UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1:   Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 9.28%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to purchase risk assets after they dropped in price. Toward the end of the period, global markets fell as the rapid spread of the COVID-19 Omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the Omicron variant. Stock markets gave back gains, however, after the U.S. Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise interest rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income government bond yields were higher as numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major government bond market returns to fall on inflation concerns. Government bond market losses were the greatest in the United Kingdom, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds. Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds—particularly in the U.S., eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields (bond prices fall when yields rise) and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed U.S. Treasury bonds. Emerging-market sovereign and local-currency bonds trailed as the U.S. dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Net of fees, the AB Global Dynamic Allocation Portfolio return was positive but underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the twelve-month period ending December 31, 2021. During this period, the Portfolio’s overweight to U.S. government bonds and international equities along with underweights to U.S. small and mid-cap stocks detracted from performance. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year U.S. Treasury interest rate swaps. The interest rate swap overlay position also detracted from performance over the period. Our relative overweight to U.S. large-cap stocks contributed to performance. Currency management and a position in real assets also contributed to performance.

The Portfolio began the year modestly overweight equity, motivated by ongoing fiscal stimulus and supportive monetary policy. The overweight position was reduced to near neutral in February, as stretched investor positioning, market volatility, and elevated valuations partially offset the positive outlook for equities.

The Portfolio’s modest overweight to equities was maintained through the third quarter. Over the course of the quarter, the overweight position was reduced as pockets of rising COVID-19 infection rates weighed on investor sentiment. However, the Portfolio maintained an overweight to equities in September, as economic activity and corporate earnings continued to benefit from increases in consumer spending and business sentiment. Equity overweight continued throughout the fourth quarter as well.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilized a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period with an overweight to risk assets including developed market equities and real assets. In developed markets, the Portfolio held an overweight to U.S. and Japan. Within fixed income, the Portfolio maintained an underweight to bonds primarily due to concerns that strong growth and higher inflation will lead markets to bring forward expectations for the end of extraordinary monetary policies, negatively impacting fixed income investments. The Portfolio was underweight cash at the end of the period. The Portfolio held an overweight to Swiss franc, U.S. dollar, and Canadian dollar and underweight positions to Australian dollar, Japanese yen, and the euro.

Daniel Loewy

Alexander Barenboym

Caglasu Altunkopru

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
AB Global Dynamic Allocation Portfolio
Class B	9.28	7.67	7.07
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Information Technology	9.7
Financials	6.8
Real Estate	6.5
Health Care	6.4
Consumer Discretionary	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	31.2
Foreign Government	7.6

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.87%	$1,000.00	$1,035.50	$4.46
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—54.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE (a)	32,596	$4,162,960
BAE Systems plc	177,826	1,325,036
Boeing Co. (The) (a)	13,417	2,701,111
Dassault Aviation S.A.	1,384	149,546
Elbit Systems, Ltd.	1,466	253,879
General Dynamics Corp.	5,650	1,177,856
Howmet Aerospace, Inc.	9,399	299,170
Huntington Ingalls Industries, Inc.	977	182,445
L3Harris Technologies, Inc.	4,893	1,043,383
Lockheed Martin Corp.	6,001	2,132,815
MTU Aero Engines AG	2,952	600,189
Northrop Grumman Corp.	3,665	1,418,612
Raytheon Technologies Corp.	36,717	3,159,865
Rolls-Royce Holdings plc (a)	462,674	771,631
Safran S.A.	18,898	2,321,028
Singapore Technologies Engineering, Ltd.	86,326	241,038
Textron, Inc.	5,457	421,280
Thales S.A.	5,898	501,936
TransDigm Group, Inc. (a)	1,275	811,257

		23,675,037

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	3,207	345,169
Deutsche Post AG	54,809	3,527,879
DSV A/S	11,279	2,606,202
Expeditors International of Washington, Inc.	4,136	555,423
FedEx Corp.	5,989	1,548,995
InPost S.A. (a)	11,058	133,575
SG Holdings Co., Ltd.	17,704	414,518
United Parcel Service, Inc. - Class B	17,734	3,801,106
Yamato Holdings Co., Ltd.	16,114	377,883

		13,310,750

Airlines—0.1%
Alaska Air Group, Inc. (a)	3,049	158,853
American Airlines Group, Inc. (a) (b)	15,765	283,139
ANA Holdings, Inc. (a)	8,836	184,718
Delta Air Lines, Inc. (a)	15,582	608,945
Deutsche Lufthansa AG (a)	33,051	232,582
Japan Airlines Co., Ltd. (a)	7,976	152,284
Qantas Airways, Ltd. (a)	51,100	186,346
Singapore Airlines, Ltd. (a)	74,087	274,601
Southwest Airlines Co. (a)	14,406	617,153
United Airlines Holdings, Inc. (a)	7,880	344,987

		3,043,608

Auto Components—0.2%
Aisin Corp.	8,146	312,342
Aptiv plc (a)	6,587	1,086,526
BorgWarner, Inc.	5,839	263,164
Bridgestone Corp. (b)	31,570	1,358,403
Cie Generale des Etablissements Michelin	9,368	1,535,586
Continental AG (a)	6,082	643,903
Denso Corp.	23,962	1,978,637
Faurecia SE	6,487	308,596

Auto Components—(Continued)
Koito Manufacturing Co., Ltd.	5,778	305,951
Stanley Electric Co., Ltd.	7,190	179,978
Sumitomo Electric Industries, Ltd.	41,704	543,716
Valeo	12,697	383,781

		8,900,583

Automobiles—1.3%
Bayerische Motoren Werke AG	18,307	1,844,832
Daimler AG	47,324	3,634,002
Ferrari NV	6,969	1,792,546
Ford Motor Co.	95,549	1,984,553
General Motors Co. (a)	35,350	2,072,570
Honda Motor Co., Ltd.	90,144	2,531,466
Isuzu Motors, Ltd.	32,240	401,130
Mazda Motor Corp. (a)	31,441	241,921
Nissan Motor Co., Ltd. (a)	128,358	620,277
Renault S.A. (a)	10,628	369,080
Stellantis NV (Milan-Traded Shares)	112,551	2,113,295
Subaru Corp.	34,024	608,489
Suzuki Motor Corp.	20,366	784,259
Tesla, Inc. (a) (b)	19,759	20,880,916
Toyota Motor Corp.	586,374	10,824,388
Volkswagen AG	1,794	527,664
Yamaha Motor Co., Ltd. (b)	16,460	394,843

		51,626,231

Banks—3.1%
ABN AMRO Bank NV	23,389	343,835
Australia & New Zealand Banking Group, Ltd.	157,413	3,151,510
Banco Bilbao Vizcaya Argentaria S.A.	368,691	2,188,909
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Santander S.A.	958,826	3,200,304
Bank Hapoalim B.M.	62,812	646,813
Bank Leumi Le-Israel B.M.	80,335	863,215
Bank of America Corp.	180,318	8,022,348
Barclays plc	935,964	2,379,018
BNP Paribas S.A.	62,195	4,297,304
BOC Hong Kong Holdings, Ltd.	204,612	670,591
CaixaBank S.A.	245,136	672,212
Chiba Bank, Ltd. (The)	29,310	167,683
Citigroup, Inc.	49,353	2,980,428
Citizens Financial Group, Inc.	10,375	490,219
Comerica, Inc.	3,261	283,707
Commerzbank AG (a)	55,397	422,154
Commonwealth Bank of Australia	98,096	7,210,269
Concordia Financial Group, Ltd.	60,195	218,766
Credit Agricole S.A.	68,387	976,817
Danske Bank A/S	38,138	651,793
DBS Group Holdings, Ltd.	100,155	2,424,878
DNB Bank ASA	51,435	1,178,390
Erste Group Bank AG	19,012	893,728
Fifth Third Bancorp	16,819	732,467
FinecoBank Banca Fineco S.p.A.	33,723	587,292
First Republic Bank	4,293	886,547
Hang Seng Bank, Ltd.	42,285	774,174
HSBC Holdings plc	1,129,437	6,834,337

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Huntington Bancshares, Inc.	35,954	$554,411
ING Groep NV	215,867	3,008,002
Intesa Sanpaolo S.p.A.	913,222	2,359,435
Israel Discount Bank, Ltd. - Class A	64,362	432,311
Japan Post Bank Co., Ltd.	22,393	205,390
JPMorgan Chase & Co.	72,763	11,522,021
KBC Group NV	13,824	1,187,338
KeyCorp	23,288	538,651
Lloyds Banking Group plc	3,924,658	2,530,158
M&T Bank Corp.	3,133	481,166
Mediobanca Banca di Credito Finanziario S.p.A.	34,342	392,557
Mitsubishi UFJ Financial Group, Inc.	675,897	3,672,112
Mizrahi Tefahot Bank, Ltd.	7,772	299,622
Mizuho Financial Group, Inc.	133,384	1,696,542
National Australia Bank, Ltd.	182,084	3,821,716
NatWest Group plc	318,487	970,461
Nordea Bank Abp	179,149	2,181,747
Oversea-Chinese Banking Corp., Ltd.	187,228	1,585,016
People’s United Financial, Inc.	10,420	185,684
PNC Financial Services Group, Inc. (The)	10,349	2,075,181
Raiffeisen Bank International AG	8,184	240,687
Regions Financial Corp.	23,243	506,697
Resona Holdings, Inc.	113,928	443,151
Shizuoka Bank, Ltd. (The)	24,680	176,381
Signature Bank (b)	1,481	479,059
Skandinaviska Enskilda Banken AB - Class A	89,991	1,246,693
Societe Generale S.A.	44,826	1,539,305
Standard Chartered plc	145,531	879,566
Sumitomo Mitsui Financial Group, Inc.	72,193	2,467,654
Sumitomo Mitsui Trust Holdings, Inc.	18,676	623,510
SVB Financial Group (a)	1,429	969,205
Svenska Handelsbanken AB - A Shares	80,650	870,637
Swedbank AB - A Shares	50,074	1,005,622
Truist Financial Corp.	32,503	1,903,051
U.S. Bancorp	32,853	1,845,353
UniCredit S.p.A.	117,851	1,814,174
United Overseas Bank, Ltd.	65,254	1,303,104
Wells Fargo & Co. (e)	99,993	4,797,664
Westpac Banking Corp.	202,849	3,153,741
Zions Bancorp N.A.	3,946	249,229

		120,363,712

Beverages—0.9%
Anheuser-Busch InBev S.A.	42,131	2,550,752
Asahi Group Holdings, Ltd.	25,230	979,149
Brown-Forman Corp. - Class B	4,449	324,154
Budweiser Brewing Co. APAC, Ltd. (144A)	95,195	249,681
Carlsberg AS - Class B	5,551	953,527
Coca-Cola Co. (The) (e)	94,600	5,601,266
Coca-Cola Europacific Partners plc	11,343	634,414
Coca-Cola HBC AG	11,101	382,720
Constellation Brands, Inc. - Class A	4,097	1,028,224
Davide Campari-Milano NV	28,903	420,804
Diageo plc	129,052	7,035,001
Heineken Holding NV	6,370	588,114
Heineken NV	14,332	1,611,540

Beverages—(Continued)
Ito En, Ltd.	2,959	155,386
Kirin Holdings Co., Ltd. (b)	45,484	729,440
Molson Coors Beverage Co. - Class B (b)	4,587	212,607
Monster Beverage Corp. (a)	9,143	878,094
PepsiCo, Inc.	33,655	5,846,210
Pernod Ricard S.A.	11,584	2,787,083
Remy Cointreau S.A.	1,257	305,978
Suntory Beverage & Food, Ltd.	7,688	278,053
Treasury Wine Estates, Ltd.	39,913	359,830

		33,912,027

Biotechnology—0.7%
AbbVie, Inc.	43,031	5,826,398
Amgen, Inc.	13,827	3,110,660
Argenx SE (a)	2,534	895,609
Biogen, Inc. (a)	3,629	870,670
CSL, Ltd.	25,165	5,329,051
Genmab A/S (a)	3,631	1,453,848
Gilead Sciences, Inc.	30,530	2,216,783
Grifols S.A.	16,493	315,570
Incyte Corp. (a)	4,570	335,438
Moderna, Inc. (a) (b)	8,551	2,171,783
Regeneron Pharmaceuticals, Inc. (a)	2,560	1,616,691
Vertex Pharmaceuticals, Inc. (a)	6,317	1,387,213

		25,529,714

Building Products—0.4%
A.O. Smith Corp.	3,243	278,412
AGC, Inc. (b)	10,689	510,203
Allegion plc	2,184	289,249
Assa Abloy AB - Class B	55,420	1,683,545
Carrier Global Corp.	21,129	1,146,037
Cie de Saint-Gobain	27,974	1,967,701
Daikin Industries, Ltd.	13,776	3,125,140
Fortune Brands Home & Security, Inc.	3,357	358,863
Geberit AG	1,984	1,615,075
Johnson Controls International plc	17,343	1,410,159
Kingspan Group plc	8,516	1,019,301
Lixil Corp.	14,725	392,399
Masco Corp. (b)	6,018	422,584
Nibe Industrier AB - B Shares	78,867	1,182,458
Rockwool International A/S - B Shares	462	202,210
TOTO, Ltd.	7,828	360,056
Trane Technologies plc	5,786	1,168,946
Xinyi Glass Holdings, Ltd.	100,587	251,867

		17,384,205

Capital Markets—1.4%
3i Group plc	53,811	1,052,806
Abrdn plc	120,580	393,003
Ameriprise Financial, Inc.	2,770	835,598
Amundi S.A.	3,368	278,023
ASX, Ltd.	10,704	723,736
Bank of New York Mellon Corp. (The)	19,337	1,123,093
BlackRock, Inc.	3,484	3,189,811

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Cboe Global Markets, Inc.	2,596	$338,518
Charles Schwab Corp. (The)	36,555	3,074,275
CME Group, Inc.	8,745	1,997,883
Credit Suisse Group AG	146,569	1,421,608
Daiwa Securities Group, Inc.	79,870	450,469
Deutsche Bank AG (a)	114,279	1,434,385
Deutsche Boerse AG	10,505	1,759,798
EQT AB	16,360	889,242
Euronext NV (144A)	4,737	491,853
FactSet Research Systems, Inc.	920	447,129
Franklin Resources, Inc.	6,857	229,641
Futu Holdings, Ltd. (ADR) (a) (b)	2,815	121,890
Goldman Sachs Group, Inc. (The)	8,209	3,140,353
Hargreaves Lansdown plc	19,670	360,958
Hong Kong Exchanges & Clearing, Ltd.	66,598	3,892,605
Intercontinental Exchange, Inc.	13,713	1,875,527
Invesco, Ltd.	8,314	191,388
Japan Exchange Group, Inc.	28,173	616,782
Julius Baer Group, Ltd.	12,232	817,411
London Stock Exchange Group plc	18,188	1,702,361
Macquarie Group, Ltd.	19,373	2,895,998
Magellan Financial Group, Ltd.	7,621	117,815
MarketAxess Holdings, Inc.	925	380,425
Moody’s Corp.	3,945	1,540,838
Morgan Stanley	35,543	3,488,901
MSCI, Inc.	2,008	1,230,282
Nasdaq, Inc. (b)	2,850	598,529
Nomura Holdings, Inc.	169,855	740,761
Northern Trust Corp.	5,074	606,901
Partners Group Holding AG	1,255	2,068,889
Raymond James Financial, Inc.	4,509	452,704
S&P Global, Inc.	5,869	2,769,757
SBI Holdings, Inc.	13,529	368,759
Schroders plc	6,873	330,196
Singapore Exchange, Ltd.	44,441	306,881
St. James’s Place plc	29,846	679,887
State Street Corp.	8,903	827,979
T. Rowe Price Group, Inc.	5,526	1,086,633
UBS Group AG	194,484	3,490,617

		56,832,898

Chemicals—1.3%
Air Liquide S.A.	26,195	4,567,789
Air Products & Chemicals, Inc.	5,390	1,639,961
Akzo Nobel NV	10,364	1,140,865
Albemarle Corp.	2,848	665,777
Arkema S.A.	3,394	478,700
Asahi Kasei Corp.	69,367	651,959
BASF SE	50,785	3,571,986
Celanese Corp.	2,705	454,602
CF Industries Holdings, Inc.	5,237	370,675
Chr Hansen Holding A/S	5,832	458,508
Clariant AG	11,930	248,980
Corteva, Inc.	17,877	845,225
Covestro AG	10,682	659,132
Croda International plc	7,714	1,057,975

Chemicals—(Continued)
Dow, Inc.	18,159	1,029,978
DuPont de Nemours, Inc.	12,736	1,028,814
Eastman Chemical Co.	3,306	399,728
Ecolab, Inc.	6,061	1,421,850
EMS-Chemie Holding AG	388	432,988
Evonik Industries AG	11,595	375,799
FMC Corp.	3,133	344,285
Givaudan S.A.	511	2,688,829
ICL Group, Ltd.	39,052	375,172
International Flavors & Fragrances, Inc.	6,064	913,542
Johnson Matthey plc	10,701	297,248
JSR Corp.	11,252	428,001
Kansai Paint Co., Ltd.	9,798	212,963
Koninklijke DSM NV	9,664	2,169,839
LANXESS AG	4,593	284,997
Linde plc	12,575	4,356,357
LyondellBasell Industries NV - Class A	6,435	593,500
Mitsubishi Chemical Holdings Corp.	70,794	524,426
Mitsubishi Gas Chemical Co., Inc.	8,737	147,980
Mitsui Chemicals, Inc.	10,184	273,602
Mosaic Co. (The)	9,019	354,356
Nippon Paint Holdings Co., Ltd. (b)	39,322	428,731
Nippon Sanso Holdings Corp.	8,381	183,119
Nissan Chemical Corp.	6,720	390,305
Nitto Denko Corp.	7,866	607,991
Novozymes A/S - B Shares	11,359	930,159
Orica, Ltd.	22,532	224,729
PPG Industries, Inc.	5,779	996,531
Sherwin-Williams Co. (The)	5,899	2,077,392
Shin-Etsu Chemical Co., Ltd.	19,582	3,391,503
Sika AG	7,839	3,253,935
Solvay S.A.	4,098	477,757
Sumitomo Chemical Co., Ltd.	82,381	388,213
Symrise AG	7,113	1,055,077
Toray Industries, Inc.	76,678	454,536
Tosoh Corp.	14,379	213,279
Umicore S.A.	10,899	444,685
Yara International ASA	9,155	462,494

		51,446,824

Commercial Services & Supplies—0.2%
Brambles, Ltd.	79,721	616,676
Cintas Corp.	2,131	944,395
Copart, Inc. (a)	5,184	785,998
Dai Nippon Printing Co., Ltd.	12,278	308,823
Rentokil Initial plc	102,809	813,267
Republic Services, Inc.	5,116	713,426
Rollins, Inc.	5,511	188,531
Secom Co., Ltd.	11,609	806,022
Securitas AB - B Shares	17,313	237,959
Sohgo Security Services Co., Ltd.	3,949	156,902
TOPPAN, Inc.	14,502	271,842
Waste Management, Inc.	9,433	1,574,368

		7,418,209

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.3%
Arista Networks, Inc. (a)	5,454	$784,012
Cisco Systems, Inc.	102,618	6,502,903
F5, Inc. (a)	1,469	359,479
Juniper Networks, Inc.	7,917	282,716
Motorola Solutions, Inc.	4,123	1,120,219
Nokia Oyj (a)	298,125	1,872,849
Telefonaktiebolaget LM Ericsson - B Shares	161,389	1,772,672

		12,694,850

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	13,561	363,727
Bouygues S.A.	12,644	453,033
Eiffage S.A.	4,605	474,987
Ferrovial S.A.	26,848	842,014
Kajima Corp.	24,846	285,362
Obayashi Corp.	35,905	277,831
Quanta Services, Inc.	3,388	388,468
Shimizu Corp.	30,519	189,184
Skanska AB - B Shares	18,810	484,500
Taisei Corp.	10,553	320,665
Vinci S.A.	29,741	3,151,172

		7,230,943

Construction Materials—0.2%
CRH plc	43,073	2,275,130
HeidelbergCement AG	8,228	557,459
Holcim, Ltd.	28,948	1,473,217
James Hardie Industries plc	24,612	990,632
Martin Marietta Materials, Inc. (b)	1,519	669,150
Vulcan Materials Co.	3,231	670,691

		6,636,279

Consumer Finance—0.1%
American Express Co.	15,669	2,563,448
Capital One Financial Corp.	10,863	1,576,113
Discover Financial Services	7,292	842,664
Synchrony Financial	13,872	643,522

		5,625,747

Containers & Packaging—0.1%
AMCOR plc	37,543	450,892
Avery Dennison Corp.	2,018	437,038
Ball Corp.	7,953	765,635
International Paper Co.	9,517	447,109
Packaging Corp. of America	2,313	314,915
Sealed Air Corp.	3,649	246,198
Smurfit Kappa Group plc	13,606	752,164
WestRock Co.	6,501	288,384

		3,702,335

Distributors—0.0%
Genuine Parts Co.	3,487	488,877
LKQ Corp.	6,583	395,178
Pool Corp.	977	552,982

		1,437,037

Diversified Consumer Services—0.0%
IDP Education, Ltd.	11,542	291,063

Diversified Financial Services—0.6%
Berkshire Hathaway, Inc. - Class B (a)	45,138	13,496,262
Eurazeo S.E.	2,190	191,450
EXOR NV	5,996	533,709
Groupe Bruxelles Lambert S.A.	6,245	697,906
Industrivarden AB - A Shares (b)	7,384	234,365
Industrivarden AB - C Shares	8,830	276,176
Investor AB - A Shares	27,575	722,854
Investor AB - B Shares	100,741	2,519,371
Kinnevik AB - B Shares (a)	13,389	473,648
L E Lundbergforetagen AB - B Shares	4,202	234,795
M&G plc	143,758	388,084
Mitsubishi HC Capital, Inc.	36,499	180,562
ORIX Corp.	67,537	1,378,429
Sofina S.A.	852	418,957
Tokyo Century Corp.	2,040	98,975
Wendel S.E.	1,483	177,808

		22,023,351

Diversified Telecommunication Services—0.7%
AT&T, Inc. (e)	173,863	4,277,030
BT Group plc	493,579	1,128,634
Cellnex Telecom S.A.	28,171	1,635,609
Deutsche Telekom AG	184,294	3,425,130
Elisa Oyj	7,864	482,977
HKT Trust & HKT, Ltd.	209,444	281,543
Infrastrutture Wireless Italiane S.p.A.	18,582	224,981
Koninklijke KPN NV	185,912	577,309
Lumen Technologies, Inc. (b)	24,221	303,974
Nippon Telegraph & Telephone Corp.	71,177	1,946,119
Orange S.A.	110,313	1,181,789
Proximus SADP	8,410	163,996
Singapore Telecommunications, Ltd.	456,576	786,054
Spark New Zealand, Ltd.	103,240	319,701
Swisscom AG	1,432	807,852
Telecom Italia S.p.A.	550,953	270,936
Telefonica Deutschland Holding AG	57,565	159,256
Telefonica S.A. (b)	303,128	1,319,606
Telenor ASA	38,690	608,791
Telia Co. AB	146,984	574,724
Telstra Corp., Ltd.	230,168	700,107
United Internet AG	5,363	212,738
Verizon Communications, Inc. (e)	100,814	5,238,296

		26,627,152

Electric Utilities—0.8%
Alliant Energy Corp.	6,093	374,537
American Electric Power Co., Inc.	12,181	1,083,744
AusNet Services, Ltd.	105,886	197,944
Chubu Electric Power Co., Inc.	35,625	376,134
CK Infrastructure Holdings, Ltd.	36,641	233,319
CLP Holdings, Ltd.	90,802	917,053
Duke Energy Corp.	18,733	1,965,092
Edison International	9,246	631,039

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
EDP - Energias de Portugal S.A.	153,493	$841,961
Electricite de France S.A.	26,191	307,791
Elia Group S.A.	1,708	225,228
Endesa S.A.	17,562	404,846
Enel S.p.A.	449,721	3,581,562
Entergy Corp.	4,893	551,196
Evergy, Inc.	5,583	383,050
Eversource Energy	8,367	761,230
Exelon Corp.	23,810	1,375,266
FirstEnergy Corp.	13,251	551,109
Fortum Oyj	24,558	750,101
HK Electric Investments & HK Electric Investments, Ltd.	146,575	143,820
Iberdrola S.A.	316,803	3,712,447
Kansai Electric Power Co., Inc. (The)	38,929	364,339
Mercury NZ, Ltd.	37,663	157,780
NextEra Energy, Inc.	47,769	4,459,714
NRG Energy, Inc.	5,960	256,757
Origin Energy, Ltd.	97,383	372,052
Orsted A/S	10,459	1,343,088
Pinnacle West Capital Corp.	2,746	193,840
Power Assets Holdings, Ltd.	76,707	478,110
PPL Corp.	18,740	563,324
Red Electrica Corp. S.A.	23,934	518,039
Southern Co. (The)	25,783	1,768,198
SSE plc	57,685	1,286,316
Terna - Rete Elettrica Nazionale	77,797	627,691
Tokyo Electric Power Co. Holdings, Inc. (a)	84,414	218,466
Verbund AG	3,765	424,932
Xcel Energy, Inc.	13,111	887,615

		33,288,730

Electrical Equipment—0.6%
ABB, Ltd.	90,820	3,460,359
AMETEK, Inc.	5,630	827,835
Eaton Corp. plc	9,706	1,677,391
Emerson Electric Co.	14,556	1,353,271
Fuji Electric Co., Ltd.	7,016	383,109
Generac Holdings, Inc. (a)	1,537	540,901
Legrand S.A.	14,788	1,730,707
Mitsubishi Electric Corp.	100,917	1,279,691
Nidec Corp.	24,728	2,906,799
Prysmian S.p.A.	14,085	530,697
Rockwell Automation, Inc.	2,825	985,501
Schneider Electric SE	29,890	5,859,904
Siemens Energy AG (a)	22,098	565,782
Siemens Gamesa Renewable Energy S.A. (a)	13,182	312,645
Vestas Wind Systems A/S	55,839	1,688,613

		24,103,205

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	14,566	1,273,942
Azbil Corp.	6,824	310,900
CDW Corp.	3,348	685,603
Corning, Inc.	18,716	696,797
Halma plc	20,991	906,567
Hamamatsu Photonics KK	7,756	494,965

Electronic Equipment, Instruments & Components—(Continued)
Hexagon AB - B Shares	108,933	1,714,993
Hirose Electric Co., Ltd.	1,794	301,663
Ibiden Co., Ltd.	5,841	345,244
IPG Photonics Corp. (a)	873	150,278
Keyence Corp.	10,758	6,760,996
Keysight Technologies, Inc. (a)	4,486	926,404
Kyocera Corp.	17,747	1,108,965
Murata Manufacturing Co., Ltd.	31,762	2,521,729
Omron Corp.	10,263	1,022,629
Shimadzu Corp.	13,096	552,816
TDK Corp.	21,496	839,193
TE Connectivity, Ltd.	7,987	1,288,623
Teledyne Technologies, Inc. (a)	1,135	495,870
Trimble, Inc. (a)	6,127	534,213
Venture Corp., Ltd.	15,309	208,171
Yokogawa Electric Corp.	12,625	227,666
Zebra Technologies Corp. - Class A (a)	1,301	774,355

		24,142,582

Energy Equipment & Services—0.1%
Baker Hughes Co.	20,174	485,387
Halliburton Co.	21,684	495,913
Schlumberger NV	34,052	1,019,857
Tenaris S.A.	26,110	272,504

		2,273,661

Entertainment—0.6%
Activision Blizzard, Inc.	18,937	1,259,879
Bollore S.A.	48,892	273,579
Capcom Co., Ltd.	9,736	229,228
Electronic Arts, Inc.	6,929	913,935
Embracer Group AB (a)	26,213	277,747
Koei Tecmo Holdings Co., Ltd.	3,252	127,937
Konami Holdings Corp.	5,157	247,507
Live Nation Entertainment, Inc. (a) (b)	3,208	383,965
Netflix, Inc. (a)	10,778	6,493,098
Nexon Co., Ltd.	27,280	526,087
Nintendo Co., Ltd.	6,188	2,886,317
Sea, Ltd. (ADR) (a) (b)	7,618	1,704,223
Square Enix Holdings Co., Ltd.	4,742	243,245
Take-Two Interactive Software, Inc. (a)	2,837	504,192
Toho Co., Ltd.	6,187	264,925
UBISOFT Entertainment S.A. (a)	5,124	251,300
Universal Music Group NV	40,104	1,130,716
Walt Disney Co. (The) (a)	44,248	6,853,573

		24,571,453

Equity Real Estate Investment Trusts—5.4%
Abacus Property Group	45,600	125,778
Acadia Realty Trust (b)	8,355	182,390
Activia Properties, Inc.	72	260,386
Advance Residence Investment Corp.	126	416,921
Aedifica S.A.	3,542	463,406
AEON REIT Investment Corp.	165	231,091
Agree Realty Corp.	6,600	470,976

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
AIMS APAC REIT	53,650	$57,732
Alexander & Baldwin, Inc. (a)	6,950	174,376
Alexandria Real Estate Equities, Inc.	18,336	4,088,195
Allied Properties Real Estate Investment Trust	12,170	422,840
Alstria Office REIT-AG	17,250	383,325
American Assets Trust, Inc.	4,800	180,144
American Campus Communities, Inc.	13,277	760,639
American Finance Trust, Inc. (b)	11,950	109,104
American Homes 4 Rent - Class A	27,424	1,195,961
American Tower Corp.	11,083	3,241,777
Americold Realty Trust (b)	25,858	847,884
Apartment Income REIT Corp.	15,116	826,392
Apartment Investment & Management Co. - Class A (a)	14,566	112,450
Apple Hospitality REIT, Inc.	20,650	333,498
ARA LOGOS Logistics Trust	123,700	82,606
Arena REIT	31,100	111,579
Argosy Property, Ltd.	80,800	88,498
Armada Hoffler Properties, Inc.	5,800	88,276
Artis Real Estate Investment Trust	8,850	83,536
Ascencio	500	30,569
Ascendas Real Estate Investment Trust	516,608	1,131,429
Ascott Residence Trust	183,200	140,048
Assura plc	255,395	241,345
AvalonBay Communities, Inc.	16,923	4,274,581
Aventus Group	40,350	105,730
Befimmo S.A.	2,050	78,773
Big Yellow Group plc	16,400	378,363
BMO Commercial Property Trust, Ltd.	48,969	69,612
BMO Real Estate Investment, Ltd.	23,292	26,885
Boardwalk Real Estate Investment Trust	3,650	158,211
Boston Properties, Inc.	18,597	2,142,002
Brandywine Realty Trust	16,326	219,095
British Land Co. plc (The)	138,485	992,997
Brixmor Property Group, Inc.	28,677	728,683
Broadstone Net Lease, Inc. (b)	15,150	376,023
BWP Trust	47,268	142,745
Camden Property Trust	9,616	1,718,187
Canadian Apartment Properties (b)	16,800	796,338
Capital & Counties Properties plc	71,403	162,855
CapitaLand Integrated Commercial Trust	731,754	1,108,252
CareTrust REIT, Inc.	9,300	212,319
Carmila S.A.	3,850	60,675
CDL Hospitality Trusts	77,182	66,920
Centerspace	1,391	154,262
Centuria Industrial REIT	50,800	155,128
Centuria Office REIT	44,700	76,163
Champion REIT	192,506	98,514
Charter Hall Long Wale REIT	52,436	192,683
Charter Hall Retail REIT	47,073	145,943
Charter Hall Social Infrastructure REIT	31,900	95,928
Choice Properties Real Estate Investment Trust	24,768	297,424
Civitas Social Housing plc	60,450	79,297
Cofinimmo S.A.	3,095	495,147
Comforia Residential REIT, Inc.	62	184,065
Cominar Real Estate Investment Trust	16,781	155,081
Community Healthcare Trust, Inc.	2,300	108,721
Corporate Office Properties Trust	10,850	303,475

Equity Real Estate Investment Trusts—(Continued)
Cousins Properties, Inc.	14,359	578,381
Covivio	7,707	633,695
CRE Logistics REIT, Inc.	52	102,387
Crombie Real Estate Investment Trust (b)	9,300	136,896
Cromwell European Real Estate Investment Trust	30,800	88,724
Cromwell Property Group	137,707	87,180
Crown Castle International Corp.	10,524	2,196,780
CubeSmart	20,747	1,180,712
Custodian REIT plc	39,513	56,676
CyrusOne, Inc.	12,300	1,103,556
Daiwa House REIT Investment Corp.	328	993,742
Daiwa Office Investment Corp.	27	164,457
Daiwa Securities Living Investments Corp.	196	201,804
Derwent London plc	9,750	450,431
Dexus	164,028	1,327,427
Dexus Industria REIT	20,617	52,656
DiamondRock Hospitality Co. (a)	20,150	193,642
Digital Realty Trust, Inc.	34,120	6,034,804
DigitalBridge Group, Inc. (a)	46,750	389,427
Diversified Healthcare Trust	22,850	70,607
Douglas Emmett, Inc.	16,090	539,015
Dream Industrial Real Estate Investment Trust	21,300	289,961
Dream Office Real Estate Investment Trust	3,550	69,122
Duke Realty Corp.	46,058	3,023,247
Easterly Government Properties, Inc.	8,325	190,809
EastGroup Properties, Inc.	3,879	883,830
Empire State Realty Trust, Inc. - Class A	13,779	122,633
Empiric Student Property plc	56,953	66,254
EPR Properties	7,147	339,411
Equinix, Inc.	10,886	9,207,814
Equity Commonwealth (a)	11,300	292,670
Equity LifeStyle Properties, Inc.	16,816	1,474,091
Equity Residential	44,050	3,986,525
ESR-REIT	259,300	92,360
Essential Properties Realty Trust, Inc.	11,650	335,870
Essex Property Trust, Inc.	7,906	2,784,730
Eurocommercial Properties NV	4,450	96,743
Extra Space Storage, Inc.	15,999	3,627,453
Far East Hospitality Trust	93,800	41,068
Federal Realty Investment Trust (b)	9,209	1,255,371
First Capital Real Estate Investment Trust	21,000	313,103
First Industrial Realty Trust, Inc.	12,450	824,190
Fortune Real Estate Investment Trust	131,930	135,536
Four Corners Property Trust, Inc.	7,400	217,634
Frasers Centrepoint Trust	104,600	179,303
Frasers Logistics & Industrial Trust	273,800	308,866
Frontier Real Estate Investment Corp. (b)	47	203,072
Fukuoka REIT Corp.	71	102,907
Gaming and Leisure Properties, Inc.	21,860	1,063,708
Gecina S.A.	7,563	1,057,836
Getty Realty Corp.	3,915	125,632
Global Net Lease, Inc. (b)	10,050	153,564
Global One Real Estate Investment Corp.	94	98,313
GLP J-REIT	648	1,119,712
Goodman Group	91,935	1,775,289
Goodman Property Trust	106,050	187,415
GPT Group (The)	292,149	1,152,331

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Granite Real Estate Investment Trust	5,950	$495,775
Great Portland Estates plc	24,580	241,860
Growthpoint Properties Australia, Ltd.	27,000	85,684
H&R Real Estate Investment Trust	27,315	350,898
Hamborner REIT AG	6,850	78,124
Hammerson plc	408,375	181,400
Hankyu Hanshin REIT, Inc.	65	89,607
Healthcare Realty Trust, Inc.	14,210	449,604
Healthcare Trust of America, Inc. - Class A	21,075	703,694
Healthpeak Properties, Inc.	65,391	2,359,961
Heiwa Real Estate REIT, Inc.	89	121,064
Hibernia REIT plc	64,316	95,115
Highwoods Properties, Inc.	9,950	443,670
Home Consortium, Ltd.	13,800	79,820
Home Reit plc	54,550	96,017
HomeCo Daily Needs REIT	39,600	45,957
Hoshino Resorts REIT, Inc. (b)	22	124,892
Host Hotels & Resorts, Inc. (a)	85,930	1,494,323
Hotel Property Investments	18,450	50,221
Hudson Pacific Properties, Inc.	14,363	354,910
Hulic REIT, Inc.	123	185,017
Icade	3,135	225,095
Ichigo Office REIT Investment Corp.	114	82,335
Immobiliare Grande Distribuzione SIIQ S.p.A. (a)	6,309	27,493
Impact Healthcare Reit plc	25,150	40,710
Independence Realty Trust, Inc.	10,100	260,883
Industrial & Infrastructure Fund Investment Corp.	185	357,166
Industrial Logistics Properties Trust	6,250	156,563
Ingenia Communities Group	35,590	161,251
Inmobiliaria Colonial Socimi S.A.	33,334	313,105
Innovative Industrial Properties, Inc.	2,300	604,693
InterRent Real Estate Investment Trust	12,500	171,054
Intervest Offices & Warehouses NV	2,250	72,251
InvenTrust Properties Corp. (b)	6,921	188,666
Invincible Investment Corp.	475	150,075
Invitation Homes, Inc.	57,878	2,624,189
Irish Residential Properties REIT plc	42,997	82,022
Iron Mountain, Inc. (b)	7,048	368,822
Irongate Group	45,550	57,377
Itochu Advance Logistics Investment Corp.	58	92,237
Japan Excellent, Inc. (b)	121	140,412
Japan Hotel REIT Investment Corp.	435	212,538
Japan Logistics Fund, Inc.	84	260,032
Japan Prime Realty Investment Corp. (b)	86	298,157
Japan Real Estate Investment Corp.	196	1,112,686
Japan Retail Fund Investment Corp.	1,054	908,067
JBG SMITH Properties	11,825	339,496
Kenedix Office Investment Corp.	37	228,591
Kenedix Residential Next Investment Corp.	96	185,451
Kenedix Retail REIT Corp.	57	140,353
Keppel DC REIT	123,707	226,803
Keppel Pacific Oak US REIT	81,750	65,407
Keppel REIT	206,532	173,185
Killam Apartment Real Estate Investment Trust	10,400	193,949
Kilroy Realty Corp.	11,213	745,216
Kimco Realty Corp.	71,255	1,756,436
Kite Realty Group Trust (b)	20,894	455,071

Equity Real Estate Investment Trusts—(Continued)
Kiwi Property Group, Ltd.	152,520	124,839
Klepierre	29,382	696,733
Land Securities Group plc	108,145	1,134,213
Lar Espana Real Estate Socimi S.A.	5,800	33,808
LaSalle Logiport REIT	173	304,512
Lendlease Global Commercial REIT	85,550	56,818
Life Storage, Inc.	7,924	1,213,798
Link REIT	317,759	2,799,311
LondonMetric Property plc	85,526	327,785
LTC Properties, Inc. (b)	3,750	128,025
LXI REIT plc	67,902	133,207
LXP Industrial Trust (b)	26,900	420,178
Macerich Co. (The) (b)	20,610	356,141
Manulife US Real Estate Investment Trust	140,050	93,879
Mapletree Commercial Trust (c) (d)	332,183	494,462
Mapletree Industrial Trust	179,912	361,977
Mapletree Logistics Trust	493,760	696,176
Medical Properties Trust, Inc. (b)	57,316	1,354,377
Mercialys S.A.	6,050	58,992
Merlin Properties Socimi S.A.	32,188	349,611
Mid-America Apartment Communities, Inc.	14,016	3,215,831
Mirai Corp.	149	64,004
Mirvac Group	600,477	1,273,185
Mitsubishi Estate Logistics REIT Investment Corp.	37	168,500
Mitsui Fudosan Logistics Park, Inc.	49	274,754
Monmouth Real Estate Investment Corp.	9,150	192,242
Montea NV	1,200	180,632
Mori Hills REIT Investment Corp.	154	209,217
Mori Trust Sogo REIT, Inc.	97	122,108
National Health Investors, Inc.	4,200	241,374
National Retail Properties, Inc. (b)	16,916	813,152
National Storage Affiliates Trust	7,800	539,760
National Storage REIT	110,794	214,723
NewRiver REIT plc	29,361	34,944
NexPoint Residential Trust, Inc. (b)	2,100	176,043
Nextensa	376	33,305
Nippon Accommodations Fund, Inc.	45	259,472
Nippon Building Fund, Inc.	227	1,322,228
Nippon Prologis REIT, Inc.	332	1,173,925
NIPPON REIT Investment Corp. (b)	43	153,265
Nomura Real Estate Master Fund, Inc.	671	943,829
NorthWest Healthcare Properties Real Estate Investment Trust (b)	18,150	198,151
NSI NV	1,721	68,588
NTT UD REIT Investment Corp.	131	176,956
Office Properties Income Trust	4,581	113,792
Omega Healthcare Investors, Inc. (b)	23,120	684,121
Orion Office REIT, Inc. (a)	5,337	99,642
Orix JREIT, Inc.	401	626,799
OUE Commercial Real Estate Investment Trust	207,350	67,680
Paramount Group, Inc.	17,974	149,903
Park Hotels & Resorts, Inc. (a)	22,746	429,444
Parkway Life Real Estate Investment Trust	37,550	142,945
Pebblebrook Hotel Trust	12,511	279,871
Physicians Realty Trust	21,219	399,554
Picton Property Income, Ltd. (The)	53,156	73,409
Piedmont Office Realty Trust, Inc. - Class A	11,950	219,641
Precinct Properties New Zealand, Ltd.	129,150	147,699

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Primary Health Properties plc	127,413	$261,142
Prime US REIT	61,750	51,565
ProLogis, Inc.	89,575	15,080,847
Prosperity REIT (b)	115,050	45,454
PRS REIT plc (The)	50,150	74,672
PS Business Parks, Inc.	1,950	359,131
Public Storage	18,334	6,867,183
Realty Income Corp.	68,285	4,888,523
Regency Centers Corp.	20,069	1,512,199
Regional REIT, Ltd. (144A)	42,688	54,235
Retail Estates NV	977	79,431
Retail Opportunity Investments Corp.	11,435	224,126
Rexford Industrial Realty, Inc.	14,700	1,192,317
RioCan Real Estate Investment Trust (b)	30,714	557,002
RLJ Lodging Trust	15,895	221,417
RPT Realty	8,028	107,415
Ryman Hospitality Properties, Inc. (a)	5,186	476,905
Sabra Health Care REIT, Inc.	22,005	297,948
Safehold, Inc.	2,000	159,700
Safestore Holdings plc	19,890	378,932
Sankei Real Estate, Inc.	45	46,709
SBA Communications Corp.	2,668	1,037,905
Scentre Group	791,194	1,819,643
Schroder Real Estate Investment Trust, Ltd.	47,699	34,550
Segro plc	182,667	3,548,349
Sekisui House REIT, Inc.	403	300,224
Service Properties Trust	15,800	138,882
Shaftesbury plc	27,023	225,019
Shopping Centres Australasia Property Group	107,787	232,988
Simon Property Group, Inc.	39,658	6,336,159
SITE Centers Corp.	16,675	263,965
SL Green Realty Corp. (b)	6,488	465,190
SmartCentres Real Estate Investment Trust	12,550	319,368
SOSiLA Logistics REIT, Inc.	60	91,681
SPH REIT	91,150	67,665
Spirit Realty Capital, Inc.	11,911	573,991
STAG Industrial, Inc.	16,985	814,601
Standard Life Investment Property Income Trust, Ltd.	38,524	42,497
Star Asia Investment Corp.	156	85,751
Starhill Global REIT	137,000	66,592
Starts Proceed Investment Corp.	22	45,500
Stockland	363,913	1,123,091
STORE Capital Corp.	23,662	813,973
Stride Property Group	41,000	59,262
Summit Hotel Properties, Inc. (a) (b)	9,950	97,112
Summit Industrial Income REIT	15,700	291,672
Sun Communities, Inc.	11,121	2,335,076
Sunlight Real Estate Investment Trust	104,100	57,947
Sunstone Hotel Investors, Inc. (a)	20,956	245,814
Suntec Real Estate Investment Trust	202,078	226,266
Tanger Factory Outlet Centers, Inc. (b)	9,850	189,908
Target Healthcare REIT plc	60,211	96,171
Terreno Realty Corp.	7,100	605,559
Tokyu REIT, Inc.	86	147,924
Triple Point Social Housing REIT plc (144A)	35,403	46,362
Tritax Big Box REIT plc	181,285	610,584
Tritax EuroBox plc (144A)	78,350	123,896

Equity Real Estate Investment Trusts—(Continued)
UDR, Inc.	36,588	2,194,914
UK Commercial Property Trust, Ltd.	71,472	72,169
Unibail-Rodamco-Westfield (a)	16,841	1,174,080
UNITE Group plc (The)	30,900	463,737
United Urban Investment Corp.	289	339,690
Universal Health Realty Income Trust	1,226	72,910
Urban Edge Properties	11,150	211,850
Vastned Retail NV	1,657	45,280
Ventas, Inc.	48,228	2,465,415
Veris Residential, Inc. (a)	8,457	155,440
VICI Properties, Inc. (b)	61,012	1,837,071
Vicinity Centres	580,248	714,815
Vornado Realty Trust (b)	20,886	874,288
Warehouses De Pauw CVA	13,669	656,590
Washington Real Estate Investment Trust	8,144	210,522
Waypoint REIT	71,561	147,510
Welltower, Inc. (b)	52,520	4,504,640
Wereldhave NV	3,900	56,845
Weyerhaeuser Co.	18,257	751,823
Workspace Group plc	12,950	141,830
WP Carey, Inc.	17,901	1,468,777
Xenia Hotels & Resorts, Inc. (a)	10,950	198,305
Xior Student Housing NV	1,939	108,285

		210,639,356

Food & Staples Retailing—0.7%
Aeon Co., Ltd.	36,158	851,606
Carrefour S.A.	34,863	638,982
Coles Group, Ltd.	73,757	962,903
Cosmos Pharmaceutical Corp.	1,105	162,334
Costco Wholesale Corp.	10,765	6,111,291
Endeavour Group, Ltd.	74,163	363,781
Etablissements Franz Colruyt NV	3,011	127,734
HelloFresh SE (a)	9,132	702,440
J Sainsbury plc	96,693	360,516
Jeronimo Martins SGPS S.A.	15,658	358,352
Kesko Oyj - B Shares	15,102	500,982
Kobe Bussan Co., Ltd.	7,564	292,641
Koninklijke Ahold Delhaize NV	57,821	1,981,223
Kroger Co. (The)	16,558	749,415
Lawson, Inc.	2,772	131,175
Ocado Group plc (a)	26,984	612,233
Seven & i Holdings Co., Ltd.	41,662	1,831,337
Sysco Corp.	12,457	978,497
Tesco plc	427,513	1,676,124
Tsuruha Holdings, Inc.	2,186	209,594
Walgreens Boots Alliance, Inc.	17,482	911,861
Walmart, Inc. (e)	34,799	5,035,067
Welcia Holdings Co., Ltd.	5,216	162,594
Woolworths Group, Ltd.	70,093	1,938,783

		27,651,465

Food Products—1.0%
Ajinomoto Co., Inc.	25,810	784,709
Archer-Daniels-Midland Co.	13,620	920,576
Associated British Foods plc	19,698	534,294

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Barry Callebaut AG	198	$481,089
Campbell Soup Co. (b)	4,944	214,866
Chocoladefabriken Lindt & Spruengli AG	6	804,312
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	59	814,839
Conagra Brands, Inc.	11,696	399,418
Danone S.A.	36,120	2,243,599
General Mills, Inc.	14,763	994,731
Hershey Co. (The)	3,541	685,077
Hormel Foods Corp.	6,863	334,983
J.M. Smucker Co. (The) (b)	2,638	358,293
JDE Peet’s NV	5,550	171,010
Kellogg Co.	6,225	401,015
Kerry Group plc - Class A	8,799	1,134,260
Kikkoman Corp.	8,040	675,971
Kraft Heinz Co. (The)	17,287	620,603
Lamb Weston Holdings, Inc.	3,533	223,922
McCormick & Co., Inc.	6,068	586,229
MEIJI Holdings Co., Ltd.	6,753	402,741
Mondelez International, Inc. - Class A	34,037	2,256,993
Mowi ASA	24,303	575,170
Nestle S.A.	155,651	21,758,739
Nisshin Seifun Group, Inc.	10,938	157,415
Nissin Foods Holdings Co., Ltd.	3,506	255,378
Orkla ASA	41,529	416,388
Toyo Suisan Kaisha, Ltd.	4,904	207,427
Tyson Foods, Inc. - Class A	7,178	625,635
WH Group, Ltd.	461,128	289,252
Wilmar International, Ltd.	106,220	326,562
Yakult Honsha Co., Ltd.	7,093	369,489

		41,024,985

Gas Utilities—0.1%
APA Group	65,240	477,982
Atmos Energy Corp.	3,184	333,588
Enagas S.A. (b)	13,762	318,294
Hong Kong & China Gas Co., Ltd.	619,062	963,790
Naturgy Energy Group S.A.	10,722	348,084
Osaka Gas Co., Ltd.	20,735	343,351
Snam S.p.A.	111,500	670,166
Tokyo Gas Co., Ltd.	20,726	372,534

		3,827,789

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	43,169	6,075,605
ABIOMED, Inc. (a)	1,105	396,883
Alcon, Inc.	27,630	2,434,340
Align Technology, Inc. (a)	1,790	1,176,352
Ambu A/S - Class B	9,263	242,448
Asahi Intecc Co., Ltd.	11,986	256,778
Baxter International, Inc.	12,173	1,044,930
Becton Dickinson & Co.	6,993	1,758,600
BioMerieux	2,290	325,514
Boston Scientific Corp. (a)	34,671	1,472,824
Carl Zeiss Meditec AG	2,225	468,195
Cochlear, Ltd.	3,636	570,848
Coloplast A/S - Class B	6,568	1,149,034

Health Care Equipment & Supplies—(Continued)
Cooper Cos., Inc. (The)	1,199	502,309
Demant A/S (a)	5,974	303,064
Dentsply Sirona, Inc.	5,321	296,859
DexCom, Inc. (a)	2,356	1,265,054
DiaSorin S.p.A.	1,392	264,805
Edwards Lifesciences Corp. (a)	15,178	1,966,310
Fisher & Paykel Healthcare Corp., Ltd.	31,882	714,959
Getinge AB - B Shares	12,647	549,331
GN Store Nord AS	6,876	429,648
Hologic, Inc. (a)	6,172	472,528
Hoya Corp.	20,442	3,031,028
IDEXX Laboratories, Inc. (a)	2,072	1,364,329
Inmode, Ltd. (a)	2,745	193,742
Intuitive Surgical, Inc. (a)	8,686	3,120,880
Koninklijke Philips NV	50,726	1,885,455
Medtronic plc	32,724	3,385,298
Olympus Corp.	61,066	1,402,637
ResMed, Inc.	3,543	922,881
Siemens Healthineers AG	15,592	1,168,363
Smith & Nephew plc	48,614	850,911
Sonova Holding AG	3,026	1,181,863
STERIS plc (b)	2,429	591,243
Straumann Holding AG	573	1,210,775
Stryker Corp.	8,172	2,185,356
Sysmex Corp.	9,265	1,248,273
Teleflex, Inc.	1,140	374,467
Terumo Corp.	35,697	1,508,396
Zimmer Biomet Holdings, Inc.	5,085	645,998

		50,409,113

Health Care Providers & Services—0.8%
AmerisourceBergen Corp.	3,643	484,118
Amplifon S.p.A.	6,884	369,910
Anthem, Inc.	5,937	2,752,037
Cardinal Health, Inc.	7,065	363,777
Centene Corp. (a)	14,197	1,169,833
Chartwell Retirement Residences (b)	22,400	209,311
Cigna Corp.	8,282	1,901,796
CVS Health Corp.	32,132	3,314,737
DaVita, Inc. (a)	1,633	185,770
Fresenius Medical Care AG & Co. KGaA	11,339	734,532
Fresenius SE & Co. KGaA	23,158	933,718
HCA Healthcare, Inc.	6,003	1,542,291
Henry Schein, Inc. (a)	3,401	263,679
Humana, Inc.	3,129	1,451,418
Laboratory Corp. of America Holdings (a)	2,355	739,965
McKesson Corp.	3,766	936,115
Medipal Holdings Corp.	10,140	189,980
NMC Health plc (a) (c) (d)	8,180	0
Orpea S.A.	2,858	285,835
Quest Diagnostics, Inc.	2,975	514,705
Ramsay Health Care, Ltd.	10,124	525,565
Ryman Healthcare, Ltd.	23,499	197,065
Sonic Healthcare, Ltd.	25,121	853,311
UnitedHealth Group, Inc.	22,961	11,529,636

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Universal Health Services, Inc. - Class B	1,847	$239,482

		31,688,586

Health Care Technology—0.1%
Cerner Corp.	7,197	668,385
M3, Inc.	24,396	1,228,807

		1,897,192

Hotels, Restaurants & Leisure—0.8%
Accor S.A. (a)	9,410	304,520
Aristocrat Leisure, Ltd.	33,322	1,056,821
Booking Holdings, Inc. (a)	1,000	2,399,230
Caesars Entertainment, Inc. (a)	5,197	486,075
Carnival Corp. (a) (b)	19,444	391,213
Chipotle Mexican Grill, Inc. (a)	685	1,197,551
Compass Group plc (a)	98,645	2,197,443
Crown Resorts, Ltd. (a)	20,593	179,591
Darden Restaurants, Inc.	3,173	477,981
Domino’s Pizza Enterprises, Ltd.	3,349	287,664
Domino’s Pizza, Inc.	898	506,768
Entain plc (a)	32,379	735,161
Evolution AB	9,515	1,338,582
Expedia Group, Inc. (a)	3,538	639,387
Flutter Entertainment plc (a)	9,212	1,453,573
Galaxy Entertainment Group, Ltd. (a)	120,327	623,503
Genting Singapore, Ltd.	334,361	192,294
Hilton Worldwide Holdings, Inc. (a)	6,786	1,058,548
InterContinental Hotels Group plc (a)	10,130	652,033
La Francaise des Jeux SAEM	5,280	233,935
Las Vegas Sands Corp. (a)	8,371	315,085
Marriott International, Inc. - Class A (a)	6,661	1,100,664
McDonald’s Corp.	18,185	4,874,853
McDonald’s Holdings Co. Japan, Ltd. (b)	4,411	195,188
Melco Resorts & Entertainment, Ltd. (ADR) (a)	11,926	121,407
MGM Resorts International	9,739	437,086
Norwegian Cruise Line Holdings, Ltd. (a) (b)	9,010	186,867
Oriental Land Co., Ltd.	11,060	1,863,803
Penn National Gaming, Inc. (a) (b)	4,043	209,630
Royal Caribbean Cruises, Ltd. (a) (b)	5,457	419,643
Sands China, Ltd. (a)	134,250	312,727
Sodexo S.A.	4,891	428,863
Starbucks Corp.	28,711	3,358,326
Tabcorp Holdings, Ltd.	122,841	449,322
Whitbread plc (a)	11,168	451,097
Wynn Resorts, Ltd. (a) (b)	2,563	217,958
Yum! Brands, Inc.	7,199	999,653

		32,354,045

Household Durables—0.5%
Barratt Developments plc	56,361	569,346
Berkeley Group Holdings plc	6,214	400,565
DR Horton, Inc.	7,937	860,768
Electrolux AB - Series B	12,471	301,489
Garmin, Ltd.	3,699	503,693
Iida Group Holdings Co., Ltd.	8,140	188,852

Household Durables—(Continued)
Lennar Corp. - Class A	6,688	776,878
Mohawk Industries, Inc. (a)	1,361	247,947
Newell Brands, Inc.	9,219	201,343
NVR, Inc. (a)	82	484,527
Open House Co., Ltd.	4,532	237,530
Panasonic Corp.	122,114	1,343,075
Persimmon plc	17,644	680,525
PulteGroup, Inc.	6,319	361,194
Rinnai Corp.	1,998	179,722
SEB S.A.	1,529	238,153
Sekisui Chemical Co., Ltd.	20,857	348,538
Sekisui House, Ltd.	34,072	731,398
Sharp Corp.	11,842	135,696
Sony Group Corp.	69,728	8,814,267
Taylor Wimpey plc	201,631	477,580
Whirlpool Corp. (b)	1,527	358,326

		18,441,412

Household Products—0.5%
Church & Dwight Co., Inc.	5,979	612,847
Clorox Co. (The)	2,990	521,336
Colgate-Palmolive Co.	20,540	1,752,884
Essity AB - Class B	33,650	1,098,010
Henkel AG & Co. KGaA	5,746	449,256
Kimberly-Clark Corp.	8,200	1,171,944
Lion Corp.	12,404	165,745
Procter & Gamble Co. (The) (e)	59,109	9,669,050
Reckitt Benckiser Group plc	39,491	3,387,836
Unicharm Corp.	22,313	969,733

		19,798,641

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	16,226	394,292
EDP Renovaveis S.A.	15,933	395,100
Meridian Energy, Ltd.	70,834	235,659
Uniper SE	5,058	240,561

		1,265,612

Industrial Conglomerates—0.6%
3M Co.	14,090	2,502,807
CK Hutchison Holdings, Ltd.	148,788	960,133
DCC plc	5,452	445,831
General Electric Co.	26,729	2,525,041
Hitachi, Ltd.	53,537	2,899,938
Honeywell International, Inc.	16,811	3,505,262
Investment AB Latour - B Shares	8,186	333,848
Jardine Matheson Holdings, Ltd.	11,970	658,960
Keppel Corp., Ltd.	80,532	305,978
Lifco AB - B Shares	12,889	385,953
Melrose Industries plc	241,767	524,602
Roper Technologies, Inc.	2,567	1,262,605
Siemens AG	42,299	7,352,524
Smiths Group plc	21,917	467,199
Toshiba Corp.	22,656	931,683

		25,062,364

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.6%
Admiral Group plc	10,675	$456,388
Aegon NV	98,824	492,518
Aflac, Inc. (b)	15,026	877,368
Ageas SA	9,506	492,816
AIA Group, Ltd.	668,866	6,743,119
Allianz SE	22,797	5,389,653
Allstate Corp. (The)	7,200	847,080
American International Group, Inc.	20,824	1,184,053
Aon plc - Class A	5,497	1,652,178
Arthur J. Gallagher & Co.	5,034	854,119
Assicurazioni Generali S.p.A.	61,196	1,291,574
Assurant, Inc.	1,432	223,192
Aviva plc	216,279	1,201,065
AXA S.A.	107,022	3,189,477
Baloise Holding AG	2,563	418,445
Brown & Brown, Inc.	5,691	399,964
Chubb, Ltd.	10,683	2,065,131
Cincinnati Financial Corp. (b)	3,650	415,845
CNP Assurances	9,491	235,047
Dai-ichi Life Holdings, Inc.	55,583	1,122,957
Everest Re Group, Ltd.	971	265,976
Gjensidige Forsikring ASA	11,058	268,585
Globe Life, Inc.	2,278	213,494
Hannover Rueck SE	3,334	634,849
Hartford Financial Services Group, Inc. (The)	8,454	583,664
Insurance Australia Group, Ltd.	136,304	422,518
Japan Post Holdings Co., Ltd.	135,420	1,056,962
Japan Post Insurance Co., Ltd.	11,050	177,552
Legal & General Group plc	330,098	1,328,790
Lincoln National Corp. (b)	4,301	293,586
Loews Corp.	4,949	285,854
Marsh & McLennan Cos., Inc.	12,336	2,144,244
Medibank Private, Ltd.	152,278	371,235
MetLife, Inc. (f)	17,736	1,108,323
MS&AD Insurance Group Holdings, Inc.	24,618	759,599
Muenchener Rueckversicherungs-Gesellschaft AG	7,746	2,297,971
NN Group NV	14,940	807,453
Phoenix Group Holdings plc	35,921	316,836
Poste Italiane S.p.A.	28,887	379,083
Principal Financial Group, Inc.	6,078	439,622
Progressive Corp. (The)	14,249	1,462,660
Prudential Financial, Inc.	9,418	1,019,404
Prudential plc	144,626	2,493,939
QBE Insurance Group, Ltd.	81,567	673,796
Sampo Oyj - A Shares	27,576	1,375,761
Sompo Holdings, Inc.	17,546	741,227
Suncorp Group, Ltd.	70,939	571,687
Swiss Life Holding AG	1,743	1,066,804
Swiss Re AG	16,677	1,647,206
T&D Holdings, Inc.	29,750	380,744
Tokio Marine Holdings, Inc.	34,710	1,928,945
Travelers Cos., Inc. (The)	6,075	950,312
Tryg A/S	19,908	492,055
W.R. Berkley Corp.	3,415	281,362
Willis Towers Watson plc	3,142	746,194

Insurance—(Continued)
Zurich Insurance Group AG	8,319	3,645,622

		63,185,903

Interactive Media & Services—1.7%
Adevinta ASA (a)	14,202	188,746
Alphabet, Inc. - Class A (a) (e)	7,332	21,241,097
Alphabet, Inc. - Class C (a) (e)	6,862	19,855,815
Auto Trader Group plc	53,013	529,910
Kakaku.com, Inc.	7,429	198,300
Match Group, Inc. (a)	6,740	891,365
Meta Platforms, Inc. - Class A (a)	58,047	19,524,108
REA Group, Ltd.	2,922	356,514
Scout24 SE	4,837	339,084
Seek, Ltd.	18,572	443,103
Twitter, Inc. (a)	19,430	839,765
Z Holdings Corp.	148,170	859,826

		65,267,633

Internet & Direct Marketing Retail—1.1%
Amazon.com, Inc. (a)	10,606	35,364,010
Delivery Hero SE (a)	8,957	1,000,024
eBay, Inc.	15,829	1,052,628
Etsy, Inc. (a) (b)	3,082	674,773
Fiverr International, Ltd. (a)	1,616	183,739
Just Eat Takeaway.com NV (a)	9,969	537,747
Mercari, Inc. (a)	5,699	290,361
Prosus NV	51,596	4,303,790
Rakuten Group, Inc. (a)	48,007	481,655
Zalando SE (a)	12,291	996,700
ZOZO, Inc.	6,892	214,603

		45,100,030

IT Services—1.5%
Accenture plc - Class A	15,442	6,401,481
Adyen NV (a)	1,095	2,864,764
Afterpay, Ltd. (a)	12,029	719,996
Akamai Technologies, Inc. (a) (b)	3,965	464,064
Amadeus IT Group S.A. (a)	24,909	1,677,734
Automatic Data Processing, Inc.	10,302	2,540,267
Bechtle AG	4,528	324,583
Broadridge Financial Solutions, Inc. (b)	2,828	517,015
Capgemini SE	8,866	2,165,522
Cognizant Technology Solutions Corp. - Class A	12,798	1,135,439
Computershare, Ltd.	30,044	437,299
DXC Technology Co. (a)	6,134	197,454
Edenred	13,800	636,904
EPAM Systems, Inc. (a)	1,379	921,793
Fidelity National Information Services, Inc.	15,041	1,641,725
Fiserv, Inc. (a)	14,512	1,506,201
FleetCor Technologies, Inc. (a)	2,011	450,142
Fujitsu, Ltd.	10,873	1,862,954
Gartner, Inc. (a)	2,037	681,010
Global Payments, Inc.	7,152	966,807
GMO Payment Gateway, Inc.	2,328	288,595
International Business Machines Corp.	21,825	2,917,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Itochu Techno-Solutions Corp.	5,308	$170,751
Jack Henry & Associates, Inc.	1,808	301,918
MasterCard, Inc. - Class A	21,213	7,622,255
NEC Corp.	13,578	626,848
Nexi S.p.A. (a)	25,880	409,027
Nomura Research Institute, Ltd.	18,572	790,897
NTT Data Corp.	34,897	748,220
Obic Co., Ltd.	3,855	721,582
Otsuka Corp. (b)	6,303	300,841
Paychex, Inc.	7,798	1,064,427
PayPal Holdings, Inc. (a)	28,612	5,395,651
SCSK Corp.	8,640	171,950
TIS, Inc.	12,378	367,335
VeriSign, Inc. (a)	2,370	601,553
Visa, Inc. - Class A (b)	41,095	8,905,698
Wix.com, Ltd. (a)	3,097	488,676
Worldline S.A. (a)	13,181	734,505

		60,741,013

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	11,047	863,854
Hasbro, Inc.	3,151	320,709
Shimano, Inc.	4,101	1,089,880
Yamaha Corp.	7,414	365,493

		2,639,936

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	7,389	1,179,654
Bachem Holding AG - Class B	343	268,697
Bio-Rad Laboratories, Inc. - Class A (a)	524	395,919
Bio-Techne Corp.	947	489,921
Charles River Laboratories International, Inc. (a)	1,227	462,309
Danaher Corp.	15,472	5,090,443
Eurofins Scientific SE	7,384	914,205
Illumina, Inc. (a)	3,572	1,358,932
IQVIA Holdings, Inc. (a)	4,666	1,316,465
Lonza Group AG	4,118	3,430,473
Mettler-Toledo International, Inc. (a)	563	955,529
PerkinElmer, Inc. (b)	2,730	548,894
QIAGEN NV (a)	12,629	703,717
Sartorius Stedim Biotech	1,529	837,388
Thermo Fisher Scientific, Inc.	9,580	6,392,159
Waters Corp. (a)	1,494	556,664
West Pharmaceutical Services, Inc.	1,802	845,156

		25,746,525

Machinery—1.2%
Alfa Laval AB	17,394	695,937
Alstom S.A.	17,545	624,865
Atlas Copco AB - A Shares	37,130	2,570,270
Atlas Copco AB - B Shares	21,576	1,259,370
Caterpillar, Inc.	13,331	2,756,051
CNH Industrial NV	56,581	1,086,679
Cummins, Inc.	3,497	762,836
Daifuku Co., Ltd.	5,600	457,683

Machinery—(Continued)
Daimler Truck Holding AG (a)	23,662	869,866
Deere & Co.	6,912	2,370,056
Dover Corp.	3,505	636,508
Epiroc AB - A Shares	36,439	923,839
Epiroc AB - B Shares	21,562	457,259
FANUC Corp.	10,606	2,248,322
Fortive Corp.	8,727	665,783
GEA Group AG	8,483	464,489
Hino Motors, Ltd.	15,885	130,934
Hitachi Construction Machinery Co., Ltd.	5,947	171,932
Hoshizaki Corp. (b)	3,003	225,160
Husqvarna AB - B Shares	23,136	368,363
IDEX Corp.	1,851	437,428
Illinois Tool Works, Inc.	6,979	1,722,417
Ingersoll Rand, Inc.	9,866	610,409
KION Group AG	3,989	438,215
Knorr-Bremse AG	4,010	395,738
Komatsu, Ltd.	48,414	1,133,808
Kone Oyj - Class B	18,793	1,336,384
Kornit Digital, Ltd. (a)	2,558	389,455
Kubota Corp. (b)	56,802	1,261,095
Kurita Water Industries, Ltd.	5,461	258,198
Makita Corp.	12,386	525,859
MINEBEA MITSUMI, Inc.	20,072	569,837
MISUMI Group, Inc.	15,719	645,077
Mitsubishi Heavy Industries, Ltd.	17,721	410,177
Miura Co., Ltd.	4,849	166,956
NGK Insulators, Ltd.	14,253	240,911
Otis Worldwide Corp.	10,392	904,831
PACCAR, Inc.	8,453	746,062
Parker-Hannifin Corp.	3,143	999,851
Pentair plc	4,038	294,895
Rational AG	283	290,131
Sandvik AB	62,423	1,744,088
Schindler Holding AG	1,112	296,932
Schindler Holding AG (Participation Certificate)	2,251	603,948
SKF AB - B Shares	21,134	498,210
SMC Corp.	3,166	2,135,867
Snap-on, Inc.	1,314	283,009
Spirax-Sarco Engineering plc	4,078	887,324
Stanley Black & Decker, Inc.	3,968	748,444
Techtronic Industries Co., Ltd.	76,054	1,513,906
Toyota Industries Corp.	8,107	647,776
VAT Group AG (144A)	1,492	737,678
Volvo AB - A Shares	11,072	258,819
Volvo AB - B Shares	79,048	1,822,503
Wartsila Oyj Abp	26,174	364,512
Westinghouse Air Brake Technologies Corp.	4,603	423,982
Xylem, Inc.	4,387	526,089
Yaskawa Electric Corp.	13,271	650,806

		47,667,829

Marine—0.1%
AP Moller - Maersk A/S - Class A	174	580,019
AP Moller - Maersk A/S - Class B	320	1,148,460
Kuehne & Nagel International AG	3,004	966,072

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—(Continued)
Nippon Yusen KK	8,932	$680,317
SITC International Holdings Co., Ltd.	74,152	268,393

		3,643,261

Media—0.4%
Charter Communications, Inc. - Class A (a) (b)	3,089	2,013,935
Comcast Corp. - Class A	111,532	5,613,406
CyberAgent, Inc.	22,369	372,255
Dentsu Group, Inc. (b)	11,960	426,340
Discovery, Inc. - Class A (a) (b)	4,117	96,914
Discovery, Inc. - Class C (a) (b)	7,396	169,368
DISH Network Corp. - Class A (a)	6,061	196,619
Fox Corp. - Class A	7,875	290,588
Fox Corp. - Class B	3,611	123,749
Hakuhodo DY Holdings, Inc.	12,924	215,306
Informa plc (a)	83,112	578,691
Interpublic Group of Cos., Inc. (The)	9,584	358,921
News Corp. - Class A	9,526	212,525
News Corp. - Class B	2,965	66,713
Omnicom Group, Inc. (b)	5,220	382,469
Pearson plc	41,834	346,400
Publicis Groupe S.A.	12,606	848,717
Schibsted ASA - B Shares	5,382	180,219
Schibsted ASA - Class A	4,043	156,215
ViacomCBS, Inc. - Class B	14,751	445,185
Vivendi SE	42,896	580,335
WPP plc	65,939	996,694

		14,671,564

Metals & Mining—0.8%
Anglo American plc	71,452	2,924,736
Antofagasta plc	21,804	396,325
ArcelorMittal S.A.	37,120	1,193,979
BHP Group plc	116,784	3,480,455
BHP Group, Ltd.	163,129	4,937,095
BlueScope Steel, Ltd.	27,857	425,556
Boliden AB	15,123	586,253
Evolution Mining, Ltd.	101,338	299,863
Evraz plc	28,229	230,419
Fortescue Metals Group, Ltd.	93,635	1,313,903
Freeport-McMoRan, Inc.	35,748	1,491,764
Glencore plc	552,149	2,809,146
Hitachi Metals, Ltd. (a)	11,857	219,616
JFE Holdings, Inc.	27,179	346,671
Newcrest Mining, Ltd.	45,190	805,608
Newmont Corp.	19,459	1,206,847
Nippon Steel Corp.	47,292	773,453
Norsk Hydro ASA	74,361	585,701
Northern Star Resources, Ltd.	61,156	419,172
Nucor Corp. (b)	7,151	816,287
Rio Tinto plc	62,099	4,094,262
Rio Tinto, Ltd.	20,525	1,499,615
South32, Ltd.	258,471	757,624
Sumitomo Metal Mining Co., Ltd.	13,668	516,932
voestalpine AG	6,417	233,926

		32,365,208

Multi-Utilities—0.4%
Ameren Corp.	6,261	557,292
CenterPoint Energy, Inc.	14,437	402,937
CMS Energy Corp.	7,053	458,798
Consolidated Edison, Inc.	8,605	734,178
Dominion Energy, Inc.	19,687	1,546,611
DTE Energy Co.	4,717	563,870
E.ON SE	124,140	1,721,997
Engie S.A.	100,991	1,495,384
National Grid plc	199,990	2,885,555
NiSource, Inc.	9,555	263,813
Public Service Enterprise Group, Inc.	12,311	821,513
RWE AG	35,521	1,443,193
Sempra Energy	7,775	1,028,477
Suez S.A.	19,443	438,522
Veolia Environnement S.A.	36,243	1,329,483
WEC Energy Group, Inc.	7,681	745,595

		16,437,218

Multiline Retail—0.2%
Dollar General Corp.	5,752	1,356,494
Dollar Tree, Inc. (a)	5,648	793,657
Next plc	7,351	808,778
Pan Pacific International Holdings Corp.	22,795	313,944
Ryohin Keikaku Co., Ltd.	13,972	213,072
Target Corp.	12,047	2,788,158
Wesfarmers, Ltd.	62,694	2,705,217

		8,979,320

Oil, Gas & Consumable Fuels—1.4%
Aker BP ASA	6,969	214,069
Ampol, Ltd.	13,176	284,410
APA Corp.	9,205	247,523
BP plc	1,112,551	4,949,424
Chevron Corp. (e)	47,092	5,526,211
ConocoPhillips	32,607	2,353,573
Coterra Energy, Inc.	19,782	375,858
Devon Energy Corp.	15,331	675,331
Diamondback Energy, Inc.	4,144	446,930
ENEOS Holdings, Inc.	169,683	635,160
Eni S.p.A.	139,556	1,929,171
EOG Resources, Inc.	14,217	1,262,896
Equinor ASA	54,038	1,425,746
Exxon Mobil Corp. (e)	103,089	6,308,016
Galp Energia SGPS S.A.	27,716	268,760
Hess Corp.	6,711	496,815
Idemitsu Kosan Co., Ltd.	11,529	294,467
Inpex Corp. (b)	56,599	493,546
Kinder Morgan, Inc.	47,464	752,779
Lundin Energy AB	11,066	396,853
Marathon Oil Corp.	19,197	315,215
Marathon Petroleum Corp.	15,540	994,405
Neste Oyj	23,392	1,153,467
Occidental Petroleum Corp.	21,600	626,184
OMV AG	8,143	462,686
ONEOK, Inc.	10,852	637,664
Phillips 66	10,665	772,786

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Pioneer Natural Resources Co.	5,524	$1,004,705
Repsol S.A.	80,232	952,314
Royal Dutch Shell plc - A Shares	226,772	4,975,815
Royal Dutch Shell plc - B Shares	203,591	4,468,876
Santos, Ltd.	172,151	791,420
TotalEnergies SE (b)	138,698	7,044,577
Valero Energy Corp.	9,955	747,720
Washington H Soul Pattinson & Co., Ltd.	11,972	258,265
Williams Cos., Inc. (The)	29,584	770,367
Woodside Petroleum, Ltd.	53,279	851,007

		56,165,011

Paper & Forest Products—0.1%
Mondi plc	26,848	661,582
Oji Holdings Corp.	44,871	216,917
Stora Enso Oyj - R Shares	32,167	584,967
Svenska Cellulosa AB SCA - Class B	33,500	593,418
UPM-Kymmene Oyj	29,512	1,115,359

		3,172,243

Personal Products—0.5%
Beiersdorf AG	5,573	573,416
Estee Lauder Cos., Inc. (The) - Class A	5,647	2,090,520
Kao Corp. (b)	26,264	1,374,356
Kobayashi Pharmaceutical Co., Ltd. (b)	2,948	231,695
Kose Corp.	1,842	208,995
L’Oreal S.A.	13,876	6,577,798
Pola Orbis Holdings, Inc. (b)	5,067	84,452
Shiseido Co., Ltd. (b)	22,117	1,233,363
Unilever plc	143,494	7,687,606

		20,062,201

Pharmaceuticals—3.0%
Astellas Pharma, Inc.	102,944	1,674,265
AstraZeneca plc	85,656	9,981,077
Bayer AG	54,321	2,908,046
Bristol-Myers Squibb Co.	54,109	3,373,696
Catalent, Inc. (a)	4,147	530,940
Chugai Pharmaceutical Co., Ltd.	37,136	1,204,463
Daiichi Sankyo Co., Ltd.	96,892	2,463,821
Eisai Co., Ltd.	13,118	744,860
Eli Lilly and Co.	19,333	5,340,161
GlaxoSmithKline plc	278,221	6,049,668
Hikma Pharmaceuticals plc	9,599	287,900
Ipsen S.A.	2,085	190,661
Johnson & Johnson (e)	64,102	10,965,929
Kyowa Kirin Co., Ltd. (b)	14,929	406,926
Merck & Co., Inc. (e)	61,640	4,724,090
Merck KGaA	7,146	1,847,478
Nippon Shinyaku Co., Ltd.	2,719	188,969
Novartis AG	121,147	10,638,680
Novo Nordisk A/S - Class B	93,110	10,409,210
Ono Pharmaceutical Co., Ltd.	20,449	506,910
Organon & Co.	6,173	187,968
Orion Oyj - Class B	5,868	243,502

Pharmaceuticals—(Continued)
Otsuka Holdings Co., Ltd. (b)	21,591	781,313
Pfizer, Inc.	136,525	8,061,801
Recordati Industria Chimica e Farmaceutica S.p.A.	5,781	370,308
Roche Holding AG	38,847	16,103,455
Roche Holding AG (Bearer Shares)	1,769	791,573
Sanofi	62,873	6,317,080
Santen Pharmaceutical Co., Ltd.	19,924	243,095
Shionogi & Co., Ltd.	14,644	1,034,459
Sumitomo Dainippon Pharma Co., Ltd.	9,900	114,049
Taisho Pharmaceutical Holdings Co., Ltd.	2,118	97,412
Takeda Pharmaceutical Co., Ltd.	87,488	2,390,985
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	60,954	488,242
UCB S.A.	6,990	798,790
Viatris, Inc.	29,446	398,404
Vifor Pharma AG	2,695	482,547
Zoetis, Inc.	11,541	2,816,350

		116,159,083

Professional Services—0.6%
Adecco Group AG	8,568	438,047
Benefit One, Inc.	4,422	189,735
Bureau Veritas S.A.	16,258	539,644
Equifax, Inc.	2,967	868,708
Experian plc	50,978	2,500,703
IHS Markit, Ltd.	9,706	1,290,121
Intertek Group plc	8,924	678,612
Jacobs Engineering Group, Inc.	3,173	441,777
Leidos Holdings, Inc.	3,447	306,438
Nielsen Holdings plc	8,736	179,175
Nihon M&A Center, Inc.	16,748	409,468
Persol Holdings Co., Ltd.	9,816	285,059
Randstad NV	6,611	452,903
Recruit Holdings Co., Ltd.	75,020	4,547,629
RELX plc	106,926	3,484,896
Robert Half International, Inc.	2,726	304,003
SGS S.A.	332	1,105,898
Teleperformance SE	3,247	1,447,658
Verisk Analytics, Inc.	3,929	898,680
Wolters Kluwer NV	14,791	1,738,468

		22,107,622

Real Estate Management & Development—1.1%
Aberdeen Standard European Logistics Income plc (144A)	34,800	55,105
ADLER Group S.A. (144A) (b)	8,838	108,799
Aeon Mall Co., Ltd.	11,505	164,146
Allreal Holding AG	1,432	316,506
Amot Investments, Ltd.	15,350	124,764
Aroundtown S.A.	167,143	1,012,361
Atrium Ljungberg AB - B Shares	4,350	96,135
Azrieli Group, Ltd.	5,896	562,149
CA Immobilien Anlagen AG	4,025	151,166
CapitaLand Investment, Ltd. (a)	396,301	1,002,838
Castellum AB	26,751	717,410
Catena AB	2,650	165,403
CBRE Group, Inc. - Class A (a)	8,175	887,069
Cibus Nordic Real Estate AB	3,800	122,110

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
City Developments, Ltd.	68,071	$344,255
Citycon Oyj (b)	7,410	58,833
CK Asset Holdings, Ltd.	302,593	1,908,206
CLS Holdings plc	15,150	44,750
Corem Property Group AB - B Shares	65,258	235,796
Daito Trust Construction Co., Ltd.	3,620	413,564
Daiwa House Industry Co., Ltd.	31,312	900,542
Deutsche Euroshop AG	4,950	82,505
Deutsche Wohnen SE	4,759	199,670
Dios Fastigheter AB	8,122	106,098
Entra ASA (144A)	6,118	137,640
ESR Cayman, Ltd. (144A) (a)	110,007	372,353
Fabege AB	25,000	417,078
Fastighets AB Balder - B Shares (a)	15,564	1,122,692
Grainger plc	70,693	301,448
Grand City Properties S.A.	9,450	224,595
Hang Lung Properties, Ltd.	308,752	635,159
Helical plc	9,754	59,818
Henderson Land Development Co., Ltd.	206,409	879,159
Hiag Immobilien Holding AG	250	26,059
Hongkong Land Holdings, Ltd.	177,110	920,343
Hufvudstaden AB - A Shares	10,400	155,606
Hulic Co., Ltd.	61,195	581,004
Hysan Development Co., Ltd.	59,389	183,568
Intershop Holding AG	150	100,707
K-Fast Holding AB (a)	5,950	57,170
Kennedy-Wilson Holdings, Inc.	11,427	272,877
Kojamo Oyj	18,905	456,907
LEG Immobilien SE	11,127	1,554,337
Lend Lease Corp., Ltd.	38,074	296,227
Lifestyle Communities, Ltd.	9,100	137,983
Mitsubishi Estate Co., Ltd.	176,039	2,440,373
Mitsui Fudosan Co., Ltd.	140,103	2,775,340
Mobimo Holding AG	626	209,713
New World Development Co., Ltd.	222,471	880,672
Nomura Real Estate Holdings, Inc.	17,440	401,355
Nyfosa AB	17,624	304,270
Pandox AB (a)	8,536	137,203
Peach Property Group AG	1,100	76,465
Phoenix Spree Deutschland, Ltd.	7,677	41,367
Platzer Fastigheter Holding AB - Class B	5,200	77,996
PSP Swiss Property AG	4,159	517,731
Sagax AB - Class B	25,555	862,592
Samhallsbyggnadsbolaget i Norden AB	104,756	764,318
Shurgard Self Storage S.A.	2,400	157,112
Sino Land Co., Ltd.	521,015	649,038
Sirius Real Estate, Ltd.	94,002	179,934
Sumitomo Realty & Development Co., Ltd.	55,454	1,631,056
Sun Hung Kai Properties, Ltd.	210,164	2,551,266
Swire Pacific, Ltd. - Class A	27,528	156,638
Swire Properties, Ltd.	167,052	418,665
Swiss Prime Site AG	11,466	1,124,623
TAG Immobilien AG	12,250	343,221
Tokyo Tatemono Co., Ltd. (b)	19,236	280,974
Tricon Capital Group, Inc. (b)	23,450	358,901
UOL Group, Ltd.	73,527	387,087
Vonovia SE	120,769	6,668,436

Real Estate Management & Development—(Continued)
Wallenstam AB - B Shares	16,200	301,192
Wharf Real Estate Investment Co., Ltd.	251,712	1,278,635
Wihlborgs Fastigheter AB	12,850	291,335

		44,940,418

Road & Rail—0.4%
Aurizon Holdings, Ltd.	101,779	258,479
Central Japan Railway Co.	7,973	1,063,689
CSX Corp.	54,898	2,064,165
East Japan Railway Co.	16,717	1,027,985
Hankyu Hanshin Holdings, Inc.	12,654	359,205
J.B. Hunt Transport Services, Inc.	2,049	418,816
Keio Corp.	5,686	250,635
Keisei Electric Railway Co., Ltd.	7,149	193,308
Kintetsu Group Holdings Co., Ltd. (a)	9,488	265,248
MTR Corp., Ltd.	85,591	459,402
Nippon Express Co., Ltd. (a) (c) (d)	4,246	251,556
Norfolk Southern Corp.	6,014	1,790,428
Odakyu Electric Railway Co., Ltd.	16,300	302,702
Old Dominion Freight Line, Inc.	2,284	818,540
Tobu Railway Co., Ltd.	10,441	238,194
Tokyu Corp.	27,641	367,206
Union Pacific Corp.	15,880	4,000,648
West Japan Railway Co.	11,937	498,054

		14,628,260

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a)	29,536	4,250,230
Advantest Corp.	11,034	1,035,997
Analog Devices, Inc.	13,098	2,302,236
Applied Materials, Inc.	22,256	3,502,204
ASM International NV	2,589	1,136,905
ASML Holding NV	22,854	18,223,155
Broadcom, Inc.	9,990	6,647,446
Disco Corp.	1,595	487,471
Enphase Energy, Inc. (a)	3,278	599,677
Infineon Technologies AG	72,209	3,348,263
Intel Corp. (e)	98,790	5,087,685
KLA Corp.	3,719	1,599,579
Lam Research Corp.	3,470	2,495,451
Lasertec Corp.	4,170	1,267,671
Microchip Technology, Inc.	13,346	1,161,903
Micron Technology, Inc.	27,412	2,553,428
Monolithic Power Systems, Inc.	1,051	518,490
NVIDIA Corp.	60,682	17,847,183
NXP Semiconductors NV	6,456	1,470,548
Qorvo, Inc. (a)	2,706	423,191
QUALCOMM, Inc.	27,467	5,022,890
Renesas Electronics Corp. (a)	69,470	853,036
Rohm Co., Ltd.	4,840	437,902
Skyworks Solutions, Inc. (b)	4,021	623,818
SolarEdge Technologies, Inc. (a)	1,283	359,971
STMicroelectronics NV	37,761	1,850,930
SUMCO Corp.	18,394	372,426
Teradyne, Inc.	4,017	656,900
Texas Instruments, Inc.	22,481	4,236,994

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Tokyo Electron, Ltd.	8,258	$4,727,334
Xilinx, Inc.	6,026	1,277,693

		96,378,607

Software—2.8%
Adobe, Inc. (a) (b)	11,601	6,578,463
ANSYS, Inc. (a)	2,125	852,380
Autodesk, Inc. (a)	5,357	1,506,335
AVEVA Group plc	6,661	305,708
Cadence Design Systems, Inc. (a)	6,740	1,255,999
Ceridian HCM Holding, Inc. (a) (b)	3,284	343,047
Check Point Software Technologies, Ltd. (a)	5,874	684,673
Citrix Systems, Inc.	3,025	286,135
CyberArk Software, Ltd. (a) (b)	2,198	380,869
Dassault Systemes SE	36,759	2,180,624
Fortinet, Inc. (a)	3,301	1,186,379
Intuit, Inc.	6,896	4,435,645
Microsoft Corp. (e)	182,992	61,543,869
Nemetschek SE	3,193	409,603
Nice, Ltd. (a)	3,490	1,059,353
NortonLifeLock, Inc. (b)	14,154	367,721
Oracle Corp. (e)	40,112	3,498,168
Oracle Corp. Japan	2,127	161,486
Paycom Software, Inc. (a)	1,171	486,187
PTC, Inc. (a)	2,572	311,598
Sage Group plc (The)	58,263	670,216
Salesforce.com, Inc. (a)	23,657	6,011,953
SAP SE	57,739	8,246,342
ServiceNow, Inc. (a)	4,824	3,131,307
Sinch AB (a)	28,880	364,190
Synopsys, Inc. (a)	3,715	1,368,978
Temenos AG	3,714	512,489
Trend Micro, Inc. (a) (b)	7,391	408,848
Tyler Technologies, Inc. (a)	995	535,260
WiseTech Global, Ltd.	8,085	343,302
Xero, Ltd. (a)	7,392	757,143

		110,184,270

Specialty Retail—0.8%
Advance Auto Parts, Inc.	1,593	382,129
AutoZone, Inc. (a)	525	1,100,605
Bath & Body Works, Inc.	6,446	449,866
Best Buy Co., Inc.	5,489	557,682
CarMax, Inc. (a)	3,967	516,622
Chow Tai Fook Jewellery Group, Ltd.	110,587	198,916
Fast Retailing Co., Ltd.	3,226	1,831,850
Gap, Inc. (The) (b)	5,241	92,504
H & M Hennes & Mauritz AB - B Shares	40,382	791,967
Hikari Tsushin, Inc.	1,158	178,303
Home Depot, Inc. (The)	25,891	10,745,024
Industria de Diseno Textil S.A	60,315	1,954,713
JD Sports Fashion plc	142,605	418,991
Kingfisher plc	116,752	533,799
Lowe’s Cos., Inc.	17,213	4,449,216
Nitori Holdings Co., Ltd.	4,429	662,353
O’Reilly Automotive, Inc. (a)	1,679	1,185,760

Specialty Retail—(Continued)
Ross Stores, Inc.	8,696	993,779
TJX Cos., Inc. (The)	29,378	2,230,378
Tractor Supply Co.	2,784	664,262
Ulta Beauty, Inc. (a)	1,334	550,061
USS Co., Ltd.	12,124	189,316

		30,678,096

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	380,833	67,624,516
Brother Industries, Ltd.	13,049	250,857
Canon, Inc. (b)	55,311	1,346,968
FUJIFILM Holdings Corp.	19,918	1,476,498
Hewlett Packard Enterprise Co.	31,800	501,486
HP, Inc.	29,251	1,101,885
Logitech International S.A.	9,571	801,067
NetApp, Inc.	5,454	501,714
Ricoh Co., Ltd.	37,069	345,170
Seagate Technology Holdings plc	5,098	575,972
Seiko Epson Corp.	15,468	278,522
Western Digital Corp. (a)	7,462	486,597

		75,291,252

Textiles, Apparel & Luxury Goods—1.0%
Adidas AG	10,527	3,035,997
Burberry Group plc	22,386	548,532
Cie Financiere Richemont S.A. - Class A	28,863	4,309,914
EssilorLuxottica S.A.	15,876	3,379,510
Hermes International	1,751	3,057,550
Kering S.A.	4,148	3,328,328
LVMH Moet Hennessy Louis Vuitton SE	15,350	12,666,825
Moncler S.p.A.	11,349	820,256
NIKE, Inc. - Class B	31,122	5,187,104
Pandora A/S	5,529	688,144
Puma SE	5,837	714,712
PVH Corp.	1,737	185,251
Ralph Lauren Corp. (b)	1,184	140,730
Swatch Group AG (The)	2,909	169,748
Swatch Group AG (The) (Bearer Shares)	1,599	487,128
Tapestry, Inc.	6,790	275,674
Under Armour, Inc. - Class A (a)	4,593	97,326
Under Armour, Inc. - Class C (a)	5,074	91,535
VF Corp.	7,935	581,001

		39,765,265

Tobacco—0.3%
Altria Group, Inc.	44,904	2,128,001
British American Tobacco plc	120,534	4,465,951
Imperial Brands plc	52,330	1,144,321
Japan Tobacco, Inc. (b)	66,352	1,337,805
Philip Morris International, Inc. (e)	37,951	3,605,345
Swedish Match AB	87,363	694,137

		13,375,560

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.4%
Ashtead Group plc	24,740	$1,982,600
Brenntag SE	8,542	773,902
Bunzl plc	18,650	727,261
Fastenal Co.	13,995	896,520
Ferguson plc	12,292	2,183,561
IMCD NV	3,151	699,545
ITOCHU Corp.	65,725	2,010,320
Marubeni Corp.	86,513	842,084
Mitsubishi Corp.	69,828	2,217,131
Mitsui & Co., Ltd.	86,271	2,042,843
MonotaRO Co., Ltd.	13,858	249,767
Reece, Ltd.	16,073	316,590
Sumitomo Corp.	62,275	920,710
Toyota Tsusho Corp.	11,746	541,287
United Rentals, Inc. (a)	1,763	585,827
WW Grainger, Inc.	1,065	551,926

		17,541,874

Transportation Infrastructure—0.1%
Aena SME S.A. (a)	4,147	655,050
Aeroports de Paris (a) (b)	1,641	212,028
Atlantia S.p.A. (a)	27,396	544,216
Auckland International Airport, Ltd. (a)	69,213	365,233
Getlink SE	24,329	403,605
Sydney Airport (a)	73,118	462,008
Transurban Group	168,629	1,696,850

		4,338,990

Water Utilities—0.1%
American Water Works Co., Inc.	4,419	834,572
Severn Trent plc	13,835	552,525
United Utilities Group plc	37,704	556,532

		1,943,629

Wireless Telecommunication Services—0.3%
KDDI Corp.	89,184	2,606,749
SoftBank Corp.	158,819	2,008,318
SoftBank Group Corp.	66,687	3,150,917
T-Mobile U.S., Inc. (a)	14,282	1,656,426
Tele2 AB - B Shares	27,693	394,708
Vodafone Group plc	1,529,144	2,280,687

		12,097,805

Total Common Stocks (Cost $1,261,841,803)		2,137,428,372

U.S. Treasury & Government Agencies—31.2%

Federal Agencies—1.1%
Federal Home Loan Bank 2.500%, 02/13/24	2,495,000	2,584,661
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	9,590,000	9,596,241
2.750%, 06/19/23	10,696,000	11,031,581
6.250%, 07/15/32	2,705,000	3,885,947

Federal Agencies—(Continued)
Federal National Mortgage Association
2.875%, 09/12/23	9,744,000	10,103,317
6.625%, 11/15/30	1,746,000	2,465,725
7.250%, 05/15/30	2,048,000	2,947,098

		42,614,570

U.S. Treasury—30.1%
U.S. Treasury Bonds
1.250%, 05/15/50	1,214,300	1,031,159
1.375%, 08/15/50	1,772,600	1,552,756
1.625%, 11/15/50	14,555,500	13,561,064
2.000%, 02/15/50	5,529,500	5,616,546
2.250%, 08/15/46	22,785,600	24,092,212
2.250%, 08/15/49	4,807,400	5,145,233
2.375%, 11/15/49	5,247,300	5,764,241
2.375%, 05/15/51	25,336,700	27,985,177
2.500%, 02/15/45	6,267,900	6,892,976
2.750%, 08/15/47	2,682,700	3,121,783
2.875%, 05/15/43	6,206,100	7,211,682
2.875%, 08/15/45 (b)	34,116,500	40,056,236
2.875%, 05/15/49	4,198,800	5,057,914
3.000%, 05/15/45	1,523,600	1,822,309
3.000%, 02/15/47	3,674,300	4,446,477
3.000%, 05/15/47	4,083,700	4,956,591
3.000%, 02/15/48	2,260,100	2,758,558
3.000%, 08/15/48	10,681,800	13,070,601
3.000%, 02/15/49	3,117,900	3,833,312
3.125%, 11/15/41	7,643,700	9,185,279
3.125%, 02/15/42 (b)	707,500	852,399
3.125%, 02/15/43	9,179,500	11,063,808
3.625%, 08/15/43	27,971,000	36,283,632
3.750%, 08/15/41	8,663,900	11,315,527
3.750%, 11/15/43	554,200	732,908
4.375%, 05/15/41 (b)	608,600	857,341
4.500%, 08/15/39	343,900	485,651
5.250%, 11/15/28	4,538,700	5,679,226
5.500%, 08/15/28	6,416,100	8,069,248
6.000%, 02/15/26 (g)	36,385,700	43,463,856
6.125%, 11/15/27	7,776,300	9,880,761
6.250%, 08/15/23	5,021,600	5,478,252
6.250%, 05/15/30	982,700	1,356,740
6.375%, 08/15/27	2,967,500	3,781,476
6.875%, 08/15/25	2,830,400	3,411,738
U.S. Treasury Notes
0.125%, 11/30/22	3,864,400	3,855,645
0.250%, 06/30/25 (b)	18,154,000	17,637,037
0.250%, 08/31/25	39,122,300	37,898,200
0.250%, 09/30/25	13,221,100	12,802,776
0.375%, 04/30/25	12,837,100	12,552,277
0.375%, 12/31/25	12,678,100	12,288,843
0.375%, 01/31/26 (b)	31,040,900	30,029,646
0.500%, 03/31/25	1,137,100	1,118,222
0.500%, 02/28/26	12,641,000	12,282,015
0.625%, 05/15/30	10,596,100	9,907,353

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.625%, 08/15/30	13,247,400	$12,354,235
0.750%, 04/30/26	7,597,600	7,447,132
0.750%, 05/31/26 (b)	23,574,900	23,090,509
0.750%, 08/31/26	18,000,700	17,597,794
0.875%, 09/30/26 (b)	10,470,700	10,283,782
0.875%, 11/15/30	24,827,300	23,604,362
1.125%, 10/31/26	10,534,500	10,464,544
1.125%, 02/15/31 (b)	17,515,100	16,998,541
1.250%, 08/31/24 (b)	9,939,300	10,030,540
1.500%, 09/30/24	7,440,100	7,557,514
1.500%, 10/31/24	9,160,500	9,303,991
1.500%, 11/30/24	18,588,000	18,879,890
1.500%, 08/15/26	2,320,700	2,346,989
1.500%, 02/15/30	7,237,400	7,274,718
1.625%, 02/15/26	13,476,100	13,707,720
1.625%, 08/15/29	10,813,400	10,970,110
1.625%, 05/15/31	37,769,900	38,247,925
1.750%, 05/15/23 (g)	53,570,200	54,453,271
1.750%, 07/31/24	7,243,400	7,405,528
1.750%, 11/15/29 (b)	13,045,000	13,371,125
2.000%, 11/30/22	9,176,500	9,309,488
2.000%, 02/15/23	19,533,200	19,870,453
2.000%, 05/31/24	17,026,700	17,494,269
2.000%, 02/15/25 (b)	26,849,200	27,654,676
2.000%, 08/15/25	19,143,400	19,743,127
2.000%, 11/15/26	35,086,000	36,293,452
2.125%, 12/31/22	9,196,100	9,348,768
2.125%, 11/30/23	24,165,500	24,814,004
2.125%, 03/31/24	7,208,300	7,418,917
2.125%, 05/15/25 (b)	51,041,400	52,833,831
2.250%, 04/30/24	8,275,400	8,545,967
2.250%, 11/15/24	17,938,600	18,597,283
2.250%, 11/15/25	10,359,300	10,789,858
2.250%, 02/15/27	11,052,500	11,577,925
2.250%, 08/15/27	6,339,900	6,650,456
2.250%, 11/15/27	16,971,200	17,817,771
2.375%, 08/15/24	2,137,100	2,218,994
2.375%, 05/15/27	7,274,200	7,677,122
2.375%, 05/15/29	14,395,700	15,343,229
2.500%, 01/31/24	4,514,400	4,675,931
2.625%, 02/15/29	9,783,200	10,576,174
2.750%, 11/15/23	26,967,000	27,985,636
2.750%, 02/15/28	2,616,600	2,827,972
2.875%, 05/15/28	4,425,700	4,821,766
3.125%, 11/15/28	11,345,400	12,610,678

		1,183,134,650

Total U.S. Treasury & Government Agencies (Cost $1,180,521,684)		1,225,749,220

Foreign Government—7.6%
Security Description	Principal Amount*	Value

Sovereign—7.6%
Australia Government Bonds 1.750%, 06/21/51 (AUD)	237,000	149,487
2.500%, 05/21/30 (AUD)	4,982,000	3,872,626
3.250%, 04/21/29 (AUD)	1,346,000	1,094,843
3.750%, 04/21/37 (AUD)	1,486,000	1,329,150
4.750%, 04/21/27 (AUD)	1,450,000	1,236,675
Belgium Government Bonds 0.900%, 06/22/29 (144A) (EUR)	2,596,000	3,176,453
1.600%, 06/22/47 (144A) (EUR)	1,474,400	1,958,380
2.600%, 06/22/24 (144A) (EUR)	1,391,195	1,709,853
4.250%, 03/28/41 (144A) (EUR)	602,000	1,129,298
5.000%, 03/28/35 (144A) (EUR)	355,000	648,283
5.500%, 03/28/28 (EUR)	810,800	1,261,410
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 02/15/31 (EUR)	2,993,000	3,477,016
Zero Coupon, 08/15/31 (EUR)	833,000	965,432
Zero Coupon, 08/15/50 (EUR)	1,182,000	1,288,089
0.500%, 02/15/26 (EUR)	8,782,518	10,425,906
1.250%, 08/15/48 (EUR)	404,000	595,835
2.500%, 07/04/44 (EUR)	1,063,600	1,891,044
3.250%, 07/04/42 (EUR)	387,500	737,939
4.250%, 07/04/39 (EUR)	1,677,500	3,365,290
5.500%, 01/04/31 (EUR)	2,832,600	4,945,715
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	1,486,000	1,189,540
2.750%, 06/01/22 (CAD)	1,870,000	1,493,103
3.500%, 12/01/45 (CAD)	1,869,000	2,011,567
5.750%, 06/01/29 (CAD)	3,871,000	4,018,440
Denmark Government Bonds 0.500%, 11/15/29 (144A) (DKK)	4,004,000	639,011
4.500%, 11/15/39 (DKK)	4,060,000	1,102,799
Finland Government Bonds 0.125%, 09/15/31 (144A) (EUR)	399,000	456,178
0.500%, 04/15/26 (144A) (EUR)	1,288,000	1,524,984
1.375%, 04/15/47 (144A) (EUR)	330,000	465,053
French Republic Government Bond OAT 0.500%, 05/25/25 (EUR)	3,110,000	3,656,303
0.500%, 05/25/26 (EUR)	5,972,399	7,056,938
1.250%, 05/25/36 (144A) (EUR)	2,719,800	3,432,765
1.500%, 05/25/50 (144A) (EUR)	1,085,000	1,432,762
2.250%, 05/25/24 (EUR)	2,032,800	2,471,995
2.500%, 05/25/30 (EUR)	10,010,800	13,791,817
3.250%, 05/25/45 (EUR)	4,414,900	7,757,928
4.000%, 04/25/60 (EUR)	292,000	657,022
Ireland Government Bonds 0.200%, 10/18/30 (EUR)	1,185,000	1,357,568
2.000%, 02/18/45 (EUR)	483,000	701,368
5.400%, 03/13/25 (EUR)	1,140,800	1,542,983
Italy Buoni Poliennali Del Tesoro 1.500%, 04/30/45 (144A) (EUR)	232,000	247,828
1.800%, 03/01/41 (144A) (EUR)	469,000	539,247
3.750%, 09/01/24 (EUR)	8,643,000	10,811,265
3.850%, 09/01/49 (144A) (EUR)	2,554,000	4,084,131
5.000%, 08/01/39 (144A) (EUR)	2,969,000	5,123,377
5.250%, 11/01/29 (EUR)	10,029,200	15,279,912

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	63,950,000	$714,658
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	523,900,000	4,592,494
0.100%, 12/20/29 (JPY)	767,550,000	6,742,469
0.100%, 06/20/31 (JPY)	430,150,000	3,755,352
0.500%, 12/20/24 (JPY)	1,601,350,000	14,165,746
0.800%, 09/20/22 (JPY)	345,850,000	3,025,729
Japan Government Thirty Year Bonds 0.400%, 12/20/49 (JPY)	549,350,000	4,442,844
0.500%, 09/20/46 (JPY)	1,021,600,000	8,712,686
0.700%, 06/20/51 (JPY)	404,250,000	3,524,703
1.800%, 09/20/43 (JPY)	140,250,000	1,539,361
1.900%, 09/20/42 (JPY)	394,900,000	4,377,887
2.300%, 03/20/40 (JPY)	571,750,000	6,592,397
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	732,900,000	6,562,141
1.500%, 03/20/33 (JPY)	230,600,000	2,305,078
1.700%, 12/20/31 (JPY)	128,700,000	1,297,595
1.700%, 09/20/32 (JPY)	349,850,000	3,548,896
1.700%, 09/20/33 (JPY)	418,500,000	4,280,902
2.100%, 06/20/29 (JPY)	555,050,000	5,598,801
Mexican Bonos 10.000%, 11/20/36 (MXN)	32,542,100	1,908,804
Netherlands Government Bonds Zero Coupon, 07/15/31 (144A) (EUR)	1,033,000	1,180,401
2.750%, 01/15/47 (144A) (EUR)	486,000	899,962
3.750%, 01/15/42 (144A) (EUR)	905,600	1,762,517
5.500%, 01/15/28 (144A) (EUR)	2,555,500	3,947,813
Norway Government Bonds 1.250%, 09/17/31 (144A) (NOK)	4,362,000	475,402
3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,217,573
Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	1,813,830
Republic of Austria Government Bonds Zero Coupon, 02/20/31 (144A) (EUR)	346,000	391,047
0.750%, 10/20/26 (144A) (EUR)	1,522,000	1,825,137
3.150%, 06/20/44 (144A) (EUR)	1,483,000	2,663,774
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,051,287
4.150%, 03/15/37 (144A) (EUR)	267,000	478,858
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	1,024,000	786,804
2.750%, 03/01/46 (SGD)	305,000	252,028
3.375%, 09/01/33 (SGD)	731,000	625,566
Spain Government Bonds 0.350%, 07/30/23 (EUR)	2,380,000	2,749,114
1.000%, 10/31/50 (144A) (EUR)	1,053,000	1,088,163
1.450%, 10/31/27 (144A) (EUR)	3,180,000	3,916,406
1.950%, 07/30/30 (144A) (EUR)	2,867,000	3,696,504
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,817,490
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,748,430
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,276,971
4.700%, 07/30/41 (144A) (EUR)	1,098,000	2,053,689
6.000%, 01/31/29 (EUR)	3,371,400	5,429,221

Sovereign—(Continued)
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	15,990,000	1,850,453
1.500%, 11/13/23 (144A) (SEK)	3,330,000	380,139
Swiss Confederation Government Bond 4.000%, 02/11/23 (CHF)	415,000	479,324
United Kingdom Gilt 0.375%, 10/22/30 (GBP)	2,084,000	2,692,444
1.750%, 01/22/49 (GBP)	692,000	1,067,736
2.250%, 09/07/23 (GBP)	1,170,000	1,627,105
3.250%, 01/22/44 (GBP)	2,120,900	4,014,255
4.250%, 12/07/46 (GBP)	5,267,100	11,819,299
6.000%, 12/07/28 (GBP)	2,928,400	5,345,945

Total Foreign Government (Cost $301,581,543)		299,217,838

Mutual Funds—3.4%

Investment Company Securities—3.4%
iShares U.S. Real Estate ETF	1,750	203,245
SPDR S&P MidCap 400 ETF Trust (b)	254,876	131,944,208
Vanguard Global ex-U.S. Real Estate ETF	2,257	121,765

Total Mutual Funds (Cost $127,740,306)		132,269,218

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	3,189	266,178
Porsche Automobil Holding SE	8,466	803,419
Volkswagen AG	10,261	2,073,639

		3,143,236

Chemicals—0.0%
Fuchs Petrolub SE	3,842	174,613

Health Care Equipment & Supplies—0.0%
Sartorius AG	1,449	980,746

Household Products—0.0%
Henkel AG & Co. KGaA	9,851	797,765

Total Preferred Stocks (Cost $4,269,245)		5,096,360

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Short-Term Investment—2.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $84,353,031; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $86,040,179.	84,353,031	$84,353,031

Total Short-Term Investments (Cost $84,353,031)		84,353,031

Securities Lending Reinvestments (h)—5.4%

Certificates of Deposit—2.5%
Barclays Bank plc 0.180%, 04/07/22	7,000,000	6,998,999
Cooperatieve Rabobank UA 0.170%, 03/18/22	5,000,000	4,999,650
Credit Industriel et Commercial Zero Coupon, 04/14/22	2,000,000	1,998,640
Credit Suisse (NY) 0.270%, 03/18/22	9,000,000	9,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	2,000,000	1,999,160
Mizuho Bank, Ltd.
0.160%, 03/25/22	5,000,000	4,999,450
0.250%, 05/05/22	5,000,000	5,000,035
MUFG Bank Ltd.
0.150%, 01/11/22	3,000,000	3,000,045
0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd. Zero Coupon, 04/25/22	3,000,000	2,997,690
0.160%, 03/02/22	2,000,000	1,999,900
Nationwide Building Society Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (i)	8,000,000	7,999,672
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	1,200,000	1,199,184
0.240%, 3M LIBOR + 0.020%, 03/25/22 (i)	8,000,000	8,000,008
Standard Chartered Bank (NY) 0.150%, 02/02/22	7,000,000	7,000,133
0.170%, 03/28/22	5,000,000	4,999,530
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	7,000,000	6,999,118
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	2,000,000	1,999,660
Zero Coupon, 03/15/22	3,000,000	2,998,740

		98,189,704

Commercial Paper—0.5%
Antalis S.A. 0.140%, 01/14/22	3,000,000	2,999,799
0.230%, 03/01/22	4,000,000	3,998,276

Commercial Paper—(Continued)
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	10,000,000	9,992,300
UBS AG 0.240%, 03/30/22	3,000,000	2,997,105

		19,987,480

Repurchase Agreements—2.3%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $7,002,382; collateralized by various Common Stock with an aggregate market value of $7,779,450.	7,000,000	7,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,076,074; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,137,592.	3,076,071	3,076,071
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $5,000,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $5,156,705.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $8,002,722; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $8,270,596.	8,000,000	8,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $8,003,267; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $8,785,103.	8,000,000	8,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $20,900,284; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $21,327,053.	20,900,000	20,900,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $15,000,583; collateralized by various Common Stock with an aggregate market value of $16,669,824.	15,000,000	15,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $10,200,045.	10,000,000	$10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $6,600,302; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $7,331,786.	6,600,000	6,600,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $7,400,360; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $8,222,954.	7,400,000	7,400,000

		91,976,071

Mutual Funds—0.1%
Allspring Government Money Market Fund, Select Class 0.030% (j)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (j)	116,461	116,461
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (j)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (j)	1,000,000	1,000,000

		3,116,461

Total Securities Lending Reinvestments (Cost $213,277,151)		213,269,716

Total Investments—104.1% (Cost $3,173,584,763)		4,097,383,755
Other assets and liabilities (net)—(4.1)%		(162,674,496)

Net Assets—100.0%		$3,934,709,259

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $212,318,701 and the collateral received consisted of cash in the amount of $213,260,769 and non-cash collateral with a value of $4,692,537. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $153,341,534.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $55,275,391.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(j)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $61,816,498, which is 1.6% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	15,528,551	MSIP	02/08/22	USD	11,225,149	$73,767
AUD	45,475,763	MSIP	02/08/22	USD	32,062,964	1,026,203
CAD	82,918,426	CBNA	02/10/22	USD	65,854,791	(306,987)
CAD	10,283,419	MSIP	02/10/22	USD	8,056,452	72,688
CAD	13,822,712	MSIP	02/10/22	USD	10,791,996	134,989
CAD	38,810,362	MSIP	02/10/22	USD	30,556,383	123,577
CHF	12,756,582	MSIP	01/13/22	USD	13,828,176	174,789
CHF	18,199,747	MSIP	01/13/22	USD	19,836,018	141,937

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	36,418,495	MSIP	01/13/22	USD	39,732,478	$244,289
CHF	41,789,008	MSIP	01/13/22	USD	45,194,954	677,052
DKK	14,488,952	SSBT	01/20/22	USD	2,262,522	(43,648)
EUR	794,625	CBNA	02/10/22	USD	903,130	2,221
EUR	776,648	MSIP	02/10/22	USD	879,478	5,390
EUR	1,488,958	MSIP	02/10/22	USD	1,671,856	24,579
EUR	3,261,023	MSIP	02/10/22	USD	3,688,747	26,679
EUR	19,573,686	MSIP	02/10/22	USD	22,277,914	23,242
EUR	136,462,702	MSIP	02/10/22	USD	154,101,461	1,376,458
EUR	994,228	NWM	02/10/22	USD	1,123,445	9,323
EUR	57,222	SSBT	02/10/22	USD	64,628	568
EUR	393,120	SSBT	02/10/22	USD	455,983	(8,085)
EUR	739,805	UBSA	02/10/22	USD	839,538	3,354
EUR	1,332,322	UBSA	02/10/22	USD	1,508,816	9,157
GBP	619,904	MSIP	01/14/22	USD	830,884	8,171
GBP	39,814,502	MSIP	01/14/22	USD	52,647,333	1,242,546
GBP	47,868,751	MSIP	01/14/22	USD	63,402,912	1,388,585
JPY	1,527,843,838	MSIP	02/09/22	USD	13,478,550	(192,984)
JPY	1,853,108,308	MSIP	02/09/22	USD	16,436,948	(323,003)
JPY	11,362,823,205	MSIP	02/09/22	USD	100,242,166	(1,435,256)
NOK	559,218,103	HSBCU	01/20/22	USD	65,387,807	(1,906,004)
NOK	34,310,132	MSIP	01/20/22	USD	3,761,635	133,212
NOK	205,767,933	MSIP	01/20/22	USD	23,704,190	(345,648)
SEK	2,272,037	CBNA	01/20/22	USD	249,720	1,749
SEK	15,205,173	CBNA	01/20/22	USD	1,671,203	11,705
SEK	3,039,515	GSBU	01/20/22	USD	334,905	1,508
SEK	7,091,681	HSBCU	01/20/22	USD	813,100	(28,193)
SEK	105,085,249	JPMC	01/20/22	USD	12,085,973	(455,140)
SEK	2,272,037	MSIP	01/20/22	USD	250,236	1,233
SEK	15,205,173	MSIP	01/20/22	USD	1,674,659	8,249
SEK	15,518,650	MSIP	01/20/22	USD	1,711,523	6,081
SEK	30,100,830	MSIP	01/20/22	USD	3,317,928	13,631
SEK	59,869,009	MSIP	01/20/22	USD	6,723,436	(97,136)
SEK	83,081,223	MSIP	01/20/22	USD	9,277,991	(82,564)
SEK	115,466,147	MSIP	01/20/22	USD	12,758,900	20,890
SEK	124,823,884	MSIP	01/20/22	USD	14,018,028	(202,523)
SEK	125,879,629	MSIP	01/20/22	USD	13,845,131	87,223
SEK	173,220,187	MSIP	01/20/22	USD	19,344,147	(172,141)
SEK	194,118,295	MSIP	01/20/22	USD	22,231,584	(746,576)
SEK	233,302,961	MSIP	01/20/22	USD	25,764,393	57,574

Contracts to Deliver
AUD	34,560,811	BNP	02/08/22	USD	25,252,893	105,686
AUD	75,545,344	MSIP	02/08/22	USD	55,852,335	883,879
AUD	15,495,192	MSIP	02/08/22	USD	11,083,677	(190,966)
AUD	14,076,560	MSIP	02/08/22	USD	10,247,360	4,945
AUD	10,750,170	MSIP	02/08/22	USD	7,947,837	125,777
CAD	24,731,723	MSIP	02/10/22	USD	19,559,191	8,529
CAD	24,029,562	MSIP	02/10/22	USD	19,048,074	52,476
CAD	10,351,104	MSIP	02/10/22	USD	8,223,703	41,057
CAD	637,258	SSBT	02/10/22	USD	499,026	(4,733)
CHF	462,190	GSBU	01/13/22	USD	503,758	(3,591)
CHF	94,638,449	HSBCU	01/13/22	USD	103,114,570	(770,537)
CHF	41,342,745	MSIP	01/13/22	USD	44,959,821	(422,320)
DKK	25,522,281	JPMC	01/20/22	USD	3,977,495	68,949
EUR	5,457,540	BOA	02/10/22	USD	6,186,441	(31,572)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	127,447,323	CBNA	02/10/22	USD	147,410,161	$2,203,857
EUR	1,152,781	CBNA	02/10/22	USD	1,338,795	25,382
EUR	1,063,087	CBNA	02/10/22	USD	1,200,259	(10,962)
EUR	135,761,750	DBAG	02/10/22	USD	156,957,825	2,278,530
EUR	33,046,938	GSBU	02/10/22	USD	37,989,579	337,759
EUR	47,164,578	MSIP	02/10/22	USD	53,671,846	(64,818)
EUR	2,599,407	MSIP	02/10/22	USD	2,940,696	(20,922)
EUR	1,280,305	MSIP	02/10/22	USD	1,446,071	(12,637)
EUR	1,198,250	SCB	02/10/22	USD	1,351,260	(13,959)
EUR	1,049,521	SSBT	02/10/22	USD	1,185,056	(10,709)
EUR	948,351	SSBT	02/10/22	USD	1,068,818	(11,680)
EUR	868,521	SSBT	02/10/22	USD	1,009,008	19,463
EUR	284,704	SSBT	02/10/22	USD	322,603	(1,773)
GBP	68,191,972	BNP	01/14/22	USD	92,469,882	170,420
GBP	664,402	CBNA	01/14/22	USD	902,361	3,076
GBP	8,279,830	GSBU	01/14/22	USD	10,978,348	(228,600)
GBP	21,377,464	HSBCU	01/14/22	USD	28,648,333	(286,575)
GBP	15,152,824	MSIP	01/14/22	USD	20,236,163	(273,546)
GBP	10,312,063	MSIP	01/14/22	USD	13,859,793	(97,830)
GBP	7,566,511	MSIP	01/14/22	USD	10,201,320	(40,133)
GBP	4,422,200	MSIP	01/14/22	USD	5,939,709	(45,844)
GBP	399,221	MSIP	01/14/22	USD	527,343	(13,012)
GBP	544,167	SSBT	01/14/22	USD	724,177	(12,367)
GBP	19,289,971	UBSA	01/14/22	USD	26,171,128	61,692
JPY	9,584,255,203	CBNA	02/09/22	USD	84,196,212	855,072
JPY	13,215,931,513	MSIP	02/09/22	USD	116,075,234	1,154,380
JPY	4,782,979,487	MSIP	02/09/22	USD	41,627,321	36,300
JPY	1,561,951,592	MSIP	02/09/22	USD	13,770,519	188,365
JPY	1,527,843,838	MSIP	02/09/22	USD	13,469,817	184,252
JPY	249,219,424	SSBT	02/09/22	USD	2,197,781	30,661
JPY	62,290,338	SSBT	02/09/22	USD	541,498	(156)
MXN	44,218,244	NWM	01/13/22	USD	2,165,512	9,103
NOK	64,328,661	CBNA	01/20/22	USD	7,076,368	(226,148)
NOK	169,986,158	GSBU	01/20/22	USD	18,897,725	(398,910)
NOK	17,544,180	GSBU	01/20/22	USD	1,939,416	(52,180)
NOK	14,600,773	JPMC	01/20/22	USD	1,705,789	48,326
NOK	148,713,100	MSIP	01/20/22	USD	16,555,017	(326,725)
NOK	68,261,784	MSIP	01/20/22	USD	7,695,250	(53,750)
NOK	64,328,661	MSIP	01/20/22	USD	7,095,457	(207,059)
NOK	62,657,786	MSIP	01/20/22	USD	6,940,057	(172,784)
NOK	55,519,557	MSIP	01/20/22	USD	6,177,125	(125,392)
NOK	53,128,806	MSIP	01/20/22	USD	6,020,886	(10,235)
NOK	52,498,000	MSIP	01/20/22	USD	6,281,006	321,493
NZD	8,093,000	MSIP	01/20/22	USD	5,610,496	68,489
PLN	7,189,934	HSBCU	02/17/22	USD	1,756,465	(22,440)
SEK	239,414,117	HSBCU	01/20/22	USD	27,432,939	934,590
SEK	209,831,340	MSIP	01/20/22	USD	24,301,308	1,077,180
SEK	18,964,440	UBSA	01/20/22	USD	2,173,427	74,443
SGD	1,977,940	UBSA	01/14/22	USD	1,467,895	232

Net Unrealized Appreciation						$7,996,229

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/22	308	AUD	42,863,538	$8,835
Euro Stoxx 50 Index Futures	03/18/22	626	EUR	26,839,750	736,243
FTSE 100 Index Futures	03/18/22	66	GBP	4,833,840	(48,298)
Japanese Government 10 Year Bond Futures	03/14/22	2	JPY	303,180,000	(4,357)
MSCI EAFE Index Mini Futures	03/18/22	71	USD	8,242,390	143,872
MSCI Singapore Index Futures	01/28/22	559	SGD	19,014,385	93,661
Russell 2000 Index E-Mini Futures	03/18/22	1,189	USD	133,334,460	2,041,834
S&P 500 Index E-Mini Futures	03/18/22	573	USD	136,331,025	1,317,807
TOPIX Index Futures	03/10/22	111	JPY	2,211,120,000	88,923
United Kingdom Long Gilt Bond Futures	03/29/22	67	GBP	8,368,300	(148,221)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/22/22	(78)	CAD	(11,124,360)	(8,109)
Euro-Bund Futures	03/08/22	(32)	EUR	(5,483,840)	88,084
Hang Seng Index Futures	01/28/22	(119)	HKD	(139,533,450)	(221,010)
OMX Stockholm 30 Index Futures	01/21/22	(687)	SEK	(166,202,475)	(11,426)
SPI 200 Index Futures	03/17/22	(147)	AUD	(27,000,225)	182,240
U.S. Treasury Note 10 Year Futures	03/22/22	(493)	USD	(64,321,094)	(366,743)
U.S. Treasury Note 2 Year Futures	03/31/22	(265)	USD	(57,815,547)	70,549
U.S. Treasury Note 5 Year Futures	03/31/22	(15)	USD	(1,814,648)	(136)
U.S. Treasury Ultra Long Bond Futures	03/22/22	(162)	USD	(31,934,250)	333,166

Net Unrealized Appreciation					$4,296,914

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.120%	Annually	03/15/22	MSC	Bloomberg Commodity Index	USD	38,864,129	$1,436,673	$—	$1,436,673
Pay	0.000%	Monthly	03/18/22	MSC	Swiss Market Index Futures	CHF	9,540,851	344,171	—	344,171

Totals								$1,780,844	$—	$1,780,844

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	1.581%	Semi-Annually	12/23/31	USD	963,650,000	$(427,957)	$—	$(427,957)

(1)	There is no upfront payment premium paid or (received) therefore the market value equals unrealized appreciation/(depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,347,794	$10,327,243	$—	$23,675,037
Air Freight & Logistics	6,250,693	7,060,057	—	13,310,750
Airlines	2,013,077	1,030,531	—	3,043,608
Auto Components	1,349,690	7,550,893	—	8,900,583
Automobiles	24,938,039	26,688,192	—	51,626,231
Banks	39,503,088	80,860,624	0	120,363,712
Beverages	14,524,969	19,387,058	—	33,912,027
Biotechnology	17,535,636	7,994,078	—	25,529,714
Building Products	5,074,250	12,309,955	—	17,384,205
Capital Markets	29,548,055	27,284,843	—	56,832,898
Chemicals	17,492,573	33,954,251	—	51,446,824
Commercial Services & Supplies	4,206,718	3,211,491	—	7,418,209
Communications Equipment	9,049,329	3,645,521	—	12,694,850
Construction & Engineering	388,468	6,842,475	—	7,230,943
Construction Materials	1,339,841	5,296,438	—	6,636,279
Consumer Finance	5,625,747	—	—	5,625,747
Containers & Packaging	2,950,171	752,164	—	3,702,335
Distributors	1,437,037	—	—	1,437,037

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$—	$291,063	$—	$291,063
Diversified Financial Services	13,496,262	8,527,089	—	22,023,351
Diversified Telecommunication Services	9,819,300	16,807,852	—	26,627,152
Electric Utilities	15,805,711	17,483,019	—	33,288,730
Electrical Equipment	5,384,899	18,718,306	—	24,103,205
Electronic Equipment, Instruments & Components	6,826,085	17,316,497	—	24,142,582
Energy Equipment & Services	2,001,157	272,504	—	2,273,661
Entertainment	18,112,865	6,458,588	—	24,571,453
Equity Real Estate Investment Trusts	155,010,604	55,134,290	494,462	210,639,356
Food & Staples Retailing	13,786,131	13,865,334	—	27,651,465
Food Products	8,622,341	32,402,644	—	41,024,985
Gas Utilities	333,588	3,494,201	—	3,827,789
Health Care Equipment & Supplies	29,212,448	21,196,665	—	50,409,113
Health Care Providers & Services	27,598,670	4,089,916	0	31,688,586
Health Care Technology	668,385	1,228,807	—	1,897,192
Hotels, Restaurants & Leisure	19,397,925	12,956,120	—	32,354,045
Household Durables	3,794,676	14,646,736	—	18,441,412
Household Products	13,728,061	6,070,580	—	19,798,641
Independent Power and Renewable Electricity Producers	394,292	871,320	—	1,265,612
Industrial Conglomerates	9,795,715	15,266,649	—	25,062,364
Insurance	18,313,625	44,872,278	—	63,185,903
Interactive Media & Services	62,352,150	2,915,483	—	65,267,633
Internet & Direct Marketing Retail	37,275,150	7,824,880	—	45,100,030
IT Services	44,720,706	16,020,307	—	60,741,013
Leisure Products	320,709	2,319,227	—	2,639,936
Life Sciences Tools & Services	19,592,045	6,154,480	—	25,746,525
Machinery	16,147,972	31,519,857	—	47,667,829
Marine	—	3,643,261	—	3,643,261
Media	9,970,392	4,701,172	—	14,671,564
Metals & Mining	3,514,898	28,850,310	—	32,365,208
Multi-Utilities	7,123,084	9,314,134	—	16,437,218
Multiline Retail	4,938,309	4,041,011	—	8,979,320
Oil, Gas & Consumable Fuels	24,314,978	31,850,033	—	56,165,011
Paper & Forest Products	—	3,172,243	—	3,172,243
Personal Products	2,090,520	17,971,681	—	20,062,201
Pharmaceuticals	36,887,581	79,271,502	—	116,159,083
Professional Services	4,288,902	17,818,720	—	22,107,622
Real Estate Management & Development	1,518,847	43,421,571	—	44,940,418
Road & Rail	9,092,597	5,284,107	251,556	14,628,260
Semiconductors & Semiconductor Equipment	62,637,517	33,741,090	—	96,378,607
Software	94,764,966	15,419,304	—	110,184,270
Specialty Retail	23,917,888	6,760,208	—	30,678,096
Technology Hardware, Storage & Peripherals	70,792,170	4,499,082	—	75,291,252
Textiles, Apparel & Luxury Goods	6,558,621	33,206,644	—	39,765,265
Tobacco	5,733,346	7,642,214	—	13,375,560
Trading Companies & Distributors	2,034,273	15,507,601	—	17,541,874
Transportation Infrastructure	—	4,338,990	—	4,338,990
Water Utilities	834,572	1,109,057	—	1,943,629
Wireless Telecommunication Services	1,656,426	10,441,379	—	12,097,805
Total Common Stocks	1,121,756,534	1,014,925,820	746,018	2,137,428,372
Total U.S. Treasury & Government Agencies*	—	1,225,749,220	—	1,225,749,220
Total Foreign Government*	—	299,217,838	—	299,217,838
Total Mutual Funds*	132,269,218	—	—	132,269,218
Total Preferred Stocks*	—	5,096,360	—	5,096,360
Total Short-Term Investment*	—	84,353,031	—	84,353,031

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$98,189,704	$—	$98,189,704
Commercial Paper	—	19,987,480	—	19,987,480
Repurchase Agreements	—	91,976,071	—	91,976,071
Mutual Funds	3,116,461	—	—	3,116,461
Total Securities Lending Reinvestments	3,116,461	210,153,255	—	213,269,716
Total Investments	$1,257,142,213	$2,839,495,524	$746,018	$4,097,383,755

Collateral for Securities Loaned (Liability)	$—	$(213,260,769)	$—	$(213,260,769)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$18,506,982	$—	$18,506,982
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,510,753)	—	(10,510,753)
Total Forward Contracts	$—	$7,996,229	$—	$7,996,229
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,105,214	$—	$—	$5,105,214
Futures Contracts (Unrealized Depreciation)	(808,300)	—	—	(808,300)
Total Futures Contracts	$4,296,914	$—	$—	$4,296,914
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(427,957)	$—	$(427,957)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,780,844	$—	$1,780,844

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 2 to Level 3 in the amount of $908,848 were due to a trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$4,096,275,432
Affiliated investments at value (c)	1,108,323
Cash	25,763,937
Cash denominated in foreign currencies (d)	9,398,691
OTC swap contracts at market value	1,780,844
Unrealized appreciation on forward foreign currency exchange contracts	18,506,982
Receivable for:
Investments sold	16,167,563
Fund shares sold	576
Dividends and interest	12,502,184
Variation margin on centrally cleared swap contracts	343,917
Prepaid expenses	11,586

Total Assets	4,181,860,035
Liabilities
Cash collateral for OTC swap contracts	1,430,000
Unrealized depreciation on forward foreign currency exchange contracts	10,510,753
Collateral for securities loaned	213,260,769
Payables for:
Investments purchased	16,505,282
Fund shares redeemed	767,252
Variation margin on futures contracts	931,658
Interest on OTC swap contracts	2,172
Accrued Expenses:
Management fees	1,987,196
Distribution and service fees	829,670
Deferred trustees’ fees	175,638
Other expenses	750,386

Total Liabilities	247,150,776

Net Assets	$3,934,709,259

Net Assets Consist of:
Paid in surplus	$2,698,280,579
Distributable earnings (Accumulated losses)	1,236,428,680

Net Assets	$3,934,709,259

Net Assets
Class B	$3,934,709,259
Capital Shares Outstanding*
Class B	306,574,204
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,172,854,591.
(b)	Includes securities loaned at value of $212,318,701.
(c)	Identified cost of affiliated investments was $730,172.
(d)	Identified cost of cash denominated in foreign currencies was $9,436,091.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$52,392,188
Dividends from affiliated investments	41,457
Interest	25,375,561
Securities lending income	757,336

Total investment income	78,566,542
Expenses
Management fees	24,648,372
Administration fees	167,566
Custodian and accounting fees	575,869
Distribution and service fees—Class B	10,061,822
Audit and tax services	107,707
Legal	51,492
Trustees’ fees and expenses	51,036
Shareholder reporting	77,176
Insurance	29,322
Miscellaneous	89,238

Total expenses	35,859,600
Less management fee waiver	(582,419)

Net expenses	35,277,181

Net Investment Income	43,289,361

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	268,634,860
Affiliated investments	199,432
Futures contracts	17,155,548
Swap contracts	(23,091,149)
Foreign currency transactions	(4,095,498)
Forward foreign currency transactions	48,566,375

Net realized gain (loss)	307,369,568

Net change in unrealized appreciation (depreciation) on:
Investments	(772,321)
Affiliated investments	165,736
Futures contracts	(4,307,116)
Swap contracts	(2,970,805)
Foreign currency transactions	(561,981)
Forward foreign currency transactions	16,035,023

Net change in unrealized appreciation (depreciation)	7,588,536

Net realized and unrealized gain (loss)	314,958,104

Net Increase (Decrease) in Net Assets From Operations	$358,247,465

(a)	Net of foreign withholding taxes of $2,983,613.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$43,289,361	$45,677,200
Net realized gain (loss)	307,369,568	181,619,507
Net change in unrealized appreciation (depreciation)	7,588,536	(1,417,989)

Increase (decrease) in net assets from operations	358,247,465	225,878,718

From Distributions to Shareholders
Class B	(237,856,544)	(318,533,966)

Total distributions	(237,856,544)	(318,533,966)

Increase (decrease) in net assets from capital share transactions	(279,608,197)	(184,062,685)

Total increase (decrease) in net assets	(159,217,276)	(276,717,933)

Net Assets
Beginning of period	4,093,926,535	4,370,644,468

End of period	$3,934,709,259	$4,093,926,535

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	406,238	$5,145,782	652,483	$7,768,507
Reinvestments	19,244,057	237,856,544	28,238,827	318,533,966
Redemptions	(41,346,895)	(522,610,523)	(42,601,133)	(510,365,158)

Net increase (decrease)	(21,696,600)	$(279,608,197)	(13,709,823)	$(184,062,685)

Increase (decrease) derived from capital shares transactions		$(279,608,197)		$(184,062,685)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.47	$12.78	$11.44	$12.56	$11.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.14	0.19	0.19	0.16
Net realized and unrealized gain (loss)	0.99	0.53	1.84	(1.06)	1.37

Total income (loss) from investment operations	1.13	0.67	2.03	(0.87)	1.53

Less Distributions
Distributions from net investment income	(0.03)	(0.22)	(0.44)	(0.20)	(0.18)
Distributions from net realized capital gains	(0.74)	(0.76)	(0.25)	(0.05)	0.00

Total distributions	(0.77)	(0.98)	(0.69)	(0.25)	(0.18)

Net Asset Value, End of Period	$12.83	$12.47	$12.78	$11.44	$12.56

Total Return (%) (b)	9.28	6.09	18.07	(6.97)	13.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.90	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	1.08	1.13	1.58	1.54	1.32
Portfolio turnover rate (%)	17	18	22	20	30
Net assets, end of period (in millions)	$3,934.7	$4,093.9	$4,370.6	$4,209.3	$5,092.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $25,723,187 in the Subsidiary, representing 0.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union ("EU") countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $141,601 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $84,353,031. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $91,976,071. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(75,647,012)	$—	$—	$—	$(75,647,012)
Mutual Funds	(49,581,887)	—	—	—	(49,581,887)
U.S. Treasury & Government Agencies	(88,031,870)	—	—	—	(88,031,870)
Total Borrowings	$(213,260,769)	$—	$—	$—	$(213,260,769)
Gross amount of recognized liabilities for securities lending transactions					$(213,260,769)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (b) (c)	$500,634	Unrealized depreciation on futures contracts (b) (c)	$527,566
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	427,957
Equity	OTC swap contracts at market value	344,171
	Unrealized appreciation on futures contracts (b) (c)	4,604,580	Unrealized depreciation on futures contracts (b) (c)	280,734
Commodity	OTC swap contracts at market value (d)	1,436,673
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	18,506,982	Unrealized depreciation on forward foreign currency exchange contracts	10,510,753

Total		$25,393,040		$11,747,010

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $2,172.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$276,106	$—	$—	$276,106
Citibank N.A.	3,103,062	(544,097)	—	2,558,965
Deutsche Bank AG	2,278,530	—	—	2,278,530
Goldman Sachs Bank USA	339,267	(339,267)	—	—
HSBC Bank USA	934,590	(934,590)	—	—
JPMorgan Chase Bank N.A.	117,275	(117,275)	—	—
Morgan Stanley & Co.	1,780,844	—	(1,430,000)	350,844
Morgan Stanley & Co. International plc	11,240,156	(5,675,804)	—	5,564,352
NatWest Markets plc	18,426	—	—	18,426
State Street Bank and Trust Co.	50,692	(50,692)	—	—
UBS AG	148,878	—	—	148,878

	$20,287,826	$(7,661,725)	$(1,430,000)	$11,196,101

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$31,572	$—	$—	$31,572
Citibank N.A.	544,097	(544,097)	—	—
Goldman Sachs Bank USA	683,281	(339,267)	—	344,014
HSBC Bank USA	3,013,749	(934,590)	—	2,079,159
JPMorgan Chase Bank N.A.	455,140	(117,275)	—	337,865
Morgan Stanley & Co. International plc	5,675,804	(5,675,804)	—	—
Standard Chartered Bank	13,959	—	—	13,959
State Street Bank and Trust Co.	93,151	(50,692)	—	42,459

	$10,510,753	$(7,661,725)	$—	$2,849,028

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$48,566,375	$48,566,375
Swap contracts . . . . . . . . . . . . . . . .	(39,843,935)	(85,742)	16,838,528	—	(23,091,149)
Futures contracts . . . . . . . . . . . . . . .	(9,875,576)	27,031,124	—	—	17,155,548

	$(49,719,511)	$26,945,382	$16,838,528	$48,566,375	$42,630,774

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$16,035,023	$16,035,023
Swap contracts . . . . . . . . . . . . . . . .	(4,751,649)	344,171	1,436,673	—	(2,970,805)
Futures contracts . . . . . . . . . . . . . . .	620,271	(4,927,387)	—	—	(4,307,116)

	$(4,131,378)	$(4,583,216)	$1,436,673	$16,035,023	$8,757,102

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	1,818,087,885
Futures contracts long	881,318,224
Futures contracts short	(729,445,241)
Swap contracts	1,068,355,084

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$328,062,754	$307,279,271	$220,929,972	$750,568,695

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$24,648,372	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-46

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held at December 31, 2021
MetLife, Inc.	$1,163,186	$(420,031)	$199,432	$165,736	$1,108,323	$41,457	17,736

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$3,226,258,219

Gross unrealized appreciation	1,007,122,587
Gross unrealized (depreciation)	(134,834,200)

Net unrealized appreciation (depreciation)	$872,288,387

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$44,907,811	$133,046,200	$192,948,733	$185,487,766	$237,856,544	$318,533,966

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$136,329,513	$228,045,238	$872,229,570	$—	$1,236,604,321

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-47

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB Global Dynamic Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AB Global Dynamic Allocation Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-52

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the AB International Bond Portfolio returned -1.83% and -2.12%, respectively. The Portfolio’s benchmark, the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index¹, returned -1.40%. The Portfolio’s Custom Benchmark2 returned -1.53% over the same period.

MARKET ENVIRONMENT / CONDITIONS

In the fourth quarter, yield curves in developed markets (“DM”) generally flattened as shorter maturity yields rose the most in response to less accommodative central banks. Longer-term yields were mixed—for example, they rose in Australia but fell in Canada and the United Kingdom. In the U.S., the 10-year U.S. Treasury bonds were mostly unchanged and the risk assets varied. High yield corporate bonds rose the most in the U.S. but were flat in the eurozone. Securitized credit, credit risk–transfer securities (“CRTs”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligation (“CLOs”), performed well, benefiting from investors’ need for yield and diversification.

Emerging-market (“EM”) debt declined as local-currency underperformed hard-currency (i.e. currency that is issued by a nation that is seen as politically and economically stable) and high yield bonds trailed investment-grade bonds. The asset class was adversely affected by several idiosyncratic country events, while local-currency assets were hit by ongoing U.S. dollar strength, EM inflation (which remained high and sticky), and EM central banks, which continued to hike interest rates. Within investment grade corporate bonds, U.S. issuers advanced, while euro bonds declined in absolute terms.

For the year, yields rose in all major DM as the economic growth recovery firmed and inflation surged. Risk assets were mixed. High yield corporate bonds delivered strong returns as investors flocked to higher-yielding credits. Securitized credit had strong returns, benefiting from the favorable macroeconomic backdrop and investors’ desire to tap into more attractive valuations. EM local-currency bonds underperformed meaningfully, largely driven by the EM currency component, as the U.S. dollar gained on most EM currencies during the year. EM hard-currency sovereign bonds delivered modest negative returns, while hard-currency corporates posted positive returns. DM investment grade corporate bonds outperformed duration-matched Treasuries (duration is a measure of a bond price’s sensitivity to a change in interest rates).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AB International Bond Portfolio posted negative absolute returns and underperformed its custom benchmark for the one-year period ended on December 31, 2021. During the period, sector allocation and overall country and yield curve positioning detracted from relative performance. Security selection contributed to relative performance, and active currency positioning modestly detracted.

As of December 31, 2021, the Portfolio held a longer than benchmark duration position against its custom benchmark. In DM, our largest duration overweight positions were in the U.S., Australia, Germany, and Ireland. The most significant underweights were France, the United Kingdom, the Netherlands, Japan, and Canada. In the EM portion of the Portfolio, our largest overweight duration positions were in Colombia, Ivory Coast, Angola, Argentina, and Bahrain. Our largest EM underweight duration positions were in Saudi Arabia, Malaysia, Uruguay, Chile, Philippines, and China.

Within sector, the DM portion of the Portfolio was underweight government securities and overweight risk assets. We favored U.S. securitized positions, with overweight allocations to Collateralized Mortgage Obligations, CRTs, CMBS, and CLOs. We also held a modest position in high yield DM corporate bonds, while the Portfolio was underweight investment grade corporate bonds. From a credit standpoint, the Portfolio was underweight AA- and A-rated securities, while we favored BBB credit in the investment grade space. In the EM portion of the Portfolio, we were underweight EM government bonds and reduced our EM local exposure towards the end of the year. We preferred EM hard currency corporate bonds where we had a significant overweight. These securities historically have provided some of the most compelling risk-adjusted returns in the EM space.

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

Although we used primarily cash bonds within our strategy, we employed derivatives at times because they provide us flexibility in implementing portfolio strategies. The key alpha-generating strategies we used in this Portfolio—duration/yield curve positioning, sector allocation, security selection, and currency management—can be implemented in either the cash bond markets or in the derivatives market. At times, it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

2The Custom Benchmark is a blended index comprised of the Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD- denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG GLOBAL AGGREGATE EX-U.S. (USD HEDGED) INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	-1.83	2.86
Class B	-2.12	2.62
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	-1.40	2.57
Custom Benchmark	-1.53	3.27

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Countries

% of Net Assets
United States	15.6
Japan	11.6
Germany	4.6
Italy	4.5
United Kingdom	4.1
Australia	2.8
Mexico	2.7
France	2.5
Indonesia	2.1
Colombia	2.1

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.58%	$1,000.00	$991.40	$2.91
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$990.40	$4.16
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—56.2% of Net Assets

Security Description	Principal Amount*	Value

Banks—0.2%
Development Bank of Japan, Inc. 0.010%, 10/15/24 (EUR)	828,000	$945,123
Kreditanstalt fuer Wiederaufbau Zero Coupon, 06/15/29 (EUR)	605,000	690,322

		1,635,445

Regional Government—0.1%
Japan Finance Organization for Municipalities 0.050%, 02/12/27 (EUR)	980,000	1,111,793

Sovereign—55.9%
Abu Dhabi Government International Bond 3.125%, 10/11/27	846,000	908,521
Angolan Government International Bonds 9.125%, 11/26/49	2,991,000	2,864,493
9.125%, 11/26/49 (144A)	670,000	641,662
9.375%, 05/08/48	2,594,000	2,534,546
9.500%, 11/12/25	942,000	1,006,452
Argentine Republic Government International Bonds 0.500%, 07/09/30 (a)	8,710,888	3,048,898
1.000%, 07/09/29	1,532,610	555,586
1.125%, 07/09/35 (a)	19,992,259	6,397,723
2.000%, 01/09/38 (a)	1,965,508	741,979
Australia Government Bonds 0.500%, 09/21/26 (AUD)	3,360,000	2,352,171
1.000%, 11/21/31 (AUD)	4,005,000	2,739,064
2.500%, 09/20/30 (AUD) (b)	3,875,000	4,540,750
2.750%, 06/21/35 (AUD)	5,614,000	4,512,939
2.750%, 05/21/41 (AUD)	3,745,000	2,928,737
3.000%, 03/21/47 (AUD)	6,370,000	5,174,845
Bahrain Government International Bonds 5.625%, 09/30/31 (144A) (c)	2,174,000	2,135,868
6.000%, 09/19/44	3,381,000	3,061,732
6.250%, 01/25/51	632,000	578,305
7.000%, 10/12/28	1,187,000	1,286,594
7.375%, 05/14/30 (144A)	712,000	789,437
Bonos Obligation Del Estado 1.000%, 07/30/42 (144A) (EUR)	7,736,000	8,575,313
Brazilian Government International Bond 4.750%, 01/14/50	2,760,000	2,452,288
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/30 (EUR)	2,231,000	2,599,027
Zero Coupon, 08/15/31 (EUR)	12,342,000	14,341,101
Zero Coupon, 08/15/50 (EUR)	7,419,000	8,150,528
4.750%, 07/04/34 (EUR)	650,000	1,204,171
Canada Housing Trust 2.100%, 09/15/29 (144A) (CAD)	3,685,000	2,991,756
Canadian Government Bond 2.000%, 12/01/51 (CAD)	7,425,000	6,318,367
Colombia Government International Bonds 3.125%, 04/15/31	1,628,000	1,459,665
3.250%, 04/22/32	3,741,000	3,362,224
3.875%, 04/25/27	3,711,000	3,738,832
5.000%, 06/15/45	1,296,000	1,169,640
6.125%, 01/18/41	1,296,000	1,333,921

Sovereign—(Continued)
Commonwealth of Bahamas 8.950%, 10/15/32	1,858,000	1,707,056
Costa Rica Government International Bond 6.125%, 02/19/31	1,679,000	1,693,691
Dominican Republic International Bonds 4.875%, 09/23/32	605,000	614,831
5.875%, 04/18/24	1,530,000	1,600,395
5.875%, 01/30/60 (144A)	1,084,000	1,041,995
5.875%, 01/30/60	150,000	144,188
5.950%, 01/25/27	1,746,000	1,942,425
6.400%, 06/05/49	255,000	267,753
6.500%, 02/15/48	3,284,000	3,481,073
Ecuador Government International Bonds Zero Coupon, 07/31/30 (144A)	711,514	400,227
0.500%, 07/31/40 (144A) (a)	2,169,604	1,269,218
1.000%, 07/31/35 (144A) (a)	3,232,778	2,121,511
1.000%, 07/31/35 (a)	1,284,768	843,129
5.000%, 07/31/30 (144A) (a)	2,149,428	1,781,338
Egypt Government International Bonds 3.875%, 02/16/26 (144A)	1,031,000	963,573
5.625%, 04/16/30 (EUR)	1,145,000	1,175,980
7.053%, 01/15/32	577,000	531,763
7.300%, 09/30/33 (144A)	2,126,000	1,956,005
7.500%, 01/31/27	1,320,000	1,372,758
7.500%, 02/16/61 (144A)	809,000	659,392
8.150%, 11/20/59	1,222,000	1,041,877
8.500%, 01/31/47	4,056,000	3,589,398
El Salvador Government International Bonds 5.875%, 01/30/25	692,000	435,967
6.375%, 01/18/27	1,323,000	800,428
7.125%, 01/20/50 (144A)	552,000	302,220
7.125%, 01/20/50	3,200,000	1,752,000
7.625%, 02/01/41	663,000	374,602
7.650%, 06/15/35	195,000	109,931
7.750%, 01/24/23	1,785,000	1,428,018
8.625%, 02/28/29	184,000	113,162
Finance Department Government of Sharjah 4.000%, 07/28/50 (144A)	499,000	450,622
French Republic Government Bond OAT 0.500%, 06/25/44 (144A) (EUR)	1,751,000	1,903,518
1.000%, 05/25/27 (EUR)	8,195,000	9,978,999
1.250%, 05/25/34 (EUR)	511,900	645,519
Gabon Government International Bond 6.950%, 06/16/25	3,395,000	3,522,041
Ghana Government International Bonds 7.625%, 05/16/29	490,000	407,827
7.750%, 04/07/29 (144A)	571,000	477,295
7.875%, 03/26/27	2,105,000	1,848,017
7.875%, 02/11/35 (144A)	1,374,000	1,075,842
7.875%, 02/11/35	400,000	313,200
8.125%, 03/26/32	650,000	530,575
8.625%, 04/07/34 (144A)	1,196,000	970,399
8.627%, 06/16/49	876,000	692,697
8.750%, 03/11/61 (144A)	233,000	184,396
8.950%, 03/26/51	1,985,000	1,586,015

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Guatemala Government Bond 4.650%, 10/07/41 (144A)	336,000	$335,580
Indonesia Government International Bonds 1.000%, 07/28/29 (EUR)	520,000	581,496
2.850%, 02/14/30	1,163,000	1,211,641
4.125%, 01/15/25	3,225,000	3,475,455
4.200%, 10/15/50	1,418,000	1,614,814
Indonesia Treasury Bond 7.250%, 02/15/26 (IDR)	44,551,000,000	3,384,032
Ireland Government Bonds
Zero Coupon, 10/18/31 (EUR)	4,462,000	4,953,534
1.350%, 03/18/31 (EUR)	1,722,000	2,183,083
Italy Buoni Poliennali Del Tesoro 0.250%, 03/15/28 (EUR)	13,510,000	14,998,549
0.950%, 09/15/27 (EUR)	10,585,000	12,300,932
1.500%, 04/30/45 (144A) (EUR)	2,198,000	2,347,954
Ivory Coast Government International Bonds 4.875%, 01/30/32 (EUR)	230,000	251,548
5.375%, 07/23/24	1,503,000	1,562,609
5.875%, 10/17/31 (144A) (EUR)	460,000	537,004
5.875%, 10/17/31 (EUR)	410,000	478,634
6.125%, 06/15/33	3,596,000	3,784,790
6.375%, 03/03/28	1,879,000	2,038,715
6.625%, 03/22/48 (EUR)	401,000	452,722
Jamaica Government International Bonds 7.625%, 07/09/25	2,620,000	2,924,575
7.875%, 07/28/45	1,180,000	1,632,825
Japan Government Ten Year Bonds 0.100%, 06/20/30 (JPY)	1,958,900,000	17,189,888
0.100%, 09/20/30 (JPY)	345,150,000	3,025,396
0.100%, 06/20/31 (JPY)	677,200,000	5,912,180
Japan Government Thirty Year Bonds 0.400%, 12/20/49 (JPY)	677,800,000	5,481,677
0.600%, 09/20/50 (JPY)	565,900,000	4,821,686
Japan Government Twenty Year Bonds 0.400%, 06/20/41 (JPY)	395,650,000	3,394,858
0.500%, 09/20/36 (JPY)	2,820,300,000	25,252,019
Japan Government Two Year Bonds 0.005%, 04/01/23 (JPY)	1,155,150,000	10,054,214
0.100%, 03/01/23 (JPY)	769,950,000	6,708,331
Kazakhstan Government International Bond 5.125%, 07/21/25	1,084,000	1,220,558
Kenya Government International Bond 6.875%, 06/24/24	3,106,000	3,280,775
Kingdom of Belgium Government Bond 1.450%, 06/22/37 (144A) (EUR)	2,803,000	3,628,998
Korea Treasury Bonds 1.375%, 12/10/29 (KRW)	6,303,790,000	4,967,009
1.500%, 12/10/30 (KRW)	5,235,390,000	4,137,444
Lebanon Government International Bonds 6.000%, 01/27/23 (e)	6,653,000	685,791
6.200%, 02/26/25 (e)	461,000	47,077
6.650%, 11/03/28 (e)	2,006,000	207,661
Malaysia Government Bond 4.498%, 04/15/30 (MYR)	8,253,000	2,105,655

Sovereign—(Continued)
Mexico Government International Bonds 3.375%, 02/23/31 (EUR)	1,795,000	2,324,603
5.000%, 04/27/51 (c)	1,334,000	1,512,102
New Zealand Government Bond 2.750%, 04/15/25 (NZD)	6,250,000	4,365,082
Nigeria Government International Bonds 6.125%, 09/28/28 (144A)	1,630,000	1,570,766
6.500%, 11/28/27	1,546,000	1,540,574
7.375%, 09/28/33 (144A)	558,000	530,993
7.625%, 11/28/47	2,673,000	2,387,417
7.875%, 02/16/32	1,673,000	1,645,362
8.250%, 09/28/51 (144A)	910,000	850,850
Oman Government International Bonds 4.750%, 06/15/26	1,666,000	1,713,471
4.875%, 02/01/25	709,000	737,386
5.625%, 01/17/28	340,000	360,400
6.250%, 01/25/31 (144A)	1,129,000	1,233,241
6.500%, 03/08/47	486,000	481,577
6.750%, 01/17/48	439,000	446,068
Pakistan Government International Bonds 6.875%, 12/05/27	1,144,000	1,152,580
7.375%, 04/08/31	1,521,000	1,507,691
8.875%, 04/08/51	475,000	471,248
Panama Bonos del Tesoro 3.362%, 06/30/31	1,759,000	1,767,795
Panama Government International Bonds 3.160%, 01/23/30 (c)	2,580,000	2,670,326
3.870%, 07/23/60	1,585,000	1,585,000
6.700%, 01/26/36	835,000	1,116,812
8.875%, 09/30/27 (c)	2,265,000	3,047,557
Panama Notas del Tesoro 3.750%, 04/17/26	1,580,000	1,676,538
Paraguay Government International Bonds 4.950%, 04/28/31 (144A)	650,000	729,625
5.000%, 04/15/26	858,000	951,307
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	630,876
Peruvian Government International Bonds 3.000%, 01/15/34	1,101,000	1,096,596
3.230%, 07/28/21 (c)	810,000	694,980
3.750%, 03/01/30 (EUR)	820,000	1,104,953
Philippine Government International Bonds 3.000%, 02/01/28	915,000	981,186
3.200%, 07/06/46	1,404,000	1,425,971
3.750%, 01/14/29	364,000	409,569
5.500%, 03/30/26	288,000	335,653
Qatar Government International Bonds 4.400%, 04/16/50 (144A)	1,538,000	1,910,645
4.500%, 04/23/28	3,018,000	3,465,268
4.817%, 03/14/49	980,000	1,284,427
5.103%, 04/23/48	2,151,000	2,911,009
Republic of Austria Government Bond 0.500%, 02/20/29 (144A) (EUR)	9,888,000	11,742,344
Republic of Azerbaijan International Bond 4.750%, 03/18/24	672,000	710,425

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Republic of South Africa Government International Bonds 5.000%, 10/12/46 (c)	306,000	$276,930
5.650%, 09/27/47	881,000	843,998
5.750%, 09/30/49	1,601,000	1,538,561
Russian Federal Bond - OFZ 7.950%, 10/07/26 (RUB)	293,984,000	3,864,295
Russian Foreign Bond - Eurobonds 4.250%, 06/23/27	800,000	863,698
5.250%, 06/23/47	5,600,000	7,084,224
5.625%, 04/04/42	200,000	260,500
Saudi Government International Bonds 3.250%, 10/22/30 (144A)	689,000	739,917
5.250%, 01/16/50	1,357,000	1,786,328
Senegal Government International Bonds 6.250%, 05/23/33	895,000	920,210
6.750%, 03/13/48	2,204,000	2,158,377
Sri Lanka Government International Bonds 6.200%, 05/11/27	1,240,000	623,546
6.850%, 11/03/25	1,370,000	702,372
7.550%, 03/28/30	214,000	105,930
7.850%, 03/14/29	2,333,000	1,169,160
Thailand Government Bond 2.875%, 12/17/28 (THB)	92,220,000	2,969,857
Turkey Government International Bonds 4.750%, 01/26/26	1,231,000	1,128,372
4.875%, 04/16/43	5,286,000	4,044,847
Ukraine Government International Bonds
Zero Coupon, 05/31/40 (f)	3,090,000	2,808,810
6.750%, 06/20/26 (144A) (EUR)	442,000	477,744
6.876%, 05/21/29 (144A)	1,073,000	947,942
7.375%, 09/25/32	1,234,000	1,098,581
7.750%, 09/01/24	5,380,000	5,209,024
7.750%, 09/01/26	1,945,000	1,851,679
9.750%, 11/01/28	320,000	322,938
United Kingdom Gilt 1.250%, 10/22/41 (GBP)	4,080,000	5,574,363
1.250%, 07/31/51 (GBP)	1,313,596	1,822,648
1.500%, 07/31/53 (GBP)	388,702	580,929
1.750%, 09/07/37 (GBP)	4,413,590	6,474,444
Uruguay Government International Bonds 4.375%, 01/23/31	676,097	778,363
4.975%, 04/20/55	592,005	776,272
Zambia Government International Bond 8.970%, 07/30/27	4,053,000	3,124,863

		459,781,705

Total Foreign Government (Cost $488,742,233)		462,528,943

Corporate Bonds & Notes—29.9%

Aerospace/Defense—0.5%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	1,000,000	1,018,750

Aerospace/Defense—(Continued)
Embraer Netherlands Finance B.V. 5.400%, 02/01/27	1,342,000	1,397,357
6.950%, 01/17/28 (144A)	802,000	885,408
6.950%, 01/17/28	396,000	437,184
TransDigm, Inc. 6.250%, 03/15/26 (144A)	570,000	592,444

		4,331,143

Agriculture—0.5%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	1,100,000	1,390,246
BAT International Finance plc 6.000%, 11/24/34 (GBP)	305,000	507,218
British American Tobacco plc 3.000%, 5Y EUR Swap + 3.372%, 09/27/26 (EUR) (f)	995,000	1,110,627
Imperial Brands Finance Netherlands B.V. 1.750%, 03/18/33 (EUR)	1,001,000	1,110,876

		4,118,967

Airlines—0.0%
Deutsche Lufthansa AG 2.875%, 02/11/25 (EUR)	200,000	228,232

Apparel—0.1%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	915,000	1,062,562

Auto Manufacturers—0.5%
BMW Finance NV 1.000%, 08/29/25 (EUR)	935,000	1,102,057
Harley-Davidson Financial Services, Inc. 3.350%, 06/08/25 (144A)	401,000	420,093
Volkswagen International Finance NV 0.875%, 09/22/28 (EUR)	800,000	935,555
1.875%, 03/30/27 (EUR)	600,000	732,338
Volkswagen Leasing GmbH 1.125%, 04/04/24 (EUR)	780,000	908,973

		4,099,016

Auto Parts & Equipment—0.2%
Schaeffler AG 2.750%, 10/12/25 (EUR)	700,000	844,767
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	800,000	909,798

		1,754,565

Banks—6.1%
Banco Bilbao Vizcaya Argentaria S.A. 1.000%, 06/21/26 (EUR)	900,000	1,049,159
5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (f)	1,200,000	1,449,879
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	852,000	798,759
Banco Santander S.A. 1.125%, 06/23/27 (EUR)	900,000	1,052,623
6.750%, 5Y EUR Swap + 6.803%, 04/25/22 (EUR) (f)	900,000	1,046,423

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bangkok Bank PCL 3.733%, 5Y H15 + 1.900%, 09/25/34 (144A) (f)	955,000	$975,055
Bank Hapoalim BM 3.255%, 5Y H15 + 2.155%, 01/21/32 (144A) (f)	957,000	947,430
Bank of America Corp. 1.776%, 3M EURIBOR + 1.200%, 05/04/27 (EUR) (f)	1,464,000	1,761,412
BNP Paribas S.A. 3.375%, 01/23/26 (GBP)	795,000	1,143,972
CaixaBank S.A. 0.375%, 3M EURIBOR + 0.850%, 11/18/26 (EUR) (f)	1,000,000	1,131,760
Citigroup, Inc. 1.500%, 3M EURIBOR + 1.074%, 07/24/26 (EUR) (f)	1,290,000	1,530,859
1.750%, 10/23/26 (GBP)	605,000	818,193
Commonwealth Bank of Australia 1.936%, 5Y EUR Swap + 1.450%, 10/03/29 (EUR) (f)	955,000	1,128,453
Cooperatieve Rabobank UA 3.250%, 5Y EUR Swap + 3.702%, 12/29/26 (EUR) (f)	400,000	466,506
4.375%, 5Y EUR Swap + 4.679%, 06/29/27 (EUR) (f)	600,000	751,410
4.625%, 05/23/29 (GBP)	625,000	980,243
Credit Suisse Group AG 1.250%, 1Y EUR Swap + 0.750%, 07/17/25 (EUR) (f)	1,265,000	1,471,310
2.750%, 08/08/25 (GBP)	535,000	745,320
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (f)	1,003,000	1,083,240
Danske Bank A/S 0.750%, 1M EURIBOR ICE Swap + 0.880%, 06/09/29 (EUR) (f)	1,175,000	1,325,146
Deutsche Bank AG 3.875%, 02/12/24 (GBP)	800,000	1,129,393
Dexia Credit Local S.A. 0.625%, 02/03/24 (EUR)	3,000,000	3,482,033
DNB Boligkreditt 0.625%, 06/19/25 (EUR)	433,000	505,510
Goldman Sachs Group, Inc. (The) 1.250%, 05/01/25 (EUR)	900,000	1,050,993
3.375%, 03/27/25 (EUR)	400,000	501,693
HSBC Holdings plc 6.000%, 5Y EUR Swap + 5.338%, 09/29/23 (EUR) (f)	1,414,000	1,738,626
6.375%, 5Y USD ICE Swap + 4.368%, 03/30/25 (f)	891,000	961,639
ING Groep NV 3.000%, 02/18/26 (GBP)	1,100,000	1,566,760
6.500%, 5Y USD Swap + 4.446%, 04/16/25 (c) (f)	201,000	218,939
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (f)	3,290,000	3,544,975
6.875%, 5Y USD ICE Swap + 5.124%, 04/16/22 (f)	204,000	207,060
Intesa Sanpaolo S.p.A. 3.928%, 09/15/26 (EUR)	870,000	1,090,709
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (f)	1,400,000	1,639,756
Lloyds Banking Group plc 7.500%, 5Y USD Swap + 4.760%, 06/27/24 (f)	1,045,000	1,155,362
Morgan Stanley 0.406%, 3M EURIBOR + 0.698%, 10/29/27 (EUR) (f)	1,385,000	1,566,018
0.497%, 3M EURIBOR + 0.720%, 02/07/31 (EUR) (f)	500,000	550,672
1.342%, 3M EURIBOR + 0.834%, 10/23/26 (EUR) (f)	434,000	512,507
Natwest Group plc 2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (f)	900,000	1,064,695
2.544%, 3M LIBOR + 2.320%, 09/30/27 (f)	1,300,000	1,293,747

Banks—(Continued)
Societe Generale S.A. 7.875%, 5Y USD Swap + 4.979%, 12/18/23 (f)	1,060,000	1,159,375
Standard Chartered plc 1.639%, 3M LIBOR + 1.510%, 01/30/27 (144A) (f)	1,000,000	966,250
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (f)	880,000	983,400
Turkiye Vakiflar Bankasi TAO 6.500%, 01/08/26 (144A)	294,000	274,517
UniCredit S.p.A. 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (f)	1,205,000	1,392,929

		50,214,710

Beverages—0.1%
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	826,000	848,723

Biotechnology—0.1%
Grifols Escrow Issuer S.A. 3.875%, 10/15/28 (144A) (EUR)	390,000	445,512

Building Materials—0.1%
Cemex S.A.B. de C.V. 7.375%, 06/05/27 (144A)	267,000	293,970
Cemex S.A.B. de C.V. 5.450%, 11/19/29	640,000	685,600

		979,570

Chemicals—0.4%
Braskem Idesa SAPI 6.990%, 02/20/32 (144A) (c)	726,000	728,730
7.450%, 11/15/29	783,000	811,392
INEOS Quattro Finance 2 plc 2.500%, 01/15/26 (144A) (EUR)	940,000	1,062,163
Olympus Water U.S. Holding Corp. 3.875%, 10/01/28 (144A) (EUR)	198,000	225,986

		2,828,271

Commercial Services—0.7%
Autopistas del Sol S.A. 7.375%, 12/30/30	832,034	850,754
Bidvest Group UK plc 3.625%, 09/23/26 (144A)	660,000	655,974
Block, Inc. 2.750%, 06/01/26 (144A)	914,000	915,088
DP World plc 4.700%, 09/30/49	302,000	328,802
5.625%, 09/25/48	665,000	815,855
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	925,000	1,071,542
TransJamaican Highway, Ltd. 5.750%, 10/10/36 (144A)	758,010	755,736
Verisure Holding AB 3.250%, 02/15/27 (EUR)	585,000	663,573

		6,057,324

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.2%
CA Magnum Holdings 5.375%, 10/31/26 (144A)	680,000	$702,950
Kyndryl Holdings, Inc. 2.050%, 10/15/26 (144A)	679,000	661,128
Western Digital Corp. 2.850%, 02/01/29	142,000	143,367
3.100%, 02/01/32	346,000	348,526

		1,855,971

Diversified Financial Services—0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	849,000	866,662
Aircastle, Ltd. 2.850%, 01/26/28 (144A)	497,000	499,876
4.250%, 06/15/26	49,000	52,486
5.250%, 08/11/25 (144A)	480,000	527,811
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	214,000	219,387
4.375%, 01/30/24 (144A)	459,000	481,293
Intercorp Financial Services, Inc. 4.125%, 10/19/27	745,000	743,510
Lincoln Financing Sarl 3.625%, 04/01/24 (144A) (EUR)	206,000	235,938

		3,626,963

Electric—3.6%
Abu Dhabi National Energy Co. PJSC 4.000%, 10/03/49 (144A)	1,200,000	1,365,782
AES Andes S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (f)	457,000	465,226
AES Panama Generation Holdings SRL 4.375%, 05/31/30 (144A)	817,000	850,709
Alfa Desarrollo S.p.A. 4.550%, 09/27/51 (144A)	797,000	786,639
Cemig Geracao e Transmissao S.A. 9.250%, 12/05/24	837,000	937,306
Chile Electricity PEC S.p.A. Zero Coupon, 01/25/28 (144A) (c)	957,000	779,477
Colbun S.A. 3.950%, 10/11/27	200,000	211,000
4.500%, 07/10/24	422,000	444,581
Comision Federal de Electricidad 3.348%, 02/09/31 (144A) (c)	1,520,000	1,487,654
3.348%, 02/09/31	698,000	683,147
4.677%, 02/09/51 (144A)	485,000	455,294
5.000%, 09/29/36	790,000	820,525
EDP Finance B.V. 0.375%, 09/16/26 (EUR)	1,200,000	1,368,667
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	897,000	850,814
Enel Chile S.A. 4.875%, 06/12/28	760,000	837,900
Enel Finance International NV 0.500%, 06/17/30 (EUR)	1,580,000	1,763,385

Electric—(Continued)
Engie Energia Chile S.A. 3.400%, 01/28/30 (144A)	1,576,000	1,595,700
Eskom Holdings SOC, Ltd. 6.350%, 08/10/28	824,000	887,860
6.750%, 08/06/23	1,051,000	1,078,244
7.125%, 02/11/25 (144A)	286,000	295,295
7.125%, 02/11/25	2,061,000	2,127,983
8.450%, 08/10/28	888,000	954,831
Iberdrola International B.V. 1.450%, 5Y EUR Swap + 1.832%, 11/09/26 (EUR) (f)	700,000	796,950
Lamar Funding, Ltd. 3.958%, 05/07/25	1,772,000	1,762,732
Light Servicos de Eletricidade S.A./Light Energia S.A. 4.375%, 06/18/26	200,000	199,702
Minejesa Capital BV 5.625%, 08/10/37	360,000	376,200
NextEra Energy Capital Holdings, Inc. 1.900%, 06/15/28 (c)	267,000	264,185
SSE plc 0.875%, 09/06/25 (EUR)	1,005,000	1,169,987
8.375%, 11/20/28 (GBP)	695,000	1,316,206
Trinidad Generation UnLtd 5.250%, 11/04/27	962,000	976,440
Vattenfall AB 3.000%, 5Y EUR Swap + 2.511%, 03/19/77 (EUR) (f)	732,000	886,518
Zorlu Yenilenebilir Enerji AS 9.000%, 06/01/26 (144A)	1,211,000	996,798

		29,793,737

Electrical Components & Equipment—0.1%
Belden, Inc. 3.375%, 07/15/27 (EUR)	344,000	396,144

Energy-Alternate Sources—0.1%
Empresa Generadora de Electricidad Haina S.A. 5.625%, 11/08/28 (144A)	596,000	600,476

Engineering & Construction—0.5%
Aeropuerto Internacional de Tocumen S.A. 5.125%, 08/11/61 (144A)	404,000	422,689
Bioceanico Sovereign Certificate, Ltd.
Zero Coupon, 06/05/34 (144A)	904,459	678,797
Heathrow Funding, Ltd. 2.750%, 10/13/31 (GBP)	490,000	677,353
IHS Holding, Ltd. 5.625%, 11/29/26 (144A)	471,000	475,003
Rutas 2 and 7 Finance, Ltd.
Zero Coupon, 09/30/36 (144A)	650,000	477,750
State Agency of Roads of Ukraine 6.250%, 06/24/28 (144A)	1,144,000	989,560

		3,721,152

Food—0.2%
Mondelez International, Inc. 0.250%, 09/09/29 (144A) (EUR)	692,000	769,124

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
NBM US Holdings, Inc. 7.000%, 05/14/26	975,000	$1,022,541

		1,791,665

Food Service—0.1%
Elior Group S.A. 3.750%, 07/15/26 (EUR)	570,000	663,315

Forest Products & Paper—0.2%
Suzano Austria GmbH 3.750%, 01/15/31	1,123,000	1,141,260
WEPA Hygieneprodukte GmbH 2.875%, 12/15/27 (EUR)	570,000	614,875
2.875%, 12/15/27 (144A) (EUR)	197,000	212,510

		1,968,645

Gas—0.1%
Grupo Energia Bogota S.A. ESP 4.875%, 05/15/30 (144A)	501,000	539,828

Healthcare-Products—0.2%
Avantor Funding, Inc. 2.625%, 11/01/25 (144A) (EUR)	524,000	609,980
2.625%, 11/01/25 (EUR)	225,000	261,919
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/29 (144A)	685,000	682,582

		1,554,481

Healthcare-Services—0.1%
Centene Corp. 2.450%, 07/15/28	413,000	406,805
Tenet Healthcare Corp. 4.625%, 07/15/24 (c)	288,000	291,600

		698,405

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43	771,000	975,341

Insurance—0.7%
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (f)	700,000	966,902
CNP Assurances 2.500%, 3M EURIBOR + 3.650%, 06/30/51 (EUR) (f)	300,000	360,915
Credit Agricole Assurances S.A. 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (f)	600,000	821,291
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (f)	695,000	814,995
Nationwide Mutual Insurance Co. 9.375%, 08/15/39 (144A)	567,000	978,983
Principal Financial Group, Inc. 3.200%, 3M LIBOR + 3.044%, 05/15/55 (f)	300,000	297,368
Prudential Financial, Inc. 5.200%, 3M LIBOR + 3.040%, 03/15/44 (f)	642,000	668,562

Insurance—(Continued)
Voya Financial, Inc. 5.650%, 3M LIBOR + 3.580%, 05/15/53 (f)	589,000	608,879

		5,517,895

Internet—0.6%
Baidu, Inc. 1.625%, 02/23/27	473,000	460,187
3.075%, 04/07/25	284,000	294,531
Netflix, Inc. 3.625%, 05/15/27 (EUR)	300,000	392,009
4.625%, 05/15/29 (EUR)	492,000	698,784
Prosus NV 3.680%, 01/21/30 (144A)	1,951,000	2,007,892
Weibo Corp. 3.375%, 07/08/30 (c)	850,000	841,615

		4,695,018

Investment Companies—0.7%
Fund of National Welfare Samruk-Kazyna JSC 2.000%, 10/28/26 (144A) (c)	805,000	792,611
Huarong Finance Co., Ltd. 3.250%, 11/13/24	400,000	396,500
3.750%, 04/27/22	470,000	470,620
3.750%, 05/29/24	208,000	209,300
4.500%, 05/29/29	288,000	292,058
Huarong Finance II Co., Ltd. 4.625%, 06/03/26	616,000	634,400
4.875%, 11/22/26	294,000	304,367
5.000%, 11/19/25	234,000	242,775
JAB Holdings B.V. 1.000%, 12/20/27 (EUR)	900,000	1,039,646
MDGH GMTN RSC Ltd. 4.500%, 11/07/28	1,356,000	1,562,332

		5,944,609

Iron/Steel—0.1%
CSN Resources S.A. 4.625%, 06/10/31 (144A)	677,000	644,003

Leisure Time—0.3%
Carnival Corp. 4.000%, 08/01/28 (144A)	903,000	896,228
Carnival plc 1.000%, 10/28/29 (EUR)	798,000	681,392
Harley-Davidson, Inc. 3.500%, 07/28/25 (c)	693,000	730,828

		2,308,448

Lodging—0.1%
Las Vegas Sands Corp. 3.900%, 08/08/29 (c)	978,000	984,818
NH Hotel Group S.A. 4.000%, 07/02/26 (EUR)	142,000	160,616

		1,145,434

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—0.4%
Colfax Corp. 3.250%, 05/15/25 (EUR)	770,000	$881,887
Dover Corp. 0.750%, 11/04/27 (EUR)	1,150,000	1,321,935
TK Elevator Midco GmbH 4.375%, 07/15/27 (144A) (EUR)	1,000,000	1,175,501

		3,379,323

Media—0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 08/15/30 (144A)	162,000	165,757
4.500%, 06/01/33 (144A)	577,000	588,673
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.800%, 03/01/50	107,000	119,801
5.125%, 07/01/49	502,000	582,305
Discovery Communications LLC 4.650%, 05/15/50 (c)	181,000	212,332
5.200%, 09/20/47	613,000	759,855
5.300%, 05/15/49	264,000	330,537
DISH DBS Corp. 5.250%, 12/01/26 (144A)	654,000	664,323
5.750%, 12/01/28 (144A)	453,000	457,530
Globo Comunicacao e Participacoes S.A. 4.875%, 01/22/30 (144A)	421,000	408,901

		4,290,014

Mining—1.2%
Cia de Minas Buenaventura SAA 5.500%, 07/23/26 (144A)	857,000	836,432
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	1,605,000	1,622,613
3.150%, 01/14/30	369,000	376,157
3.750%, 01/15/31 (144A) (c)	203,000	216,221
Indonesia Asahan Aluminium Persero PT 5.800%, 05/15/50 (144A)	534,000	617,438
Nexa Resources S.A. 6.500%, 01/18/28	2,002,000	2,202,220
Stillwater Mining Co. 4.000%, 11/16/26 (144A) (c)	1,495,000	1,464,352
Vedanta Resources Finance II plc 13.875%, 01/21/24	908,000	962,480
Volcan Cia Minera SAA 4.375%, 02/11/26 (144A)	385,000	371,044
4.375%, 02/11/26	1,387,000	1,336,721

		10,005,678

Miscellaneous Manufacturing—0.0%
General Electric Co. 1.875%, 05/28/27 (EUR)	111,000	136,179

Oil & Gas—5.9%
BP Capital Markets plc 3.625%, 5Y EUR Swap + 4.120%, 03/22/29 (EUR) (f)	875,000	1,069,686

Oil & Gas—(Continued)
Continental Resources, Inc. 2.875%, 04/01/32 (144A)	635,000	621,192
5.750%, 01/15/31 (144A)	471,000	554,659
Devon Energy Corp. 5.600%, 07/15/41	985,000	1,235,507
Ecopetrol S.A. 6.875%, 04/29/30	1,526,000	1,703,413
7.375%, 09/18/43	1,645,000	1,813,629
Eni S.p.A. 3.375%, 5Y EUR Swap + 3.641%, 07/13/29 (EUR) (f)	935,000	1,116,019
Gran Tierra Energy International Holdings, Ltd. 6.250%, 02/15/25	705,000	642,396
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	355,000	322,606
7.750%, 05/23/27	252,000	229,005
KazMunayGas National Co. JSC 5.750%, 04/19/47	1,179,000	1,439,592
Kosmos Energy, Ltd. 7.500%, 03/01/28 (144A)	545,000	511,646
Leviathan Bond, Ltd. 6.125%, 06/30/25 (144A)	324,995	342,974
6.750%, 06/30/30 (144A)	531,793	570,518
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A) (c)	622,000	643,770
NAK Naftogaz Ukraine via Kondor Finance plc 7.375%, 07/19/22	2,001,000	1,955,065
7.625%, 11/08/26 (144A)	505,000	439,865
Oil and Gas Holding Co. BSCC (The) 7.500%, 10/25/27	2,486,000	2,689,096
7.625%, 11/07/24	1,079,000	1,162,622
Pertamina Persero PT 5.625%, 05/20/43	607,000	717,509
6.000%, 05/03/42	1,299,000	1,587,508
6.450%, 05/30/44	684,000	893,111
6.500%, 05/27/41	744,000	963,204
Petrobras Global Finance B.V. 7.375%, 01/17/27	1,915,000	2,229,060
8.750%, 05/23/26	888,000	1,078,920
Petroleos Mexicanos 5.950%, 01/28/31	666,000	647,169
6.500%, 03/13/27	2,524,000	2,692,704
6.700%, 02/16/32 (144A)	555,000	560,550
6.750%, 09/21/47	2,228,000	1,977,350
6.875%, 08/04/26	1,549,000	1,703,125
6.950%, 01/28/60	4,380,000	3,909,150
7.690%, 01/23/50	713,000	688,045
PTTEP Treasury Center Co., Ltd. 3.903%, 12/06/59 (144A) (c)	376,000	391,935
Qatar Energy 3.300%, 07/12/51 (144A)	977,000	1,005,693
SEPLAT Energy plc 7.750%, 04/01/26 (144A)	966,000	963,102
SierraCol Energy Andina LLC 6.000%, 06/15/28 (144A)	400,000	376,000
Sinopec Group Overseas Development, Ltd. 2.700%, 05/13/30	1,903,000	1,942,906
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	844,116

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Suncor Energy, Inc. 6.500%, 06/15/38	248,000	$339,106
6.850%, 06/01/39	252,000	362,660
Tengizchevroil Finance Co. International, Ltd. 3.250%, 08/15/30 (144A)	552,000	551,144
3.250%, 08/15/30	730,000	728,869
TotalEnergies SE 1.625%, 5Y EUR Swap + 1.993%, 10/25/27 (EUR) (f)	595,000	671,412
Tullow Oil plc 10.250%, 05/15/26 (144A)	1,440,000	1,454,962

		48,342,570

Packaging & Containers—0.4%
Ardagh Metal Packaging Finance USA LLC 2.000%, 09/01/28 (144A) (EUR)	945,000	1,062,433
3.250%, 09/01/28 (144A)	579,000	572,501
Klabin Austria GmbH 3.200%, 01/12/31 (144A)	535,000	495,549
3.200%, 01/12/31	465,000	430,711
Rimini Bidco S.p.A 5.250%, 3M EURIBOR + 5.250%, 12/14/26 (144A) (EUR) (f)	605,000	675,189

		3,236,383

Pharmaceuticals—0.4%
AbbVie, Inc. 0.750%, 11/18/27 (EUR)	1,145,000	1,323,772
Bayer AG 0.375%, 07/06/24 (EUR)	1,200,000	1,377,900
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (144A) (EUR)	153,000	177,064
Grifols S.A. 1.625%, 02/15/25 (144A) (EUR)	392,000	443,525

		3,322,261

Pipelines—0.6%
Energy Transfer L.P. 6.250%, 04/15/49 (c)	1,050,000	1,371,575
Oleoducto Central S.A. 4.000%, 07/14/27 (144A)	260,000	258,570
Peru LNG Srl 5.375%, 03/22/30	1,053,000	910,845
Southern Gas Corridor CJSC 6.875%, 03/24/26	454,000	521,483
Transportadora de Gas Internacional S.A. ESP 5.550%, 11/01/28	854,000	941,543
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A)	515,000	534,312

		4,538,328

Real Estate—0.6%
ADLER Group S.A. 3.250%, 08/05/25 (EUR)	900,000	888,371

Real Estate—(Continued)
Agile Group Holdings, Ltd. 5.500%, 05/17/26	215,000	125,775
Central China Real Estate, Ltd. 7.250%, 08/13/24	335,000	207,700
7.750%, 05/24/24	203,000	126,367
China Aoyuan Group, Ltd. 5.375%, 09/13/22	216,000	38,880
5.880%, 03/01/27	203,000	37,098
China SCE Group Holdings, Ltd. 6.000%, 02/04/26	203,000	163,348
7.000%, 05/02/25	225,000	182,300
Kaisa Group Holdings, Ltd. 9.950%, 07/23/25	275,000	70,812
10.500%, 01/15/25	205,000	52,788
11.650%, 06/01/26	275,000	70,194
KWG Group Holdings, Ltd. 6.000%, 08/14/26	202,000	139,380
7.400%, 01/13/27	225,000	156,375
Powerlong Real Estate Holdings, Ltd. 4.900%, 05/13/26	210,000	172,286
RKPF Overseas 2019 A, Ltd. 6.000%, 09/04/25	202,000	194,379
Ronshine China Holdings, Ltd. 7.100%, 01/25/25	423,000	160,740
8.100%, 06/09/23	295,000	109,150
Seazen Group, Ltd. 4.450%, 07/13/25	440,000	366,822
Shimao Group Holdings, Ltd. 5.200%, 01/16/27	380,000	229,900
Sunac China Holdings, Ltd. 5.950%, 04/26/24	202,000	129,280
6.500%, 01/26/26	240,000	148,200
Times China Holdings, Ltd. 5.750%, 01/14/27	203,000	137,532
6.200%, 03/22/26	200,000	135,050
6.750%, 07/08/25	225,000	153,225
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	200,000	222,395
Yango Justice International, Ltd. 7.500%, 04/15/24	320,000	73,600
7.500%, 02/17/25	203,000	46,690
8.250%, 11/25/23	300,000	69,000
Yuzhou Group Holdings Co., Ltd. 6.350%, 01/13/27	203,000	54,810
7.700%, 02/20/25	310,000	88,350
Zhenro Properties Group, Ltd. 6.630%, 01/07/26	203,000	128,702
7.350%, 02/05/25	235,000	148,696

		5,028,195

Real Estate Investment Trusts—0.5%
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	735,000	903,287
Digital Intrepid Holding B.V. 0.625%, 07/15/31 (EUR)	625,000	670,945
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	374,000	376,016

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Host Hotels & Resorts L.P. 2.900%, 12/15/31	699,000	$674,368
3.500%, 09/15/30 (c)	437,000	448,598
Vornado Realty L.P. 3.400%, 06/01/31	906,000	926,547

		3,999,761

Retail—0.1%
Dufry One B.V. 2.500%, 10/15/24 (EUR)	227,000	253,896
Stonegate Pub Co. Financing plc 8.250%, 07/31/25 (GBP)	340,000	466,420

		720,316

Software—0.0%
Fidelity National Information Services, Inc. 0.625%, 12/03/25 (EUR)	141,000	162,390
1.000%, 12/03/28 (EUR)	149,000	172,472

		334,862

Sovereign—0.2%
CBB International Sukuk Programme Co. SPC 4.500%, 03/30/27 (144A)	1,049,000	1,083,250
Hazine Mustesarligi Varlik Kiralama A/S 5.125%, 06/22/26 (144A)	458,000	437,161

		1,520,411

Telecommunications—0.9%
AT&T, Inc. 2.875%, 5M EURIBOR ICE Swap + 3.140%, 03/02/25 (EUR) (f)	400,000	455,969
CK Hutchison Group Telecom Finance S.A. 0.750%, 04/17/26 (EUR)	1,035,000	1,191,323
Deutsche Telekom International Finance B.V. 8.875%, 11/27/28 (GBP)	530,000	1,041,681
Digicel Group, Ltd. 10.000%, 04/01/24 (g)	1,829,006	1,829,006
Empresa Nacional de Telecomunicaciones S.A. 3.050%, 09/14/32	1,051,000	1,032,618
Lorca Telecom Bondco S.A. 4.000%, 09/18/27 (EUR)	575,000	665,275
Xiaomi Best Time International, Ltd. 2.875%, 07/14/31 (144A)	1,074,000	1,053,090

		7,268,962

Transportation—0.5%
Empresa de Transporte de Pasajeros Metro S.A. 3.650%, 05/07/30 (144A)	200,000	212,250
5.000%, 01/25/47	200,000	233,000
FedEx Corp. 0.450%, 05/04/29 (EUR)	924,000	1,034,383
Lima Metro Line 2 Finance, Ltd. 5.875%, 07/05/34	1,578,555	1,814,327

Transportation—(Continued)
MV24 Capital B.V. 6.748%, 06/01/34 (144A)	349,488	360,413
Transnet SOC, Ltd. 4.000%, 07/26/22	679,000	675,361

		4,329,734

Total Corporate Bonds & Notes (Cost $247,808,448)		245,863,102

U.S. Treasury & Government Agencies—3.2%

Agency Sponsored Mortgage-Backed—2.5%
Connecticut Avenue Securities Trust (CMO) 0.800%, SOFR30A + 0.750%, 10/25/41 (144A) (f)	60,069	60,069
0.900%, SOFR30A + 0.850%, 12/25/41 (144A) (f)	454,590	454,644
1.600%, SOFR30A + 1.550%, 10/25/41 (144A) (f)	66,676	66,756
1.700%, SOFR30A + 1.650%, 12/25/41 (144A) (f)	909,180	910,318
2.103%, 1M LIBOR + 2.000%, 07/25/39 (144A) (f)	33,731	33,763
2.202%, 1M LIBOR + 2.100%, 09/25/39 (144A) (f)	109,348	109,507
2.203%, 1M LIBOR + 2.100%, 10/25/39 (144A) (f)	103,858	104,088
2.253%, 1M LIBOR + 2.150%, 09/25/31 (144A) (f)	502,557	504,480
2.403%, 1M LIBOR + 2.300%, 08/25/31 (144A) (f)	477,594	479,567
2.502%, 1M LIBOR + 2.400%, 04/25/31 (144A) (f)	901,252	904,971
Fannie Mae Connecticut Avenue Securities (CMO) 2.203%, 1M LIBOR + 2.100%, 03/25/31 (f)	2,011,766	2,027,502
2.353%, 1M LIBOR + 2.250%, 07/25/30 (f)	2,112,806	2,136,670
2.502%, 1M LIBOR + 2.400%, 05/25/30 (f)	2,040,996	2,073,474
10.353%, 1M LIBOR + 10.250%, 01/25/29 (f)	477,750	535,631
Freddie Mac STACR Trust (CMO) 0.850%, SOFR30A + 0.800%, 10/25/41 (144A) (f)	71,248	71,183
1.000%, SOFR30A + 0.950%, 12/25/41 (144A) (f)	454,641	453,740
1.550%, SOFR30A + 1.500%, 10/25/41 (144A) (f)	675,847	675,441
1.700%, SOFR30A + 1.650%, 01/25/34 (144A) (f)	278,433	279,625
2.053%, 1M LIBOR + 1.950%, 10/25/49 (144A) (f)	98,075	98,365
2.153%, 1M LIBOR + 2.050%, 07/25/49 (144A) (f)	107,824	108,557
2.403%, 1M LIBOR + 2.300%, 10/25/48 (144A) (f)	2,000,000	2,023,207
2.453%, 1M LIBOR + 2.350%, 02/25/49 (144A) (f)	304,770	307,267
2.753%, 1M LIBOR + 2.650%, 01/25/49 (144A) (f)	4,433,470	4,486,372
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.753%, 1M LIBOR + 2.650%, 12/25/29 (f)	556,795	570,732
5.253%, 1M LIBOR + 5.150%, 11/25/28 (f)	1,218,869	1,261,648

		20,737,577

U.S. Treasury—0.7%
U.S. Treasury Bond 2.000%, 11/15/41	5,485,000	5,547,563

Total U.S. Treasury & Government Agencies (Cost $26,149,482)		26,285,140

Asset-Backed Securities—2.1%

Asset-Backed - Other—2.0%
Balboa Bay Loan Funding Ltd. 1.341%, 3M LIBOR + 1.200%, 07/20/34 (144A) (f)	1,350,416	1,351,036
Black Diamond CLO, Ltd. 1.554%, 3M LIBOR + 1.430%, 07/23/32 (144A) (f)	2,121,980	2,121,152

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden 78 CLO, Ltd. 3.122%, 3M LIBOR + 3.000%, 04/17/33 (144A) (f)	272,928	$273,080
Elmwood CLO IX, Ltd. 1.269%, 3M LIBOR + 1.130%, 07/20/34 (144A) (f)	563,280	562,959
Flatiron CLO 21, Ltd. 1.261%, 3M LIBOR + 1.110%, 07/19/34 (144A) (f)	1,562,322	1,557,043
3.051%, 3M LIBOR + 2.900%, 07/19/34 (144A) (f)	3,625,000	3,619,461
Neuberger Berman CLO Ltd. 1.242%, 3M LIBOR + 1.130%, 07/17/35 (144A) (f)	1,374,102	1,373,583
Octagon Investment Partners, Ltd. 3.224%, 3M LIBOR + 3.100%, 01/24/33 (144A) (f)	1,509,124	1,522,623
OZLM, Ltd. 1.674%, 3M LIBOR + 1.550%, 04/15/31 (144A) (f)	3,000,000	2,988,015
Pikes Peak CLO 1.322%, 3M LIBOR + 1.170%, 07/20/34 (144A) (f)	968,631	968,385
Regatta XXIV Funding, Ltd. 3.189%, 3M LIBOR + 3.100%, 01/20/35 (144A) (f)	250,000	249,003

		16,586,340

Asset-Backed - Student Loan—0.1%
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	548,158	540,729

Total Asset-Backed Securities (Cost $17,096,278)		17,127,069

Mortgage-Backed Securities—2.0%

Collateralized Mortgage Obligations—1.8%
Bellemeade Re, Ltd. 1.050%, SOFR30A + 1.000%, 09/25/31 (144A) (f)	470,651	466,011
1.702%, 1M LIBOR + 1.600%, 07/25/29 (144A) (f)	654,390	654,391
2.602%, 1M LIBOR + 2.500%, 10/25/29 (144A) (f)	228,716	228,197
2.702%, 1M LIBOR + 2.600%, 06/25/30 (144A) (f)	14,195	14,196
2.952%, 1M LIBOR + 2.850%, 10/25/29 (144A) (f)	486,000	483,627
3.202%, 1M LIBOR + 3.100%, 04/25/29 (144A) (f)	750,000	757,506
Eagle RE Ltd. 2.100%, SOFR30A + 2.050%, 04/25/34 (144A) (f)	277,454	277,768
Home Re, Ltd. 3.352%, 1M LIBOR + 3.250%, 05/25/29 (144A) (f)	1,600,000	1,608,187
5.352%, 1M LIBOR + 5.250%, 10/25/30 (144A) (f)	1,300,000	1,331,583
Mortgage Insurance-Linked Notes 1.950%, SOFR30A + 1.900%, 02/25/34 (144A) (f)	642,437	642,437
3.002%, 1M LIBOR + 2.900%, 11/26/29 (144A) (f)	1,334,366	1,334,371
Oaktown Re III, Ltd. 2.652%, 1M LIBOR + 2.550%, 07/25/29 (144A) (f)	1,500,000	1,488,850
PMT Credit Risk Transfer Trust 2.452%, 1M LIBOR + 2.350%, 02/27/23† (144A) (f)	1,018,185	1,017,855
2.802%, 1M LIBOR + 2.700%, 10/27/22 (144A) (f)	34,096	34,106
2.852%, 1M LIBOR + 2.750%, 05/27/23 (144A) (f)	349,769	346,595
Radnor RE, Ltd. 2.802%, 1M LIBOR + 2.700%, 03/25/28 (144A) (f)	1,600,000	1,600,001
3.303%, 1M LIBOR + 3.200%, 02/25/29 (144A) (f)	2,751,041	2,774,502

		15,060,183

Commercial Mortgage-Backed Securities—0.2%
BFLD Trust 1.710%, 1M LIBOR + 1.600%, 06/15/38 (144A) (f)	310,000	309,814
JPMorgan Chase Commercial Mortgage Securities Trust 4.363%, 12/15/47 (144A) (f)	1,500,000	1,191,671

		1,501,485

Total Mortgage-Backed Securities (Cost $15,520,641)		16,561,668

Short-Term Investment—4.8%

Foreign Government—1.4%
Japan Treasury Bills Zero Coupon, 02/14/22 (JPY) (d)	514,450,000	4,472,873
Zero Coupon, 02/21/22 (JPY) (d)	775,350,000	6,741,413

		11,214,286

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $27,308,169; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $27,854,394.	27,308,169	27,308,169

Total Short-Term Investments (Cost $38,621,320)		38,522,455

Securities Lending Reinvestments (h)—0.6%

Repurchase Agreements—0.3%
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $1,100,005; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $1,100,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $1,122,005.	1,100,000	1,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.020%, due on 01/03/22 with a maturity value of $325,137; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $331,639.	325,137	325,137

		2,525,137

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 0.030% (i)	500,000	$500,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (i)	750,000	750,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (i)	750,000	750,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (i)	100,000	100,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (i)	500,000	500,000

		2,600,000

Total Securities Lending Reinvestments (Cost $5,125,137)		5,125,137

Total Investments—98.8% (Cost $839,063,539)		812,013,514
Other assets and liabilities (net)—1.2%		10,235,869

Net Assets—100.0%		$822,249,383

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $1,017,855, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)	Principal amount of security is adjusted for inflation.
(c)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $14,576,491 and the collateral received consisted of cash in the amount of $5,125,137 and non-cash collateral with a value of $9,976,769. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	The rate shown represents current yield to maturity.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $168,290,170, which is 20.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
PMT Credit Risk Transfer Trust, 2.452%, 02/27/23	02/11/20	$1,018,185	$1,018,185	$1,017,855

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,354,767	UBSA	02/10/22	USD	1,067,047	$3,894
COP	1,920,057,812	BNP	01/21/22	USD	489,842	(18,569)
COP	2,760,358,816	CBNA	01/21/22	USD	707,784	(30,262)
COP	863,351,037	JPMC	01/21/22	USD	220,411	(8,504)
COP	2,283,229,177	JPMC	01/21/22	USD	584,993	(24,581)
EUR	3,687,177	SCB	02/10/22	USD	4,183,215	17,746
EUR	399,815	SSBT	02/10/22	USD	455,752	(225)
EUR	849,152	SSBT	02/10/22	USD	959,547	7,929
EUR	116,279	SSBT	02/10/22	USD	131,092	1,390
EUR	381,424	SSBT	02/10/22	USD	431,469	3,105
EUR	519,803	SSBT	02/10/22	USD	588,522	3,712
EUR	871,547	SSBT	02/10/22	USD	984,015	8,978
EUR	3,273,024	UBSA	02/10/22	USD	3,803,195	(74,096)
GBP	347,198	SSBT	01/14/22	USD	470,974	(1,034)
JPY	134,635,035	CBNA	02/09/22	USD	1,182,748	(12,012)
KRW	6,457,613,065	CBNA	01/20/22	USD	5,420,189	10,056
KRW	5,687,601,216	SCB	01/20/22	USD	4,773,079	9,658
MXN	72,081,603	MSCS	01/13/22	USD	3,507,347	7,885

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	73,502,433	NWM	01/13/22	USD	3,583,387	$1,136
MXN	18,038,111	SSBT	01/13/22	USD	878,196	1,476
MXN	33,746,059	SSBT	01/13/22	USD	1,644,729	979
ZAR	87,267,375	BOA	01/25/22	USD	5,515,084	(54,896)

Contracts to Deliver
AUD	1,978,884	HSBCU	02/08/22	USD	1,445,733	5,853
AUD	3,751,674	JPMC	02/08/22	USD	2,787,319	57,519
AUD	1,982,911	MSCS	02/08/22	USD	1,454,651	11,841
AUD	22,387,880	SSBT	02/08/22	USD	16,556,464	266,549
AUD	109,332	SSBT	02/08/22	USD	80,854	1,302
CAD	13,548,586	MSCS	02/10/22	USD	10,764,025	53,739
CAD	1,895,314	MSCS	02/10/22	USD	1,505,781	7,518
CAD	130,726	SSBT	02/10/22	USD	103,902	562
CNY	37,446	UBSA	02/17/22	USD	5,839	(15)
COP	9,147,090,435	UBSA	01/21/22	USD	2,370,327	125,198
EUR	2,459,990	MSCS	02/10/22	USD	2,846,007	43,233
EUR	596,322	NWM	02/10/22	USD	673,702	(5,714)
EUR	159,143,770	SSBT	02/10/22	USD	184,210,394	2,890,942
EUR	9,927,233	SSBT	02/10/22	USD	11,324,192	13,662
EUR	1,312,175	SSBT	02/10/22	USD	1,524,061	29,042
EUR	306,164	SSBT	02/10/22	USD	354,388	5,562
EUR	284,651	SSBT	02/10/22	USD	330,629	6,314
EUR	194,763	SSBT	02/10/22	USD	226,106	4,204
EUR	120,787	SSBT	02/10/22	USD	138,630	1,012
EUR	115,959	SSBT	02/10/22	USD	131,413	(704)
EUR	59,358	SSBT	02/10/22	USD	68,700	1,071
EUR	154,378	SSBT	02/10/22	USD	174,624	(1,267)
EUR	105,253	SSBT	02/10/22	USD	119,447	(472)
EUR	98,587	SSBT	02/10/22	USD	111,304	(1,021)
GBP	18,605,173	SSBT	01/14/22	USD	25,237,952	55,407
GBP	432,541	SSBT	01/14/22	USD	575,698	(9,756)
GBP	80,683	SSBT	01/14/22	USD	109,446	240
GBP	358,608	SSBT	01/14/22	USD	473,816	(11,569)
IDR	49,486,181,576	HSBCU	01/27/22	USD	3,431,774	(34,535)
IDR	14,925,164,076	HSBCU	01/27/22	USD	1,035,032	(10,416)
JPY	10,057,890,147	CBNA	02/09/22	USD	88,357,022	897,328
JPY	70,984,962	MSCS	02/09/22	USD	628,585	11,326
JPY	775,633,002	SCB	02/09/22	USD	6,810,746	66,129
KRW	22,971,345,214	CBNA	01/20/22	USD	19,466,912	150,173
KRW	8,858,330	CBNA	01/20/22	USD	7,507	58
MXN	118,724,028	NWM	01/13/22	USD	5,814,305	24,442
MXN	70,764,547	NWM	01/13/22	USD	3,465,572	14,568
MXN	748,694	SSBT	01/13/22	USD	36,673	161
MYR	9,514,791	BBP	06/16/22	USD	2,243,525	(25,652)
NZD	6,608,131	MSCS	01/20/22	USD	4,592,235	67,067
RUB	332,257,776	BBP	03/02/22	USD	4,445,812	70,806
SGD	37,824	SSBT	01/14/22	USD	28,070	4
THB	94,869,947	SSBT	03/10/22	USD	2,819,315	(19,872)
ZAR	83,024,908	MSCS	01/25/22	USD	5,214,641	19,898

Net Unrealized Appreciation						$4,635,502

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/22	90	AUD	12,525,060	$18,664
Euro-Bund Futures	03/08/22	22	EUR	3,770,140	(78,920)
Japanese Government 10 Year Bond Futures	03/14/22	6	JPY	909,540,000	(28,186)
U.S. Treasury Long Bond Futures	03/22/22	77	USD	12,353,688	202,616
U.S. Treasury Note 10 Year Futures	03/22/22	149	USD	19,439,844	224,418
U.S. Treasury Note 5 Year Futures	03/31/22	296	USD	35,809,063	(381)
U.S. Treasury Ultra Long Bond Futures	03/22/22	24	USD	4,731,000	118,464
United Kingdom Long Gilt Bond Futures	03/29/22	10	GBP	1,249,000	(7,320)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/22/22	(24)	CAD	(3,422,880)	(51,833)
Euro-Bobl Futures	03/08/22	(133)	EUR	(17,720,920)	176,311
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(23)	USD	(3,368,063)	(48,009)

Net Unrealized Appreciation					$525,824

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Yr. IRS	1.555%	MSC	3M LIBOR	Pay	01/24/22	(4,426,000)	USD	(4,426,000)	$(40,055)	$(38,742)	$1,313

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPI	Maturity	2.348%	Maturity	02/22/51	USD	2,730,000	$(327,709)	$—	$(327,709)
Pay	3M NZDBB	Quarterly	2.503%	Semi-Annually	11/02/24	NZD	7,847,000	18,690	—	18,690
Pay	3M NZDBB	Quarterly	2.580%	Semi-Annually	11/01/24	NZD	2,933,000	11,311	—	11,311
Pay	7 Day CNRR	Quarterly	2.855%	Quarterly	11/22/24	CNY	26,130,000	66,276	—	66,276
Pay	7 Day CNRR	Quarterly	1.780%	Quarterly	05/06/25	CNY	40,620,000	(104,603)	—	(104,603)
Pay	7 Day CNRR	Quarterly	2.360%	Quarterly	07/01/25	CNY	50,360,000	14,223	—	14,223
Pay	7 Day CNRR	Quarterly	2.465%	Quarterly	12/01/26	CNY	37,030,000	26,238	—	26,238
Pay	7 Day CNRR	Quarterly	2.528%	Quarterly	09/15/26	CNY	38,340,000	44,415	—	44,415
Pay	7 Day CNRR	Quarterly	2.568%	Quarterly	07/20/25	CNY	79,220,000	109,991	—	109,991
Pay	7 Day CNRR	Quarterly	2.585%	Quarterly	08/03/25	CNY	41,560,000	60,061	—	60,061
Pay	7 Day CNRR	Quarterly	2.595%	Quarterly	11/02/25	CNY	40,400,000	62,133	—	62,133
Pay	7 Day CNRR	Quarterly	2.598%	Quarterly	07/16/25	CNY	79,300,000	121,271	—	121,271
Pay	7 Day CNRR	Quarterly	2.600%	Quarterly	09/29/25	CNY	40,730,000	63,102	—	63,102
Pay	7 Day CNRR	Quarterly	2.605%	Quarterly	02/04/25	CNY	25,990,000	38,238	—	38,238
Pay	7 Day CNRR	Quarterly	2.800%	Quarterly	02/01/26	CNY	47,100,000	133,122	—	133,122
Pay	7 Day CNRR	Quarterly	2.983%	Quarterly	01/06/25	CNY	69,210,000	219,094	—	219,094
Pay	6M EURIBOR	Semi-Annually	(0.017)%	Semi-Annually	09/30/50	EUR	3,800,000	(601,587)	—	(601,587)
Pay	6M EURIBOR	Semi-Annually	(0.043)%	Semi-Annually	11/10/50	EUR	3,820,000	(637,196)	—	(637,196)
Receive	3M LIBOR	Semi-Annually	1.854%	Quarterly	02/22/51	USD	4,310,000	(128,294)	—	(128,294)
Receive	6M EURIBOR	Annually	0.022%	Semi-Annually	11/10/50	EUR	3,820,000	559,316	28,654	530,662
Receive	6M EURIBOR	Annually	0.122%	Semi-Annually	09/30/50	EUR	3,800,000	437,087	—	437,087

Totals								$185,179	$28,654	$156,525

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.36.V1	(1.000%)	Quarterly	12/20/26	1.873%	USD	10,960,000	$442,514	$346,080	$96,434
CDX.NA.HY.37.V1	(5.000%)	Quarterly	12/20/26	2.930%	USD	25,350,000	(2,331,321)	(2,255,863)	(75,458)
ITRX.EUR.XOVER 36	(5.000%)	Quarterly	12/20/26	2.421%	EUR	5,500,000	(742,315)	(652,874)	(89,441)

Totals							$(2,631,122)	$(2,562,657)	$(68,465)

Centrally Cleared Credit Default Swaps on Sovereign Issues — Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, due 01/15/30	1.000%	Quarterly	12/20/26	5.670%	USD	1,040,000	$(198,456)	$(216,627)	$18,171

OTC Credit Default Swaps on Credit Indices — Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	52.628%	USD	946,146	$(264,710)	$(78,551)	$(186,159)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	52.628%	USD	1,419,718	(397,205)	(117,275)	(279,930)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	52.628%	USD	10,929,133	(3,057,723)	(929,989)	(2,127,734)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	52.628%	USD	946,146	(264,710)	(78,176)	(186,534)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	52.628%	USD	473,572	(132,495)	(39,119)	(93,376)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	52.628%	USD	4,051,342	(1,133,474)	(410,779)	(722,695)

Totals								$(5,250,317)	$(1,653,889)	$(3,596,428)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(MSCS)—	Morgan Stanley Capital Services LLC
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(CPI)—	Consumer Price Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(LIBOR)—	London Interbank Offered Rate
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ICE)—	Intercontinental Exchange, Inc.
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$462,528,943	$—	$462,528,943
Total Corporate Bonds & Notes*	—	245,863,102	—	245,863,102
Total U.S. Treasury & Government Agencies*	—	26,285,140	—	26,285,140
Total Asset-Backed Securities*	—	17,127,069	—	17,127,069
Total Mortgage-Backed Securities*	—	16,561,668	—	16,561,668
Total Short-Term Investments*	—	38,522,455	—	38,522,455
Securities Lending Reinvestments
Repurchase Agreements	—	2,525,137	—	2,525,137
Mutual Funds	2,600,000	—	—	2,600,000
Total Securities Lending Reinvestments	2,600,000	2,525,137	—	5,125,137
Total Investments	$2,600,000	$809,413,514	$—	$812,013,514

Collateral for Securities Loaned (Liability)	$—	$(5,125,137)	$—	$(5,125,137)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,980,674	$—	$4,980,674
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(345,172)	—	(345,172)
Total Forward Contracts	$—	$4,635,502	$—	$4,635,502

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$740,473	$—	$—	$740,473
Futures Contracts (Unrealized Depreciation)	(214,649)	—	—	(214,649)
Total Futures Contracts	$525,824	$—	$—	$525,824
Total Written Options at Value	$—	$(38,742)	$—	$(38,742)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,070,519	$—	$2,070,519
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,964,288)	—	(1,964,288)
Total Centrally Cleared Swap Contracts	$—	$106,231	$—	$106,231
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(5,250,317)	$—	$(5,250,317)
Total OTC Swap Contracts	$—	$(5,250,317)	$—	$(5,250,317)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$812,013,514
Cash denominated in foreign currencies (c)	728,604
Cash collateral (d)	10,194,056
Unrealized appreciation on forward foreign currency exchange contracts	4,980,674
Receivable for:
Investments sold	9,809,098
Fund shares sold	7,742
Principal paydowns	25,920
Interest	7,210,392
Variation margin on futures contracts	73,149
Interest on OTC swap contracts	10,621
Prepaid expenses	2,450

Total Assets	845,056,220
Liabilities
Written options at value (e)	38,742
OTC swap contracts at market value (f)	5,250,317
Unrealized depreciation on forward foreign currency exchange contracts	345,172
Collateral for securities loaned	5,125,137
Payables for:
Investments purchased	11,167,634
Fund shares redeemed	110
Variation margin on centrally cleared swap contracts	98,382
Interest on OTC swap contracts	9,192
Accrued Expenses:
Management fees	359,342
Distribution and service fees	2,326
Deferred trustees’ fees	62,054
Other expenses	348,429

Total Liabilities	22,806,837

Net Assets	$822,249,383

Net Assets Consist of:
Paid in surplus	$781,550,251
Distributable earnings (Accumulated losses)	40,699,132

Net Assets	$822,249,383

Net Assets
Class A	$811,031,203
Class B	11,218,180
Capital Shares Outstanding*
Class A	77,998,220
Class B	1,083,528
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.40
Class B	10.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $839,063,539.
(b)	Includes securities loaned at value of $14,576,491.
(c)	Identified cost of cash denominated in foreign currencies was $729,225.
(d)	Includes collateral of $1,309,461 for futures contracts, $3,746,795 for centrally cleared swap contracts and $5,137,800 for OTC swap contracts.
(e)	Premiums received on written options were $40,055.
(f)	Net premium received on OTC swap contracts was $1,653,889.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest (a)	$28,646,845
Securities lending income	11,781

Total investment income	28,658,626
Expenses
Management fees	4,639,651
Administration fees	51,255
Custodian and accounting fees	339,216
Distribution and service fees—Class B	21,776
Audit and tax services	87,257
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	19,277
Insurance	6,675
Miscellaneous	15,285

Total expenses	5,271,401
Less management fee waiver	(552)

Net expenses	5,270,849

Net Investment Income	23,387,777

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	19,821,370
Purchased options	(839,072)
Futures contracts	423,105
Written options	910,856
Swap contracts	(4,620,832)
Foreign currency transactions	(3,204,965)
Forward foreign currency transactions	20,343,973

Net realized gain (loss)	32,834,435

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(91,346,341)
Futures contracts	601,811
Written options	1,313
Swap contracts	4,218,611
Foreign currency transactions	(93,822)
Forward foreign currency transactions	12,095,004

Net change in unrealized appreciation (depreciation)	(74,523,424)

Net realized and unrealized gain (loss)	(41,688,989)

Net Increase (Decrease) in Net Assets From Operations	$(18,301,212)

(a)	Net of foreign withholding taxes of $96,339.
(b)	Includes change in foreign capital gains tax of $4,114.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,387,777	$24,857,438
Net realized gain (loss)	32,834,435	(13,452,776)
Net change in unrealized appreciation (depreciation)	(74,523,424)	32,704,250

Increase (decrease) in net assets from operations	(18,301,212)	44,108,912

From Distributions to Shareholders
Class A	(4,602,621)	(28,974,998)
Class B	(37,985)	(107,771)

Total distributions	(4,640,606)	(29,082,769)

Increase (decrease) in net assets from capital share transactions	(164,139,323)	(15,294,735)

Total increase (decrease) in net assets	(187,081,141)	(268,592)

Net Assets
Beginning of period	1,009,330,524	1,009,599,116

End of period	$822,249,383	$1,009,330,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,950,098	$20,642,694	136,344	$1,318,309
Reinvestments	438,345	4,602,621	2,912,060	28,974,998
Redemptions	(18,578,603)	(194,740,802)	(4,904,039)	(49,806,170)

Net increase (decrease)	(16,190,160)	$(169,495,487)	(1,855,635)	$(19,512,863)

Class B
Sales	576,879	$6,025,614	430,707	$4,426,223
Reinvestments	3,628	37,985	10,842	107,771
Redemptions	(68,013)	(707,435)	(31,183)	(315,866)

Net increase (decrease)	512,494	$5,356,164	410,366	$4,218,128

Increase (decrease) derived from capital shares transactions		$(164,139,323)		$(15,294,735)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$10.65		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.27		0.26	0.19
Net realized and unrealized gain (loss)	(0.47)		0.21	0.30

Total income (loss) from investment operations	(0.20)		0.47	0.49

Less Distributions
Distributions from net investment income	(0.01)		(0.23)	0.00
Distributions from net realized capital gains	(0.04)		(0.08)	0.00

Total distributions	(0.05)		(0.31)	0.00

Net Asset Value, End of Period	$10.40		$10.65	$10.49

Total Return (%) (c)	(1.83)		4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58		0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.58		0.57	0.59	(e)
Ratio of net investment income (loss) to average net assets (%)	2.58		2.56	2.69	(e)
Portfolio turnover rate (%)	98		106	68	(d)
Net assets, end of period (in millions)	$811.0		$1,003.3	$1,007.9

	Class B
	Year Ended December 31,
	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$10.62		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.25		0.23	0.18
Net realized and unrealized gain (loss)	(0.48)		0.21	0.31

Total income (loss) from investment operations	(0.23)		0.44	0.49

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.23)	0.00
Distributions from net realized capital gains	(0.04)		(0.08)	0.00

Total distributions	(0.04)		(0.31)	0.00

Net Asset Value, End of Period	$10.35		$10.62	$10.49

Total Return (%) (c)	(2.12)		4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83		0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.83		0.82	0.84	(e)
Ratio of net investment income (loss) to average net assets (%)	2.38		2.29	2.55	(e)
Portfolio turnover rate (%)	98		106	68	(d)
Net assets, end of period (in millions)	$11.2		$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $27,308,169. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,525,137. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(2,824,587)	$—	$—	$—	$(2,824,587)
Foreign Government	(2,300,550)	—	—	—	(2,300,550)
Total Borrowings	$(5,125,137)	$—	$—	$—	$(5,125,137)
Gross amount of recognized liabilities for securities lending transactions					$(5,125,137)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

BHFTI-29

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,955,914	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,799,389
	Unrealized appreciation on futures contracts (b) (c)	740,473	Unrealized depreciation on futures contracts (b) (c)	214,649
			Written options at value	38,742
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	114,605	OTC swap contracts at market value (d)	5,250,317
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	164,899
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,980,674	Unrealized depreciation on forward foreign currency exchange contracts	345,172

Total		$7,791,666		$7,813,168

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $10,621 and OTC swap interest payable of $9,192.

BHFTI-31

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$70,806	$(25,652)	$—	$45,154
Citibank N.A.	1,057,615	(42,274)	—	1,015,341
HSBC Bank USA	5,853	(5,853)	—	—
JPMorgan Chase Bank N.A.	57,519	(57,519)	—	—
Morgan Stanley Capital Services LLC	222,507	—	—	222,507
NatWest Markets plc	40,146	(5,714)	—	34,432
Standard Chartered Bank	93,533	—	—	93,533
State Street Bank and Trust Co.	3,303,603	(45,920)	—	3,257,683
UBS AG	129,092	(74,111)	—	54,981

	$4,980,674	$(257,043)	$—	$4,723,631

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$54,896	$—	$—	$54,896
Barclays Bank plc	25,652	(25,652)	—	—
BNP Paribas S.A.	18,569	—	—	18,569
Citibank N.A.	42,274	(42,274)	—	—
Citigroup Global Markets, Inc.	3,719,638	—	(3,663,200)	56,438
Goldman Sachs International	264,710	—	(239,900)	24,810
HSBC Bank USA	44,951	(5,853)	—	39,098
JPMorgan Chase Bank N.A.	1,299,054	(57,519)	(1,234,700)	6,835
Morgan Stanley & Co.	38,742	—	—	38,742
NatWest Markets plc	5,714	(5,714)	—	—
State Street Bank and Trust Co.	45,920	(45,920)	—	—
UBS AG	74,111	(74,111)	—	—

	$5,634,231	$(257,043)	$(5,137,800)	$239,388

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(839,072)	$—	$(839,072)
Forward foreign currency transactions	—	—	20,343,973	20,343,973
Swap contracts	213,146	(4,833,978)	—	(4,620,832)
Futures contracts	423,105	—	—	423,105
Written options	71,783	839,073	—	910,856

	$708,034	$(4,833,977)	$20,343,973	$16,218,030

BHFTI-32

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$12,095,004	$12,095,004
Swap contracts	(176,660)	4,395,271	—	4,218,611
Futures contracts	601,811	—	—	601,811
Written options	1,313	—	—	1,313

	$426,464	$4,395,271	$12,095,004	$16,916,739

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	61,134,000
Forward foreign currency transactions	545,348,642
Futures contracts long	110,352,920
Futures contracts short	(45,405,449)
Swap contracts	209,115,905
Written options	(129,442,286)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

BHFTI-33

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR.

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$124,305,207	$737,189,574	$154,817,052	$850,702,539

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,639,651	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over$1.5 billion

An identical agreement was in place for the period November 1, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$844,906,038

Gross unrealized appreciation	29,835,213
Gross unrealized (depreciation)	(62,721,716)

Net unrealized appreciation (depreciation)	$(32,886,503)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$4,640,606	$29,082,769	$—	$—	$4,640,606	$29,082,769

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$68,109,420	$5,533,526	$(32,881,751)	$—	$40,761,195

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate

BHFTI-36

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-37

Brighthouse Funds Trust I

AB International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AB International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the two years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the AB International Bond Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-38

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017(Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-40

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-41

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-42

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

AB International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and since inception (beginning April 29, 2019) periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index, for the one-year and since-inception periods ended October 31, 2021. The Board also considered that the Portfolio outperformed its blended index, Bloomberg Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%), for the one-year period ended October 31, 2021 and underperformed its blended index for the since-inception period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median and above the Sub-advised Expense Universe median. The Board considered that the total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-43

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 12.55% and 12.14%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT/ CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Strong performance within the underlying fixed income funds, and an overweight to high yield bonds and U.S. large cap equity, and an underweight to foreign developed bonds contributed to the outperformance.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest relative detractor was the AFIS Growth Fund, which underperformed its benchmark by 6.4%. Negative security selection within the Information Technology (“IT”), Health Care, Industrials, and Communication Services sectors were the leading detractors as was an overweight to Communication Services and an allocation to cash. The American Funds Fundamental Investors Fund lost 5.8% versus its benchmark. Selection in Consumer Discretionary, Communication Services, and Materials weighed on results as did holding cash during the period. The AFIS Growth-Income Fund lagged its benchmark by 4.3%. Security selection and an underweight to the IT sector hurt results. Within Consumer Discretionary, an underweight to automobile companies was a drag on performance. Selection in Real Estate and an allocation to cash detracted on a relative basis.

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The international equity funds detracted from relative performance. During the period the AFIS International Fund underperformed it benchmark by 9.1%. Negative selection in Health Care, Financials, and IT, were the primary drivers to underperformance. At the industry level, selection in pharmaceutical companies, insurance companies, and IT services companies hurt results. Regionally, selection in the eurozone and emerging markets was weakest. The AFIS New World Fund was the largest relative detractor and underperformed its benchmark by 13.4%. Selection across the Financials, IT, Health Care, and Consumer Discretionary sectors drove the negative results. Regionally, selection and an overweight to emerging markets were meaningful detractors. An underweight to U.S. held back performance over the period. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 5.4%. Both security selection and allocation impacts were negative for the year. Overweight Health Care and underweight Energy and holding cash were notable detractors, as well as selection in IT and Communication Services. At the country level, an underweight to the U.S. and an overweight to China fared the worst. On a positive note, the American Funds International Growth and Income Fund outperformed its benchmark by 2.3%. Relative results benefited from selection in the IT sector where several of the fund’s semiconductor companies rose over the period as the global chip shortage persisted. An underweight to China and positive selection in Japan, Sweden, and the U.S. were among the leading relative contributors on a country basis.

Contribution from fixed income funds was positive during the period. The American Funds High-Income Trust Fund was the largest relative outperformer for the year and outperformed its benchmark by 3.5%. Security selection within the energy and consumer non-cyclical bond sectors were leading contributors to returns. From a bond quality perspective, positive returns were delivered from an exposure to bonds of B-rated issuers and an overweight allocation to CCC and below-rated bonds. The AFIS Bond Fund of America Fund outpaced its benchmark by 1.4%. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”), selection to investment grade corporate bonds and its duration posture were positive contributors. The American Funds U.S. Government Securities Fund outperformed its benchmark by 1.3%. An overweight allocation to TIPS and the funds shorter duration profile were key performance drivers.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	12.55	11.96	10.55
Class C	12.14	11.61	10.22
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
American Funds The Bond Fund of America (Class 1)	12.6
American Funds U.S. Government Securities Fund (Class R-6)	10.7
American Funds Growth-Income Fund (Class 1)	9.3
American Funds Growth Fund (Class 1)	8.7
American Funds International Growth & Income Fund (Class R-6)	8.6
American Funds Washington Mutual Investors Fund (Class 1)	8.4
American Funds Fundamental Investors Fund (Class R-6)	8.3
American Funds AMCAP Fund (Class R-6)	8.2
American Funds American Mutual Fund (Class R-6)	7.3
American Funds International Fund (Class 1)	6.3

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	50.1
Investment Grade Fixed Income	23.3
International Developed Market Equities	14.9
High Yield Fixed Income	4.0
Global Fixed Income	2.9
Global Equities	2.9
Emerging Market Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.68%	$1,000.00	$1,040.20	$3.50
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class C (a)	Actual	0.98%	$1,000.00	$1,038.80	$5.04
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	8,993,246	$416,387,279
American Funds American Mutual Fund (Class R-6)	6,982,697	371,200,158
American Funds Capital World Bond Fund (Class 1) (a)	12,645,134	149,086,125
American Funds Fundamental Investors Fund (Class R-6)	5,537,504	420,628,799
American Funds Growth Fund (Class 1)	3,450,824	440,256,189
American Funds Growth-Income Fund (Class 1)	7,011,480	472,223,182
American Funds High-Income Trust Fund (Class R-6) (a)	19,336,950	203,424,714
American Funds International Fund (Class 1) (a)	14,107,739	320,245,669
American Funds International Growth & Income Fund (Class R-6) (a)	11,065,782	434,774,579
American Funds New World Fund (Class 1)	3,112,473	99,070,004
American Funds SMALLCAP World Fund (Class R-6)	1,791,546	148,734,113
American Funds The Bond Fund of America (Class 1) (a)	57,159,376	640,756,604
American Funds U.S. Government Securities Fund (Class R-6)	38,453,014	542,956,555

Investment Company Securities—(Continued)
American Funds Washington Mutual Investors Fund (Class 1) (a)	23,551,768	426,051,486

Total Mutual Funds (Cost $4,162,117,721)		5,085,795,456

Total Investments—100.1% (Cost $4,162,117,721)		5,085,795,456
Other assets and liabilities (net)—(0.1)%		(2,830,681)

Net Assets—100.0%		$5,082,964,775

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,085,795,456	$—	$—	$5,085,795,456
Total Investments	$5,085,795,456	$—	$—	$5,085,795,456

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$2,911,456,279
Affiliated investments at value (b)	2,174,339,177
Receivable for:
Investments sold	439,041
Affiliated investments sold	164,411
Fund shares sold	758,459
Dividends	1,301,264
Dividends on affiliated investments	865,886
Prepaid expenses	14,630

Total Assets	5,089,339,147
Liabilities
Payables for:
Investments purchased	1,301,264
Affiliated investments purchased	865,886
Fund shares redeemed	1,340,515
Accrued Expenses:
Management fees	244,675
Distribution and service fees	2,337,406
Deferred trustees’ fees	189,880
Other expenses	94,746

Total Liabilities	6,374,372

Net Assets	$5,082,964,775

Net Assets Consist of:
Paid in surplus	$3,537,153,357
Distributable earnings (Accumulated losses)	1,545,811,418

Net Assets	$5,082,964,775

Net Assets
Class B	$14,652,192
Class C	5,068,312,583
Capital Shares Outstanding*
Class B	1,232,276
Class C	430,089,791
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.89
Class C	11.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,205,473,367.
(b)	Identified cost of affiliated investments was $1,956,644,354.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying Portfolios	$12,486,857
Dividends from Affiliated Underlying Portfolios	60,237,733

Total investment income	72,724,590
Expenses
Management fees	2,896,783
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	34,704
Distribution and service fees—Class C	27,663,263
Audit and tax services	32,010
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	48,338
Insurance	34,960
Miscellaneous	30,313

Total expenses	30,889,851

Net Investment Income	41,834,739

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	209,273,245
Affiliated investments	172,531,022
Capital gain distributions from Underlying Portfolios	169,046,953
Capital gain distributions from affiliated investments	32,551,214

Net realized gain (loss)	583,402,434

Net change in unrealized appreciation (depreciation) on:
Investments	74,718,735
Affiliated investments	(119,517,471)

Net change in unrealized appreciation (depreciation)	(44,798,736)

Net realized and unrealized gain (loss)	538,603,698

Net Increase (Decrease) in Net Assets From Operations	$580,438,437

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$41,834,739	$40,887,683
Net realized gain (loss)	583,402,434	188,122,997
Net change in unrealized appreciation (depreciation)	(44,798,736)	430,325,192

Increase (decrease) in net assets from operations	580,438,437	659,335,872

From Distributions to Shareholders
Class B	(658,673)	(846,857)
Class C	(227,356,181)	(329,856,998)

Total distributions	(228,014,854)	(330,703,855)

Increase (decrease) in net assets from capital share transactions	(192,045,230)	(62,500,059)

Total increase (decrease) in net assets	160,378,353	266,131,958

Net Assets
Beginning of period	4,922,586,422	4,656,454,464

End of period	$5,082,964,775	$4,922,586,422

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	92,661	$1,062,347	135,063	$1,354,832
Reinvestments	58,084	658,673	90,476	846,857
Redemptions	(89,663)	(1,019,669)	(86,597)	(880,691)

Net increase (decrease)	61,082	$701,351	138,942	$1,320,998

Class C
Sales	12,474,207	$142,894,912	11,695,197	$115,676,533
Reinvestments	20,191,490	227,356,181	35,468,494	329,856,998
Redemptions	(49,102,569)	(562,997,674)	(51,530,227)	(509,354,588)

Net increase (decrease)	(16,436,872)	$(192,746,581)	(4,366,536)	$(63,821,057)

Increase (decrease) derived from capital shares transactions		$(192,045,230)		$(62,500,059)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.09	$10.39	$9.54	$10.67	$9.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.18	0.17	0.16
Net realized and unrealized gain (loss)	1.23	1.37	1.63	(0.54)	1.46

Total income (loss) from investment operations	1.36	1.50	1.81	(0.37)	1.62

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	(0.22)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.39)	(0.59)	(0.74)	(0.57)	(0.52)

Total distributions	(0.56)	(0.80)	(0.96)	(0.76)	(0.71)

Net Asset Value, End of Period	$11.89	$11.09	$10.39	$9.54	$10.67

Total Return (%) (b)	12.55	15.84	19.88	(3.95)	17.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.32	0.32	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.16	1.26	1.84	1.64	1.55
Portfolio turnover rate (%)	21	20	6	7	6
Net assets, end of period (in millions)	$14.7	$13.0	$10.7	$8.9	$9.7

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.00	$10.30	$9.46	$10.59	$9.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.09	0.15	0.14	0.12
Net realized and unrealized gain (loss)	1.21	1.38	1.62	(0.54)	1.46

Total income (loss) from investment operations	1.31	1.47	1.77	(0.40)	1.58

Less Distributions
Distributions from net investment income	(0.14)	(0.18)	(0.19)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.39)	(0.59)	(0.74)	(0.57)	(0.52)

Total distributions	(0.53)	(0.77)	(0.93)	(0.73)	(0.68)

Net Asset Value, End of Period	$11.78	$11.00	$10.30	$9.46	$10.59

Total Return (%) (b)	12.14	15.57	19.53	(4.31)	16.86

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.61	0.62	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%) (d)	0.83	0.91	1.49	1.36	1.22
Portfolio turnover rate (%)	21	20	6	7	6
Net assets, end of period (in millions)	$5,068.3	$4,909.6	$4,645.7	$4,279.2	$4,960.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.
Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,053,738,119	$0	$1,230,250,119

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$2,896,783	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$181,255,169	$17,963,602	$(35,101,748)	$1,793,892	$(16,824,790)	$149,086,125
American Funds Global Small Capitalization Fund (Class 1)	159,406,170	3,373,440	(168,393,270)	59,976,077	(54,362,417)	—
American Funds High-Income Trust Fund (Class R-6)	191,796,919	9,559,936	(5,204,025)	832,089	6,439,795	203,424,714
American Funds International Fund (Class 1)	313,842,662	40,697,727	(21,055,387)	4,865,743	(18,105,076)	320,245,669
American Funds International Growth & Income Fund (Class 1)	417,868,028	15,332,611	(440,202,115)	76,975,149	(69,973,673)	—
American Funds International Growth & Income Fund (Class R-6)	—	433,879,860	—	—	894,719	434,774,579

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
American Funds The Bond Fund of America (Class 1)	$540,703,832	$137,434,805	$(1,700,522)	$79,793	$(35,761,304)	$640,756,604
American Funds Washington Mutual Investors Fund (Class 1)	404,776,076	6,718,782	(81,626,926)	28,008,279	68,175,275	426,051,486

	$2,209,648,856	$664,960,763	$(753,283,993)	$172,531,022	$(119,517,471)	$2,174,339,177

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$3,849,350	$2,938,758	12,645,134
American Funds Global Small Capitalization Fund (Class 1)	3,316,920	—	—
American Funds High-Income Trust Fund (Class R-6)	—	9,393,777	19,336,950
American Funds International Fund (Class 1)	—	8,788,990	14,107,739
American Funds International Growth & Income Fund (Class 1)	—	1,464,039	—
American Funds International Growth & Income Fund (Class R-6)	—	20,451,918	11,065,782
American Funds The Bond Fund of America (Class 1)	25,384,944	10,481,469	57,159,376
American Funds Washington Mutual Investors Fund (Class 1)	—	6,718,782	23,551,768

	$32,551,214	$60,237,733

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$4,163,752,796

Gross unrealized appreciation	959,169,429
Gross unrealized (depreciation)	(37,126,769)

Net unrealized appreciation (depreciation)	$922,042,660

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$59,715,955	$76,643,668	$168,298,899	$254,060,187	$228,014,854	$330,703,855

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$59,873,142	$564,085,496	$922,042,660	$—	$1,546,001,298

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Balanced Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board noted that the Portfolio outperformed the Brighthouse Balanced AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 16.21% and 15.91%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 14.05%.

MARKET ENVIRONMENT/ CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. Strong performance within the underlying fixed income funds, and an overweight to high yield bonds and U.S. large and U.S. small cap equities, and an underweight to foreign developed bonds contributed to the outperformance.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest relative detractor was the AFIS Growth Fund, which underperformed its benchmark by 6.4%. Negative security selection within the Information Technology (“IT”), Health Care, Industrials, and Communication Services sectors were the leading detractors as was an overweight to Communication Services and an allocation to cash. The American Funds Fundamental Investors Fund lost 5.8% versus its benchmark. Selection in Consumer Discretionary, Communication Services, and Materials weighed on results as did holding cash during the period. The American Funds AMCAP Fund lagged its benchmark by 4.6%. The primary detractors to relative performance were selection in the IT and Consumer Discretionary sectors, and a cash allocation.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The international equity funds detracted from relative performance. During the period the AFIS International Fund underperformed it benchmark by 9.1%. Negative selection in Health Care, Financials, and IT, were the primary drivers to underperformance. At the industry level, selection in pharmaceutical companies, insurance companies, and IT services companies hurt results. Regionally, selection in the eurozone and emerging markets was weakest. The AFIS New World Fund was the largest relative detractor and underperformed its benchmark by 13.4%. Selection across the Financials, IT, Health Care, and Consumer Discretionary sectors drove the negative results. Regionally, selection and an overweight to emerging markets were meaningful detractors. An underweight to U.S. held back performance over the period. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 5.4%. Both security selection and allocation impacts were negative for the year. Overweight Health Care and underweight Energy and holding cash were notable detractors, as well as selection in IT and Communication Services. At the country level, an underweight to the U.S. and an overweight to China fared the worst. On a positive note, the American Funds International Growth and Income Fund outperformed its benchmark by 2.3%. Relative results benefited from selection in the IT sector where several of the fund’s semiconductor companies rose over the period as the global chip shortage persisted. An underweight to China and positive selection in Japan, Sweden, and the U.S. were among the leading relative contributors on a country basis.

Contribution from fixed income funds was positive during the period. The American Funds High-Income Trust Fund was the largest relative outperformer for the year and outperformed its benchmark by 3.5%. Security selection within the energy and consumer non-cyclical bond sectors were leading contributors to returns. From a bond quality perspective, positive returns were delivered from an exposure to bonds of B-rated issuers and an overweight allocation to CCC and below-rated bonds. The AFIS Bond Fund of America Fund outpaced its benchmark by 1.4%. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”), selection to investment grade corporate bonds and its duration posture were positive contributors. The American Funds U.S. Government Securities Fund outperformed its benchmark by 1.3%. An overweight allocation to TIPS and the funds shorter duration profile were key performance drivers.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	16.21	14.23	12.68
Class C	15.91	13.89	12.35
Dow Jones Moderately Aggressive Portfolio Index	14.05	12.03	10.67

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	11.7
American Funds Fundamental Investors Fund (Class R-6)	11.3
American Funds International Growth & Income Fund (Class R-6)	10.7
American Funds Growth Fund (Class 1)	10.6
American Funds Washington Mutual Investor Fund (Class 1)	10.4
American Funds Growth-Income Fund (Class 1)	10.3
American Funds American Mutual Fund (Class R-6)	9.4
American Funds International Fund (Class 1)	8.3
American Funds SMALLCAP World Fund (Class R-6)	4.8
American Funds The Bond Fund of America (Class 1)	3.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	63.7
International Developed Market Equities	19.0
Investment Grade Fixed Income	4.8
Global Equities	4.8
High Yield Fixed Income	3.0
Emerging Market Equities	2.9
Global Fixed Income	1.9

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.72%	$1,000.00	$1,049.20	$3.72
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C (a)	Actual	1.02%	$1,000.00	$1,048.00	$5.27
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	8,938,465	$413,850,919
American Funds American Mutual Fund (Class R-6)	6,240,610	331,750,850
American Funds Capital World Bond Fund (Class 1) (a)	5,796,775	68,343,980
American Funds Fundamental Investors Fund (Class R-6)	5,279,186	401,006,977
American Funds Growth Fund (Class 1)	2,942,158	375,360,484
American Funds Growth-Income Fund (Class 1)	5,398,886	363,614,940
American Funds High-Income Trust Fund (Class R-6)	9,947,180	104,644,336
American Funds International Fund (Class 1) (a)	12,909,534	293,046,416
American Funds International Growth & Income Fund (Class R-6) (a)	9,618,284	377,902,392
American Funds New World Fund (Class 1)	3,213,498	102,285,647
American Funds SMALLCAP World Fund (Class R-6)	2,054,234	170,542,526
American Funds The Bond Fund of America (Class 1)	12,238,948	137,198,611
American Funds U.S. Government Securities Fund (Class R-6)	2,429,114	34,299,083
American Funds Washington Mutual Investor Fund (Class 1) (a)	20,429,504	369,569,731

Total Mutual Funds (Cost $2,700,266,202)		3,543,416,892

Total Investments—100.1% (Cost $2,700,266,202)		3,543,416,892
Other assets and liabilities (net)—(0.1)%		(2,044,931)

Net Assets—100.0%		$3,541,371,961

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,543,416,892	$—	$—	$3,543,416,892
Total Investments	$3,543,416,892	$—	$—	$3,543,416,892

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$2,434,554,373
Affiliated investments at value (b)	1,108,862,519
Receivable for:
Investments sold	1,004,246
Affiliated investments sold	487,691
Fund shares sold	76,477
Dividends	527,333
Prepaid expenses	10,259

Total Assets	3,545,522,898

Liabilities
Payables for:
Investments purchased	527,333
Fund shares redeemed	1,553,903
Accrued Expenses:
Management fees	179,481
Distribution and service fees	1,614,449
Deferred trustees’ fees	189,880
Other expenses	85,891

Total Liabilities	4,150,937

Net Assets	$3,541,371,961

Net Assets Consist of:
Paid in surplus	$2,228,034,451
Distributable earnings (Accumulated losses)	1,313,337,510

Net Assets	$3,541,371,961

Net Assets
Class B	$38,045,092
Class C	3,503,326,869
Capital Shares Outstanding*
Class B	3,183,278
Class C	296,823,295
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.95
Class C	11.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,755,925,209.
(b)	Identified cost of affiliated investments was $944,340,993.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying Portfolios	$27,506,847
Dividends from Affiliated Underlying Portfolios	18,569,732

Total investment income	46,076,579
Expenses
Management fees	2,116,791
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	90,514
Distribution and service fees—Class C	18,960,571
Audit and tax services	32,010
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	35,301
Insurance	23,402
Miscellaneous	22,442

Total expenses	21,430,511

Net Investment Income	24,646,068

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	204,986,828
Affiliated investments	79,430,967
Capital gain distributions from Underlying Portfolios	148,904,821
Capital gain distributions from affiliated investments	17,551,407

Net realized gain (loss)	450,874,023

Net change in unrealized appreciation (depreciation) on:
Investments	36,398,886
Affiliated investments	(724,306)

Net change in unrealized appreciation (depreciation)	35,674,580

Net realized and unrealized gain (loss)	486,548,603

Net Increase (Decrease) in Net Assets From Operations	$511,194,671

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,646,068	$24,482,877
Net realized gain (loss)	450,874,023	117,111,870
Net change in unrealized appreciation (depreciation)	35,674,580	334,103,085

Increase (decrease) in net assets from operations	511,194,671	475,697,832

From Distributions to Shareholders
Class B	(1,525,732)	(2,514,648)
Class C	(137,455,786)	(263,307,426)

Total distributions	(138,981,518)	(265,822,074)

Increase (decrease) in net assets from capital share transactions	(159,937,543)	16,850,878

Total increase (decrease) in net assets	212,275,610	226,726,636

Net Assets
Beginning of period	3,329,096,351	3,102,369,715

End of period	$3,541,371,961	$3,329,096,351

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	181,480	$2,066,344	238,806	$2,212,594
Reinvestments	135,140	1,525,732	288,708	2,514,648
Redemptions	(194,866)	(2,251,526)	(173,377)	(1,644,801)

Net increase (decrease)	121,754	$1,340,550	354,137	$3,082,441

Class C
Sales	12,695,194	$143,377,457	13,751,351	$128,139,133
Reinvestments	12,305,800	137,455,786	30,546,105	263,307,426
Redemptions	(39,073,986)	(442,111,336)	(40,624,076)	(377,678,122)

Net increase (decrease)	(14,072,992)	$(161,278,093)	3,673,380	$13,768,437

Increase (decrease) derived from capital shares transactions		$(159,937,543)		$16,850,878

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.73	$10.12	$9.10	$10.36	$9.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.11	0.15	0.15	0.14
Net realized and unrealized gain (loss)	1.59	1.43	1.92	(0.65)	1.78

Total income (loss) from investment operations	1.71	1.54	2.07	(0.50)	1.92

Less Distributions
Distributions from net investment income	(0.12)	(0.19)	(0.20)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.37)	(0.74)	(0.85)	(0.60)	(0.64)

Total distributions	(0.49)	(0.93)	(1.05)	(0.76)	(0.79)

Net Asset Value, End of Period	$11.95	$10.73	$10.12	$9.10	$10.36

Total Return (%) (b)	16.21	17.34	24.05	(5.52)	21.71

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.03	1.15	1.59	1.50	1.44
Portfolio turnover rate (%)	25	9	7	8	7
Net assets, end of period (in millions)	$38.0	$32.8	$27.4	$22.9	$24.4

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.60	$10.01	$9.01	$10.26	$9.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss)	1.58	1.40	1.90	(0.64)	1.77

Total income (loss) from investment operations	1.66	1.48	2.02	(0.52)	1.88

Less Distributions
Distributions from net investment income	(0.09)	(0.15)	(0.17)	(0.13)	(0.13)
Distributions from net realized capital gains	(0.37)	(0.74)	(0.85)	(0.60)	(0.64)

Total distributions	(0.46)	(0.89)	(1.02)	(0.73)	(0.77)

Net Asset Value, End of Period	$11.80	$10.60	$10.01	$9.01	$10.26

Total Return (%) (b)	15.91	16.93	23.64	(5.77)	21.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	0.70	0.83	1.25	1.14	1.10
Portfolio turnover rate (%)	25	9	7	8	7
Net assets, end of period (in millions)	$3,503.3	$3,296.3	$3,075.0	$2,753.4	$3,215.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$861,480,685	$0	$969,158,073

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$2,116,791	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$91,904,046	$11,503,602	$(27,929,918)	$1,291,217	$(8,424,967)	$68,343,980
American Funds International Fund (Class 1)**	274,665,199	42,476,633	(11,566,095)	3,446,256	(15,975,577)	293,046,416
American Funds International Growth and Income Fund (Class 1)	340,909,736	23,904,460	(370,064,235)	56,267,943	(51,017,904)	—
American Funds International Growth & Income Fund (Class R-6)	—	377,097,512	—	—	804,880	377,902,392
American Funds Washington Mutual Investor Fund (Class 1)**	334,990,106	5,805,488	(52,882,127)	18,425,551	63,230,713	369,569,731

	$1,042,469,087	$460,787,695	$(462,442,375)	$79,430,967	$(11,382,855)	$1,108,862,519

**	not an affiliated issuer as of 12/31/2020

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$1,764,341	$1,346,831	5,796,775
American Funds International Fund (Class 1)**	—	8,148,286	12,909,534
American Funds International Growth and Income Fund (Class 1)	—	1,276,875	—
American Funds International Growth & Income Fund (Class R-6)	15,787,066	1,992,373	9,618,284
American Funds Washington Mutual Investor Fund (Class 1)**	—	5,805,367	20,429,504

	$17,551,407	$18,569,732

**	not an affiliated issuer as of 12/31/2020

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,703,722,270

Gross unrealized appreciation	852,058,943
Gross unrealized (depreciation)	(12,364,321)

Net unrealized appreciation (depreciation)	$839,694,622

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$28,175,291	$45,655,935	$110,806,227	$220,166,139	$138,981,518	$265,822,074

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$30,375,385	$443,457,385	$839,694,622	$—	$1,313,527,392

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe for the one-year period ended June 30, 2021. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board noted that the Portfolio outperformed the Brighthouse Growth AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 9.98% and 9.64%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT/ CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Strong performance within the underlying fixed income funds, and an overweight to high yield bonds and U.S. small cap equity, and an underweight to foreign developed bonds contributed to the outperformance.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest relative detractor was the AFIS Growth Fund, which underperformed its benchmark by 6.4%. Negative security selection within the Information Technology (“IT”), Health Care, Industrials, and Communication Services sectors were the leading detractors as was an overweight to Communication Services and an allocation to cash. The American Funds American Mutual Fund lost 3.4% versus its benchmark. During the period, returns were negatively impacted by holding cash, by underweights and selection in both IT and Communication Services, and by selection in Health Care. The AFIS Washington Mutual Investors Fund lagged its benchmark by 0.6%. Results were pressured by an overweight and selection in Materials, selection in Communication Services and an overweight to Financials.

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The international equity funds detracted from relative performance. During the period the AFIS International Fund underperformed it benchmark by 9.1%. Negative selection in Health Care, Financials, and IT, were the primary drivers to underperformance. At the industry level, selection in pharmaceutical companies, insurance companies, and IT services companies hurt results. Regionally, selection in the eurozone and emerging markets was weakest. The AFIS New World Fund was the largest relative detractor and underperformed its benchmark by 13.4%. Selection across the Financials, IT, Health Care, and Consumer Discretionary sectors drove the negative results. Regionally, selection and an overweight to emerging markets were meaningful detractors. An underweight to U.S. held back performance over the period. The American Funds SMALLCAP World Fund was another detractor and underperformed its benchmark by 5.4%. Both security selection and allocation impacts were negative for the year. Overweight Health Care and underweight Energy and holding cash were notable detractors, as well as selection in IT and Communication Services. At the country level, an underweight to the U.S. and an overweight to China fared the worst. On a positive note, the American Funds International Growth and Income Fund outperformed its benchmark by 2.3%. Relative results benefited from selection in the IT sector where several of the fund’s semiconductor companies rose over the period as the global chip shortage persisted. An underweight to China and positive selection in Japan, Sweden, and the U.S. were among the leading relative contributors on a country basis.

Contribution from fixed income funds was positive during the period. The American Funds High-Income Trust Fund was the largest relative outperformer for the year and outperformed its benchmark by 3.5%. Security selection within the energy and consumer non-cyclical bond sectors were leading contributors to returns. From a bond quality perspective, positive returns were delivered from an exposure to bonds of B-rated issuers and an overweight allocation to CCC and below-rated bonds. The AFIS Bond Fund of America Fund outpaced its benchmark by 1.4%. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”), selection to investment grade corporate bonds and its duration posture were positive contributors. The American Funds U.S. Government Securities Fund outperformed its benchmark by 1.3%. An overweight allocation to TIPS and the funds shorter duration profile were key performance drivers.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	9.98	9.79	8.67
Class C	9.64	9.44	8.33
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	19.9
American Funds The Bond Fund of America (Class 1)	18.9
American Funds American Mutual Fund (Class R-6)	8.2
American Funds Washington Mutual Investors Fund (Class 1)	8.2
American Funds Growth-Income Fund (Class 1)	8.2
American Funds International Growth & Income Fund (Class R-6)	6.5
American Funds International Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds AMCAP Fund (Class R-6)	5.1
American Funds Growth Fund (Class 1)	5.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39..8
Investment Grade Fixed Income	38.7
International Developed Market Equities	11.6
High Yield Fixed Income	5.0
Global Fixed Income	3.0
Emerging Market Equities	1.0
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.66%	$1,000.00	$1,034.70	$3.38
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class C (a)	Actual	0.96%	$1,000.00	$1,033.00	$4.92
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	2,901,751	$134,351,059
American Funds American Mutual Fund (Class R-6)	4,091,093	217,482,529
American Funds Capital World Bond Fund (Class 1) (a)	6,634,763	78,223,857
American Funds Fundamental Investors Fund (Class R-6)	1,782,959	135,433,559
American Funds Growth Fund (Class 1)	1,045,502	133,385,108
American Funds Growth-Income Fund (Class 1)	3,212,982	216,394,334
American Funds High-Income Trust Fund (Class R-6)	12,641,261	132,986,063
American Funds International Fund (Class 1)	5,985,959	135,881,276
American Funds International Growth & Income Fund (Class R-6)	4,361,444	171,361,147
American Funds New World Fund (Class 1)	819,207	26,075,347
American Funds SMALLCAP World Fund (Class R-6)	310,271	25,758,661
American Funds The Bond Fund of America (Class 1) (a)	44,556,107	499,473,959

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	37,273,556	526,302,608
American Funds Washington Mutual Investors Fund (Class 1)	12,012,145	217,299,702

Total Mutual Funds (Cost $2,283,916,266)		2,650,409,209

Total Investments—100.1% (Cost $2,283,916,266)		2,650,409,209
Other assets and liabilities (net)—(0.1)%		(1,625,767)

Net Assets—100.0%		$2,648,783,442

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,650,409,209	$—	$—	$2,650,409,209
Total Investments	$2,650,409,209	$—	$—	$2,650,409,209

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$2,072,711,393
Affiliated investments at value (b)	577,697,816
Receivable for:
Investments sold	1,001,475
Fund shares sold	37,713
Dividends	1,828,974
Prepaid expenses	7,735

Total Assets	2,653,285,106
Liabilities
Payables for:
Investments purchased	1,832,940
Fund shares redeemed	1,023,612
Accrued Expenses:
Management fees	143,455
Distribution and service fees	1,223,912
Deferred trustees’ fees	189,880
Other expenses	87,865

Total Liabilities	4,501,664

Net Assets	$2,648,783,442

Net Assets Consist of:
Paid in surplus	$2,011,085,109
Distributable earnings (Accumulated losses)	637,698,333

Net Assets	$2,648,783,442

Net Assets
Class B	$14,860,256
Class C	2,633,923,186
Capital Shares Outstanding*
Class B	1,347,208
Class C	240,213,208
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.03
Class C	10.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,713,285,393.
(b)	Identified cost of affiliated investments was $570,630,873.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying Portfolios	$32,366,527
Dividends from Affiliated Underlying Portfolios	10,331,213

Total investment income	42,697,740
Expenses
Management fees	1,716,824
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	36,986
Distribution and service fees—Class C	14,678,696
Audit and tax services	32,010
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	36,958
Insurance	19,160
Miscellaneous	20,524

Total expenses	16,690,638

Net Investment Income	26,007,102

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	134,038,676
Affiliated investments	33,121,989
Capital gain distributions from Underlying Portfolios	58,002,019
Capital gain distributions from affiliated investments	21,966,281

Net realized gain (loss)	247,128,965

Net change in unrealized appreciation (depreciation) on:
Investments	40,987,728
Affiliated investments	(66,362,847)

Net change in unrealized appreciation (depreciation)	(25,375,119)

Net realized and unrealized gain (loss)	221,753,846

Net Increase (Decrease) in Net Assets From Operations	$247,760,948

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$26,007,102	$25,282,510
Net realized gain (loss)	247,128,965	107,809,417
Net change in unrealized appreciation (depreciation)	(25,375,119)	175,800,666

Increase (decrease) in net assets from operations	247,760,948	308,892,593

From Distributions to Shareholders
Class B	(730,083)	(919,504)
Class C	(131,059,383)	(161,940,882)

Total distributions	(131,789,466)	(162,860,386)

Increase (decrease) in net assets from capital share transactions	(148,798,633)	(64,611,696)

Total increase (decrease) in net assets	(32,827,151)	81,420,511

Net Assets
Beginning of period	2,681,610,593	2,600,190,082

End of period	$2,648,783,442	$2,681,610,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	78,111	$845,417	95,680	$934,741
Reinvestments	68,876	730,083	99,084	919,504
Redemptions	(262,870)	(2,861,223)	(49,920)	(491,733)

Net increase (decrease)	(115,883)	$(1,285,723)	144,844	$1,362,512

Class C
Sales	4,788,223	$51,514,506	7,299,547	$70,749,478
Reinvestments	12,422,690	131,059,383	17,526,069	161,940,882
Redemptions	(30,625,561)	(330,086,799)	(30,851,450)	(298,664,568)

Net increase (decrease)	(13,414,648)	$(147,512,910)	(6,025,834)	$(65,974,208)

Increase (decrease) derived from capital shares transactions		$(148,798,633)		$(64,611,696)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.57	$10.02	$9.33	$10.33	$9.73

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.13	0.20	0.19	0.18
Net realized and unrealized gain (loss)	0.89	1.10	1.29	(0.49)	1.09

Total income (loss) from investment operations	1.03	1.23	1.49	(0.30)	1.27

Less Distributions
Distributions from net investment income	(0.20)	(0.22)	(0.23)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.37)	(0.46)	(0.57)	(0.49)	(0.45)

Total distributions	(0.57)	(0.68)	(0.80)	(0.70)	(0.67)

Net Asset Value, End of Period	$11.03	$10.57	$10.02	$9.33	$10.33

Total Return (%) (b)	9.98	13.30	16.59	(3.14)	13.37

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.33	0.33	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.27	1.36	2.04	1.93	1.74
Portfolio turnover rate (%)	15	31	5	5	5
Net assets, end of period (in millions)	$14.9	$15.5	$13.2	$11.8	$12.0

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.51	$9.96	$9.28	$10.27	$9.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.10	0.16	0.15	0.13
Net realized and unrealized gain (loss)	0.89	1.10	1.29	(0.47)	1.09

Total income (loss) from investment operations	0.99	1.20	1.45	(0.32)	1.22

Less Distributions
Distributions from net investment income	(0.17)	(0.19)	(0.20)	(0.18)	(0.18)
Distributions from net realized capital gains	(0.37)	(0.46)	(0.57)	(0.49)	(0.45)

Total distributions	(0.54)	(0.65)	(0.77)	(0.67)	(0.63)

Net Asset Value, End of Period	$10.96	$10.51	$9.96	$9.28	$10.27

Total Return (%) (b)	9.64	12.99	16.16	(3.41)	12.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.63	0.63	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	0.97	1.01	1.69	1.54	1.34
Portfolio turnover rate (%)	15	31	5	5	5
Net assets, end of period (in millions)	$2,633.9	$2,666.1	$2,587.0	$2,479.5	$2,923.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$403,449,959	$0	$578,031,803

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$1,716,824	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$104,670,797	$3,709,325	$(22,064,591)	$184,708	$(8,276,382)	$78,223,857
American Funds International Growth and Income Fund (Class 1)	174,600,886	2,002,920	(179,709,576)	32,725,381	(29,619,611)	—
American Funds The Bond Fund of America (Class 1)	460,799,540	70,154,075	(3,224,702)	211,900	(28,466,854)	499,473,959

	$740,071,223	$75,866,320	$(204,998,869)	$33,121,989	$(66,362,847)	$577,697,816

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
American Funds Capital World Bond Fund (Class 1)	$2,056,389	$1,550,011	6,634,763
American Funds International Growth and Income Fund (Class 1)	—	586,076	—
American Funds The Bond Fund of America (Class 1)	19,909,892	8,195,126	44,556,107

	$21,966,281	$10,331,213

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,285,036,003

Gross unrealized appreciation	393,820,058
Gross unrealized (depreciation)	(28,446,851)

Net unrealized appreciation (depreciation)	$365,373,207

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$42,091,710	$47,345,516	$89,697,756	$115,514,870	$131,789,466	$162,860,386

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,670,642	$233,844,367	$365,373,207	$—	$637,888,216

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Moderate Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board noted that the Portfolio outperformed the Brighthouse Moderate AA Narrow Index for one-year period ended October 31, 2021 and underperformed the same Index for the three- and five-year periods ended October 31, 2021. The Board further noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the three-year period ended October 31, 2021 and underperformed its benchmark for the one- and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Managed By Allspring Global Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Allspring Mid Cap Value Portfolio returned 29.35% and 28.95%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 28.34%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets saw a continuation of the 2020 COVID-19 recovery rally in 2021. Stocks advanced higher despite increased concerns surrounding new COVID-19 variants emerging as well as supply chain disruptions and labor shortages leading to historically high inflation levels. The first calendar quarter saw an extension of the fourth quarter 2020 rally that favored smaller capitalization, cyclical, value stocks. As the year progressed, market leadership shifted several times as the new variants emerged, and treasury yields saw increased volatility. Investors also grew concerned that the Federal Reserve would begin to throttle back its economic stimulus programs. Despite these concerns, the Russell Midcap Value Index posted an impressive 28.34% return as midcap stocks outperformed their small and large cap peers for the year. The Index was led by the Energy sector which benefited from a post-COVID recovery in demand outpacing supply. Communication Services was the worst- performing sector within the Index as media and entertainment stocks lagged the broader markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index over the trailing twelve-month period. Stock selection drove the Portfolio’s outperformance relative to the Index, while sector allocation differences subtracted from performance. The Portfolio’s outperformance relative to the Index was primarily due to security selection in the Industrials sector as well as an underweight to the Communication Services sector. Conversely, stock selection in the Information Technology sector was the largest detractor. In addition, exposure to Special Purpose Acquisition Companies (“SPACs”) detracted from relative performance as SPACs underperformed higher beta sectors.

Stock selection added value relative to the Index in the Industrials sector. One of the Portfolio’s largest relative contributors in the Industrials sector, Carlisle Companies, outperformed. Carlisle is a diversified company that serves a broad range of niche industrial markets such as commercial buildings, aerospace, health care, and automotive. We think the company is prudent in capital allocation and generates consistent free cash flow to strengthen its balance sheet. The market was fearful of both commodity inflation damaging margins and the pandemic permanently affecting nonresidential construction demand. The company, however, reported strong demand for its commercial roofing products. Management also deployed the proceeds from a recent divestiture into the acquisition of Henry Company, which has already delivered excellent results for the company in our view and expands its presence within the building envelope.

The Portfolio’s underweight to Communication Services contributed to relative performance as the sector was the worst-performing sector in the Index during the period. The Portfolio did not have any exposure to the sector as many of the stocks within the sector do not possess the financial flexibility and sustainable free cash flow our strict process requires.

Stock selection in the Information Technology sector was the largest detractor during the period. Within the sector, Euronet Worldwide was a large detractor from relative performance. Euronet is a global transaction processor that operates a global network of ATMs and money transfer locations as well as being a leading provider of prepaid processing services for digital content. The company has been materially impacted by the pandemic as lock-down restrictions led to a significant decline in international business and tourist travel. During the fourth quarter, the company disappointed with an early read on what to expect in 2022 from an earnings standpoint. While likely conservative, the company sees its most profitable transactions (from overseas tourists traveling within Europe) not making a full recovery until 2023. Complicating the outlook is news that Facebook’s new digital wallet offering, powered by block-chain and stable-coin technology, could potentially pressure money transfer yields longer term. Without question it’s been a difficult year for Euronet, however, we view management as savvy and forward thinking and believe they should continue to position the company well once overseas tourism recovers globally. We maintained our current position in the company within the portfolio.

SPAC holding Pershing Square Tontine Holdings detracted from relative performance. Shares of Pershing Square Tontine Holdings traded off as it announced plans to acquire 10% of the ordinary shares of Universal Music Group for $4 billion. The transaction was canceled on July 19, 2021, after the Securities and Exchange Commission (SEC) voiced objections to the way the transaction was structured. We do not think this changes the reward/risk of the holding, as the company will still have ample time to complete a transaction.

During the period, the Portfolio made minor changes to positioning. The Portfolio increased its exposure in the Consumer Discretionary, Consumer Staples, and Industrials sectors with purchases in new portfolio holdings while also adding to many existing holdings. Within Consumer Discretionary, we shifted the Portfolio’s exposure from an underweight to overweight. Within Industrials, we think several of these companies should benefit from lower input costs to help offset some of the economic slowdown impact witnessed as a result of the pandemic. We reduced the Portfolio’s exposure in the Information Technology, Real Estate, and Materials sectors as reward/risk ratios dictated. Within Information Technology, we shifted the Portfolio’s exposure from an overweight to underweight.

As of December 31, 2021, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that present

BHFTI-1

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Managed By Allspring Global Investments, LLC

Portfolio Manager Commentary*—(Continued)

to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Industrials, Consumer Staples, and Consumer Discretionary sectors. Within Industrials, the Portfolio owns an eclectic group of names that we believe to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in the Real Estate, Communication Services, and Materials sectors. In the Real Estate sector, we are not currently finding enough companies that we believe present attractive valuations on a reward-to-risk basis, as such the Portfolio remained largely underweight the sector at period-end. Overall, these weights are driven by our bottom-up reward/risk process as well as our portfolio construction methodology that seeks to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Allspring Mid Cap Value Portfolio
Class A	29.35	11.78	12.43
Class B	28.95	11.51	12.15
Russell Midcap Value Index	28.34	11.22	13.44

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Carlisle Cos., Inc.	3.9
AerCap Holdings NV	3.4
Brown & Brown, Inc.	3.1
Arch Capital Group, Ltd.	2.9
DR Horton, Inc.	2.9
Republic Services, Inc.	2.9
CBRE Group, Inc. - Class A	2.8
Reynolds Consumer Products, Inc.	2.5
LKQ Corp.	2.5
Amdocs, Ltd.	2.5

Top Sectors

% of Net Assets
Industrials	21.4
Financials	18.4
Consumer Discretionary	14.1
Consumer Staples	9.6
Information Technology	7.9
Health Care	7.1
Utilities	5.9
Real Estate	5.0
Energy	4.8
Materials	4.4

BHFTI-3

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.70%	$1,000.00	$1,094.20	$3.69
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B (a)	Actual	0.95%	$1,000.00	$1,092.90	$5.01
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2021

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Auto Components—3.6%
Aptiv plc (a)	40,376	$6,660,021
Lear Corp. (b)	66,211	12,113,303

		18,773,324

Banks—4.5%
Fifth Third Bancorp (b)	226,136	9,848,223
PacWest Bancorp (b)	77,912	3,519,285
Regions Financial Corp. (b)	343,263	7,483,133
Zions Bancorp N.A. (b)	43,960	2,776,514

		23,627,155

Beverages—2.3%
Keurig Dr Pepper, Inc.	330,090	12,167,117

Building Products—6.2%
Builders FirstSource, Inc. (a) (b)	76,741	6,577,471
Carlisle Cos., Inc.	81,536	20,230,712
Masco Corp.	80,458	5,649,761

		32,457,944

Capital Markets—1.6%
LPL Financial Holdings, Inc.	52,616	8,423,295

Chemicals—2.4%
Celanese Corp.	40,350	6,781,221
Diversey Holdings, Ltd. (a) (b)	110,482	1,470,515
FMC Corp. (b)	39,402	4,329,886

		12,581,622

Commercial Services & Supplies—2.9%
Republic Services, Inc.	106,810	14,894,654

Communications Equipment—1.1%
Juniper Networks, Inc. (b)	156,590	5,591,829

Construction & Engineering—2.1%
API Group Corp. (a) (b)	117,922	3,038,850
MasTec, Inc. (a)	86,814	8,011,196

		11,050,046

Consumer Finance—1.5%
Discover Financial Services	69,617	8,044,941

Containers & Packaging—0.8%
AptarGroup, Inc.	33,239	4,071,113

Distributors—2.5%
LKQ Corp.	217,498	13,056,405

Electric Utilities—3.7%
American Electric Power Co., Inc.	120,465	10,717,771
FirstEnergy Corp.	200,663	8,345,574

		19,063,345

Energy Equipment & Services—0.7%
Baker Hughes Co.	53,851	1,295,655
NOV, Inc. (b)	186,354	2,525,097

		3,820,752

Equity Real Estate Investment Trusts—2.2%
American Campus Communities, Inc.	133,699	7,659,616
Equity LifeStyle Properties, Inc.	9,158	802,790
Invitation Homes, Inc.	60,232	2,730,919

		11,193,325

Food & Staples Retailing—1.7%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	134,712	9,021,663

Food Products—1.1%
Lamb Weston Holdings, Inc. (b)	88,782	5,627,003

Health Care Equipment & Supplies—3.9%
Alcon, Inc. (b)	141,597	12,335,931
Zimmer Biomet Holdings, Inc.	61,808	7,852,088

		20,188,019

Health Care Providers & Services—3.3%
Humana, Inc.	22,193	10,294,445
Universal Health Services, Inc. - Class B	52,295	6,780,570

		17,075,015

Hotels, Restaurants & Leisure—3.3%
Expedia Group, Inc. (a)	56,978	10,297,064
Wendy’s Co. (The)	12,948	308,810
Yum China Holdings, Inc.	131,500	6,553,960

		17,159,834

Household Durables—3.4%
DR Horton, Inc. (b)	139,558	15,135,065
Helen of Troy, Ltd. (a) (b)	11,034	2,697,482

		17,832,547

Household Products—4.5%
Church & Dwight Co., Inc. (b)	100,331	10,283,928
Reynolds Consumer Products, Inc. (b)	417,511	13,109,845

		23,393,773

Insurance—8.4%
Allstate Corp. (The)	53,466	6,290,275
Arch Capital Group, Ltd. (a)	343,200	15,255,240
Brown & Brown, Inc. (b)	226,252	15,900,991
Loews Corp.	113,711	6,567,947

		44,014,453

IT Services—4.9%
Amdocs, Ltd.	171,541	12,838,128
Euronet Worldwide, Inc. (a) (b)	105,911	12,621,414

		25,459,542

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—4.7%
Donaldson Co., Inc.	123,737	$7,332,655
Gates Industrial Corp. plc (a) (b)	299,076	4,758,299
Stanley Black & Decker, Inc.	67,038	12,644,707

		24,735,661

Metals & Mining—1.3%
Freeport-McMoRan, Inc.	155,909	6,506,083

Mortgage Real Estate Investment Trusts—1.1%
Annaly Capital Management, Inc. (b)	705,906	5,520,185

Oil, Gas & Consumable Fuels—4.1%
Devon Energy Corp. (b)	89,022	3,921,419
EOG Resources, Inc.	83,710	7,435,959
Hess Corp.	41,692	3,086,459
Valero Energy Corp.	91,257	6,854,313

		21,298,150

Professional Services—2.0%
Jacobs Engineering Group, Inc. (b)	75,834	10,558,368

Real Estate Management & Development—2.8%
CBRE Group, Inc. - Class A (a)	135,012	14,650,152

Software—1.9%
ironSource, Ltd. - Class A (a) (b)	193,060	1,494,284
NCR Corp. (a) (b)	212,358	8,536,792

		10,031,076

Special Purpose Acquisition Companies—1.2%
Pershing Square Tontine Holdings, Ltd. - Class A (a)	318,622	6,283,226

Specialty Retail—1.2%
Best Buy Co., Inc. (b)	62,827	6,383,223

Trading Companies & Distributors—3.4%
AerCap Holdings NV (a)	269,570	17,635,269

Water Utilities—2.3%
American Water Works Co., Inc.	62,525	11,808,472

Total Common Stocks (Cost $368,563,471)		513,998,581

Mutual Funds—0.8%

Investment Company Securities—0.8%
SPDR S&P Oil & Gas Exploration & Production ETF (b) (Cost $2,412,171)	41,510	3,979,564

Warrants—0.0%
Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies—0.0%
Liberty Media Acquisition Corp., Expires 12/31/27 (a)	16,674	29,680
Pershing Square Tontine Holdings, Ltd., Expires 07/24/25 (a)	37,827	49,935

Total Warrants (Cost $250,947)		79,615

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $4,009,159; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $4,089,421.	4,009,159	4,009,159

Total Short-Term Investments (Cost $4,009,159)		4,009,159

Securities Lending Reinvestments (c)—12.5%

Certificates of Deposit—0.3%
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	1,000,000	999,980
0.170%, 03/18/22	500,000	499,965
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	300,000	299,796

		1,799,741

Repurchase Agreements—9.8%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by various Common Stock with an aggregate market value of $3,334,050.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $4,215,080; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $4,299,378.	4,215,077	4,215,077
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $4,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $4,080,017.	4,000,000	4,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $1,098,138.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	$1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $200,003; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $204,003.	200,000	200,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $4,000,023; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $4,081,884.	4,000,000	4,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $5,000,068; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $5,102,166.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $7,400,288; collateralized by various Common Stock with an aggregate market value of $8,223,780.	7,400,000	7,400,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $9,100,144; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $10,108,977.	9,100,000	9,100,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,600,073; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,777,403.	1,600,000	1,600,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,700,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,889,057.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $6,400,091; collateralized by various Common Stock with an aggregate market value of $7,111,290.	6,400,000	6,400,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,439,119; collateralized by various Common Stock with an aggregate market value of $2,710,095.	2,439,024	2,439,024

		51,054,101

Time Deposit—0.6%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	3,000,000	3,000,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	1,500,000	1,500,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	2,000,000	2,000,000

		9,500,000

Total Securities Lending Reinvestments (Cost $65,353,971)		65,353,842

Total Investments—112.7% (Cost $440,589,719)		587,420,761
Other assets and liabilities (net)—(12.7)%		(66,327,377)

Net Assets—100.0%		$521,093,384

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $72,622,892 and the collateral received consisted of cash in the amount of $65,353,866 and non-cash collateral with a value of $9,191,511. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$513,998,581	$—	$—	$513,998,581
Total Mutual Funds*	3,979,564	—	—	3,979,564
Total Warrants*	79,615	—	—	79,615
Total Short-Term Investment*	—	4,009,159	—	4,009,159
Securities Lending Reinvestments
Certificates of Deposit	—	1,799,741	—	1,799,741
Repurchase Agreements	—	51,054,101	—	51,054,101
Time Deposit	—	3,000,000	—	3,000,000
Mutual Funds	9,500,000	—	—	9,500,000
Total Securities Lending Reinvestments	9,500,000	55,853,842	—	65,353,842
Total Investments	$527,557,760	$59,863,001	$—	$587,420,761

Collateral for Securities Loaned (Liability)	$—	$(65,353,866)	$—	$(65,353,866)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$587,420,761
Receivable for:
Dividends	536,485
Prepaid expenses	1,547

Total Assets	587,958,793
Liabilities
Collateral for securities loaned	65,353,866
Payables for:
Investments purchased	123,650
Fund shares redeemed	774,185
Accrued Expenses:
Management fees	284,086
Distribution and service fees	33,929
Deferred trustees’ fees	189,880
Other expenses	105,813

Total Liabilities	66,865,409

Net Assets	$521,093,384

Net Assets Consist of:
Paid in surplus	$295,153,210
Distributable earnings (Accumulated losses)	225,940,174

Net Assets	$521,093,384

Net Assets
Class A	$356,883,961
Class B	164,209,423
Capital Shares Outstanding*
Class A	22,583,834
Class B	10,418,253
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.80
Class B	15.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $440,589,719.
(b)	Includes securities loaned at value of $72,622,892.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$7,229,413
Securities lending income	79,835

Total investment income	7,309,248
Expenses
Management fees	3,774,951
Administration fees	31,979
Custodian and accounting fees	59,042
Distribution and service fees—Class B	400,484
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	24,919
Insurance	3,642
Miscellaneous	11,099

Total expenses	4,442,027
Less management fee waiver	(337,532)
Less broker commission recapture	(19,995)

Net expenses	4,084,500

Net Investment Income	3,224,748

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	84,925,510
Net change in unrealized appreciation on investments	48,262,004

Net realized and unrealized gain (loss)	133,187,514

Net Increase (Decrease) in Net Assets From Operations	$136,412,262

(a)	Net of foreign withholding taxes of $6,412.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,224,748	$4,630,589
Net realized gain (loss)	84,925,510	(8,609,849)
Net change in unrealized appreciation (depreciation)	48,262,004	27,159,566

Increase (decrease) in net assets from operations	136,412,262	23,180,306

From Distributions to Shareholders
Class A	(3,045,474)	(25,845,624)
Class B	(1,018,640)	(10,727,439)

Total distributions	(4,064,114)	(36,573,063)

Increase (decrease) in net assets from capital share transactions	(135,294,853)	22,963,043

Total increase (decrease) in net assets	(2,946,705)	9,570,286

Net Assets
Beginning of period	524,040,089	514,469,803

End of period	$521,093,384	$524,040,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	7,437	$107,444	3,289,704	$31,798,588
Reinvestments	208,880	3,045,474	2,621,260	25,845,624
Redemptions	(7,605,519)	(108,249,795)	(2,875,509)	(32,029,733)

Net increase (decrease)	(7,389,202)	$(105,096,877)	3,035,455	$25,614,479

Class B
Sales	477,122	$6,834,478	1,190,227	$11,550,510
Reinvestments	69,962	1,018,640	1,089,081	10,727,439
Redemptions	(2,703,214)	(38,051,094)	(2,302,779)	(24,929,385)

Net increase (decrease)	(2,156,130)	$(30,197,976)	(23,471)	$(2,651,436)

Increase (decrease) derived from capital shares transactions		$(135,294,853)		$22,963,043

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.32	$13.02	$9.96	$12.70	$11.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.12	0.14	0.11	0.16
Net realized and unrealized gain (loss)	3.51	0.05	3.36	(1.63)	1.11

Total income (loss) from investment operations	3.61	0.17	3.50	(1.52)	1.27

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.11)	(0.15)	(0.16)
Distributions from net realized capital gains	0.00	(0.74)	(0.33)	(1.07)	0.00

Total distributions	(0.13)	(0.87)	(0.44)	(1.22)	(0.16)

Net Asset Value, End of Period	$15.80	$12.32	$13.02	$9.96	$12.70

Total Return (%) (b)	29.35	2.93	35.78	(13.07)	11.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.78	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.71	0.72	0.71	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	0.69	1.08	1.19	0.97	1.33
Portfolio turnover rate (%)	28	54	36	31	164
Net assets, end of period (in millions)	$356.9	$369.4	$350.8	$305.9	$377.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.30	$12.99	$9.93	$12.66	$11.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.09	0.11	0.08	0.13
Net realized and unrealized gain (loss)	3.49	0.06	3.36	(1.62)	1.11

Total income (loss) from investment operations	3.55	0.15	3.47	(1.54)	1.24

Less Distributions
Distributions from net investment income	(0.09)	(0.10)	(0.08)	(0.12)	(0.13)
Distributions from net realized capital gains	0.00	(0.74)	(0.33)	(1.07)	0.00

Total distributions	(0.09)	(0.84)	(0.41)	(1.19)	(0.13)

Net Asset Value, End of Period	$15.76	$12.30	$12.99	$9.93	$12.66

Total Return (%) (b)	28.95	2.72	35.53	(13.29)	10.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.03	1.03	1.02	1.02
Net ratio of expenses to average net assets (%) (c)	0.96	0.97	0.96	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	0.44	0.83	0.95	0.72	1.08
Portfolio turnover rate (%)	28	54	36	31	164
Net assets, end of period (in millions)	$164.2	$154.6	$163.6	$141.4	$172.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring

BHFTI-13

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $4,009,159. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $51,054,101. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and

BHFTI-14

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(64,787,449)	$—	$—	$—	$(64,787,449)
Mutual Funds	(566,417)	—	—	—	(566,417)
Total Borrowings	$(65,353,866)	$—	$—	$—	$(65,353,866)
Gross amount of recognized liabilities for securities lending transactions					$(65,353,866)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-15

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$146,002,089	$0	$278,334,449

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$3,774,951	0.750%	First $200 million
	0.700%	Over $200 million

BHFTI-16

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Allspring Global Investments, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$441,635,391

Gross unrealized appreciation	150,129,677
Gross unrealized (depreciation)	(4,344,307)

Net unrealized appreciation (depreciation)	$145,785,370

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$4,064,114	$10,705,696	$—	$25,867,367	$4,064,114	$36,573,063

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,391,927	$59,952,758	$145,785,370	$—	$226,130,055

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $4,522,821 and accumulated long-term capital losses of $3,652,699.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Allspring Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Allspring Mid Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered.

BHFTI-22

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-23

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Allspring Global Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the three-year period ended October 31, 2021, performed equal to its benchmark for the five-year period ended October 31, 2021, and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced. The Board also noted that Wells Fargo & Company (“Wells Fargo”) had sold WellsFargo Asset Management Holdings, LLC, Wells Fargo’s asset management business that included Wells Capital Management Incorporated (“WellsCap”), to GTCR LLC and Reverence Capital Partners, L.P. on November 1, 2021 (effective upon the closing of the transaction, WellsCap had changed its name to Allspring), and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and principal investment risks in connection with the transaction.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Annual Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 9.79%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index1, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

Throughout 2021, the Federal Reserve (the “Fed”) kept rates near-zero and continued its monthly asset purchases—monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with Treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fuelled by the highly-anticipated rollout of COVID-19 vaccines. The labour market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December. As inflation continued to increase, the Fed had sufficient evidence of anything-but-transitory inflation. At its December meeting, the Federal Open Market Committee (“FOMC”) announced doubling the pace of its tapering program and signalled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout the year, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500 Index sectors posted double-digit gains. In contrast, emerging markets equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations. Commodities outperformed in 2021, led by oil.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by de-risking i.e., rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. The Portfolio did not de-risk in 2021.

The Portfolio outperformed the Dow Jones Moderate Portfolio Index over the year. Performance relative to the benchmark was supported by strategic exposure to commodities and lower allocation to emerging market equities. Also, our tactical overweight to peripheral European equities such as Italy and Spain, contributed to performance.

We started the year with a pro-cyclical positioning, reflecting a view of strong global growth underpinned by stimulus from monetary, fiscal, and health policy. This was expressed through a moderate overweight to equities, with a preference for peripheral Europe. We also maintained a short exposure to the U.S. dollar.

The June FOMC meeting marked a shift away from the relentlessly dovish monetary regime that has dominated the post COVID-19 world to a policy stance that is more sensitive to the evolution of macro data. As such, we repositioned the Portfolio in the second half of the year by reducing some of our equity overweight, removing the underweight to the U.S. dollar and adding to the short duration exposure in U.S. Government bonds.

For most of the period, we maintained a preference for European equity exposure. Particularly, we saw Italy and Spain as being key beneficiaries from expanded monetary and fiscal policy support programs that targeted the periphery. The positions benefited performance for the period.

Our fixed income position was a contributor to performance. The Portfolio was underweight duration expressed through an underweight in long-dated U.S. bonds. We believed that the macro backdrop remained strong and, while policy was becoming incrementally more hawkish, there remained ample stimulus across economies. As such, we felt underweight to far-dated duration remained attractive.

Our long exposure to the euro detracted for the period. We remain overweight the currency supported by ongoing strength in European growth data and our view that the European Central Bank is likely to end the discounted interest rate offered on their targeted longer-term refinancing operations program.

We also added risk to our global reflation view in December by increasing the size of our directional Japanese equity overweight. We continued to believe global economic activity was improving with broad vaccine distribution and encouraging initial news flow on COVID-19 severity from the Omicron variant. The macro backdrop remained strong in our view and, while policy was becoming incrementally more hawkish, there remained ample stimulus across economies. As such, we felt the decline in risk asset pricing in response to early Omicron developments provided an attractive opportunity to increase risk. Japanese equities struggled to keep pace with other developed markets in 2021 and have historically typically outperformed when real rates rise – we believe both of these factors supported increased risk in this market.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Annual Commentary*—(Continued)

The Portfolio ended the period overweight equities with a preference towards European and Japanese equities, underweight U.S. duration and overweight the euro. All derivatives performed as expected over the period.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
BlackRock Global Tactical Strategies Portfolio
Class B	9.79	7.76	6.81
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	21.7
Vanguard Total Bond Market ETF	18.8
iShares Core U.S. Aggregate Bond ETF	15.7
iShares Core S&P 500 ETF	10.6
Technology Select Sector SPDR Fund	4.8
Health Care Select Sector SPDR Fund	2.2
iShares U.S. Real Estate ETF	2.2
Consumer Discretionary Select Sector SPDR Fund	2.1
Financial Select Sector SPDR Fund	1.8
Communication Services Select Sector SPDR Fund	1.7

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	32.7
International Developed Market Equities	30.1
U.S. Large Cap Equities	25.7
Commodities	3.9
Real Estate Equities	2.7
U.S. Small Cap Equities	1.9

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a) (b)	Actual	0.86%	$1,000.00	$1,034.50	$4.41
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Mutual Funds—85.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—85.6%
Communication Services Select Sector SPDR Fund (a)	1,272,895	$98,878,484
Consumer Discretionary Select Sector SPDR Fund (a)	617,174	126,175,052
Consumer Staples Select Sector SPDR Fund (a)	751,680	57,962,045
Energy Select Sector SPDR Fund (a)	471,446	26,165,253
Financial Select Sector SPDR Fund (a)	2,715,738	106,049,569
Health Care Select Sector SPDR Fund (a)	932,116	131,325,823
Industrial Select Sector SPDR Fund (a)	734,689	77,737,443
iShares Core MSCI EAFE ETF (a) (b)	17,301,112	1,291,355,000
iShares Core S&P 500 ETF (a) (b)	1,315,299	627,384,470
iShares Core U.S. Aggregate Bond ETF (a) (b)	8,167,424	931,739,730
iShares U.S. Real Estate ETF (a) (b)	1,127,114	130,903,020
Materials Select Sector SPDR Fund (a)	280,757	25,439,392
Real Estate Select Sector SPDR Fund (a)	520,453	26,964,670
Technology Select Sector SPDR Fund (a)	1,654,917	287,740,419
Utilities Select Sector SPDR Fund (a)	344,321	24,646,497
Vanguard Total Bond Market ETF (a)	13,150,670	1,114,519,282

Total Mutual Funds (Cost $4,051,468,836)		5,084,986,149

Short-Term Investments—8.9%

Mutual Funds—3.9%
SSGA USD Liquidity Fund, D Shares, 0.000% (c)	230,842,633	230,842,633

Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $297,888,896; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $303,846,741.	297,888,896	297,888,896

Total Short-Term Investments (Cost $528,731,529)		528,731,529

Securities Lending Reinvestments (d)—27.2%

Certificates of Deposit—7.2%
Bank of Montreal 0.300%, 06/02/22	22,000,000	22,001,386
Barclays Bank plc 0.180%, 04/07/22	35,000,000	34,994,995
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (e)	6,000,000	5,999,880
0.170%, 03/18/22	15,000,000	14,998,950
Credit Industriel et Commercial Zero Coupon, 04/14/22	19,000,000	18,987,080
Credit Suisse (NY) 0.270%, 03/18/22	10,000,000	10,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	15,000,000	15,000,525
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	10,000,000	9,995,800

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd.
0.160%, 03/25/22	25,000,000	24,997,250
0.250%, 05/05/22	10,000,000	10,000,070
MUFG Bank Ltd.
0.140%, 01/10/22	20,000,000	20,000,000
0.150%, 01/11/22	15,000,000	15,000,225
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	11,000,000	10,991,530
0.160%, 03/02/22	10,000,000	9,999,500
Nationwide Building Society Zero Coupon, 01/04/22	10,000,000	9,999,800
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (e)	20,000,000	19,999,180
0.330%, 06/09/22	15,000,000	15,002,400
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	4,925,557	4,922,208
0.240%, 3M LIBOR + 0.020%, 03/25/22 (e)	30,000,000	30,000,030
Societe Generale 0.150%, 03/15/22	20,000,000	19,997,940
Standard Chartered Bank (NY)
0.150%, 02/02/22	20,000,000	20,000,380
0.170%, 03/28/22	25,000,000	24,997,650
Sumitomo Mitsui Banking Corp.
0.150%, SOFR + 0.100%, 03/15/22 (e)	25,000,000	24,995,725
0.200%, 04/26/22	4,000,000	3,999,496
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	15,000,000	14,997,450
Zero Coupon, 03/15/22	9,000,000	8,996,220
Zero Coupon, 03/21/22	7,000,000	6,996,780

		427,872,450

Commercial Paper—0.6%
Macquarie Bank Ltd. 0.270%, 03/07/22	15,000,000	14,992,440
UBS AG 0.240%, 03/30/22	21,000,000	20,979,735

		35,972,175

Master Demand Notes—0.1%
Natixis Financial Products LLC
0.300%, OBFR + 0.230%, 01/03/22 (e)	4,000,000	4,000,000
0.320%, OBFR + 0.250%, 01/03/22 (e)	3,000,000	3,000,000

		7,000,000

Repurchase Agreements—16.2%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $63,021,438; collateralized by various Common Stock with an aggregate market value of $70,015,050.	63,000,000	63,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $50,000,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 0.750%, maturity dates ranging from 07/15/28 - 07/15/31, and an aggregate market value of $51,000,061.	50,000,000	$50,000,000
Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $80,595,772; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $82,207,619.	80,595,705	80,595,705
Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $100,000,250; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 11/15/24 - 02/15/50, and an aggregate market value of $102,000,000.	100,000,000	100,000,000
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $50,001,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $51,567,046.	50,000,000	50,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $30,010,208; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $31,014,736.	30,000,000	30,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $54,765,717; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $55,861,033.	54,765,488	54,765,488
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $20,008,167; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $21,962,758.	20,000,000	20,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $13,015,813; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $13,276,176.	13,015,650	13,015,650
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $31,200,182; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $31,838,697.	31,200,000	31,200,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $31,400,427; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $32,041,600.	31,400,000	31,400,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $231,208,991; collateralized by various Common Stock with an aggregate market value of $256,937,556.	231,200,000	231,200,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $71,201,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $79,094,415.	71,200,000	71,200,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $43,101,969; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $47,878,782.	43,100,000	43,100,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $11,100,540; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $12,334,431.	11,100,000	11,100,000
Royal Bank of Canada Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $20,006,222; collateralized by various Common Stock with an aggregate market value of $22,222,420.	20,000,000	20,000,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.173%, due on 01/03/22 with a maturity value of $15,000,216; collateralized by U.S. Treasury Obligations at 0.750%, maturing 04/30/26, and various Common Stock with an aggregate market value of $16,668,712.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $28,204,349; collateralized by various Common Stock with an aggregate market value of $31,337,736.	28,203,252	28,203,252
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $20,000,233; collateralized by various Common Stock with an aggregate market value of $22,107,293.	20,000,000	20,000,000

		963,780,095

Time Deposits—1.3%
National Bank of Canada
0.120%, OBFR + 0.050%, 01/07/22 (e)	35,000,000	35,000,000
0.140%, OBFR + 0.070%, 01/07/22 (e)	20,000,000	20,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—(Continued)
Rabobank (New York) 0.050%, 01/03/22	20,000,000	$20,000,000

		75,000,000

Mutual Funds—1.8%
AB Government Money Market Portfolio, Institutional Class 0.010% (c)	40,000,000	40,000,000
Allspring Government Money Market Fund, Select Class 0.030% (c)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c)	55,487,544	55,487,544

		105,487,544

Total Securities Lending Reinvestments (Cost $1,615,143,156)		1,615,112,264

Total Investments—121.7% (Cost $6,195,343,521)		7,228,829,942
Other assets and liabilities (net)—(21.7)%		(1,290,511,495)

Net Assets—100.0%		$5,938,318,447

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $1,579,571,922 and the collateral received consisted of cash in the amount of $1,615,077,026. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	172,422,446	GSI	03/16/22	USD	195,605,506	$985,742

Contracts to Deliver
AUD	91,844,573	DBAG	03/16/22	USD	65,379,522	(1,453,574)
CAD	441	JPMC	03/16/22	USD	344	(4)
EUR	87,990,875	GSI	03/16/22	USD	99,821,688	(503,045)
JPY	3,326,914,435	DBAG	03/16/22	USD	29,325,147	386,500
JPY	7,468,909,841	UBSA	03/16/22	USD	66,266,965	1,299,817
JPY	4,349,006,343	UBSA	03/16/22	USD	38,586,013	756,859

Net Unrealized Appreciation						$1,472,295

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	03/18/22	636	GBP	46,580,640	$1,386,962
FTSE MIB Index Futures	03/18/22	180	EUR	24,523,200	754,846
IBEX 35 Index Futures	01/21/22	281	EUR	24,403,164	1,132,933
MSCI EAFE Index Mini Futures	03/18/22	1,673	USD	194,218,570	3,105,147
Russell 2000 Index E-Mini Futures	03/18/22	1,005	USD	112,700,700	1,705,337
TOPIX Index Futures	03/10/22	1,049	JPY	20,896,080,000	743,897

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/18/22	(276)	USD	(65,667,300)	$(735,727)
U.S. Treasury Ultra Long Bond Futures	03/22/22	(531)	USD	(104,673,375)	(2,187,548)

Net Unrealized Appreciation					$5,905,847

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.090%	Quarterly	05/31/22	JPMC	S&P GSCI Commodity Index	USD	214,438,695	$16,279,772	$—	$16,279,772
Pay	0.090%	Quarterly	05/31/22	JPMC	S&P GSCI Commodity Index	USD	19,060,004	1,378,628	—	1,378,628

Totals								$17,658,400	$—	$17,658,400

(1) There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.260%	Annually	12/15/31	USD	327,000,000	$(1,422,387)	$201,151	$(1,623,538)
Pay	12M SOFR	Annually	1.288%	Annually	12/30/31	USD	45,000,000	(83,895)	730	(84,625)
Pay	12M SOFR	Annually	1.340%	Annually	11/04/31	USD	355,207,062	1,242,511	201,135	1,041,376
Pay	12M SOFR	Annually	1.360%	Annually	11/08/31	USD	666,000,000	3,553,636	3,456,338	97,298
Pay	12M SOFR	Annually	1.370%	Annually	11/03/31	USD	390,000,000	2,462,784	806,895	1,655,889

Totals								$5,752,649	$4,666,249	$1,086,400

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,084,986,149	$—	$—	$5,084,986,149
Short-Term Investments
Mutual Funds	230,842,633	—	—	230,842,633
Repurchase Agreement	—	297,888,896	—	297,888,896
Total Short-Term Investments	230,842,633	297,888,896	—	528,731,529
Securities Lending Reinvestments
Certificates of Deposit	—	427,872,450	—	427,872,450
Commercial Paper	—	35,972,175	—	35,972,175
Master Demand Notes	—	7,000,000	—	7,000,000
Repurchase Agreements	—	963,780,095	—	963,780,095
Time Deposits	—	75,000,000	—	75,000,000
Mutual Funds	105,487,544	—	—	105,487,544
Total Securities Lending Reinvestments	105,487,544	1,509,624,720	—	1,615,112,264
Total Investments	$5,421,316,326	$1,807,513,616	$—	$7,228,829,942

Collateral for Securities Loaned (Liability)	$—	$(1,615,077,026)	$—	$(1,615,077,026)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,428,918	$—	$3,428,918
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,956,623)	—	(1,956,623)
Total Forward Contracts	$—	$1,472,295	$—	$1,472,295
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,829,122	$—	$—	$8,829,122
Futures Contracts (Unrealized Depreciation)	(2,923,275)	—	—	(2,923,275)
Total Futures Contracts	$5,905,847	$—	$—	$5,905,847
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,794,563	$—	$2,794,563
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,708,163)	—	(1,708,163)
Total Centrally Cleared Swap Contracts	$—	$1,086,400	$—	$1,086,400
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$17,658,400	$—	$17,658,400

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$4,247,447,722
Affiliated investments at value (c) (d)	2,981,382,220
Cash denominated in foreign currencies (e)	201,094,109
Cash collateral (f)	127,930,000
OTC swap contracts at market value	17,658,400
Unrealized appreciation on forward foreign currency exchange contracts	3,428,918
Receivable for:
Fund shares sold	22,092
Dividends	1,831,664
Variation margin on centrally cleared swap contracts	3,114,683
Prepaid expenses	17,521

Total Assets	7,583,927,329
Liabilities
Cash collateral for OTC swap contracts	20,740,000
Unrealized depreciation on forward foreign currency exchange contracts	1,956,623
Collateral for securities loaned	1,615,077,026
Payables for:
Fund shares redeemed	1,081,842
Variation margin on futures contracts	1,739,372
Interest on OTC swap contracts	18,585
Accrued Expenses:
Management fees	2,986,495
Distribution and service fees	1,251,333
Deferred trustees’ fees	175,638
Other expenses	581,968

Total Liabilities	1,645,608,882

Net Assets	$5,938,318,447

Net Assets Consist of:
Paid in surplus	$4,844,172,453
Distributable earnings (Accumulated losses)	1,094,145,994

Net Assets	$5,938,318,447

Net Assets
Class B	$5,938,318,447
Capital Shares Outstanding*
Class B	550,540,396
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,786,846,194.
(b)	Includes securities loaned at value of $698,258,242.
(c)	Identified cost of affiliated investments was $2,408,497,327.
(d)	Includes securities loaned at value of $881,313,680.
(e)	Identified cost of cash denominated in foreign currencies was $200,210,220.
(f)	Includes collateral of $43,620,000 for futures contracts and $84,310,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying ETFs	$34,977,853
Dividends from affiliated investments	72,625,502
Interest	931
Securities lending income	1,842,976

Total investment income	109,447,262
Expenses
Management fees	40,046,323
Administration fees	231,116
Custodian and accounting fees	351,923
Distribution and service fees—Class B	15,171,663
Audit and tax services	77,882
Legal	53,082
Trustees’ fees and expenses	51,036
Shareholder reporting	98,287
Insurance	43,420
Miscellaneous	41,532

Total expenses	56,166,264
Less management fee waiver	(3,918,665)

Net expenses	52,247,599

Net Investment Income	57,199,663

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	77,295,110
Affiliated investments	104,400,612
Futures contracts	89,941,613
Swap contracts	(12,505,240)
Foreign currency transactions	(13,074,953)
Forward foreign currency transactions	(3,572,176)

Net realized gain (loss)	242,484,966

Net change in unrealized appreciation (depreciation) on:
Investments	102,157,610
Affiliated investments	144,999,638
Futures contracts	(6,952,317)
Swap contracts	25,821,421
Foreign currency transactions	373,498
Forward foreign currency transactions	(2,048,804)

Net change in unrealized appreciation (depreciation)	264,351,046

Net realized and unrealized gain (loss)	506,836,012

Net Increase (Decrease) in Net Assets From Operations	$564,035,675

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$57,199,663	$54,177,764
Net realized gain (loss)	242,484,966	2,111,428
Net change in unrealized appreciation (depreciation)	264,351,046	171,955,454

Increase (decrease) in net assets from operations	564,035,675	228,244,646

From Distributions to Shareholders
Class B	(315,055,031)	(612,507,801)

Total distributions	(315,055,031)	(612,507,801)

Increase (decrease) in net assets from capital share transactions	(462,204,968)	(111,193,750)

Total increase (decrease) in net assets	(213,224,324)	(495,456,905)

Net Assets
Beginning of period	6,151,542,771	6,646,999,676

End of period	$5,938,318,447	$6,151,542,771

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,123,743	$11,990,234	1,376,430	$13,685,824
Reinvestments	30,293,753	315,055,031	67,013,983	612,507,801
Redemptions	(74,544,536)	(789,250,233)	(73,721,618)	(737,387,375)

Net increase (decrease)	(43,127,040)	$(462,204,968)	(5,331,205)	$(111,193,750)

Increase (decrease) derived from capital shares transactions		$(462,204,968)		$(111,193,750)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.36	$11.10	$9.22	$10.84	$9.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.09	0.18	0.11	0.05
Net realized and unrealized gain (loss)	0.90	0.25	1.72	(0.82)	1.24

Total income (loss) from investment operations	1.00	0.34	1.90	(0.71)	1.29

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.02)	(0.15)	(0.07)
Distributions from net realized capital gains	(0.42)	(0.91)	0.00	(0.76)	(0.13)

Total distributions	(0.57)	(1.08)	(0.02)	(0.91)	(0.20)

Net Asset Value, End of Period	$10.79	$10.36	$11.10	$9.22	$10.84

Total Return (%) (b)	9.79	4.31	20.63	(7.18)	13.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.93	0.93	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c)(d)	0.86	0.88	0.88	0.87	0.89
Ratio of net investment income (loss) to average net assets (%)	0.94	0.90	1.71	1.08	0.47
Portfolio turnover rate (%)	11	42	36	40	1
Net assets, end of period (in millions)	$5,938.3	$6,151.5	$6,647.0	$6,256.1	$7,533.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $227,742,443 in the Subsidiary, representing 3.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $297,888,896. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $963,780,095. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$2,794,563	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,708,163
			Unrealized depreciation on futures contracts (b) (c)	2,187,548
Equity	Unrealized appreciation on futures contracts (b) (c)	8,829,122	Unrealized depreciation on futures contracts (b) (c)	735,727
Commodity	OTC swap contracts at market value (d)	17,658,400
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,428,918	Unrealized depreciation on forward foreign currency exchange contracts	1,956,623

Total		$32,711,003		$6,588,061

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Statement of Consolidated Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Consolidated Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $18,585.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$386,500	$(386,500)	$—	$—
Goldman Sachs International	985,742	(503,045)	—	482,697
JPMorgan Chase Bank N.A.	17,658,400	(4)	(17,658,396)	—
UBS AG	2,056,676	—	—	2,056,676

	$21,087,318	$(889,549)	$(17,658,396)	$2,539,373

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$1,453,574	$(386,500)	$—	$1,067,074
Goldman Sachs International	503,045	(503,045)	—	—
JPMorgan Chase Bank N.A.	4	(4)	—	—

	$1,956,623	$(889,549)	$—	$1,067,074

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$(3,572,176)	$(3,572,176)
Swap contracts . . . . . . . . . . . . . . . .	(96,434,728)	—	83,929,488	—	(12,505,240)
Futures contracts . . . . . . . . . . . . . . .	(3,412,689)	93,354,302	—	—	89,941,613

	$(99,847,417)	$93,354,302	$83,929,488	$(3,572,176)	$73,864,197

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$(2,048,804)	$(2,048,804)
Swap contracts . . . . . . . . . . . . . . . .	21,391,999	—	4,429,422	—	25,821,421
Futures contracts . . . . . . . . . . . . . . .	(2,848,958)	(4,103,359)	—	—	(6,952,317)

	$18,543,041	$(4,103,359)	$4,429,422	$(2,048,804)	$16,820,300

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions . .	624,249,177
Futures contracts long . . . . . . . . . . . . .	777,506,262
Futures contracts short . . . . . . . . . . . . .	(364,832,202)
Swap contracts . . . . . . . . . . . . . . . . . .	2,110,216,984

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$541,402,477	$0	$1,066,672,589

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$40,046,323	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.180%	First $100 million
0.130%	$100 million to $300 million
0.080%	$300 million to $600 million
0.055%	$600 million to $1 billion
0.030%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.100%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period January 1, 2021 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held at December 31, 2021
iShares Core MSCI EAFE ETF	$1,285,904,116	$—	$(91,785,341)	$13,361,470	$83,874,755	$1,291,355,000	$42,824,975	17,301,112
iShares Core S&P 500 ETF	656,436,610	—	(181,339,003)	57,694,683	94,592,180	627,384,470	8,445,269	1,315,299
iShares Core U.S. Aggregate Bond ETF	1,089,802,925	426,061,375	(546,439,492)	26,204,769	(63,889,847)	931,739,730	18,561,795	8,167,424
iShares U.S. Real Estate ETF	124,683,617	10,252,356	(41,595,193)	7,139,690	30,422,550	130,903,020	2,793,463	1,127,114

	$3,156,827,268	$436,313,731	$(861,159,029)	$104,400,612	$144,999,638	$2,981,382,220	$72,625,502

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$6,448,834,999

Gross unrealized appreciation	820,765,911
Gross unrealized (depreciation)	(19,394,493)

Net unrealized appreciation (depreciation)	$801,371,418

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$264,690,994	$423,912,376	$50,364,037	$188,595,425	$315,055,031	$612,507,801

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$114,557,596	$177,534,706	$802,229,331	$—	$1,094,321,633

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock Global Tactical Strategies Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent, custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-year period ended October 31, 2021 and underperformed its benchmark and its blended benchmark for the three- and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2021.

BHFTI-30

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the BlackRock High Yield Portfolio returned 5.54% and 5.18%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index¹, returned 5.26%.

MARKET ENVIRONMENT / CONDITIONS

The year 2021 was largely a carry type return environment, with the high yield asset class returning 5.26% per the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, on the back of continued economic recovery, rising Treasury yields, and brief periods of volatility. Volatility was primarily driven by changes in the outlook for interest rates, concerns around the Chinese property sector, and ongoing challenges related to the COVID-19 variants. Despite the brief periods of volatility, CCC-rated bonds were the outperformer for the year, returning 8.59%, followed by single-B and BB-rated bonds, which returned 4.85% and 4.61%, respectively based on the above referenced Index. Notably, high yield spreads ended the year at 285 basis points (“bps”), which is 75 bps tighter than the levels witnessed at the end of 2020.

On the back of continued economic recovery and robust new issuance, 2021 defaults saw a material decline to 0.27% after starting the year at 6.17%, which was a 10-year high for defaults in the asset class. For context, the high yield asset class has historically experienced defaults of 3.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On a relative basis, security selection in the independent energy and technology sectors benefitted excess performance. By contrast, security selection in the automotive sector and our underweight to oil field services were the largest detractors from a relative standpoint. The Portfolio’s out-of-benchmark tactical positions in equities and bank loans were significant contributors to excess performance, whereas our allocation to investment grade bonds was a slight detractor. By credit rating, the Portfolio’s underweight to BB-rated names and security selection in CCC-rated names were a drag on performance for the year, although security selection in CCC-rated bonds was additive.

The Portfolio’s broad themes remained generally consistent throughout the year, though asset allocation changes and sector-specific shifts reflected evolving market conditions as warranted. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits and CCC-rated credits. Importantly, our conviction for the Portfolio’s CCC-rated credits is based on at least one of the following: a potential for near-term upgrade to single B, a near-term catalyst for price appreciation, and/or short duration paper with substantial yield. From an asset allocation perspective, we increased our allocation to bank loans on the back of rising rate expectations, with loans now being the largest tactical allocation in the Portfolio.

At the end of the period, the Portfolio continued to maintain a tactical position to liquid high yield index securities like credit default swap index or exchange-traded funds as an efficient means of portfolio management. All derivatives performed as expected during the period.

Finally, from a sector standpoint, the Portfolio’s top sector overweights throughout the year were to the technology, cable and satellite, and building materials sectors. The Portfolio’s largest sector underweights throughout the year included the media and entertainment, finance companies, and electric sectors. By the end of the year, the Portfolio’s largest overweights were in the technology, cable and satellite, and building materials sectors, and the largest underweights were the media and entertainment, finance companies, and retailers sectors.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	5.54	6.61	7.22
Class B	5.18	6.33	6.94
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	5.26	6.28	6.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
Corporate Bonds & Notes	83.4
Floating Rate Loans	10.8
Common Stocks	2.2
Convertible Bonds	0.5

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.63%	$1,000.00	$1,016.40	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,014.00	$4.47
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—83.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.8%
Advantage Sales & Marketing, Inc.
6.500%, 11/15/28 (144A)	258,000	$270,255
Clear Channel International B.V.
6.625%, 08/01/25 (144A)	809,000	839,338
Clear Channel Outdoor Holdings, Inc.
7.500%, 06/01/29 (144A)	2,513,000	2,682,628
7.750%, 04/15/28 (144A) (a)	1,502,000	1,607,140
Lamar Media Corp.
4.000%, 02/15/30	132,000	133,914
Midas OpCo Holdings LLC
5.625%, 08/15/29 (144A)	275,000	281,531
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.250%, 01/15/29 (144A)	287,000	287,522
5.000%, 08/15/27 (144A)	366,000	374,520
Summer BC Holdco A Sarl
5.750%, 10/31/26 (EUR)	100,000	118,388
9.250%, 10/31/27 (EUR)	90,105	110,527
Terrier Media Buyer, Inc.
8.875%, 12/15/27 (144A)	1,535,000	1,658,982

		8,364,745

Aerospace/Defense—2.7%
Bombardier, Inc.
6.000%, 02/15/28 (144A)	1,051,000	1,054,185
7.125%, 06/15/26 (144A)	1,681,000	1,743,886
7.450%, 05/01/34 (144A)	110,000	134,750
7.500%, 12/01/24 (144A)	1,040,000	1,083,550
7.500%, 03/15/25 (144A)	69,000	70,294
7.875%, 04/15/27 (144A) (a)	886,000	918,871
BWX Technologies, Inc.
4.125%, 06/30/28 (144A)	597,000	605,955
4.125%, 04/15/29 (144A)	447,000	452,588
F-Brasile S.p.A. / F-Brasile U.S. LLC
7.375%, 08/15/26 (144A)	664,000	660,680
Howmet Aerospace, Inc.
5.125%, 10/01/24	31,000	33,403
Kratos Defense & Security Solutions, Inc.
6.500%, 11/30/25 (144A)	976,000	1,002,840
Rolls-Royce plc
5.750%, 10/15/27 (144A) (a)	1,939,000	2,144,340
Spirit AeroSystems, Inc.
5.500%, 01/15/25 (144A)	379,000	392,739
TransDigm, Inc.
4.625%, 01/15/29	656,000	653,822
4.875%, 05/01/29	775,000	778,332
6.250%, 03/15/26 (144A)	10,377,000	10,785,594
6.375%, 06/15/26	190,000	195,220
7.500%, 03/15/27	277,000	289,465
8.000%, 12/15/25 (144A)	1,955,000	2,062,466
Triumph Group, Inc.
8.875%, 06/01/24 (144A)	2,103,000	2,293,700

		27,356,680

Agriculture—0.0%
Tereos Finance Groupe I S.A.
7.500%, 10/30/25 (EUR)	100,000	122,028

Airlines—1.8%
Air Canada
3.875%, 08/15/26 (144A)	843,000	859,860
Air France-KLM
3.875%, 07/01/26 (EUR)	100,000	109,731
American Airlines, Inc.
11.750%, 07/15/25 (144A)	1,720,000	2,122,050
American Airlines, Inc./AAdvantage Loyalty IP, Ltd
5.500%, 04/20/26 (144A)	1,262,020	1,312,343
5.750%, 04/20/29 (144A)	3,221,780	3,443,181
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.750%, 10/20/28 (144A)	1,337,000	1,459,979
7.000%, 05/01/25 (144A)	248,000	283,566
Deutsche Lufthansa AG
2.000%, 07/14/24 (EUR)	100,000	112,996
2.875%, 05/16/27 (EUR)	100,000	111,364
3.500%, 07/14/29 (EUR)	100,000	112,427
3.750%, 02/11/28 (EUR)	100,000	114,578
Finnair Oyj
4.250%, 05/19/25 (EUR)	100,000	115,268
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd.
5.750%, 01/20/26 (144A)	939,000	982,429
International Consolidated Airlines Group S.A.
2.750%, 03/25/25 (EUR)	100,000	111,162
3.750%, 03/25/29 (EUR)	100,000	111,072
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.
6.500%, 06/20/27 (144A)	1,807,000	1,928,972
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.
8.000%, 09/20/25 (144A)	89,401	98,706
United Airlines Pass-Through Trust
4.875%, 01/15/26	112,250	116,864
5.875%, 10/15/27	1,183,323	1,296,180
United Airlines, Inc.
4.375%, 04/15/26 (144A)	1,194,000	1,245,025
4.625%, 04/15/29 (144A)	1,592,000	1,641,750

		17,689,503

Apparel—0.2%
Crocs, Inc.
4.125%, 08/15/31 (144A)	1,022,000	999,005
4.250%, 03/15/29 (144A)	397,000	392,037
Kontoor Brands, Inc.
4.125%, 11/15/29 (144A)	269,000	269,000
Levi Strauss & Co.
3.500%, 03/01/31 (144A)	275,000	280,398
William Carter Co. (The)
5.500%, 05/15/25 (144A)	95,000	98,563
Wolverine World Wide, Inc.
4.000%, 08/15/29 (144A)	276,000	268,347

		2,307,350

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—1.2%
Allison Transmission, Inc.
3.750%, 01/30/31 (144A)	881,000	$858,975
5.875%, 06/01/29 (144A)	508,000	552,450
Ford Motor Co.
3.250%, 02/12/32 (a)	1,740,000	1,781,760
4.346%, 12/08/26	128,000	139,616
4.750%, 01/15/43	227,000	250,551
5.291%, 12/08/46	293,000	344,348
Ford Motor Credit Co. LLC
2.700%, 08/10/26	800,000	807,000
2.900%, 02/16/28	733,000	734,832
3.375%, 11/13/25	206,000	214,017
3.625%, 06/17/31	200,000	210,537
3.810%, 01/09/24	987,000	1,023,756
3.815%, 11/02/27	200,000	211,462
4.000%, 11/13/30	417,000	448,609
4.125%, 08/17/27	200,000	215,876
4.134%, 08/04/25	916,000	972,105
4.271%, 01/09/27	210,000	225,750
4.389%, 01/08/26	200,000	215,500
4.687%, 06/09/25	200,000	215,000
5.113%, 05/03/29	243,000	276,109
5.125%, 06/16/25	728,000	791,700
General Motors Financial Co., Inc.
5.700%, 5Y H15 + 4.997%, 09/30/30 (a) (b)	270,000	307,800
Jaguar Land Rover Automotive plc
4.500%, 07/15/28 (EUR)	100,000	115,814
RCI Banque S.A.
2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	100,000	114,077
Renault S.A.
2.375%, 05/25/26 (EUR)	100,000	114,562
Wabash National Corp.
4.500%, 10/15/28 (144A)	606,000	612,060

		11,754,266

Auto Parts & Equipment—1.4%
Adient U.S. LLC
9.000%, 04/15/25 (144A)	413,000	438,812
Clarios Global L.P.
6.750%, 05/15/25 (144A)	1,142,000	1,196,245
Clarios Global L.P. / Clarios U.S. Finance Co.
4.375%, 05/15/26 (EUR)	167,000	194,801
6.250%, 05/15/26 (144A)	2,375,000	2,484,844
8.500%, 05/15/27 (144A) (a)	5,029,000	5,330,740
Dealer Tire LLC / DT Issuer LLC
8.000%, 02/01/28 (144A)	747,000	777,567
Dornoch Debt Merger Sub, Inc.
6.625%, 10/15/29 (144A)	306,000	302,175
Faurecia SE
2.750%, 02/15/27 (EUR)	100,000	115,938
3.750%, 06/15/28 (EUR)	100,000	118,831
Goodyear Tire & Rubber Co. (The)
5.000%, 07/15/29 (144A)	344,000	369,525
5.250%, 07/15/31 (144A) (a)	420,000	455,996
5.625%, 04/30/33 (a)	799,000	871,909
9.500%, 05/31/25	444,000	479,960

Auto Parts & Equipment—(Continued)
IHO Verwaltungs GmbH
3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	117,288
Meritor, Inc.
4.500%, 12/15/28 (144A)	164,000	164,410
Tenneco, Inc.
7.875%, 01/15/29 (144A) (a)	124,000	133,920
Titan International, Inc.
7.000%, 04/30/28	150,000	159,750
ZF Finance GmbH
2.000%, 05/06/27 (EUR)	100,000	113,725
3.000%, 09/21/25 (EUR)	100,000	118,973
3.750%, 09/21/28 (EUR)	100,000	122,673

		14,068,082

Banks—1.0%
Banca Monte dei Paschi di Siena S.p.A.
2.625%, 04/28/25 (EUR)	175,000	198,999
Banco BPM S.p.A.
2.875%, 5Y EUR Swap + 3.170%, 06/29/31 (EUR) (b)	200,000	224,714
5.000%, 5Y EUR Swap + 5.419%, 09/14/30 (EUR) (b)	100,000	121,467
Banco de Sabadell S.A.
2.000%, 5Y EUR Swap + 2.200%, 01/17/30 (EUR) (b)	100,000	111,715
2.500%, 5Y EUR Swap + 2.950%, 04/15/31 (EUR) (b)	100,000	112,785
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (d)	400,000	66,033
4.750%, 01/15/18 (EUR) (d)	1,000,000	165,082
Bank of Cyprus PcL
2.500%, 5Y EUR Swap + 2.785%, 06/24/27 (EUR) (b)	100,000	108,727
CIT Group, Inc.
5.800%, 3M LIBOR + 3.972%, 06/15/22 (b)	569,000	576,824
6.000%, 04/01/36	1,604,000	1,864,169
Citigroup, Inc.
4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	370,000	372,775
4.150%, 5Y H15 + 3.000%, 11/15/26 (b)	10,000	10,163
Goldman Sachs Group, Inc. (The)
4.950%, 5Y H15 + 3.224%, 02/10/25 (b)	1,490,000	1,545,875
Intesa Sanpaolo S.p.A.
4.198%, 1Y H15 + 2.600%, 06/01/32 (144A) (b)	415,000	418,600
4.950%, 1Y H15 + 2.750%, 06/01/42 (144A) (b)	305,000	313,357
5.148%, 06/10/30 (GBP)	100,000	151,105
5.875%, 5Y EUR Swap + 5.751%, 03/04/29 (EUR) (b)	100,000	124,836
JPMorgan Chase & Co.
4.600%, SOFR + 3.125%, 02/01/25 (b)	539,000	553,149
5.000%, SOFR + 3.380%, 08/01/24 (b)	1,401,000	1,439,527
UniCredit S.p.A.
4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (b)	100,000	113,850
4.875%, 5Y EURIBOR ICE Swap + 4.739%, 02/20/29 (EUR) (b)	200,000	244,240
Wells Fargo & Co.
3.900%, 5Y H15 + 3.453%, 03/15/26 (b)	890,000	914,475

		9,752,467

Biotechnology—0.0%
Cidron Aida Finco S.a.r.l
5.000%, 04/01/28 (EUR)	100,000	114,277
6.250%, 04/01/28 (GBP)	100,000	133,663

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Grifols Escrow Issuer S.A.
3.875%, 10/15/28 (EUR)	100,000	$114,234

		362,174

Building Materials—1.0%
Builders FirstSource, Inc.
6.750%, 06/01/27 (144A)	203,000	214,165
Cemex S.A.B. de C.V.
3.125%, 03/19/26 (EUR)	100,000	115,673
Cornerstone Building Brands, Inc.
6.125%, 01/15/29 (144A) (a)	1,180,000	1,261,243
CP Atlas Buyer, Inc.
7.000%, 12/01/28 (144A) (a)	917,000	912,415
Forterra Finance LLC / FRTA Finance Corp.
6.500%, 07/15/25 (144A)	627,000	665,435
HT Troplast GmbH
9.250%, 07/15/25 (EUR)	100,000	122,434
JELD-WEN, Inc.
4.625%, 12/15/25 (144A)	128,000	128,960
4.875%, 12/15/27 (144A)	40,000	41,046
6.250%, 05/15/25 (144A) (a)	326,000	340,670
Masonite International Corp.
3.500%, 02/15/30 (144A)	574,000	567,542
5.375%, 02/01/28 (144A)	180,000	188,775
New Enterprise Stone & Lime Co., Inc.
5.250%, 07/15/28 (144A)	222,000	225,108
9.750%, 07/15/28 (144A)	284,000	303,880
Patrick Industries, Inc.
4.750%, 05/01/29 (144A)	165,000	164,175
PCF GmbH
4.750%, 04/15/26 (EUR)	100,000	117,408
4.750%, 3M EURIBOR + 4.750%, 04/15/26 (EUR) (b)	100,000	115,505
SRM Escrow Issuer LLC
6.000%, 11/01/28 (144A)	1,977,000	2,110,546
Standard Industries, Inc.
2.250%, 11/21/26 (EUR)	100,000	111,466
3.375%, 01/15/31 (144A)	465,000	447,930
4.375%, 07/15/30 (144A) (a)	1,121,000	1,143,986
Summit Materials LLC / Summit Materials Finance Corp.
5.250%, 01/15/29 (144A)	382,000	400,107
Victors Merger Corp.
6.375%, 05/15/29 (144A) (a)	413,000	388,220

		10,086,689

Chemicals—1.6%
Ashland LLC
3.375%, 09/01/31 (144A)	943,000	935,927
Axalta Coating Systems LLC
3.375%, 02/15/29 (144A)	869,000	840,758
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV
4.750%, 06/15/27 (144A) (a)	256,000	266,880
Chemours Co. (The)
4.000%, 05/15/26 (EUR)	200,000	230,262
5.750%, 11/15/28 (144A)	257,000	268,917

Chemicals—(Continued)
Diamond BC B.V.
4.625%, 10/01/29 (144A)	727,000	721,162
Element Solutions, Inc.
3.875%, 09/01/28 (144A)	2,759,000	2,772,795
EverArc Escrow Sarl
5.000%, 10/30/29 (144A)	1,474,000	1,475,091
GCP Applied Technologies, Inc.
5.500%, 04/15/26 (144A)	458,000	469,450
HB Fuller Co.
4.250%, 10/15/28	229,000	235,870
Herens Holdco Sarl
4.750%, 05/15/28 (144A)	953,000	933,940
Herens Midco Sarl
5.250%, 05/15/29 (EUR)	100,000	106,781
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.000%, 07/01/28(144A)	627,000	668,645
INEOS Finance plc
3.375%, 03/31/26 (EUR)	100,000	116,127
Ingevity Corp.
3.875%, 11/01/28(144A)	191,000	185,986
Kobe U.S. Midco 2, Inc.
9.250%, PIK, 11/01/26 (144A) (c)	641,000	654,621
Kraton Polymers LLC / Kraton Polymers Capital Corp.
5.250%, 05/15/26 (EUR)	100,000	116,764
LSF11 A5 HoldCo LLC
6.625%, 10/15/29(144A)	312,000	307,320
Lune Holdings Sarl
5.625%, 11/15/28 (EUR)	100,000	113,850
Minerals Technologies, Inc.
5.000%, 07/01/28(144A)	365,000	378,341
Monitchem HoldCo 3 S.A.
5.250%, 03/15/25 (EUR)	100,000	116,212
Nobian Finance B.V.
3.625%, 07/15/26 (EUR)	100,000	112,569
NOVA Chemicals Corp.
4.875%, 06/01/24(144A)	161,000	166,233
SCIH Salt Holdings, Inc.
6.625%, 05/01/29 (144A) (a)	371,000	346,885
SCIL IV LLC / SCIL USA Holdings LLC
5.375%, 11/01/26(144A)	662,000	679,378
SPCM S.A.
3.125%, 03/15/27 (144A) (a)	259,000	255,939
WR Grace Holdings LLC
5.625%, 08/15/29(144A)	2,574,000	2,635,132

		16,111,835

Commercial Services—4.2%
Albion Financing 1 Sarl / Aggreko Holdings, Inc.
6.125%, 10/15/26(144A)	481,000	485,810
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.000%, 06/01/29 (144A) (a)	1,298,000	1,262,305
6.625%, 07/15/26 (144A) (a)	3,454,000	3,623,937
9.750%, 07/15/27(144A)	1,979,000	2,114,413
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.625%, 06/01/28 (EUR)	100,000	111,174

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.625%, 06/01/28 (144A) (a)	3,828,000	$3,799,750
4.875%, 06/01/28 (GBP)	100,000	131,125
AMN Healthcare, Inc.
4.000%, 04/15/29 (144A)	212,000	214,915
APi Escrow Corp.
4.750%, 10/15/29 (144A)	276,000	281,520
APi Group DE, Inc.
4.125%, 07/15/29 (144A)	352,000	353,760
APX Group, Inc.
5.750%, 07/15/29 (144A) (a)	718,000	707,230
6.750%, 02/15/27 (144A) (a)	590,000	619,500
ASGN, Inc.
4.625%, 05/15/28 (144A)	148,000	153,224
Autostrade per l’Italia S.p.A.
2.000%, 12/04/28 (EUR)	131,000	154,255
2.000%, 01/15/30 (EUR)	200,000	234,622
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.375%, 03/01/29 (144A) (a)	265,000	279,527
BCP V Modular Services Finance II plc
4.750%, 11/30/28 (EUR)	200,000	229,408
6.125%, 11/30/28 (GBP)	100,000	134,678
Bidfair Holdings, Inc.
5.875%, 06/01/29(144A)	1,022,000	1,042,440
Block, Inc.
3.500%, 06/01/31 (144A) (a)	1,564,000	1,603,100
Brink’s Co. (The)
5.500%, 07/15/25 (144A)	100,000	104,000
CoreLogic, Inc.
4.500%, 05/01/28 (144A)	1,114,000	1,109,767
EC Finance plc
3.000%, 10/15/26 (EUR)	200,000	232,823
Garda World Security Corp.
4.625%, 02/15/27 (144A)	641,000	637,795
9.500%, 11/01/27 (144A)	444,000	478,714
Gartner, Inc.
3.625%, 06/15/29 (144A)	634,000	641,006
3.750%, 10/01/30 (144A)	732,000	748,397
4.500%, 07/01/28 (144A)	603,000	629,764
Graham Holdings Co.
5.750%, 06/01/26 (144A)	80,000	83,100
HealthEquity, Inc.
4.500%, 10/01/29 (144A)	1,079,000	1,068,210
Herc Holdings, Inc.
5.500%, 07/15/27 (144A)	546,000	567,840
Hertz Corp. (The)
4.625%, 12/01/26 (144A)	346,000	348,163
5.000%, 12/01/29 (144A)	553,000	553,473
IPD 3 B.V.
5.500%, 12/01/25 (EUR)	100,000	116,890
La Financiere Atalian SASU
5.125%, 05/15/25 (EUR)	200,000	225,847
Legends Hospitality Holding Co. LLC / Legends Hospitality Co- Issuer, Inc.
5.000%, 02/01/26 (144A)	561,000	563,805
Loxam SAS
3.750%, 07/15/26 (EUR)	100,000	115,558

Commercial Services—(Continued)
Metis Merger Sub LLC
6.500%, 05/15/29 (144A)	560,000	550,026
MoneyGram International, Inc.
5.375%, 08/01/26 (144A)	284,000	288,260
MPH Acquisition Holdings LLC
5.500%, 09/01/28 (144A)	880,000	892,100
Nesco Holdings II, Inc.
5.500%, 04/15/29 (144A)	593,000	612,273
Nielsen Finance LLC / Nielsen Finance Co.
5.625%, 10/01/28 (144A)	1,147,000	1,184,278
5.875%, 10/01/30 (144A)	449,000	474,072
PECF USS Intermediate Holding III Corp.
8.000%, 11/15/29 (144A)	620,000	642,010
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, 08/31/27 (144A)	104,000	100,401
5.750%, 04/15/26 (144A)	233,000	250,165
6.250%, 01/15/28 (144A) (a)	235,000	244,988
Rekeep S.p.A.
7.250%, 02/01/26 (EUR)	100,000	121,136
Sabre GLBL, Inc.
7.375%, 09/01/25 (144A) (a)	535,000	559,075
9.250%, 04/15/25(144A)	1,088,000	1,229,440
Service Corp. International
4.000%, 05/15/31	1,622,000	1,642,275
5.125%, 06/01/29	52,000	55,770
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc.
4.625%, 11/01/26 (144A) (a)	849,000	879,572
Sotheby’s
7.375%, 10/15/27 (144A)	2,021,000	2,152,365
Techem Verwaltungsgesellschaft 674 mbH
6.000%, 07/30/26 (EUR)	87,920	102,898
Techem Verwaltungsgesellschaft 675 mbH
2.000%, 07/15/25 (EUR)	100,000	112,575
United Rentals North America, Inc.
4.875%, 01/15/28	23,000	24,170
Verisure Holding AB
3.250%, 02/15/27 (EUR)	148,000	167,878
3.500%, 05/15/23 (EUR)	119,000	136,313
3.875%, 07/15/26 (EUR)	100,000	115,809
Verisure Midholding AB
5.250%, 02/15/29 (EUR)	100,000	115,279
Verscend Escrow Corp.
9.750%, 08/15/26 (144A)	3,813,000	4,052,990

		42,467,963

Computers—0.8%
Ahead DB Holdings LLC
6.625%, 05/01/28 (144A)	282,000	279,885
Austin BidCo, Inc.
7.125%, 12/15/28 (144A)	159,000	164,168
Banff Merger Sub, Inc.
8.375%, 09/01/26 (EUR)	100,000	118,489
Booz Allen Hamilton, Inc.
3.875%, 09/01/28 (144A)	726,000	738,705
4.000%, 07/01/29 (144A)	1,077,000	1,112,417

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
CA Magnum Holdings
5.375%, 10/31/26 (144A)	1,661,000	$1,717,059
Centurion Bidco S.p.A.
5.875%, 09/30/26 (EUR)	100,000	116,981
Crowdstrike Holdings, Inc.
3.000%, 02/15/29	708,000	699,150
KBR, Inc.
4.750%, 09/30/28 (144A) (a)	397,000	404,940
NCR Corp.
5.000%, 10/01/28 (144A)	569,000	586,070
5.125%, 04/15/29 (144A)	359,000	371,637
6.125%, 09/01/29 (144A)	318,000	339,828
Science Applications International Corp.
4.875%, 04/01/28(144A)	304,000	311,600
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.750%, 06/01/25 (144A)	534,000	552,690

		7,513,619

Cosmetics/Personal Care—0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
4.750%, 01/15/29 (144A) (a)	413,000	419,711
Coty, Inc.
3.875%, 04/15/26 (EUR)	137,000	159,014
4.000%, 04/15/23 (EUR)	200,000	228,181

		806,906

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc.
3.875%, 11/15/29 (144A)	128,000	127,680
4.000%, 01/15/28 (144A)	44,000	45,022
BCPE Empire Holdings, Inc.
7.625%, 05/01/27 (144A)	283,000	288,963
H&E Equipment Services, Inc.
3.875%, 12/15/28 (144A)	98,000	97,265
IAA, Inc.
5.500%, 06/15/27 (144A)	104,000	107,770

		666,700

Diversified Financial Services—1.9%
American Express Co.
3.550%, 5Y H15 + 2.854%, 09/15/26 (a) (b)	1,985,000	1,988,474
Aretec Escrow Issuer, Inc.
7.500%, 04/01/29 (144A)	285,000	291,658
Castlelake Aviation Finance DAC
5.000%, 04/15/27 (144A) (a)	206,000	204,455
Charles Schwab Corp. (The)
4.000%, 10Y H15 + 3.079%, 12/01/30 (b)	2,010,000	2,030,100
doValue S.p.A.
3.375%, 07/31/26 (EUR)	100,000	115,045
Enact Holdings, Inc.
6.500%, 08/15/25 (144A)	989,000	1,080,482
Encore Capital Group, Inc.
4.875%, 10/15/25 (EUR)	100,000	118,546

Diversified Financial Services—(Continued)
Garfunkelux Holdco 3 S.A.
7.750%, 11/01/25 (GBP)	200,000	281,200
Global Aircraft Leasing Co., Ltd.
6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	735,562	709,817
Home Point Capital, Inc.
5.000%, 02/01/26 (144A)	510,000	473,025
Intrum AB
3.500%, 07/15/26 (EUR)	101,000	116,277
Jefferies Finance LLC / JFIN Co-Issuer Corp.
5.000%, 08/15/28 (144A)	880,000	902,000
Jerrold Finco plc
5.250%, 01/15/27 (GBP)	100,000	137,791
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	33,301
4.750%, 01/16/14 (EUR) (d)	2,140,000	15,837
5.375%, 10/17/12 (EUR) (d)	350,000	2,590
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	208,000	205,400
5.750%, 11/15/31 (144A)	272,000	270,640
6.000%, 01/15/27 (144A)	594,000	618,770
Navient Corp.
5.500%, 03/15/29	757,000	755,107
5.875%, 10/25/24	149,000	158,871
7.250%, 09/25/23	131,000	141,234
NFP Corp.
4.875%, 08/15/28 (144A)	1,164,000	1,175,640
6.875%, 08/15/28 (144A)	3,671,000	3,680,471
OneMain Finance Corp.
3.500%, 01/15/27 (a)	792,000	783,090
5.375%, 11/15/29	165,000	179,404
6.625%, 01/15/28	474,000	530,880
6.875%, 03/15/25	185,000	205,813
7.125%, 03/15/26	547,000	623,580
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.875%, 10/15/26 (144A)	520,000	516,100
SLM Corp.
3.125%, 11/02/26	481,000	476,190

		18,821,788

Electric—1.8%
Calpine Corp.
3.750%, 03/01/31 (144A)	3,000	2,891
4.500%, 02/15/28 (144A)	258,000	267,675
4.625%, 02/01/29 (144A)	82,000	80,873
5.000%, 02/01/31 (144A)	77,000	77,000
5.125%, 03/15/28 (144A)	2,537,000	2,575,461
5.250%, 06/01/26 (144A)	27,000	27,702
Clearway Energy Operating LLC
3.750%, 01/15/32 (144A)	724,000	718,570
4.750%, 03/15/28 (144A) (a)	445,000	467,806
Edison International
5.000%, 5Y H15 + 3.901%, 12/15/26 (a) (b)	480,000	490,464
5.375%, 5Y H15 + 4.698%, 03/15/26 (b)	1,100,000	1,152,360
Electricite de France S.A.
2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	233,392
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	233,962

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
FirstEnergy Corp.
2.250%, 09/01/30	51,000	$49,097
2.650%, 03/01/30	764,000	754,450
3.400%, 03/01/50	3,123,000	3,060,540
7.375%, 11/15/31	541,000	730,025
FirstEnergy Transmission LLC
4.550%, 04/01/49 (144A)	403,000	460,051
5.450%, 07/15/44 (144A)	1,075,000	1,356,591
Naturgy Finance B.V.
2.374%, 5Y EUR Swap + 2.437%, 11/23/26 (EUR) (b)	100,000	114,040
NextEra Energy Operating Partners L.P.
4.250%, 09/15/24 (144A)	12,000	12,420
NRG Energy, Inc.
3.625%, 02/15/31(144A)	694,000	676,650
3.875%, 02/15/32 (144A)	762,000	746,760
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc.
4.500%, 08/15/28 (144A)	890,000	923,375
PG&E Corp.
5.250%, 07/01/30	389,000	407,944
Public Power Corp. S.A.
3.375%, 07/31/28 (EUR)	100,000	114,283
3.875%, 03/30/26 (EUR)	100,000	116,935
Vistra Corp.
7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (b)	657,000	665,469
8.000%, 5Y H15 + 6.930%, 10/15/26 (144A) (b)	913,000	965,498
Vistra Operations Co. LLC
4.375%, 05/01/29(144A)	596,000	596,971

		18,079,255

Electrical Components & Equipment—0.2%
Belden, Inc.
4.125%, 10/15/26 (EUR)	100,000	115,885
Energizer Holdings, Inc.
4.375%, 03/31/29 (144A) (a)	40,000	39,038
4.750%, 06/15/28(144A)	255,000	260,419
WESCO Distribution, Inc.
7.125%, 06/15/25 (144A) (a)	400,000	424,000
7.250%, 06/15/28 (144A)	1,363,000	1,494,189

		2,333,531

Electronics—0.5%
II VI, Inc.
5.000%, 12/15/29 (144A)	950,000	970,159
Imola Merger Corp.
4.750%, 05/15/29 (144A)	1,489,000	1,527,789
Sensata Technologies B.V.
4.000%, 04/15/29 (144A)	1,165,000	1,189,756
5.625%, 11/01/24 (144A)	161,000	176,987
Sensata Technologies, Inc.
3.750%, 02/15/31 (144A)	200,000	199,290
4.375%, 02/15/30 (144A)	1,037,000	1,088,850

		5,152,831

Energy-Alternate Sources—0.0%
TerraForm Power Operating LLC
4.250%, 01/31/23 (144A)	203,000	207,568
4.750%, 01/15/30 (144A)	195,000	204,431

		411,999

Engineering & Construction—0.2%
Abertis Infraestructuras Finance B.V.
3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	100,000	115,978
ARCOSA, Inc.
4.375%, 04/15/29 (144A)	953,000	966,104
Brand Industrial Services, Inc.
8.500%, 07/15/25 (144A)	443,000	442,588
Dycom Industries, Inc.
4.500%, 04/15/29 (144A)	261,000	265,894
Heathrow Finance plc
4.625%, 09/01/29 (GBP) (e)	100,000	133,121
MasTec, Inc.
4.500%, 08/15/28 (144A)	444,000	461,205

		2,384,890

Entertainment—3.0%
Affinity Gaming
6.875%, 12/15/27 (144A)	349,000	362,960
AMC Entertainment Holdings, Inc.
10.000%, 06/15/26 (144A)	724,000	715,352
Boyne USA, Inc.
4.750%, 05/15/29 (144A)	642,000	661,260
Caesars Entertainment, Inc.
4.625%, 10/15/29 (144A)	1,263,000	1,263,000
6.250%, 07/01/25 (144A)	3,387,000	3,555,080
8.125%, 07/01/27 (144A) (a)	2,994,000	3,315,675
Caesars Resort Collection LLC / CRC Finco, Inc.
5.750%, 07/01/25 (144A)	691,000	721,622
CCM Merger, Inc.
6.375%, 05/01/26 (144A)	400,000	416,500
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.500%, 05/01/25 (144A)	1,828,000	1,891,980
6.500%, 10/01/28	122,000	129,930
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	332,000	343,620
5.500%, 04/01/27 (144A) (a)	655,000	674,650
Cirsa Finance International Sarl
4.500%, 03/15/27 (EUR)	100,000	111,288
4.750%, 05/22/25 (EUR)	100,000	112,854
6.250%, 12/20/23 (EUR)	84,917	97,737
CPUK Finance, Ltd.
4.875%, 08/28/25 (GBP)	100,000	135,358
Empire Resorts, Inc.
7.750%, 11/01/26 (144A)	426,000	428,130
Everi Holdings, Inc.
5.000%, 07/15/29 (144A) (a)	137,000	138,370
Gamma Bidco S.p.A.
6.250%, 07/15/25 (EUR)	100,000	116,787

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
International Game Technology plc
3.500%, 06/15/26 (EUR)	200,000	$232,083
Lions Gate Capital Holdings LLC
5.500%, 04/15/29 (144A)	365,000	371,388
Live Nation Entertainment, Inc.
3.750%, 01/15/28 (144A)	310,000	307,675
4.750%, 10/15/27 (144A)	216,000	221,940
4.875%, 11/01/24 (144A)	76,000	76,760
6.500%, 05/15/27 (144A)	2,454,000	2,684,062
Merlin Entertainments, Ltd.
5.750%, 06/15/26 (144A)	400,000	416,000
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.
4.875%, 05/01/29 (144A)	662,000	665,310
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc.
8.500%, 11/15/27 (144A)	605,000	653,400
Penn National Gaming, Inc.
4.125%, 07/01/29 (144A) (a)	241,000	233,770
Pinewood Finance Co., Ltd.
3.250%, 09/30/25 (GBP)	100,000	135,272
Powdr Corp.
6.000%, 08/01/25 (144A)	468,000	486,720
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
5.625%, 09/01/29 (144A)	307,000	304,602
5.875%, 09/01/31 (144A)	315,000	316,093
Raptor Acquisition Corp / Raptor Co-Issuer LLC
4.875%, 11/01/26(144A)	471,000	475,710
Scientific Games International, Inc.
3.375%, 02/15/26 (EUR)	200,000	229,466
5.000%, 10/15/25 (144A)	522,000	537,399
7.000%, 05/15/28 (144A)	296,000	315,240
7.250%, 11/15/29 (144A)	290,000	323,350
8.250%, 03/15/26 (144A)	873,000	918,833
8.625%, 07/01/25 (144A)	435,000	464,363
Six Flags Theme Parks, Inc.
7.000%, 07/01/25 (144A)	1,926,000	2,056,857
Vail Resorts, Inc.
6.250%, 05/15/25 (144A)	333,000	346,320
WMG Acquisition Corp.
2.250%, 08/15/31 (EUR)	100,000	112,381
3.875%, 07/15/30 (144A)	260,000	264,225
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A) (a)	1,692,000	1,717,380
7.750%, 04/15/25 (144A)	452,000	474,035

		30,532,787

Environmental Control—0.9%
Clean Harbors, Inc.
5.125%, 07/15/29 (144A)	516,000	546,960
Covanta Holding Corp.
4.875%, 12/01/29 (144A)	202,000	205,030
5.000%, 09/01/30	312,000	318,240

Environmental Control—(Continued)
GFL Environmental, Inc.
3.500%, 09/01/28 (144A)	442,000	435,370
3.750%, 08/01/25 (144A)	311,000	314,110
4.000%, 08/01/28 (144A)	1,311,000	1,284,780
4.250%, 06/01/25 (144A)	233,000	239,744
4.375%, 08/15/29 (144A)	269,000	266,478
4.750%, 06/15/29 (144A) (a)	1,134,000	1,143,922
5.125%, 12/15/26 (144A)	789,000	820,560
Madison IAQ LLC
4.125%, 06/30/28 (144A)	143,000	143,358
5.875%, 06/30/29 (144A) (a)	1,162,000	1,162,000
Stericycle, Inc.
3.875%, 01/15/29 (144A)	344,000	338,840
Tervita Corp.
11.000%, 12/01/25 (144A)	167,000	192,259
Waste Pro USA, Inc.
5.500%, 02/15/26 (144A)	1,172,000	1,166,140

		8,577,791

Food—2.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.250%, 03/15/26 (144A)	769,000	783,419
4.625%, 01/15/27 (144A) (a)	855,000	897,271
4.875%, 02/15/30 (144A)	278,000	300,162
5.875%, 02/15/28 (144A)	568,000	602,080
Bellis Acquisition Co. plc
3.250%, 02/16/26 (GBP)	200,000	260,254
Casino Guichard Perrachon S.A.
3.992%, 5Y EURIBOR ICE Swap + 3.819%, 01/31/24 (EUR) (b)	100,000	74,287
5.250%, 04/15/27 (EUR)	100,000	107,683
Chobani LLC / Chobani Finance Corp., Inc.
4.625%, 11/15/28 (144A)	578,000	593,869
7.500%, 04/15/25 (144A) (a)	891,000	917,240
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
3.750%, 12/01/31 (144A)	1,032,000	1,047,480
Kraft Heinz Foods Co.
4.375%, 06/01/46	899,000	1,052,729
4.625%, 10/01/39	178,000	209,058
4.875%, 10/01/49	2,316,000	2,908,762
5.000%, 07/15/35	186,000	227,541
5.000%, 06/04/42	314,000	390,603
5.200%, 07/15/45	765,000	972,677
5.500%, 06/01/50	3,599,000	4,872,634
6.500%, 02/09/40	365,000	519,120
6.875%, 01/26/39	547,000	803,943
Lamb Weston Holdings, Inc.
4.125%, 01/31/30 (144A) (a)	459,000	471,021
4.375%, 01/31/32(144A)	642,000	662,075
4.875%, 05/15/28 (144A) (a)	91,000	98,508
Ocado Group plc
3.875%, 10/08/26 (GBP)	100,000	131,776
Performance Food Group, Inc.
4.250%, 08/01/29 (144A)	899,000	891,862

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Picard Groupe SAS
3.875%, 07/01/26 (EUR)	100,000	$115,131
Pilgrim’s Pride Corp.
3.500%, 03/01/32 (144A)	1,532,000	1,547,320
4.250%, 04/15/31 (144A)	92,000	96,600
Post Holdings, Inc.
4.500%, 09/15/31 (144A)	280,000	277,900
4.625%, 04/15/30 (144A)	73,000	74,351
5.500%, 12/15/29 (144A)	689,000	723,884
5.750%, 03/01/27 (144A)	2,000	2,065
Premier Foods Finance plc
3.500%, 10/15/26 (GBP)	100,000	133,832
Simmons Foods, Inc.
4.625%, 03/01/29 (144A)	1,139,000	1,121,915
U.S. Foods, Inc.
4.750%, 02/15/29 (144A)	993,000	1,009,136
6.250%, 04/15/25 (144A)	309,000	321,746
United Natural Foods, Inc.
6.750%, 10/15/28 (144A)	206,000	220,585

		25,440,519

Food Service—0.1%
Aramark Services, Inc.
5.000%, 04/01/25 (144A)	579,000	590,696
6.375%, 05/01/25 (144A)	528,000	551,760

		1,142,456

Hand/Machine Tools—0.0%
IMA Industria Macchine Automatiche S.p.A.
3.750%, 01/15/28 (EUR)	100,000	112,859

Healthcare-Products—1.1%
Avantor Funding, Inc.
3.875%, 11/01/29 (144A) (a)	745,000	753,128
4.625%, 07/15/28 (144A)	2,260,000	2,356,050
Hologic, Inc.
3.250%, 02/15/29 (144A)	210,000	210,000
Mozart Debt Merger Sub, Inc.
3.875%, 04/01/29 (144A)	1,112,000	1,108,074
5.250%, 10/01/29 (144A) (a)	2,862,000	2,901,038
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
7.250%, 02/01/28 (144A)	2,216,000	2,382,200
7.375%, 06/01/25 (144A)	780,000	822,900
Teleflex, Inc.
4.250%, 06/01/28 (144A)	435,000	448,133

		10,981,523

Healthcare-Services—4.7%
Acadia Healthcare Co., Inc.
5.000%, 04/15/29 (144A)	292,000	300,030
5.500%, 07/01/28 (144A) (a)	436,000	458,267
AHP Health Partners, Inc.
5.750%, 07/15/29 (144A)	829,000	820,710

Healthcare-Services—(Continued)
Akumin Escrow, Inc.
7.500%, 08/01/28 (144A)	158,000	148,125
Akumin, Inc.
7.000%, 11/01/25 (144A)	177,000	168,451
CAB SELAS
3.375%, 02/01/28 (EUR)	100,000	113,698
Cano Health LLC
6.250%, 10/01/28 (144A)	343,000	343,010
Catalent Pharma Solutions, Inc.
2.375%, 03/01/28 (EUR)	186,000	211,318
3.125%, 02/15/29 (144A)	447,000	440,921
3.500%, 04/01/30 (144A) (a)	1,285,000	1,281,357
5.000%, 07/15/27 (144A)	82,000	85,198
Centene Corp.
2.450%, 07/15/28	1,661,000	1,636,085
2.500%, 03/01/31	4,029,000	3,922,292
2.625%, 08/01/31	1,142,000	1,119,160
3.000%, 10/15/30	2,019,000	2,052,334
4.250%, 12/15/27	179,000	186,608
4.625%, 12/15/29	2,732,000	2,946,353
Charles River Laboratories International, Inc.
3.750%, 03/15/29 (144A)	88,000	88,880
4.000%, 03/15/31 (144A)	249,000	255,128
4.250%, 05/01/28 (144A)	88,000	91,520
Chrome Bidco SASU
3.500%, 05/31/28 (EUR)	100,000	114,703
CHS/Community Health Systems, Inc.
5.625%, 03/15/27 (144A)	1,386,000	1,466,845
6.000%, 01/15/29 (144A)	1,144,000	1,219,790
6.125%, 04/01/30 (144A)	796,000	787,499
6.625%, 02/15/25 (144A)	2,559,000	2,648,565
6.875%, 04/15/29 (144A) (a)	265,000	269,969
8.000%, 03/15/26 (144A)	2,628,000	2,762,685
DaVita, Inc.
4.625%, 06/01/30 (144A)	28,000	28,665
Encompass Health Corp.
4.500%, 02/01/28	161,000	165,629
4.625%, 04/01/31	504,000	512,820
4.750%, 02/01/30	1,017,000	1,047,510
HCA, Inc.
3.500%, 09/01/30	2,045,000	2,161,309
5.375%, 02/01/25	38,000	41,762
5.625%, 09/01/28	1,252,000	1,462,949
5.875%, 02/15/26	65,000	73,312
5.875%, 02/01/29	153,000	182,307
IQVIA, Inc.
5.000%, 10/15/26 (144A)	299,000	306,849
Korian S.A.
4.125%, 5Y UKG + 9.079%, 03/15/24 (GBP) (b)	100,000	134,848
Legacy LifePoint Health LLC
4.375%, 02/15/27 (144A)	161,000	162,208
6.750%, 04/15/25 (144A)	412,000	429,510
LifePoint Health, Inc.
5.375%, 01/15/29 (144A) (a)	690,000	686,550
MEDNAX, Inc.
6.250%, 01/15/27(144A)	293,000	306,551

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
ModivCare Escrow Issuer, Inc.
5.000%, 10/01/29 (144A)	453,000	$462,631
ModivCare, Inc.
5.875%, 11/15/25 (144A)	170,000	178,500
Molina Healthcare, Inc.
3.875%, 11/15/30 (144A)	588,000	610,050
3.875%, 05/15/32 (144A)	552,000	555,450
4.375%, 06/15/28 (144A)	403,000	415,090
Prime Healthcare Services, Inc.
7.250%, 11/01/25 (144A)	1,348,000	1,428,880
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.
9.750%, 12/01/26 (144A)	235,000	248,325
Surgery Center Holdings, Inc.
6.750%, 07/01/25 (144A) (a)	1,440,000	1,450,800
10.000%, 04/15/27 (144A) (a)	877,000	931,812
Syneos Health, Inc.
3.625%, 01/15/29 (144A)	1,063,000	1,049,712
Tenet Healthcare Corp.
4.250%, 06/01/29 (144A)	396,000	402,134
4.625%, 09/01/24 (144A)	336,000	343,560
4.625%, 06/15/28 (144A)	152,000	156,180
4.875%, 01/01/26 (144A)	1,899,000	1,950,520
5.125%, 11/01/27 (144A)	1,279,000	1,331,759
6.125%, 10/01/28 (144A)	1,150,000	1,214,641
6.250%, 02/01/27 (144A)	96,000	99,360
7.500%, 04/01/25 (144A)	554,000	583,057

		47,054,741

Home Builders—0.7%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625%, 08/01/29 (144A)	270,000	266,625
4.625%, 04/01/30 (144A)	277,000	272,152
6.625%, 01/15/28 (144A)	145,000	152,975
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
4.875%, 02/15/30 (144A)	804,000	822,339
5.000%, 06/15/29 (144A)	548,000	548,384
Forestar Group, Inc.
3.850%, 05/15/26 (144A)	268,000	268,670
Installed Building Products, Inc.
5.750%, 02/01/28 (144A)	273,000	283,920
K Hovnanian Enterprises, Inc.
7.750%, 02/15/26 (144A) (a)	710,000	741,950
10.000%, 11/15/25 (144A)	178,000	188,680
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	368,000	374,790
5.250%, 12/15/27 (144A)	310,000	326,042
Meritage Homes Corp.
5.125%, 06/06/27	129,000	142,070
New Home Co., Inc. (The)
7.250%, 10/15/25 (144A)	160,000	163,200
Picasso Finance Sub, Inc.
6.125%, 06/15/25 (144A) (a)	645,000	674,025

Home Builders—(Continued)
Taylor Morrison Communities, Inc.
5.125%, 08/01/30 (144A) (a)	88,000	96,800
5.875%, 06/15/27(144A)	26,000	29,120
Thor Industries, Inc.
4.000%, 10/15/29 (144A) (a)	464,000	459,360
Toll Brothers Finance Corp.
4.350%, 02/15/28	29,000	31,755
TRI Pointe Homes, Inc.
5.250%, 06/01/27	174,000	186,833
5.700%, 06/15/28	120,000	132,000
5.875%, 06/15/24	107,000	116,496
Williams Scotsman International, Inc.
4.625%, 08/15/28 (144A)	505,000	521,412
Winnebago Industries, Inc.
6.250%, 07/15/28 (144A)	294,000	314,798

		7,114,396

Home Furnishings—0.2%
Tempur Sealy International, Inc.
3.875%, 10/15/31 (144A)	762,000	763,440
4.000%, 04/15/29 (144A)	693,000	705,128

		1,468,568

Household Products/Wares—0.2%
Central Garden & Pet Co.
4.125%, 10/15/30 (a)	431,000	434,771
4.125%, 04/30/31 (144A)	506,000	508,530
Spectrum Brands, Inc.
3.875%, 03/15/31 (144A)	187,000	184,662
5.000%, 10/01/29 (144A)	219,000	229,676
5.500%, 07/15/30 (144A)	113,000	121,193

		1,478,832

Housewares—0.3%
CD&R Smokey Buyer, Inc.
6.750%, 07/15/25 (144A)	877,000	920,850
Newell Brands, Inc.
4.875%, 06/01/25	166,000	180,940
6.000%, 04/01/46	300,000	384,912
Scotts Miracle-Gro Co. (The)
4.000%, 04/01/31 (144A)	658,000	649,775
4.375%, 02/01/32 (144A)	72,000	71,820
SWF Escrow Issuer, Inc.
6.500%, 10/01/29 (144A)	763,000	733,399

		2,941,696

Insurance—1.7%
Acrisure LLC / Acrisure Finance, Inc.
6.000%, 08/01/29 (144A)	616,000	608,300
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
4.250%, 10/15/27(144A)	3,036,000	3,036,000
5.875%, 11/01/29 (144A)	3,019,000	3,071,531
6.750%, 10/15/27 (144A)	5,389,000	5,591,087

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
AmWINS Group, Inc.
4.875%, 06/30/29 (144A)	709,000	$716,090
Ardonagh Midco 2 plc
11.500%, 12.750% PIK, 01/15/27 (144A) (a) (c)	226,387	252,125
AssuredPartners, Inc.
5.625%, 01/15/29 (144A)	326,000	317,035
BroadStreet Partners, Inc.
5.875%, 04/15/29 (144A)	344,000	337,980
Galaxy Bidco, Ltd.
6.500%, 07/31/26 (GBP)	100,000	139,307
GTCR AP Finance, Inc.
8.000%, 05/15/27 (144A)	584,000	605,900
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625%, 8.375% PIK, 10/15/25 (144A) (a) (c)	10,468	11,096
HUB International, Ltd.
7.000%, 05/01/26 (144A) (a)	2,036,000	2,091,990
MGIC Investment Corp.
5.250%, 08/15/28	332,000	348,600
Societa Cattolica di Assicurazioni S.p.A.
4.250%, 3M EURIBOR + 4.455%, 12/14/47 (EUR) (b)	100,000	128,847

		17,255,888

Internet—1.6%
Acuris Finance U.S., Inc. / Acuris Finance Sarl
5.000%, 05/01/28 (144A)	1,260,000	1,253,700
ANGI Group LLC
3.875%, 08/15/28 (144A) (a)	820,000	801,550
Arches Buyer, Inc.
4.250%, 06/01/28(144A)	241,000	240,875
Cablevision Lightpath LLC
3.875%, 09/15/27 (144A)	359,000	348,230
5.625%, 09/15/28 (144A)	532,000	524,451
Endure Digital, Inc.
6.000%, 02/15/29 (144A)	356,000	331,080
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
3.500%, 03/01/29 (144A)	317,000	314,573
5.250%, 12/01/27 (144A)	172,000	177,805
HSE Finance Sarl
5.625%, 10/15/26 (EUR)	100,000	116,397
ION Trading Technologies Sarl
5.750%, 05/15/28 (144A)	706,000	727,180
Match Group Holdings II LLC
3.625%, 10/01/31 (144A)	1,117,000	1,084,886
4.125%, 08/01/30 (144A)	95,000	95,950
4.625%, 06/01/28 (144A)	9,000	9,364
MercadoLibre, Inc.
2.375%, 01/14/26	3,000	2,918
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
4.750%, 04/30/27 (144A)	839,000	830,610
6.000%, 02/15/28 (144A) (a)	533,000	522,340
10.750%, 06/01/28 (144A)	199,000	216,910
Rakuten Group, Inc.
4.250%, 5Y EUR Swap + 4.740%, 04/22/27 (EUR) (b)	200,000	223,829

Internet—(Continued)
Twitter, Inc.
3.875%, 12/15/27 (144A)	798,000	831,620
Uber Technologies, Inc.
4.500%, 08/15/29 (144A)	1,763,000	1,795,333
6.250%, 01/15/28 (144A)	1,197,000	1,284,979
7.500%, 05/15/25 (144A)	1,685,000	1,770,733
7.500%, 09/15/27 (144A)	1,578,000	1,717,330
8.000%, 11/01/26 (144A)	624,000	664,560
United Group B.V.
4.000%, 11/15/27 (EUR)	150,000	169,067
4.625%, 08/15/28 (EUR)	100,000	113,698
4.875%, 07/01/24 (EUR)	100,000	114,774

		16,284,742

Investment Companies—0.3%
Compass Group Diversified Holdings LLC.
5.250%, 04/15/29 (144A)	534,000	559,365
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.375%, 02/01/29 (a)	805,000	784,875
4.750%, 09/15/24	301,000	312,287
5.250%, 05/15/27	1,423,000	1,463,456
6.250%, 05/15/26 (a)	124,000	129,115

		3,249,098

Iron/Steel—0.5%
Allegheny Technologies, Inc.
4.875%, 10/01/29 (a)	277,000	277,277
5.125%, 10/01/31	313,000	315,347
Big River Steel LLC / BRS Finance Corp.
6.625%, 01/31/29 (144A)	2,932,000	3,170,225
thyssenKrupp AG
1.875%, 03/06/23 (EUR)	43,000	49,590
2.875%, 02/22/24 (EUR)	181,000	211,735
United States Steel Corp.
6.875%, 03/01/29 (a)	1,058,000	1,138,673

		5,162,847

Leisure Time—1.6%
Carnival Corp.
4.000%, 08/01/28 (144A)	3,781,000	3,752,642
5.750%, 03/01/27 (144A)	2,190,000	2,190,000
6.000%, 05/01/29 (144A)	1,505,000	1,497,475
9.875%, 08/01/27 (144A)	927,000	1,059,297
10.125%, 02/01/26 (EUR)	134,000	172,323
10.500%, 02/01/26 (144A)	1,467,000	1,674,573
Life Time, Inc.
5.750%, 01/15/26 (144A)	666,000	689,310
8.000%, 04/15/26 (144A)	472,000	494,618
MajorDrive Holdings IV LLC
6.375%, 06/01/29 (144A) (a)	511,000	494,393
NCL Corp., Ltd.
5.875%, 03/15/26 (144A)	791,000	787,496
10.250%, 02/01/26 (144A)	171,000	198,897
NCL Finance, Ltd.
6.125%, 03/15/28 (144A) (a)	765,000	753,525

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Royal Caribbean Cruises, Ltd.
5.500%, 08/31/26 (144A)	311,000	$316,225
5.500%, 04/01/28 (144A)	953,000	964,017
9.125%, 06/15/23 (144A)	362,000	382,815
10.875%, 06/01/23 (144A)	222,000	242,536
11.500%, 06/01/25 (144A)	286,000	320,320
Viking Ocean Cruises Ship VII, Ltd.
5.625%, 02/15/29 (144A)	483,000	482,396

		16,472,858

Lodging—0.7%
Boyd Gaming Corp.
4.750%, 12/01/27	386,000	393,720
4.750%, 06/15/31 (144A)	978,000	997,560
8.625%, 06/01/25 (144A)	271,000	290,382
Genting New York LLC / GENNY Capital, Inc.
3.300%, 02/15/26 (144A)	204,000	202,022
Hilton Domestic Operating Co., Inc.
4.000%, 05/01/31 (144A)	573,000	585,916
4.875%, 01/15/30	1,305,000	1,394,719
5.375%, 05/01/25 (144A)	131,000	136,319
5.750%, 05/01/28 (144A)	117,000	125,005
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.875%, 04/01/27	361,000	371,830
MGM Resorts International
5.750%, 06/15/25	61,000	65,651
Station Casinos LLC
4.500%, 02/15/28 (144A)	422,000	424,405
4.625%, 12/01/31 (144A) (a)	662,000	667,428
Travel + Leisure Co.
6.625%, 07/31/26 (144A)	278,000	308,258
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/28 (144A)	314,000	323,420
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A) (a)	426,000	435,508

		6,722,143

Machinery-Construction & Mining—0.3%
Terex Corp.
5.000%, 05/15/29 (144A)	754,000	774,735
Vertiv Group Corp.
4.125%, 11/15/28 (144A)	1,808,000	1,826,080

		2,600,815

Machinery-Diversified—0.9%
ATS Automation Tooling Systems, Inc.
4.125%, 12/15/28 (144A)	237,000	238,778
Clark Equipment Co.
5.875%, 06/01/25 (144A) (a)	159,000	165,161
Colfax Corp.
6.375%, 02/15/26 (144A)	258,000	266,708
GrafTech Finance, Inc.
4.625%, 12/15/28 (144A)	736,000	747,040
Husky III Holding, Ltd.
13.000%, PIK, 02/15/25 (144A) (a) (c)	720,000	756,000

Machinery-Diversified—(Continued)
Mueller Water Products, Inc.
4.000%, 06/15/29 (144A)	271,000	273,710
OT Merger Corp.
7.875%, 10/15/29 (144A)	317,000	311,849
Renk AG
5.750%, 07/15/25 (EUR)	100,000	118,233
Schenck Process Holding GmbH
5.375%, 06/15/23 (EUR)	100,000	113,623
Stevens Holding Co., Inc.
6.125%, 10/01/26 (144A)	365,000	389,181
Titan Acquisition, Ltd. / Titan Co-Borrower LLC
7.750%, 04/15/26 (144A)	1,634,000	1,658,510
TK Elevator Holdco GmbH
6.625%, 07/15/28 (EUR)	90,000	107,940
7.625%, 07/15/28 (144A)	1,313,000	1,406,551
TK Elevator Midco GmbH
4.375%, 07/15/27 (EUR)	100,000	117,550
TK Elevator U.S. Newco, Inc.
5.250%, 07/15/27 (144A)	1,979,000	2,080,424

		8,751,258

Media—6.0%
Altice Financing S.A.
2.250%, 01/15/25 (EUR)	100,000	110,982
3.000%, 01/15/28 (EUR)	148,000	159,475
5.000%, 01/15/28 (144A)	958,000	934,903
5.750%, 08/15/29 (144A)	2,634,000	2,607,660
AMC Networks, Inc.
4.250%, 02/15/29 (a)	303,000	301,106
4.750%, 08/01/25 (a)	595,000	607,644
Block Communications, Inc.
4.875%, 03/01/28 (144A)	285,000	285,000
Cable One, Inc.
4.000%, 11/15/30 (144A)	233,000	228,340
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	2,166,000	2,185,017
4.250%, 01/15/34 (144A) (a)	2,553,000	2,511,712
4.500%, 08/15/30 (144A)	1,450,000	1,483,625
4.500%, 05/01/32	1,189,000	1,223,184
4.500%, 06/01/33 (144A) (a)	682,000	695,797
4.750%, 03/01/30 (144A)	655,000	681,200
5.000%, 02/01/28 (144A)	950,000	988,000
5.375%, 06/01/29 (144A) (a)	557,000	601,078
Clear Channel Worldwide Holdings, Inc.
5.125%, 08/15/27 (144A)	3,919,000	4,055,224
CSC Holdings LLC
4.125%, 12/01/30 (144A)	1,289,000	1,258,386
4.500%, 11/15/31 (144A)	1,024,000	1,011,200
4.625%, 12/01/30 (144A) (a)	1,511,000	1,429,784
5.000%, 11/15/31 (144A)	758,000	730,522
5.375%, 02/01/28 (144A)	223,000	230,888
5.750%, 01/15/30 (144A)	1,007,000	1,003,224
6.500%, 02/01/29 (144A)	741,000	792,870
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
5.875%, 08/15/27 (144A)	1,302,000	1,332,870

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp.
5.000%, 03/15/23	1,318,000	$1,350,950
5.125%, 06/01/29	1,278,000	1,162,980
5.250%, 12/01/26 (144A)	3,428,000	3,482,111
5.750%, 12/01/28 (144A)	2,647,000	2,673,470
5.875%, 07/15/22	1,627,000	1,653,439
7.750%, 07/01/26 (a)	430,000	453,650
GCI LLC
4.750%, 10/15/28 (144A)	189,000	193,961
iHeartCommunications, Inc.
8.375%, 05/01/27	90,667	95,594
LCPR Senior Secured Financing DAC
5.125%, 07/15/29 (144A)	1,142,000	1,147,710
6.750%, 10/15/27 (144A)	1,373,000	1,441,650
Midcontinent Communications / Midcontinent Finance Corp.
5.375%, 08/15/27 (144A)	366,000	376,980
Radiate Holdco LLC / Radiate Finance, Inc.
4.500%, 09/15/26 (144A)	1,705,000	1,722,050
6.500%, 09/15/28 (144A)	4,007,000	4,025,172
Scripps Escrow II, Inc.
3.875%, 01/15/29 (144A)	37,000	36,954
Sinclair Television Group, Inc.
4.125%, 12/01/30 (144A)	824,000	780,740
Sirius XM Radio, Inc.
3.125%, 09/01/26 (144A)	1,332,000	1,332,386
3.875%, 09/01/31 (144A)	1,805,000	1,769,712
4.000%, 07/15/28 (144A)	1,356,000	1,363,580
4.125%, 07/01/30 (144A)	229,000	229,000
5.000%, 08/01/27 (144A)	330,000	342,982
Summer BidCo B.V.
9.000%, PIK, 11/15/25 (EUR) (c)	104,875	121,788
Tele Columbus AG
3.875%, 05/02/25 (EUR)	109,000	122,235
Telenet Finance Luxembourg Notes S.a.r.l.
5.500%, 03/01/28 (144A)	800,000	824,000
Univision Communications, Inc.
5.125%, 02/15/25 (144A) (a)	248,000	250,480
6.625%, 06/01/27 (144A)	184,000	198,260
UPC Broadband Finco B.V.
4.875%, 07/15/31 (144A)	1,160,000	1,183,200
UPC Holding B.V.
3.875%, 06/15/29 (EUR)	100,000	115,985
UPCB Finance VII, Ltd.
3.625%, 06/15/29 (EUR)	100,000	116,127
Videotron, Ltd.
3.625%, 06/15/29 (144A) (a)	766,000	769,830
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/28 (144A)	1,272,000	1,281,597
Ziggo B.V.
4.250%, 01/15/27 (EUR)	80,000	92,889
4.875%, 01/15/30 (144A)	385,000	394,856
5.500%, 01/15/27 (144A)	627,000	644,243
Ziggo Bond Co. B.V.
5.125%, 02/28/30 (144A)	248,000	249,240
6.000%, 01/15/27 (144A) (a)	351,000	361,530

		59,811,022

Metal Fabricate/Hardware—0.1%
Advanced Drainage Systems, Inc.
5.000%, 09/30/27 (144A)	561,000	579,934
Roller Bearing Co. of America, Inc.
4.375%, 10/15/29 (144A)	335,000	341,700
Vallourec S.A.
8.500%, 06/30/26 (EUR)	69,000	80,874

		1,002,508

Mining—1.5%
Arconic Corp.
6.000%, 05/15/25 (144A)	294,000	307,230
6.125%, 02/15/28 (144A)	805,000	856,681
Constellium SE
3.750%, 04/15/29 (144A) (a)	1,966,000	1,934,338
5.625%, 06/15/28 (144A) (a)	513,000	539,435
5.875%, 02/15/26 (144A)	325,000	329,300
Freeport-McMoRan, Inc.
4.375%, 08/01/28	910,000	954,362
5.400%, 11/14/34	166,000	202,105
5.450%, 03/15/43	2,732,000	3,434,370
Joseph T Ryerson & Son, Inc.
8.500%, 08/01/28 (144A)	250,000	271,875
Kaiser Aluminum Corp.
4.500%, 06/01/31 (144A) (a)	330,000	324,637
4.625%, 03/01/28 (144A) (a)	131,000	132,310
New Gold, Inc.
6.375%, 05/15/25 (144A)	177,000	181,868
7.500%, 07/15/27 (144A) (a)	974,000	1,034,875
Novelis Corp.
3.250%, 11/15/26 (144A)	1,219,000	1,229,666
3.875%, 08/15/31 (144A)	1,294,000	1,285,912
4.750%, 01/30/30 (144A)	1,673,000	1,758,741
Novelis Sheet Ingot Gmbh Co.
3.375%, 04/15/29 (EUR)	100,000	116,947
Vedanta Resources Finance II plc
8.950%, 03/11/25 (144A)	574,000	559,650

		15,454,302

Miscellaneous Manufacturing—0.1%
Amsted Industries, Inc.
5.625%, 07/01/27 (144A)	339,000	352,560
EnPro Industries, Inc.
5.750%, 10/15/26	161,000	168,245
Gates Global LLC / Gates Corp.
6.250%, 01/15/26 (144A)	453,000	467,722

		988,527

Office/Business Equipment—0.0%
Xerox Corp.
4.800%, 03/01/35	237,000	237,303

Oil & Gas—5.2%
Aethon United BR L.P. / Aethon United Finance Corp.
8.250%, 02/15/26 (144A) (a)	1,231,000	1,322,340

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Antero Resources Corp.
5.375%, 03/01/30 (144A)	198,000	$211,662
7.625%, 02/01/29 (144A)	391,000	434,010
Apache Corp.
4.250%, 01/15/30 (a)	513,000	556,708
5.100%, 09/01/40	1,434,000	1,620,420
5.250%, 02/01/42	134,000	154,769
5.350%, 07/01/49	164,000	187,370
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
5.875%, 06/30/29 (144A)	1,085,000	1,043,976
9.000%, 11/01/27 (144A)	1,006,000	1,343,010
BP Capital Markets plc
4.250%, 5Y UKG + 4.170%, 03/22/27 (GBP) (b)	100,000	140,600
Callon Petroleum Co.
6.125%, 10/01/24	289,000	284,665
8.000%, 08/01/28 (144A) (a)	1,767,000	1,784,670
9.000%, 04/01/25 (144A)	2,064,000	2,229,120
Centennial Resource Production LLC
6.875%, 04/01/27 (144A) (a)	1,166,000	1,189,320
Chesapeake Energy Corp.
5.875%, 02/01/29 (144A)	42,000	44,930
CITGO Petroleum Corp.
6.375%, 06/15/26 (144A)	581,000	589,715
7.000%, 06/15/25 (144A)	600,000	617,454
Civitas Resources, Inc.
5.000%, 10/15/26 (144A)	243,000	245,381
CNX Resources Corp.
6.000%, 01/15/29 (144A)	219,000	227,760
Colgate Energy Partners III LLC
5.875%, 07/01/29 (144A)	951,000	979,530
7.750%, 02/15/26 (144A)	298,000	321,840
Comstock Resources, Inc.
5.875%, 01/15/30 (144A)	976,000	1,000,400
6.750%, 03/01/29 (144A) (a)	1,278,000	1,386,119
7.500%, 05/15/25 (144A)	352,000	363,000
CrownRock L.P. / CrownRock Finance, Inc.
5.625%, 10/15/25 (144A)	1,929,000	1,972,402
EQT Corp.
3.125%, 05/15/26 (144A)	467,000	479,390
3.625%, 05/15/31 (144A) (a)	131,000	135,913
3.900%, 10/01/27	707,000	758,272
5.000%, 01/15/29	172,000	190,490
7.500%, 02/01/30	458,000	588,530
Great Western Petroleum LLC / Great Western Finance Corp.
12.000%, 09/01/25 (144A)	296,000	310,800
Harbour Energy plc
5.500%, 10/15/26 (144A)	215,000	213,387
Independence Energy Finance LLC
7.250%, 05/01/26 (144A)	1,074,000	1,115,617
Matador Resources Co.
5.875%, 09/15/26 (a)	1,489,000	1,533,670
Murphy Oil Corp.
5.750%, 08/15/25	271,000	278,555
6.375%, 12/01/42	64,000	64,000
Nabors Industries, Inc.
7.375%, 05/15/27 (144A) (a)	573,000	593,164

Oil & Gas—(Continued)
Nabors Industries, Ltd.
7.250%, 01/15/26 (144A)	151,000	139,675
7.500%, 01/15/28 (144A)	387,000	350,235
Neptune Energy Bondco plc
6.625%, 05/15/25 (144A)	400,000	408,500
Northern Oil and Gas, Inc.
8.125%, 03/01/28 (144A)	1,519,000	1,602,545
Occidental Petroleum Corp.
3.000%, 02/15/27	12,000	12,180
4.100%, 02/15/47	347,000	340,060
4.200%, 03/15/48	1,248,000	1,248,000
4.300%, 08/15/39	1,198,000	1,194,729
4.400%, 04/15/46	3,262,000	3,343,550
4.400%, 08/15/49 (a)	257,000	260,213
4.500%, 07/15/44	590,000	607,703
4.625%, 06/15/45	1,190,000	1,234,625
5.500%, 12/01/25 (a)	208,000	230,749
5.550%, 03/15/26	76,000	84,611
6.200%, 03/15/40	2,242,000	2,757,660
6.600%, 03/15/46	51,000	66,173
6.950%, 07/01/24	153,000	170,110
8.875%, 07/15/30	93,000	125,425
Parkland Corp.
5.875%, 07/15/27 (144A)	473,000	499,015
PDC Energy, Inc.
6.125%, 09/15/24	140,000	141,750
Range Resources Corp.
4.875%, 05/15/25	210,000	216,825
9.250%, 02/01/26	68,000	73,290
Repsol International Finance B.V.
3.750%, 5Y EUR Swap + 4.000%, 03/11/26 (EUR) (b)	100,000	120,169
Rockcliff Energy II LLC
5.500%, 10/15/29 (144A)	902,000	929,060
SM Energy Co.
5.625%, 06/01/25	185,000	186,388
6.500%, 07/15/28 (a)	193,000	199,755
6.750%, 09/15/26 (a)	337,000	346,267
10.000%, 01/15/25 (144A) (a)	1,875,000	2,063,700
Southwestern Energy Co.
4.750%, 02/01/32	614,000	646,606
5.375%, 02/01/29	1,408,000	1,488,960
Sunoco L.P. / Sunoco Finance Corp.
5.875%, 03/15/28	282,000	298,215
6.000%, 04/15/27 (a)	131,000	136,620
Tap Rock Resouces LLC
7.000%, 10/01/26 (144A)	2,055,000	2,137,200
Transocean, Inc.
11.500%, 01/30/27 (144A)	330,000	323,400
UGI International LLC
2.500%, 12/01/29 (EUR)	100,000	112,341
Vine Energy Holdings LLC
6.750%, 04/15/29 (144A)	1,517,000	1,645,945

		52,255,208

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.4%
Archrock Partners L.P. / Archrock Partners Finance Corp.
6.250%, 04/01/28 (144A)	779,000	$812,279
6.875%, 04/01/27 (144A)	416,000	436,800
CGG S.A.
7.750%, 04/01/27 (EUR)	100,000	112,882
ChampionX Corp.
6.375%, 05/01/26	172,000	178,880
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp.
6.875%, 04/01/26	511,000	531,440
6.875%, 09/01/27	704,000	743,600
Weatherford International, Ltd.
6.500%, 09/15/28 (144A)	37,000	39,150
8.625%, 04/30/30 (144A)	587,000	609,394

		3,464,425

Packaging & Containers—1.7%
ARD Finance S.A.
6.500%, 7.250% PIK, 06/30/27 (144A) (c)	2,016,000	2,076,480
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc
4.000%, 09/01/29 (144A) (a)	2,914,000	2,887,046
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	685,000	700,412
4.750%, 07/15/27 (144A) (GBP)	151,000	204,221
5.250%, 08/15/27 (144A) (a)	1,972,000	1,984,325
Ball Corp.
2.875%, 08/15/30	87,000	84,390
3.125%, 09/15/31	1,140,000	1,125,750
Canpack S.A. / Canpack U.S. LLC
3.125%, 11/01/25 (144A)	249,000	249,000
Crown Americas LLC / Crown Americas Capital Corp.
4.750%, 02/01/26	71,000	72,775
Crown Cork & Seal Co., Inc.
7.375%, 12/15/26	79,000	95,294
Intertape Polymer Group, Inc.
4.375%, 06/15/29 (144A)	354,000	354,000
LABL, Inc.
5.875%, 11/01/28 (144A) (a)	773,000	796,673
Mauser Packaging Solutions Holding Co.
5.500%, 04/15/24 (144A) (a)	1,054,000	1,063,665
OI European Group B.V.
2.875%, 02/15/25 (EUR)	100,000	114,727
3.125%, 11/15/24 (EUR)	100,000	116,824
Sealed Air Corp.
4.000%, 12/01/27 (144A)	179,000	186,541
Trivium Packaging Finance B.V.
5.500%, 08/15/26 (144A)	1,247,000	1,296,880
8.500%, 08/15/27 (144A)	3,734,000	3,948,705

		17,357,708

Pharmaceuticals—2.1%
180 Medical, Inc.
3.875%, 10/15/29 (144A)	385,000	389,813

Pharmaceuticals—(Continued)
AdaptHealth LLC
5.125%, 03/01/30 (144A)	137,000	139,398
6.125%, 08/01/28 (144A)	154,000	163,240
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	643,000	675,150
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	287,000	292,740
5.000%, 02/15/29 (144A)	646,000	570,095
6.250%, 02/15/29 (144A)	653,000	620,507
7.000%, 01/15/28 (144A)	184,000	183,080
7.250%, 05/30/29 (144A)	1,387,000	1,373,130
9.000%, 12/15/25 (144A)	483,000	508,686
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/27 (EUR)	100,000	115,728
4.375%, 01/15/28 (EUR)	100,000	118,637
5.500%, 01/15/28 (144A)	588,000	595,350
Elanco Animal Health, Inc.
5.900%, 08/28/28	20,000	23,200
Endo DAC / Endo Finance LLC / Endo Finco, Inc.
9.500%, 07/31/27 (144A) (a)	1,437,000	1,462,751
Endo Luxembourg Finance Co. I S.a.r.l.
6.125%, 04/01/29 (144A)	1,228,000	1,203,440
Gruenenthal GmbH
4.125%, 05/15/28 (EUR)	100,000	117,310
Jazz Securities DAC
4.375%, 01/15/29 (144A)	1,068,000	1,105,850
Nidda Healthcare Holding GmbH
3.500%, 09/30/24 (EUR)	400,000	453,868
Option Care Health, Inc.
4.375%, 10/31/29 (144A) (a)	369,000	369,923
Organon & Co. / Organon Foreign Debt Co-Issuer BV
2.875%, 04/30/28 (EUR)	100,000	114,614
4.125%, 04/30/28 (144A)	2,130,000	2,164,612
5.125%, 04/30/31 (144A)	1,887,000	1,971,311
P&L Development LLC / PLD Finance Corp.
7.750%, 11/15/25 (144A)	701,000	701,876
Par Pharmaceutical, Inc.
7.500%, 04/01/27 (144A)	2,318,000	2,368,834
PRA Health Sciences, Inc.
2.875%, 07/15/26 (144A)	1,042,000	1,043,302
Prestige Brands, Inc.
3.750%, 04/01/31 (144A)	738,000	715,860
Rossini Sarl
6.750%, 10/30/25 (EUR)	141,000	166,329
Teva Pharmaceutical Finance Netherlands B.V.
7.125%, 01/31/25	394,000	421,580
Teva Pharmaceutical Finance Netherlands II B.V.
3.750%, 05/09/27 (EUR)	166,000	187,810
6.000%, 01/31/25 (EUR)	200,000	244,777

		20,582,801

Pipelines—5.2%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp.
5.375%, 06/15/29 (144A)	546,000	576,038
5.750%, 03/01/27 (144A)	196,000	203,105

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Buckeye Partners L.P.
4.125%, 03/01/25 (144A)	67,000	$69,178
5.600%, 10/15/44	415,000	404,085
5.850%, 11/15/43	318,000	312,039
Cheniere Energy Partners L.P.
3.250%, 01/31/32 (144A)	2,614,000	2,640,140
4.000%, 03/01/31 (a)	1,922,000	2,016,082
4.500%, 10/01/29	1,031,000	1,092,860
Cheniere Energy, Inc.
4.625%, 10/15/28	4,911,000	5,223,929
CNX Midstream Partners L.P.
4.750%, 04/15/30 (144A)	255,000	254,044
CQP Holdco L.P. / BIP-V Chinook Holdco LLC
5.500%, 06/15/31 (144A)	1,688,000	1,761,850
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
6.000%, 02/01/29 (144A)	21,000	21,814
DCP Midstream Operating L.P.
5.600%, 04/01/44	14,000	17,416
6.450%, 11/03/36 (144A)	620,000	811,382
6.750%, 09/15/37 (144A)	843,000	1,127,639
DT Midstream, Inc.
4.125%, 06/15/29 (144A)	1,149,000	1,176,289
4.375%, 06/15/31 (144A)	1,512,000	1,572,480
Energy Transfer L.P.
6.500%, 5Y H15 + 5.694%, 11/15/26 (a) (b)	1,710,000	1,739,925
EnLink Midstream LLC
5.375%, 06/01/29	178,000	182,005
5.625%, 01/15/28 (144A)	385,000	400,400
EnLink Midstream Partners L.P.
4.150%, 06/01/25	39,000	40,422
4.400%, 04/01/24	429,000	448,305
4.850%, 07/15/26 (a)	55,000	57,888
5.050%, 04/01/45	67,000	64,655
5.600%, 04/01/44 (a)	424,000	427,636
EQM Midstream Partners L.P.
4.125%, 12/01/26	103,000	105,575
4.500%, 01/15/29 (144A)	333,000	346,320
4.750%, 01/15/31 (144A)	1,059,000	1,119,892
6.000%, 07/01/25 (144A)	554,000	602,475
6.500%, 07/01/27 (144A)	783,000	876,960
Genesis Energy L.P. / Genesis Energy Finance Corp.
6.500%, 10/01/25	111,000	109,612
7.750%, 02/01/28	246,000	247,845
Harvest Midstream I L.P.
7.500%, 09/01/28 (144A)	131,000	140,170
Hess Midstream Operations L.P.
4.250%, 02/15/30 (144A)	691,000	685,817
Howard Midstream Energy Partners LLC
6.750%, 01/15/27 (144A)	136,000	139,360
ITT Holdings LLC
6.500%, 08/01/29 (144A)	917,000	907,830
New Fortress Energy, Inc.
6.500%, 09/30/26 (144A)	2,301,000	2,283,742
6.750%, 09/15/25 (144A)	1,999,000	2,018,990

Pipelines—(Continued)
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500%, 02/01/26 (144A)	420,000	433,146
NGPL PipeCo LLC
7.768%, 12/15/37 (144A)	691,000	967,428
NuStar Logistics L.P.
5.750%, 10/01/25	302,000	324,988
6.000%, 06/01/26	239,000	259,315
6.375%, 10/01/30	53,000	58,830
Rubis Terminal Infra SAS
5.625%, 05/15/25 (EUR)	102,000	120,627
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
8.500%, 10/15/26 (144A)	370,000	385,514
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.000%, 01/15/32 (144A)	129,000	134,805
4.875%, 02/01/31	700,000	760,165
5.375%, 02/01/27	22,000	22,673
5.500%, 03/01/30	829,000	905,682
6.500%, 07/15/27	298,000	319,456
6.875%, 01/15/29	718,000	803,284
Venture Global Calcasieu Pass LLC
3.875%, 08/15/29 (144A)	2,214,000	2,297,025
3.875%, 11/01/33 (144A)	4,874,000	5,120,527
4.125%, 08/15/31 (144A)	1,950,000	2,067,000
Western Midstream Operating L.P.
4.750%, 08/15/28	84,000	92,820
5.300%, 03/01/48 (a)	994,000	1,197,775
5.450%, 04/01/44	826,000	987,070
5.500%, 08/15/48	199,000	237,709
6.500%, 02/01/50	1,929,000	2,281,052

		52,003,085

Real Estate—0.6%
ADLER Group S.A.
2.750%, 11/13/26 (EUR)	200,000	191,268
3.250%, 08/05/25 (EUR)	200,000	197,416
Aroundtown S.A.
3.375%, 5Y EUR Swap + 3.980%, 09/23/24 (EUR) (b)	100,000	117,509
Citycon Oyj
4.496%, 5Y EUR Swap + 4.711%, 11/24/24 (EUR) (b)	100,000	113,123
Cushman and Wakefield U.S. Borrower LLC
6.750%, 05/15/28 (144A)	656,000	701,920
DIC Asset AG
2.250%, 09/22/26 (EUR)	100,000	107,873
Fastighets AB Balder
2.873%, 5Y EUR Swap + 3.188%, 06/02/81 (EUR) (b)	100,000	108,470
Five Point Operating Co. L.P. / Five Point Capital Corp.
7.875%, 11/15/25 (144A)	200,000	208,620
Heimstaden Bostad AB
2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	107,305
3.000%, 5Y EUR Swap + 3.268%, 10/29/27 (EUR) (b)	100,000	108,474
3.375%, 5Y EUR Swap + 3.914%, 01/15/26 (EUR) (b)	100,000	112,809
Howard Hughes Corp. (The)
4.125%, 02/01/29 (144A)	382,000	387,100

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Howard Hughes Corp. (The)
4.375%, 02/01/31 (144A)	308,000	$311,080
5.375%, 08/01/28 (144A)	141,000	150,171
Kennedy-Wilson, Inc.
4.750%, 02/01/30	371,000	376,085
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750%, 01/15/29 † (144A) (a)	679,000	695,975
7.625%, 06/15/25 † (144A)	279,000	295,740
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (d) (f) (g)	70,000	0
Unique Pub Finance Co. plc (The)
6.464%, 03/30/32 (GBP)	400,000	649,538
WeWork Cos. LLC / WW Co-Obligor, Inc.
5.000%, 07/10/25 (144A)	890,000	772,627

		5,713,103

Real Estate Investment Trusts—2.8%
American Finance Trust, Inc. / American Finance Operating Partner L.P.
4.500%, 09/30/28 (144A)	180,000	181,325
Brookfield Property REIT, Inc.
4.500%, 04/01/27 (144A)	490,000	480,724
CTR Partnership L.P. / Caretrust Capital Corp.
3.875%, 06/30/28 (144A)	433,000	441,660
Diversified Healthcare Trust
9.750%, 06/15/25	474,000	512,844
Global Net Lease, Inc. / Global Net Lease Operating Partnership L.P.
3.750%, 12/15/27 (144A)	330,000	322,284
GLP Capital L.P. / GLP Financing II, Inc.
3.250%, 01/15/32 (a)	125,000	125,674
HAT Holdings I LLC / HAT Holdings II LLC
3.375%, 06/15/26 (144A)	513,000	518,130
Iron Mountain Information Management Services, Inc.
5.000%, 07/15/32 (144A)	963,000	985,602
Iron Mountain UK plc
3.875%, 11/15/25 (GBP)	100,000	136,016
Iron Mountain, Inc.
5.250%, 07/15/30 (144A)	773,000	814,604
5.625%, 07/15/32 (144A)	812,000	868,989
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.250%, 02/01/27 (144A)	712,000	716,649
4.750%, 06/15/29 (144A)	365,000	374,125
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
3.875%, 02/15/29 (144A)	674,000	707,700
4.500%, 09/01/26	803,000	863,225
4.500%, 01/15/28	1,264,000	1,365,120
4.625%, 06/15/25 (144A)	768,000	818,757
5.625%, 05/01/24	170,000	181,682
5.750%, 02/01/27	405,000	457,650
MPT Operating Partnership L.P. / MPT Finance Corp.
3.500%, 03/15/31	3,524,000	3,563,645
4.625%, 08/01/29 (a)	950,000	1,002,250
5.000%, 10/15/27	99,000	103,579

Real Estate Investment Trusts—(Continued)
RHP Hotel Properties L.P. / RHP Finance Corp.
4.500%, 02/15/29 (144A)	566,000	566,000
4.750%, 10/15/27	1,017,000	1,037,340
RLJ Lodging Trust L.P.
3.750%, 07/01/26 (144A) (a)	353,000	354,942
4.000%, 09/15/29 (144A)	268,000	265,138
SBA Communications Corp.
3.875%, 02/15/27	1,474,000	1,518,220
Service Properties Trust
4.350%, 10/01/24	89,000	87,220
5.500%, 12/15/27	281,000	288,385
7.500%, 09/15/25	555,000	601,306
Starwood Property Trust, Inc.
5.500%, 11/01/23 (144A)	68,000	70,380
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC
4.750%, 04/15/28 (144A)	905,000	897,516
6.000%, 01/15/30 (144A) (a)	365,000	351,256
6.500%, 02/15/29 (144A)	1,134,000	1,130,105
7.875%, 02/15/25 (144A)	27,000	28,181
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A)	211,000	214,165
3.750%, 02/15/27 (144A)	920,000	950,217
4.125%, 08/15/30 (144A)	1,689,000	1,786,117
4.250%, 12/01/26 (144A) (a)	1,839,000	1,915,263
4.625%, 12/01/29 (144A)	847,000	901,399

		28,505,384

Retail—3.3%
1011778 BC ULC / New Red Finance, Inc.
3.875%, 01/15/28 (144A)	566,000	573,222
4.375%, 01/15/28 (144A)	1,620,000	1,652,400
5.750%, 04/15/25 (144A)	296,000	307,100
Arko Corp.
5.125%, 11/15/29 (144A)	502,000	485,058
Asbury Automotive Group, Inc.
4.500%, 03/01/28 (a)	282,000	287,640
4.750%, 03/01/30	282,000	286,583
5.000%, 02/15/32 (144A)	437,000	453,475
Bath & Body Works, Inc.
6.750%, 07/01/36	153,000	188,955
6.875%, 11/01/35	922,000	1,145,585
Beacon Roofing Supply, Inc.
4.125%, 05/15/29 (144A)	260,000	259,862
Carvana Co.
4.875%, 09/01/29 (144A)	609,000	580,072
5.500%, 04/15/27 (144A)	731,000	723,690
Constellation Automotive Financing plc
4.875%, 07/15/27 (GBP)	100,000	133,149
Douglas GmbH
6.000%, 04/08/26 (EUR)	100,000	113,508
eG Global Finance plc
6.250%, 10/30/25 (EUR)	180,000	210,053
6.750%, 02/07/25 (144A)	958,000	969,975

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
eG Global Finance plc
8.500%, 10/30/25 (144A)	525,000	$544,031
Foundation Building Materials, Inc.
6.000%, 03/01/29 (144A)	471,000	462,758
Golden Nugget, Inc.
6.750%, 10/15/24 (144A) (a)	2,381,000	2,381,000
Goldstory SASU
5.375%, 03/01/26 (EUR)	100,000	116,127
Group 1 Automotive, Inc.
4.000%, 08/15/28 (144A)	90,000	89,663
GYP Holdings III Corp.
4.625%, 05/01/29 (144A)	609,000	610,522
IRB Holding Corp.
7.000%, 06/15/25 (144A)	315,000	333,261
Ken Garff Automotive LLC
4.875%, 09/15/28 (144A) (a)	286,000	286,358
LBM Acquisition LLC
6.250%, 01/15/29 (144A) (a)	1,186,000	1,172,657
LCM Investments Holdings II LLC
4.875%, 05/01/29 (144A) (a)	761,000	782,064
Lithia Motors, Inc.
3.875%, 06/01/29 (144A)	345,000	352,211
Murphy Oil USA, Inc.
4.750%, 09/15/29	302,000	317,855
NMG Holding Co., Inc. / Neiman Marcus Group LLC
7.125%, 04/01/26 (144A)	1,007,000	1,068,800
Penske Automotive Group, Inc.
3.500%, 09/01/25 (a)	423,000	432,518
3.750%, 06/15/29	181,000	179,416
PetSmart, Inc. / PetSmart Finance Corp.
4.750%, 02/15/28 (144A)	1,262,000	1,295,127
7.750%, 02/15/29 (144A)	3,496,000	3,797,530
Sonic Automotive, Inc.
4.625%, 11/15/29 (144A)	163,000	164,549
Specialty Building Products Holdings LLC / SBP Finance Corp.
6.375%, 09/30/26 (144A)	704,000	737,841
SRS Distribution, Inc.
4.625%, 07/01/28 (144A)	1,630,000	1,636,112
6.000%, 12/01/29 (144A)	970,000	974,850
6.125%, 07/01/29 (144A)	917,000	934,533
Staples, Inc.
7.500%, 04/15/26 (144A)	1,683,000	1,729,282
10.750%, 04/15/27 (144A)	509,000	479,733
Stonegate Pub Co. Financing plc
8.250%, 07/31/25 (GBP)	200,000	274,365
Suburban Propane Partners L.P./Suburban Energy Finance Corp.
5.000%, 06/01/31 (144A) (a)	347,000	350,904
Tendam Brands S.A.U.
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (EUR) (b)	100,000	112,996
Very Group Funding plc (The)
6.500%, 08/01/26 (GBP)	100,000	134,773
White Cap Buyer LLC
6.875%, 10/15/28 (144A)	2,041,000	2,127,742
White Cap Parent LLC
8.250%, PIK, 03/15/26 (144A) (a) (c)	517,000	528,632

Retail—(Continued)
Yum! Brands, Inc.
4.750%, 01/15/30 (144A)	45,000	48,713
5.350%, 11/01/43	14,000	15,481

		32,842,731

Semiconductors—0.2%
AMS AG
6.000%, 07/31/25 (EUR)	100,000	120,254
Entegris, Inc.
3.625%, 05/01/29 (144A) (a)	251,000	251,628
4.375%, 04/15/28 (144A)	325,000	333,937
ON Semiconductor Corp.
3.875%, 09/01/28 (144A)	703,000	720,575
Synaptics, Inc.
4.000%, 06/15/29 (144A)	488,000	495,320

		1,921,714

Software—2.8%
ACI Worldwide, Inc.
5.750%, 08/15/26 (144A)	954,000	994,545
Black Knight InfoServ LLC
3.625%, 09/01/28 (144A)	815,000	813,932
Boxer Parent Co., Inc.
6.500%, 10/02/25 (EUR)	200,000	238,688
7.125%, 10/02/25 (144A)	689,000	722,589
9.125%, 03/01/26 (144A)	1,771,000	1,846,267
Camelot Finance S.A.
4.500%, 11/01/26 (144A)	162,000	167,670
Castle U.S. Holding Corp.
9.500%, 02/15/28 (144A)	581,000	605,692
Cedacri Mergeco S.p.A.
4.625%, 3M EURIBOR + 4.625%, 05/15/28 (EUR) (b)	100,000	114,074
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.750%, 03/01/25 (144A)	2,151,000	2,169,456
Clarivate Science Holdings Corp.
3.875%, 07/01/28 (144A)	1,044,000	1,049,220
4.875%, 07/01/29 (144A)	2,056,000	2,085,031
Consensus Cloud Solutions, Inc.
6.000%, 10/15/26 (144A)	197,000	204,900
6.500%, 10/15/28 (144A)	179,000	187,055
Dun & Bradstreet Corp. (The)
5.000%, 12/15/29 (144A)	970,000	992,339
6.875%, 08/15/26 (144A)	798,000	829,920
Elastic NV
4.125%, 07/15/29 (144A)	1,009,000	998,284
Fair Isaac Corp.
4.000%, 06/15/28 (144A)	725,000	745,249
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl
4.625%, 05/01/28 (144A)	558,000	548,235
MicroStrategy, Inc.
6.125%, 06/15/28 (144A)	852,000	854,130
MSCI, Inc.
3.250%, 08/15/33 (144A)	497,000	502,591

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
MSCI, Inc.
3.625%, 09/01/30 (144A)	383,000	$391,618
3.625%, 11/01/31 (144A)	329,000	341,338
3.875%, 02/15/31 (144A)	169,000	175,971
4.000%, 11/15/29 (144A)	68,000	71,060
Nuance Communications, Inc.
5.625%, 12/15/26	234,000	241,408
Open Text Corp.
3.875%, 12/01/29 (144A)	430,000	435,375
Open Text Holdings, Inc.
4.125%, 02/15/30 (144A)	344,000	354,320
Playtika Holding Corp.
4.250%, 03/15/29 (144A)	957,000	937,860
PTC, Inc.
4.000%, 02/15/28 (144A)	228,000	231,990
Rackspace Technology Global, Inc.
5.375%, 12/01/28 (144A) (a)	404,000	393,900
Rocket Software, Inc.
6.500%, 02/15/29 (144A) (a)	353,000	344,387
SS&C Technologies, Inc.
5.500%, 09/30/27 (144A) (a)	2,769,000	2,893,605
Twilio, Inc.
3.875%, 03/15/31	938,000	947,099
Veritas U.S. Inc. / Veritas Bermuda, Ltd.
7.500%, 09/01/25 (144A)	2,454,000	2,539,890
ZoomInfo Technologies LLC
3.875%, 02/01/29 (144A) (a)	1,267,000	1,256,104

		28,225,792

Telecommunications—8.1%
Altice France Holding S.A.
6.000%, 02/15/28 (144A) (a)	1,062,000	1,014,210
10.500%, 05/15/27 (144A)	4,307,000	4,630,025
Altice France S.A.
2.500%, 01/15/25 (EUR)	100,000	112,142
4.125%, 01/15/29 (EUR)	100,000	112,996
4.250%, 10/15/29 (EUR)	100,000	112,996
5.125%, 01/15/29 (144A)	331,000	322,725
5.125%, 07/15/29 (144A)	2,816,000	2,746,867
5.500%, 01/15/28 (144A)	364,000	361,237
5.500%, 10/15/29 (144A)	2,814,000	2,771,790
5.875%, 02/01/27 (EUR)	200,000	237,662
8.125%, 02/01/27 (144A)	2,130,000	2,276,437
Avaya, Inc.
6.125%, 09/15/28 (144A) (a)	2,248,000	2,382,880
British Telecommunications plc
4.875%, 5Y H15 + 3.493%, 11/23/81 (144A) (a) (b)	200,000	201,322
CommScope Technologies LLC
6.000%, 06/15/25 (144A)	741,000	741,000
CommScope, Inc.
4.750%, 09/01/29 (144A) (a)	1,275,000	1,267,108
6.000%, 03/01/26 (144A)	460,000	473,800
7.125%, 07/01/28 (144A) (a)	774,000	760,455
8.250%, 03/01/27 (144A)	476,000	489,180

Telecommunications—(Continued)
Connect Finco S.a.r.l. / Connect U.S. Finco LLC
6.750%, 10/01/26 (144A)	4,960,000	5,214,200
Consolidated Communications, Inc.
6.500%, 10/01/28 (144A)	1,804,000	1,912,240
Frontier Communications Holdings LLC
5.000%, 05/01/28 (144A)	1,877,000	1,933,310
5.875%, 10/15/27 (144A)	1,060,000	1,120,950
6.000%, 01/15/30 (144A) (a)	1,037,000	1,042,185
6.750%, 05/01/29 (144A)	1,012,000	1,052,480
Iliad Holding SASU
6.500%, 10/15/26 (144A) (a)	1,346,000	1,414,282
7.000%, 10/15/28 (144A)	1,315,000	1,382,814
Intelsat Jackson Holdings S.A.
8.000%, 02/15/24 (144A) (d)	142,000	143,952
Kaixo Bondco Telecom S.A.
5.125%, 09/30/29 (EUR)	100,000	114,440
Koninklijke KPN NV
2.000%, 5Y EUR Swap + 2.344%, 11/08/24 (EUR) (b)	200,000	227,700
Level 3 Financing, Inc.
3.625%, 01/15/29 (144A)	304,000	288,800
3.750%, 07/15/29 (144A) (a)	1,327,000	1,260,650
4.250%, 07/01/28 (144A)	992,000	982,080
Ligado Networks LLC
15.500%, PIK, 11/01/23 (144A) (c)	1,539,756	1,251,190
Lorca Telecom Bondco S.A.
4.000%, 09/18/27 (EUR)	200,000	231,400
Lumen Technologies, Inc.
4.000%, 02/15/27 (144A)	94,000	95,368
4.500%, 01/15/29 (144A) (a)	1,471,000	1,423,192
5.125%, 12/15/26 (144A) (a)	1,940,000	2,018,822
5.375%, 06/15/29 (144A) (a)	1,678,000	1,678,000
6.750%, 12/01/23	183,000	197,640
7.500%, 04/01/24 (a)	544,000	595,680
7.600%, 09/15/39	170,000	182,326
7.650%, 03/15/42	675,000	726,364
Nokia Oyj
6.625%, 05/15/39	397,000	549,349
Oi S.A.
10.000%, 07/27/25 (a) (c)	14,000	12,285
Sable International Finance, Ltd.
5.750%, 09/07/27 (144A)	273,000	279,484
SES S.A.
2.875%, 5Y EUR Swap + 3.190%, 05/27/26 (EUR) (b)	100,000	113,992
SoftBank Group Corp.
2.125%, 07/06/24 (EUR)	100,000	112,402
2.875%, 01/06/27 (EUR)	100,000	107,873
3.375%, 07/06/29 (EUR)	100,000	105,880
4.500%, 04/20/25 (EUR)	200,000	236,808
4.750%, 07/30/25 (EUR)	100,000	119,542
5.000%, 04/15/28 (EUR)	100,000	116,981
Sprint Capital Corp.
6.875%, 11/15/28 (a)	2,597,000	3,285,205
8.750%, 03/15/32	2,754,000	4,131,000
Sprint Corp.
7.125%, 06/15/24	120,000	134,719

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Note—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Corp.
7.625%, 03/01/26	1,206,000	$1,447,924
7.875%, 09/15/23	235,000	258,794
Switch, Ltd.
3.750%, 09/15/28 (144A)	720,000	725,400
4.125%, 06/15/29 (144A)	1,764,000	1,803,690
T-Mobile USA, Inc.
2.625%, 02/15/29	946,000	931,810
2.875%, 02/15/31	886,000	875,014
3.500%, 04/15/31	1,110,000	1,154,822
3.500%, 04/15/31 (144A)	953,000	991,482
4.750%, 02/01/28	242,000	254,705
Telecom Italia Capital S.A.
6.000%, 09/30/34	1,052,000	1,112,664
6.375%, 11/15/33	539,000	580,398
7.200%, 07/18/36	214,000	245,364
7.721%, 06/04/38	204,000	239,756
Telecom Italia Finance S.A.
7.750%, 01/24/33 (EUR)	42,000	63,540
Telecom Italia S.p.A.
1.625%, 01/18/29 (EUR)	155,000	161,468
4.000%, 04/11/24 (EUR)	100,000	119,258
5.303%, 05/30/24 (144A)	271,000	285,217
Telefonica Europe B.V.
4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (b)	200,000	244,493
5.875%, 10Y EUR Swap + 4.301%, 03/31/24 (EUR) (b)	100,000	124,808
Telesat Canada / Telesat LLC
4.875%, 06/01/27 (144A)	304,000	268,432
ViaSat, Inc.
5.625%, 04/15/27 (144A)	310,000	319,517
6.500%, 07/15/28 (144A)	1,470,000	1,473,675
Viavi Solutions, Inc.
3.750%, 10/01/29 (144A)	806,000	805,960
Vmed O2 UK Financing I plc
4.000%, 01/31/29 (GBP)	100,000	132,501
4.250%, 01/31/31 (144A)	213,000	208,740
4.500%, 07/15/31 (GBP)	134,000	180,697
4.750%, 07/15/31 (144A)	1,876,000	1,899,450
Vodafone Group plc
3.000%, 5Y EUR Swap + 3.227%, 08/27/80 (EUR) (b)	100,000	114,704
3.100%, 5Y EUR Swap + 2.669%, 01/03/79 (EUR) (b)	200,000	234,815
Zayo Group Holdings, Inc.
4.000%, 03/01/27 (144A) (a)	3,532,000	3,481,740
6.125%, 03/01/28 (144A) (a)	4,193,000	4,130,105

		81,681,360

Toys/Games/Hobbies—0.2%
Mattel, Inc.
3.750%, 04/01/29 (144A) (a)	260,000	269,425
5.450%, 11/01/41	834,000	995,588
5.875%, 12/15/27 (144A)	213,000	228,966
6.200%, 10/01/40 (a)	680,000	879,832

		2,373,811

Transportation—0.2%
CMA CGM S.A.
7.500%, 01/15/26 (EUR)	100,000	125,270
Danaos Corp.
8.500%, 03/01/28 (144A)	108,000	118,260
Getlink SE
3.500%, 10/30/25 (EUR)	100,000	117,220
Poste Italiane S.p.A.
2.625%, 5Y EURIBOR Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	163,946
Seaspan Corp.
5.500%, 08/01/29 (144A)	949,000	958,490

		1,483,186

Trucking & Leasing—0.1%
Fortress Transportation and Infrastructure Investors LLC
5.500%, 05/01/28 (144A)	793,000	808,146
6.500%, 10/01/25 (144A)	165,000	170,569
9.750%, 08/01/27 (144A)	107,000	119,840

		1,098,555

Water—0.0%
Thames Water Kemble Finance plc
4.625%, 05/19/26 (GBP)	168,000	231,909

Total Corporate Bonds & Notes (Cost $815,017,926)		837,195,552

Floating Rate Loans (h)—10.8%

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 3.629%, 3M LIBOR + 3.500%, 08/21/26	1,671,408	1,650,385

Aerospace/Defense—0.1%
Cobham Ultra U.S. Co-Borrower LLC
Term Loan B, 11/16/28 (i)	216,000	216,270
Sequa Mezzanine Holdings LLC
Extended Term Loan, 7.750%, PIK, 3M LIBOR + 6.750%, 11/28/23	388,300	391,456
Spirit Aerosystems, Inc.
Term Loan B, 4.250%, 1M LIBOR + 3.750%, 01/15/25	478,531	479,876

		1,087,602

Airlines—0.5%
AAdvantage Loyalty IP, Ltd.
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	1,571,284	1,631,189
Air Canada
Term Loan B, 4.250%, 3M LIBOR + 3.500%, 08/11/28	949,000	949,791
Mileage Plus Holdings LLC
Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/21/27	402,000	425,366
SkyMiles IP, Ltd.
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	696,000	737,673
United Airlines, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	1,671,370	1,680,656

		5,424,675

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.1%
Clarios Global L.P.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	508,693	$506,414

Building Materials—0.1%
CP Atlas Buyer, Inc.
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 11/23/27	222,335	221,584
CPG International, Inc.
Term Loan, 3.250%, 3M LIBOR + 2.500%, 05/05/24	233,724	234,133
Forterra Finance, LLC
Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/25/23	199,725	199,838
Standard Industries, Inc.
Term Loan B, 3.000%, 3M LIBOR + 2.500%, 09/22/28	316,924	317,408

		972,963

Chemicals—0.3%
Ascend Performance Materials Operations LLC
Term Loan B, 5.500%, 3M LIBOR + 4.750%, 08/27/26	887,683	893,786
Atotech B.V.
Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/18/28	1,165,145	1,164,364
New Arclin U.S. Holding Corp.
Delayed Draw Term Loan, 10/02/28 (j)	66,069	66,083
Term Loan, 4.250%, 1M LIBOR + 3.750%, 09/30/28	452,573	452,668
W.R. Grace & Co.
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 09/22/28	860,000	862,580

		3,439,481

Commercial Services—0.9%
Amentum Government Services Holdings LLC
Term Loan B, 3.602%, 1M LIBOR + 3.500%, 01/29/27	141,840	140,200
AVSC Holding Corp.
2nd Lien Term Loan, 8.250%, 3M LIBOR + 7.250%, 09/01/25	658,678	530,236
PECF USS Intermediate Holding III Corp.
Term Loan B, 12/15/28 (i)	2,132,283	2,137,081
Sabre GLBL, Inc.
Term Loan B1, 4.000%, 1M LIBOR + 3.500%, 12/17/27	429,222	424,286
Term Loan B2, 4.000%, 1M LIBOR + 3.500%, 12/17/27	684,205	676,336
Sotheby’s
Term Loan B, 5.000%, 3M LIBOR + 4.500%, 01/15/27	155,630	156,213
TruGreen L.P.
2nd Lien Term Loan, 9.250%, 3M LIBOR + 8.500%, 11/02/28	378,000	382,725
Verscend Holding Corp.
2nd Lien Term Loan, 7.500%, 1M LIBOR + 7.000%, 04/02/29	1,564,000	1,569,865
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	2,563,651	2,566,322

		8,583,264

Computers—0.8%
Banff Merger Sub, Inc.
2nd Lien Term Loan, 6.000%, 3M LIBOR + 5.500%, 02/27/26	1,141,000	1,152,981
Magenta Buyer LLC
1st Lien Term Loan, 5.750%, 3M LIBOR + 5.000%, 07/27/28	2,089,763	2,088,891
2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.250%, 07/27/29	1,089,000	1,085,597

Computers—(Continued)
Banff Merger Sub, Inc.
Peraton Holding Corp.
2nd Lien Term Loan B1, 8.500%, 1M LIBOR + 7.750%, 02/01/29	730,000	742,090
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	2,150,335	2,155,134
Tempo Acquisition LLC
Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	68,465	68,647
TierPoint LLC
Term Loan, 4.500%, 1M LIBOR + 3.750%, 05/05/26	313,683	314,303

		7,607,643

Distribution/Wholesale—0.0%
Dealer Tire LLC
Term Loan B, 4.354%, 1M LIBOR + 4.250%, 12/12/25	164,640	164,928
KAR Auction Services, Inc.
Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	118,878	117,244

		282,172

Diversified Financial Services—0.2%
AqGen Ascensus, Inc.
2nd Lien Term Loan, 7.000%, 3M LIBOR + 6.500%, 08/02/29	485,964	487,787
AqGen Island Holdings, Inc.
Term Loan B, 08/02/28 (i)	405,000	404,325
Deerfield Dakota Holding LLC
2nd Lien Term Loan, 7.500%, 1M LIBOR + 6.750%, 04/07/28	558,000	570,206

		1,462,318

Electric—0.0%
Calpine Corp.
Term Loan B10, 2.104%, 1M LIBOR + 2.000%, 08/12/26	35,686	35,305

Electronics—0.1%
II-VI, Inc.
Bridge Term Loan B, 12/01/28 (i)	753,000	753,157

Engineering & Construction—0.5%
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	4,656,396	4,567,426
KKR Apple Bidco LLC
Term Loan, 3.500%, 1M LIBOR + 3.000%, 09/23/28	445,000	444,135
2nd Lien Term Loan, 6.250%, 1M LIBOR + 5.750%, 09/21/29	70,000	71,072

		5,082,633

Entertainment—0.0%
Great Canadian Gaming Corp.
Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/01/26	147,000	147,276

Environmental Control—0.1%
Filtration Group Corp.
Incremental Term Loan, 4.000%, 1M LIBOR + 3.500%, 10/21/28	629,423	629,580

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
GFL Environmental, Inc.
Term Loan, 3.500%, 1M LIBOR + 3.000%, 05/30/25	202,128	$202,797
Madison IAQ LLC
Term Loan, 3.750%, 6M LIBOR + 3.250%, 06/21/28	266,660	266,799

		1,099,176

Food—0.1%
Celestial-Saturn Parent, Inc.
2nd Lien Term Loan, 7.000%, 1M LIBOR + 6.500%, 06/04/29	669,000	676,944

Healthcare-Products—0.2%
Ortho-Clinical Diagnostics S.A.
Term Loan B, 3.102%, 1M LIBOR + 3.000%, 06/30/25	176,323	176,482
Term Loan B, 3.500%, 3M EURIBOR + 3.500%, 06/30/25 (EUR)	874,404	997,842
Sotera Health Holdings LLC
Term Loan, 3.250%, 3M LIBOR + 2.750%, 12/11/26	849,000	847,054

		2,021,378

Healthcare-Services—0.4%
Da Vinci Purchaser Corp.
Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/08/27	396,955	397,947
Envision Healthcare Corp.
1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	1,403,952	1,134,042
Icon Luxembourg Sarl
Term Loan, 2.750%, 3M LIBOR + 2.500%, 07/03/28	1,187,995	1,189,728
Medical Solutions LLC
2nd Lien Term Loan, 7.500%, 3M LIBOR + 7.000%, 11/01/29	321,000	321,000
Quorum Health Corp.
Term Loan, 8.000%, 3M LIBOR + 7.000%, 04/29/25	581,642	569,039
RegionalCare Hospital Partners Holdings, Inc.
Term Loan B, 3.852%, 1M LIBOR + 3.750%, 11/16/25	251,646	251,740

		3,863,496

Housewares—0.1%
Springs Windows Fashions, LLC
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/06/28	749,000	743,382

Insurance—0.2%
Alliant Holdings Intermediate, LLC
Term Loan B4, 4.000%, 1M LIBOR + 3.500%, 11/06/27	616,455	616,455
Asurion LLC
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	160,937	160,015
Ryan Specialty Group LLC
Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	423,640	424,391
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	181,322	180,166
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 09/03/26	503,100	503,274
Sedgwick Claims Management Services, Inc.
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	177,938	178,456

		2,062,757

Internet—0.3%
Barracuda Networks, Inc.
2nd LienTerm Loan, 7.500%, 3M LIBOR + 6.750%, 10/30/28	431,683	435,820
CNT Holdings I Corp.
Term Loan, 4.250%, 3M LIBOR + 3.750%, 11/08/27	533,965	534,499
I-Logic Technologies Bidco Ltd.
Term Loan B, 4.500%, 3M LIBOR + 4.000%, 02/16/28	242,396	243,456
MH Sub I LLC
2nd Lien Term Loan, 6.352%, 1M LIBOR + 6.250%, 02/12/29	129,000	130,290
Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 09/13/24	506,714	508,456
Proofpoint, Inc.
1st Lien Term Loan, 3.750%, 3M LIBOR + 3.250%, 08/31/28	643,000	642,357
PUG LLC
Term Loan, 3.604%, 1M LIBOR + 3.500%, 02/12/27	376,284	368,758

		2,863,636

Leisure Time—0.0%
Life Time Fitness, Inc.
Term Loan B, 5.750%, 3M LIBOR + 4.750%, 12/16/24	195,340	197,084

Lodging—0.1%
Golden Nugget, Inc.
Initial Term Loan, 13.000%, 1M LIBOR + 12.000%, 10/04/23	122,507	131,695
Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	863,959	859,835

		991,530

Machinery-Diversified—0.3%
Chamberlain Group, Inc.
Term Loan B, 4.000%, 1M LIBOR + 3.500%, 11/03/28	1,027,000	1,027,320
Titan Acquisition, Ltd.
Term Loan B, 3.354%, 1M LIBOR + 3.000%, 03/28/25	1,973,313	1,942,019

		2,969,339

Media—0.4%
A-L Parent LLC
1st Lien Term Loan, 4.250%, 1M LIBOR + 3.250%, 12/01/23	159,200	151,514
Altice Financing S.A.
Term Loan B, 2.874%, 3M LIBOR + 2.750%, 07/15/25	80,070	79,303
DirecTV Financing LLC
Term Loan, 5.750%, 3M LIBOR + 5.000%, 08/02/27	2,300,058	2,305,677
MSG National Properties LLC
Term Loan, 7.000%, 3M LIBOR + 6.250%, 11/12/25	904,860	926,350
Radiate Holdco, LLC
Term Loan B, 4.000%, 1M LIBOR + 3.250%, 09/25/26	132,000	131,734

		3,594,578

Metal Fabricate/Hardware-0.0%
Grinding Media Inc.
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/12/28	260,348	260,510

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.0%
Momentive Performance Materials, Inc.
Term Loan B, 3.360%, 1M LIBOR + 3.250%, 05/15/24	173,272	$173,299

Oil & Gas—0.5%
Ascent Resources Utica Holdings LLC
Fixed 2nd Lien Term Loan, 10.000%, 3M LIBOR + 9.000%, 11/01/25	5,059,703	5,480,290

Oil & Gas Services—0.0%
Lealand Finance Company B.V.
Make Whole Term Loan, 3.104%, 1M LIBOR + 3.000%, 06/30/24	31,220	18,576

Packaging & Containers—0.1%
BWAY Holding Co.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/03/24	1,264,648	1,249,969
Charter NEX U.S., Inc.
Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/01/27	174,867	175,523

		1,425,492

Pharmaceuticals—0.3%
Endo Luxembourg Finance Co. I S.a.r.l.
Term Loan, 5.750%, 3M LIBOR + 5.000%, 03/27/28	1,085,784	1,059,996
Gainwell Acquisition Corp.
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	1,818,570	1,825,958

		2,885,954

Pipelines—0.1%
Freeport LNG Investments LLLP
Term Loan B, 4.000%, 3M LIBOR + 3.500%, 12/21/28	557,500	552,738

Retail—0.4%
Foundation Building Materials Holding Co. LLC
Term Loan, 3.750%, 3M LIBOR + 3.250%, 02/03/28	253,045	251,542
IRB Holding Corp.
Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	874,170	875,263
LBM Acquisition LLC
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 12/17/27	113,932	113,113
PetSmart, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/11/28	1,473,308	1,478,218
Staples, Inc.
Term Loan, 5.132%, 3M LIBOR + 5.000%, 04/16/26	372,137	360,375
White Cap Buyer LLC
Term Loan B, 4.500%, 1M LIBOR + 4.000%, 10/19/27	1,227,600	1,230,499

		4,309,010

Semiconductors—0.1%
MKS Instruments, Inc.
Term Loan, 10/21/28 (i)	961,000	960,099

Shipbuilding—0.1%
MHI Holdings LLC
Term Loan B, 5.104%, 1M LIBOR + 5.000%, 09/21/26	948,403	951,169

Software—2.1%
Ascend Learning, LLC
2nd Lien Term Loan, 6.250%, 3M LIBOR + 5.750%, 12/10/29	345,000	347,588
Athenahealth, Inc.
Term Loan B1, 4.400%, 3M LIBOR + 4.250%, 02/11/26	301,720	301,909
Banff Merger Sub, Inc.
Term Loan, 3.974%, 3M LIBOR + 3.750%, 10/02/25	882,380	879,991
Camelot U.S. Acquisition 1 Co.
Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	274,230	274,161
Cloudera, Inc.
Second Lien Term Loan, 6.500%, 1M LIBOR + 6.000%, 10/08/29	727,000	728,818
Term Loan, 4.250%, 1M LIBOR + 3.750%, 10/08/28	2,074,000	2,069,246
Dun & Bradstreet Corp. (The)
Term Loan, 3.352%, 1M LIBOR + 3.250%, 02/06/26	963,317	960,788
Epicor Software Corp.
2nd Lien Term Loan, 8.750%, 1M LIBOR + 7.750%, 07/31/28	210,000	215,618
Term Loan, 4.000%, 1M LIBOR + 3.250%, 07/30/27	576,425	576,769
Grab Holdings, Inc.
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 01/29/26	394,023	395,746
Greeneden U.S., Holdings II LLC
Term Loan B4, 4.750%, 1M LIBOR + 4.000%, 12/01/27	615,765	618,715
Helios Software Holdings, Inc.
Term Loan B, 3.974%, 3M LIBOR + 3.750%, 03/11/28	302,429	301,105
Planview Parent, Inc.
2nd Lien Term Loan, 8.000%, 3M LIBOR + 7.250%, 12/18/28	370,000	370,925
Polaris Newco LLC
Term Loan B, 4.500%, 3M LIBOR + 4.000%, 06/02/28	995,505	996,563
Proofpoint, Inc.
2nd Lien Term Loan, 6.750%, 3M LIBOR + 6.250%, 08/31/29	939,000	951,520
Realpage, Inc.
1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	825,930	824,485
2nd Lien Term Loan, 7.250%, 1M LIBOR + 6.500%, 04/23/29	1,295,154	1,321,057
Renaissance Holding Corp.
1st Lien Term Loan, 3.354%, 1M LIBOR + 3.250%, 05/30/25	12,347	12,238
Severin Acquisition LLC
Term Loan B, 3.104%, 1M LIBOR + 3.000%, 08/01/25	201,760	201,066
Sophia L.P.
2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.000%, 10/09/28	1,828,000	1,880,555
Term Loan B, 4.000%, 3M LIBOR + 3.500%, 10/07/27	1,872,227	1,874,065
Sovos Compliance LLC
Delayed Draw Term Loan, 08/11/28 (j)	70,141	70,448
Term Loan, 5.000%, 1M LIBOR + 4.500%, 08/11/28	406,166	407,943
Tibco Software, Inc.
2nd Lien Term Loan, 7.250%, 1M LIBOR + 7.250%, 03/03/28	637,000	640,185
TPG VIII Elf Purchaser LLC
Term Loan B, 4.000%, 3M LIBOR + 3.500%, 11/06/28	420,698	421,381

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Ultimate Software Group, Inc.
Term Loan, 3.750%, 3M LIBOR + 3.250%, 05/04/26	889,798	$886,461
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 05/04/26	232,041	231,722
2nd Lien Term Loan, 5.750%, 1M LIBOR + 5.250%, 05/03/27	899,000	904,619
Veritas U.S., Inc.
Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	1,902,053	1,904,134

		21,569,821

Telecommunications—1.1%
Altice France S.A.
Term Loan B13, 4.118%, 2M LIBOR + 4.000%, 08/14/26	363,253	362,042
Cincinnati Bell, Inc.
Term Loan B2, 3.299%, SOFR + 3.250%, 11/22/28	241,313	241,991
Connect Finco Sarl
Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/11/26	374,684	375,182
Delta TopCo, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	976,478	978,615
Digicel International Finance, Ltd.
Term Loan B, 3.500%, 6M LIBOR + 3.250%, 05/28/24	805,646	785,254
Frontier Communications Corp.
DIP Term Loan B, 4.500%, 3M LIBOR + 3.750%, 05/01/28	698,720	699,419
Intelsat Jackson Holdings S.A.
DIP Term Loan, 5.750%, 3M LIBOR + 4.750%, 10/13/22 (j)	2,086,048	2,093,871
Term Loan B3, 8.000%, PRIME + 4.750%, 11/27/23	643,152	643,956
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	553,575	553,921
Term Loan B5, 8.625%, 1M LIBOR + 8.625%, 01/02/24	3,399,612	3,406,411
Zayo Group Holdings, Inc.
Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	1,315,696	1,299,523

		11,440,185

Transportation—0.0%
AIT Worldwide Logistics, Inc
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/06/28	297,255	297,634

Total Floating Rate Loans (Cost $107,733,743)		108,443,365

Common Stocks—2.2%

Auto Components—0.0%
Lear Corp.	525	96,049

Building Products—0.0%
Azek Co., Inc. (The) (k)	452	20,900

Chemicals—0.2%
Diversey Holdings, Ltd. (k)	62,801	835,881
Element Solutions, Inc.	51,024	1,238,863

		2,074,744

Communications Equipment—0.0%
CommScope Holding Co., Inc. (k)	12,944	142,902

Containers & Packaging—0.1%
Ardagh Metal Packaging S.A. (k)	75,788	684,366

Diversified Telecommunication Services—0.0%
Liberty Global plc - Class A (k)	533	14,785

Electrical Equipment—0.1%
Sensata Technologies Holding plc (k)	12,419	766,128

Equity Real Estate Investment Trusts—0.4%
Gaming and Leisure Properties, Inc.	30,586	1,488,315
VICI Properties, Inc. (a)	95,308	2,869,724

		4,358,039

Hotels, Restaurants & Leisure—0.0%
Aramark (a)	12,643	465,895

Life Sciences Tools & Services—0.2%
Avantor, Inc. (k)	27,626	1,164,160
Syneos Health, Inc. (k)	10,533	1,081,528

		2,245,688

Media—0.1%
Clear Channel Outdoor Holdings, Inc. (k)	168,961	559,261

Metals & Mining—0.1%
Constellium SE (k)	60,723	1,087,549

Oil, Gas & Consumable Fuels—0.8%
Chesapeake Energy Corp.	25,527	1,647,002
Devon Energy Corp.	6,809	299,936
Diamondback Energy, Inc.	7,256	782,560
DT Midstream, Inc.(k)	12,244	587,467
Energy Transfer L.P.	206,362	1,698,359
Enterprise Products Partners L.P.	52,457	1,151,956
EQT Corp. (k)	37,557	819,118
Hess Corp.	2,379	176,117
Occidental Petroleum Corp.	12,016	348,344
Western Midstream Partners L.P.	5,518	122,886

		7,633,745

Road & Rail—0.0%
Uber Technologies, Inc. (k)	7,260	304,412

Semiconductors & Semiconductor Equipment—0.1%
GLOBALFOUNDRIES, Inc. (a) (k)	7,649	496,956

Software—0.1%
Informatica, Inc. - Class A (k)	22,674	838,484

Total Common Stocks (Cost $18,922,275)		21,789,903

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Convertible Bonds—0.5%

Security Description	Principal Amount*	Value

Commercial Services—0.0%
Nexi S.p.A. Zero Coupon, 02/24/28 (EUR)	100,000	$106,927

Engineering & Construction—0.1%
Cellnex Telecom S.A. 0.750%, 11/20/31 (EUR)	500,000	559,713

Internet—0.1%
Uber Technologies, Inc. Zero Coupon, 12/15/25	777,000	762,626

Lodging—0.0%
Accor S.A. 0.700%, 12/07/27 (EUR)	80,400	47,221

Media—0.3%
Cable One, Inc.
1.125%, 03/15/28 (a)	532,000	526,587
DISH Network Corp.
3.375%, 08/15/26	368,000	348,332
Liberty Broadband Corp.
1.250%, 09/30/50 (144A)	997,000	983,042
2.750%, 09/30/50 (144A)	1,858,000	1,882,126

		3,740,087

Telecommunications—0.0%
Telecom Italia S.p.A.
1.125%, 03/26/22 (EUR)	100,000	113,949

Total Convertible Bonds (Cost $5,508,657)		5,330,523

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	489,000	2,690
Lehman Brothers Holdings, Inc.	1,740,000	9,570

Total Escrow Shares (Cost $0)		12,260

Short-Term Investment—2.4%

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $23,546,405; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $24,017,377.	23,546,405	23,546,405

Total Short-Term Investments (Cost $23,546,405)		23,546,405

Securities Lending Reinvestments (l)—4.5%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.4%
Credit Suisse (NY)
0.270%, 03/18/22	1,000,000	1,000,000
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	1,500,000	1,499,370
Mizuho Bank, Ltd.
0.250%, 05/05/22	1,000,000	1,000,007
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	400,000	399,728

		3,899,105

Repurchase Agreements—3.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $2,074,612; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $2,116,102.	2,074,610	2,074,610
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $2,000,005; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $2,040,003.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $1,400,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $1,428,659.	1,400,000	1,400,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $3,200,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $3,265,386.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,000,194; collateralized by various Common Stock with an aggregate market value of $5,556,608.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,700,074; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $5,221,120.	4,700,000	$4,700,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,300,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,140.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $700,034; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $777,847.	700,000	700,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $7,000,099; collateralized by various Common Stock with an aggregate market value of $7,777,974.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,463,472; collateralized by various Common Stock with an aggregate market value of $1,626,057.	1,463,415	1,463,415
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $2,000,023; collateralized by various Common Stock with an aggregate market value of $2,210,729.	2,000,000	2,000,000

		36,338,025

Mutual Funds—0.5%
Fidelity Government Portfolio, Class I 0.010% (m)	1,000,000	1,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (m)	2,310,668	2,310,668
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (m)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (m)	1,000,000	1,000,000

		5,310,668

Total Securities Lending Reinvestments (Cost $45,547,751)		45,547,798

Total Purchased Options—0.0% (n) (Cost $9,982)		4,426
Total Investments—103.8% (Cost $1,016,286,739)		1,041,870,232
Unfunded Loan Commitments—(0.1)% (Cost $(483,885))		(483,885)
Net Investments— 103.7% (Cost $1,015,802,854)		1,041,386,347
Other assets and liabilities (net)—(3.7)%		(37,214,405)

Net Assets—100.0%		$1,004,171,942

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $991,175 which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $63,707,494 and the collateral received consisted of cash in the amount of $45,547,081 and non-cash collateral with a value of $20,481,331. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(m)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $643,851,156, which is 64.1% of net assets.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/29	01/06/21-04/29/21	$679,000	$685,070	$695,975
Realogy Group LLC / Realogy Co-Issuer Corp., 7.625%, 06/15/25	06/09/20-06/10/20	279,000	279,560	295,740

				$991,715

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
EUR	21,749,000	NWM	03/16/22	USD	24,625,001	$(172,600)
EUR	117,000	NWM	03/16/22	USD	132,229	(1,171)
GBP	3,206,000	JPMC	03/16/22	USD	4,251,444	(86,718)

Net Unrealized Depreciation						$(260,489)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/22	(2)	EUR	(342,740)	$5,668
U.S. Treasury Long Bond Futures	03/22/22	(2)	USD	(320,875)	(2,581)
U.S. Treasury Note 10 Year Futures	03/22/22	(3)	USD	(391,406)	(4,598)
United Kingdom Long Gilt Bond Futures	03/29/22	(1)	GBP	(124,900)	161

Net Unrealized Depreciation					$(1,350)

Purchased Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - EURO STOXX 50 Index Futures	EUR	4,200.000	01/21/22	12	EUR	120	$9,982	$4,426	$(5,556)

Written Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - EURO STOXX 50 Index Futures	EUR	4,100.000	01/21/22	(12)	EUR	(120)	$(7,325)	$(2,541)	$4,784

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(a)	Notional Amount(b)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.37.V1	5.000%	Quarterly	12/20/26	2.931%	USD	4,573,000	$417,986	$389,846	$28,140

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

OTC Credit Default Swaps on Corporate Issues—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(a)	Notional Amount(b)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/26	CBNA	5.479%	EUR	10,000	$(195)	$243	$(438)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	1.400%	USD	348,000	(2,712)	(10,519)	7,807
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	2.192%	USD	225,000	(8,883)	(41,969)	33,086
CMA CGM S.A. 7.500%, due 01/15/26	5.000%	Quarterly	06/20/26	BBP	2.830%	EUR	10,000	1,054	834	220
CMA CGM S.A. 6.500%, due 07/15/22	5.000%	Quarterly	06/20/26	CSI	2.830%	EUR	10,000	1,054	463	591
Intrum AB 3.125%, due 07/15/24	5.000%	Quarterly	12/20/26	CSI	3.559%	EUR	100,000	7,499	8,070	(571)
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/25	CBNA	1.367%	EUR	10,755	(154)	(1,323)	1,169
Virgin Media Finance plc 3.750%, due 7/15/30	5.000%	Quarterly	12/20/25	JPMC	2.051%	EUR	30,000	3,896	3,204	692

Totals								$1,559	$(40,997)	$42,556

(a)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(b)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(c)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(JPMC)—	JPMorgan Chase Bank N.A.
(NWM)—	NatWest Markets plc

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(DAC) —	Designated Activity Company
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$8,364,745	$—	$8,364,745
Aerospace/Defense	—	27,356,680	—	27,356,680
Agriculture	—	122,028	—	122,028
Airlines	—	17,689,503	—	17,689,503
Apparel	—	2,307,350	—	2,307,350
Auto Manufacturers	—	11,754,266	—	11,754,266
Auto Parts & Equipment	—	14,068,082	—	14,068,082
Banks	—	9,752,467	—	9,752,467
Biotechnology	—	362,174	—	362,174
Building Materials	—	10,086,689	—	10,086,689
Chemicals	—	16,111,835	—	16,111,835
Commercial Services	—	42,467,963	—	42,467,963
Computers	—	7,513,619	—	7,513,619
Cosmetics/Personal Care	—	806,906	—	806,906
Distribution/Wholesale	—	666,700	—	666,700
Diversified Financial Services	—	18,821,788	—	18,821,788
Electric	—	18,079,255	—	18,079,255
Electrical Components & Equipment	—	2,333,531	—	2,333,531
Electronics	—	5,152,831	—	5,152,831
Energy-Alternate Sources	—	411,999	—	411,999
Engineering & Construction	—	2,384,890	—	2,384,890
Entertainment	—	30,532,787	—	30,532,787
Environmental Control	—	8,577,791	—	8,577,791
Food	—	25,440,519	—	25,440,519
Food Service	—	1,142,456	—	1,142,456
Hand/Machine Tools	—	112,859	—	112,859
Healthcare-Products	—	10,981,523	—	10,981,523
Healthcare-Services	—	47,054,741	—	47,054,741
Home Builders	—	7,114,396	—	7,114,396
Home Furnishings	—	1,468,568	—	1,468,568
Household Products/Wares	—	1,478,832	—	1,478,832
Housewares	—	2,941,696	—	2,941,696
Insurance	—	17,255,888	—	17,255,888
Internet	—	16,284,742	—	16,284,742
Investment Companies	—	3,249,098	—	3,249,098
Iron/Steel	—	5,162,847	—	5,162,847
Leisure Time	—	16,472,858	—	16,472,858
Lodging	—	6,722,143	—	6,722,143
Machinery-Construction & Mining	—	2,600,815	—	2,600,815
Machinery-Diversified	—	8,751,258	—	8,751,258
Media	—	59,811,022	—	59,811,022

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metal Fabricate/Hardware	$—	$1,002,508	$—	$1,002,508
Mining	—	15,454,302	—	15,454,302
Miscellaneous Manufacturing	—	988,527	—	988,527
Office/Business Equipment	—	237,303	—	237,303
Oil & Gas	—	52,255,208	—	52,255,208
Oil & Gas Services	—	3,464,425	—	3,464,425
Packaging & Containers	—	17,357,708	—	17,357,708
Pharmaceuticals	—	20,582,801	—	20,582,801
Pipelines	—	52,003,085	—	52,003,085
Real Estate	—	5,713,103	0	5,713,103
Real Estate Investment Trusts	—	28,505,384	—	28,505,384
Retail	—	32,842,731	—	32,842,731
Semiconductors	—	1,921,714	—	1,921,714
Software	—	28,225,792	—	28,225,792
Telecommunications	—	81,681,360	—	81,681,360
Toys/Games/Hobbies	—	2,373,811	—	2,373,811
Transportation	—	1,483,186	—	1,483,186
Trucking & Leasing	—	1,098,555	—	1,098,555
Water	—	231,909	—	231,909
Total Corporate Bonds & Notes	—	837,195,552	0	837,195,552
Total Floating Rate Loans (Less Unfunded Loan Commitments of $483,885)*	—	107,959,480	—	107,959,480
Total Common Stocks*	21,789,903	—	—	21,789,903
Total Convertible Bonds*	—	5,330,523	—	5,330,523
Total Escrow Shares*	—	12,260	—	12,260
Total Short-Term Investment*	—	23,546,405	—	23,546,405
Securities Lending Reinvestments
Certificates of Deposit	—	3,899,105	—	3,899,105
Repurchase Agreements	—	36,338,025	—	36,338,025
Mutual Funds	5,310,668	—	—	5,310,668
Total Securities Lending Reinvestments	5,310,668	40,237,130	—	45,547,798
Total Purchased Options at Value	4,426	—	—	4,426
Total Net Investments	$27,104,997	$1,014,281,350	$0	$1,041,386,347

Collateral for Securities Loaned (Liability)	$—	$(45,547,081)	$—	$(45,547,081)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(260,489)	$—	$(260,489)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,829	$—	$—	$5,829
Futures Contracts (Unrealized Depreciation)	(7,179)	—	—	(7,179)
Total Futures Contracts	$(1,350)	$—	$—	$(1,350)
Total Written Options at Value	$(2,541)	$—	$—	$(2,541)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$28,140	$—	$28,140
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$13,503	$—	$13,503
OTC Swap Contracts at Value (Liabilities)	—	(11,944)	—	(11,944)
Total OTC Swap Contracts	$—	$1,559	$—	$1,559

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b) (c)	$1,041,386,347
Cash	120,708
Cash denominated in foreign currencies (d)	73,050
Cash collateral (e)	535,000
OTC swap contracts at market value (f)	13,503
Receivable for:
Investments sold	2,518,656
Fund shares sold	527,683
Dividends and interest	12,915,755
Interest on OTC swap contracts	495
Variation margin on centrally cleared swap contracts	4,117
Prepaid expenses	2,691

Total Assets	1,058,098,005
Liabilities
Written options at value (g)	2,541
OTC swap contracts at market value (h)	11,944
Cash collateral for OTC swap contracts	20,000
Unrealized depreciation on forward foreign currency exchange contracts	260,489
Collateral for securities loaned	45,547,081
Payables for:
Investments purchased	6,809,375
Fund shares redeemed	134,883
Variation margin on futures contracts	1,470
Accrued Expenses:
Management fees	485,342
Distribution and service fees	128,016
Deferred trustees’ fees	189,880
Other expenses	335,042

Total Liabilities	53,926,063

Net Assets	$1,004,171,942

Net Assets Consist of:
Paid in surplus	$950,922,229
Distributable earnings (Accumulated losses)	53,249,713

Net Assets	$1,004,171,942

Net Assets
Class A	$391,986,519
Class B	612,185,423
Capital Shares Outstanding*
Class A	48,530,061
Class B	77,074,398
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.08
Class B	7.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,015,802,854.
(b)	Includes securities loaned at value of $63,707,494.
(c)	Investments at value is net of unfunded loan commitments of $483,885.
(d)	Identified cost of cash denominated in foreign currencies was $72,544.
(e)	Includes collateral of $21,000 for futures contracts, $40,000 for OTC swap contracts, $374,000 for centrally cleared swap contracts and $100,000 for options contracts.
(f)	Net premium paid on OTC swap contracts was $12,571.
(g)	Premiums received on written options were $7,325.
(h)	Net premium received on OTC swap contracts was $53,568.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$544,019
Interest (a)	46,533,206
Securities lending income	122,023

Total investment income	47,199,248
Expenses
Management fees	5,600,845
Administration fees	52,043
Custodian and accounting fees	287,507
Distribution and service fees—Class B	1,349,659
Audit and tax services	82,932
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	36,296
Insurance	6,100
Miscellaneous	13,988

Total expenses	7,520,379
Less management fee waiver	(216,737)

Net expenses	7,303,642

Net Investment Income	39,895,606

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	22,361,362
Purchased options	28,940
Futures contracts	2,044,230
Written options	(172)
Swap contracts	223,753
Foreign currency transactions	(101,519)
Forward foreign currency transactions	1,631,402

Net realized gain (loss)	26,187,996

Net change in unrealized appreciation (depreciation) on:
Investments	(18,277,766)
Purchased options	(5,556)
Futures contracts	(32,301)
Written options	4,784
Swap contracts	52,828
Foreign currency transactions	(11,622)
Forward foreign currency transactions	321,490

Net change in unrealized appreciation (depreciation)	(17,948,143)

Net realized and unrealized gain (loss)	8,239,853

Net Increase (Decrease) in Net Assets From Operations	$48,135,459

(a)	Net of foreign withholding taxes of $997.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$39,895,606	$36,412,801
Net realized gain (loss)	26,187,996	(1,610,984)
Net change in unrealized appreciation (depreciation)	(17,948,143)	21,787,384

Increase (decrease) in net assets from operations	48,135,459	56,589,201

From Distributions to Shareholders
Class A	(16,217,597)	(19,892,930)
Class B	(21,336,484)	(19,399,878)

Total distributions	(37,554,081)	(39,292,808)

Increase (decrease) in net assets from capital share transactions	159,950,991	87,078,031

Total increase (decrease) in net assets	170,532,369	104,374,424

Net Assets
Beginning of period	833,639,573	729,265,149

End of period	$1,004,171,942	$833,639,573

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,566,853	$20,670,733	2,396,626	$17,848,150
Reinvestments	2,047,676	16,217,597	2,747,642	19,892,930
Redemptions	(4,336,907)	(34,825,560)	(5,933,885)	(44,210,452)

Net increase (decrease)	277,622	$2,062,770	(789,617)	$(6,469,372)

Class B
Sales	23,484,871	$185,875,955	19,430,364	$144,960,075
Reinvestments	2,735,447	21,336,484	2,717,070	19,399,878
Redemptions	(6,250,560)	(49,324,218)	(9,633,528)	(70,812,550)

Net increase (decrease)	19,969,758	$157,888,221	12,513,906	$93,547,403

Increase (decrease) derived from capital shares transactions		$159,950,991		$87,078,031

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.98	$7.84	$7.25	$7.84	$7.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.38	0.41	0.42	0.43
Net realized and unrealized gain (loss)	0.08	0.19	0.65	(0.61)	0.18

Total income (loss) from investment operations	0.44	0.57	1.06	(0.19)	0.61

Less Distributions
Distributions from net investment income	(0.34)	(0.43)	(0.47)	(0.40)	(0.45)

Total distributions	(0.34)	(0.43)	(0.47)	(0.40)	(0.45)

Net Asset Value, End of Period	$8.08	$7.98	$7.84	$7.25	$7.84

Total Return (%) (b)	5.54	7.76	15.05	(2.58)	8.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.68	0.68	0.69	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.68	0.68	0.68	0.67
Net ratio of expenses to average net assets (%) (c)	0.64	0.66	0.68	0.69	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.64	0.66	0.68	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	4.42	5.09	5.31	5.43	5.47
Portfolio turnover rate (%)	48	85	79	72	76
Net assets, end of period (in millions)	$392.0	$385.0	$384.5	$385.5	$438.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$7.86	$7.73	$7.15	$7.74	$7.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.36	0.38	0.39	0.40
Net realized and unrealized gain (loss)	0.07	0.18	0.66	(0.60)	0.18

Total income (loss) from investment operations	0.40	0.54	1.04	(0.21)	0.58

Less Distributions
Distributions from net investment income	(0.32)	(0.41)	(0.46)	(0.38)	(0.43)

Total distributions	(0.32)	(0.41)	(0.46)	(0.38)	(0.43)

Net Asset Value, End of Period	$7.94	$7.86	$7.73	$7.15	$7.74

Total Return (%) (b)	5.18	7.51	14.85	(2.87)	7.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.93	0.93	0.94	0.92
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	0.93	0.93	0.93	0.92
Net ratio of expenses to average net assets (%) (c)	0.89	0.91	0.93	0.94	0.92
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.89	0.91	0.93	0.93	0.92
Ratio of net investment income (loss) to average net assets (%)	4.17	4.83	5.06	5.19	5.22
Portfolio turnover rate (%)	48	85	79	72	76
Net assets, end of period (in millions)	$612.2	$448.7	$344.7	$250.9	$260.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

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solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio had open unfunded loan commitments of $483,885. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the

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repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $23,546,405. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,338,025. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(3,446,444)	$—	$—	$—	$(3,446,444)
Convertible Bonds	(101,500)	—	—	—	(101,500)
Corporate Bonds & Notes	(41,999,137)	—	—	—	(41,999,137)
Total Borrowings	$(45,547,081)	$—	$—	$—	$(45,547,081)
Gross amount of recognized liabilities for securities lending transactions					$(45,547,081)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$5,829	Unrealized depreciation on futures contracts (a) (b)	$7,179
Credit	OTC swap contracts at market value (c)	13,503	OTC swap contracts at market value (c)	11,944
	Unrealized appreciation on centrally cleared swap contracts (a) (d)	28,140
Equity	Investments at market value (a) (e)	4,426	Written options at value (a)	2,541
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	260,489

Total		$51,898		$282,153

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $495.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,054	$(1,054)	$—	$—
Credit Suisse International	8,553	—	(8,553)	—
JPMorgan Chase Bank N.A.	3,896	(3,896)	—	—

	$13,503	$(4,950)	$(8,553)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$11,595	$(1,054)	$(10,541)	$—
Citibank N.A.	349	—	(349)	—
JPMorgan Chase Bank N.A.	86,718	(3,896)	—	82,822
NatWest Markets plc	173,771	—	—	173,771

	$272,433	$(4,950)	$(10,890)	$256,593

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(3,529)	$—	$32,469	$—	$28,940
Forward foreign currency transactions . . . . .	—	—	—	1,631,402	1,631,402
Swap contracts . . . . . . . . . . . . . . . .	—	223,753	—	—	223,753
Futures contracts . . . . . . . . . . . . . . .	2,080,353	—	(36,123)	—	2,044,230
Written options . . . . . . . . . . . . . . . .	971	—	(1,143)	—	(172)

	$2,077,795	$223,753	$(4,797)	$1,631,402	$3,928,153

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$—	$—	$(5,556)	$—	$(5,556)
Forward foreign currency transactions . . . . .	—	—	—	321,490	321,490
Swap contracts . . . . . . . . . . . . . . . .	—	52,828	—	—	52,828
Futures contracts . . . . . . . . . . . . . . .	(32,301)	—	—	—	(32,301)
Written options . . . . . . . . . . . . . . . .	—	—	4,784	—	4,784

	$(32,301)	$52,828	$(772)	$321,490	$341,245

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$3,440
Forward foreign currency transactions . .	29,045,355
Futures contracts long . . . . . . . . . . . . .	4,530,100
Futures contracts short . . . . . . . . . . . . .	(14,382,665)
Swap contracts . . . . . . . . . . . . . . . . . .	6,845,308
Written options . . . . . . . . . . . . . . . . .	(4,813)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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Notes to Financial Statements—December 31, 2021—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$593,960,112	$0	$432,885,016

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $5,600,845.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	500 Million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2021.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,019,996,449

Gross unrealized appreciation	31,493,512
Gross unrealized (depreciation)	(9,769,184)

Net unrealized appreciation (depreciation)	$21,724,328

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$37,554,081	$39,292,808	$—	$—	$37,554,081	$39,292,808

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$44,894,999	$—	$21,719,173	$(13,174,652)	$53,439,520

BHFTI-48

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated long-term capital losses of $13,174,652.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses $5,561,494 and accumulated long-term capital losses of $16,943,504.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-49

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-50

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-51

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-52

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-53

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-54

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-55

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 18.34% and 18.13%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Portfolio Index¹, returned 18.56%.

MARKET ENVIRONMENT/CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the twelve-month period, the Portfolio underperformed the Dow Jones Aggressive Portfolio Index. Weak performance within the underlying large cap equity and foreign developed equity portfolios, and an underweight to U.S. large cap and U.S. mid cap equities contributed to the underperformance.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and mid cap equities underperformed while contributions from small cap equities were positive. Within large cap the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers to performance were attributable to positive selection in the Energy and Industrials sectors along with an over-

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

weight to Energy and an underweight to Communication Services. The MFS Value Portfolio outperformed its benchmark by 0.4%. An underweight to Communication Services and selection across the Industrials, Information Technology (“IT”), Consumer Discretionary, and Consumer Staples sectors helped lift relative performance. On the negative side, the Jennison Growth Portfolio was a leading relative detractor, underperforming its benchmark by 10.4%. Weak security selection in the IT and Communication Services sectors was primarily responsible for the negative relative results. The Loomis Sayles Growth Portfolio underperformed its benchmark by 8.9%. Weak security selection in the Consumer Discretionary sector had the largest negative impact. Selection and an underweight in Health Care pressured results during the period. In mid cap, the Morgan Stanley Discovery Portfolio was the largest relative detractor over the year and underperformed its benchmark by 23.3%. Security selection in Consumer Discretionary, Health Care, IT, and Real Estate fared the worst. Additionally, an overweight to Communication Services was a meaningful detractor to relative results. On a positive note, the Victory Sycamore Mid Cap Value Portfolio outpaced its benchmark by 3.8%. Strong security selection in Health Care, Energy, Communication Services, and Industrials benefited results. On an allocation basis, an underweight to Utilities and Communications aided performance. Within small cap equities, the Loomis Sayles Small Cap Growth Portfolio was the largest relative contributor and outperformed its benchmark by 7.2%. Selection and an underweight in Health Care had the most positive impact to relative results. Selection and an overweight to Industrials, and selection and an underweight to Communication Services further bolstered returns. The Brighthouse Small Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Security selection in the Industrials and Financials sectors contributed to relative results, along with an underweight to Health Care. Invesco Small Cap Growth Portfolio was a strong performer and beat its benchmark by 4.3%. Selection in the Health Care and Industrials sectors led the relative outperformance. An underweight to Health Care and an overweight to Industrials further lifted performance. Conversely, the Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers to the underperformance.

The developed non-U.S. equity portfolios detracted from performance over the period. The worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil & gas were meaningful detractors over the period. Negative selection within base & industrial metals also weighed on results. The Baillie Gifford International Stock Portfolio lagged its benchmark by 8.6%. Weak selection in Financials was a primary driver of underperformance, followed by selection in Health Care and Communication Services. The Brighthouse/Dimensional International Small Company Portfolio performed well over the period and outperformed its benchmark by 3.0%. The portfolio’s holdings in the Consumer Discretionary, IT, Health Care, and Industrials sectors were leading contributors to relative performance. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.2%. The portfolio’s tilt toward stocks perceived as attractively priced and less volatile were contributors to performance. At the country level, strong performance in China and Korea added to results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	18.34	14.91	13.15
Class B	18.13	14.64	12.88
Dow Jones Aggressive Portfolio Index	18.56	14.30	12.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
MFS Value Portfolio(Class A)	6.5
Loomis Sayles Growth Portfolio(Class A)	6.3
Invesco Comstock Portfolio(Class A)	5.9
T. Rowe Price Large Cap Value Portfolio(Class A)	5.9
T. Rowe Price Large Cap Growth Portfolio(Class A)	5.7
Jennison Growth Portfolio(Class A)	5.4
Harris Oakmark International Portfolio(Class A)	5.4
Brighthouse/Wellington Core Equity Opportunities Portfolio(Class A)	5.2
Brighthouse/Dimensional International Small Company Portfolio(Class A)	5.0
Baillie Gifford International Stock Portfolio(Class A)	4.2

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.6
International Developed Market Equities	22.0
U.S. Small Cap Equities	12.6
Emerging Market Equities	4.6
Global Equities	4.5
U.S. Mid Cap Equities	4.5
Real Estate Equities	3.2

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.72%	$1,000.00	$1,039.60	$3.70
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B (a)	Actual	0.97%	$1,000.00	$1,039.10	$4.99
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A) (a)	1,340,111	$21,173,756
Baillie Gifford International Stock Portfolio (Class A) (b)	6,062,951	85,123,828
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,373,211	77,174,468
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,256,432	62,686,310
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	3,800,466	50,850,238
Brighthouse/Artisan International Portfolio (Class A) (a)	6,068,422	85,018,597
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	53,957	15,683,688
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	7,669,501	101,620,883
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	2,670,775	106,750,896
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	4,138,814	78,720,241
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	4,276,640	64,277,903
Frontier Mid Cap Growth Portfolio (Class A) (b)	460,471	20,141,006
Harris Oakmark International Portfolio (Class A) (a)	7,584,525	109,975,614
Invesco Comstock Portfolio (Class A) (a)	7,186,541	120,662,022
Invesco Global Equity Portfolio (Class A) (a)	1,560,988	50,966,249
Invesco Small Cap Growth Portfolio (Class A) (a)	2,043,699	34,845,063
Jennison Growth Portfolio (Class A) (b)	5,299,798	110,500,792
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,111,094	42,264,093
Loomis Sayles Growth Portfolio (Class A) (a)	7,756,649	128,682,806
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	3,392,961	55,305,269

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	4,472,090	66,231,647
MFS Value Portfolio (Class A) (b)	6,883,631	131,615,032
Morgan Stanley Discovery Portfolio (Class A) (a)	380,379	8,463,431
Neuberger Berman Genesis Portfolio (Class A) (b)	904,697	24,037,798
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,710,495	42,670,697
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,789,424	116,752,143
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	3,386,202	120,447,192
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,186,609	15,544,579
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	1,327,918	35,880,346
VanEck Global Natural Resources Portfolio (Class A) (b)	3,369,473	40,703,240
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	435,389	10,510,300

Total Mutual Funds (Cost $1,609,165,621)		2,035,280,127

Total Investments—100.0% (Cost $1,609,165,621)		2,035,280,127
Other assets and liabilities (net)—0.0%		(659,166)

Net Assets—100.0%		$2,034,620,961

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,035,280,127	$—	$—	$2,035,280,127
Total Investments	$2,035,280,127	$—	$—	$2,035,280,127

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$2,035,280,127
Receivable for:
Affiliated investments sold	453,209
Fund shares sold	323,055

Total Assets	2,036,056,391
Liabilities
Payables for:
Fund shares redeemed	776,261
Accrued Expenses:
Management fees	116,777
Distribution and service fees	251,839
Deferred trustees’ fees	224,825
Other expenses	65,728

Total Liabilities	1,435,430

Net Assets	$2,034,620,961

Net Assets Consist of:
Paid in surplus	$1,443,095,564
Distributable earnings (Accumulated losses)	591,525,397

Net Assets	$2,034,620,961

Net Assets
Class A	$828,111,163
Class B	1,206,509,798
Capital Shares Outstanding*
Class A	57,290,263
Class B	84,039,330
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.45
Class B	14.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,609,165,621.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Affiliated Investments	$18,580,381

Total investment income	18,580,381
Expenses
Management fees	1,374,871
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	2,977,636
Audit and tax services	32,010
Legal	41,100
Trustees’ fees and expenses	51,036
Miscellaneous	8,787

Total expenses	4,543,911

Net Investment Income	14,036,470

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	46,914,958
Capital gain distributions from affiliated investments	108,405,457

Net realized gain (loss)	155,320,415

Net change in unrealized appreciation on affiliated investments	159,968,118

Net realized and unrealized gain (loss)	315,288,533

Net Increase (Decrease) in Net Assets From Operations	$329,325,003

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,036,470	$20,949,090
Net realized gain (loss)	155,320,415	149,075,399
Net change in unrealized appreciation (depreciation)	159,968,118	130,502,569

Increase (decrease) in net assets from operations	329,325,003	300,527,058

From Distributions to Shareholders
Class A	(70,294,881)	(75,329,100)
Class B	(101,698,683)	(116,313,447)

Total distributions	(171,993,564)	(191,642,547)

Increase (decrease) in net assets from capital share transactions	6,646,047	48,624,734

Total increase (decrease) in net assets	163,977,486	157,509,245

Net Assets
Beginning of period	1,870,643,475	1,713,134,230

End of period	$2,034,620,961	$1,870,643,475

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	953,644	$13,497,324	1,078,005	$12,211,340
Reinvestments	5,093,832	70,294,881	7,271,149	75,329,100
Redemptions	(4,425,739)	(63,139,695)	(4,738,290)	(55,311,610)

Net increase (decrease)	1,621,737	$20,652,510	3,610,864	$32,228,830

Class B
Sales	3,864,158	$54,690,325	4,097,603	$45,753,818
Reinvestments	7,407,042	101,698,683	11,270,683	116,313,447
Redemptions	(12,053,765)	(170,395,471)	(12,545,034)	(145,671,361)

Net increase (decrease)	(782,565)	$(14,006,463)	2,823,252	$16,395,904

Increase (decrease) derived from capital shares transactions		$6,646,047		$48,624,734

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.36	$12.82	$11.45	$13.32	$11.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.17	0.15	0.17	0.15
Net realized and unrealized gain (loss)	2.27	1.86	2.85	(1.38)	2.45

Total income (loss) from investment operations	2.39	2.03	3.00	(1.21)	2.60

Less Distributions
Distributions from net investment income	(0.20)	(0.17)	(0.24)	(0.17)	(0.19)
Distributions from net realized capital gains	(1.10)	(1.32)	(1.39)	(0.49)	(0.71)

Total distributions	(1.30)	(1.49)	(1.63)	(0.66)	(0.90)

Net Asset Value, End of Period	$14.45	$13.36	$12.82	$11.45	$13.32

Total Return (%) (b)	18.34	19.23	27.79	(9.80)	23.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.09	0.09	0.08	0.08
Ratio of net investment income (loss) to average net assets (%) (d)	0.85	1.44	1.21	1.26	1.18
Portfolio turnover rate (%)	9	13	13	12	8
Net assets, end of period (in millions)	$828.1	$743.9	$667.5	$563.0	$672.4

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.28	$12.75	$11.39	$13.26	$11.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.14	0.12	0.13	0.11
Net realized and unrealized gain (loss)	2.27	1.85	2.83	(1.37)	2.45

Total income (loss) from investment operations	2.35	1.99	2.95	(1.24)	2.56

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.20)	(0.14)	(0.16)
Distributions from net realized capital gains	(1.10)	(1.32)	(1.39)	(0.49)	(0.71)

Total distributions	(1.27)	(1.46)	(1.59)	(0.63)	(0.87)

Net Asset Value, End of Period	$14.36	$13.28	$12.75	$11.39	$13.26

Total Return (%) (b)	18.13	18.91	27.48	(10.06)	22.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.34	0.34	0.33	0.33
Ratio of net investment income (loss) to average net assets (%) (d)	0.60	1.22	0.96	1.01	0.93
Portfolio turnover rate (%)	9	13	13	12	8
Net assets, end of period (in millions)	$1,206.5	$1,126.8	$1,045.6	$915.7	$1,136.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$182,287,028	$0	$225,130,981

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$1,374,871	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	$18,856,848	$177,901	$(2,931,808)	$(21,245)	$5,092,060	$21,173,756
Baillie Gifford International Stock Portfolio (Class A)	80,551,975	16,674,692	(2,281,362)	1,145,927	(10,967,404)	85,123,828
BlackRock Capital Appreciation Portfolio (Class A)	69,905,259	10,244,165	(7,587,625)	2,522,604	2,090,065	77,174,468
Brighthouse Small Cap Value Portfolio (Class A)	57,174,743	835,315	(11,739,168)	441,678	15,973,742	62,686,310
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	38,873,623	18,639,915	(3,482,926)	1,131,298	(4,311,672)	50,850,238
Brighthouse/Artisan International Portfolio (Class A)	72,492,755	7,009,702	(58,808)	16,041	5,558,907	85,018,597
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	19,115,794	505,867	(8,156,944)	1,483,461	2,735,510	15,683,688
Brighthouse/Dimensional International Small Company Portfolio (Class A)	95,379,988	6,863,175	(7,048,370)	(221,994)	6,648,084	101,620,883
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	99,855,359	9,287,570	(19,043,346)	1,665,011	14,986,302	106,750,896
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	70,582,920	8,227,429	(8,481,492)	2,491,291	5,900,093	78,720,241
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	54,346,642	2,369,847	(8,754,831)	754,652	15,561,593	64,277,903
Frontier Mid Cap Growth Portfolio (Class A)	18,994,342	2,636,790	(1,632,878)	427,686	(284,934)	20,141,006
Harris Oakmark International Portfolio (Class A)	105,483,415	3,082,055	(6,727,674)	(827,553)	8,965,371	109,975,614
Invesco Comstock Portfolio (Class A)	112,677,534	2,440,850	(27,063,296)	6,741,704	25,865,230	120,662,022
Invesco Global Equity Portfolio (Class A)	47,644,340	2,142,587	(4,107,347)	1,579,819	3,706,850	50,966,249
Invesco Small Cap Growth Portfolio (Class A)	34,888,948	6,589,318	(3,179,108)	590,245	(4,044,340)	34,845,063
Jennison Growth Portfolio (Class A)	108,045,907	24,080,221	(16,285,345)	5,322,626	(10,662,617)	110,500,792
JPMorgan Small Cap Value Portfolio (Class A)	39,228,420	1,593,131	(9,028,515)	1,414,714	9,056,343	42,264,093
Loomis Sayles Growth Portfolio (Class A)	113,460,537	4,954,889	(6,874,230)	2,380,394	14,761,216	128,682,806
Loomis Sayles Small Cap Growth Portfolio (Class A)	52,724,516	5,787,458	(3,655,067)	952,991	(504,629)	55,305,269
MFS Research International Portfolio (Class A)	56,171,599	6,411,915	(235,063)	51,937	3,831,259	66,231,647
MFS Value Portfolio (Class A)	116,708,009	4,290,442	(15,150,443)	2,096,957	23,670,067	131,615,032
Morgan Stanley Discovery Portfolio (Class A)	9,403,071	5,533,162	(1,219,595)	725,546	(5,978,753)	8,463,431
Neuberger Berman Genesis Portfolio (Class A)	21,877,998	1,562,725	(1,841,786)	819,472	1,619,389	24,037,798
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	36,933,850	7,709,247	(1,269,354)	260,704	(963,750)	42,670,697
T. Rowe Price Large Cap Growth Portfolio (Class A)	107,272,725	12,977,549	(12,204,713)	3,334,466	5,372,116	116,752,143
T. Rowe Price Large Cap Value Portfolio (Class A)	112,210,969	2,500,603	(19,804,844)	5,156,682	20,383,782	120,447,192
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,932,794	1,325,178	(5,834,035)	1,354,804	(234,162)	15,544,579
T. Rowe Price Small Cap Growth Portfolio (Class A)	33,170,636	3,807,125	(1,356,846)	351,974	(92,543)	35,880,346
VanEck Global Natural Resources Portfolio (Class A)	38,860,942	1,631,632	(6,345,838)	2,468,166	4,088,338	40,703,240
Victory Sycamore Mid Cap Value Portfolio (Class A)	9,414,546	394,573	(1,748,324)	302,900	2,146,605	10,510,300

	$1,871,241,004	$182,287,028	$(225,130,981)	$46,914,958	$159,968,118	$2,035,280,127

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	$—	$173,476	1,340,111
Baillie Gifford International Stock Portfolio (Class A)	8,140,033	791,248	6,062,951
BlackRock Capital Appreciation Portfolio (Class A)	10,046,911	—	1,373,211
Brighthouse Small Cap Value Portfolio (Class A)	26,458	605,218	3,256,432
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	201,455	3,800,466
Brighthouse/Artisan International Portfolio (Class A)	464,019	446,172	6,068,422
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	312,540	137,212	53,957
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,069,990	1,740,769	7,669,501
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5,245,508	1,436,529	2,670,775
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,559,397	665,003	4,138,814
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	—	1,871,880	4,276,640
Frontier Mid Cap Growth Portfolio (Class A)	2,621,093	—	460,471
Harris Oakmark International Portfolio (Class A)	—	923,336	7,584,525

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
Invesco Comstock Portfolio (Class A)	$—	$2,426,545	7,186,541
Invesco Global Equity Portfolio (Class A)	2,061,053	65,002	1,560,988
Invesco Small Cap Growth Portfolio (Class A)	5,972,057	—	2,043,699
Jennison Growth Portfolio (Class A)	23,656,863	—	5,299,798
JPMorgan Small Cap Value Portfolio (Class A)	1,032,989	476,764	2,111,094
Loomis Sayles Growth Portfolio (Class A)	3,858,382	253,009	7,756,649
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,801,583	—	3,392,961
MFS Research International Portfolio (Class A)	2,228,449	725,838	4,472,090
MFS Value Portfolio (Class A)	1,303,869	1,984,460	6,883,631
Morgan Stanley Discovery Portfolio (Class A)	4,486,599	—	380,379
Neuberger Berman Genesis Portfolio (Class A)	1,458,675	17,480	904,697
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	648,087	3,710,495
T. Rowe Price Large Cap Growth Portfolio (Class A)	12,778,056	—	3,789,424
T. Rowe Price Large Cap Value Portfolio (Class A)	131,293	2,363,276	3,386,202
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,323,287	—	1,186,609
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,561,776	11,928	1,327,918
VanEck Global Natural Resources Portfolio (Class A)	—	486,875	3,369,473
Victory Sycamore Mid Cap Value Portfolio (Class A)	264,577	128,819	435,389

	$108,405,457	$18,580,381

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,612,640,174

Gross unrealized appreciation	424,133,557
Gross unrealized (depreciation)	(1,493,604)

Net unrealized appreciation (depreciation)	$422,639,953

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$23,909,838	$20,285,917	$148,083,726	$171,356,630	$171,993,564	$191,642,547

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,917,786	$145,192,484	$422,639,953	$—	$591,750,223

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Asset Allocation 100 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the Brighthouse AA 100 Narrow Index for the one- and three-year periods ended October 31, 2021 and underperformed the same Index for the five-year period ended October 31, 2021. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 7.54%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns, for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly, driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation, in particular, experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace and remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 Delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed. In particular, the S&P 500 Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter, despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors, given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, Central banks shifted policy focus toward normalization.

TOTAL PORTFOLIO REVIEW/ PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to seek to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period. The Portfolio ended the period with approximately 56% exposure to equities and 40% exposure to fixed income.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio outperformed its benchmark over the period. Performance was driven by outperformance of the underlying fixed income, mid cap, small cap, and emerging market equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the PIMCO Inflation Protected Bond Portfolio and the BlackRock High Yield Portfolio generated the largest returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 5.0% for the year. The portfolio’s underweight duration positioning in the euro area and the U.K., along with overweight duration position in Argentina and Indonesia, were positive contributors. The portfolio’s currency positioning in the euro, Norwegian krone, and Chinese yuan added to the results. The Western Asset Management Strategic Bond Opportunities Portfolio outpaced its benchmark by 4.4%. Allocations to high yield bonds, bank loans, and investment-grade corporates all contributed over the period. Exposures to structured products such as non-agency mortgage-backed securities (“MBS”) and asset-back securities aided relative results. The BlackRock Bond Income Portfolio outperformed its benchmark by 1.1%. Allocations to high yield bonds and securitized assets during the year boosted relative results. Duration positioning and an allocation to Treasury Inflation-Protected Securities (“TIPS”) were supportive of relative results. Conversely, the Brighthouse/Eaton Vance Floating Rate Portfolio fell 1.5% against its benchmark. The portfolio’s underexposure to CCC-rated loans and unfavorable loan selection to the oil and gas, electronics/electrical, aerospace and defense, and health care industries negatively impacted results.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap equity underperformed while contributions from mid cap and small cap equities were positive. Within

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

large cap, the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers of performance were attributable to positive selection in the Energy and Industrials sectors along with an overweight to Energy and an underweight to Communication Services. The MFS Value Portfolio outperformed its benchmark by 0.4%. An underweight to Communication Services and selection across the Industrials, Information Technology (“IT”), Consumer Discretionary, and Consumer Staples sectors helped lift relative performance. The Jennison Growth Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 10.4%. Weak security selection in the IT and Communication Services sectors was primarily responsible for the negative relative results. The Loomis Sayles Growth Portfolio underperformed its benchmark by 8.9%. Weak security selection in the Consumer Discretionary sector had the largest negative impact. Security selection and an underweight in Health Care pressured results during the period. In mid cap, the T. Rowe Price Mid Cap Growth Portfolio was a relative contributor and gained 2.4% over its benchmark. Positive selection within the IT, Consumer Discretionary, and Communication Services sectors proved most beneficial to results. The Frontier Mid Cap Growth Portfolio topped its benchmark by 2.0%. Security selection was strongest in the Financials and Communication Services sectors and had the largest relative impact on returns. An underweight allocation to Consumer Staples proved beneficial over the period. The Morgan Stanley Discovery Portfolio was the largest relative detractor over the year and underperformed its benchmark by 23.3%. Security selection in Consumer Discretionary, Health Care, IT, and Real Estate fared the worst. Additionally, an overweight to Communication Services was a meaningful detractor to relative results. Within small cap equities, the Invesco Small Cap Growth Portfolio was a strong performer and beat its benchmark by 4.3%. Selection in the Health Care and Industrials sectors led the relative outperformance. An underweight to Health Care and an overweight to Industrials further lifted performance. The Brighthouse Small Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Security selection in the Industrials and Financials sectors contributed to relative results, along with an underweight to Health Care. Conversely, the Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers of the underperformance.

The developed non-U.S. equity portfolios detracted from performance over the period. Within developed markets, the worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil and gas, were meaningful detractors over the period. Negative selection within base and industrial metals also weighed on results. The Baillie Gifford International Stock Portfolio lagged its benchmark by 8.6%. Weak selection in Financials was a primary driver of underperformance, followed by selection in Health Care and Communication Services. The CBRE Global Real Estate Portfolio was the largest relative contributor and outperformed its benchmark by 8.6%. Regionally, positive selection was strongest in the Americas, led by the U.S., followed by Asia and Europe. Overweight positions within enclosed malls, self-storage, and industrial properties were key drivers contributing to relative results. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.2%. The portfolio’s tilt toward stocks perceived as attractively priced and less volatile were contributors to performance. At the country level, strong performance in China and Korea added to results.

OVERLAY SLEEVE PORTFOLIO REVIEW

Although sentiment began to stabilize over the year, the Portfolio dynamically adjusted its equity exposure in response to spikes in volatility. The Portfolio entered the period underweight equity as the Chicago Board Options Exchange Volatility Index (the “VIX”) remained elevated after a volatile market environment in 2020. The Portfolio quickly de-risked in late January and early February in response to the uptick in volatility driven by threats to growth posed by the ongoing health crisis. While the Portfolio reached near maximum equity exposure during the summer and into the fall, it quickly de-risked in November in response to a spike in the VIX prompted by the emergence of the new Omicron variant. The Portfolio ended the period underweight as volatility remained elevated amid the continued public health uncertainty. Overall, the equity portion of the Portfolio’s Overlay Sleeve underperformed relative to the S&P 500 Index, as equity markets continued to rally throughout the year despite volatility.

The Portfolio’s fixed-income allocations were positive relative to the custom blended fixed income benchmark. An underweight to U.S. duration and U.S. yield curve positioning contributed to performance as U.S. yields broadly rose over the period. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit, exposure to agency MBS, and TIPS contributed to performance as spreads tightened and inflation expectations increased.

In regards to Portfolio positioning, equity exposure in the Overlay Sleeve ended the period underweight. The Portfolio’s fixed-income exposure was underweight duration relative to the benchmark and had modest exposure to investment-grade corporate credit as well as agency MBS bonds to diversify and enhance the return potential.

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures in an effort to gain from anticipated market developments. The Portfolio’s equity exposure was obtained via the

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

use of E-mini S&P 500 Index futures contracts. Currency exposure was in part implemented through the use of currency forwards. The derivatives performed as expected over the period.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

David L. Braun

Yang Lu

Graham A. Rennison

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Balanced Plus Portfolio
Class B	7.54	10.39	9.22
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.3
TCW Core Fixed Income Portfolio (Class A)	5.9
PIMCO Total Return Portfolio (Class A)	5.5
JPMorgan Core Bond Portfolio (Class A)	4.3
Harris Oakmark International Portfolio (Class A)	3.8
U.S. Treasury Notes	3.8
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
U.S. Treasury Bonds	2.8
Baillie Gifford International Stock Portfolio (Class A)	2.7

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	32.3
U.S. Large Cap Equities	28.5
International Developed Market Equities	12.5
High Yield Fixed Income	5.8
U.S. Mid Cap Equities	5.5
U.S. Small Cap Equities	4.9
Global Equities	2.4
Emerging Market Equities	1.8
International Fixed Income	1.3
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a) (b)	Actual	0.89%	$1,000.00	$1,023.90	$4.54
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—69.7% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.7%
AB International Bond Portfolio (Class A) (a)	13,959,472	$145,178,510
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A) (a)	11,229,369	177,424,035
Baillie Gifford International Stock Portfolio (Class A) (b)	22,092,659	310,180,929
BlackRock Bond Income Portfolio (Class A) (b)	7,842,762	848,194,698
BlackRock Capital Appreciation Portfolio (Class A) (b)	459,140	25,803,664
BlackRock High Yield Portfolio (Class A) (a)	14,532,629	117,423,642
Brighthouse Small Cap Value Portfolio (Class A) (a)	7,486,664	144,118,288
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	8,011,690	107,196,416
Brighthouse/Artisan International Portfolio (Class A) (a)	17,012,576	238,346,188
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	608,103	176,757,191
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	12,366,568	163,857,026
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	17,531,437	174,788,432
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	31,264,371	291,071,298
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	19,118,614	151,419,426
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,153,009	46,085,781
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	2,762,208	52,537,199
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	7,137,450	107,275,877
Frontier Mid Cap Growth Portfolio (Class A) (b)	3,382,702	147,959,387
Harris Oakmark International Portfolio (Class A) (a)	30,216,462	438,138,701
Invesco Comstock Portfolio (Class A) (a)	772,558	12,971,256
Invesco Global Equity Portfolio (Class A) (a)	3,603,873	117,666,438
Invesco Small Cap Growth Portfolio (Class A) (a)	5,639,400	96,151,777
Jennison Growth Portfolio (Class A) (b)	1,731,046	36,092,301
JPMorgan Core Bond Portfolio (Class A) (a)	47,747,040	496,091,744
JPMorgan Small Cap Value Portfolio (Class A) (a)	5,085,281	101,807,324
Loomis Sayles Growth Portfolio (Class A) (a)	1,756,488	29,140,143
MFS Research International Portfolio (Class A) (a)	20,653,978	305,885,419
MFS Value Portfolio (Class A) (b)	1,975,690	37,775,188
Morgan Stanley Discovery Portfolio (Class A) (a)	2,141,960	47,658,617
Neuberger Berman Genesis Portfolio (Class A) (b)	3,102,939	82,445,101
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	20,747,649	235,485,816
PIMCO Total Return Portfolio (Class A) (a)	55,078,881	640,567,387
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	8,585,137	98,729,077
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	828,224	29,459,914
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	6,730,356	88,167,666
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	5,274,006	142,503,641
TCW Core Fixed Income Portfolio (Class A) (a)	66,680,160	684,805,244
VanEck Global Natural Resources Portfolio (Class A) (b)	13,218,402	159,678,291
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	28,063,916	385,317,565
Western Asset Management U.S. Government Portfolio (Class A) (b)	35,111,370	406,589,666

Total Mutual Funds (Cost $7,331,972,533)		8,098,746,263

U.S. Treasury & Government Agencies—29.0%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—1.6%
Fannie Mae 30 Yr. Pool
4.000%, 08/01/47	31,928	$34,182
4.000%, 06/01/48	133,668	142,538
4.000%, 11/01/48	8,022	8,534
4.000%, 03/01/49	1,429,596	1,518,922
4.000%, 08/01/49	193,735	206,173
4.000%, 03/01/50	32,014,208	34,011,310
4.000%, 07/01/50	6,104,370	6,485,171
Fannie Mae Pool
2.920%, 03/01/35	2,950,000	3,171,306
3.180%, 07/01/35	2,588,827	2,777,295
Freddie Mac 30 Yr. Pool
4.000%, 05/01/48	7,270	7,749
4.000%, 03/01/50	155,131	165,678
4.000%, 05/01/50	111,302	118,550
Freddie Mac Multifamily Structured Pass-Through Certificates 3.176%, 11/25/28	4,499,160	4,784,694
Ginnie Mae II 30 Yr. Pool 4.000%, TBA (d)	110,000,000	115,833,694
Uniform Mortgage-Backed Securities 30 Yr. Pool 4.000%, TBA (d)	16,000,000	17,009,332

		186,275,128

Federal Agencies—0.3%
Resolution Funding Corp. Principal Strip Zero Coupon, 04/15/30	19,500,000	16,857,219
Tennessee Valley Authority
2.875%, 02/01/27	1,700,000	1,817,564
4.250%, 09/15/65	10,000,000	14,592,311

		33,267,094

U.S. Treasury—27.1%
U.S. Treasury Bonds
1.375%, 11/15/40	48,000,000	43,743,750
1.375%, 08/15/50	367,400,000	321,833,788
1.625%, 11/15/50	144,200,000	134,348,211
1.750%, 08/15/41	6,600,000	6,398,906
1.875%, 02/15/41	32,200,000	31,871,711
1.875%, 02/15/51	173,000,000	171,161,875
2.000%, 08/15/51	66,300,000	67,584,563
2.250%, 05/15/41	75,000,000	78,773,438
2.750%, 11/15/42	196,000,000	223,378,750
2.875%, 05/15/43	126,000,000	146,415,937
2.875%, 11/15/46	114,100,000	134,954,449
3.000%, 11/15/44	96,000,000	114,480,000
3.000%, 02/15/47	7,400,000	8,955,156
3.000%, 02/15/49	30,000,000	36,883,594
3.125%, 02/15/43	89,700,000	108,113,028
3.375%, 05/15/44	99,895,000	125,762,342
U.S. Treasury Notes
0.250%, 09/30/25 (e)	40,000,000	38,734,375
0.375%, 12/31/25 (e)	50,000,000	48,464,844
0.375%, 09/30/27	125,000,000	118,315,430
0.500%, 02/28/26	21,100,000	20,500,793
0.750%, 03/31/26	36,100,000	35,414,664
0.750%, 05/31/26	300,000,000	293,835,936
0.750%, 08/31/26	37,500,000	36,660,645

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.875%, 11/15/30	30,100,000	$28,617,340
1.125%, 02/29/28	20,500,000	20,202,109
1.125%, 02/15/31	75,700,000	73,467,441
1.250%, 04/30/28	49,000,000	48,554,024
1.250%, 08/15/31	60,000,000	58,659,375
1.375%, 10/31/28	37,900,000	37,746,031
1.500%, 11/30/24 (e)	100,000,000	101,570,312
2.750%, 08/31/23	422,000,000	436,473,283

		3,151,876,100

Total U.S. Treasury & Government Agencies (Cost $3,242,252,478)		3,371,418,322

Corporate Bonds & Notes—1.5%

Banks—1.4%
Bank of America Corp. 3.419%, 3M LIBOR + 1.040%, 12/20/28 (f)	20,000,000	21,353,295
Citigroup, Inc. 3.887%, 3M LIBOR + 1.563%, 01/10/28 (f)	20,000,000	21,683,383
Cooperative Rabobank UA 4.375%, 08/04/25	5,000,000	5,416,463
Goldman Sachs Group, Inc. (The)
3.691%, 3M LIBOR + 1.510%, 06/05/28 (f)	10,000,000	10,768,443
3.750%, 02/25/26	19,500,000	20,999,717
HSBC Holdings plc
4.300%, 03/08/26	20,000,000	21,915,596
5.250%, 03/14/44	3,000,000	3,913,237
JPMorgan Chase & Co.
3.540%, 3M LIBOR + 1.380%, 05/01/28 (f)	10,000,000	10,860,338
4.000%, SOFR + 2.745%, 04/01/25 (f)	8,000,000	8,040,000
6.125%, 3M LIBOR + 3.330%, 04/30/24 (f)	3,000,000	3,187,500
Mizuho Financial Group, Inc. 4.254%, 3M LIBOR + 1.270%, 09/11/29 (f)	5,000,000	5,580,262
Morgan Stanley 3.591%, 3M LIBOR + 1.340%, 07/22/28 (f)	20,000,000	21,561,838
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (f)	8,600,000	9,074,204

		164,354,276

Insurance—0.1%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	4,058,870

Telecommunications—0.0%
AT&T, Inc.
3.500%, 09/15/53	2,045,000	2,063,191
3.800%, 12/01/57	1,556,000	1,619,892

		3,683,083

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,445,000	2,680,006

Total Corporate Bonds & Notes (Cost $159,125,838)		174,776,235

Municipals—0.0%
Security Description	Principal Amount*	Value
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	687,534
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,445,497

Total Municipals (Cost $2,512,921)		3,133,031

Short-Term Investments—1.5%

Repurchase Agreements—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $3,358,542; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $3,425,728.	3,358,542	3,358,542
JPMorgan Securities, LLC Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/03/22 with a maturity value of $74,500,248; collateraliazed by U.S. Treasury Obligations with rates ranging from of 1.250% - 2.875%, maturity dates ranging from 05/15/28 - 05/15/50, with a market value of $76,071,303.	74,500,000	74,500,000
Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/04/22 with a maturity value of $63,600,283; collateralized by U.S. Treasury Obligation at 1.250%, maturing 05/15/50, with a market value of $64,980,928	63,600,000	63,600,000

		141,458,542

U.S. Treasury—0.3%
U.S. Treasury Bill
0.004%, 01/18/22 (g)	27,000,000	26,999,831

Total Short-Term Investments (Cost $168,458,493)		168,458,373

Total Investments—101.7% (Cost $10,904,322,263)		11,816,532,224
Other assets and liabilities (net)—(1.7)%		(193,963,766)

Net Assets—100.0%		$11,622,568,458

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $150,417,249.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2021

of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $4,058,870, which is 0.0% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	20,900,000	BBP	01/05/22	USD	184,208	$2,517
JPY	20,902,359	BBP	02/02/22	USD	181,550	(200)

Net Unrealized Appreciation						$2,317

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/18/22	12,790	USD	3,043,060,750	$52,678,157

Glossary of Abbreviations

Counterparties

(BBP)— Barclays Bank plc

Currencies

(JPY)— Japanese Yen	(USD)— United States Dollar

Index Abbreviations

(LIBOR)— London Interbank Offered Rate	(SOFR)— Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,098,746,263	$—	$—	$8,098,746,263
Total U.S. Treasury & Government Agencies*	—	3,371,418,322	—	3,371,418,322
Total Corporate Bonds & Notes*	—	174,776,235	—	174,776,235
Total Municipals*	—	3,133,031	—	3,133,031
Total Short-Term Investments*	—	168,458,373	—	168,458,373
Total Investments	$8,098,746,263	$3,717,785,961	$—	$11,816,532,224

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,517	$—	$2,517
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(200)	—	(200)
Total Forward Contracts	$—	$2,317	$—	$2,317
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$52,678,157	$—	$—	$52,678,157

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$3,717,785,961
Affiliated investments at value (b)	8,098,746,263
Cash denominated in foreign currencies (c)	402,645
Cash collateral for futures contracts	350,000
Unrealized appreciation on forward foreign currency exchange contracts	2,517
Receivable for:
Affiliated investments sold	2,329,561
TBA securities sold	80,252,695
Fund shares sold	24,666
Interest	16,091,497
Prepaid expenses	10,361

Total Assets	11,915,996,166
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	200
Payables for:
Investments purchased	63,599,803
TBA securities purchased	213,713,047
Fund shares redeemed	3,789,865
Variation margin on futures contracts	7,027,176
Accrued Expenses:
Management fees	2,321,030
Distribution and service fees	2,458,139
Deferred trustees’ fees	175,636
Other expenses	342,812

Total Liabilities	293,427,708

Net Assets	$11,622,568,458

Net Assets Consist of:
Paid in surplus	$9,676,244,542
Distributable earnings (Accumulated losses)	1,946,323,916

Net Assets	$11,622,568,458

Net Assets
Class B	$11,622,568,458
Capital Shares Outstanding*
Class B	967,861,799
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,572,349,730.
(b)	Identified cost of affiliated investments was $7,331,972,533.
(c)	Identified cost of cash denominated in foreign currencies was $386,445.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$137,987,975
Interest	62,158,576

Total investment income	200,146,551
Expenses
Management fees	28,408,135
Administration fees	148,390
Custodian and accounting fees	199,145
Distribution and service fees—Class B	29,937,090
Interest expense	492
Audit and tax services	60,376
Legal	41,100
Trustees’ fees and expenses	51,036
Shareholder reporting	34,745
Insurance	25,874
Miscellaneous	33,282

Total expenses	58,939,665
Less management fee waiver	(522,738)

Net expenses	58,416,927

Net Investment Income	141,729,624

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	75,145,916
Affiliated investments	136,084,689
Futures contracts	517,959,407
Foreign currency transactions	3,559
Forward foreign currency transactions	13,923
Capital gain distributions from affiliated investments	255,809,069

Net realized gain (loss)	985,016,563

Net change in unrealized appreciation (depreciation) on:
Investments	(228,369,382)
Affiliated investments	(16,887,388)
Futures contracts	(8,311,610)
Foreign currency transactions	(9,733)
Forward foreign currency transactions	3,776

Net change in unrealized appreciation (depreciation)	(253,574,337)

Net realized and unrealized gain (loss)	731,442,226

Net Increase (Decrease) in Net Assets From Operations	$873,171,850

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$141,729,624	$253,593,290
Net realized gain (loss)	985,016,563	455,455,449
Net change in unrealized appreciation (depreciation)	(253,574,337)	656,167,260

Increase (decrease) in net assets from operations	873,171,850	1,365,215,999

From Distributions to Shareholders
Class B	(684,632,613)	(1,398,596,814)

Total distributions	(684,632,613)	(1,398,596,814)

Increase (decrease) in net assets from capital share transactions	(728,555,442)	181,467,500

Total increase (decrease) in net assets	(540,016,205)	148,086,685

Net Assets
Beginning of period	12,162,584,663	12,014,497,978

End of period	$11,622,568,458	$12,162,584,663

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	4,644,051	$55,365,519	11,562,650	$129,699,622
Reinvestments	58,969,218	684,632,613	134,222,343	1,398,596,814
Redemptions	(123,201,703)	(1,468,553,574)	(118,329,265)	(1,346,828,936)

Net increase (decrease)	(59,588,434)	$(728,555,442)	27,455,728	$181,467,500

Increase (decrease) derived from capital shares transactions		$(728,555,442)		$181,467,500

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.84	$12.01	$9.92	$11.91	$10.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.25	0.24	0.20	0.18
Net realized and unrealized gain (loss)	0.73	1.06	2.08	(0.98)	1.73

Total income (loss) from investment operations	0.87	1.31	2.32	(0.78)	1.91

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.23)	(0.20)	(0.18)
Distributions from net realized capital gains	(0.42)	(1.19)	0.00	(1.01)	(0.58)

Total distributions	(0.70)	(1.48)	(0.23)	(1.21)	(0.76)

Net Asset Value, End of Period	$12.01	$11.84	$12.01	$9.92	$11.91

Total Return (%) (b)	7.54	12.52	23.57	(7.36)	18.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.49	0.50	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.49	0.50	0.49	0.50
Net ratio of expenses to average net assets (%) (c) (d)	0.49	0.49	0.49	0.49	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	1.18	2.19	2.18	1.79	1.54
Portfolio turnover rate (%)	45 (f)	76 (f)	76 (f)	54 (f)	32 (f)
Net assets, end of period (in millions)	$11,622.6	$12,162.6	$12,014.5	$10,787.0	$12,467.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 18%, 24%, 15%, 24% and 8% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2021—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

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Notes to Financial Statements—December 31, 2021—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $141,458,542, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. For the year ended December 31, 2021, the Portfolio had an outstanding reverse repurchase agreement balance for 8 days. The average amount of borrowings was $32,356,156 and the annualized weighted average interest rate was (0.037)% during the 8 day period. There were no outstanding reverse repurchase agreements as of December 31, 2021.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2021, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2021, the Portfolio had an outstanding secured borrowing transaction balance for 162 days. For the year ended December 31, 2021, the Portfolio’s average amount of borrowings was $50,493,111 and the weighted average interest rate was (0.077)% during the 162 day period. There were no outstanding borrowings as of December 31, 2021.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used

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Notes to Financial Statements—December 31, 2021—(Continued)

for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)(b)	$52,678,157
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,517	Unrealized depreciation on forward foreign currency exchange contracts	$200

Total		$52,680,674		$200

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$2,517	$(200)	$—	$2,317

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$200	$(200)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$13,923	$13,923
Futures contracts	(7,548,671)	525,508,078	—	517,959,407

	$(7,548,671)	$525,508,078	$13,923	$517,973,330

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,776	$3,776
Futures contracts	(124,624)	(8,186,986)	—	(8,311,610)

	$(124,624)	$(8,186,986)	$3,776	$(8,307,834)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$429,831
Futures contracts long	2,943,336,839

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with

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Notes to Financial Statements—December 31, 2021—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,644,876,517	$740,349,345	$4,587,453,959	$1,339,341,950

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$3,325,366,919	$3,622,121,544

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2021	% per annum	Average Daily Net Assets of the Overlay Portion
$23,841,194	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2021	% per annum	Average Daily Net Assets of the Base Portion
$4,566,941	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
AB International Bond Portfolio (Class A)	$208,928,067	$3,538,099	$(62,728,184)	$2,798,766	$(7,358,238)	$145,178,510
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	192,417,364	1,523,420	(63,743,165)	(3,036,258)	50,262,674	177,424,035
Baillie Gifford International Stock Portfolio (Class A)	335,763,817	41,580,395	(31,256,739)	13,132,327	(49,038,871)	310,180,929
BlackRock Bond Income Portfolio (Class A)	792,953,785	122,050,523	(24,095,640)	(1,167,852)	(41,546,118)	848,194,698
BlackRock Capital Appreciation Portfolio (Class A)	40,540,735	3,485,305	(20,877,397)	7,397,321	(4,742,300)	25,803,664
BlackRock High Yield Portfolio (Class A)	120,849,347	5,462,600	(10,442,330)	(178,693)	1,732,718	117,423,642

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
Brighthouse Small Cap Value Portfolio (Class A)	$161,489,879	$2,690,274	$(62,941,391)	$3,002,020	$39,877,506	$144,118,288
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	92,665,179	34,473,439	(13,576,412)	5,050,347	(11,416,137)	107,196,416
Brighthouse/Artisan International Portfolio	254,483,176	2,701,177	(37,310,516)	10,187,398	8,284,953	238,346,188
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	195,550,083	5,357,386	(64,539,839)	538,635	39,850,926	176,757,191
Brighthouse/Dimensional International Small Company Portfolio (Class A)	182,490,843	11,250,256	(42,251,210)	(4,662,520)	17,029,657	163,857,026
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	176,773,026	8,468,369	(11,022,856)	(426,132)	996,025	174,788,432
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	290,967,868	14,276,497	(9,749,403)	(585,795)	(3,837,869)	291,071,298
Brighthouse/Templeton International Bond Portfolio (Class A)	203,345,310	10,642,324	(53,927,934)	(23,463,756)	14,823,482	151,419,426
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	61,092,423	3,070,027	(26,934,246)	3,793,393	5,064,184	46,085,781
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	63,110,068	5,849,891	(23,369,579)	7,012,268	(65,449)	52,537,199
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	114,012,395	3,270,969	(40,174,229)	5,711,678	24,455,064	107,275,877
Frontier Mid Cap Growth Portfolio (Class A)	167,603,327	21,178,652	(42,502,948)	5,109,595	(3,429,239)	147,959,387
Harris Oakmark International Portfolio (Class A)	496,338,506	12,297,505	(107,391,516)	(9,687,162)	46,581,368	438,138,701
Invesco Comstock Portfolio (Class A)	27,258,902	266,765	(21,251,792)	3,108,068	3,589,313	12,971,256
Invesco Global Equity Portfolio (Class A)	131,097,599	5,148,134	(32,208,600)	9,731,575	3,897,730	117,666,438
Invesco Small Cap Growth Portfolio (Class A)	117,574,261	18,277,639	(30,026,224)	7,723,717	(17,397,616)	96,151,777
Jennison Growth Portfolio (Class A)	53,160,932	8,179,434	(23,575,678)	8,247,937	(9,920,324)	36,092,301
JPMorgan Core Bond Portfolio (Class A)	496,032,866	35,185,510	(16,261,621)	263,919	(19,128,930)	496,091,744
JPMorgan Small Cap Value Portfolio (Class A)	116,185,394	5,119,863	(48,560,061)	4,766,954	24,295,174	101,807,324
Loomis Sayles Growth Portfolio (Class A)	43,382,616	986,530	(20,627,889)	4,414,768	984,118	29,140,143
MFS Research International Portfolio (Class A)	318,437,537	15,983,619	(49,825,134)	16,883,017	4,406,380	305,885,419
MFS Value Portfolio (Class A)	52,861,576	985,969	(26,170,985)	3,096,928	7,001,700	37,775,188
Morgan Stanley Discovery Portfolio (Class A)	64,512,964	29,251,281	(15,136,032)	7,567,184	(38,536,780)	47,658,617
Neuberger Berman Genesis Portfolio (Class A)	89,950,857	5,535,305	(22,329,334)	10,951,362	(1,663,089)	82,445,101
PIMCO Inflation Protected Bond Portfolio (Class A)	235,144,081	7,525,877	(18,066,384)	(777,761)	11,660,003	235,485,816
PIMCO Total Return Portfolio (Class A)	639,899,651	67,793,539	(19,773,695)	(1,501,569)	(45,850,539)	640,567,387
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	89,419,998	21,557,203	(10,487,699)	1,997,008	(3,757,433)	98,729,077
T. Rowe Price Large Cap Value Portfolio (Class A)	45,174,979	634,461	(25,548,037)	2,341,075	6,857,436	29,459,914
T. Rowe Price Mid Cap Growth Portfolio (Class A)	127,742,983	7,971,395	(54,857,117)	9,265,636	(1,955,231)	88,167,666
T. Rowe Price Small Cap Growth Portfolio (Class A)	158,782,367	15,540,484	(33,387,260)	9,337,257	(7,769,207)	142,503,641
TCW Core Fixed Income Portfolio (Class A)	627,275,333	124,719,309	(15,674,055)	462,365	(51,977,708)	684,805,244
VanEck Global Natural Resources Portfolio (Class A)	187,094,466	7,311,990	(64,548,829)	16,995,916	12,824,748	159,678,291
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	397,281,906	18,539,280	(26,641,877)	1,148,509	(5,010,253)	385,317,565
Western Asset Management U.S. Government Portfolio (Class A)	401,933,102	30,668,650	(8,586,114)	(464,756)	(16,961,216)	406,589,666

	$8,571,579,568	$740,349,345	$(1,332,379,951)	$136,084,689	$(16,887,388)	$8,098,746,263

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
AB International Bond Portfolio (Class A)	$623,245	$188,423	13,959,472
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	—	1,523,420	11,229,369
Baillie Gifford International Stock Portfolio (Class A)	31,198,932	3,032,679	22,092,659
BlackRock Bond Income Portfolio (Class A)	16,665,943	23,456,912	7,842,762
BlackRock Capital Appreciation Portfolio (Class A)	3,485,305	—	459,140
BlackRock High Yield Portfolio (Class A)	—	4,982,085	14,532,629
Brighthouse Small Cap Value Portfolio (Class A)	63,557	1,453,863	7,486,664
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	447,295	8,011,690
Brighthouse/Artisan International Portfolio	1,377,070	1,324,106	17,012,576
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,722,939	1,634,446	608,103
Brighthouse/Dimensional International Small Company Portfolio (Class A)	8,374,791	2,875,465	12,366,568
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,959,355	17,531,437
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,285,383	31,264,371
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	19,118,614
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	2,410,021	660,006	1,153,009
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,376,885	473,006	2,762,208

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	$—	$3,270,969	7,137,450
Frontier Mid Cap Growth Portfolio (Class A)	21,178,651	—	3,382,702
Harris Oakmark International Portfolio (Class A)	—	3,703,947	30,216,462
Invesco Comstock Portfolio (Class A)	—	266,765	772,558
Invesco Global Equity Portfolio (Class A)	4,990,734	157,400	3,603,873
Invesco Small Cap Growth Portfolio (Class A)	18,277,639	—	5,639,400
Jennison Growth Portfolio (Class A)	8,179,433	—	1,731,046
JPMorgan Core Bond Portfolio (Class A)	—	12,739,420	47,747,040
JPMorgan Small Cap Value Portfolio (Class A)	2,570,742	1,186,496	5,085,281
Loomis Sayles Growth Portfolio (Class A)	925,821	60,710	1,756,488
MFS Research International Portfolio (Class A)	10,954,171	3,567,930	20,653,978
MFS Value Portfolio (Class A)	390,950	595,018	1,975,690
Morgan Stanley Discovery Portfolio (Class A)	27,071,631	—	2,141,960
Neuberger Berman Genesis Portfolio (Class A)	5,469,759	65,545	3,102,939
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,294,788	20,747,649
PIMCO Total Return Portfolio (Class A)	27,075,180	13,057,912	55,078,881
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,583,848	8,585,137
T. Rowe Price Large Cap Value Portfolio (Class A)	33,393	601,068	828,224
T. Rowe Price Mid Cap Growth Portfolio (Class A)	7,971,395	—	6,730,356
T. Rowe Price Small Cap Growth Portfolio (Class A)	15,488,613	51,871	5,274,006
TCW Core Fixed Income Portfolio (Class A)	31,932,269	12,389,721	66,680,160
VanEck Global Natural Resources Portfolio (Class A)	—	2,012,171	13,218,402
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	14,989,248	28,063,916
Western Asset Management U.S. Government Portfolio (Class A)	—	11,096,704	35,111,370

	$255,809,069	$137,987,975

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$10,976,593,683

Gross unrealized appreciation	1,015,035,077
Gross unrealized (depreciation)	(175,096,536)

Net unrealized appreciation (depreciation)	$839,938,541

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$333,991,017	$574,440,647	$350,641,596	$824,156,167	$684,632,613	$1,398,596,814

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$421,930,053	$684,614,563	$839,954,938	$—	$1,946,499,554

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Balanced Plus Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None
Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses

BHFTI-30

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

(inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 32.12% and 31.77%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 28.27%.

MARKET ENVIRONMENT / CONDITIONS

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Allspring Global Investments, LLC.

Global equity markets saw a continuation of the 2020 COVID-19 recovery rally in 2021. Stocks advanced higher despite increased concerns surrounding new COVID-19 variants emerging, as well as supply chain disruptions and labor shortages leading to historically high inflation levels. The first calendar quarter saw an extension of the fourth quarter 2020 rally that favored smaller capitalization, cyclical, value stocks. As the year progressed, market leadership shifted several times as the new variants emerged, and treasury yields saw increased volatility. Investors also grew concerned that the U.S. Federal Reserve (the “Fed”) would begin to throttle back its economic stimulus programs. Small cap indices were specifically influenced by a new breed of speculative traders that propelled several thinly traded stocks branded as “meme stocks”. The Russell 2000 Value Index posted an impressive 28% return and significantly outperformed small cap growth stocks. The Index was led by the Energy sector which benefited from a post-COVID recovery in demand outpacing supply. Health Care was the worst-performing sector within the Index as many biotech stocks saw significant multiple contraction.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve outperformed the Russell 2000 Value Index over the trailing twelve-month period. Stock selection drove the Portfolio’s outperformance relative to the Index, while sector allocation differences subtracted from performance. Stock selection in Health Care, Industrials, Information Technology (“IT”), and Financials, and Energy as well as an underweight in the Health Care sector were the largest contributors to relative performance. Conversely, stock selection in the Consumer Discretionary and Materials sectors as well as an underweight in the strong-performing Consumer Discretionary sector were the primary detractors during the period.

The Portfolio’s underweight and stock selection in the Health Care sector contributed to relative performance as the sector was the worst performer in the Index during the period. Our underweight is driven by our disciplined reward/risk process and the lack of opportunities we see within the small cap value universe that do not possess substantial pipeline risks. A large contributor in the sector, Owens & Minor, Inc. is a leading health care logistics company providing a number of solutions to provider and manufacturer customers. We think the company’s new management team has positioned the company to accelerate market share gains and profitability. Owens & Minor possesses a strong competitive profile in our view as its diverse footprint offers a number of supply advantages to its customers. The company has seen strong demand in its end markets and continues to see margin improvement while investing in new adjacent markets. Additionally, management has used improving cash flow to de-lever the balance sheet that now possesses much stronger financial flexibility. Shares outperformed after the company reported recent quarterly results which exceeded expectations and highlighted its ability to maneuver through inflationary pressures. At period-end, we continued to believe the company was well positioned to generate long-term shareholder value.

Stock selection in Industrials was a key contributor to relative performance. Within the sector, Atkore, Inc. contributed most to relative performance. Atkore manufactures and distributes electrical raceway products in the U.S. and internationally. Over the past few years, management has developed market-leading positions in the company’s product lines and has been able to deliver on price while paying down debt and integrating acquisitions ahead of schedule. Shares, once again, outperformed as the company reported stronger than expected results and released fiscal year 2022 guidance that was well above expectations. Furthermore, management announced plans to deploy over $1 billion of capital towards Mergers and Acquisitions (“M&A”) and share repurchases over the next couple of years. We believe that Atkore continues to highlight its unique competitive profile and financial flexibility in a challenging operating environment, and we believe that continued free cash flow conversion should support long-term capital allocation. We continued to monitor the reward/risk valuation for Atkore while seeing additional upside at current levels.

Security selection in IT was a primary contributor to performance. Technology holding Blackberry, Ltd. was a top contributor for both the sector and the overall Portfolio. BlackBerry provides intelligent security software and services to enterprises and governments around the world. BlackBerry announced a multiyear agreement with Amazon Web Services to develop and market its Blackberry IVY cloud-based software platform that provides auto original equipment manufacturers and tier 1 suppliers the ability to collect and analyze vehicle sensor data. This, combined with an increase in retail investor interest and a movement toward recovery stocks, caused the shares to appreciate significantly. We exited BlackBerry on behalf of the Portfolio during the period.

The Portfolio benefited from favorable security selection in the Financials sector. Within the sector, First Citizens BancShares was a primary contributor to performance. During the period, First Citizens shares benefited from the potential associated with the planned and highly accretive purchase of CIT as well as from a significant rebound in shares of bank stocks. Bank stocks were some of the largest

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

beneficiaries from the recovery trade as the 10-year Treasury yield and gross domestic product estimates for 2021 increased significantly. We continued to see an attractive long-term reward/risk opportunity for the stock at period-end.

Stock selection and an underweight to Consumer Discretionary detracted from performance. Our underweight is driven by the reward-to-risk valuations and the significant volatility to the cash flow streams of the Consumer Discretionary companies within the small cap universe. Within the sector, Tupperware Brands Corp. was the largest detractor over the period. Tupperware is a leading global consumer products company which provides multiple brands and categories to the storage and serving solutions market. The company is currently in a multi-year turnaround headed by new Chief Executive Officer (“CEO”) Miguel Fernandez. During the period, shares of Tupperware underperformed after the company reported weaker results that were impacted by execution headwinds and macro challenges. Gross margins were also impacted and given tougher upcoming comparisons, investor sentiment continued to weaken. Despite the disappointing near-term results, we believe the underlying shift in the company’s strategy continues to be underappreciated. At period-end, we continued to see a unique long-term opportunity in Tupperware at an attractive reward/risk valuation.

Security selection in the Materials sector detracted from relative performance, although this was partially offset by an overweight to the sector that benefitted the Portfolio as investors showed a preference for the economic sensitivity that the Materials sector would provide to a potential recovery. Our exposure was primarily through specialty chemical, construction materials, and packaging companies, which lagged the higher-beta and more commoditized metals and mining stocks within the Index. Within the sector, Innospec Inc. was the largest detractor from relative performance. Innospec is a maker of fuel additives, oil-field chemicals, personal care, and other specialty chemicals. We attributed the stock price weakness to the uneven pace of recovery in the company’s core fuel additives marketplace during the period. Gasoline volumes and, particularly, aviation fuel volumes have been slow to fully recover from the effects of the pandemic. We view the pullback as unwarranted and shortsighted, especially given the company’s robust net cash balance sheet and solid free-cash-flow generation.

During the period, the Portfolio made minor changes to positioning. The Portfolio increased its exposure and overweight to the Industrials and Energy sectors with purchases in new portfolio holdings while also adding to existing holdings. We reduced our exposure, becoming more underweight, in the IT and Financials sectors as reward/risk ratios dictated.

As of December 31, 2021, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that we believe presented the best opportunity to seek to deliver alpha over the next 3 to 5 years At period-end, the Portfolio’s largest overweights were in the Materials, Industrials, and Consumer Staples sectors. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. In Materials, the overweight was primarily due to opportunities we found in the containers and packaging industry as well as the specialty chemical industry. The Portfolio’s largest underweights were in the Real Estate and Financials sectors. In the Real Estate sector, we were not currently finding enough companies that we believe presented attractive valuations on a reward-to-risk basis, as such the Portfolio remained largely underweight the sector at period-end. Within Financials, the underweight was primarily to banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

The following commentary was provided by Delaware Investment Fund Advisers.

The Portfolio sleeve outperformed the Russell 2000 Value Index during the review period. Stock selection and sector positioning contributed during the review period. The stock selection in the Financials, Industrials, and Materials sectors were the largest contributors to relative outperformance. The Health Care sector of the benchmark was the weakest returning sector for the review period and the Portfolio’s underweight positioning contributed on a relative basis. Stock selection detracted in the Consumer Discretionary, Energy, and Consumer Staples sectors as the Portfolio’s holdings lagged the stronger returns of those sectors in the benchmark.

Atkore, Inc. manufactures electrical raceway and mechanical products that frame and secure a range of structures. Shares of Atkore outperformed during the review period as the company achieved record earnings. Atkore benefited from its ability to increase selling prices to offset higher input costs and improve its margins. During the review period, Atkore refinanced its debt and repurchased its stock, further strengthening its balance sheet and demonstrating to us that it is committed to being diligent with its approach to capital deployment.

Louisiana-Pacific Corp. is a leader in high-performance building solutions and manufactures engineered wood building products for builders, remodelers, and homeowners. Louisiana-Pacific continues to reduce the cyclicality of its business by strategically converting capacity for oriented strand board into higher-margin siding, which is sold under the company’s LP SmartSide brand. Louisiana-Pacific exceeded its three-year transformation targets for growth and efficiency in February 2021—the end of its 2020 fiscal year—one year ahead of schedule. Louisiana-Pacific has returned free cash flow to shareholders through share repurchases and dividends.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

Shares of regional bank East West Bancorp, Inc. outperformed for the review period year. East West Bancorp, headquartered in California, is one of the largest independent banks, operating more than 120 locations in the US and China. The bank reported several quarters of better-than-expected earnings results during the review period. East West Bancorp’s loan growth has accelerated, and it has strong profitability.

In the Communication Services sector, shares of video, broadband communications, and telephone service provider, Cable One, Inc., underperformed. With more Americans staying home during the pandemic, Cable One added more broadband subscribers than expected. Cable One’s subscription growth began to slow during the review period as the economy reopened and workers returned to the office. Cable One’s financial results were strong, and the company has good margin expansion.

Avanos Medical, Inc. is a medical-device company operating two main divisions: chronic care, which includes respiratory and digestive health products, and pain management, which includes pumps and devices. Avanos Medical detracted over the review period as its financial results suffered from higher inflationary costs and continued delays and postponements of elective surgical procedures. Avanos Medical’s management team is focused on margin improvements and continues to identify ways to increase productivity and lower its cost structure.

Kemper Corp. is a multi-line insurance company that offers property and casualty, life, and health insurance products primarily to middle-and low-income consumers. Kemper’s property and casualty business division primarily sells non-standard personal auto and low-premium commercial auto policies. Its life and health division sells term life insurance with low face amounts and supplemental health and accident policies to middle-income customers. During the review period, shares of Kemper detracted as profitability weakened due to soft pricing during the pandemic lockdowns and higher claims now that the economy is reopening. Kemper has taken corrective actions, including rate increases, to position the company for growth.

The Portfolio sleeve ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. The Portfolio’s relative overweights remained in the Materials, Industrials, Financials, and Information Technology sectors. The Portfolio remained underweight relative to the benchmark in the Health Care, Real Estate, and Communication Services, and Utilities sectors.

Christopher S. Beck

Kelley McKee Carabasi

Steven G. Catricks

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investment Fund Advisers

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	32.12	10.11	12.45
Class B	31.77	9.82	12.17
Russell 2000 Value Index	28.27	9.07	12.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Spectrum Brands Holdings, Inc.	2.0
J & J Snack Foods Corp.	1.8
Avient Corp.	1.7
Mueller Industries, Inc.	1.6
Eagle Materials, Inc.	1.6
Atkore, Inc.	1.6
East West Bancorp, Inc.	1.4
Hancock Whitney Corp.	1.4
Franklin Electric Co., Inc.	1.3
Innospec, Inc.	1.3

Top Sectors

% of Net Assets
Industrials	22.6
Financials	22.3
Materials	13.3
Consumer Discretionary	9.1
Consumer Staples	7.5
Information Technology	7.2
Energy	5.6
Health Care	4.4
Real Estate	4.4
Utilities	2.3

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.75%	$1,000.00	$1,064.10	$3.90
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B (a)	Actual	1.00%	$1,000.00	$1,062.60	$5.20
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
PAE, Inc. (a) (b)	181,200	$1,799,316
Parsons Corp. (a) (b)	130,522	4,392,065

		6,191,381

Airlines—0.2%
SkyWest, Inc. (a)	51,900	2,039,670

Auto Components—1.1%
Adient plc (a) (b)	114,000	5,458,320
Holley, Inc. (a) (b)	580,503	7,540,734

		12,999,054

Banks—13.6%
Associated Banc-Corp.	188,372	4,255,323
Bank of NT Butterfield & Son, Ltd. (The)	98,100	3,738,591
CVB Financial Corp. (b)	167,833	3,593,304
East West Bancorp, Inc.	217,500	17,112,900
First Citizens BancShares, Inc. - Class A (b)	8,464	7,023,766
First Financial Bancorp	221,600	5,402,608
First Hawaiian, Inc. (b)	116,232	3,176,621
First Interstate BancSystem, Inc. - Class A (b)	68,200	2,773,694
FNB Corp.	701,600	8,510,408
Great Western Bancorp, Inc.	170,800	5,800,368
Hancock Whitney Corp.	333,598	16,686,572
NBT Bancorp, Inc.	49,400	1,902,888
Prosperity Bancshares, Inc.	59,400	4,294,620
Renasant Corp. (b)	113,589	4,310,703
S&T Bancorp, Inc.	75,300	2,373,456
Sandy Spring Bancorp, Inc. (b)	68,800	3,307,904
South State Corp. (b)	64,420	5,160,686
Sterling Bancorp	178,900	4,613,831
Synovus Financial Corp.	152,000	7,276,240
UMB Financial Corp.	142,008	15,068,469
Umpqua Holdings Corp.	448,550	8,630,102
Valley National Bancorp	586,400	8,063,000
Webster Financial Corp.	194,400	10,855,296
Western Alliance Bancorp	131,400	14,145,210

		168,076,560

Beverages—0.5%
Primo Water Corp.	316,213	5,574,835

Building Products—3.2%
CSW Industrials, Inc. (b)	89,881	10,863,018
Griffon Corp. (b)	189,130	5,386,422
Janus International Group Inc. (a)	258,324	3,234,216
JELD-WEN Holding, Inc. (a) (b)	61,925	1,632,343
Quanex Building Products Corp. (b)	276,375	6,848,573
Simpson Manufacturing Co., Inc. (b)	42,049	5,847,754
UFP Industries, Inc.	17,772	1,635,202
Zurn Water Solutions Corp.	126,300	4,597,320

		40,044,848

Capital Markets—1.7%
Apollo Investment Corp. (b)	201,778	2,580,741

Capital Markets—(Continued)
GlassBridge Enterprises, Inc. (a) (b)	572	2,145
New Mountain Finance Corp. (b)	266,946	3,657,160
Stifel Financial Corp. (b)	183,750	12,939,675
Westwood Holdings Group, Inc.	78,003	1,321,371

		20,501,092

Chemicals—5.9%
Ashland Global Holdings, Inc.	36,400	3,918,824
Avient Corp. (b)	385,747	21,582,545
Ecovyst, Inc. (b)	340,722	3,488,993
Element Solutions, Inc. (b)	79,047	1,919,261
HB Fuller Co. (b)	74,900	6,066,900
Huntsman Corp.	187,500	6,540,000
Innospec, Inc. (b)	183,163	16,546,945
Minerals Technologies, Inc.	22,350	1,634,903
NewMarket Corp.	24,438	8,375,391
Scotts Miracle-Gro Co. (The) (b)	16,500	2,656,500

		72,730,262

Commercial Services & Supplies—2.2%
ACCO Brands Corp.	393,001	3,246,188
Deluxe Corp. (b)	41,224	1,323,703
Ennis, Inc. (b)	137,770	2,690,648
Harsco Corp. (a) (b)	194,866	3,256,211
Healthcare Services Group, Inc. (b)	247,661	4,405,889
Matthews International Corp. - Class A (b)	34,848	1,277,876
UniFirst Corp.	26,700	5,617,680
Viad Corp. (a) (b)	123,969	5,304,634

		27,122,829

Communications Equipment—0.8%
NETGEAR, Inc. (a) (b)	61,336	1,791,625
NetScout Systems, Inc. (a)	102,090	3,377,137
Viavi Solutions, Inc. (a) (b)	271,800	4,789,116

		9,957,878

Construction & Engineering—2.1%
API Group Corp. (a) (b)	386,725	9,965,903
MasTec, Inc. (a)	147,075	13,572,081
Primoris Services Corp.	117,600	2,820,048

		26,358,032

Construction Materials—1.9%
Eagle Materials, Inc. (b)	119,160	19,835,374
Summit Materials, Inc. - Class A (a) (b)	99,300	3,985,902

		23,821,276

Consumer Finance—0.3%
PROG Holdings, Inc. (a) (b)	71,000	3,202,810

Containers & Packaging—2.1%
Berry Global Group, Inc. (a)	136,303	10,056,435
Myers Industries, Inc. (b)	184,564	3,693,126

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Containers & Packaging—(Continued)
Silgan Holdings, Inc. (b)	280,970	$12,036,755

		25,786,316

Diversified Consumer Services—0.3%
Service Corp. International	58,950	4,184,861

Diversified Financial Services — 0.3%
Jackson Financial, Inc. - Class A (b)	97,352	4,072,234

Electric Utilities—1.2%
ALLETE, Inc.	131,279	8,710,362
Hawaiian Electric Industries, Inc. (b)	160,934	6,678,761

		15,389,123

Electrical Equipment—2.2%
Atkore, Inc. (a) (b)	178,010	19,792,932
Babcock & Wilcox Enterprises, Inc. (a) (b)	279,835	2,524,112
Regal Rexnord Corp.	28,106	4,783,079

		27,100,123

Electronic Equipment, Instruments & Components—1.9%
Belden, Inc.	95,497	6,277,018
Flex, Ltd. (a)	398,037	7,296,018
SYNNEX Corp.	24,800	2,836,128
TTM Technologies, Inc. (a)	320,776	4,779,562
Vishay Intertechnology, Inc.	76,000	1,662,120

		22,850,846

Energy Equipment & Services—1.0%
Dril-Quip, Inc. (a)	55,500	1,092,240
Forum Energy Technologies, Inc. (a) (b)	18,776	301,355
Helix Energy Solutions Group, Inc. (a)	328,200	1,023,984
Liberty Oilfield Services, Inc. - Class A (a) (b)	149,216	1,447,395
Patterson-UTI Energy, Inc. (b)	853,802	7,214,627
TechnipFMC plc (a)	234,521	1,388,364

		12,467,965

Equity Real Estate Investment Trusts—4.4%
Brandywine Realty Trust (b)	363,600	4,879,512
Broadstone Net Lease, Inc. (b)	35,864	890,145
Independence Realty Trust, Inc.	132,900	3,432,807
Kite Realty Group Trust (b)	183,463	3,995,824
Life Storage, Inc.	46,450	7,115,211
LXP Industrial Trust (b)	408,600	6,382,332
National Health Investors, Inc.	67,000	3,850,490
Outfront Media, Inc.	261,850	7,022,817
RPT Realty	233,700	3,126,906
Spirit Realty Capital, Inc.	136,200	6,563,478
Summit Hotel Properties, Inc. (a)	276,700	2,700,592
Washington Real Estate Investment Trust (b)	151,387	3,913,354

		53,873,468

Food & Staples Retailing—0.4%
Performance Food Group Co. (a)	104,381	4,790,044

Food Products—3.4%
Hostess Brands, Inc. (a)	273,664	5,588,219
J & J Snack Foods Corp. (b)	138,545	21,884,568
Nomad Foods, Ltd. (a)	357,702	9,082,054
Tootsie Roll Industries, Inc. (b)	74,277	2,691,055
UTZ Brands, Inc. (b)	171,525	2,735,824

		41,981,720

Gas Utilities—0.6%
South Jersey Industries, Inc. (b)	140,500	3,669,860
Southwest Gas Holdings, Inc. (a)	58,800	4,118,940

		7,788,800

Health Care Equipment & Supplies—2.1%
Avanos Medical, Inc. (a)	101,400	3,515,538
Integer Holdings Corp. (a)	60,800	5,203,872
Integra LifeSciences Holdings Corp. (a) (b)	83,200	5,573,568
Natus Medical, Inc. (a) (b)	117,599	2,790,624
NuVasive, Inc. (a)	42,100	2,209,408
Ortho Clinical Diagnostics Holdings plc (a)	100,100	2,141,139
Varex Imaging Corp. (a) (b)	137,559	4,339,987

		25,774,136

Health Care Providers & Services—1.6%
ATI Physical Therapy, Inc. (a)	50,419	170,920
Owens & Minor, Inc. (b)	221,516	9,635,946
Patterson Cos., Inc. (b)	140,559	4,125,407
Premier, Inc. - Class A (b)	64,718	2,664,440
Select Medical Holdings Corp.	108,300	3,184,020

		19,780,733

Hotels, Restaurants & Leisure—2.9%
Bally’s Corp. (a)	22,515	856,921
Choice Hotels International, Inc. (b)	24,100	3,759,359
Cracker Barrel Old Country Store, Inc.	32,100	4,129,344
Denny’s Corp. (a) (b)	588,006	9,408,096
Dine Brands Global, Inc. (b)	103,923	7,878,403
Jack in the Box, Inc. (b)	84,724	7,411,655
Texas Roadhouse, Inc.	33,000	2,946,240

		36,390,018

Household Durables—2.6%
Helen of Troy, Ltd. (a) (b)	55,848	13,653,160
KB Home (b)	112,900	5,050,017
Leggett & Platt, Inc.	70,900	2,918,244
Meritage Homes Corp. (a)	51,800	6,322,708
Tupperware Brands Corp. (a) (b)	259,778	3,972,006

		31,916,135

Household Products—2.8%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a) (b)	103,227	4,939,412
Central Garden and Pet Co. (Voting Shares) (a)	92,842	4,886,274
Spectrum Brands Holdings, Inc. (b)	244,901	24,911,330

		34,737,016

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—5.0%
American Equity Investment Life Holding Co.	225,400	$8,772,568
CNO Financial Group, Inc. (b)	58,273	1,389,228
Enstar Group, Ltd. (a)	31,289	7,746,844
Hanover Insurance Group, Inc. (The) (b)	118,353	15,511,344
Kemper Corp.	57,100	3,356,909
National Western Life Group, Inc. - Class A (b)	8,735	1,873,133
ProAssurance Corp.	137,826	3,486,998
Selective Insurance Group, Inc.	96,390	7,898,197
Stewart Information Services Corp.	149,645	11,931,196

		61,966,417

IT Services—1.4%
Concentrix Corp.	53,853	9,619,223
Euronet Worldwide, Inc. (a) (b)	14,648	1,745,602
Kyndryl Holdings, Inc. (a) (b)	112,020	2,027,562
MAXIMUS, Inc.	56,348	4,489,245

		17,881,632

Leisure Products—0.3%
Acushnet Holdings Corp. (b)	65,900	3,497,972

Machinery—8.0%
Alamo Group, Inc. (b)	29,450	4,334,451
Altra Industrial Motion Corp.	129,800	6,693,786
Barnes Group, Inc.	79,300	3,694,587
Columbus McKinnon Corp. (b)	100,147	4,632,800
Douglas Dynamics, Inc. (b)	183,073	7,150,831
Franklin Electric Co., Inc. (b)	175,928	16,635,752
Hillenbrand, Inc. (b)	32,627	1,696,278
Hillman Solutions Corp. (a) (b)	547,807	5,888,925
ITT, Inc.	111,700	11,414,623
Kadant, Inc. (b)	32,822	7,564,815
Mayville Engineering Co., Inc. (a)	91,693	1,367,143
Mueller Industries, Inc.	335,033	19,887,559
NN, Inc. (a) (b)	119,772	491,065
TriMas Corp. (a) (b)	216,165	7,998,105

		99,450,720

Marine—0.3%
Kirby Corp. (a)	60,800	3,612,736

Media—0.6%
Cable One, Inc.	1,800	3,174,210
DallasNews Corp.	46,823	336,657
Nexstar Media Group, Inc. - Class A	24,400	3,683,912

		7,194,779

Metals & Mining—0.7%
Arconic Corp. (a)	159,900	5,278,299
Compass Minerals International, Inc. (b)	64,962	3,318,259

		8,596,558

Mortgage Real Estate Investment Trusts—1.0%
Apollo Commercial Real Estate Finance, Inc. (b)	224,639	2,956,249

Mortgage Real Estate Investment Trusts—(Continued)
New York Mortgage Trust, Inc. (b)	903,042	3,359,316
Two Harbors Investment Corp. (b)	1,119,601	6,460,098

		12,775,663

Multi-Utilities—0.4%
Black Hills Corp.	71,600	5,052,812

Multiline Retail—0.4%
Franchise Group, Inc. (b)	89,058	4,645,265

Oil, Gas & Consumable Fuels—4.6%
Alto Ingredients, Inc. (a) (b)	201,109	967,334
Berry Corp.	221,074	1,861,443
CNX Resources Corp. (a)	447,100	6,147,625
Delek U.S. Holdings, Inc. (a)	123,100	1,845,269
Denbury, Inc. (a) (b)	52,122	3,992,024
Devon Energy Corp.	252,399	11,118,176
EQT Corp. (a) (b)	93,039	2,029,181
Magnolia Oil & Gas Corp. - Class A (b)	742,293	14,007,069
Nordic American Tankers, Ltd. (b)	406,008	686,154
Northern Oil and Gas, Inc. (b)	69,892	1,438,377
Renewable Energy Group, Inc. (a) (b)	55,492	2,355,080
Southwestern Energy Co. (a) (b)	985,645	4,593,106
Whiting Petroleum Corp. (a) (b)	89,437	5,784,785

		56,825,623

Paper & Forest Products—2.1%
Louisiana-Pacific Corp.	174,700	13,687,745
Neenah, Inc. (b)	159,579	7,385,316
Schweitzer-Mauduit International, Inc. (b)	143,235	4,282,727

		25,355,788

Personal Products—0.2%
Edgewell Personal Care Co. (b)	46,023	2,103,711

Pharmaceuticals—0.7%
Perrigo Co. plc (b)	94,455	3,674,299
Prestige Consumer Healthcare, Inc. (a) (b)	81,160	4,922,354

		8,596,653

Professional Services—1.6%
CBIZ, Inc. (a) (b)	182,859	7,153,444
KBR, Inc. (b)	102,060	4,860,097
Korn Ferry (b)	105,037	7,954,452

		19,967,993

Road & Rail—1.1%
Saia, Inc. (a)	9,500	3,201,785
Werner Enterprises, Inc.	227,093	10,823,252

		14,025,037

Semiconductors & Semiconductor Equipment—2.8%
Cirrus Logic, Inc. (a)	57,900	5,327,958
Diodes, Inc. (a) (b)	38,800	4,260,628

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
ON Semiconductor Corp. (a)	153,108	$10,399,096
Teradyne, Inc.	47,172	7,714,037
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	184,300	7,313,024

		35,014,743

Software—0.3%
NCR Corp. (a) (b)	69,594	2,797,679
Stronghold Digital Mining, Inc. - Class A (a) (b)	12,851	165,135
Synchronoss Technologies, Inc. (a) (b)	362,028	883,348

		3,846,162

Special Purpose Acquisition Companies—0.6%
Mason Industrial Technology, Inc. (a)	164,000	1,626,880
Pershing Square Tontine Holdings, Ltd. - Class A (a) (b)	240,596	4,744,553
Pine Island Acquisition Corp. (a)	60,127	610,891

		6,982,324

Specialty Retail—0.4%
Group 1 Automotive, Inc. (b)	27,300	5,329,506

Textiles, Apparel & Luxury Goods—1.1%
Delta Apparel, Inc. (a) (b)	64,202	1,909,368
Steven Madden, Ltd. (b)	159,275	7,401,509
Wolverine World Wide, Inc. (b)	142,388	4,102,198

		13,413,075

Thrifts & Mortgage Finance—0.3%
Essent Group, Ltd.	80,900	3,683,377

Trading Companies & Distributors—1.7%
Air Lease Corp. (b)	70,208	3,105,300
Custom Truck One Source, Inc. (a) (b)	501,024	4,008,192
H&E Equipment Services, Inc.	72,500	3,209,575
WESCO International, Inc. (a)	79,800	10,500,882

		20,823,949

Total Common Stocks (Cost $848,794,472)		1,228,146,560

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $7,277,243; collateralized by U.S. Treasury Note at 1.000%, maturing 07/31/28, with a market value of $7,422,913.	7,277,243	7,277,243

Total Short-Term Investments (Cost $7,277,243)		7,277,243

Securities Lending Reinvestments (c)—15.8%
Security Description	Principal Amount*	Value

Certificates of Deposit—5.2%
Bank of Montreal 0.300%, 06/02/22	6,000,000	6,000,378
Bank of Nova Scotia 0.320%, 06/07/22	5,000,000	5,000,610
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	4,000,000	3,999,920
0.170%, 03/18/22	4,000,000	3,999,720
Credit Suisse (NY) 0.270%, 03/18/22	4,000,000	4,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	2,000,000	1,999,780
MUFG Bank Ltd. 0.150%, 01/11/22	3,000,000	3,000,045
National Australia Bank, Ltd. Zero Coupon, 04/25/22	2,000,000	1,998,460
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	5,000,000	4,999,795
0.330%, 06/09/22	1,000,000	1,000,160
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,200,000	1,199,184
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	7,000,000	7,000,007
Societe Generale 0.150%, 03/15/22	2,000,000	1,999,794
Standard Chartered Bank (NY) 0.170%, 03/28/22	2,000,000	1,999,812
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	4,000,000	3,999,496
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	1,000,000	999,830

		64,196,031

Commercial Paper—0.7%
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114
Thunder Bay Funding LLC 0.230%, 03/04/22	2,000,000	1,999,160
UBS AG 0.240%, 03/30/22	5,000,000	4,995,175

		8,993,449

Repurchase Agreements—9.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $10,984,273; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $11,203,949.	10,984,264	10,984,264

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $4,000,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $4,125,364.	4,000,000	$4,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $3,101,474.	3,000,000	3,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $5,000,013; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $5,100,009.	5,000,000	5,000,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $3,003,325; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $3,297,491.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $30,000,175; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $30,614,132.	30,000,000	30,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $16,200,221; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $16,531,017.	16,200,000	16,200,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $15,000,583; collateralized by various Common Stock with an aggregate market value of $16,669,824.	15,000,000	15,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $4,998,945.	4,500,000	4,500,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $2,900,133; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,221,542.	2,900,000	2,900,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,700,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,889,057.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $5,000,071; collateralized by various Common Stock with an aggregate market value of $5,555,696.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,284,758; collateralized by various Common Stock with an aggregate market value of $5,871,873.	5,284,553	5,284,553

		114,068,817

Time Deposit—0.4%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	5,000,000	5,000,000

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	100,000	100,000

		3,100,000

Total Securities Lending Reinvestments (Cost $195,362,019)		195,358,297

Total Investments—115.8% (Cost $1,051,433,734)		1,430,782,100
Other assets and liabilities (net)—(15.8)%		(194,807,346)

Net Assets—100.0%		$1,235,974,754

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $192,690,990 and the collateral received consisted of cash in the amount of $195,352,832 and non-cash collateral with a value of $1,626,232. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,228,146,560	$—	$—	$1,228,146,560
Total Short-Term Investment*	—	7,277,243	—	7,277,243
Securities Lending Reinvestments
Certificates of Deposit	—	64,196,031	—	64,196,031
Commercial Paper	—	8,993,449	—	8,993,449
Repurchase Agreements	—	114,068,817	—	114,068,817
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	3,100,000	—	—	3,100,000
Total Securities Lending Reinvestments	3,100,000	192,258,297	—	195,358,297
Total Investments	$1,231,246,560	$199,535,540	$—	$1,430,782,100

Collateral for Securities Loaned (Liability)	$—	$(195,352,832)	$—	$(195,352,832)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,430,782,100
Receivable for:
Investments sold	1,413,640
Fund shares sold	109,907
Dividends	1,550,625
Prepaid expenses	3,816

Total Assets	1,433,860,088
Liabilities
Collateral for securities loaned	195,352,832
Payables for:
Investments purchased	454,951
Fund shares redeemed	853,814
Accrued Expenses:
Management fees	741,243
Distribution and service fees	90,747
Deferred trustees’ fees	189,880
Other expenses	201,867

Total Liabilities	197,885,334

Net Assets	$1,235,974,754

Net Assets Consist of:
Paid in surplus	$678,250,058
Distributable earnings (Accumulated losses)	557,724,696

Net Assets	$1,235,974,754

Net Assets
Class A	$799,132,904
Class B	436,841,850
Capital Shares Outstanding*
Class A	41,513,947
Class B	22,975,231
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.25
Class B	19.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,051,433,734.
(b)	Includes securities loaned at value of $192,690,990.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$19,285,989
Securities lending income	266,721

Total investment income	19,552,710
Expenses
Management fees	9,266,851
Administration fees	54,811
Custodian and accounting fees	135,731
Distribution and service fees—Class B	1,081,674
Audit and tax services	46,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	44,386
Insurance	7,710
Miscellaneous	13,578

Total expenses	10,742,652
Less management fee waiver	(251,204)
Less broker commission recapture	(17,017)

Net expenses	10,474,431

Net Investment Income	9,078,279

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	177,051,376
Foreign currency transactions	(17)

Net realized gain (loss)	177,051,359

Net change in unrealized appreciation on investments	166,542,313

Net realized and unrealized gain (loss)	343,593,672

Net Increase (Decrease) in Net Assets From Operations	$352,671,951

(a)	Net of foreign withholding taxes of $11,355.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,078,279	$11,753,007
Net realized gain (loss)	177,051,359	(3,661,874)
Net change in unrealized appreciation (depreciation)	166,542,313	67,107,641

Increase (decrease) in net assets from operations	352,671,951	75,198,774

From Distributions to Shareholders
Class A	(8,369,683)	(32,616,048)
Class B	(3,752,616)	(19,544,098)

Total distributions	(12,122,299)	(52,160,146)

Increase (decrease) in net assets from capital share transactions	(328,881,475)	226,841,663

Total increase (decrease) in net assets	11,668,177	249,880,291

Net Assets
Beginning of period	1,224,306,577	974,426,286

End of period	$1,235,974,754	$1,224,306,577

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	412,739	$7,388,422	20,615,376	$234,332,085
Reinvestments	452,415	8,369,683	2,896,630	32,616,048
Redemptions	(15,634,753)	(271,732,940)	(3,253,422)	(45,351,674)

Net increase (decrease)	(14,769,599)	$(255,974,835)	20,258,584	$221,596,459

Class B
Sales	1,302,332	$23,167,006	3,298,195	$36,423,173
Reinvestments	205,173	3,752,616	1,752,834	19,544,098
Redemptions	(5,715,383)	(99,826,262)	(3,978,885)	(50,722,067)

Net increase (decrease)	(4,207,878)	$(72,906,640)	1,072,144	$5,245,204

Increase (decrease) derived from capital shares transactions		$(328,881,475)		$226,841,663

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.72	$15.76	$13.54	$17.01	$15.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.17	0.23	0.20	0.23
Net realized and unrealized gain (loss)	4.58	(0.46)	3.50	(2.53)	1.61

Total income (loss) from investment operations	4.72	(0.29)	3.73	(2.33)	1.84

Less Distributions
Distributions from net investment income	(0.18)	(0.20)	(0.18)	(0.22)	(0.19)
Distributions from net realized capital gains	(0.01)	(0.55)	(1.33)	(0.92)	(0.58)

Total distributions	(0.19)	(0.75)	(1.51)	(1.14)	(0.77)

Net Asset Value, End of Period	$19.25	$14.72	$15.76	$13.54	$17.01

Total Return (%) (b)	32.12 (c)	(0.32)	29.06 (c)	(14.97)	11.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.79	0.79	0.78	0.78
Net ratio of expenses to average net assets (%) (d)	0.75	0.78	0.78	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.81	1.37	1.54	1.23	1.41
Portfolio turnover rate (%)	18	38	25	29	22
Net assets, end of period (in millions)	$799.1	$828.7	$567.7	$475.3	$566.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.55	$15.58	$13.39	$16.84	$15.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.13	0.19	0.16	0.18
Net realized and unrealized gain (loss)	4.52	(0.44)	3.47	(2.52)	1.60

Total income (loss) from investment operations	4.62	(0.31)	3.66	(2.36)	1.78

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.14)	(0.17)	(0.15)
Distributions from net realized capital gains	(0.01)	(0.55)	(1.33)	(0.92)	(0.58)

Total distributions	(0.16)	(0.72)	(1.47)	(1.09)	(0.73)

Net Asset Value, End of Period	$19.01	$14.55	$15.58	$13.39	$16.84

Total Return (%) (b)	31.77 (c)	(0.57)	28.78 (c)	(15.23)	11.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.04	1.04	1.03	1.03
Net ratio of expenses to average net assets (%) (d)	1.00	1.03	1.03	1.02	1.03
Ratio of net investment income (loss) to average net assets (%)	0.57	1.08	1.29	0.97	1.16
Portfolio turnover rate (%)	18	38	25	29	22
Net assets, end of period (in millions)	$436.8	$395.6	$406.8	$361.2	$476.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56% for the year ended December 31, 2021, and 28.49% and 28.20% for the year ended December 31, 2019, respectively.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $7,277,243. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $114,068,817. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$215,781,483	$0	$536,090,566

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,266,851	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Allspring Global Investments, LLC are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,058,119,378

Gross unrealized appreciation	414,151,997
Gross unrealized (depreciation)	(41,489,274)

Net unrealized appreciation (depreciation)	$372,662,723

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$12,122,299	$16,566,949	$—	$35,593,197	$12,122,299	$52,160,146

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$48,944,737	$136,307,118	$372,662,722	$—	$557,914,577

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Allspring Global Investments, LLC (“Allspring”) regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three-year period ended October 31, 2021 and underperformed its benchmark for the one- and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted that Wells Fargo & Company (“Wells Fargo”) had sold WellsFargo Asset Management Holdings, LLC, Wells Fargo’s asset management business that included Wells Capital Management Incorporated (“WellsCap”), to GTCR LLC and Reverence Capital Partners, L.P. on November 1, 2021 (effective upon the closing of the transaction, WellsCap had changed its name to Allspring), and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and principal investment risks in connection with the transaction.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed By abrdn Investment Management Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned -4.81% and -5.07%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index¹, returned -2.54%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities retreated in 2021, lagging their developed market peers. Stocks got off to a strong start due to the rollout of Covid-19 vaccines worldwide and optimism over increased U.S. stimulus under President Joe Biden. Markets extended their gains as economies reopened and commodity prices rallied. However, risk aversion resurfaced in the second half. The emergence of Covid-19 variants, Delta and Omicron, prompted renewed lockdowns and fresh travel curbs, and stoked concerns about further supply chain disruptions. Also denting sentiment were geopolitical tensions and the changing monetary policy environment amid rising inflation. The U.S. Federal Reserve (the “Fed”) as of this writing projects three interest rate increases in 2022. Several emerging market central banks, including Brazil, Russia and Mexico, raised rates to combat rising prices as well.

Across regions, markets in Asia lagged, dragged lower by steep losses in China. Aside from persistent tensions with the U.S., Chinese stocks were also buffeted by increased regulatory scrutiny across sectors and a resurgence in Covid-19 cases, particularly given the country’s zero tolerance approach. Other headwinds included the country’s power crunch and slowing economic momentum amid the property market downturn. Policy was a bright spot, however, due to subdued inflation. The People’s Bank of China lowered its benchmark lending rate and cut the reserve requirement ratio for banks, while policymakers signaled further action to stabilize the economy. Conversely, Indian stocks rallied, buoyed by the country’s vaccine rollout and improving macro backdrop. Taiwanese equities also outperformed on the back of robust semiconductor demand.

Latin America underperformed, with most markets closing lower. Brazilian equities weakened and the economy entered a technical recession in the third quarter following two consecutive quarters of negative growth. Conversely, Mexico bucked the downtrend, lifted by hopes of greater U.S. stimulus and as markets welcomed the central bank’s rate hikes to counter rising inflation. Elsewhere, markets in Emerging Europe, Middle East and Africa outpaced the wider asset class, helped largely by elevated energy prices. Russian stocks closed higher, despite escalating geopolitical tensions with Ukraine. Turkish equities recorded heavy losses amid political ructions.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio fell 4.81%, lagging the benchmark’s decline of 2.54%. Underperformance was driven by the exposure to Asian markets, particularly India, Hong Kong and Taiwan. In India, not holding Information Technology (“IT”) services company Infosys detracted as its demand outlook remained robust. Kotak Mahindra Bank declined on worries that the Covid-19 outbreak would affect credit quality and borrowers’ ability to repay loans on schedule. The muted recovery in credit growth weighed further on the stock. However, we believe the lender is well positioned for growth as the Indian economy rebounds.

The non-benchmark exposure to Hong Kong disappointed, with Sands China among the key laggards. Sentiment towards the Macau gaming sector waned as tourist traffic remained lackluster amid ongoing Covid-related restrictions, while fears of further regulation added to the uncertainty. The underweight position and stock selection in Taiwan also hampered performance. Not holding chip supplier MediaTek proved costly as demand continued to improve amid a global chip shortage, though the attractive supply and demand dynamics for the industry benefited some of our core semiconductor holdings, including Taiwan Semiconductor Manufacturing Co and ASML Holding in the Netherlands.

Outside Asia, the lack of exposure to Petrobras dampened returns. We exited the Brazilian oil giant, during the reporting period, on concerns of political interference after an unexpected leadership change at the company. However, the stock later rebounded on the back of higher oil prices and optimism about the group’s divestment strategy.

Meanwhile, e-commerce companies were buffeted in the final quarter by anxiety over rising interest rates, intensifying competition, increasing regulation and the rotation away from growth companies. Poland-based Allegro and Argentine MercadoLibre succumbed to market concerns, though not holding Pinduoduo in China was favorable. South Korean electric vehicle (“EV”) battery maker LG Chem was similarly hurt by the rotation away from growth stocks.

Conversely, the Portfolio’s underweight to China and stock picks there mitigated losses. Clean energy names were among the main contributors to relative performance. Nari Technology benefited from its alignment to clean energy objectives and the country’s power constraints. The 14th Five-Year Plan underpinned potential for grid investment and a more aggressive grid upgrade. Our solar energy exposures, Longi Green Energy Technology and Sungrow Power Supply, outperformed due to their attractive long-term outlooks, supported by the country’s carbon-neutral target. Our holding in battery separator maker Yunnan Energy New Material also proved rewarding thanks to optimism over demand for EVs. On the flip side, some stocks in sectors that came under regulatory scrutiny saw sharp corrections, including New Oriental Education, which we sold over the year.

It was a busy period with regard to portfolio activity. China was a major area of focus. In view of the country’s 2060 target to achieve carbon neutrality, we initiated holdings in two renewable energy companies there. Yunnan Energy New Material is more operationally efficient than its peers in our view, which supports its profit margin,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed By abrdn Investment Management Limited

Portfolio Manager Commentary*—(Continued)

and we believe should benefit from Beijing’s push for greater EV adoption. Sungrow Power Supply is a maker of solar inverters with a fast-growing international storage business. We believe it is well positioned amid the mainland’s transition from fossil fuels to cleaner energy sources. We also added two software services stocks, GDS Holdings (“GDS”) and Yonyou Network Technology. GDS is among China’s leading providers of high-performance internet data centres. It secures land and power supply, builds data centres and leases the capacity out to its customers on long-term contracts. Its growth trajectory remains strong, and the company is positive about building up supply and capex. We think GDS is well placed to benefit from a supportive policy environment, with Beijing earmarking data centres as a strategic investment, and the structural growth in cloud adoption in China, given its scale and market position. Yonyou Network Technology develops and markets software products and we believe it is positioned to benefit from the growing domestic software industry. Our final introduction in China was Zhongsheng Group, a leading automotive dealer that has a strong portfolio of premium car brands, recurring cash flows from its aftersales business and scale advantage with its ability to make accretive acquisitions. Against these, we exited Autohome due to concerns around management changes and deteriorating earnings visibility, as well as New Oriental Education following the announced reforms in the education sector. We also divested Xinjiang Goldwind Science & Technology, Shanghai International Airport and Ping An Insurance to fund what we considered to be more attractive opportunities.

In India, we initiated a position in Maruti Suzuki, the country’s largest passenger vehicle company. The subsidiary of Japan’s Suzuki boasts a dominant market share in the four-wheel market in India, and its distribution network and business scale are unparalleled in the market. We think the company has proven over the years to be ahead of the curve technologically. In the near term, it is a beneficiary of recovering consumer sentiment and a higher push towards personal mobility. We also participated in the initial public offering (“IPO”) of Zomato in July, one of two companies that offer integrated online food-ordering and delivery services, a fast-growing sector in the country. However, due to a disappointingly small allocation, we sold it to take profits in August. In addition, we exited Indian conglomerate ITC in view of better opportunities elsewhere.

In Taiwan, we introduced two technology stocks during the period. The first was Hon Hai Precision Industry, which is Apple’s main iPhone supplier. We see room for margin expansion, driven by more favourable pricing and growing iPhone shipments. We also like the company’s efforts to broaden its business into EV-related opportunities. Management has become more disciplined in its investments. The other was Delta Electronics, a diversified global supplier of electronics components. The company’s growth is driven by multiple trends, including 5G network implementation, data centre demand, the Internet of Things, industrial automation, and rising EV adoption.

Two other technology stocks introduced over the year were ASM International in the Netherlands and Argentina-based Globant. ASM International is a leading supplier of semiconductor wafer equipment that is benefiting from the accelerating adoption of 5G, cloud computing, artificial intelligence and the Internet of Things. Globant is a leading software and user experience solutions consultancy for corporates shifting online, with a positive multi-year growth outlook.

Meanwhile, we established positions in two quality mining names. Anglo American Platinum is a high-quality miner of platinum group metals—platinum, palladium and rhodium. It is defensively positioned towards the bottom end of the cost curve, due to a high proportion of production coming from open-pit and mechanised mines. We are positive about the longer-term outlook for the stock as we believe that tightening emissions standards globally should continue to drive demand for such metals against limited supply. We view Grupo Mexico as a cheaper proxy for exposure to its subsidiary, Southern Copper (“SCCO”). SCCO is one of the leading copper producers globally with a low-cost asset base. We believe the company should benefit from the rapid rise in copper demand, fuelled by growing penetration of EVs.

We also initiated two new stocks in Brazil. Rumo is the country’s largest independent railroad operator, with an attractive growth profile. B3 SA-Brasil is the sole vertically integrated and diversified exchange and has shown promising potential.

The remaining two introductions were TCS Group, a top provider of online retail and small and medium-sized enterprises financial services in Russia, and Sea, Ltd., which enhanced our exposure to the growing online trends of emerging economies. Sea operates e-commerce, gaming and fintech platforms that are benefiting from robust digital penetration growth trends in South-East Asia.

Against these, we sold Naspers following the recent corporate action which saw the majority of our holding exchanged for Prosus shares. We believe Prosus offers a more attractive valuation opportunity to access the portfolio of technology businesses owned by the group, including Tencent. We also sold KakaoBank after we received an insignificant allocation from the IPO and following positive performance post-IPO.

In terms of positioning, as bottom-up stock pickers, our country and sector allocations were driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the index. At the country level, at period-end, we were overweight Hong Kong (which was not part of the benchmark) and Mexico. We like Hong Kong as the territory offers listed companies that have diversified, regional businesses, particularly those that provide an exposure to China, with the added advantage of better standards of accounting and transparency. Meanwhile, Mexico offered both well-run companies and relative value, particularly among the mid-cap stocks. At period-end, we also had a

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed By abrdn Investment Management Limited

Portfolio Manager Commentary*—(Continued)

non-benchmark exposure to the Netherlands, due to positions in semiconductor equipment and technology suppliers ASML Holding and ASM International, which generated the bulk of their sales in Asia.

In contrast, at period end, we were underweight China, Taiwan, and Saudi Arabia. While we were underweight China-listed companies, we had an overweight exposure via holdings listed outside the mainland but that offer good exposure to the Chinese market. We are now more comfortable with the investment landscape there and the increasing number of high-quality companies. As for Taiwan, the export-oriented economy has a market that offers a relatively narrow selection of companies, the bulk of which are in the Technology sector. Most of them lack market leadership in terms of both technology and branding. At period-end, we did not have any exposure to Saudi Arabia due to a shortage of high-quality names and a lack of market access.

In terms of sectors, at period end, we were overweight Information Technology, Consumer Discretionary, and Materials, and underweight companies in industries where government regulations restrict profitability, such as Communications Services and Energy.

Devan Kaloo

Joanne Irvine

Kristy Fong

Portfolio Managers

abrdn Investment Management Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	-4.81	10.23	5.27
Class B	-5.07	9.95	5.01
MSCI Emerging Markets Index	-2.54	9.88	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	10.0
Samsung Electronics Co., Ltd.	8.6
Tencent Holdings, Ltd.	3.8
Alibaba Group Holding, Ltd.	3.4
Housing Development Finance Corp., Ltd.	2.7
Prosus NV	2.6
Lukoil PJSC(ADR)	1.9
China Merchants Bank Co., Ltd. - Class H	1.9
Novatek PJSC	1.9
ASML Holding NV	1.9

Top Countries

% of Net Assets
China	31.6
Taiwan	13.2
India	12.3
South Korea	11.8
Russia	6.3
Mexico	5.1
Brazil	4.0
Hong Kong	3.1
Netherlands	2.8
Indonesia	2.4

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.90%	$1,000.00	$899.20	$4.31
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class B (a)	Actual	1.15%	$1,000.00	$897.70	$5.50
	Hypothetical*	1.15%	$1,000.00	$1,019.41	$5.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—90.6% of Net Assets

Security Description	Shares	Value

Argentina—0.9%
MercadoLibre, Inc. (a)	7,761	$10,464,932

Austria—1.5%
Mondi plc	678,717	16,816,509

Brazil—4.0%
B3 S.A. - Brasil Bolsa Balcao	2,641,324	5,278,348
Banco Bradesco S.A. (ADR)	4,003,243	13,691,091
Rumo S.A. (a)	2,243,610	7,156,126
Vale S.A. (ADR)	999,499	14,012,976
WEG S.A.	882,657	5,224,602

		45,363,143

China—31.6%
Alibaba Group Holding, Ltd. (a)	2,574,400	38,543,805
Budweiser Brewing Co. APAC, Ltd.	4,374,000	11,472,274
China Conch Venture Holdings, Ltd. (b)	1,325,900	6,478,592
China Merchants Bank Co., Ltd. - Class H	2,763,000	21,473,156
China Resources Gas Group, Ltd.	2,120,000	11,978,314
China Resources Land, Ltd.	2,388,000	10,045,935
China Tourism Group Duty Free Corp., Ltd. - Class A	455,583	15,681,262
GDS Holdings, Ltd. - Class A (a)	1,289,000	7,568,227
Hangzhou Tigermed Consulting Co., Ltd. - Class A	223,499	4,483,862
Hangzhou Tigermed Consulting Co., Ltd. - Class H	103,100	1,309,675
Kweichow Moutai Co., Ltd. - Class A	28,272	9,092,760
Li Ning Co., Ltd.	984,000	10,768,320
LONGi Green Energy Technology Co., Ltd. - Class A (a)	1,426,956	19,294,931
Meituan - Class B (a)	383,200	11,078,273
Midea Group Co., Ltd. - Class A	1,124,989	13,007,941
NARI Technology Co., Ltd. - Class A	3,213,234	20,176,707
Prosus NV (a)	347,377	28,975,848
Shenzhou International Group Holdings, Ltd.	828,900	15,935,942
Sungrow Power Supply Co., Ltd. - Class A	777,308	17,781,204
Tencent Holdings, Ltd.	731,200	42,894,554
Wuxi Biologics Cayman, Inc. (a)	1,401,500	16,658,781
Yonyou Network Technology Co., Ltd. - Class A	1,016,196	5,713,462
Yunnan Energy New Material Co., Ltd. - Class A	210,795	8,272,631
Zhongsheng Group Holdings, Ltd.	983,000	7,671,504

		356,357,960

Hong Kong—3.1%
AIA Group, Ltd.	1,743,800	17,579,980
Hong Kong Exchanges & Clearing, Ltd.	285,290	16,674,993

		34,254,973

India—12.3%
Hindustan Unilever, Ltd.	437,323	13,871,200
Housing Development Finance Corp., Ltd.	871,969	30,211,337
Kotak Mahindra Bank, Ltd.	775,817	18,751,421
Maruti Suzuki India, Ltd.	118,593	11,829,882
Power Grid Corp. of India, Ltd.	3,783,962	10,408,345
SBI Life Insurance Co., Ltd.	1,051,177	16,902,208
Tata Consultancy Services, Ltd.	381,073	19,175,394
UltraTech Cement, Ltd.	173,077	17,703,721

		138,853,508

Indonesia—2.4%
Bank Central Asia Tbk PT	28,352,500	14,368,002
Bank Rakyat Indonesia Persero Tbk PT	43,089,611	12,420,540

		26,788,542

Macau—0.6%
Sands China, Ltd. (a)	2,808,000	6,541,066

Mexico—5.1%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	185,877	14,444,502
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	359,605	7,413,741
Grupo Financiero Banorte S.A.B. de C.V. - Class O	2,905,132	18,894,602
Grupo Mexico S.A.B. de C.V. - Series B	3,821,276	16,658,304

		57,411,149

Netherlands—2.8%
ASM International NV	24,008	10,542,610
ASML Holding NV	26,497	21,127,984

		31,670,594

Philippines—0.6%
Bank of the Philippine Islands	3,574,132	6,459,801

Poland—0.7%
Allegro.eu S.A. (a)	806,896	7,748,514

Russia—6.3%
Lukoil PJSC (ADR)	242,297	21,758,271
Novatek PJSC	928,138	21,221,702
Sberbank of Russia PJSC	3,124,493	12,171,804
TCS Group Holding plc (GDR)	99,761	8,396,403
Yandex NV - Class A (a)	124,776	7,548,948

		71,097,128

South Africa—1.5%
Anglo American Platinum, Ltd.	148,169	16,875,118

South Korea—3.2%
Kakao Corp. (a)	47,071	4,439,612
LG Chem, Ltd.	36,329	18,743,899
Samsung SDI Co., Ltd. (a)	22,889	12,537,090

		35,720,601

Taiwan—13.2%
Delta Electronics, Inc.	1,256,000	12,485,660
Hon Hai Precision Industry Co., Ltd.	3,918,000	14,688,477
Sea, Ltd. (ADR) (a)	43,789	9,796,037
Taiwan Semiconductor Manufacturing Co., Ltd.	5,066,000	112,175,204

		149,145,378

United States—0.8%
Globant S.A. (a)	29,379	9,227,650

Total Common Stocks (Cost $866,206,217)		1,020,796,566

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I
Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2021

Preferred Stock—8.6%

Security Description	Shares/ Principal Amount*	Value

South Korea—8.6%
Samsung Electronics Co., Ltd. (Cost $54,700,510)	1,626,116	$97,333,734

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $11,348,119; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $11,575,090.	11,348,119	11,348,119

Total Short-Term Investments (Cost $11,348,119)		11,348,119

Securities Lending Reinvestments (c)—0.1%

Repurchase Agreements—0.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $79,741; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $81,336.	79,741	79,741
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $150,001; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $153,000.	150,000	150,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $150,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $153,001.	150,000	150,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $19,649; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $20,042.	19,649	19,649
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $102,047.	100,000	100,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $58,371; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $59,563.	58,370	58,370
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $110,536.	100,000	100,000

		657,760

Mutual Funds—0.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	100,000	100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	34,265	34,265
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	50,000	50,000

		184,265

Total Securities Lending Reinvestments (Cost $842,025)		842,025

Total Investments—100.3% (Cost $933,096,871)		1,130,320,444
Other assets and liabilities (net)—(0.3)%		(3,064,129)

Net Assets—100.0%		$1,127,256,315

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $798,891 and the collateral received consisted of cash in the amount of $842,025. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	14.5
Metals & Mining	14.5
Electronic Equipment, Instruments & Components	14.5
Banks	11.2
Technology Hardware, Storage & Peripherals	8.6
Internet & Direct Marketing Retail	8.6
Interactive Media & Services	4.9
Electrical Equipment	3.8
Oil, Gas & Consumable Fuels	3.8
IT Services	3.2

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$10,464,932	$—	$—	$10,464,932
Austria	—	16,816,509	—	16,816,509
Brazil	27,704,067	17,659,076	—	45,363,143
China	—	356,357,960	—	356,357,960
Hong Kong	—	34,254,973	—	34,254,973
India	—	138,853,508	—	138,853,508
Indonesia	—	26,788,542	—	26,788,542
Macau	—	6,541,066	—	6,541,066
Mexico	57,411,149	—	—	57,411,149
Netherlands	—	31,670,594	—	31,670,594
Philippines	—	6,459,801	—	6,459,801
Poland	—	7,748,514	—	7,748,514
Russia	29,307,219	41,789,909	—	71,097,128
South Africa	—	16,875,118	—	16,875,118
South Korea	—	35,720,601	—	35,720,601
Taiwan	9,796,037	139,349,341	—	149,145,378
United States	9,227,650	—	—	9,227,650
Total Common Stocks	143,911,054	876,885,512	—	1,020,796,566
Total Preferred Stock*	—	97,333,734	—	97,333,734
Total Short-Term Investment*	—	11,348,119	—	11,348,119
Securities Lending Reinvestments
Repurchase Agreements	—	657,760	—	657,760
Mutual Funds	184,265	—	—	184,265
Total Securities Lending Reinvestments	184,265	657,760	—	842,025
Total Investments	$144,095,319	$986,225,125	$—	$1,130,320,444

Collateral for Securities Loaned (Liability)	$—	$(842,025)	$—	$(842,025)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,130,320,444
Cash denominated in foreign currencies (c)	2,012,039
Receivable for:
Investments sold	482,866
Fund shares sold	267,391
Dividends	1,839,109
Prepaid expenses	3,703

Total Assets	1,134,925,552
Liabilities
Collateral for securities loaned	842,025
Payables for:
Investments purchased	1,151,005
Fund shares redeemed	228,542
Foreign taxes	3,728,033
Accrued Expenses:
Management fees	778,672
Distribution and service fees	106,656
Deferred trustees’ fees	189,880
Other expenses	644,424

Total Liabilities	7,669,237

Net Assets	$1,127,256,315

Net Assets Consist of:
Paid in surplus	$794,106,408
Distributable earnings (Accumulated losses) (d)	333,149,907

Net Assets	$1,127,256,315

Net Assets
Class A	$622,563,274
Class B	504,693,041
Capital Shares Outstanding*
Class A	46,532,291
Class B	38,088,212
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.38
Class B	13.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $933,096,871.
(b)	Includes securities loaned at value of $798,891.
(c)	Identified cost of cash denominated in foreign currencies was $2,010,816.
(d)	Includes foreign capital gains tax of $3,728,033.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$22,663,291
Interest	1,633
Securities lending income	121,801

Total investment income	22,786,725
Expenses
Management fees	10,457,406
Administration fees	52,657
Custodian and accounting fees	717,631
Distribution and service fees—Class B	1,375,056
Audit and tax services	52,902
Legal	40,923
Trustees’ fees and expenses	51,036
Shareholder reporting	51,067
Insurance	7,525
Miscellaneous	20,962

Total expenses	12,827,165
Less management fee waiver	(1,144,335)

Net expenses	11,682,830

Net Investment Income	11,103,895

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	141,306,468
Foreign currency transactions	(1,179,727)

Net realized gain (loss)	140,126,741

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(210,378,926)
Foreign currency transactions	(15,603)

Net change in unrealized appreciation (depreciation)	(210,394,529)

Net realized and unrealized gain (loss)	(70,267,788)

Net Increase (Decrease) in Net Assets From Operations	$(59,163,893)

(a)	Net of foreign withholding taxes of $3,130,034.
(b)	Net of foreign capital gains tax of $2,116,603.
(c)	Includes change in foreign capital gains tax of $377,787.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,103,895	$3,912,351
Net realized gain (loss)	140,126,741	52,167,557
Net change in unrealized appreciation (depreciation)	(210,394,529)	192,088,101

Increase (decrease) in net assets from operations	(59,163,893)	248,168,009

From Distributions to Shareholders
Class A	(2,571,331)	(9,671,383)
Class B	(924,374)	(9,738,994)

Total distributions	(3,495,705)	(19,410,377)

Increase (decrease) in net assets from capital share transactions	107,702,006	(127,944,636)

Total increase (decrease) in net assets	45,042,408	100,812,996

Net Assets
Beginning of period	1,082,213,907	981,400,911

End of period	$1,127,256,315	$1,082,213,907

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	15,397,820	$225,357,227	2,554,999	$23,824,023
Reinvestments	175,278	2,571,331	1,004,297	9,671,383
Redemptions	(4,593,261)	(68,419,613)	(8,352,958)	(95,409,677)

Net increase (decrease)	10,979,837	$159,508,945	(4,793,662)	$(61,914,271)

Class B
Sales	3,349,868	$47,233,052	3,235,898	$30,088,749
Reinvestments	63,575	924,374	1,019,790	9,738,994
Redemptions	(6,879,306)	(99,964,365)	(9,464,394)	(105,858,108)

Net increase (decrease)	(3,465,863)	$(51,806,939)	(5,208,706)	$(66,030,365)

Increase (decrease) derived from capital shares transactions		$107,702,006		$(127,944,636)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.11	$11.32	$9.54	$11.41	$8.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.06	0.19	0.12	0.14
Net realized and unrealized gain (loss)	(0.83)	2.96	1.79	(1.68)	2.42

Total income (loss) from investment operations	(0.67)	3.02	1.98	(1.56)	2.56

Less Distributions
Distributions from net investment income	(0.06)	(0.23)	(0.20)	(0.31)	(0.14)

Total distributions	(0.06)	(0.23)	(0.20)	(0.31)	(0.14)

Net Asset Value, End of Period	$13.38	$14.11	$11.32	$9.54	$11.41

Total Return (%) (b)	(4.81)	27.68	20.98 (c)	(13.92)	28.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.04	1.01	0.99	0.99
Net ratio of expenses to average net assets (%) (d)	0.90	0.94	0.93	0.94	0.94
Ratio of net investment income (loss) to average net assets (%)	1.11	0.57	1.84	1.12	1.37
Portfolio turnover rate (%)	36	31	16	20	20
Net assets, end of period (in millions)	$622.6	$501.5	$456.8	$782.0	$917.9

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.98	$11.22	$9.45	$11.30	$8.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.03	0.21	0.09	0.11
Net realized and unrealized gain (loss)	(0.83)	2.94	1.74	(1.66)	2.39

Total income (loss) from investment operations	(0.71)	2.97	1.95	(1.57)	2.50

Less Distributions
Distributions from net investment income	(0.02)	(0.21)	(0.18)	(0.28)	(0.11)

Total distributions	(0.02)	(0.21)	(0.18)	(0.28)	(0.11)

Net Asset Value, End of Period	$13.25	$13.98	$11.22	$9.45	$11.30

Total Return (%) (b)	(5.07)	27.30	20.75 (c)	(14.18)	28.21 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.25	1.29	1.26	1.24	1.24
Net ratio of expenses to average net assets (%) (d)	1.15	1.19	1.18	1.19	1.19
Ratio of net investment income (loss) to average net assets (%)	0.82	0.31	2.05	0.88	1.11
Portfolio turnover rate (%)	36	31	16	20	20
Net assets, end of period (in millions)	$504.7	$580.7	$524.6	$492.5	$594.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $11,348,119. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $657,760. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons will be required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expires. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$509,320,782	$0	$402,358,443

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$10,457,406	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. abrdn Investment Management Limited (formerly, Aberdeen Asset Managers Limited) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$940,334,395

Gross unrealized appreciation	278,166,718
Gross unrealized (depreciation)	(88,180,669)

Net unrealized appreciation (depreciation)	$189,986,049

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$3,495,705	$19,410,377	$—	$—	$3,495,705	$19,410,377

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$22,097,673	$124,976,059	$186,266,056	$—	$333,339,788

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $1,986,678.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Aberdeen Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen Asset Managers Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 8.70% and 8.41%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 7.82%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equities generated solid returns in 2021, aided by strong earnings results, progress on COVID-19 vaccination campaigns and continued government policy support. By sector, returns in the MSCI All Country World ex-U.S. Index were led by Energy, Financials, Industrials and Information Technology, reflecting investors’ interest in companies most exposed to economic reopening. Conversely, the Communication Services, Consumer Discretionary and Real Estate sectors had declines. After several years of outperformance by growth stocks, 2021 was a year in which value stocks led as investors rotated into names with lower valuations amid broadening economic growth and the prospect of normalizing interest rates.

U.S. and European equities led the rest of the world, supported by economic reopening amid relatively successful vaccination programs. Japanese equities were initially held back by the country’s relatively slow progress on vaccinations, but sluggish growth and weakness in the Japanese yen also weighed on stocks. China’s economy suffered on a few fronts during the year. The government’s anti-monopoly crackdown on the technology, e-commerce and education industries, among others, hurt investor sentiment in these key economic growth areas. Additionally, fiscal and credit tightening efforts to balance growth and debt created cracks in the country’s large and leveraged property market, while the country’s zero-COVID policies and use of less-efficacious vaccines hampered growth.

Vaccination campaigns in much of the world allowed governments to ease mobility restrictions, providing a path to normalcy and contributing to strong economic activity. However, vaccination rates remained low in many parts of the world, and new waves from the Delta and Omicron variants delayed a full return to normal.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the MSCI All Country World ex-U.S. Index over the trailing twelve-month period. The primary sources of relative strength were our Communication Services, Materials and Consumer Discretionary holdings.

Top individual contributors were Alphabet, Linde (Germany) and DSM (Netherlands). Alphabet, a long-time holding, is the parent company of Google, the world’s leading Internet search engine and among the largest players in digital advertising. Though U.S. domiciled, the company generates more than half its revenue overseas. The company’s advertising business is hitting on all cylinders with growth accelerating in search and YouTube. This is consistent with the strong results across digital advertising platforms broadly. The company’s cloud business is also growing rapidly.

Linde, an industrial gases company, is another of our long-time holdings. The industrial gases industry has strengthened as a result of consolidation, with Linde leading the way in terms of pricing discipline. Additionally, we believe the industry is well positioned for strong growth supported by an upcoming capital expenditure cycle and an inflationary environment. We believe Linde also has a longer-term opportunity in clean energy, in particular blue and green hydrogen.

DSM is a Dutch multinational life sciences and materials company. The company’s nutrition segment (about two thirds of total sales) continues to drive solid growth, margins and cash flow. DSM has transformed itself over the past decade through acquisitions to become a leading global player in animal and human health markets as a provider of key food and feed additives, including vitamins, food ingredients and enzymes. The secular trend toward higher consumption of nutritional products remains an important tailwind for this business in our view. DSM has spent the past decade developing a new feed additive called Bovaer® that has been shown to reduce methane emissions from cows by approximately 30%. In the past year, Bovaer® obtained regulatory approval in Brazil and Chile, and recent developments suggest to us that European Union approval is forthcoming in 2022.

The biggest individual detractors were International Consolidated Airlines Group (United Kingdom), Midea Group (China) and Ascendis Pharma (Denmark). International Consolidated Airlines Group, a European airlines group, and our other aerospace and airlines stocks have generally traded on sentiment around the pandemic, so it’s no surprise to us to see these stocks sell off on the Omicron news.

Midea is a Chinese appliances and heating, ventilation, and air conditioning manufacturer. Midea’s recent share price weakness has been a consolidation of 2020’s strong gains as Midea’s stock price had more than doubled from its March 2020-lows. The stock also likely suffered from general Chinese equity market weakness. We sold our position in Midea during the period, along with our other Chinese holdings due to the country’s uncertain regulatory environment, in favor of better opportunities.

Ascendis Pharma, a Danish biopharmaceuticals company, utilizes its TransConTM technology to develop drugs that provide for the predictable and sustained release of an unmodified parent drug, thereby improving the drug’s effect on patients. Since this technology is applied to proven drug targets, development risk is lower compared to other biotech companies. Our interest is focused on its de-risked pipeline candidates, including for pediatric growth hormone deficiency and hypoparathyroidism. Shares may have been weak in the first half of the year due to nervousness ahead of the Food and Drug Administration’s (“FDA”) decision on its growth hormone drug, though we believed there was a high probability of approval. Our conviction was rewarded when shares gapped up in August on the

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

announced FDA approval of its growth hormone treatment branded Skytrofa®. Ascendis will price Skytrofa® at a premium to current growth hormone drugs given its superior efficacy. The approval also validates the company’s TransConTM technology, increasing our confidence in the company’s pipeline. However, the stock once again weakened in the fourth quarter—part of a larger market rotation away from stocks with longer-duration earnings prospects.

As of December 31, 2021, the Portfolio’s largest sector overweights relative to the benchmark were Materials, Health Care, and Industrials and largest underweights were Consumer Staples, Consumer Discretionary and Energy. At period end, Portfolio positioning remained focused on our themes and geared toward what we consider to be dominant, high-quality companies that are exposed to positive secular trends.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	8.70	12.42	6.15
Class B	8.41	12.15	6.19
MSCI All Country World ex-U.S. Index	7.82	9.61	5.29

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Linde plc	4.4
Capgemini SE	3.9
Koninklijke DSM NV	3.9
Nice, Ltd.(ADR)	3.6
BNP Paribas S.A.	3.4
Deutsche Boerse AG	3.2
Amazon.com, Inc.	3.2
Deutsche Post AG	3.2
Air Liquide S.A.	2.9
Deutsche Telekom AG	2.8

Top Countries

% of Net Assets
Germany	19.7
United Kingdom	14.4
France	12.0
United States	10.0
Netherlands	9.2
Switzerland	8.4
Japan	4.3
Canada	4.0
Israel	3.6
Russia	2.8

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.79%	$1,000.00	$1,024.10	$4.03
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,022.70	$5.30
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Belgium—2.3%
UCB S.A.	254,593	$29,093,891

Canada—4.0%
Canadian Pacific Railway, Ltd. (a)	480,000	34,523,420
Kinaxis, Inc. (b)	106,600	14,943,972

		49,467,392

Denmark—1.9%
Ascendis Pharma A/S (ADR) (b)	142,709	19,198,642
Genmab A/S (b)	9,356	3,746,130

		22,944,772

France—12.0%
Air Liquide S.A.	206,136	35,945,246
Airbus SE (b)	147,368	18,820,930
BNP Paribas S.A.	613,133	42,363,842
Capgemini SE	199,720	48,781,652
LVMH Moet Hennessy Louis Vuitton SE	3,045	2,512,735

		148,424,405

Germany—17.7%
Allianz SE	112,717	26,648,483
Auto1 Group SE (144A) (b)	48,977	1,071,576
Bayerische Motoren Werke AG	145,784	14,690,934
Brenntag SE	281,427	25,497,181
Deutsche Boerse AG	237,846	39,843,966
Deutsche Post AG	607,602	39,109,382
Deutsche Telekom AG	1,881,059	34,959,743
MTU Aero Engines AG	52,333	10,640,140
Siemens AG	153,131	26,617,635

		219,079,040

India—1.2%
Reliance Industries, Ltd.	477,847	15,216,367

Ireland—1.8%
ICON plc (b)	72,331	22,400,911

Israel—3.6%
Nice, Ltd. (ADR) (a) (b)	144,907	43,993,765

Italy—1.5%
Intesa Sanpaolo S.p.A.	7,149,422	18,471,520

Japan—4.3%
Hoya Corp.	122,175	18,115,439
Sony Group Corp.	218,400	27,607,790
Toyota Industries Corp.	97,600	7,798,563

		53,521,792

Netherlands—9.2%
Argenx SE (b)	866	306,076
Argenx SE (ADR) (b)	81,121	28,407,763

Netherlands—(Continued)
ING Groep NV	1,876,901	26,153,704
Koninklijke DSM NV (a)	214,123	48,076,608
Koninklijke Philips NV	295,367	10,978,613

		113,922,764

Russia—2.8%
MMC Norilsk Nickel PJSC (ADR)	629,892	19,428,612
Sberbank of Russia PJSC (ADR)	952,081	14,995,276

		34,423,888

Spain—1.1%
Ferrovial S.A.	431,065	13,519,177

Switzerland—8.4%
Alcon, Inc.	133,308	11,745,095
Barry Callebaut AG	4,841	11,762,395
Lonza Group AG	18,207	15,167,222
Medacta Group S.A. (b)	62,089	9,674,867
Nestle S.A.	184,118	25,738,193
Roche Holding AG	71,430	29,610,261

		103,698,033

Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	833,000	18,444,916

United Kingdom—12.0%
AVEVA Group plc	304,703	13,984,404
Barclays plc	13,451,277	34,190,242
Diageo plc	302,409	16,485,196
Experian plc	297,896	14,613,154
International Consolidated Airlines Group S.A. (b)	7,871,146	15,129,283
Linde plc	155,066	54,017,600

		148,419,879

United States—10.0%
Accenture plc - Class A	35,990	14,919,655
Alphabet, Inc. - Class A (b)	10,018	29,022,547
Alphabet, Inc. - Class C (b)	4,521	13,081,920
Amazon.com, Inc. (b)	11,797	39,335,209
Aon plc - Class A	89,804	26,991,490

		123,350,821

Total Common Stocks (Cost $949,464,865)		1,178,393,333

Equity Linked Security—2.4%

United Kingdom—2.4%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/31/22 (b) (c) (Cost $31,787,645)	1,702,645	29,561,525

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2021

Preferred Stocks—2.0%

Security Description	Shares/ Principal Amount*	Value

Germany—2.0%
Porsche Automobil Holding SE	32,090	$3,045,323
Volkswagen AG	107,235	21,671,057

Total Preferred Stocks (Cost $23,853,397)		24,716,380

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $4,416,480; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $4,504,810.	4,416,480	4,416,480

Total Short-Term Investments (Cost $4,416,480)		4,416,480

Securities Lending Reinvestments (d)—2.8%

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $49,827; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $50,823.	49,827	49,827
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $7,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $7,140,003.	7,000,000	7,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $7,000,018; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $7,140,012.	7,000,000	7,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $5,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $5,102,355.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $100,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $102,043.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $300,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $333,263.	300,000	300,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $4,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $4,080,119.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $300,004; collateralized by various Common Stock with an aggregate market value of $333,342.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $300,004; collateralized by various Common Stock with an aggregate market value of $331,609.	300,000	300,000

		24,549,827

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (e)	100,000	100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	200,000	200,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (e)	20,000	20,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	5,000,000	5,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (e)	20,000	20,000

		10,340,000

Total Securities Lending Reinvestments (Cost $34,889,827)		34,889,827

Total Investments—102.8% (Cost $1,044,412,214)		1,271,977,545
Other assets and liabilities (net)—(2.8)%		(34,933,528)

Net Assets—100.0%		$1,237,044,017

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $33,505,813 and the collateral received consisted of cash in the amount of $34,889,827. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments
(b)	Non-income producing security.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $1,071,576, which is 0.1% of net assets.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Chemicals	11.2
Banks	11.0
Software	5.9
IT Services	5.2
Pharmaceuticals	4.7
Insurance	4.3
Biotechnology	4.2
Health Care Equipment & Supplies	4.1
Interactive Media & Services	3.4
Capital Markets	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$29,093,891	$—	$29,093,891
Canada	49,467,392	—	—	49,467,392
Denmark	19,198,642	3,746,130	—	22,944,772
France	—	148,424,405	—	148,424,405
Germany	—	219,079,040	—	219,079,040
India	—	15,216,367	—	15,216,367
Ireland	22,400,911	—	—	22,400,911
Israel	43,993,765	—	—	43,993,765
Italy	—	18,471,520	—	18,471,520
Japan	—	53,521,792	—	53,521,792
Netherlands	28,407,763	85,515,001	—	113,922,764
Russia	14,995,276	19,428,612	—	34,423,888
Spain	—	13,519,177	—	13,519,177
Switzerland	—	103,698,033	—	103,698,033
Taiwan	—	18,444,916	—	18,444,916
United Kingdom	—	148,419,879	—	148,419,879
United States	123,350,821	—	—	123,350,821
Total Common Stocks	301,814,570	876,578,763	—	1,178,393,333
Total Equity Linked Security*	—	29,561,525	—	29,561,525
Total Preferred Stocks*	—	24,716,380	—	24,716,380
Total Short-Term Investment*	—	4,416,480	—	4,416,480
Securities Lending Reinvestments
Repurchase Agreements	—	24,549,827	—	24,549,827
Mutual Funds	10,340,000	—	—	10,340,000
Total Securities Lending Reinvestments	10,340,000	24,549,827	—	34,889,827
Total Investments	$312,154,570	$959,822,975	$—	$1,271,977,545

Collateral for Securities Loaned (Liability)	$—	$(34,889,827)	$—	$(34,889,827)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,271,977,545
Cash denominated in foreign currencies (c)	790,240
Receivable for:
Investments sold	904,234
Dividends	1,445,108
Prepaid expenses	3,702

Total Assets	1,275,120,829
Liabilities
Collateral for securities loaned	34,889,827
Payables for:
Investments purchased	1,284,835
Fund shares redeemed	244,967
Foreign taxes	387,031
Accrued Expenses:
Management fees	747,827
Distribution and service fees	60
Deferred trustees’ fees	145,588
Other expenses	376,677

Total Liabilities	38,076,812

Net Assets	$1,237,044,017

Net Assets Consist of:
Paid in surplus	$829,545,179
Distributable earnings (Accumulated losses) (d)	407,498,838

Net Assets	$1,237,044,017

Net Assets
Class A	$1,236,756,820
Class B	287,197
Capital Shares Outstanding*
Class A	88,294,886
Class B	20,561
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.01
Class B	13.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,044,412,214.
(b)	Includes securities loaned at value of $33,505,813.
(c)	Identified cost of cash denominated in foreign currencies was $783,351.
(d)	Includes foreign capital gains tax of $381,372.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$19,792,113
Securities lending income	51,724

Total investment income	19,843,837
Expenses
Management fees	9,300,842
Administration fees	55,668
Custodian and accounting fees	385,602
Distribution and service fees—Class B	815
Audit and tax services	51,452
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	22,869
Insurance	8,508
Miscellaneous	62,604

Total expenses	9,979,369
Less management fee waiver	(245,056)

Net expenses	9,734,313

Net Investment Income	10,109,524

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	171,069,768
Foreign currency transactions	(188,042)

Net realized gain (loss)	170,881,726

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(77,397,087)
Foreign currency transactions	(128,839)

Net change in unrealized appreciation (depreciation)	(77,525,926)

Net realized and unrealized gain (loss)	93,355,800

Net Increase (Decrease) in Net Assets From Operations	$103,465,324

(a)	Net of foreign withholding taxes of $2,545,713.
(b)	Net of foreign capital gains tax of $5,658.
(c)	Includes change in foreign capital gains tax of $(381,372).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,109,524	$7,049,497
Net realized gain (loss)	170,881,726	7,499,330
Net change in unrealized appreciation (depreciation)	(77,525,926)	75,907,026

Increase (decrease) in net assets from operations	103,465,324	90,455,853

From Distributions to Shareholders
Class A	(13,817,540)	(53,178,802)
Class B	(2,941)	(12,024)

Total distributions	(13,820,481)	(53,190,826)

Increase (decrease) in net assets from capital share transactions	(64,944,150)	(29,073,090)

Total increase (decrease) in net assets	24,700,693	8,191,937

Net Assets
Beginning of period	1,212,343,324	1,204,151,387

End of period	$1,237,044,017	$1,212,343,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,254,006	$17,254,964	1,349,730	$14,328,395
Reinvestments	994,068	13,817,540	4,914,862	53,178,802
Redemptions	(6,939,276)	(95,954,787)	(8,013,984)	(96,571,564)

Net increase (decrease)	(4,691,202)	$(64,882,283)	(1,749,392)	$(29,064,367)

Class B
Sales	429	$5,973	2,969	$35,344
Reinvestments	212	2,941	1,112	12,024
Redemptions	(5,146)	(70,781)	(5,311)	(56,091)

Net increase (decrease)	(4,505)	$(61,867)	(1,230)	$(8,723)

Increase (decrease) derived from capital shares transactions		$(64,944,150)		$(29,073,090)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.03	$12.71	$9.90	$11.25	$8.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.07	0.15	0.16	0.13
Net realized and unrealized gain (loss)	1.03	0.82	2.82	(1.34)	2.60

Total income (loss) from investment operations	1.14	0.89	2.97	(1.18)	2.73

Less Distributions
Distributions from net investment income	(0.08)	(0.16)	(0.16)	(0.17)	(0.14)
Distributions from net realized capital gains	(0.08)	(0.41)	0.00	0.00	0.00

Total distributions	(0.16)	(0.57)	(0.16)	(0.17)	(0.14)

Net Asset Value, End of Period	$14.01	$13.03	$12.71	$9.90	$11.25

Total Return (%) (b)	8.70	7.91	30.22	(10.68)	31.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.78	0.79	0.79	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	0.82	0.64	1.30	1.48	1.32
Portfolio turnover rate (%)	61	67	42	65	46
Net assets, end of period (in millions)	$1,236.8	$1,212.0	$1,203.8	$1,082.3	$1,115.1

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.00	$12.67	$9.87	$11.21	$8.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08	0.04	0.12	0.14	0.11
Net realized and unrealized gain (loss)	1.02	0.83	2.82	(1.34)	2.58

Total income (loss) from investment operations	1.10	0.87	2.94	(1.20)	2.69

Less Distributions
Distributions from net investment income	(0.05)	(0.13)	(0.14)	(0.14)	(0.12)
Distributions from net realized capital gains	(0.08)	(0.41)	0.00	0.00	0.00

Total distributions	(0.13)	(0.54)	(0.14)	(0.14)	(0.12)

Net Asset Value, End of Period	$13.97	$13.00	$12.67	$9.87	$11.21

Total Return (%) (b)	8.41	7.66	29.89	(10.91)	31.22 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (c)	1.03	1.04	1.04	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	0.57	0.34	1.07	1.25	1.05
Portfolio turnover rate (%)	61	67	42	65	46
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.3	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $112,207 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $4,416,480. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,549,827. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$736,108,451	$0	$780,784,123

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $9,300,842.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	750 million

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,044,917,252

Gross unrealized appreciation	251,792,816
Gross unrealized (depreciation)	(25,113,897)

Net unrealized appreciation (depreciation)	$226,678,919

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$6,774,380	$15,143,380	$7,046,101	$38,047,446	$13,820,481	$53,190,826

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$50,010,955	$130,923,521	$226,709,948	$—	$407,644,424

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Artisan International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex U.S.) Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 3.70% and 3.50%, respectively. The Portfolio’s benchmark, the Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index¹, returned 5.20%.

MARKET ENVIRONMENT / CONDITIONS

During a period in which many fixed income asset classes delivered negative returns, the floating-rate loan asset class delivered a positive, largely coupon-driven return. The 5.20% return was comprised of 4.12% in coupon return and 1.08% in price appreciation.

Calendar year 2021 represented a historic year for the asset class from a technicals perspective, with both sides of the ledger, supply and demand, delivering record levels. On the supply side, institutional loan supply of $615 billion far eclipsed the prior annual issuance record of $503 billion set in 2017. On the demand side, Collateralized Loan Obligation (“CLO”) issuance pushed well past its previous annual high of $129 billion in 2018, finishing 2021 at $187 billion. The robust CLO issuance, coupled with buoyant retail fund demand of $46.8 billion, resulted in the highest total measurable annual demand on record for the asset class of over $233 billion. Given the presence of these technicals in the loan market, par amounts outstanding rose to a new high of $1.35 trillion, up from $1.19 trillion as of the end of the prior year.

Loan fundamentals remained solid during the period. The trailing 12-month default rate by principle amount, which began the period at 3.83%, ended the period at a modest 0.29%, well below long-term averages as the default experience for the asset class widely exceeded the dour default picture forecasted back in the early stages of the COVID-19 outbreak in March 2020. Additionally, the percentage of loans trading below $80 fell to just 0.99%, down from 2.2% at the end of the prior year, and down from 24.3% at the end of March 2020.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark during the one year period. From a loan quality perspective, the lower quality loan segments generally outpaced the higher quality segments over the period. CCC-rated loans delivered a return of 12.45%, widely outperforming the 3.12% and 5.22% returns of the respective BB-rated and B-rated loan categories. Unfavorable selection results within the B-rated and CCC-rated loan categories, along with the Portfolio’s underweight to CCC-rated loans, detracted from relative performance during the review period. Additionally, the Portfolio’s modest cash balance represented a headwind to relative performance results.

With respect to industry-level exposures, loan selection results within oil & gas, electronics/electrical, aerospace & defense and health care industries hurt relative performance, while selection results in telecom and nonferrous metals/minerals contributed. From an allocation perspective, overweight exposures within the drugs and radio & television industries detracted, while an underweight within utilities aided relative performance during the period.

The cornerstones of the Portfolio’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 448 issuer positions across 34 industries as of December 31, 2021. Important to note, we believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments in what we view to be higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the period, relative to its benchmark, the Portfolio maintained an overweight position in BB-rated loans (26.1% vs. 23.4%) and an underweight exposure to the distressed CCC-rated loan category (3.4% vs. 5.1%).

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 46 days on average as of December 31, 2021, resulting in a portfolio duration of approximately 0.13 years.

Craig P. Russ

Andrew N. Sveen

Michael Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a total return index that uses mark-to-market pricing from LSTA/ Loan Pricing Corporation (LPC) to calculate market value change. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments. The index is priced daily using a base rate of the 3-month forward London Inter-bank Offered Rate (LIBOR) as of each Friday. For month-end calculations, when the month-end date does not coincide with the Friday calculation, total returns are based upon straight-line daily accruals of interest income returns.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	3.70	3.56	3.89
Class B	3.50	3.29	3.64
S&P/LSTA Leveraged Loan Index	5.20	4.27	4.69

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Industries

% of Net Assets
Software	15.1
Commercial Services	8.0
Media	6.0
Diversified Financial Services	4.7
Pharmaceuticals	4.7
Telecommunications	4.4
Healthcare-Services	4.1
Chemicals	3.5
Insurance	3.4
Retail	3.3

Top Sectors

% of Net Assets
Floating Rate Loans	93.6
Corporate Bonds & Notes	3.4
Common Stocks	0.6
Preferred Stocks	0.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.68%	$1,000.00	$1,013.20	$3.45
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47
Class B (a)	Actual	0.93%	$1,000.00	$1,012.30	$4.72
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—93.6% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.2%
Terrier Media Buyer, Inc. Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	1,568,160	$1,563,259

Aerospace/Defense—1.7%
AI Convoy (Luxembourg) S.a.r.l. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 01/17/27	612,363	613,839
Dynasty Acquisition Co., Inc. Term Loan B1, 3.724%, 3M LIBOR + 3.500%, 04/06/26	2,239,672	2,186,479
Term Loan B2, 3.724%, 3M LIBOR + 3.500%, 04/06/26	1,204,219	1,175,619
Spirit Aerosystems, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 01/15/25	495,758	497,152
TransDigm, Inc. Term Loan G, 2.354%, 1M LIBOR + 2.250%, 08/22/24	1,638,086	1,622,076
Term Loan F, 2.354%, 1M LIBOR + 2.250%, 12/09/25	4,829,285	4,770,291
WP CPP Holdings LLC Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	2,597,679	2,497,019

		13,362,475

Agriculture—0.1%
Alltech, Inc. Term Loan B, 4.500%, 1M LIBOR + 4.000%, 10/13/28	525,000	526,312

Airlines—0.5%
AAdvantage Loyalty, IP Ltd. Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	1,000,000	1,038,125
Mileage Plus Holdings LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/21/27	725,000	767,141
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	1,900,000	2,013,762

		3,819,028

Auto Manufacturers—0.1%
American Trailer World Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 03/03/28	1,119,375	1,116,926

Auto Parts & Equipment—2.2%
Adient U.S. LLC Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/08/28	895,500	896,780
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	1,568,426	1,568,986
Autokiniton US Holdings, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.500%, 04/06/28	1,741,250	1,746,909
Clarios Global L.P. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	3,528,743	3,512,938
CS Intermediate Holdco 2 LLC Term Loan B, 2.750%, 1M LIBOR + 2.000%, 11/02/23	1,244,689	1,171,564
Dayco Products LLC Term Loan B, 4.425%, 3M LIBOR + 4.250%, 05/19/23	955,000	940,675
Delachaux S.A. Term Loan B, 4.629%, 3M LIBOR + 4.500%, 04/16/26	392,000	390,530
DexKo Global, Inc. Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/04/28 (b)	144,000	143,719
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 10/04/28	756,000	754,523
Garrett LX I S.a r.l. USD Term Loan B, 3.750%, 3M LIBOR + 3.250%, 04/30/28	673,313	671,629

Auto Parts & Equipment—(Continued)
Tenneco, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 10/01/25	3,225,250	$3,184,934
TI Group Automotive Systems, LLC USD Term Loan, 3.750%, 3M LIBOR + 3.250%, 12/16/26	645,125	645,125
Truck Hero, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.250%, 01/31/28	1,091,750	1,089,703
Wheel Pros LLC Term Loan, 5.250%, 1M LIBOR + 4.500%, 05/11/28	947,625	947,107

		17,665,122

Banks—0.1%
Walker & Dunlop, Inc. Term Loan, 2.750%, SOFR + 2.250%, 12/16/28	1,200,000	1,200,000

Beverages—0.4%
Arterra Wines Canada, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 11/24/27	915,750	918,182
City Brewing Co. LLC Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	798,000	758,599
Triton Water Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/31/28	1,293,500	1,280,969

		2,957,750

Building Materials—2.2%
ACProducts, Inc. Term Loan B, 4.750%, 6M LIBOR + 4.250%, 05/17/28	2,863,119	2,826,734
Cornerstone Building Brands, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 04/12/28	794,000	794,596
CP Atlas Buyer, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 11/23/27	1,391,213	1,386,517
CPG International, Inc. Term Loan, 3.250%, 3M LIBOR + 2.500%, 05/05/24	1,091,837	1,093,748
DiversiTech Holdings, Inc. 1st Lien Term Loan, 12/16/28 (c)	766,429	766,668
Delayed Draw Term Loan, 12/16/28 (c)	158,571	159,959
Ingersoll-Rand Services Co. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,203,563	1,192,373
MI Windows and Doors LLC Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/18/27	420,750	422,906
Quikrete Holdings, Inc. Term Loan B1, 06/11/28 (c)	2,300,000	2,295,807
1st Lien Term Loan, 2.604%, 1M LIBOR + 2.500%, 02/01/27	4,224,823	4,182,574
Standard Industries, Inc. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 09/22/28	1,232,481	1,234,365
Summit Materials Cos. I LLC Term Loan B, 2.104%, 1M LIBOR + 2.000%, 11/21/24	1,536,000	1,537,152

		17,893,399

Chemicals—3.5%
Aruba Investments, Inc. USD Term Loan, 4.750%, 6M LIBOR + 4.000%, 11/24/27	669,946	671,621
Atotech B.V. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/18/28	945,250	944,617

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3, 1.974%, 3M LIBOR + 1.750%, 06/01/24	2,788,560	$2,790,085
CPC Acquisition Corp. Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/29/27	694,750	689,539
Ferro Corp. Term Loan B2, 2.470%, 3M LIBOR + 2.250%, 02/14/24	97,936	97,834
Term Loan B3, 2.470%, 3M LIBOR + 2.250%, 02/14/24	95,852	95,752
Term Loan B1, 2.470%, 3M LIBOR + 2.250%, 02/14/24	122,784	122,656
Flint Group GmbH Term Loan C, 3.000%, 3M LIBOR + 4.250, 09/21/23	132,995	132,482
Flint Group U.S. LLC 1st Lien Term Loan B2, 5.250%, 3M LIBOR + 4.250%, 09/21/23	804,511	801,410
HB Fuller Co. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 10/20/24	577,270	578,052
Hexion, Inc. Exit Term Loan, 3.640%, 3M LIBOR + 3.500%, 07/01/26	1,633,125	1,636,187
Illuminate Buyer LLC Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/27	706,800	703,413
INEOS Enterprises Holdings U.S. Finco LLC Term Loan B, 4.500%, 3M LIBOR + 3.500%, 08/28/26	180,749	181,464
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 01/29/26	2,288,500	2,287,070
INEOS U.S. Finance LLC USD Term Loan B, 11/08/28 (c)	675,000	672,047
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 04/01/24	3,000,000	2,987,109
Kraton Polymers LLC USD Term Loan, 11/18/28 (c)	500,000	500,938
LSF11 Skyscraper Holdco S.a r.l. USD Term Loan B, 4.250%, 3M LIBOR + 3.500%, 09/29/27	1,960,225	1,961,450
Messer Industries GmbH Term Loan, 2.720%, 3M LIBOR + 2.500%, 03/01/26	1,622,219	1,611,911
Minerals Technologies, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/14/24	746,474	748,574
PMHC II, Inc. 1st Lien Term Loan, 4.500%, 12M LIBOR + 3.500%, 03/31/25	336,875	335,612
PQ Corp. Term Loan B, 3.250%, 3M LIBOR + 2.750%, 06/09/28	2,298,450	2,301,801
Starfruit Finco B.V. Term Loan B, 3.102%, 1M LIBOR + 2.750%, 10/01/25	2,336,123	2,328,823
Trinseo Materials Operating S.C.A. Term Loan B2, 2.604%, 1M LIBOR + 2.500%, 05/03/28	895,500	890,089
Tronox Finance LLC Term Loan B, 2.474%, 1M LIBOR + 2.250%, 03/13/28	1,353,000	1,342,091
W.R. Grace & Co. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 09/22/28	1,250,000	1,253,750

		28,666,377

Coal—0.1%
American Consolidated Natural Resources, Inc. Exit Term Loan, 14.000%, 3M LIBOR + 13.000%, 09/16/25	298,303	306,134
Oxbow Carbon LLC Term Loan B, 5.000%, 1M LIBOR + 4.250%, 10/13/25	304,688	305,639

		611,773

Commercial Services—7.4%
AEA International Holdings (Lux) S.a.r.l. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 09/07/28	3,150,000	3,153,937
Albion Financing 3 Sarl USD Term Loan, 5.750%, 3M LIBOR + 5.250%, 08/17/26	2,225,000	2,234,734
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/12/28	2,831,965	2,824,296
American Residential Services LLC Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/15/27	544,500	545,181
APi Group DE, Inc. Incremental Term Loan B, 12/18/28 (c)	900,000	900,338
Term Loan B, 2.601%, 1M LIBOR + 2.500%, 10/01/26	1,235,000	1,233,971
Belron Finance U.S. LLC USD Term Loan B, 3.250%, 3M LIBOR + 2.750%, 04/13/28	868,438	869,197
CCRR Parent, Inc Term Loan B, 4.500%, 3M LIBOR + 3.750%, 03/06/28	521,437	523,881
CHG Healthcare Services, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 09/29/28	1,197,000	1,198,422
CoreLogic, Inc. Term Loan, 4.000%, 1M LIBOR + 3.500%, 06/02/28	5,411,438	5,415,496
EAB Global, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 08/16/28	1,275,000	1,270,086
Electro Rent Corp. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 01/31/24	2,507,268	2,510,924
Employbridge LLC Term Loan B, 5.500%, 3M LIBOR + 4.750%, 07/14/28	1,620,938	1,609,033
Ensemble RCM, LLC Term Loan, 3.879%, 3M LIBOR + 3.750%, 08/03/26	2,246,394	2,248,360
Foundational Education Group, Inc. 1st Lien Term Loan, 4.750%, 6M LIBOR + 4.250%, 08/31/28	600,000	601,500
Garda World Security Corp. Term Loan B, 4.360%, 1M LIBOR + 4.250%, 10/30/26	3,303,894	3,303,894
Hertz Corp. (The) Term Loan B, 3.750%, 1M LIBOR + 3.500%, 06/30/28	1,109,312	1,111,826
Term Loan C, 3.750%, 1M LIBOR + 3.500%, 06/30/28	210,113	210,589
Indy U.S. Bidco LLC USD Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/05/28	670,189	671,306
IRI Holdings, Inc. 1st Lien Term Loan, 4.352%, 1M LIBOR + 4.250%, 12/01/25	4,438,170	4,436,785
KUEHG Corp. Incremental Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/21/25	1,389,614	1,362,691
Monitronics International, Inc. Term Loan, 7.750%, 3M LIBOR + 6.500%, 03/29/24	1,278,677	1,199,825
NAB Holdings LLC Term Loan, 3.500%, SOFR + 3.000%, 11/23/28	850,000	847,344
PECF USS Intermediate Holding III Corp. Term Loan B, 12/15/28 (c)	700,000	701,575
Prime Security Services Borrower LLC Term Loan, 3.500%, 12M LIBOR + 2.750%, 09/23/26	2,290,088	2,290,477
Sabre GLBL, Inc. Term Loan B2, 4.000%, 1M LIBOR + 3.500%, 12/17/27	489,145	483,520
Term Loan B1, 4.000%, 1M LIBOR + 3.500%, 12/17/27	306,855	303,326
Sotheby’s Term Loan B, 5.000%, 3M LIBOR + 4.500%, 01/15/27	377,440	378,856

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Spin H oldco, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 03/04/28	4,019,625	$4,036,934
Syniverse Holdings, Inc. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 03/09/23	914,375	909,232
Team Health Holdings, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 2.750%, 02/06/24	1,857,375	1,783,743
Trans Union LLC Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 11/16/26	2,011,677	1,991,739
Term Loan B6, 2.750%, 1M LIBOR + 2.250%, 12/01/28	2,275,000	2,272,313
TruGreen L.P. Term Loan, 4.750%, 1M LIBOR + 4.000%, 11/02/27	544,500	546,117
TTF Holdings, LLC Term Loan, 5.000%, 1M LIBOR + 4.000%, 03/31/28	594,157	595,642
Verscend Holding Corp. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	2,054,047	2,056,187
Wex. Inc. Term Loan, 2.354%, 1M LIBOR + 2.250%, 03/31/28	446,625	444,811

		59,078,088

Computers—2.5%
Imprivata, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 12/01/27	1,066,938	1,068,438
Magenta Buyer LLC 1st Lien Term Loan, 5.750%, 3M LIBOR + 5.000%, 07/27/28	4,538,625	4,536,732
2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.250%, 07/27/29	1,075,000	1,071,641
NCR Corp. Term Loan, 2.630%, 3M LIBOR + 2.500%, 08/28/26	1,392,938	1,382,490
Panther Commercial Holdings L.P. Term Loan, 5.000%, 3M LIBOR + 4.250%, 01/07/28	1,918,679	1,923,956
Redstone Buyer LLC Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/27/28	2,394,000	2,296,744
SITEL Worldwide Corp. Term Loan, 4.250%, 3M LIBOR + 3.750%, 08/28/28	2,019,938	2,021,921
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	1,552,156	1,556,279
Valkyr Purchaser LLC Term Loan B, 4.750%, 3M LIBOR + 4.000%, 11/05/27	669,938	671,612
Verifone Systems, Inc. 1st Lien Term Loan, 4.178%, 3M LIBOR + 4.000%, 08/20/25	2,769,851	2,725,924
Vision Solutions, Inc. Incremental Term Loan, 4.750%, 3M LIBOR + 4.000%, 04/24/28	897,750	897,750

		20,153,487

Cosmetics/Personal Care—0.6%
Conair Holdings LLC Term Loan B, 3.970%, 3M LIBOR + 3.750%, 05/17/28	1,596,000	1,598,423
Journey Personal Care Corp. Term Loan B, 5.500%, 3M LIBOR + 4.250%, 03/01/28	1,069,625	1,070,293

Cosmetics/Personal Care—(Continued)
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 4.500%, 3M LIBOR + 3.750%, 10/01/26	1,935,375	1,939,610

		4,608,326

Distribution/Wholesale—0.7%
American Builders & Contractors Supply Co., Inc. Term Loan, 2.104%, 1M LIBOR + 2.000%, 01/15/27	2,701,591	2,687,842
Core & Main L.P. Term Loan B, 2.602%, 1M LIBOR + 2.500%, 07/27/28	1,446,375	1,439,594
KAR Auction Services, Inc. Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	537,625	530,233
Protective Industrial Products, Inc. Term Loan, 4.750%, 1M LIBOR + 4.000%, 12/29/27	572,500	571,069

		5,228,738

Diversified Financial Services—4.6%
Advisor Group, Inc. Term Loan, 4.604%, 1M LIBOR + 4.500%, 07/31/26	1,471,228	1,476,055
Aretec Group, Inc. Term Loan, 4.354%, 1M LIBOR + 4.250%, 10/01/25	3,625,801	3,635,619
Astra Acquisition Corp. 1st Lien Term Loan, 5.750%, 1M LIBOR + 5.250%, 10/25/28	2,000,000	1,966,666
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 2.500%, 1M LIBOR + 1.750%, 01/15/25	2,062,580	2,065,732
Term Loan B5, 2.750%, 1M LIBOR + 2.250%, 12/01/27	1,683,000	1,687,441
Citco Funding LLC Term Loan, 2.658%, 3M LIBOR + 2.500%, 09/28/23	2,925,322	2,921,666
Clipper Acquisitions Corp. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/03/28	1,083,066	1,074,943
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	1,871,500	1,876,012
Delos Finance S.a.r.l. Term Loan B, 1.974%, 3M LIBOR + 1.750%, 10/06/23	1,872,500	1,874,549
Ditech Holding Corp. Term Loan, 06/30/22	1,824,660	364,932
Edelman Financial Center LLC Term Loan B, 4.250%, 1M LIBOR + 3.500%, 04/07/28	1,741,250	1,742,096
Fiserv Investment Solutions, Inc. Term Loan B, 4.160%, 3M LIBOR + 4.000%, 02/18/27	492,500	493,423
Focus Financial Partners LLC Term Loan, 2.104%, 1M LIBOR + 2.000%, 07/03/24	3,457,036	3,433,268
Term Loan, 3.000%, 1M LIBOR + 2.500%, 07/01/28	828,648	825,627
Delayed Draw Term Loan, 4.750%, PRIME + 1.500%, 06/24/28	191,706	191,007
Franklin Square Holdings L.P. Term Loan B, 2.375%, 1M LIBOR + 2.250%, 08/01/25	483,748	482,237
GreenSky Holdings LLC Term Loan B, 3.352%, 1M LIBOR + 3.250%, 03/31/25	1,275,313	1,276,110
Term Loan B2, 5.500%, 1M LIBOR + 4.500%, 03/29/25	443,250	444,081
Guggenheim Partners LLC Term Loan, 2.852%, 1M LIBOR + 2.750%, 07/21/23	5,058,362	5,065,949
Hudson River Trading LLC Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/20/28	2,009,813	1,998,507

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
LPL Holdings, Inc.
Term Loan B1, 1.852%, 1M LIBOR + 1.750%, 11/12/26	1,274,000	$1,269,620
NFP Corp.
Term Loan, 3.354%, 1M LIBOR + 3.250%, 02/15/27	714,916	704,383

		36,869,923

Electric—0.7%
Calpine Construction Finance Co. L.P.
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 01/15/25	1,211,348	1,202,912
Calpine Corp.
Term Loan B5, 2.610%, 1M LIBOR + 2.500%, 12/16/27	2,618,894	2,605,171
Longview Power LLC
Exit Term Loan, 11.500%, 3M LIBOR + 10.000%, 07/30/25	154,011	156,706
Pike Corp.
Incremental Term Loan B, 3.110%, 1M LIBOR + 3.000%, 01/21/28	431,507	430,608
Vistra Operations Company LLC
1st Lien Term Loan B3, 1.859%, 1M LIBOR + 1.750%, 12/31/25	1,176,150	1,168,589

		5,563,986

Electrical Components & Equipment—0.3%
Creation Technologies, Inc.
Term Loan, 6.000%, 3M LIBOR + 5.500%, 10/05/28	1,100,000	1,093,125
Energizer Holdings, Inc.
Term Loan, 2.750%, 1M LIBOR + 2.250%, 12/22/27	986,158	985,336

		2,078,461

Electronics—0.3%
II-VI, Inc.
Bridge Term Loan B, 12/01/28 (c)	1,125,000	1,125,234
Mirion Technologies, Inc.
Term Loan, 3.250%, 2M LIBOR + 2.750%, 10/20/28	773,450	772,886
TTM Technologies, Inc.
Term Loan, 2.599%, 1M LIBOR + 2.500%, 09/28/24	139,110	139,226

		2,037,346

Engineering & Construction—0.8%
Aegion Corp.
Term Loan, 5.500%, 3M LIBOR + 4.750%, 05/17/28	473,813	478,106
Artera Services, LLC
Incremental Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/06/25	1,094,500	1,062,577
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	1,210,246	1,187,122
Brown Group Holding LLC
Term Loan B, 3.000%, 3M LIBOR + 2.750%, 06/07/28	1,344,292	1,343,452
Centuri Group, Inc.
Term Loan B, 3.000%, 3M LIBOR + 2.500%, 08/27/28	902,491	901,833
Osmose Utilities Services, Inc.
Term Loan, 3.750%, 1M LIBOR + 3.250%, 06/23/28	723,188	720,136
Rockwood Service Corp.
Term Loan, 4.102%, 1M LIBOR + 4.000%, 01/23/27	531,902	533,897

Engineering & Construction—(Continued)
USIC Holdings, Inc.
Term Loan, 4.250%, 1M LIBOR + 3.500%, 05/12/28	169,432	169,432

		6,396,555

Entertainment—1.9%
Alchemy Copyrights LLC
Term Loan B, 3.500%, 1M LIBOR + 3.000%, 03/10/28	469,074	470,247
AMC Entertainment Holdings, Inc.
Term Loan B, 3.103%, 04/22/26	1,580,313	1,427,812
Aristocrat Technologies, Inc.
1st Lien Term Loan, 1.882%, 3M LIBOR + 1.750%, 10/19/24	938,307	930,265
Crown Finance U.S., Inc.
Term Loan, 3.500%, 6M LIBOR + 2.500%, 02/28/25	1,577,987	1,223,159
Incremental Term Loan, 3.750%, 3M LIBOR + 2.750%, 09/30/26	1,273,972	972,541
Term Loan B1, 8.250%, 3M LIBOR + 7.000%, 05/23/24	415,027	495,784
Incremental Term Loan B1, 9.250%, 3M LIBOR + 8.250%, 05/23/24	325,392	348,983
Great Canadian Gaming Corp.
Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/01/26	575,000	576,078
Live Nation Entertainment, Inc.
Term Loan B4, 1.875%, 1M LIBOR + 1.750%, 10/17/26	1,419,300	1,384,410
SeaWorld Parks & Entertainment, Inc.
Term Loan B, 3.500%, 1M LIBOR + 3.000%, 08/25/28	997,500	994,757
SMG U.S. Midco 2, Inc.
Term Loan, 2.629%, 3M LIBOR + 2.500%, 01/23/25	216,641	211,090
Stars Group Holdings B.V. (The)
Incremental Term Loan, 2.474%, 3M LIBOR + 2.250%, 07/21/26	2,418,938	2,413,301
Twin River Worldwide Holdings, Inc.
Term Loan B, 3.750%, 6M LIBOR + 3.250%, 10/02/28	1,275,000	1,276,832
UFC Holdings LLC
Term Loan B, 3.500%, 6M LIBOR + 2.750%, 04/29/26	2,094,388	2,090,897

		14,816,156

Environmental Control—1.4%
Clean Harbors, Inc.
Incremental Term Loan B, 2.104%, 1M LIBOR + 2.000%, 10/08/28	525,000	525,164
Covanta Holding Corp.
Term Loan B, 11/30/28 (c)	441,899	442,866
Term Loan C, 11/30/28 (c)	33,101	33,173
EnergySolutions LLC
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 05/09/25	1,031,545	1,032,190
EWT Holdings III Corp.
Term Loan, 2.625%, 1M LIBOR + 2.500%, 04/01/28	970,125	964,062
Filtration Group Corp.
Incremental Term Loan, 3.604%, 1M LIBOR + 3.500%, 10/21/28	822,938	823,143
1st Lien Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/29/25	1,411,079	1,402,083
GFL Environmental, Inc.
Term Loan, 3.500%, 1M LIBOR + 3.000%, 05/30/25	1,339,509	1,343,947
Harsco Corp.
Term Loan, 2.750%, 1M LIBOR + 2.250%, 03/10/28	398,000	`397,254

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Madison IAQ LLC
Term Loan, 3.750%, 6M LIBOR + 3.250%, 06/21/28	1,840,750	$1,841,709
Northstar Group Services, Inc.
Term Loan B, 6.500%, 1M LIBOR + 5.500%, 11/12/26	1,393,917	1,398,710
Robertshaw U.S. Holding Corp.
1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 02/28/25	1,062,387	1,001,299
U.S. Ecology Holdings, Inc.
Term Loan B, 2.604%, 1M LIBOR + 2.500%, 11/01/26	220,500	220,776

		11,426,376

Food—1.4%
CHG PPC Parent LLC
Term Loan, 3.500%, 3M LIBOR + 3.000%, 12/08/28	525,000	523,031
Froneri International, Ltd.
Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	1,846,875	1,824,629
H Food Holdings LLC
Term Loan B, 3.792%, 1M LIBOR + 3.687%, 05/23/25	651,375	648,254
Incremental Term Loan, 4.104%, 1M LIBOR + 4.000%, 05/23/25	388,000	386,949
JBS USA Lux S.A.
Term Loan B, 2.101%, 1M LIBOR + 2.000%, 05/01/26	2,779,529	2,776,343
KKR Apple Bidco LLC
Term Loan, 3.500%, 1M LIBOR + 3.000%, 09/23/28	175,000	174,660
Monogram Food Solutions LLC
Term Loan B, 4.500%, 1M LIBOR + 4.000%, 08/28/28	600,000	600,000
Nomad Foods Europe Midco, Ltd.
Term Loan B4, 2.404%, 3M LIBOR + 2.250%, 05/15/24	1,697,333	1,690,119
Simply Good Foods USA, Inc.
Term Loan B, 4.750%, 1M LIBOR + 3.750%, 07/07/24	230,397	232,197
Sovos Brands Intermediate, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 06/08/28	538,828	539,248
U.S. Foods, Inc. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 09/13/26	1,441,813	1,428,183
UTZ Quality Foods LLC Term Loan B, 3.104%, 1M LIBOR + 3.000%, 01/20/28	148,500	148,474

		10,972,087

Food Service—0.2%
Aramark Services, Inc. Term Loan B3, 1.851%, 1M LIBOR + 1.750%, 03/11/25	816,080	807,578
Term Loan B4, 1.851%, 1M LIBOR + 1.750%, 01/15/27	932,500	921,233

		1,728,811

Forest Products & Paper—0.2%
Asplundh Tree Expert LLC Term Loan B, 1.854%, 1M LIBOR + 1.750%, 09/07/27	1,086,250	1,082,759
Clearwater Paper Corp. Term Loan B, 3.125%, 1M LIBOR + 3.000%, 07/26/26	50,000	49,875
Neenah, Inc. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 04/06/28	398,000	398,995

		1,531,629

Gas—0.1%
UGI Energy Services, LLC Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/13/26	901,875	905,257

Hand/Machine Tools—0.5%
Alliance Laundry Systems LLC Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/08/27	1,028,250	1,029,720
Apex Tool Group, LLC Term Loan B, 6.750%, 1M LIBOR + 5.250%, 08/01/24	2,120,508	2,089,052
Madison Safety & Flow LLC First Lien Term Loan, 12/14/28 (c)	525,000	525,656

		3,644,428

Healthcare-Products—1.0%
Avantor Funding, Inc. Term Loan B4, 2.500%, 1M LIBOR + 2.000%, 11/21/24	255,292	255,292
Term Loan B5, 2.750%, 1M LIBOR + 2.250%, 11/08/27	1,639,017	1,638,762
CPI International, Inc. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 07/26/24	567,428	567,782
CryoLife, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.500%, 06/01/27	456,000	456,570
Curia Global, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 08/30/26	1,364,124	1,367,108
Hanger, Inc. 1st Lien Term Loan, 3.604%, 1M LIBOR + 3.500%, 03/06/25	986,563	987,179
ICU Medical, Inc. Term Loan B, 12/16/28 (c)	650,000	652,031
Ortho-Clinical Diagnostics S.A. Term Loan B, 3.081%, 1M LIBOR + 3.000%, 06/30/25	1,806,775	1,808,396
Sotera Health Holdings LLC Term Loan, 3.250%, 3M LIBOR + 2.750%, 12/11/26	575,000	573,682

		8,306,802

Healthcare-Services—3.9%
Accelerated Health Systems LLC Term Loan B, 3.602%, 1M LIBOR + 3.500%, 10/31/25	485,000	483,484
BW NHHC Holdco, Inc. 1st Lien Term Loan, 5.160%, 3M LIBOR + 5.000%, 05/15/25	892,625	763,194
Cambrex Corp. Term Loan, 4.250%, 1M LIBOR + 3.500%, 12/04/26	272,250	272,704
Cano Health LLC Term Loan, 5.250%, 3M LIBOR + 4.500%, 11/23/27	2,843,850	2,849,183
Catalent Pharma Solutions, Inc. Term Loan B3, 2.500%, 1M LIBOR + 2.000%, 02/22/28	831,033	833,197
DuPage Medical Group, Ltd. Term Loan, 4.000%, 3M LIBOR + 3.000%, 03/12/28	471,438	469,412
Electron BidCo, Inc. Term Loan, 3.750%, 3M LIBOR + 3.250%, 11/01/28	875,000	873,984
Envision Healthcare Corp. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	4,122,500	3,329,949
eResearchTechnology, Inc. 1st Lien Term Loan, 5.500%, 1M LIBOR + 4.500%, 02/04/27	297,733	299,445
GHX Ultimate Parent Corp. 1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 06/28/24	1,052,409	1,052,409
Icon Luxembourg Sarl
Term Loan, 2.750%, 3M LIBOR + 2.500%, 07/03/28	362,736	363,264

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
IQVIA, Inc.
Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 03/07/24	1,273,339	$1,271,429
Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 01/17/25	1,325,889	1,323,900
Loire Finco Luxembourg S.a.r.l.
Term Loan, 3.354%, 1M LIBOR + 3.250%, 04/21/27	295,528	291,280
Lonza Group AG
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 07/03/28	1,293,500	1,294,015
MDVIP, Inc.
Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/16/28	325,000	325,203
Medical Solutions LLC
Delayed Draw Term Loan, 11/01/28 (b)	260,000	259,935
First Lien Term Loan, 4.000%, 11/01/28	1,365,000	1,364,659
National Mentor Holdings, Inc.
Delayed Draw Term Loan, 3.750%, 3M LIBOR + 3.750%, 03/02/28 (b)	88,096	87,336
Term Loan, 4.500%, 1M LIBOR + 3.750%, 03/02/28	2,142,576	2,124,096
Term Loan C, 4.500%, 3M LIBOR + 3.750%, 03/02/28	59,767	59,251
Pacific Dental Services,LLC
Term Loan, 4.000%, 1M LIBOR + 3.500%, 05/05/28	522,375	523,191
Phoenix Guarantor, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 03/05/26	1,608,915	1,601,445
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 03/05/26	1,338,510	1,332,296
Radiology Partners, Inc. 1st Lien Term Loan B, 4.360%, 1M LIBOR + 4.250%, 07/09/25	2,128,497	2,102,223
RadNet, Inc.
Term Loan, 5.250%, 3M LIBOR + 3.000%, 04/21/28	1,069,625	1,071,073
Select Medical Corp.
Term Loan B, 2.360%, 1M LIBOR + 2.250%, 03/06/25	2,457,947	2,444,504
Sound Inpatient Physicians 1st Lien Term Loan, 2.854%, 1M LIBOR + 2.750%, 06/27/25	410,125	409,164
Surgery Center Holdings, Inc.
Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/31/26	1,382,180	1,383,477
WP CityMD Bidco LLC 1st Lien Term Loan B, 3.750%, 6M LIBOR + 3.250%, 11/18/28	750,000	750,188

		31,608,890

Holding Companies-Diversified—0.2%
Belfor Holdings Inc.
Term Loan B, 3.854%, 1M LIBOR + 4.000%, 04/06/26	1,537,987	1,541,832

Home Builders—0.1%
Thor Industries, Inc.
USD Term Loan, 3.125%, 1M LIBOR + 3.000%, 02/01/26	927,840	930,507

Home Furnishings—0.4%
AI Aqua Merger Sub, Inc. 1st Lien Delayed Draw Term Loan, 07/31/28 (c)	83,333	83,542
1st Lien Term Loan B, 07/31/28 (c)	666,667	668,333
Mattress Firm, Inc.
Term Loan B, 5.000%, 3M LIBOR + 4.250%, 09/25/28	2,371,563	2,359,705

		3,111,580

Household Products/Wares—0.2%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 12/22/26 (c)	450,000	445,500
Term Loan B, 4.250%, 1M LIBOR + 3.750%, 12/22/26	1,163,250	1,134,654

		1,580,154

Housewares—0.1%
CFS Brands, LLC 1st Lien Term Loan, 4.000%, 6M LIBOR + 3.000%, 03/20/25	240,601	236,391
Libbey Glass, Inc. Exit Term Loan, 11.000%, 1M LIBOR + 10.000%, 11/13/25	298,544	310,486

		546,877

Insurance—3.4%
Alliant Holdings Intermediate LLC
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 05/09/25	2,647,125	2,624,364
AmWINS Group, Inc.
Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/19/28	3,910,511	3,885,801
AssuredPartners, Inc.
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 02/12/27	171,500	170,428
Asurion LLC
Term Loan B6, 3.229%, 1M LIBOR + 3.125%, 11/03/23	1,446,966	1,445,029
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	5,346,000	5,315,373
2nd Lien Term Loan B3, 5.354%, 1M LIBOR + 5.250%, 01/31/28	1,160,000	1,160,181
HUB International, Ltd.
Term Loan B, 2.974%, 3M LIBOR + 2.750%, 04/25/25	4,414,875	4,366,126
Term Loan B, 4.000%, 3M LIBOR + 3.250%, 04/25/25	1,568,160	1,569,712
Ryan Specialty Group LLC
Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	1,654,063	1,656,992
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	1,067,000	1,060,198
USI, Inc.
Term Loan, 3.224%, 3M LIBOR + 3.000%, 05/16/24	2,585,250	2,569,630
Incremental Term Loan B, 3.474%, 3M LIBOR + 3.250%, 12/02/26	1,200,520	1,194,367

		27,018,201

Internet—3.0%
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	1,071,011	1,076,199
Buzz Merger Sub, Ltd. Term Loan B, 2.851%, 1M LIBOR + 2.750%, 01/29/27	491,250	490,022
Term Loan B, 3.750%, 1M LIBOR + 3.250%, 01/29/27	53,545	53,612
CNT Holdings I Corp. Term Loan, 4.250%, 3M LIBOR + 3.750%, 11/08/27	645,125	645,770
Endure Digital, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 02/10/28	2,835,750	2,815,812
Getty Images, Inc. Term Loan B, 4.604%, 1M LIBOR + 4.500%, 02/19/26	2,630,680	2,637,804
Go Daddy Operating Co. LLC Term Loan B, 1.854%, 1M LIBOR + 1.750%, 02/15/24	2,871,412	2,860,644
Term Loan B4, 2.104%, 1M LIBOR + 2.000%, 08/10/27	1,058,875	1,051,668
Hoya Midco LLC 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 06/30/24	708,094	708,802

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Imperva, Inc. 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/12/26	543,038	$543,242
Magnite, Inc. Term Loan, 5.750%, 6M LIBOR + 5.000%, 04/28/28	671,625	669,946
Match Group, Inc. Term Loan B, 1.908%, 3M LIBOR + 1.750%, 02/13/27	675,000	667,828
MH Sub I LLC Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 09/13/24	423,924	425,382
Proofpoint, Inc. 1st Lien Term Loan, 3.750%, 3M LIBOR + 3.250%, 08/31/28	2,650,000	2,647,350
Uber Technologies, Inc. 1st Lien Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/04/25	1,375,125	1,377,166
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 02/25/27	5,241,002	5,249,188

		23,920,435

Investment Companies—0.5%
EIG Management Co. LLC Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/22/25	240,625	239,798
FinCo I LLC Term Loan B, 2.604%, 1M LIBOR + 2.500%, 06/27/25	1,464,243	1,462,260
Mariner Wealth Advisors LLC Delayed Draw Term Loan, 3.750%, 3M LIBOR + 3.250%, 08/18/28 (b)	68,681	68,424
Term Loan B, 3.750%, 3M LIBOR + 3.250%, 08/18/28	480,047	478,247
Victory Capital Holdings, Inc. Incremental Term Loan B, 11/19/28 (c)	650,000	647,156
Term Loan B, 2.377%, 3M LIBOR + 2.250%, 07/01/26	778,968	774,197

		3,670,082

Iron/Steel—0.2%
Phoenix Services International LLC Term Loan, 4.750%, 1M LIBOR + 3.750%, 03/01/25	1,300,581	1,293,265
TMS International Corp. Term Loan B3, 3.750%, 3M LIBOR + 2.750%, 08/14/24	222,750	223,307

		1,516,572

Leisure Time—1.9%
Bombardier Recreational Products, Inc. Term Loan, 2.101%, 1M LIBOR + 2.000%, 05/24/27	4,614,079	4,564,334
Carnival Corp. Term Loan B, 3.750%, 1M LIBOR + 3.000%, 06/30/25	1,628,227	1,612,963
Incremental Term Loan B, 4.000%, 6M LIBOR + 3.250%, 10/18/28	2,975,000	2,948,969
City Football Group, Ltd. Term Loan, 4.000%, 3M LIBOR + 3.500%, 07/21/28	1,450,000	1,444,562
ClubCorp Holdings, Inc. Term Loan B, 2.970%, 3M LIBOR + 2.750%, 09/18/24	1,627,750	1,571,941
Fender Musical Instruments Corp. Term Loan B, 4.500%, SOFR + 4.000%, 12/01/28	350,000	350,438
Hayward Industries, Inc. Term Loan, 3.000%, 1M LIBOR + 2.500%, 05/12/28	796,000	793,512
MajorDrive Holdings LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 05/12/28	621,875	622,652

Leisure Time—(Continued)
SRAM, LLC Term Loan B, 3.250%, 6M LIBOR + 2.750%, 05/18/28	278,182	278,530
Travel Leaders Group LLC Term Loan B, 4.104%, 1M LIBOR + 4.000%, 01/25/24	1,240,272	1,138,725

		15,326,626

Lodging—0.8%
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 2.104%, 1M LIBOR + 2.000%, 11/30/23	855,000	852,916
Golden Nugget, Inc. Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	1,960,027	1,950,671
Hilton Grand Vacations Borrower LLC Term Loan, 3.500%, 1M LIBOR + 3.000%, 08/02/28	947,625	950,290
Playa Resorts Holding B.V. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/29/24	1,935,025	1,890,883
Wyndham Hotels & Resorts, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 05/30/25	1,161,000	1,150,841

		6,795,601

Machinery-Construction & Mining—0.5%
Brookfield WEC Holdings, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 08/01/25	3,982,683	3,962,356

Machinery-Diversified—1.8%
Ali Group North America Corp. Term Loan B, 10/12/28 (c)	1,725,000	1,716,913
Chamberlain Group, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.500%, 11/03/28	1,725,000	1,725,538
Clark Equipment Co. Term Loan B, 2.059%, 3M LIBOR + 1.835%, 05/18/24	995,531	991,798
CPM Holdings, Inc. 1st Lien Term Loan, 3.604%, 3M LIBOR + 3.500%, 11/17/25	1,775,689	1,766,810
DXP Enterprises, Inc. Term Loan, 5.750%, 1M LIBOR + 4.750%, 12/16/27	544,500	543,139
Engineered Machinery Holdings, Inc. USD Incremental Term Loan, 4.500%, 3M LIBOR + 3.750%, 05/19/28	1,402,000	1,400,247
Gardner Denver, Inc. Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,089,528	1,079,398
GrafTech Finance, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 02/12/25	676,374	677,727
Granite Holdings U.S. Acquisition Co. Term Loan B, 4.224%, 3M LIBOR + 4.000%, 09/30/26	1,265,134	1,266,716
Rexnord LLC Term Loan B, 2.750%, 1M LIBOR + 2.250%, 10/04/28	375,000	375,750
Titan Acquisition, Ltd. Term Loan B, 3.354%, 1M LIBOR + 3.000%, 03/28/25	2,670,930	2,628,572

		14,172,608

Media—5.4%
Adevinta ASA Term Loan B, 3.500%, 3M LIBOR + 3.000%, 06/26/28	1,273,625	1,276,172
Charter Communications Operating LLC Term Loan B2, 1.850%, 1M LIBOR + 1.750%, 02/01/27	1,845,147	1,829,809

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings LLC Term Loan B1, 2.360%, 1M LIBOR + 2.250%, 07/17/25	2,350,195	$2,317,293
Incremental Term Loan, 2.360%, 1M LIBOR + 2.250%, 01/15/26	923,875	913,625
Term Loan B5, 2.610%, 3M LIBOR + 2.500%, 04/15/27	1,164,263	1,151,650
Cumulus Media New Holdings, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 03/31/26	322,312	322,648
Diamond Sports Group LLC Term Loan, 3.353%, 1M LIBOR + 3.250%, 08/24/26 †	2,614,813	1,228,962
GEE Holdings 2 LLC Exit Term Loan, 9.000%, 3M LIBOR + 8.000%, 03/24/25	158,328	156,744
Global Eagle Entertainment, Inc. 2nd Lien Takeback Term Loan, 6.750%, 3M LIBOR + 6.750%, 03/23/26	320,985	292,097
Gray Television, Inc. Term Loan B, 2.349%, 1M LIBOR + 2.250%, 02/07/24	1,470,015	1,468,545
Term Loan C, 2.599%, 1M LIBOR + 2.500%, 01/02/26	552,268	548,767
Term Loan D, 3.099%, 1M LIBOR + 3.000%, 12/01/28	1,075,000	1,071,304
Hubbard Radio LLC Term Loan B, 5.250%, 1M LIBOR + 4.250%, 03/28/25	514,141	515,748
iHeartCommunications, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 05/01/26	842,742	838,303
Incremental Term Loan, 3.750%, 1M LIBOR + 3.250%, 05/01/26	334,350	335,047
LCPR Loan Financing LLC Term Loan B, 3.860%, 1M LIBOR + 3.750%, 10/16/28	250,000	251,312
Mission Broadcasting, Inc. Term Loan B, 2.599%, 1M LIBOR + 2.500%, 05/26/28	399,000	398,537
Nexstar Broadcasting, Inc. Term Loan B3, 2.354%, 1M LIBOR + 2.250%, 01/17/24	807,873	807,368
Term Loan B4, 2.599%, 1M LIBOR + 2.500%, 09/18/26	388,236	387,923
Recorded Books, Inc. Term Loan, 4.105%, 1M LIBOR + 4.000%, 08/29/25	235,231	235,500
Sinclair Television Group, Inc. Term Loan B2B, 2.610%, 1M LIBOR + 2.500%, 09/30/26 †	537,625	529,225
Term Loan B3, 3.110%, 1M LIBOR + 3.000%, 04/01/28 †	1,734,430	1,717,447
Telenet Financing USD LLC Term Loan AR, 2.110%, 1M LIBOR + 2.000%, 04/30/28	3,500,000	3,443,398
Univision Communications, Inc. Term Loan C5, 3.750%, 1M LIBOR + 2.750%, 03/15/24	1,898,610	1,899,457
Term Loan B, 4.000%, 1M LIBOR + 3.250%, 03/15/26	1,467,952	1,472,540
UPC Broadband Holding B.V. Term Loan B, 2.360%, 1M LIBOR + 2.250%, 04/30/28	775,000	765,700
UPC Financing Partnership USD Term Loan AX, 3.110%, 1M LIBOR + 3.000%, 01/31/29	3,100,000	3,093,800
Virgin Media Bristol LLC Term Loan N, 2.610%, 1M LIBOR + 2.500%, 01/31/28	6,450,000	6,394,007
Term Loan Q, 3.360%, 1M LIBOR + 3.250%, 01/31/29	1,125,000	1,125,703
Ziggo Financing Partnership Term Loan I, 2.610%, 1M LIBOR + 2.500%, 04/30/28	6,475,000	6,414,297

		43,202,928

Metal Fabricate/Hardware—1.1%
Ameriforge Group, Inc. Term Loan, 9.000%, 3M LIBOR + 8.000%, 12/31/23	821,435	410,718

Metal Fabricate/Hardware—(Continued)
Term Loan, 14.000%, 1M LIBOR + 13.000%, 12/31/23 (b) (d)	103,651	51,826
Atkore International, Inc. Term Loan B, 2.500%, 3M LIBOR + 2.000%, 05/26/28	815,938	816,447
Dynacast International LLC First Out Term Loan, 5.750%, 3M LIBOR + 4.750%, 07/22/25	1,366,538	1,368,246
Tiger Acquisition LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 06/01/28	523,688	521,256
Werner FinCo L.P. Term Loan, 5.000%, 3M LIBOR + 4.000%, 07/24/24	1,341,400	1,345,172
WireCo WorldGroup, Inc. Term Loan, 4.750%, 6M LIBOR + 4.250%, 10/27/28	550,000	549,312
Zekelman Industries, Inc. Term Loan, 2.103%, 1M LIBOR + 2.000%, 01/24/27	4,117,884	4,081,853

		9,144,830

Miscellaneous Manufacturing—1.5%
CeramTec AcquiCo GmbH Term Loan B2, 2.925%, 3M LIBOR + 2.750%, 03/07/25	1,050,529	1,040,024
EXC Holdings III Corp. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.500%, 12/02/24	556,352	559,134
Gates Global LLC Term Loan B3, 2.604%, 1M LIBOR + 2.500%, 03/31/27	3,652,189	3,649,223
Gemini HDPE LLC Term Loan B, 3.500%, 3M LIBOR + 3.000%, 12/31/27	676,983	677,547
Groupe Solmax, Inc. Term Loan, 4.968%, 2M LIBOR + 4.750%, 05/29/28	1,070,186	1,072,193
LTI Holdings, Inc. 1st Lien Term Loan, 3.604%, 1M LIBOR + 3.500%, 09/06/25	1,211,315	1,198,697
4.854%, 1M LIBOR + 4.750%, 07/24/26	809,754	811,015
Delayed Draw Term Loan, 4.854%, 1M LIBOR + 4.750%, 07/24/26	384,668	385,750
Momentive Performance Materials, Inc. Term Loan B, 3.360%, 1M LIBOR + 3.250%, 05/15/24	2,340,000	2,340,365
Rohm Holding GmbH Term Loan B, 4.904%, 6M LIBOR + 4.750%, 07/31/26	342,982	343,411

		12,077,359

Oil & Gas—0.8%
CITGO Holding, Inc. Term Loan B, 8.000%, 3M LIBOR + 7.000%, 08/01/23	219,938	217,326
CITGO Petroleum Corp. Term Loan B, 7.250%, 6M LIBOR + 6.250%, 03/28/24	1,950,403	1,952,841
Delek U.S. Holdings, Inc. Term Loan B, 2.352%, 1M LIBOR + 2.250%, 03/31/25	3,561,001	3,464,982
Incremental Term Loan B, 6.500%, 1M LIBOR + 5.500%, 03/31/25	540,375	542,851
QuarterNorth Energy Holding, Inc. 2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.000%, 08/27/26	360,142	361,493
RDV Resources Properties, LLC Exit Term Loan, 9.500%, 1M LIBOR + 8.500%, 03/29/24	325,248	240,684

		6,780,177

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.0%
Apergy Corp. Term Loan, 6.000%, 3M LIBOR + 5.000%, 06/03/27	185,000	$188,006
Lealand Finance Company B.V. Take Back Term Loan, 3.000%, 1M LIBOR + 1.000%, 06/30/25	275,872	123,223

		311,229

Packaging & Containers—2.5%
Berlin Packaging LLC 1st Lien Term Loan B, 4.250%, 3M LIBOR + 3.750%, 03/11/28	1,371,563	1,370,563
Berry Global, Inc. Term Loan Z, 1.864%, 3M LIBOR + 1.750%, 07/01/26	748,170	744,234
BWAY Holding Co. Term Loan B, 3.352%, 1M LIBOR + 3.250%, 04/03/24	1,862,250	1,840,635
Charter NEX U.S., Inc. Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/01/27	420,750	422,328
Flex Acquisition Co., Inc. Incremental Term Loan, 3.131%, 3M LIBOR + 3.000%, 06/29/25	1,299,576	1,289,945
Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/02/28	4,657,743	4,655,247
LABL, Inc. USD 1st Lien Term Loan, 5.500%, 1M LIBOR + 5.000%, 10/29/28	1,800,000	1,800,562
Pregis TopCo Corp. 1st Lien Term Loan, 4.104%, 1M LIBOR + 4.000%, 07/31/26	563,500	562,267
Pretium PKG Holdings, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 4.000%, 10/02/28	675,000	674,518
Proampac PG Borrower LLC Term Loan, 6.000%, 3M LIBOR + 3.750%, 11/03/25	944,122	945,538
Reynolds Group Holdings, Inc. Term Loan B2, 3.354%, 1M LIBOR + 3.250%, 02/05/26	1,311,750	1,305,894
Term Loan B, 4.000%, 1M LIBOR + 3.500%, 09/20/28	1,072,313	1,071,374
TricorBraun Holdings, Inc. Term Loan, 3.750%, 1M LIBOR + 3.250%, 03/03/28	572,298	568,855
Trident TPI Holdings, Inc. Term Loan B1, 4.250%, 3M LIBOR + 3.000%, 10/17/24	1,849,564	1,852,261
Delayed Draw Term Loan, 4.500%, 09/15/28 (b)	105,484	105,615
Incremental Term Loan, 4.500%, 3M LIBOR + 4.000%, 09/15/28	742,549	743,477

		19,953,313

Pharmaceuticals—4.5%
Akorn, Inc. Take Back Term Loan, 8.500%, 3M LIBOR + 7.500%, 10/01/25	477,422	484,584
Alkermes, Inc. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/12/26	343,809	338,652
Amneal Pharmaceuticals LLC Term Loan B, 3.625%, 1M LIBOR + 3.500%, 05/04/25	2,948,240	2,920,600
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	4,197,880	4,184,472
Bayou Intermediate LLC Term Loan B, 5.250%, 3M LIBOR + 4.500%, 08/02/28	775,000	775,969

Pharmaceuticals—(Continued)
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	3,159,027	3,159,422
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	5,467,807	5,490,017
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 11/15/27	3,650,161	3,601,873
HLF Financing S.a r.l. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 08/18/25	865,313	862,068
Horizon Therapeutics USA, Inc. Term Loan B, 2.125%, 1M LIBOR + 2.250%, 05/22/26	988,299	985,520
Term Loan B2, 2.250%, 1M LIBOR + 2.000%, 03/15/28	1,985,000	1,980,865
Jazz Financing Lux S.a.r.l. Term Loan, 4.000%, 1M LIBOR + 3.500%, 05/05/28	1,666,625	1,675,405
LSCS Holdings, Inc. 1st Lien Term Loan, 12/18/28 (c)	825,000	827,062
Mallinckrodt International Finance S.A. Term Loan B, 6.000%, 3M LIBOR + 5.250%, 09/24/24	3,976,039	3,735,819
Term Loan B, 6.250%, 3M LIBOR + 5.500%, 02/24/25	509,716	478,655
Option Care Health, Inc. Term Loan B, 3.250%, 1M LIBOR + 2.750%, 10/27/28	450,000	449,887
Packaging Coordinators Midco, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 11/30/27	1,366,184	1,367,891
Padagis LLC Term Loan B, 5.250%, 3M LIBOR + 4.750%, 07/06/28	1,800,000	1,794,375
Pearl Intermediate Parent LLC 2nd Lien Term Loan, 6.354%, 1M LIBOR + 6.250%, 02/13/26	200,000	201,250
PetVet Care Centers LLC Term Loan B3, 4.250%, 1M LIBOR + 3.500%, 02/14/25	323,035	323,438

		35,637,824

Pipelines—0.6%
Blackstone CQP Holdco L.P. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 06/05/28	1,417,875	1,415,571
Centurion Pipeline Co., LLC Term Loan B, 3.459%, 1M LIBOR + 3.250%, 09/29/25	218,250	216,886
Incremental Term Loan, 4.104%, 1M LIBOR + 4.000%, 09/28/25	769,619	769,619
Freeport LNG Investments LLLP Term Loan B, 4.000%, 3M LIBOR + 3.500%, 12/21/28	775,000	768,380
ITT Holdings LLC Term Loan, 3.250%, 1M LIBOR + 2.750%, 07/10/28	423,938	424,203
Oryx Midstream Services Permian Basin LLC Term Loan B, 3.750%, 3M LIBOR + 3.250%, 10/05/28	925,000	920,209

		4,514,868

Real Estate—0.5%
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 2.852%, 1M LIBOR + 2.750%, 08/21/25	2,408,871	2,396,827
RE/MAX International, Inc. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 07/21/28	1,691,500	1,686,214

		4,083,041

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.2%
Brookfield Property REIT, Inc. 1st Lien Term Loan B, 2.604%, 1M LIBOR + 2.500%, 08/27/25	836,696	$826,761
Iron Mountain, Inc. Term Loan B, 1.851%, 1M LIBOR + 1.750%, 01/02/26	794,063	783,640

		1,610,401

Retail—3.3%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 11/19/26	5,022,500	4,972,275
Beacon Roofing Supply, Inc. Term Loan B, 2.352%, 1M LIBOR + 2.250%, 05/19/28	1,019,875	1,015,413
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 2.105%, 1M LIBOR + 2.000%, 02/03/24	1,008,772	1,009,918
David’s Bridal, Inc. Priority Term Loan, 6.000%, 3M LIBOR + 5.000%, 06/23/23 (d) (e)	239,224	237,884
New Money Term Loan, 7.000%, 3M LIBOR + 6.000%, 06/30/23 (d) (e)	283,330	264,772
Great Outdoors Group LLC Term Loan B1, 4.500%, 3M LIBOR + 3.750%, 03/06/28	2,499,797	2,505,657
Harbor Freight Tools USA, Inc. Term Loan B, 3.250%, 1M LIBOR + 2.750%, 10/19/27	1,336,500	1,335,352
IRB Holding Corp. Term Loan B, 3.750%, 6M LIBOR + 2.750%, 02/05/25	2,865,724	2,864,730
Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	495,000	495,619
Les Schwab Tire Centers Term Loan B, 4.000%, 3M LIBOR + 3.250%, 11/02/27	2,400,750	2,403,002
LIDS Holdings, Inc. Term Loan, 6.500%, 1M LIBOR + 5.500%, 12/01/28	575,000	566,375
Park River Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.250%, 12/28/27	621,874	616,951
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/11/28	1,321,688	1,326,093
Phillips Feed Service, Inc. Term Loan, 8.000%, 3M LIBOR + 7.000%, 11/13/24 (d) (e)	11,462	9,170
Serta Simmons Bedding LLC Super Priority First Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	908,500	919,288
Super Priority Second Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	3,004,753	2,830,101
SRS Distribution, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 06/02/28	1,047,375	1,047,048
White Cap Buyer LLC Term Loan B, 4.500%, 1M LIBOR + 4.000%, 10/19/27	2,004,750	2,009,483

		26,429,131

Semiconductors—1.2%
Allegro Microsystems, Inc. Term Loan, 4.250%, 3M LIBOR + 3.750%, 09/30/27	42,308	42,308
Altar Bidco, Inc. Term Loan, 11/17/28 (c)	1,400,000	1,396,500
Bright Bidco B.V. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 06/30/24	1,839,554	1,423,125

Semiconductors—(Continued)
Cohu, Inc. Term Loan B, 3.220%, 3M LIBOR + 3.000%, 10/01/25	228,738	228,023
MaxLinear, Inc. Term Loan B, 2.750%, 1M LIBOR + 2.250%, 06/23/28	752,857	750,740
MKS Instruments, Inc. Term Loan, 10/21/28 (c)	4,500,000	4,495,779
Synaptics, Inc. Term Loan B, 2.750%, 3M LIBOR + 2.250%, 12/02/28	448,875	448,875
Ultra Clean Holdings, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/27/25	1,076,956	1,079,649

		9,864,999

Software—15.1%
Applied Systems, Inc. 1st Lien Term Loan, 5.500%, 3M LIBOR + 3.250%, 09/19/24	6,490,211	6,495,786
AppLovin Corp. Term Loan B, 3.352%, 1M LIBOR + 3.250%, 08/15/25	4,575,341	4,565,811
Term Loan B, 3.500%, 1M LIBOR + 3.000%, 10/25/28	1,645,875	1,647,109
Aptean, Inc. Term Loan, 4.354%, 1M LIBOR + 4.250%, 04/23/26	4,771,741	4,761,300
AQA Acquisition Holding, Inc. Term Loan, 4.750%, 3M LIBOR + 4.250%, 03/03/28	796,000	796,622
Athenahealth, Inc. Term Loan B1, 4.400%, 3M LIBOR + 4.250%, 02/11/26	3,166,695	3,168,674
Banff Merger Sub, Inc. Term Loan, 3.974%, 3M LIBOR + 3.750%, 10/02/25	4,574,390	4,562,003
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 4.377%, 3M LIBOR + 4.250%, 09/05/25	798,188	797,389
Camelot U.S. Acquisition 1 Co. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 10/30/26	1,617,000	1,607,904
Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	1,039,500	1,039,240
CentralSquare Technologies LLC 1st Lien Term Loan, 3.974%, 3M LIBOR + 3.750%, 08/29/25	776,000	733,902
Ceridian HCM Holding, Inc. Term Loan B, 2.577%, 1W LIBOR + 2.500%, 04/30/25	1,330,313	1,317,009
Cloudera, Inc. Term Loan, 4.250%, 1M LIBOR + 3.750%, 10/08/28	3,050,000	3,043,009
Second Lien Term Loan, 6.500%, 1M LIBOR + 6.000%, 10/08/29	850,000	852,125
Constant Contact, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 02/10/28	1,792,906	1,793,654
Cornerstone OnDemand, Inc. Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/16/28	1,475,000	1,473,709
Cvent, Inc. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 11/29/24	344,323	344,252
E2open, LLC Term Loan B, 4.000%, 3M LIBOR + 3.250%, 02/04/28	1,170,001	1,173,657
ECI Macola Max Holdings LLC Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/09/27	1,288,244	1,289,049
Epicor Software Corp. Term Loan, 4.000%, 1M LIBOR + 3.250%, 07/30/27	6,252,403	6,256,135
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	3,324,540	3,313,555

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Grab Holdings, Inc. Term Loan B, 5.500%, 1M LIBOR + 4.500%, 01/29/26	2,109,063	$2,118,290
Greeneden U.S., Holdings II LLC Term Loan B4, 4.750%, 1M LIBOR + 4.000%, 12/01/27	794,000	797,805
Hyland Software, Inc. Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	8,661,666	8,685,122
Informatica LLC USD Term Loan B, 2.875%, 1M LIBOR + 2.750%, 10/27/28	2,950,000	2,942,994
Ivanti Software, Inc. Add On Term Loan B, 4.750%, 3M LIBOR + 4.000%, 12/01/27	669,938	667,216
Term Loan B, 5.000%, 3M LIBOR + 4.250%, 12/01/27	2,388,000	2,396,458
MA FinanceCo. LLC Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	427,503	425,366
Term Loan B, 5.250%, 3M LIBOR + 4.250%, 06/05/25	1,646,875	1,675,695
Marcel LUX IV Sarl Term Loan B1, 3.354%, 1M LIBOR + 3.250%, 03/15/26	975,000	973,781
USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/31/27	94,905	95,024
Mavenir Systems, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.750%, 08/18/28	425,000	426,240
Maverick Bidco, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 05/18/28	925,000	926,734
MedAssets Software Intermediate Holdings, Inc. 2nd Lien Term Loan 2, 11/18/29 (c)	775,000	772,094
Term Loan, 4.500%, 3M LIBOR + 4.000%, 12/18/28	1,075,000	1,075,672
Mediaocean LLC Term Loan, 4.000%, 1M LIBOR + 3.500%, 12/15/28	700,000	697,813
Navicure, Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/22/26	2,662,855	2,664,935
Playtika Holding Corp. Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	1,899,601	1,894,635
PointClickCare Technologies, Inc. Term Loan B, 3.750%, 3M LIBOR + 3.000%, 12/29/27	545,875	546,216
Polaris Newco LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 06/02/28	2,568,563	2,571,293
Project Ruby Ultimate Parent Corp. Term Loan, 4.000%, 1M LIBOR + 3.250%, 03/03/28	1,066,938	1,066,271
Rackspace Hosting, Inc. Term Loan, 3.500%, 3M LIBOR + 2.750%, 02/15/28	1,364,688	1,356,329
Realpage, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	2,992,500	2,987,263
Seattle Spinco, Inc. Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	2,887,036	2,872,600
Signify Health LLC Term Loan B, 3.750%, 3M LIBOR + 3.250%, 06/22/28	349,125	348,580
SkillSoft Corp. Term Loan B, 5.500%, 3M LIBOR + 4.750%, 06/30/28	525,000	527,625
Skopima Merger Sub, Inc. Term Loan B, 4.500%, 1M LIBOR + 4.000%, 05/12/28	1,571,063	1,563,347
SolarWinds Holdings, Inc. Term Loan B, 2.854%, 1M LIBOR + 2.750%, 02/05/24	3,519,004	3,472,817
Sophia L.P. Term Loan B, 4.000%, 3M LIBOR + 3.500%, 10/07/27	3,388,508	3,391,835

Software—(Continued)
Sovos Compliance LLC Delayed Draw Term Loan, 4.500%, 08/11/28 (b)	117,808	118,324
Term Loan, 5.000%, 1M LIBOR + 4.500%, 08/11/28	682,192	685,176
SurveyMonkey, Inc. Term Loan B, 3.860%, 1W LIBOR + 3.750%, 10/10/25	1,135,200	1,129,524
Symplr Software, Inc. Term Loan, 5.250%, 3M LIBOR + 4.500%, 12/22/27	719,563	722,171
Thoughtworks, Inc. Term Loan B, 3.500%, 1M LIBOR + 3.000%, 03/23/28	285,112	285,112
Tibco Software, Inc. Term Loan B3, 3.852%, 1M LIBOR + 3.750%, 06/30/26	3,899,117	3,877,672
TPG VIII Elf Purchaser LLC Term Loan B, 4.000%, 3M LIBOR + 3.500%, 11/06/28	450,000	450,731
Ultimate Software Group, Inc. Term Loan, 3.750%, 3M LIBOR + 3.250%, 05/04/26	5,052,321	5,033,375
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 05/04/26	1,441,813	1,439,830
Veritas U.S., Inc. Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	3,367,541	3,371,225
VS Buyer, LLC Term Loan B, 3.104%, 1M LIBOR + 3.000%, 02/28/27	2,293,593	2,288,433

		120,373,517

Telecommunications—3.8%
Altice France S.A. Term Loan B13, 4.118%, 2M LIBOR + 4.000%, 08/14/26	1,235,385	1,231,267
Avaya, Inc. Term Loan B2, 4.110%, 1M LIBOR + 4.000%, 12/15/27	200,000	200,141
CenturyLink, Inc. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 03/15/27	6,272,000	6,204,871
CommScope, Inc. Term Loan B, 3.352%, 1M LIBOR + 3.250%, 04/06/26	1,515,125	1,498,553
Cyxtera DC Holdings, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 05/01/24	1,456,375	1,443,177
Delta TopCo, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	4,335,731	4,345,218
Digicel International Finance, Ltd. Term Loan B, 3.500%, 6M LIBOR + 3.250%, 05/28/24	1,460,202	1,423,241
Intelsat Jackson Holdings S.A. DIP Term Loan, 5.750%, 3M LIBOR + 4.750%, 10/13/22 † (b)	650,000	652,437
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24 †	1,600,000	1,601,000
Level 3 Financing, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,720,372	1,699,943
LogMeIn, Inc. Term Loan B, 4.839%, 1M LIBOR + 4.750%, 08/31/27	2,757,250	2,744,972
Numericable Group S.A. Term Loan B11, 2.879%, 3M LIBOR + 2.750%, 07/31/25	1,719,000	1,690,422
Plantronics, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 07/02/25	1,499,356	1,469,744
SBA Senior Finance II LLC Term Loan B, 1.852%, 1M LIBOR + 1.750%, 04/11/25	1,834,405	1,816,952
West Corp. Term Loan B1, 4.500%, 3M LIBOR + 3.500%, 10/10/24	259,386	245,258
Term Loan, 5.000%, 3M LIBOR + 4.000%, 10/10/24	1,421,880	1,353,833

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Zayo Group Holdings, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	1,126,546	$1,112,698

		30,733,727

Transportation—0.4%
Kenan Advantage Group, Inc. Term Loan B1, 4.500%, 1M LIBOR + 3.750%, 03/24/26	2,301,750	2,300,311
N-Able International Holdings II LLC Term Loan B, 3.500%, 3M LIBOR + 3.000%, 07/19/28	448,875	447,753
XPO Logistics, Inc. Term Loan B, 1.853%, 1M LIBOR + 1.750%, 02/24/25	575,000	573,069

		3,321,133

Total Floating Rate Loans (Cost $754,501,889)		748,469,675

Corporate Bonds & Notes—3.4%

Aerospace/Defense—0.4%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	3,000,000	3,118,125

Airlines—0.4%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A)	2,000,000	2,079,750
5.750%, 04/20/29 (144A)	1,500,000	1,603,080

		3,682,830

Auto Parts & Equipment—0.2%
Clarios Global L.P. 6.750%, 05/15/25 (144A)	225,000	235,687
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,215,000	1,271,194

		1,506,881

Commercial Services—0.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	725,000	760,670
Garda World Security Corp. 4.625%, 02/15/27 (144A)	850,000	845,750
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.250%, 04/15/24 (144A)	625,000	665,090
Sabre GLBL, Inc. 9.250%, 04/15/25 (144A)	300,000	339,000

		2,610,510

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	281,388

Diversified Financial Services—0.1%
AG Issuer LLC 6.250%, 03/01/28 (144A)	425,000	440,937

Electric—0.2%
Calpine Corp. 4.500%, 02/15/28 (144A)	300,000	311,250
5.250%, 06/01/26 (144A)	988,000	1,013,678

		1,324,928

Entertainment—0.1%
SeaWorld Parks and Entertainment., Inc. 8.750%, 05/01/25 (144A)	250,000	265,000
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	250,000	266,986

		531,986

Environmental Control—0.1%
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	625,000	643,091

Food—0.1%
Del Monte Foods, Inc. 11.875%, 05/15/25 (144A)	975,000	1,086,569

Machinery-Diversified—0.1%
Clark Equipment Co. 5.875%, 06/01/25 (144A)	125,000	129,844
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	500,000	525,625

		655,469

Media—0.4%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	550,000	275,000
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	250,000	253,530
5.250%, 08/15/27 (144A)	200,000	208,020
6.375%, 05/01/26	105,163	109,107
8.375%, 05/01/27	190,609	200,967
Virgin Media Secured Finance plc 4.500%, 08/15/30 (144A)	800,000	805,048
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,597,000	1,640,917

		3,492,589

Oil & Gas—0.1%
CITGO Petroleum Corp. 7.000%, 06/15/25 (144A)	1,275,000	1,312,090

Pharmaceuticals—0.2%
Endo Luxembourg Finance Co. I S.a.r.l. 6.125%, 04/01/29 (144A)	1,750,000	1,715,000

Real Estate—0.1%
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	375,000	401,250

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—0.1%
Boxer Parent Co., Inc. 7.125%, 10/02/25 (144A)	500,000	$524,375

Telecommunications—0.5%
Altice France S.A. 5.500%, 01/15/28 (144A)	475,000	471,395
CommScope, Inc. 6.000%, 03/01/26 (144A)	2,000,000	2,060,000
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A)	1,500,000	1,521,825

		4,053,220

Total Corporate Bonds & Notes (Cost $26,918,735)		27,381,238

Common Stocks—0.6%

Commercial Services—0.0%
IAP Worldwide Services LLC † (d) (e) (f) (g)	44	218,851

Diversified Consumer Services—0.0%
RDV Resources, Inc. - Class A (f) (g)	21,140	2,114

Electric Utilities—0.0%
Longview Intermediate Holdings Co. LLC (d) (e) (f) (g)	39,089	311,149

Energy Equipment & Services—0.0%
McDermott International, Inc. (f) (g)	117,431	48,147

Health Care Equipment & Supplies—0.1%
Akorn Holding Co. LLC (f) (g)	56,220	480,214

Household Products—0.0%
LG Parent Holding Co. (f) (g)	9,472	78,144

Leisure Products—0.0%
Cineworld Group plc (f) (g)	121,458	65,760

Media—0.2%
Clear Channel Outdoor Holdings, Inc. (f) (g)	43,727	144,736
Cumulus Media, Inc. - Class A (f) (g)	40,548	456,165
Global Eagle Entertainment (d) (e) (f) (g)	17,940	388,042
iHeartMedia, Inc. - Class A (f) (g)	18,596	391,260

		1,380,203

Metals & Mining—0.1%
ACNR Holdings, Inc. (f) (g)	3,147	133,748
AFG Holdings, Inc. (d) (e) (f) (g)	24,746	193,266

		327,014

Oil, Gas & Consumable Fuels—0.1%
QuarterNorth Energy, Inc. (f) (g)	9,913	916,953

Software—0.1%
Skillsoft Corp. (f) (g)	66,881	611,961

Specialty Retail—0.0%
David’s Bridal, Inc. (d) (e) (f) (g)	18,015	0
Philips Pet Holding Corp. (d) (e) (f) (g)	62	24,114

		24,114

Total Common Stocks (Cost $5,561,692)		4,464,624

Preferred Stocks—0.1%

Household Products—0.0%
LG Parent Holding Co.	1,428	162,022

Metals & Mining—0.1%
ACNR Holdings, Inc.	1,486	425,987

Specialty Retail—0.0%
David’s Bridal, Inc.
Series A, (d) (e) (f)	501	0
Series B, (d) (e) (f)	2,042	0
DBI Investors, Inc. Series A (d) (e) (f)	852	0

		0

Total Preferred Stocks (Cost $240,265)		588,009

Warrants—0.0%

Specialty Retail—0.0%
David’s Bridal, Inc. (d) (e) (f) (g) (Cost $0)	3,478	0

Short-Term Investment—5.4%

Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $43,450,521; collateralized by U.S. Treasury Note with rates ranging from 1.375% - 2.250%, maturity dates ranging from 11/15/27 - 12/31/28, and an aggregate market value of $44,319,648.	43,450,521	43,450,521

Total Short-Term Investments (Cost $43,450,521)		43,450,521

Total Investments—103.1% (Cost $830,673,102)		824,354,067
Unfunded Loan Commitments—(0.1)% (Cost $(739,661))		(739,661)
Net Investments—103.0% (Cost $829,933,441)		823,614,406
Other assets and liabilities (net)—(3.0)%		(24,225,000)

Net Assets—100.0%		$799,389,406

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $5,947,922 which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(b)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(c)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.2% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(g)	Non-income producing security.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $27,071,164, which is 3.4% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Diamond Sports Group LLC, 3.353%, 08/24/26	07/18/19	2,614,813	$2,606,131	$1,228,962
IAP Worldwide Services LLC	07/18/14-07/24/14	44	52,138	218,851
Intelsat Jackson Holdings S.A., 5.750%, 10/13/22	09/09/21	650,000	643,809	652,437
Intelsat Jackson Holdings S.A., 8.750%, 01/02/24	12/14/17	1,600,000	1,600,000	1,601,000
Sinclair Television Group, Inc., 2.610%, 09/30/26	07/18/19	537,625	535,828	529,225
Sinclair Television Group, Inc., 3.110%, 04/01/28	04/01/21	1,734,430	1,726,691	1,717,447

				$5,947,922

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$1,563,259	$—	$1,563,259
Aerospace/Defense	—	13,362,475	—	13,362,475
Agriculture	—	526,312	—	526,312
Airlines	—	3,819,028	—	3,819,028
Auto Manufacturers	—	1,116,926	—	1,116,926
Auto Parts & Equipment (Less Unfunded Loan Commitments of $50,604)	—	17,614,518	—	17,614,518
Banks	—	1,200,000	—	1,200,000
Beverages	—	2,957,750	—	2,957,750
Building Materials	—	17,893,399	—	17,893,399
Chemicals	—	28,666,377	—	28,666,377
Coal	—	611,773	—	611,773
Commercial Services	—	59,078,088	—	59,078,088
Computers	—	20,153,487	—	20,153,487
Cosmetics/Personal Care	—	4,608,326	—	4,608,326
Distribution/Wholesale	—	5,228,738	—	5,228,738
Diversified Financial Services	—	36,869,923	—	36,869,923
Electric	—	5,563,986	—	5,563,986
Electrical Components & Equipment	—	2,078,461	—	2,078,461
Electronics	—	2,037,346	—	2,037,346
Engineering & Construction	—	6,396,555	—	6,396,555
Entertainment	—	14,816,156	—	14,816,156
Environmental Control	—	11,426,376	—	11,426,376
Food	—	10,972,087	—	10,972,087
Food Service	—	1,728,811	—	1,728,811
Forest Products & Paper	—	1,531,629	—	1,531,629
Gas	—	905,257	—	905,257
Hand/Machine Tools	—	3,644,428	—	3,644,428
Healthcare-Products	—	8,306,802	—	8,306,802
Healthcare-Services (Less Unfunded Loan Commitments of $348,096)	—	31,260,794	—	31,260,794
Holding Companies-Diversified	—	1,541,832	—	1,541,832
Home Builders	—	930,507	—	930,507
Home Furnishings	—	3,111,580	—	3,111,580
Household Products/Wares	—	1,580,154	—	1,580,154
Housewares	—	546,877	—	546,877
Insurance	—	27,018,201	—	27,018,201
Internet	—	23,920,435	—	23,920,435
Investment Companies (Less Unfunded Loan Commitments of $41,250)	—	3,628,832	—	3,628,832
Iron/Steel	—	1,516,572	—	1,516,572
Leisure Time	—	15,326,626	—	15,326,626
Lodging	—	6,795,601	—	6,795,601
Machinery-Construction & Mining	—	3,962,356	—	3,962,356
Machinery-Diversified	—	14,172,608	—	14,172,608
Media	—	43,202,928	—	43,202,928
Metal Fabricate/Hardware (Less Unfunded Loan Commitments of $10,532)	—	9,134,298	—	9,134,298
Miscellaneous Manufacturing	—	12,077,359	—	12,077,359
Oil & Gas	—	6,780,177	—	6,780,177
Oil & Gas Services	—	311,229	—	311,229
Packaging & Containers (Less Unfunded Loan Commitments of $63,037)	—	19,890,276	—	19,890,276
Pharmaceuticals	—	35,637,824	—	35,637,824
Pipelines	—	4,514,868	—	4,514,868
Real Estate	—	4,083,041	—	4,083,041
Real Estate Investment Trusts	—	1,610,401	—	1,610,401
Retail	—	25,917,305	511,826	26,429,131
Semiconductors	—	9,864,999	—	9,864,999

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software (Less Unfunded Loan Commitments of $117,808)	$—	$120,255,709	$—	$120,255,709
Telecommunications (Less Unfunded Loan Commitments of $108,334)	—	30,625,393	—	30,625,393
Transportation	—	3,321,133	—	3,321,133
Total Floating Rate Loans (Less Unfunded Loan Commitments of $739,661)	—	747,218,188	511,826	747,730,014
Total Corporate Bonds & Notes*	—	27,381,238	—	27,381,238
Common Stocks
Commercial Services	—	—	218,851	218,851
Diversified Consumer Services	—	2,114	—	2,114
Electric Utilities	—	—	311,149	311,149
Energy Equipment & Services	48,147	—	—	48,147
Health Care Equipment & Supplies	—	480,214	—	480,214
Household Products	—	78,144	—	78,144
Leisure Products	65,760	—	—	65,760
Media	992,161	—	388,042	1,380,203
Metals & Mining	—	133,748	193,266	327,014
Oil, Gas & Consumable Fuels	—	916,953	—	916,953
Software	611,961	—	—	611,961
Specialty Retail	—	—	24,114	24,114
Total Common Stocks	1,718,029	1,611,173	1,135,422	4,464,624
Preferred Stocks
Household Products	162,022	—	—	162,022
Metals & Mining	425,987	—	—	425,987
Specialty Retail	—	—	0	0
Total Preferred Stocks	588,009	—	0	588,009
Total Warrants*	—	—	0	0
Total Short-Term Investment*	—	43,450,521	—	43,450,521
Total Net Investments	$2,306,038	$819,661,120	$1,647,248	$823,614,406

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $358,137 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$823,614,406
Cash	1,017,417
Receivable for:
Investments sold	3,664,557
Fund shares sold	3,357
Interest	3,242,192
Prepaid expenses	2,299
Other assets	6,488

Total Assets	831,550,716
Liabilities
Payables for:
Investments purchased	30,907,234
Fund shares redeemed	272,482
Accrued Expenses:
Management fees	404,697
Distribution and service fees	30,743
Deferred trustees’ fees	182,119
Other expenses	364,035

Total Liabilities	32,161,310

Net Assets	$799,389,406

Net Assets Consist of:
Paid in surplus	$813,099,045
Distributable earnings (Accumulated losses)	(13,709,639)

Net Assets	$799,389,406

Net Assets
Class A	$654,208,156
Class B	145,181,250
Capital Shares Outstanding*
Class A	65,584,237
Class B	14,674,422
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.98
Class B	9.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $829,933,441.
(b)	Investments at value is net of unfunded loan commitments of $739,661.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$125,027
Interest	30,571,128

Total investment income	30,696,155
Expenses
Management fees	4,800,137
Administration fees	43,828
Custodian and accounting fees	363,224
Distribution and service fees—Class B	340,342
Audit and tax services	119,452
Legal	42,145
Trustees’ fees and expenses	51,036
Shareholder reporting	24,277
Insurance	5,579
Miscellaneous	15,752

Total expenses	5,805,772
Less management fee waiver	(59,171)

Net expenses	5,746,601

Net Investment Income	24,949,554

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,846,518)
Net change in unrealized appreciation on investments	5,710,313

Net realized and unrealized gain (loss)	3,863,795

Net Increase (Decrease) in Net Assets From Operations	$28,813,349

(a)	Net of foreign withholding taxes of $5,512.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,949,554	$26,019,796
Net realized gain (loss)	(1,846,518)	(14,090,879)
Net change in unrealized appreciation (depreciation)	5,710,313	2,984,133

Increase (decrease) in net assets from operations	28,813,349	14,913,050

From Distributions to Shareholders
Class A	(21,837,727)	(30,816,047)
Class B	(4,210,408)	(5,641,180)

Total distributions	(26,048,135)	(36,457,227)

Increase (decrease) in net assets from capital share transactions	36,141,052	(877,141)

Total increase (decrease) in net assets	38,906,266	(22,421,318)

Net Assets
Beginning of period	760,483,140	782,904,458

End of period	$799,389,406	$760,483,140

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,307,203	$23,124,674	489,547	$4,700,012
Reinvestments	2,221,539	21,837,727	3,278,303	30,816,047
Redemptions	(3,001,883)	(29,825,614)	(3,558,160)	(34,157,834)

Net increase (decrease)	1,526,859	$15,136,787	209,690	$1,358,225

Class B
Sales	3,573,358	$35,421,414	2,016,238	$19,235,389
Reinvestments	430,953	4,210,408	603,981	5,641,180
Redemptions	(1,880,551)	(18,627,557)	(2,854,436)	(27,111,935)

Net increase (decrease)	2,123,760	$21,004,265	(234,217)	$(2,235,366)

Increase (decrease) derived from capital shares transactions		$36,141,052		$(877,141)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.94	$10.23	$10.00	$10.34	$10.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.35	0.48	0.46	0.39
Net realized and unrealized gain (loss)	0.05	(0.14)	0.24	(0.39)	0.02

Total income (loss) from investment operations	0.37	0.21	0.72	0.07	0.41

Less Distributions
Distributions from net investment income	(0.33)	(0.50)	(0.49)	(0.41)	(0.42)

Total distributions	(0.33)	(0.50)	(0.49)	(0.41)	(0.42)

Net Asset Value, End of Period	$9.98	$9.94	$10.23	$10.00	$10.34

Total Return (%) (b)	3.80 (c)	2.33	7.32	0.56	4.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%)	0.68	0.69	0.69	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	3.18	3.55	4.73	4.45	3.80
Portfolio turnover rate (%)	34	26	27	25	41
Net assets, end of period (in millions)	$654.2	$636.7	$653.1	$639.3	$731.6

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.86	$10.15	$9.93	$10.27	$10.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.32	0.45	0.43	0.36
Net realized and unrealized gain (loss)	0.05	(0.14)	0.24	(0.39)	0.01

Total income (loss) from investment operations	0.34	0.18	0.69	0.04	0.37

Less Distributions
Distributions from net investment income	(0.31)	(0.47)	(0.47)	(0.38)	(0.39)

Total distributions	(0.31)	(0.47)	(0.47)	(0.38)	(0.39)

Net Asset Value, End of Period	$9.89	$9.86	$10.15	$9.93	$10.27

Total Return (%) (b)	3.50	2.06	7.03	0.31	3.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%)	0.93	0.94	0.94	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	2.93	3.31	4.48	4.23	3.55
Portfolio turnover rate (%)	34	26	27	25	41
Net assets, end of period (in millions)	$145.2	$123.8	$129.8	$118.6	$104.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio had open unfunded loan commitments of $739,661. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had investments in repurchase agreements with a gross value of $43,450,521, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$307,228,572	$0	$267,685,709

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,800,137	0.625%	First $100 million
	0.600%	Over $100 million

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	500 million

An identical agreement was in effect for the period January 1, 2021 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$830,083,890

Gross unrealized appreciation	4,673,171
Gross unrealized (depreciation)	(11,142,655)

Net unrealized appreciation (depreciation)	$(6,469,484)

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$26,048,135	$36,457,227	$—	$—	$26,048,135	$36,457,227

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,724,541	$—	$(6,469,484)	$(31,782,577)	$(13,527,520)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $1,170,061 and accumulated long-term capital losses of $30,612,516.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2021 and performed equal to the median of its Performance Universe for the five-year period ended June 30, 2021. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2021 and outperformed the average of its Morningstar Category for the five-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board further considered that the total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 0.62% and 0.28%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index¹, returned -0.47%.

MARKET ENVIRONMENT / CONDITIONS

The ever-changing COVID-19 landscape and severe disruptions in global supply chains preoccupied financial markets in 2021. U.S. COVID-19 daily new-case rates reached their all-time highs in December 2020, alarming both health care professionals and ordinary individuals. However, entering 2021, there were hopes that several COVID-19 vaccines, which received emergency approval from the U.S. Federal Drug Administration, would significantly reduce infection rates, allowing portions of the economy, such as indoor dining, travel services, and in-person schooling, to reopen. Moving into the latter part of the summer, a new COVID-19 variant, Delta, reached the U.S. Portions of the country that had relatively lower initial infection rates saw a sharp spike in hospitalizations and deaths. This caused many state and local health officials to reverse some of the reopening efforts, but most kept businesses open with some restrictions. September saw infection rates fall, only to rapidly increase in November. The more contagious Omicron variant of COVID-19 pushed daily new case rates to double the previous record numbers. Even individuals that had been fully vaccinated, including booster shots, were susceptible to this new strain. Although most of the infected reported only mild symptoms, consumer behavior was impacted, as growth in travel and leisure activities suffered during the holiday season.

Throughout 2021, global supply issues continued to limit the pace at which manufacturers could grow production. Businesses saw commodity and input prices rise significantly and lead times lengthen, indicating straining production capacity. Additionally, there was a shortage of qualified labor, which left record numbers of unfilled job openings. Transportation services were also an issue, with delays at many U.S. ports leaving ships unable to off-load their cargo. These factors led to strong cost-push inflation, as businesses passed along increased costs to consumers.

Both the U.S. federal government and the U.S. Federal Reserve (the “Fed”) began the year with significantly accommodative policies. In March, Congress passed a $1.9 trillion stimulus package that provided direct cash grants to some individuals and extended generous supplemental unemployment benefits. The Fed kept its Fed funds rate at the zero-lower-bound and many financial market back-stop initiatives remained in place until they expired in March. For most of 2021, the Fed purchased at least $80 billion in U.S. Treasury (“UST”) bonds and $40 billion in agency mortgage-backed securities (“MBS”) per month, aiding market liquidity. As the year progressed and the economy improved, the Fed pivoted their stance on loose monetary policy, announcing at their November meeting that they would begin to taper their purchases of fixed income assets by $15 billion per month. Soon thereafter at its December meeting, the Fed doubled the rate of tapering, moving to end all additional purchases by March 2022. In September 2021, Fed participants were evenly split over the potential for a single Fed funds rate hike in 2022, followed by an additional two increases in 2023. However, partially in response to increased consumer inflation, the Fed’s December update showed it had turned much more hawkish, with a median projection of three Fed fund rate hikes in 2022, followed by an additional three in 2023, which was more in-line with market expectations.

On the back of strong consumer spending, the U.S. economy continued to recover, surpassing 2019 levels. Gross domestic product growth in the first and second quarters of the year remained robust at 6.3% and 6.7%, respectively. However, third quarter growth surprised to the downside, increasing just 2.3%. Helped by strong cash support from the U.S federal government, consumer goods spending ballooned in 2021, with November retail sales 18.2% higher than the same month the year before. The U.S. job market made great strides in 2021, adding 6.4 million positions as the unemployment rate dropped to 3.9% in December. Inflation increased rapidly during the year, as the 12 month consumer price index year-over-year change moved from 1.4% in January to a multi-decade high of 6.8% in November. Although some of the increase is due to base effects, inflation has become more persistent than the market and the Fed had anticipated.

UST yields rose sharply throughout the year, steepening the yield curve (when the difference between yields at the long end and short end of the curve grows larger). Yields on the benchmark 10-year UST ended the period at 1.51%, 0.60% higher compared to prior year-end levels and 30-year UST yields rose by 0.26% to 1.90%. In comparison, the yield on the 5-year UST note rose 0.90%, ending the period at 1.26%, and the yield on the 2-year UST note rose 0.61% to 0.73%. Although absolute performance was harmed by rising UST yields, most fixed income spread sectors posted strong excess returns during 2021, led by higher-risk sectors such as high-yield (“HY”) corporate bonds and floating-rate bank loans. Conversely, agency MBS was one of the few sectors that was not able to keep up with their duration-matched USTs.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the course of the year, the Portfolio’s duration positioning detracted from performance. Although we maintained a duration like that of the benchmark index, an overweight allocation to the 5-year part of the yield curve hurt our relative results, as interest rates increased more here. Sector allocations were the main drivers of outperformance for the period under review. We saw substantial contributions from our out-of-index allocations to HY corporate bonds, floating-rate bank loans, and collateralized loan obligations (“CLOs”). Conversely, our underweight allocation to investment-grade (“IG”) curbed results marginally. Other significant contributors to returns included holdings of non-agency residential MBS (“RMBS”), U.S. Treasury Inflation-Protected Securities (“TIPS”), and non-dollar denominated bonds from developed nations. Exposures to taxable and tax-exempt municipal bonds and emerging market (“EM”) issues lifted relative performance. Other sectors, such as MBS and commercial MBS, had limited impact on yearly returns. Security selection also contributed to performance led by selection in IG corporate bonds and floating-rate bank loans.

Over the course of the year, we reduced the overall benchmark tracking error volatility of the Portfolio primarily in our sector allocations. As credit spreads tightened (when the difference between yields relative to U.S. Treasuries becomes smaller) through the year, we found what we believed were advantageous opportunities to reduce credit risk. We lowered portions of our out-of-index exposures, including those in RMBS, CLOs, and TIPS. Throughout the year, we kept a small underweight market value position in IG corporate bonds, which allowed us to seek enhanced returns in both HY corporate bonds and floating-rate bank loans. In these sectors, we pursued a number of opportunities that our dedicated team of credit research analysts identified as potentially having superior risk/reward characteristics. These included seeking corporate bond issues that we felt would continue to appreciate as the economic recovery progressed, such as airlines and gaming companies. Additionally, we added certain HY issuers that we believe have the potential to be upgraded to IG over the near-term, which would enhance their value. Although maintaining an overweight allocation to taxable municipal bonds, we did reduce our exposure as the year progressed. Within the EM sector, we slightly increased our positioning in select countries that, we believe, have strong fundamentals and provide additional yield versus the index.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage portfolio duration, credit risk, and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

Sonal Desai

David Yuen

Tina Chou

Kent Burns

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Bloomberg U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	0.62	2.02	2.04
Class B	0.28	1.75	1.78
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	-0.47	1.85	1.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	40.3
Corporate Bonds & Notes	25.7
Asset-Backed Securities	13.9
Mortgage-Backed Securities	5.1
Floating Rate Loans	5.0
Foreign Government	3.6
Investment Company Securities	2.8
Municipals	2.6
Common Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.45%	$1,000.00	$998.90	$2.27
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B (a)	Actual	0.70%	$1,000.00	$996.80	$3.52
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—40.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—6.2%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	105,526	$109,674
4.500%, 03/01/25	281,386	293,152
Fannie Mae ARM Pool 0.970%, 6M LIBOR + 0.845%, 11/01/33 (a)	467	467
1.194%, 6M LIBOR + 1.066%, 11/01/33 (a)	2,892	2,905
1.355%, 6M LIBOR + 1.230%, 03/01/28 (a)	2,312	2,319
1.538%, 6M LIBOR + 1.413%, 11/01/34 (a)	3,839	3,873
1.547%, 6M LIBOR + 1.401%, 03/01/35 (a)	11,946	12,327
1.591%, 6M LIBOR + 1.434%, 12/01/32 (a)	162,243	163,173
1.603%, 6M LIBOR + 1.430%, 02/01/36 (a)	21,551	22,286
1.625%, 12M LIBOR + 1.375%, 07/01/33 (a)	11,810	11,877
1.663%, 6M LIBOR + 1.538%, 09/01/35 (a)	4,617	4,661
1.665%, 6M LIBOR + 1.415%, 06/01/32 (a)	7,560	7,593
1.695%, 6M LIBOR + 1.570%, 11/01/35 (a)	30,506	31,697
1.726%, 6M LIBOR + 1.585%, 03/01/36 (a)	49,761	51,762
1.737%, 6M LIBOR + 1.544%, 12/01/34 (a)	23,129	23,979
1.745%, 6M LIBOR + 1.620%, 11/01/32 (a)	19,454	19,500
1.752%, 12M LIBOR + 1.502%, 07/01/33 (a)	27,242	27,307
1.795%, 12M LIBOR + 1.420%, 03/01/36 (a)	4,680	4,685
1.800%, 1Y H15 + 1.675%, 11/01/32 (a)	8,113	8,148
1.812%, 6M LIBOR + 1.664%, 03/01/37 (a)	2,701	2,821
1.830%, 6M LIBOR + 1.683%, 04/01/36 (a)	16,671	17,406
1.887%, 12M LIBOR + 1.637%, 05/01/33 (a)	6,349	6,361
1.888%, 6M LIBOR + 1.763%, 06/01/28 (a)	1,456	1,467
1.895%, 1Y H15 + 1.770%, 09/01/37 (a)	2,854	2,868
1.895%, 12M LIBOR + 1.645%, 09/01/39 (a)	1,909	1,911
1.905%, 12M LIBOR + 1.530%, 02/01/33 (a)	28,854	28,930
1.905%, 12M LIBOR + 1.655%, 08/01/34 (a)	894	895
1.910%, 12M LIBOR + 1.659%, 11/01/36 (a)	290	298
1.916%, 12M LIBOR + 1.625%, 03/01/33 (a)	20,996	21,170
1.922%, 12M LIBOR + 1.613%, 01/01/36 (a)	23,658	24,585
1.925%, 12M LIBOR + 1.550%, 02/01/44 (a)	26,795	26,904
1.948%, 12M LIBOR + 1.698%, 10/01/33 (a)	26,200	26,344
1.957%, 12M LIBOR + 1.708%, 08/01/37 (a)	5,239	5,500
1.960%, 12M LIBOR + 1.585%, 02/01/36 (a)	10,079	10,168
1.960%, 12M LIBOR + 1.709%, 09/01/37 (a)	943	957
1.970%, 12M LIBOR + 1.720%, 08/01/35 (a)	24,366	24,526
1.982%, 12M LIBOR + 1.666%, 11/01/36 (a)	708,942	742,240
1.997%, 1Y H15 + 1.905%, 08/01/29 (a)	848	851
2.000%, 12M LIBOR + 1.750%, 04/01/34 (a)	31,316	31,444
2.002%, 1Y H15 + 1.877%, 02/01/25 (a)	19,362	19,416
2.014%, 12M LIBOR + 1.764%, 10/01/36 (a)	1,475	1,543
2.033%, 12M LIBOR + 1.690%, 11/01/35 (a)	13,204	13,346
2.043%, 12M LIBOR + 1.714%, 09/01/35 (a)	1,015,431	1,064,900
2.088%, 1Y H15 + 2.010%, 06/01/25 (a)	17,159	17,177
2.088%, 12M LIBOR + 1.713%, 02/01/32 (a)	57,616	57,822
2.123%, 1Y H15 + 1.998%, 10/01/32 (a)	9,890	9,936
2.149%, 1Y H15 + 2.149%, 08/01/33 (a)	39,852	40,030
2.153%, 12M LIBOR + 1.778%, 12/01/35 (a)	110,306	110,776
2.162%, 12M LIBOR + 1.905%, 11/01/35 (a)	287,719	302,860
2.172%, 1Y H15 + 2.085%, 07/01/33 (a)	16,596	16,652
2.185%, 12M LIBOR + 1.810%, 04/01/35 (a)	164,664	170,562
2.185%, 12M LIBOR + 1.810%, 04/01/40 (a)	685	688
2.190%, 12M LIBOR + 1.815%, 03/01/36 (a)	9,478	9,561
2.208%, 12M LIBOR + 1.833%, 08/01/32 (a)	42,956	43,046

Agency Sponsored Mortgage-Backed—(Continued)
2.216%, 12M LIBOR + 1.841%, 03/01/36 (a)	15,096	15,193
2.223%, 1Y H15 + 2.223%, 07/01/35 (a)	7,196	7,441
2.230%, 1Y H15 + 2.105%, 07/01/25 (a)	87	87
2.231%, 6M LIBOR + 2.106%, 09/01/33 (a)	20,581	20,626
2.270%, 1Y H15 + 2.175%, 11/01/35 (a)	990,067	1,048,438
2.277%, 1Y H15 + 2.152%, 12/01/33 (a)	37,842	38,079
2.280%, 1Y H15 + 2.280%, 07/01/32 (a)	2,085	2,089
2.290%, 1Y H15 + 2.290%, 08/01/32 (a)	6,376	6,395
2.299%, 1Y H15 + 2.230%, 03/01/38 (a)	6,638	6,707
2.300%, 1Y H15 + 2.300%, 09/01/32 (a)	2,101	2,101
2.309%, 1Y H15 + 2.235%, 09/01/36 (a)	325	325
2.342%, 1Y H15 + 2.246%, 04/01/27 (a)	542	545
2.343%, 1Y H15 + 2.231%, 09/01/33 (a)	2,622	2,630
2.372%, 1Y H15 + 2.288%, 01/01/32 (a)	1,445	1,479
2.375%, 6M LIBOR + 2.250%, 10/01/33 (a)	17,566	17,700
2.395%, 1Y H15 + 2.270%, 01/01/32 (a)	6,357	6,381
2.400%, 6M LIBOR + 2.275%, 08/01/32 (a)	21,948	22,056
2.400%, 1Y H15 + 2.275%, 06/01/35 (a)	38,756	38,936
2.410%, 1Y H15 + 2.285%, 02/01/35 (a)	28,650	28,788
2.423%, 1Y H15 + 2.360%, 11/01/34 (a)	1,082,762	1,146,213
2.508%, 1Y H15 + 2.411%, 09/01/33 (a)	675	676
2.543%, 1Y H15 + 2.418%, 04/01/36 (a)	1,806	1,828
2.549%, 1Y H15 + 2.270%, 08/01/30 (a)	10,228	10,262
2.616%, 1Y H15 + 2.532%, 07/01/28 (a)	1,523	1,530
2.617%, 1Y H15 + 2.167%, 03/01/30 (a)	384	386
2.650%, 1Y H15 + 2.525%, 05/01/32 (a)	656	656
2.663%, 1Y H15 + 2.163%, 07/01/33 (a)	19,565	19,617
2.819%, 1Y H15 + 2.270%, 01/01/29 (a)	7,484	7,510
Fannie Mae Connecticut Avenue Securities (CMO) 2.703%, 1M LIBOR + 2.600%, 05/25/24 (a)	2,093,463	2,132,475
3.003%, 1M LIBOR + 2.900%, 07/25/24 (a)	1,025,423	1,040,550
3.103%, 1M LIBOR + 3.000%, 07/25/24 (a)	2,180,188	2,213,704
4.103%, 1M LIBOR + 4.000%, 05/25/25 (a)	1,415,658	1,439,374
4.353%, 1M LIBOR + 4.250%, 04/25/29 (a)	897,626	926,702
4.403%, 1M LIBOR + 4.300%, 02/25/25 (a)	1,399,179	1,426,545
4.453%, 1M LIBOR + 4.350%, 05/25/29 (a)	2,059,651	2,138,221
4.553%, 1M LIBOR + 4.450%, 01/25/29 (a)	1,433,521	1,484,864
5.003%, 1M LIBOR + 4.900%, 11/25/24 (a)	1,784,546	1,858,113
5.103%, 1M LIBOR + 5.000%, 11/25/24 (a)	403,301	408,922
5.103%, 1M LIBOR + 5.000%, 07/25/25 (a)	1,328,691	1,361,788
5.353%, 1M LIBOR + 5.250%, 10/25/23 (a)	1,377,690	1,433,507
7.053%, 1M LIBOR + 6.950%, 08/25/28 (a)	1,550,339	1,634,151
Freddie Mac REMICS (CMO) 3.500%, 03/15/43	65,286	65,944
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.703%, 1M LIBOR + 3.600%, 04/25/24 (a)	751,601	769,526
3.853%, 1M LIBOR + 3.750%, 09/25/24 (a)	2,616,431	2,696,032
4.103%, 1M LIBOR + 4.000%, 08/25/24 (a)	89,127	90,748
4.203%, 1M LIBOR + 4.100%, 08/25/24 (a)	283,604	284,871
4.653%, 1M LIBOR + 4.550%, 10/25/24 (a)	1,338,042	1,370,952
4.753%, 1M LIBOR + 4.650%, 10/25/28 (a)	2,472,014	2,560,309
4.853%, 1M LIBOR + 4.750%, 10/25/24 (a)	47,034	47,185
5.253%, 1M LIBOR + 5.150%, 11/25/28 (a)	1,812,350	1,875,958
5.653%, 1M LIBOR + 5.550%, 07/25/28 (a)	4,186,595	4,359,696

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (b)	21,631,000	$22,148,544

		61,880,701

U.S. Treasury—34.1%
U.S. Treasury Notes 1.375%, 06/30/23	30,000,000	30,356,250
1.500%, 02/28/23 (c)	29,000,000	29,343,242
1.625%, 11/15/22	28,000,000	28,299,687
1.625%, 04/30/23	32,000,000	32,461,250
1.625%, 05/31/23	18,000,000	18,271,406
1.750%, 05/15/22 (d)	10,000,000	10,058,594
2.500%, 08/15/23	45,000,000	46,346,485
2.625%, 02/28/23	15,000,000	15,370,898
2.750%, 05/31/23	18,000,000	18,555,469
2.750%, 08/31/23 (c)	20,000,000	20,685,938
2.750%, 11/15/23	29,000,000	30,095,430
2.875%, 10/31/23	19,000,000	19,748,867
2.875%, 11/30/23 (c)	25,000,000	26,023,438
2.875%, 07/31/25	12,500,000	13,283,691

		338,900,645

Total U.S. Treasury & Government Agencies (Cost $412,084,697)		400,781,346

Corporate Bonds & Notes—25.7%

Aerospace/Defense—0.7%
Boeing Co. (The) 2.196%, 02/04/26	2,600,000	2,599,380
General Dynamics Corp. 3.250%, 04/01/25	3,300,000	3,488,037
TransDigm, Inc. 6.250%, 03/15/26 (144A)	900,000	935,438

		7,022,855

Agriculture—0.3%
Altria Group, Inc. 2.350%, 05/06/25	2,200,000	2,251,643
Imperial Brands Finance plc 3.125%, 07/26/24 (144A) (c)	300,000	309,990

		2,561,633

Airlines—1.0%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A) (c)	1,500,000	1,559,812
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.500%, 10/20/25 (144A)	4,700,000	4,939,754
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A)	800,000	837,000
International Consolidated Airlines Group S.A. 1.500%, 07/04/27 (EUR)	2,000,000	2,021,183

Airlines—(Continued)
United Airlines Pass-Through Trust 4.875%, 01/15/26	179,600	186,982
United Airlines, Inc. 4.375%, 04/15/26 (144A) (c)	100,000	104,274

		9,649,005

Banks—5.6%
Bank of America Corp. 3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,155,000	2,199,543
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,700,000	3,809,972
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (a) (c)	700,000	706,511
BPCE S.A. 2.375%, 01/14/25 (144A)	3,000,000	3,052,103
Citigroup, Inc. 4.600%, 03/09/26	4,000,000	4,411,406
Credit Suisse Group AG 4.550%, 04/17/26	4,000,000	4,406,963
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	2,027,025
Goldman Sachs Group, Inc. (The) 3.750%, 02/25/26 (c)	2,000,000	2,153,817
4.250%, 10/21/25	3,000,000	3,271,663
HSBC Holdings plc 1.645%, SOFR + 1.538%, 04/18/26 (a)	1,500,000	1,487,566
2.013%, SOFR + 1.732%, 09/22/28 (a)	2,300,000	2,251,459
JPMorgan Chase & Co. 2.083%, SOFR + 1.850%, 04/22/26 (a)	5,400,000	5,480,831
3.875%, 09/10/24	2,500,000	2,651,675
Morgan Stanley 2.188%, SOFR + 1.990%, 04/28/26 (a)	2,900,000	2,956,889
4.350%, 09/08/26 (c)	2,200,000	2,431,743
Shinhan Bank Co., Ltd. 1.375%, 10/21/26 (144A)	2,500,000	2,462,195
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	1,500,000	1,467,892
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	1,300,000	1,266,556
Wells Fargo & Co. 2.188%, SOFR + 2.000%, 04/30/26 (a)	2,500,000	2,544,157
4.100%, 06/03/26	3,000,000	3,269,859
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	1,285,678

		55,595,503

Beverages—0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26	1,400,000	1,503,116
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30 (c)	1,800,000	1,972,892
Coca-Cola Europacific Partners plc 1.500%, 01/15/27 (144A) (c)	1,600,000	1,567,514

		5,043,522

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Royalty Pharma plc 1.750%, 09/02/27 (c)	700,000	$687,733

Chemicals—0.6%
Braskem Netherlands Finance B.V. 4.500%, 01/31/30 (144A)	2,300,000	2,446,050
Methanex Corp. 4.250%, 12/01/24 (c)	900,000	941,805
SASOL Financing USA LLC 6.500%, 09/27/28	2,300,000	2,492,050

		5,879,905

Commercial Services—0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/27 (144A) (EUR)	400,000	451,028
Grand Canyon University 4.125%, 10/01/24	600,000	613,590

		1,064,618

Cosmetics/Personal Care—0.3%
Avon Products, Inc. 6.500%, 03/15/23 (c)	1,900,000	1,992,625
Oriflame Investment Holding plc 5.125%, 05/04/26 (144A) (c)	700,000	644,700

		2,637,325

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28 (c)	1,000,000	1,014,136
Capital One Financial Corp. 3.050%, 03/09/22	5,400,000	5,414,140

		6,428,276

Electric—2.2%
Berkshire Hathaway Energy Co. 4.050%, 04/15/25 (c)	1,700,000	1,839,262
Comision Federal de Electricidad 4.750%, 02/23/27 (144A)	2,300,000	2,544,398
Dominion Energy, Inc. 1.450%, 04/15/26 (c)	2,000,000	1,976,847
EDP Finance B.V. 1.710%, 01/24/28 (144A)	1,900,000	1,848,198
Exelon Corp. 3.400%, 04/15/26 (c)	2,000,000	2,130,448
4.050%, 04/15/30 (c)	2,400,000	2,666,548
InterGen NV 7.000%, 06/30/23 (144A)	1,500,000	1,488,750
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A) (c)	2,500,000	2,517,704
3.875%, 07/19/23 (144A)	1,300,000	1,355,279
Southern Co. (The) 3.250%, 07/01/26 (c)	3,000,000	3,173,647
Talen Energy Supply LLC 10.500%, 01/15/26 (144A) (c)	900,000	387,000

		21,928,081

Electrical Components & Equipment—0.1%
WESCO Distribution, Inc. 7.125%, 06/15/25 (144A) (c)	600,000	636,000

Electronics—0.1%
Flex, Ltd. 3.750%, 02/01/26 (c)	1,400,000	1,495,212

Entertainment—0.2%
Banijay Entertainment SASU 5.375%, 03/01/25 (144A)	1,200,000	1,224,000
International Game Technology plc 4.125%, 04/15/26 (144A) (c)	900,000	927,063

		2,151,063

Food—0.2%
Cencosud S.A. 4.375%, 07/17/27 (144A)	1,000,000	1,071,020
JBS Finance Luxembourg Sarl 2.500%, 01/15/27 (144A) (c)	1,400,000	1,384,264

		2,455,284

Healthcare-Services—0.6%
Anthem, Inc. 1.500%, 03/15/26 (c)	3,000,000	2,996,500
Centene Corp. 3.375%, 02/15/30	1,000,000	1,018,390
Quest Diagnostics, Inc. 3.450%, 06/01/26	2,100,000	2,239,831

		6,254,721

Insurance—0.1%
Radian Group, Inc. 6.625%, 03/15/25 (c)	500,000	552,500
Willis North America, Inc. 2.950%, 09/15/29	400,000	409,477

		961,977

Internet—1.6%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24 (c)	4,000,000	4,207,691
Amazon.com, Inc. 2.400%, 02/22/23 (c)	1,700,000	1,731,545
Baidu, Inc. 4.375%, 05/14/24	2,300,000	2,445,744
Netflix, Inc. 3.625%, 06/15/25 (144A) (c)	800,000	843,040
4.375%, 11/15/26 (c)	700,000	775,250
5.750%, 03/01/24	1,200,000	1,305,000
Tencent Holdings, Ltd. 1.810%, 01/26/26 (144A) (c)	900,000	898,675
2.985%, 01/19/23 (144A)	3,300,000	3,354,385

		15,561,330

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.5%
Carnival Corp. 5.750%, 03/01/27 (144A) (c)	1,008,000	$1,008,000
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	2,000,000	1,991,140
Royal Caribbean Cruises, Ltd. 5.500%, 08/31/26 (144A) (c)	2,085,000	2,120,028

		5,119,168

Lodging—0.6%
Genting New York LLC 3.300%, 02/15/26 (144A) (c)	900,000	891,273
Melco Resorts Finance, Ltd. 4.875%, 06/06/25 (144A)	1,000,000	985,000
Sands China, Ltd. 2.300%, 03/08/27 (144A)	1,200,000	1,129,560
Studio City Finance, Ltd. 6.000%, 07/15/25 (144A) (c)	2,000,000	1,945,000
Wynn Macau, Ltd. 5.625%, 08/26/28 (144A) (c)	1,200,000	1,111,182

		6,062,015

Machinery-Construction & Mining—0.1%
Manitowoc Co., Inc. (The) 9.000%, 04/01/26 (144A)	700,000	736,750

Media—1.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A) (c)	800,000	800,032
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.800%, 04/01/31 (c)	1,100,000	1,088,442
4.908%, 07/23/25	3,000,000	3,303,325
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	1,000,000	500,000
DISH DBS Corp. 5.250%, 12/01/26 (144A) (c)	1,300,000	1,320,520
5.875%, 11/15/24	900,000	924,534
Fox Corp. 3.050%, 04/07/25 (c)	1,700,000	1,784,463
Sirius XM Radio, Inc. 3.125%, 09/01/26 (144A) (c)	700,000	700,203
TWDC Enterprises 18 Corp. 3.150%, 09/17/25	3,000,000	3,185,904
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	900,000	909,000
Walt Disney Co. (The) 1.750%, 01/13/26 (c)	1,300,000	1,313,534

		15,829,957

Mining—0.0%
Novelis Corp. 3.250%, 11/15/26 (144A)	300,000	302,625

Miscellaneous Manufacturing—0.0%
Anagram International, Inc. / Anagram Holdings LLC 10.000%, 08/15/26 PIK, (144A) (e)	111,470	115,929

Multi-National—0.1%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,432,834

Oil & Gas—2.3%
Apache Corp. 4.625%, 11/15/25 (c)	900,000	966,375
BP Capital Markets America, Inc. 3.410%, 02/11/26 (c)	2,000,000	2,133,291
3.796%, 09/21/25 (c)	3,200,000	3,453,452
Continental Resources, Inc. 4.375%, 01/15/28	2,500,000	2,702,625
Ecopetrol S.A. 5.375%, 06/26/26	2,300,000	2,423,648
Equinor ASA 1.750%, 01/22/26 (c)	1,300,000	1,307,873
2.875%, 04/06/25	4,700,000	4,904,989
Harbour Energy plc 5.500%, 10/15/26 (144A)	500,000	496,250
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	832,062
Mesquite Energy, Inc. 7.750%, 06/15/21	1,200,000	39,000
Petroleos Mexicanos 6.875%, 10/16/25 (144A)	350,000	382,375
Valero Energy Corp. 2.850%, 04/15/25	3,000,000	3,107,596

		22,749,536

Oil & Gas Services—0.0%
Weatherford International, Ltd. 11.000%, 12/01/24 (144A)	27,000	27,810

Packaging & Containers—0.4%
BWAY Holding Co. 7.250%, 04/15/25 (144A) (c)	2,550,000	2,556,464
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A) (c)	300,000	309,750
5.875%, 08/15/23 (144A) (c)	700,000	733,250

		3,599,464

Pharmaceuticals—1.5%
AbbVie, Inc. 3.450%, 03/15/22	4,900,000	4,904,482
AstraZeneca plc 0.700%, 04/08/26	200,000	193,452
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A)	3,000,000	3,135,079
Bristol-Myers Squibb Co. 2.750%, 02/15/23 (c)	1,500,000	1,534,006
Cigna Corp. 1.250%, 03/15/26 (c)	4,000,000	3,942,246

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (c)	800,000	$792,696

		14,501,961

Pipelines—1.4%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25	2,500,000	2,770,747
Energy Transfer L.P. 4.050%, 03/15/25	1,800,000	1,907,105
4.200%, 09/15/23 (c)	1,000,000	1,044,287
EnLink Midstream Partners L.P. 4.850%, 07/15/26 (c)	2,400,000	2,526,000
MPLX L.P. 4.875%, 12/01/24	2,500,000	2,713,489
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	1,700,000	1,887,380
5.750%, 05/15/24	1,000,000	1,087,547
Williams Cos., Inc. (The) 4.000%, 09/15/25 (c)	500,000	540,158

		14,476,713

Real Estate—0.2%
Country Garden Holdings Co., Ltd. 7.250%, 04/08/26	1,500,000	1,478,462
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	200,000	222,395

		1,700,857

Real Estate Investment Trusts—0.5%
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27 (c)	2,500,000	2,615,625
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A)	2,200,000	2,233,000

		4,848,625

Retail—0.0%
KSouth Africa, Ltd. 3.000%, 12/31/22 PIK, † (144A) (e) (f) (g)	691,292	0
25.000%, 12/31/22 PIK, † (144A) (e) (f) (g)	247,878	0
Party City Holdings, Inc. 5.750%, 6M LIBOR + 5.000%, 07/15/25 (144A) (a) (c)	195,885	184,622

		184,622

Semiconductors—0.3%
SK Hynix, Inc. 1.500%, 01/19/26 (144A)	3,400,000	3,325,512

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27 (c)	1,000,000	1,017,393

Telecommunications—1.1%
AT&T, Inc. 2.300%, 06/01/27 (c)	400,000	406,942
4.125%, 02/17/26	3,000,000	3,272,238

Telecommunications—(Continued)
CommScope Technologies LLC 6.000%, 06/15/25 (144A) (c)	900,000	900,000
Iliad Holding SASU 6.500%, 10/15/26 (144A) (c)	700,000	735,511
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	243,750	255,011
T-Mobile USA, Inc. 2.250%, 02/15/26 (c)	1,000,000	1,002,500
Verizon Communications, Inc. 1.450%, 03/20/26 (c)	4,300,000	4,278,198

		10,850,400

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	600,000	595,500

Total Corporate Bonds & Notes (Cost $253,357,213)		255,491,714

Asset-Backed Securities—13.9%

Asset-Backed - Credit Card—0.2%
Capital One Multi-Asset Execution Trust 2.290%, 07/15/25	1,970,000	$1,995,820

Asset-Backed - Home Equity—0.0%
RAAC Trust 0.802%, 1M LIBOR + 0.700%, 03/25/34 (a)	94,899	96,191

Asset-Backed - Other—13.7%
Adagio CLO VIII DAC 1.650%, 3M EURIBOR + 1.650%, 04/15/32 (144A) (EUR) (a)	400,000	455,447
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,219,989	2,322,200
Apidos CLO XXXV 1.182%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	6,910,000	6,893,430
Ares European CLO DAC 0.920%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR) (a)	3,200,000	3,642,545
1.600%, 3M EURIBOR + 1.600%, 04/17/32 (144A) (EUR) (a)	500,000	566,830
Armada Euro CLO IV DAC 1.700%, 3M EURIBOR + 1.700%, 07/15/33 (144A) (EUR) (a)	500,000	567,670
Atrium XIII 1.924%, 3M LIBOR + 1.800%, 11/21/30 (144A) (a)	1,000,000	999,009
Bain Capital Credit CLO 1.084%, 3M LIBOR + 0.960%, 04/23/31 (144A) (a)	1,500,000	1,498,818
1.274%, 3M LIBOR + 1.150%, 04/23/31 (144A) (a)	1,000,000	993,698
BCC Middle Market CLO LLC 2.282%, 3M LIBOR + 2.150%, 10/20/30 (144A) (a)	1,600,000	1,592,514
Blackrock European CLO IX DAC 0.900%, 3M EURIBOR + 0.900%, 12/15/32 (144A) (EUR) (a)	2,600,000	2,961,390

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Blackrock European CLO IX DAC 1.550%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR) (a)	800,000	$907,708
BlueMountain CLO, Ltd. 1.266%, 3M LIBOR + 1.110%, 08/15/31 (144A) (a)	2,467,643	2,471,550
BlueMountain Fuji EUR CLO 1.550%, 3M EURIBOR + 1.550%, 01/15/33 (144A) (EUR) (a)	1,400,000	1,569,830
BlueMountain Fuji U.S. CLO, Ltd. 1.824%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	2,000,000	1,972,626
Carlyle Global Market Strategies CLO, Ltd. 2.722%, 3M LIBOR + 2.600%, 04/17/31 (144A) (a)	292,000	273,394
Carlyle GMS Finance MM CLO LLC 2.324%, 3M LIBOR + 2.200%, 10/15/31 (144A) (a)	1,000,000	994,830
Carlyle U.S. CLO, Ltd. 1.264%, 3M LIBOR + 1.140%, 04/15/34 (144A) (a)	6,398,000	6,391,128
1.932%, 3M LIBOR + 1.800%, 01/20/30 (144A) (a)	1,000,000	995,257
Cent CLO 21, Ltd. 3.335%, 3M LIBOR + 3.200%, 07/27/30 (144A) (a)	275,000	266,280
CF Hippolyta LLC 1.690%, 07/15/60 (144A)	1,169,039	1,159,640
Cook Park CLO Ltd. 1.242%, 3M LIBOR + 1.120%, 04/17/30 (144A) (a)	1,500,000	1,500,027
Countrywide Asset-Backed Certificates 0.852%, 1M LIBOR + 0.750%, 03/25/34 (a)	34,411	34,308
Dryden 44 Euro CLO B.V. 0.880%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	7,166,000	8,119,360
Dryden 45 Senior Loan Fund 1.524%, 3M LIBOR + 1.400%, 10/15/30 (144A) (a)	3,000,000	2,999,244
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,425,932	1,390,059
GoldentTree Loan Management US CLO 1, Ltd. 1.202%, 3M LIBOR + 1.070%, 01/20/33 (144A) (a)	5,631,000	5,629,328
Halcyon Loan Advisors Funding, Ltd. 1.932%, 3M LIBOR + 1.800%, 07/21/31 (144A) (a)	1,500,000	1,490,250
Holland Park CLO DAC 0.920%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (a)	9,900,000	11,264,462
Home Partners of America Trust 2.649%, 01/17/41 (144A)	530,000	528,270
LCM, Ltd. 1.932%, 3M LIBOR + 1.800%, 01/20/31 (144A) (a)	1,000,000	988,626
Long Point Park CLO, Ltd. 1.822%, 3M LIBOR + 1.700%, 01/17/30 (144A) (a)	1,000,000	993,846
Madison Park Euro Funding VIII DAC 0.950%, 3M EURIBOR + 0.950%, 04/15/32 (144A) (EUR) (a)	8,000,000	9,108,188
1.700%, 3M EURIBOR + 1.700%, 04/15/32 (144A) (EUR) (a)	900,000	1,024,672
Madison Park Funding, Ltd. 1.828%, 3M LIBOR + 1.700%, 10/22/30 (144A) (a)	1,000,000	997,441
Magnetite XXIX, Ltd. 1.114%, 3M LIBOR + 0.990%, 01/15/34 (144A) (a)	7,806,000	7,808,646
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (a)	1,332,636	1,352,661

Asset-Backed - Other—(Continued)
Mill City Mortgage Loan Trust 3.500%, 04/25/66 (144A) (a)	1,988,625	2,037,992
Neuberger Berman CLO, Ltd. 1.530%, 3M LIBOR + 1.400%, 10/21/30 (144A) (a)	1,700,000	1,700,194
New Economy Assets Phase 1 Sponsor LLC 1.910%, 10/20/61 (144A)	5,010,000	4,912,363
Octagon Investment Partners, Ltd. 1.232%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	600,000	596,536
1.574%, 3M LIBOR + 1.450%, 10/24/30 (144A) (a)	2,000,000	2,000,436
2.822%, 3M LIBOR + 2.700%, 04/16/31 (144A) (a)	400,000	388,599
OHA Credit Partners VII, Ltd. 1.230%, 3M LIBOR + 1.070%, 02/20/34 (144A) (a)	6,398,000	6,389,683
RR 14, Ltd. 1.244%, 3M LIBOR + 1.120%, 04/15/36 (144A) (a)	8,382,000	8,375,387
Sculptor CLO XXV, Ltd. 1.394%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	3,839,000	3,843,392
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (a)	1,423,290	1,435,560
3.000%, 06/25/58 (144A) (a)	1,942,511	1,987,881
3.678%, 03/25/58 (144A) (a)	520,261	537,963
3.750%, 05/25/58 (144A) (a)	3,126,277	3,232,499
Voya CLO, Ltd. 1.094%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	800,000	797,540
1.522%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	2,454,544	2,456,206
3.372%, 3M LIBOR + 3.250%, 10/18/31 (144A) (a)	849,057	824,907

		136,242,320

Total Asset-Backed Securities (Cost $134,978,549)		138,334,331

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust 2.620%, 02/25/35 (a)	1,012,850	1,047,791
BRAVO Residential Funding Trust 3.500%, 10/25/44 (144A) (a)	1,647,820	1,693,172
CHL Mortgage Pass-Through Trust 2.144%, 07/25/34 (a)	237,816	240,735
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	50,537	42,758
JPMorgan Mortgage Trust 2.500%, 04/25/52 (144A) (a)	4,838,173	4,867,091
2.500%, 06/25/52 (144A) (a)	910,000	917,891
2.500%, 10/25/51 (144A) (a)	5,135,803	5,179,339
MASTR Alternative Loan Trust 5.000%, 02/25/18	9,624	9,884
Merrill Lynch Mortgage Investors Trust 0.842%, 1M LIBOR + 0.740%, 03/25/28 (a)	146,300	146,627
New York Mortgage Trust 0.777%, 1M LIBOR + 0.675%, 02/25/36 (a)	91,632	89,155
OBX Trust 0.752%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	504,607	504,969
2.500%, 05/25/51 (144A) (a)	3,053,005	3,077,774
2.500%, 10/25/51 (144A) (a)	829,145	837,210
Provident Funding Mortgage Trust 2.500%, 10/25/51 (144A) (a)	2,975,246	3,004,186

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
PSMC Trust 2.500%, 08/25/51 (144A) (a)	4,897,497	$4,939,013
Sequoia Mortgage Trust 0.744%, 1M LIBOR + 0.640%, 11/20/34 (a)	174,055	170,052
WaMu Mortgage Pass-Through Certificates Trust 0.562%, 1M LIBOR + 0.460%, 04/25/45 (a)	632,166	625,952

		27,393,599

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 2.959%, 12/10/30 (144A)	1,940,000	1,964,970
BX Commercial Mortgage Trust 0.810%, 1M LIBOR + 0.700%, 09/15/36 (144A) (a)	1,950,000	1,943,347
0.910%, 1M LIBOR + 0.800%, 12/15/36 (144A) (a)	2,814,088	2,812,396
1.030%, 1M LIBOR + 0.920%, 10/15/36 (144A) (a)	7,933,598	7,935,788
1.110%, 1M LIBOR + 1.000%, 11/15/32 (144A) (a)	4,070,742	4,069,510
BX Mortgage Trust 0.799%, 1M LIBOR + 0.689%, 10/15/36 (144A) (a)	1,860,000	1,853,142
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (a)	1,220,000	1,275,749
Greenwich Capital Commercial Mortgage Trust 6.012%, 07/10/38 (a)	357,974	298,310
Wells Fargo Commercial Mortgage Trust 2.399%, 11/15/49	697,482	697,182

		22,850,394

Total Mortgage-Backed Securities (Cost $50,419,951)		50,243,993

Floating Rate Loans (h)—5.0%

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 3.629%, 3M LIBOR + 3.500%, 08/21/26	295,466	291,750

Aerospace/Defense—0.2%
AI Convoy (Luxembourg) S.a.r.l.
Term Loan B, 4.500%, 6M LIBOR + 3.500%, 01/18/27	296,921	297,637
AqGen Island Holdings, Inc.
Term Loan B, 4.000%, 3M LIBOR + 3.500%, 08/02/28	249,175	248,759
Cobham Ultra U.S. Co-Borrower LLC
Term Loan B, 11/16/28 (i)	66,150	66,233
Dynasty Acquisition Co., Inc.
Term Loan B1, 3.724%, 3M LIBOR + 3.500%, 04/06/26	609,481	595,006
Term Loan B2, 3.724%, 3M LIBOR + 3.500%, 04/06/26	327,678	319,895
Vertex Aerospace Services Corp. 1st Lien Term Loan, 12/06/28 (i)	113,475	113,422

		1,640,952

Airlines—0.5%
AAdvantage Loyalty, IP Ltd.
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	168,286	174,702
Air Canada
Term Loan B, 4.250%, 3M LIBOR + 3.500%, 08/11/28	2,630,233	2,632,424
Allegiant Travel Co.
Term Loan, 3.158%, 3M LIBOR + 3.000%, 02/05/24	622,468	619,978

Airlines—(Continued)
Kestrel Bidco, Inc.
Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	1,292,747	1,259,351
SkyMiles IP, Ltd.
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	157,270	166,687
United Airlines, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	377,798	379,897

		5,233,039

Apparel—0.0%
Champ Acquisition Corp.
Term Loan, 5.724%, 3M LIBOR + 5.500%, 12/19/25	285,424	287,714

Auto Manufacturers—0.0%
American Trailer World Corp.
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 03/03/28	157,409	157,065

Auto Parts & Equipment—0.1%
Adient U.S. LLC
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/08/28	537,300	538,068
Clarios Global L.P.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	220,305	219,318
DexKo Global, Inc.
Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/04/28 (j)	9,433	9,415
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 10/04/28	49,523	49,426
First Brands Group LLC
Term Loan, 6.000%, 3M LIBOR + 5.000%, 03/30/27	322,723	324,821
Truck Hero, Inc.
Term Loan B, 4.000%, 1M LIBOR + 3.250%, 01/31/28	77,930	77,784

		1,218,832

Beverages—0.0%
City Brewing Co. LLC
Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	110,833	105,361
Triton Water Holdings, Inc.
Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/31/28	211,899	209,846

		315,207

Chemicals—0.1%
CPC Acquisition Corp.
Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/29/27	102,584	101,814
Cyanco Intermediate Corp.
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 03/16/25	552,470	547,636
Illuminate Buyer LLC
Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/27	227,098	226,010
INEOS Styrolution U.S. Holding LLC
USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 01/29/26	123,626	123,549
LSF11 A5 Holdco LLC
Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/15/28	26,703	26,714
SCIH Salt Holdings, Inc.
Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 03/16/27	245,323	243,237
Sparta U.S. HoldCo LLC
Term Loan, 4.250%, 3M LIBOR + 3.500%, 08/02/28	128,976	129,191

		1,398,151

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.3%
Allied Universal Holdco LLC
USD Incremental Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/12/28	199,500	$198,960
Amentum Government Services Holdings LLC
Term Loan B, 5.500%, 3M LIBOR + 4.750%, 01/29/27	99,250	99,405
APX Group, Inc.
Term Loan B, 5.750%, 1M LIBOR + 3.500%, 07/10/28	82,624	82,589
Avis Budget Car Rental LLC
Term Loan B, 1.860%, 1M LIBOR + 1.750%, 08/06/27	752,997	744,525
CCRR Parent, Inc
Term Loan B, 03/06/28 (i)	49,164	49,395
CHG Healthcare Services, Inc.
Term Loan, 4.000%, 3M LIBOR + 3.500%, 09/29/28	57,875	57,944
KUEHG Corp.
Incremental Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/21/25	593,846	582,340
MPH Acquisition Holdings LLC
Term Loan B, 4.750%, 3M LIBOR + 4.250%, 08/17/28	172,872	169,468
PECF USS Intermediate Holding III Corp.
Term Loan B, 4.750%, 3M LIBOR + 4.250%, 12/15/28	66,121	66,270
Pre-Paid Legal Services, Inc.
Term Loan, 12/09/28 (i)	139,642	139,001
Rent-A-Center, Inc. 1st Lien Term Loan B, 3.750%, 1M LIBOR + 3.250%, 02/17/28	137,171	137,236
Revint Intermediate II, LLC
Term Loan B, 10/15/27 (i)	58,166	58,312
Verscend Holding Corp.
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	236,604	236,850

		2,622,295

Computers—0.1%
Magenta Buyer LLC 1st Lien Term Loan, 5.750%, 3M LIBOR + 5.000%, 07/27/28	460,690	460,497
Peraton Holding Corp.
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	330,304	331,041
Vision Solutions, Inc.
Incremental Term Loan, 4.750%, 3M LIBOR + 4.000%, 04/24/28	537,784	535,320

		1,326,858

Cosmetics/Personal Care—0.1%
Conair Holdings LLC
Term Loan B, 3.970%, 3M LIBOR + 3.750%, 05/17/28	45,846	45,915
Coty, Inc.
Term Loan B, 2.353%, 1M LIBOR + 2.250%, 04/07/25	603,888	596,056

		641,971

Diversified Financial Services—0.2%
Astra Acquisition Corp. 1st Lien Term Loan, 5.750%, 1M LIBOR + 5.250%, 10/25/28	217,637	214,009
Citadel Securities L.P. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 02/02/28	387,075	385,140

Diversified Financial Services—(Continued)
Edelman Financial Center LLC Term Loan B, 4.250%, 1M LIBOR + 3.500%, 04/07/28	696,500	696,838
Jane Street Group LLC Term Loan, 2.854%, 1M LIBOR + 2.750%, 01/26/28	188,175	187,078
Russell Investments Group LLC Term Loan, 4.500%, 6M LIBOR + 3.500%, 05/30/25	400,000	400,650

		1,883,715

Electric—0.0%
Astoria Energy LLC Term Loan B, 4.500%, 3M LIBOR + 3.500%, 12/10/27	23,469	23,441

Engineering & Construction—0.0%
USIC Holdings, Inc. Term Loan, 4.250%, 1M LIBOR + 3.500%, 05/12/28	175,542	175,542

Entertainment—0.2%
Great Canadian Gaming Corp. Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/01/26	42,034	42,113
Motion Finco Sarl Delayed Draw Term Loan B2, 3.474%, 3M LIBOR + 3.250%, 11/12/26	124,151	121,668
Term Loan B1, 3.474%, 3M LIBOR + 3.250%, 11/12/26	870,855	853,438
NASCAR Holdings, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 10/19/26	1	1
Twin River Worldwide Holdings, Inc. Term Loan B, 3.750%, 6M LIBOR + 3.250%, 10/02/28	288,181	288,595
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 2.860%, 1M LIBOR + 2.750%, 05/18/25	376,739	369,597

		1,675,412

Environmental Control—0.0%
Madison IAQ LLC Term Loan, 3.750%, 6M LIBOR + 3.250%, 06/21/28	120,306	120,368

Food—0.0%
Primary Products Finance LLC Term Loan, 10/25/28 (i)	84,566	84,830

Hand/Machine Tools—0.0%
Madison Safety & Flow LLC First Lien Term Loan, 12/14/28 (i)	68,712	68,797

Healthcare-Products—0.0%
Medline Borrower L.P. Term Loan, 3.750%, 1M LIBOR + 3.250%, 10/23/28	130,033	130,073

Healthcare-Services—0.3%
ADMI Corp. Incremental Term Loan B3, 4.000%, 1M LIBOR + 3.500%, 12/23/27	105,314	105,284
Term Loan B2, 3.875%, 1M LIBOR + 3.375%, 12/23/27	81,303	80,897
Aveanna Healthcare LLC Delayed Draw Term Loan, 07/17/28 (i)	31,416	31,318
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 07/17/28	134,750	134,329

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
eResearchTechnology, Inc. 1st Lien Term Loan, 5.500%, 1M LIBOR + 4.500%, 02/04/27	275,319	$276,902
Global Medical Response, Inc. Term Loan B2, 5.250%, 6M LIBOR + 4.250%, 03/14/25	103,314	103,034
Heartland Dental LLC Incremental Term Loan, 4.104%, 1M LIBOR + 4.000%, 04/30/25	76,789	76,701
Icon Luxembourg Sarl Term Loan, 2.750%, 3M LIBOR + 2.500%, 07/03/28	124,856	125,039
MedAssets Software Intermediate Holdings, Inc. Term Loan, 11/17/28 (i)	110,969	111,038
Parexel International Corp. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.500%, 11/15/28	63,742	63,824
Phoenix Guarantor, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 03/05/26	347,435	345,821
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 03/05/26	198,004	197,084
Pluto Acquisition I, Inc. 1st Lien Term Loan, 4.175%, 3M LIBOR + 4.000%, 06/22/26	121,864	121,610
Radiology Partners, Inc. 1st Lien Term Loan B, 4.360%, 1M LIBOR + 4.250%, 07/09/25	139,115	137,398
U.S. Anesthesia Partners, Inc. Term Loan, 4.750%, 6M LIBOR + 4.250%, 10/01/28	100,726	100,600
U.S. Radiology Specialists, Inc. Term Loan, 12/10/27 (i)	134,974	135,030
U.S. Renal Care, Inc. Term Loan B, 5.104%, 1M LIBOR + 5.000%, 06/26/26	295,731	288,379

		2,434,288

Home Builders—0.2%
Thor Industries, Inc. USD Term Loan, 3.125%, 1M LIBOR + 3.000%, 02/01/26	1,680,323	1,685,154

Home Furnishings—0.0%
AI Aqua Merger Sub, Inc. 1st Lien Delayed Draw Term Loan, 07/31/28 (i)	20,832	20,884
1st Lien Term Loan B, 4.500%, 1M LIBOR + 4.000%, 07/31/28	213,526	214,060

		234,944

Household Products/Wares—0.0%
Illuminate Merger Sub Corp. Term Loan, 4.000%, 3M LIBOR + 3.500%, 07/21/28	54,606	54,248

Housewares—0.0%
Petmate
Incremental Term Loan B, 6.250%, 3M LIBOR + 5.500%, 09/15/28	124,054	123,486

Insurance—0.3%
Acrisure LLC 1st Lien Term Loan B, 4.750%, 3M LIBOR + 4.250%, 02/15/27	93,006	93,122
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 02/15/27	162,636	162,687
Alliant Holdings Intermediate LLC Term Loan B, 3.354%, 1M LIBOR + 3.250%, 05/09/25	481,332	477,240
Term Loan B4, 4.000%, 1M LIBOR + 3.500%, 11/06/27	50,485	50,485

Insurance—(Continued)
AssuredPartners, Inc.
Term Loan B, 3.600%, 1M LIBOR + 3.500%, 02/12/27	697,332	692,973
Term Loan B, 4.000%, 1M LIBOR + 3.500%, 02/12/27	129,368	129,421
Asurion LLC 2nd Lien Term Loan B3, 5.354%, 1M LIBOR + 5.250%, 01/31/28	9,569	9,571
Second Lien Term Loan B4, 5.354%, 1M LIBOR + 5.250%, 01/20/29	164,707	164,296
Term Loan B6, 3.229%, 1M LIBOR + 3.125%, 11/03/23	223,810	223,510
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	163,423	162,486
Term Loan B9, 3.354%, 1M LIBOR + 3.250%, 07/31/27	209,995	208,880
Sedgwick Claims Management Services, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	227,653	226,202

		2,600,873

Internet—0.1%
Arches Buyer, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 12/06/27	102,747	102,209
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	102,933	103,431
CNT Holdings I Corp. Term Loan, 4.250%, 3M LIBOR + 3.750%, 11/08/27	32,110	32,142
Hunter Holdco 3 Ltd. Term Loan B, 4.750%, 3M LIBOR + 4.250%, 08/19/28	101,511	101,765
MH Sub I LLC Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 09/13/24	196,671	197,347

		536,894

Leisure Time—0.1%
Varsity Brands, Inc. Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/15/24	875,133	859,818

Lodging—0.2%
Caesars Resort Collection LLC 1st Lien Term Loan B, 2.851%, 1M LIBOR + 2.750%, 12/23/24	470,104	468,282
Term Loan B1, 3.604%, 1M LIBOR + 3.500%, 07/21/25	578,541	579,490
Golden Nugget, Inc. Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	79,035	78,658
Hilton Grand Vacations Borrower LLC Term Loan, 3.500%, 1M LIBOR + 3.000%, 08/02/28	492,765	494,151

		1,620,581

Machinery-Diversified—0.0%
ASP Blade Holdings, Inc. Initial Term Loan, 4.500%, 1M LIBOR + 4.000%, 10/13/28	58,778	58,860
Vertical U.S. Newco, Inc.
Term Loan B, 4.000%, 6M LIBOR + 3.500%, 07/30/27	381,985	382,701

		441,561

Media—0.4%
Banijay Entertainment S.A.S USD Term Loan, 3.844%, 1M LIBOR + 3.750%, 03/01/25	538,703	537,087

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Cengage Learning, Inc.
Term Loan B, 5.750%, 3M LIBOR + 4.750%, 07/14/26	897,276	$900,793
CSC Holdings LLC
Term Loan B1, 2.360%, 1M LIBOR + 2.250%, 07/17/25	1,200,000	1,183,200
Diamond Sports Group LLC
Term Loan, 3.353%, 1M LIBOR + 3.250%, 08/24/26	704,442	331,088
McGraw-Hill Global Education Holdings LLC
Term Loan, 5.250%, 1M LIBOR + 4.750%, 07/28/28	386,924	385,796
Radiate Holdco, LLC
Term Loan B, 4.000%, 1M LIBOR + 3.250%, 09/25/26	298,496	297,895
Univision Communications, Inc.
Term Loan B, 4.000%, 1M LIBOR + 3.250%, 03/15/26	423,875	425,199

		4,061,058

Metal Fabricate/Hardware—0.1%
Tiger Acquisition LLC
Term Loan, 3.750%, 3M LIBOR + 3.250%, 06/01/28	615,956	613,096

Mining—0.0%
U.S. Silica Co.
Term Loan B, 5.000%, 1M LIBOR + 4.000%, 05/01/25	247,408	242,422

Office/Business Equipment—0.0%
Pitney Bowes Inc.
Term Loan B, 4.110%, 1M LIBOR + 4.000%, 03/17/28	447,550	444,939

Oil & Gas—0.0%
QuarterNorth Energy Holding, Inc. 2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.000%, 08/27/26	360,484	361,836

Oil & Gas Services—0.1%
Onsite Rental Group Pty, Ltd.
Term Loan, 6.100%, 10/26/23 (e) (f) (g)	882,507	694,533

Packaging & Containers—0.0%
Charter NEX U.S., Inc.
Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/01/27	47,970	48,150
Klockner-Pentaplast of America, Inc.
Term Loan B, 5.250%, 6M LIBOR + 4.750%, 02/12/26	184,914	180,869
Reynolds Group Holdings, Inc.
Term Loan B, 4.000%, 1M LIBOR + 3.500%, 09/20/28	100,845	100,757

		329,776

Pharmaceuticals—0.2%
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	133,596	133,170
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	249,116	250,127
Jazz Financing Lux S.a.r.l. Term Loan, 4.000%, 1M LIBOR + 3.500%, 05/05/28	104,492	105,042
Organon & Co. USD Term Loan, 3.500%, 3M LIBOR + 3.000%, 06/02/28	221,758	222,336
Pathway Vet Alliance LLC Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/31/27	775,635	774,100

Pharmaceuticals—(Continued)
PetVet Care Centers LLC Term Loan B3, 4.250%, 1M LIBOR + 3.500%, 02/14/25	55,210	55,279

		1,540,054

Pipelines—0.0%
Lucid Energy Group II Borrower LLC Term Loan, 5.000%, 3M LIBOR + 4.250%, 11/24/28	124,392	122,992

Real Estate—0.0%
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 2.852%, 1M LIBOR + 2.750%, 08/21/25	305,392	303,865

Retail—0.3%
Evergreen Acqco 1 L.P. USD Term Loan, 6.250%, 3M LIBOR + 5.500%, 04/26/28	247,425	247,013
Flynn Restaurant Group L.P. Term Loan B, 12/01/28 (i)	124,997	123,575
General Nutrition Centers, Inc. 2nd Lien Term Loan, 6.234%, 1M LIBOR + 6.000%, 10/07/26 (e)	211,196	196,412
Great Outdoors Group LLC Term Loan B1, 5.000%, 3M LIBOR + 3.750%, 03/06/28	419,172	419,172
Highline Aftermarket Acquisition LLC Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/09/27	61,832	61,369
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	59,001	59,075
Medical Solutions LLC Delayed Draw Term Loan, 11/01/28 (j)	15,243	15,239
First Lien Term Loan, 4.000%, 3M LIBOR + 3.500%, 11/01/28	80,025	80,005
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	228,850	227,019
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/11/28	95,452	95,770
Restoration Hardware, Inc. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 10/20/28	182,944	182,372
Staples, Inc. Term Loan, 5.132%, 3M LIBOR + 5.000%, 04/16/26	562,682	544,897
Tory Burch LLC Term Loan B, 3.500%, 1M LIBOR + 3.000%, 04/16/28	125,684	125,580
Whatabrands LLC Term Loan B, 3.750%, 1M LIBOR + 3.250%, 08/03/28	107,990	107,765
WOOF Holdings, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/21/27	54,044	54,162

		2,539,425

Software—0.6%
Alloy Finco, Ltd. Holdco PIK Term Loan, 13.500%, 03/06/25 (e)	337,891	341,439
Aptean, Inc. Term Loan, 4.354%, 1M LIBOR + 4.250%, 04/23/26	328,033	327,315
Aspect Software, Inc. Term Loan, 6.000%, 3M LIBOR + 5.250%, 05/08/28	240,166	237,364
Athenahealth, Inc. Term Loan B1, 4.400%, 3M LIBOR + 4.250%, 02/11/26	542,199	542,538

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Cloudera, Inc.
Second Lien Term Loan, 6.500%, 1M LIBOR + 6.000%, 10/08/29	51,033	$51,161
Term Loan, 4.250%, 1M LIBOR + 3.750%, 10/08/28	119,758	119,483
Cornerstone OnDemand, Inc.
Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/16/28	221,502	221,308
DCert Buyer, Inc.
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	423,117	423,268
ECI Macola Max Holdings LLC
Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/09/27	193,531	193,652
Greeneden U.S., Holdings II LLC
Term Loan B4, 4.750%, 1M LIBOR + 4.000%, 12/01/27	115,267	115,819
Hyland Software, Inc.
Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	95,768	96,027
Idera, Inc.
Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/02/28	350,183	350,913
IGT Holding IV AB
USD Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/31/28	190,865	190,627
Ivanti Software, Inc.
Term Loan B, 5.750%, 3M LIBOR + 4.750%, 12/01/27	159,200	159,647
Mitchell International, Inc. 2021 Term Loan B, 4.250%, 3M LIBOR + 3.750%, 10/15/28	258,278	257,209
Navicure, Inc.
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/22/26	255,450	255,650
Playtika Holding Corp.
Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	55,078	54,934
Polaris Newco LLC
Term Loan B, 4.500%, 3M LIBOR + 4.000%, 06/02/28	364,383	364,770
Quest Software U.S. Holdings, Inc. 1st Lien Term Loan, 4.379%, 3M LIBOR + 4.250%, 05/16/25	572,621	572,825
Red Planet Borrower, LLC
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 10/02/28	122,060	121,678
Rocket Software, Inc.
Term Loan, 4.354%, 1M LIBOR + 4.250%, 11/28/25	270,811	270,033
Sovos Compliance LLC
Delayed Draw Term Loan, 08/11/28 (j)	9,131	9,171
Term Loan, 5.000%, 1M LIBOR + 4.500%, 08/11/28	52,877	53,108
Tibco Software Inc.
Term Loan, 06/30/26 (i)	167,686	166,297
Ultimate Software Group, Inc.
Term Loan, 3.750%, 3M LIBOR + 3.250%, 05/04/26	138,694	138,174
Veritas U.S., Inc.
Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	320,795	321,146

		5,955,556

Telecommunications—0.2%
Altice France S.A.
Term Loan B13, 4.118%, 2M LIBOR + 4.000%, 08/14/26	78,342	78,081
CCI Buyer, Inc.
Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/17/27	34,976	35,049
CommScope, Inc.
Term Loan B, 3.352%, 1M LIBOR + 3.250%, 04/06/26	538,972	533,077
Global Tel*Link Corp. 1st Lien Term Loan, 4.354%, 1M LIBOR + 4.250%, 11/29/25	836,649	815,036

Telecommunications—(Continued)
LogMeIn, Inc.
Term Loan B, 4.839%, 1M LIBOR + 4.750%, 08/31/27	301,918	300,573
Zayo Group Holdings, Inc.
Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	630,101	622,355

		2,384,171

Transportation—0.1%
First Student Bidco, Inc.
Term Loan B, 3.500%, 3M LIBOR + 3.000%, 07/21/28	67,969	67,657
Term Loan C, 4.000%, 3M LIBOR + 3.000%, 07/21/28	25,089	24,974
Kenan Advantage Group, Inc.
Term Loan B1, 4.500%, 1M LIBOR + 3.750%, 03/24/26	266,697	266,531
LaserShip, Inc.
Term Loan, 5.250%, 3M LIBOR + 4.500%, 05/07/28	114,765	115,034

		474,196

Total Floating Rate Loans (Cost $50,138,914)		49,955,778

Foreign Government—3.6%

Banks—0.4%
Banque Centrale de Tunisie International Bond 5.750%, 01/30/25 (144A)	1,800,000	1,365,570
Korea Development Bank (The) 3.375%, 03/12/23 (c)	2,700,000	2,770,645

		4,136,215

Sovereign—3.2%
Brazilian Government International Bond 8.750%, 02/04/25	980,000	1,185,810
Colombia Government International Bond 8.125%, 05/21/24	1,910,000	2,163,094
Dominican Republic International Bond 8.900%, 02/15/23 (144A) (DOP)	82,600,000	1,487,156
Egypt Government International Bond 5.750%, 05/29/24 (144A)	1,900,000	1,974,100
Gabon Government International Bond 6.950%, 06/16/25 (144A)	450,000	466,839
Hungary Government International Bond 5.375%, 02/21/23	1,220,000	1,280,078
Indonesia Government International Bond 3.700%, 01/08/22 (144A)	2,280,000	2,280,000
Iraq International Bond 5.800%, 01/15/28 (144A)	1,828,125	1,746,225
Kazakhstan Government International Bond 3.875%, 10/14/24 (144A)	2,100,000	2,250,301
Mongolia Government International Bond 8.750%, 03/09/24 (144A)	490,000	540,249
Pakistan Government International Bond 8.250%, 09/30/25 (144A)	520,000	561,600
Peruvian Government International Bonds 2.783%, 01/23/31	600,000	597,006
7.350%, 07/21/25	900,000	1,072,134
Philippine Government International Bond 4.200%, 01/21/24 (c)	600,000	638,633

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Republic of Belarus International Bond 7.625%, 06/29/27 (144A)	1,400,000	$1,280,580
Republic of Poland Government International Bond 5.000%, 03/23/22	1,550,000	1,565,305
Republic of South Africa Government International Bond 5.875%, 09/16/25	2,030,000	2,243,069
Romanian Government International Bond 4.875%, 01/22/24 (144A)	2,300,000	2,449,233
Russian Foreign Bond - Eurobond 4.875%, 09/16/23 (144A)	1,500,000	1,579,200
Turkey Government International Bond 6.375%, 10/14/25	2,850,000	2,777,405
Ukraine Government International Bond 7.375%, 09/25/32 (144A)	1,700,000	1,513,442

		31,651,459

Total Foreign Government (Cost $37,897,874)		35,787,674

Investment Company Security—2.8%
SPDR Blackstone Senior Loan ETF (c) (Cost $28,298,762)	620,000	28,290,600

Municipals—2.6%
City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	730,372
Colorado Bridge Enterprise 0.923%, 12/31/23	5,000,000	4,983,574
Curators of the University of Missouri (The) 2.012%, 11/01/27	2,000,000	2,029,558
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	785,400
Metropolitan Transportation Authority 0.777%, 11/15/22	6,000,000	6,005,071
4.000%, 11/15/45	680,000	776,364
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	6,138,510
San Jose Redevelopment Agency Successor Agency 2.630%, 08/01/22	2,165,000	2,191,576
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	865,000	999,840
Texas State University System 2.351%, 03/15/26	1,385,000	1,437,998

Total Municipals (Cost $25,638,679)		26,078,263

Common Stocks—0.1%

Energy Equipment & Services—0.0%
Weatherford International plc (c) (k)	6,622	183,562

Oil, Gas & Consumable Fuels—0.1%
QuarterNorth Energy, Inc. (k)	8,038	$743,515
Riviera Resources, Inc. (f) (g) (k)	2,835	0

		743,515

Retail—0.0%
KSouth Africa, Ltd./EdCon (f) (g) (k)	8,217,950	0
KSouth Africa, Ltd./EdCon (f) (g) (k)	817,800	0
KSouth Africa, Ltd./EdCon - Escrow Shares	40,457	0

		0

Total Common Stocks (Cost $1,890,150)		927,077

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Battalion Oil Corp., Series A, Expires 10/08/22 (f) (g) (k)	728	2
Battalion Oil Corp., Series B, Expires 10/08/22 (f) (g) (k)	911	1
Battalion Oil Corp., Series C, Expires 10/08/22 (f) (g) (k)	1,171	0
QuarterNorth Energy, Inc. Expires 08/05/49 (k)	3,822	371,689

		371,692

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (k)	175	1,977

Total Warrants (Cost $0)		373,669

Short-Term Investments—2.7%

Discount Note—1.3%
Federal Home Loan Bank
Zero Coupon, 01/03/22	12,650,000	12,650,000

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $14,054,052; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $14,335,133.	14,054,052	14,054,052

Total Short-Term Investments (Cost $26,704,052)		26,704,052

Securities Lending Reinvestments (l)—5.2%

Certificates of Deposit—0.9%
Bank of Nova Scotia 0.320%, 06/07/22	2,000,000	2,000,244
Credit Suisse (NY) 0.270%, 03/18/22	2,000,000	2,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	2,000,000	2,000,070

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	500,000	$499,660
0.240%, 3M LIBOR + 0.020%, 03/25/22 (a)	1,000,000	1,000,001
Standard Chartered Bank (NY) 0.170%, 03/28/22	1,000,000	999,906

		8,499,881

Commercial Paper—0.2%
UBS AG 0.240%, 03/30/22	2,000,000	1,998,070

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $4,592,095; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $4,683,933.	4,592,092	4,592,092
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $600,008; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $612,010.	600,000	600,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $3,000,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $3,061,299.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $4,000,156; collateralized by various Common Stock with an aggregate market value of $4,445,286.	4,000,000	4,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $4,443,506.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $700,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,614.	700,000	700,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $500,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $555,605.	500,000	500,000

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $4,000,057; collateralized by various Common Stock with an aggregate market value of $4,444,556.	4,000,000	$4,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,113,903; collateralized by various Common Stock with an aggregate market value of $2,348,749.	2,113,821	2,113,821
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $2,000,023; collateralized by various Common Stock with an aggregate market value of $2,210,729.	2,000,000	2,000,000

		25,505,913

Mutual Funds—1.5%
Fidelity Government Portfolio, Institutional Class 0.010% (m)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (m)	1,300,000	1,300,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (m)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (m)	2,000,000	2,000,000

		15,300,000

Total Securities Lending Reinvestments (Cost $51,304,549)		51,303,864

Total Purchased Options—0.0% (n) (Cost $58,557)		38,493
Total Investments—107.0% (Cost $1,072,771,947)		1,064,310,854
Unfunded Loan Commitments—(0.0)% (Cost $(27,689))		(27,689)
Net Investments—107.0% (Cost $1,072,744,258)		1,064,283,165
Other assets and liabilities (net)—(7.0)%		(69,409,728)

Net Assets—100.0%		$994,873,437

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $65,451,822 and the collateral received consisted of cash in the amount of $51,301,895 and non-cash collateral with a value of $16,073,424. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $1,810,547.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.1% of net assets.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(m)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $283,822,622, which is 28.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	247,878	$247,878	0
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13-12/31/18	691,292	1,351,354	0

				$0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,260,000	JPMC	01/19/22	USD	930,026	$(13,276)
AUD	1,530,000	JPMC	03/01/22	USD	1,129,734	(16,439)
JPY	80,500,000	JPMC	06/22/22	USD	711,420	(10,122)
KRW	1,080,000,000	JPMC	01/19/22	USD	934,288	(26,089)
SGD	1,300,000	JPMC	01/19/22	USD	956,002	8,586
TRY	5,145,000	JPMC	03/22/22	USD	530,905	(167,284)

Contracts to Deliver
EUR	8,000,000	JPMC	03/18/22	USD	9,078,080	(43,730)
EUR	1,870,000	JPMC	03/18/22	USD	2,147,071	14,848
EUR	14,190,000	JPMC	06/07/22	USD	16,114,500	(100,452)
EUR	7,049,114	JPMC	06/07/22	USD	8,006,959	(48,083)
NZD	1,450,000	JPMC	03/01/22	USD	1,022,905	30,579
SGD	1,300,000	JPMC	01/19/22	USD	960,970	(3,619)
TRY	5,145,000	JPMC	03/22/22	USD	437,854	74,233

Net Unrealized Depreciation						$(300,848)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/22	1,093	USD	238,461,860	$(228,084)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/22/22	(398)	USD	(51,926,563)	(612,445)
U.S. Treasury Note 5 Year Futures	03/31/22	(171)	USD	(20,686,992)	(115,108)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(25)	USD	(3,660,938)	(11,496)

Net Unrealized Depreciation					$(967,133)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Put/NOK Call	NOK	9.368	CBNA	10/20/22	1,388,000	EUR	1,388,000	$20,266	$8,072	$(12,194)
EUR Put/RUB Call	RUB	83.320	DBAG	10/20/22	2,081,000	EUR	2,081,000	38,291	30,421	(7,870)

Totals								$58,557	$38,493	$(20,064)

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3M-LIBOR plus 0.938% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 0.880% based on the notional amount of currency delivered	06/29/22	CBNA	USD	8,527,540	EUR	7,166,000	$370,065	$(9,673)	$379,738

(a)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.37.V1	(5.000%)	Quarterly	12/20/26	2.930%	USD	750,000	$(68,974)	$(68,542)	$(432)
CDX.NA.HY.37.V1	(5.000%)	Quarterly	12/29/26	2.930%	USD	750,000	(68,974)	(68,137)	(837)

Totals							$(137,948)	$(136,679)	$(1,269)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	1.206%	USD	950,000	$(43,928)	$(33,641)	$(10,287)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	1.206%	USD	950,000	(43,928)	(33,603)	(10,325)

Totals								$(87,856)	$(67,244)	$(20,612)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Air-France KLM S.A. 3.875%, due 06/18/21	5.000%	Quarterly	12/20/25	JPMC	4.381%	EUR	480,000	$12,020	$(2,538)	$14,558
Air-France KLM S.A. 1.875% due 01/16/25	5.000%	Quarterly	06/20/26	JPMC	4.498%	EUR	760,000	17,044	11,974	5,070
Air-France KLM S.A. 1.875%, due 01/16/25	5.000%	Quarterly	12/20/26	JPMC	4.591%	EUR	525,000	10,458	9,591	867
American Airlines Group, Inc. 5.000%, due 06/01/22	5.000%	Quarterly	06/20/22	JPMC	4.840%	USD	400,000	298	(1,767)	2,065
American Airlines Group, Inc. 5.000%, due 06/01/22	5.000%	Quarterly	12/20/22	JPMC	5.195%	USD	1,585,000	(2,906)	(14,940)	12,034
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	12/20/26	CBNA	4.244%	USD	112,000	(15,297)	(18,031)	2,734
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	12/20/26	CBNA	4.244%	USD	280,000	(38,242)	(36,251)	(1,991)
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	12/20/26	CBNA	4.244%	USD	585,000	(79,899)	(70,597)	(9,302)
Mexico Government International Bond 4.150%, due 03/28/27	1.000%	Quarterly	06/20/26	CBNA	0.812%	USD	2,500,000	20,506	6,506	14,000
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	6.515%	USD	425,000	(42,910)	(23,110)	(19,800)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	6.515%	USD	575,000	(58,054)	(38,838)	(19,216)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	6.515%	USD	875,000	(88,343)	(48,658)	(39,685)
Nordstrom, Inc. 6.950%, due 03/15/28	1.000%	Quarterly	12/20/26	JPMC	3.397%	USD	2,400,000	(257,525)	(203,812)	(53,713)
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/26	JPMC	4.180%	USD	1,220,000	43,376	37,670	5,706
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/26	JPMC	4.180%	USD	200,000	7,111	6,304	807

Totals								$(472,363)	$(386,497)	$(85,866)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation(e)	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bespoke Kenai 0-5% CDX Tranche	0.000%	Quarterly	12/20/23	CBNA	24.473%	USD	2,100,000	$(821,937)	$(632,095)	$(189,842)
Bespoke Kona 0-5% CDX Tranche	1.000%	Quarterly	12/20/22	CBNA	19.661%	USD	1,000,000	(176,409)	(134,338)	(42,071)
Bespoke Kona 5-10% CDX Tranche	0.000%	Quarterly	12/20/22	CBNA	1.714%	USD	2,500,000	17,239	—	17,239
Bespoke Palm Beach 5-10% CDX Tranche	0.000%	Quarterly	12/20/22	CBNA	1.077%	USD	3,300,000	28,842	—	28,842

Totals								$(952,265)	$(766,433)	$(185,832)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(e)	Represents a custom index comprised of a basket of underlying issues.

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(DOP)—	Dominican Peso
(EUR)—	Euro
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$400,781,346	$—	$400,781,346
Corporate Bonds & Notes
Aerospace/Defense	—	7,022,855	—	7,022,855
Agriculture	—	2,561,633	—	2,561,633
Airlines	—	9,649,005	—	9,649,005
Banks	—	55,595,503	—	55,595,503
Beverages	—	5,043,522	—	5,043,522
Biotechnology	—	687,733	—	687,733
Chemicals	—	5,879,905	—	5,879,905
Commercial Services	—	1,064,618	—	1,064,618
Cosmetics/Personal Care	—	2,637,325	—	2,637,325
Diversified Financial Services	—	6,428,276	—	6,428,276
Electric	—	21,928,081	—	21,928,081
Electrical Components & Equipment	—	636,000	—	636,000
Electronics	—	1,495,212	—	1,495,212
Entertainment	—	2,151,063	—	2,151,063
Food	—	2,455,284	—	2,455,284
Healthcare-Services	—	6,254,721	—	6,254,721
Insurance	—	961,977	—	961,977
Internet	—	15,561,330	—	15,561,330
Leisure Time	—	5,119,168	—	5,119,168
Lodging	—	6,062,015	—	6,062,015
Machinery-Construction & Mining	—	736,750	—	736,750
Media	—	15,829,957	—	15,829,957
Mining	—	302,625	—	302,625
Miscellaneous Manufacturing	—	115,929	—	115,929
Multi-National	—	1,432,834	—	1,432,834
Oil & Gas	—	22,749,536	—	22,749,536
Oil & Gas Services	—	27,810	—	27,810
Packaging & Containers	—	3,599,464	—	3,599,464
Pharmaceuticals	—	14,501,961	—	14,501,961
Pipelines	—	14,476,713	—	14,476,713
Real Estate	—	1,700,857	—	1,700,857
Real Estate Investment Trusts	—	4,848,625	—	4,848,625
Retail	—	184,622	0	184,622
Semiconductors	—	3,325,512	—	3,325,512
Software	—	1,017,393	—	1,017,393
Telecommunications	—	10,850,400	—	10,850,400
Trucking & Leasing	—	595,500	—	595,500
Total Corporate Bonds & Notes	—	255,491,714	0	255,491,714
Total Asset-Backed Securities*	—	138,334,331	—	138,334,331
Total Mortgage-Backed Securities*	—	50,243,993	—	50,243,993
Floating Rate Loans
Advertising	—	291,750	—	291,750

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Aerospace/Defense	$—	$1,640,952	$—	$1,640,952
Airlines	—	5,233,039	—	5,233,039
Apparel	—	287,714	—	287,714
Auto Manufacturers	—	157,065	—	157,065
Auto Parts & Equipment (Less Unfunded Loan Commitments of $3,315)	—	1,215,517	—	1,215,517
Beverages	—	315,207	—	315,207
Chemicals	—	1,398,151	—	1,398,151
Commercial Services	—	2,622,295	—	2,622,295
Computers	—	1,326,858	—	1,326,858
Cosmetics/Personal Care	—	641,971	—	641,971
Diversified Financial Services	—	1,883,715	—	1,883,715
Electric	—	23,441	—	23,441
Engineering & Construction	—	175,542	—	175,542
Entertainment	—	1,675,412	—	1,675,412
Environmental Control	—	120,368	—	120,368
Food	—	84,830	—	84,830
Hand/Machine Tools	—	68,797	—	68,797
Healthcare-Products	—	130,073	—	130,073
Healthcare-Services	—	2,434,288	—	2,434,288
Home Builders	—	1,685,154	—	1,685,154
Home Furnishings	—	234,944	—	234,944
Household Products/Wares	—	54,248	—	54,248
Housewares	—	123,486	—	123,486
Insurance	—	2,600,873	—	2,600,873
Internet	—	536,894	—	536,894
Leisure Time	—	859,818	—	859,818
Lodging	—	1,620,581	—	1,620,581
Machinery-Diversified	—	441,561	—	441,561
Media	—	4,061,058	—	4,061,058
Metal Fabricate/Hardware	—	613,096	—	613,096
Mining	—	242,422	—	242,422
Office/Business Equipment	—	444,939	—	444,939
Oil & Gas	—	361,836	—	361,836
Oil & Gas Services	—	—	694,533	694,533
Packaging & Containers	—	329,776	—	329,776
Pharmaceuticals	—	1,540,054	—	1,540,054
Pipelines	—	122,992	—	122,992
Real Estate	—	303,865	—	303,865
Retail (Less Unfunded Loan Commitments of $15,243)	—	2,524,182	—	2,524,182
Software (Less Unfunded Loan Commitments of $9,131)	—	5,946,425	—	5,946,425
Telecommunications	—	2,384,171	—	2,384,171
Transportation	—	474,196	—	474,196
Total Floating Rate Loans (Less Unfunded Loan Commitments of $27,689)	—	49,233,556	694,533	49,928,089
Total Foreign Government*	—	35,787,674	—	35,787,674
Investment Company Security	28,290,600	—	—	28,290,600
Total Municipals*	—	26,078,263	—	26,078,263
Common Stocks
Energy Equipment & Services	183,562	—	—	183,562
Oil, Gas & Consumable Fuels	—	743,515	0	743,515
Retail	—	0	0	0
Total Common Stocks	183,562	743,515	0	927,077
Warrants
Oil, Gas & Consumable Fuels	—	371,689	3	371,692
Paper & Forest Products	1,977	—	—	1,977
Total Warrants	1,977	371,689	3	373,669
Total Short-Term Investments*	—	26,704,052	—	26,704,052

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$8,499,881	$—	$8,499,881
Commercial Paper	—	1,998,070	—	1,998,070
Repurchase Agreements	—	25,505,913	—	25,505,913
Mutual Funds	15,300,000	—	—	15,300,000
Total Securities Lending Reinvestments	15,300,000	36,003,864	—	51,303,864
Total Purchased Options at Value	—	38,493	—	38,493
Total Net Investments	$43,776,139	$1,019,812,490	$694,536	$1,064,283,165

Collateral for Securities Loaned (Liability)	$—	$(51,301,895)	$—	$(51,301,895)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$128,246	$—	$128,246
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(429,094)	—	(429,094)
Total Forward Contracts	$—	$(300,848)	$—	$(300,848)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(967,133)	$—	$—	$(967,133)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(1,269)	$—	$(1,269)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$526,959	$—	$526,959
OTC Swap Contracts at Value (Liabilities)	—	(1,669,378)	—	(1,669,378)
Total OTC Swap Contracts	$—	$(1,142,419)	$—	$(1,142,419)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 2 to Level 3 in the amount of $979 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b) (c)	$1,064,283,165
Cash denominated in foreign currencies (d)	631,662
Cash collateral (e)	1,873,691
OTC swap contracts at market value (f)	526,959
Unrealized appreciation on forward foreign currency exchange contracts	128,246
Receivable for:
Investments sold	125,879
Fund shares sold	56,213
Interest	5,619,761
Variation margin on futures contracts	89,629
Interest on OTC swap contracts	12,142
Prepaid expenses	2,890

Total Assets	1,073,350,237

Liabilities
Due to custodian	521,082
OTC swap contracts at market value (g)	1,669,378
Unrealized depreciation on forward foreign currency exchange contracts	429,094
Collateral for securities loaned	51,301,895
Payables for:
Investments purchased	1,388,077
TBA securities purchased	22,146,576
Fund shares redeemed	146,261
Variation margin on centrally cleared swap contracts	5,061
Interest on OTC swap contracts	353
Accrued Expenses:
Management fees	343,469
Distribution and service fees	58,969
Deferred trustees’ fees	175,638
Other expenses	290,947

Total Liabilities	78,476,800

Net Assets	$994,873,437

Net Assets Consist of:
Paid in surplus	$1,084,237,103
Distributable earnings (Accumulated losses)	(89,363,666)

Net Assets	$994,873,437

Net Assets
Class A	$716,922,261
Class B	277,951,176
Capital Shares Outstanding*
Class A	77,027,305
Class B	30,039,334
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.31
Class B	9.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,072,744,258.
(b)	Includes securities loaned at value of $65,451,822.
(c)	Investments at value is net of unfunded loan commitments of $27,689.
(d)	Identified cost of cash denominated in foreign currencies was $666,544.
(e)	Includes collateral of $683,691 for futures contracts and $1,190,000 for OTC swap contracts and forward foreign currency exchange contracts.
(f)	Net premium paid on OTC swap contracts was $58,067.
(g)	Net premium received on OTC swap contracts was $1,287,914.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$666,661
Interest (a)	14,061,935
Securities lending income	85,276

Total investment income	14,813,872
Expenses
Management fees	5,012,613
Administration fees	54,324
Custodian and accounting fees	253,360
Distribution and service fees—Class B	694,553
Audit and tax services	97,452
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	24,469
Insurance	7,134
Miscellaneous	14,933

Total expenses	6,249,847
Less management fee waiver	(938,295)

Net expenses	5,311,552

Net Investment Income	9,502,320

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	2,411,621
Futures contracts	2,410,631
Swap contracts	4,127,819
Foreign currency transactions	(245,985)
Forward foreign currency transactions	(123,526)

Net realized gain (loss)	8,580,560

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(13,357,373)
Purchased options	(20,064)
Futures contracts	(1,143,854)
Swap contracts	2,134,396
Foreign currency transactions	(36,346)
Forward foreign currency transactions	(442,051)

Net change in unrealized appreciation (depreciation)	(12,865,292)

Net realized and unrealized gain (loss)	(4,284,732)

Net Increase (Decrease) in Net Assets From Operations	$5,217,588

(a)	Net of foreign withholding taxes of $9,683.
(b)	Net of foreign capital gains tax of $3,836.
(c)	Includes change in foreign capital gains tax of $4,487.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,502,320	$17,248,608
Net realized gain (loss)	8,580,560	(9,744,863)
Net change in unrealized appreciation (depreciation)	(12,865,292)	12,201,341

Increase (decrease) in net assets from operations	5,217,588	19,705,086

From Distributions to Shareholders
Class A	(15,360,392)	(26,201,223)
Class B	(5,169,146)	(8,619,581)

Total distributions	(20,529,538)	(34,820,804)

Increase (decrease) in net assets from capital share transactions	40,339,249	(15,728,599)

Total increase (decrease) in net assets	25,027,299	(30,844,317)

Net Assets
Beginning of period	969,846,138	1,000,690,455

End of period	$994,873,437	$969,846,138

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,385,743	$22,593,228	273,192	$2,499,019
Reinvestments	1,648,110	15,360,392	2,863,522	26,201,223
Redemptions	(2,168,981)	(20,280,204)	(3,889,132)	(35,843,537)

Net increase (decrease)	1,864,872	$17,673,416	(752,418)	$(7,143,295)

Class B
Sales	8,149,278	$76,336,803	5,077,326	$47,179,181
Reinvestments	557,020	5,169,146	946,167	8,619,581
Redemptions	(6,290,365)	(58,840,116)	(6,995,043)	(64,384,066)

Net increase (decrease)	2,415,933	$22,665,833	(971,550)	$(8,585,304)

Increase (decrease) derived from capital shares transactions		$40,339,249		$(15,728,599)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.45	$9.59	$9.49	$9.62	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.17	0.29	0.29	0.20
Net realized and unrealized gain (loss)	(0.04)	0.05	0.16	(0.22)	(0.04)

Total income (loss) from investment operations	0.06	0.22	0.45	0.07	0.16

Less Distributions
Distributions from net investment income	(0.20)	(0.36)	(0.35)	(0.20)	(0.16)

Total distributions	(0.20)	(0.36)	(0.35)	(0.20)	(0.16)

Net Asset Value, End of Period	$9.31	$9.45	$9.59	$9.49	$9.62

Total Return (%) (b)	0.62	2.40	4.77	0.70	1.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.56	0.55	0.55	0.54
Net ratio of expenses to average net assets (%) (c)	0.46	0.49	0.48	0.48	0.52
Ratio of net investment income (loss) to average net assets (%)	1.01	1.87	3.03	3.00	2.10
Portfolio turnover rate (%)	78 (d)	103 (d)	49 (d)	48 (d)	69 (d)
Net assets, end of period (in millions)	$716.9	$710.3	$728.0	$731.6	$805.1

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$9.40	$9.54	$9.44	$9.56	$9.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.15	0.26	0.26	0.18
Net realized and unrealized gain (loss)	(0.04)	0.04	0.16	(0.21)	(0.05)

Total income (loss) from investment operations	0.03	0.19	0.42	0.05	0.13

Less Distributions
Distributions from net investment income	(0.18)	(0.33)	(0.32)	(0.17)	(0.14)

Total distributions	(0.18)	(0.33)	(0.32)	(0.17)	(0.14)

Net Asset Value, End of Period	$9.25	$9.40	$9.54	$9.44	$9.56

Total Return (%) (b)	0.28	2.12	4.52 (e)	0.54 (e)	1.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.81	0.80	0.80	0.79
Net ratio of expenses to average net assets (%) (c)	0.71	0.74	0.73	0.73	0.77
Ratio of net investment income (loss) to average net assets (%)	0.76	1.62	2.78	2.75	1.85
Portfolio turnover rate (%)	78 (d)	103 (d)	49 (d)	48 (d)	69 (d)
Net assets, end of period (in millions)	$278.0	$259.6	$272.7	$267.6	$290.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 50%, 71%, 45%, 42%, and 46% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio had open unfunded loan commitments of $27,689. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $521,082 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $14,054,052. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,505,913. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

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Notes to Financial Statements—December 31, 2021—(Continued)

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,068)	$—	$—	$—	$(13,068)
Corporate Bonds & Notes	(27,176,137)	—	—	—	(27,176,137)
Foreign Government	(649,535)	—	—	—	(649,535)
Investment Company Securities	(5,051,187)	—	—	—	(5,051,187)
U.S. Treasury & Government Agencies	(18,411,968)	—	—	—	(18,411,968)
Total Borrowings	$(51,301,895)	$—	$—	$—	$(51,301,895)
Gross amount of recognized liabilities for securities lending transactions					$(51,301,895)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

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Notes to Financial Statements—December 31, 2021—(Continued)

contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange

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(“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit

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event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed

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or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$967,133
Credit	OTC swap contracts at market value (c)	$156,894	OTC swap contracts at market value (c)	1,669,378
			Unrealized depreciation on centrally cleared swap contracts (a) (d)	1,269
Foreign Exchange	Investments at market value (e)	38,493
	OTC swap contracts at market value (c)	370,065
	Unrealized appreciation on forward foreign currency exchange contracts	128,246	Unrealized depreciation on forward foreign currency exchange contracts	429,094

Total		$693,698		$3,066,874

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest receivable of $12,142 and OTC swap interest payable of $353.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$444,724	$(444,724)	$—	$—
Deutsche Bank AG	30,421	—	—	30,421
JPMorgan Chase Bank N.A.	218,553	(218,553)	—	—

	$693,698	$(663,277)	$—	$30,421

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$1,408,947	$(444,724)	$(900,000)	$64,223
JPMorgan Chase Bank N.A.	689,525	(218,553)	(290,000)	180,972

	$2,098,472	$(663,277)	$(1,190,000)	$245,195

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(123,526)	$(123,526)
Futures contracts	2,410,631	—	—	2,410,631
Swap contracts	2,799,663	1,976,478	(648,322)	4,127,819

	$5,210,294	$1,976,478	$(771,848)	$6,414,924

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$—	$(20,064)	$(20,064)
Forward foreign currency transactions	—	—	(442,051)	(442,051)
Futures contracts	(1,143,854)	—	—	(1,143,854)
Swap contracts	(1,297,404)	(567,797)	3,999,597	2,134,396

	$(2,441,258)	$(567,797)	$3,537,482	$528,427

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$29,088,481
Futures contracts long	192,285,315
Futures contracts short	(85,610,357)
Swap contracts	125,511,217
Purchased options	3,964,605

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

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creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE

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Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$452,440,063	$359,516,113	$390,641,794	$368,828,859

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$288,284,928	$288,665,418

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$5,012,613	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

BHFTI-40

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2021 to April 30, 2022, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net asset of the Portfolio and those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust also subadvised by the Subadviser. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-41

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,081,241,331

Gross unrealized appreciation	6,515,077
Gross unrealized (depreciation)	(24,460,033)

Net unrealized appreciation (depreciation)	$(17,944,956)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$20,529,538	$34,820,804	$—	$—	$20,529,538	$34,820,804

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,318,231	$—	$(17,975,930)	$(95,530,326)	$(89,188,025)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $17,517,732 and accumulated long-term capital losses of $78,012,594.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $2,337,322.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-42

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Franklin Low Duration Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-44

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-45

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-46

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-47

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, for the one- and five-year periods ended October 31, 2021 and underperformed its benchmark for the three-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and Sub-advised Expense Universe median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2020.

BHFTI-48

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -4.69% and -5.01%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.¹, returned -9.68%.

Market Environment / Conditions

The calendar year 2021 was a tale of two halves. The first half was characterized by exuberant optimism for an end to the COVID-19 pandemic, punctuated by a surge in economic activity in the spring as lockdowns were eased and economies reopened. The second half was characterized by rising inflation and incremental shifts toward monetary tightening, with several emerging markets entering rate hiking cycles ahead of the major developed markets. On the whole, sovereign bond yields rose in most countries during the calendar year, while the U.S. dollar (“USD”) broadly strengthened, albeit with intermittent episodes of declining yields in various countries and shifting cycles of currency appreciation/depreciation in individual currency pairings.

The year began with sovereign bond yields rising sharply across much of the world over the first three months. The yield on the 10-year U.S. Treasury (“UST”) note would reach its high mark for the entire year on March 31 at 1.74%, 0.82% higher than where it finished 2020. Rising yields strained valuations across many areas of the global fixed income markets during 2021’s first three months. USD-denominated sovereign credit sectors broadly saw negative returns in January, February, and March before sharply reversing to generate offsetting positive returns in April, May, and June as UST yields pulled back from their late-March peaks. Sovereign bond yields generally resumed their rising trends in May and June amid rising inflation in many areas of Europe and the Americas. In currency markets, the USD broadly strengthened against a number of developed and emerging market currencies in the first quarter of 2021, reversing the broad-based weakening trend from the second half of 2020. Broad USD weakness returned in April and May before the strengthening pattern returned in June.

Business and consumer confidence surveys notably strengthened in multiple regions during the second quarter, despite some growing concerns over the proliferation of the Delta variant of COVID-19 in several parts of the world in June. Economic activity continued to broadly expand in many countries, largely driven by strength in goods sectors and manufacturing, as well as historically high savings rates in many countries that helped fuel demand. On the whole, the second quarter would represent the largest quarterly surge in gross domestic product for most countries in 2021.

In the second half of the year, sovereign bond yields would largely continue to rise across much of the world as central banks continued to wade deeper into monetary tightening cycles. Developed market sovereign bond yields initially declined in July and early August as the Delta variant proliferated across multiple regions. The 10-year UST note’s yield dropped to 1.17% on August 3rd, as risk aversion resurfaced (as bond prices rise, yields fall), its lowest level since mid-February. However, sovereign bond yields largely trended higher from that point through the end of the year as investor sentiments appeared to refortify.

In September, the U.S. Federal Reserve (the “Fed”) announced it would begin tapering its asset purchases in the fourth quarter of 2021. The hawkish (supporting higher interest rates) shift added further upward pressure on UST yields and drove broad strengthening of the USD. Sovereign bond yields continued to trend higher in many regions over the following month, with the 10-year UST note reaching 1.70% on October 21st, its highest yield since early April. Sovereign bond yields largely maintained their levels over subsequent weeks until the Omicron variant of COVID-19 emerged in the final days of November, triggering broad-based risk aversion across global financial markets and perceived safe-haven rallies in several developed market assets. Crude oil prices dropped around 20% in November on global growth concerns, with the bulk of the price adjustments occurring in the wake of the Omicron news.

Sovereign bond yields declined in several developed markets in late November and early December on the heightened risk aversion before global growth concerns eventually dissipated in the second half of the month, even as COVID-19 cases surged to record levels. Disease severity from Omicron appeared milder than previous variants, leading to a significant decoupling of the trend lines for case numbers (rising sharply) and mortality rates (moderating). Commodity and energy prices ultimately rebounded in December, recovering much of the price corrections from the prior month as reflation sentiments returned to global financial markets.

Inflation figures remained historically high across many parts of the world during the second half of the year, driven by a combination of factors that included resurgent economic activity, supply disruptions in certain sectors, and the effects of massive fiscal and monetary stimulus measures. Headline inflation (Consumer Price Index) in the U.S. remained at or above 5.0% year-over-year from May through the end of 2021, coming in at 6.8% in November, its highest level since 1982.

A growing number of central banks pursued monetary tightening measures in the second half of the year, with persistent inflationary pressures in several emerging markets motivating aggressive tightening responses. Overall, most developed markets saw 10-year sovereign bond yields rise during the period, including Norway, Sweden, the United Kingdom, South Korea, Canada, and core Europe. The yield on the 10-year UST note finished the year at 1.51%, 0.59% higher than where it ended in 2020. In emerging markets, 10-year sovereign bond yields rose sharply across much of Latin America, including Brazil, Mexico, Colombia, Chile, and Peru.

In currency markets, the USD broadly strengthened against most developed market and emerging market currencies in 2021,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

appreciating against the euro, the British pound, the Japanese yen, the South Korean won, the Australian dollar, and the New Zealand dollar. In specific pairings, the Norwegian krone and the Canadian dollar appreciated against the euro, while the Swedish krona depreciated. In emerging markets, the USD depreciated against the Chinese yuan, but appreciated against most currencies in Latin America and Asia, including the Brazilian real, Mexican peso, Colombian peso, Chilean peso, Indian rupee, Indonesian rupiah, Singapore dollar, and the Thai baht.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

On a relative basis, the Portfolio’s performance fared better than that of its benchmark, primarily due to interest-rate strategies, followed by currency positions. The Portfolio maintained a defensive approach regarding interest rates in developed markets while holding duration exposures in select emerging markets. Duration is a measure of bond price sensitivity to changes in interest rates. A lack of duration exposures in the euro area and the United Kingdom contributed to relative performance, as did overweighted duration exposures in Argentina and Indonesia. Among currencies, the Portfolio’s underweighted exposure to the euro contributed to relative results, as did its overweighted position in the Norwegian krone against the euro. Its overweighted position in the Chinese yuan also contributed to relative return. However, overweighted positions in the South Korean won, Argentine peso, Colombian peso, Chilean peso, and Brazilian real detracted from relative performance.

During the reporting period, we continued to maintain low Portfolio duration. We were significantly underweight developed market duration, preferring to hold short- to intermediate-term USTs, while holding no exposure to the long end of the curve. We held no duration exposure in the euro area. Instead, we continued to emphasize select local-currency sovereign bonds outside of the major developed markets, in countries that we viewed as having resilient fundamentals and attractive risk-adjusted yields. Sovereign bond yields in several emerging markets were significantly higher than the low-to-negative yields in developed markets. We continued to hold unhedged local-currency sovereign bonds in South Korea, Indonesia, India, Ghana, Brazil, and Colombia. We were also focusing on value opportunities in specific currencies, particularly in countries with strong trade dynamics, current account surpluses, better fiscal management, and stronger growth potential, notably in Asia. We were holding long exposures in the Chinese yuan, South Korean won, Japanese yen, Indonesian rupiah, Indian rupee, Singapore dollar, Thai baht, New Zealand dollar, and Chilean peso against the USD, and in the Norwegian krone, Swedish krona, Canadian dollar, and USD against the euro. In credit markets, we saw pockets of value in select sovereign credit exposures that had undervalued growth drivers and attractive risk-adjusted spreads. On the whole, we remained constructive in specific currencies and local-currency bond markets, notably in areas of Asia, as we largely expected the global recovery to continue in 2022.

The Portfolio’s negative absolute performance during the reporting period was primarily due to currency positions. Interest-rate strategies contributed to absolute results. Among currencies, the Portfolio’s positions in the Japanese yen, South Korean won, Argentine peso, Colombian peso, Chilean peso, and Brazilian real detracted from absolute performance. However, the Portfolio’s net-negative exposure to the euro contributed to absolute results, as did its position in the Norwegian krone against the euro. Its position in the Chinese yuan also contributed to absolute return. Duration exposures in Argentina and Indonesia contributed to absolute performance.

During the reporting period, derivatives (FX forwards) were used to actively manage currencies for both hedging and investment exposure purposes. These derivatives were used specifically as follows: to gain additional currency exposure in specific countries in which we also held local-currency denominated securities, to gain negative exposure to specific currencies, such as the euro (positions that were short the euro against the USD contributed), to gain positive exposure to specific currencies, and to hedge currency exposure to local-currency denominated bonds. All derivatives performed as expected over the period.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The FTSE World Government Bond Index ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	-4.69	-1.50	0.58
Class B	-5.01	-1.77	0.32
FTSE World Government Bond Index ex-U.S.	-9.68	2.68	0.34

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Countries

% of Net Assets
United States	15.5
South Korea	14.0
Indonesia	10.9
Brazil	8.0
Japan	7.7
Singapore	4.6
India	4.6
Mexico	4.4
Norway	3.5
Colombia	3.2

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.71%	$1,000.00	$981.40	$3.55
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$979.80	$4.79
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—64.5% of Net Assets

Security Description	Principal Amount*	Value

Argentina—2.4%
Argentina Treasury Bonds
1.200%, 03/18/22 (ARS) (a)	693,936,847	$6,571,527
1.300%, 09/20/22 (ARS) (a)	152,577,000	1,373,192
1.400%, 03/25/23 (ARS) (a)	479,308,032	4,509,158
1.450%, 08/13/23 (ARS) (a)	31,172,407	264,908
1.500%, 03/25/24 (ARS) (a)	391,845,470	3,602,607
Argentine Bonos del Tesoro
15.500%, 10/17/26 (ARS)	693,671,000	1,342,973
16.000%, 10/17/23 (ARS)	387,123,400	1,198,685
Bonos del Tesoro Nacional en Pesos Badlar
36.237%, BADLAR + 2.000%, 04/03/22 (ARS) (b)	20,147,000	90,643
Letras de la Nacion Argentina con Ajuste por CER
Zero Coupon, 02/28/22 (ARS) (a) (c)	95,354,170	651,348
Zero Coupon, 05/23/22 (ARS) (a) (c)	92,853,000	586,907
4.532%, 04/18/22 (ARS) (a) (c)	207,221,600	1,368,227
18.790%, 06/30/22 (ARS) (a) (c)	49,941,800	298,455

		21,858,630

Brazil—8.0%
Brazil Letras do Tesouro Nacional
7.767%, 01/01/24 (BRL) (c)	31,000,000	4,511,936
8.298%, 07/01/24 (BRL) (c)	131,490,000	18,261,128
9.280%, 01/01/25 (BRL) (c)	227,900,000	30,209,966
Brazil Notas do Tesouro Nacional
10.000%, 01/01/25 (BRL)	17,920,000	3,169,987
10.000%, 01/01/27 (BRL)	74,890,000	13,184,608
10.000%, 01/01/29 (BRL)	7,710,000	1,345,461
10.000%, 01/01/31 (BRL)	12,310,000	2,119,736

		72,802,822

Colombia—3.2%
Colombian TES
5.750%, 11/03/27 (COP)	8,486,000,000	1,885,265
6.250%, 11/26/25 (COP)	12,336,000,000	2,917,599
7.000%, 05/04/22 (COP)	653,000,000	162,342
7.000%, 06/30/32 (COP)	7,946,000,000	1,781,516
7.500%, 08/26/26 (COP)	24,687,000,000	6,027,877
7.750%, 09/18/30 (COP)	40,473,100,000	9,703,463
10.000%, 07/24/24 (COP)	26,419,000,000	6,959,337

		29,437,399

Ghana—1.2%
Ghana Government Bonds
16.500%, 02/06/23 (GHS)	17,060,000	2,688,494
17.600%, 11/28/22 (GHS)	11,600,000	1,859,299
17.700%, 03/18/24 (GHS)	1,450,000	224,992
18.250%, 07/25/22 (GHS)	5,270,000	857,270
18.300%, 03/02/26 (GHS)	810,000	122,876
18.750%, 01/24/22 (GHS)	890,000	144,347
18.850%, 09/28/23 (GHS)	4,710,000	751,810
19.000%, 09/18/23 (GHS)	680,000	108,825
19.250%, 11/27/23 (GHS)	1,820,000	291,534
19.250%, 12/18/23 (GHS)	130,000	20,812
19.750%, 03/15/32 (GHS)	18,788,000	2,850,107
20.750%, 01/16/23 (GHS)	150,000	24,613

Ghana—(Continued)
Ghana Treasury Notes
17.250%, 07/31/23 (GHS)	320,000	$50,176
17.600%, 02/20/23 (GHS)	4,457,000	709,143
18.500%, 01/02/23 (GHS)	90,000	14,484

		10,718,782

India—4.6%
India Government Bonds
5.150%, 11/09/25 (INR)	139,600,000	1,844,634
5.220%, 06/15/25 (INR)	137,000,000	1,820,807
6.790%, 05/15/27 (INR)	1,478,610,000	20,481,757
7.270%, 04/08/26 (INR)	94,000,000	1,328,773
7.590%, 01/11/26 (INR)	1,012,000,000	14,455,266
7.680%, 12/15/23 (INR)	80,000,000	1,129,739
8.200%, 09/24/25 (INR)	71,900,000	1,048,860

		42,109,836

Indonesia—10.9%
Indonesia Treasury Bonds
5.500%, 04/15/26 (IDR)	413,500,000,000	29,441,838
5.625%, 05/15/23 (IDR)	112,587,000,000	8,102,472
6.500%, 06/15/25 (IDR)	5,160,000,000	381,230
7.000%, 05/15/22 (IDR)	360,607,000,000	25,650,474
8.375%, 03/15/24 (IDR)	17,893,000,000	1,366,446
10.000%, 09/15/24 (IDR)	122,770,000,000	9,818,998
12.900%, 06/15/22 (IDR)	341,823,000,000	24,986,581

		99,748,039

Japan—7.7%
Japan Treasury Bill
Zero Coupon, 02/10/22 (JPY) (c)	8,061,200,000	70,087,016

Mexico—4.4%
Mexican Bonos
6.500%, 06/09/22 (MXN)	166,840,000	8,147,623
6.750%, 03/09/23 (MXN)	259,469,000	12,680,913
8.000%, 12/07/23 (MXN)	256,957,000	12,719,030
10.000%, 12/05/24 (MXN)	134,690,000	7,045,611

		40,593,177

Norway—3.5%
Norway Government Bonds
1.500%, 02/19/26 (144A) (NOK)	20,165,000	2,280,162
1.750%, 03/13/25 (144A) (NOK)	33,998,000	3,884,672
2.000%, 05/24/23 (144A) (NOK)	119,955,000	13,780,261
3.000%, 03/14/24 (144A) (NOK)	100,903,000	11,847,330

		31,792,425

Singapore—4.6%
Monetary Authority of Singapore Bill
0.509%, 02/11/22 (SGD)	3,080,000	2,284,199
0.511%, 02/18/22 (SGD)	39,890,000	29,580,215
0.513%, 01/14/22 (SGD)	14,440,000	10,713,657

		42,578,071

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—14.0%
Korea Monetary Stabilization Bond
0.905%, 04/02/23 (KRW)	34,690,000,000	$28,957,169
Korea Treasury Bonds
0.875%, 12/10/23 (KRW)	27,639,000,000	22,899,830
1.125%, 06/10/24 (KRW)	7,685,000,000	6,366,622
1.250%, 12/10/22 (KRW)	64,900,000,000	54,531,778
1.875%, 03/10/22 (KRW)	18,459,000,000	15,553,049

		128,308,448

Total Foreign Government (Cost $700,386,604)		590,034,645

U.S. Treasury & Government Agencies—13.4%

U.S. Treasury—13.4%
U.S. Treasury Notes
1.500%, 09/30/24	33,000,000	33,520,781
1.500%, 10/31/24	15,650,000	15,895,142
1.750%, 12/31/24	52,891,000	54,097,576
2.875%, 05/31/25	17,750,000	18,819,854

Total U.S. Treasury & Government Agencies (Cost $121,595,890)		122,333,353

Short-Term Investments—21.4%

Repurchase Agreement—16.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $153,416,992; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $156,485,364.	153,416,992	153,416,992

U.S. Treasury—2.1%
U.S. Treasury Bills
Zero Coupon, 03/17/22 (c)	12,532,000	$12,530,596
0.044%, 01/27/22 (c)	6,766,000	6,765,876

		19,296,472

Foreign Government—2.5%
Bank Of Thailand Bill
0.405%, 03/24/22 (THB)	446,310,000	13,346,065
Thailand Treasury Bill
0.442%, 05/11/22 (THB)	12,990,000	388,183
0.447%, 06/22/22 (THB) (c)	42,740,000	1,276,742
0.492%, 06/22/22 (THB) (c)	264,480,000	7,898,748

		22,909,738

Total Short-Term Investments (Cost $195,507,506)		195,623,202

Total Investments—99.3% (Cost $1,017,490,000)		907,991,200
Other assets and liabilities (net)—0.7%		6,335,800

Net Assets—100.0%		$914,327,000

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $31,792,425, which is 3.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	1,631,452,324	JPMC	01/07/22	USD	1,993,685	$(79,480)
CLP	1,085,081,616	GSBU	01/10/22	USD	1,321,964	(49,252)
CLP	2,691,900,000	JPMC	01/13/22	USD	3,390,302	(234,186)
CLP	751,930,914	GSBU	01/14/22	USD	930,608	(49,134)
CLP	2,697,170,000	JPMC	01/21/22	USD	3,305,355	(146,696)
CLP	1,631,447,676	JPMC	02/07/22	USD	1,987,728	(81,962)
CLP	366,600,000	GSBU	02/10/22	USD	451,383	(23,363)
CLP	1,496,812,255	GSBU	02/11/22	USD	1,895,659	(148,373)
CLP	374,400,000	GSBU	03/10/22	USD	441,379	(6,322)
CLP	1,505,480,000	GSBU	03/10/22	USD	1,774,075	(24,690)
CLP	594,080,623	GSBU	03/16/22	USD	701,104	(11,434)
CLP	594,080,623	GSBU	03/16/22	USD	702,057	(12,387)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	594,080,623	GSBU	03/16/22	USD	699,577	$(9,907)
CLP	630,063,755	GSBU	03/16/22	USD	741,775	(10,332)
CLP	947,700,041	GSBU	03/16/22	USD	1,117,110	(16,922)
CLP	1,935,473,763	GSBU	03/16/22	USD	2,359,701	(112,803)
CLP	1,432,820,185	GSBU	05/11/22	USD	1,806,425	(158,729)
CNH	55,783,810	CBNA	01/12/22	USD	8,498,448	273,306
CNH	60,400,810	HSBC	01/18/22	USD	9,280,240	213,550
CNH	19,700,000	BNP	02/07/22	USD	2,988,222	103,916
CNH	84,053,150	JPMC	02/14/22	USD	13,196,317	(8,939)
CNH	41,966,000	JPMC	02/22/22	USD	6,523,652	57,275
CNH	36,460,080	BOA	03/09/22	USD	5,574,765	137,393
CNH	60,796,230	HSBC	03/15/22	USD	9,495,405	25,662
CNH	105,579,210	BOA	06/08/22	USD	16,344,745	98,072
CNH	136,122,730	CBNA	06/09/22	USD	21,073,914	124,354
CNH	52,239,590	JPMC	06/10/22	USD	8,090,981	43,716
EUR	2,040,000	CBNA	02/16/22	USD	2,306,301	18,240
INR	87,293,700	JPMC	01/27/22	USD	1,130,894	40,588
INR	63,624,900	CBNA	02/10/22	USD	840,710	11,851
INR	102,907,080	HSBC	03/16/22	USD	1,347,966	25,523
INR	620,000,000	SCB	03/22/22	USD	8,086,605	182,213
INR	87,540,800	JPMC	04/07/22	USD	1,153,066	12,045
INR	85,052,900	CBNA	04/08/22	USD	1,122,811	9,028
INR	113,234,200	JPMC	04/08/22	USD	1,492,477	14,384
INR	102,523,300	CBNA	04/12/22	USD	1,344,744	18,808
INR	102,619,900	HSBC	04/12/22	USD	1,343,720	21,117
INR	321,000,000	JPMC	06/21/22	USD	4,128,856	98,498
KRW	19,523,500,000	JPMC	01/19/22	USD	16,997,649	(579,850)
KRW	19,365,700,000	CBNA	01/21/22	USD	16,861,733	(577,373)
KRW	27,000,000,000	DBAG	03/16/22	USD	22,973,249	(291,889)
NZD	5,280,000	CBNA	03/21/22	USD	3,564,792	47,157
NZD	5,270,000	JPMC	03/21/22	USD	3,552,894	52,214
NZD	14,760,000	JPMC	03/21/22	USD	9,947,858	149,181
NZD	4,480,000	BOA	06/17/22	USD	3,003,392	54,156
SGD	2,210,000	MSCS	01/24/22	USD	1,626,818	12,927
SGD	7,200,000	CBNA	03/22/22	USD	5,328,794	11,966
SGD	2,790,000	MSCS	04/21/22	USD	2,070,731	(1,241)

Contracts to Deliver
AUD	22,218,024	CBNA	02/10/22	USD	16,214,603	48,233
AUD	22,223,000	HSBC	02/17/22	USD	16,328,127	157,976
AUD	22,494,000	JPMC	02/17/22	USD	16,531,403	164,064
EUR	16,185,000	CBNA	02/16/22	USD	18,567,097	124,600
EUR	8,660,000	CBNA	02/22/22	USD	10,102,496	233,405
EUR	8,120,000	CBNA	02/22/22	USD	9,219,529	(34,169)
EUR	8,349,000	MSCS	02/28/22	USD	9,851,528	335,712
EUR	4,839,649	DBAG	04/19/22	USD	5,618,736	95,925
EUR	4,050,000	HSBC	04/27/22	USD	4,738,095	115,381
EUR	23,038,000	CBNA	05/09/22	USD	26,711,179	406,649
EUR	8,120,622	HSBC	05/18/22	USD	9,260,189	(14,148)
EUR	3,710,000	CBNA	07/21/22	USD	4,346,161	101,255
MXN	580,911,000	CBNA	01/18/22	USD	28,045,720	(259,645)
MXN	138,954,500	CBNA	04/13/22	USD	6,642,184	(23,143)
MXN	44,254,500	CBNA	05/31/22	USD	1,999,164	(103,578)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	21,347,000	DBAG	02/03/22	EUR	14,396,412	$475,095
CAD	3,260,000	CBNA	02/03/22	EUR	2,191,825	80,207
CAD	2,084,736	HSBC	02/03/22	EUR	1,406,316	45,976
CAD	1,289,781	MSCS	02/25/22	EUR	861,447	37,770
CAD	2,084,754	HSBC	05/03/22	EUR	1,403,497	45,136
CAD	5,434,300	GSBU	05/24/22	EUR	3,769,500	(12,234)
CAD	9,729,000	BOA	08/02/22	EUR	6,714,749	(4,192)
CAD	5,929,400	HSBC	08/02/22	EUR	4,098,527	(9,629)
CAD	8,338,963	HSBC	08/03/22	EUR	5,770,749	(21,486)
EUR	1,737,256	HSBC	02/17/22	JPY	227,130,648	4,447
EUR	9,791,549	CBNA	02/24/22	JPY	1,280,227,404	25,446
EUR	4,655,927	HSBC	04/25/22	JPY	609,081,240	12,900
EUR	4,050,000	HSBC	04/25/22	JPY	537,843,645	(58,657)
JPY	225,656,465	HSBC	02/17/22	EUR	1,737,256	(17,267)
JPY	1,258,419,666	CBNA	02/24/22	EUR	9,791,549	(215,100)
JPY	1,156,403,877	HSBC	04/25/22	EUR	8,705,927	128,258
NOK	50,224,500	JPMC	01/19/22	EUR	4,937,994	77,948
NOK	107,704,000	JPMC	01/21/22	EUR	10,585,233	170,868
NOK	71,630,000	DBAG	02/03/22	EUR	6,822,125	357,751
NOK	38,458,900	DBAG	03/15/22	EUR	3,754,040	81,222
NOK	77,945,750	JPMC	03/16/22	EUR	7,609,883	162,566
NOK	111,182,775	JPMC	04/01/22	EUR	10,872,136	203,464
NOK	28,842,600	DBAG	06/20/22	EUR	2,817,045	44,744
NOK	78,500,000	CBNA	06/21/22	EUR	7,624,098	170,488
NOK	77,945,750	JPMC	07/19/22	EUR	7,906,451	(226,927)
SEK	21,996,293	DBAG	01/18/22	EUR	2,162,584	(28,273)
SEK	47,800,000	DBAG	02/03/22	EUR	4,687,596	(48,964)
SEK	197,100,000	DBAG	02/07/22	EUR	19,247,897	(110,615)
SEK	70,388,003	DBAG	03/16/22	EUR	6,856,420	(23,349)
SEK	21,996,215	DBAG	03/16/22	EUR	2,161,068	(28,322)
SEK	14,250,000	JPMC	03/31/22	EUR	1,390,694	(8,022)
SEK	35,194,000	DBAG	04/14/22	EUR	3,472,277	(63,536)
SEK	26,395,500	DBAG	04/19/22	EUR	2,630,501	(77,891)
SEK	30,712,100	DBAG	05/18/22	EUR	2,989,623	(11,083)
SEK	37,516,293	DBAG	05/18/22	EUR	3,651,967	(13,538)
SEK	70,387,997	DBAG	05/18/22	EUR	6,989,394	(182,527)
SEK	30,676,200	DBAG	06/15/22	EUR	3,033,793	(67,039)
SEK	26,395,500	DBAG	07/19/22	EUR	2,625,634	(76,638)

Net Unrealized Appreciation						$1,389,390

Cash in the amount of $960,000 and securities in the amount of $866,809 have been received at the custodian bank and held as collateral for forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SCB)—	Standard Chartered Bank

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$590,034,645	$—	$590,034,645
Total U.S. Treasury & Government Agencies*	—	122,333,353	—	122,333,353
Total Short-Term Investments*	—	195,623,202	—	195,623,202
Total Investments	$—	$907,991,200	$—	$907,991,200

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,764,626	$—	$5,764,626
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,375,236)	—	(4,375,236)
Total Forward Contracts	$—	$1,389,390	$—	$1,389,390

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$754,574,208
Repurchase Agreement at value which equals cost	153,416,992
Cash denominated in foreign currencies (b)	1,632,351
Cash collateral for forward foreign currency exchange contracts	670,000
Unrealized appreciation on forward foreign currency exchange contracts	5,764,626
Receivable for:
Fund shares sold	42,150
Dividends and interest	4,638,471
Prepaid expenses	2,724

Total Assets	920,741,522

Liabilities
Cash collateral for forward foreign currency exchange contracts	260,000
Unrealized depreciation on forward foreign currency exchange contracts	4,375,236
Payables for:
Fund shares redeemed	10,423
Foreign taxes	540,460
Accrued Expenses:
Management fees	465,330
Distribution and service fees	9,057
Deferred trustees’ fees	189,880
Other expenses	564,136

Total Liabilities	6,414,522

Net Assets	$914,327,000

Net Assets Consist of:
Paid in surplus	$1,110,757,297
Distributable earnings (Accumulated losses) (c)	(196,430,297)

Net Assets	$914,327,000

Net Assets
Class A	$871,707,117
Class B	42,619,883
Capital Shares Outstanding*
Class A	110,073,159
Class B	5,483,906
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.92
Class B	7.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $864,073,008.
(b)	Identified cost of cash denominated in foreign currencies was $1,627,739.
(c)	Includes foreign capital gains tax of $540,460.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest (a)	$27,331,186
Securities lending income	45,304

Total investment income	27,376,490

Expenses
Management fees	5,912,994
Administration fees	53,689
Custodian and accounting fees	619,205
Distribution and service fees—Class B	109,373
Audit and tax services	84,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	23,544
Insurance	7,094
Miscellaneous	21,544

Total expenses	6,923,354
Less management fee waiver	(5,035)

Net expenses	6,918,319

Net Investment Income	20,458,171

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(31,530,901)
Foreign currency transactions	(994,346)
Forward foreign currency transactions	(26,587,556)

Net realized gain (loss)	(59,112,803)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(33,773,687)
Foreign currency transactions	(117,858)
Forward foreign currency transactions	23,607,482

Net change in unrealized appreciation (depreciation)	(10,284,063)

Net realized and unrealized gain (loss)	(69,396,866)

Net Increase (Decrease) in Net Assets From Operations	$(48,938,695)

(a)	Net of foreign withholding taxes of $1,779,341.
(b)	Net of foreign capital gains tax of $27,213.
(c)	Includes change in foreign capital gains tax of $615,720.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,458,171	$34,093,123
Net realized gain (loss)	(59,112,803)	(120,603,259)
Net change in unrealized appreciation (depreciation)	(10,284,063)	24,764,040

Increase (decrease) in net assets from operations	(48,938,695)	(61,746,096)

From Distributions to Shareholders
Class A	0	(65,163,960)
Class B	0	(2,615,600)
From return of capital
Class A	0	(381,426)
Class B	0	(15,309)

Total distributions	0	(68,176,295)

Increase (decrease) in net assets from capital share transactions	(68,624,693)	79,747,351

Total increase (decrease) in net assets	(117,563,388)	(50,175,040)

Net Assets
Beginning of period	1,031,890,388	1,082,065,428

End of period	$914,327,000	$1,031,890,388

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	9,840,766	$81,050,518	6,195,896	$52,199,740
Reinvestments	0	0	7,935,277	65,545,386
Redemptions	(18,645,291)	(151,075,689)	(4,698,978)	(42,292,907)

Net increase (decrease)	(8,804,525)	$(70,025,171)	9,432,195	$75,452,219

Class B
Sales	664,530	$5,306,838	885,130	$7,335,111
Reinvestments	0	0	323,208	2,630,909
Redemptions	(494,708)	(3,906,360)	(651,198)	(5,670,888)

Net increase (decrease)	169,822	$1,400,478	557,140	$4,295,132

Increase (decrease) derived from capital shares transactions		$(68,624,693)		$79,747,351

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$8.31	$9.48		$10.22	$10.08	$10.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.29		0.43	0.40	0.35
Net realized and unrealized gain (loss)	(0.56)	(0.84)		(0.28)	(0.26)	(0.31)

Total income (loss) from investment operations	(0.39)	(0.55)		0.15	0.14	0.04

Less Distributions
Distributions from net investment income	0.00	(0.62)		(0.87)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00		(0.02)	0.00	(0.00	)(b)
Distributions from return of capital	0.00	(0.00	)(c)	0.00	0.00	0.00

Total distributions	0.00	(0.62)		(0.89)	0.00	0.00

Net Asset Value, End of Period	$7.92	$8.31		$9.48	$10.22	$10.08

Total Return (%) (d)	(4.69)	(5.75)		1.44	1.29	0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68		0.68	0.70	0.70
Net ratio of expenses to average net assets (%) (e)	0.69	0.68		0.68	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	2.09	3.36		4.35	3.95	3.39
Portfolio turnover rate (%)	41	37		31	34	68
Net assets, end of period (in millions)	$871.7	$988.4		$1,037.7	$1,144.8	$1,245.4

	Class B
	Year Ended December 31,
	2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$8.18	$9.33		$10.07	$9.96	$9.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.27		0.40	0.37	0.32
Net realized and unrealized gain (loss)	(0.56)	(0.82)		(0.28)	(0.26)	(0.30)

Total income (loss) from investment operations	(0.41)	(0.55)		0.12	0.11	0.02

Less Distributions
Distributions from net investment income	0.00	(0.60)		(0.84)	0.00	0.00
Distributions from net realized capital gains	0.00	0.00		(0.02)	0.00	(0.00	)(b)
Distributions from return of capital	0.00	(0.00	)(c)	0.00	0.00	0.00

Total distributions	0.00	(0.60)		(0.86)	0.00	0.00

Net Asset Value, End of Period	$7.77	$8.18		$9.33	$10.07	$9.96

Total Return (%) (d)	(5.01)	(5.91)		1.17	1.10 (f)	0.24	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93		0.93	0.95	0.95
Net ratio of expenses to average net assets (%) (e)	0.94	0.93		0.93	0.95	0.94
Ratio of net investment income (loss) to average net assets (%)	1.85	3.12		4.11	3.69	3.13
Portfolio turnover rate (%)	41	37		31	34	68
Net assets, end of period (in millions)	$42.6	$43.5		$44.4	$45.5	$52.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2021—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $153,416,992, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

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Notes to Financial Statements—December 31, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

As of December 31, 2021, the Portfolio had no outstanding securities on loan.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$5,764,626	Unrealized depreciation on forward foreign currency exchange contracts	$4,375,236

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$289,621	$(4,192)	$—	$285,429
BNP Paribas S.A.	103,916	—	—	103,916
Citibank N.A.	1,704,993	(1,213,008)	(491,985)	—
Deutsche Bank AG	1,054,737	(1,023,664)	(31,073)	—
HSBC Bank plc	795,926	(121,187)	(553,819)	120,920
JPMorgan Chase Bank N.A.	1,246,811	(1,246,811)	—	—
Morgan Stanley Capital Services LLC	386,409	(1,241)	—	385,168
Standard Chartered Bank	182,213	—	(182,213)	—

	$5,764,626	$(3,610,103)	$(1,259,090)	$895,433

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Notes to Financial Statements—December 31, 2021—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$4,192	$(4,192)	$—	$—
Citibank N.A.	1,213,008	(1,213,008)	—	—
Deutsche Bank AG	1,023,664	(1,023,664)	—	—
Goldman Sachs Bank USA	645,882	—	(645,882)	—
HSBC Bank plc	121,187	(121,187)	—	—
JPMorgan Chase Bank N.A.	1,366,062	(1,246,811)	—	119,251
Morgan Stanley Capital Services LLC	1,241	(1,241)	—	—

	$4,375,236	$(3,610,103)	$(645,882)	$119,251

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(26,587,556)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$23,607,482

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	918,769,449

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse

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Notes to Financial Statements—December 31, 2021—(Continued)

effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in

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Notes to Financial Statements—December 31, 2021—(Continued)

response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$265,531,404	$63,443,725	$198,792,684

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $5,912,994.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

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Notes to Financial Statements—December 31, 2021—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,023,566,343

Gross unrealized appreciation	3,243,663
Gross unrealized (depreciation)	(119,335,614)

Net unrealized appreciation (depreciation)	$(116,091,951)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2021	2020	2021	2020	2021	2020	2021	2020
$—	$67,779,560	$—	$—	$—	$396,735	$—	$68,176,295

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(116,136,175)	$(80,104,243)	$(196,240,418)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $31,979 and accumulated long-term capital losses of $80,072,264.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $1,768,850.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Templeton International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the FTSE World Government Bond Index (WGBI) ex-U.S. for the one-year period ended October 31, 2021 and underperformed its benchmark for the three- and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 24.38%, 24.03%, and 24.20%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 28.71%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, advanced over the 12 month period ending December 31, 2021, amid the accelerating global rollout of COVID-19 vaccines, the favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the U.S. Federal Reserve (the “Fed”) to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but the fate of the Democrats’ $1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant prompted a flurry of new restrictions and event cancellations to end the calendar year.

Returns varied by market cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid-and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12 month period ended December 31, 2021. Challenging stock selection within the Information Technology (“IT”), Consumer Staples, and Consumer Discretionary sectors detracted most from relative performance. This was slightly offset by stronger stock selection within the Communication Services, Financials, and Utilities sectors.

Top detractors from relative performance during the period included an overweight position in Global Payments (IT), an underweight position in NVIDIA (IT), and an out-of-benchmark position in Performance Food Group (Consumer Staples). While Global Payments reported consistent results driven by strength in its Merchant Solutions and Business and Consumer segments, shares remained under pressure throughout the year amid investors’ elevated expectations for further growth compounded with disruption narratives driven by newer entrants to the electronic payments industry. The Portfolio initiated its position in NVIDIA during the period. Shares of NVIDIA, a leading producer of graphics processing units (GPUs), rose during the period as optimism around the metaverse concept surged. NVIDIA is at the forefront of the metaverse transformation, a network of 3D virtual worlds focused on social connection, due to its data center network and technology infrastructure. The share price of Performance Food Group, a food distribution company, fell during the period after posting third-quarter results that missed adjusted earnings per share (“EPS”) expectations. In September, management announced the completion of a $2.1 billion acquisition of Core-Mark, a large wholesale distributor to the convenience retail industry, expanding the scope of Performance Food Group’s established business. The Portfolio held all three positions at the end of the period.

Top contributors to relative performance during the period included an overweight position in JPMorgan (Financials), an underweight position in Walt Disney (Communication Services), and an out-of-benchmark position in Marvell Technology (IT). Shares of JPMorgan were trading higher in the first quarter of 2021 after the bank reported fourth and first-quarter results that came in ahead of estimates, largely due to better-than-anticipated revenues and lower provision expense. The Portfolio eliminated its position in JPMorgan during the period. Shares of Walt Disney fell during the period after reporting second-quarter revenue below expectations, including fewer Disney+ subscribers than expected. Management noted that the average monthly revenue per Disney+ subscriber decreased significantly due to the launch of Hotstar, the company’s streaming service in India that now comprises approximately a third of the total Disney+ subscriber base. The Portfolio eliminated its position in Walt Disney during the period. Shares of Marvell Technology, a semiconductor infrastructure solutions company, rose during the period. Management released top and bottom line third-quarter results ahead of expectations and raised guidance for the fourth quarter. Additionally, Marvell completed its acquisition of Innovium, a provider of networking solutions for data centers, enabling participation in the fastest-growing segment of the switch market with a cloud-optimized solution. The Portfolio held Marvell at the end of the period.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance; however, the Portfolio’s absolute exposure to the Health Care sector increased over the period, while its exposure to the Financials sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Communication Services sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	24.38	18.14	16.33
Class B	24.03	17.85	16.04
Class E	24.20	17.96	16.16
S&P 500 Index	28.71	18.48	16.55

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Microsoft Corp.	6.8
Alphabet, Inc. - Class A	4.8
Amazon.com, Inc.	4.5
Apple, Inc.	3.9
Charles Schwab Corp. (The)	2.3
Meta Platforms, Inc. - Class A	1.8
Tesla, Inc.	1.8
Omnicom Group, Inc.	1.3
Pfizer, Inc.	1.3
Advanced Micro Devices, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	23.3
Health Care	15.7
Communication Services	12.4
Consumer Discretionary	11.5
Financials	10.4
Industrials	9.0
Consumer Staples	5.8
Energy	3.2
Materials	2.8
Utilities	2.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.50%	$1,000.00	$1,089.30	$2.63
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

Class B (a)	Actual	0.75%	$1,000.00	$1,088.50	$3.95
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class E (a)	Actual	0.65%	$1,000.00	$1,088.70	$3.42
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The) (a)	52,916	$10,653,049
General Dynamics Corp.	56,032	11,680,991
Raytheon Technologies Corp.	223,477	19,232,431

		41,566,471

Air Freight & Logistics—0.5%
FedEx Corp.	48,738	12,605,596

Airlines—0.3%
JetBlue Airways Corp. (a) (b)	602,401	8,578,190

Automobiles—1.8%
Tesla, Inc. (a)	47,372	50,061,782

Banks—0.9%
PNC Financial Services Group, Inc. (The)	123,507	24,765,624

Beverages—1.7%
Constellation Brands, Inc. - Class A (b)	120,506	30,243,391
Monster Beverage Corp. (a)	182,916	17,567,252

		47,810,643

Biotechnology—1.8%
Alnylam Pharmaceuticals, Inc. (a)	9,989	1,693,935
Amicus Therapeutics, Inc. (a) (b)	96,512	1,114,714
Apellis Pharmaceuticals, Inc. (a) (b)	12,269	580,078
Arena Pharmaceuticals, Inc. (a)	12,744	1,184,427
Ascendis Pharma A/S (ADR) (a) (b)	9,310	1,252,474
BioAtla, Inc. (a) (b)	16,606	325,976
Biogen, Inc. (a)	13,542	3,248,997
Blueprint Medicines Corp. (a)	11,061	1,184,744
Celldex Therapeutics, Inc. (a)	18,924	731,223
Exact Sciences Corp. (a) (b)	73,098	5,689,217
Immunocore Holdings plc (ADR) (a) (b)	13,049	446,798
Kodiak Sciences, Inc. (a) (b)	9,443	800,577
Kymera Therapeutics, Inc. (a) (b)	12,847	815,656
Madrigal Pharmaceuticals, Inc. (a) (b)	7,622	645,888
Mirati Therapeutics, Inc. (a) (b)	7,465	1,095,041
Moderna, Inc. (a) (b)	11,895	3,021,092
Myovant Sciences, Ltd. (a) (b)	243,510	3,791,451
Regeneron Pharmaceuticals, Inc. (a) (b)	9,958	6,288,676
REVOLUTION Medicines, Inc. (a) (b)	18,281	460,133
Sarepta Therapeutics, Inc. (a) (b)	6,412	577,401
Seagen, Inc. (a)	18,464	2,854,534
United Therapeutics Corp. (a)	3,800	821,104
Veracyte, Inc. (a) (b)	91,614	3,774,497
Vertex Pharmaceuticals, Inc. (a)	32,756	7,193,218
Verve Therapeutics, Inc. (a) (b)	14,198	523,480

		50,115,331

Building Products—1.2%
Johnson Controls International plc (b)	221,422	18,003,823
Trane Technologies plc	44,331	8,956,192
Zurn Water Solutions Corp.	156,349	5,691,103

		32,651,118

Capital Markets—4.8%
Ares Management Corp. - Class A (b)	206,753	16,802,816
Charles Schwab Corp. (The)	765,754	64,399,911
Hamilton Lane, Inc. - Class A (b)	67,254	6,968,860
Morgan Stanley	325,361	31,937,436
S&P Global, Inc. (b)	27,537	12,995,536

		133,104,559

Chemicals—2.6%
Cabot Corp. (b)	143,248	8,050,538
Celanese Corp.	71,127	11,953,604
FMC Corp.	100,122	11,002,406
Ingevity Corp. (a) (b)	53,349	3,825,123
Linde plc	58,825	20,378,745
Livent Corp. (a) (b)	122,139	2,977,749
PPG Industries, Inc.	85,552	14,752,587

		72,940,752

Commercial Services & Supplies—0.6%
Aurora Innovation, Inc. (a) (b)	399,937	4,503,291
Waste Management, Inc. (b)	71,621	11,953,545

		16,456,836

Communications Equipment—0.5%
Arista Networks, Inc. (a)	88,066	12,659,487

Construction & Engineering—0.1%
Dycom Industries, Inc. (a) (b)	30,608	2,869,806

Consumer Finance—1.2%
American Express Co. (b)	177,224	28,993,846
OneMain Holdings, Inc.	82,700	4,138,308

		33,132,154

Containers & Packaging—0.2%
Ball Corp.	53,605	5,160,553

Diversified Consumer Services—0.2%
Houghton Mifflin Harcourt Co. (a)	302,204	4,865,484

Diversified Financial Services—0.7%
Equitable Holdings, Inc.	479,341	15,717,592
Voya Financial, Inc. (b)	45,675	3,028,709

		18,746,301

Electric Utilities—2.8%
Duke Energy Corp.	216,095	22,668,365
Edison International (b)	237,059	16,179,277
Exelon Corp. (b)	350,198	20,227,436
FirstEnergy Corp. (b)	453,150	18,846,509

		77,921,587

Electrical Equipment—0.0%
Regal Rexnord Corp. (b)	3,888	661,660

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.2%
Schlumberger NV (b)	222,607	$6,667,080

Entertainment—1.7%
Electronic Arts, Inc.	133,257	17,576,598
Netflix, Inc. (a)	11,270	6,789,499
ROBLOX Corp. - Class A (a) (b)	112,783	11,634,694
Roku, Inc. (a) (b)	43,007	9,814,198

		45,814,989

Equity Real Estate Investment Trusts—2.2%
American Tower Corp. (b)	37,391	10,936,868
AvalonBay Communities, Inc.	41,831	10,566,092
Rexford Industrial Realty, Inc.	189,867	15,400,112
Ryman Hospitality Properties, Inc. (a) (b)	101,205	9,306,812
Welltower, Inc.	160,048	13,727,317

		59,937,201

Food & Staples Retailing—1.6%
Performance Food Group Co. (a)	585,340	26,861,253
Sysco Corp.	221,890	17,429,459

		44,290,712

Food Products—1.1%
Mondelez International, Inc. - Class A (b)	476,795	31,616,276

Health Care Equipment & Supplies—3.6%
Align Technology, Inc. (a)	15,696	10,315,097
Baxter International, Inc.	137,023	11,762,054
Boston Scientific Corp. (a)	392,509	16,673,782
Edwards Lifesciences Corp. (a)	137,009	17,749,516
Inari Medical, Inc. (a) (b)	48,072	4,387,532
Insulet Corp. (a) (b)	30,114	8,012,432
Stryker Corp. (b)	66,794	17,862,052
Teleflex, Inc.	35,317	11,600,928

		98,363,393

Health Care Providers & Services—3.4%
Agilon Health, Inc. (a) (b)	346,921	9,366,867
Anthem, Inc.	39,755	18,428,033
Centene Corp. (a)	183,700	15,136,880
HCA Healthcare, Inc.	26,548	6,820,712
Humana, Inc.	31,328	14,531,806
Laboratory Corp. of America Holdings (a) (b)	13,634	4,283,939
McKesson Corp.	21,471	5,337,047
UnitedHealth Group, Inc.	39,729	19,949,520

		93,854,804

Hotels, Restaurants & Leisure—2.1%
Airbnb, Inc. - Class A (a)	110,116	18,333,213
Chipotle Mexican Grill, Inc. (a)	3,851	6,732,511
Hyatt Hotels Corp. - Class A (a) (b)	72,969	6,997,727
Starbucks Corp.	233,511	27,313,781

		59,377,232

Household Durables—0.5%
DR Horton, Inc.	127,311	13,806,878

Industrial Conglomerates—0.5%
Honeywell International, Inc.	62,340	12,998,513

Insurance—2.8%
American International Group, Inc.	247,284	14,060,568
Assurant, Inc.	28,827	4,492,976
Assured Guaranty, Ltd. (b)	127,574	6,404,215
Chubb, Ltd.	88,219	17,053,615
Hartford Financial Services Group, Inc. (The)	119,310	8,237,162
Marsh & McLennan Cos., Inc.	76,868	13,361,196
Oscar Health, Inc. - Class A (a) (b)	195,960	1,538,286
Trupanion, Inc. (a) (b)	87,233	11,517,373

		76,665,391

Interactive Media & Services—7.3%
Alphabet, Inc. - Class A (a)	45,841	132,803,211
Bumble, Inc. - Class A (a) (b)	139,647	4,728,447
Cargurus, Inc. (a) (b)	245,435	8,256,433
Match Group, Inc. (a) (b)	17,434	2,305,647
Meta Platforms, Inc. - Class A (a)	149,030	50,126,241
Snap, Inc. - Class A (a) (b)	98,083	4,612,843

		202,832,822

Internet & Direct Marketing Retail—4.5%
Amazon.com, Inc. (a)	37,532	125,144,449

IT Services—3.4%
FleetCor Technologies, Inc. (a)	28,289	6,332,210
Genpact, Ltd.	179,606	9,533,487
Global Payments, Inc.	161,223	21,794,125
GoDaddy, Inc. - Class A (a)	120,317	10,210,101
Nuvei Corp. (a)	42,192	2,741,636
PayPal Holdings, Inc. (a)	70,691	13,330,909
Shopify, Inc. - Class A (a)	7,085	9,758,808
Snowflake, Inc. - Class A (a)	4,608	1,560,960
Visa, Inc. - Class A (b)	76,437	16,564,662
WEX, Inc. (a)	11,511	1,616,029

		93,442,927

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.	83,269	13,293,896
Danaher Corp.	76,896	25,299,553
ICON plc (a)	12,799	3,963,850
NanoString Technologies, Inc. (a) (b)	124,144	5,242,601
Syneos Health, Inc. (a) (b)	55,999	5,749,977
Waters Corp. (a) (b)	14,036	5,229,814

		58,779,691

Machinery—2.2%
Fortive Corp.	225,361	17,192,791
Ingersoll Rand, Inc.	244,174	15,107,045
Kennametal, Inc. (b)	79,839	2,867,018
Parker-Hannifin Corp.	31,371	9,979,743

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Westinghouse Air Brake Technologies Corp. (b)	161,524	$14,877,976

		60,024,573

Media—2.8%
Charter Communications, Inc. - Class A (a) (b)	41,205	26,864,424
DISH Network Corp. - Class A (a)	255,914	8,301,850
New York Times Co. (The) - Class A	166,121	8,023,644
Omnicom Group, Inc. (b)	486,660	35,657,578

		78,847,496

Oil, Gas & Consumable Fuels—3.0%
ConocoPhillips	244,320	17,635,018
Marathon Petroleum Corp. (b)	123,887	7,927,529
Pioneer Natural Resources Co. (b)	37,726	6,861,605
Royal Dutch Shell plc - Class A	437,195	18,974,263
Royal Dutch Shell plc - Class B (b)	732,177	31,739,873

		83,138,288

Personal Products—0.7%
Estee Lauder Cos., Inc. (The) - Class A	48,913	18,107,593

Pharmaceuticals—4.9%
Aclaris Therapeutics, Inc. (a) (b)	41,730	606,754
AstraZeneca plc (ADR) (b)	250,315	14,580,849
Bristol-Myers Squibb Co.	377,372	23,529,144
Elanco Animal Health, Inc. (a)	203,685	5,780,580
Eli Lilly and Co.	120,782	33,362,404
Novartis AG (ADR) (b)	89,140	7,797,076
Pfizer, Inc.	588,959	34,778,029
Zoetis, Inc.	56,615	13,815,759

		134,250,595

Professional Services—1.5%
Equifax, Inc.	8,825	2,583,872
IHS Markit, Ltd.	212,161	28,200,440
TransUnion	7,178	851,167
TriNet Group, Inc. (a)	117,068	11,151,898

		42,787,377

Road & Rail—0.6%
J.B. Hunt Transport Services, Inc.	19,650	4,016,460
Uber Technologies, Inc. (a)	312,602	13,107,402

		17,123,862

Semiconductors & Semiconductor Equipment—5.5%
Advanced Micro Devices, Inc. (a) (b)	240,729	34,640,903
KLA Corp.	30,454	13,098,570
Marvell Technology, Inc.	301,379	26,367,649
Micron Technology, Inc.	211,385	19,690,513
NVIDIA Corp.	49,055	14,427,566
Teradyne, Inc. (b)	81,045	13,253,289
Texas Instruments, Inc.	132,604	24,991,876

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc.	32,514	6,893,943

		153,364,309

Software—10.0%
Adobe, Inc. (a)	23,905	13,555,569
Avalara, Inc. (a)	18,732	2,418,489
Ceridian HCM Holding, Inc. (a) (b)	36,371	3,799,315
Confluent, Inc. - Class A (a) (b)	11,200	853,888
Gitlab, Inc. - Class A (a) (b)	9,387	816,669
Guidewire Software, Inc. (a) (b)	33,754	3,832,092
Hashicorp, Inc. - Class A (a) (b)	16,100	1,465,744
Informatica, Inc. - Class A (a)	3,436	127,063
Microsoft Corp.	562,030	189,021,930
Palo Alto Networks, Inc. (a) (b)	3,861	2,149,650
Qualtrics International, Inc. - Class A (a) (b)	66,822	2,365,499
Rapid7, Inc. (a) (b)	21,131	2,486,907
Salesforce.com, Inc. (a)	104,669	26,599,533
SentinelOne, Inc. - Class A (a)	39,682	2,003,544
ServiceNow, Inc. (a)	17,114	11,108,869
UiPath, Inc. - Class A (a) (b)	50,256	2,167,541
Varonis Systems, Inc. (a) (b)	46,003	2,244,026
Workday, Inc. - Class A (a)	32,261	8,813,060

		275,829,388

Specialty Retail—2.1%
Five Below, Inc. (a) (b)	34,594	7,157,153
Ross Stores, Inc.	98,683	11,277,493
TJX Cos., Inc. (The)	323,101	24,529,828
Ulta Beauty, Inc. (a) (b)	39,447	16,265,576

		59,230,050

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	614,132	109,051,419

Textiles, Apparel & Luxury Goods—0.2%
PVH Corp. (b)	61,729	6,583,398

Tobacco—0.7%
Philip Morris International, Inc.	196,689	18,685,455

Wireless Telecommunication Services—0.6%
T-Mobile U.S., Inc. (a) (b)	138,906	16,110,318

Total Common Stocks (Cost $1,989,785,368)		2,743,400,413

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investment—1.0%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $28,966,830; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $29,546,249.	28,966,830	$28,966,830

Total Short-Term Investments (Cost $28,966,830)		28,966,830

Securities Lending Reinvestments (c)—12.8%

Certificates of Deposit—4.1%
Bank of Montreal 0.300%, 06/02/22	6,000,000	6,000,378
Bank of Nova Scotia 0.320%, 06/07/22	8,000,000	8,000,976
Barclays Bank plc 0.180%, 04/07/22	10,000,000	9,998,570
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	5,000,000	4,999,900
0.170%, 03/18/22	7,000,000	6,999,510
Credit Industriel et Commercial Zero Coupon, 04/14/22	6,000,000	5,995,920
Credit Suisse (NY) 0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	7,000,000	7,000,245
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.150%, 01/11/22	5,000,000	5,000,075
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	2,500,000	2,498,075
0.160%, 03/02/22	3,000,000	2,999,850
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	5,000,000	4,999,795
0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,500,000	1,498,980
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	5,000,000	5,000,005
Societe Generale 0.150%, 03/15/22	2,000,000	1,999,794
Standard Chartered Bank (NY)
0.150%, 02/02/22	5,000,000	5,000,095
0.170%, 03/28/22	5,000,000	4,999,530
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	6,000,000	5,999,244
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	6,000,000	5,998,980
Zero Coupon, 03/21/22	2,000,000	1,999,080
Zero Coupon, 04/19/22	3,000,000	2,997,840

		112,986,192

Commercial Paper—0.9%
Antalis S.A. 0.230%, 03/01/22	4,000,000	3,998,276
Macquarie Bank Ltd. 0.270%, 03/07/22	8,000,000	7,995,968
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114
UBS AG
0.240%, 03/30/22	6,000,000	5,994,210
0.350%, 06/08/22	5,000,000	4,990,715

		24,978,283

Master Demand Notes—0.2%
Natixis Financial Products LLC 0.320%, OBFR + 0.250%, 01/03/22 (d)	5,000,000	5,000,000

Repurchase Agreements—6.8%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by various Common Stock with an aggregate market value of $2,222,700.	2,000,000	2,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $51,789,327; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $52,825,070.	51,789,284	51,789,284
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $4,135,298.	4,000,000	4,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $800,010; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $816,013.	800,000	800,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $6,006,650; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $6,594,982.	6,000,000	$6,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $27,300,372; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $27,857,825.	27,300,000	27,300,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $23,100,898; collateralized by various Common Stock with an aggregate market value of $25,671,529.	23,100,000	23,100,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $20,000,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $20,400,091.	20,000,000	20,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $15,000,238; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $16,663,149.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $32,283; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $35,861.	32,282	32,282
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $2,000,097; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $2,222,420.	2,000,000	2,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $3,000,933; collateralized by various Common Stock with an aggregate market value of $3,333,363.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $14,700,208; collateralized by various Common Stock with an aggregate market value of $16,333,745.	14,700,000	14,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,463,472; collateralized by various Common Stock with an aggregate market value of $1,626,057.	1,463,415	1,463,415

		188,184,981

Time Deposits—0.5%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	11,000,000	11,000,000
Rabobank (New York) 0.050%, 01/03/22	3,000,000	3,000,000

		14,000,000

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	2,100,000	2,100,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (e)	5,000,000	5,000,000

		8,100,000

Total Securities Lending Reinvestments (Cost $353,259,123)		353,249,456

Total Investments—112.9% (Cost $2,372,011,321)		3,125,616,699
Other assets and liabilities (net)—(12.9)%		(357,700,346)

Net Assets—100.0%		$2,767,916,353

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $345,577,277 and the collateral received consisted of cash in the amount of $353,237,290 and non-cash collateral with a value of $790,985. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,743,400,413	$—	$—	$2,743,400,413
Total Short-Term Investment*	—	28,966,830	—	28,966,830
Securities Lending Reinvestments
Certificates of Deposit	—	112,986,192	—	112,986,192
Commercial Paper	—	24,978,283	—	24,978,283
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	188,184,981	—	188,184,981
Time Deposits	—	14,000,000	—	14,000,000
Mutual Funds	8,100,000	—	—	8,100,000
Total Securities Lending Reinvestments	8,100,000	345,149,456	—	353,249,456
Total Investments	$2,751,500,413	$374,116,286	$—	$3,125,616,699

Collateral for Securities Loaned (Liability)	$—	$(353,237,290)	$—	$(353,237,290)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$3,125,616,699
Cash	26,155
Receivable for:
Investments sold	70,650
Fund shares sold	280,424
Dividends	1,593,169
Prepaid expenses	7,853

Total Assets	3,127,594,950
Liabilities
Collateral for securities loaned	353,237,290
Payables for:
Investments purchased	1,853,176
Fund shares redeemed	2,930,168
Accrued Expenses:
Management fees	1,115,427
Distribution and service fees	35,809
Deferred trustees’ fees	189,880
Other expenses	316,847

Total Liabilities	359,678,597

Net Assets	$2,767,916,353

Net Assets Consist of:
Paid in surplus	$1,517,258,122
Distributable earnings (Accumulated losses)	1,250,658,231

Net Assets	$2,767,916,353

Net Assets
Class A	$2,561,988,013
Class B	118,077,053
Class E	87,851,287
Capital Shares Outstanding*
Class A	134,695,378
Class B	6,400,394
Class E	4,677,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.02
Class B	18.45
Class E	18.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,372,011,321.
(b)	Includes securities loaned at value of $345,577,277.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$31,259,662
Securities lending income	403,906

Total investment income	31,663,568
Expenses
Management fees	14,982,478
Administration fees	100,515
Custodian and accounting fees	163,301
Distribution and service fees—Class B	294,677
Distribution and service fees—Class E	128,695
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	98,210
Insurance	18,118
Miscellaneous	20,705

Total expenses	15,942,610
Less management fee waiver	(1,932,238)
Less broker commission recapture	(16,749)

Net expenses	13,993,623

Net Investment Income	17,669,945

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	491,086,870
Futures contracts	101,730
Foreign currency transactions	37

Net realized gain (loss)	491,188,637

Net change in unrealized appreciation (depreciation) on:
Investments	80,744,035
Futures contracts	(138,276)

Net change in unrealized appreciation (depreciation)	80,605,759

Net realized and unrealized gain (loss)	571,794,396

Net Increase (Decrease) in Net Assets From Operations	$589,464,341

(a)	Net of foreign withholding taxes of $326,246.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,669,945	$22,490,718
Net realized gain (loss)	491,188,637	261,374,790
Net change in unrealized appreciation (depreciation)	80,605,759	198,281,806

Increase (decrease) in net assets from operations	589,464,341	482,147,314

From Distributions to Shareholders
Class A	(268,179,609)	(160,416,251)
Class B	(12,701,849)	(8,014,611)
Class E	(9,253,185)	(5,290,910)

Total distributions	(290,134,643)	(173,721,772)

Increase (decrease) in net assets from capital share transactions	(118,466,615)	(106,368,207)

Total increase (decrease) in net assets	180,863,083	202,057,335

Net Assets
Beginning of period	2,587,053,270	2,384,995,935

End of period	$2,767,916,353	$2,587,053,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	620,046	$11,328,152	742,897	$10,046,530
Reinvestments	15,619,080	268,179,609	11,900,315	160,416,251
Redemptions	(21,137,151)	(385,159,212)	(17,537,227)	(262,366,481)

Net increase (decrease)	(4,898,025)	$(105,651,451)	(4,894,015)	$(91,903,700)

Class B
Sales	409,790	$7,182,357	676,766	$9,248,192
Reinvestments	761,502	12,701,849	609,940	8,014,611
Redemptions	(1,732,149)	(30,523,206)	(1,904,878)	(27,456,245)

Net increase (decrease)	(560,857)	$(10,639,000)	(618,172)	$(10,193,442)

Class E
Sales	245,766	$4,472,136	147,045	$1,978,790
Reinvestments	545,267	9,253,185	396,620	5,290,910
Redemptions	(884,124)	(15,901,485)	(801,161)	(11,540,765)

Net increase (decrease)	(93,091)	$(2,176,164)	(257,496)	$(4,271,065)

Increase (decrease) derived from capital shares transactions		$(118,466,615)		$(106,368,207)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.12	$15.21	$13.19	$16.02	$13.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.15	0.17	0.17	0.16
Net realized and unrealized gain (loss)	3.84	2.92	3.82	(0.93)	2.82

Total income (loss) from investment operations	3.96	3.07	3.99	(0.76)	2.98

Less Distributions
Distributions from net investment income	(0.17)	(0.17)	(0.18)	(0.17)	(0.17)
Distributions from net realized capital gains	(1.89)	(0.99)	(1.79)	(1.90)	(0.56)

Total distributions	(2.06)	(1.16)	(1.97)	(2.07)	(0.73)

Net Asset Value, End of Period	$19.02	$17.12	$15.21	$13.19	$16.02

Total Return (%) (b)	24.38	22.27	32.07	(6.15)	22.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.59	0.59	0.58	0.58
Net ratio of expenses to average net assets (%) (c)(d)	0.50	0.51	0.51	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.67	1.00	1.14	1.12	1.08
Portfolio turnover rate (%)	60	76	55	64	63
Net assets, end of period (in millions)	$2,562.0	$2,390.3	$2,197.0	$1,896.0	$2,293.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.67	$14.83	$12.90	$15.71	$13.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.11	0.13	0.13	0.12
Net realized and unrealized gain (loss)	3.73	2.86	3.73	(0.91)	2.77

Total income (loss) from investment operations	3.80	2.97	3.86	(0.78)	2.89

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.14)	(0.13)	(0.13)
Distributions from net realized capital gains	(1.89)	(0.99)	(1.79)	(1.90)	(0.56)

Total distributions	(2.02)	(1.13)	(1.93)	(2.03)	(0.69)

Net Asset Value, End of Period	$18.45	$16.67	$14.83	$12.90	$15.71

Total Return (%) (b)	24.03	22.03	31.70	(6.40)	21.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)(d)	0.75	0.76	0.76	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.42	0.75	0.89	0.87	0.83
Portfolio turnover rate (%)	60	76	55	64	63
Net assets, end of period (in millions)	$118.1	$116.0	$112.4	$100.8	$129.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.93	$15.05	$13.07	$15.89	$13.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.12	0.14	0.15	0.14
Net realized and unrealized gain (loss)	3.79	2.90	3.79	(0.92)	2.80

Total income (loss) from investment operations	3.88	3.02	3.93	(0.77)	2.94

Less Distributions
Distributions from net investment income	(0.14)	(0.15)	(0.16)	(0.15)	(0.15)
Distributions from net realized capital gains	(1.89)	(0.99)	(1.79)	(1.90)	(0.56)

Total distributions	(2.03)	(1.14)	(1.95)	(2.05)	(0.71)

Net Asset Value, End of Period	$18.78	$16.93	$15.05	$13.07	$15.89

Total Return (%) (b)	24.20	22.10	31.83	(6.29)	21.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.74	0.74	0.73	0.73
Net ratio of expenses to average net assets (%) (c)(d)	0.65	0.66	0.66	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.52	0.85	0.99	0.97	0.93
Portfolio turnover rate (%)	60	76	55	64	63
Net assets, end of period (in millions)	$87.9	$80.8	$75.7	$64.9	$78.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2021 through 2017. (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $28,966,830. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $188,184,981. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. As of December 31, 2021, the Portfolio had no open futures contracts.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$101,730

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(138,276)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,861,760

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,600,991,714	$0	$1,996,555,282

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $4,894,960 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$14,982,478	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $997,950 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $934,288 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,377,288,478

Gross unrealized appreciation	777,025,878
Gross unrealized (depreciation)	(28,697,653)

Net unrealized appreciation (depreciation)	$748,328,225

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$61,754,573	$45,879,342	$228,380,070	$127,842,430	$290,134,643	$173,721,772

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$144,046,976	$358,472,915	$748,328,221	$—	$1,250,848,112

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Wellington Large Cap Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one-year period ended June 30, 2021 and underperformed the median of that Performance Universe for the three- and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2021 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021. The Portfolio also outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the three-year period ended October 31, 2021 and underperformed its benchmark for the one- and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the CBRE Global Real Estate Portfolio returned 34.70%, 34.42%, and 34.56%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index¹, returned 26.09%.

MARKET ENVIRONMENT / CONDITIONS

For 2021, real estate stocks finished up 26%, outpacing returns of broader market equities and bonds. After several years of relative underperformance, real estate stocks were among the best performing asset classes in 2021. Rising from the depths of the “pandemic recession” in 2020, real estate stocks benefited from improving employment, pent-up consumer demand, and supportive government and central bank policies. From a regional standpoint in 2021, the Americas region was the best-performing region, up 41%, as both Canada (+34.8%) and the U.S. (+41.3%) delivered strong performance. Meanwhile, Europe (+9.7%) and the Asia-Pacific region (+3.9%) lagged but still delivered positive total return.

In the U.S., performance was driven by the Mall sector (+90%) and the Shopping Center sector (+61%). Both sectors materially underperformed in 2020. The Storage (+78%) and Industrial (61%) sectors also delivered solid performance due to consistent earnings beats and dividend increases. The Hotel (+15%) and Healthcare (+17%) sectors were underperformers due to the ongoing COVID-19 pandemic and its impact on these sectors. In Europe, the United Kingdom (the “U.K.”) (+27%) delivered notable performance, which was led by names in the Storage and Industrial sectors. Performance on the Continent (+3%) was modestly positive but was hampered by ongoing lockdowns and social restrictions. In Asia-Pacific region, sub-par performance was related to the pandemic. Notably, property stocks in Hong Kong were also impacted by headline news surrounding Chinese residential developer Evergrande and the resolution of its outstanding liquidity issues.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as value was added in each of the three major geographic regions. Stock selection and sector allocation decisions each contributed materially to relative performance during the period. The Americas region was the top contributor to performance, while the Asia-Pacific region and Europe contributed to a lesser degree.

In the Americas, positioning in the U.S. and Canada was positive. Stock selection in the U.S. was led by the outperformance of Portfolio holdings in the Net Lease, Residential, Industrial, and Storage sectors. Sector allocation decisions contributed to relative performance in most sectors, with overweights to the outperforming Mall, Storage, and Industrial sectors adding the most value. An overweight to the underperforming Hotel sector was the only material detractor. In the Asia-Pacific region, stock selection added value within the region as holdings in Australia and Japan drove the outperformance. Sector allocation within the region was a modest drag as positive positioning in Singapore was overshadowed by sub-par allocations elsewhere in the region.

In Europe, positioning in the U.K. helped performance while positioning on the Continent was a slight drag on performance. In the U.K., stock selection benefited from holdings in the Storage and Industrial sectors, which were notable outperformers for the year. Meanwhile, sector allocation was a modest contributor to relative performance. On the Continent, stock selection in the German Residential sector was the primary source of relative underperformance, more than offsetting a positive contribution from sector allocation within the region.

In the U.S., we were overweight Storage, Residential, Malls, Towers, and Hotels at period-end. In Japan, we preferred Industrial, mid-cap diversified office Japanese Real Estate Investment Trusts that were providing earnings resiliency at a very attractive relative valuation and select Japanese Real Estate Operating Companies that had committed to improving their corporate governance. In Hong Kong, we were overweight diversified companies with a commercial bias and non-discretionary retail. In Australia, we preferred asset managers and a few select diversified companies at period-end.

BHFTI-1

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*—(Continued)

In the U.K., we favored the storage and industrial sectors. Within Continental Europe, we owned industrial companies, German residential companies, and property companies in markets with a positive earnings growth profile, which favors mid to small cap stocks in the Nordics.

T. Ritson Ferguson^

Joseph P. Smith

Christopher S. Reich

Portfolio Managers

CBRE Investment Management Listed Real Assets LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ T. Ritson Ferguson relinquished his portfolio management duties for the Portfolio effective December 31, 2021.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-2

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
CBRE Global Real Estate Portfolio
Class A	34.70	10.29	9.28
Class B	34.42	10.02	9.01
Class E	34.56	10.14	9.12
FTSE EPRA /NAREIT Developed Index	26.09	7.81	8.64

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
ProLogis, Inc. (REIT)	7.4
Simon Property Group, Inc. (REIT)	6.3
Extra Space Storage, Inc. (REIT)	5.0
Invitation Homes, Inc. (REIT)	3.9
Realty Income Corp. (REIT)	3.7
Camden Property Trust (REIT)	3.2
Sun Communities, Inc. (REIT)	3.0
CubeSmart (REIT)	2.6
Duke Realty Corp. (REIT)	2.6
Mid-America Apartment Communities, Inc. (REIT)	2.2

Top Countries

% of Net Assets
United States	62.2
Japan	9.1
Hong Kong	4.7
Australia	4.5
Germany	4.4
United Kingdom	3.8
Sweden	2.9
Singapore	2.4
Canada	2.1
Belgium	1.4

BHFTI-3

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.61%	$1,000.00	$1,141.20	$3.29
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B (a)	Actual	0.86%	$1,000.00	$1,140.40	$4.64
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E (a)	Actual	0.76%	$1,000.00	$1,141.30	$4.10
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Schedule of Investments as of December 31, 2021

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—4.5%
Charter Hall Group (REIT)	1,174,244	$17,618,008
Dexus (REIT)	1,505,044	12,179,848
Goodman Group (REIT)	304,628	5,882,448
Lifestyle Communities, Ltd.	260,256	3,946,265
Mirvac Group (REIT)	5,538,990	11,744,258
Vicinity Centres (REIT)	7,621,192	9,388,641

		60,759,468

Belgium—1.4%
Montea CVA (REIT)	35,806	5,389,768
Shurgard Self Storage S.A.	124,718	8,164,440
Warehouses De Pauw CVA (REIT)	117,556	5,646,800

		19,201,008

Canada—2.1%
Boardwalk Real Estate Investment Trust (REIT) (a)	148,796	6,449,650
Canadian Apartment Properties (REIT) (a)	154,262	7,312,186
H&R Real Estate Investment Trust (REIT) (a)	713,185	9,161,830
Summit Industrial Income REIT (a)	324,005	6,019,303

		28,942,969

China—0.5%
ESR Cayman, Ltd. (b)	1,941,487	6,571,562

France—0.5%
Unibail-Rodamco-Westfield (REIT) (b)	93,568	6,523,149

Germany—4.4%
Aroundtown S.A.	1,675,742	10,149,723
Deutsche Euroshop AG	256,797	4,280,203
Grand City Properties S.A.	246,153	5,850,236
LEG Immobilien AG	94,399	13,186,648
Vonovia SE	477,358	26,358,018

		59,824,828

Hong Kong—4.7%
CK Asset Holdings, Ltd.	1,100,887	6,942,392
Hang Lung Properties, Ltd.	3,960,606	8,147,687
Link REIT (The) (REIT)	2,667,593	23,500,270
New World Development Co., Ltd.	1,709,498	6,767,202
Sino Land Co., Ltd.	7,363,333	9,172,641
Swire Properties, Ltd.	3,607,748	9,041,732

		63,571,924

Ireland—0.2%
Hibernia REIT plc (REIT)	2,095,651	3,099,200

Japan—9.1%
Activia Properties, Inc. (REIT)	2,741	9,912,733
AEON REIT Investment Corp. (REIT)	4,348	6,089,587
Hulic Co., Ltd. (a)	1,191,595	11,313,367
Japan Hotel REIT Investment Corp. (REIT)	3,985	1,947,048
Kenedix Office Investment Corp. (REIT)	1,763	10,892,073
LaSalle Logiport (REIT)	10,666	18,774,124
Mitsui Fudosan Co., Ltd.	1,151,791	22,816,153

Japan—(Continued)
Nomura Real Estate Holdings, Inc.	548,843	12,630,789
Orix JREIT, Inc. (REIT)	5,462	8,537,602
Sankei Real Estate, Inc. (REIT)	6,223	6,459,308
Tokyu Fudosan Holdings Corp.	2,558,383	14,302,326

		123,675,110

Singapore—2.4%
Ascendas Real Estate Investment Trust (REIT)	6,268,245	13,728,159
CapitaLand Mall Trust (REIT)	7,145,275	10,821,624
Mapletree North Asia Commercial Trust (REIT) (c) (d)	10,098,529	8,320,263

		32,870,046

Sweden—2.9%
Castellum AB (a)	494,635	13,265,148
Catena AB	157,013	9,800,142
Samhallsbyggnadsbolaget i Norden AB	2,237,641	16,326,218

		39,391,508

United Kingdom—3.8%
Big Yellow Group plc (REIT)	435,953	10,057,829
Land Securities Group plc (REIT)	224,973	2,359,492
Safestore Holdings plc (REIT)	480,432	9,152,901
Segro plc (REIT)	935,632	18,174,871
Tritax Big Box REIT plc (REIT)	3,288,983	11,077,581

		50,822,674

United States—62.2%
Alexandria Real Estate Equities, Inc. (REIT)	114,817	25,599,598
American Campus Communities, Inc. (REIT)	183,312	10,501,944
American Tower Corp. (REIT) (a)	37,239	10,892,408
Apartment Income REIT Corp. (REIT) (a)	157,192	8,593,687
AvalonBay Communities, Inc. (REIT)	75,765	19,137,481
Camden Property Trust (REIT) (a)	246,089	43,971,183
Crown Castle International Corp. (REIT)	142,923	29,833,747
CubeSmart (REIT)	617,169	35,123,088
DiamondRock Hospitality Co. (REIT) (a) (b)	535,071	5,142,032
Digital Realty Trust, Inc. (REIT)	135,427	23,952,973
Duke Realty Corp. (REIT)	531,739	34,903,348
Equinix, Inc. (REIT)	23,149	19,580,350
Extra Space Storage, Inc. (REIT) (a)	301,336	68,321,911
Healthcare Trust of America, Inc. (REIT)—Class A	593,019	19,800,904
Host Hotels & Resorts, Inc. (REIT) (a) (b)	1,585,830	27,577,584
Hudson Pacific Properties, Inc. (REIT) (a)	217,676	5,378,774
Invitation Homes, Inc. (REIT)	1,155,496	52,390,189
Life Storage, Inc. (REIT) (a)	125,162	19,172,315
Mid-America Apartment Communities, Inc. (REIT) (a)	132,523	30,406,077
National Retail Properties, Inc. (REIT) (a)	245,265	11,789,889
Pebblebrook Hotel Trust (REIT) (a)	415,884	9,303,325
Piedmont Office Realty Trust, Inc. (REIT)—Class A (a)	285,756	5,252,195
ProLogis, Inc. (REIT)	597,975	100,675,071
Realty Income Corp. (REIT) (a)	709,026	50,759,171
Regency Centers Corp. (REIT) (a)	175,463	13,221,137
Simon Property Group, Inc. (REIT)	533,016	85,159,966
Spirit Realty Capital, Inc. (REIT)	302,790	14,591,450
Sun Communities, Inc. (REIT)	195,649	41,080,421

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Sunstone Hotel Investors, Inc. (REIT) (a) (b)	691,586	$8,112,304
Welltower, Inc. (REIT)	175,841	15,081,883

		845,306,405

Total Common Stocks (Cost$1,062,325,468)		1,340,559,851

Short-Term Investment — 0.5%

Repurchase Agreement —0.5%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $6,907,471; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $7,045,664.	6,907,471	6,907,471

Total Short-Term Investments (Cost $6,907,471)		6,907,471

Securities Lending Reinvestments(e)—7.0%

Certificates of Deposit —0.6%
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Cooperatieve Rabobank UA 0.170%, 03/18/22	1,500,000	1,499,895
Credit Suisse (NY) 0.270%, 03/18/22	1,000,000	1,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	2,000,000	2,000,070
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	600,000	599,592
0.240%, 3M LIBOR + 0.020%, 03/25/22 (f)	1,000,000	1,000,001

		8,099,272

Commercial Paper—0.1%
UBS AG
0.240%, 03/30/22	2,000,000	1,998,070

Repurchase Agreements—4.9%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by various Common Stock with an aggregate market value of $3,334,050.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $5,265,658; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22—11/15/51, and an aggregate market value of $5,370,966.	5,265,653	5,265,653

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—4.375%, maturity dates ranging from 01/15/22—11/15/43, and various Common Stock with an aggregate market value of $2,067,649.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $2,170,196.	2,000,000	2,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $10,200,004.	10,000,000	10,000,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $3,003,325; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $3,297,491.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $6,000,035; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $6,122,826.	6,000,000	6,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $6,400,087; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $6,530,772.	6,400,000	6,400,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $6,000,233; collateralized by various Common Stock with an aggregate market value of $6,667,930.	6,000,000	6,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $9,200,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $10,220,065.	9,200,000	9,200,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $8,000,113; collateralized by various Common Stock with an aggregate market value of $8,889,113.	8,000,000	$8,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,691,278; collateralized by various Common Stock with an aggregate market value of $6,323,556.	5,691,057	5,691,057

		67,056,710

Time Deposit—0.2%
Rabobank (New York) 0.050%, 01/03/22	2,000,000	2,000,000

Mutual Funds—1.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	8,000,000	8,000,000
Goldman Sachs Financial Square Government Fund, Institutional Share 0.030% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (g)	4,050,000	4,050,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	2,000,000	2,000,000

		16,050,000

Total Securities Lending Reinvestments (Cost $95,205,302)		95,204,052

Total Investments—106.2% (Cost $1,164,438,241)		1,442,671,374
Other assets and liabilities (net)—(6.2)%		(83,958,516)

Net Assets—100.0%		$1,358,712,858

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $108,619,171 and the collateral received consisted of cash in the amount of $95,202,614 and non-cash collateral with a value of $17,733,597. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.6% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Retail REIT’s	17.1
Specialized REIT’s	16.6
Industrial REIT’s	16.2
Residential REIT’s	16.2
Real Estate Operating Companies	10.0
Office REIT’s	5.7
Diversified Real Estate Activities	4.6
Diversified REIT’s	4.4
Hotel & Resort REITs	3.8
Health Care REITs	2.6

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
Other Abbreviations
(REIT)—	Real Estate Investment Trust

BHFTI-7

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$60,759,468	$—	$60,759,468
Belgium	—	19,201,008	—	19,201,008
Canada	28,942,969	—	—	28,942,969
China	—	6,571,562	—	6,571,562
France	—	6,523,149	—	6,523,149
Germany	—	59,824,828	—	59,824,828
Hong Kong	—	63,571,924	—	63,571,924
Ireland	—	3,099,200	—	3,099,200
Japan	—	123,675,110	—	123,675,110
Singapore	—	24,549,783	8,320,263	32,870,046
Sweden	—	39,391,508	—	39,391,508
United Kingdom	—	50,822,674	—	50,822,674
United States	845,306,405	—	—	845,306,405
Total Common Stocks	874,249,374	457,990,214	8,320,263	1,340,559,851
Total Short-Term Investment*	—	6,907,471	—	6,907,471
Securities Lending Reinvestments
Certificates of Deposit	—	8,099,272	—	8,099,272
Commercial Paper	—	1,998,070	—	1,998,070
Repurchase Agreements	—	67,056,710	—	67,056,710
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	16,050,000	—	—	16,050,000
Total Securities Lending Reinvestments	16,050,000	79,154,052	—	95,204,052
Total Investments	$890,299,374	$544,051,737	$8,320,263	$1,442,671,374

Collateral for Securities Loaned (Liability)	$—	$(95,202,614)	$—	$(95,202,614)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

BHFTI-8

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,442,671,374
Cash denominated in foreign currencies (c)	1,743,173
Receivable for:
Investments sold	8,833,552
Fund shares sold	4,660,068
Dividends	3,993,841
Prepaid expenses	3,993

Total Assets	1,461,906,001
Liabilities
Collateral for securities loaned	95,202,614
Payables for:
Investments purchased	2,847,522
Fund shares redeemed	3,898,746
Accrued Expenses:
Management fees	646,931
Distribution and service fees	104,876
Deferred trustees’ fees	189,880
Other expenses	302,574

Total Liabilities	103,193,143

Net Assets	$1,358,712,858

Net Assets Consist of:
Paid in surplus	$947,406,569
Distributable earnings (Accumulated losses)	411,306,289

Net Assets	$1,358,712,858

Net Assets
Class A	$834,652,144
Class B	492,260,583
Class E	31,800,131
Capital Shares Outstanding*
Class A	55,526,778
Class B	32,934,331
Class E	2,117,813
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.03
Class B	14.95
Class E	15.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,164,438,241.
(b)	Includes securities loaned at value of $108,619,171.
(c)	Identified cost of cash denominated in foreign currencies was $1,727,499.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$28,971,445
Securities lending income	315,559

Total investment income	29,287,004
Expenses
Management fees	8,152,831
Administration fees	58,419
Custodian and accounting fees	225,526
Distribution and service fees—Class B	1,180,590
Distribution and service fees—Class E	44,616
Audit and tax services	49,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	76,154
Insurance	8,595
Miscellaneous	29,556

Total expenses	9,917,198
Less management fee waiver	(513,894)
Less broker commission recapture	(106,092)

Net expenses	9,297,212

Net Investment Income	19,989,792

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	208,844,357
Foreign currency transactions	(554,782)

Net realized gain (loss)	208,289,575

Net change in unrealized appreciation (depreciation) on:
Investments	164,528,713
Foreign currency transactions	(20,842)

Net change in unrealized appreciation (depreciation)	164,507,871

Net realized and unrealized gain (loss)	372,797,446

Net Increase (Decrease) in Net Assets From Operations	$392,787,238

(a)	Net of foreign withholding taxes of $1,588,507.

BHFTI-9

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,989,792	$47,795,466
Net realized gain (loss)	208,289,575	(71,150,897)
Net change in unrealized appreciation (depreciation)	164,507,871	(16,559,933)

Increase (decrease) in net assets from operations	392,787,238	(39,915,364)

From Distributions to Shareholders
Class A	(25,070,933)	(47,670,011)
Class B	(13,592,164)	(26,792,755)
Class E	(880,014)	(1,705,382)

Total distributions	(39,543,111)	(76,168,148)

Increase (decrease) in net assets from capital share transactions	(254,579,358)	107,453,416

Total increase (decrease) in net assets	98,664,769	(8,630,096)

Net Assets
Beginning of period	1,260,048,089	1,268,678,185

End of period	$1,358,712,858	$1,260,048,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	740,107	$9,675,494	7,831,114	$78,078,303
Reinvestments	1,873,762	25,070,933	4,705,825	47,670,011
Redemptions	(15,511,467)	(209,253,658)	(3,252,739)	(36,495,646)

Net increase (decrease)	(12,897,598)	$(174,507,231)	9,284,200	$89,252,668

Class B
Sales	1,220,598	$16,267,709	4,033,494	$40,348,558
Reinvestments	1,020,433	13,592,164	2,655,377	26,792,755
Redemptions	(8,062,699)	(106,967,473)	(4,391,455)	(48,106,828)

Net increase (decrease)	(5,821,668)	$(77,107,600)	2,297,416	$19,034,485

Class E
Sales	169,891	$2,274,373	292,895	$3,124,252
Reinvestments	65,771	880,014	168,350	1,705,382
Redemptions	(456,577)	(6,118,914)	(535,891)	(5,663,371)

Net increase (decrease)	(220,915)	$(2,964,527)	(74,646)	$(833,737)

Increase (decrease) derived from capital shares transactions		$(254,579,358)		$107,453,416

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021		2020		2019	2018	2017
Net Asset Value, Beginning of Period	$11.53		$12.97		$10.72	$12.45	$11.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.47		0.30	0.30	0.25
Net realized and unrealized gain (loss)	3.70		(1.16)		2.36	(1.29)	1.01

Total income (loss) from investment operations	3.91		(0.69)		2.66	(0.99)	1.26

Less Distributions
Distributions from net investment income	(0.41)		(0.52)		(0.41)	(0.74)	(0.45)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00

Total distributions	(0.41)		(0.75)		(0.41)	(0.74)	(0.45)

Net Asset Value, End of Period	$15.03		$11.53		$12.97	$10.72	$12.45

Total Return (%) (b)	34.35	(c)(d)	(4.53	)(c)(d)	25.10	(8.36)	10.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65		0.67		0.67	0.66	0.66
Net ratio of expenses to average net assets (%) (e)	0.62		0.64		0.65	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	1.59		4.35		2.47	2.60	2.07
Portfolio turnover rate (%)	70		93		77	106	91
Net assets, end of period (in millions)	$834.7		$788.7		$767.0	$747.2	$893.7

	Class B
	Year Ended December 31,
	2021		2020		2019	2018	2017
Net Asset Value, Beginning of Period	$11.47		$12.90		$10.66	$12.39	$11.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.43		0.27	0.27	0.22
Net realized and unrealized gain (loss)	3.68		(1.14)		2.35	(1.30)	1.01

Total income (loss) from investment operations	3.86		(0.71)		2.62	(1.03)	1.23

Less Distributions
Distributions from net investment income	(0.38)		(0.49)		(0.38)	(0.70)	(0.42)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00

Total distributions	(0.38)		(0.72)		(0.38)	(0.70)	(0.42)

Net Asset Value, End of Period	$14.95		$11.47		$12.90	$10.66	$12.39

Total Return (%) (b)	34.07	(c)(d)	(4.77	)(c)(d)	24.81	(8.64)	10.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90		0.92		0.92	0.91	0.91
Net ratio of expenses to average net assets (%) (e)	0.87		0.89		0.90	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	1.35		4.03		2.22	2.34	1.81
Portfolio turnover rate (%)	70		93		77	106	91
Net assets, end of period (in millions)	$492.3		$444.4		$470.4	$448.8	$561.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021		2020		2019	2018	2017
Net Asset Value, Beginning of Period	$11.52		$12.96		$10.70	$12.44	$11.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.44		0.29	0.28	0.23
Net realized and unrealized gain (loss)	3.70		(1.15)		2.36	(1.30)	1.02

Total income (loss) from investment operations	3.89		(0.71)		2.65	(1.02)	1.25

Less Distributions
Distributions from net investment income	(0.39)		(0.50)		(0.39)	(0.72)	(0.43)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00

Total distributions	(0.39)		(0.73)		(0.39)	(0.72)	(0.43)

Net Asset Value, End of Period	$15.02		$11.52		$12.96	$10.70	$12.44

Total Return (%) (b)	34.21	(c)(d)	(4.71	)(c)(d)	25.05	(8.60)	10.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80		0.82		0.82	0.81	0.81
Net ratio of expenses to average net assets (%) (e)	0.77		0.79		0.80	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	1.47		4.05		2.33	2.44	1.91
Portfolio turnover rate (%)	70		93		77	106	91
Net assets, end of period (in millions)	$31.8		$26.9		$31.3	$27.9	$35.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and 33.85% for the year ended December 31, 2021, and (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-14

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $6,907,471. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $67,056,710. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

BHFTI-16

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$921,018,778	$0	$1,172,617,269

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$8,152,831	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Investment Management Listed Real Assets LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

An identical agreement was in effect for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-17

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,178,980,276

Gross unrealized appreciation	287,094,557
Gross unrealized (depreciation)	(23,399,188)

Net unrealized appreciation (depreciation)	$263,695,369

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$39,543,111	$52,759,259	$—	$23,408,889	$39,543,111	$76,168,148

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$69,448,358	$78,334,174	$263,717,921	$—	$411,500,453

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-18

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $48,324,974 and accumulated long-term capital losses of $13,763,438.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-19

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the CBRE Global Real Estate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the CBRE Global Real Estate Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-23

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-24

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Investment Management Listed Real Assets LLC (formerly, CBRE Clarion Securities LLC) regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed By Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B and E shares of the Harris Oakmark International Portfolio returned 8.66%, 8.44%, and 8.52%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 11.26%.

MARKET ENVIRONMENT / CONDITIONS

Global markets moved higher in the first quarter as COVID-19 vaccines reached more and more people. In the U.S., newly elected President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500 Index soared to record highs. By the end of the second quarter, global COVID-19 cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

That said, a new wave of COVID-19 cases brought on by the Delta variant resulted in a slowdown in economic reopenings around the world, as well as new economic restrictions in Asia and Australia. Simultaneously, the Chinese government implemented increased regulations on a range of businesses, including technology companies, prompting unease across global markets. Later, energy suppliers rushed to ramp up production to meet growing demand. However, a supply shortage and bottlenecks at major U.S. ports sent U.S. oil prices in excess of $85 per barrel for the first time since 2014. Natural gas prices also spiked around the world, forcing the suspension of operations at factories in Europe and China. A shortage of semiconductors, in particular, significantly impaired worldwide automobile production. Simultaneously, the new and highly contagious Omicron variant of COVID-19 spread in the fourth quarter, as countries across Europe implemented restrictions once again to combat the spread of the virus.

The Federal Reserve (the “Fed”) slowed its pace of asset purchases in November. The tapering came as the rate of inflation in the U.S. quickened to 6.8% versus the year-ago period. The Fed’s dot plot following its meeting in December called for three rate hikes each in 2022 and 2023. The Bank of Japan and European Central Bank echoed similar sentiments, as they also left interest rates unchanged, while the Bank of England raised its main interest rate from 0.1% to 0.25% following a surge in U.K. inflation to a 10-year high of 5.1% annual growth in November. All things considered, the International Monetary Fund (the “IMF”) slightly lowered its expectations for 2021 global economic growth from 6.0% to 5.9%, with a 4.9% growth rate expected in 2022. The IMF also lowered its outlook for 2021 economic growth in the U.S., Japan and China by 1.0%, 0.4% and 0.1% in October, but raised its estimates for growth in the eurozone by 0.4%.

PORTFOLIO REVIEW /PERIOD END POSITIONING

Stock selection caused the Portfolio to underperform its benchmark, the MSCI EAFE Index, for the year, while country weightings provided a positive effect. Performance compared with the benchmark was hurt most by holdings in China and Germany. Conversely, holdings in the U.K. made the country the largest contributor to relative performance for the year, followed by a less-than-benchmark weighting in Japan.

In terms of absolute collective performance, China (-48%), South Africa (-19%) and Australia (-17%) generated the largest negative collective absolute returns for full-year 2021. That said, 13 of 20 countries in which the Portfolio was invested delivered positive absolute returns for the year, with the largest gains coming from Canada (+37%), the U.K. (+31%) and South Korea (+25%).

The Portfolio’s worst detractors for the year were Alibaba Group (China), Credit Suisse Group (Switzerland) and Continental (Germany). In February, Alibaba Group reported fiscal third-quarter revenue and adjusted earnings that both outpaced market forecasts by slightly more than 3%. Soon after, news outlets reported that officials in China asked Alibaba to dispose of its media assets over concern about the company’s influence over public opinion. In addition, China’s State Administration introduced new regulations for e-commerce platforms. Subsequently, internet companies in China removed Alibaba’s popular UC internet browser from its application stores. In the second quarter of 2021, China’s State Administration for Market Regulation fined Alibaba $2.8 billion, which was the largest antitrust penalty issued in the country’s history. The fine (which represents 4% of the company’s 2019 annual domestic revenue) was imposed because the regulatory body found that Alibaba’s practice of requiring merchants to remain exclusive on its platforms hindered competition. The company stated it does not expect a material impact on its business as a result of the new regulations. Later, the company’s share price plunged upon the release of fiscal full-year earnings. Along with the earnings release, management announced it would reinvest all incremental profits in the next fiscal year, which disappointed investors. Most recently, Alibaba’s second-quarter earnings report disappointed investors as growth meaningfully decelerated during the quarter and management lowered its full-year revenue growth guidance. Factors causing the slowdown in growth include a decrease in the retail spending environment in China, increased competition in e-commerce and Alibaba’s reinvestments into its merchant base, which coincided with recent increased regulation from the Chinese government. At the company’s investor day, we were impressed by Alibaba’s presentation on its growing cloud business, where the company believes its technology lead is at least two years ahead of its peers. Despite the current headwinds facing the company, we remain shareholders of Alibaba as we believe it is an important driver of innovation in China. However, in light of the recent rise in Chinese regulatory concerns, we believe there is slightly greater risk in holding the U.S. ADR shares and subsequently converted the ADR holdings to the local shares.

The share price of Credit Suisse Group suffered upon revelations about the company’s exposure to Greensill Capital followed by its

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed By Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

association with Archegos Capital. Investors sold shares over concerns that an investment fund run by its asset management division had exposure to the now-insolvent Greensill Capital, which specialized in supply chain finance. The lost market cap far surpassed Credit Suisse’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly rated securities or insured investments. At the end of March, Credit Suisse’s share price dropped again as New York-based hedge fund client Archegos Capital defaulted on its margin calls to the company’s prime brokerage business. Credit Suisse Group’s third-quarter earnings results tracked ahead of our fiscal year estimates. Importantly, net new money inflected positively following second-quarter outflows related to the Archegos Capital and Greensill Capital incidents, suggesting to us that the potential reputational damage is less than feared. Following the company’s capital markets day and subsequent conversations with management, we learned that Credit Suisse planned to take additional capital from the lower return/higher risk investment bank and allocate capital towards the higher return/lower risk wealth management segment, a strategy we fully support. The company is also looking to simplify the organization, reduce costs and enhance risk functions.

Continental’s fiscal-year 2020 earnings results were largely in line with consensus expectations. While organic growth across all divisions was better than had been expected, currency headwinds in the rubber and automotive technology segments were also greater than had been anticipated. In the powertrain segment, organic growth topped 13%, driven by a strong take up of electrification technologies and resilient performance from its more mature sensors and controls business, though higher warranty claims and lower research and development reimbursements offset the better sales performance. We spoke with Continental’s new Chief Executive Officer (“CEO”) Nikolai Setzer in March and found him to be more forceful than his predecessor when addressing the need for change and restructuring with a focus on returns on capital employed. He also identified three targeted areas of improvement, including: 1) addressing high-cost manufacturing in Europe via restructuring, 2) developing a greater sense of accountability and transparency, and 3) an increased focus on differentiated management of value and growth businesses. Continental released a mixed set of earnings results in August. The global computer chip shortage drove incremental weakness on the component side, which has impacted light vehicle production globally but also acutely affected Continental more than peers due to its business mix. On the positive side, the company’s tires business is clearly benefiting from a recovery in volumes and pricing, in our view. In September, the company completed the spinoff of Vitesco Technologies, its powertrain business, which we think produced solid results in its final quarter as part of Continental. The following month, the company released its preliminary third quarter earnings where revenue fell below consensus estimates and adjusted earnings margins decreased year-over-year. Citing semiconductor constraints and general supply chain uncertainties, management also lowered guidance for the remainder of the year. In November, Executive Board member and Chief Financial Officer Wolfgang Schäfer was terminated and later replaced with Katja Dürrfeld.

The Portfolio’s top contributors to performance for the year were Glencore (Switzerland), Lloyds Banking Group (U.K.) and CNH Industrial (U.K.). Early in the year, Glencore’s full-year results showed that adjusted earnings in both the industrials and marketing segments exceeded our expectations. Full-year total adjusted earnings of $11.56 billion were also better than market estimates of $10.69 billion. The industrials segment benefited from both a recovery in commodities prices from COVID-19 lows and higher production. Management also proposed a $0.12 per share dividend, which surpassed analysts’ estimates for $0.0625 per share. Later, Glencore’s share price increased after the company released its first-quarter production report late in April, which showed that copper production increased 2.7% year-over-year. Glencore continued to outperform expectations in the third quarter, benefiting from rising commodity prices and a disciplined cost program. Copper, the company’s most important commodity, is benefiting from rising production and lower costs. Glencore held its annual investor day in December, where the company reinforced its plan to emphasize low-cost, large-scale assets in future-facing commodities, while responsibly running down its coal business over time. We appreciate management’s focus on increasing risk-adjusted returns by exiting assets that require a lot of management’s time, are in high-risk jurisdictions, have limited mine-life or face other constraints while not being material financial contributors. Prior to the company’s investor day, we spoke with Chairman Kalidas Madhavpeddi who possesses a solid background within the industry in our view. He emphasized his appreciation for Glencore’s anti-bureaucratic culture, which he said leads to innovative ideas from younger talent, and the focus on financial returns in decision making.

Lloyds Banking Group delivered strong fourth-quarter results largely driven by lower than expected impairment charges, which reached British Pound Sterling (“GBP”) 128 million compared with market forecasts for GBP 586 million. Profit before tax and net income both surpassed market projections while pre-provision profit was better than market estimates. In addition, the company’s CET1 ratio grew to 16.2% and management announced plans to resume capital distributions. Later, Lloyds’ share price soared upon the release of solid first-quarter earnings, which were driven by a reserve release of GBP 459 million for credit losses that resulted in a GBP 323 million net impairment credit. Lloyds’ first-quarter revenues reached GBP 3.6 billion, and the company’s CET1 ratio expanded by 54 basis points to 16.7%, despite funding half of its full-year pension contribution in the first quarter. In addition, Lloyds saw strong inflows of low-cost deposits, while higher than expected mortgage underwriting margins led to the company increasing its net interest margin target to more than 245 basis points, which exceeded our estimate for 240 basis points. Operating expenditure trends were also positive, in our view. Following a conversation with new CEO Charlie Nunn, our confidence in the company’s leadership was solidified as he emphasized a desire to grow the firm in both a profitable and responsible manner in order to create shareholder value.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed By Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

CNH Industrial’s fourth-quarter earnings results exceeded both our estimates and management’s guidance for the period. Revenue from industrial activities increased 12% compared a year ago, leading to total full-year revenue that was just 7% lower compared with guidance of -10 to -15%. Notably, year-over-year margins expanded across segments, which led to a total adjusted earnings margin that exceeded our full-year outlook and drove strong earnings results. In addition, the company produced more than $1.9 billion in free cash flow in 2020, and management guided for a revenue increase of 8-12% in 2021. We subsequently conducted a virtual meeting with Scott Wine who became CEO in January of 2021. We believe his long tenure at Polaris equips him well for his role at CNH. The company’s second-quarter earnings report was strong, in our view, during a period of high demand that was also challenging to manage. In the agriculture segment, revenue improved 49% year-over-year in local currency, while construction segment revenues increased 86% from the year-ago period. Later, CNH reached a deal to acquire Raven Industries (precision agriculture company) for an enterprise value of $2.1 billion. In the fourth quarter, CNH’s share price responded favorably to positive developments on the demerger of its IVECO (trucks and busses) business, which becomes effective on January 1, 2022. In our view, CNH also delivered excellent third-quarter earnings results, with 23% organic growth, 100% earnings growth and a 230 basis point margin expansion. Anticipation for supply chain issues in the fourth quarter prompted management to lower its guidance for net sales to come in at the low end of the 24-28% range and for free cash flow to finish around $1 billion, though these figures are largely in line with our forecasts. Management has worked to fortify the balance sheet while protecting pricing. We believe the team is driven to create shareholder value through operational enhancements and other initiatives.

Currency hedging was actively utilized throughout the year, as we believed that some currencies were overvalued compared to the U.S. dollar. Approximately 15% of the Portfolio’s Swiss franc exposure was hedged at year-end. Currency hedges contributed to the Portfolio’s return for the year.

At period end, the Portfolio held 64 securities across a variety of countries and industries. During 2021, we initiated new positions in Capgemini (France), Danone (France), Fresenius (Germany), Informa (U.K.), Prosus (Netherlands), Reckitt Benckiser Group (U.K.), Samsung Electronics (preferred shares) (South Korea), SAP (Germany), Trip.com Group (local shares) (China), Vipshop Holdings (ADR shares) (China), Vitesco Technologies Group (Germany) and Worldline (France). In addition, Daimler spun off Daimler Truck (Germany) and we held positions in both at the end of 2021. We eliminated positions in Alibaba Group (ADR shares, which were converted to local shares), AMP (Australia), Ashtead Group (U.K.), Bunzl (U.K.), Bureau Veritas (France), Cenovus Energy (Canada), EssilorLuxottica (France), G4S (U.K.), Ryanair Holdings (local shares) (Ireland), Samsung Electronics (regular shares) (South Korea) and Trip.com Group (ADR shares) (China).

As of December 31, 2021, the Portfolio was most heavily weighted in Germany (25%), the U.K. (17%) and France (13%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 8%.

As of December 31, 2021, the Portfolio was most heavily weighted in the Consumer Discretionary sector (25%), followed by Financials (24%). Consumer Staples (5%) had the smallest sector weight. The Portfolio had no exposure to the Energy, Real Estate or Utilities sectors at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	8.66	7.35	9.00
Class B	8.44	7.08	8.73
Class E	8.52	7.18	8.83
MSCI EAFE Index	11.26	9.55	8.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Bayer AG	3.7
Lloyds Banking Group plc	3.7
BNP Paribas S.A.	3.5
Allianz SE	3.4
Intesa Sanpaolo S.p.A.	3.2
Credit Suisse Group AG	3.2
Bayerische Motoren Werke AG	3.2
Glencore plc	2.9
Continental AG	2.8
CNH Industrial NV	2.6

Top Countries

% of Net Assets
Germany	24.5
United Kingdom	16.4
France	12.5
Switzerland	12.1
China	5.1
Sweden	4.6
Italy	3.2
South Korea	2.5
Netherlands	2.1
Australia	2.1

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.76%	$1,000.00	$957.10	$3.75
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$956.00	$4.98
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

Class E (a)	Actual	0.91%	$1,000.00	$956.40	$4.49
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Australia—2.1%
Brambles, Ltd.	2,848,300	$22,032,813
Orica, Ltd.	4,062,059	40,513,979

		62,546,792

Belgium—2.0%
Anheuser-Busch InBev S.A.	974,000	58,969,220

Canada—1.9%
Open Text Corp.	645,000	30,614,491
Restaurant Brands International, Inc. (a)	446,720	27,106,969

		57,721,460

China—5.1%
Alibaba Group Holding, Ltd. (b)	4,067,800	60,902,925
Prosus NV	699,703	58,364,508
Trip.com Group, Ltd. (b)	255,300	6,270,556
Vipshop Holdings, Ltd. (ADR) (b)	3,048,100	25,604,040

		151,142,029

Finland—0.7%
UPM-Kymmene Oyj	568,100	21,470,433

France—12.5%
Accor S.A. (b)	1,820,126	58,901,746
BNP Paribas S.A.	1,501,675	103,756,806
Capgemini SE	81,300	19,857,542
Danone S.A.	626,100	38,890,291
Publicis Groupe S.A. (a)	736,554	49,589,569
Valeo S.A.	1,461,800	44,184,550
Worldline S.A. (b)	1,061,100	59,129,317

		374,309,821

Germany—24.3%
Allianz SE	427,800	101,140,208
Bayer AG	2,073,760	111,017,644
Bayerische Motoren Werke AG	935,207	94,242,608
Continental AG (b)	782,090	82,800,126
Daimler AG	958,393	73,594,828
Daimler Truck Holding AG (b)	644,470	23,692,105
Fresenius Medical Care AG & Co. KGaA	902,800	58,482,730
Fresenius SE & Co. KGaA	1,105,000	44,552,993
Henkel AG & Co. KGaA	368,009	28,773,088
SAP SE	350,400	50,044,480
ThyssenKrupp AG (b)	4,580,600	50,458,885
Vitesco Technologies Group AG (b)	147,898	7,255,793

		726,055,488

Indonesia—0.7%
Bank Mandiri Persero Tbk PT	41,570,600	20,484,593

Ireland—1.4%
Ryanair Holdings plc (ADR) (b)	405,770	41,522,444

Italy—3.2%
Intesa Sanpaolo S.p.A.	37,266,400	96,282,893

Japan—1.9%
Komatsu, Ltd.	812,800	19,034,965
Toyota Motor Corp.	2,027,400	37,425,541

		56,460,506

Mexico—1.1%
Grupo Televisa S.A.B. (ADR)	3,356,608	31,451,417

Netherlands—2.1%
EXOR NV	719,152	64,012,305

South Africa—0.8%
Naspers, Ltd. - N Shares	144,575	22,433,894

South Korea—1.2%
NAVER Corp.	110,100	34,953,276

Spain—1.5%
Amadeus IT Group S.A. (b)	684,400	46,097,446

Sweden—4.6%
H & M Hennes & Mauritz AB - B Shares	2,867,600	56,239,020
SKF AB - B Shares	1,855,690	43,745,757
Volvo AB - B Shares	1,663,591	38,355,177

		138,339,954

Switzerland—12.1%
Cie Financiere Richemont S.A. - Class A	45,647	6,816,153
Credit Suisse Group AG	9,846,434	95,502,943
Glencore plc (b)	17,075,765	86,875,686
Holcim, Ltd. (b)	1,190,548	60,589,192
Novartis AG	656,400	57,642,615
Roche Holding AG	72,200	29,929,453
Swatch Group AG (The) - Bearer Shares	84,780	25,827,848

		363,183,890

United Kingdom—16.4%
CNH Industrial NV	3,993,200	76,692,281
Compass Group plc (b)	1,227,900	27,353,031
Informa plc (b)	3,165,749	22,042,423
Liberty Global plc - Class A (b)	1,797,200	49,854,328
Liberty Global plc - Class C (b)	160,256	4,501,591
Lloyds Banking Group plc	170,075,600	109,644,730
NatWest Group plc	12,110,301	36,901,276
Prudential plc	1,806,400	31,149,668
Reckitt Benckiser Group plc	292,800	25,118,592
Rolls-Royce Holdings plc (b)	6,492,165	10,827,402
Schroders plc	915,584	43,986,938
Smiths Group plc	836,809	17,838,025
WPP plc	2,271,355	34,332,432

		490,242,717

Total Common Stocks (Cost $2,548,044,246)		2,857,680,578

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2021

Preferred Stocks—1.5%

Security Description	Shares/ Principal Amount*	Value

Germany—0.2%
Henkel AG & Co. KGaA	85,300	$6,907,862

South Korea—1.3%
Samsung Electronics Co., Ltd.	639,600	38,284,265

Total Preferred Stocks (Cost $46,484,771)		45,192,127

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $87,269,464; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $89,014,947.	87,269,464	87,269,464

Total Short-Term Investments (Cost $87,269,464)		87,269,464

Securities Lending Reinvestments (c)—0.3%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	100,000	99,932

Repurchase Agreements—0.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $182,548; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $186,199.	182,548	182,548
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $49,273; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $50,259.	49,273	49,273
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $1,000,003; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $1,020,002.	1,000,000	1,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,500,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,530,650.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $1,000,014; collateralized by various Common Stock with an aggregate market value of $1,111,139.	1,000,000	1,000,000

		3,731,821

Mutual Funds—0.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	1,500,000	1,500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	1,500,000	1,500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	1,500,000	1,500,000

		4,500,000

Total Securities Lending Reinvestments (Cost $8,331,778)		8,331,753

Total Investments—100.3% (Cost $2,690,130,259)		2,998,473,922
Other assets and liabilities (net)—(0.3)%		(8,712,196)

Net Assets—100.0%		$2,989,761,726

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $8,189,861 and the collateral received consisted of cash in the amount of $8,331,742 and non-cash collateral with a value of $2,660. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Banks	12.3
Automobiles	6.9
Machinery	6.7
Pharmaceuticals	6.6
Internet & Direct Marketing Retail	5.6
Capital Markets	4.7
Metals & Mining	4.6
Auto Components	4.5
Insurance	4.4
IT Services	4.2

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
CHF	37,676,000	SSBT	06/15/22	USD	41,023,385	$(523,705)

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust Co.

Currencies

(CHF)—	Swiss Franc
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$62,546,792	$—	$62,546,792
Belgium	—	58,969,220	—	58,969,220
Canada	57,721,460	—	—	57,721,460
China	25,604,040	125,537,989	—	151,142,029
Finland	—	21,470,433	—	21,470,433
France	—	374,309,821	—	374,309,821
Germany	23,692,105	702,363,383	—	726,055,488
Indonesia	—	20,484,593	—	20,484,593
Ireland	41,522,444	—	—	41,522,444
Italy	—	96,282,893	—	96,282,893
Japan	—	56,460,506	—	56,460,506
Mexico	31,451,417	—	—	31,451,417
Netherlands	—	64,012,305	—	64,012,305
South Africa	—	22,433,894	—	22,433,894
South Korea	—	34,953,276	—	34,953,276
Spain	—	46,097,446	—	46,097,446
Sweden	—	138,339,954	—	138,339,954
Switzerland	—	363,183,890	—	363,183,890
United Kingdom	54,355,919	435,886,798	—	490,242,717
Total Common Stocks	234,347,385	2,623,333,193	—	2,857,680,578
Total Preferred Stocks*	—	45,192,127	—	45,192,127
Total Short-Term Investment*	—	87,269,464	—	87,269,464
Securities Lending Reinvestments
Certificate of Deposit	—	99,932	—	99,932
Repurchase Agreements	—	3,731,821	—	3,731,821
Mutual Funds	4,500,000	—	—	4,500,000
Total Securities Lending Reinvestments	4,500,000	3,831,753	—	8,331,753
Total Investments	$238,847,385	$2,759,626,537	$—	$2,998,473,922

Collateral for Securities Loaned (Liability)	$—	$(8,331,742)	$—	$(8,331,742)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(523,705)	$—	$(523,705)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,998,473,922
Cash	179,908
Cash denominated in foreign currencies (c)	14,332
Receivable for:
Investments sold	152,464
Fund shares sold	2,139,047
Dividends	1,873,876
Prepaid expenses	9,503

Total Assets	3,002,843,052
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	523,705
Collateral for securities loaned	8,331,742
Payables for:
Investments purchased	964,933
Fund shares redeemed	309,137
Accrued Expenses:
Management fees	1,774,278
Distribution and service fees	207,967
Deferred trustees’ fees	189,880
Other expenses	779,684

Total Liabilities	13,081,326

Net Assets	$2,989,761,726

Net Assets Consist of:
Paid in surplus	$2,607,894,857
Distributable earnings (Accumulated losses)	381,866,869

Net Assets	$2,989,761,726

Net Assets
Class A	$1,956,042,405
Class B	952,605,849
Class E	81,113,472
Capital Shares Outstanding*
Class A	134,902,066
Class B	67,475,881
Class E	5,684,945
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.50
Class B	14.12
Class E	14.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,690,130,259.
(b)	Includes securities loaned at value of $8,189,861.
(c)	Identified cost of cash denominated in foreign currencies was $14,250.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$60,350,706
Non-cash dividends	19,151,598
Interest	221,984
Securities lending income	570,924

Total investment income	80,295,212
Expenses
Management fees	23,919,533
Administration fees	114,550
Custodian and accounting fees	787,920
Distribution and service fees—Class B	2,517,548
Distribution and service fees—Class E	130,390
Audit and tax services	50,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	90,737
Insurance	21,692
Miscellaneous	42,572

Total expenses	27,766,853
Less management fee waiver	(1,649,967)

Net expenses	26,116,886

Net Investment Income	54,178,326

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	259,362,545
Foreign currency transactions	(381,458)
Forward foreign currency transactions	2,011,470

Net realized gain (loss)	260,992,557

Net change in unrealized appreciation (depreciation) on:
Investments	(47,447,884)
Foreign currency transactions	(275,126)
Forward foreign currency transactions	(467,377)

Net change in unrealized appreciation (depreciation)	(48,190,387)

Net realized and unrealized gain (loss)	212,802,170

Net Increase (Decrease) in Net Assets From Operations	$266,980,496

(a)	Net of foreign withholding taxes of $8,057,592.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$54,178,326	$13,715,682
Net realized gain (loss)	260,992,557	(184,231,241)
Net change in unrealized appreciation (depreciation)	(48,190,387)	441,942,783

Increase (decrease) in net assets from operations	266,980,496	271,427,224

From Distributions to Shareholders
Class A	(16,654,085)	(110,746,247)
Class B	(6,354,518)	(53,971,041)
Class E	(637,461)	(4,272,885)

Total distributions	(23,646,064)	(168,990,173)

Increase (decrease) in net assets from capital share transactions	(443,525,508)	10,426,628

Total increase (decrease) in net assets	(200,191,076)	112,863,679

Net Assets
Beginning of period	3,189,952,802	3,077,089,123

End of period	$2,989,761,726	$3,189,952,802

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,487,929	$51,901,386	33,467,449	$311,827,376
Reinvestments	1,059,420	16,654,085	11,209,134	110,746,247
Redemptions	(24,023,336)	(344,356,382)	(33,356,327)	(380,159,209)

Net increase (decrease)	(19,475,987)	$(275,800,911)	11,320,256	$42,414,414

Class B
Sales	3,430,005	$48,989,947	12,614,339	$114,899,709
Reinvestments	414,786	6,354,518	5,598,656	53,971,041
Redemptions	(14,901,443)	(211,892,775)	(17,987,702)	(195,655,221)

Net increase (decrease)	(11,056,652)	$(156,548,310)	225,293	$(26,784,471)

Class E
Sales	532,801	$7,542,144	807,263	$8,230,989
Reinvestments	41,180	637,461	439,145	4,272,885
Redemptions	(1,345,518)	(19,355,892)	(1,591,946)	(17,707,189)

Net increase (decrease)	(771,537)	$(11,176,287)	(345,538)	$(5,203,315)

Increase (decrease) derived from capital shares transactions		$(443,525,508)		$10,426,628

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.45	$13.61	$12.16	$16.92	$13.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.07	0.42	0.33	0.30
Net realized and unrealized gain (loss)	0.91	0.43	2.40	(4.13)	3.72

Total income (loss) from investment operations	1.18	0.50	2.82	(3.80)	4.02

Less Distributions
Distributions from net investment income	(0.13)	(0.37)	(0.33)	(0.31)	(0.28)
Distributions from net realized capital gains	0.00	(0.29)	(1.04)	(0.65)	0.00

Total distributions	(0.13)	(0.66)	(1.37)	(0.96)	(0.28)

Net Asset Value, End of Period	$14.50	$13.45	$13.61	$12.16	$16.92

Total Return (%) (b)	8.66	5.37	24.83	(23.73)	30.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.75	0.78	0.80	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.82	0.60	3.26	2.14	1.93
Portfolio turnover rate (%)	31	48	35	43	36
Net assets, end of period (in millions)	$1,956.0	$2,075.7	$1,946.6	$1,670.5	$2,009.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.10	$13.27	$11.88	$16.56	$12.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.04	0.38	0.29	0.25
Net realized and unrealized gain (loss)	0.88	0.42	2.34	(4.05)	3.65

Total income (loss) from investment operations	1.11	0.46	2.72	(3.76)	3.90

Less Distributions
Distributions from net investment income	(0.09)	(0.34)	(0.29)	(0.27)	(0.25)
Distributions from net realized capital gains	0.00	(0.29)	(1.04)	(0.65)	0.00

Total distributions	(0.09)	(0.63)	(1.33)	(0.92)	(0.25)

Net Asset Value, End of Period	$14.12	$13.10	$13.27	$11.88	$16.56

Total Return (%) (b)	8.44	5.12	24.52	(23.97)	30.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.00	1.03	1.05	1.04	1.04
Ratio of net investment income (loss) to average net assets (%)	1.58	0.34	3.01	1.92	1.66
Portfolio turnover rate (%)	31	48	35	43	36
Net assets, end of period (in millions)	$952.6	$1,028.8	$1,039.4	$941.9	$1,280.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.24	$13.40	$11.99	$16.70	$13.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.04	0.40	0.31	0.27
Net realized and unrealized gain (loss)	0.90	0.44	2.36	(4.09)	3.67

Total income (loss) from investment operations	1.14	0.48	2.76	(3.78)	3.94

Less Distributions
Distributions from net investment income	(0.11)	(0.35)	(0.31)	(0.28)	(0.26)
Distributions from net realized capital gains	0.00	(0.29)	(1.04)	(0.65)	0.00

Total distributions	(0.11)	(0.64)	(1.35)	(0.93)	(0.26)

Net Asset Value, End of Period	$14.27	$13.24	$13.40	$11.99	$16.70

Total Return (%) (b)	8.52	5.24	24.60	(23.86)	30.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.90	0.93	0.95	0.94	0.94
Ratio of net investment income (loss) to average net assets (%)	1.68	0.42	3.12	2.05	1.75
Portfolio turnover rate (%)	31	48	35	43	36
Net assets, end of period (in millions)	$81.1	$85.5	$91.2	$85.4	$125.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $87,269,464. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,731,821. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Liabilities Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$523,705

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust Co.	$523,705	$—	$—	$523,705

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,011,470

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(467,377)

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$40,611,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$939,098,349	$0	$1,395,784,105

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$23,919,533	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period July 1, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.075%	Over $1 billion

Prior to July 1, 2021 the Adviser had agreed, for the period April 30, 2021 to June 30, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	Over $1 billion

An identical agreement was in place for the period October 1, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,808,277,821

Gross unrealized appreciation	416,905,006
Gross unrealized (depreciation)	(226,709,678)

Net unrealized appreciation (depreciation)	$190,195,328

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$23,646,064	$127,515,849	$—	$41,474,324	$23,646,064	$168,990,173

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$97,892,285	$93,953,996	$190,210,469	$—	$382,056,750

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $89,892,516.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-21

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Harris Oakmark International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-26

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2021 and underperformed its benchmark for the three- and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective July 1, 2021.

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 9.69%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

For the year, global stocks posted double-digit gains. U.S. stocks outperformed international stocks. Emerging-market stocks posted relatively weak returns, dragged down by Chinese equities. Chinese equities experienced downward pressure as a result of a series of regulatory actions that surprised and unnerved investors. In fixed income, core bonds underperformed non-core fixed income such as high yield and convertible bonds. Real estate investment trusts and commodities both performed well. Within commodities, energy and industrial metals experienced strong gains while gold and silver fell.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and typically targets a strategic risk level of 8%. This is intended to seek to limit the impact of surprise outcomes on the Portfolio. Further, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that we believe are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

During the period, within the Portfolio’s strategic allocation, the largest contributor to performance came from commodities, led by energy. Higher energy prices were driven by unusually high seasonal demand for natural gas while oil prices were supported by curbed output in the U.S. and across Organization of the Petroleum Exporting Countries (OPEC) producers. Agricultural commodities provided gains due to cotton prices surging to their highest level in more than a decade. Cotton’s gains resulted from a combination of heavy rains and drought across key U.S. growing regions, while the rising cost of shipping and freight added further pressure. Soybean oil was another key contributor as it continued to benefit from its crossover use as a biofuel input. In soft commodities, coffee and sugar benefited from drought conditions in Brazil that has reduced output for both crops. Industrial metals saw positive contributions from both copper and aluminum as supply bottlenecks in South America and enthusiasm over President Biden’s infrastructure plan lifted prices. Precious metals were the sole detractor within the asset class due to the Federal Reserve’s announcement that it would taper bond purchases before the end of the year. The taper news helped propel a rally in both the dollar and interest rates that served as the principal catalysts for investors to reduce exposure to the monetary metals.

The Portfolio’s exposure to global equity markets also contributed to results over the period as five of the six underlying markets in which the Portfolio was invested posted gains. U.S. large-cap equities provided the greatest contribution to results as the S&P 500 Index continued its climb higher. U.S. small-cap equities helped the effort, but to a lesser extent than large-caps. European and U.K. equities also posted strong gains despite renewed lockdowns late in the year to combat the Omicron variant spread and a surprise late-quarter rate increase by the Bank of England. Japanese equities also contributed due to improving manufacturing data, a successful COVID-19 vaccination campaign and the transition of power from Prime Minister Suga to Prime Minister Kishida. Emerging market equities largely detracted due to exposure to China, which enacted a series of regulatory actions that surprised and unnerved investors.

The Portfolio’s exposure to government bonds diluted performance for the period as improving growth and concerns about mounting inflation served to elevate yields (bond prices fall when yields rise). Strong performance across risky assets, coupled with the persistent drumbeat from central banks about the imminent reduction in asset purchases under quantitative easing programs, pressured bond prices across most countries. Australian bonds were the largest detractor, followed by Canada, the U.S. and the United Kingdom. Japan was the sole market where yields fell marginally, leading to a modest gain.

The tactical allocation process added to results as an overweight in equities throughout the year was rewarded, offsetting the negative results from tactical positioning in commodities and government bonds.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. Derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, tactical positioning was overweight all equity markets, except Japan, which was underweight. Across government bond markets, the Portfolio was overweight all markets except Germany, which remained absent from the Portfolio. The Portfolio was underweight all commodities.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
Invesco Balanced-Risk Allocation Portfolio
Class B	9.69	7.47	5.97
Dow Jones Moderate Portfolio Index	9.40	9.71	8.13

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Exposures by Asset Class*

% of Net Assets
Global Developed Government Bonds	80.7
Global Developed and Emerging Market Equities	40.3
Commodities - Production Weighted	23.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.89%	$1,000.00	$1,018.90	$4.53
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—4.2% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.2%
U.S. Treasury Floating Rate Notes 0.140%, 3M USTBMM + 0.055%, 07/31/22 (a)	31,000,000	$31,009,643
0.199%, 3M USTBMM + 0.114%, 04/30/22 (a)	28,000,000	28,010,574

Total U.S. Treasury & Government Agencies (Cost $59,000,000)		59,020,217

Commodity-Linked Security—3.5%
Canadian Imperial Bank of Commerce Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 11/30/22 (144A) (a)	9,480,000	11,406,925
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 05/31/22 (144A) (a)	17,770,000	22,806,440
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 12/05/22 (144A) (a)	13,000,000	15,435,201

Total Commodity-Linked Securities (Cost $40,250,000)		49,648,566

Municipals—2.4%
New York City Housing Development Corp. 0.130%, 04/01/39 (a)	3,300,000	3,300,000
New York State Energy Research & Development Authority 0.100%, 11/01/39 (a)	4,400,000	4,400,000
New York State Housing Finance Agency 0.130%, 11/01/39 (a)	7,900,000	7,900,000
Port of Portland OR Airport Revenue 0.130%, 07/01/26 (a)	17,530,000	17,530,000

Total Municipals (Cost $33,130,000)		33,130,000

Short-Term Investments—83.8%

Certificate of Deposit—4.7%
Bank of Montreal (Chicago) 0.210%, SOFR + 0.160%, 03/16/22 (a)	8,500,000	8,501,150
0.230%, 05/10/22	20,000,000	19,997,302
Bank of Nova Scotia 0.230%, SOFR + 0.180%, 11/09/22 (a)	25,000,000	24,986,109
Canadian Imperial Bank of Commerce 0.200%, SOFR + 0.150%, 11/04/22 (a)	12,800,000	12,787,425

		66,271,986

Commercial Paper—54.7%
Anglesea Funding plc 0.177%, 02/01/22 (144A) (b)	25,000,000	24,997,022
Apple, Inc. 0.042%, 01/06/22 (144A) (b)	40,000,000	39,999,667
Bank of America N.A. 0.330%, 01/03/23	10,000,000	9,997,986
Barclays Bank plc 0.158%, 02/10/22 (144A) (b)	25,000,000	24,996,242

Commercial Paper—(Continued)
Barclays Bank plc 0.160%, 03/16/22 (144A) (b)	12,000,000	11,994,750
Barton Capital Corp. 0.167%, 02/03/22 (144A) (b)	15,000,000	14,998,045
CDP Financial, Inc. 0.128%, 02/07/22 (b)	25,000,000	24,997,467
0.262%, 05/09/22 (b)	6,500,000	6,495,202
Collateralized Commercial Paper Co. LLC 0.232%, 06/01/22 (b)	10,000,000	9,986,616
Collateralized Commercial Paper FLEX Co. LLC 0.260%, SOFR + 0.210%, 08/01/22 (144A) (a)	25,000,000	25,000,832
Concord Minutemen Capital Co. LLC 0.135%, 01/20/22 (b)	13,000,000	12,999,357
Dexia Credit Local S.A. 0.149%, 02/22/22 (144A) (b)	17,000,000	16,996,596
FMS Wertmanagement 0.128%, 02/04/22 (144A) (b)	15,000,000	14,997,958
Ionic Capital II Trust 0.148%, 02/10/22 (b)	7,300,000	7,298,736
0.231%, 03/25/22 (b)	10,000,000	9,994,400
Korea Development Bank (The) 0.150%, 03/09/22 (b)	10,300,000	10,296,770
Lexington Parker Capital Co. LLC 0.122%, 01/14/22 (144A) (b)	10,000,000	9,999,669
LMA S.A. & LMA Americas Corp. 0.158%, 02/08/22 (144A) (b)	14,000,000	13,997,755
LVMH Moet Hennessy Louis Vuitton SE 0.078%, 01/26/22 (144A) (b)	21,000,000	20,998,772
0.099%, 02/11/22 (b)	12,200,000	12,198,719
National Australia Bank Ltd. 0.180%, SOFR + 0.130%, 09/12/22 (144A) (a)	22,000,000	21,974,739
Nestle Finance International, Ltd. 0.067%, 01/18/22 (b)	40,000,000	39,999,200
New York Life Capital Corp. 0.057%, 01/05/22 (b)	30,000,000	29,999,750
Old Line Funding LLC 0.150%, SOFR + 0.100%, 02/04/22 (144A) (a)	35,000,000	34,999,398
Oversea-Chinese Banking Corp., Ltd. 0.150%, 04/07/22	6,500,000	6,498,160
PACCAR Financial Corp. 0.066%, 01/13/22 (b)	18,500,000	18,499,486
0.068%, 01/24/22 (b)	16,900,000	16,899,065
Pacific Life Insurance Co. 0.108%, 02/04/22 (b)	14,879,000	14,877,264
0.149%, 02/11/22 (b)	19,500,000	19,496,952
Procter & Gamble Co. 0.047%, 01/14/22 (144A) (b)	40,000,000	39,999,082
Ridgefield Funding Co. LLC 0.252%, 05/06/22 (144A) (b)	25,000,000	24,975,850
Siemens Capital Co. LLC 0.079%, 02/15/22 (144A) (b)	30,000,000	29,997,585
Toronto-Dominion Bank (The) 0.180%, FEDL01 + 0.100%, 07/08/22 (144A) (a)	15,000,000	14,995,338
0.242%, 05/05/22 (144A) (b)	15,000,000	14,988,281
Toyota Finance Australia, Ltd.
0.180%, 02/14/22 (b)	20,000,000	19,997,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 0.240%, SOFR + 0.190%, 06/15/22 (144A) (a)	10,000,000	$10,000,395
Unilever Capital Corp. 0.078%, 01/24/22 (144A) (b)	5,000,000	4,999,767
0.079%, 02/01/22 (144A) (b)	35,000,000	34,997,791
Victory Receivables Corp. 0.230%, 03/07/22 (144A) (b)	25,000,000	24,990,375
Woori Bank 0.330%, 06/16/22	18,000,000	17,997,912

		764,425,951

Mutual Funds—15.5%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.010% (c) (d)	144,038,799	144,038,799
STIT-Government & Agency Portfolio, Institutional Class 0.030% (c) (d)	43,650,258	43,650,258
STIT-Treasury Portfolio, Institutional Class 0.010% (c) (d)	28,330,363	28,330,363

		216,019,420

U.S. Treasury—8.9%
U.S. Treasury Bills
0.045%, 03/17/22 (b)	63,000,000	62,992,942

U.S. Treasury—(Continued)
U.S. Treasury Bills
0.129%, 06/16/22 (b)	28,200,000	28,183,139
0.133%, 06/09/22 (b)	32,900,000	32,884,217

		124,060,298

Total Short-Term Investments (Cost $1,170,839,381)		1,170,777,655

Total Investments—93.9% (Cost $1,303,219,381)		1,312,576,438
Other assets and liabilities (net)—6.1%		85,482,087

Net Assets—100.0%		$1,398,058,525

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $525,544,475, which is 37.6% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/22	3,185	AUD	443,247,946	$(220,906)
Brent Crude Oil Futures	05/31/22	315	USD	23,889,600	2,381,543
Canada Government Bond 10 Year Futures	03/22/22	2,413	CAD	344,142,060	5,898,766
Euro STOXX 50 Index Futures	03/18/22	1,845	EUR	79,104,375	2,097,225
FTSE 100 Index Futures	03/18/22	1,105	GBP	80,930,200	1,744,961
Japanese Government 10 Year Bond Futures	03/14/22	101	JPY	15,310,590,000	(327,962)
MSCI Emerging Markets Index Mini Futures	03/18/22	1,585	USD	97,184,275	669,365
New York Harbor ULSD Futures	03/31/22	12	USD	1,151,539	(45,835)
RBOB Gasoline Futures	01/31/22	265	USD	24,759,798	1,313,394
Russell 2000 Index E-Mini Futures	03/18/22	932	USD	104,514,480	412,530
S&P 500 Index E-Mini Futures	03/18/22	360	USD	85,653,000	1,196,465
Silver Futures	03/29/22	267	USD	31,174,920	(1,712,363)
TOPIX Index Futures	03/10/22	447	JPY	8,904,240,000	76,359
U.S. Treasury Long Bond Futures	03/22/22	894	USD	143,431,125	920,892
United Kingdom Long Gilt Bond Futures	03/29/22	1,526	GBP	190,597,400	(549,080)
WTI Light Sweet Crude Oil Futures	02/22/22	240	USD	17,971,200	1,916,958

Net Unrealized Appreciation					$15,772,312

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.260%	Monthly	11/22/22	BBP	Barclays Copper Excess Return Index	USD	12,151,073	$710,329	$—	$710,329
Pay	0.120%	Monthly	12/08/22	CG	Cargill Gold Excess Return Index	USD	7,755,793	226,548	—	226,548
Pay	0.300%	Monthly	02/08/22	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	27,501,305	840,077	—	840,077
Pay	0.470%	Monthly	02/16/22	CG	Cargill Commodity Index (a)	USD	21,237,897	958,958	—	958,958
Pay	0.250%	Monthly	03/09/22	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	2,943,112	84,223	—	84,223
Pay	0.140%	Monthly	02/04/22	MLI	Merrill Lynch Gold Excess Return Index	USD	24,942,462	—	—	—
Pay	0.250%	Monthly	02/04/22	MLI	Merrill Lynch Natural Gas Excess Return Index	USD	781,756	—	—	—
Pay	0.300%	Monthly	07/14/22	MSCS	S&P GSCI Aluminum Dynamic Roll Index	USD	13,219,362	552,468	—	552,468
Pay	0.090%	Monthly	03/09/22	JPMC	S&P GSCI Gold Excess Return Index	USD	19,673,255	288,186	—	288,186

Totals								$3,660,789	$—	$3,660,789

Cash in the amount of $4,200,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of December 31, 2021:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$4,782,775	22.5%
Cotton No. 2	4,606,500	21.7%
Soybean	4,470,577	21.0%
Soybean Oil	2,151,399	10.1%
Wheat	1,461,167	6.9%
Corn No. 2 Yellow	1,233,922	5.8%
Sugar No. 11	1,189,322	5.6%
Coffee “C”	1,093,752	5.2%
Live Cattle	140,170	0.7%
Lean Hogs	108,313	0.5%

	$21,237,897	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(JPMC)—	JPMorgan Chase Bank N.A.
(MLI)—	Merill Lynch International
(MSCS)—	Morgan Stanley Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$59,020,217	$—	$59,020,217
Total Commodity-Linked Security*	—	49,648,566	—	49,648,566
Total Municipals*	—	33,130,000	—	33,130,000
Short-Term Investments
Certificate of Deposit	—	66,271,986	—	66,271,986
Commercial Paper	—	764,425,951	—	764,425,951
Mutual Funds	216,019,420	—	—	216,019,420
U.S. Treasury	—	124,060,298	—	124,060,298
Total Short-Term Investments	216,019,420	954,758,235	—	1,170,777,655
Total Investments	$216,019,420	$1,096,557,018	$—	$1,312,576,438

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$18,628,458	$—	$—	$18,628,458
Futures Contracts (Unrealized Depreciation)	(2,856,146)	—	—	(2,856,146)
Total Futures Contracts	$15,772,312	$—	$—	$15,772,312
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,660,789	$—	$3,660,789

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$1,096,557,018
Affiliated investments at value (b)	216,019,420
Cash	512,315
Cash collateral for futures contracts	84,686,000
OTC swap contracts at market value	3,660,789
Receivable for:
OTC swap contracts	649,810
Fund shares sold	6,180
Dividends on affiliated investments	253
Interest	84,903
Prepaid expenses	4,158

Total Assets	1,402,180,846
Liabilities
Payables for:
Fund shares redeemed	195,369
Variation margin on futures contracts	2,477,244
Interest on OTC swap contracts	18,766
Accrued Expenses:
Management fees	723,707
Distribution and service fees	295,631
Deferred trustees’ fees	168,923
Other expenses	242,681

Total Liabilities	4,122,321

Net Assets	$1,398,058,525

Net Assets Consist of:
Paid in surplus	$1,222,190,421
Distributable earnings (Accumulated losses)	175,868,104

Net Assets	$1,398,058,525

Net Assets
Class B	$1,398,058,525
Capital Shares Outstanding*
Class B	136,651,999
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,087,199,961.
(b)	Identified cost of affiliated investments was $216,019,420.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$41,835
Interest	1,362,504

Total investment income	1,404,339
Expenses
Management fees	9,018,705
Administration fees	88,310
Custodian and accounting fees	137,838
Distribution and service fees—Class B	3,549,460
Audit and tax services	94,882
Legal	54,802
Trustees’ fees and expenses	51,036
Shareholder reporting	38,186
Insurance	9,948
Miscellaneous	17,100

Total expenses	13,060,267
Less management fee waiver	(347,574)

Net expenses	12,712,693

Net Investment Loss	(11,308,354)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	23,936,563
Futures contracts	91,314,461
Swap contracts	45,972,487
Foreign currency transactions	(483,892)

Net realized gain (loss)	160,739,619

Net change in unrealized appreciation (depreciation) on:
Investments	(7,548,860)
Futures contracts	(6,460,639)
Swap contracts	(3,788,776)
Foreign currency transactions	(79,479)

Net change in unrealized appreciation (depreciation)	(17,877,754)

Net realized and unrealized gain (loss)	142,861,865

Net Increase (Decrease) in Net Assets From Operations	$131,553,511

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(11,308,354)	$(2,969,871)
Net realized gain (loss)	160,739,619	80,016,330
Net change in unrealized appreciation (depreciation)	(17,877,754)	48,833,087

Increase (decrease) in net assets from operations	131,553,511	125,879,546

From Distributions to Shareholders
Class B	(85,289,315)	(142,601,812)

Total distributions	(85,289,315)	(142,601,812)

Increase (decrease) in net assets from capital share transactions	(51,387,993)	(25,130,582)

Total increase (decrease) in net assets	(5,123,797)	(41,852,848)

Net Assets
Beginning of period	1,403,182,322	1,445,035,170

End of period	$1,398,058,525	$1,403,182,322

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	3,908,070	$40,044,866	2,406,790	$22,225,831
Reinvestments	8,486,499	85,289,315	16,816,251	142,601,812
Redemptions	(17,344,283)	(176,722,174)	(20,509,271)	(189,958,225)

Net increase (decrease)	(4,949,714)	$(51,387,993)	(1,286,230)	$(25,130,582)

Increase (decrease) derived from capital shares transactions		$(51,387,993)		$(25,130,582)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$9.91	$10.11	$8.77	$10.27		$10.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.02)	0.13	0.10		0.02
Net realized and unrealized gain (loss)	1.03	0.87	1.21	(0.69)		0.94

Total income (loss) from investment operations	0.95	0.85	1.34	(0.59)		0.96

Less Distributions
Distributions from net investment income	(0.32)	(0.53)	0.00	(0.12)		(0.39)
Distributions from net realized capital gains	(0.31)	(0.52)	0.00	(0.79)		(0.54)
Distributions from return of capital	0.00	0.00	0.00	(0.00	)(b)	0.00

Total distributions	(0.63)	(1.05)	0.00	(0.91)		(0.93)

Net Asset Value, End of Period	$10.23	$9.91	$10.11	$8.77		$10.27

Total Return (%) (c)	9.69	10.14	15.28	(6.43)		10.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.93	0.92	0.92		0.91
Net ratio of expenses to average net assets (%) (d)(e)	0.90	0.90	0.89	0.89		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.80)	(0.22)	1.40	1.04		0.15
Portfolio turnover rate (%)	57	147	44	103		81
Net assets, end of period (in millions)	$1,398.1	$1,403.2	$1,445.0	$1,415.8		$1,671.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2021, 2020, 2019, 2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary — Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $343,214,658 in the Subsidiary, representing 24.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA” ), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2021.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	6,819,658	Unrealized depreciation on futures contracts (a) (b)	1,097,948
Equity	Unrealized appreciation on futures contracts (a) (b)	6,196,905
Commodity	OTC swap contracts at market value (c)	3,660,789
	Unrealized appreciation on futures contracts (a) (b)	5,611,895	Unrealized depreciation on futures contracts (a) (b)	1,758,198

Total		$22,289,247		$2,856,146

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Consolidated Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $18,766.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$710,329	$—	$(670,000)	$40,329
Canadian Imperial Bank of Commerce	840,077	—	(730,000)	110,077
Cargill, Inc.	1,185,506	—	(1,185,506)	—
JPMorgan Chase Bank N.A.	372,409	—	(270,000)	102,409
Morgan Stanley Capital Services, LLC.	552,468	—	(552,468)	—

	$3,660,789	$—	$(3,407,974)	$252,815

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Swap contracts . . . . . . . . . . . . . . . .	$—	$2,077,406	$43,895,081	$45,972,487
Futures contracts . . . . . . . . . . . . . . .	(34,908,660)	81,532,551	44,690,570	91,314,461

	$(34,908,660)	$83,609,957	$88,585,651	$137,286,948

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Swap contracts . . . . . . . . . . . . . . . .	$—	$(844,699)	$(2,944,077)	$(3,788,776)
Futures contracts . . . . . . . . . . . . . . .	3,330,364	(3,019,271)	(6,771,732)	(6,460,639)

	3,330,364	(3,863,970)	(9,715,809)	(10,249,415)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long . . . . . . . . . . . . .	$1,626,478,575
Swap contracts . . . . . . . . . . . . . . . . . .	235,609,383

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally.

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$73,480,000	$0	$77,399,915

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,018,705	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $207,430 was waived for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $140,144 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of December 31, 2021
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$130,005,046	$333,842,151	$(319,808,398)	$144,038,799
STIT-Government & Agency Portfolio, Institutional Class	53,598,300	430,424,346	(440,372,388)	43,650,258
STIT-Treasury Portfolio, Institutional Class	34,962,391	286,949,564	(293,581,592)	28,330,363

	$218,565,737	$1,051,216,061	$(1,053,762,378)	$216,019,420

Security Description			Income earned from affiliates during the period	Number of shares held December 31, 2021
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class			$25,836	144,038,799
STIT-Government & Agency Portfolio, Institutional Class			12,862	43,650,258
STIT-Treasury Portfolio, Institutional Class			3,137	28,330,363

			$41,835

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,309,711,740

Gross unrealized appreciation	25,229,906
Gross unrealized (depreciation)	(2,932,107)

Net unrealized appreciation (depreciation)	$22,297,799

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$58,712,676	$99,739,626	$26,576,639	$42,862,186	$85,289,315	$142,601,812

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$123,699,313	$30,164,052	$22,173,663	$—	$176,037,028

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Balanced-Risk Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel,

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Invesco Comstock Portfolio returned 33.47% and 33.18%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 25.16%.

MARKET ENVIRONMENT / CONDITIONS

U.S. political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the U.S. Federal Reserve’s (the “Fed”) commitment to an accommodative policy, the 10-year U.S. Treasury yield rose from 0.92% at year-end to 1.75% at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the U.S. stock market, stocks continued to hit all-time high times through the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the U.S. gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as most S&P 500 companies beat Wall Street earnings forecasts. U.S. equity markets continued to move higher in July, despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (“CPI”) increasing in June through September, the Fed declined to raise interest rates at its September meeting. The U.S. stock market saw continued volatility in August, and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. Equity markets were volatile in the fourth quarter of 2021, amid record inflation and the emergence of a new COVID-19 variant, Omicron. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October, causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982. To combat inflation, the Fed announced a faster pace of asset purchase tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71% for the calendar year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On the positive side, stock selection and an overweight in Energy boosted relative return of the Portfolio versus its benchmark. Energy stocks were buoyed by rising oil prices resulting from Organization of the Petroleum Exporting Countries (OPEC) production cuts and a gas and oil shortage in Europe and Asia. Devon Energy, Marathon Oil and Canadian Natural Resources (Canada) were leading contributors to absolute and relative returns. Strong stock selection within Industrials also boosted relative returns. Johnson Controls International (Ireland) and Textron added to both absolute and relative returns. Textron benefitted from a material uptick in business jet orders. A material underweight to Communication Services enhanced relative returns, as the sector was the worst performing sector for the year. Stock selection and an overweight in Financials was a large contributor to relative return. American International Group, Bank of America and Wells Fargo are some of the holdings that aided both absolute and relative returns. We believe Financial companies are well positioned to benefit as interest rates/yields move higher and loan growth recovers.

On the negative side, although the average cash allocation was less than 2% for the period, cash was a large detractor in a strong equity market. Having a material underweight to Real Estate also detracted from relative returns, as the sector was the second-best performing sector for the period. Stock selection in Consumer Discretionary detracted from relative returns. Poor performance by Las Vegas Sands and not owning Ford Motor Co. were the largest detractors in the sector. Las Vegas Sands stock underperformed due to COVID-19 restrictions, uncertainty surrounding the Macau government’s re-tendering of casino/gaming licenses and divestiture of its U.S. casinos.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S. based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging foreign currency exposure back to the U.S. dollar. The use of currency forward contracts had a slight positive impact on relative performance.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had a cyclical bias with overweight exposures in the Financials and Energy sectors and was also overweight Information Technology, Consumer Staples and Industrials stocks. Conversely, the Portfolio was underweight Real Estate, Utilities, Communication Services, Healthcare and Consumer Discretionary.

Kevin C. Holt

Devin E. Armstrong

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	33.47	11.68	13.02
Class B	33.18	11.41	12.74
Russell 1000 Value Index	25.16	11.17	12.96

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Bank of America Corp.	3.3
Citigroup, Inc.	3.0
Philip Morris International, Inc.	3.0
Anthem, Inc.	2.7
Wells Fargo & Co.	2.5
American International Group, Inc.	2.3
Cisco Systems, Inc.	2.3
Cognizant Technology Solutions Corp.- Class A	2.2
General Motors Co.	2.1
Chevron Corp.	2.1

Top Sectors

% of Net Assets
Financials	22.8
Health Care	15.9
Industrials	13.1
Information Technology	12.6
Energy	11.8
Consumer Staples	8.8
Consumer Discretionary	4.6
Materials	4.5
Communication Services	1.4
Utilities	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,077.00	$2.93
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,075.40	$4.24
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Textron, Inc.	412,753	$31,864,532

Air Freight & Logistics—1.6%
FedEx Corp.	147,792	38,224,923

Automobiles—2.1%
General Motors Co. (a)	863,720	50,639,904

Banks—13.6%
Bank of America Corp.	1,784,169	79,377,679
Citigroup, Inc.	1,206,274	72,846,887
Citizens Financial Group, Inc.	736,544	34,801,704
Fifth Third Bancorp (b)	798,888	34,791,572
Huntington Bancshares, Inc. (b)	805,649	12,423,107
JPMorgan Chase & Co.	199,576	31,602,860
Wells Fargo & Co.	1,273,766	61,115,293

		326,959,102

Beverages—1.8%
Coca-Cola Co. (The)	745,362	44,132,884

Building Products—1.9%
Johnson Controls International plc	572,829	46,576,726

Capital Markets—5.6%
Bank of New York Mellon Corp. (The)	776,883	45,121,365
Goldman Sachs Group, Inc. (The)	103,406	39,557,965
Morgan Stanley	291,025	28,567,014
State Street Corp.	217,046	20,185,278

		133,431,622

Chemicals—3.2%
CF Industries Holdings, Inc.	513,472	36,343,548
Corteva, Inc.	842,859	39,850,374

		76,193,922

Communications Equipment—2.3%
Cisco Systems, Inc.	884,613	56,057,926

Consumer Finance—0.4%
Capital One Financial Corp.	70,276	10,196,345

Containers & Packaging—1.4%
International Paper Co.	695,286	32,664,536

Electric Utilities—1.4%
Exelon Corp.	572,015	33,039,586

Electrical Equipment—3.8%
Eaton Corp. plc	266,632	46,079,342
Emerson Electric Co.	475,598	44,216,346

		90,295,688

Equity Real Estate Investment Trusts—1.1%
Host Hotels & Resorts, Inc. (a) (b)	1,488,912	25,892,180

Food Products—0.7%
Kraft Heinz Co. (The)	441,637	15,854,768

Health Care Equipment & Supplies—1.1%
Becton Dickinson & Co.	42,024	10,568,195
Dentsply Sirona, Inc.	283,526	15,817,916

		26,386,111

Health Care Providers & Services—9.7%
Anthem, Inc.	138,238	64,078,843
CVS Health Corp.	447,052	46,117,884
HCA Healthcare, Inc.	98,183	25,225,176
Henry Schein, Inc. (a)	320,419	24,842,085
McKesson Corp.	156,014	38,780,400
UnitedHealth Group, Inc.	19,601	9,842,446
Universal Health Services, Inc. - Class B	181,731	23,563,242

		232,450,076

Hotels, Restaurants & Leisure—2.0%
Booking Holdings, Inc. (a)	13,349	32,027,321
Las Vegas Sands Corp. (a)	445,435	16,766,174

		48,793,495

Household Products—2.1%
Colgate-Palmolive Co.	218,628	18,657,713
Kimberly-Clark Corp. (b)	215,930	30,860,716

		49,518,429

Industrial Conglomerates—1.2%
General Electric Co.	316,260	29,877,082

Insurance—3.2%
Allstate Corp. (The)	176,087	20,716,636
American International Group, Inc.	987,847	56,168,980

		76,885,616

Internet & Direct Marketing Retail—0.5%
eBay, Inc.	172,402	11,464,733

IT Services—3.4%
Cognizant Technology Solutions Corp. - Class A	604,357	53,618,553
DXC Technology Co. (a)	906,699	29,186,641

		82,805,194

Machinery—3.2%
Caterpillar, Inc.	200,556	41,462,947
Westinghouse Air Brake Technologies Corp. (b)	381,555	35,145,031

		76,607,978

Media—1.4%
Comcast Corp. - Class A	670,918	33,767,303

Oil, Gas & Consumable Fuels—11.8%
Canadian Natural Resources, Ltd.	588,865	24,882,275
Chevron Corp.	428,532	50,288,230

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	314,942	$22,732,514
Devon Energy Corp. (b)	1,024,730	45,139,356
Hess Corp.	371,835	27,526,945
Marathon Oil Corp.	2,300,414	37,772,798
Pioneer Natural Resources Co.	232,974	42,373,311
Suncor Energy, Inc.	1,341,391	33,575,017

		284,290,446

Pharmaceuticals—5.2%
Bristol-Myers Squibb Co.	378,107	23,574,972
Johnson & Johnson	255,587	43,723,268
Merck & Co., Inc.	278,105	21,313,967
Sanofi (ADR)	711,892	35,665,789

		124,277,996

Semiconductors & Semiconductor Equipment—4.2%
Intel Corp.	351,294	18,091,641
NXP Semiconductors NV	207,146	47,183,716
QUALCOMM, Inc.	199,236	36,434,287

		101,709,644

Software—2.6%
CDK Global, Inc. (b)	633,054	26,423,674
Microsoft Corp.	107,110	36,023,235

		62,446,909

Tobacco—4.2%
Altria Group, Inc.	629,565	29,835,085
Philip Morris International, Inc.	753,728	71,604,160

		101,439,245

Total Common Stocks (Cost $1,564,969,650)		2,354,744,901

Short-Term Investment—2.0%

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $47,359,222; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $48,306,479.	47,359,222	47,359,222

Total Short-Term Investments (Cost $47,359,222)		47,359,222

Securities Lending Reinvestments (c)—1.9%

Certificates of Deposit—0.2%
Credit Suisse (NY) 0.270%, 03/18/22	1,000,000	1,000,000

Certificates of Deposit—(Continued)
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	800,000	$799,456
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,001
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	1,000,000	999,830

		3,799,287

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $4,002,248; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $4,082,290.	4,002,245	4,002,245
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $4,001,633; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $4,392,552.	4,000,000	4,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $400,005; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $408,007.	400,000	400,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $3,000,008; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $3,060,005.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $4,400,060; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $4,489,906.	4,400,000	4,400,000

		15,802,245

Time Deposit—0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	2,000,000	2,000,000

Mutual Funds—1.0%
Allspring Government Money Market Fund, Select Class 0.030% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Class I 0.010% (e)	4,000,000	4,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (e)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	7,000,000	$7,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.820% (e)	4,000,000	4,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $45,601,718)		45,601,532

Total Investments—101.9% (Cost $1,657,930,590)		2,447,705,655
Other assets and liabilities (net)—(1.9)%		(45,307,382)

Net Assets—100.0%		$2,402,398,273

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $44,880,777 and the collateral received consisted of cash in the amount of $45,600,750. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,506,395	CIBC	01/07/22	USD	1,180,903	$9,968
CAD	807,395	DBAG	01/07/22	USD	628,191	10,090
CAD	1,056,549	DBAG	01/07/22	USD	830,385	4,863
CAD	784,895	JPMC	01/07/22	USD	606,545	13,949

Contracts to Deliver
CAD	37,006,128	CIBC	01/07/22	USD	28,895,773	(359,190)
CAD	1,000,446	GSI	01/07/22	USD	791,179	282
CAD	1,152,660	RBC	01/07/22	USD	899,679	(11,549)
CAD	963,740	RBC	01/07/22	USD	762,290	411
CAD	980,079	SSBT	01/07/22	USD	763,652	(11,143)
EUR	427,341	DBAG	01/07/22	USD	483,317	(3,239)
EUR	504,371	JPMC	01/07/22	USD	569,840	(4,419)
EUR	14,955,926	RBC	01/07/22	USD	16,960,558	(67,751)

Net Unrealized Depreciation						$(417,728)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,354,744,901	$—	$—	$2,354,744,901
Total Short-Term Investment*	—	47,359,222	—	47,359,222
Securities Lending Reinvestments
Certificates of Deposit	—	3,799,287	—	3,799,287
Repurchase Agreements	—	15,802,245	—	15,802,245
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	24,000,000	—	—	24,000,000
Total Securities Lending Reinvestments	24,000,000	21,601,532	—	45,601,532
Total Investments	$2,378,744,901	$68,960,754	$—	$2,447,705,655

Collateral for Securities Loaned (Liability)	$—	$(45,600,750)	$—	$(45,600,750)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$39,563	$—	$39,563
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(457,291)	—	(457,291)
Total Forward Contracts	$—	$(417,728)	$—	$(417,728)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,447,705,655
Cash	813,772
Cash denominated in foreign currencies (c)	3,482
Unrealized appreciation on forward foreign currency exchange contracts	39,563
Receivable for:
Fund shares sold	212,012
Dividends and interest	3,580,388
Prepaid expenses	7,338

Total Assets	2,452,362,210
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	457,291
Collateral for securities loaned	45,600,750
Payables for:
Fund shares redeemed	2,156,743
Accrued Expenses:
Management fees	1,083,358
Distribution and service fees	211,835
Deferred trustees’ fees	189,880
Other expenses	264,080

Total Liabilities	49,963,937

Net Assets	$2,402,398,273

Net Assets Consist of:
Paid in surplus	$1,300,336,748
Distributable earnings (Accumulated losses)	1,102,061,525

Net Assets	$2,402,398,273

Net Assets
Class A	$1,384,551,549
Class B	1,017,846,724
Capital Shares Outstanding*
Class A	82,441,185
Class B	61,021,661
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.79
Class B	16.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,657,930,590.
(b)	Includes securities loaned at value of $44,880,777.
(c)	Identified cost of cash denominated in foreign currencies was $3,460.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$55,468,849
Securities lending income	173,242

Total investment income	55,642,091
Expenses
Management fees	13,876,958
Administration fees	92,487
Custodian and accounting fees	155,415
Distribution and service fees—Class B	2,529,603
Audit and tax services	48,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	60,615
Insurance	16,474
Miscellaneous	35,598

Total expenses	16,907,061
Less management fee waiver	(688,575)
Less broker commission recapture	(25,897)

Net expenses	16,192,589

Net Investment Income	39,449,502

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	343,649,880
Foreign currency transactions	239,417
Forward foreign currency transactions	789,182

Net realized gain (loss)	344,678,479

Net change in unrealized appreciation (depreciation) on:
Investments	329,782,471
Foreign currency transactions	(18,346)
Forward foreign currency transactions	582,115

Net change in unrealized appreciation (depreciation)	330,346,240

Net realized and unrealized gain (loss)	675,024,719

Net Increase (Decrease) in Net Assets From Operations	$714,474,221

(a)	Net of foreign withholding taxes of $615,400.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$39,449,502	$48,304,797
Net realized gain (loss)	344,678,479	(66,334,309)
Net change in unrealized appreciation (depreciation)	330,346,240	38,693,571

Increase (decrease) in net assets from operations	714,474,221	20,664,059

From Distributions to Shareholders
Class A	(28,908,359)	(115,777,540)
Class B	(19,160,481)	(70,994,130)

Total distributions	(48,068,840)	(186,771,670)

Increase (decrease) in net assets from capital share transactions	(655,480,380)	140,877,098

Total increase (decrease) in net assets	10,925,001	(25,230,513)

Net Assets
Beginning of period	2,391,473,272	2,416,703,785

End of period	$2,402,398,273	$2,391,473,272

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	289,494	$4,533,078	9,087,404	$94,859,092
Reinvestments	1,836,618	28,908,359	11,079,190	115,777,540
Redemptions	(33,072,279)	(503,564,498)	(9,665,974)	(114,649,522)

Net increase (decrease)	(30,946,167)	$(470,123,061)	10,500,620	$95,987,110

Class B
Sales	3,184,818	$49,054,608	6,640,891	$69,679,243
Reinvestments	1,223,531	19,160,481	6,826,358	70,994,130
Redemptions	(16,672,760)	(253,572,408)	(8,171,329)	(95,783,385)

Net increase (decrease)	(12,264,411)	$(185,357,319)	5,295,920	$44,889,988

Increase (decrease) derived from capital shares transactions		$(655,480,380)		$140,877,098

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.84	$14.18	$13.26	$16.38	$14.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.27	0.31	0.29	0.26
Net realized and unrealized gain (loss)	4.02	(0.55)	2.77	(2.05)	2.29

Total income (loss) from investment operations	4.28	(0.28)	3.08	(1.76)	2.55

Less Distributions
Distributions from net investment income	(0.33)	(0.30)	(0.36)	(0.14)	(0.38)
Distributions from net realized capital gains	0.00	(0.76)	(1.80)	(1.22)	(0.45)

Total distributions	(0.33)	(1.06)	(2.16)	(1.36)	(0.83)

Net Asset Value, End of Period	$16.79	$12.84	$14.18	$13.26	$16.38

Total Return (%) (b)	33.47	(0.27)	25.26	(11.91)	18.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.60	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (c)(d)	0.56	0.57	0.56	0.56	0.55
Ratio of net investment income (loss) to average net assets (%)	1.71	2.41	2.28	1.85	1.73
Portfolio turnover rate (%)	15	39	23	19	24
Net assets, end of period (in millions)	$1,384.6	$1,456.1	$1,458.6	$1,284.2	$1,815.9

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.76	$14.09	$13.18	$16.29	$14.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.24	0.28	0.25	0.22
Net realized and unrealized gain (loss)	4.00	(0.55)	2.75	(2.04)	2.29

Total income (loss) from investment operations	4.22	(0.31)	3.03	(1.79)	2.51

Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.32)	(0.10)	(0.35)
Distributions from net realized capital gains	0.00	(0.76)	(1.80)	(1.22)	(0.45)

Total distributions	(0.30)	(1.02)	(2.12)	(1.32)	(0.80)

Net Asset Value, End of Period	$16.68	$12.76	$14.09	$13.18	$16.29

Total Return (%) (b)	33.18	(0.51)	24.95	(12.15)	18.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c)(d)	0.81	0.82	0.81	0.81	0.80
Ratio of net investment income (loss) to average net assets (%)	1.47	2.16	2.03	1.61	1.48
Portfolio turnover rate (%)	15	39	23	19	24
Net assets, end of period (in millions)	$1,017.8	$935.3	$958.1	$855.1	$1,112.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $47,359,222. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,802,245. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$39,563	Unrealized depreciation on forward foreign currency exchange contracts	$457,291

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$9,968	$(9,968)	$—	$—
Deutsche Bank AG	14,953	(3,239)	—	11,714
Goldman Sachs International	282	—	—	282
JPMorgan Chase Bank N.A.	13,949	(4,419)	—	9,530
Royal Bank of Canada	411	(411)	—	—

	$39,563	$(18,037)	$—	$21,526

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$359,190	$(9,968)	$—	$349,222
Deutsche Bank AG	3,239	(3,239)	—	—
JPMorgan Chase Bank N.A.	4,419	(4,419)	—	—
Royal Bank of Canada	79,300	(411)	—	78,889
State Street Bank and Trust Co.	11,143	—	—	11,143

	$457,291	$(18,037)	$—	$439,254

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$789,182

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$582,115

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$61,512,773

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$366,630,118	$0	$1,019,962,558

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$13,876,958	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $476,377 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $212,198 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2021 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$30,360

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,675,230,427

Gross unrealized appreciation	786,776,827
Gross unrealized (depreciation)	(14,301,597)

Net unrealized appreciation (depreciation)	$772,475,230

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$48,068,840	$50,764,643	$—	$136,007,027	$48,068,840	$186,771,670

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$58,853,591	$271,339,388	$772,058,427	$—	$1,102,251,406

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $5,757,903 and accumulated long-term capital losses of $47,424,520.

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Comstock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one- and five-year periods ended October 31, 2021 and underperformed its benchmark for the three-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Invesco Global Equity Portfolio returned 15.76%, 15.47%, and 15.61%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 18.54%.

MARKET ENVIRONMENT / CONDITIONS

2021 was another exceptional year for equities. Nearly all broad-based indices returned in excess of 15%, and a few were north of 20%. Much of this has been driven by the impact of the combination of fiscal and monetary stimulus that has been injected into the world economy. Most of the developed world has had either strong or accelerating Gross Domestic Product over the last year. There are few negatives to be drawn from this with one important exception, and that’s inflation. Some of this is appears to be a result of a reopening economy, but we also have other markers, such as a worker shortage. This may be signaling that the U.S. is growing faster than our capacity to hire, produce and ship. The degree to which this is temporary and related to restarting the economy will be determined in upcoming quarters.

The market advance was broad in 2021 but it had a decided lean towards sectors and industries that benefit from accelerating economic activity. We observed tight supplies and higher prices of items ranging from basic commodities to semiconductors. The Energy, Information Technology, Financials and Real Estate sectors were all up sharply. Beyond Technology however, none are central to where we find enduring investment opportunities or long-term value creation, so our exposure to them have been historically modest. Largely, they reflect some of the large wealth creation engines of the 20th century. We believe other areas offer better long tailed opportunities now.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The three largest detractors from performance in 2021 were PayPal Holdings, Murata Manufacturing (Japan) and StoneCo (Brazil).

PayPal Holdings has established a big beachhead in the future of digital payments. The current issue for them has been their business separation from their previous owner, eBay Inc. That process has been accelerating, which has been a headwind. The company also did itself no favors by announcing an upcoming investment phase on the heels of a weak quarterly earnings announcement.

Murata Manufacturing is a beneficiary of 5G and electric vehicles production over the medium term. Over the last year or so, however, it has been hampered by the ability of its customers to get chip supplies, among other setbacks.

StoneCo stumbled in 2021 with a poorly executed effort to expand beyond its core payments business in Brazil into local lending. That effort has now halted. The economic environment in Brazil has also deteriorated with high inflation and rising interest rates.

The Portfolio outperformed in six of the 11 GICs sectors in 2021, led by our holdings in the Communication Services, Real Estate, Consumer Staples Financials, Utilities, and Materials sectors.

Positions in Alphabet, Intuit, S&P Global, and LVMH Moet Hennessey Louis Vuitton SE (France) each contributed in excess of 1.70% of absolute performance contribution over the course of 2021. All have been long-term holdings and possess characteristics we continued to find appealing. Each has sizable and defendable competitive advantages, grow sustainably, and are stewarded by strong management teams.

Alphabet is currently our largest holding. The company has a collection of businesses that, in our view, possess large competitive moats and are well positioned for the future. We think it is the leading company in many of the most relevant technology trends such as artificial intelligence, search, mobile, and autonomous driving.

Intuit, the maker of small business accounting and tax software, has had some good acquisitions in recent years and executed well against them. This has built nicely upon their foundation of tax and small-medium bookkeeping software. It is our view that the ecosystem they have built aspires to be the de-facto operating platform for small business.

S&P Global seems to be a big beneficiary of two big trends, debt issuance and passive investing, both of which are appealing businesses. Debt ratings are often a prerequisite for many institutions to invest and the company earns a royalty stream from every dollar that flows into a passive investment vehicle mapped to an index they sponsor.

The Portfolio owned no positions in Energy, Materials, or Utilities during the year, which was beneficial to our relative performance in the Utilities and Materials sectors, however, this was not the case in the Energy sector. The commoditized nature of energy economics is not appealing over the long-term, hence we rarely find opportunities there.

Our thematic, long-term, investment style leads us towards what we believe are quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that we believe do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. It has been our experience that competitively advantaged companies in ascendant industries can create economic value that can progress for decades. Therefore, we think and behave with a long-term focus.

At the end of the reporting period, the Portfolio was overweight the Information Technology, Communication Services, Industrials, Consumer Discretionary, and Real Estate sectors. The Portfolio was underweight the Financials, Consumer Staples, Materials, Energy,

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Utilities, and Health Care sectors. Over the course of the period, there were no wholesale shifts in our sector allocations. Our overweight allocation to Information Technology increased the most. Regarding individual names, Alphabet, Intuit, S&P Global, LVMH, Meta, Adobe, Nidec, and JD.com have remained in the top 10 over the period. The Portfolio did not utilize any derivatives for the 12 months ended December 31, 2021.

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 25 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	15.76	18.44	14.46
Class B	15.47	18.14	14.17
Class E	15.61	18.27	14.29
MSCI All Country World Index	18.54	14.40	11.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Alphabet, Inc.- Class A	11.2
Intuit, Inc.	6.5
S&P Global, Inc.	5.3
LVMH Moet Hennessy Louis Vuitton SE	5.2
Meta Platforms, Inc.- Class A	5.1
Adobe, Inc.	4.3
Analog Devices, Inc.	3.4
Nidec Corp.	3.3
JD.com, Inc.(ADR)	3.3
Keyence Corp.	3.0

Top Countries

% of Net Assets
United States	57.9
Japan	12.0
France	11.4
India	4.4
China	3.6
Sweden	3.5
Germany	2.5
United Kingdom	1.1
Switzerland	1.0
Netherlands	0.9

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,035.20	$2.87
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,033.80	$4.15
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$1,034.70	$3.64
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Brazil—0.2%
StoneCo, Ltd. - Class A (a) (b)	207,860	$3,504,520

China—3.6%
JD.com, Inc. (ADR) (a) (b)	695,288	48,718,830
Meituan - Class B (a)	176,000	5,088,142

		53,806,972

Denmark—0.2%
Ambu A/S - Class B (b)	127,429	3,335,303

France—11.4%
Airbus SE (a)	342,666	43,763,182
Dassault Systemes SE	97,645	5,792,514
Kering S.A.	53,013	42,537,280
LVMH Moet Hennessy Louis Vuitton SE	94,731	78,172,055

		170,265,031

Germany—2.5%
SAP SE	263,358	37,613,054

India—4.4%
DLF, Ltd.	7,704,616	40,587,432
ICICI Bank, Ltd. (ADR) (a) (b)	1,303,665	25,799,531

		66,386,963

Italy—0.4%
Brunello Cucinelli S.p.A. (a)	84,664	5,814,225

Japan—12.0%
FANUC Corp.	28,400	6,020,397
Keyence Corp.	71,800	45,123,581
Murata Manufacturing Co., Ltd.	474,200	37,648,884
Nidec Corp.	418,300	49,171,539
Omron Corp.	246,000	24,512,011
TDK Corp.	406,100	15,853,942

		178,330,354

Netherlands—0.9%
ASML Holding NV	13,917	11,097,036
uniQure NV (a)	113,003	2,343,682

		13,440,718

Spain—0.2%
Industria de Diseno Textil S.A	93,682	3,036,085

Sweden—3.5%
Assa Abloy AB - Class B	701,037	21,296,056
Atlas Copco AB - A Shares	437,923	30,314,581

		51,610,637

Switzerland—1.0%
Lonza Group AG	11,665	9,717,452
Zur Rose Group AG (a) (b)	18,927	4,886,104

		14,603,556

Security Description	Shares/ Principal Amount*	Value

United Kingdom—1.1%
Farfetch, Ltd. - Class A (a) (b)	402,164	13,444,342
Prudential plc	192,817	3,324,948

		16,769,290

United States—57.9%
Adobe, Inc. (a)	111,743	63,364,986
Agilent Technologies, Inc.	203,325	32,460,836
Alphabet, Inc. - Class A (a)	57,851	167,596,661
Amazon.com, Inc. (a)	4,018	13,397,378
Analog Devices, Inc.	287,413	50,518,583
Avantor, Inc. (a)	643,293	27,108,367
Boston Scientific Corp. (a)	183,483	7,794,358
Castle Biosciences, Inc. (a) (b)	44,550	1,909,858
Charles River Laboratories International, Inc. (a)	20,640	7,776,739
Danaher Corp.	17,633	5,801,433
Dun & Bradstreet Holdings, Inc. (a) (b)	109,845	2,250,724
Equifax, Inc.	114,752	33,598,238
Fidelity National Information Services, Inc.	128,050	13,976,657
Illumina, Inc. (a)	28,747	10,936,509
Intuit, Inc.	149,884	96,408,386
Intuitive Surgical, Inc. (a)	22,053	7,923,643
IQVIA Holdings, Inc. (a)	42,223	11,912,797
Marriott International, Inc. - Class A (a)	13,700	2,263,788
Marvell Technology, Inc.	98,979	8,659,673
Meta Platforms, Inc. - Class A (a)	224,532	75,521,338
Microsoft Corp.	53,568	18,015,990
Natera, Inc. (a)	46,735	4,364,582
NVIDIA Corp.	28,129	8,273,020
Omnicell, Inc. (a) (b)	37,585	6,781,837
PayPal Holdings, Inc. (a)	85,336	16,092,663
Phathom Pharmaceuticals, Inc. (a) (b)	123,025	2,419,902
Qualtrics International, Inc. - Class A (a) (b)	173,090	6,127,386
S&P Global, Inc. (b)	166,415	78,536,231
Splunk, Inc. (a)	45,473	5,262,136
United Parcel Service, Inc. - Class B	159,402	34,166,225
Veracyte, Inc. (a) (b)	181,510	7,478,212
Visa, Inc. - Class A	84,755	18,367,256
Walt Disney Co. (The) (a)	98,275	15,221,815

		862,288,207

Total Common Stocks (Cost $629,738,471)		1,480,804,915

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $11,527,556; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $11,758,144.	11,527,556	11,527,556

Total Short-Term Investments (Cost $11,527,556)		11,527,556

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—6.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.6%
Bank of Montreal 0.300%, 06/02/22	4,000,000	$4,000,252
Credit Suisse (NY) 0.270%, 03/18/22	2,000,000	2,000,000
Natixis S.A. (New York) 0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	500,000	499,660

		8,500,232

Commercial Paper—0.4%
Macquarie Bank Ltd. 0.270%, 03/07/22	4,000,000	3,997,984
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114

		5,997,098

Repurchase Agreements—3.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $5,277,445; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $5,382,989.	5,277,440	5,277,440
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $3,001,225; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $700,009; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $714,011.	700,000	700,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $9,200,125; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $9,387,985.	9,200,000	9,200,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $9,400,366; collateralized by various Common Stock with an aggregate market value of $10,446,423.	9,400,000	9,400,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $10,000,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,108,766.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,800,082; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,999,578.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $100,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $111,121.	100,000	100,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,630,324; collateralized by various Common Stock with an aggregate market value of $2,922,542.	2,630,222	2,630,222
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $5,000,058; collateralized by various Common Stock with an aggregate market value of $5,526,823.	5,000,000	5,000,000

		57,107,662

Time Deposit—0.3%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	4,000,000	4,000,000

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	8,000,000	8,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	1,600,000	1,600,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (e)	5,000,000	5,000,000

		14,600,000

Total Securities Lending Reinvestments (Cost $90,204,846)		90,204,992

Total Investments—106.2% (Cost $731,470,873)		1,582,537,463
Other assets and liabilities (net)—(6.2)%		(92,185,068)

Net Assets—100.0%		$1,490,352,395

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $87,654,137 and the collateral received consisted of cash in the amount of $90,203,531. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Interactive Media & Services	16.3
Software	15.6
Textiles, Apparel & Luxury Goods	8.5
Electronic Equipment, Instruments & Components	8.3
Life Sciences Tools & Services	7.1
Internet & Direct Marketing Retail	5.4
Semiconductors & Semiconductor Equipment	5.3
Capital Markets	5.3
IT Services	3.5
Electrical Equipment	3.3

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,504,520	$—	$—	$3,504,520
China	48,718,830	5,088,142	—	53,806,972
Denmark	—	3,335,303	—	3,335,303
France	—	170,265,031	—	170,265,031
Germany	—	37,613,054	—	37,613,054
India	25,799,531	40,587,432	—	66,386,963
Italy	—	5,814,225	—	5,814,225
Japan	—	178,330,354	—	178,330,354
Netherlands	2,343,682	11,097,036	—	13,440,718
Spain	—	3,036,085	—	3,036,085
Sweden	—	51,610,637	—	51,610,637
Switzerland	—	14,603,556	—	14,603,556
United Kingdom	13,444,342	3,324,948	—	16,769,290
United States	862,288,207	—	—	862,288,207
Total Common Stocks	956,099,112	524,705,803	—	1,480,804,915
Total Short-Term Investment*	—	11,527,556	—	11,527,556
Securities Lending Reinvestments
Certificates of Deposit	—	8,500,232	—	8,500,232
Commercial Paper	—	5,997,098	—	5,997,098
Repurchase Agreements	—	57,107,662	—	57,107,662
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	14,600,000	—	—	14,600,000
Total Securities Lending Reinvestments	14,600,000	75,604,992	—	90,204,992
Total Investments	$970,699,112	$611,838,351	$—	$1,582,537,463

Collateral for Securities Loaned (Liability)	$—	$(90,203,531)	$—	$(90,203,531)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,582,537,463
Cash denominated in foreign currencies (c)	63,572
Receivable for:
Fund shares sold	730,172
Dividends	357,390
Prepaid expenses	4,422

Total Assets	1,583,693,019
Liabilities
Collateral for securities loaned	90,203,531
Payables for:
Fund shares redeemed	98,637
Foreign taxes	1,799,098
Accrued Expenses:
Management fees	656,814
Distribution and service fees	84,927
Deferred trustees’ fees	206,057
Other expenses	291,560

Total Liabilities	93,340,624

Net Assets	$1,490,352,395

Net Assets Consist of:
Paid in surplus	$480,860,790
Distributable earnings (Accumulated losses) (d)	1,009,491,605

Net Assets	$1,490,352,395

Net Assets
Class A	$1,079,715,814
Class B	388,477,423
Class E	22,159,158
Capital Shares Outstanding*
Class A	33,069,948
Class B	11,992,498
Class E	681,868
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.65
Class B	32.39
Class E	32.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $731,470,873.
(b)	Includes securities loaned at value of $87,654,137.
(c)	Identified cost of cash denominated in foreign currencies was $63,277.
(d)	Includes foreign capital gains tax of $1,799,098.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$7,785,644
Non-cash dividends	537,450
Securities lending income	85,941

Total investment income	8,409,035
Expenses
Management fees	10,033,065
Administration fees	64,368
Custodian and accounting fees	211,262
Distribution and service fees—Class B	994,097
Distribution and service fees—Class E	34,353
Audit and tax services	52,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	61,035
Insurance	10,319
Miscellaneous	52,536

Total expenses	11,604,946
Less management fee waiver	(2,119,213)

Net expenses	9,485,733

Net Investment Loss	(1,076,698)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	162,799,104
Foreign currency transactions	(3,716)

Net realized gain (loss)	162,795,388

Net change in unrealized appreciation (depreciation) on:
Investments (c)	61,283,931
Foreign currency transactions	(83,534)

Net change in unrealized appreciation (depreciation)	61,200,397

Net realized and unrealized gain (loss)	223,995,785

Net Increase (Decrease) in Net Assets From Operations	$222,919,087

(a)	Net of foreign withholding taxes of $601,910.
(b)	Net of foreign capital gains tax of $45,776.
(c)	Includes change in foreign capital gains tax of $(1,547,389).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,076,698)	$1,428,936
Net realized gain (loss)	162,795,388	62,280,559
Net change in unrealized appreciation (depreciation)	61,200,397	271,632,004

Increase (decrease) in net assets from operations	222,919,087	335,341,499

From Distributions to Shareholders
Class A	(45,961,149)	(10,857,755)
Class B	(16,173,184)	(3,136,422)
Class E	(937,943)	(193,069)

Total distributions	(63,072,276)	(14,187,246)

Increase (decrease) in net assets from capital share transactions	(155,006,641)	(189,816,415)

Total increase (decrease) in net assets	4,840,170	131,337,838

Net Assets
Beginning of period	1,485,512,225	1,354,174,387

End of period	$1,490,352,395	$1,485,512,225

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	510,660	$16,044,763	600,341	$13,082,260
Reinvestments	1,475,952	45,961,149	490,635	10,857,755
Redemptions	(5,336,834)	(169,889,310)	(6,347,415)	(154,461,981)

Net increase (decrease)	(3,350,222)	$(107,883,398)	(5,256,439)	$(130,521,966)

Class B
Sales	629,105	$19,436,492	672,658	$14,712,414
Reinvestments	522,896	16,173,184	142,435	3,136,422
Redemptions	(2,572,761)	(80,442,566)	(3,101,247)	(73,730,074)

Net increase (decrease)	(1,420,760)	$(44,832,890)	(2,286,154)	$(55,881,238)

Class E
Sales	41,533	$1,322,921	64,533	$1,494,959
Reinvestments	30,237	937,943	8,756	193,069
Redemptions	(143,408)	(4,551,217)	(219,498)	(5,101,239)

Net increase (decrease)	(71,638)	$(2,290,353)	(146,209)	$(3,413,211)

Increase (decrease) derived from capital shares transactions		$(155,006,641)		$(189,816,415)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.42		$23.28	$20.45	$26.14	$19.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	0.04	0.20	0.28	0.21
Net realized and unrealized gain (loss)	4.57		6.37	5.90	(3.18)	6.91

Total income (loss) from investment operations	4.57		6.41	6.10	(2.90)	7.12

Less Distributions
Distributions from net investment income	(0.04)		(0.21)	(0.26)	(0.33)	(0.26)
Distributions from net realized capital gains	(1.30)		(0.06)	(3.01)	(2.46)	0.00

Total distributions	(1.34)		(0.27)	(3.27)	(2.79)	(0.26)

Net Asset Value, End of Period	$32.65		$29.42	$23.28	$20.45	$26.14

Total Return (%) (c)	15.76		27.92	31.91	(12.96)	37.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70		0.70	0.70	0.71	0.71
Net ratio of expenses to average net assets (%) (d)(e)	0.56		0.58	0.59	0.61	0.60
Ratio of net investment income (loss) to average net assets (%)	(0.00	) (f)	0.18	0.91	1.12	0.90
Portfolio turnover rate (%)	7		9	8	17	9
Net assets, end of period (in millions)	$1,079.7		$1,071.4	$970.2	$834.2	$1,052.8

	Class B
	Year Ended December 31,
	2021		2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.23		$23.13	$20.33	$25.99	$19.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)		(0.02)	0.15	0.22	0.15
Net realized and unrealized gain (loss)	4.54		6.33	5.85	(3.16)	6.86

Total income (loss) from investment operations	4.46		6.31	6.00	(2.94)	7.01

Less Distributions
Distributions from net investment income	0.00		(0.15)	(0.19)	(0.26)	(0.20)
Distributions from net realized capital gains	(1.30)		(0.06)	(3.01)	(2.46)	0.00

Total distributions	(1.30)		(0.21)	(3.20)	(2.72)	(0.20)

Net Asset Value, End of Period	$32.39		$29.23	$23.13	$20.33	$25.99

Total Return (%) (c)	15.47		27.58	31.57	(13.14)	36.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95		0.95	0.95	0.96	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.81		0.83	0.84	0.86	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.25)		(0.07)	0.67	0.87	0.65
Portfolio turnover rate (%)	7		9	8	17	9
Net assets, end of period (in millions)	$388.5		$392.1	$363.1	$319.4	$407.1
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.29	$23.18	$20.37	$26.04	$19.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.01	0.17	0.24	0.17
Net realized and unrealized gain (loss)	4.56	6.34	5.87	(3.17)	6.89

Total income (loss) from investment operations	4.51	6.35	6.04	(2.93)	7.06

Less Distributions
Distributions from net investment income	0.00	(0.18)	(0.22)	(0.28)	(0.23)
Distributions from net realized capital gains	(1.30)	(0.06)	(3.01)	(2.46)	0.00

Total distributions	(1.30)	(0.24)	(3.23)	(2.74)	(0.23)

Net Asset Value, End of Period	$32.50	$29.29	$23.18	$20.37	$26.04

Total Return (%) (c)	15.61	27.69	31.71	(13.07)	36.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.86	0.86
Net ratio of expenses to average net assets (%) (d)(e)	0.71	0.73	0.74	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	(0.15)	0.03	0.77	0.97	0.75
Portfolio turnover rate (%)	7	9	8	17	9
Net assets, end of period (in millions)	$22.2	$22.1	$20.9	$18.1	$24.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2021, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021 the Portfolio received EU tax reclaim payments in the amount of $63,389 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $11,527,556. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $57,107,662. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$111,022,762	$0	$334,777,683

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$10,033,065	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.140%	$100 million to $250 million
0.130%	$250 million to $300 million
0.160%	$300 million to $350 million
0.140%	$350 million to $500 million
0.130%	$500 million to $600 million
0.140%	$600 million to $750 million
0.130%	Over $750 million

An identical agreement was in place for the period January 1, 2021 to April 29, 2021. Amounts waived for the year ended December 31, 2021 were $2,012,613 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $106,600 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During year ended December 31, 2021, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$1,156

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$731,549,903

Gross unrealized appreciation	865,211,579
Gross unrealized (depreciation)	(16,023,116)

Net unrealized appreciation (depreciation)	$849,188,463

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$1,405,225	$10,944,635	$61,667,051	$3,242,611	$63,072,276	$14,187,246

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$565,000	$159,963,340	$849,169,322	$—	$1,009,697,662

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-19

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Global Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Global Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Global Equity Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-23

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-24

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2021.

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 7.12%, 6.93%, and 7.01%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 2.83%.

MARKET ENVIRONMENT / CONDITIONS

U.S. political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the U.S. Federal Reserve’s (the “Fed”) commitment to an accommodative policy, the 10-year U.S. Treasury yield rose from 0.92% at the end of 2020 to 1.75% at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the U.S. stock market, stocks continued to hit all-time highs through April 2021.

The U.S. stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the U.S. gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as most S&P 500 companies beat Wall Street earnings forecasts. U.S. equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (“CPI”) increasing from June through September, the Fed declined to raise interest rates at its September Federal Open Market Committee meeting. The U.S. stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021, amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October, causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982. The Fed announced a faster pace of asset purchase tapering at its December meeting to combat inflation, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71% for the calendar year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 months ended December 31, 2021, the Portfolio delivered a positive return and outperformed the Russell 2000 Growth Index. Relative contributors to performance during the period included stock selection and active positioning in the Health Care, Industrials, and Communication Services sectors. Not having exposure in the Utilities sector also contributed to relative performance. Health Care sector performance contributed the most with several Life Sciences Tools & Services and Biotechnology companies posting strong gains despite the value-stock rally that occurred in 2021 that broadly put pressure on names within this space. Alternatively, the leading detractor from relative performance was stock selection in the Information Technology (“IT”) sector, although the Portfolio’s overweight positioning within the sector helped offset some of the negative results. The IT sector broadly faced headwinds during the year for several reasons including investor concerns about higher interest rates and the impact on valuation, supply chain disruptions, especially in the semiconductor space, as well as difficult comparisons relative to the previous year when the pandemic pulled forward significant future growth as companies increasingly spent on new software and other technology upgrades to enable a work-from-home environment. Stock selection and an underweight in the Consumer Staples sector also detracted from relative performance.

The leading contributor to performance on an absolute and relative basis was Plug Power, which develops hydrogen fuel cell systems to replace conventional batteries in electric powered vehicles and other equipment. Early in the year the company benefitted from an announced joint venture to build a hydrogen plant in Asia as well as a joint venture to manufacture hydrogen fuel cells in Europe for the light commercial vehicle market. These announcements were well received by investors as Europe and Asia represent brand new markets for Plug Power. After capturing significant performance in this business, we sold our position during the year due to market cap concerns.

Another leading absolute contributor during the year was Bill.com. The software company consistently posted stellar quarterly earnings reports with strong growth and operating metrics that significantly exceeded expectations. Bill.com has largely benefitted from demand for digital transformation of processes and payments, which was already on the rise, and has now been accelerated due to pandemic induced challenges.

Builders FirstSource manufactures and supplies building materials and was among the leading absolute and relative contributors to outperformance during the year. Despite the challenging environment due to COVID-19 that included labor shortages and supply chain disruptions, Builders FirstSource managed the environment incredibly, exceeding earnings expectations and raising forward guidance early in the year. The building materials company also benefitted from rising lumber prices as supply chains struggled to keep up with strong demand for construction materials.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The leading absolute detractor during the period was Twist Bioscience. In our view, the synthetic DNA manufacturer is a promising early-stage company with an array of applications for its technology. As with most early-stage higher valuation companies, Twist Biosciences experienced volatility during the year as investors repositioned portfolios in anticipation of higher interest rates to combat inflationary pressures.

Danimer Scientific manufactures biodegradable plastics for consumer goods and was among the leading detractors from relative performance for the year. Danimer is in the process of expanding its capacity and so far, has executed well. Additionally, Danimer announced an acquisition of a company called Novomer (not a Portfolio holding). While the acquisition makes strategic sense long-term, it also means that Danimer will now need to access the capital markets to complete the funding of its growth plans, which was not well received by investors.

Cloud-based banking solutions provider, Q2, was also among the leading detractors during the period following underwhelming quarterly reports due in large part to less than expected bookings growth, which is a leading indicator of revenue growth. Additionally, as with many software companies during the year, concerns about interest rates and difficult comparisons from the previous year also weighed on investor sentiment, and ultimately stock performance.

The Portfolio tends to have higher quality and larger market cap biases relative to the Russell 2000 Growth Index. Structural underweights include real estate investment trusts, and pharma/biotech. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream are preferred.

At period end, relative to the Russell 2000 Growth Index, the Portfolio’s largest sector overweights were in Industrials, IT, and Materials. The largest sector underweights were in Consumer Staples, Real Estate, Energy, Communication Services, and Financials.

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	7.12	19.19	16.92
Class B	6.93	18.91	16.63
Class E	7.01	19.03	16.75
Russell 2000 Growth Index	2.83	14.54	14.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Lattice Semiconductor Corp.	2.1
Kornit Digital, Ltd.	1.5
Saia, Inc.	1.4
Builders FirstSource, Inc.	1.4
LPL Financial Holdings, Inc.	1.4
Ambarella, Inc.	1.3
Syneos Health, Inc.	1.3
Silicon Laboratories, Inc.	1.3
Evoqua Water Technologies Corp.	1.3
Natera, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	26.3
Health Care	24.9
Industrials	20.3
Consumer Discretionary	14.9
Materials	4.1
Financials	3.9
Consumer Staples	1.4
Real Estate	0.9
Communication Services	0.9
Energy	0.3

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.78%	$1,000.00	$985.50	$3.90
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$984.70	$5.15
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

Class E (a)	Actual	0.93%	$1,000.00	$985.20	$4.65
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.9%
GXO Logistics, Inc. (a)	121,452	$11,031,485

Auto Components—1.8%
Fox Factory Holding Corp. (a)	82,892	14,099,929
Visteon Corp. (a) (b)	72,307	8,036,200

		22,136,129

Automobiles—0.6%
Harley-Davidson, Inc.	202,818	7,644,210

Biotechnology—8.9%
Abcam plc (a)	440,327	10,329,028
ALX Oncology Holdings, Inc. (a)	90,117	1,936,614
Ascendis Pharma A/S (ADR) (a) (b)	53,522	7,200,315
CareDx, Inc. (a)	257,594	11,715,375
ChemoCentryx, Inc. (a) (b)	169,827	6,183,401
Fate Therapeutics, Inc. (a) (b)	121,874	7,130,848
Halozyme Therapeutics, Inc. (a)	320,504	12,887,466
Intellia Therapeutics, Inc. (a) (b)	49,405	5,841,647
Iovance Biotherapeutics, Inc. (a)	211,120	4,030,281
Kodiak Sciences, Inc. (a) (b)	78,576	6,661,673
Mirati Therapeutics, Inc. (a)	48,488	7,112,705
Natera, Inc. (a)	168,698	15,754,706
TG Therapeutics, Inc. (a) (b)	200,853	3,816,207
Twist Bioscience Corp. (a) (b)	148,302	11,477,092

		112,077,358

Building Products—2.5%
Builders FirstSource, Inc. (a)	203,056	17,403,930
Trex Co., Inc. (a) (b)	99,990	13,501,649

		30,905,579

Capital Markets—2.8%
Bakkt Holdings, Inc. (a) (b)	519,897	4,424,323
LPL Financial Holdings, Inc.	106,842	17,104,336
Morningstar, Inc.	40,511	13,854,357

		35,383,016

Chemicals—2.1%
Axalta Coating Systems, Ltd. (a)	259,153	8,583,147
Danimer Scientific, Inc. (a) (b)	406,014	3,459,239
Element Solutions, Inc.	571,673	13,880,221

		25,922,607

Commercial Services & Supplies—1.4%
Clean Harbors, Inc. (a)	111,468	11,121,163
IAA, Inc. (a)	128,673	6,513,427

		17,634,590

Communications Equipment—0.9%
Calix, Inc. (a)	133,575	10,681,993

Construction & Engineering—2.6%
AECOM (a)	165,918	12,833,757

Construction & Engineering—(Continued)
Construction Partners, Inc. - Class A (a) (b)	282,162	8,298,385
Valmont Industries, Inc.	46,594	11,671,797

		32,803,939

Construction Materials—0.8%
Eagle Materials, Inc.	62,743	10,444,200

Consumer Finance—0.2%
LendingTree, Inc. (a) (b)	23,771	2,914,325

Containers & Packaging—0.6%
Ranpak Holdings, Corp. (a)	184,580	6,936,516

Distributors—1.0%
Pool Corp.	22,705	12,851,030

Diversified Telecommunication Services—0.9%
Iridium Communications, Inc. (a)	261,205	10,785,154

Electrical Equipment—2.1%
Shoals Technologies Group, Inc. - Class A (a) (b)	323,941	7,871,766
Stem, Inc. (a) (b)	269,143	5,105,643
Vicor Corp. (a)	105,926	13,450,484

		26,427,893

Electronic Equipment, Instruments & Components—1.6%
Fabrinet (a)	79,036	9,363,395
Littelfuse, Inc.	35,614	11,207,013

		20,570,408

Energy Equipment & Services—0.3%
Aspen Aerogels, Inc. (a)	66,391	3,305,608

Equity Real Estate Investment Trusts—0.9%
EastGroup Properties, Inc.	49,189	11,207,714

Food & Staples Retailing—0.7%
Performance Food Group Co. (a)	182,465	8,373,319

Health Care Equipment & Supplies—8.1%
AtriCure, Inc. (a)	165,762	11,525,432
CONMED Corp. (b)	76,318	10,818,840
CryoPort, Inc. (a)	189,539	11,215,023
Inari Medical, Inc. (a)	122,632	11,192,623
Insulet Corp. (a) (b)	35,263	9,382,426
iRhythm Technologies, Inc. (a) (b)	105,476	12,413,470
Masimo Corp. (a)	39,592	11,591,746
Mesa Laboratories, Inc. (b)	31,288	10,265,280
Tandem Diabetes Care, Inc. (a)	90,045	13,553,573

		101,958,413

Health Care Providers & Services—1.0%
Amedisys, Inc. (a)	37,614	6,088,955
LHC Group, Inc. (a)	46,153	6,333,576

		12,422,531

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.4%
Schrodinger, Inc. (a)	130,469	$4,544,235

Hotels, Restaurants & Leisure—4.7%
Caesars Entertainment, Inc. (a) (b)	85,183	7,967,166
Marriott Vacations Worldwide Corp.	68,579	11,588,479
Penn National Gaming, Inc. (a) (b)	142,047	7,365,137
Planet Fitness, Inc. - Class A (a)	124,172	11,247,500
Texas Roadhouse, Inc.	105,383	9,408,594
Wingstop, Inc.	65,041	11,239,085

		58,815,961

Household Durables—1.5%
Installed Building Products, Inc.	84,757	11,842,248
Sonos, Inc. (a)	245,826	7,325,615

		19,167,863

Insurance—0.8%
BRP Group, Inc. - Class A (a)	276,709	9,991,962

Internet & Direct Marketing Retail—1.7%
Overstock.com, Inc. (a) (b)	173,673	10,248,444
Shutterstock, Inc.	94,992	10,532,713

		20,781,157

IT Services—0.9%
BigCommerce Holdings, Inc. (a)	83,014	2,936,205
Flywire Corp. (a) (b)	234,262	8,916,012

		11,852,217

Life Sciences Tools & Services—6.0%
Adaptive Biotechnologies Corp. (a) (b)	131,195	3,681,332
Berkeley Lights, Inc. (a) (b)	401,835	7,305,360
Maravai LifeSciences Holdings, Inc. - Class A (a)	162,211	6,796,641
NanoString Technologies, Inc. (a) (b)	229,268	9,681,988
NeoGenomics, Inc. (a) (b)	257,810	8,796,477
Pacific Biosciences of California, Inc. (a) (b)	399,309	8,169,862
Repligen Corp. (a)	54,241	14,365,186
Syneos Health, Inc. (a)	163,553	16,793,622

		75,590,468

Machinery—5.4%
Evoqua Water Technologies Corp. (a)	338,059	15,804,258
Kennametal, Inc.	230,325	8,270,971
Kornit Digital, Ltd. (a)	120,447	18,338,056
Nordson Corp.	37,070	9,462,859
Terex Corp.	185,371	8,147,055
Timken Co. (The)	116,704	8,086,420

		68,109,619

Metals & Mining—0.7%
Cleveland-Cliffs, Inc. (a) (b)	398,124	8,667,160

Personal Products—0.7%
Beauty Health Co. (The) (a) (b)	389,407	9,408,073

Pharmaceuticals—0.4%
Arvinas, Inc. (a)	65,945	5,416,722

Professional Services—1.4%
ASGN, Inc. (a)	94,292	11,635,633
Clarivate plc (a) (b)	249,295	5,863,418

		17,499,051

Road & Rail—2.2%
Lyft, Inc. - Class A (a)	209,370	8,946,380
Saia, Inc. (a)	53,563	18,052,338

		26,998,718

Semiconductors & Semiconductor Equipment—9.4%
Allegro MicroSystems, Inc. (a) (b)	352,232	12,743,754
Ambarella, Inc. (a)	83,034	16,846,768
Impinj, Inc. (a)	106,428	9,440,164
Lattice Semiconductor Corp. (a)	340,336	26,226,292
MACOM Technology Solutions Holdings, Inc. (a)	164,236	12,859,679
Power Integrations, Inc.	122,593	11,387,664
Semtech Corp. (a)	139,917	12,442,819
Silicon Laboratories, Inc. (a) (b)	78,999	16,306,973

		118,254,113

Software—13.5%
Altair Engineering, Inc. - Class A (a)	145,306	11,235,060
Avalara, Inc. (a)	60,124	7,762,610
Black Knight, Inc. (a)	107,260	8,890,782
Blackline, Inc. (a) (b)	122,691	12,703,426
Cerence, Inc. (a) (b)	84,191	6,452,398
Duck Creek Technologies, Inc. (a) (b)	215,366	6,484,670
Five9, Inc. (a)	65,006	8,926,624
Guidewire Software, Inc. (a) (b)	88,785	10,079,761
KnowBe4, Inc. - Class A (a) (b)	390,246	8,952,243
LivePerson, Inc. (a) (b)	169,196	6,043,681
Matterport, Inc. (a) (b)	120,130	2,479,483
Olo, Inc. - Class A (a)	366,570	7,628,322
Pegasystems, Inc.	87,073	9,736,503
Q2 Holdings, Inc. (a) (b)	147,421	11,711,124
Qualys, Inc. (a)	85,293	11,703,906
Rapid7, Inc. (a)	88,851	10,456,874
Smartsheet, Inc. - Class A (a)	136,414	10,565,264
Sprout Social, Inc. - Class A (a)	78,061	7,079,352
Workiva, Inc. (a)	74,264	9,690,709

		168,582,792

Specialty Retail—2.9%
Five Below, Inc. (a)	46,669	9,655,349
Floor & Decor Holdings, Inc. - Class A (a)	79,446	10,328,775
National Vision Holdings, Inc. (a)	173,205	8,312,108
RH (a)	14,194	7,607,132

		35,903,364

Textiles, Apparel & Luxury Goods—0.7%
Kontoor Brands, Inc.	176,805	9,061,256

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.9%
SiteOne Landscape Supply, Inc. (a)	50,351	$12,199,040
WESCO International, Inc. (a)	84,618	11,134,883

		23,333,923

Total Common Stocks (Cost $853,003,149)		1,226,396,671

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $27,228,379; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $27,773,026.	27,228,379	27,228,379

Total Short-Term Investments (Cost $27,228,379)		27,228,379

Securities Lending Reinvestments (c)—6.4%

Certificates of Deposit—4.1%
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	5,000,000	4,999,900
0.170%, 03/18/22	1,000,000	999,930
Credit Industriel et Commercial Zero Coupon, 04/14/22	5,000,000	4,996,600
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd.
0.160%, 03/25/22	5,000,000	4,999,450
0.250%, 05/05/22	2,000,000	2,000,014
MUFG Bank Ltd. 0.150%, 01/11/22	3,000,000	3,000,045
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	2,000,000	1,999,918
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,000,000	999,320
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	5,000,000	5,000,005
Societe Generale 0.150%, 03/15/22	2,000,000	1,999,794
Standard Chartered Bank (NY)
0.150%, 02/02/22	3,000,000	3,000,057
0.170%, 03/28/22	4,000,000	3,999,624
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	2,000,000	1,999,748
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	1,000,000	999,830

		51,993,275

Commercial Paper—0.9%
Antalis S.A. 0.140%, 01/14/22	3,000,000	2,999,799
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	4,000,000	3,996,920
UBS AG 0.240%, 03/30/22	4,000,000	3,996,140

		10,992,859

Repurchase Agreements—0.7%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by various Common Stock with an aggregate market value of $3,334,050.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $338,673; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $345,446.	338,673	338,673
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $400,005; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $408,007.	400,000	400,000

		8,738,673

Mutual Funds—0.7%
Allspring Government Money Market Fund, Select Class 0.030% (e)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	5,000,000	5,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $80,730,330)		80,724,807

Total Investments— 106.5% (Cost $960,961,858)		1,334,349,857
Other assets and liabilities (net)—(6.5)%		(81,478,190)

Net Assets—100.0%		$1,252,871,667

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $81,258,106 and the collateral received consisted of cash in the amount of $80,719,759 and non-cash collateral with a value of $3,268,373. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$11,031,485	$—	$—	$11,031,485
Auto Components	22,136,129	—	—	22,136,129
Automobiles	7,644,210	—	—	7,644,210
Biotechnology	101,748,330	10,329,028	—	112,077,358
Building Products	30,905,579	—	—	30,905,579
Capital Markets	35,383,016	—	—	35,383,016
Chemicals	25,922,607	—	—	25,922,607
Commercial Services & Supplies	17,634,590	—	—	17,634,590
Communications Equipment	10,681,993	—	—	10,681,993
Construction & Engineering	32,803,939	—	—	32,803,939
Construction Materials	10,444,200	—	—	10,444,200
Consumer Finance	2,914,325	—	—	2,914,325
Containers & Packaging	6,936,516	—	—	6,936,516
Distributors	12,851,030	—	—	12,851,030
Diversified Telecommunication Services	10,785,154	—	—	10,785,154
Electrical Equipment	26,427,893	—	—	26,427,893
Electronic Equipment, Instruments & Components	20,570,408	—	—	20,570,408
Energy Equipment & Services	3,305,608	—	—	3,305,608
Equity Real Estate Investment Trusts	11,207,714	—	—	11,207,714
Food & Staples Retailing	8,373,319	—	—	8,373,319
Health Care Equipment & Supplies	101,958,413	—	—	101,958,413
Health Care Providers & Services	12,422,531	—	—	12,422,531
Health Care Technology	4,544,235	—	—	4,544,235
Hotels, Restaurants & Leisure	58,815,961	—	—	58,815,961
Household Durables	19,167,863	—	—	19,167,863
Insurance	9,991,962	—	—	9,991,962
Internet & Direct Marketing Retail	20,781,157	—	—	20,781,157
IT Services	11,852,217	—	—	11,852,217
Life Sciences Tools & Services	75,590,468	—	—	75,590,468
Machinery	68,109,619	—	—	68,109,619
Metals & Mining	8,667,160	—	—	8,667,160
Personal Products	9,408,073	—	—	9,408,073
Pharmaceuticals	5,416,722	—	—	5,416,722
Professional Services	17,499,051	—	—	17,499,051
Road & Rail	26,998,718	—	—	26,998,718
Semiconductors & Semiconductor Equipment	118,254,113	—	—	118,254,113
Software	168,582,792	—	—	168,582,792
Specialty Retail	35,903,364	—	—	35,903,364
Textiles, Apparel & Luxury Goods	9,061,256	—	—	9,061,256
Trading Companies & Distributors	23,333,923	—	—	23,333,923
Total Common Stocks	1,216,067,643	10,329,028	—	1,226,396,671
Total Short-Term Investment*	—	27,228,379	—	27,228,379

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$51,993,275	$—	$51,993,275
Commercial Paper	—	10,992,859	—	10,992,859
Repurchase Agreements	—	8,738,673	—	8,738,673
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	71,724,807	—	80,724,807
Total Investments	$1,225,067,643	$109,282,214	$—	$1,334,349,857

Collateral for Securities Loaned (Liability)	$—	$(80,719,759)	$—	$(80,719,759)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,334,349,857
Cash denominated in foreign currencies (c)	298
Receivable for:
Fund shares sold	613,517
Dividends	156,334
Prepaid expenses	3,611

Total Assets	1,335,123,617
Liabilities
Collateral for securities loaned	80,719,759
Payables for:
Fund shares redeemed	267,338
Accrued Expenses:
Management fees	789,629
Distribution and service fees	122,357
Deferred trustees’ fees	189,372
Other expenses	163,495

Total Liabilities	82,251,950

Net Assets	$1,252,871,667

Net Assets Consist of:
Paid in surplus	$558,479,560
Distributable earnings (Accumulated losses)	694,392,107

Net Assets	$1,252,871,667

Net Assets
Class A	$655,227,619
Class B	574,914,383
Class E	22,729,665
Capital Shares Outstanding*
Class A	38,422,400
Class B	38,953,598
Class E	1,423,611
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.05
Class B	14.76
Class E	15.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $81,258,106.
(b)	Identified cost of investments was $960,961,858.
(c)	Identified cost of cash denominated in foreign currencies was $296.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$2,226,383
Securities lending income	2,271,848

Total investment income	4,498,231

Expenses
Management fees	11,044,430
Administration fees	56,314
Custodian and accounting fees	81,677
Distribution and service fees—Class B	1,463,149
Distribution and service fees—Class E	35,349
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	49,028
Insurance	8,780
Miscellaneous	14,362

Total expenses	12,889,000
Less management fee waiver	(1,237,627)
Less broker commission recapture	(4,030)

Net expenses	11,647,343

Net Investment Loss	(7,149,112)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	328,215,091
Foreign currency transactions	(1,222)

Net realized gain (loss)	328,213,869

Net change in unrealized appreciation (depreciation) on:
Investments	(225,789,413)
Foreign currency transactions	(1)

Net change in unrealized appreciation (depreciation)	(225,789,414)

Net realized and unrealized gain (loss)	102,424,455

Net Increase (Decrease) in Net Assets From Operations	$95,275,343

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(7,149,112)	$(5,534,214)
Net realized gain (loss)	328,213,869	241,667,111
Net change in unrealized appreciation (depreciation)	(225,789,414)	287,773,224

Increase (decrease) in net assets from operations	95,275,343	523,906,121

From Distributions to Shareholders
Class A	(119,784,219)	(37,849,534)
Class B	(113,299,833)	(29,036,021)
Class E	(4,351,039)	(901,321)

Total distributions	(237,435,091)	(67,786,876)

Increase (decrease) in net assets from capital share transactions	69,728,995	(203,520,420)

Total increase (decrease) in net assets	(72,430,753)	252,598,825

Net Assets
Beginning of period	1,325,302,420	1,072,703,595

End of period	$1,252,871,667	$1,325,302,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,419,495	$27,081,801	938,591	$13,382,629
Reinvestments	7,202,900	119,784,219	3,023,126	37,849,534
Redemptions	(7,837,699)	(152,041,998)	(14,594,560)	(215,121,368)

Net increase (decrease)	784,696	$(5,175,978)	(10,632,843)	$(163,889,205)

Class B
Sales	4,236,640	$69,246,579	3,536,763	$42,917,544
Reinvestments	7,862,584	113,299,833	2,599,465	29,036,021
Redemptions	(6,614,076)	(111,761,868)	(8,670,347)	(111,749,133)

Net increase (decrease)	5,485,148	$70,784,544	(2,534,119)	$(39,795,568)

Class E
Sales	300,796	$5,526,969	432,865	$6,469,445
Reinvestments	279,271	4,351,039	75,805	901,321
Redemptions	(328,052)	(5,757,579)	(518,566)	(7,206,413)

Net increase (decrease)	252,015	$4,120,429	(9,896)	$164,353

Increase (decrease) derived from capital shares transactions		$69,728,995		$(203,520,420)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.33	$13.12	$12.51	$15.51	$13.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.06)	0.02	(0.02)	(0.00	)(b)
Net realized and unrealized gain (loss)	1.37	7.11	2.91	(0.96)	3.30

Total income (loss) from investment operations	1.29	7.05	2.93	(0.98)	3.30

Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.57)	(0.83)	(2.32)	(2.02)	(1.53)

Total distributions	(3.57)	(0.84)	(2.32)	(2.02)	(1.53)

Net Asset Value, End of Period	$17.05	$19.33	$13.12	$12.51	$15.51

Total Return (%) (c)	7.12	57.24	24.64	(8.77)	25.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89	0.89	0.88	0.88
Net ratio of expenses to average net assets (%) (d)(e)	0.78	0.80	0.80	0.85	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.44)	(0.41)	0.18	(0.10)	(0.01)
Portfolio turnover rate (%)	36	50	32	20	20
Net assets, end of period (in millions)	$655.2	$727.4	$633.2	$537.0	$775.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.22	$11.80	$11.48	$14.41	$12.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)	(0.08)	(0.01)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	1.22	6.33	2.65	(0.86)	3.07

Total income (loss) from investment operations	1.11	6.25	2.64	(0.91)	3.04

Less Distributions
Distributions from net realized capital gains	(3.57)	(0.83)	(2.32)	(2.02)	(1.53)

Total distributions	(3.57)	(0.83)	(2.32)	(2.02)	(1.53)

Net Asset Value, End of Period	$14.76	$17.22	$11.80	$11.48	$14.41

Total Return (%) (c)	6.93	56.76	24.41	(9.05)	25.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.14	1.14	1.13	1.13
Net ratio of expenses to average net assets (%) (d)(e)	1.03	1.05	1.05	1.10	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.68)	(0.66)	(0.07)	(0.34)	(0.26)
Portfolio turnover rate (%)	36	50	32	20	20
Net assets, end of period (in millions)	$574.9	$576.4	$424.7	$363.7	$435.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.34	$12.49	$12.03	$15.00	$13.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.10)	(0.07)	0.00 (b)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.30	6.75	2.78	(0.91)	3.20

Total income (loss) from investment operations	1.20	6.68	2.78	(0.95)	3.18

Less Distributions
Distributions from net realized capital gains	(3.57)	(0.83)	(2.32)	(2.02)	(1.53)

Total distributions	(3.57)	(0.83)	(2.32)	(2.02)	(1.53)

Net Asset Value, End of Period	$15.97	$18.34	$12.49	$12.03	$15.00

Total Return (%) (c)	7.01	57.08	24.45	(8.95)	25.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.04	1.04	1.03	1.03
Net ratio of expenses to average net assets (%) (d)(e)	0.93	0.95	0.95	1.00	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.58)	(0.56)	0.03	(0.25)	(0.15)
Portfolio turnover rate (%)	36	50	32	20	20
Net assets, end of period (in millions)	$22.7	$21.5	$14.8	$12.9	$15.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, 0.01%, 0.01%, 0.01% and 0.02% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $27,228,379. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,738,673. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$450,368,908	$0	$635,642,711

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $5,722,434 in sales of investments, which are included above, and resulted in net realized losses of $998,972.

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$11,044,430	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100% 0.050%	First $500 million Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $1,050,534 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $187,093 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2021 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$421

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$960,511,482

Gross unrealized appreciation	454,530,467
Gross unrealized (depreciation)	(80,692,094)

Net unrealized appreciation (depreciation)	$373,838,373

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$51,121,432	$584,375	$186,313,659	$67,202,501	$237,435,091	$67,786,876

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$76,749,607	$243,993,497	$373,838,375	$—	$694,581,479

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-21

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the JPMorgan Core Bond Portfolio returned -1.24% and -1.46%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

The first three quarters of the year could generally be characterized as a recovery from 2020, as rising vaccinations and increased mobility continued to accelerate in most developed economies. Governments in most developed markets continued to ease COVID-19 related restrictions and activity levels picked up. That all came to a screeching halt as the emergence of the highly infectious Omicron variant led to a spike in volatility at the end of November; however, markets quickly recovered as data from South Africa and the United Kingdom indicated a lower risk of severe symptoms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Treasury yields moved materially higher across the curve in 2021. The two-year yield increased by 0.61% to 0.73%, the 10-year yield increased by 0.60% to 1.51%, and the 30-year yield moved 0.26% higher to 1.90%. The yield spread between 2- and 10-year Treasuries narrowed by 0.01% to finish the period at 0.78%. The Portfolio held a shorter duration posture during the period, which was positive given the increase in rates across the curve; duration refers to price sensitivity of a bond to changes in interest rates. On the other hand, the Portfolio’s curve positioning was a drag on performance during the year. The Portfolio’s overweight the 5- to 10-year segment of the curve, hurt as all government bonds posted negative returns during the year.

As risk assets outperformed on the heels of spreads tightening during the year, the Portfolio’s underweight to U.S. Treasury debt was positive for performance as spread sectors, save agency mortgage-backed securities (“MBS”), outperformed comparable-duration Treasuries over the measurement period. In addition, the Portfolio’s longer spread duration profile was additive to performance.

The agency MBS sector finished as the only spread sector to trail Treasuries during the year, producing excess returns of -0.68% for the year. The Portfolio’s underweight to, and security selection within, agency MBS was positive for performance, as specified pools and collateralized mortgage obligations (“CMOs”) outperformed to-be-announced (“TBA”) mortgage paper as the Federal Reserve began to message the tapering of their asset purchase program within the sector. The Portfolio has generally favored specified pools, CMOs, and agency commercial mortgage-backed securities (“CMBS”) in lieu of TBA mortgages.

Investment-grade corporate credit was the best performing sector during the year. The Option-Adjusted Spread of the Bloomberg Corporate Index ended the period at 0.92%, which was 0.04% lower than the start of the year. The move resulted in corporate bonds outperforming duration matched Treasuries by 1.61%. The best performing sub-sector within corporate bonds was Industrials, followed by Financials and Utilities. The sub-sectors produced excess returns of 1.81%, 1.20%, and 1.13%, respectively. The non-corporate credit sectors outpaced duration-matched Treasuries by 0.92%. As a result, the Portfolio’s overweight to investment grade credit was beneficial to performance. In addition, the Portfolio’s allocations to Financials and Industrials were positive to excess returns.

The Portfolio’s overweight allocation to CMBS was a contributor to performance, as CMBS was the top performing securitized sector within the Index during the year. According to the Bloomberg CMBS Index, the sector generated excess returns of 1.05%.

The Portfolio held a slightly shorter duration posture at the end of the period. The Portfolio kept an overweight in the middle of the yield curve and underweight in the long end of the yield curve. In addition, the Portfolio continued to favor high quality short duration, securitized credit that offers attractive yield on an amortizing

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

asset. Lastly, within agency MBS, we continued to look for collateral properties that provide prepayment protection and stable cash-flow profiles.

Richard Figuly

Justin Rucker

Steve Lear

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
JPMorgan Core Bond Portfolio
Class A	-1.24	3.78	—	2.77
Class B	-1.46	3.52	2.70	—
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	—

1 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	48.8
Corporate Bonds & Notes	33.4
Asset-Backed Securities	9.4
Mortgage-Backed Securities	6.4
Foreign Government	0.6

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.44%	$1,000.00	$999.00	$2.22
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$998.10	$3.48
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—48.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—23.2%
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	558,840	$598,341
6.000%, 07/01/28	128,185	140,940
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	798,380	860,726
3.500%, 08/01/42	276,221	290,799
3.500%, 07/01/50	2,766,246	2,958,466
3.500%, 12/01/51	2,088,392	2,250,787
4.000%, 06/01/47	1,122,343	1,225,992
4.500%, 02/01/40	214,328	236,964
5.000%, 09/01/35	545,870	610,052
6.000%, 12/01/39	168,934	195,933
Fannie Mae ARM Pool 0.574%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,428,457	3,427,048
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	416,780	475,273
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,921,813	4,146,048
Fannie Mae Pool
2.480%, 10/01/28	8,697,455	9,091,041
2.640%, 04/01/23	1,706,228	1,731,270
2.640%, 05/01/23	2,032,609	2,066,674
2.700%, 05/01/23	5,000,000	5,087,499
2.720%, 03/01/23	2,769,941	2,811,031
2.730%, 07/01/28	2,924,757	3,105,665
2.810%, 09/01/31	1,449,133	1,554,398
2.970%, 06/01/30	2,750,000	2,967,781
2.980%, 09/01/36	1,341,332	1,448,426
3.000%, 01/01/43	1,921,513	2,033,033
3.000%, 07/01/60	3,322,724	3,503,608
3.110%, 12/01/24	1,448,544	1,517,997
3.192%, 07/01/22 (a)	362,475	362,452
3.235%, 10/01/26	1,300,834	1,392,134
3.260%, 12/01/26	911,489	975,349
3.290%, 08/01/26	1,954,131	2,089,313
3.340%, 02/01/27	1,500,000	1,617,329
3.380%, 12/01/23	1,865,655	1,928,464
3.450%, 01/01/24	920,113	953,376
3.490%, 09/01/23	3,604,584	3,715,694
3.500%, 08/01/26	85,908	89,562
3.500%, 02/01/33	1,441,606	1,528,230
3.500%, 05/01/33	1,871,444	1,989,764
3.500%, 07/01/43	1,396,149	1,500,428
3.500%, 03/01/60	2,882,185	3,118,280
3.550%, 02/01/30	1,500,000	1,660,326
3.560%, 03/01/24	6,595,606	6,863,955
3.670%, 07/01/23	2,500,000	2,575,008
3.760%, 11/01/23	1,033,612	1,072,567
3.970%, 08/01/33	4,999,974	5,226,403
3.990%, 02/01/28	1,633,438	1,832,557
4.000%, 10/01/32	467,198	500,386
4.000%, 12/01/40	119,450	130,195
4.000%, 07/01/42	787,293	855,343
5.500%, 01/01/58	2,470,035	2,905,712
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (b)	809,196	726,465

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO)
Zero Coupon, 10/25/43 (b)	460,262	389,694
Zero Coupon, 12/25/43 (b)	887,478	818,009
0.602%, 1M LIBOR + 0.500%, 10/25/42 (a)	313,311	317,084
0.603%, 1M LIBOR + 0.500%, 05/25/35 (a)	367,070	367,380
0.609%, 03/25/27 (a)	25,748	25,825
0.702%, 1M LIBOR + 0.600%, 10/25/43 (a)	1,057,889	1,078,932
0.702%, 1M LIBOR + 0.600%, 12/25/43 (a)	1,058,527	1,070,166
1.002%, 1M LIBOR + 0.900%, 03/25/38 (a)	144,642	148,144
1.102%, 1M LIBOR + 1.000%, 08/25/32 (a)	361,454	369,604
3.500%, 02/25/43	2,173,734	2,267,186
3.500%, 11/25/57	3,283,013	3,437,587
5.000%, 03/25/40	2,737,381	3,038,734
5.500%, 12/25/35	736,930	816,644
6.000%, 01/25/36	979,766	1,062,331
6.428%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (c)	2,314,030	479,684
6.500%, 07/18/28	65,354	72,349
Fannie Mae-ACES
0.670%, 10/25/30	2,209,492	2,146,056
1.000%, 11/25/33	1,338,590	1,320,086
1.200%, 10/25/30	995,000	968,116
1.906%, 10/25/30 (a) (c)	16,164,942	1,654,285
1.999%, 11/25/33 (a) (c)	7,748,824	994,830
2.466%, 12/25/26 (a)	840,762	876,327
2.488%, 05/25/26	1,600,000	1,664,250
2.723%, 10/25/24	1,721,939	1,772,187
3.059%, 03/25/28 (a)	1,945,755	2,108,389
3.061%, 05/25/27 (a)	3,084,739	3,306,715
3.069%, 06/25/27 (a)	2,701,832	2,897,511
3.086%, 02/25/30 (a)	1,504,000	1,643,012
3.103%, 07/25/24 (a)	1,181,554	1,227,298
3.120%, 04/25/29 (a)	2,571,474	2,803,762
3.346%, 03/25/24 (a)	1,714,945	1,780,492
3.369%, 07/25/28 (a)	3,757,000	4,116,318
3.489%, 01/25/24 (a)	877,031	911,989
3.552%, 09/25/28 (a)	3,075,000	3,428,337
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	490,009	521,446
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	1,446,920	1,582,082
4.000%, 06/01/43	276,169	294,325
4.000%, 08/01/43	2,205,306	2,393,804
4.000%, 07/01/48	2,082,462	2,223,378
5.000%, 08/01/39	515,734	584,233
Freddie Mac ARM Non-Gold Pool 2.100%, 12M LIBOR + 1.838%, 07/01/40 (a)	410,597	430,649
Freddie Mac Gold Pool
3.500%, 12/01/32	1,471,773	1,563,292
3.500%, 01/01/33	2,361,486	2,510,065
3.500%, 03/01/33	2,634,306	2,804,146
3.500%, 04/01/33	3,587,890	3,820,008
3.500%, 05/01/33	1,217,610	1,296,812
3.500%, 06/01/43	1,149,994	1,236,351
4.000%, 09/01/32	302,001	323,702
4.000%, 11/01/32	1,328,908	1,424,475
4.000%, 12/01/32	761,099	814,825

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Gold Pool
4.000%, 01/01/33	62,157	$66,357
4.000%, 02/01/33	293,116	313,556
4.000%, 01/01/46	1,582,454	1,726,354
5.000%, 02/01/34	211,892	228,369
Freddie Mac Multifamily Structured Pass-Through Certificates
2.522%, 01/25/23	1,651,814	1,666,786
2.838%, 09/25/22	388,633	392,087
3.117%, 06/25/27	2,487,000	2,682,855
3.214%, 04/25/28 (a)	1,790,000	1,946,951
3.243%, 04/25/27	1,996,000	2,164,033
3.303%, 11/25/27 (a)	1,755,000	1,918,688
3.326%, 05/25/27	1,072,000	1,165,123
3.490%, 01/25/24	4,000,000	4,178,582
3.690%, 01/25/29	397,000	448,479
3.850%, 05/25/28 (a)	7,385,000	8,338,323
3.900%, 08/25/28 (a)	3,170,000	3,605,038
Freddie Mac REMICS (CMO)
0.560%, 1M LIBOR + 0.450%, 08/15/42 (a)	2,289,514	2,315,637
0.790%, 1M LIBOR + 0.680%, 11/15/37 (a)	418,623	426,944
0.810%, 1M LIBOR + 0.700%, 03/15/24 (a)	86,335	86,621
1.460%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	642,640
3.000%, 02/15/26	455,118	469,735
5.000%, 08/15/35	816,396	911,897
6.000%, 07/15/35	2,540,356	2,910,150
6.000%, 03/15/36	1,902,125	2,220,935
6.260%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (c)	2,014,738	431,216
6.290%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (c)	1,078,268	191,592
6.500%, 05/15/28	133,298	147,342
6.500%, 03/15/37	398,128	467,764
Freddie Mac STACR Trust (CMO)
3.500%, 05/25/57	4,575,941	4,805,293
3.500%, 06/25/57	3,998,276	4,206,163
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (b)	465,701	401,971
3.000%, 01/15/43	1,646,700	1,689,896
FREMF Mortgage Trust
3.576%, 11/25/49 (144A) (a)	1,700,000	1,786,413
3.664%, 04/25/28 (144A) (a)	3,100,000	3,214,874
3.673%, 11/25/49 (144A) (a)	2,000,000	2,092,427
3.871%, 07/25/49 (144A) (a)	1,635,000	1,685,916
4.073%, 11/25/47 (144A) (a)	1,577,000	1,656,136
Ginnie Mae II 30 Yr. Pool
2.500%, 08/20/51	16,666,548	17,088,784
2.500%, 10/20/51	3,012,474	3,088,793
3.000%, 02/20/51	1,832,781	1,931,027
3.500%, 01/20/51	3,337,996	3,636,644
4.500%, 11/20/49	2,414,454	2,617,780
Ginnie Mae II ARM Pool
1.836%, 1Y H15 + 1.790%, 09/20/71 (a)	2,976,239	3,227,114
1.857%, 1Y H15 + 1.748%, 10/20/71 (a)	3,109,208	3,364,531
1.875%, 1Y H15 + 1.500%, 04/20/41 (a)	159,217	166,339
1.920%, 1Y H15 + 1.840%, 08/20/71 (a)	3,045,540	3,309,015
1.922%, 1Y H15 + 1.755%, 11/20/71 (a)	3,222,956	3,496,113
Government National Mortgage Association (CMO)
0.381%, 1M LIBOR + 0.300%, 08/20/60 (a)	681	679

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
0.381%, 1M LIBOR + 0.300%, 11/20/62 (a)	839	837
0.421%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,121,524	1,120,308
0.481%, 1M LIBOR + 0.400%, 02/20/62 (a)	72,717	72,734
0.491%, 1M LIBOR + 0.410%, 03/20/63 (a)	320,609	320,755
0.501%, 1M LIBOR + 0.420%, 02/20/63 (a)	908,548	909,562
0.551%, 1M LIBOR + 0.470%, 03/20/63 (a)	1,642,834	1,644,985
0.551%, 1M LIBOR + 0.470%, 07/20/64 (a)	1,984,869	1,987,602
0.551%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,152,533	1,155,313
0.561%, 1M LIBOR + 0.480%, 04/20/63 (a)	3,488,786	3,493,634
0.581%, 1M LIBOR + 0.500%, 01/20/63 (a)	18,923	18,969
0.581%, 1M LIBOR + 0.500%, 04/20/63 (a)	3,677,552	3,688,649
0.581%, 1M LIBOR + 0.500%, 06/20/64 (a)	3,342,865	3,355,619
0.581%, 1M LIBOR + 0.500%, 07/20/64 (a)	1,496,264	1,501,825
0.604%, 1M LIBOR + 0.500%, 09/20/37 (a)	117,496	117,494
0.631%, 1M LIBOR + 0.550%, 04/20/62 (a)	1,401	1,403
0.681%, 1M LIBOR + 0.600%, 04/20/64 (a)	8,245,342	8,291,451
0.731%, 1M LIBOR + 0.650%, 07/20/63 (a)	2,105,110	2,110,411
0.731%, 1M LIBOR + 0.650%, 01/20/64 (a)	859,104	862,895
0.731%, 1M LIBOR + 0.650%, 02/20/64 (a)	2,722,800	2,735,509
0.731%, 1M LIBOR + 0.650%, 03/20/64 (a)	749,066	752,779
0.771%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,345,436	1,358,102
0.781%, 1M LIBOR + 0.700%, 09/20/63 (a)	2,047,884	2,057,726
0.831%, 1M LIBOR + 0.750%, 09/20/63 (a)	2,171,318	2,180,510
1.081%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,082,611	1,103,042
1.650%, 02/20/63	112,380	113,385
1.650%, 04/20/63	143,937	144,383
4.477%, 04/20/43 (a)	1,138,610	1,234,058
4.500%, 01/16/25	757,561	788,368
4.883%, 11/20/42 (a)	4,057,984	4,530,591
5.000%, 12/20/33	605,835	656,020
5.000%, 06/16/39	130,820	134,033
5.000%, 07/20/39	1,128,620	1,262,293
5.000%, 10/20/39	1,138,529	1,263,734
5.130%, 06/20/40 (a)	1,640,662	1,843,652
5.500%, 07/16/33 (c)	496,700	62,607
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.500%, TBA (d)	39,630,000	40,331,457

		373,884,647

Federal Agencies—0.3%
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	2,332,904
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	823,908
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	947,355
Zero Coupon, 06/15/35	750,000	563,578

		4,667,745

U.S. Treasury—25.3%
U.S. Treasury Bonds
1.125%, 05/15/40	555,000	486,449
1.250%, 05/15/50	475,000	403,360
1.375%, 08/15/50	380,000	332,871

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
1.625%, 11/15/50	6,800,000	$6,335,422
1.875%, 02/15/51 (e)	13,985,000	13,836,409
2.000%, 11/15/41	5,000	5,057
2.000%, 02/15/50	4,827,000	4,902,988
2.250%, 05/15/41	7,470,000	7,845,834
2.250%, 08/15/46	7,787,000	8,233,536
2.250%, 08/15/49	170,000	181,946
2.375%, 11/15/49	4,475,000	4,915,857
2.500%, 02/15/45	6,750,000	7,423,154
2.750%, 11/15/42	9,475,000	10,798,539
2.750%, 08/15/47	8,000,000	9,309,375
2.875%, 05/15/43	10,415,000	12,102,555
2.875%, 08/15/45	7,840,000	9,204,956
2.875%, 05/15/49 (e)	27,000	32,524
3.000%, 11/15/44	238,000	283,815
3.000%, 02/15/48	470,000	573,657
3.125%, 05/15/48	1,942,000	2,427,045
3.500%, 02/15/39	450,000	564,539
3.625%, 08/15/43	4,950,000	6,421,078
3.625%, 02/15/44	4,325,000	5,628,413
3.750%, 11/15/43	2,908,000	3,845,716
3.875%, 08/15/40	5,950,000	7,842,146
4.250%, 05/15/39	2,850,000	3,907,395
4.375%, 02/15/38	720,000	992,138
4.375%, 05/15/41	1,200,000	1,690,453
5.250%, 02/15/29 (e)	500,000	629,746
6.000%, 02/15/26	2,525,000	3,016,191
U.S. Treasury Coupon Strips
Zero Coupon, 05/15/22 (e)	4,560,000	4,557,823
Zero Coupon, 08/15/22	1,800,000	1,797,804
Zero Coupon, 11/15/22 (e)	1,250,000	1,246,809
Zero Coupon, 02/15/23	3,035,000	3,020,632
Zero Coupon, 05/15/23 (e)	47,445,000	47,124,892
Zero Coupon, 08/15/23 (e)	2,220,000	2,199,462
Zero Coupon, 11/15/23	796,000	785,657
Zero Coupon, 02/15/24	6,404,000	6,298,925
Zero Coupon, 08/15/24	2,500,000	2,441,535
Zero Coupon, 11/15/24 (e)	1,500,000	1,460,823
Zero Coupon, 02/15/25	2,000,000	1,938,271
Zero Coupon, 05/15/25	5,500,000	5,309,239
Zero Coupon, 11/15/26 (e)	1,014,129	951,558
Zero Coupon, 08/15/27	400,000	369,765
Zero Coupon, 11/15/27	570,000	524,152
Zero Coupon, 05/15/28	15,030,000	13,696,516
Zero Coupon, 08/15/28	250,000	226,373
Zero Coupon, 02/15/30	6,300,000	5,547,632
Zero Coupon, 05/15/30	700,000	613,195
Zero Coupon, 08/15/30	3,925,000	3,422,555
Zero Coupon, 11/15/30 (e)	5,425,000	4,705,123
Zero Coupon, 02/15/31 (e)	1,775,000	1,532,169
Zero Coupon, 11/15/31	3,000,000	2,549,540
Zero Coupon, 02/15/32	12,900,000	10,893,470
Zero Coupon, 05/15/32	800,000	671,509
Zero Coupon, 08/15/33	400,000	326,576
Zero Coupon, 11/15/33	1,000,000	810,627

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/34	2,000,000	1,612,149
Zero Coupon, 08/15/34	2,600,000	2,070,277
Zero Coupon, 05/15/35 (e)	4,000,000	3,133,121
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (f)	659,955	791,653
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (f)	1,832,565	1,836,355
U.S. Treasury Notes
0.375%, 12/31/25	20,000,000	19,385,938
0.375%, 01/31/26	1,300,000	1,257,648
0.375%, 09/30/27	3,560,000	3,369,623
0.500%, 02/28/26 (e)	13,735,000	13,344,947
0.625%, 08/15/30	1,850,000	1,725,270
0.875%, 06/30/26	8,330,000	8,197,891
0.875%, 11/15/30	5,770,000	5,485,782
1.000%, 07/31/28	9,750,000	9,492,158
1.250%, 03/31/28	7,080,000	7,016,944
1.250%, 06/30/28	7,662,000	7,583,584
1.375%, 11/15/31	150,000	148,102
1.500%, 02/15/30	530,000	532,733
1.625%, 02/15/26	782,300	795,746
1.625%, 08/15/29	1,080,000	1,095,652
1.625%, 05/15/31	670,000	678,480
1.750%, 02/28/22	9,300,000	9,324,379
1.750%, 12/31/24	15,985,900	16,350,578
1.750%, 12/31/26	1,539,500	1,575,582
1.750%, 11/15/29 (e)	1,540,000	1,578,500
2.000%, 06/30/24	2,308,000	2,372,462
2.000%, 11/15/26	910,000	941,317
2.125%, 02/29/24	663,000	682,035
2.250%, 04/15/22	9,000,000	9,053,711
2.250%, 02/15/27	550,000	576,146
2.500%, 02/28/26	405,000	426,310
2.750%, 05/31/23	663,000	683,460
2.750%, 02/15/24	2,300,000	2,395,504
2.875%, 04/30/25	450,000	476,736
2.875%, 05/31/25 (e)	4,920,000	5,216,545
2.875%, 05/15/28	6,936,100	7,556,827

		407,959,941

Total U.S. Treasury & Government Agencies (Cost $762,896,357)		786,512,333

Corporate Bonds & Notes—33.4%

Aerospace/Defense—0.8%
BAE Systems plc
1.900%, 02/15/31 (144A)	720,000	683,149
3.000%, 09/15/50 (144A)	332,000	323,149
Boeing Co. (The)
1.167%, 02/04/23	725,000	725,074
1.433%, 02/04/24	1,480,000	1,477,740
1.950%, 02/01/24	870,000	879,872
2.196%, 02/04/26	905,000	904,784

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. (The)
2.750%, 02/01/26	840,000	$864,007
3.100%, 05/01/26 (e)	360,000	375,110
3.250%, 03/01/28	659,000	682,069
4.875%, 05/01/25	435,000	475,921
5.040%, 05/01/27	335,000	377,208
5.150%, 05/01/30	675,000	786,443
5.705%, 05/01/40	550,000	706,424
L3Harris Technologies, Inc. 1.800%, 01/15/31	640,000	610,833
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	206,259
Raytheon Technologies Corp.
2.820%, 09/01/51	1,260,000	1,216,561
3.200%, 03/15/24	251,000	261,215
3.750%, 11/01/46	550,000	612,710
4.350%, 04/15/47	133,000	161,605
4.500%, 06/01/42	550,000	679,921

		13,010,054

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32 (e)	1,250,000	1,186,770
BAT Capital Corp.
2.259%, 03/25/28	465,000	453,112
3.734%, 09/25/40	310,000	297,767
3.984%, 09/25/50	485,000	466,203
4.390%, 08/15/37	660,000	695,408
4.540%, 08/15/47	55,000	57,520
BAT International Finance plc 1.668%, 03/25/26 (e)	345,000	338,669
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31	1,205,000	1,222,934
Reynolds American, Inc. 7.000%, 08/04/41	570,000	751,222

		5,469,605

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	433,357	440,290
3.550%, 01/15/30 (144A)	614,486	599,232
4.125%, 05/15/25 (144A)	734,713	752,158
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	531,661	547,369
3.800%, 09/20/31 (144A)	525,616	546,977
4.125%, 09/20/31 (144A)	704,167	713,111
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	120,840	125,252
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	248,062	251,022
United Airlines Pass-Through Trust
3.100%, 10/07/28	760,953	752,797
3.500%, 03/01/30	1,114,565	1,161,148
3.700%, 03/01/30	1,051,882	1,063,899
4.000%, 04/11/26	384,864	402,769

Airlines—(Continued)
United Airlines Pass-Through Trust
4.150%, 08/25/31	1,147,240	1,253,424
4.300%, 08/15/25	544,567	569,244
4.600%, 03/01/26	247,561	251,090

		9,429,782

Auto Manufacturers—0.8%
General Motors Co. 6.125%, 10/01/25	385,000	442,261
General Motors Financial Co., Inc.
1.200%, 10/15/24	410,000	406,985
1.250%, 01/08/26	1,376,000	1,346,331
2.350%, 01/08/31	919,000	894,565
2.700%, 06/10/31	720,000	717,432
4.350%, 01/17/27	332,000	365,732
Hyundai Capital America
1.150%, 11/10/22 (144A)	1,183,000	1,185,982
1.300%, 01/08/26 (144A)	325,000	315,704
1.500%, 06/15/26 (144A)	645,000	626,983
1.800%, 10/15/25 (144A)	380,000	377,945
1.800%, 01/10/28 (144A)	635,000	613,651
2.375%, 10/15/27 (144A)	400,000	397,754
3.000%, 02/10/27 (144A)	240,000	248,334
Nissan Motor Co., Ltd.
4.345%, 09/17/27 (144A)	2,254,000	2,433,300
4.810%, 09/17/30 (144A)	868,000	970,737
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A)	606,000	595,919
Volkswagen Group of America Finance LLC 1.625%, 11/24/27 (144A)	560,000	543,119

		12,482,734

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	355,000	349,615

Banks—8.7%
ABN AMRO Bank NV
1.542%, 1Y H15 + 0.800%, 06/16/27 (144A) (a)	1,100,000	1,078,234
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (a)	200,000	199,999
4.750%, 07/28/25 (144A)	500,000	544,423
AIB Group plc
4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (a) (e)	425,000	447,533
4.750%, 10/12/23 (144A)	1,340,000	1,417,232
ANZ New Zealand International, Ltd. 2.550%, 02/13/30 (144A)	606,000	624,926
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A) (e)	200,000	218,924
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	950,000	890,634
Banco Santander S.A.
1.722%, 1Y H15 + 0.900%, 09/14/27 (a)	400,000	392,721
1.849%, 03/25/26	600,000	597,248
2.746%, 05/28/25 (e)	600,000	620,154
2.749%, 12/03/30	400,000	391,425

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (a)	2,045,000	$2,030,640
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	425,899
2.087%, SOFR + 1.060%, 06/14/29 (a)	1,018,000	1,010,845
2.496%, 3M LIBOR + 0.990%, 02/13/31 (a)	1,675,000	1,679,269
2.572%, SOFR + 1.210%, 10/20/32 (a)	855,000	859,108
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,062,000	2,947,385
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	631,197
3.419%, 3M LIBOR + 1.040%, 12/20/28 (a)	2,351,000	2,510,080
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	2,562,000	2,638,148
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,713,080
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	382,000	417,995
4.000%, 01/22/25	1,071,000	1,143,815
4.250%, 10/22/26	520,000	573,769
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (a)	655,000	643,253
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	464,434
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	364,000	383,305
Banque Federative du Credit Mutuel S.A.
1.604%, 10/04/26 (144A)	840,000	828,467
3.750%, 07/20/23 (144A)	1,070,000	1,116,550
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (a)	1,102,000	1,093,960
2.894%, 1Y H15 + 1.300%, 11/24/32 (a)	460,000	463,259
3.650%, 03/16/25	254,000	268,276
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	500,000	520,488
5.200%, 05/12/26	250,000	278,967
BNP Paribas S.A.
1.323%, SOFR + 1.004%, 01/13/27 (144A) (a)	318,000	309,433
2.159%, SOFR + 1.218%, 09/15/29 (144A) (a) (e)	1,117,000	1,095,033
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	402,000	405,739
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (a)	950,000	910,113
3.052%, SOFR + 1.507%, 01/13/31 (144A) (a)	815,000	838,384
BNZ International Funding, Ltd.
2.650%, 11/03/22 (144A)	842,000	856,426
2.900%, 02/21/22 (144A)	300,000	300,890
BPCE S.A.
1.000%, 01/20/26 (144A)	570,000	551,352
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	526,862
2.277%, SOFR + 1.312%, 01/20/32 (144A) (a)	415,000	399,870
3.375%, 12/02/26	700,000	745,914
4.625%, 07/11/24 (144A)	400,000	427,503
Citigroup, Inc.
2.561%, SOFR + 1.167%, 05/01/32 (a)	915,000	919,745
3.106%, SOFR + 2.842%, 04/08/26 (a) (e)	1,400,000	1,467,658
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	1,952,000	2,105,313
3.875%, 03/26/25	1,300,000	1,387,372
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	170,575
3.980%, 3M LIBOR + 1.338%, 03/20/30 (a)	1,700,000	1,876,613
4.075%, 3M LIBOR + 1.192%, 04/23/29 (a)	667,000	735,565
4.300%, 11/20/26	750,000	829,857
4.400%, 06/10/25	566,000	616,390
4.450%, 09/29/27	1,294,000	1,442,836

Banks—(Continued)
Citizens Financial Group, Inc. 2.638%, 09/30/32	193,000	190,644
Commonwealth Bank of Australia 3.305%, 03/11/41 (144A) †	355,000	361,887
Cooperative Rabobank UA
3.750%, 07/21/26	513,000	552,463
4.375%, 08/04/25	424,000	459,316
Credit Agricole S.A.
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a) (e)	1,183,000	1,151,129
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	751,441
2.811%, 01/11/41 (144A) †	410,000	392,306
4.375%, 03/17/25 (144A)	295,000	316,777
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	1,615,000	1,560,352
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	362,012
4.282%, 01/09/28 (144A)	783,000	849,951
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (a)	1,432,000	1,431,669
2.700%, 03/02/22 (144A)	372,000	373,422
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	613,991
2.222%, SOFR + 2.159%, 09/18/24 (a)	1,145,000	1,159,728
3.035%, SOFR + 1.718%, 05/28/32 (a)	1,351,000	1,361,318
Discover Bank 4.250%, 03/13/26	1,229,000	1,339,981
DNB Bank ASA 1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (a)	1,030,000	1,005,056
Fifth Third Bancorp 8.250%, 03/01/38	200,000	327,995
Goldman Sachs Group, Inc. (The)
1.431%, SOFR + 0.798%, 03/09/27 (a)	2,000,000	1,959,249
1.948%, SOFR + 0.913%, 10/21/27 (a)	620,000	617,272
1.992%, SOFR + 1.090%, 01/27/32 (a)	1,800,000	1,725,799
2.383%, SOFR + 1.248%, 07/21/32 (a)	1,055,000	1,038,749
3.500%, 11/16/26	1,300,000	1,385,409
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	2,614,000	2,814,871
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	820,000	910,878
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	445,000	531,574
HSBC Holdings plc
2.206%, SOFR + 1.285%, 08/17/29 (a)	630,000	617,791
2.357%, SOFR + 1.947%, 08/18/31 (a)	890,000	869,525
3.900%, 05/25/26	200,000	215,692
4.041%, 3M LIBOR + 1.546%, 03/13/28 (a)	432,000	466,967
4.250%, 03/14/24	500,000	527,961
4.250%, 08/18/25	300,000	322,565
4.375%, 11/23/26	1,006,000	1,103,704
6.100%, 01/14/42	370,000	529,015
6.500%, 09/15/37	930,000	1,286,699
ING Groep NV 1.726%, SOFR + 1.005%, 04/01/27 (a)	285,000	283,085
KeyCorp 4.150%, 10/29/25	275,000	300,473
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	720,000	708,808
2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	304,834
4.375%, 03/22/28	633,000	710,125

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc
4.450%, 05/08/25	540,000	$586,568
4.500%, 11/04/24	685,000	737,973
4.582%, 12/10/25	400,000	436,334
Macquarie Bank, Ltd.
3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (a)	825,000	813,307
4.000%, 07/29/25 (144A)	250,000	270,604
Macquarie Group, Ltd. 5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	1,820,000	2,102,713
Mitsubishi UFJ Financial Group, Inc.
2.048%, 07/17/30	1,020,000	990,673
2.527%, 09/13/23	250,000	256,476
3.751%, 07/18/39	615,000	697,191
Mizuho Financial Group, Inc.
1.234%, 1Y H15 + 0.670%, 05/22/27 (a)	772,000	748,479
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	795,000	806,750
2.869%, SOFR + 1.572%, 09/13/30 (a)	539,000	556,147
Morgan Stanley
2.188%, SOFR + 1.990%, 04/28/26 (a)	250,000	254,904
2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	258,654
3.217%, SOFR + 1.485%, 04/22/42 (a)	675,000	707,164
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,150,324
3.700%, 10/23/24	749,000	797,648
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	302,513
3.875%, 04/29/24	700,000	742,063
4.300%, 01/27/45	400,000	491,849
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	1,157,000	1,318,468
4.457%, 3M LIBOR + 1.431%, 04/22/39 (a) (e)	850,000	1,019,676
5.000%, 11/24/25	1,269,000	1,420,566
National Australia Bank, Ltd.
2.332%, 08/21/30 (144A)	470,000	450,252
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	848,274
NatWest Group plc
1.642%, 1Y H15 + 0.900%, 06/14/27 (a)	890,000	877,795
3.073%, 1Y H15 + 2.550%, 05/22/28 (a)	570,000	592,851
3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	729,892
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	480,000	507,959
4.800%, 04/05/26	1,037,000	1,153,418
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a)	290,000	331,682
Nordea Bank Abp 1.500%, 09/30/26 (144A)	443,000	435,352
PNC Bank NA 2.500%, 08/27/24	580,000	598,860
Royal Bank of Canada 4.650%, 01/27/26	495,000	548,940
Santander UK Group Holdings plc
1.673%, SOFR + 0.989%, 06/14/27 (a)	680,000	665,766
Societe Generale S.A.
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	1,552,000	1,511,562
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	720,000	704,588
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (a)	1,670,000	1,665,854
3.000%, 01/22/30 (144A)	549,000	566,772
4.250%, 04/14/25 (144A)	785,000	835,359
Standard Chartered plc
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (a)	365,000	353,515
2.819%, 3M LIBOR + 1.209%, 01/30/26 (144A) (a)	740,000	758,564

Banks—(Continued)
Standard Chartered plc
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	1,200,000	1,201,719
4.300%, 02/19/27 (144A)	700,000	747,673
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a) (e)	300,000	326,236
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	2,111,000	2,099,945
3.010%, 10/19/26	212,000	222,016
3.040%, 07/16/29	1,020,000	1,063,092
3.102%, 01/17/23	482,000	493,432
SunTrust Banks, Inc. 2.750%, 05/01/23	1,200,000	1,230,501
UBS Group AG
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (a)	415,000	404,845
2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (a)	1,070,000	1,035,495
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	279,309
3.491%, 05/23/23 (144A)	762,000	769,710
4.125%, 09/24/25 (144A)	850,000	917,704
UniCredit S.p.A.
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	345,000	336,125
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	708,624
5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (a)	455,000	499,132
6.572%, 01/14/22 (144A)	850,000	851,232
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a)	230,000	275,547
Wells Fargo & Co.
3.068%, SOFR + 2.530%, 04/30/41 (a)	750,000	769,144
3.196%, 3M LIBOR + 1.170%, 06/17/27 (a)	2,555,000	2,693,501
4.100%, 06/03/26	1,291,000	1,407,129
4.650%, 11/04/44	595,000	720,336
5.375%, 11/02/43	1,005,000	1,328,298
Westpac Banking Corp.
3.133%, 11/18/41	693,000	686,829
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,135,533
4.421%, 07/24/39	450,000	526,111

		140,111,085

Beverages — 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	1,685,000	2,033,475
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	221,756
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	1,300,000	1,522,372
4.439%, 10/06/48	950,000	1,135,460
4.600%, 06/01/60	315,000	389,867
4.750%, 04/15/58	775,000	958,183
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	762,224
Coca-Cola Femsa S.A.B. de C.V.
1.850%, 09/01/32	515,000	485,336
2.750%, 01/22/30	610,000	623,884
Constellation Brands, Inc.
4.400%, 11/15/25	300,000	328,832
5.250%, 11/15/48	180,000	235,908

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages —(Continued)
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	790,000	$826,024
Keurig Dr Pepper, Inc.
3.430%, 06/15/27	175,000	187,180
4.417%, 05/25/25	268,000	291,576
4.985%, 05/25/38	387,000	478,792

		10,480,869

Biotechnology—0.4%
Amgen, Inc.
2.200%, 02/21/27	430,000	440,150
3.000%, 01/15/52	595,000	577,325
Baxalta, Inc. 5.250%, 06/23/45	27,000	35,857
Biogen, Inc.
2.250%, 05/01/30	849,000	835,916
3.150%, 05/01/50	230,000	221,068
Gilead Sciences, Inc.
2.600%, 10/01/40	945,000	910,377
3.250%, 09/01/22	365,000	369,922
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30 (e)	1,000,000	945,652
Royalty Pharma plc
0.750%, 09/02/23	725,000	720,433
1.200%, 09/02/25	303,000	296,608
1.750%, 09/02/27 (e)	413,000	405,762
2.150%, 09/02/31	180,000	170,039
3.300%, 09/02/40	595,000	593,285
3.550%, 09/02/50	610,000	604,796

		7,127,190

Building Materials—0.2%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	228,398
Lennox International, Inc. 1.350%, 08/01/25	1,630,000	1,608,995
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	531,947
Masco Corp.
2.000%, 10/01/30	260,000	249,597
6.500%, 08/15/32	720,000	952,098

		3,571,035

Chemicals—0.3%
Albemarle Corp. 5.450%, 12/01/44	350,000	455,310
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., L.P. 5.125%, 04/01/25 (144A)	630,000	699,491
DuPont de Nemours, Inc. 5.319%, 11/15/38	945,000	1,217,661
International Flavors & Fragrances, Inc.
1.832%, 10/15/27 (144A)	330,000	323,977
5.000%, 09/26/48	404,000	519,285

Chemicals—(Continued)
Nutrien, Ltd.
3.000%, 04/01/25	200,000	208,188
4.125%, 03/15/35	620,000	704,461

		4,128,373

Commercial Services—0.6%
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	979,241
7.000%, 10/15/37 (144A)	500,000	736,607
Ford Foundation (The) 2.815%, 06/01/70	275,000	283,498
Global Payments, Inc.
3.200%, 08/15/29	1,437,000	1,496,721
4.150%, 08/15/49 (e)	615,000	701,511
IHS Markit, Ltd. 4.250%, 05/01/29	1,056,000	1,201,200
Pepperdine University 3.301%, 12/01/59	450,000	477,392
Quanta Services, Inc.
2.350%, 01/15/32	855,000	830,140
2.900%, 10/01/30	1,110,000	1,128,800
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	850,000	837,879
University of Southern California 3.226%, 10/01/2120	440,000	447,435

		9,120,424

Computers—0.5%
Apple, Inc.
2.700%, 08/05/51	965,000	954,591
3.750%, 09/12/47	1,200,000	1,402,960
3.750%, 11/13/47	200,000	234,728
3.850%, 08/04/46	362,000	428,957
CGI, Inc.
1.450%, 09/14/26 (144A)	659,000	644,407
2.300%, 09/14/31 (144A)	1,184,000	1,140,199
Dell International LLC / EMC Corp.
5.450%, 06/15/23	99,000	104,434
6.020%, 06/15/26	1,786,000	2,064,351
HP, Inc. 3.000%, 06/17/27 (e)	490,000	515,303
Leidos, Inc. 2.300%, 02/15/31	365,000	351,415

		7,841,345

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	1,470,000	1,523,568
Unilever Capital Corp. 3.375%, 03/22/25	310,000	330,305

		1,853,873

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	243,121

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 01/30/26	393,000	$385,459
2.450%, 10/29/26	390,000	393,198
2.875%, 08/14/24	770,000	791,995
3.000%, 10/29/28	485,000	491,856
3.300%, 01/30/32	460,000	468,635
4.450%, 04/03/26	478,000	519,214
4.500%, 09/15/23	1,830,000	1,919,528
6.500%, 07/15/25	208,000	237,690
Air Lease Corp.
2.875%, 01/15/26	600,000	618,864
3.250%, 03/01/25	484,000	502,217
3.250%, 10/01/29	1,065,000	1,087,870
3.375%, 07/01/25	1,266,000	1,320,970
American Express Co. 3.400%, 02/27/23	600,000	617,321
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	698,000	763,673
Avolon Holdings Funding, Ltd.
2.125%, 02/21/26 (144A)	445,000	436,757
2.528%, 11/18/27 (144A)	5,211,000	5,062,024
2.875%, 02/15/25 (144A)	339,000	346,292
3.625%, 05/01/22 (144A)	455,000	457,934
4.250%, 04/15/26 (144A)	885,000	937,830
4.375%, 05/01/26 (144A)	540,000	578,372
5.250%, 05/15/24 (144A)	805,000	863,598
5.500%, 01/15/26 (144A)	1,140,000	1,259,836
Blackstone Secured Lending Fund 3.650%, 07/14/23	610,000	628,773
BOC Aviation, Ltd.
2.750%, 09/18/22 (144A)	480,000	483,682
3.500%, 10/10/24 (144A)	385,000	402,690
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	392,724
4.700%, 09/20/47	409,000	502,254
4.850%, 03/29/29 (e)	485,000	559,176
Capital One Financial Corp.
2.618%, SOFR + 1.265%, 11/02/32 (a)	735,000	732,987
3.750%, 07/28/26	860,000	922,172
4.200%, 10/29/25	200,000	217,852
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	442,272
LSEGA Financing plc 2.000%, 04/06/28 (144A)	1,445,000	1,426,296
Nomura Holdings, Inc.
2.648%, 01/16/25	845,000	868,978
2.679%, 07/16/30	540,000	537,526
ORIX Corp. 2.900%, 07/18/22 (e)	362,000	366,173
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	320,000	330,240
5.500%, 02/15/24 (144A)	96,000	102,943
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,008,923
3.550%, 01/15/24	7,383,000	7,761,683

		37,748,477

Electric—2.8%
AEP Transmission Co. LLC
3.150%, 09/15/49	225,000	229,062
Alabama Power Co. 3.550%, 12/01/23	461,000	482,759
Alexander Funding Trust 1.841%, 11/15/23 (144A)	800,000	802,716
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,827,770
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	442,343
CenterPoint Energy, Inc. 1.450%, 06/01/26	699,000	685,743
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	1,027,405
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	286,935
Consumers Energy Co. 4.350%, 08/31/64	191,000	238,441
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	588,348
Dominion Energy, Inc. 2.850%, 08/15/26	183,000	190,755
DTE Electric Co. 5.700%, 10/01/37	300,000	396,670
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	389,967
Duke Energy Progress LLC
2.900%, 08/15/51	470,000	465,927
4.100%, 03/15/43	200,000	231,067
4.375%, 03/30/44	247,000	296,437
5.700%, 04/01/35	360,000	468,167
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	439,890
2.775%, 01/07/32 (144A)	280,000	276,653
3.616%, 08/01/27 (144A)	1,050,000	1,109,804
Edison International 3.550%, 11/15/24	1,180,000	1,234,202
Emera U.S. Finance L.P. 4.750%, 06/15/46	500,000	589,022
Enel Finance International NV 3.500%, 04/06/28 (144A)	465,000	497,028
Entergy Arkansas LLC
2.650%, 06/15/51	285,000	264,844
3.050%, 06/01/23	765,000	783,796
Entergy Corp. 2.950%, 09/01/26	194,000	202,298
Entergy Louisiana LLC
2.400%, 10/01/26	414,000	423,038
2.900%, 03/15/51	390,000	381,999
3.050%, 06/01/31	195,000	206,236
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	409,763
Exelon Corp. 3.497%, 06/01/22	600,000	605,545
Exelon Generation Co. LLC
3.400%, 03/15/22	643,000	644,987

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Exelon Generation Co. LLC
5.750%, 10/01/41	260,000	$309,058
6.250%, 10/01/39	160,000	199,815
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,657,598
Fortis, Inc.
3.055%, 10/04/26	929,000	967,051
Indiana Michigan Power Co. 3.200%, 03/15/23 (e)	330,000	336,788
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	330,000	336,945
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	264,614
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	438,273
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	373,441
Nevada Power Co.
5.375%, 09/15/40	223,000	287,158
6.650%, 04/01/36	360,000	513,830
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	305,453
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	461,805
Niagara Mohawk Power Corp.
1.960%, 06/27/30 (144A)	700,000	668,834
3.508%, 10/01/24 (144A)	305,000	319,072
Northern States Power Co. 6.500%, 03/01/28	628,000	769,883
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	560,000	563,551
2.450%, 12/02/27 (144A)	625,000	619,287
OGE Energy Corp. 0.703%, 05/26/23	435,000	432,994
Ohio Power Co. 2.900%, 10/01/51	635,000	612,342
Oklahoma Gas and Electric Co. 0.553%, 05/26/23	525,000	521,530
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	670,000	699,129
Pacific Gas and Electric Co.
1.367%, 03/10/23	1,245,000	1,237,227
1.700%, 11/15/23	540,000	541,395
1.750%, 06/16/22	3,360,000	3,360,011
2.950%, 03/01/26	380,000	386,347
3.450%, 07/01/25	600,000	622,297
3.750%, 08/15/42	245,000	227,986
4.300%, 03/15/45	420,000	424,625
PacifiCorp 3.600%, 04/01/24	315,000	330,118
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	118,187
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	302,378
Progress Energy, Inc. 7.000%, 10/30/31	200,000	270,536

Electric—(Continued)
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	405,303
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	842,269
Puget Energy, Inc. 2.379%, 06/15/28	853,000	839,588
San Diego Gas & Electric Co. 2.950%, 08/15/51	635,000	639,040
Sierra Pacific Power Co. 3.375%, 08/15/23 (e)	556,000	574,094
Southern California Edison Co.
3.650%, 03/01/28	500,000	539,800
5.550%, 01/15/36	500,000	613,147
Southern Power Co. 5.150%, 09/15/41	400,000	489,772
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	302,913
Tampa Electric Co. 4.450%, 06/15/49	500,000	628,328
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	547,941
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	232,906
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	153,805
6.000%, 05/15/37	685,000	936,492

		44,344,573

Electronics—0.1%
Arrow Electronics, Inc.
3.250%, 09/08/24	439,000	458,190
3.875%, 01/12/28	376,000	407,139

		865,329

Engineering & Construction—0.0%
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	200,000	200,294

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31	710,000	660,226

Food—0.4%
Bimbo Bakeries USA, Inc. 4.000%, 05/17/51 (144A)	695,000	752,164
Campbell Soup Co. 3.125%, 04/24/50 (e)	287,000	282,486
Conagra Brands, Inc.
5.300%, 11/01/38	205,000	259,035
5.400%, 11/01/48	325,000	437,688
Kroger Co. (The) 8.000%, 09/15/29	610,000	845,549
McCormick and Co., Inc. 2.500%, 04/15/30	1,239,000	1,252,416

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	1,160,000	$1,155,246
5.200%, 04/01/29 (144A)	1,100,000	1,256,378
Tyson Foods, Inc. 5.150%, 08/15/44	100,000	129,433

		6,370,395

Forest Products & Paper—0.0%
International Paper Co. 8.700%, 06/15/38	250,000	408,015

Gas—0.5%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	700,000	748,623
4.250%, 07/15/27 (144A)	687,000	756,223
Atmos Energy Corp.
0.625%, 03/09/23 (e)	310,000	308,811
4.150%, 01/15/43	460,000	531,882
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	571,466
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	352,114
NiSource, Inc.
1.700%, 02/15/31	570,000	532,156
2.950%, 09/01/29 (e)	465,000	481,886
Southern California Gas Co. 2.550%, 02/01/30	829,000	850,036
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	232,659
4.400%, 06/01/43	375,000	427,269
6.000%, 10/01/34	1,000,000	1,287,845
Southwest Gas Corp. 3.800%, 09/29/46	332,000	364,155

		7,445,125

Healthcare-Products—0.2%
Boston Scientific Corp. 4.000%, 03/01/29	606,000	672,948
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31	1,065,000	1,049,323
Zimmer Biomet Holdings, Inc. 2.600%, 11/24/31	904,000	908,751

		2,631,022

Healthcare-Services—1.1%
Aetna, Inc. 6.625%, 06/15/36	297,000	421,017
Anthem, Inc.
4.101%, 03/01/28	460,000	510,030
4.650%, 08/15/44	324,000	406,123
Bon Secours Mercy Health, Inc. 3.205%, 06/01/50	625,000	658,427
Children’s Hospital
2.585%, 02/01/50	430,000	411,284
2.928%, 07/15/50	540,000	531,571

Healthcare-Services—(Continued)
CommonSpirit Health
1.547%, 10/01/25	435,000	430,880
2.782%, 10/01/30	430,000	440,114
3.910%, 10/01/50	425,000	472,828
Cottage Health Obligated Group 3.304%, 11/01/49	500,000	537,186
Hackensack Meridian Health, Inc.
2.675%, 09/01/41 (e)	1,180,000	1,150,707
2.875%, 09/01/50	700,000	701,448
Hartford HealthCare Corp. 3.447%, 07/01/54 (e)	1,100,000	1,170,474
HCA, Inc.
3.500%, 07/15/51	840,000	856,356
5.125%, 06/15/39	565,000	695,814
5.250%, 06/15/26	1,540,000	1,731,845
Memorial Health Services 3.447%, 11/01/49	995,000	1,095,719
MidMichigan Health 3.409%, 06/01/50	245,000	260,874
MultiCare Health System 2.803%, 08/15/50	365,000	353,714
NYU Langone Hospitals 3.380%, 07/01/55	410,000	420,706
Piedmont Healthcare, Inc. 2.864%, 01/01/52	620,000	604,768
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	220,131
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	149,322
Texas Health Resources
2.328%, 11/15/50	340,000	307,107
4.330%, 11/15/55	250,000	334,065
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	973,647
4.625%, 07/15/35	320,000	399,854
Universal Health Services, Inc.
2.650%, 10/15/30 (144A)	510,000	505,871
2.650%, 01/15/32 (144A)	680,000	668,203
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	580,000	536,120

		17,956,205

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,101,054

Home Builders—0.0%
Lennar Corp. 4.500%, 04/30/24	280,000	297,410

Insurance—1.0%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	540,148
3.900%, 04/06/28 (144A) (e)	415,000	457,925
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	695,285

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
American Financial Group, Inc. 3.500%, 08/15/26	750,000	$802,202
Aon plc 3.500%, 06/14/24	485,000	509,708
Assurant, Inc. 4.200%, 09/27/23	605,000	635,354
Athene Global Funding
0.950%, 01/08/24 (144A)	408,000	405,536
1.450%, 01/08/26 (144A)	420,000	412,529
2.500%, 01/14/25 (144A)	115,000	117,974
2.750%, 06/25/24 (144A)	890,000	917,165
2.950%, 11/12/26 (144A)	1,825,000	1,907,777
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	994,265
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	808,335
F&G Global Funding 1.750%, 06/30/26 (144A)	585,000	581,348
Guardian Life Insurance Co. of America (The)
4.850%, 01/24/77 (144A)	156,000	203,753
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	380,000	377,837
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	400,000	471,151
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	770,991
Jackson National Life Global Funding
3.050%, 04/29/26 (144A)	300,000	315,115
3.250%, 01/30/24 (144A)	460,000	479,288
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	963,327
Lincoln National Corp. 4.200%, 03/15/22	350,000	352,626
Massachusetts Mutual Life Insurance Co. 7.625%, 11/15/23 (144A)	394,000	431,266
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	516,458
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	794,828
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	620,000	613,533
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	200,000	229,360
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	256,949

		16,562,033

Internet—0.2%
eBay, Inc. 2.600%, 05/10/31 (e)	2,500,000	2,524,435

Iron/Steel—0.2%
Nucor Corp. 2.979%, 12/15/55	250,000	245,426

Iron/Steel—(Continued)
Reliance Steel & Aluminum Co. 1.300%, 08/15/25	1,810,000	1,780,972
Steel Dynamics, Inc.
1.650%, 10/15/27	630,000	616,136
3.450%, 04/15/30	237,000	253,226
Vale Overseas, Ltd. 3.750%, 07/08/30 (e)	405,000	419,179

		3,314,939

Machinery-Diversified—0.2%
Deere & Co. 8.100%, 05/15/30	400,000	578,239
Nvent Finance Sarl 4.550%, 04/15/28	562,000	624,673
Otis Worldwide Corp. 2.565%, 02/15/30	1,110,000	1,125,957
Xylem, Inc. 3.250%, 11/01/26	118,000	125,996

		2,454,865

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.250%, 01/15/29	710,000	692,745
3.500%, 03/01/42	775,000	751,663
3.700%, 04/01/51	840,000	812,101
4.800%, 03/01/50	935,000	1,046,858
6.834%, 10/23/55	400,000	572,051
Comcast Corp.
2.650%, 08/15/62	705,000	625,653
2.887%, 11/01/51 (144A)	1,131,000	1,094,792
3.900%, 03/01/38	591,000	668,834
4.200%, 08/15/34	556,000	653,901
4.250%, 01/15/33	1,880,000	2,200,067
COX Communications, Inc.
1.800%, 10/01/30 (144A)	1,880,000	1,771,026
2.950%, 10/01/50 (144A)	630,000	588,159
Discovery Communications LLC 5.200%, 09/20/47	485,000	601,191
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	270,412
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,035,633
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	1,212,411
ViacomCBS, Inc.
2.900%, 01/15/27 (e)	251,000	261,374
3.700%, 08/15/24	223,000	236,091
4.850%, 07/01/42	255,000	303,605
5.850%, 09/01/43	215,000	289,607
5.900%, 10/15/40	125,000	166,154

		15,854,328

Mining—0.2%
Anglo American Capital plc 4.000%, 09/11/27 (144A)	300,000	322,546

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Barrick Gold Corp. 6.450%, 10/15/35	300,000	$408,332
Glencore Funding LLC
2.500%, 09/01/30 (144A)	2,270,000	2,198,320
2.625%, 09/23/31 (144A)	394,000	382,917
4.125%, 05/30/23 (144A)	346,000	359,812

		3,671,927

Miscellaneous Manufacturing—0.2%
GE Capital International Funding Co. 4.418%, 11/15/35	1,473,000	1,757,819
Parker-Hannifin Corp.
4.100%, 03/01/47	250,000	290,400
4.450%, 11/21/44	333,000	400,507
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	521,065

		2,969,791

Oil & Gas—1.0%
BP Capital Markets America, Inc.
2.939%, 06/04/51	1,260,000	1,209,429
3.017%, 01/16/27	655,000	691,407
BP Capital Markets plc 3.279%, 09/19/27	534,000	573,666
ConocoPhillips
2.400%, 02/15/31 (144A)	390,000	391,240
Coterra Energy, Inc. 3.900%, 05/15/27 (144A)	710,000	762,983
Diamondback Energy, Inc.
3.250%, 12/01/26	440,000	464,035
4.750%, 05/31/25	900,000	985,893
Ecopetrol S.A. 4.125%, 01/16/25	433,000	440,041
Eni S.p.A. 4.000%, 09/12/23 (144A)	385,000	402,589
EQT Corp. 3.900%, 10/01/27	200,000	214,504
Exxon Mobil Corp.
2.995%, 08/16/39	690,000	698,131
3.095%, 08/16/49	860,000	871,001
Hess Corp. 6.000%, 01/15/40	245,000	311,155
HollyFrontier Corp.
2.625%, 10/01/23	775,000	789,622
5.875%, 04/01/26	409,000	458,690
Lundin Energy Finance B.V.
2.000%, 07/15/26 (144A)	389,000	386,274
3.100%, 07/15/31 (144A) (e)	335,000	337,388
Marathon Petroleum Corp. 4.700%, 05/01/25	509,000	555,279
Pioneer Natural Resources Co. 1.900%, 08/15/30	800,000	759,793
Saudi Arabian Oil Co.
1.250%, 11/24/23 (144A) (e)	200,000	200,000
1.625%, 11/24/25 (144A)	220,000	218,613

Oil & Gas—(Continued)
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	859,070
5.950%, 05/15/35	210,000	269,983
7.875%, 06/15/26 (e)	544,000	662,770
TotalEnergies Capital International S.A.
2.986%, 06/29/41	900,000	911,759
3.127%, 05/29/50	870,000	891,774
3.461%, 07/12/49	660,000	712,994
Valero Energy Corp.
2.150%, 09/15/27	640,000	637,552
7.500%, 04/15/32	126,000	173,814

		16,841,449

Oil & Gas Services—0.1%
Baker Hughes Holdings LLC 5.125%, 09/15/40	360,000	449,352
Halliburton Co.
4.750%, 08/01/43	215,000	246,988
4.850%, 11/15/35	270,000	317,323
6.750%, 02/01/27	200,000	240,627

		1,254,290

Packaging & Containers—0.1%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	894,000	877,927
WRKCo, Inc. 3.750%, 03/15/25	300,000	319,619

		1,197,546

Pharmaceuticals—1.2%
AbbVie, Inc.
2.800%, 03/15/23	172,000	175,283
3.200%, 11/21/29	1,583,000	1,692,532
3.450%, 03/15/22	500,000	500,457
3.850%, 06/15/24	1,038,000	1,098,777
4.050%, 11/21/39	982,000	1,126,678
4.400%, 11/06/42	600,000	715,924
4.450%, 05/14/46	220,000	266,053
AstraZeneca plc
2.125%, 08/06/50	390,000	345,956
6.450%, 09/15/37	350,000	514,536
Becton Dickinson & Co.
3.734%, 12/15/24	24,000	25,510
3.794%, 05/20/50	575,000	645,191
Bristol-Myers Squibb Co.
4.125%, 06/15/39	527,000	623,364
4.550%, 02/20/48	550,000	702,403
5.000%, 08/15/45	152,000	201,918
Cigna Corp. 4.800%, 07/15/46	156,000	196,884
CVS Health Corp.
4.300%, 03/25/28	179,000	200,871
5.050%, 03/25/48	2,065,000	2,699,859
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	676,051	760,328

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
CVS Pass-Through Trust
5.773%, 01/10/33 (144A)	645,967	$752,381
6.204%, 10/10/25 (144A)	325,744	347,732
8.353%, 07/10/31 (144A)	129,169	164,442
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	96,965
Mylan, Inc.
4.550%, 04/15/28	350,000	391,765
5.400%, 11/29/43	400,000	493,121
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	445,000	457,673
3.200%, 09/23/26	2,100,000	2,227,397
Takeda Pharmaceutical Co., Ltd.
3.025%, 07/09/40 (e)	945,000	961,613
3.175%, 07/09/50	440,000	443,521
Viatris, Inc. 3.850%, 06/22/40	412,000	436,339
Zoetis, Inc. 2.000%, 05/15/30	590,000	581,595

		19,847,068

Pipelines—0.9%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	253,093
Boardwalk Pipelines L.P. 3.400%, 02/15/31	630,000	650,304
Buckeye Partners L.P. 5.850%, 11/15/43	575,000	564,222
Cameron LNG LLC 3.701%, 01/15/39 (144A)	769,000	828,251
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29	400,000	428,462
5.125%, 06/30/27	530,000	598,008
Enable Midstream Partners L.P.
3.900%, 05/15/24	350,000	365,457
4.150%, 09/15/29 (e)	443,000	473,915
4.950%, 05/15/28	290,000	321,641
Energy Transfer L.P.
3.900%, 07/15/26	117,000	125,814
4.950%, 01/15/43	394,000	421,070
5.300%, 04/01/44	200,000	229,015
5.500%, 06/01/27	167,000	190,488
6.050%, 06/01/41	270,000	330,361
6.100%, 02/15/42	500,000	609,939
Enterprise Products Operating LLC
3.900%, 02/15/24	470,000	493,490
4.950%, 10/15/54	179,000	225,819
5.100%, 02/15/45	200,000	246,621
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	1,100,000	1,104,177
4.317%, 12/30/39 (144A)	425,000	436,744
Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/40 (144A)	800,000	796,172
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	415,000	419,438
2.600%, 10/15/25 (144A)	1,300,000	1,301,503

Pipelines—(Continued)
Kinder Morgan, Inc. 5.050%, 02/15/46	250,000	299,638
ONEOK Partners L.P. 6.650%, 10/01/36	950,000	1,241,660
Phillips 66 Partners L.P.
3.150%, 12/15/29	330,000	342,115
3.550%, 10/01/26	100,000	106,391
4.900%, 10/01/46	200,000	243,491
Plains All American Pipeline L.P. / PAA Finance Corp. 4.700%, 06/15/44	560,000	595,507
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	290,556
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	400,000	416,283
4.750%, 05/15/38	300,000	357,462

		15,307,107

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	673,866
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	603,000	659,335

		1,333,201

Real Estate Investment Trusts—1.9%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	410,000	385,256
2.000%, 05/18/32	710,000	678,055
3.800%, 04/15/26	175,000	189,361
4.000%, 02/01/50	566,000	659,498
American Campus Communities Operating Partnership L.P. 2.250%, 01/15/29	480,000	474,749
American Tower Corp.
1.500%, 01/31/28	965,000	923,224
1.875%, 10/15/30	845,000	798,494
2.100%, 06/15/30	470,000	452,534
2.250%, 01/15/22	500,000	500,268
2.950%, 01/15/51 (e)	255,000	241,539
3.100%, 06/15/50	390,000	379,273
3.375%, 10/15/26	287,000	304,944
3.700%, 10/15/49	665,000	708,720
Boston Properties L.P. 3.200%, 01/15/25	380,000	397,863
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	600,000	596,806
2.500%, 08/16/31	325,000	318,041
3.850%, 02/01/25	500,000	528,637
Corporate Office Properties L.P. 2.750%, 04/15/31	1,153,000	1,146,394
Crown Castle International Corp. 2.250%, 01/15/31	915,000	891,438
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	292,590
Equinix, Inc.
2.000%, 05/15/28	1,388,000	1,362,293

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Equinix, Inc.
2.900%, 11/18/26	875,000	$906,465
Essex Portfolio L.P. 2.650%, 03/15/32 (e)	565,000	566,792
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	417,500
Healthcare Trust of America Holdings L.P. 2.000%, 03/15/31	470,000	444,701
Healthpeak Properties, Inc. 3.500%, 07/15/29	600,000	650,603
Life Storage L.P.
2.400%, 10/15/31	390,000	383,337
3.500%, 07/01/26	1,000,000	1,069,718
Mid-America Apartments L.P. 1.700%, 02/15/31 (e)	470,000	448,822
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	482,139
Office Properties Income Trust
2.650%, 06/15/26	925,000	917,770
3.450%, 10/15/31	365,000	353,662
4.000%, 07/15/22	627,000	635,314
Physicians Realty LP 2.625%, 11/01/31	405,000	404,601
Prologis L.P. 2.250%, 04/15/30	200,000	201,016
Public Storage
1.950%, 11/09/28	490,000	488,282
2.250%, 11/09/31 (e)	411,000	413,069
Realty Income Corp.
3.000%, 01/15/27	200,000	210,987
3.250%, 01/15/31	345,000	370,966
3.875%, 04/15/25	505,000	543,216
Regency Centers L.P. 2.950%, 09/15/29	560,000	581,059
Sabra Health Care L.P. 3.200%, 12/01/31 (e)	660,000	644,979
Safehold Operating Partnership L.P. 2.800%, 06/15/31	2,220,000	2,190,252
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	758,058
Scentre Group Trust 2
4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a)	635,000	664,369
SITE Centers Corp. 4.700%, 06/01/27	226,000	249,774
UDR, Inc.
2.100%, 08/01/32	470,000	446,752
2.950%, 09/01/26	233,000	242,165
3.000%, 08/15/31	95,000	98,935
3.200%, 01/15/30	625,000	656,617
Ventas Realty L.P.
3.500%, 02/01/25	197,000	207,668
3.850%, 04/01/27	369,000	401,402
Welltower, Inc.
3.100%, 01/15/30	445,000	466,189
6.500%, 03/15/41	225,000	325,638

Real Estate Investment Trusts—(Continued)
WP Carey, Inc.
2.250%, 04/01/33	845,000	800,934
4.250%, 10/01/26	285,000	311,990

		31,185,718

Retail—0.6%
7-Eleven, Inc. 1.300%, 02/10/28 (144A)	405,000	385,722
2.500%, 02/10/41 (144A)	409,000	377,366
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A) (e)	360,000	371,856
3.439%, 05/13/41 (144A)	780,000	802,808
3.625%, 05/13/51 (144A)	870,000	915,013
3.800%, 01/25/50 (144A)	625,000	676,105
AutoZone, Inc. 1.650%, 01/15/31	530,000	498,765
Dollar General Corp. 4.125%, 05/01/28	485,000	538,949
Kohl’s Corp. 3.375%, 05/01/31 (e)	800,000	814,739
Lowe’s Cos., Inc.
1.700%, 10/15/30 (e)	1,085,000	1,030,845
2.625%, 04/01/31	700,000	716,174
3.120%, 04/15/22	300,000	300,640
3.125%, 09/15/24	276,000	289,664
McDonald’s Corp.
4.450%, 03/01/47	180,000	219,545
4.700%, 12/09/35	84,000	102,268
6.300%, 10/15/37	152,000	213,663
Nordstrom, Inc. 4.250%, 08/01/31 (e)	908,000	892,115
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	533,931

		9,680,168

Savings & Loans—0.0%
Nationwide Building Society 1.000%, 08/28/25 (144A)	380,000	370,306

Semiconductors—0.7%
Analog Devices, Inc. 2.800%, 10/01/41	722,000	730,259
Broadcom, Inc.
1.950%, 02/15/28 (144A)	1,800,000	1,779,547
3.137%, 11/15/35 (144A)	1,685,000	1,695,040
3.187%, 11/15/36 (144A)	465,000	464,190
4.110%, 09/15/28	983,000	1,077,663
KLA Corp. 3.300%, 03/01/50	610,000	651,762
Microchip Technology, Inc.
0.972%, 02/15/24	970,000	961,468
0.983%, 09/01/24 (144A)	1,200,000	1,177,953
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A)	1,085,000	1,087,770
3.250%, 05/11/41 (144A) (e)	1,115,000	1,152,425

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Xilinx, Inc. 2.375%, 06/01/30	700,000	$708,913

		11,486,990

Software—0.6%
Activision Blizzard, Inc. 1.350%, 09/15/30	757,000	698,239
Citrix Systems, Inc. 1.250%, 03/01/26	275,000	267,817
Fiserv, Inc.
3.200%, 07/01/26	305,000	322,484
4.400%, 07/01/49	295,000	351,447
Microsoft Corp.
2.400%, 08/08/26	400,000	418,590
2.921%, 03/17/52	272,000	288,788
3.041%, 03/17/62	149,000	159,392
3.500%, 02/12/35	296,000	338,046
Oracle Corp.
2.300%, 03/25/28	2,500,000	2,492,252
3.800%, 11/15/37	900,000	939,670
3.850%, 07/15/36	124,000	130,986
3.900%, 05/15/35	106,000	113,531
4.300%, 07/08/34	103,000	114,079
Roper Technologies, Inc. 1.400%, 09/15/27	1,050,000	1,018,844
VMware, Inc.
1.400%, 08/15/26	1,306,000	1,283,512
4.650%, 05/15/27	425,000	477,965

		9,415,642

Telecommunications—1.2%
AT&T, Inc.
1.650%, 02/01/28	80,000	78,306
2.250%, 02/01/32	510,000	492,824
2.300%, 06/01/27	1,740,000	1,770,196
3.100%, 02/01/43	770,000	748,548
3.500%, 06/01/41	479,000	492,289
3.500%, 09/15/53	2,795,000	2,819,862
3.550%, 09/15/55	396,000	397,437
Deutsche Telekom AG 3.625%, 01/21/50 (144A)	276,000	294,330
NBN Co., Ltd. 2.625%, 05/05/31 (144A)	1,600,000	1,606,431
T-Mobile USA, Inc.
2.050%, 02/15/28	1,760,000	1,746,989
3.000%, 02/15/41	975,000	951,898
3.600%, 11/15/60 (144A)	385,000	381,352
3.750%, 04/15/27	1,705,000	1,846,345
Verizon Communications, Inc.
2.100%, 03/22/28	385,000	385,733
2.650%, 11/20/40	779,000	740,219
2.987%, 10/30/56	654,000	619,071
4.125%, 03/16/27	400,000	444,612
4.272%, 01/15/36	280,000	328,436
4.400%, 11/01/34	600,000	698,874

Telecommunications—(Continued)
Verizon Communications, Inc.
4.862%, 08/21/46	780,000	1,003,884
Vodafone Group plc
5.250%, 05/30/48	540,000	703,347
6.150%, 02/27/37	500,000	677,802

		19,228,785

Transportation—0.4%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	260,975
7.950%, 08/15/30	1,185,000	1,699,411
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	821,047
CSX Corp.
4.750%, 11/15/48	404,000	519,810
6.000%, 10/01/36	300,000	405,171
Kansas City Southern 4.700%, 05/01/48	597,000	742,762
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	711,307
3.942%, 11/01/47	219,000	253,446
Union Pacific Corp. 4.100%, 09/15/67	200,000	242,884

		5,656,813

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 03/14/23 (144A)	948,000	966,158
4.125%, 08/01/23 (144A)	598,000	623,933

		1,590,091

Water—0.0%
American Water Capital Corp. 2.800%, 05/01/30	750,000	777,264

Total Corporate Bonds & Notes (Cost $522,498,493)		537,771,986

Asset-Backed Securities—9.4%

Asset-Backed - Automobile—2.6%
AmeriCredit Automobile Receivables Trust 2.690%, 06/19/23	18,106	18,127
Carvana Auto Receivables Trust 3.040%, 04/15/25 (144A)	3,815,000	3,898,395
CPS Auto Receivables Trust 3.790%, 06/15/23 (144A)	11,160	11,176
Credit Acceptance Auto Loan Trust 0.960%, 02/15/30 (144A)	2,700,000	2,683,835
Credito Real USA Auto Receivables Trust 1.350%, 02/16/27 (144A)	1,048,760	1,046,585
Drive Auto Receivables Trust
1.020%, 06/15/27	948,000	947,892
1.450%, 01/16/29	1,600,000	1,591,877

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Drive Auto Receivables Trust
3.180%, 10/15/26	1,160,000	$1,183,737
3.530%, 12/15/23 (144A)	141,336	141,530
4.090%, 06/15/26	1,225,000	1,252,020
DT Auto Owner Trust
1.100%, 02/16/27 (144A)	1,432,000	1,420,369
3.810%, 12/15/23 (144A)	3,568	3,572
Flagship Credit Auto Trust
1.960%, 12/15/27 (144A)	3,650,000	3,638,151
2.180%, 02/16/27 (144A)	650,000	654,045
3.790%, 12/16/24 (144A)	3,094,771	3,130,692
GLS Auto Receivables Issuer Trust
1.200%, 01/15/27 (144A)	625,000	623,693
1.420%, 04/15/27 (144A)	2,250,000	2,212,498
1.480%, 07/15/27 (144A)	4,400,000	4,323,618
1.680%, 01/15/27 (144A)	1,200,000	1,192,531
LP LMS ASSET 3.228%, 10/15/28	2,377,987	2,391,391
Sonoran Auto Receivables Trust
4.750%, 07/15/24	1,525,628	1,524,865
4.750%, 06/15/25	1,674,793	1,674,793
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	1,015,205	1,021,645
U.S. Auto Funding LLC
0.790%, 07/15/24 (144A)	2,174,815	2,169,877
1.490%, 03/17/25 (144A)	3,189,000	3,162,284

		41,919,198

Asset-Backed - Credit Card—0.4%
Continental Finance Credit Card ABS Master Trust 2.240%, 12/15/28 (144A)	1,500,000	1,492,683
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	1,695,000	1,693,425
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	2,635,000	2,643,723

		5,829,831

Asset-Backed - Other—6.4%
Accelerated LLC 1.900%, 10/20/40 (144A)	2,057,303	2,021,702
Ajax Mortgage Loan Trust 2.239%, 06/25/66 (144A) (g)	2,557,695	2,539,303
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,095,966	1,146,426
3.678%, 12/17/36 (144A)	87,005	91,074
4.201%, 12/17/36 (144A)	400,000	415,778
4.290%, 10/17/36 (144A)	300,000	311,770
4.596%, 12/17/36 (144A)	250,000	261,111
5.036%, 10/17/52 (144A)	1,900,000	2,040,978
5.639%, 04/17/52 (144A)	500,000	535,957
6.231%, 10/17/36 (144A)	650,000	698,056
6.418%, 12/17/36 (144A)	300,000	324,535
American Tower Trust I 3.070%, 03/15/48 (144A)	920,000	920,754

Asset-Backed - Other—(Continued)
AMSR Trust 2.327%, 10/17/38 (144A)	1,694,000	1,653,064
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	1,449,557	1,423,179
2.918%, 04/15/36 (144A)	2,705,294	2,649,360
2.981%, 11/15/35 (144A)	1,472,125	1,469,906
4.212%, 07/15/34 (144A)	1,725,730	1,736,711
Camillo 5.000%, 12/05/23	3,340,670	3,434,209
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	597,000	601,859
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) † (a) (h) (i)	1,078,519	17,041
Consumer Receivables Asset Investment Trust 3.220%, 3M LIBOR + 3.000%, 03/24/23 (144A) (a)	2,210,000	2,203,511
COOF Securitization Trust, Ltd. 2.980%, 06/25/40 (144A) (a) (c)	479,551	41,829
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	1,386,884	1,416,814
3.880%, 03/15/52 (144A)	2,470,000	2,696,426
Crossroads Asset Trust 1.440%, 01/20/26 (144A)	1,650,000	1,633,376
DataBank Issuer 2.060%, 02/27/51 (144A)	1,950,000	1,912,195
Diamond Resorts Owner Trust
3.270%, 10/22/29 (144A)	384,669	386,179
3.700%, 01/21/31 (144A)	745,594	759,001
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	3,700,000	3,683,480
Foundation Finance Trust 3.860%, 11/15/34 (144A)	705,619	723,325
Freedom Trucking LLC 5.500%, 3M LIBOR + 3.250%, 10/14/24 (a)	414,825	412,958
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	65,041	65,545
Goodgreen Trust
2.760%, 04/15/55 (144A)	1,306,465	1,311,595
3.260%, 10/15/53 (144A)	1,454,613	1,478,550
3.740%, 10/15/52 (144A)	300,788	311,242
5.000%, 10/20/51	1,672,712	1,542,729
HERO Funding Trust
3.080%, 09/20/42 (144A)	278,474	285,183
3.950%, 09/20/48 (144A)	1,050,561	1,077,791
4.460%, 09/20/47 (144A)	848,070	886,435
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	286,776	290,683
KGS-Alpha SBA COOF Trust
0.519%, 05/25/39 (144A) (a) (c)	1,765,211	24,566
0.790%, 08/25/38 (144A) (a) (c)	1,176,762	25,084
1.556%, 03/25/39 (144A) (a) (c)	1,327,247	50,993
2.829%, 04/25/40 (144A) (a) (c)	400,220	31,649
LFT CRE, Ltd. 2.060%, 1M LIBOR + 1.950%, 06/15/39 (144A) (a)	3,280,000	3,276,025
LL ABS Trust 2.330%, 01/17/28 (144A)	484,473	486,015

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
NRZ Excess Spread-Collateralized Notes
3.104%, 07/25/26 (144A)	5,130,519	$5,112,586
3.228%, 05/25/26 (144A)	2,390,591	2,371,864
3.474%, 11/25/26 (144A)	3,116,369	3,113,148
3.844%, 12/25/25 (144A)	2,198,514	2,207,882
Oportun Funding LLC 1.210%, 03/08/28 (144A)	950,000	947,849
Pagaya AI Debt Selection Trust
1.180%, 11/15/27 (144A)	4,030,548	4,021,029
PRET LLC 2.487%, 10/25/51 (144A) (a)	5,635,858	5,608,699
Progress Residential 2.409%, 05/17/38 (144A)	1,960,000	1,916,819
Progress Residential Trust 2.425%, 07/17/38 (144A)	2,535,000	2,488,122
Regional Management Issuance Trust 3.040%, 03/17/31 (144A)	2,309,000	2,296,111
Renew Financial 3.670%, 09/20/52 (144A)	372,138	383,206
Sierra Timeshare Receivables Funding LLC 1.330%, 07/20/37 (144A)	1,161,420	1,157,734
SOL S.p.A. 4.160%, 02/09/30	879,433	901,671
Upstart Securitization Trust
0.870%, 03/20/31 (144A)	1,234,001	1,229,807
1.890%, 03/20/31 (144A)	914,000	909,574
VM DEBT LLC 7.500%, 06/15/24	2,400,000	2,400,000
VOLT C LLC 1.992%, 05/25/51 (144A) (g)	1,747,739	1,738,252
VOLT CI LLC 1.992%, 05/25/51 (144A) (g)	1,735,560	1,727,459
VOLT LLC 2.240%, 03/27/51 (144A) (g)	1,198,868	1,190,633
VOLT XCII LLC 1.893%, 02/27/51 (144A) (g)	1,147,060	1,139,604
VOLT XCIII LLC 1.893%, 02/27/51 (144A) (g)	3,719,992	3,690,326
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (g)	2,845,289	2,830,073
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (g)	2,557,069	2,541,746
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	570,225	586,627

		103,816,773

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 0.903%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	608,499	607,461

Total Asset-Backed Securities (Cost $149,214,574)		152,173,263

Mortgage-Backed Securities—6.4%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—4.1%
Banc of America Funding Trust 2.587%, 05/20/34 (a)	121,679	126,444
BVRT Financing Trust
0.010%, 11/10/32 (h) (i)	68,661	68,661
3.084%, 11/10/22 (144A)	1,774,416	1,771,355
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (a)	3,300,000	3,272,030
3.690%, 02/25/24	5,000,000	5,004,500
3.850%, 10/25/26 (144A) (a)	2,680,000	2,657,826
4.450%, 01/25/26 (144A) (a)	3,100,000	3,105,377
Global Mortgage Securitization, Ltd. 0.422%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	161,129	157,294
HarborView Mortgage Loan Trust
2.700%, 05/19/34 (a)	380,616	385,580
Headlands Residential LLC
3.875%, 08/25/24 (144A) (g)	1,499,531	1,503,043
3.875%, 11/25/24 (144A) (g)	3,600,000	3,595,209
Impac CMB Trust 0.842%, 1M LIBOR + 0.740%, 11/25/34 (a)	958,320	970,141
JPMorgan Mortgage Trust 2.225%, 08/25/34 (a)	52,995	55,743
LHOME Mortgage Trust 2.090%, 09/25/26 (144A) (a)	1,525,000	1,518,095
MASTR Asset Securitization Trust 5.500%, 12/25/33	115,337	112,545
Merrill Lynch Mortgage Investors Trust
0.562%, 1M LIBOR + 0.460%, 04/25/29 (a)	160,754	157,192
0.602%, 1M LIBOR + 0.500%, 05/25/29 (a)	463,632	462,851
0.722%, 1M LIBOR + 0.620%, 10/25/28 (a)	213,438	211,493
0.742%, 1M LIBOR + 0.640%, 10/25/28 (a)	317,366	313,209
0.932%, 6M LIBOR + 0.680%, 01/25/29 (a)	248,711	248,954
MRA Issuance Trust
1.842%, 02/16/22 (144A)	5,100,000	5,104,269
2.000%, 04/01/22	4,450,000	4,450,000
2.849%, 1M LIBOR + 2.750%, 02/16/22 (144A) (a)	5,100,000	5,101,515
Preston Ridge Partners Mortgage LLC
1.867%, 04/25/26 (144A) (g)	1,675,236	1,665,040
2.115%, 01/25/26 (144A) (a)	2,728,163	2,711,059
Seasoned Credit Risk Transfer Trust
3.500%, 07/25/58	3,505,407	3,704,683
3.500%, 10/25/58	1,318,604	1,471,950
4.000%, 11/25/57	3,179,708	3,382,208
Sequoia Mortgage Trust
0.704%, 1M LIBOR + 0.600%, 12/20/34 (a)	570,204	550,824
0.744%, 1M LIBOR + 0.640%, 01/20/34 (a)	333,246	336,925
0.764%, 1M LIBOR + 0.660%, 07/20/33 (a)	354,972	351,784
0.784%, 1M LIBOR + 0.680%, 10/20/34 (a)	603,888	591,603
0.864%, 1M LIBOR + 0.760%, 04/20/33 (a)	275,694	270,661
Structured Asset Mortgage Investments Trust 1.004%, 1M LIBOR + 0.900%, 05/19/33 (a)	505,012	496,287
Structured Asset Mortgage Investments Trust II
0.804%, 1M LIBOR + 0.700%, 01/19/34 (a)	597,146	597,293
0.804%, 1M LIBOR + 0.700%, 03/19/34 (a)	555,481	546,026
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.979%, 11/25/33 (a)	137,350	141,818

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust
0.742%, 1M LIBOR + 0.640%, 09/25/43 (a)	266,908	$272,059
1.879%, 12/25/44 (a)	329,775	330,750
2.142%, 04/25/45 (a)	597,146	608,317
Toorak Mortgage Corp. 3.721%, 09/25/22 (g)	1,556,050	1,559,497
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (a)	4,686,914	4,676,111
ZH Trust 2.253%, 02/18/27 (144A)	1,400,000	1,378,608

		65,996,829

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,287,499
BB-UBS Trust
3.430%, 11/05/36 (144A)	2,950,000	3,054,993
Citigroup Commercial Mortgage Trust 2.717%, 02/15/53	4,330,000	4,496,582
Commercial Mortgage Trust
0.179%, 07/10/45 (144A) (a) (c)	113,723,337	321,723
2.896%, 02/10/37 (144A)	3,050,000	3,082,031
3.815%, 04/10/33 (144A) (a)	1,450,000	1,570,033
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	934,371
Freddie Mac Multifamily Structured Credit Risk 1.850%, SOFR + 1.800%, 07/25/41 (144A) (a)	1,605,536	1,575,394
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	3,036,353
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	836,723
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,997,000	1,960,034
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	537,132
RR Trust Zero Coupon, 04/26/48 (144A) (b)	8,830,000	8,109,600
SLG Office Trust 2.585%, 07/15/41 (144A)	3,090,000	3,161,939
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,419,352
Wells Fargo Commercial Mortgage Trust 1.260%, 1M LIBOR + 1.150%, 02/15/40 (144A) (a)	1,545,337	1,546,853
WF-RBS Commercial Mortgage Trust 4.239%, 03/15/45 (144A) (a)	300,000	296,280

		37,226,892

Total Mortgage-Backed Securities (Cost $101,434,569)		103,223,721

Foreign Government—0.6%

Sovereign—0.6%
Chile Government International Bond 2.550%, 01/27/32 (e)	394,000	393,015

Sovereign—(Continued)
Colombia Government International Bonds
4.000%, 02/26/24	923,000	952,545
5.000%, 06/15/45 (e)	749,000	675,973
5.625%, 02/26/44	200,000	193,624
7.375%, 09/18/37	200,000	232,500
Israel Government AID Bond Zero Coupon, 08/15/25	2,500,000	2,362,946
Mexico Government International Bonds
2.659%, 05/24/31 (e)	848,000	826,808
3.771%, 05/24/61	625,000	575,475
4.125%, 01/21/26	189,000	207,429
4.350%, 01/15/47	228,000	236,609
4.600%, 01/23/46	959,000	1,025,660
4.600%, 02/10/48	200,000	213,002
5.750%, 10/12/10	500,000	573,505
Panama Government International Bond 4.500%, 04/16/50	350,000	385,529
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	424,305
Saudi Government International Bond
2.250%, 02/02/33 (144A)	490,000	477,632

Total Foreign Government (Cost $9,733,186)		9,756,557

Short-Term Investment—3.5%

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $56,829,079; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $57,965,683	56,829,079	$56,829,079

Total Short-Term Investments (Cost $56,829,079)		56,829,079

Securities Lending Reinvestments (j)—5.2%

Certificates of Deposit—0.6%
Bank of Nova Scotia 0.320%, 06/07/22	2,000,000	2,000,244
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Credit Suisse (NY) 0.270%, 03/18/22	2,000,000	2,000,000
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,000,000	999,320
0.240%, 3M LIBOR + 0.020%, 03/25/22 (a)	2,000,000	2,000,002
Standard Chartered Bank (NY) 0.170%, 03/28/22	1,000,000	999,906

		9,999,186

Commercial Paper—0.2%
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (j)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 0.240%, 03/30/22	1,000,000	$999,035

		2,998,149

Repurchase Agreements—4.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $9,825,136; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $10,021,630.	9,825,127	9,825,127
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,300,016; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,326,021.	1,300,000	1,300,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $10,200,004.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $2,200,013; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $2,245,036.	2,200,000	2,200,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $5,100,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $5,204,209.	5,100,000	5,100,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $7,600,296; collateralized by various Common Stock with an aggregate market value of $8,446,044.	7,600,000	7,600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $10,000,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,108,766.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,700,078; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,888,490.	1,700,000	1,700,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $222,242.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $3,000,043; collateralized by various Common Stock with an aggregate market value of $3,333,417.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,845,639; collateralized by various Common Stock with an aggregate market value of $3,161,778.	2,845,529	2,845,529
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $5,000,058; collateralized by various Common Stock with an aggregate market value of $5,526,823.	5,000,000	5,000,000

		65,770,656

Mutual Funds—0.3%
Fidelity Government Portfolio, Institutional Class 0.010% (k)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (k)	500,000	500,000

		5,500,000

Total Securities Lending Reinvestments (Cost $84,268,938)		84,267,991

Total Investments—107.3% (Cost $1,686,875,196)		1,730,534,930
Other assets and liabilities (net)—(7.3)%		(118,199,093)

Net Assets—100.0%		$1,612,335,837

*	Principal amount stated in U.S. dollars unless otherwise noted.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $771,234, which is less than 0.05% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal only security.
(c)	Interest only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $88,081,271 and the collateral received consisted of cash in the amount of $84,266,960 and non-cash collateral with a value of $5,588,161. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $352,177,138, which is 21.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Commonwealth Bank of Australia, 3.305%, 03/11/41	09/27/21	$355,000	$369,157	$361,887
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	17,041
Credit Agricole S.A., 2.811%, 01/11/41	01/05/21	410,000	410,000	392,306

				$771,234

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$786,512,333	$—	$786,512,333
Total Corporate Bonds & Notes*	—	537,771,986	—	537,771,986
Asset-Backed Securities
Asset-Backed - Automobile	—	41,919,198	—	41,919,198
Asset-Backed - Credit Card	—	5,829,831	—	5,829,831
Asset-Backed - Other	—	103,799,732	17,041	103,816,773
Asset-Backed - Student Loan	—	607,461	—	607,461
Total Asset-Backed Securities	—	152,156,222	17,041	152,173,263
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	65,928,168	68,661	65,996,829
Commercial Mortgage-Backed Securities	—	37,226,892	—	37,226,892
Total Mortgage-Backed Securities	—	103,155,060	68,661	103,223,721
Total Foreign Government*	—	9,756,557	—	9,756,557
Total Short-Term Investment*	—	56,829,079	—	56,829,079
Securities Lending Reinvestments
Certificates of Deposit	—	9,999,186	—	9,999,186
Commercial Paper	—	2,998,149	—	2,998,149
Repurchase Agreements	—	65,770,656	—	65,770,656
Mutual Funds	5,500,000	—	—	5,500,000
Total Securities Lending Reinvestments	5,500,000	78,767,991	—	84,267,991
Total Investments	$5,500,000	$1,724,949,228	$85,702	$1,730,534,930

Collateral for Securities Loaned (Liability)	$—	$(84,266,960)	$—	$(84,266,960)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $7,271,299 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfer out	Amortization Premium/ Discount	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2021
Asset-Backed Securities
Asset-Backed - Other	$10,005,808	$162,649	$(12,178)	$—	$(6,751,617)	$(3,391,299)	$3,678	$17,041	$0
Mortgage-Backed Securities
Collateralized Mortgage Obligations	7,642,000	(1,188)	39,188	2,150,000	(5,881,339)	(3,880,000)	—	68,661	0

Total	$17,647,808	$161,461	$27,010	$2,150,000	$(12,632,956)	$(7,271,299)	$3,678	$85,702	$0

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,730,534,930
Receivable for:
Fund shares sold	682,298
Principal paydowns	833
Interest	6,950,205
Prepaid expenses	4,705

Total Assets	1,738,172,971
Liabilities
Due to custodian	24
Collateral for securities loaned	84,266,960
Payables for:
TBA securities purchased	40,309,554
Fund shares redeemed	123,423
Accrued Expenses:
Management fees	564,120
Distribution and service fees	113,067
Deferred trustees’ fees	189,880
Other expenses	270,106

Total Liabilities	125,837,134

Net Assets	$1,612,335,837

Net Assets Consist of:
Paid in surplus	$1,595,764,210
Distributable earnings (Accumulated losses)	16,571,627

Net Assets	$1,612,335,837

Net Assets
Class A	$1,081,670,829
Class B	530,665,008
Capital Shares Outstanding*
Class A	104,085,333
Class B	51,177,034
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.39
Class B	10.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,686,875,196.
(b)	Includes securities loaned at value of $88,081,271.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest	$39,748,008
Securities lending income	101,330

Total investment income	39,849,338
Expenses
Management fees	8,936,675
Administration fees	69,846
Custodian and accounting fees	201,121
Distribution and service fees—Class B	1,326,537
Audit and tax services	90,288
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	33,949
Insurance	11,350
Miscellaneous	16,694

Total expenses	10,777,469
Less management fee waiver	(2,274,790)

Net expenses	8,502,679

Net Investment Income	31,346,659

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	11,180,637
Net change in unrealized depreciation on investments	(61,804,345)

Net realized and unrealized gain (loss)	(50,623,708)

Net Increase (Decrease) in Net Assets From Operations	$(19,277,049)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$31,346,659	$34,613,529
Net realized gain (loss)	11,180,637	26,103,787
Net change in unrealized appreciation (depreciation)	(61,804,345)	55,928,227

Increase (decrease) in net assets from operations	(19,277,049)	116,645,543

From Distributions to Shareholders
Class A	(27,600,955)	(37,878,748)
Class B	(12,249,635)	(14,921,675)

Total distributions	(39,850,590)	(52,800,423)

Increase (decrease) in net assets from capital share transactions	104,012,741	(28,376,824)

Total increase (decrease) in net assets	44,885,102	35,468,296

Net Assets
Beginning of period	1,567,450,735	1,531,982,439

End of period	$1,612,335,837	$1,567,450,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	6,378,564	$68,106,711	1,008,201	$10,757,244
Reinvestments	2,666,759	27,600,955	3,610,939	37,878,748
Redemptions	(3,018,096)	(31,542,857)	(11,058,464)	(118,407,653)

Net increase (decrease)	6,027,227	$64,164,809	(6,439,324)	$(69,771,661)

Class B
Sales	7,024,370	$74,032,102	10,349,867	$110,142,102
Reinvestments	1,184,684	12,249,635	1,422,467	14,921,675
Redemptions	(4,434,739)	(46,433,805)	(7,878,462)	(83,668,940)

Net increase (decrease)	3,774,315	$39,847,932	3,893,872	$41,394,837

Increase (decrease) derived from capital shares transactions		$104,012,741		$(28,376,824)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.78	$10.36	$10.02	$10.30	$10.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.25	0.27	0.26	0.24
Net realized and unrealized gain (loss)	(0.33)	0.57	0.57	(0.24)	0.12

Total income (loss) from investment operations	(0.12)	0.82	0.84	0.02	0.36

Less Distributions
Distributions from net investment income	(0.27)	(0.40)	(0.50)	(0.30)	(0.28)

Total distributions	(0.27)	(0.40)	(0.50)	(0.30)	(0.28)

Net Asset Value, End of Period	$10.39	$10.78	$10.36	$10.02	$10.30

Total Return (%) (b)	(1.24)	8.16	8.50	0.28	3.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	2.01	2.36	2.67	2.62	2.34
Portfolio turnover rate (%)	53 (d)	46 (d)	30	24	23
Net assets, end of period (in millions)	$1,081.7	$1,057.3	$1,082.2	$1,771.1	$1,926.3

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.76	$10.34	$10.00	$10.28	$10.20

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.22	0.25	0.24	0.21
Net realized and unrealized gain (loss)	(0.33)	0.58	0.56	(0.24)	0.13

Total income (loss) from investment operations	(0.15)	0.80	0.81	0.00	0.34

Less Distributions
Distributions from net investment income	(0.24)	(0.38)	(0.47)	(0.28)	(0.26)

Total distributions	(0.24)	(0.38)	(0.47)	(0.28)	(0.26)

Net Asset Value, End of Period	$10.37	$10.76	$10.34	$10.00	$10.28

Total Return (%) (b)	(1.46)	7.89	8.21	0.02	3.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	1.76	2.11	2.42	2.37	2.09
Portfolio turnover rate (%)	53 (d)	46 (d)	30	24	23
Net assets, end of period (in millions)	$530.7	$510.2	$449.7	$434.7	$484.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 27% and 25% for the years ended December 31, 2021 and 2020, respectively.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $24 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $56,829,079. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $65,770,656. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(7,831,851)	$—	$—	$—	$(7,831,851)
Foreign Government	(1,141,015)	—	—	—	(1,141,015)
U.S. Treasury & Government Agencies	(75,294,094)	—	—	—	(75,294,094)
Total Borrowings	$(84,266,960)	$—	$—	$—	$(84,266,960)
Gross amount of recognized liabilities for securities lending transactions					$(84,266,960)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$634,697,478	$319,962,634	$585,276,180	$252,244,616

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$405,990,172	$416,740,157

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $8,936,675.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,692,022,457

Gross unrealized appreciation	54,501,676
Gross unrealized (depreciation)	(15,989,204)

Net unrealized appreciation (depreciation)	$38,512,472

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$39,850,590	$52,800,423	$—	$—	$39,850,590	$52,800,423

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,039,406	$—	$38,512,471	$(59,790,369)	$16,761,508

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $1,420,943 and accumulated long-term capital losses of $58,369,426.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $4,954,120.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-37

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-38

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board also took into account that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2021 and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2021. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 9.64%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

The year 2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster ride of upward rallies over the first half of 2021, supported by the success in COVID-19 vaccine roll outs, declining COVID-19 cases, and positive economic data. After a summer of returning to normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on economic output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of COVID-19 vaccines and boosters, together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global equity markets were up 22.3% for the year, as measured by the MSCI World Index. In the U.S., the S&P 500 Index was up 28.7%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities trailed large cap with a 14.8% return; however, this was still above the 20-year average of 11.0%. Outside the U.S., equities in developed markets had another strong year, with returns of 11.3%, as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.5%, as measured by the MSCI Emerging Markets Index, following a correction in the Chinese stock market in the second half of 2021 and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined 1.5% according to the Bloomberg U.S. Aggregate Bond Index, as long-term interest rates ended the year higher. The Bloomberg U.S. Long Government Credit Index was down 2.5%. 10-year and 30-year U.S. Treasury yields increased 0.60% and 0.28%, respectively, while long credit spreads compressed -0.12% for the year. The Bloomberg U.S. High Yield Index returned 5.3%, and the Bloomberg U.S. Investment Grade Corporate Index was down 1.0%. The Bloomberg Emerging Markets Debt Index was down 1.7% in U.S. dollar terms.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that seeks to reduce exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate consistent capital appreciation over time while seeking less volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views seek to contribute to returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. We believe this extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting full levels of risk in all asset classes. However, by October 31st, the model was suggesting de-risking in emerging markets debt, mostly due to volatility in Chinese markets. In December, the model also suggested de-risking in emerging markets equity.

In 2021, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Security selection decisions contributed positively to performance. The underlying active strategies that contributed the most to performance were Global Convertibles and International Advantage; the ones that detracted the most were Growth Advantage and Emerging Markets Equity. SEM had no material impact on performance over the period. The Portfolio’s extended duration overlay and asset allocation detracted from performance.

During the period, the Portfolio utilized equity futures, Treasury futures, and foreign fixed income futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio Managers expected over the period.

We have maintained a risk-on tilt within the Portfolio over the period; as the strong earnings outlook and gradual increase in yields have led us to prefer equities and credit to bonds. Within equities, we favored developed markets over emerging ones due to superior COVID-19 vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. Our preference for cyclically geared regions such as Europe, United Kingdom, and Japan also remained, as we believe those regions should have more room to grow given the current stage of the economic cycle. We also continued to lean into more quality-oriented regions by diversifying our exposure into U.S. equities, given our belief that markets will focus more on earnings delivery as we move through the middle of the economic cycle.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio was overweight equities overall. The Portfolio was overweight U.S. equities, split across large caps and small caps. The Portfolio was overweight Europe, U.K., and Japan equities, and was underweight emerging markets equites. The Portfolio was underweight fixed income, primarily expressed through short positions in government bonds, and an underweight to the underlying active core bond strategy. The Portfolio was overweight investment grade corporates.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
JPMorgan Global Active Allocation Portfolio
Class B	9.64	9.27	7.61
Dow Jones Moderate Portfolio Index	9.40	9.71	8.13

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Financials	11.6
Information Technology	7.1
Industrials	6.7
Health Care	6.1
Consumer Discretionary	5.6

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	17.8
Corporate Bonds & Notes	12.4
U.S. Treasury & Government Agencies	5.0
Asset-Backed Securities	0.9
Mortgage-Backed Securities	0.7

Top Equity Holdings

% of Net Assets
Microsoft Corp.	1.0
Danaher Corp.	1.0
Amazon.com, Inc.	0.9
Stanley Black & Decker, Inc.	0.8
Novo Nordisk A/S	0.8

Top Fixed Income Issuers

% of Net Assets
Barclays Bank plc	1.5
Sika AG	1.2
STMicroelectronics NV	1.2
U.S. Treasury Notes	1.1
Palo Alto Networks, Inc.	1.1

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.96%	$1,000.00	$1,034.50	$4.92
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—41.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Airbus SE (a)	44,534	$5,687,607
General Dynamics Corp.	5,514	1,149,503
Northrop Grumman Corp.	3,029	1,172,435
Raytheon Technologies Corp.	19,329	1,663,454
Safran S.A.	45,883	5,635,291

		15,308,290

Air Freight & Logistics—0.3%
Deutsche Post AG	42,464	2,733,271
FedEx Corp.	13,689	3,540,523

		6,273,794

Airlines—0.2%
Ryanair Holdings plc (ADR) (a)	26,383	2,699,772
Southwest Airlines Co. (a)	49,081	2,102,630

		4,802,402

Automobiles—0.4%
Honda Motor Co., Ltd.	81,200	2,280,296
Rivian Automotive, Inc. - Class A (a) (b)	1,205	124,947
Stellantis NV (Milan-Traded Shares)	114,464	2,149,215
Tesla, Inc. (a) (b)	3,903	4,124,612

		8,679,070

Banks—3.8%
Bank Central Asia Tbk PT	2,217,000	1,123,494
Bank of America Corp.	128,546	5,719,011
Bank Rakyat Indonesia Persero Tbk PT	5,126,314	1,477,655
BNP Paribas S.A.	38,711	2,674,700
Capitec Bank Holdings, Ltd.	10,014	1,281,767
Citigroup, Inc.	18,404	1,111,418
Citizens Financial Group, Inc.	40,584	1,917,594
Credicorp, Ltd.	4,555	556,029
DBS Group Holdings, Ltd.	360,300	8,723,313
Erste Group Bank AG	48,659	2,287,394
First Republic Bank	1,946	401,868
Grupo Financiero Banorte S.A.B. de C.V. - Class O	128,179	833,660
HDFC Bank, Ltd. (ADR)	61,163	3,979,876
ING Groep NV	148,145	2,064,329
Itau Unibanco Holding S.A. (ADR)	163,965	614,869
KBC Group NV	84,306	7,241,010
Kotak Mahindra Bank, Ltd.	67,275	1,626,030
M&T Bank Corp.	15,506	2,381,411
Nordea Bank Abp	127,324	1,550,602
PNC Financial Services Group, Inc. (The)	9,809	1,966,901
Sberbank of Russia PJSC (ADR) (b)	63,753	1,004,110
Signature Bank	983	317,971
Societe Generale S.A.	122,851	4,218,648
SVB Financial Group (a)	441	299,104
Svenska Handelsbanken AB - A Shares	217,207	2,344,803
Truist Financial Corp.	99,239	5,810,443
U.S. Bancorp	23,570	1,323,927
UniCredit S.p.A.	429,345	6,609,249
Wells Fargo & Co.	141,434	6,786,003

		78,247,189

Beverages—1.5%
Ambev S.A. (ADR)	210,012	$588,034
Budweiser Brewing Co. APAC, Ltd. (144A)	409,100	1,073,001
Carlsberg AS - Class B	38,975	6,694,959
Coca-Cola Co. (The)	127,400	7,543,354
Constellation Brands, Inc. - Class A	13,917	3,492,750
Diageo plc	98,018	5,343,247
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	7,879	612,277
Keurig Dr Pepper, Inc.	22,227	819,287
Kweichow Moutai Co., Ltd. - Class A	6,056	1,947,713
Pernod Ricard S.A.	5,850	1,407,496

		29,522,118

Biotechnology—1.1%
AbbVie, Inc.	78,734	10,660,583
Alnylam Pharmaceuticals, Inc. (a)	2,015	341,704
Biogen, Inc. (a)	1,417	339,967
Exact Sciences Corp. (a) (b)	2,302	179,165
Exelixis, Inc. (a)	9,617	175,799
Genmab A/S (a)	4,234	1,695,288
Horizon Therapeutics plc (a)	4,535	488,692
Natera, Inc. (a)	2,425	226,471
Regeneron Pharmaceuticals, Inc. (a)	8,662	5,470,226
Vertex Pharmaceuticals, Inc. (a)	11,959	2,626,196

		22,204,091

Building Products—0.7%
Assa Abloy AB - Class B	87,935	2,671,284
Carlisle Cos., Inc.	4,043	1,003,149
Daikin Industries, Ltd.	12,100	2,744,933
Fortune Brands Home & Security, Inc.	11,782	1,259,496
Trane Technologies plc	31,473	6,358,490

		14,037,352

Capital Markets—1.1%
B3 S.A. - Brasil Bolsa Balcao	233,616	466,851
BlackRock, Inc.	440	402,846
Blackstone Group, Inc. (The)	5,025	650,185
Charles Schwab Corp. (The)	25,261	2,124,450
Deutsche Boerse AG	15,907	2,664,741
Hong Kong Exchanges & Clearing, Ltd.	66,400	3,881,032
Invesco, Ltd.	33,687	775,475
London Stock Exchange Group plc	22,923	2,145,547
Morgan Stanley	11,355	1,114,607
Northern Trust Corp.	9,785	1,170,384
S&P Global, Inc.	773	364,802
State Street Corp.	58,865	5,474,445
T. Rowe Price Group, Inc.	4,520	888,813

		22,124,178

Chemicals—0.7%
Axalta Coating Systems, Ltd. (a)	16,604	549,924
Celanese Corp.	2,714	456,115
Eastman Chemical Co.	36,031	4,356,508
Linde plc (a)	8,394	2,924,069
Shin-Etsu Chemical Co., Ltd.	13,800	2,390,090
Symrise AG	16,633	2,467,186

		13,143,892

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—0.0%
Copart, Inc. (a)	3,252	$493,068

Communications Equipment—0.1%
Arista Networks, Inc. (a)	1,986	285,487
Cisco Systems, Inc.	14,873	942,502
CommScope Holding Co., Inc. (a)	32,743	361,483

		1,589,472

Construction & Engineering—0.5%
Quanta Services, Inc.	4,898	561,605
Vinci S.A.	81,151	8,598,257

		9,159,862

Construction Materials—0.1%
Holcim, Ltd.	12,660	644,291
Martin Marietta Materials, Inc.	3,015	1,328,168

		1,972,459

Consumer Finance—0.2%
American Express Co.	7,693	1,258,575
Capital One Financial Corp.	17,616	2,555,905
Discover Financial Services	1,767	204,195

		4,018,675

Containers & Packaging—0.1%
Packaging Corp. of America	10,901	1,484,171
WestRock Co.	16,304	723,246

		2,207,417

Diversified Consumer Services—0.0%
Bright Horizons Family Solutions, Inc. (a)	2,392	301,105

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	12,793	3,825,107

Diversified Telecommunication Services—0.1%
Verizon Communications, Inc.	48,202	2,504,576

Electric Utilities—0.8%
American Electric Power Co., Inc.	10,829	963,456
Edison International	11,771	803,371
Entergy Corp.	7,211	812,319
Iberdrola S.A.	414,119	4,852,842
NextEra Energy, Inc.	62,973	5,879,159
Orsted A/S	12,236	1,571,281
PG&E Corp. (a) (b)	37,660	457,193
Xcel Energy, Inc.	24,059	1,628,794

		16,968,415

Electrical Equipment—0.6%
AMETEK, Inc.	2,983	438,620
Eaton Corp. plc	26,794	4,630,539
Generac Holdings, Inc. (a)	1,302	458,200
Nidec Corp.	21,600	2,539,099

Electrical Equipment—(Continued)
Schneider Electric SE	18,757	3,677,291
WEG S.A.	108,888	644,527

		12,388,276

Electronic Equipment, Instruments & Components—0.5%
Delta Electronics, Inc.	161,867	1,609,089
Keyence Corp.	9,000	5,656,159
Keysight Technologies, Inc. (a)	2,400	495,624
Largan Precision Co., Ltd.	6,000	534,389
SYNNEX Corp.	10,007	1,144,401
Zebra Technologies Corp. - Class A (a)	747	444,614

		9,884,276

Entertainment—0.4%
NetEase, Inc.	54,875	1,125,097
ROBLOX Corp. - Class A (a)	2,075	214,057
Roku, Inc. (a) (b)	1,456	332,259
Sea, Ltd. (ADR) (a) (b)	24,296	5,435,258
Walt Disney Co. (The) (a)	3,403	527,091

		7,633,762

Equity Real Estate Investment Trusts—0.8%
American Homes 4 Rent - Class A	19,240	839,056
Apple Hospitality REIT, Inc.	30,577	493,818
Brixmor Property Group, Inc.	48,127	1,222,907
Federal Realty Investment Trust	5,560	757,939
JBG SMITH Properties	15,357	440,899
Kimco Realty Corp.	56,988	1,404,754
Lamar Advertising Co. - Class A	2,433	295,123
Mid-America Apartment Communities, Inc.	4,349	997,835
Prologis, Inc.	20,249	3,409,122
Public Storage	2,649	992,209
Rayonier, Inc.	32,446	1,309,521
Sun Communities, Inc.	11,210	2,353,764
Welltower, Inc.	5,140	440,858
Weyerhaeuser Co.	46,655	1,921,253

		16,879,058

Food & Staples Retailing—0.2%
Bid Corp., Ltd.	48,553	993,189
President Chain Store Corp.	106,000	1,046,828
Raia Drogasil S.A.	104,366	455,131
Sysco Corp.	12,280	964,594
Wal-Mart de Mexico S.A.B. de C.V.	294,931	1,097,880

		4,557,622

Food Products—0.5%
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	42,828	706,211
Kraft Heinz Co. (The)	31,128	1,117,495
Nestle S.A.	51,753	7,234,647
Post Holdings, Inc. (a)	12,130	1,367,415

		10,425,768

Health Care Equipment & Supplies—1.2%
Boston Scientific Corp. (a)	152,040	6,458,659
Coloplast A/S - Class B	9,262	1,620,334

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Cooper Cos., Inc. (The)	882	$369,505
DexCom, Inc. (a)	868	466,073
Hoya Corp.	23,300	3,454,796
Insulet Corp. (a)	611	162,569
Intuitive Surgical, Inc. (a)	1,544	554,759
Medtronic plc	7,501	775,979
Smith & Nephew plc	81,116	1,419,806
Straumann Holding AG	1,013	2,140,515
Sysmex Corp.	13,700	1,845,800
Zimmer Biomet Holdings, Inc.	47,185	5,994,383

		25,263,178

Health Care Providers & Services—0.8%
AmerisourceBergen Corp.	10,646	1,414,747
Cigna Corp.	3,216	738,490
CVS Health Corp.	16,459	1,697,910
HCA Healthcare, Inc.	1,969	505,876
McKesson Corp.	1,659	412,378
UnitedHealth Group, Inc.	22,316	11,205,756

		15,975,157

Hotels, Restaurants & Leisure—0.9%
Airbnb, Inc. - Class A (a)	773	128,697
Booking Holdings, Inc. (a)	2,156	5,172,740
Cracker Barrel Old Country Store, Inc.	2,057	264,612
DraftKings, Inc. - Class A (a) (b)	6,128	168,336
Huazhu Group, Ltd. (ADR) (a) (b)	10,765	401,965
Las Vegas Sands Corp. (a)	14,868	559,632
McDonald’s Corp.	34,649	9,288,357
Royal Caribbean Cruises, Ltd. (a)	4,700	361,430
Sands China, Ltd. (a)	176,400	410,913
Yum China Holdings, Inc.	18,297	911,923

		17,668,605

Household Durables—0.5%
Garmin, Ltd.	2,259	307,608
Midea Group Co., Ltd. - Class A	102,600	1,186,336
Mohawk Industries, Inc. (a)	6,613	1,204,756
Newell Brands, Inc.	43,788	956,330
Persimmon plc	42,325	1,632,465
Sony Group Corp.	33,000	4,171,507
Taylor Wimpey plc	631,507	1,495,777

		10,954,779

Household Products—0.5%
Energizer Holdings, Inc. (b)	19,818	794,702
Procter & Gamble Co. (The)	50,653	8,285,818
Unilever Indonesia Tbk PT	516,800	148,989

		9,229,509

Industrial Conglomerates—0.1%
Bidvest Group, Ltd. (The)	29,220	347,452
Honeywell International, Inc.	5,877	1,225,413
Jardine Matheson Holdings, Ltd.	10,500	578,035

		2,150,900

Insurance—2.3%
AIA Group, Ltd.	642,800	6,480,337
Alleghany Corp. (a)	1,215	811,122
Allianz SE	36,208	8,560,273
American International Group, Inc.	10,666	606,469
AXA S.A.	91,196	2,717,830
Chubb, Ltd.	6,136	1,186,150
CNA Financial Corp.	10,460	461,077
Fairfax Financial Holdings, Ltd.	1,994	981,307
Hartford Financial Services Group, Inc. (The)	19,889	1,373,136
HDFC Life Insurance Co., Ltd.	118,591	1,039,269
Legal & General Group plc	422,802	1,701,965
Loews Corp.	44,376	2,563,158
Marsh & McLennan Cos., Inc.	4,062	706,057
Muenchener Rueckversicherungs-Gesellschaft AG	6,372	1,890,352
Ping An Insurance Group Co. of China, Ltd. - Class H	284,000	2,047,037
Progressive Corp. (The) (b)	64,482	6,619,077
Prudential plc	137,853	2,377,145
Travelers Cos., Inc. (The)	16,127	2,522,747
Zurich Insurance Group AG	4,569	2,002,265

		46,646,773

Interactive Media & Services—1.2%
Alphabet, Inc. - Class C (a)	5,421	15,686,151
Bumble, Inc. - Class A (a)	5,603	189,718
IAC/InterActiveCorp. (a)	4,737	619,173
Match Group, Inc. (a)	1,999	264,368
Meta Platforms, Inc. - Class A (a)	3,320	1,116,682
NAVER Corp.	5,331	1,692,424
Snap, Inc. - Class A (a) (b)	5,760	270,893
Tencent Holdings, Ltd.	93,000	5,455,680

		25,295,089

Internet & Direct Marketing Retail—1.5%
Alibaba Group Holding, Ltd. (a)	104,000	1,557,083
Allegro.eu S.A. (a)	30,422	292,138
Amazon.com, Inc. (a)	5,782	19,279,154
Delivery Hero SE (a)	20,855	2,328,402
JD.com, Inc. - Class A (a)	51,700	1,823,533
MercadoLibre, Inc. (a)	2,615	3,526,066
Zalando SE (a)	23,149	1,877,195

		30,683,571

IT Services—1.5%
Adyen NV (a)	798	2,087,746
Capgemini SE	23,099	5,641,936
EPAM Systems, Inc. (a)	3,503	2,341,580
FleetCor Technologies, Inc. (a)	3,484	779,859
Global Payments, Inc.	2,490	336,598
Infosys, Ltd. (ADR)	177,216	4,485,337
International Business Machines Corp.	6,705	896,190
Kyndryl Holdings, Inc. (a) (b)	23,816	431,070
MasterCard, Inc. - Class A	25,322	9,098,701
MongoDB, Inc. (a) (b)	715	378,485
PayPal Holdings, Inc. (a)	2,659	501,434
Tata Consultancy Services, Ltd.	77,565	3,903,030

		30,881,966

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.4%
Lonza Group AG	3,937	$3,279,692
Mettler-Toledo International, Inc. (a)	225	381,872
Thermo Fisher Scientific, Inc.	5,650	3,769,906
Wuxi Biologics Cayman, Inc. (a)	125,500	1,491,743

		8,923,213

Machinery—1.7%
Atlas Copco AB - A Shares	40,876	2,829,581
Deere & Co.	1,738	595,943
Dover Corp.	9,927	1,802,743
FANUC Corp.	8,900	1,886,674
Ingersoll Rand, Inc.	78,057	4,829,387
ITT, Inc.	9,256	945,871
Kone Oyj - Class B	33,533	2,384,556
Kubota Corp. (b)	83,500	1,853,833
Makita Corp.	40,500	1,719,466
SMC Corp.	4,200	2,833,430
Stanley Black & Decker, Inc.	16,546	3,120,907
Techtronic Industries Co., Ltd.	99,500	1,980,615
Timken Co. (The)	7,942	550,301
Volvo AB - B Shares	336,855	7,766,412

		35,099,719

Media—0.6%
Charter Communications, Inc. - Class A (a) (b)	6,692	4,362,983
Comcast Corp. - Class A	81,444	4,099,077
DISH Network Corp. - Class A (a)	22,448	728,213
Liberty Broadband Corp. - Class C (a) (b)	7,980	1,285,578
Liberty Media Corp. - Class C (a)	22,097	1,123,632
Nexstar Media Group, Inc. - Class A (b)	5,263	794,608

		12,394,091

Metals & Mining—0.6%
Anglo American plc	67,945	2,781,185
BHP Group, Ltd.	106,508	3,223,462
Freeport-McMoRan, Inc.	9,214	384,500
Rio Tinto plc	73,546	4,848,976

		11,238,123

Multi-Utilities—0.3%
CenterPoint Energy, Inc.	48,973	1,366,836
RWE AG	121,837	4,950,153

		6,316,989

Multiline Retail—0.1%
Dollar General Corp.	3,731	879,882
Kohl’s Corp.	17,257	852,323
Lojas Renner S.A.	106,362	465,674

		2,197,879

Oil, Gas & Consumable Fuels—1.2%
BP plc	504,333	2,243,635
Chevron Corp.	42,667	5,006,973
ConocoPhillips	73,138	5,279,101
Coterra Energy, Inc.	49,560	941,640
Diamondback Energy, Inc.	4,053	437,116

Oil, Gas & Consumable Fuels—(Continued)
EOG Resources, Inc.	4,881	433,579
Kinder Morgan, Inc.	64,364	1,020,813
Marathon Petroleum Corp.	13,961	893,364
Phillips 66	12,349	894,809
TC Energy Corp.	23,338	1,085,398
TotalEnergies SE	106,424	5,405,356
Williams Cos., Inc. (The)	36,930	961,657

		24,603,441

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	1,241	459,418
L’Oreal S.A.	7,400	3,507,906
LG Household & Health Care, Ltd.	697	643,014

		4,610,338

Pharmaceuticals—1.6%
Bristol-Myers Squibb Co.	125,507	7,825,361
Catalent, Inc. (a)	3,084	394,845
GlaxoSmithKline plc	135,808	2,953,024
Jazz Pharmaceuticals plc (a)	2,182	277,987
Johnson & Johnson	11,109	1,900,417
Kyowa Kirin Co., Ltd.	66,000	1,798,989
Merck & Co., Inc.	10,188	780,808
Novo Nordisk A/S - Class B	140,829	15,743,944
Organon & Co. (b)	16,710	508,820
Royalty Pharma plc - Class A (b)	4,651	185,342
Viatris, Inc.	45,027	609,215

		32,978,752

Professional Services—0.5%
Equifax, Inc.	1,625	475,784
IHS Markit, Ltd.	2,799	372,043
Intertek Group plc	25,300	1,923,900
Leidos Holdings, Inc.	10,560	938,784
Recruit Holdings Co., Ltd.	42,700	2,588,426
RELX plc	96,824	3,132,643

		9,431,580

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (a)	7,668	832,055

Road & Rail—0.5%
Lyft, Inc. - Class A (a) (b)	138,654	5,924,685
Norfolk Southern Corp.	14,242	4,239,986
Old Dominion Freight Line, Inc.	1,239	444,033

		10,608,704

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (a)	18,425	2,651,358
Analog Devices, Inc.	49,955	8,780,590
ASML Holding NV	9,279	7,398,821
Entegris, Inc.	3,707	513,716
Lam Research Corp.	1,086	780,997
NVIDIA Corp.	4,891	1,438,492
NXP Semiconductors NV	54,285	12,365,037
QUALCOMM, Inc.	4,971	909,047
SolarEdge Technologies, Inc. (a)	1,873	525,508

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	89,630	$10,783,385
Teradyne, Inc.	2,109	344,885
Texas Instruments, Inc.	25,920	4,885,142
Tokyo Electron, Ltd.	5,400	3,091,258
Wolfspeed, Inc. (a) (b)	2,455	274,395

		54,742,631

Software—1.3%
Ceridian HCM Holding, Inc. (a) (b)	13,036	1,361,741
Confluent, Inc. - Class A (a) (b)	3,524	268,670
Crowdstrike Holdings, Inc. - Class A (a) (b)	1,118	228,910
HubSpot, Inc. (a)	687	452,836
Intuit, Inc.	545	350,555
Microsoft Corp.	60,108	20,215,523
Palo Alto Networks, Inc. (a)	852	474,359
ServiceNow, Inc. (a)	656	425,816
Synopsys, Inc. (a)	1,256	462,836
Workday, Inc. - Class A (a)	10,503	2,869,210
Zscaler, Inc. (a)	983	315,867

		27,426,323

Specialty Retail—0.8%
AutoZone, Inc. (a)	1,035	2,169,764
Best Buy Co., Inc.	9,645	979,932
Burlington Stores, Inc. (a)	1,046	304,919
CarMax, Inc. (a)	1,956	254,730
Dick’s Sporting Goods, Inc. (b)	5,210	599,098
Gap, Inc. (The)	47,312	835,057
Home Depot, Inc. (The)	2,551	1,058,690
Industria de Diseno Textil S.A	88,200	2,858,422
Lowe’s Cos., Inc.	4,976	1,286,196
Murphy USA, Inc.	6,457	1,286,493
National Vision Holdings, Inc. (a)	3,984	191,192
O’Reilly Automotive, Inc. (a)	6,540	4,618,744

		16,443,237

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	79,919	14,191,217
Samsung Electronics Co., Ltd. (GDR) (144A)	2,786	4,594,114
Seagate Technology Holdings plc	20,445	2,309,876

		21,095,207

Textiles, Apparel & Luxury Goods—1.1%
Adidas AG	28,214	8,136,946
Columbia Sportswear Co.	6,592	642,324
Kering S.A.	3,767	3,022,616
LVMH Moet Hennessy Louis Vuitton SE	10,909	9,002,111
NIKE, Inc. - Class B	3,711	618,512
Ralph Lauren Corp.	7,045	837,369

		22,259,878

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp., Ltd.	108,484	3,758,673

Tobacco—0.1%
ITC, Ltd.	286,011	$838,312
Philip Morris International, Inc.	9,544	906,680

		1,744,992

Trading Companies & Distributors—0.2%
Ferguson plc	21,262	3,776,999

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)	33,731	3,912,121

Total Common Stocks (Cost $710,592,440)		848,295,766

Convertible Bonds—17.8%

Aerospace/Defense—1.0%
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	5,700,000	9,250,408
Safran S.A. 0.875%, 05/15/27 (EUR)	6,940,819	10,750,322

		20,000,730

Airlines — 1.0%
Southwest Airlines Co. 1.250%, 05/01/25 (b)	15,387,000	20,510,871

Apparel—1.5%
adidas AG 0.050%, 09/12/23 (EUR)	11,800,000	15,248,617
Kering S.A.
Zero Coupon, 09/30/22 (EUR)	11,800,000	16,100,740

		31,349,357

Banks—1.6%
Barclays Bank plc
Zero Coupon, 02/04/25	9,793,000	16,663,181
Zero Coupon, 02/18/25 (b)	9,000,000	10,233,180
BofA Finance LLC 0.250%, 05/01/23	4,566,000	4,979,223

		31,875,584

Beverages—0.7%
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	5,725,000	14,003,223

Biotechnology—0.3%
Illumina, Inc.
Zero Coupon, 08/15/23 (b)	4,797,000	5,471,578

Building Materials—1.2%
Sika AG
0.150%, 06/05/25 (CHF)	11,540,000	25,429,294

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—1.4%
Amadeus IT Group S.A. 1.500%, 04/09/25 (EUR)	12,500,000	$19,123,447
Edenred
Zero Coupon, 09/06/24 (EUR)	5,775,000	4,033,639
Euronet Worldwide, Inc. 0.750%, 03/15/49 (b)	5,641,000	6,092,280

		29,249,366

Computers—0.3%
Atos SE
Zero Coupon, 11/06/24 (EUR)	4,600,000	5,586,989

Diversified Financial Services—0.2%
SBI Holdings, Inc.
Zero Coupon, 09/13/23 (JPY)	540,000,000	5,013,649

Electric—0.3%
Iberdrola International B.V.
Zero Coupon, 11/11/22 (EUR)	5,100,000	7,309,122

Electrical Components & Equipment—0.4%
Schneider Electric SE
Zero Coupon, 06/15/26 (EUR)	3,129,400	7,990,550

Engineering & Construction—0.9%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	8,900,000	17,700,873

Food—0.1%
Mondelez International Holdings Netherlands B.V.
Zero Coupon, 09/20/24 (EUR)	1,800,000	2,156,621

Healthcare-Services—0.4%
Anthem, Inc. 2.750%, 10/15/42	1,232,000	8,095,472

Home Furnishings—1.1%
Sony Group Corp.
Zero Coupon, 09/30/22 (JPY)	878,000,000	22,234,321

Internet—1.8%
Booking Holdings, Inc. 0.750%, 05/01/25 (b)	9,626,000	14,135,781
Palo Alto Networks, Inc. 0.750%, 07/01/23	10,820,000	22,681,966

		36,817,747

Investment Companies—0.3%
Ares Capital Corp. 4.625%, 03/01/24	5,338,000	6,105,604

Mining—0.2%
Glencore Funding LLC
Zero Coupon, 03/27/25	3,200,000	3,306,851

Oil & Gas—0.5%
Pioneer Natural Resources Co. 0.250%, 05/15/25 (b)	5,305,000	$9,452,847

Real Estate—0.4%
LEG Immobilien AG 0.875%, 09/01/25 (EUR)	6,100,000	8,390,732

Retail—0.7%
Zalando SE 0.050%, 08/06/25 (EUR)	11,800,000	14,606,274

Semiconductors—1.2%
STMicroelectronics NV
Zero Coupon, 08/04/25	18,200,000	23,807,249

Software—0.3%
Akamai Technologies, Inc. 0.375%, 09/01/27 (b)	6,065,000	7,092,411

Total Convertible Bonds (Cost $298,269,381)		363,557,315

Corporate Bonds & Notes—12.4%

Aerospace/Defense—0.3%
BAE Systems plc 1.900%, 02/15/31 (144A)	200,000	189,764
3.400%, 04/15/30 (144A)	595,000	635,078
Boeing Co. (The) 1.167%, 02/04/23	80,000	80,008
1.433%, 02/04/24	155,000	154,763
1.950%, 02/01/24	145,000	146,645
2.196%, 02/04/26	655,000	654,844
2.750%, 02/01/26	145,000	149,144
3.100%, 05/01/26 (b)	80,000	83,358
3.200%, 03/01/29	355,000	365,360
3.250%, 03/01/28	100,000	103,501
3.250%, 02/01/35	468,000	471,578
3.600%, 05/01/34	175,000	183,332
3.625%, 02/01/31	240,000	255,932
3.750%, 02/01/50	115,000	119,524
3.950%, 08/01/59 (b)	250,000	259,677
4.875%, 05/01/25	100,000	109,407
5.150%, 05/01/30	150,000	174,765
5.705%, 05/01/40	150,000	192,661
L3Harris Technologies, Inc. 1.800%, 01/15/31	100,000	95,443
4.854%, 04/27/35	50,000	60,961
Raytheon Technologies Corp. 1.900%, 09/01/31	430,000	414,889
2.375%, 03/15/32	425,000	424,539
3.030%, 03/15/52	130,000	130,625
3.750%, 11/01/46	131,000	145,936
4.125%, 11/16/28	585,000	654,347
4.150%, 05/15/45	113,000	131,690
4.350%, 04/15/47	140,000	170,111

		6,557,882

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.2%
Altria Group, Inc. 2.450%, 02/04/32 (b)	460,000	$436,731
3.400%, 02/04/41	280,000	258,282
3.875%, 09/16/46	327,000	316,291
BAT Capital Corp. 2.259%, 03/25/28	95,000	92,571
3.215%, 09/06/26	45,000	46,829
3.222%, 08/15/24	200,000	207,869
3.734%, 09/25/40	65,000	62,435
3.984%, 09/25/50	95,000	91,318
4.390%, 08/15/37	1,029,000	1,084,204
4.700%, 04/02/27	430,000	473,021
4.906%, 04/02/30	145,000	162,758
BAT International Finance plc 1.668%, 03/25/26 (b)	70,000	68,716
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31	160,000	162,381
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	1,021,000	1,054,998
Philip Morris International, Inc. 3.875%, 08/21/42	334,000	359,228

		4,877,632

Airlines—0.3%
Air Canada 2020-2 Class B Pass Through Trust 9.000%, 10/01/25 (144A)	24,681	27,395
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	272,541	276,901
3.550%, 01/15/30 (144A)	592,480	577,772
3.750%, 12/15/27 (144A)	440,870	457,499
American Airlines Pass-Through Trust 2.875%, 07/11/34	90,000	89,143
3.200%, 06/15/28	305,800	307,360
3.600%, 09/22/27	147,896	152,468
3.700%, 10/01/26	375,219	380,664
British Airways Pass-Through Trust 3.300%, 12/15/32 (144A)	310,527	319,703
4.125%, 09/20/31 (144A)	479,025	485,109
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	506,806	525,310
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	367,000	379,444
3.625%, 07/30/27	96,086	100,966
JetBlue Pass Through Trust 8.000%, 11/15/27	212,419	244,042
United Airlines Pass-Through Trust 2.700%, 05/01/32	196,471	194,756
3.450%, 12/01/27	367,030	384,665
3.700%, 03/01/30	60,108	60,794
4.150%, 04/11/24	337,352	349,720
4.150%, 08/25/31	184,378	201,443
4.300%, 08/15/25	39,178	40,953

		5,556,107

Auto Manufacturers—0.2%
General Motors Co.
5.000%, 04/01/35	194,000	$228,953
5.150%, 04/01/38	150,000	180,786
6.125%, 10/01/25	670,000	769,648
General Motors Financial Co., Inc. 1.250%, 01/08/26	209,000	204,494
2.350%, 01/08/31	140,000	136,278
2.700%, 06/10/31	85,000	84,697
2.750%, 06/20/25	58,000	59,849
4.350%, 01/17/27	51,000	56,182
5.250%, 03/01/26	40,000	44,856
Hyundai Capital America 1.150%, 11/10/22 (144A)	181,000	181,456
1.300%, 01/08/26 (144A)	50,000	48,570
1.500%, 06/15/26 (144A)	35,000	34,022
1.800%, 10/15/25 (144A)	70,000	69,621
1.800%, 01/10/28 (144A)	100,000	96,638
2.100%, 09/15/28 (144A)	455,000	442,038
2.375%, 10/15/27 (144A)	295,000	293,344
2.850%, 11/01/22 (144A)	130,000	132,244
Nissan Motor Acceptance Co. LLC 1.850%, 09/16/26 (144A) (b)	185,000	180,499
Nissan Motor Co., Ltd. 3.522%, 09/17/25 (144A) (b)	220,000	230,599
4.345%, 09/17/27 (144A)	445,000	480,399
Stellantis Finance US, Inc. 1.711%, 01/29/27 (144A)	200,000	196,584

		4,151,757

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	175,000	172,345
3.550%, 01/15/52	380,000	375,953

		548,298

Banks—3.3%
ABN AMRO Bank NV 1.542%, 1Y H15 + 0.800%, 06/16/27 (144A) (c)	200,000	196,043
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (c)	400,000	399,998
3.324%, 5Y H15 + 1.900%, 03/13/37 (144A) (c)	400,000	399,663
AIB Group plc 4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (c)	315,000	331,701
4.750%, 10/12/23 (144A)	250,000	264,409
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A) (b)	295,000	322,913
Banco Bilbao Vizcaya Argentaria S.A. 1.125%, 09/18/25	400,000	391,779
Banco Santander S.A.
1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	196,361
2.706%, 06/27/24	600,000	621,227
2.746%, 05/28/25	200,000	206,718
3.306%, 06/27/29	200,000	211,381
3.490%, 05/28/30	200,000	211,129

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
1.197%, SOFR + 1.010%, 10/24/26 (c)	310,000	$303,813
1.898%, SOFR + 1.530%, 07/23/31 (c)	330,000	315,835
1.922%, SOFR + 1.370%, 10/24/31 (c)	420,000	402,132
2.299%, SOFR + 1.220%, 07/21/32 (c)	450,000	442,443
2.496%, 3M LIBOR + 0.990%, 02/13/31 (c)	260,000	260,663
2.572%, SOFR + 1.210%, 10/20/32 (c)	800,000	803,843
2.651%, SOFR + 1.220%, 03/11/32 (c)	640,000	648,223
2.676%, SOFR + 1.930%, 06/19/41 (c)	755,000	726,739
2.687%, SOFR + 1.320%, 04/22/32 (c)	1,085,000	1,101,086
2.884%, 3M LIBOR + 1.190%, 10/22/30 (c)	355,000	366,554
3.093%, 3M LIBOR + 1.090%, 10/01/25 (c)	200,000	208,097
3.248%, 10/21/27	365,000	388,507
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	1,892,000	2,053,259
3.824%, 3M LIBOR + 1.575%, 01/20/28 (c)	300,000	324,863
4.244%, 3M LIBOR + 1.814%, 04/24/38 (c)	270,000	316,801
4.450%, 03/03/26	167,000	183,860
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	495,000	486,123
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (c)	100,000	107,259
Bank of Nova Scotia (The) 3.625%, 5Y H15 + 2.613%, 10/27/81 (c)	300,000	289,812
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (c)	200,000	198,541
2.894%, 1Y H15 + 1.300%, 11/24/32 (c)	200,000	201,417
3.330%, 1Y H15 + 1.300%, 11/24/42 (c)	200,000	203,524
3.932%, 3M LIBOR + 1.610%, 05/07/25 (c)	670,000	704,608
BNP Paribas S.A.
2.159%, SOFR + 1.218%, 09/15/29 (144A) (c)	440,000	431,347
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	340,000	343,163
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (c)	200,000	191,603
2.871%, SOFR + 1.387%, 04/19/32 (144A) (c)	220,000	223,062
3.052%, SOFR + 1.507%, 01/13/31 (144A) (c)	270,000	277,747
BPCE S.A.
2.375%, 01/14/25 (144A)	400,000	406,947
2.700%, 10/01/29 (144A)	685,000	699,254
3.116%, SOFR + 1.730%, 10/19/32 (144A) (c)	250,000	250,799
Citigroup, Inc.
1.462%, SOFR + 0.770%, 06/09/27 (c)	590,000	579,935
2.520%, SOFR + 1.177%, 11/03/32 (c)	415,000	414,508
2.561%, SOFR + 1.167%, 05/01/32 (c)	240,000	241,245
2.572%, SOFR + 2.107%, 06/03/31 (b) (c)	775,000	781,703
3.106%, SOFR + 2.842%, 04/08/26 (c)	310,000	324,981
3.520%, 3M LIBOR + 1.151%, 10/27/28 (b) (c)	322,000	345,403
3.668%, 3M LIBOR + 1.390%, 07/24/28 (c)	345,000	372,097
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	1,470,000	1,593,729
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	100,000	110,389
4.300%, 11/20/26	308,000	340,794
4.400%, 06/10/25	120,000	130,683
5.300%, 05/06/44	100,000	130,483
6.250%, 3M LIBOR + 4.517%, 08/15/26 (c)	330,000	372,174
Cooperative Rabobank UA 3.750%, 07/21/26	955,000	1,028,465
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (b) (c)	535,000	520,587
1.907%, SOFR + 1.676%, 06/16/26 (144A) (c)	325,000	325,624
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (c)	330,000	390,802

Banks—(Continued)
Credit Suisse Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	250,000	241,540
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	570,000	580,004
4.194%, SOFR + 3.730%, 04/01/31 (144A) (c)	345,000	380,479
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (c)	1,985,000	2,065,335
4.282%, 01/09/28 (144A)	730,000	792,419
Danske Bank A/S 1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (c)	275,000	274,936
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	245,000	241,372
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (c)	210,000	218,185
5.000%, 1Y H15 + 1.730%, 01/12/23 (144A) (c)	925,000	925,796
Deutsche Bank AG 1.686%, 03/19/26	390,000	388,079
2.129%, SOFR + 1.870%, 11/24/26 (c)	150,000	149,754
2.222%, SOFR + 2.159%, 09/18/24 (c)	365,000	369,695
2.311%, SOFR + 1.219%, 11/16/27 (c)	405,000	404,820
3.035%, SOFR + 1.718%, 05/28/32 (c)	280,000	282,138
Goldman Sachs Group, Inc. (The) 1.431%, SOFR + 0.798%, 03/09/27 (c)	1,010,000	989,421
1.542%, SOFR + 0.818%, 09/10/27 (c)	1,115,000	1,092,408
1.948%, SOFR + 0.913%, 10/21/27 (c)	85,000	84,626
2.383%, SOFR + 1.248%, 07/21/32 (c)	560,000	551,374
2.615%, SOFR + 1.281%, 04/22/32 (c)	170,000	171,221
2.650%, SOFR + 1.264%, 10/21/32 (c)	400,000	402,503
3.272%, 3M LIBOR + 1.201%, 09/29/25 (c)	350,000	367,235
3.500%, 11/16/26	1,489,000	1,586,826
3.650%, 5Y H15 + 2.915%, 08/10/26 (c)	260,000	257,400
3.814%, 3M LIBOR + 1.158%, 04/23/29 (c)	350,000	380,714
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	545,000	623,332
4.125%, 5Y H15 + 2.949%, 11/10/26 (c)	265,000	269,356
4.411%, 3M LIBOR + 1.430%, 04/23/39 (c)	140,000	167,237
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (c)	255,000	251,917
1.645%, SOFR + 1.538%, 04/18/26 (c)	1,130,000	1,120,633
2.013%, SOFR + 1.732%, 09/22/28 (c)	975,000	954,423
2.206%, SOFR + 1.285%, 08/17/29 (c)	400,000	392,248
2.251%, SOFR + 1.100%, 11/22/27 (c)	350,000	350,729
2.357%, SOFR + 1.947%, 08/18/31 (c)	440,000	429,877
2.633%, SOFR + 1.402%, 11/07/25 (c)	945,000	969,274
2.804%, SOFR + 1.187%, 05/24/32 (c)	200,000	200,620
2.871%, SOFR + 1.410%, 11/22/32 (c)	310,000	312,572
4.292%, 3M LIBOR + 1.348%, 09/12/26 (c)	250,000	269,902
6.500%, 09/15/37	100,000	138,355
Lloyds Banking Group plc 1.627%, 1Y H15 + 0.850%, 05/11/27 (c)	440,000	433,160
4.375%, 03/22/28	283,000	317,481
Macquarie Group, Ltd. 1.340%, SOFR + 1.069%, 01/12/27 (144A) (c)	60,000	58,376
2.691%, SOFR + 1.440%, 06/23/32 (144A) (c)	265,000	264,296
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (c)	526,000	565,034
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (b) (c)	200,000	197,387
3.751%, 07/18/39	250,000	283,411
Mizuho Financial Group, Inc. 1.234%, 1Y H15 + 0.670%, 05/22/27 (c)	200,000	193,907
2.564%, 09/13/31	330,000	321,633
2.869%, SOFR + 1.572%, 09/13/30 (c)	200,000	206,363

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley 1.512%, SOFR + 0.858%, 07/20/27 (c)	270,000	$265,745
1.593%, SOFR + 0.879%, 05/04/27 (c)	810,000	802,015
1.794%, SOFR + 1.034%, 02/13/32 (c)	802,000	759,129
2.239%, SOFR + 1.178%, 07/21/32 (c)	690,000	674,871
2.511%, SOFR + 1.200%, 10/20/32 (c)	180,000	179,809
2.720%, SOFR + 1.152%, 07/22/25 (c)	1,200,000	1,236,595
2.802%, SOFR + 1.430%, 01/25/52 (c)	105,000	103,026
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	400,000	431,237
3.622%, SOFR + 3.120%, 04/01/31 (c)	228,000	248,450
3.971%, 3M LIBOR + 1.455%, 07/22/38 (c)	382,000	435,353
4.300%, 01/27/45	70,000	86,074
National Australia Bank, Ltd. 2.990%, 05/21/31 (144A)	265,000	265,769
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (c)	390,000	413,534
NatWest Group plc 1.642%, 1Y H15 + 0.900%, 06/14/27 (c)	227,000	223,887
3.754%, 5Y H15 + 2.100%, 11/01/29 (c)	200,000	208,541
4.269%, 3M LIBOR + 1.762%, 03/22/25 (c)	1,666,000	1,763,041
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	200,000	228,746
NatWest Markets plc 1.600%, 09/29/26 (144A)	300,000	295,087
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	100,000	105,284
Santander UK Group Holdings plc 1.089%, SOFR + 0.787%, 03/15/25 (c)	700,000	693,594
1.673%, SOFR + 0.989%, 06/14/27 (c)	600,000	587,440
2.896%, SOFR + 1.475%, 03/15/32 (c)	260,000	262,563
Societe Generale S.A. 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (c)	465,000	452,884
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	370,000	362,080
2.625%, 10/16/24 (144A)	665,000	683,093
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (c)	340,000	339,156
3.000%, 01/22/30 (144A)	279,000	288,031
3.875%, 03/28/24 (144A)	375,000	394,538
4.250%, 04/14/25 (144A)	350,000	372,453
Standard Chartered plc 1.319%, 1Y H15 + 1.170%, 10/14/23 (144A) (c)	240,000	240,196
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (c)	200,000	193,707
2.678%, 1Y H15 + 1.200%, 06/29/32 (144A) (c)	520,000	510,293
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (c)	250,000	250,358
SVB Financial Group 4.000%, 5Y H15 + 3.202%, 05/15/26 (c)	230,000	231,150
UBS Group AG 1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	310,000	303,002
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (c)	200,000	195,106
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (c)	295,000	308,343
4.125%, 09/24/25 (144A)	200,000	215,930
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	400,000	389,710
3.127%, 1Y H15 + 1.550%, 06/03/32 (144A) (c)	200,000	197,691
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (c)	150,000	152,449
2.406%, SOFR + 1.087%, 10/30/25 (c)	830,000	850,725
3.068%, SOFR + 2.530%, 04/30/41 (c)	460,000	471,741

Banks—(Continued)
Wells Fargo & Co.
3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	1,100,000	1,159,629
3.584%, 3M LIBOR + 1.310%, 05/22/28 (c)	323,000	347,233
4.400%, 06/14/46	345,000	408,877
Westpac Banking Corp. 3.020%, 5Y H15 + 1.530%, 11/18/36 (c)	230,000	227,264
3.133%, 11/18/41	93,000	92,172
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	100,000	108,146
4.421%, 07/24/39	90,000	105,222

		68,229,620

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	970,000	1,170,606
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	423,000	503,603
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	967,000	1,132,411
4.439%, 10/06/48	120,000	143,426
4.500%, 06/01/50	325,000	400,666
4.600%, 04/15/48	80,000	97,827
4.600%, 06/01/60	70,000	86,637
Coca-Cola Co. (The) 2.250%, 01/05/32	205,000	208,344
2.600%, 06/01/50	225,000	219,687
3.000%, 03/05/51	200,000	211,662
Constellation Brands, Inc. 3.150%, 08/01/29	270,000	284,771
5.250%, 11/15/48	25,000	32,765
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	236,000	246,762
Keurig Dr Pepper, Inc. 3.430%, 06/15/27	75,000	80,220
4.597%, 05/25/28	340,000	386,672
Pernod Ricard International Finance LLC 1.625%, 04/01/31 (144A)	360,000	337,000

		5,543,059

Biotechnology—0.2%
Amgen, Inc. 2.000%, 01/15/32 (b)	250,000	242,078
3.150%, 02/21/40	345,000	353,802
Biogen, Inc. 2.250%, 05/01/30	389,000	383,005
3.150%, 05/01/50	398,000	382,543
Gilead Sciences, Inc. 2.600%, 10/01/40	460,000	443,146
2.800%, 10/01/50	45,000	43,625
4.000%, 09/01/36	240,000	276,045
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	768,000	726,261
Royalty Pharma plc
1.200%, 09/02/25	54,000	52,861
1.750%, 09/02/27	74,000	72,703

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Royalty Pharma plc
2.150%, 09/02/31	252,000	$238,054
3.350%, 09/02/51	210,000	200,873
3.550%, 09/02/50	110,000	109,062

		3,524,058

Building Materials—0.0%
Lennox International, Inc. 1.700%, 08/01/27	160,000	157,211
Martin Marietta Materials, Inc. 3.450%, 06/01/27	100,000	106,603
Masco Corp. 2.000%, 10/01/30	50,000	47,999
6.500%, 08/15/32	150,000	198,354

		510,167

Chemicals—0.1%
Celanese U.S. Holdings LLC 3.500%, 05/08/24	139,000	145,181
CF Industries, Inc. 4.950%, 06/01/43	272,000	328,343
5.150%, 03/15/34	175,000	211,398
DuPont de Nemours, Inc. 5.319%, 11/15/38	60,000	77,312
Eastman Chemical Co. 4.500%, 12/01/28	150,000	170,503
International Flavors & Fragrances, Inc. 3.468%, 12/01/50 (144A)	55,000	57,619
LYB International Finance III LLC 3.625%, 04/01/51 (b)	225,000	238,106
Nutrien, Ltd. 4.200%, 04/01/29	50,000	56,402
5.000%, 04/01/49	75,000	100,422

		1,385,286

Commercial Services—0.2%
Ford Foundation (The) 2.815%, 06/01/70	55,000	56,700
Global Payments, Inc. 2.150%, 01/15/27 (b)	675,000	677,685
2.650%, 02/15/25	440,000	452,178
2.900%, 05/15/30	320,000	325,809
2.900%, 11/15/31 (b)	190,000	192,714
3.200%, 08/15/29	364,000	379,128
4.150%, 08/15/49 (b)	125,000	142,583
IHS Markit, Ltd. 4.250%, 05/01/29 (b)	354,000	402,675
4.750%, 08/01/28	235,000	272,306
Moody’s Corp. 2.550%, 08/18/60	130,000	114,018
Pepperdine University 3.301%, 12/01/59	180,000	190,957
Quanta Services, Inc. 2.350%, 01/15/32	115,000	111,656
2.900%, 10/01/30	180,000	183,049

Commercial Services—(Continued)
S&P Global, Inc. 2.300%, 08/15/60	190,000	164,269
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	360,000	354,866
Trustees of Boston University 3.173%, 10/01/50	210,000	220,781
University of Chicago (The) 2.761%, 04/01/45	100,000	101,250
University of Southern California 3.226%, 10/01/2120	100,000	101,690

		4,444,314

Computers—0.2%
Apple, Inc. 2.375%, 02/08/41	175,000	169,827
2.650%, 05/11/50	340,000	334,265
2.700%, 08/05/51	440,000	435,254
2.800%, 02/08/61	35,000	34,753
2.850%, 08/05/61	205,000	205,404
3.450%, 02/09/45	716,000	798,974
CGI, Inc. 2.300%, 09/14/31 (144A)	156,000	150,229
Dell International LLC / EMC Corp. 4.900%, 10/01/26	110,000	123,896
5.300%, 10/01/29	518,000	607,196
5.450%, 06/15/23	17,000	17,933
6.020%, 06/15/26	414,000	478,522
Leidos, Inc. 2.300%, 02/15/31	210,000	202,184
2.950%, 05/15/23	150,000	153,585

		3,712,022

Diversified Financial Services—0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26	151,000	148,103
2.450%, 10/29/26	220,000	221,804
3.000%, 10/29/28	560,000	567,916
3.300%, 01/30/32	150,000	152,816
3.650%, 07/21/27 (b)	400,000	421,528
4.450%, 04/03/26	150,000	162,933
4.500%, 09/15/23	245,000	256,986
4.875%, 01/16/24	150,000	159,519
Air Lease Corp. 2.875%, 01/15/26	116,000	119,647
3.000%, 09/15/23	60,000	61,577
3.250%, 10/01/29	150,000	153,221
3.375%, 07/01/25	401,000	418,411
3.625%, 12/01/27	119,000	125,280
Aviation Capital Group LLC 1.950%, 01/30/26 (144A)	130,000	126,799
1.950%, 09/20/26 (144A)	430,000	417,652
3.875%, 05/01/23 (144A)	100,000	102,937
4.125%, 08/01/25 (144A)	80,000	84,348
5.500%, 12/15/24 (144A)	110,000	120,350

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Avolon Holdings Funding, Ltd. 2.125%, 02/21/26 (144A)	70,000	$68,703
2.528%, 11/18/27 (144A)	623,000	605,189
2.875%, 02/15/25 (144A)	164,000	167,528
3.625%, 05/01/22 (144A)	95,000	95,613
4.250%, 04/15/26 (144A)	465,000	492,758
4.375%, 05/01/26 (144A)	495,000	530,174
5.250%, 05/15/24 (144A)	100,000	107,279
5.500%, 01/15/26 (144A)	185,000	204,447
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	220,000	221,688
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	157,953
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	337,830
Mitsubishi HC Capital, Inc. 3.559%, 02/28/24 (144A)	200,000	208,435
Nomura Holdings, Inc. 1.851%, 07/16/25	295,000	294,809
2.648%, 01/16/25	375,000	385,641
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	110,845
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	190,000	196,080
5.500%, 02/15/24 (144A)	95,000	101,871
Visa, Inc. 2.700%, 04/15/40	105,000	107,292

		8,215,962

Electric—1.3%
AEP Texas, Inc. 3.950%, 06/01/28	311,000	340,547
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	30,542
AES Corp. (The) 1.375%, 01/15/26 (b)	200,000	194,091
3.300%, 07/15/25 (144A)	400,000	414,160
3.950%, 07/15/30 (144A)	67,000	71,382
Alexander Funding Trust 1.841%, 11/15/23 (144A)	1,030,000	1,033,497
Alliant Energy Finance LLC 1.400%, 03/15/26 (144A)	70,000	67,411
Ameren Corp. 1.750%, 03/15/28	100,000	96,636
3.500%, 01/15/31	268,000	289,086
Ameren Illinois Co. 4.500%, 03/15/49	225,000	286,199
American Electric Power Co., Inc. 3.875%, 5Y H15 + 2.675%, 02/15/62 (b) (c)	390,000	395,922
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	150,000	151,393
Appalachian Power Co. 2.700%, 04/01/31	174,000	178,352
4.500%, 03/01/49	35,000	42,052
Arizona Public Service Co. 4.700%, 01/15/44	50,000	58,825

Electric—(Continued)
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	154,052
Baltimore Gas & Electric Co. 3.200%, 09/15/49	210,000	219,287
Berkshire Hathaway Energy Co. 2.850%, 05/15/51	105,000	101,053
CenterPoint Energy, Inc. 2.650%, 06/01/31	420,000	425,692
2.950%, 03/01/30	160,000	165,056
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	60,000	68,864
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (c)	235,000	255,563
Commonwealth Edison Co. 3.700%, 03/01/45	128,000	142,771
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	185,554
Dominion Energy, Inc. 4.050%, 09/15/42	120,000	134,336
Duke Energy Carolinas LLC 2.550%, 04/15/31	190,000	195,032
4.000%, 09/30/42	255,000	292,699
Duke Energy Florida LLC 2.400%, 12/15/31	470,000	475,775
Duke Energy Indiana LLC 2.750%, 04/01/50	120,000	116,712
3.750%, 05/15/46	585,000	651,801
Duke Energy Ohio, Inc. 4.300%, 02/01/49	21,000	25,199
Duke Energy Progress LLC 2.900%, 08/15/51	170,000	168,527
3.700%, 10/15/46	120,000	133,705
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	754,000	796,945
Edison International 3.550%, 11/15/24	276,000	288,678
5.750%, 06/15/27	55,000	62,709
EDP Finance B.V. 1.710%, 01/24/28 (144A)	515,000	500,959
Emera U.S. Finance L.P. 2.639%, 06/15/31	245,000	240,632
4.750%, 06/15/46	322,000	379,330
Enel Finance International NV 1.375%, 07/12/26 (144A)	254,000	247,350
2.250%, 07/12/31 (144A)	200,000	193,445
Entergy Arkansas LLC 4.950%, 12/15/44	59,000	64,642
Entergy Corp. 2.400%, 06/15/31	220,000	216,675
Entergy Louisiana LLC 2.350%, 06/15/32	220,000	219,320
2.900%, 03/15/51	60,000	58,769
4.950%, 01/15/45	260,000	279,410
Entergy Mississippi LLC 3.500%, 06/01/51	40,000	42,959
3.850%, 06/01/49	120,000	137,575

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Texas, Inc. 1.500%, 09/01/26	150,000	$145,767
3.550%, 09/30/49	265,000	279,518
4.000%, 03/30/29	141,000	154,409
Evergy Kansas Central, Inc. 3.250%, 09/01/49	205,000	212,563
Evergy Metro, Inc. 2.250%, 06/01/30	160,000	159,087
Evergy, Inc. 2.900%, 09/15/29	150,000	153,535
Exelon Generation Co. LLC 5.600%, 06/15/42	265,000	313,168
5.750%, 10/01/41	120,000	142,642
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	305,000	348,178
Fortis, Inc. 3.055%, 10/04/26	272,000	283,141
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	955,000	975,099
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	202,000	204,707
4.700%, 04/01/24 (144A)	125,000	132,891
6.150%, 06/01/37	100,000	132,307
Louisville Gas & Electric Co. 4.650%, 11/15/43	197,000	240,174
Metropolitan Edison Co. 4.000%, 04/15/25 (144A)	20,000	21,174
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	40,000	43,934
Monongahela Power Co. 3.550%, 05/15/27 (144A) (b)	325,000	347,568
Narragansett Electric Co. (The) 3.395%, 04/09/30 (144A)	200,000	213,034
NextEra Energy Capital Holdings, Inc. 2.328%, 3M LIBOR + 2.125%, 06/15/67 (c)	223,000	207,367
3.500%, 04/01/29	134,000	143,734
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	90,000	90,571
2.450%, 12/02/27 (144A)	100,000	99,086
3.750%, 06/15/24 (144A)	387,000	403,757
4.450%, 06/15/29 (144A)	100,000	108,783
OGE Energy Corp. 0.703%, 05/26/23	60,000	59,723
Ohio Power Co. 2.900%, 10/01/51	215,000	207,328
Oklahoma Gas and Electric Co. 0.553%, 05/26/23	70,000	69,537
Pacific Gas and Electric Co.
1.200%, SOFR + 1.150%, 11/14/22 (c)	80,000	80,120
1.367%, 03/10/23	110,000	109,313
1.700%, 11/15/23	305,000	305,788
1.750%, 06/16/22	655,000	655,002
2.950%, 03/01/26	55,000	55,919
3.450%, 07/01/25	310,000	321,520
3.750%, 08/15/42	37,000	34,431
4.000%, 12/01/46	305,000	295,985
4.300%, 03/15/45	60,000	60,661

Electric—(Continued)
Pacific Gas and Electric Co.
4.500%, 07/01/40	295,000	307,214
4.550%, 07/01/30	30,000	32,436
4.600%, 06/15/43	82,000	84,449
4.650%, 08/01/28	165,000	179,783
PacifiCorp. 2.700%, 09/15/30 (b)	195,000	200,752
2.900%, 06/15/52	166,000	162,897
3.300%, 03/15/51	97,000	100,521
4.125%, 01/15/49	285,000	328,333
PECO Energy Co. 4.800%, 10/15/43	105,000	131,999
Pennsylvania Electric Co. 3.600%, 06/01/29 (144A)	500,000	532,015
PG&E Energy Recovery Funding LLC 2.822%, 07/15/46	40,000	39,783
PPL Capital Funding, Inc. 2.885%, 3M LIBOR + 2.665%, 03/30/67 (c)	395,000	370,806
Public Service Co. of Colorado 4.300%, 03/15/44	185,000	220,806
Public Service Co. of Oklahoma 2.200%, 08/15/31 (b)	185,000	181,682
6.625%, 11/15/37 (b)	100,000	140,378
Public Service Electric and Gas Co. 2.700%, 05/01/50	190,000	183,453
Puget Energy, Inc. 2.379%, 06/15/28	140,000	137,799
San Diego Gas & Electric Co. 2.950%, 08/15/51	150,000	150,954
4.300%, 04/01/42	160,000	185,096
Sempra Energy 4.125%, 5Y H15 + 2.868%, 04/01/52 (c)	310,000	313,933
Southern California Edison Co. 3.600%, 02/01/45	111,000	113,449
3.650%, 03/01/28	324,000	349,791
3.900%, 03/15/43	23,000	24,498
4.050%, 03/15/42	150,000	162,179
4.125%, 03/01/48	195,000	218,740
4.500%, 09/01/40	130,000	146,678
Southern Power Co. 5.150%, 09/15/41	125,000	153,054
Southwestern Electric Power Co. 3.900%, 04/01/45	272,000	292,944
Tucson Electric Power Co. 4.000%, 06/15/50	171,000	196,872
4.850%, 12/01/48	150,000	193,295
Union Electric Co. 2.150%, 03/15/32	235,000	230,638
2.950%, 06/15/27	161,000	169,350
Virginia Electric and Power Co. 2.450%, 12/15/50	105,000	96,730
Vistra Operations Co. LLC 3.550%, 07/15/24 (144A)	170,000	175,062
3.700%, 01/30/27 (144A)	195,000	202,198
4.300%, 07/15/29 (144A)	305,000	326,163

		26,139,422

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	123,000	$133,186

Food—0.1%
Campbell Soup Co. 3.125%, 04/24/50	28,000	27,560
Conagra Brands, Inc. 5.400%, 11/01/48	65,000	87,537
Grupo Bimbo S.A.B. de C.V. 4.000%, 09/06/49 (144A) (b)	210,000	224,477
Kraft Heinz Foods Co. 3.750%, 04/01/30	350,000	377,799
4.625%, 10/01/39	170,000	199,662
Kroger Co. (The) 3.950%, 01/15/50 (b)	120,000	137,980
4.450%, 02/01/47	70,000	84,920
Smithfield Foods, Inc. 3.000%, 10/15/30 (144A)	200,000	199,180
5.200%, 04/01/29 (144A)	150,000	171,324
Sysco Corp. 3.150%, 12/14/51	412,000	405,523
3.300%, 02/15/50	106,000	107,339

		2,023,301

Gas—0.1%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	100,000	106,946
4.250%, 07/15/27 (144A)	70,000	77,053
Atmos Energy Corp. 4.125%, 03/15/49	145,000	172,373
Boston Gas Co. 3.001%, 08/01/29 (144A)	120,000	122,315
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	182,983
NiSource, Inc. 1.700%, 02/15/31	100,000	93,361
2.950%, 09/01/29 (b)	180,000	186,537
ONE Gas, Inc. 4.500%, 11/01/48	142,000	174,845
Southern California Gas Co. 4.450%, 03/15/44	50,000	58,482
Southern Co. Gas Capital Corp. 1.750%, 01/15/31	186,000	174,183
3.150%, 09/30/51	80,000	78,991

		1,428,069

Healthcare-Products—0.0%
Boston Scientific Corp. 4.000%, 03/01/29	255,000	283,171
Danaher Corp. 2.800%, 12/10/51	140,000	138,055
Thermo Fisher Scientific, Inc. 2.000%, 10/15/31	140,000	137,939
Zimmer Biomet Holdings, Inc. 2.600%, 11/24/31	308,000	309,619
4.450%, 08/15/45	55,000	65,230

		934,014

Healthcare-Services—0.5%
Aetna, Inc. 3.875%, 08/15/47	236,000	262,522
4.125%, 11/15/42	195,000	219,936
Anthem, Inc. 2.875%, 09/15/29	160,000	167,458
4.101%, 03/01/28	140,000	155,226
Children’s Hospital 2.928%, 07/15/50	100,000	98,439
CommonSpirit Health 1.547%, 10/01/25	65,000	64,384
2.782%, 10/01/30	70,000	71,647
3.910%, 10/01/50	65,000	72,315
Cottage Health Obligated Group 3.304%, 11/01/49	230,000	247,106
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	255,376
HCA, Inc. 3.500%, 07/15/51	215,000	219,186
4.500%, 02/15/27	908,000	1,000,257
5.125%, 06/15/39	110,000	135,468
5.250%, 04/15/25	350,000	387,171
5.250%, 06/15/26	260,000	292,389
5.375%, 09/01/26	343,000	385,446
5.625%, 09/01/28	664,000	775,877
5.875%, 02/15/26	91,000	102,637
5.875%, 02/01/29	109,000	129,879
Humana, Inc. 1.350%, 02/03/27	435,000	422,984
Memorial Health Services 3.447%, 11/01/49	210,000	231,257
MidMichigan Health 3.409%, 06/01/50	40,000	42,592
New York and Presbyterian Hospital (The) 2.256%, 08/01/40	230,000	215,124
NYU Langone Hospitals 3.380%, 07/01/55	90,000	92,350
Piedmont Healthcare, Inc. 2.864%, 01/01/52	95,000	92,666
Quest Diagnostics, Inc. 2.800%, 06/30/31	80,000	82,597
Roche Holdings, Inc. 2.076%, 12/13/31 (144A)	270,000	269,202
2.607%, 12/13/51 (144A)	485,000	476,272
UnitedHealth Group, Inc. 2.300%, 05/15/31	150,000	152,613
2.750%, 05/15/40	663,000	673,064
3.050%, 05/15/41 (b)	100,000	104,662
3.250%, 05/15/51	140,000	151,456
3.500%, 08/15/39	238,000	263,893
Universal Health Services, Inc. 2.650%, 10/15/30 (144A)	575,000	570,345
2.650%, 01/15/32 (144A)	215,000	211,270
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	101,678

		9,196,744

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.0%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A)	205,000	$224,244

Home Builders—0.1%
Lennar Corp. 4.500%, 04/30/24	45,000	47,798
4.750%, 11/29/27 (b)	345,000	390,430
MDC Holdings, Inc. 2.500%, 01/15/31 (b)	220,000	212,791
3.850%, 01/15/30	526,000	560,020

		1,211,039

Insurance—0.2%
AIA Group, Ltd. 3.900%, 04/06/28 (144A) (b)	210,000	231,721
American Financial Group, Inc. 3.500%, 08/15/26	70,000	74,872
American International Group, Inc. 3.875%, 01/15/35	223,000	246,549
4.800%, 07/10/45	170,000	217,826
Athene Global Funding 0.950%, 01/08/24 (144A)	55,000	54,668
1.450%, 01/08/26 (144A)	65,000	63,844
2.500%, 01/14/25 (144A)	16,000	16,414
2.950%, 11/12/26 (144A)	370,000	386,782
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	260,000	256,177
4.400%, 05/15/42	200,000	243,750
F&G Global Funding 1.750%, 06/30/26 (144A)	80,000	79,501
Guardian Life Insurance Co. of America (The) 3.700%, 01/22/70 (144A)	85,000	92,826
4.875%, 06/19/64 (144A)	150,000	191,363
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	70,000	69,601
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	25,000	29,447
6.100%, 10/01/41	25,000	34,984
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	154,198
Massachusetts Mutual Life Insurance Co. 5.077%, 3M LIBOR + 3.191%, 02/15/69 † (144A) (c)	195,000	241,851
Nationwide Mutual Insurance Co. 4.350%, 04/30/50 (144A)	105,000	120,266
New York Life Global Funding 1.850%, 08/01/31 (144A)	230,000	223,227
3.000%, 01/10/28 (144A)	125,000	133,108
New York Life Insurance Co. 3.750%, 05/15/50 (144A) (b)	90,000	102,427
4.450%, 05/15/69 (144A)	140,000	178,042
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	85,000	84,113
Northwestern Mutual Life Insurance Co. (The) 3.850%, 09/30/47 (144A)	220,000	247,993
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (c)	97,000	111,240

Insurance—(Continued)
Prudential Financial, Inc. 3.905%, 12/07/47	65,000	75,471
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	302,513
Swiss Re Finance Luxembourg S.A. 5.000%, 5Y H15 + 3.582%, 04/02/49 (144A) (c)	400,000	447,500
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	120,783

		4,833,057

Internet—0.1%
Alphabet, Inc. 1.900%, 08/15/40	250,000	227,650
Amazon.com, Inc. 2.700%, 06/03/60	260,000	250,537
3.100%, 05/12/51	120,000	128,115
3.875%, 08/22/37	280,000	329,093
Netflix, Inc. 4.875%, 04/15/28	620,000	706,800
5.375%, 11/15/29 (144A)	243,000	288,563
VeriSign, Inc. 2.700%, 06/15/31	191,000	191,955

		2,122,713

Iron/Steel—0.0%
Steel Dynamics, Inc. 3.450%, 04/15/30	154,000	164,544
Vale Overseas, Ltd. 3.750%, 07/08/30	547,000	566,150

		730,694

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	235,000	238,378
Rockwell Automation, Inc. 2.800%, 08/15/61	85,000	83,160

		321,538

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.250%, 01/15/29	905,000	883,006
2.300%, 02/01/32	285,000	270,531
2.800%, 04/01/31	300,000	296,848
3.500%, 06/01/41 (b)	190,000	185,247
3.500%, 03/01/42	195,000	189,128
3.700%, 04/01/51	60,000	58,007
3.900%, 06/01/52	215,000	215,595
4.800%, 03/01/50	240,000	268,712
6.384%, 10/23/35	330,000	426,276
Comcast Corp.
2.450%, 08/15/52	635,000	568,572
2.887%, 11/01/51 (144A)	64,000	61,951
2.937%, 11/01/56 (144A)	200,000	190,507

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp.
2.987%, 11/01/63 (144A)	80,000	$75,922
3.200%, 07/15/36	552,000	588,693
3.250%, 11/01/39	570,000	601,374
3.450%, 02/01/50	190,000	202,886
3.750%, 04/01/40	25,000	27,988
COX Communications, Inc. 2.950%, 10/01/50 (144A)	110,000	102,694
Discovery Communications LLC 4.000%, 09/15/55	100,000	105,647
4.950%, 05/15/42	250,000	294,922
5.200%, 09/20/47	125,000	154,946
Time Warner Cable LLC 4.500%, 09/15/42	667,000	727,172
6.550%, 05/01/37	50,000	65,414
6.750%, 06/15/39	265,000	361,047
ViacomCBS, Inc. 4.375%, 03/15/43	213,000	242,326
4.600%, 01/15/45	100,000	118,535
5.850%, 09/01/43	50,000	67,350
6.250%, 3M LIBOR + 3.899%, 02/28/57 (c)	135,000	152,044
Walt Disney Co. (The) 3.500%, 05/13/40	255,000	279,274

		7,782,614

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	70,110

Mining—0.1%
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	130,000	165,467
Glencore Funding LLC
2.500%, 09/01/30 (144A)	384,000	371,874
2.625%, 09/23/31 (144A)	271,000	263,377
4.000%, 03/27/27 (144A)	205,000	221,159
4.125%, 05/30/23 (144A)	61,000	63,435
Rio Tinto Finance USA, Ltd. 2.750%, 11/02/51	255,000	252,796
Teck Resources, Ltd.
5.200%, 03/01/42	100,000	117,619
5.400%, 02/01/43	219,000	267,045

		1,722,772

Miscellaneous Manufacturing—0.1%
Eaton Corp. 5.800%, 03/15/37	100,000	126,593
GE Capital International Funding Co. 4.418%, 11/15/35	550,000	656,348
Siemens Financieringsmaatschappij NV 4.400%, 05/27/45 (144A)	250,000	314,914

		1,097,855

Oil & Gas—0.5%
BP Capital Markets America, Inc.
2.772%, 11/10/50	160,000	150,719

Oil & Gas—(Continued)
BP Capital Markets America, Inc.
2.939%, 06/04/51	270,000	259,163
3.000%, 02/24/50	115,000	113,208
3.017%, 01/16/27	596,000	629,128
BP Capital Markets plc
4.375%, 5Y H15 + 4.036%, 06/22/25 (c)	56,000	58,520
4.875%, 5Y H15 + 4.398%, 03/22/30 (c)	296,000	319,680
ConocoPhillips
2.400%, 02/15/31 (144A) (b)	65,000	65,207
3.750%, 10/01/27 (144A)	260,000	285,010
4.300%, 08/15/28 (144A)	255,000	287,536
Continental Resources, Inc. 4.900%, 06/01/44	120,000	132,990
Coterra Energy, Inc. 3.900%, 05/15/27 (144A)	130,000	139,701
Devon Energy Corp. 4.500%, 01/15/30	165,000	177,143
Diamondback Energy, Inc.
3.250%, 12/01/26	80,000	84,370
3.500%, 12/01/29	37,000	39,235
4.750%, 05/31/25 (b)	386,000	422,839
Eni S.p.A.
4.250%, 05/09/29 (144A)	235,000	264,317
4.750%, 09/12/28 (144A)	305,000	351,351
Eni USA, Inc. 7.300%, 11/15/27	100,000	126,605
Equinor ASA 2.375%, 05/22/30	90,000	91,432
Exxon Mobil Corp.
2.610%, 10/15/30	85,000	88,094
2.995%, 08/16/39	355,000	359,183
3.095%, 08/16/49	370,000	374,733
Hess Corp. 5.600%, 02/15/41	130,000	160,493
HollyFrontier Corp.
2.625%, 10/01/23	120,000	122,264
5.875%, 04/01/26	56,000	62,804
Lundin Energy Finance B.V.
2.000%, 07/15/26 (144A)	210,000	208,528
3.100%, 07/15/31 (144A)	640,000	644,563
Marathon Petroleum Corp.
4.700%, 05/01/25	23,000	25,091
4.750%, 09/15/44	79,000	92,968
Ovintiv Exploration, Inc. 5.375%, 01/01/26	185,000	205,076
Petroleos Mexicanos 6.500%, 03/13/27	200,000	213,368
Phillips 66 2.150%, 12/15/30 (b)	300,000	288,711
Pioneer Natural Resources Co. 1.900%, 08/15/30	370,000	351,404
Santos Finance, Ltd. 3.649%, 04/29/31 (144A)	319,000	324,801
Shell International Finance B.V.
2.875%, 11/26/41	105,000	105,089
3.625%, 08/21/42	310,000	340,468

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V.
3.750%, 09/12/46	201,000	$225,696
Suncor Energy, Inc. 5.350%, 07/15/33	150,000	181,756
TotalEnergies Capital International S.A.
2.986%, 06/29/41	430,000	435,618
3.127%, 05/29/50	278,000	284,958
3.461%, 07/12/49	137,000	148,000
Valero Energy Corp. 2.150%, 09/15/27	310,000	308,814

		9,550,634

Oil & Gas Services—0.0%
Baker Hughes Holding LLC / Baker Hughes Co-Obligor, Inc.
3.138%, 11/07/29	170,000	178,991
3.337%, 12/15/27	252,000	268,601
Baker Hughes Holdings LLC 5.125%, 09/15/40	25,000	31,205
Halliburton Co. 3.800%, 11/15/25 (b)	6,000	6,450
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	109,000	117,743

		602,990

Packaging & Containers—0.0%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	115,000	112,933
Packaging Corp. of America 4.050%, 12/15/49	135,000	157,544

		270,477

Pharmaceuticals—0.6%
AbbVie, Inc.
3.200%, 11/21/29	987,000	1,055,293
4.050%, 11/21/39	655,000	751,501
4.250%, 11/21/49	140,000	168,304
4.400%, 11/06/42	315,000	375,860
4.450%, 05/14/46	430,000	520,012
4.550%, 03/15/35	60,000	72,143
4.625%, 10/01/42	220,000	269,108
4.750%, 03/15/45	60,000	74,837
AstraZeneca plc
1.375%, 08/06/30 (b)	210,000	198,253
2.125%, 08/06/50	280,000	248,378
4.000%, 09/18/42	253,000	302,193
6.450%, 09/15/37	50,000	73,505
Bayer U.S. Finance LLC 4.375%, 12/15/28 (144A)	245,000	273,650
Becton Dickinson and Co. 1.957%, 02/11/31	160,000	153,806
Bristol-Myers Squibb Co.
2.350%, 11/13/40	620,000	587,951
2.550%, 11/13/50	440,000	416,227
4.125%, 06/15/39	105,000	124,200

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co.
5.000%, 08/15/45	152,000	201,918
Cigna Corp.
2.400%, 03/15/30	185,000	186,632
4.375%, 10/15/28	592,000	672,808
CVS Health Corp.
1.750%, 08/21/30	220,000	209,649
2.700%, 08/21/40	640,000	616,423
4.300%, 03/25/28	140,000	157,106
5.050%, 03/25/48	175,000	228,802
5.300%, 12/05/43	200,000	263,991
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	262,909	295,683
5.880%, 01/10/28	291,761	330,065
8.353%, 07/10/31 (144A)	129,169	164,442
Eli Lilly and Co. 2.250%, 05/15/50 (b)	450,000	411,579
Johnson & Johnson 3.400%, 01/15/38	223,000	251,141
Merck & Co., Inc.
2.150%, 12/10/31	215,000	215,600
2.350%, 06/24/40	65,000	61,912
2.750%, 12/10/51	243,000	240,447
Pfizer, Inc. 2.700%, 05/28/50 (b)	230,000	231,385
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	398,000	422,145
Takeda Pharmaceutical Co., Ltd. 3.025%, 07/09/40	715,000	727,569
3.175%, 07/09/50	200,000	201,600
5.000%, 11/26/28	200,000	234,953
Zoetis, Inc. 2.000%, 05/15/30	140,000	138,006

		12,129,077

Pipelines—0.5%
Boardwalk Pipelines L.P.
4.450%, 07/15/27	34,000	37,203
4.800%, 05/03/29	65,000	72,795
Cameron LNG LLC
3.701%, 01/15/39 (144A)	163,000	175,559
Cheniere Corpus Christi Holdings LLC
2.742%, 12/31/39 (144A)	110,000	107,316
3.700%, 11/15/29	80,000	85,692
5.125%, 06/30/27	880,000	992,919
Columbia Pipeline Group, Inc. 5.800%, 06/01/45	115,000	152,027
Enable Midstream Partners L.P.
4.150%, 09/15/29 (b)	340,000	363,727
4.400%, 03/15/27	70,000	75,533
4.950%, 05/15/28	80,000	88,728
Enbridge, Inc. 3.125%, 11/15/29	230,000	240,856
Energy Transfer L.P.
4.200%, 04/15/27	17,000	18,446

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Energy Transfer L.P.
4.750%, 01/15/26	150,000	$164,079
4.950%, 01/15/43	150,000	160,306
5.150%, 02/01/43	566,000	624,140
5.250%, 04/15/29	5,000	5,727
5.500%, 06/01/27	36,000	41,063
5.800%, 06/15/38	35,000	42,394
5.950%, 10/01/43	90,000	108,169
6.050%, 06/01/41	55,000	67,296
6.250%, 04/15/49	70,000	91,438
Enterprise Products Operating LLC
4.250%, 02/15/48	285,000	322,581
4.950%, 10/15/54	33,000	41,632
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	385,000	386,462
4.317%, 12/30/39 (144A)	60,000	61,658
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	110,000	111,176
3.450%, 10/15/27 (144A)	220,000	229,650
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	170,000	197,158
Kinder Morgan, Inc.
3.250%, 08/01/50	295,000	282,297
5.050%, 02/15/46	80,000	95,884
5.300%, 12/01/34	305,000	367,036
MPLX L.P. 4.500%, 04/15/38	431,000	482,656
Northern Natural Gas Co. 3.400%, 10/16/51 (144A)	100,000	102,741
ONEOK Partners L.P.
5.000%, 09/15/23	70,000	73,716
6.650%, 10/01/36	140,000	182,981
Phillips 66 Partners L.P. 3.150%, 12/15/29	40,000	41,469
4.900%, 10/01/46	80,000	97,396
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29 (b)	245,000	253,802
3.850%, 10/15/23	113,000	117,182
4.500%, 12/15/26	160,000	175,648
4.650%, 10/15/25	225,000	245,405
4.700%, 06/15/44	120,000	127,609
5.150%, 06/01/42	95,000	104,374
Sabine Pass Liquefaction LLC
4.200%, 03/15/28	790,000	865,343
4.500%, 05/15/30	300,000	338,407
5.000%, 03/15/27	165,000	185,324
Southern Natural Gas Co. LLC
4.800%, 03/15/47 (144A)	102,000	121,462
8.000%, 03/01/32	70,000	97,344
Tennessee Gas Pipeline Co. LLC 2.900%, 03/01/30 (144A)	75,000	76,181
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	48,065
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	355,000	416,763

Pipelines—(Continued)
Transcanada Trust 5.500%, SOFR + 4.416%, 09/15/79 (c)	298,000	318,115
Williams Cos., Inc. (The)
2.600%, 03/15/31	275,000	273,133
5.400%, 03/04/44	185,000	229,653

		10,785,716

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	265,702

Real Estate Investment Trusts—0.5%
Alexandria Real Estate Equities, Inc.
3.800%, 04/15/26	23,000	24,887
4.000%, 02/01/50	111,000	129,336
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	150,000	160,181
American Tower Corp.
1.500%, 01/31/28	150,000	143,506
1.875%, 10/15/30	130,000	122,845
2.950%, 01/15/51 (b)	39,000	36,941
3.100%, 06/15/50	61,000	59,322
3.125%, 01/15/27	501,000	524,512
3.700%, 10/15/49	210,000	223,806
3.950%, 03/15/29	636,000	693,446
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	167,708
Boston Properties L.P. 4.500%, 12/01/28	100,000	112,698
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	80,000	79,574
2.500%, 08/16/31	45,000	44,036
3.850%, 02/01/25	60,000	63,436
Corporate Office Properties L.P.
2.000%, 01/15/29	60,000	57,686
2.750%, 04/15/31	187,000	185,929
Crown Castle International Corp.
2.900%, 04/01/41	270,000	262,582
3.800%, 02/15/28	745,000	810,630
4.450%, 02/15/26	100,000	109,444
Equinix, Inc. 2.900%, 11/18/26	135,000	139,855
ERP Operating L.P. 4.150%, 12/01/28	120,000	135,360
Essex Portfolio L.P.
2.650%, 03/15/32 (b)	120,000	120,381
2.650%, 09/01/50	160,000	143,871
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	680,000	733,593
Healthcare Trust of America Holdings L.P.
2.000%, 03/15/31	80,000	75,694
3.100%, 02/15/30	200,000	206,444
Healthpeak Properties, Inc.
2.125%, 12/01/28 (b)	172,000	172,238
2.875%, 01/15/31	200,000	207,983

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Healthpeak Properties, Inc.
3.000%, 01/15/30	110,000	$115,472
3.500%, 07/15/29	118,000	127,952
Kimco Realty Corp. 2.250%, 12/01/31	150,000	146,159
Life Storage L.P.
2.400%, 10/15/31	55,000	54,060
4.000%, 06/15/29	137,000	151,859
National Retail Properties, Inc.
3.000%, 04/15/52	100,000	94,509
4.000%, 11/15/25	100,000	108,302
Office Properties Income Trust
2.650%, 06/15/26	282,000	279,796
3.450%, 10/15/31	95,000	92,049
4.000%, 07/15/22	140,000	141,856
Physicians Realty L.P. 2.625%, 11/01/31	275,000	274,729
Prologis L.P. 2.125%, 10/15/50	150,000	128,518
Public Storage
1.950%, 11/09/28	66,000	65,769
2.250%, 11/09/31 (b)	165,000	165,830
Realty Income Corp.
3.400%, 01/15/28	295,000	318,142
3.875%, 04/15/25	60,000	64,540
Regency Centers L.P. 2.950%, 09/15/29	450,000	466,922
Sabra Health Care L.P. 3.200%, 12/01/31	90,000	87,952
Safehold Operating Partnership L.P. 2.850%, 01/15/32	167,000	163,703
SITE Centers Corp. 4.700%, 06/01/27	60,000	66,312
UDR, Inc.
3.000%, 08/15/31	120,000	124,971
3.500%, 07/01/27	100,000	107,003
Ventas Realty L.P.
4.875%, 04/15/49	88,000	109,962
5.700%, 09/30/43	220,000	295,933
WEA Finance LLC 2.875%, 01/15/27 (144A)	575,000	591,738
Welltower, Inc.
2.700%, 02/15/27	57,000	59,383
3.100%, 01/15/30	320,000	335,237
WP Carey, Inc. 2.250%, 04/01/33	135,000	127,960
2.450%, 02/01/32	160,000	156,028

		10,970,570

Retail—0.2%
7-Eleven, Inc. 1.300%, 02/10/28 (144A)	56,000	53,334
2.500%, 02/10/41 (144A)	146,000	134,707
2.800%, 02/10/51 (144A)	245,000	227,224
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A) (b)	80,000	82,635

Retail—(Continued)
Alimentation Couche-Tard, Inc.
3.439%, 05/13/41 (144A)	20,000	20,585
3.625%, 05/13/51 (144A)	25,000	26,293
3.800%, 01/25/50 (144A)	135,000	146,039
AutoZone, Inc. 1.650%, 01/15/31	100,000	94,107
Home Depot, Inc. (The) 2.375%, 03/15/51	235,000	215,878
2.750%, 09/15/51	385,000	382,312
3.300%, 04/15/40	80,000	86,734
Kohl’s Corp. 3.375%, 05/01/31 (b)	162,000	164,985
Lowe’s Cos., Inc. 2.800%, 09/15/41	220,000	214,650
3.000%, 10/15/50	105,000	103,551
3.700%, 04/15/46	173,000	189,630
McDonald’s Corp. 3.625%, 05/01/43	257,000	279,052
3.700%, 02/15/42	120,000	132,453
6.300%, 10/15/37	90,000	126,511
Nordstrom, Inc. 4.250%, 08/01/31 (b)	121,000	118,883
O’Reilly Automotive, Inc. 3.550%, 03/15/26	60,000	64,349
Starbucks Corp. 2.550%, 11/15/30 (b)	130,000	132,581
3.750%, 12/01/47	76,000	83,595

		3,080,088

Savings & Loans—0.0%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (c)	780,000	816,839

Semiconductors—0.3%
Analog Devices, Inc. 2.800%, 10/01/41	96,000	97,098
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	572,000	620,215
Broadcom, Inc. 1.950%, 02/15/28 (144A)	265,000	261,989
2.450%, 02/15/31 (144A)	522,000	511,828
3.137%, 11/15/35 (144A)	270,000	271,609
3.187%, 11/15/36 (144A)	120,000	119,791
4.150%, 11/15/30	133,000	147,505
Intel Corp. 3.050%, 08/12/51 (b)	305,000	311,982
KLA Corp. 3.300%, 03/01/50	100,000	106,846
Microchip Technology, Inc. 0.972%, 02/15/24 (b)	435,000	431,174
0.983%, 09/01/24 (144A)	155,000	152,152
2.670%, 09/01/23	200,000	204,259
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A)	145,000	145,370
3.250%, 05/11/41 (144A)	285,000	294,566

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
3.400%, 05/01/30 (144A)	110,000	$117,228
Qorvo, Inc. 4.375%, 10/15/29	418,000	443,603
TSMC Global, Ltd. 1.250%, 04/23/26 (144A)	500,000	489,784
2.250%, 04/23/31 (144A)	220,000	217,907
Xilinx, Inc. 2.375%, 06/01/30	351,000	355,469

		5,300,375

Software—0.3%
Activision Blizzard, Inc. 1.350%, 09/15/30	321,000	296,083
2.500%, 09/15/50	518,000	453,657
Citrix Systems, Inc. 1.250%, 03/01/26	40,000	38,955
Electronic Arts, Inc. 1.850%, 02/15/31	150,000	143,767
Fiserv, Inc. 3.500%, 07/01/29	277,000	297,897
4.400%, 07/01/49	60,000	71,481
Microsoft Corp. 2.675%, 06/01/60	190,000	189,372
3.500%, 02/12/35	735,000	839,405
Oracle Corp. 2.300%, 03/25/28	70,000	69,783
2.875%, 03/25/31	405,000	407,580
3.250%, 11/15/27	178,000	187,421
3.600%, 04/01/40	420,000	421,199
3.600%, 04/01/50	245,000	239,889
3.800%, 11/15/37	366,000	382,133
3.850%, 07/15/36	408,000	430,987
3.900%, 05/15/35	222,000	237,771
Roper Technologies, Inc. 1.400%, 09/15/27	360,000	349,318
2.000%, 06/30/30	180,000	173,048
Salesforce.com, Inc. 2.900%, 07/15/51	240,000	244,250
VMware, Inc. 1.400%, 08/15/26	172,000	169,038
1.800%, 08/15/28	115,000	111,913
2.200%, 08/15/31	195,000	191,528
3.900%, 08/21/27	211,000	229,717
4.650%, 05/15/27	86,000	96,718
4.700%, 05/15/30	142,000	165,268

		6,438,178

Telecommunications—0.6%
AT&T, Inc.
1.650%, 02/01/28	50,000	48,941
2.250%, 02/01/32	835,000	806,879
2.300%, 06/01/27	210,000	213,644
2.550%, 12/01/33	85,000	83,134
2.750%, 06/01/31	75,000	76,519

Telecommunications—(Continued)
AT&T, Inc.
3.100%, 02/01/43	285,000	277,060
3.500%, 06/01/41	115,000	118,191
3.500%, 09/15/53	569,000	574,061
3.550%, 09/15/55	638,000	640,315
3.650%, 09/15/59	295,000	297,917
4.300%, 12/15/42	492,000	555,465
Corning, Inc. 3.900%, 11/15/49	252,000	282,264
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	234,108
Rogers Communications, Inc. 3.700%, 11/15/49	60,000	62,976
T-Mobile USA, Inc. 2.050%, 02/15/28	850,000	843,716
3.000%, 02/15/41	165,000	161,090
3.750%, 04/15/27	815,000	882,564
3.875%, 04/15/30	158,000	172,813
4.375%, 04/15/40	265,000	302,944
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	720,000	828,306
4.895%, 03/06/48	150,000	180,421
Verizon Communications, Inc. 1.680%, 10/30/30	220,000	209,029
1.750%, 01/20/31	135,000	127,771
2.100%, 03/22/28	410,000	410,781
2.355%, 03/15/32 (144A)	470,000	463,100
2.550%, 03/21/31	90,000	90,802
2.650%, 11/20/40	479,000	455,154
4.125%, 03/16/27	200,000	222,306
4.272%, 01/15/36	1,383,000	1,622,238
4.329%, 09/21/28	454,000	515,724
Vodafone Group plc 4.250%, 09/17/50	170,000	196,208
6.250%, 11/30/32	160,000	211,975

		12,168,416

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29 (b)	149,000	164,278

Transportation—0.2%
Burlington Northern Santa Fe LLC 2.875%, 06/15/52	240,000	240,046
3.550%, 02/15/50	69,000	77,284
3.900%, 08/01/46	349,000	404,933
4.150%, 04/01/45	105,000	126,200
Canadian Pacific Railway Co. 2.050%, 03/05/30	455,000	448,450
2.450%, 12/02/31 (b)	160,000	163,133
3.000%, 12/02/41	40,000	40,903
3.100%, 12/02/51	110,000	113,115
5.750%, 03/15/33	120,000	154,708
CSX Corp.
2.500%, 05/15/51	195,000	180,160

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
CSX Corp.
3.800%, 11/01/46	219,000	$246,146
4.750%, 11/15/48	95,000	122,233
6.150%, 05/01/37	60,000	84,101
FedEx Corp.
3.250%, 05/15/41	145,000	148,123
JB Hunt Transport Services, Inc.
3.875%, 03/01/26	80,000	86,964
Kansas City Southern
2.875%, 11/15/29	120,000	124,268
3.500%, 05/01/50	185,000	196,681
4.700%, 05/01/48	80,000	99,532
4.950%, 08/15/45	80,000	101,601
Norfolk Southern Corp.
3.050%, 05/15/50	395,000	402,344
3.950%, 10/01/42	230,000	262,667
Union Pacific Corp.
3.550%, 08/15/39	345,000	382,322
3.600%, 09/15/37	286,000	317,133
4.100%, 09/15/67	70,000	85,010
4.375%, 09/10/38	50,000	58,053

		4,666,110

Total Corporate Bonds & Notes (Cost $247,836,740)		254,436,986

U.S. Treasury & Government Agencies—5.0%

Agency Sponsored Mortgage - Backed—2.3%
Fannie Mae 30 Yr. Pool
4.000%, 06/01/46	579,083	633,202
4.000%, 07/01/47	738,822	793,342
4.000%, 11/01/47	332,199	356,667
4.000%, 12/01/47	351,821	377,931
4.000%, 01/01/48	454,003	494,960
4.000%, 09/01/48	188,094	200,211
4.500%, 04/01/39	118,695	130,225
4.500%, 12/01/40	152,717	168,225
4.500%, 05/01/48	118,784	127,217
4.500%, 06/01/48	147,187	158,611
4.500%, 07/01/48	27,210	29,109
4.500%, 11/01/48	554,626	595,177
4.500%, 01/01/49	282,960	308,405
4.500%, 06/01/49	221,208	239,624
5.000%, 07/01/44	394,692	448,986
5.000%, 06/01/48	43,038	46,813
5.000%, 07/01/48	192,915	213,046
5.000%, 08/01/48	287,498	317,461
5.000%, 10/01/48	369,258	402,900
5.000%, 01/01/49	373,346	417,735
Fannie Mae Pool
1.500%, 01/01/31	500,000	487,466
2.130%, 11/01/28	1,248,363	1,275,826
2.140%, 12/01/33	450,000	457,774
2.160%, 12/01/33 (g) (h)	500,000	500,313
2.600%, 10/01/31	350,000	374,552
3.230%, 01/01/30	468,971	511,101

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.240%, 01/01/22	488,902	488,793
3.330%, 04/01/35	486,084	546,482
3.660%, 03/01/27	720,937	788,663
3.740%, 02/01/29	800,000	904,495
3.990%, 02/01/28	517,896	581,028
4.000%, 06/01/49	533,224	573,064
4.500%, 11/01/48	1,028,769	1,110,392
Fannie Mae REMICS (CMO)
3.500%, 06/25/46	200,016	202,773
3.500%, 05/25/49	621,414	649,784
4.000%, 04/25/42	205,488	219,491
4.000%, 05/25/43	197,760	201,859
5.000%, 04/25/37	35,489	40,123
5.000%, 07/25/39	250,000	291,665
5.000%, 05/25/40	65,000	78,011
6.000%, 01/25/34	123,326	139,437
Fannie Mae Whole Loan Trust (CMO)
5.620%, 11/25/33	274,461	305,762
Fannie Mae-ACES
0.670%, 10/25/30	185,741	180,409
0.750%, 09/25/28	432,847	418,417
1.000%, 11/25/33	1,615,539	1,593,208
1.200%, 10/25/30	80,000	77,838
1.906%, 10/25/30 (c) (d)	1,356,089	138,779
1.999%, 11/25/33 (c) (d)	9,346,231	1,199,912
2.017%, 07/25/30 (c) (d)	2,157,095	258,626
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/47	192,196	205,186
4.500%, 06/01/47	499,168	540,449
5.000%, 12/01/48	142,262	156,333
Freddie Mac 30 Yr. Pool
3.500%, 10/01/49	211,848	223,364
4.500%, 06/01/48	261,947	286,033
Freddie Mac Multifamily Structured Pass-Through Certificates
3.600%, 02/25/28	1,000,000	1,111,673
3.850%, 05/25/28 (c)	585,000	660,517
Freddie Mac REMICS (CMO)
2.500%, 01/15/42	31,397	31,167
3.000%, 07/25/49	373,679	385,493
3.500%, 03/15/35	600,000	658,653
4.000%, 07/15/38	250,000	260,135
5.000%, 02/15/40	117,000	141,423
5.000%, 02/15/41	426,517	483,251
5.500%, 03/15/37	203,411	233,018
Freddie Mac STACR Trust (CMO)
3.500%, 05/25/57	513,626	539,370
3.500%, 06/25/57	487,595	512,947
Ginnie Mae I 30 Yr. Pool
4.500%, 07/15/39	283,626	321,885
Ginnie Mae II 30 Yr. Pool
2.500%, 08/20/51	519,299	532,455
2.500%, 10/20/51	138,961	142,481
3.000%, 12/20/51	500,000	530,348
4.000%, 10/20/49	405,558	433,786
4.250%, 07/20/47	713,610	788,113

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.250%, 10/20/48	1,546,775	$1,708,186
4.500%, 02/20/48	2,518,332	2,720,391
4.500%, 05/20/48	82,671	87,618
4.500%, 06/20/48	806,122	890,950
4.500%, 12/20/48	401,528	431,255
4.500%, 07/20/49	427,559	455,276
4.500%, 09/20/49	1,061,826	1,147,066
5.000%, 07/20/48	188,404	202,329
5.000%, 12/20/48	567,004	613,258
5.000%, 03/20/49	926,988	1,021,036
5.000%, 05/20/49	760,909	833,032
Ginnie Mae II ARM Pool 1.717%, 1Y H15 + 1.569%, 11/20/71 (c)	454,581	486,604
1.753%, 1Y H15 + 1.624%, 11/20/71 (c)	490,440	527,130
1.836%, 1Y H15 + 1.790%, 09/20/71 (c)	396,833	430,283
1.857%, 1Y H15 + 1.748%, 10/20/71 (c)	485,815	525,709
1.920%, 1Y H15 + 1.840%, 08/20/71 (c)	399,416	433,970
1.922%, 1Y H15 + 1.755%, 11/20/71 (c)	446,256	484,078
Government National Mortgage Association (CMO) 0.714%, 1M LIBOR + 0.610%, 03/20/70 (c)	564,076	571,344
2.500%, 05/20/43	27,873	27,951
3.500%, 04/20/49	486,141	507,107
5.500%, 02/20/37	98,712	108,906
5.500%, 04/16/37	105,376	117,703
5.500%, 11/16/39	200,000	240,265
6.000%, 04/17/34	58,207	64,549
Uniform Mortgage-Backed Securities 30 Yr. Pool 2.500%, TBA (e)	2,015,000	2,050,666

		46,920,632

U.S. Treasury—2.7%
U.S. Treasury Bonds
1.125%, 05/15/40	1,365,000	1,196,401
1.250%, 05/15/50	820,000	696,327
1.375%, 08/15/50	135,000	118,257
1.625%, 11/15/50 (b)	1,530,000	1,425,470
1.875%, 02/15/41	940,000	930,416
1.875%, 02/15/51	2,530,000	2,503,119
1.875%, 11/15/51	165,000	163,685
2.000%, 11/15/41	135,000	136,540
2.000%, 02/15/50	307,000	311,833
2.000%, 08/15/51	70,000	71,356
2.250%, 05/15/41	1,215,000	1,276,130
2.250%, 08/15/46	236,000	249,533
2.250%, 08/15/49	115,000	123,081
2.375%, 11/15/49	570,000	626,154
2.375%, 05/15/51	360,000	397,631
2.500%, 02/15/45	2,810,000	3,090,232
2.750%, 08/15/42	1,600,000	1,823,000
2.750%, 11/15/42	2,080,000	2,370,550
2.875%, 05/15/43	1,000,000	1,162,031
2.875%, 08/15/45	5,000	5,871

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.000%, 11/15/44	79,000	94,207
3.000%, 02/15/47	65,000	78,660
3.750%, 11/15/43	852,000	1,126,737
3.875%, 08/15/40	410,000	540,383
4.250%, 05/15/39	350,000	479,855
4.375%, 02/15/38	165,000	227,365
4.375%, 11/15/39	320,000	445,987
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/22 (b)	7,475,000	7,474,476
Zero Coupon, 11/15/22 (b)	2,525,000	2,518,553
Zero Coupon, 02/15/32	2,375,000	2,005,581
U.S. Treasury Notes
0.375%, 01/31/26	120,000	116,091
0.375%, 09/30/27 (b)	300,000	283,957
0.500%, 02/28/26	1,780,000	1,729,451
0.625%, 08/15/30	250,000	233,145
0.875%, 06/30/26	1,305,000	1,284,304
0.875%, 11/15/30	3,500,000	3,327,598
1.250%, 03/31/28	1,695,000	1,679,904
1.250%, 06/30/28	1,630,000	1,613,318
1.250%, 08/15/31	275,000	268,855
1.625%, 05/15/31	480,000	486,075
1.750%, 02/28/22	1,175,000	1,178,080
1.750%, 05/15/23	7,802,000	7,930,611
2.125%, 05/31/26	2,250,000	2,337,012
2.250%, 11/15/25	210,000	218,728
2.500%, 02/28/26	30,000	31,579

		56,388,129

Total U.S. Treasury & Government Agencies (Cost $99,828,061)		103,308,761

Mutual Funds—3.2%

Investment Company Securities—3.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b) (Cost $68,676,053)	601,916	65,644,959

Convertible Preferred Stocks—2.5%

Banks—0.2%
Bank of America Corp. 7.250%	2,791	4,034,112

Capital Markets—0.4%
KKR & Co., Inc. 6.000%, 09/15/23	88,321	8,227,101

Diversified Financial Services—0.2%
AMG Capital Trust II 5.150%, 10/15/37	75,767	4,446,576

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Healthcare-Products—1.0%
Danaher Corp. 5.000%, 04/15/23 (b)	11,237	$19,531,816

Machinery—0.7%
Stanley Black & Decker, Inc. 5.250%, 11/15/22 (b)	129,927	14,186,729

Total Convertible Preferred Stocks (Cost $46,967,770)		50,426,334

Asset-Backed Securities—0.9%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	527,084
Carmax Auto Owner Trust 3.360%, 09/15/23	44,440	44,754
CarNow Auto Receivables Trust 2021-2 1.300%, 01/15/26 (144A)	430,000	428,196
Credit Acceptance Auto Loan Trust 2.390%, 04/16/29 (144A)	535,000	542,054
Drive Auto Receivables Trust 3.780%, 04/15/25	49,738	49,807
3.810%, 05/15/24	33,208	33,348
3.990%, 01/15/25	49,082	49,280
4.090%, 01/15/26	170,418	173,157
4.090%, 06/15/26	125,000	127,757
DT Auto Owner Trust 0.870%, 05/17/27 (144A)	266,000	261,868
2.730%, 07/15/25 (144A)	533,000	537,716
3.610%, 11/15/24 (144A)	86,482	86,626
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	530,000	542,079
Flagship Credit Auto Trust 3.790%, 12/16/24 (144A)	162,967	164,859
4.080%, 02/18/25 (144A)	625,000	645,491
4.110%, 10/15/24 (144A)	500,000	506,470
Ford Credit Auto Owner Trust 3.240%, 04/15/23	18,205	18,239
Sonoran Auto Receivables Trust 4.750%, 06/15/25	257,661	257,661
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	174,035	175,139
U.S. Auto Funding LLC 3.990%, 12/15/22 (144A)	19,308	19,323

		5,190,908

Asset-Backed - Credit Card—0.0%
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	375,000	376,242

Asset-Backed - Other—0.6%
American Homes 4 Rent Trust
3.786%, 10/17/36 (144A)	179,207	185,938

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust
4.691%, 10/17/52 (144A)	100,000	107,119
4.705%, 10/17/36 (144A)	100,000	105,020
AMSR Trust 3.218%, 04/17/37 (144A)	700,000	703,635
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	193,836	190,309
2.981%, 11/15/35 (144A)	197,904	197,605
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	366,351	378,286
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	129,350	130,403
CoreVest American Finance Trust 2.705%, 10/15/52 (144A)	453,477	463,264
3.163%, 10/15/52 (144A)	650,000	674,731
3.880%, 03/15/52 (144A)	320,000	349,335
Diamond Resorts Owner Trust 3.530%, 02/20/32 (144A)	354,193	359,548
4.190%, 01/21/31 (144A)	80,567	82,407
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	650,000	647,098
Foundation Finance Trust 3.860%, 11/15/34 (144A)	96,221	98,635
Legacy Mortgage Asset Trust 3.200%, 05/25/59 (144A) (f)	617,693	619,105
Lendmark Funding Trust 3.900%, 12/20/27 (144A)	600,000	608,098
LP LMS Asset Securitization Trust 1.750%, 01/15/29 (144A)	487,234	486,095
NRZ Excess Spread-Collateralized Notes 3.474%, 11/25/26 (144A)	431,497	431,051
3.844%, 12/25/25 (144A)	354,599	356,110
Octane Receivables Trust 3.160%, 09/20/23 (144A)	75,431	75,799
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	421,445	427,960
Pretium Mortgage Credit Partners I LLC 2.487%, 07/25/51 (144A) (f)	400,000	399,353
Pretium Mortgage Credit Partners LLC 2.240%, 09/27/60 (144A) (f)	440,973	437,020
Progress Residential Trust 4.466%, 08/17/35 (144A)	850,000	852,250
Regional Management Issuance Trust 3.430%, 11/15/28 (144A)	760,000	763,960
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	339,544	343,389
3.120%, 05/20/36 (144A)	184,948	186,630
Theorem Funding Trust 1.210%, 12/15/27 (144A)	400,113	399,323
Tricon American Homes Trust 3.198%, 03/17/38 (144A)	525,000	531,761
Verizon Owner Trust 3.230%, 04/20/23	613	614
VM DEBT LLC 7.500%, 06/15/24	500,000	500,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT CI LLC 1.992%, 05/25/51 (144A) (f)	247,937	$246,780
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (f)	319,634	317,718

		12,656,349

Total Asset-Backed Securities (Cost $18,174,530)		18,223,499

Mortgage-Backed Securities—0.7%

Collateralized Mortgage Obligations—0.4%
BVRT Financing Trust 3.084%, 11/10/22	365,859	365,228
FMC GMSR Issuer Trust 3.620%, 07/25/26 (144A) (c)	400,000	396,610
3.690%, 02/25/24	1,065,000	1,065,958
3.850%, 10/25/26 (144A) (c)	360,000	357,021
4.450%, 01/25/26 (144A) (c)	500,000	500,867
LHOME Mortgage Trust 3.228%, 10/25/24 (144A)	500,000	501,999
3.844%, 03/25/24 (144A)	62,714	62,826
3.868%, 07/25/24 (144A)	281,387	282,429
Seasoned Credit Risk Transfer Trust 3.500%, 03/25/58	773,071	802,615
3.500%, 07/25/58	470,633	497,388
Seasoned Loans Structured Transaction 3.500%, 11/25/28	1,139,747	1,175,258
Toorak Mortgage Corp. 3.721%, 09/25/22 (f)	317,561	318,265
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (c)	585,864	584,514
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	820,000	822,691

		7,733,669

Commercial Mortgage-Backed Securities—0.3%
Commercial Mortgage Trust 2.896%, 02/10/37 (144A)	650,000	656,826
3.402%, 02/10/37 (144A)	420,000	417,718
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	220,920
FREMF Mortgage Trust 3.530%, 12/25/51 (144A) (c)	500,000	524,620
GS Mortgage Securities Trust 3.805%, 10/10/35 (144A) (c)	440,000	461,170
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,420,000	1,427,379
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (c)	1,200,000	1,287,111
SBALR Commercial Mortgage Trust 2.825%, 02/13/53 (144A)	810,000	825,258

Commercial Mortgage-Backed Securities—(Continued)
SLG Office Trust 2.585%, 07/15/41 (144A)	390,000	399,080

		6,220,082

Total Mortgage-Backed Securities (Cost $13,836,547)		13,953,751

Preferred Stock—0.3%

Automobiles—0.3%
Volkswagen AG (Cost $5,406,045)	25,145	5,081,538

Foreign Government—0.0%

Sovereign—0.0%
Colombia Government International Bond 3.875%, 02/15/61	380,000	292,604
Mexico Government International Bond 4.280%, 08/14/41	200,000	207,250

Total Foreign Government (Cost $504,904)		499,854

Short-Term Investments—14.3%

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund 0.005% (i)	25,200	25,200

Repurchase Agreement—12.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $251,998,815; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $257,038,850	251,998,815	251,998,815

U.S. Treasury—2.0%
U.S. Treasury Bills 0.042%, 04/21/22 (j) (k)	40,000,000	39,991,150
0.043%, 02/10/22 (j) (l)	349,000	348,988

		40,340,138

Total Short-Term Investments (Cost $292,367,804)		292,364,153

Securities Lending Reinvestments (m)—3.0%

Certificates of Deposit—1.2%
Bank of Montreal 0.300%, 06/02/22	3,000,000	3,000,189
Barclays Bank plc 0.180%, 04/07/22	3,000,000	2,999,571

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial
Zero Coupon, 04/14/22	3,000,000	$2,997,960
Credit Suisse (NY) 0.270%, 03/18/22	2,000,000	2,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
MUFG Bank Ltd. 0.150%, 01/11/22	2,000,000	2,000,030
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,300,000	1,299,116
0.240%, 3M LIBOR + 0.020%, 03/25/22 (c)	2,000,000	2,000,002
Standard Chartered Bank (NY) 0.170%, 03/28/22	2,000,000	1,999,812
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	3,000,000	2,999,622

		25,296,442

Commercial Paper—0.5%
Macquarie Bank Ltd. 0.270%, 03/07/22	2,000,000	1,998,992
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	3,000,000	2,997,690
Thunder Bay Funding LLC 0.230%, 03/04/22	1,000,000	999,580
UBS AG 0.240%, 03/30/22	1,000,000	999,035
0.350%, 06/08/22	2,000,000	1,996,286

		10,990,697

Repurchase Agreements—0.6%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $1,000,340; collateralized by various Common Stock with an aggregate market value of $1,111,350	1,000,000	1,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $2,150,508; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $2,193,517	2,150,507	2,150,506
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023	3,000,000	3,000,000

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $2,067,649	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $500,204; collateralized by various Common Stock with an aggregate market value of $550,000	500,000	500,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $2,196,276	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $200,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $222,175	200,000	200,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $900,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $999,789	900,000	900,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,000,049; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,111,210	1,000,000	1,000,000

		12,750,506

Mutual Funds—0.7%
AB Government Money Market Portfolio, Institutional Class 0.010% (i)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (i)	10,000,000	10,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $64,041,038)		64,037,645

Total Investments—101.6% (Cost $1,866,501,313)		2,079,830,561
Other assets and liabilities (net)—(1.6)%		(33,575,232)

Net Assets—100.0%		$2,046,255,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $241,851, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $87,927,817 and the collateral received consisted of cash in the amount of $64,035,699 and non-cash collateral with a value of $26,380,171. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(j)	The rate shown represents current yield to maturity.
(k)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $25,484,560.
(l)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $335,988.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $91,150,683, which is 4.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Massachusetts Mutual Life Insurance Co., 5.077%, 02/15/69	02/28/19	$195,000	$195,000	$241,851

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	5,141,987	SSBT	01/31/22	USD	5,575,294	$71,685
EUR	2,707,854	RBC	01/31/22	USD	3,053,733	30,822
EUR	2,789,517	RBC	01/31/22	USD	3,135,629	41,951
EUR	2,340,737	SSBT	01/31/22	USD	2,651,797	14,570
EUR	5,827,906	SSBT	01/31/22	USD	6,683,493	(44,840)
JPY	152,933,400	CBNA	01/31/22	USD	1,344,483	(14,721)

Contracts to Deliver
CHF	3,494,528	CBNA	01/31/22	USD	3,792,879	(44,844)
CHF	23,183,707	SSBT	01/31/22	USD	25,261,429	(199,140)
EUR	4,592,030	RBC	01/31/22	USD	5,182,133	(48,715)
EUR	2,882,907	RBC	01/31/22	USD	3,260,790	(23,172)
EUR	2,645,743	RBC	01/31/22	USD	2,986,285	(27,520)
EUR	2,300,674	RBC	01/31/22	USD	2,600,307	(20,424)
EUR	1,505,181	RBC	01/31/22	USD	1,705,269	(9,304)
EUR	1,352,559	RBC	01/31/22	USD	1,532,350	(8,369)
EUR	128,728,934	SSBT	01/31/22	USD	149,818,029	3,181,023
EUR	2,608,952	SSBT	01/31/22	USD	2,992,883	20,987
EUR	2,160,904	SSBT	01/31/22	USD	2,506,572	45,054
EUR	1,269,232	SSBT	01/31/22	USD	1,441,149	(4,653)
JPY	2,785,442,445	RBC	01/31/22	USD	24,467,832	248,296
JPY	291,561,380	RBC	01/31/22	USD	2,567,038	31,900
JPY	246,993,557	RBC	01/31/22	USD	2,149,753	2,134

Net Unrealized Appreciation						$3,242,720

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/18/22	871	EUR	37,344,125	$1,549,957
FTSE 100 Index Futures	03/18/22	110	GBP	8,056,400	257,811
MSCI EAFE Index Mini Futures	03/18/22	800	USD	92,872,000	1,986,344
Russell 2000 Index E-Mini Futures	03/18/22	53	USD	5,943,420	89,727
S&P 500 Index E-Mini Futures	03/18/22	447	USD	106,352,475	1,262,253
TOPIX Index Futures	03/10/22	114	JPY	2,270,880,000	481,653
U.S. Treasury Note 10 Year Futures	03/22/22	266	USD	34,704,688	(28,801)
U.S. Treasury Note 2 Year Futures	03/31/22	44	USD	9,599,563	(8,055)
U.S. Treasury Ultra Long Bond Futures	03/22/22	44	USD	8,673,500	86,092

Futures Contracts—Short
Euro-Bobl Futures	03/08/22	(693)	EUR	(92,335,320)	827,617
MSCI Emerging Markets Index Mini Futures	03/18/22	(398)	USD	(24,403,370)	(504,049)
U.S. Treasury Long Bond Futures	03/22/22	(276)	USD	(44,280,750)	(52,295)
U.S. Treasury Note 10 Year Futures	03/22/22	(748)	USD	(97,590,625)	(287,202)
U.S. Treasury Note 5 Year Futures	03/31/22	(35)	USD	(4,234,180)	(3,327)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(88)	USD	(12,886,500)	(126,071)
United Kingdom Long Gilt Bond Futures	03/29/22	(387)	GBP	(48,336,300)	1,055,084

Net Unrealized Appreciation					$6,586,738

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.240%	Annually	11/09/31	USD	129,010,000	$(987,585)	$21,675	$(1,009,260)
Pay	12M SOFR	Annually	1.291%	Annually	12/09/31	USD	117,600,000	(367,676)	(19,195)	(348,481)
Pay	12M SOFR	Annually	1.294%	Annually	12/27/31	USD	104,550,000	(320,561)	(4,489)	(316,072)
Pay	12M SOFR	Annually	1.321%	Annually	12/03/31	USD	142,810,000	(34,317)	49,589	(83,906)
Pay	12M SOFR	Annually	1.477%	Annually	11/26/31	USD	92,970,000	1,345,406	(3,607)	1,349,013

Totals								$(364,733)	$43,973	$(408,706)

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.

Currencies

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,985,392	$11,322,898	$—	$15,308,290
Air Freight & Logistics	3,540,523	2,733,271	—	6,273,794
Airlines	4,802,402	—	—	4,802,402
Automobiles	4,249,559	4,429,511	—	8,679,070
Banks	35,024,195	43,222,994	—	78,247,189
Beverages	13,055,702	16,466,416	—	29,522,118
Biotechnology	20,508,803	1,695,288	—	22,204,091
Building Products	8,621,135	5,416,217	—	14,037,352
Capital Markets	12,966,007	9,158,171	—	22,124,178
Chemicals	5,362,547	7,781,345	—	13,143,892
Commercial Services & Supplies	493,068	—	—	493,068
Communications Equipment	1,589,472	—	—	1,589,472
Construction & Engineering	561,605	8,598,257	—	9,159,862
Construction Materials	1,328,168	644,291	—	1,972,459
Consumer Finance	4,018,675	—	—	4,018,675
Containers & Packaging	2,207,417	—	—	2,207,417
Diversified Consumer Services	301,105	—	—	301,105
Diversified Financial Services	3,825,107	—	—	3,825,107
Diversified Telecommunication Services	2,504,576	—	—	2,504,576
Electric Utilities	10,544,292	6,424,123	—	16,968,415
Electrical Equipment	5,527,359	6,860,917	—	12,388,276
Electronic Equipment, Instruments & Components	2,084,639	7,799,637	—	9,884,276
Entertainment	6,508,665	1,125,097	—	7,633,762
Equity Real Estate Investment Trusts	16,879,058	—	—	16,879,058
Food & Staples Retailing	2,062,474	2,495,148	—	4,557,622
Food Products	2,484,910	7,940,858	—	10,425,768
Health Care Equipment & Supplies	14,781,927	10,481,251	—	25,263,178
Health Care Providers & Services	15,975,157	—	—	15,975,157
Hotels, Restaurants & Leisure	17,257,692	410,913	—	17,668,605
Household Durables	2,468,694	8,486,085	—	10,954,779
Household Products	9,080,520	148,989	—	9,229,509
Industrial Conglomerates	1,225,413	925,487	—	2,150,900
Insurance	17,830,300	28,816,473	—	46,646,773
Interactive Media & Services	18,146,985	7,148,104	—	25,295,089
Internet & Direct Marketing Retail	22,805,220	7,878,351	—	30,683,571
IT Services	19,249,254	11,632,712	—	30,881,966
Life Sciences Tools & Services	4,151,778	4,771,435	—	8,923,213
Machinery	11,845,152	23,254,567	—	35,099,719
Media	12,394,091	—	—	12,394,091
Metals & Mining	384,500	10,853,623	—	11,238,123
Multi-Utilities	1,366,836	4,950,153	—	6,316,989
Multiline Retail	1,732,205	465,674	—	2,197,879
Oil, Gas & Consumable Fuels	16,954,450	7,648,991	—	24,603,441
Personal Products	459,418	4,150,920	—	4,610,338
Pharmaceuticals	12,482,795	20,495,957	—	32,978,752
Professional Services	1,786,611	7,644,969	—	9,431,580
Real Estate Management & Development	832,055	—	—	832,055

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Road & Rail	$10,608,704	$—	$—	$10,608,704
Semiconductors & Semiconductor Equipment	44,252,552	10,490,079	—	54,742,631
Software	27,426,323	—	—	27,426,323
Specialty Retail	13,584,815	2,858,422	—	16,443,237
Technology Hardware, Storage & Peripherals	21,095,207	—	—	21,095,207
Textiles, Apparel & Luxury Goods	2,098,205	20,161,673	—	22,259,878
Thrifts & Mortgage Finance	—	3,758,673	—	3,758,673
Tobacco	906,680	838,312	—	1,744,992
Trading Companies & Distributors	—	3,776,999	—	3,776,999
Wireless Telecommunication Services	3,912,121	—	—	3,912,121
Total Common Stocks	502,132,515	346,163,251	—	848,295,766
Total Convertible Bonds*	—	363,557,315	—	363,557,315
Total Corporate Bonds & Notes*	—	254,436,986	—	254,436,986
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	—	46,420,319	500,313	46,920,632
U.S. Treasury	—	56,388,129	—	56,388,129
Total U.S. Treasury & Government Agencies	—	102,808,448	500,313	103,308,761
Total Mutual Funds*	65,644,959	—	—	65,644,959
Total Convertible Preferred Stocks*	50,426,334	—	—	50,426,334
Total Asset-Backed Securities*	—	18,223,499	—	18,223,499
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	7,733,669	—	7,733,669
Commercial Mortgage-Backed Securities	—	6,220,082	—	6,220,082
Total Mortgage-Backed Securities	—	13,953,751	—	13,953,751
Total Preferred Stock*	—	5,081,538	—	5,081,538
Total Foreign Government*	—	499,854	—	499,854
Short-Term Investments
Mutual Funds	25,200	—	—	25,200
Repurchase Agreement	—	251,998,815	—	251,998,815
U.S. Treasury	—	40,340,138	—	40,340,138
Total Short-Term Investments	25,200	292,338,953	—	292,364,153
Securities Lending Reinvestments
Certificates of Deposit	—	25,296,442	—	25,296,442
Commercial Paper	—	10,990,697	—	10,990,697
Repurchase Agreements	—	12,750,506	—	12,750,506
Mutual Funds	15,000,000	—	—	15,000,000
Total Securities Lending Reinvestments	15,000,000	49,037,645	—	64,037,645
Total Investments	$633,229,008	$1,446,101,240	$500,313	$2,079,830,561

Collateral for Securities Loaned (Liability)	$—	$(64,035,699)	$—	$(64,035,699)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,688,422	$—	$3,688,422
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(445,702)	—	(445,702)
Total Forward Contracts	$—	$3,242,720	$—	$3,242,720
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,596,538	$—	$—	$7,596,538
Futures Contracts (Unrealized Depreciation)	(1,009,800)	—	—	(1,009,800)
Total Futures Contracts	$6,586,738	$—	$—	$6,586,738
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,349,013	$—	$1,349,013
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,757,719)	—	(1,757,719)
Total Centrally Cleared Swap Contracts	$—	$(408,706)	$—	$(408,706)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $1,303,125 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,827,831,746
Repurchase Agreement at value which equals cost	251,998,815
Cash	1,140,413
Cash denominated in foreign currencies (c)	6,573,188
Cash collateral (d)	19,179,000
Unrealized appreciation on forward foreign currency exchange contracts	3,688,422
Receivable for:
Investments sold	4,834,889
Fund shares sold	711
Dividends and interest	4,492,316
Variation margin on centrally cleared swap contracts	2,332,289
Prepaid expenses	6,021

Total Assets	2,122,077,810
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	445,702
Collateral for securities loaned	64,035,699
Payables for:
Investments purchased	5,021,672
TBA securities purchased	2,049,535
Fund shares redeemed	896,976
Foreign taxes	437,504
Variation margin on futures contracts	526,188
Accrued Expenses:
Management fees	1,139,563
Distribution and service fees	430,127
Deferred trustees’ fees	238,116
Other expenses	601,399

Total Liabilities	75,822,481

Net Assets	$2,046,255,329

Net Assets Consist of:
Paid in surplus	$1,588,962,338
Distributable earnings (Accumulated losses) (e)	457,292,991

Net Assets	$2,046,255,329

Net Assets
Class B	$2,046,255,329
Capital Shares Outstanding*
Class B	151,465,657
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,614,502,498.
(b)	Includes securities loaned at value of $87,927,817.
(c)	Identified cost of cash denominated in foreign currencies was $6,538,542.
(d)	Includes collateral of $19,174,000 for futures contracts and $5,000 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $437,504.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$22,396,328
Interest (b)	13,637,132
Securities lending income	291,523

Total investment income	36,324,983
Expenses
Management fees	14,928,419
Administration fees	105,676
Custodian and accounting fees	555,371
Distribution and service fees—Class B	5,179,793
Audit and tax services	116,545
Legal	47,022
Trustees’ fees and expenses	51,036
Shareholder reporting	46,354
Insurance	14,687
Miscellaneous	56,283

Total expenses	21,101,186
Less management fee waiver	(1,210,958)

Net expenses	19,890,228

Net Investment Income	16,434,755

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	189,228,881
Futures contracts	69,444,013
Swap contracts	(32,684,068)
Foreign currency transactions	1,067,895
Forward foreign currency transactions	5,531,736

Net realized gain (loss)	232,588,457

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(70,999,680)
Futures contracts	(1,257,234)
Swap contracts	5,476,872
Foreign currency transactions	(77,191)
Forward foreign currency transactions	8,981,408

Net change in unrealized appreciation (depreciation)	(57,875,825)

Net realized and unrealized gain (loss)	174,712,632

Net Increase (Decrease) in Net Assets From Operations	$191,147,387

(a)	Net of foreign withholding taxes of $1,404,843.
(b)	Net of foreign withholding taxes of $6,771.
(c)	Net of foreign capital gains tax of $20,656.
(d)	Includes change in foreign capital gains tax of $(25,491).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,434,755	$20,359,256
Net realized gain (loss)	232,588,457	102,783,868
Net change in unrealized appreciation (depreciation)	(57,875,825)	103,494,808

Increase (decrease) in net assets from operations	191,147,387	226,637,932

From Distributions to Shareholders
Class B	(119,954,822)	(96,510,751)

Total distributions	(119,954,822)	(96,510,751)

Increase (decrease) in net assets from capital share transactions	(95,441,025)	(139,610,587)

Total increase (decrease) in net assets	(24,248,460)	(9,483,406)

Net Assets
Beginning of period	2,070,503,789	2,079,987,195

End of period	$2,046,255,329	$2,070,503,789

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	2,542,186	$33,805,838	1,903,165	$22,977,389
Reinvestments	9,213,120	119,954,822	8,601,672	96,510,751
Redemptions	(18,732,596)	(249,201,685)	(21,642,092)	(259,098,727)

Net increase (decrease)	(6,977,290)	$(95,441,025)	(11,137,255)	$(139,610,587)

Increase (decrease) derived from capital shares transactions		$(95,441,025)		$(139,610,587)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.07	$12.27	$10.79	$12.45	$10.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.12	0.16	0.18	0.15
Net realized and unrealized gain (loss)	1.12	1.28	1.64	(1.01)	1.64

Total income (loss) from investment operations	1.23	1.40	1.80	(0.83)	1.79

Less Distributions
Distributions from net investment income	(0.07)	(0.28)	(0.32)	(0.19)	(0.30)
Distributions from net realized capital gains	(0.72)	(0.32)	0.00	(0.64)	0.00

Total distributions	(0.79)	(0.60)	(0.32)	(0.83)	(0.30)

Net Asset Value, End of Period	$13.51	$13.07	$12.27	$10.79	$12.45

Total Return (%) (b)	9.64	12.23	16.91	(7.19)	16.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.03	1.02	1.03	1.02
Net ratio of expenses to average net assets (%) (c)	0.96	0.97	0.96	0.96 (d)	0.97 (d)
Ratio of net investment income (loss) to average net assets (%)	0.79	1.04	1.39	1.53	1.32
Portfolio turnover rate (%)	61 (e)	51 (e)	51	89	68
Net assets, end of period (in millions)	$2,046.3	$2,070.5	$2,080.0	$2,005.9	$2,124.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017.
(e)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 60% and 49% for the years ended December 31, 2021 and 2020, respectively.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $25,200 in the Subsidiary, representing less than 0.05% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $40,964 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $251,998,815, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,750,506, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,320,175)	$—	$—	$—	$(17,320,175)
Convertible Bonds	(8,039,103)	—	—	—	(8,039,103)
Convertible Preferred Stocks	(14,730,303)	—	—	—	(14,730,303)
Corporate Bonds & Notes	(4,978,261)	—	—	—	(4,978,261)
Mutual Funds	(14,042,741)	—	—	—	(14,042,741)
U.S. Treasury & Government Agencies	(4,925,116)	—	—	—	(4,925,116)
Total Borrowings	$(64,035,699)	$—	$—	$—	$(64,035,699)
Gross amount of recognized liabilities for securities lending transactions					$(64,035,699)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s

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Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,349,013	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$1,757,719
	Unrealized appreciation on futures contracts (b) (c)	1,968,793	Unrealized depreciation on futures contracts (b) (c)	505,751
Equity	Unrealized appreciation on futures contracts (b) (c)	5,627,745	Unrealized depreciation on futures contracts (b) (c)	504,049
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,688,422	Unrealized depreciation on forward foreign currency exchange contracts	445,702

Total		$12,633,973		$3,213,221

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Canada	$355,103	$(137,504)	$—	$217,599
State Street Bank and Trust Co.	3,333,319	(248,633)	—	3,084,686

	$3,688,422	$(386,137)	$—	$3,302,285

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$59,565	$—	$—	$59,565
Royal Bank of Canada	137,504	(137,504)	—	—
State Street Bank and Trust Co.	248,633	(248,633)	—	—

	$445,702	$(386,137)	$—	$59,565

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$5,531,736	$5,531,736
Futures contracts	3,549,552	65,894,461	—	69,444,013
Swap contracts	(32,684,068)	—	—	(32,684,068)

	$(29,134,516)	$65,894,461	$5,531,736	$42,291,681

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$8,981,408	$8,981,408
Futures contracts	1,490,711	(2,747,945)	—	(1,257,234)
Swap contracts	5,476,872	—	—	5,476,872

	$6,967,583	$(2,747,945)	$8,981,408	$13,201,046

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$225,318,681
Futures contracts long	348,203,586
Futures contracts short	(235,737,174)
Swap contracts	609,435,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and

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sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for

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all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$60,370,863	$967,869,072	$63,910,662	$1,054,902,011

Purchases and sales of TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$20,874,274	$20,951,824

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7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$14,928,419	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,874,165,830

Gross unrealized appreciation	239,367,666
Gross unrealized (depreciation)	(34,000,703)

Net unrealized appreciation (depreciation)	$205,366,964

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$69,847,111	$86,072,816	$50,107,711	$10,437,935	$119,954,822	$96,510,751

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,994,149	$197,173,337	$205,363,621	$—	$457,531,107

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Global Active Allocation Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-50

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-52

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-53

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2021 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2021. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and outperformed the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021, underperformed its blended benchmark for the three- and five-year periods, and outperformed its blended benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-54

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 33.01% and 32.74%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 28.27%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index relentlessly marched higher in 2021, unfazed by several bouts of volatility, returning 28.71% for the year. The Energy and Real Estate sectors, which were the laggards of 2020, contributed most this year, rising by 54.35% and 46.14%, respectively. While all sectors ended in the green, Utilities and Consumer Staples sectors failed to keep up the pace, returning 17.67% and 18.63%, respectively.

Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout the year, with the S&P 500 Index posting a historic record of 70 all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for the year. The rally was not without its challenges, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze (price increase forcing investors that are short the stock to repurchase before they otherwise would have) whipsawed the U.S. equity market in the first quarter, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new Omicron variant were identified, triggering a sell-off in November. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, tightened lockdowns and restrictions in some parts of Asia and Europe, along with rising COVID-19 cases globally, remain as potential areas of concern.

Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000 Index, as they returned 28.71% vs. 14.82%, respectively. Value narrowly underperformed growth as the Russell 3000 Value Index returned 25.37% and the Russell 3000 Growth Index rose by 25.85%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Financials and Health Care sectors contributed most to relative performance during the 12 month period. On a stock specific basis, overweight positions in Arena Pharmaceuticals and ArcBest were the top contributors to performance. Within Health Care, our overweight allocation in Arena Pharmaceuticals buoyed performance after it was announced that Pfizer would be acquiring the company. Under the terms of agreement, Pfizer will acquire all the outstanding shares of Arena for $100 per share in an all-cash transaction for a total equity value of ~$6.7 billion. Additionally, within Industrials, an overweight in ArcBest contributed throughout the year as the company has posted a series of strong earnings reports. Most recently, ArcBest beat analysts’ revenue and earnings per share expectations for its third quarter of 2021 report. With the COVID-19 reopening putting stress on the global supply chain, trucking and logistics companies have jumped into the spotlight during recent months. Additionally, the bankruptcy of Central Freight Lines, a less-than-truckload carrier, which was in business for 96 years, provided ArcBest the ability to gain more market share.

Alternatively, weak stock selection in the Communication Services and Industrials sectors detracted most from performance during the 12 month period. On a stock specific basis, underweight positions in GameStop and Avis Budget Group were the top detractors from performance. Within Consumer Discretionary, an underweight in GameStop hurt performance over the 2021 calendar year. Early in the year, an online investing community, which has over nine million members, targeted the company for investment and piled into the stock, sending shares significantly higher. Additionally, within Industrials, an underweight allocation to Avis Budget Group detracted from performance after shares rose sharply when the company posted strong third quarter results. The company’s buyback was also larger than anticipated and management announced it will add more electric cars to its fleet, which fared well with investors.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three different factors: valuation, earnings quality and capital deployment (management quality). Earnings quality seeks companies that generate quality earnings and assesses how well they’re converted into cash flows. Within capital deployment, the factor favors companies that utilize these cash flows for the best possible return based on its peer group. Lastly, all companies are assessed through multiple valuation metrics to ensure the Portfolio is investing in what we believe are attractively valued companies. During the period, the earnings quality, capital deployment and valuation factors were all additive.

As of December 31, 2021, our largest relative sector overweights were in the Industrials and Information Technology sectors, and our largest relative underweights were in the Consumer Discretionary and Utilities sectors.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

Futures contracts are utilized to effectively gain targeted equity exposure from cash positions. Futures performed as expected by the managers over the period.

Phillip Hart

Wonseok Choi

Jonathan Tse

Akash Gupta

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	33.01	8.60	11.45
Class B	32.74	8.34	11.18
Russell 2000 Value Index	28.27	9.07	12.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
TRI Pointe Group, Inc.	1.2
Allscripts Healthcare Solutions, Inc.	1.1
EMCOR Group, Inc.	1.0
CIT Group, Inc.	1.0
ArcBest Corp.	0.9
Ovintiv, Inc.	0.9
New Jersey Resources Corp.	0.9
BellRing Brands, Inc. - Class A	0.8
American States Water Co.	0.8
AMC Entertainment Holdings, Inc. - Class A	0.8

Top Sectors

% of Net Assets
Financials	26.0
Industrials	16.1
Health Care	10.6
Real Estate	10.6
Information Technology	6.4
Consumer Discretionary	6.3
Energy	5.8
Materials	4.6
Utilities	4.0
Communication Services	3.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.76%	$1,000.00	$1,035.20	$3.90
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$1,034.00	$5.18
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
AAR Corp. (a)	13,000	$507,390
Astronics Corp. (a)	42,900	514,800
Moog, Inc. - Class A	10,100	817,797

		1,839,987

Air Freight & Logistics—0.9%
Atlas Air Worldwide Holdings, Inc. (a) (b)	5,800	545,896
Hub Group, Inc. - Class A (a)	50,200	4,228,848

		4,774,744

Airlines—0.6%
Hawaiian Holdings, Inc. (a)	15,400	282,898
SkyWest, Inc. (a)	72,300	2,841,390

		3,124,288

Auto Components—0.5%
Adient plc (a)	37,800	1,809,864
American Axle & Manufacturing Holdings, Inc. (a)	14,700	137,151
Dana, Inc.	37,900	864,878

		2,811,893

Banks—16.1%
1st Source Corp.	18,091	897,314
American National Bankshares, Inc.	4,000	150,720
Associated Banc-Corp.	118,300	2,672,397
Atlantic Capital Bancshares, Inc. (a)	12,900	371,133
Atlantic Union Bankshares Corp.	1,500	55,935
Banner Corp.	7,000	424,690
Brookline Bancorp, Inc.	75,400	1,220,726
Bryn Mawr Bank Corp.	5,200	234,052
Business First Bancshares, Inc.	26,700	755,877
Byline Bancorp, Inc.	32,900	899,815
Cadence Bank	47,460	1,413,833
Cathay General Bancorp	97,800	4,204,422
Central Pacific Financial Corp.	75,201	2,118,412
CIT Group, Inc.	99,600	5,113,464
City Holding Co.	10,809	884,068
Columbia Banking System, Inc.	37,900	1,240,088
Community Bank System, Inc.	21,200	1,578,976
Community Trust Bancorp, Inc.	29,816	1,300,276
ConnectOne Bancorp, Inc.	28,500	932,235
Customers Bancorp, Inc. (a)	18,900	1,235,493
CVB Financial Corp. (b)	42,100	901,361
Eastern Bankshares, Inc. (b)	85,900	1,732,603
Enterprise Financial Services Corp.	35,500	1,671,695
Equity Bancshares, Inc. - Class A	12,000	407,160
Farmers National Banc Corp.	18,500	343,175
Financial Institutions, Inc.	11,699	372,028
First Bancorp	5,100	233,172
First Bancshares, Inc. (The)	7,200	278,064
First Commonwealth Financial Corp. (b)	161,700	2,601,753
First Community Bancshares, Inc.	10,100	337,542
First Financial Corp.	3,500	158,515
First Hawaiian, Inc.	15,900	434,547
First Interstate BancSystem, Inc. - Class A (b)	11,322	460,466

Banks—(Continued)
First Merchants Corp.	37,100	1,554,119
First Midwest Bancorp, Inc.	95,700	1,959,936
Flushing Financial Corp.	24,600	597,780
Fulton Financial Corp.	62,900	1,069,300
Glacier Bancorp, Inc.	23,900	1,355,130
Great Southern Bancorp, Inc.	6,100	361,425
Great Western Bancorp, Inc.	32,400	1,100,304
Hancock Whitney Corp.	19,100	955,382
Hilltop Holdings, Inc.	79,200	2,783,088
Home BancShares, Inc.	89,000	2,167,150
HomeStreet, Inc.	23,600	1,227,200
HomeTrust Bancshares, Inc.	26,700	827,166
Hope Bancorp, Inc.	260,729	3,835,324
Independent Bank Corp. /MA	14,272	1,163,596
Independent Bank Corp. /MI	9,200	219,604
Independent Bank Group, Inc.	12,700	916,305
Investors Bancorp, Inc.	163,200	2,472,480
Mercantile Bank Corp.	3,200	112,096
Meta Financial Group, Inc. (b)	11,700	698,022
Nicolet Bankshares, Inc. (a)	3,200	274,400
OceanFirst Financial Corp.	33,000	732,600
OFG Bancorp	17,445	463,339
Old National Bancorp	110,200	1,996,824
Origin Bancorp, Inc.	5,800	248,936
Pacific Premier Bancorp, Inc.	17,000	680,510
Peoples Bancorp, Inc.	8,400	267,204
Pinnacle Financial Partners, Inc.	8,300	792,650
Preferred Bank	3,000	215,370
QCR Holdings, Inc.	8,300	464,800
RBB Bancorp (b)	6,500	170,300
Renasant Corp.	2,400	91,080
Republic Bancorp, Inc. - Class A	5,000	254,200
Sandy Spring Bancorp, Inc.	26,300	1,264,504
Simmons First National Corp. - Class A	28,400	840,072
Tompkins Financial Corp.	3,759	314,177
TriState Capital Holdings, Inc. (a)	4,300	130,118
Trustmark Corp.	75,600	2,453,976
UMB Financial Corp.	37,400	3,968,514
United Community Banks, Inc. (b)	28,800	1,035,072
Valley National Bancorp	41,820	575,025
Veritex Holdings, Inc.	14,400	572,832
Washington Trust Bancorp, Inc. (b)	6,400	360,768
Webster Financial Corp.	18,700	1,044,208
WesBanco, Inc.	8,100	283,419
Westamerica Bancorp	27,600	1,593,348

		84,099,660

Biotechnology—5.0%
2seventy bio, Inc. (a)	22,566	578,366
89bio, Inc. (a)	22,500	294,075
Akebia Therapeutics, Inc. (a)	413,300	934,058
Allovir, Inc. (a) (b)	50,000	647,000
Arcus Biosciences, Inc. (a) (b)	45,478	1,840,495
Arena Pharmaceuticals, Inc. (a)	19,400	1,803,036
Bluebird Bio, Inc. (a)	67,700	676,323
Eagle Pharmaceuticals, Inc. (a)	28,700	1,461,404

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Enanta Pharmaceuticals, Inc. (a)	4,800	$358,944
Epizyme, Inc. (a)	32,300	80,750
Fate Therapeutics, Inc. (a) (b)	23,800	1,392,538
Frequency Therapeutics, Inc. (a) (b)	108,200	555,066
Iovance Biotherapeutics, Inc. (a) (b)	32,800	626,152
Lexicon Pharmaceuticals, Inc. (a)	215,500	849,070
Lyell Immunopharma, Inc. (a) (b)	83,800	648,612
NexImmune, Inc. (a) (b)	49,800	229,578
Nuvalent, Inc. - Class A (a) (b)	74,050	1,409,912
Protagonist Therapeutics, Inc. (a)	78,400	2,681,280
Prothena Corp. plc (a) (b)	36,500	1,803,100
Rallybio Corp. (a) (b)	62,431	595,592
REGENXBIO, Inc. (a)	76,300	2,495,010
Travere Therapeutics, Inc. (a)	95,400	2,961,216
Turning Point Therapeutics, Inc. (a)	25,500	1,216,350

		26,137,927

Building Products—0.3%
Cornerstone Building Brands, Inc. (a)	23,400	408,096
Quanex Building Products Corp. (b)	22,700	562,506
UFP Industries, Inc.	8,600	791,286

		1,761,888

Capital Markets—1.4%
AssetMark Financial Holdings, Inc. (a)	20,600	539,926
Blucora, Inc. (a)	22,600	391,432
Cowen, Inc. - Class A	27,900	1,007,190
Donnelley Financial Solutions, Inc. (a)	16,300	768,382
Federated Hermes, Inc. (b)	26,200	984,596
Piper Sandler Cos.	6,400	1,142,464
Stifel Financial Corp. (b)	20,850	1,468,257
Virtus Investment Partners, Inc. (b)	3,200	950,720

		7,252,967

Chemicals—2.1%
AdvanSix, Inc.	20,900	987,525
Avient Corp.	38,000	2,126,100
Ecovyst, Inc.	19,500	199,680
FutureFuel Corp.	37,100	283,444
HB Fuller Co.	18,200	1,474,200
Koppers Holdings, Inc. (a)	20,500	641,650
Minerals Technologies, Inc.	22,000	1,609,300
Orion Engineered Carbons S.A. (a)	20,500	376,380
Stepan Co.	6,300	783,027
Trinseo plc	9,200	482,632
Tronox Holding plc - Class A	85,100	2,044,953

		11,008,891

Commercial Services & Supplies—1.1%
ABM Industries, Inc.	55,100	2,250,835
ACCO Brands Corp.	107,250	885,885
Cimpress plc (a)	1,800	128,898
Ennis, Inc.	11,800	230,454
Healthcare Services Group, Inc. (b)	27,700	492,783
Heritage-Crystal Clean, Inc. (a)	12,600	403,452

Commercial Services & Supplies—(Continued)
HNI Corp.	11,000	462,550
Steelcase, Inc. - Class A	97,000	1,136,840

		5,991,697

Communications Equipment—0.9%
ADTRAN, Inc.	15,800	360,714
Harmonic, Inc. (a) (b)	139,200	1,636,992
NetScout Systems, Inc. (a)	80,200	2,653,016

		4,650,722

Construction & Engineering—3.6%
Arcosa, Inc.	17,500	922,250
Argan, Inc.	53,100	2,054,439
Comfort Systems USA, Inc.	14,600	1,444,524
EMCOR Group, Inc.	41,603	5,299,806
Fluor Corp. (a)	8,100	200,637
Granite Construction, Inc.	70,700	2,736,090
MasTec, Inc. (a)	25,700	2,371,596
Matrix Service Co. (a)	98,300	739,216
MYR Group, Inc. (a)	16,450	1,818,548
Primoris Services Corp.	29,400	705,012
Tutor Perini Corp. (a)	53,300	659,321

		18,951,439

Consumer Finance—1.4%
EZCORP, Inc. - Class A (a) (b)	14,800	109,076
FirstCash Holdings, Inc.	9,200	688,252
Navient Corp.	101,900	2,162,318
Nelnet, Inc. - Class A	15,200	1,484,736
PROG Holdings, Inc. (a)	59,900	2,702,089
Regional Management Corp.	5,600	321,776

		7,468,247

Containers & Packaging—0.2%
Greif, Inc. - Class A	15,500	935,735
Myers Industries, Inc.	6,000	120,060
TriMas Corp.	5,800	214,600

		1,270,395

Diversified Consumer Services—0.2%
Houghton Mifflin Harcourt Co. (a)	51,200	824,320

Diversified Telecommunication Services—0.5%
EchoStar Corp. - Class A (a) (b)	56,600	1,491,410
Liberty Latin America, Ltd. - Class A (a)	32,400	377,784
Liberty Latin America, Ltd. - Class C (a)	62,623	713,902

		2,583,096

Electric Utilities—0.7%
ALLETE, Inc.	5,200	345,020
IDACORP, Inc.	2,600	294,606
Otter Tail Corp.	6,200	442,804
Portland General Electric Co.	43,400	2,296,728
Via Renewables, Inc. (b)	15,800	180,594

		3,559,752

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.7%
AZZ, Inc.	11,100	$613,719
Fluence Energy, Inc. (a)	59,629	2,120,407
Powell Industries, Inc. (b)	33,100	976,119

		3,710,245

Electronic Equipment, Instruments & Components—3.0%
Belden, Inc.	5,800	381,234
Benchmark Electronics, Inc.	126,200	3,420,020
Knowles Corp. (a)	124,300	2,902,405
OSI Systems, Inc. (a) (b)	29,600	2,758,720
Sanmina Corp. (a)	36,200	1,500,852
ScanSource, Inc. (a)	55,300	1,939,924
TTM Technologies, Inc. (a)	60,500	901,450
Vishay Intertechnology, Inc.	76,000	1,662,120

		15,466,725

Energy Equipment & Services—0.9%
Bristow Group, Inc. (a) (b)	4,699	148,818
ChampionX Corp. (a)	34,500	697,245
Helmerich & Payne, Inc.	26,500	628,050
NexTier Oilfield Solutions, Inc. (a)	149,846	531,953
Oceaneering International, Inc. (a)	57,900	654,849
Oil States International, Inc. (a) (b)	53,600	266,392
Patterson-UTI Energy, Inc.	108,200	914,290
ProPetro Holding Corp. (a)	83,000	672,300
Solaris Oilfield Infrastructure, Inc. - Class A	25,200	165,060

		4,678,957

Entertainment—0.9%
AMC Entertainment Holdings, Inc. - Class A (a) (b)	157,100	4,273,120
Lions Gate Entertainment Corp. - Class A (a)	38,400	638,976

		4,912,096

Equity Real Estate Investment Trusts—10.0%
Acadia Realty Trust	6,200	135,346
Agree Realty Corp.	38,500	2,747,360
Alexander & Baldwin, Inc.	55,089	1,382,183
American Assets Trust, Inc.	21,400	803,142
Apple Hospitality REIT, Inc.	124,000	2,002,600
Broadstone Net Lease, Inc. (b)	41,400	1,027,548
CareTrust REIT, Inc.	36,500	833,295
Centerspace	12,600	1,397,340
Chatham Lodging Trust (a) (b)	14,100	193,452
City Office REIT, Inc.	53,000	1,045,160
Corporate Office Properties Trust	72,500	2,027,825
DiamondRock Hospitality Co. (a)	94,500	908,145
DigitalBridge Group, Inc. (a)	107,800	897,974
Easterly Government Properties, Inc.	27,800	637,176
Essential Properties Realty Trust, Inc.	21,200	611,196
First Industrial Realty Trust, Inc.	14,700	973,140
Four Corners Property Trust, Inc.	33,700	991,117
Getty Realty Corp. (b)	49,329	1,582,968
Gladstone Commercial Corp.	52,400	1,350,348
Global Medical REIT, Inc.	8,900	157,975
Healthcare Realty Trust, Inc. (b)	37,400	1,183,336

Equity Real Estate Investment Trusts—(Continued)
Highwoods Properties, Inc.	5,000	222,950
Independence Realty Trust, Inc.	56,000	1,446,480
Innovative Industrial Properties, Inc.	2,400	630,984
Kite Realty Group Trust	75,234	1,638,597
Lexington Realty Trust (b)	190,400	2,974,048
NexPoint Residential Trust, Inc.	1,888	158,271
Phillips Edison & Co., Inc. (b)	31,100	1,027,544
Physicians Realty Trust	81,800	1,540,294
Piedmont Office Realty Trust, Inc. - Class A	77,900	1,431,802
Plymouth Industrial REIT, Inc.	10,400	332,800
PotlatchDeltic Corp.	26,625	1,603,357
Retail Opportunity Investments Corp.	52,400	1,027,040
RLJ Lodging Trust	40,257	560,780
Ryman Hospitality Properties, Inc. (a)	4,400	404,624
Sabra Health Care REIT, Inc.	55,700	754,178
SITE Centers Corp.	59,000	933,970
STAG Industrial, Inc.	74,800	3,587,408
Summit Hotel Properties, Inc. (a)	12,000	117,120
Sunstone Hotel Investors, Inc. (a)	117,473	1,377,958
Tanger Factory Outlet Centers REIT, Inc.	25,800	497,424
Terreno Realty Corp.	43,800	3,735,702
UMH Properties, Inc.	35,100	959,283
Urban Edge Properties	30,100	571,900
Urstadt Biddle Properties, Inc. - Class A	13,100	279,030
Veris Residential, Inc. (a)	16,400	301,432
Xenia Hotels & Resorts, Inc. (a)	78,300	1,418,013

		52,421,615

Food & Staples Retailing—0.7%
Andersons, Inc. (The)	19,600	758,716
SpartanNash Co.	8,400	216,384
Sprouts Farmers Market, Inc. (a) (b)	71,000	2,107,280
United Natural Foods, Inc. (a)	11,700	574,236

		3,656,616

Food Products—0.7%
Darling Ingredients, Inc. (a)	42,400	2,937,896
Fresh Del Monte Produce, Inc.	12,000	331,200
Seneca Foods Corp. - Class A (a)	5,700	273,315

		3,542,411

Gas Utilities—1.5%
Brookfield Infrastructure Corp. - Class A	31,400	2,143,364
Chesapeake Utilities Corp.	1,300	189,553
New Jersey Resources Corp. (b)	110,400	4,533,024
Northwest Natural Holding Co.	5,200	253,656
Spire, Inc.	8,539	556,914

		7,676,511

Health Care Equipment & Supplies—1.3%
AngioDynamics, Inc. (a)	29,700	819,126
Bioventus, Inc. - Class A (a)	48,800	707,112
Integer Holdings Corp. (a)	24,000	2,054,160
Natus Medical, Inc. (a) (b)	85,400	2,026,542

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Utah Medical Products, Inc.	5,800	$580,000
Varex Imaging Corp. (a) (b)	18,900	596,295

		6,783,235

Health Care Providers & Services—1.6%
National HealthCare Corp.	4,100	278,554
Option Care Health, Inc. (a)	127,300	3,620,412
Owens & Minor, Inc.	10,800	469,800
Tenet Healthcare Corp. (a)	44,200	3,610,698
Tivity Health, Inc. (a) (b)	6,600	174,504

		8,153,968

Health Care Technology—1.7%
Allscripts Healthcare Solutions, Inc. (a)	309,400	5,708,430
Computer Programs & Systems, Inc. (a) (b)	5,100	149,430
Evolent Health, Inc. - Class A (a)	39,500	1,092,965
NextGen Healthcare, Inc. (a)	103,600	1,843,044

		8,793,869

Hotels, Restaurants & Leisure—0.4%
Del Taco Restaurants, Inc.	66,200	824,190
Marriott Vacations Worldwide Corp.	7,400	1,250,452

		2,074,642

Household Durables—2.4%
Hooker Furnishings Corp. (b)	13,500	314,280
Lifetime Brands, Inc.	13,700	218,789
Meritage Homes Corp. (a)	23,700	2,892,822
Taylor Morrison Home Corp. (a)	78,600	2,747,856
TRI Pointe Group, Inc. (a)	227,500	6,344,975

		12,518,722

Household Products—0.3%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	30,300	1,449,855

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class A	43,200	1,446,336
Clearway Energy, Inc. - Class C	43,000	1,549,290

		2,995,626

Insurance—1.6%
American Equity Investment Life Holding Co.	35,100	1,366,092
Argo Group International Holdings, Ltd.	19,319	1,122,627
CNO Financial Group, Inc.	85,900	2,047,856
Employers Holdings, Inc.	9,700	401,386
RLI Corp.	12,400	1,390,040
Selective Insurance Group, Inc.	13,400	1,097,996
Stewart Information Services Corp.	14,600	1,164,058

		8,590,055

Interactive Media & Services—0.7%
Cars.com, Inc. (a)	77,700	1,250,193
Liberty TripAdvisor Holdings, Inc. - Class A (a)	271,000	588,070

Interactive Media & Services—(Continued)
QuinStreet, Inc. (a)	48,000	873,120
Yelp, Inc. (a)	31,800	1,152,432

		3,863,815

IT Services—0.7%
BM Technologies, Inc. (a) (b)	4,693	43,222
CSG Systems International, Inc.	36,100	2,080,082
IBEX Holdings, Ltd. (a)	11,200	144,368
LiveRamp Holdings, Inc. (a)	31,400	1,505,630

		3,773,302

Life Sciences Tools & Services—0.3%
Singular Genomics Systems, Inc. (a) (b)	127,400	1,472,744

Machinery—2.3%
AGCO Corp.	16,000	1,856,320
Altra Industrial Motion Corp.	42,300	2,181,411
Barnes Group, Inc.	9,800	456,582
Douglas Dynamics, Inc.	6,942	271,154
EnPro Industries, Inc.	4,000	440,280
Hillenbrand, Inc.	33,900	1,762,461
Manitowoc Co., Inc. (The) (a)	24,400	453,596
Meritor, Inc. (a)	19,700	488,166
Terex Corp.	33,500	1,472,325
Wabash National Corp. (b)	84,550	1,650,416
Watts Water Technologies, Inc. - Class A	3,900	757,263

		11,789,974

Media—1.8%
AMC Networks, Inc. - Class A (a) (b)	61,200	2,107,728
Gray Television, Inc.	110,200	2,221,632
Hemisphere Media Group, Inc. (a) (b)	14,100	102,507
John Wiley & Sons, Inc. - Class A	62,500	3,579,375
Sinclair Broadcast Group, Inc. - Class A (b)	44,200	1,168,206

		9,179,448

Metals & Mining—1.5%
Alcoa Corp.	19,300	1,149,894
Arconic Corp. (a)	37,100	1,224,671
Cleveland-Cliffs, Inc. (a) (b)	49,200	1,071,084
Commercial Metals Co.	36,600	1,328,214
Hecla Mining Co. (b)	32,800	171,216
Materion Corp.	7,000	643,580
Schnitzer Steel Industries, Inc. - Class A	8,000	415,360
SunCoke Energy, Inc.	93,900	618,801
United States Steel Corp.	8,700	207,147
Warrior Met Coal, Inc.	21,200	545,052
Worthington Industries, Inc. (b)	8,700	475,542

		7,850,561

Mortgage Real Estate Investment Trusts—2.4%
Apollo Commercial Real Estate Finance, Inc.	13,300	175,028
Ares Commercial Real Estate Corp.	36,000	523,440
Blackstone Mortgage Trust, Inc. - Class A (b)	62,800	1,922,936

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Ellington Financial, Inc.	88,800	$1,517,592
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	26,800	1,423,616
KKR Real Estate Finance Trust, Inc.	69,700	1,451,851
Ladder Capital Corp.	89,300	1,070,707
MFA Financial, Inc.	262,800	1,198,368
Ready Capital Corp.	39,200	612,696
Redwood Trust, Inc.	147,300	1,942,887
TPG RE Finance Trust, Inc.	57,200	704,704

		12,543,825

Multi-Utilities—0.5%
Avista Corp.	22,700	964,523
Black Hills Corp.	15,200	1,072,664
Unitil Corp.	10,500	482,895

		2,520,082

Multiline Retail—0.7%
Macy’s, Inc.	133,400	3,492,412

Oil, Gas & Consumable Fuels—4.9%
Antero Resources Corp. (a)	136,100	2,381,750
Arch Resources, Inc.	11,400	1,041,048
Berry Corp.	114,200	961,564
CNX Resources Corp. (a)	130,000	1,787,500
CVR Energy, Inc.	50,300	845,543
Delek U.S. Holdings, Inc. (a)	43,029	645,005
Dorian LPG, Ltd. (b)	38,700	491,103
Falcon Minerals Corp. (b)	84,800	412,976
Green Plains, Inc. (a) (b)	42,200	1,466,872
Magnolia Oil & Gas Corp. - Class A (b)	85,100	1,605,837
Oasis Petroleum, Inc.	13,400	1,688,266
Ovintiv, Inc.	142,200	4,792,140
Par Pacific Holdings, Inc. (a)	16,800	277,032
PDC Energy, Inc.	73,500	3,585,330
Range Resources Corp. (a)	43,100	768,473
REX American Resources Corp. (a)	7,100	681,600
Talos Energy, Inc. (a)	15,500	151,900
Whiting Petroleum Corp. (a)	13,600	879,648
World Fuel Services Corp.	36,700	971,449

		25,435,036

Paper & Forest Products—0.8%
Clearwater Paper Corp. (a)	16,000	586,720
Glatfelter Corp. (b)	61,400	1,056,080
Louisiana-Pacific Corp.	6,600	517,110
Neenah, Inc.	5,400	249,912
Schweitzer-Mauduit International, Inc.	28,800	861,120
Verso Corp. - Class A	25,300	683,606

		3,954,548

Personal Products—1.1%
BellRing Brands, Inc. - Class A (a)	152,300	4,345,119
Edgewell Personal Care Co. (b)	35,600	1,627,276

		5,972,395

Pharmaceuticals—0.8%
Cymabay Therapeutics, Inc. (a)	250,500	846,690
Intra-Cellular Therapies, Inc. (a)	18,200	952,588
Lannett Co., Inc. (a) (b)	203,255	329,273
NGM Biopharmaceuticals, Inc. (a)	66,100	1,170,631
Nuvation Bio, Inc. (a) (b)	114,600	974,100

		4,273,282

Professional Services—2.5%
Barrett Business Services, Inc.	23,760	1,640,866
Heidrick & Struggles International, Inc.	23,300	1,018,909
Huron Consulting Group, Inc. (a)	21,000	1,047,900
Insperity, Inc.	1,800	212,598
KBR, Inc. (b)	20,200	961,924
Kelly Services, Inc. - Class A	46,800	784,836
Korn Ferry	31,000	2,347,630
ManTech International Corp. - Class A	28,900	2,107,677
TrueBlue, Inc. (a) (b)	100,300	2,775,301

		12,897,641

Real Estate Management & Development—0.5%
Kennedy-Wilson Holdings, Inc.	71,300	1,702,644
Realogy Holdings Corp. (a)	67,700	1,138,037

		2,840,681

Road & Rail—1.6%
ArcBest Corp.	40,600	4,865,910
Avis Budget Group, Inc. (a)	8,200	1,700,434
Covenant Logistics Group, Inc. (a)	7,200	190,296
Heartland Express, Inc.	71,900	1,209,358
Werner Enterprises, Inc.	7,600	362,216

		8,328,214

Semiconductors & Semiconductor Equipment—0.3%
Cohu, Inc. (a) (b)	29,800	1,135,082
Maxeon Solar Technologies, Ltd. (a)	1	14
Veeco Instruments, Inc. (a) (b)	7,000	199,290

		1,334,386

Software—1.5%
A10 Networks, Inc.	89,000	1,475,620
eGain Corp. (a)	76,200	760,476
Marathon Digital Holdings, Inc. (a) (b)	28,873	948,767
Ping Identity Holding Corp. (a)	125,600	2,873,728
SecureWorks Corp. - Class A (a)	14,151	225,991
Vonage Holdings Corp. (a)	84,300	1,752,597

		8,037,179

Specialty Retail—1.6%
Abercrombie & Fitch Co. - Class A (a) (b)	9,100	316,953
Bed Bath & Beyond, Inc. (a)	35,200	513,216
Conn’s, Inc. (a)	59,500	1,399,440
Genesco, Inc. (a)	7,400	474,858
ODP Corp. (The) (a)	34,800	1,366,944
Signet Jewelers, Ltd.	18,500	1,610,055

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Sleep Number Corp. (a) (b)	8,300	$635,780
Sonic Automotive, Inc. - Class A (b)	22,000	1,087,900
Zumiez, Inc. (a) (b)	23,100	1,108,569

		8,513,715

Textiles, Apparel & Luxury Goods—0.5%
G-III Apparel Group, Ltd. (a) (b)	56,600	1,564,424
Kontoor Brands, Inc.	8,500	435,625
Wolverine World Wide, Inc.	28,600	823,966

		2,824,015

Thrifts & Mortgage Finance—3.0%
Axos Financial, Inc. (a)	27,100	1,515,161
Essent Group, Ltd.	61,100	2,781,883
Kearny Financial Corp.	50,300	666,475
Luther Burbank Corp. (b)	25,500	358,020
Merchants Bancorp	3,800	179,854
MGIC Investment Corp.	51,300	739,746
Mr Cooper Group, Inc. (a)	27,400	1,140,114
NMI Holdings, Inc. - Class A (a)	37,500	819,375
Northfield Bancorp, Inc.	104,400	1,687,104
PennyMac Financial Services, Inc.	17,800	1,242,084
Premier Financial Corp.	14,080	435,213
Radian Group, Inc.	110,200	2,328,526
Washington Federal, Inc.	58,100	1,939,378

		15,832,933

Trading Companies & Distributors—2.1%
Boise Cascade Co.	13,100	932,720
GMS, Inc. (a)	42,300	2,542,653
Herc Holdings, Inc.	11,021	1,725,338
MRC Global, Inc. (a)	94,500	650,160
NOW, Inc. (a)	331,100	2,827,594
Titan Machinery, Inc. (a)	22,400	754,656
Veritiv Corp. (a)	12,900	1,581,153

		11,014,274

Water Utilities—0.8%
American States Water Co.	41,500	4,292,760

Total Common Stocks (Cost $410,068,460)		507,574,283

Short-Term Investment—2.8%

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $14,685,484; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $14,979,283.	14,685,484	14,685,484

Total Short-Term Investments (Cost $14,685,484)		14,685,484

Securities Lending Reinvestments(c)— 5.4%
Security Description	Principal Amount*	Value

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	200,000	199,864

Commercial Paper—0.2%
UBS AG 0.240%, 03/30/22	1,000,000	999,035

Repurchase Agreements—4.4%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by various Common Stock with an aggregate market value of $4,445,400.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $2,928,593; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $2,987,163.	2,928,591	2,928,591
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $500,204; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $300,004; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $306,005.	300,000	300,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $800,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $816,377.	800,000	800,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,900,026; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,938,823.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,000,078; collateralized by various Common Stock with an aggregate market value of $2,222,643.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $2,300,036; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,555,016.	2,300,000	$2,300,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,000,046; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,110,877.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,100,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,222,331.	1,100,000	1,100,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $1,000,014; collateralized by various Common Stock with an aggregate market value of $1,111,139.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,439,119; collateralized by various Common Stock with an aggregate market value of $2,710,095.	2,439,024	2,439,024
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		23,267,615

Mutual Funds—0.8%
Allspring Government Money Market Fund, Select Class 0.030% (d)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $28,466,955)		28,466,514

Total Investments—105.3% (Cost $453,220,899)		550,726,281
Other assets and liabilities (net)—(5.3)%		(27,807,182)

Net Assets—100.0%		$522,919,099

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $27,940,151 and the collateral received consisted of cash in the amount of $28,465,645 and non-cash collateral with a value of $392,013. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/18/22	127	USD	14,241,780	$240,467

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$507,574,283	$—	$—	$507,574,283
Total Short-Term Investment*	—	14,685,484	—	14,685,484
Securities Lending Reinvestments
Certificate of Deposit	—	199,864	—	199,864
Commercial Paper	—	999,035	—	999,035
Repurchase Agreements	—	23,267,615	—	23,267,615
Mutual Funds	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	24,466,514	—	28,466,514
Total Investments	$511,574,283	$39,151,998	$—	$550,726,281

Collateral for Securities Loaned (Liability)	$—	$(28,465,645)	$—	$(28,465,645)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$240,467	$—	$—	$240,467

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$550,726,281
Cash	5,867
Cash denominated in foreign currencies (c)	7,587
Cash collateral for futures contracts	800,000
Receivable for:
Fund shares sold	12,053
Dividends	737,559
Prepaid expenses	1,594

Total Assets	552,290,941
Liabilities
Collateral for securities loaned	28,465,645
Payables for:
Investments purchased	128,148
Fund shares redeemed	80,232
Variation margin on futures contracts	25,996
Accrued Expenses:
Management fees	294,111
Distribution and service fees	6,519
Deferred trustees’ fees	189,880
Other expenses	181,311

Total Liabilities	29,371,842

Net Assets	$522,919,099

Net Assets Consist of:
Paid in surplus	$280,668,518
Distributable earnings (Accumulated losses)	242,250,581

Net Assets	$522,919,099

Net Assets
Class A	$491,551,676
Class B	31,367,423
Capital Shares Outstanding*
Class A	24,548,362
Class B	1,586,095
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.02
Class B	19.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $453,220,899.
(b)	Includes securities loaned at value of $27,940,151.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$7,879,291
Securities lending income	246,011

Total investment income	8,125,302
Expenses
Management fees	4,206,844
Administration fees	32,479
Custodian and accounting fees	165,243
Distribution and service fees—Class B	79,916
Audit and tax services	61,565
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	25,306
Insurance	3,716
Miscellaneous	11,401

Total expenses	4,677,479
Less management fee waiver	(530,665)
Less broker commission recapture	(55,619)

Net expenses	4,091,195

Net Investment Income	4,034,107

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	146,610,602
Futures contracts	431,627

Net realized gain (loss)	147,042,229

Net change in unrealized appreciation (depreciation) on:
Investments	8,029,117
Futures contracts	127,571
Foreign currency transactions	48

Net change in unrealized appreciation (depreciation)	8,156,736

Net realized and unrealized gain (loss)	155,198,965

Net Increase (Decrease) in Net Assets From Operations	$159,233,072

(a)	Net of foreign withholding taxes of $9,207.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,034,107	$5,958,873
Net realized gain (loss)	147,042,229	11,960,250
Net change in unrealized appreciation (depreciation)	8,156,736	33,165,429

Increase (decrease) in net assets from operations	159,233,072	51,084,552

From Distributions to Shareholders
Class A	(18,090,895)	(6,291,281)
Class B	(1,110,594)	(315,696)

Total distributions	(19,201,489)	(6,606,977)

Increase (decrease) in net assets from capital share transactions	(161,956,479)	(2,099,466)

Total increase (decrease) in net assets	(21,924,896)	42,378,109

Net Assets
Beginning of period	544,843,995	502,465,886

End of period	$522,919,099	$544,843,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	650,709	$12,511,250	5,526,353	$59,201,886
Reinvestments	913,220	18,090,895	549,937	6,291,281
Redemptions	(9,980,306)	(185,204,843)	(4,864,048)	(66,208,200)

Net increase (decrease)	(8,416,377)	$(154,602,698)	1,212,242	$(715,033)

Class B
Sales	188,430	$3,643,730	446,427	$4,770,002
Reinvestments	56,692	1,110,594	27,888	315,696
Redemptions	(654,035)	(12,108,105)	(502,131)	(6,470,131)

Net increase (decrease)	(408,913)	$(7,353,781)	(27,816)	$(1,384,433)

Increase (decrease) derived from capital shares transactions		$(161,956,479)		$(2,099,466)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.60	$14.89	$14.16	$17.61	$18.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.16	0.24	0.23	0.23
Net realized and unrealized gain (loss)	5.00	0.72	2.33	(2.40)	0.37

Total income (loss) from investment operations	5.14	0.88	2.57	(2.17)	0.60

Less Distributions
Distributions from net investment income	(0.23)	(0.17)	(0.22)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.49)	0.00	(1.62)	(1.04)	(0.86)

Total distributions	(0.72)	(0.17)	(1.84)	(1.28)	(1.10)

Net Asset Value, End of Period	$20.02	$15.60	$14.89	$14.16	$17.61

Total Return (%) (b)	33.01	6.34	19.53	(13.76)	3.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.75	0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	0.76	1.32	1.61	1.31	1.31
Portfolio turnover rate (%)	63	76	52	53	40
Net assets, end of period (in millions)	$491.6	$514.1	$472.7	$398.1	$502.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.42	$14.71	$14.01	$17.42	$17.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.13	0.20	0.18	0.18
Net realized and unrealized gain (loss)	4.94	0.72	2.29	(2.36)	0.36

Total income (loss) from investment operations	5.04	0.85	2.49	(2.18)	0.54

Less Distributions
Distributions from net investment income	(0.19)	(0.14)	(0.17)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.49)	0.00	(1.62)	(1.04)	(0.86)

Total distributions	(0.68)	(0.14)	(1.79)	(1.23)	(1.06)

Net Asset Value, End of Period	$19.78	$15.42	$14.71	$14.01	$17.42

Total Return (%) (b)	32.74	6.11	19.15	(13.91)	3.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.10	1.09	1.09
Net ratio of expenses to average net assets (%) (c)	1.00	1.00	1.00	0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	0.52	1.07	1.35	1.05	1.05
Portfolio turnover rate (%)	63	76	52	53	40
Net assets, end of period (in millions)	$31.4	$30.8	$29.8	$27.2	$36.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $14,685,484. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,267,615. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$240,467

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$431,627

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$127,571

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,137,392

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$327,340,929	$0	$511,962,317

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,206,844	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$457,436,942

Gross unrealized appreciation	113,390,691
Gross unrealized (depreciation)	(19,860,885)

Net unrealized appreciation (depreciation)	$93,529,806

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$18,027,346	$6,606,977	$1,174,143	$—	$19,201,489	$6,606,977

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$82,145,336	$66,765,018	$93,530,108	$—	$242,440,462

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2021 and underperformed the median of its Performance Universe for the five-year period ended June 30, 2021. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the five-year period ended October 31, 2021 and outperformed its benchmark for the one- and three-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 14.57% and 14.26%, respectively. The Portfolio’s benchmarks, the MSCI World Index¹ and the FTSE World Government Bond Index², returned 21.82% and -6.97%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets posted robust returns in 2021, ending the year up over 22% (as measured by the MSCI World Index). Markets began the year buoyed by an improved growth outlook as COVID-19 vaccine rollouts began in earnest; the optimism carried through the second quarter of the year, with several indices hitting record highs, despite inflation and labor shortages emerging as risks. While waning COVID-19 pandemic optimism, continued supply chain issues, and regulatory and economic developments in China caused markets to pause in the second half of the year, they quickly regained their footing.

Equity performance was diversified with all sectors posting positive results. The Energy sector, however, far exceeded the group, registering a return of over 41% with oil demand rising amid supply constraints. The Information Technology, Financials, and Real Estate sectors also meaningfully outperformed the broader market. The Utilities, Consumer Staples, and Communication Services sector returns were into the double digits; however, they did not keep pace with overall market returns.

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred with the rollout of COVID-19 vaccines, allowed for a gradual restoration of normal business conditions. As the year progressed, an acceleration of inflation prompted the U.S. Federal Reserve (the “Fed”) to shift toward a tighter policy. In addition to tapering its bond-buying program, the Fed began to signal the likelihood of interest-rate increases in 2022. Together, these developments depressed returns across the bond market.

U.S. Treasuries posted negative returns in 2021. The first part of the year brought rising yields (and falling prices) for longer-term Treasuries, which tend to be highly sensitive to the economic growth outlook. Later in the year, short-term bonds experienced a sell-off of their own in response to the shift in the interest rate outlook. The ten-year note, which entered the year with a yield of 0.93%, traded up to 1.74% at the end of the first quarter; closing the year at 1.52%.

Investment grade corporate debt experienced a modest loss for the year. Although the category benefited from improving credit conditions and investors’ appetite for both risk and yield, it was adversely affected by the downturn in U.S. Treasuries. Alternatively, investors’ heightened risk tolerance translated to strong returns for high-yield corporates. Unlike investment grade bonds, high yield corporates tend to have lower interest rate sensitivity, which helped boost relative performance for the asset class. High yield was also supported from the general improvement in corporations’ earnings and balance sheets, as well as the surge in oil prices.

Emerging market bonds lost ground in 2021. Slowing growth in China and Brazil, together with a persistent uptrend in the U.S. dollar, were key factors weighing on the asset class.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity component of the Portfolio outperformed its benchmark, the MSCI World Index, for the 12 month period. Security selection in the Health Care sector was the largest contributor to relative results, followed by the Communication Services and Consumer Staples sectors. The Information Technology (“IT”), Materials, and Utilities (not having direct exposure) sectors also contributed on a relative basis. The largest individual contributor to results was ASML (Netherlands), a fabless semiconductor company. The company, with its critical manufacturing equipment, has been a beneficiary of the chip shortage which has prompted governments to make investments in semiconductor production. Specifically, the Biden administration announced it would study supply chains for critical industries and sought $37 billion for chip manufacturing onshore while the European Union outlined a plan to produce 20% of the world’s chips by 2030. Shares were also supported as ASML’s customers announced intentions to increase spending and ASML increased its guidance. Shares of Nvidia, a fabless semiconductor company, also outperformed over the period. The company held a positive investor day where management outlined its product roadmap, which included a central processing unit (CPU) for specific artificial intelligence (AI) workloads rounding out the company’s data center offering, and a full range of simple hardware to full stack solutions for autonomous driving. Management also discussed offering its services on a stand-alone basis (i.e., separate from hardware) in either a license or subscription model, which would be margin accretive. Later in the year, shares were supported by Facebook’s announcement that it would increase its spending on data center and related infrastructure. Nvidia also released a strong earnings report later in the fourth quarter, which extended the stock’s rally. Lastly, shares of Alphabet, a technology company, outperformed as the company delivered several quarters of strong operating results despite investor concerns of Apple’s iOS privacy changes and supply chain restrictions impacting digital advertising demand. The company recorded its highest operating margin in 10 years.

In equities, the Consumer Discretionary, Financials, and Utilities sectors detracted from relative returns, along with not having direct exposure to the Energy and Real Estate sectors. The largest individual detractor for the period was Peloton, an interactive at-home fitness company. Shares underperformed as the company reported weakening demand for its equipment and ongoing supply chain headwinds. The company’s changes to its business model significantly reduced our confidence in our alpha drivers and we consequently eliminated

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*—(Continued)

the position. Shares of Alibaba, a Chinese e-commerce company, also lagged along with the broader Chinese technology sector due to increased regulatory actions by the Chinese government. We believe these regulatory actions are eroding Alibaba’s competitive advantage; this along with general macro weakness in China and stronger competition in Alibaba’s core business lowered our conviction in the company’s ability to grow its intrinsic value. Therefore, we exited the position. Shares of Farfetch (United Kingdom), an online marketplace for luxury goods, underperformed. The company has faced headwinds including broad sector pressure and an increase in competition. We also eliminated our position in this company due to changes in our projection of the long-term profitability of the business.

The fixed income component of the Portfolio outperformed the FTSE World Government Bond Index during the period. Overweight allocations in Corporate Credit were the primary drivers of positive relative performance. Allocations to the Consumer Cyclical, Technology, Energy, Transportation, and Communications sectors were particularly helpful. Within Consumer Cyclicals, issuer selection in the Automotive industry was the top contributor to relative performance. Despite ongoing supply chain disruptions, favored issuers benefited from surging demand and unprecedented pricing power. The Portfolio’s risk-adjusted overweight to High Yield credit also contributed positively to performance, as tighter spreads were supported by fundamental credit improvement and lower default expectations. In particular, BB-rated and crossover holdings proved beneficial as lower quality generally outperformed higher quality. Issuer choices within Communications contributed to performance as the sector remained one of the more defensive industries, benefiting from strong consumer demand. Lastly, currency allocation also contributed to performance. The Portfolio’s underweight to the Japanese yen was particularly beneficial, as the yen finished the year as the worst performing G-10 currency. The Portfolio’s yield curve and duration positioning in the euro and British pound sterling pay markets were also additive.

In non-U.S. fixed income, security selection within the Financial Other and Finance Companies sectors detracted from performance. With respect to currency positioning, overweight positioning in the South Korean won, South African rand, and Mexican peso detracted from performance, as uneven economic recovery and broad U.S. dollar strength during the period weighed on performance of many emerging market currencies. Positioning along the U.S. dollar pay curve also detracted from performance during the period. In U.S. fixed income, underweight exposure to Securitized markets detracted from overall performance.

As a result of our bottom-up, fundamental analysis, the following equity securities were initiated in the Portfolio during the 12 month period: Descartes Systems (Canada), Cummins, Farfetch (United Kingdom), Nvidia, Salesforce, Mercari (Japan), LVMH (France), and PayPal. We eliminated our positions in Temenos (Switzerland), Nestle (Switzerland), NVR, Becton Dickinson, London Stock Exchange (United Kingdom), OpenText (Canada), Parker Hannifin, CGI Group (Canada), Farfetch (United Kingdom), Northrop Grumman, M&T Bank, Peloton, and Alibaba (China).

In fixed income, our focus shifted to identifying issuers whose credit fundamentals we believe could improve significantly, likely resulting in credit quality rating upgrades. We targeted name-specific High Yield and crossover issuers with strong liquidity and solid balance sheets that we believe would benefit further as the economy improved. We maintained an overweight in credit beta across a range of industries and ratings categories, with a focus on balance sheet strength. In both U.S. and non-U.S. fixed income, we gradually shortened our U.S. dollar duration positioning throughout the year, given views on improving economic outlook and the potential rise in rates.

Foreign exchange forwards were used to manage active currency positions and contributed to performance during the year. They were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without attractive cash bonds. U.S. Treasury Note futures were used to allow flexibility to change the overall duration of the Portfolio without necessarily having to alter the underlying investments, which allows the Portfolio to retain income and yield.

The allocation of the Portfolio as of December 31, 2021, was 68% equities, 14% U.S. fixed income, and 18% non-U.S. fixed income. The equity portion of the Portfolio had significant exposure to the IT, Consumer Discretionary, and Healthcare sectors. We did not own any securities in the Real Estate, Utilities, and Energy sectors. In fixed income, we remained selective in our overweight positions, reliant on sound fundamental credit analysis and bond picking. We continued to be tilted underweight with respect to duration, most notably in the Developed Markets space. The fixed income portion of the Portfolio held 68% of its bond exposure in Investment Grade bonds and 32% in High Yield bonds. The Portfolio held 54% in Corporate Credit bonds, of which 0.1% was in Bank Loans, 15.5% in Financials, 37% in Industrials, and 1.7% in Utilities. Duration

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*—(Continued)

positioning remained shorter relative to the benchmark within euro, Japanese yen, and British pound sterling denominated markets.

Matt Eagan

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	14.57	14.54	11.61
Class B	14.26	14.24	11.33
MSCI World Index	21.82	15.03	12.70
FTSE World Government Bond Index	-6.97	2.95	0.96

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Information Technology	23.2
Consumer Discretionary	10.7
Health Care	10.0
Industrials	6.5
Communication Services	5.1

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	15.6
Foreign Government	8.9
U.S. Treasury & Government Agencies	2.9
Convertible Bonds	2.0
Municipals	0.1

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021

Class A (a)	Actual	0.77%	$1,000.00	$1,053.20	$3.98
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,051.70	$5.27
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—69.2% of Net Assets

Security Description	Shares	Value

Banks—1.0%
HDFC Bank, Ltd.	259,564	$5,151,075

Capital Markets—3.2%
Goldman Sachs Group, Inc. (The)	8,820	3,374,091
S&P Global, Inc.	27,417	12,938,905

		16,312,996

Chemicals—4.5%
Linde plc	37,391	12,953,364
Sherwin-Williams Co. (The)	28,815	10,147,490

		23,100,854

Commercial Services & Supplies—0.8%
Copart, Inc. (a)	25,527	3,870,404

Electronic Equipment, Instruments & Components—0.7%
Halma plc	83,756	3,617,286

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	20,551	11,666,803

Health Care Providers & Services—2.6%
UnitedHealth Group, Inc.	26,101	13,106,356

Hotels, Restaurants & Leisure—3.5%
Airbnb, Inc. - Class A (a)	88,627	14,755,509
Vail Resorts, Inc. (b)	9,340	3,062,586

		17,818,095

Industrial Conglomerates—2.1%
Roper Technologies, Inc.	21,917	10,780,096

Insurance — 0.7%
AIA Group, Ltd.	350,200	3,530,513

Interactive Media & Services—5.1%
Alphabet, Inc. - Class A (a)	4,689	13,584,220
Alphabet, Inc. - Class C (a)	593	1,715,899
Meta Platforms, Inc. - Class A (a)	31,385	10,556,345

		25,856,464

Internet & Direct Marketing Retail—3.4%
Amazon.com, Inc. (a)	4,484	14,951,180
Mercari, Inc. (a)	50,700	2,583,137

		17,534,317

IT Services—9.1%
Accenture plc - Class A	29,388	12,182,795
MasterCard, Inc. - Class A	42,453	15,254,212
Nomura Research Institute, Ltd.	164,900	7,022,341
PayPal Holdings, Inc. (a)	46,413	8,752,563
VeriSign, Inc. (a)	12,713	3,226,814

		46,438,725

Life Sciences Tools & Services—7.4%
Danaher Corp.	46,603	15,332,853
IQVIA Holdings, Inc. (a)	52,435	14,794,011
Mettler-Toledo International, Inc. (a)	4,580	7,773,222

		37,900,086

Machinery—3.7%
Atlas Copco AB - A Shares	114,849	7,950,255
Cummins, Inc.	48,716	10,626,908

		18,577,163

Personal Products—2.0%
Estee Lauder Cos., Inc. (The) - Class A	27,451	10,162,360

Semiconductors & Semiconductor Equipment—9.0%
ASML Holding NV	21,381	17,048,626
NVIDIA Corp.	42,093	12,379,972
Taiwan Semiconductor Manufacturing Co., Ltd.	493,000	10,916,379
Texas Instruments, Inc.	29,824	5,620,929

		45,965,906

Software—4.4%
Dassault Systemes SE	63,833	3,786,712
Descartes Systems Group, Inc. (The) (a)	34,809	2,878,942
Dropbox, Inc. - Class A (a)	123,424	3,028,825
Salesforce.com, Inc. (a)	49,020	12,457,453

		22,151,932

Specialty Retail—1.9%
Home Depot, Inc. (The)	23,756	9,858,978

Textiles, Apparel & Luxury Goods—1.8%
Canada Goose Holdings, Inc. (a)	46,232	1,713,393
LVMH Moet Hennessy Louis Vuitton SE	9,033	7,454,035

		9,167,428

Total Common Stocks (Cost $214,482,014)		352,567,837

Corporate Bonds & Notes—15.6%

Aerospace/Defense—0.3%
Boeing Co. (The) 2.196%, 02/04/26	245,000	244,942
3.100%, 05/01/26 (b)	20,000	20,839
3.250%, 02/01/35	5,000	5,038
3.550%, 03/01/38	20,000	20,339
3.625%, 03/01/48	5,000	4,951
3.750%, 02/01/50	10,000	10,393
3.850%, 11/01/48	85,000	88,220
3.950%, 08/01/59 (b)	85,000	88,290
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	382,488

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
TransDigm, Inc.
5.500%, 11/15/27	85,000	$87,550
7.500%, 03/15/27	5,000	5,225
8.000%, 12/15/25 (144A)	340,000	358,690

		1,316,965

Airlines—0.3%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	194,672	197,786
4.125%, 12/15/27 (144A)	128,587	128,236
American Airlines Group, Inc. 3.750%, 03/01/25 (144A) (b)	10,000	9,350
American Airlines Pass-Through Trust 3.700%, 10/15/25	77,535	74,767
3.750%, 10/15/25	161,616	154,838
4.950%, 02/15/25	103,020	102,628
American Airlines, Inc. 11.750%, 07/15/25 (144A)	135,000	166,556
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A)	25,000	25,997
5.750%, 04/20/29 (144A)	30,000	32,062
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	285,000	304,238
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	36,438	38,184
United Airlines Pass-Through Trust 3.650%, 10/07/25	65,741	64,991
5.875%, 10/15/27	234,858	257,257
United Airlines, Inc. 4.375%, 04/15/26 (144A)	20,000	20,855
4.625%, 04/15/29 (144A)	30,000	30,938

		1,608,683

Auto Manufacturers—0.7%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	109,357
BMW U.S. Capital LLC 3.150%, 04/18/24 (144A)	195,000	203,625
4.150%, 04/09/30 (144A)	200,000	226,462
Ford Motor Co. 3.250%, 02/12/32	55,000	56,320
6.625%, 10/01/28	215,000	258,537
General Motors Co. 5.200%, 04/01/45	265,000	327,872
6.250%, 10/02/43	55,000	75,264
General Motors Financial of Canada, Ltd. 3.250%, 11/07/23 (CAD)	110,000	89,275
Hyundai Capital America 0.875%, 06/14/24 (144A)	350,000	343,214
2.650%, 02/10/25 (144A)	110,000	112,728
2.750%, 09/27/26 (144A)	500,000	510,603
6.375%, 04/08/30 (144A)	175,000	220,575
Hyundai Capital Services, Inc. 3.750%, 03/05/23 (144A)	260,000	267,568

Auto Manufacturers—(Continued)
Kia Corp. 1.750%, 10/16/26 (144A)	200,000	197,345
3.000%, 04/25/23 (144A)	380,000	390,373
Toyota Motor Corp. 2.362%, 03/25/31	305,000	314,263

		3,703,381

Auto Parts & Equipment—0.0%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	120,503

Banks—2.7%
ANZ New Zealand International Ltd. 1.250%, 06/22/26 (144A)	375,000	368,676
Banco Bilbao Vizcaya Argentaria S.A. 0.750%, 09/11/22 (EUR)	400,000	458,953
Banco Bradesco S.A. 2.850%, 01/27/23 (144A)	200,000	202,100
Banco de Chile 2.990%, 12/09/31 (144A)	200,000	197,152
Banco Santander Chile 3.177%, 10/26/31 (144A)	250,000	253,750
Banco Santander S.A. 1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	196,361
3.125%, 02/23/23	200,000	204,705
Bank of America Corp. 0.523%, SOFR + 0.410%, 06/14/24 (c)	255,000	253,308
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (c)	500,000	483,744
Bank of New Zealand 1.000%, 03/03/26 (144A)	250,000	243,174
Bank of Nova Scotia (The) 1.050%, 03/02/26	295,000	287,523
1.300%, 09/15/26	260,000	254,816
Barclays plc 3.650%, 03/16/25	225,000	237,646
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	393,487
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	379,152
Credit Agricole S.A. 3.250%, 10/04/24 (144A)	665,000	695,610
4.375%, 03/17/25 (144A)	200,000	214,764
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	520,000	529,127
Deutsche Bank AG 3.729%, SOFR + 2.757%, 01/14/32 (c)	204,000	208,553
DNB Bank ASA 1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	404,175
Goldman Sachs Group, Inc. (The) 0.657%, SOFR + 0.505%, 09/10/24 (c)	255,000	252,860
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	250,000	253,885
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	202,833

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Itau Unibanco Holding S.A. 2.900%, 01/24/23 (144A)	200,000	$202,100
Kookmin Bank 1.375%, 05/06/26 (144A)	315,000	311,050
Kreditanstalt fuer Wiederaufbau 1.250%, 08/28/23 (NOK)	4,220,000	478,172
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	211,276
Macquarie Group, Ltd. 1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	425,000	416,430
2.871%, SOFR + 1.532%, 01/14/33 (144A) (c)	505,000	503,472
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (c)	300,000	296,080
Mizuho Financial Group, Inc. 2.564%, 09/13/31	205,000	199,802
NatWest Markets plc 0.800%, 08/12/24 (144A)	200,000	196,694
Nordea Bank Abp 0.750%, 08/28/25 (144A)	410,000	399,569
Royal Bank of Canada 0.875%, 01/20/26	305,000	296,757
1.200%, 04/27/26	235,000	230,833
2.250%, 11/01/24	350,000	359,263
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	100,000	104,914
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	282,425
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	307,087
Sumitomo Mitsui Financial Group, Inc. 1.402%, 09/17/26	310,000	302,578
TC Ziraat Bankasi AS 5.375%, 03/02/26 (144A)	250,000	225,529
Toronto-Dominion Bank (The) 3.500%, 07/19/23	335,000	349,085
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	389,360
Westpac Banking Corp. 1.953%, 11/20/28	400,000	398,399

		13,637,229

Beverages—0.1%
Anheuser-Busch InBev S.A. 2.000%, 01/23/35 (EUR)	345,000	430,163
Diageo Capital plc 2.125%, 04/29/32	200,000	198,372

		628,535

Building Materials—0.3%
Cemex S.A.B. de C.V. 3.875%, 07/11/31 (144A)	400,000	398,532
JELD-WEN, Inc. 4.625%, 12/15/25 (144A)	975,000	982,312

Building Materials—(Continued)
Masco Corp. 6.500%, 08/15/32	8,000	10,579
7.750%, 08/01/29	94,000	125,556

		1,516,979

Chemicals—0.3%
Ashland LLC 3.375%, 09/01/31 (144A)	135,000	133,987
Braskem Netherlands Finance B.V. 4.500%, 01/10/28	200,000	212,000
4.500%, 01/31/30	200,000	212,700
LG Chem, Ltd. 3.250%, 10/15/24 (144A)	200,000	210,432
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	125,000	129,569
Orbia Advance Corp. S.A.B. de C.V. 1.875%, 05/11/26 (144A)	210,000	206,932
4.000%, 10/04/27	200,000	213,802

		1,319,422

Commercial Services—0.2%
Adani Ports & Special Economic Zone, Ltd. 3.100%, 02/02/31 (144A)	200,000	190,368
4.200%, 08/04/27	280,000	290,533
Block, Inc. 3.500%, 06/01/31 (144A)	55,000	56,375
Edenred 1.875%, 03/06/26 (EUR)	200,000	242,366
Holding d’Infrastructures de Transport SAS 0.625%, 03/27/23 (EUR)	100,000	114,628
1.625%, 11/27/27 (EUR)	100,000	119,022
TriNet Group, Inc. 3.500%, 03/01/29 (144A)	85,000	84,681

		1,097,973

Computers—0.0%
Western Digital Corp. 2.850%, 02/01/29	10,000	10,096
3.100%, 02/01/32	10,000	10,073

		20,169

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.450%, 03/15/43	40,000	49,200

Diversified Financial Services—1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	260,000	264,881
Aircastle, Ltd. 5.250%, 5Y H15 + 4.410%, 06/15/26 (144A) (c)	35,000	35,700
Ally Financial, Inc. 4.700%, 5Y H15 + 3.868%, 05/15/26 (c)	125,000	129,688
4.700%, 7Y H15 + 3.481%, 05/15/28 (c)	105,000	108,234

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Antares Holdings L.P. 6.000%, 08/15/23 (144A)	255,000	$270,997
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	211,611
Brookfield Finance I UK plc 2.340%, 01/30/32	175,000	170,704
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	202,944
Nationstar Mortgage Holdings, Inc. 5.500%, 08/15/28 (144A)	130,000	132,600
Navient Corp. 5.625%, 08/01/33	260,000	247,651
OneMain Finance Corp. 5.625%, 03/15/23	135,000	141,015
8.250%, 10/01/23	65,000	71,581
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	200,000	206,653
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, 10/15/26 (144A)	430,000	426,775
3.625%, 03/01/29	720,000	712,005
3.875%, 03/01/31 (144A)	1,185,000	1,202,775
4.000%, 10/15/33 (144A)	360,000	364,637
Shriram Transport Finance Co. Ltd. 4.400%, 03/13/24	245,000	248,062
Unifin Financiera S.A.B. de C.V. 7.250%, 09/27/23	245,000	224,790
9.875%, 01/28/29 (b)	250,000	210,627

		5,583,930

Electric—0.6%
AES Corp. (The) 3.950%, 07/15/30 (144A)	20,000	21,308
Colbun S.A. 3.150%, 03/06/30	295,000	295,000
Edison International 4.950%, 04/15/25	20,000	21,751
EDP Finance B.V. 1.710%, 01/24/28 (144A)	205,000	199,411
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	200,000	189,702
Enel Chile S.A. 4.875%, 06/12/28	110,000	121,275
Engie Energia Chile S.A. 3.400%, 01/28/30	305,000	308,813
Engie S.A. 1.250%, 10/24/41 (EUR)	200,000	227,306
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	200,000	201,416
Naturgy Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	242,927
NRG Energy, Inc. 3.625%, 02/15/31 (144A)	80,000	78,000
Orsted AS 2.125%, 05/17/27 (GBP)	215,000	301,170

Electric—(Continued)
Pacific Gas and Electric Co. 3.500%, 08/01/50 (b)	130,000	120,427
3.950%, 12/01/47	175,000	168,556
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	486,169

		2,983,231

Energy-Alternate Sources—0.0%
Aydem Yenilenebilir Enerji AS 7.750%, 02/02/27 (144A)	210,000	169,499

Engineering & Construction—0.2%
Cellnex Telecom S.A. 1.750%, 10/23/30 (EUR)	400,000	437,474
Fraport AG Frankfurt Airport Services Worldwide 1.875%, 03/31/28 (EUR)	355,000	415,775
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	41,896
TopBuild Corp. 4.125%, 02/15/32 (144A)	40,000	41,050

		936,195

Entertainment—0.0%
Everi Holdings, Inc. 5.000%, 07/15/29 (144A) (b)	10,000	10,100
Penn National Gaming, Inc. 4.125%, 07/01/29 (144A)	35,000	33,950
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	110,000	117,150
7.250%, 11/15/29 (144A)	60,000	66,900

		228,100

Food—0.4%
BRF S.A. 4.875%, 01/24/30	365,000	369,657
Fonterra Co-operative Group, Ltd. 5.500%, 02/26/24 (AUD)	500,000	396,522
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.750%, 12/01/31 (144A)	85,000	86,275
Kraft Heinz Foods Co. 4.375%, 06/01/46	295,000	345,445
5.500%, 06/01/50	165,000	223,391
Pilgrim’s Pride Corp. 3.500%, 03/01/32 (144A)	120,000	121,200
4.250%, 04/15/31 (144A)	10,000	10,500
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	105,000	104,213
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	212,037

		1,869,240

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.500%, 08/01/24	200,000	212,502

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—(Continued)
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	$412,880
Suzano Austria GmbH 2.500%, 09/15/28	255,000	246,075
3.125%, 01/15/32	125,000	120,939
3.750%, 01/15/31	60,000	60,975

		1,053,371

Healthcare-Products—0.1%
Avantor Funding, Inc. 3.875%, 11/01/29 (144A)	100,000	101,091
DH Europe Finance II S.a.r.l. 0.750%, 09/18/31 (EUR)	140,000	158,520
Medtronic Global Holdings Co. 1.125%, 03/07/27 (EUR)	105,000	124,620

		384,231

Healthcare-Services—0.1%
Catalent Pharma Solutions, Inc. 3.125%, 02/15/29 (144A)	30,000	29,592
Centene Corp. 2.500%, 03/01/31	275,000	267,717
2.625%, 08/01/31	5,000	4,900
3.000%, 10/15/30	115,000	116,899
Charles River Laboratories International, Inc. 3.750%, 03/15/29 (144A)	20,000	20,200
4.000%, 03/15/31 (144A)	20,000	20,492
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A)	45,000	45,281

		505,081

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A)	225,000	246,121

Home Builders—0.0%
Beazer Homes USA, Inc. 7.250%, 10/15/29	120,000	133,764

Insurance—0.2%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	208,921
3.600%, 04/09/29	200,000	218,241
3.900%, 04/06/28 (144A)	260,000	286,893
Athene Global Funding 1.608%, 06/29/26 (144A)	100,000	98,157

		812,212

Internet—0.8%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	254,056
Baidu, Inc. 3.875%, 09/29/23	200,000	208,444

Internet—(Continued)
Expedia Group, Inc. 2.950%, 03/15/31	400,000	399,432
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	95,000	94,273
Netflix, Inc. 4.875%, 04/15/28	90,000	102,600
4.875%, 06/15/30 (144A) (b)	235,000	274,069
5.375%, 11/15/29 (144A)	25,000	29,688
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	200,000	203,296
3.280%, 04/11/24 (144A)	200,000	208,731
Uber Technologies, Inc. 4.500%, 08/15/29 (144A)	1,285,000	1,308,567
6.250%, 01/15/28 (144A) (b)	780,000	837,330
7.500%, 09/15/27 (144A)	120,000	130,595
Weibo Corp. 3.500%, 07/05/24	200,000	205,942

		4,257,023

Investment Companies—0.5%
Ares Capital Corp. 3.200%, 11/15/31	270,000	265,459
Barings BDC, Inc. 3.300%, 11/23/26 (144A)	60,000	59,342
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	1,185,000	1,155,375
Owl Rock Capital Corp. 2.875%, 06/11/28	270,000	265,026
4.250%, 01/15/26	480,000	504,754
Owl Rock Technology Finance Corp. 2.500%, 01/15/27	160,000	156,694
4.750%, 12/15/25 (144A)	230,000	244,832

		2,651,482

Iron/Steel—0.0%
ArcelorMittal 6.750%, 03/01/41	95,000	128,260

Leisure Time—0.4%
Carnival Corp. 5.750%, 03/01/27 (144A)	575,000	575,000
6.000%, 05/01/29 (144A) (b)	195,000	194,025
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	425,000	423,117
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	85,000	83,725
Royal Caribbean Cruises, Ltd. 4.250%, 07/01/26 (144A)	145,000	140,447
5.500%, 04/01/28 (144A)	450,000	455,202

		1,871,516

Lodging—0.3%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC
4.875%, 07/01/31 (144A) (b)	65,000	65,000
5.000%, 06/01/29 (144A)	50,000	51,250

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	90,000	$90,587
Travel + Leisure Co. 4.500%, 12/01/29 (144A)	1,070,000	1,079,079
4.625%, 03/01/30 (144A)	65,000	65,325
6.000%, 04/01/27	10,000	10,868
6.625%, 07/31/26 (144A)	10,000	11,088

		1,373,197

Machinery-Diversified—0.0%
John Deere Capital Corp. 0.450%, 06/07/24	125,000	123,441

Media—1.1%
AMC Networks, Inc. 4.250%, 02/15/29 (b)	45,000	44,719
Cable Onda S.A. 4.500%, 01/30/30 (144A)	200,000	205,360
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	1,325,000	1,336,633
4.250%, 01/15/34 (144A)	225,000	221,361
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.950%, 06/30/62	115,000	110,789
4.400%, 12/01/61	680,000	703,465
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	130,000	134,519
CSC Holdings LLC 4.625%, 12/01/30 (144A) (b)	1,025,000	969,906
5.375%, 02/01/28 (144A)	200,000	207,074
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 08/15/27 (144A)	40,000	40,948
DISH DBS Corp. 5.125%, 06/01/29	75,000	68,250
5.250%, 12/01/26 (144A)	225,000	228,552
5.875%, 11/15/24	475,000	487,949
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	206,883
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A)	120,000	121,694
5.250%, 08/15/27 (144A)	70,000	72,807
Time Warner Cable LLC 4.500%, 09/15/42	45,000	49,060
5.500%, 09/01/41	30,000	36,372
Videotron, Ltd. 5.125%, 04/15/27 (144A)	230,000	236,900

		5,483,241

Mining—0.6%
Anglo American Capital plc 2.625%, 09/10/30 (144A)	200,000	196,112
5.625%, 04/01/30 (144A)	200,000	236,970
AngloGold Ashanti Holdings plc 3.375%, 11/01/28	300,000	296,996

Mining—(Continued)
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	288,128
FMG Resources Pty, Ltd. 4.375%, 04/01/31 (144A) (b)	85,000	89,250
Freeport-McMoRan, Inc. 4.375%, 08/01/28	325,000	340,844
5.400%, 11/14/34	745,000	907,037
5.450%, 03/15/43	310,000	389,698
Glencore Funding LLC 1.625%, 09/01/25 (144A)	410,000	405,787
Novelis Corp. 4.750%, 01/30/30 (144A)	50,000	52,563

		3,203,385

Multi-National—0.3%
International Bank for Reconstruction & Development 1.200%, 07/22/26 (CAD)	1,315,000	1,023,204
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	556,564

		1,579,768

Oil & Gas—0.8%
Continental Resources, Inc. 2.875%, 04/01/32 (144A)	20,000	19,565
3.800%, 06/01/24 (b)	30,000	31,304
5.750%, 01/15/31 (144A)	85,000	100,098
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	201,280
Ecopetrol S.A. 5.875%, 05/28/45 (b)	325,000	310,784
Empresa Nacional del Petroleo 3.450%, 09/16/31 (144A)	205,000	195,265
EQT Corp. 3.125%, 05/15/26 (144A)	10,000	10,265
3.625%, 05/15/31 (144A)	155,000	160,813
3.900%, 10/01/27	50,000	53,626
5.000%, 01/15/29	35,000	38,763
Equinor ASA 3.625%, 04/06/40	355,000	394,397
Occidental Petroleum Corp. 6.625%, 09/01/30	280,000	346,500
8.875%, 07/15/30	220,000	296,705
Ovintiv, Inc. 6.500%, 08/15/34	75,000	96,500
6.500%, 02/01/38	5,000	6,487
6.625%, 08/15/37	25,000	32,727
7.200%, 11/01/31	5,000	6,516
7.375%, 11/01/31	5,000	6,518
8.125%, 09/15/30	10,000	13,298
Petrobras Global Finance B.V. 5.999%, 01/27/28	315,000	343,350
Petroleos Mexicanos 5.950%, 01/28/31	450,000	437,276
Qatar Energy 2.250%, 07/12/31 (144A)	305,000	302,123

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	$217,502
Range Resources Corp. 4.875%, 05/15/25	130,000	134,225
5.000%, 03/15/23	86,000	87,935
Southwestern Energy Co. 4.750%, 02/01/32	30,000	31,593
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A)	350,000	356,118

		4,231,533

Packaging & Containers—0.0%
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	114,298

Pharmaceuticals—0.6%
Bausch Health Cos., Inc. 5.000%, 01/30/28 (144A)	320,000	294,400
5.250%, 01/30/30 (144A) (b)	70,000	61,600
5.250%, 02/15/31 (144A) (b)	180,000	158,175
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (b)	250,000	262,075
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26	455,000	427,700
4.100%, 10/01/46	2,080,000	1,757,600
4.750%, 05/09/27	280,000	277,444

		3,238,994

Pipelines — 0.3%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	423,500
DCP Midstream Operating L.P. 3.250%, 02/15/32	230,000	231,725
5.125%, 05/15/29	35,000	39,550
Enbridge Energy Partners L.P. 7.375%, 10/15/45 (b)	90,000	140,349
Enbridge, Inc. 2.900%, 07/15/22	125,000	126,234
EnLink Midstream Partners L.P. 5.450%, 06/01/47	60,000	60,534
Hess Midstream Operations L.P. 4.250%, 02/15/30 (144A)	25,000	24,813
MPLX L.P. 4.500%, 07/15/23	10,000	10,410
4.875%, 06/01/25	40,000	43,770
Western Midstream Operating L.P. 5.300%, 02/01/30 (b)	35,000	38,467
5.300%, 03/01/48	60,000	72,300
5.450%, 04/01/44	15,000	17,925
5.500%, 08/15/48	10,000	11,945
6.500%, 02/01/50	50,000	59,125

		1,300,647

Real Estate—0.3%
Country Garden Holdings Co., Ltd. 2.700%, 07/12/26	270,000	230,215
3.300%, 01/12/31	290,000	246,598
8.000%, 01/27/24	245,000	246,218
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	229,242
Shimao Group Holdings, Ltd. 3.450%, 01/11/31	285,000	168,578
Sunac China Holdings, Ltd. 5.950%, 04/26/24	225,000	144,000

		1,264,851

Real Estate Investment Trusts—0.2%
EPR Properties 3.600%, 11/15/31	30,000	29,680
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32	45,000	45,243
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	125,000	129,372
Prologis Euro Finance LLC 0.250%, 09/10/27 (EUR)	320,000	360,520
0.375%, 02/06/28 (EUR)	110,000	124,557
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	191,372
Realty Income Corp. 1.625%, 12/15/30 (GBP)	125,000	165,137
SBA Communications Corp. 3.125%, 02/01/29 (144A)	155,000	148,800

		1,194,681

Retail—0.1%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/30 (144A)	80,000	78,600
Carvana Co. 5.500%, 04/15/27 (144A)	180,000	178,200
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	35,000	35,732
Yum! Brands, Inc. 4.625%, 01/31/32	175,000	185,958

		478,490

Semiconductors—0.1%
Broadcom, Inc. 3.187%, 11/15/36 (144A)	85,000	84,852
SK Hynix, Inc. 2.375%, 01/19/31 (144A)	300,000	288,709
Skyworks Solutions, Inc. 1.800%, 06/01/26	15,000	14,845
TSMC Arizona Corp. 2.500%, 10/25/31	200,000	202,545

		590,951

Software—0.0%
MSCI, Inc. 3.250%, 08/15/33 (144A)	50,000	50,562

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Oracle Corp. 3.950%, 03/25/51	70,000	$72,668

		123,230

Telecommunications—1.2%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	291,865
2.875%, 05/07/30	200,000	207,452
Bharti Airtel, Ltd. 3.250%, 06/03/31	305,000	308,385
CommScope Technologies LLC 5.000%, 03/15/27 (144A) (b)	580,000	542,300
CommScope, Inc. 4.750%, 09/01/29 (144A)	730,000	725,481
KT Corp. 2.500%, 07/18/26 (144A)	210,000	216,889
Millicom International Cellular S.A. 6.250%, 03/25/29 (144A)	180,000	195,696
6.625%, 10/15/26	180,000	188,550
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	417,400
4.755%, 11/11/24	200,000	208,700
Ooredoo International Finance, Ltd. 2.625%, 04/08/31 (144A)	250,000	250,938
T-Mobile USA, Inc. 2.400%, 03/15/29 (144A)	40,000	40,387
2.700%, 03/15/32 (144A)	75,000	75,462
3.375%, 04/15/29	760,000	774,394
3.500%, 04/15/31	425,000	442,162
3.875%, 04/15/30	355,000	388,282
Turk Telekomunikasyon AS 6.875%, 02/28/25	360,000	364,421
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	205,325
Verizon Communications, Inc. 2.850%, 09/03/41	40,000	39,461

		5,883,550

Transportation—0.1%
Canadian Pacific Railway Co. 1.750%, 12/02/26	265,000	265,956

Total Corporate Bonds & Notes (Cost $77,256,080)		79,282,508

Foreign Government—8.9%

Banks—0.1%
Corp. Financiera de Desarrollo S.A. 2.400%, 09/28/27 (144A)	365,000	354,963

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	262,744

Regional Government—0.2%
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	1,480,000	1,066,195
Province of Quebec Canada 2.300%, 09/01/29 (CAD)	310,000	253,191

		1,319,386

Sovereign—8.4%
Australia Government Bonds 0.500%, 09/21/26 (AUD)	1,150,000	805,059
5.500%, 04/21/23 (AUD)	950,000	737,014
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	5,875,000	1,011,653
Brazilian Government International Bonds 4.500%, 05/30/29	340,000	348,078
4.625%, 01/13/28	290,000	302,690
Canada Housing Trust No. 1 1.550%, 12/15/26 (144A) (CAD)	245,000	193,685
Canadian Government Bond 0.500%, 09/01/25 (CAD)	5,270,000	4,066,851
Chile Government International Bond 2.550%, 01/27/32	350,000	349,125
China Government Bonds 2.200%, 07/27/25 (CNY)	11,000,000	1,706,365
3.390%, 05/21/25 (CNY)	1,000,000	160,476
3.900%, 07/04/36 (CNY)	3,000,000	513,083
4.000%, 11/30/35 (CNY)	7,500,000	1,299,660
Colombia Government International Bond 3.875%, 04/25/27	200,000	201,500
Colombian TES 6.250%, 11/26/25 (COP)	1,305,500,000	308,765
7.500%, 08/26/26 (COP)	4,868,600,000	1,188,776
Dominican Republic International Bonds 4.500%, 01/30/30 (144A)	235,000	238,819
4.875%, 09/23/32 (144A)	150,000	152,437
6.000%, 07/19/28 (144A)	200,000	223,250
8.625%, 04/20/27 (144A)	200,000	238,400
Egypt Government International Bonds 5.250%, 10/06/25	200,000	201,508
7.625%, 05/29/32	200,000	189,118
Export-Import Bank of India 2.250%, 01/13/31 (144A)	310,000	291,392
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	203,696
6.750%, 08/09/22 (INR)	17,900,000	242,560
6.900%, 02/07/23 (INR)	70,500,000	962,409
French Republic Government Bond OAT 4.250%, 10/25/23 (EUR)	390,000	483,456
Indonesia Government International Bonds 2.850%, 02/14/30	200,000	208,365
4.125%, 01/15/25 (144A)	200,000	215,532
4.750%, 01/08/26	200,000	223,241
4.750%, 01/08/26 (144A)	200,000	223,241
Indonesia Treasury Bonds 7.000%, 09/15/30 (IDR)	5,500,000,000	399,789
7.500%, 05/15/38 (IDR)	6,358,000,000	464,830

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Ireland Government Bonds Zero Coupon, 10/18/31 (EUR)	405,000	$449,615
3.400%, 03/18/24 (EUR)	65,000	80,509
Israel Government Bond - Fixed 1.000%, 03/31/30 (ILS)	1,130,000	365,301
Italy Buoni Poliennali Del Tesoro 1.350%, 04/01/30 (EUR)	895,000	1,052,819
2.000%, 02/01/28 (EUR)	325,000	400,686
2.500%, 11/15/25 (EUR)	605,000	748,717
Japan Government Thirty Year Bond 0.500%, 03/20/49 (JPY)	335,000,000	2,799,695
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (d)	84,641,445	760,838
Korea Treasury Bonds 0.875%, 12/10/23 (KRW)	500,000,000	414,267
1.125%, 09/10/25 (KRW)	500,000,000	408,496
1.500%, 12/10/30 (KRW)	1,120,530,000	885,537
2.000%, 09/10/22 (KRW)	380,000,000	321,191
Malaysia Government Bond 3.480%, 03/15/23 (MYR)	3,295,000	802,956
Mexican Bonos 5.750%, 03/05/26 (MXN)	24,011,500	1,105,393
7.500%, 06/03/27 (MXN)	8,252,400	404,098
8.000%, 12/07/23 (MXN)	1,835,000	90,830
8.500%, 05/31/29 (MXN)	14,420,800	745,025
Mexico Government International Bonds 3.250%, 04/16/30 (b)	335,000	343,000
4.000%, 03/15/15 (EUR)	100,000	122,059
New Zealand Government Bonds 0.500%, 05/15/24 (NZD)	1,150,000	761,289
1.500%, 05/15/31 (NZD)	690,000	440,450
3.000%, 04/20/29 (NZD)	455,000	326,398
Nigeria Government International Bond 6.125%, 09/28/28 (144A)	200,000	192,732
Norway Government Bond 2.000%, 05/24/23 (144A) (NOK)	1,477,000	169,676
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	224,500
Peruvian Government International Bonds 2.392%, 01/23/26 (b)	125,000	126,876
3.000%, 01/15/34	245,000	244,020
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	286,834
Republic of Poland Government Bonds 1.250%, 10/25/30 (PLN)	3,000,000	613,324
3.250%, 07/25/25 (PLN)	1,445,000	352,241
iRepublic of South Africa Government International Bond 5.750%, 09/30/49	965,000	927,365
Romania Government Bond 4.150%, 10/24/30 (RON)	3,345,000	711,460
Romanian Government International Bond 2.000%, 04/14/33 (144A) (EUR)	120,000	124,368
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	1,120,000	860,567
2.750%, 07/01/23 (SGD)	515,000	393,689

Sovereign—(Continued)
South Africa Government Bonds 7.000%, 02/28/31 (ZAR)	11,655,000	614,804
8.875%, 02/28/35 (ZAR)	5,960,000	335,266
Spain Government Bonds 1.600%, 04/30/25 (144A) (EUR)	180,000	218,272
1.950%, 07/30/30 (144A) (EUR)	310,000	399,692
4.400%, 10/31/23 (144A) (EUR)	525,000	652,150
Sweden Government Bond 0.125%, 05/12/31 (144A) (SEK)	4,200,000	457,694
Turkey Government International Bonds 5.250%, 03/13/30	950,000	816,343
7.625%, 04/26/29 (b)	200,000	199,754
United Kingdom Gilt 1.500%, 07/22/26 (GBP)	640,000	896,059
2.750%, 09/07/24 (GBP)	215,000	306,757
4.250%, 06/07/32 (GBP)	125,000	223,627
Uruguay Government International Bonds 4.375%, 01/23/31	170,000	195,714
8.250%, 05/21/31 (UYU)	9,950,000	214,324

		42,942,100

Transportation—0.1%
Network Rail Infrastructure Finance plc 4.750%, 01/22/24 (GBP)	235,000	342,688

Total Foreign Government (Cost $46,560,589)		45,221,881

U.S. Treasury & Government Agencies—2.9%

U.S. Treasury—2.9%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (d)	261,512	265,333
0.375%, 07/15/27 (d)	1,153,008	1,279,126
0.625%, 04/15/23 (d)	2,616,067	2,734,710
U.S. Treasury Notes 0.125%, 01/31/23 (e)	535,000	533,161
0.125%, 03/31/23	1,315,000	1,308,938
0.125%, 04/30/23	510,000	507,271
0.125%, 12/15/23	1,005,000	993,458
0.500%, 11/30/23 (b)	2,270,000	2,261,310
0.750%, 03/31/26	5,060,000	4,963,939

Total U.S. Treasury & Government Agencies (Cost $14,638,482)		14,847,246

Convertible Bonds—2.0%

Airlines—0.3%
JetBlue Airways Corp. 0.500%, 04/01/26 (144A)	35,000	32,628
Southwest Airlines Co. 1.250%, 05/01/25	945,000	1,259,685

		1,292,313

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.6%
BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	2,110,000	$2,206,216
Ionis Pharmaceuticals, Inc. Zero Coupon, 04/01/26 (144A)	85,000	74,749
Livongo Health, Inc. 0.875%, 06/01/25	520,000	592,655

		2,873,620

Entertainment—0.0%
Penn National Gaming, Inc. 2.750%, 05/15/26	20,000	47,400
Zynga, Inc. Zero Coupon, 12/15/26 (144A)	160,000	146,015

		193,415

Healthcare-Services—0.3%
Teladoc Health, Inc. 1.250%, 06/01/27 (b)	1,380,000	1,256,662

Internet—0.2%
Expedia Group, Inc. Zero Coupon, 02/15/26 (144A)	5,000	5,753
Palo Alto Networks, Inc. 0.375%, 06/01/25	105,000	198,912
Twitter, Inc. Zero Coupon, 03/15/26 (144A)	115,000	102,994
Uber Technologies, Inc. Zero Coupon, 12/15/25	635,000	623,252
Zillow Group, Inc. 1.375%, 09/01/26	10,000	16,069

		946,980

Leisure Time—0.1%
NCL Corp., Ltd. 1.125%, 02/15/27 (144A)	625,000	585,187
Peloton Interactive, Inc. Zero Coupon, 02/15/26 (144A)	85,000	72,038

		657,225

Media—0.5%
Dish Network Corp. Zero Coupon, 12/15/25	580,000	582,900
3.375%, 08/15/26	2,320,000	2,196,003

		2,778,903

Software—0.0%
Nutanix, Inc. 0.250%, 10/01/27 (144A)	55,000	50,050
Splunk, Inc. 1.125%, 06/15/27	135,000	125,887

		175,937

Total Convertible Bonds (Cost $10,715,605)		10,175,055

Municipals—0.1%
Security Description	Shares/ Principal Amount*	Value
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $644,821)	645,000	677,603

Convertible Preferred Stocks—0.1%

Pipelines—0.0%
El Paso Energy Capital Trust 4.750%, 03/31/28	2,834	143,372

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	252	262,763

Total Convertible Preferred Stocks (Cost $383,847)		406,135

Floating Rate Loans (f)—0.0%

Healthcare-Products—0.0%
Medline Borrower L.P. Term Loan, 10/23/28 (g)	47,676	47,691

Lodging—0.0%
Hilton Grand Vacations Borrower LLC Term Loan, 08/02/28 (g)	56,833	56,993

Pharmaceuticals—0.0%
Jazz Financing Lux S.a.r.l. Term Loan, 05/05/28 (g)	47,880	48,132

Total Floating Rate Loans (Cost $151,627)		152,816

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	78,025	62,618

Total Mortgage-Backed Securities (Cost $72,813)		62,618

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $4,910,168; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $5,008,373.	4,910,168	4,910,168

Total Short-Term Investments (Cost $4,910,168)		4,910,168

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (h)—0.6%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $184,857; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $188,554.	184,857	$184,857
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $227,706; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $232,260.	227,705	227,705
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $38,677; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $39,451.	38,677	38,677
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $98,290; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $100,301.	98,289	98,289
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $200,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $204,087.	200,000	200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $250,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $277,719.	250,000	250,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $500,006; collateralized by various Common Stock with an aggregate market value of $552,682.	500,000	500,000

		1,499,528

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 0.030% (i)	500,000	500,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (i)	400,000	400,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (i)	500,000	500,000

Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (i)	100,000	100,000

		1,500,000

Total Securities Lending Reinvestments (Cost $2,999,529)		2,999,528

Total Investments—100.4% (Cost $372,815,575)		511,303,395
Other assets and liabilities (net)—(0.4)%		(1,873,677)

Net Assets—100.0%		$509,429,718

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $6,213,388 and the collateral received consisted of cash in the amount of $2,999,528 and non-cash collateral with a value of $3,409,670. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $165,429.
(f)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(g)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $42,723,436, which is 8.4% of net assets.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Country Diversification as of December 31, 2021 (Unaudited)	% of Net Assets
United States	64.4
United Kingdom	3.8
Netherlands	3.5
France	2.8
Japan	2.7
Canada	2.6
Taiwan	2.2
Sweden	1.7
India	1.3
China	1.1

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,450,000	HSBCU	03/16/22	USD	1,037,461	$17,670
EUR	14,867,000	MSC	03/16/22	USD	16,806,816	144,121
GBP	796,000	UBSA	03/16/22	USD	1,051,952	25,146
JPY	1,176,000,000	CSI	03/16/22	USD	10,380,714	(151,462)
KRW	813,000,000	BOA	03/16/22	USD	689,743	(6,782)

Contracts to Deliver
CAD	3,718,000	UBSA	03/16/22	USD	2,938,875	60
COP	7,721,975,000	CSI	03/16/22	USD	1,958,153	74,100
IDR	13,001,580,000	UBSA	03/16/22	USD	896,475	(10,200)
MXN	29,008,000	BOA	03/16/22	USD	1,362,262	(36,699)
NZD	660,000	MSC	03/16/22	USD	447,702	(3,840)

Cross Currency Contracts to Buy
EUR	364,387	MSC	03/16/22	NOK	3,786,000	(13,873)

Net Unrealized Appreciation						$38,241

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Depreciation
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(27)	USD	(3,953,813)	$(37,543)

Glossary of Abbreviations

Counterparties

(BOA)	—	Bank of America N.A.
(CSI)	—	Credit Suisse International
(HSBCU)	—	HSBC Bank USA
(MSC)	—	Morgan Stanley & Co.
(UBSA)	—	UBS AG

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$—	$5,151,075	$—	$5,151,075
Capital Markets	16,312,996	—	—	16,312,996
Chemicals	23,100,854	—	—	23,100,854
Commercial Services & Supplies	3,870,404	—	—	3,870,404
Electronic Equipment, Instruments & Components	—	3,617,286	—	3,617,286
Food & Staples Retailing	11,666,803	—	—	11,666,803
Health Care Providers & Services	13,106,356	—	—	13,106,356
Hotels, Restaurants & Leisure	17,818,095	—	—	17,818,095
Industrial Conglomerates	10,780,096	—	—	10,780,096
Insurance	—	3,530,513	—	3,530,513
Interactive Media & Services	25,856,464	—	—	25,856,464
Internet & Direct Marketing Retail	14,951,180	2,583,137	—	17,534,317
IT Services	39,416,384	7,022,341	—	46,438,725
Life Sciences Tools & Services	37,900,086	—	—	37,900,086
Machinery	10,626,908	7,950,255	—	18,577,163
Personal Products	10,162,360	—	—	10,162,360
Semiconductors & Semiconductor Equipment	18,000,901	27,965,005	—	45,965,906
Software	18,365,220	3,786,712	—	22,151,932
Specialty Retail	9,858,978	—	—	9,858,978
Textiles, Apparel & Luxury Goods	1,713,393	7,454,035	—	9,167,428
Total Common Stocks	283,507,478	69,060,359	—	352,567,837

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$79,282,508	$—	$79,282,508
Total Foreign Government*	—	45,221,881	—	45,221,881
Total U.S. Treasury & Government Agencies*	—	14,847,246	—	14,847,246
Total Convertible Bonds*	—	10,175,055	—	10,175,055
Total Municipals*	—	677,603	—	677,603
Convertible Preferred Stocks
Pipelines	143,372	—	—	143,372
Wireless Telecommunication Services	—	262,763	—	262,763

Total Convertible Preferred Stocks	143,372	262,763	—	406,135
Total Floating Rate Loans*	—	152,816	—	152,816
Total Mortgage-Backed Securities*	—	62,618	—	62,618
Total Short-Term Investment*	—	4,910,168	—	4,910,168
Securities Lending Reinvestments
Repurchase Agreements	—	1,499,528	—	1,499,528
Mutual Funds	1,500,000	—	—	1,500,000
Total Securities Lending Reinvestments	1,500,000	1,499,528	—	2,999,528
Total Investments	$285,150,850	$226,152,545	$—	$511,303,395

Collateral for Securities Loaned (Liability)	$—	$(2,999,528)	$—	$(2,999,528)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$261,097	$—	$261,097
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(222,856)	—	(222,856)
Total Forward Contracts	$—	$38,241	$—	$38,241
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(37,543)	$—	$—	$(37,543)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$511,303,395
Cash denominated in foreign currencies (c)	872,934
Unrealized appreciation on forward foreign currency exchange contracts	261,097
Receivable for: Investments sold	755,194
Fund shares sold	42,121
Dividends and interest	1,470,159
Prepaid expenses	1,461

Total Assets	514,706,361
Liabilities
Cash collateral for forward foreign currency exchange contracts	60,000
Unrealized depreciation on forward foreign currency exchange contracts	222,856
Collateral for securities loaned	2,999,528
Payables for: Investments purchased	895,225
Fund shares redeemed	142,287
Foreign taxes	147,181
Variation margin on futures contracts	7,172
Accrued Expenses: Management fees	295,352
Distribution and service fees	73,041
Deferred trustees’ fees	224,081
Other expenses	209,920

Total Liabilities	5,276,643

Net Assets	$509,429,718

Net Assets Consist of: Paid in surplus	$316,350,818
Distributable earnings (Accumulated losses) (d)	193,078,900

Net Assets	$509,429,718

Net Assets
Class A	$161,382,755
Class B	348,046,963
Capital Shares Outstanding*
Class A	8,156,755
Class B	17,818,589
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.79
Class B	19.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $372,815,575.
(b)	Includes securities loaned at value of $6,213,388.
(c)	Identified cost of cash denominated in foreign currencies was $867,492.
(d)	Includes foreign capital gains tax of $147,181.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$2,345,601
Interest (b)	4,564,884
Securities lending income	20,444

Total investment income	6,930,929
Expenses
Management fees	3,525,228
Administration fees	35,572
Custodian and accounting fees	168,647
Distribution and service fees—Class B	857,996
Audit and tax services	68,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	28,815
Insurance	3,492
Miscellaneous	20,979

Total expenses	4,800,640
Less management fee waiver	(51,975)
Less broker commission recapture	(10,230)

Net expenses	4,738,435

Net Investment Income	2,192,494

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	56,801,050
Futures contracts	21,235
Foreign currency transactions	(31,836)
Forward foreign currency transactions	(2,241,794)

Net realized gain (loss)	54,548,655

Net change in unrealized appreciation (depreciation) on: Investments (d)	10,929,061
Futures contracts	(37,543)
Foreign currency transactions	(44,031)
Forward foreign currency transactions	(12,257)

Net change in unrealized appreciation (depreciation)	10,835,230

Net realized and unrealized gain (loss)	65,383,885

Net Increase (Decrease) in Net Assets From Operations	$67,576,379

(a)	Net of foreign withholding taxes of $89,998.
(b)	Net of foreign withholding taxes of $17,351.
(c)	Net of foreign capital gains tax of $79,574.
(d)	Includes change in foreign capital gains tax of $174,108.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

			Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)			$2,192,494	$3,691,043
Net realized gain (loss)			54,548,655	47,908,920
Net change in unrealized appreciation (depreciation)			10,835,230	11,233,002

Increase (decrease) in net assets from operations			67,576,379	62,832,965

From Distributions to Shareholders
Class A			(16,906,144)	(10,733,306)
Class B			(35,968,557)	(21,305,257)

Total distributions			(52,874,701)	(32,038,563)

Increase (decrease) in net assets from capital share transactions			9,110,315	(7,586,532)

Total increase (decrease) in net assets			23,811,993	23,207,870

Net Assets
Beginning of period			485,617,725	462,409,855

End of period			$509,429,718	$485,617,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	343,774	$6,676,732	375,543	$6,594,577
Reinvestments	915,330	16,906,144	657,275	10,733,306
Redemptions	(1,252,261)	(24,417,125)	(1,331,860)	(23,365,984)

Net increase (decrease)	6,843	$(834,249)	(299,042)	$(6,038,101)

Class B
Sales	1,321,622	$25,661,086	1,690,432	$29,421,714
Reinvestments	1,969,801	35,968,557	1,317,579	21,305,257
Redemptions	(2,677,666)	(51,685,079)	(3,025,349)	(52,275,402)

Net increase (decrease)	613,757	$9,944,564	(17,338)	$(1,548,431)

Increase (decrease) derived from capital shares transactions		$9,110,315		$(7,586,532)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.30	$18.14	$15.81	$18.15	$15.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.18	0.25	0.33	0.31
Net realized and unrealized gain (loss)	2.54	2.32	3.96	(1.11)	3.16

Total income (loss) from investment operations	2.66	2.50	4.21	(0.78)	3.47

Less Distributions
Distributions from net investment income	(0.21)	(0.17)	(0.32)	(0.39)	(0.27)
Distributions from net realized capital gains	(1.96)	(1.17)	(1.56)	(1.17)	(0.07)

Total distributions	(2.17)	(1.34)	(1.88)	(1.56)	(0.34)

Net Asset Value, End of Period	$19.79	$19.30	$18.14	$15.81	$18.15

Total Return (%) (b)	14.57	15.11	27.86	(5.20)	23.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.79	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.77	0.78	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	0.60	1.00	1.45	1.85	1.87
Portfolio turnover rate (%)	46	43	27	29	27
Net assets, end of period (in millions)	$161.4	$157.3	$153.3	$134.7	$161.3

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.08	$17.95	$15.65	$17.98	$14.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.13	0.21	0.28	0.27
Net realized and unrealized gain (loss)	2.51	2.29	3.92	(1.10)	3.12

Total income (loss) from investment operations	2.58	2.42	4.13	(0.82)	3.39

Less Distributions
Distributions from net investment income	(0.17)	(0.12)	(0.27)	(0.34)	(0.23)
Distributions from net realized capital gains	(1.96)	(1.17)	(1.56)	(1.17)	(0.07)

Total distributions	(2.13)	(1.29)	(1.83)	(1.51)	(0.30)

Net Asset Value, End of Period	$19.53	$19.08	$17.95	$15.65	$17.98

Total Return (%) (b)	14.26	14.79	27.52	(5.39)	22.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.04	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	1.02	1.03	1.03	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.36	0.75	1.20	1.60	1.62
Portfolio turnover rate (%)	46	43	27	29	27
Net assets, end of period (in millions)	$348.0	$328.3	$309.1	$271.3	$323.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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Notes to Financial Statements—December 31, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period.

The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2021, the Portfolio had no when-issued and delayed-delivery securities.

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Notes to Financial Statements—December 31, 2021—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $4,910,168. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,499,528. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31—90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(159,264)	$—	$—	$—	$(159,264)
Corporate Bonds & Notes	(1,580,022)	—	—	—	(1,580,022)
Foreign Government	(686,992)	—	—	—	(686,992)
U.S. Treasury & Government Agencies	(573,250)	—	—	—	(573,250)
Total Borrowings	$(2,999,528)	$—	$—	$—	$(2,999,528)
Gross amount of recognized liabilities for securities lending transactions					$(2,999,528)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$37,543
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$261,097	Unrealized depreciation on forward foreign currency exchange contracts	222,856

Total		$261,097		$260,399

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$74,100	$(74,100)	$—	$—
HSBC Bank USA	17,670	—	—	17,670
Morgan Stanley & Co.	144,121	(17,713)	—	126,408
UBS AG	25,206	(10,200)	(15,006)	—

	$261,097	$(102,013)	$(15,006)	$144,078

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$43,481	$—	$—	$43,481
Credit Suisse International	151,462	(74,100)	—	77,362
Morgan Stanley & Co.	17,713	(17,713)	—	—
UBS AG	10,200	(10,200)	—	—

	$222,856	$(102,013)	$—	$120,843

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(2,241,794)	$(2,241,794)
Futures contracts	21,235	—	21,235

	$21,235	$(2,241,794)	$(2,220,559)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(12,257)	$(12,257)
Futures contracts	(37,543)	—	(37,543)

	$(37,543)	$(12,257)	$(49,800)

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Notes to Financial Statements—December 31, 2021—(Continued)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$44,013,425
Futures contracts short	(3,889,614)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

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Notes to Financial Statements—December 31, 2021—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$21,376,187	$206,909,449	$33,297,908	$234,568,028

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$3,525,228	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $ 250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement—Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-32

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$373,819,443

Gross unrealized appreciation	144,754,084
Gross unrealized (depreciation)	(7,465,056)

Net unrealized appreciation (depreciation)	$137,289,028

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$6,281,824	$3,376,975	$46,592,877	$28,661,588	$52,874,701	$32,038,563

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$655,413	$55,355,961	$137,291,607	$—	$193,302,981

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-33

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Global Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Allocation Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees

Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-35

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)

Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-36

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-37

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-38

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Global Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ending June 30, 2021. The Board further considered that the Portfolio outperformed its blended index, the 60% MSCI World Index/40% FTSE World Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-39

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Loomis Sayles Growth Portfolio returned 18.66%, 18.27%, and 18.46%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹ returned 27.60%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities produced strong returns in 2021, marking the eighth year of the past ten in which the major large-cap indexes posted a double-digit gain. U.S. stocks outpaced their developed-market international peers for the fourth year in a row and finished well ahead of both emerging-market equities and bonds. The gradual lifting of COVID-19-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to the levels of the previous year, contributing to the gains for stocks. A series of fiscal stimulus packages, highlighted by direct payments to citizens, added fuel to the rally. U.S. Federal Reserve (the “Fed”) policy was also supportive for most of the year, with near-zero interest rates and the continuation of the stimulative quantitative easing program. While rising inflation prompted the Fed to adopt a more hawkish tone in the fourth quarter, leading to increased market volatility, the major large-cap indexes closed the year at or near their all-time highs. In the continuation of a long-standing trend, mega-cap Information Technology (“IT”) and Communication Services stocks were the key drivers of U.S. market performance in 2021. As a result, the growth style—after lagging in the early part of the year—recovered to outperform value within the large-cap space.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12 month period ended December 31, 2021. Stock selection in the Consumer Discretionary, Health Care, Consumer Staples, Communication Services, Energy, and Financials sectors, as well as our allocations in the IT, Industrials, Healthcare, Consumer Staples, and Financials sectors, detracted from relative performance. Stock selection in the Industrials sector, as well as our allocations in the Energy, Communication Services, and Consumer Discretionary sectors, contributed positively to relative performance.

Alibaba (China), Walt Disney, Autodesk, Novartis (Switzerland) and Yum China were the biggest detractors from total returns during the period, with Alibaba and Autodesk detracting the most from relative returns. We highlight Alibaba and Autodesk below. Nvidia, Alphabet, Microsoft, Oracle, and Deere were the top contributors to total returns during the period, with Nvidia and Deere providing the strongest relative contribution. We highlight Nvidia and Deere below.

A long-term portfolio holding, Alibaba is a leading China e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. Shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government that has included new regulations regarding monopolistic practices and personal privacy protections, both of which have led Alibaba to change certain business practices. While we expected that Alibaba would experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, we did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities. While Alibaba continues to have a leadership position in video streaming, we have seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, owned by ByteDance), and Kuaishou (China). Growing competitive intensity has also impacted our assessment of Alibaba’s ongoing penetration of lower-tier cities. We believe Alibaba maintains leading market share in lower-tier cities, but is likely to face heightened competition from companies such as Pinduoduo (China), JD.com (China), and Meituan (China). We have long assumed that Alibaba’s disproportionate share of China e-commerce would decline, from over 80% at the time of our initial analysis in 2013, to a level closer to 50% of a still-growing market. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, we now expect the company’s market share to normalize at a lower level than we previously expected, which has resulted in a change to our estimate of intrinsic value. While our ongoing analysis has lowered our assessment of intrinsic value, it has not changed our assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over our long-term investment horizon. We continue to believe that Alibaba trades at a discount to intrinsic value and offers asymmetric reward-to-risk. However, given our most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. We trimmed the position and allocated the proceeds to our existing holdings in Boeing, Disney, Illumina, and Salesforce.

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design—a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as mission critical among its clients and create high switching costs for its global installed user base. A long-term portfolio holding, Autodesk began transitioning its business model in 2016 from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. The transition is now largely complete, and we believe the subscription model should result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the period, Autodesk reported results that were generally strong and above expectations on several key metrics. However, shares declined follow-

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Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

ing the company’s latest financial report, in which billings growth decelerated and was below management expectations. The company also provided guidance for the fiscal quarter that ends in January 2022 that was slightly below consensus expectations. Management attributed the slower rate of growth in part to supply chain disruptions as well as weakness in China’s architecture, engineering, and construction industry. We believe these issues are temporary and do not impact our assessment of Autodesk as a high-quality business with durable structural growth drivers. We believe Autodesk is well positioned in the structurally attractive design software industry, and that its new cloud-computing and mobile products are expanding its addressable market and improving its competitive advantages.

Nvidia is the world leader in graphic processing units (“GPUs”), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of personal computers (“PCs”) and gaming laptops and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients, which are adopting more artificial intelligence capabilities. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

A long-term portfolio holding, Deere manufactures a full line of equipment used in agriculture, construction, forestry, and turf care, including value-added components such as precision agriculture tools. We believe the company’s competitive advantages include its iconic brand, scale, and global distribution. Deere’s distribution network of approximately 1,500 exclusive dealers in North America gives it unmatched reach for sales and service, and the company is also among the market leaders in Europe and Latin America. During the period, Deere reported financial results that were generally strong and above consensus expectations. Results reflected strong global agricultural fundamentals, including grain prices that reached their highest levels since the prior cycle peak around 2012. The company also posted strong pricing gains and record margins. Despite strong growth in demand in 2021, agricultural equipment volumes have been near trough levels for the last seven years. Compared to the prior peak, average equipment age is at its highest in over 20 years, new and used inventories are near all-time lows, farmer incomes are expected to be higher, land values are also higher, and large agricultural equipment demands remain significantly below peak levels – all of which are conducive to above-average volume growth. Deere has seen very strong demand for sprayers, planters, and tractors in its 2022 order book, and the company expects its net pricing growth in 2022 to again be positive in spite of rising material and logistics costs. We believe Deere’s long-term secular growth driver is the global growth in demand for agricultural equipment, fueled by the steady increase in global demand for grains from a growing population with increasing affluence. We believe Deere’s market leadership, superior technology, and demonstrated pricing power leave it well positioned over our long-term investment horizon, and we believe continued adoption of its growing precision agricultural offerings, including subscription-based offerings, should lower cyclicality and enable the company to realize sustainably higher margins. We trimmed our position during the period following strong market appreciation, but we believe the company’s shares continue to trade at a discount to our estimate of intrinsic value.

For the 12 month period ended December 31, 2021, the team initiated one new position in Vertex Pharmaceuticals. Vertex is a global biopharmaceutical company with deep expertise in protein and genetic science and a focus on specialty markets. The company is the leader in creating therapies for patients suffering from cystic fibrosis and is building out its capabilities to address related diseases that lever its core expertise. The team added to its existing positions in Boeing, Disney, Illumina, Salesforce, and Visa as near-term price weaknesses created more attractive reward-to-risk opportunities. The team trimmed its positions in Alibaba, Deere, Expeditors International, and Qualcomm. The team also trimmed its existing position in Nvidia as it approached the maximum allowable position size. The team sold its positions in Cerner and Varian Medical, both of which were acquired by other companies and reached the team’s estimate of intrinsic value.

The nature of the team’s process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Relative to the Russell 1000 Growth Index, as of December 31, 2021, the Portfolio was overweight in the Health Care, Communication Services, Industrials, Energy, Financials and Consumer Staples sectors and underweight in the IT and Consumer Discretionary sectors. The Portfolio held no positions in the Real Estate, Materials or Utilities sectors.

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Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2021, the Portfolio held 34 positions with the weight of the top 10 holdings accounting for 53.6% of the total Portfolio.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

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Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	18.66	16.59	15.99
Class B	18.27	16.29	15.70
Class E	18.46	16.41	15.82
Russell 1000 Growth Index	27.60	25.32	19.78

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
NVIDIA Corp.	7.1
Amazon.com, Inc.	6.3
Meta Platforms, Inc. - Class A	5.9
Visa, Inc. - Class A	5.2
Microsoft Corp.	5.0
Boeing Co. (The)	4.4
Oracle Corp.	4.2
Autodesk, Inc.	4.0
Salesforce.com, Inc.	3.9
Alphabet, Inc. - Class C	3.8

Top Sectors

% of Net Assets
Information Technology	36.0
Communication Services	17.1
Health Care	15.4
Consumer Discretionary	12.0
Industrials	9.2
Consumer Staples	4.1
Financials	3.0
Energy	1.3

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Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,042.70	$2.88
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,040.80	$4.17
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$1,041.40	$3.65
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.4%
Boeing Co. (The) (a)	792,268	$159,499,394

Air Freight & Logistics—2.1%
Expeditors International of Washington, Inc. (b)	572,844	76,927,221

Beverages—2.9%
Monster Beverage Corp. (a)	1,100,719	105,713,053

Biotechnology—5.2%
Regeneron Pharmaceuticals, Inc. (a) (b)	149,989	94,721,054
Vertex Pharmaceuticals, Inc. (a)	423,652	93,033,979

		187,755,033

Capital Markets—3.0%
FactSet Research Systems, Inc. (b)	128,346	62,377,439
SEI Investments Co.	726,954	44,300,577

		106,678,016

Communications Equipment—1.9%
Cisco Systems, Inc. (b)	1,068,525	67,712,429

Energy Equipment & Services—1.3%
Schlumberger NV (b)	1,584,424	47,453,499

Entertainment—3.6%
Walt Disney Co. (The) (a)	826,252	127,978,172

Health Care Equipment & Supplies—1.5%
Intuitive Surgical, Inc. (a)	152,765	54,888,465

Hotels, Restaurants & Leisure—4.3%
Starbucks Corp. (b)	711,660	83,242,870
Yum China Holdings, Inc.	459,245	22,888,771
Yum! Brands, Inc.	338,571	47,013,969

		153,145,610

Household Products—1.2%
Colgate-Palmolive Co.	503,930	43,005,386

Interactive Media & Services—13.6%
Alphabet, Inc. - Class A (a) (b)	47,556	137,771,634
Alphabet, Inc. - Class C (a)	47,691	137,998,201
Meta Platforms, Inc. - Class A (a)	628,607	211,431,964

		487,201,799

Internet & Direct Marketing Retail—7.8%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	448,958	53,331,721
Amazon.com, Inc. (a)	67,796	226,054,914

		279,386,635

IT Services—6.0%
Automatic Data Processing, Inc.	115,159	28,395,906
Visa, Inc. - Class A (b)	858,443	186,033,183

		214,429,089

Life Sciences Tools & Services—2.3%
Illumina, Inc. (a)	221,630	84,316,917

Machinery—2.6%
Deere & Co.	274,065	93,974,148

Pharmaceuticals—6.3%
Novartis AG (ADR)	1,065,354	93,186,514
Novo Nordisk A/S (ADR)	365,852	40,975,424
Roche Holding AG (ADR) (b)	1,798,905	92,985,400

		227,147,338

Semiconductors & Semiconductor Equipment—9.5%
NVIDIA Corp.	865,175	254,456,619
QUALCOMM, Inc.	477,360	87,294,823

		341,751,442

Software—18.6%
Autodesk, Inc. (a) (b)	517,399	145,487,425
Microsoft Corp.	537,932	180,917,290
Oracle Corp.	1,731,257	150,982,923
Salesforce.com, Inc. (a)	545,149	138,538,715
Workday, Inc. - Class A (a)	194,200	53,051,556

		668,977,909

Total Common Stocks (Cost $2,387,736,561)		3,527,941,555

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $69,080,271; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $70,461,916.	69,080,271	69,080,271

Total Short-Term Investments (Cost $69,080,271)		69,080,271

Securities Lending Reinvestments (c)—1.5%

Certificates of Deposit—0.2%
Cooperatieve Rabobank UA 0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	2,000,000	1,999,960
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	1,000,000	999,320

See accompanying notes to financial statements.

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Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Standard Chartered Bank (NY) 0.170%, 03/28/22	1,000,000	$999,906
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	2,000,000	1,999,660

		6,998,426

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $805,511; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $821,621.	805,511	805,511
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $4,135,298.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $1,000,003; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $1,020,002.	1,000,000	1,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $5,700,078; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $5,816,469.	5,700,000	5,700,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,000,194; collateralized by various Common Stock with an aggregate market value of $5,556,608.	5,000,000	5,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $4,001,244; collateralized by various Common Stock with an aggregate market value of $4,444,484.	4,000,000	4,000,000

		22,505,511

Time Deposit—0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	4,000,000	4,000,000

Mutual Funds—0.5%
Allspring Government Money Market Fund, Select Class 0.030% (e)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	900,000	900,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (e)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	4,000,000	4,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (e)	5,000,000	5,000,000

		17,900,000

Total Securities Lending Reinvestments (Cost $51,404,205)		51,403,937

Total Investments—101.5% (Cost $2,508,221,037)		3,648,425,763
Other assets and liabilities (net)—(1.5)%		(52,954,978)

Net Assets—100.0%		$3,595,470,785

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $49,991,842 and the collateral received consisted of cash in the amount of $51,402,126. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,527,941,555	$—	$—	$3,527,941,555
Total Short-Term Investment*	—	69,080,271	—	69,080,271
Securities Lending Reinvestments
Certificates of Deposit	—	6,998,426	—	6,998,426
Repurchase Agreements	—	22,505,511	—	22,505,511
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	17,900,000	—	—	17,900,000
Total Securities Lending Reinvestments	17,900,000	33,503,937	—	51,403,937
Total Investments	$3,545,841,555	$102,584,208	$—	$3,648,425,763

Collateral for Securities Loaned (Liability)	$—	$(51,402,126)	$—	$(51,402,126)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$3,648,425,763
Receivable for:
Fund shares sold	47,338
Dividends	1,821,285
Prepaid expenses	10,709

Total Assets	3,650,305,095
Liabilities
Collateral for securities loaned	51,402,126
Payables for:
Fund shares redeemed	975,324
Accrued Expenses:
Management fees	1,667,438
Distribution and service fees	223,481
Deferred trustees’ fees	247,097
Other expenses	318,844

Total Liabilities	54,834,310

Net Assets	$3,595,470,785

Net Assets Consist of:
Paid in surplus	$2,222,238,717
Distributable earnings (Accumulated losses)	1,373,232,068

Net Assets	$3,595,470,785

Net Assets
Class A	$2,526,077,893
Class B	1,034,639,965
Class E	34,752,927
Capital Shares Outstanding*
Class A	152,289,187
Class B	65,464,486
Class E	2,157,351
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.59
Class B	15.80
Class E	16.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,508,221,037.
(b)	Includes securities loaned at value of $49,991,842.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$20,160,154
Securities lending income	121,843

Total investment income	20,281,997
Expenses
Management fees	18,850,685
Administration fees	122,790
Custodian and accounting fees	158,318
Distribution and service fees—Class B	2,554,661
Distribution and service fees—Class E	54,049
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	92,424
Insurance	23,340
Miscellaneous	22,088

Total expenses	22,014,266
Less management fee waiver	(123,884)
Less broker commission recapture	(24,098)

Net expenses	21,866,284

Net Investment Loss	(1,584,287)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	235,049,967
Net change in unrealized appreciation (depreciation) on:
Investments	333,049,832
Foreign currency transactions	(1,125)

Net change in unrealized appreciation (depreciation)	333,048,707

Net realized and unrealized gain (loss)	568,098,674

Net Increase (Decrease) in Net Assets From Operations	$566,514,387

(a)	Net of foreign withholding taxes of $2,293,534.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,584,287)	$5,115,370
Net realized gain (loss)	235,049,967	111,815,478
Net change in unrealized appreciation (depreciation)	333,048,707	629,856,231

Increase (decrease) in net assets from operations	566,514,387	746,787,079

From Distributions to Shareholders
Class A	(83,411,380)	(617,036,047)
Class B	(33,642,916)	(324,647,060)
Class E	(1,160,500)	(11,911,414)

Total distributions	(118,214,796)	(953,594,521)

Increase (decrease) in net assets from capital share transactions	266,551,860	394,144,498

Total increase (decrease) in net assets	714,851,451	187,337,056

Net Assets
Beginning of period	2,880,619,334	2,693,282,278

End of period	$3,595,470,785	$2,880,619,334

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,301,933	$35,631,860	1,244,559	$18,528,710
Fund subscription in kind (a)	35,654,942	560,852,239	0	0
Reinvestments	5,377,910	83,411,380	52,379,970	617,036,047
Redemptions	(22,633,881)	(362,155,981)	(23,957,401)	(355,355,270)

Net increase (decrease)	20,700,904	$317,739,498	29,667,128	$280,209,487

Class B
Sales	2,028,196	$29,810,573	1,648,618	$23,237,413
Fund subscription in kind (a)	4,772,276	71,584,136	0	0
Reinvestments	2,273,170	33,642,916	28,831,888	324,647,060
Redemptions	(11,976,497)	(180,493,298)	(16,947,479)	(238,543,629)

Net increase (decrease)	(2,902,855)	$(45,455,673)	13,533,027	$109,340,844

Class E
Sales	35,724	$536,101	103,285	$1,395,985
Reinvestments	77,007	1,160,500	1,039,391	11,911,414
Redemptions	(484,152)	(7,428,566)	(608,778)	(8,713,232)

Net increase (decrease)	(371,421)	$(5,731,965)	533,898	$4,594,167

Increase (decrease) derived from capital shares transactions		$266,551,860		$394,144,498

(a)	Includes cash and securities amounting to $1,599,139 and $630,837,236 respectively. Securities were valued at market as of April 30,2021.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.45	$17.14	$16.26	$18.40	$15.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	0.04	0.14	0.17	0.13
Net realized and unrealized gain (loss)	2.66	4.01	3.37	(1.28)	2.78

Total income (loss) from investment operations	2.66	4.05	3.51	(1.11)	2.91

Less Distributions
Distributions from net investment income	(0.03)	(0.16)	(0.19)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.49)	(6.58)	(2.44)	(0.87)	0.00

Total distributions	(0.52)	(6.74)	(2.63)	(1.03)	(0.16)

Net Asset Value, End of Period	$16.59	$14.45	$17.14	$16.26	$18.40

Total Return (%) (c)	18.66	32.54	23.83	(6.81)	18.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.59	0.59	0.58	0.57
Net ratio of expenses to average net assets (%) (d)	0.56	0.57	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	0.02	0.28	0.86	0.93	0.76
Portfolio turnover rate (%)	24 (f)	18	100	0 (e)	2
Net assets, end of period (in millions)	$2,526.1	$1,901.7	$1,747.2	$1,566.4	$2,095.1

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.80	$16.64	$15.84	$17.95	$15.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.00 (b)	0.10	0.12	0.09
Net realized and unrealized gain (loss)	2.52	3.85	3.28	(1.25)	2.71

Total income (loss) from investment operations	2.49	3.85	3.38	(1.13)	2.80

Less Distributions
Distributions from net investment income	0.00	(0.11)	(0.14)	(0.11)	(0.12)
Distributions from net realized capital gains	(0.49)	(6.58)	(2.44)	(0.87)	0.00

Total distributions	(0.49)	(6.69)	(2.58)	(0.98)	(0.12)

Net Asset Value, End of Period	$15.80	$13.80	$16.64	$15.84	$17.95

Total Return (%) (c)	18.27	32.23	23.57	(7.06)	18.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (d)	0.81	0.82	0.82	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.21)	0.03	0.60	0.68	0.51
Portfolio turnover rate (%)	24 (f)	18	100	0 (e)	2
Net assets, end of period (in millions)	$1,034.6	$943.3	$912.5	$853.6	$1,103.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.05	$16.84	$16.01	$18.13	$15.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.02	0.12	0.14	0.10
Net realized and unrealized gain (loss)	2.57	3.90	3.31	(1.26)	2.75

Total income (loss) from investment operations	2.56	3.92	3.43	(1.12)	2.85

Less Distributions
Distributions from net investment income	(0.01)	(0.13)	(0.16)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.49)	(6.58)	(2.44)	(0.87)	0.00

Total distributions	(0.50)	(6.71)	(2.60)	(1.00)	(0.14)

Net Asset Value, End of Period	$16.11	$14.05	$16.84	$16.01	$18.13

Total Return (%) (c)	18.46	32.30	23.66	(6.94)	18.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.74	0.74	0.73	0.72
Net ratio of expenses to average net assets (%) (d)	0.71	0.72	0.72	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.10)	0.12	0.70	0.78	0.61
Portfolio turnover rate (%)	24 (f)	18	100	0 (e)	2
Net assets, end of period (in millions)	$34.8	$35.5	$33.6	$31.2	$39.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $69,080,271. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,505,511. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$796,945,208	$0	$1,322,835,910

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$18,850,685	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period effective April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2021, the Adviser voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement of $87,518 is included within Net realized gain on investments in the Statement of Operations. The reimbursement had no impact on total return.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,524,934,112

Gross unrealized appreciation	1,164,121,053
Gross unrealized (depreciation)	(40,629,402)

Net unrealized appreciation (depreciation)	$1,123,491,651

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$61,681,513	$20,079,453	$56,533,283	$933,515,068	$118,214,796	$953,594,521

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$249,989,967	$1,123,489,198	$—	$1,373,479,165

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index (from December 16, 2019) and the Russell 3000 Growth Index (before December 16, 2019), for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 9.72%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets within the United States had a historic rebound to close out 2021, hitting record highs throughout December. During the first half of the year, COVID-19 vaccine rollouts and lessened restrictions provided hope to investors that consumer spending would begin to increase. As the domestic economy continued to show low unemployment, rising wages, and steady inflation, equities were able to maintain a strong close to the year. The U.S. Federal Reserve (the “Fed”) continued to hold the Target Federal Funds Rate low, as it maintained the 0% to 0.25% band. The Fed has also begun reducing its monthly asset purchase program. Overall, U.S. interest rates were up on the year across the yield curve. A combination of fiscal and monetary stimulus helped the equity market continue to make strides from early pandemic losses and end the year with sizeable gains.

Overall, throughout 2021, U.S. equities rallied across the board. The S&P 500 Index, which measures U.S. large cap companies, rose 28.7%. Mid and small cap stocks also posted large gains. The S&P Midcap 400 Index rose 24.8%, and the small cap Russell 2000 Index increased 14.8%. International equities in developed markets enjoyed a similar recovery. Measured by the MSCI EAFE Index, they ended the year up 11.3%. U.S. fixed income assets, measured by the Bloomberg U.S. Aggregate Bond Index, declined by 1.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested in a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve typically maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (“the Overlay Sleeve”) contains the remaining 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% that may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. Early in 2021, we managed through large changes in the realized volatility measures that drive our strategy. The Portfolio began the year in a period of moderate realized volatility and equity allocation near 54%. As volatility fell and equities rallied in the early months of the year, the Portfolio increased equity allocations in February. In March, a rapid decline in equity markets drove the equity contribution to volatility above the 12% constraint and we reduced equity exposures again. Once volatility subsided, the Portfolio then re-risked near maximum equity allocation at the end of April. For the remainder of the year, realized equity volatility remained low and the Portfolio remained near maximum equity allocation. The Portfolio ended the year with an equity allocation at 69.4% and equity contribution to volatility at 10.2%.

The equity derivatives boosted the Portfolio returns during 2021. Being underweight equity during the initial equity sell off in the first quarter and overweight equity during the subsequent rally through the remainder of the year drove outperformance relative to the benchmark. The Portfolio uses interest rate derivatives to add duration relative to the benchmark, which were a negative contributor to the Portfolio as rates rose during the year.

The Portfolio held a significant amount of equity and interest rate derivatives to manage market exposure. Equity futures were used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 Index e-mini, S&P 400 Index e-mini, and Russell 2000 Index mini futures contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE Index contract listed on the Intercontinental Exchange was used for exposure to world equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The increase in interest rates during the period caused the value of the interest rate swaps to decrease, which caused a 1.2% loss to the Portfolio.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2021, the allocation of the Portfolio was 69.4% in equity and 39.5% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices. The allocation was as follows: 32.5% invested in the index portfolio tracking the S&P 500 Index, representing U.S. Large Cap; 9.4% invested in the S&P 400 Index, representing U.S. Mid Cap; 5.5% in the Russell 2000 Index, representing U.S. Small Cap; and 22.0% in MSCI EAFE Index, representing foreign equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
MetLife Multi-Index Targeted Risk Portfolio
Class B	9.72	8.82	7.70
Dow Jones Moderate Portfolio Index	9.40	9.71	8.33

1 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	39.4
MetLife Stock Index Portfolio (Class A)	16.1
MetLife MSCI EAFE Index Portfolio (Class A)	11.6
MetLife Mid Cap Stock Index Portfolio (Class A)	4.7
MetLife Russell 2000 Index Portfolio (Class A)	2.8

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	39.5
U.S. Large Cap Equities	32.4
International Developed Market Equities	21.9
U.S. Mid Cap Equities	9.4
U.S. Small Cap Equities	5.5

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.64%	$1,000.00	$1,039.20	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—74.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.7%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	64,908,101	$716,585,440
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	3,874,131	86,354,388
MetLife MSCI EAFE Index Portfolio (Class A) (a)	13,086,707	211,612,057
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,115,488	51,279,436
MetLife Stock Index Portfolio (Class A) (a)	4,068,200	292,381,540

Total Mutual Funds (Cost $1,186,597,851)		1,358,212,861

Short-Term Investments—25.4%

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $227,155; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $231,755.	227,155	227,155

U.S. Treasury—25.4%
U.S. Treasury Bills
0.042%, 02/24/22 (b) (c) (d)	189,500,000	189,492,473
0.043%, 03/17/22 (b)	213,050,000	213,026,132
0.045%, 02/01/22 (b)	60,000,000	59,998,791

		462,517,396

Total Short-Term Investments (Cost $462,743,487)		462,744,551

Total Investments—100.1% (Cost $1,649,341,338)		1,820,957,412
Other assets and liabilities (net)—(0.1)%		(2,020,214)

Net Assets—100.0%		$1,818,937,198

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $33,598,665.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $25,998,967.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/18/22	1,603	USD	186,092,270	$2,905,229
Russell 2000 Index E-Mini Futures	03/18/22	431	USD	48,332,340	(517,297)
S&P 500 Index E-Mini Futures	03/18/22	1,248	USD	296,930,400	4,182,048
S&P Midcap 400 Index E-Mini Futures	03/18/22	299	USD	84,847,230	749,472

Net Unrealized Appreciation					$7,319,452

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.250%	Annually	10/15/31	USD	83,000,000	$(435,435)	$108,366	$(543,801)
Pay	12M SOFR	Annually	1.250%	Annually	11/12/31	USD	83,000,000	(457,529)	(22,268)	(435,261)
Pay	12M SOFR	Annually	1.310%	Annually	03/16/32	USD	83,000,000	(290,226)	43,502	(333,728)
Pay	12M SOFR	Annually	1.370%	Annually	01/13/32	USD	83,000,000	300,701	(69,038)	369,739
Pay	12M SOFR	Annually	1.410%	Annually	02/09/32	USD	83,000,000	622,956	157,969	464,987
Pay	12M SOFR	Annually	1.450%	Annually	12/15/31	USD	85,000,000	1,114,741	4,220	1,110,521

Totals								$855,208	$222,751	$632,457

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$1,358,212,861	$—	$—	$1,358,212,861
Total Short-Term Investments*	—	462,744,551	—	462,744,551
Total Investments	$1,358,212,861	$462,744,551	$—	$1,820,957,412

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,836,749	$—	$—	$7,836,749
Futures Contracts (Unrealized Depreciation)	(517,297)	—	—	(517,297)
Total Futures Contracts	$7,319,452	$—	$—	$7,319,452
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,945,247	$—	$1,945,247
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,312,790)	—	(1,312,790)
Total Centrally Cleared Swap Contracts	$—	$632,457	$—	$632,457

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$462,744,551
Affiliated investments at value (b)	1,358,212,861
Receivable for:
Affiliated investments sold	120,501
Fund shares sold	2,087
Variation margin on centrally cleared swap contracts	169,677
Prepaid expenses	965

Total Assets	1,821,250,642

Liabilities
Payables for:
Fund shares redeemed	369,757
Variation margin on futures contracts	1,017,660
Accrued Expenses:
Management fees	260,889
Distribution and service fees	383,333
Deferred trustees’ fees	165,167
Other expenses	116,638

Total Liabilities	2,313,444

Net Assets	$1,818,937,198

Net Assets Consist of:
Paid in surplus	$1,546,179,229
Distributable earnings (Accumulated losses)	272,757,969

Net Assets	$1,818,937,198

Net Assets
Class B	$1,818,937,198
Capital Shares Outstanding*
Class B	137,340,524
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $462,743,487.
(b)	Identified cost of affiliated investments was $1,186,597,851.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$28,347,926
Interest	205,858

Total investment income	28,553,784
Expenses
Management fees	3,142,349
Administration fees	51,425
Custodian and accounting fees	56,006
Distribution and service fees—Class B	4,638,599
Audit and tax services	57,625
Legal	41,100
Trustees’ fees and expenses	51,036
Shareholder reporting	9,721
Insurance	3,226
Miscellaneous	10,858

Total expenses	8,061,945

Net Investment Income	20,491,839

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	63,111
Affiliated investments	58,187,137
Futures contracts	90,057,693
Swap contracts	(30,772,512)
Capital gain distributions from affiliated investments	25,080,574

Net realized gain (loss)	142,616,003

Net change in unrealized appreciation (depreciation) on:
Investments	(4,853)
Affiliated investments	1,872,807
Futures contracts	(481,859)
Swap contracts	8,286,932

Net change in unrealized appreciation (depreciation)	9,673,027

Net realized and unrealized gain (loss)	152,289,030

Net Increase (Decrease) in Net Assets From Operations	$172,780,869

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,491,839	$30,762,675
Net realized gain (loss)	142,616,003	9,766,022
Net change in unrealized appreciation (depreciation)	9,673,027	72,654,180

Increase (decrease) in net assets from operations	172,780,869	113,182,877

From Distributions to Shareholders
Class B	(101,089,371)	(198,578,033)

Total distributions	(101,089,371)	(198,578,033)

Increase (decrease) in net assets from capital share transactions	(138,623,534)	23,768,580

Total increase (decrease) in net assets	(66,932,036)	(61,626,576)

Net Assets
Beginning of period	1,885,869,234	1,947,495,810

End of period	$1,818,937,198	$1,885,869,234

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,321,024	$17,082,434	3,143,261	$39,066,563
Reinvestments	7,978,640	101,089,371	17,267,655	198,578,033
Redemptions	(19,781,670)	(256,795,339)	(17,128,778)	(213,876,016)

Net increase (decrease)	(10,482,006)	$(138,623,534)	3,282,138	$23,768,580

Increase (decrease) derived from capital shares transactions		$(138,623,534)		$23,768,580

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.76	$13.47	$11.31	$13.26	$11.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.21	0.26	0.25	0.20
Net realized and unrealized gain (loss)	1.07	0.52	2.17	(1.13)	1.63

Total income (loss) from investment operations	1.21	0.73	2.43	(0.88)	1.83

Less Distributions
Distributions from net investment income	(0.24)	(0.29)	(0.27)	(0.23)	(0.19)
Distributions from net realized capital gains	(0.49)	(1.15)	0.00	(0.84)	(0.35)

Total distributions	(0.73)	(1.44)	(0.27)	(1.07)	(0.54)

Net Asset Value, End of Period	$13.24	$12.76	$13.47	$11.31	$13.26

Total Return (%) (b)	9.72	6.56	21.71	(7.18)	15.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (d)	1.10	1.68	2.08	1.98	1.61
Portfolio turnover rate (%)	7	7	7	8	4
Net assets, end of period (in millions)	$1,818.9	$1,885.9	$1,947.5	$1,756.9	$2,011.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$1,945,247	Unrealized depreciation on centrally cleared swap contracts (a)	$1,312,790
Equity	Unrealized appreciation on futures contracts (b)	7,836,749	Unrealized depreciation on futures contracts (b)	517,297

Total		$9,781,996		$1,830,087

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$90,057,693	$90,057,693
Swap contracts	(30,772,512)	—	(30,772,512)

	$(30,772,512)	$90,057,693	$59,285,181

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(481,859)	$(481,859)
Swap contracts	8,286,932	—	8,286,932

	$8,286,932	$(481,859)	$7,805,073

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$581,907,656
Swap contracts	562,250,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$93,689,984	$0	$216,823,886

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2021	% per annum	Average Daily Net Assets of the Overlay Portion
$2,297,633	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2021	% per annum	Average Daily Net Assets of the Base Portion
$844,716	0.070%	$ First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $899,612.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
MetLife Aggregate Bond Index Portfolio (Class A)	$727,220,096	$42,475,677	$(20,574,841)	$130,243	$(32,665,735)	$716,585,440
MetLife Mid Cap Stock Index Portfolio (Class A)	99,781,599	5,082,642	(34,525,109)	7,016,347	8,998,909	86,354,388
MetLife MSCI EAFE Index Portfolio (Class A)	209,008,153	10,786,719	(25,367,588)	4,362,435	12,822,338	211,612,057
MetLife Russell 2000 Index Portfolio (Class A)	47,937,925	12,271,767	(12,373,346)	4,208,718	(765,628)	51,279,436
MetLife Stock Index Portfolio (Class A)	337,339,046	23,073,179	(123,983,002)	42,469,394	13,482,923	292,381,540

	$1,421,286,819	$93,689,984	$(216,823,886)	$58,187,137	$1,872,807	$1,358,212,861

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$18,605,705	64,908,101
MetLife Mid Cap Stock Index Portfolio (Class A)	4,110,070	938,211	3,874,131
MetLife MSCI EAFE Index Portfolio (Class A)	—	3,757,946	13,086,707
MetLife Russell 2000 Index Portfolio (Class A)	2,596,701	516,077	2,115,488
MetLife Stock Index Portfolio (Class A)	18,373,803	4,529,987	4,068,200

	$25,080,574	$28,347,926

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,710,891,587

Gross unrealized appreciation	112,332,620
Gross unrealized (depreciation)	(1,411,587)

Net unrealized appreciation (depreciation)	$110,921,033

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$75,643,216	$90,557,667	$25,446,155	$108,020,366	$101,089,371	$198,578,033

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$27,387,880	$134,614,224	$110,921,033	$—	$272,923,137

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MetLife Multi-Index Targeted Risk Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

BHFTI-23

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the MFS Research International Portfolio returned 11.98%, 11.71%, and 11.80%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index¹ and the MSCI All Country World ex-U.S. Index², returned 11.26% and 7.82%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of COVID-19 infections, albeit a seemingly milder strain.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the U.S. Federal Reserve (the “Fed”) reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People’s Bank of China are generally expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed, but remained historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as did stress in China’s highly leveraged property development sector. Trade relations between the U.S. and China remained quite strained despite a change in presidential administrations in the U.S.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” (stocks popular with retail investors through social media) popular with users of online message boards, cryptocurrencies, and heavy retail participation in the market for short-dated options.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmarks, the MSCI EAFE Index and the MSCI All Country World ex-U.S. Index, in 2021.

Stock selection in the Materials, Industrials and Health Care sectors contributed to performance relative to the MSCI EAFE Index. Within the Materials sector, the Portfolio’s holdings of industrial gas supplier Linde (U.K.), and an overweight position in specialty chemical companies Croda International (U.K.) and Sika (Switzerland), benefited relative returns as these stocks outperformed the benchmarks over the reporting period. Within the Industrials sector, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), mechanical engineering firm GEA Group (Germany) and electronic power tools manufacturer Techtronic Industries (Hong Kong) lifted relative performance. Within the Health Care sector, the Portfolio’s overweight position in pharmaceutical company Novo Nordisk (Denmark) aided relative returns as the share price outperformed the benchmarks over the reporting period.

Elsewhere, the Portfolio’s holdings of risk management and human capital consulting services provider Aon and software engineering solutions and technology services provider EPAM Systems, in addition to its overweight position in global banking group BNP Paribas (France), supported relative performance.

For the 12 months ended December 31, 2021, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Security selection in the Consumer Discretionary, Energy and Real Estate sectors weighed on relative performance over the reporting period. Within the Consumer Discretionary sector, overweight positions in sportswear and sports equipment manufacturer Adidas (Germany) and automotive lighting systems manufacturer Koito Manufacturing (Japan), in addition to a position in multinational media company Naspers (South Africa), weakened relative results, as all three companies underperformed the benchmark. Although stock selection in the Energy sector detracted from relative performance, there were no individual stocks within this sector that were among the Portfolio’s top relative detractors from performance over the reporting period. Within the Real Estate sector, the Portfolio’s overweight position in real estate development firm Leg Immobilien (Germany) held back relative returns.

Stocks in other sectors that detracted from relative performance included not holding shares of lithography systems manufacturer, ASML (Netherlands), holdings of multinational entertainment conglomerate, Tencent (China), and overweight positions in health care and diagnostics company, Koninklijke Philips (Netherlands), pharmaceutical firm, Santen Pharmaceuticals (Japan), consumer products company, Kao (Japan), and insurance firm, AIA Group (Hong Kong).

For the 12 months ended December 31, 2021, we made a number of changes in individual holdings in the Portfolio.

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

In Communication Services, we exited our position in Nintendo on the heels of relative outperformance, due to concerns on the down cycle as well as the lower visibility of the next hardware cycle and the mobile transition.

In Consumer Discretionary, we exited EssilorLuxottica on the heels of recent outperformance and continuing integration risk for the predecessor French and Italian companies.

In Financials, we exited positions in Belgium bank KBC and Bank of Ireland, which had been re-rated meaningfully since being added to the Portfolio in late 2020.

In Health care, we initiated a position in Qiagen, a German life science tools company focused on diagnostics with a leading position in DNA/RNA analysis and infectious disease testing, based on the company’s attractive long-term growth prospects.

In Industrials, we initiated a position in MTU Aero Engines, a German manufacturer of airplane engines specializing in mission-critical sub-systems (low-pressure turbine and high-pressure compressors). The company has a long-standing partnership with Pratt & Whitney and manages the largest independent network of maintenance and repair operations for airplanes, which we believe should produce relatively stable and consistent returns over the long term. We trimmed Dutch information services firm Wolters Kluwer on relative strength.

In Information Technology (“IT”), we initiated a position in U.S.-based credit card company Visa, which provides exposure to consumer spending and the global economic recovery. We added to Japanese tech equipment and services company Fujitsu, which had lagged during the fourth 2020 quarter rally.

In Materials, we initiated a position in Glencore, a mining conglomerate that has seen substantial changes to the senior management team, including the Chief Executive Officer and Chair, which we believe will herald a new generation of leadership, vision and culture.

For the 12 months ended December 31, 2021, the Portfolio maintained its sector neutral positioning across eight broad global sectors relative to the MSCI EAFE Index. In terms of the Global Industry Classification Standard sector framework, as of December 31, 2021, the Portfolio was overweight Communication Services, in particular interactive media & services, where we owned a diversified mix of names that we believe were well positioned to benefit from an increased use of online services and gaming applications. The Portfolio was also overweight Materials, where we owned a diversified group of companies in chemical subindustries such as industrial gases, paints & coatings, and flavors and fragrances. Within IT, we were overweight to IT services, where we favored several well positioned specialty service providers. The Portfolio was underweight Consumer Discretionary, where we avoided the auto manufacturers, based on our concerns about the capital intensity and overcapacity in the auto industry. Within Financials, the Portfolio was most underweight to banks following the selling of several names that had been re-rated meaningfully after being added to the Portfolio in late 2020.

Victoria Higley

Camille Humphries Lee

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	11.98	12.58	8.72
Class B	11.71	12.29	8.45
Class E	11.80	12.40	8.56
MSCI EAFE Index	11.26	9.55	8.03
MSCI All Country World (ex-U.S.) Index	7.82	9.61	7.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Roche Holding AG	3.5
Novo Nordisk A/S - Class B	3.3
Nestle S.A.	3.3
Schneider Electric SE	2.9
Linde plc	2.6
LVMH Moet Hennessy Louis Vuitton SE	2.4
Aon plc - Class A	2.1
Hitachi, Ltd.	1.8
Diageo plc	1.7
BNP Paribas S.A.	1.7

Top Countries

% of Net Assets
Japan	19.2
Switzerland	14.4
United Kingdom	11.2
France	8.8
Germany	8.0
United States	5.7
Netherlands	5.7
China	4.8
Denmark	3.7
Hong Kong	3.7

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.64%	$1,000.00	$1,037.80	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.89%	$1,000.00	$1,036.80	$4.57
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class E (a)	Actual	0.79%	$1,000.00	$1,037.30	$4.06
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Australia—2.4%
APA Group	858,978	$6,293,316
carsales.com, Ltd.	307,682	5,619,121
Macquarie Group, Ltd.	139,419	20,841,229
Santos, Ltd.	1,642,309	7,550,088
Seek, Ltd.	270,577	6,455,602

		46,759,356

Canada—2.1%
Constellation Software, Inc.	10,520	19,518,407
Ritchie Bros Auctioneers, Inc.	189,585	11,601,861
TC Energy Corp.	208,944	9,717,519

		40,837,787

China—4.8%
China Resources Gas Group, Ltd.	1,648,424	9,313,840
ESR Cayman, Ltd. (a)	3,125,600	10,579,558
NetEase, Inc. (ADR)	314,319	31,991,388
Prosus NV (a)	117,615	9,810,650
Tencent Holdings, Ltd.	332,000	19,476,192
Yum China Holdings, Inc.	238,682	11,895,911

		93,067,539

Denmark—3.7%
Novo Nordisk A/S - Class B	570,605	63,790,649
Orsted A/S	60,774	7,804,269

		71,594,918

France—8.8%
BNP Paribas S.A.	468,956	32,402,069
Danone S.A.	202,110	12,554,092
Legrand S.A.	204,701	23,957,094
LVMH Moet Hennessy Louis Vuitton SE	56,445	46,578,434
Schneider Electric SE	284,527	55,781,224

		171,272,913

Germany—8.0%
Adidas AG	85,610	24,690,009
Bayer AG	190,116	10,177,759
Continental AG (a)	94,222	9,975,314
E.ON SE	806,624	11,189,014
GEA Group AG	372,167	20,378,102
Grand City Properties S.A. (b)	639,719	15,203,988
LEG Immobilien SE	148,060	20,682,583
MTU Aero Engines AG	59,032	12,002,155
Scout24 SE	131,512	9,219,285
Symrise AG	144,314	21,406,207

		154,924,416

Greece—0.4%
Hellenic Telecommunications Organization S.A.	463,291	8,574,639

Hong Kong—3.7%
AIA Group, Ltd.	2,573,828	25,947,841
CLP Holdings, Ltd.	967,000	9,766,195

Hong Kong—(Continued)
Hong Kong Exchanges & Clearing, Ltd.	227,800	13,314,744
Techtronic Industries Co., Ltd.	1,125,000	22,393,888

		71,422,668

India—1.2%
HDFC Bank, Ltd.	1,195,667	23,728,140

Ireland—1.3%
AIB Group plc (a)	2,794,917	6,810,661
Flutter Entertainment plc (a)	71,730	11,380,304
Ryanair Holdings plc (ADR) (a)	81,056	8,294,460

		26,485,425

Italy—0.9%
Eni S.p.A.	1,228,463	16,981,823

Japan—19.2%
Bridgestone Corp. (b)	243,000	10,455,875
Daikin Industries, Ltd.	123,900	28,107,204
Fujitsu, Ltd.	135,600	23,233,383
Hitachi, Ltd.	628,600	34,049,368
Idemitsu Kosan Co., Ltd.	387,400	9,894,751
Kansai Paint Co., Ltd.	371,600	8,076,849
Kao Corp. (b)	222,400	11,637,862
KDDI Corp.	579,800	16,946,906
Kirin Holdings Co., Ltd. (b)	606,400	9,725,009
Koito Manufacturing Co., Ltd.	260,400	13,788,446
Kubota Corp. (b)	1,057,300	23,473,750
Kyocera Corp.	183,700	11,478,949
Kyowa Kirin Co., Ltd.	662,200	18,049,858
Mitsubishi UFJ Financial Group, Inc.	2,910,100	15,810,418
Nitto Denko Corp.	194,800	15,056,781
Nomura Research Institute, Ltd.	426,000	18,141,402
Persol Holdings Co., Ltd.	271,300	7,878,614
Santen Pharmaceutical Co., Ltd.	1,236,900	15,091,584
SMC Corp.	35,800	24,151,620
SoftBank Group Corp.	230,000	10,867,349
Sugi Holdings Co., Ltd.	88,900	5,378,617
Terumo Corp.	320,400	13,538,679
Toyota Industries Corp.	149,300	11,929,564
Yamaha Corp.	158,800	7,828,483
ZOZO, Inc. (b)	252,500	7,862,353

		372,453,674

Netherlands—5.7%
Akzo Nobel NV	177,918	19,585,135
Euronext NV	203,593	21,139,509
ING Groep NV	1,261,929	17,584,368
Koninklijke Philips NV	504,992	18,770,247
NXP Semiconductors NV	85,429	19,459,018
Wolters Kluwer NV	120,321	14,141,989

		110,680,266

Portugal—0.7%
Galp Energia SGPS S.A.	1,331,316	12,909,680

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—1.3%
NAVER Corp.	39,292	$12,473,970
Samsung Electronics Co., Ltd.	190,962	12,536,683

		25,010,653

Spain—2.3%
Amadeus IT Group S.A. (a)	213,455	14,377,163
Cellnex Telecom S.A.	205,607	11,937,551
Iberdrola S.A.	1,567,459	18,368,224

		44,682,938

Switzerland—14.4%
Cie Financiere Richemont S.A. - Class A	133,107	19,875,956
Credit Suisse Group AG	1,358,181	13,173,326
Glencore plc (a)	3,402,285	17,309,669
Julius Baer Group, Ltd.	239,881	16,030,189
Nestle S.A.	452,858	63,305,850
Roche Holding AG	163,141	67,627,714
Schindler Holding AG (Participation Certificate)	58,341	15,653,005
Sika AG	61,180	25,395,550
UBS Group AG	1,268,795	22,772,451
Zurich Insurance Group AG	41,287	18,093,136

		279,236,846

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	964,468	21,355,980

Thailand—0.5%
Advanced Info Service PCL (NVDR)	1,347,800	9,279,868

United Kingdom—11.2%
Beazley plc (a)	601,325	3,794,057
British American Tobacco plc	659,679	24,442,019
Burberry Group plc	221,274	5,421,954
Capricorn Energy plc	2,627,890	6,678,590
ConvaTec Group plc	3,244,019	8,474,140
Croda International plc	195,371	26,795,119
Diageo plc	602,923	32,867,091
Hiscox, Ltd.	589,669	6,854,216
Linde plc	142,938	49,792,783
NatWest Group plc	6,255,319	19,060,571
Ocado Group plc (a)	197,232	4,474,946
Reckitt Benckiser Group plc	257,294	22,072,620
Weir Group plc (The)	104,672	2,414,818
Whitbread plc (a)	110,342	4,456,928

		217,599,852

United States—5.7%
Aon plc - Class A	137,216	41,241,641
Cadence Design Systems, Inc. (a)	74,511	13,885,125
EPAM Systems, Inc. (a)	28,066	18,760,718
QIAGEN NV (a)	428,830	23,895,384

United States—(Continued)
Visa, Inc. - Class A (b)	62,374	13,517,069

		111,299,937

Total Common Stocks (Cost $1,379,356,517)		1,930,159,318

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (a) (Cost $0)	298,538	327,632

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $8,567,087; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $8,738,460.	8,567,087	8,567,087

Total Short-Term Investments (Cost $8,567,087)		8,567,087

Securities Lending Reinvestments (c)—0.8%

Repurchase Agreements—0.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $305,263; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $311,368.	305,262	305,262
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $1,000,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $1,020,004.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $100,001; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $102,002.	100,000	100,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $400,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $408,188.	400,000	400,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,000,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,020,433.	1,000,000	$1,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,300,051; collateralized by various Common Stock with an aggregate market value of $1,444,718.	1,300,000	1,300,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $700,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,614.	700,000	700,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $3,000,043; collateralized by various Common Stock with an aggregate market value of $3,333,417.	3,000,000	3,000,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		8,805,262

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 0.030% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	500,000	500,000
Fidelity Government Portfolio, Class I 0.010% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	1,000,000	1,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (d)	1,000,000	1,000,000

		5,500,000

Total Securities Lending Reinvestments (Cost $14,305,262)		14,305,262

Total Investments—100.6% (Cost $1,402,228,866)		1,953,359,299
Other assets and liabilities (net)—(0.6)%		(12,543,133)

Net Assets—100.0%		$1,940,816,166

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $53,408,096 and the collateral received consisted of cash in the amount of $14,305,262 and non-cash collateral with a value of $42,572,702. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Pharmaceuticals	9.0
Chemicals	8.6
Machinery	6.2
Banks	5.9
Capital Markets	5.5
Textiles, Apparel & Luxury Goods	5.0
Insurance	4.9
IT Services	4.5
Electrical Equipment	4.1
Food Products	3.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(NVDR)—	Non-Voting Depository Receipts

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$46,759,356	$—	$46,759,356
Canada	40,837,787	—	—	40,837,787
China	43,887,299	49,180,240	—	93,067,539
Denmark	—	71,594,918	—	71,594,918
France	—	171,272,913	—	171,272,913
Germany	—	154,924,416	—	154,924,416
Greece	—	8,574,639	—	8,574,639
Hong Kong	—	71,422,668	—	71,422,668
India	—	23,728,140	—	23,728,140
Ireland	8,294,460	18,190,965	—	26,485,425
Italy	—	16,981,823	—	16,981,823
Japan	—	372,453,674	—	372,453,674
Netherlands	19,459,018	91,221,248	—	110,680,266
Portugal	—	12,909,680	—	12,909,680
South Korea	—	25,010,653	—	25,010,653
Spain	—	44,682,938	—	44,682,938
Switzerland	—	279,236,846	—	279,236,846
Taiwan	—	21,355,980	—	21,355,980
Thailand	9,279,868	—	—	9,279,868
United Kingdom	—	217,599,852	—	217,599,852
United States	87,404,553	23,895,384	—	111,299,937
Total Common Stocks	209,162,985	1,720,996,333	—	1,930,159,318
Total Warrants*	327,632	—	—	327,632
Total Short-Term Investment*	—	8,567,087	—	8,567,087
Securities Lending Reinvestments
Repurchase Agreements	—	8,805,262	—	8,805,262
Mutual Funds	5,500,000	—	—	5,500,000
Total Securities Lending Reinvestments	5,500,000	8,805,262	—	14,305,262
Total Investments	$214,990,617	$1,738,368,682	$—	$1,953,359,299

Collateral for Securities Loaned (Liability)	$—	$(14,305,262)	$—	$(14,305,262)

*	See Schedule of Investments for additional detailed categorizations.

BHFTI-8

See accompanying notes to financial statements.

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,953,359,299
Cash denominated in foreign currencies (c)	644,744
Receivable for:
Investments sold	237,956
Fund shares sold	599,527
Dividends	5,140,885
Prepaid expenses	5,780

Total Assets	1,959,988,191
Liabilities
Collateral for securities loaned	14,305,262
Payables for:
Investments purchased	1,039,181
Fund shares redeemed	1,006,414
Foreign taxes	985,894
Accrued Expenses:
Management fees	967,598
Distribution and service fees	129,515
Deferred trustees’ fees	189,880
Other expenses	548,281

Total Liabilities	19,172,025

Net Assets	$1,940,816,166

Net Assets Consist of:
Paid in surplus	$1,261,965,400
Distributable earnings (Accumulated losses) (d)	678,850,766

Net Assets	$1,940,816,166

Net Assets
Class A	$1,319,661,236
Class B	614,037,148
Class E	7,117,782
Capital Shares Outstanding*
Class A	89,110,214
Class B	41,925,947
Class E	482,794
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.81
Class B	14.65
Class E	14.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,402,228,866.
(b)	Includes securities loaned at value of $53,408,096.
(c)	Identified cost of cash denominated in foreign currencies was $642,128.
(d)	Includes foreign capital gains tax of $985,894.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$34,865,133
Non-cash dividends	2,764,051
Securities lending income	229,120

Total investment income	37,858,304
Expenses
Management fees	13,428,763
Administration fees	77,481
Custodian and accounting fees	535,634
Distribution and service fees—Class B	1,547,610
Distribution and service fees—Class E	11,029
Audit and tax services	50,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	73,896
Insurance	13,247
Miscellaneous	49,596

Total expenses	15,879,167
Less management fee waiver	(1,914,357)

Net expenses	13,964,810

Net Investment Income	23,893,494

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	113,409,459
Foreign currency transactions	(52,871)

Net realized gain (loss)	113,356,588

Net change in unrealized appreciation (depreciation) on:
Investments (c)	79,438,932
Foreign currency transactions	(312,474)

Net change in unrealized appreciation (depreciation)	79,126,458

Net realized and unrealized gain (loss)	192,483,046

Net Increase (Decrease) in Net Assets From Operations	$216,376,540

(a)	Net of foreign withholding taxes of $3,823,022.
(b)	Net of foreign capital gains tax of $86,601.
(c)	Includes change in foreign capital gains tax of $(226,293).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,893,494	$21,447,662
Net realized gain (loss)	113,356,588	68,556,625
Net change in unrealized appreciation (depreciation)	79,126,458	129,060,390

Increase (decrease) in net assets from operations	216,376,540	219,064,677

From Distributions to Shareholders
Class A	(61,360,182)	(67,180,163)
Class B	(27,963,749)	(30,385,853)
Class E	(336,131)	(402,866)

Total distributions	(89,660,062)	(97,968,882)

Increase (decrease) in net assets from capital share transactions	(62,364,266)	(43,564,134)

Total increase (decrease) in net assets	64,352,212	77,531,661

Net Assets
Beginning of period	1,876,463,954	1,798,932,293

End of period	$1,940,816,166	$1,876,463,954

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,176,844	$32,228,549	1,671,914	$19,135,541
Reinvestments	4,228,820	61,360,182	5,982,205	67,180,163
Redemptions	(8,664,650)	(126,054,324)	(9,206,380)	(113,319,332)

Net increase (decrease)	(2,258,986)	$(32,465,593)	(1,552,261)	$(27,003,628)

Class B
Sales	2,506,744	$36,035,202	2,682,743	$31,505,428
Reinvestments	1,945,981	27,963,749	2,730,086	30,385,853
Redemptions	(6,464,149)	(93,173,934)	(6,424,021)	(77,589,619)

Net increase (decrease)	(2,011,424)	$(29,174,983)	(1,011,192)	$(15,698,338)

Class E
Sales	11,370	$161,444	32,780	$388,961
Reinvestments	23,246	336,131	36,002	402,866
Redemptions	(84,035)	(1,221,265)	(138,595)	(1,653,995)

Net increase (decrease)	(49,419)	$(723,690)	(69,813)	$(862,168)

Increase (decrease) derived from capital shares transactions		$(62,364,266)		$(43,564,134)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.86	$13.03	$10.79	$12.79	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.28	0.23	0.20
Net realized and unrealized gain (loss)	1.46	1.39	2.73	(1.95)	2.67

Total income (loss) from investment operations	1.65	1.56	3.01	(1.72)	2.87

Less Distributions
Distributions from net investment income	(0.17)	(0.31)	(0.20)	(0.28)	(0.23)
Distributions from net realized capital gains	(0.53)	(0.42)	(0.57)	0.00	0.00

Total distributions	(0.70)	(0.73)	(0.77)	(0.28)	(0.23)

Net Asset Value, End of Period	$14.81	$13.86	$13.03	$10.79	$12.79

Total Return (%) (b)	11.98	13.28	28.69	(13.81)	28.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.74	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.64	0.64	0.64	0.65	0.68
Ratio of net investment income (loss) to average net assets (%)	1.31	1.36	2.32	1.83	1.75
Portfolio turnover rate (%)	18	26	15	21	27
Net assets, end of period (in millions)	$1,319.7	$1,266.4	$1,211.1	$1,075.1	$1,343.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.72	$12.90	$10.69	$12.67	$10.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.13	0.25	0.20	0.17
Net realized and unrealized gain (loss)	1.45	1.38	2.69	(1.94)	2.64

Total income (loss) from investment operations	1.60	1.51	2.94	(1.74)	2.81

Less Distributions
Distributions from net investment income	(0.14)	(0.27)	(0.16)	(0.24)	(0.20)
Distributions from net realized capital gains	(0.53)	(0.42)	(0.57)	0.00	0.00

Total distributions	(0.67)	(0.69)	(0.73)	(0.24)	(0.20)

Net Asset Value, End of Period	$14.65	$13.72	$12.90	$10.69	$12.67

Total Return (%) (b)	11.71	13.02	28.31	(14.00)	28.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00	0.99	1.00	0.99
Net ratio of expenses to average net assets (%) (c)	0.89	0.89	0.89	0.90	0.93
Ratio of net investment income (loss) to average net assets (%)	1.07	1.11	2.07	1.59	1.49
Portfolio turnover rate (%)	18	26	15	21	27
Net assets, end of period (in millions)	$614.0	$602.7	$580.0	$515.4	$662.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.80	$12.98	$10.75	$12.74	$10.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.15	0.26	0.21	0.18
Net realized and unrealized gain (loss)	1.45	1.38	2.72	(1.94)	2.66

Total income (loss) from investment operations	1.62	1.53	2.98	(1.73)	2.84

Less Distributions
Distributions from net investment income	(0.15)	(0.29)	(0.18)	(0.26)	(0.21)
Distributions from net realized capital gains	(0.53)	(0.42)	(0.57)	0.00	0.00

Total distributions	(0.68)	(0.71)	(0.75)	(0.26)	(0.21)

Net Asset Value, End of Period	$14.74	$13.80	$12.98	$10.75	$12.74

Total Return (%) (b)	11.80	13.06	28.47	(13.91)	28.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.90	0.89	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.80	0.83
Ratio of net investment income (loss) to average net assets (%)	1.19	1.22	2.16	1.71	1.58
Portfolio turnover rate (%)	18	26	15	21	27
Net assets, end of period (in millions)	$7.1	$7.3	$7.8	$6.6	$8.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $44,007 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $8,567,087. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,805,262. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$333,753,835	$0	$457,116,603

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $2,248,860 in purchases and $1,269,633 in sales of investments, which are included above, and resulted in net realized gains of $630,868.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$13,428,763	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,412,888,512

Gross unrealized appreciation	603,753,819
Gross unrealized (depreciation)	(64,268,926)

Net unrealized appreciation (depreciation)	$539,484,893

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$21,004,115	$40,307,014	$68,655,947	$57,661,868	$89,660,062	$97,968,882

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,207,423	$98,292,556	$539,540,668	$—	$679,040,647

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the three- and five-year periods ended October 31, 2021 and underperformed the same benchmark for the one-year period ended October 31, 2021. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Morgan Stanley Discovery Portfolio returned -10.54%, -10.78%, and -10.69%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 12.73%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets saw increased short-term volatility in 2021, but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the year higher. The economic recovery progressed due to easing restrictions and increasing vaccinations, along with support from the federal government’s COVID-19 pandemic relief and accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the U.S. Federal Reserve and other central banks around the world to begin withdrawing monetary stimulus measures. The clarity on monetary policy and early evidence that the highly contagious omicron variant could be less deadly led markets to rally at year-end.

Mid-cap growth equities, as measured by the Russell Midcap Growth Index (the “Index”), advanced over the year. Eight of the Index’s eleven sectors posted double-digit gains, led by Energy, Real Estate, and Industrials. Communication Services and Consumer Staples were the only sectors with negative performance in the Index and the greatest relative laggards in the Index in the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio management team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

The long-term investment horizon and conviction-weighted investment approach embraced by the Portfolio managers can result in periods of performance deviation from the benchmark and peers. The Portfolio underperformed the benchmark in this 12 month period due to unfavorable stock selection and sector allocations.

Greater market volatility and a widespread sell-off in high growth and high multiple equities was a significant headwind to Portfolio performance through much of 2021. We believe the sell-off was driven by a broad rotation out of such names and not due to company-specific fundamentals, which, across most of the Portfolio, remained largely robust.

The main detractors in the Portfolio were Consumer Discretionary, Health Care and Information Technology due to mixed stock selection. Holdings in Fastly (2.6% of the Portfolio as of the end of the period), Wayfair (2.8% of the Portfolio), Farfetch (1.4% of the Portfolio), and Moderna (sold as of December 31, 2021) were among the largest detractors in these sectors and across the whole Portfolio for the period. Fastly, which operates an edge cloud platform for processing, serving, and securing customers’ applications, saw its shares underperform due to a network outage which led to difficulties with some customers, and resulted in financial results and an outlook that fell short of investor expectations. Wayfair is a leading online retailer of home furnishings. Its shares languished due to a year-over-year decline in sales, as the company faced reopening headwinds and tough comparisons from the previous year, when the onset of the pandemic led to a surge in demand for home furnishings. This was partly offset, however, by better-than-expected profitability and growing traction with Wayfair Professional, its business-to-business offering. Although a diverse set of holdings among these areas weighed on relative results, it was partly offset by strength in DoorDash (sold as of December 31, 2021), Cloudflare (6.6% of the Portfolio), and MongoDB (6.4% of the Portfolio), which were among the top contributors in these sectors and across the whole Portfolio. DoorDash is the largest and fastest growing business in the U.S. food delivery logistics area, with leading market share in suburban markets. Its shares outperformed due to continued solid execution and market share gains within the restaurant category, as well as investor optimism around the company’s planned expansion into non-restaurant verticals and additional markets internationally.

An overweight allocation to Communication Services was also a larger detractor from relative performance, but the negative impact was partially offset by favorable stock selection there. Within Communication Services, ZoomInfo Technologies (1.7% of the Portfolio) was a top contributor in the sector and across the whole Portfolio. ZoomInfo Technologies has aggregated a vast database of information about the employment and contact information of millions of people, which is sold to companies in order to help them target sales prospects. The company hosted an upbeat investor day, during which management highlighted a larger addressable market opportunity, new product extensions, expansion of its salesforce and initiatives to expand further internationally. This, coupled with solid fundamentals, helped ZoomInfo’s shares perform well. A zero-weight allocation to Consumer Staples was also advantageous to relative performance.

At the end of the period, the Portfolio’s top holdings included Cloudflare (6.6% of the Portfolio), MongoDB (6.4% of the Portfolio), Roblox (5.5% of the Portfolio), Affirm Holdings (5.2% of the Portfolio), and Okta (4.9% of the Portfolio). The Portfolio had a sector overweight position in Communication Services, Information Technology, and Real Estate; a sector underweight position in Consumer Discretionary, Financials, Health Care, and Industrials; and no exposure to Consumer Staples, Energy, Materials, and Utilities.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives were not a material factor affecting performance in the period and all derivatives held in the Portfolio performed as expected.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	-10.54	37.65	20.90
Class B	-10.78	37.29	20.60
Class E	-10.69	37.43	20.72
Russell Midcap Growth Index	12.73	19.83	16.62

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Cloudflare, Inc. - Class A	6.5
MongoDB, Inc.	6.4
ROBLOX Corp. - Class A	5.4
Affirm Holdings, Inc.	5.2
Okta, Inc.	4.8
Unity Software, Inc.	3.8
Bill.com Holdings, Inc.	3.8
Trade Desk, Inc. (The) - Class A	3.6
Twitter, Inc.	3.6
Carvana Co.	3.2

Top Sectors

% of Net Assets
Information Technology	47.9
Health Care	15.2
Communication Services	13.2
Consumer Discretionary	10.8
Financials	2.0
Real Estate	1.9

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.62%	$1,000.00	$822.60	$2.85
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a)	Actual	0.87%	$1,000.00	$821.50	$3.99
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E (a)	Actual	0.77%	$1,000.00	$822.00	$3.54
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—92.0% of Net Assets

Security Description	Shares	Value

Biotechnology—1.1%
Alnylam Pharmaceuticals, Inc. (a) (b)	52,386	$8,883,618
Ginkgo Bioworks Holdings, Inc. (a) (b)	523,357	4,349,097
Intellia Therapeutics, Inc. (a) (b)	85,822	10,147,593

		23,380,308

Capital Markets—1.0%
Coinbase Global, Inc. - Class A (a)	83,804	21,149,616

Commercial Services & Supplies—0.4%
Aurora Innovation, Inc. (a)	813,259	9,157,296

Diversified Financial Services—1.0%
Upstart Holdings, Inc. (a) (b)	135,663	20,525,812

Entertainment—5.4%
ROBLOX Corp. - Class A (a) (b)	1,079,509	111,362,148

Health Care Providers & Services—2.8%
Agilon Health, Inc. (a) (b)	1,365,070	36,856,890
Guardant Health, Inc. (a) (b)	199,317	19,935,686

		56,792,576

Health Care Technology—7.3%
Doximity, Inc. - Class A (a)	902,671	45,250,897
GoodRx Holdings, Inc. - Class A (a) (b)	1,460,660	47,734,369
Teladoc Health, Inc. (a) (b)	54,699	5,022,462
Veeva Systems, Inc. - Class A (a)	202,177	51,652,180

		149,659,908

Interactive Media & Services—7.7%
Pinterest, Inc. - Class A (a)	1,400,833	50,920,280
Twitter, Inc. (a)	1,686,493	72,890,227
ZoomInfo Technologies, Inc. - Class A (a) (b)	547,137	35,126,195

		158,936,702

Internet & Direct Marketing Retail—5.4%
Chewy, Inc. - Class A (a) (b)	204,796	12,076,820
Farfetch, Ltd. - Class A (a) (b)	835,269	27,923,043
Grab Holdings, Ltd. - Class A (a) (b)	2,081,763	14,842,970
Wayfair, Inc. - Class A (a) (b)	298,326	56,672,990

		111,515,823

IT Services—26.3%
Affirm Holdings, Inc. (a) (b)	1,057,778	106,370,156
Cloudflare, Inc. - Class A (a)	1,019,579	134,074,639
Fastly, Inc. - Class A (a) (b)	1,498,036	53,105,376
Marqeta, Inc. - Class A (a) (b)	935,502	16,062,569
MongoDB, Inc. (a) (b)	247,884	131,217,395
Okta, Inc. (a) (b)	441,368	98,941,465

		539,771,600

Leisure Products—2.2%
Peloton Interactive, Inc. - Class A (a) (b)	1,264,138	45,205,575

Life Sciences Tools & Services—1.1%
10X Genomics, Inc. - Class A (a) (b)	144,629	21,543,936

Pharmaceuticals—3.0%
Royalty Pharma plc - Class A (b)	1,526,418	60,827,757

Real Estate—0.6%
WeWork, Inc. - Class A (a) (b)	1,367,669	11,761,953

Real Estate Management & Development—1.9%
Opendoor Technologies, Inc. (a) (b)	1,208,020	17,649,172
Redfin Corp. (a) (b)	547,496	21,018,372

		38,667,544

Software—21.6%
Bill.com Holdings, Inc. (a) (b)	311,429	77,592,535
Cipher Mining, Inc. (a) (b)	1,260,988	5,838,374
Confluent, Inc. - Class A (a) (b)	480,860	36,660,766
Gitlab, Inc. - Class A (a) (b)	136,475	11,873,325
Hashicorp, Inc. - Class A (a) (b)	170,737	15,543,897
HubSpot, Inc. (a)	29,848	19,674,309
ironSource, Ltd. - Class A † (a) (c)	2,365,584	18,004,398
ironSource, Ltd. - Class A (a) (b)	677,417	5,243,208
MicroStrategy, Inc. - Class A (a) (b)	16,184	8,812,026
Monday.com, Ltd. (a) (b)	99,933	30,851,316
Procore Technologies, Inc. (a)	265,839	21,259,145
Qualtrics International, Inc. - Class A (a) (b)	419,855	14,862,867
Samsara, Inc. - Class A (a) (b)	581,628	16,349,563
Trade Desk, Inc. (The) - Class A (a) (b)	808,271	74,069,955
UiPath, Inc. - Class A (a) (b)	205,446	8,860,886
Unity Software, Inc. (a)	543,234	77,677,030

		443,173,600

Specialty Retail—3.2%
Carvana Co. (a) (b)	279,359	64,752,623

Total Common Stocks (Cost $1,885,437,400)		1,888,184,777

Convertible Preferred Stock—0.9%

Software—0.9%
Databricks, Inc. - Series H † (a) (c) (d) (Cost $16,889,079)	76,611	17,284,974

Preferred Stock—0.1%

Internet & Direct Marketing Retail—0.1%
Overstock.com, Inc. - Series A-1 (Cost $73,427)	16,348	768,356

Warrants—0.0%

Biotechnology—0.0%
Ginkgo Bioworks Holding, Inc., Expires 08/01/26 (a) (Cost $348,553)	104,671	234,463

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2021

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable † (a) (c) (d) (Cost $0)	60,812	$24,933

Short-Term Investment—6.7%

Repurchase Agreement—6.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $137,677,967; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $140,431,540.	137,677,967	137,677,967

Total Short-Term Investments (Cost $137,677,967)		137,677,967

Securities Lending Reinvestments (e)—27.0%

Certificates of Deposit—10.9%
Bank of Montreal 0.300%, 06/02/22	12,000,000	12,000,756
Bank of Nova Scotia 0.320%, 06/07/22	10,000,000	10,001,220
Barclays Bank plc 0.180%, 04/07/22	20,000,000	19,997,140
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (f)	10,000,000	9,999,800
0.170%, 03/18/22	15,000,000	14,998,950
Credit Industriel et Commercial Zero Coupon, 04/14/22	15,000,000	14,989,800
Credit Suisse (NY) 0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	25,000,000	25,000,875
Mizuho Bank, Ltd.
0.160%, 03/25/22	15,000,000	14,998,350
0.250%, 05/05/22	5,000,000	5,000,035
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	5,000,000	4,996,150
0.160%, 03/02/22	7,000,000	6,999,650
Nationwide Building Society Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (f)	11,000,000	10,999,549
0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	2,500,000	2,498,300
0.240%, 3M LIBOR + 0.020%, 03/25/22 (f)	5,000,000	5,000,005
Societe Generale
0.140%, 01/05/22	10,000,000	10,000,060
0.150%, 03/15/22	2,000,000	1,999,794
Standard Chartered Bank (NY)
0.150%, 02/02/22	15,000,000	15,000,285
0.170%, 03/28/22	5,000,000	4,999,530

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (f)	7,000,000	6,998,803
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	2,000,000	1,999,660
Zero Coupon, 03/21/22	5,000,000	4,997,700
Zero Coupon, 04/19/22	7,000,000	6,994,960

		222,471,592

Commercial Paper—1.3%
Antalis S.A. 0.140%, 01/14/22	7,000,000	6,999,531
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	5,000,000	4,996,150
UBS AG 0.240%, 03/30/22	15,000,000	14,985,525

		26,981,206

Repurchase Agreements—13.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $47,560,381; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $48,511,548.	47,560,341	47,560,341
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $10,003,403; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $10,338,245.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $4,001,633; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $17,006,942; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $18,642,265.	17,000,000	17,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $5,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $5,102,355.	5,000,000	$5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $38,800,528; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $39,592,806.	38,800,000	38,800,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $60,002,333; collateralized by various Common Stock with an aggregate market value of $66,679,296.	60,000,000	60,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $21,800,345; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $24,217,110.	21,800,000	21,800,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $6,700,306; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $7,442,873.	6,700,000	6,700,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $3,000,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $3,333,630.	3,000,000	3,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $10,003,111; collateralized by various Common Stock with an aggregate market value of $11,111,210.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $6,000,025; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $6,120,179.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $10,000,142; collateralized by various Common Stock with an aggregate market value of $11,111,391.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $10,000,389; collateralized by various Common Stock with an aggregate market value of $11,111,391.	10,000,000	10,000,000
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $8,225,096; collateralized by various Common Stock with an aggregate market value of $9,091,624.	8,225,000	8,225,000

		268,585,341

Time Deposit—0.7%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (f)	15,000,000	15,000,000

Mutual Funds—1.0%
Allspring Government Money Market Fund, Select Class 0.030% (g)	5,000,000	5,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (g)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	5,000,000	5,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (g)	5,000,000	5,000,000

		21,000,000

Total Securities Lending Reinvestments (Cost $554,056,220)		554,038,139

Total Purchased Options—0.1% (h) (Cost $12,469,624)		2,797,928

Total Investments—126.8% (Cost $2,606,952,270)		2,601,011,537
Other assets and liabilities (net)—(26.8)%		(549,298,811)

Net Assets—100.0%		$2,051,712,726

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $35,314,305, which is 1.7% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $605,389,017 and the collateral received consisted of cash in the amount of $554,017,343 and non-cash collateral with a value of $73,346,792. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 1.7% of net assets.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2021

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Databricks, Inc. - Series H	08/31/21	76,611	$16,889,079	$17,284,974
Flipkart Escrow Receivable	08/20/18	60,812	—	24,933
ironSource, Ltd. - Class A	03/19/21	2,365,584	23,655,840	18,004,398

				$35,314,305

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	7.449	BNP	01/06/22	483,344,853	USD	483,344,853	$2,580,085	$484	$(2,579,601)
USD Call/CNH Put	CNH	7.570	GSI	03/30/22	471,242,125	USD	471,242,125	2,340,690	2,356	(2,338,334)
USD Call/CNH Put	CNH	7.275	JPMC	07/22/22	537,625,611	USD	537,625,611	2,504,712	669,882	(1,834,830)
USD Call/CNH Put	CNH	7.375	JPMC	07/27/22	154,567,411	USD	154,567,411	819,980	170,797	(649,183)
USD Call/CNH Put	CNH	7.310	JPMC	08/05/22	240,447,105	USD	240,447,105	1,633,117	323,882	(1,309,235)
USD Call/CNH Put	CNH	7.270	GSI	11/10/22	539,730,955	USD	539,730,955	2,591,040	1,630,527	(960,513)

Totals								$12,469,624	$2,797,928	$(9,671,696)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(USD)—	United States Dollar
(CNH)—	Chinese Renminbi

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$23,380,308	$—	$—	$23,380,308
Capital Markets	21,149,616	—	—	21,149,616
Commercial Services & Supplies	9,157,296	—	—	9,157,296
Diversified Financial Services	20,525,812	—	—	20,525,812
Entertainment	111,362,148	—	—	111,362,148
Health Care Providers & Services	56,792,576	—	—	56,792,576
Health Care Technology	149,659,908	—	—	149,659,908
Interactive Media & Services	158,936,702	—	—	158,936,702
Internet & Direct Marketing Retail	111,515,823	—	—	111,515,823
IT Services	539,771,600	—	—	539,771,600
Leisure Products	45,205,575	—	—	45,205,575
Life Sciences Tools & Services	21,543,936	—	—	21,543,936
Pharmaceuticals	60,827,757	—	—	60,827,757
Real Estate	11,761,953	—	—	11,761,953
Real Estate Management & Development	38,667,544	—	—	38,667,544
Software	425,169,202	18,004,398	—	443,173,600
Specialty Retail	64,752,623	—	—	64,752,623
Total Common Stocks	1,870,180,379	18,004,398	—	1,888,184,777
Total Convertible Preferred Stock*	—	—	17,284,974	17,284,974
Total Preferred Stock*	768,356	—	—	768,356
Total Warrants*	234,463	—	—	234,463
Total Escrow Shares*	—	—	24,933	24,933
Total Short-Term Investment*	—	137,677,967	—	137,677,967
Securities Lending Reinvestments
Certificates of Deposit	—	222,471,592	—	222,471,592
Commercial Paper	—	26,981,206	—	26,981,206
Repurchase Agreements	—	268,585,341	—	268,585,341
Time Deposit	—	15,000,000	—	15,000,000
Mutual Funds	21,000,000	—	—	21,000,000
Total Securities Lending Reinvestments	21,000,000	533,038,139	—	554,038,139
Total Purchased Options at Value	$—	$2,797,928	$—	$2,797,928
Total Investments	$1,892,183,198	$691,518,432	$17,309,907	$2,601,011,537

Collateral for Securities Loaned (Liability)	$—	$(554,017,343)	$—	$(554,017,343)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, a transfer from Level 3 to Level 2 in the amount of $7,631,408 was due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,601,011,537
Cash denominated in foreign currencies (c)	1,029
Receivable for:
Investments sold	197,518
Fund shares sold	9,824,132
Prepaid expenses	6,819

Total Assets	2,611,041,035
Liabilities
Cash collateral for purchased options	2,961,000
Collateral for securities loaned	554,017,343
Payables for:
Investments purchased	379,993
Fund shares redeemed	250,229
Accrued Expenses:
Management fees	1,072,585
Distribution and service fees	131,242
Deferred trustees’ fees	193,153
Other expenses	322,764

Total Liabilities	559,328,309

Net Assets	$2,051,712,726

Net Assets Consist of:
Paid in surplus	$1,568,046,093
Distributable earnings (Accumulated losses)	483,666,633

Net Assets	$2,051,712,726

Net Assets
Class A	$1,436,487,698
Class B	588,741,486
Class E	26,483,542
Capital Shares Outstanding*
Class A	64,575,635
Class B	31,136,374
Class E	1,315,753
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.25
Class B	18.91
Class E	20.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,606,952,270.
(b)	Includes securities loaned at value of $605,389,017.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$1,550,160
Securities lending income	5,150,903

Total investment income	6,701,063
Expenses
Management fees	15,745,993
Administration fees	93,438
Custodian and accounting fees	151,719
Distribution and service fees—Class B	1,799,791
Distribution and service fees—Class E	52,784
Audit and tax services	49,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	90,699
Insurance	15,544
Miscellaneous	27,220

Total expenses	18,118,099
Less management fee waiver	(916,679)

Net expenses	17,201,420

Net Investment Loss	(10,500,357)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	528,052,420
Purchased options	(9,014,444)
Foreign currency transactions	(31,848)

Net realized gain (loss)	519,006,128

Net change in unrealized appreciation (depreciation) on:
Investments	(732,300,641)
Purchased options	(2,296,860)
Foreign currency transactions	(372)

Net change in unrealized appreciation (depreciation)	(734,597,873)

Net realized and unrealized gain (loss)	(215,591,745)

Net Increase (Decrease) in Net Assets From Operations	$(226,092,102)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(10,500,357)	$(9,342,291)
Net realized gain (loss)	519,006,128	1,174,863,516
Net change in unrealized appreciation (depreciation)	(734,597,873)	544,815,887

Increase (decrease) in net assets from operations	(226,092,102)	1,710,337,112

From Distributions to Shareholders
Class A	(803,118,839)	(169,867,112)
Class B	(362,688,630)	(91,441,419)
Class E	(17,339,673)	(3,599,199)

Total distributions	(1,183,147,142)	(264,907,730)

Increase (decrease) in net assets from capital share transactions	889,572,498	(145,023,053)

Total increase (decrease) in net assets	(519,666,746)	1,300,406,329

Net Assets
Beginning of period	2,571,379,472	1,270,973,143

End of period	$2,051,712,726	$2,571,379,472

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,100,811	$75,907,387	1,998,507	$66,959,521
Reinvestments	32,047,839	803,118,839	6,090,610	169,867,112
Redemptions	(6,826,515)	(237,135,520)	(8,364,947)	(264,371,075)

Net increase (decrease)	27,322,135	$641,890,706	(275,830)	$(27,544,442)

Class B
Sales	2,717,850	$81,112,441	1,923,792	$55,820,946
Reinvestments	17,003,686	362,688,630	3,548,367	91,441,419
Redemptions	(6,343,327)	(204,860,701)	(8,870,310)	(266,321,880)

Net increase (decrease)	13,378,209	$238,940,370	(3,398,151)	$(119,059,515)

Class E
Sales	96,019	$3,331,979	202,445	$6,393,466
Reinvestments	764,199	17,339,673	135,563	3,599,199
Redemptions	(393,977)	(11,930,230)	(291,661)	(8,411,761)

Net increase (decrease)	466,241	$8,741,422	46,347	$1,580,904

Increase (decrease) derived from capital shares transactions		$889,572,498		$(145,023,053)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$47.23	$21.87	$18.57	$20.17	$14.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)	(0.14)	(0.03)	(0.04)	0.00 (b)
Net realized and unrealized gain (loss)	(2.34)	30.39	7.74	2.69	5.80

Total income (loss) from investment operations	(2.46)	30.25	7.71	2.65	5.80

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.06)
Distributions from net realized capital gains	(22.52)	(4.89)	(4.41)	(4.25)	0.00

Total distributions	(22.52)	(4.89)	(4.41)	(4.25)	(0.06)

Net Asset Value, End of Period	$22.25	$47.23	$21.87	$18.57	$20.17

Total Return (%) (c)	(10.54)	153.77	40.47 (d)	10.41	40.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.68	0.68	0.69
Net ratio of expenses to average net assets (%) (e)	0.62	0.63	0.66	0.66	0.67
Ratio of net investment income (loss) to average net assets (%)	(0.35)	(0.44)	(0.13)	(0.18)	0.02
Portfolio turnover rate (%)	94	107	97	87	64
Net assets, end of period (in millions)	$1,436.5	$1,759.4	$820.8	$650.2	$692.9

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$43.58	$20.48	$17.62	$19.35	$13.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.17)	(0.20)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(1.98)	28.19	7.35	2.61	5.57

Total income (loss) from investment operations	(2.15)	27.99	7.27	2.52	5.53

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	(22.52)	(4.89)	(4.41)	(4.25)	0.00

Total distributions	(22.52)	(4.89)	(4.41)	(4.25)	(0.03)

Net Asset Value, End of Period	$18.91	$43.58	$20.48	$17.62	$19.35

Total Return (%) (c)	(10.78)	153.11	40.13 (d)	10.15	39.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.91	0.93	0.93	0.94
Net ratio of expenses to average net assets (%) (e)	0.87	0.88	0.91	0.91	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.60)	(0.68)	(0.39)	(0.43)	(0.23)
Portfolio turnover rate (%)	94	107	97	87	64
Net assets, end of period (in millions)	$588.7	$773.8	$433.3	$368.5	$398.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.91	$20.99	$17.97	$19.65	$14.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.15)	(0.18)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	(2.11)	28.99	7.49	2.64	5.65

Total income (loss) from investment operations	(2.26)	28.81	7.43	2.57	5.63

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.04)
Distributions from net realized capital gains	(22.52)	(4.89)	(4.41)	(4.25)	0.00

Total distributions	(22.52)	(4.89)	(4.41)	(4.25)	(0.04)

Net Asset Value, End of Period	$20.13	$44.91	$20.99	$17.97	$19.65

Total Return (%) (c)	(10.69)	153.37	40.25 (d)	10.26	40.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.81	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (e)	0.77	0.78	0.81	0.81	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.50)	(0.59)	(0.29)	(0.33)	(0.13)
Portfolio turnover rate (%)	94	107	97	87	64
Net assets, end of period (in millions)	$26.5	$38.2	$16.9	$13.9	$13.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $137,677,967. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $268,585,341. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$2,797,928

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$484	$—	$(484)	$—
Goldman Sachs International	1,632,883	—	(1,632,883)	—
JPMorgan Chase Bank N.A.	1,164,561	—	(1,164,561)	—

	$2,797,928	$—	$(2,797,928)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(9,014,444)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(2,296,860)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$2,349,047,337

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,202,143,174	$0	$2,495,267,504

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$15,745,993	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,621,396,672

Gross unrealized appreciation	281,681,134
Gross unrealized (depreciation)	(302,066,269)

Net unrealized appreciation (depreciation)	$(20,385,135)

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$390,529,450	$102,116,783	$792,617,692	$162,790,947	$1,183,147,142	$264,907,730

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$72,797,605	$431,447,269	$(20,385,087)	$—	$483,859,787

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Morgan Stanley Discovery Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley Discovery Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Discovery Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Morgan Stanley Discovery Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the three- and five-year periods ended October 31, 2021 and underperformed the same index for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 6.39%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

The year 2021 will be remembered as the first time in a generation where consumer and business demand, pent-up largely because of the COVID-19 pandemic, could not be satisfied by the global supply chain of goods and labor. This imbalance had wide-ranging implications for commodity prices, risky asset markets, and geopolitics. Beyond the global supply and demand imbalance, there were several other key economic events, including the effect of COVID-19-related supply chain disruption on inflation, global COVID-19 vaccine rollouts along with new variants, and the beginning of monetary policy normalization for many leading central banks. These events provided a backdrop for record prices in equities. Within the U.S., large cap equities outperformed small caps for the 1 year period, with the S&P 500 Index gaining 28.71% compared to 14.82% for the Russell 2000 Index. Non-U.S. developed markets also posted strong double-digit gains over the course of the year with the MSCI World ex-U.S. Index (Hedged) gaining 13.12%. Emerging markets equities were the laggard as the MSCI Emerging Markets Index lost 2.54%.

Beginning in late September, global central bank rhetoric and action turned markedly less accommodative in the face of strengthening economic conditions and stubborn inflationary pressures. The U.S. Federal Reserve (the “Fed”), Bank of England, Bank of Canada, Reserve Bank of New Zealand, and a host of developing country central banks began communicating their intentions to normalize monetary conditions and, in some cases, accelerate their normalization cycle. The Fed notably used the period between late September and December’s meeting to put themselves back on the right side of the data and their forward-looking outlook. The pivot bought time for more data to see if inflationary pressures were temporary or, in fact, structural. Entering the year, investors expected the Fed to hike short-term rates once in 2022. By the end of 2021, investors were expecting three and a half hikes in 2022. Interestingly, between late September’s pivot and the end of 2021, the Fed was able to effectively tighten monetary conditions without raising rates via the expectations channel. The benchmark 10-year U.S. Treasury note ultimately climbed 59 basis points over the year and ended 2021 at 1.52%. Yields for other developed market government debt generally rose along with Treasuries. The FTSE U.S. Treasury Index declined 2.32% in 2021 and was closely trailed by the FTSE World Government Bond ex-U.S. (Hedged) Index, which lost 2.81%. U.S. investment-grade credit fared somewhat better for the year with the Bloomberg U.S. Credit Index only declining 1.08%.

The COVID-19 vaccines started reaching people in late 2020, with the global COVID-19 vaccine rollout beginning in earnest in early 2021. The successful initial COVID-19 vaccine rollout helped consumers confidently begin to reestablish some of their pre-pandemic routines. This meant, in some cases, a return to restaurants, vacations, and the office. The introduction of effective COVID-19 vaccines changed the COVID-19 pandemic from a medical and economic event to largely only a medical concern. Despite new COVID-19 variants cropping up, namely Delta mid-year and Omicron in November, economic activity steadily improved month over month throughout the year. The highest inflationary environment seen in decades was beneficial for the Bloomberg World Government ILB (Hedged) Index, which posted a gain of 5.65% in 2021. Commodity prices maintained a strong rally throughout the year, boosted by increased demand and certain supply imbalances as the global economy fully reopened. The more heavily energy-weighted S&P Goldman Sachs Commodity Index gained 40.35%, its largest annual return in over twenty years. The more balanced Bloomberg Commodity Index also posted a decade’s high annual return of 27.11%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

During the one year period, for the main asset classes used in the Portfolio, equities, and inflation-protected assets contributed to positive performance, while nominal fixed income detracted versus the benchmark. Inflation-protected assets were the top-performing asset class boosted by the strong demand for inflation-linked bonds as well as for commodities, which rallied significantly in 2021. The contribution from equities only slightly trailed that from inflation-protected assets, as each of the sub-asset classes contributed positively, with the exception of emerging markets. Emerging market equities struggled over the second half of the year. The relative strength of the U.S. dollar versus major developed market currencies and many developing currencies proved to be a significant headwind to developing economies on the net. For nominal fixed income, U.S. and international government debt were the largest detractors from Portfolio performance, as yields rose in aggregate for the one year period, and prices declined. Lastly, within nominal fixed income, the contribution from investment grade credit was only modestly negative.

On average, the Portfolio maintained an overweight position to inflation-protected assets and equities and an underweight position to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the one year period, this positioning contributed to overall Portfolio performance.

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

By the end of the period, the Portfolio increased its overweight to inflation-protected assets at the expense of equities and nominal fixed income.

Within inflation-protected assets, the Portfolio was overweight both commodities and inflation-linked bonds. Within equities, the Portfolio was overweight U.S. large-cap and non-U.S. developed markets and underweight U.S. small-cap and emerging markets. Within nominal fixed income, the Portfolio was overweight investment-grade credit and underweight U.S. government debt and international government debt.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and all derivatives used during the period performed as expected.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	6.39	8.60	6.89
Dow Jones Moderate Portfolio Index	9.40	9.71	7.66

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	115.6
Global Developed Equities	40.1
Commodities - Production Weighted	19.5
Global Inflation-Linked Bonds	17.6
Global Emerging Equities	5.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	1.05%	$1,000.00	$1,021.20	$5.35
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Consolidated Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Foreign Government—21.9% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—21.9%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (a)	7,637,216	$10,757,622
French Republic Government Bond OAT 3.400%, 07/25/29 (EUR) (a)	7,995,000	12,982,981
Italy Buoni Poliennali Del Tesoro 1.250%, 09/15/32 (144A) (EUR) (a)	4,725,492	6,418,628
2.600%, 09/15/23 (144A) (EUR) (a)	1,738,212	2,150,984
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	9,723,038	22,938,840

Total Foreign Government (Cost $55,067,915)		55,249,055

U.S. Treasury & Government Agencies—12.8%

U.S. Treasury—12.8%
U.S. Treasury Inflation Indexed Bonds 2.125%, 02/15/40 (a)	3,454,218	5,284,815
3.375%, 04/15/32 (a)	4,673,490	6,950,396
3.875%, 04/15/29 (a)	3,364,080	4,684,971
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/23 (a)	2,395,920	2,474,349
0.125%, 10/15/25 (a)	905,837	976,465
0.125%, 01/15/30 (a)	1,612,125	1,789,183
0.250%, 01/15/25 (a)	4,319,565	4,627,542
0.250%, 07/15/29 (a)	3,243,030	3,633,492
0.375%, 07/15/25 (a)	1,749,045	1,899,585

Total U.S. Treasury & Government Agencies (Cost $30,017,707)		32,320,798

Common Stocks—12.2%

Aerospace & Defense—0.1%
Elbit Systems, Ltd.	165	28,574
General Dynamics Corp.	86	17,928
Howmet Aerospace, Inc.	462	14,706
Huntington Ingalls Industries, Inc.	66	12,325
L3Harris Technologies, Inc.	58	12,368
Lockheed Martin Corp.	59	20,969
MTU Aero Engines AG	22	4,473
Northrop Grumman Corp.	68	26,321
Raytheon Technologies Corp.	372	32,014
Safran S.A.	66	8,106
Textron, Inc.	178	13,742
TransDigm Group, Inc. (b)	21	13,362
		204,888

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	22,710
DSV A/S	67	15,482
Expeditors International of Washington, Inc.	329	44,181
United Parcel Service, Inc. - Class B	78	16,719
Yamato Holdings Co., Ltd.	600	14,070

		113,162

Airlines—0.0%
Air Canada (b)	392	6,548
Alaska Air Group, Inc. (b)	228	11,879
American Airlines Group, Inc. (b)	353	6,340
ANA Holdings, Inc. (b)	1,300	27,177
Delta Air Lines, Inc. (b)	247	9,653
Southwest Airlines Co. (b)	310	13,280

		74,877

Auto Components—0.1%
BorgWarner, Inc.	411	18,524
Bridgestone Corp.	600	25,817
Denso Corp.	300	24,772
Magna International, Inc.	373	30,180
Stanley Electric Co., Ltd.	600	15,019
Sumitomo Electric Industries, Ltd.	700	9,126

		123,438

Automobiles—0.0%
Ferrari NV	35	9,003
Ford Motor Co.	1,063	22,078
Honda Motor Co., Ltd.	400	11,233
Isuzu Motors, Ltd.	700	8,709
Renault S.A. (b)	162	5,626
Stellantis NV (Milan-Traded Shares)	854	16,035
Subaru Corp.	900	16,096
Toyota Motor Corp.	1,100	20,306

		109,086

Banks—0.3%
ABN AMRO Bank NV	1,431	21,037
Banco Santander S.A.	2,376	7,930
Bank Leumi Le-Israel B.M.	5,327	57,240
Bank of America Corp.	695	30,921
Bank of Montreal	294	31,653
Bank of Nova Scotia (The)	409	28,954
BOC Hong Kong Holdings, Ltd.	6,000	19,664
Canadian Imperial Bank of Commerce	295	34,387
Chiba Bank, Ltd. (The)	1,300	7,437
Citizens Financial Group, Inc.	100	4,725
Comerica, Inc.	216	18,792
Commonwealth Bank of Australia	215	15,803
Danske Bank A/S	1,002	17,125
Fifth Third Bancorp	693	30,180
Huntington Bancshares, Inc.	1,176	18,134
Israel Discount Bank, Ltd. - Class A	1,713	11,506
Japan Post Bank Co., Ltd.	2,200	20,178
KeyCorp	1,042	24,101
Mitsubishi UFJ Financial Group, Inc.	3,700	20,102
Mizrahi Tefahot Bank, Ltd.	747	28,798
Mizuho Financial Group, Inc.	1,950	24,802
People’s United Financial, Inc.	2,608	46,475
Raiffeisen Bank International AG	542	15,940
Regions Financial Corp.	748	16,306

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Resona Holdings, Inc.	7,900	$30,729
Royal Bank of Canada	373	39,587
Shizuoka Bank, Ltd. (The)	1,700	12,149
Skandinaviska Enskilda Banken AB - Class A	1,128	15,627
Sumitomo Mitsui Financial Group, Inc.	500	17,091
SVB Financial Group (b)	28	18,991
Toronto-Dominion Bank (The)	524	40,174
Truist Financial Corp.	478	27,987
U.S. Bancorp	317	17,806
Wells Fargo & Co.	75	3,598
Zions Bancorp N.A.	255	16,106

		792,035

Beverages—0.3%
Anheuser-Busch InBev S.A.	304	18,405
Asahi Group Holdings, Ltd.	500	19,405
Brown-Forman Corp. - Class B	476	34,681
Budweiser Brewing Co. APAC, Ltd.	1,800	4,721
Carlsberg AS - Class B	223	38,306
Coca-Cola Co. (The)	625	37,006
Coca-Cola Europacific Partners plc	298	16,667
Coca-Cola HBC AG	445	15,342
Constellation Brands, Inc. - Class A	184	46,179
Davide Campari-Milano NV	2,465	35,888
Diageo plc	846	46,118
Heineken Holding NV	193	17,819
Heineken NV	157	17,654
Ito En, Ltd.	1,300	68,267
Kirin Holdings Co., Ltd.	900	14,434
Molson Coors Beverage Co. - Class B	858	39,768
Monster Beverage Corp. (b)	604	58,008
PepsiCo, Inc.	264	45,859
Pernod Ricard S.A.	165	39,699
Remy Cointreau S.A.	156	37,973
Suntory Beverage & Food, Ltd.	900	32,551
Treasury Wine Estates, Ltd.	3,529	31,815

		716,565

Biotechnology—0.1%
AbbVie, Inc.	277	37,506
Amgen, Inc.	95	21,372
Argenx SE (b)	130	45,947
Biogen, Inc. (b)	70	16,794
CSL, Ltd.	131	27,741
Genmab A/S (b)	93	37,237
Gilead Sciences, Inc.	390	28,318
Grifols S.A.	1,405	26,883
Incyte Corp. (b)	338	24,809
Regeneron Pharmaceuticals, Inc. (b)	47	29,681
Vertex Pharmaceuticals, Inc. (b)	121	26,572

		322,860

Building Products—0.1%
A.O. Smith Corp.	243	20,862
AGC, Inc.	200	9,546

Building Products—(Continued)
Assa Abloy AB - Class B	828	25,153
Carrier Global Corp.	217	11,770
Fortune Brands Home & Security, Inc.	211	22,556
Johnson Controls International plc	346	28,133
Kingspan Group plc	231	27,649
Lixil Corp.	400	10,659
Masco Corp.	301	21,136
Rockwool International A/S - B Shares	29	12,693
Trane Technologies plc	162	32,729
Xinyi Glass Holdings, Ltd.	10,000	25,040

		247,926

Capital Markets—0.2%
Ameriprise Financial, Inc.	105	31,674
Amundi S.A.	153	12,630
ASX, Ltd.	323	21,839
Bank of New York Mellon Corp. (The)	286	16,611
Cboe Global Markets, Inc.	116	15,126
CME Group, Inc.	61	13,936
Credit Suisse Group AG	573	5,558
Daiwa Securities Group, Inc.	3,000	16,920
Deutsche Boerse AG	142	23,788
EQT AB	362	19,676
Franklin Resources, Inc.	558	18,687
Intercontinental Exchange, Inc.	152	20,789
MarketAxess Holdings, Inc.	15	6,169
Moody’s Corp.	68	26,560
Morgan Stanley	307	30,135
Nomura Holdings, Inc.	1,300	5,670
Northern Trust Corp.	175	20,932
Raymond James Financial, Inc.	276	27,710
S&P Global, Inc.	75	35,395
Singapore Exchange, Ltd.	1,200	8,286
State Street Corp.	189	17,577
T. Rowe Price Group, Inc.	106	20,844
UBS Group AG	1,081	19,402

		435,914

Chemicals—0.5%
Air Liquide S.A.	205	35,747
Air Products & Chemicals, Inc.	114	34,686
Akzo Nobel NV	262	28,841
Albemarle Corp.	222	51,897
Arkema S.A.	111	15,656
Celanese Corp.	185	31,091
CF Industries Holdings, Inc.	777	54,996
Chr Hansen Holding A/S	260	20,441
Clariant AG	402	8,390
Corteva, Inc.	1,073	50,731
Croda International plc	383	52,528
Dow, Inc.	495	28,076
DuPont de Nemours, Inc.	237	19,145
Eastman Chemical Co.	280	33,855
Ecolab, Inc.	148	34,719
EMS-Chemie Holding AG	17	18,971
FMC Corp.	369	40,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Givaudan S.A.	8	$42,095
International Flavors & Fragrances, Inc.	389	58,603
Johnson Matthey plc	442	12,278
Linde plc	132	45,729
LyondellBasell Industries NV - Class A	277	25,548
Mitsubishi Chemical Holdings Corp.	2,600	19,260
Mitsui Chemicals, Inc.	500	13,433
Mosaic Co. (The)	1,020	40,076
Nippon Paint Holdings Co., Ltd.	1,775	19,353
Nippon Sanso Holdings Corp.	800	17,479
Nissan Chemical Corp.	300	17,424
Novozymes A/S - B Shares	354	28,988
Nutrien, Ltd.	331	24,880
PPG Industries, Inc.	292	50,353
Sherwin-Williams Co. (The)	132	46,485
Sika AG	62	25,736
Solvay S.A.	129	15,039
Sumitomo Chemical Co., Ltd.	4,000	18,850
Symrise AG	201	29,815
Toray Industries, Inc.	2,200	13,041
Tosoh Corp.	1,000	14,833
Umicore S.A.	245	9,996
Yara International ASA	278	14,044

		1,163,657

Commercial Services & Supplies—0.1%
Brambles, Ltd.	1,541	11,920
Cintas Corp.	40	17,727
GFL Environmental, Inc.	314	11,873
Rentokil Initial plc	1,860	14,713
Republic Services, Inc.	273	38,070
Ritchie Bros Auctioneers, Inc.	246	15,054
Rollins, Inc.	744	25,452
Sohgo Security Services Co., Ltd.	1,000	39,732
Waste Management, Inc.	145	24,201

		198,742

Communications Equipment—0.1%
Arista Networks, Inc. (b)	216	31,050
Cisco Systems, Inc.	486	30,798
F5, Inc. (b)	138	33,770
Juniper Networks, Inc.	721	25,747
Motorola Solutions, Inc.	89	24,181
Nokia Oyj (b)	4,106	25,794
Telefonaktiebolaget LM Ericsson - B Shares	2,475	27,185

		198,525

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A.	414	11,104
Ferrovial S.A.	334	10,475
Quanta Services, Inc.	222	25,455
Vinci S.A.	59	6,251
WSP Global, Inc.	217	31,501

		84,786

Construction Materials—0.1%
CRH plc	482	25,460
HeidelbergCement AG	232	15,718
Holcim, Ltd.	321	16,336
James Hardie Industries plc	309	12,437
Martin Marietta Materials, Inc.	132	58,149
Vulcan Materials Co.	224	46,498

		174,598

Consumer Finance—0.0%
Synchrony Financial	391	18,139

Containers & Packaging—0.1%
AMCOR plc	3,211	38,564
Avery Dennison Corp.	275	59,557
Ball Corp.	379	36,486
International Paper Co.	780	36,644
Packaging Corp. of America	269	36,624
Sealed Air Corp.	695	46,892
Smurfit Kappa Group plc	619	34,220
WestRock Co.	847	37,573

		326,560

Distributors—0.0%
Genuine Parts Co.	133	18,647
LKQ Corp.	668	40,100
Pool Corp.	30	16,980

		75,727

Diversified Financial Services—0.0%
Berkshire Hathaway, Inc. - Class B (b)	69	20,631
Groupe Bruxelles Lambert S.A.	151	16,875
Investor AB - B Shares	1,384	34,612
Sofina S.A.	53	26,062
Wendel S.E.	163	19,543

		117,723

Diversified Telecommunication Services—0.5%
AT&T, Inc.	3,453	84,944
BCE, Inc.	338	17,585
BT Group plc	10,412	23,808
Cellnex Telecom S.A.	268	15,560
Deutsche Telekom AG	1,851	34,401
Elisa Oyj	446	27,392
HKT Trust & HKT, Ltd.	34,000	45,704
Infrastrutture Wireless Italiane S.p.A.	1,470	17,798
Koninklijke KPN NV	13,605	42,247
Lumen Technologies, Inc.	5,869	73,656
Nippon Telegraph & Telephone Corp.	2,100	57,418
Orange S.A.	4,738	50,759
Proximus SADP	2,395	46,703
Singapore Telecommunications, Ltd.	123,500	212,621
Spark New Zealand, Ltd.	9,951	30,815
Swisscom AG	574	323,818
Telecom Italia S.p.A.	14,841	7,298
Telefonica Deutschland Holding AG	13,323	36,859

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telenor ASA	899	$14,146
Telia Co. AB	13,363	52,251
Telstra Corp., Ltd.	4,846	14,740
TELUS Corp.	771	18,157
United Internet AG	686	27,212
Verizon Communications, Inc.	1,847	95,970

		1,371,862

Electric Utilities—1.0%
Alliant Energy Corp.	1,779	109,355
American Electric Power Co., Inc.	872	77,582
AusNet Services, Ltd.	30,001	56,084
Chubu Electric Power Co., Inc.	8,500	89,744
CK Infrastructure Holdings, Ltd.	17,665	112,486
CLP Holdings, Ltd.	29,500	297,935
Duke Energy Corp.	686	71,961
Edison International	1,127	76,918
Electricite de France S.A.	3,378	39,698
Elia Group S.A.	232	30,593
Endesa S.A.	1,050	24,205
Enel S.p.A.	2,139	17,035
Entergy Corp.	571	64,323
Evergy, Inc.	1,157	79,382
Eversource Energy	814	74,058
Exelon Corp.	1,499	86,582
FirstEnergy Corp.	1,310	54,483
Fortis, Inc.	372	17,948
Fortum Oyj	931	28,436
HK Electric Investments & HK Electric Investments, Ltd.	200,500	196,731
Iberdrola S.A.	1,060	12,422
Kansai Electric Power Co., Inc. (The)	13,900	130,091
NextEra Energy, Inc.	672	62,738
NRG Energy, Inc.	1,373	59,149
Origin Energy, Ltd.	2,287	8,737
Orsted A/S	302	38,781
Pinnacle West Capital Corp.	832	58,731
Power Assets Holdings, Ltd.	29,000	180,755
PPL Corp.	2,238	67,274
Red Electrica Corp. S.A.	687	14,870
Southern Co. (The)	1,166	79,964
SSE plc	1,792	39,960
Terna - Rete Elettrica Nazionale	2,694	21,736
Tokyo Electric Power Co. Holdings, Inc. (b)	18,200	47,102
Verbund AG	98	11,061
Xcel Energy, Inc.	1,125	76,162

		2,515,072

Electrical Equipment—0.1%
ABB, Ltd.	881	33,567
Ballard Power Systems, Inc. (b)	537	6,746
Eaton Corp. plc	241	41,650
Emerson Electric Co.	316	29,378
Rockwell Automation, Inc.	79	27,559
Siemens Gamesa Renewable Energy S.A. (b)	300	7,115

		146,015

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	478	41,806
Corning, Inc.	617	22,971
Halma plc	802	34,637
Hamamatsu Photonics KK	500	31,908
Hirose Electric Co., Ltd.	210	35,312
Ibiden Co., Ltd.	300	17,732
IPG Photonics Corp. (b)	104	17,902
Keyence Corp.	52	32,680
Keysight Technologies, Inc. (b)	139	28,705
Murata Manufacturing Co., Ltd.	200	15,879
TDK Corp.	219	8,550
TE Connectivity, Ltd.	227	36,624
Teledyne Technologies, Inc. (b)	21	9,175
Venture Corp., Ltd.	2,000	27,196
Yokogawa Electric Corp.	500	9,016
Zebra Technologies Corp. - Class A (b)	33	19,642

		389,735

Energy Equipment & Services—0.0%
Baker Hughes Co.	1,387	33,371
Halliburton Co.	895	20,469
Schlumberger NV	993	29,740
Tenaris S.A.	2,159	22,533

		106,113

Entertainment—0.2%
Activision Blizzard, Inc.	635	42,247
Bollore S.A.	4,819	26,965
Capcom Co., Ltd.	1,200	28,253
Electronic Arts, Inc.	347	45,769
Koei Tecmo Holdings Co., Ltd.	480	18,884
Konami Holdings Corp.	300	14,398
Live Nation Entertainment, Inc. (b)	441	52,783
Netflix, Inc. (b)	75	45,183
Nexon Co., Ltd.	2,100	40,498
Nintendo Co., Ltd.	41	19,124
Sea, Ltd. (ADR) (b)	334	74,719
Square Enix Holdings Co., Ltd.	400	20,518
Take-Two Interactive Software, Inc. (b)	318	56,515
Toho Co., Ltd.	800	34,256
UBISOFT Entertainment S.A. (b)	580	28,446
Universal Music Group NV	338	9,530
Walt Disney Co. (The) (b)	261	40,426

		598,514

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	98	21,850
Ascendas Real Estate Investment Trust	4,100	8,979
AvalonBay Communities, Inc.	54	13,640
Canadian Apartment Properties	312	14,789
CapitaLand Integrated Commercial Trust	6,300	9,541
Covivio	175	14,389
Crown Castle International Corp.	131	27,345
Daiwa House REIT Investment Corp.	9	27,267
Digital Realty Trust, Inc.	90	15,918

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Duke Realty Corp.	426	$27,963
Equinix, Inc.	18	15,225
Equity Residential	429	38,825
Essex Property Trust, Inc.	49	17,259
Extra Space Storage, Inc.	129	29,248
Federal Realty Investment Trust	179	24,401
Gecina S.A.	100	13,987
GLP J-REIT	8	13,824
Goodman Group	537	10,370
Healthpeak Properties, Inc.	366	13,209
Host Hotels & Resorts, Inc. (b)	799	13,895
Iron Mountain, Inc.	293	15,333
Japan Metropolitan Fund Invest	18	15,508
Japan Real Estate Investment Corp.	2	11,354
Kimco Realty Corp.	1,166	28,742
Link REIT	1,600	14,095
Mid-America Apartment Communities, Inc.	124	28,451
Mirvac Group	7,066	14,982
Nippon Building Fund, Inc.	2	11,650
Nippon Prologis REIT, Inc.	11	38,895
Nomura Real Estate Master Fund, Inc.	7	9,846
Orix JREIT, Inc.	6	9,379
ProLogis, Inc.	203	34,177
Public Storage	55	20,601
Realty Income Corp.	177	12,671
Regency Centers Corp.	217	16,351
Simon Property Group, Inc.	99	15,817
UDR, Inc.	253	15,177
Vicinity Centres	8,864	10,920
Vornado Realty Trust	240	10,046
Welltower, Inc.	160	13,723
Weyerhaeuser Co.	560	23,061

		742,703

Food & Staples Retailing—0.5%
Aeon Co., Ltd.	2,600	61,236
Alimentation Couche-Tard, Inc.	376	15,754
Carrefour S.A.	714	13,086
Coles Group, Ltd.	2,396	31,280
Cosmos Pharmaceutical Corp.	139	20,420
Costco Wholesale Corp.	133	75,504
Empire Co., Ltd.	1,658	50,515
Endeavour Group, Ltd.	687	3,370
Etablissements Franz Colruyt NV	1,975	83,785
George Weston, Ltd.	693	80,347
HelloFresh SE (b)	222	17,076
J Sainsbury plc	8,471	31,584
Jeronimo Martins SGPS S.A.	990	22,657
Kesko Oyj - B Shares	386	12,805
Kobe Bussan Co., Ltd.	400	15,476
Koninklijke Ahold Delhaize NV	1,052	36,047
Kroger Co. (The)	1,229	55,625
Lawson, Inc.	1,100	52,054
Loblaw Cos., Ltd.	1,549	126,913
Metro, Inc.	2,319	123,416
Ocado Group plc (b)	365	8,281

Food & Staples Retailing—(Continued)
Seven & i Holdings Co., Ltd.	600	26,374
Sysco Corp.	442	34,719
Tesco plc	2,643	10,362
Tsuruha Holdings, Inc.	159	15,245
Walgreens Boots Alliance, Inc.	789	41,154
Walmart, Inc.	333	48,182
Welcia Holdings Co., Ltd.	800	24,938
Woolworths Group, Ltd.	687	19,003

		1,157,208

Food Products—0.6%
Ajinomoto Co., Inc.	3,100	94,250
Archer-Daniels-Midland Co.	946	63,940
Associated British Foods plc	716	19,421
Barry Callebaut AG	20	48,595
Campbell Soup Co.	1,427	62,017
Conagra Brands, Inc.	1,611	55,016
Danone S.A.	252	15,653
General Mills, Inc.	1,006	67,784
Hershey Co. (The)	328	63,458
Hormel Foods Corp.	1,839	89,762
J.M. Smucker Co. (The)	645	87,604
Kellogg Co.	1,113	71,700
Kerry Group plc - Class A	799	102,997
Kraft Heinz Co. (The)	1,180	42,362
Lamb Weston Holdings, Inc.	516	32,704
McCormick & Co., Inc.	631	60,961
MEIJI Holdings Co., Ltd.	500	29,819
Mondelez International, Inc. - Class A	740	49,069
Mowi ASA	808	19,123
Nestle S.A.	477	66,681
Nisshin Seifun Group, Inc.	1,000	14,392
Nissin Foods Holdings Co., Ltd.	500	36,420
Orkla ASA	1,360	13,636
Saputo, Inc.	1,060	23,882
Toyo Suisan Kaisha, Ltd.	800	33,838
Tyson Foods, Inc. - Class A	594	51,773
WH Group, Ltd.	19,603	12,296
Wilmar International, Ltd.	5,400	16,602
Yakult Honsha Co., Ltd.	1,300	67,720

		1,413,475

Gas Utilities—0.3%
APA Group	2,260	16,558
Atmos Energy Corp.	460	48,194
Enagas S.A.	1,099	25,418
Hong Kong & China Gas Co., Ltd.	155,270	241,733
Naturgy Energy Group S.A.	1,074	34,867
Osaka Gas Co., Ltd.	5,200	86,107
Snam S.p.A.	6,452	38,779
Tokyo Gas Co., Ltd.	8,900	159,971

		651,627

Health Care Equipment & Supplies—0.4%
ABIOMED, Inc. (b)	67	24,064

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Alcon, Inc.	513	$45,198
Align Technology, Inc. (b)	29	19,058
Ambu A/S - Class B	851	22,274
Asahi Intecc Co., Ltd.	700	14,996
Baxter International, Inc.	264	22,662
Becton Dickinson & Co.	118	29,675
BioMerieux	353	50,178
Boston Scientific Corp. (b)	655	27,824
Carl Zeiss Meditec AG	248	52,185
Cochlear, Ltd.	203	31,871
Coloplast A/S - Class B	389	68,053
Cooper Cos., Inc. (The)	67	28,069
Demant A/S (b)	481	24,401
Dentsply Sirona, Inc.	281	15,677
DexCom, Inc. (b)	34	18,256
DiaSorin S.p.A.	381	72,479
Edwards Lifesciences Corp. (b)	230	29,797
Fisher & Paykel Healthcare Corp., Ltd.	846	18,972
GN Store Nord AS	343	21,432
Hologic, Inc. (b)	278	21,284
Hoya Corp.	100	14,828
IDEXX Laboratories, Inc. (b)	28	18,437
Intuitive Surgical, Inc. (b)	108	38,804
Koninklijke Philips NV	676	25,127
Medtronic plc	184	19,035
Olympus Corp.	700	16,078
ResMed, Inc.	86	22,401
Siemens Healthineers AG	447	33,495
Smith & Nephew plc	1,755	30,719
Sonova Holding AG	94	36,714
STERIS plc	79	19,229
Straumann Holding AG	16	33,809
Stryker Corp.	116	31,021
Sysmex Corp.	262	35,299
Teleflex, Inc.	48	15,767
Terumo Corp.	600	25,353
Zimmer Biomet Holdings, Inc.	155	19,691

		1,094,212

Health Care Providers & Services—0.2%
AmerisourceBergen Corp.	202	26,844
Amplifon S.p.A.	332	17,840
Anthem, Inc.	56	25,958
Cardinal Health, Inc.	267	13,748
Centene Corp. (b)	249	20,518
Cigna Corp.	59	13,548
CVS Health Corp.	222	22,902
DaVita, Inc. (b)	149	16,950
Fresenius Medical Care AG & Co. KGaA	240	15,547
HCA Healthcare, Inc.	110	28,261
Henry Schein, Inc. (b)	254	19,693
Humana, Inc.	54	25,048
Laboratory Corp. of America Holdings (b)	131	41,161
McKesson Corp.	78	19,388
Medipal Holdings Corp.	1,400	26,230
NMC Health plc (b) (c) (d)	1,427	0

Health Care Providers & Services—(Continued)
Orpea S.A.	169	16,902
Quest Diagnostics, Inc.	205	35,467
Ramsay Health Care, Ltd.	253	13,134
Ryman Healthcare, Ltd.	844	7,078
Sonic Healthcare, Ltd.	887	30,130
UnitedHealth Group, Inc.	80	40,171
Universal Health Services, Inc. - Class B	172	22,302

		498,820

Health Care Technology—0.0%
Cerner Corp.	294	27,304
M3, Inc.	141	7,102

		34,406

Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure, Ltd.	633	20,076
Booking Holdings, Inc. (b)	8	19,194
Carnival Corp. (b)	506	10,181
Chipotle Mexican Grill, Inc. (b)	9	15,734
Compass Group plc (b)	719	16,017
Darden Restaurants, Inc.	118	17,775
Domino’s Pizza, Inc.	42	23,702
Entain plc (b)	479	10,876
Evolution AB	89	12,521
Expedia Group, Inc. (b)	147	26,566
Flutter Entertainment plc (b)	119	18,777
Genting Singapore, Ltd.	23,400	13,457
Hilton Worldwide Holdings, Inc. (b)	113	17,627
La Francaise des Jeux SAEM	356	15,773
Las Vegas Sands Corp. (b)	278	10,464
Marriott International, Inc. - Class A (b)	121	19,994
McDonald’s Corp.	115	30,828
McDonald’s Holdings Co. Japan, Ltd.	1,100	48,675
Melco Resorts & Entertainment, Ltd. (ADR) (b)	1,145	11,656
MGM Resorts International	302	13,554
Norwegian Cruise Line Holdings, Ltd. (b)	461	9,561
Oriental Land Co., Ltd.	200	33,703
Restaurant Brands International, Inc.	514	31,166
Sodexo S.A.	204	17,888
Starbucks Corp.	162	18,949
Tabcorp Holdings, Ltd.	5,066	18,530
Whitbread plc (b)	303	12,239
Wynn Resorts, Ltd. (b)	103	8,759
Yum! Brands, Inc.	224	31,105

		555,347

Household Durables—0.1%
Barratt Developments plc	1,263	12,758
Berkeley Group Holdings plc	195	12,570
Garmin, Ltd.	151	20,562
Iida Group Holdings Co., Ltd.	2,000	46,401
Leggett & Platt, Inc.	448	18,440
Lennar Corp. - Class A	214	24,858
Mohawk Industries, Inc. (b)	95	17,307
Newell Brands, Inc.	1,144	24,985

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
PulteGroup, Inc.	400	$22,864
Sekisui House, Ltd.	500	10,733
Sharp Corp.	800	9,167
Sony Group Corp.	200	25,282
Taylor Wimpey plc	5,234	12,397
Whirlpool Corp.	110	25,813

		284,137

Household Products—0.2%
Church & Dwight Co., Inc.	516	52,890
Clorox Co. (The)	217	37,836
Colgate-Palmolive Co.	642	54,788
Essity AB - Class B	354	11,551
Henkel AG & Co. KGaA	256	20,016
Kimberly-Clark Corp.	373	53,309
Lion Corp.	3,400	45,432
Procter & Gamble Co. (The)	582	95,204
Unicharm Corp.	700	30,422

		401,448

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	2,137	51,929
Brookfield Renewable Corp. - Class A	298	10,967
Uniper SE	1,986	94,455

		157,351

Industrial Conglomerates—0.1%
3M Co.	109	19,362
CK Hutchison Holdings, Ltd.	1,500	9,679
DCC plc	59	4,825
General Electric Co.	163	15,398
Jardine Matheson Holdings, Ltd.	100	5,505
Keppel Corp., Ltd.	7,100	26,976
Melrose Industries plc	2,424	5,260
Roper Technologies, Inc.	26	12,788
Smiths Group plc	842	17,949
Toshiba Corp.	200	8,225

		125,967

Insurance—0.2%
Aegon NV	4,643	23,140
Aflac, Inc.	367	21,429
Allstate Corp. (The)	126	14,824
American International Group, Inc.	88	5,004
Aon plc - Class A	84	25,247
Arthur J. Gallagher & Co.	129	21,887
Assurant, Inc.	156	24,314
Chubb, Ltd.	124	23,970
Cincinnati Financial Corp.	187	21,305
Dai-ichi Life Holdings, Inc.	800	16,163
Everest Re Group, Ltd.	65	17,805
Gjensidige Forsikring ASA	678	16,468
Globe Life, Inc.	194	18,182
Hannover Rueck SE	125	23,802
Hartford Financial Services Group, Inc. (The)	341	23,543

Insurance—(Continued)
Insurance Australia Group, Ltd.	5,943	18,422
Japan Post Holdings Co., Ltd.	1,800	14,049
Manulife Financial Corp.	616	11,741
Marsh & McLennan Cos., Inc.	100	17,382
Medibank Private, Ltd.	8,686	21,175
Poste Italiane S.p.A.	1,605	21,062
Principal Financial Group, Inc.	264	19,095
Progressive Corp. (The)	129	13,242
Prudential Financial, Inc.	155	16,777
Sampo Oyj - A Shares	300	14,967
Sompo Holdings, Inc.	200	8,449
Suncorp Group, Ltd.	1,254	10,106
Swiss Life Holding AG	40	24,482
T&D Holdings, Inc.	700	8,959
Tokio Marine Holdings, Inc.	500	27,786
Travelers Cos., Inc. (The)	119	18,615
Tryg A/S	480	11,864

		575,256

Interactive Media & Services—0.1%
Alphabet, Inc. - Class A (b)	28	81,117
Auto Trader Group plc	3,229	32,276
Kakaku.com, Inc.	900	24,023
Meta Platforms, Inc. - Class A (b)	179	60,207
REA Group, Ltd.	187	22,816
Scout24 SE	489	34,280
Seek, Ltd.	490	11,691
Twitter, Inc. (b)	730	31,551
Z Holdings Corp.	4,300	24,953

		322,914

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (b)	5	16,672
Delivery Hero SE (b)	135	15,072
eBay, Inc.	510	33,915
Etsy, Inc. (b)	69	15,107
Just Eat Takeaway.com NV (b)	352	18,988
Mercari, Inc. (b)	200	10,190
Prosus NV	245	20,436
Rakuten Group, Inc.	1,800	18,059
Zalando SE (b)	187	15,164
ZOZO, Inc.	400	12,455

		176,058

IT Services—0.3%
Accenture plc - Class A	102	42,284
Adyen NV (b)	12	31,395
Afterpay, Ltd. (b)	194	11,612
Akamai Technologies, Inc. (b)	198	23,174
Automatic Data Processing, Inc.	96	23,672
Capgemini SE	149	36,393
CGI, Inc. (b)	414	36,607
Cognizant Technology Solutions Corp. - Class A	328	29,100
Computershare, Ltd.	2,436	35,457
Edenred	251	11,584

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Fidelity National Information Services, Inc.	154	$16,809
Fiserv, Inc. (b)	200	20,758
Fujitsu, Ltd.	62	10,623
Global Payments, Inc.	112	15,140
GMO Payment Gateway, Inc.	100	12,397
International Business Machines Corp.	147	19,648
Itochu Techno-Solutions Corp.	1,200	38,602
Jack Henry & Associates, Inc.	162	27,053
MasterCard, Inc. - Class A	94	33,776
NEC Corp.	600	27,700
Nexi S.p.A. (b)	1,115	17,622
Nomura Research Institute, Ltd.	600	25,551
NTT Data Corp.	1,500	32,161
Obic Co., Ltd.	100	18,718
Otsuka Corp.	500	23,865
Paychex, Inc.	233	31,805
PayPal Holdings, Inc. (b)	133	25,081
SCSK Corp.	600	11,941
Shopify, Inc. - Class A (b)	14	19,276
TIS, Inc.	900	26,709
VeriSign, Inc. (b)	103	26,144
Visa, Inc. - Class A	125	27,089
Western Union Co. (The)	1,029	18,357
Wix.com, Ltd. (b)	142	22,406
Worldline S.A. (b)	206	11,479

		841,988

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	261	20,410
Hasbro, Inc.	140	14,249
Shimano, Inc.	100	26,576
Yamaha Corp.	200	9,859

		71,094

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	250	39,912
Bio-Rad Laboratories, Inc. - Class A (b)	21	15,867
Danaher Corp.	47	15,463
Eurofins Scientific SE	260	32,190
Illumina, Inc. (b)	54	20,544
IQVIA Holdings, Inc. (b)	85	23,982
Lonza Group AG	66	54,981
Mettler-Toledo International, Inc. (b)	12	20,367
PerkinElmer, Inc.	95	19,101
QIAGEN NV (b)	1,053	58,676
Sartorius Stedim Biotech	104	56,958
Thermo Fisher Scientific, Inc.	46	30,693
Waters Corp. (b)	104	38,750
West Pharmaceutical Services, Inc.	47	22,043

		449,527

Machinery—0.2%
Caterpillar, Inc.	163	33,699
CNH Industrial NV	1,352	25,966
Cummins, Inc.	80	17,451

Machinery—(Continued)
Dover Corp.	179	32,506
Hino Motors, Ltd.	800	6,594
Hitachi Construction Machinery Co., Ltd.	200	5,782
Hoshizaki Corp.	200	14,996
Ingersoll Rand, Inc.	236	14,601
KION Group AG	153	16,808
Komatsu, Ltd.	1,800	42,154
Kone Oyj - Class B	450	32,000
Kurita Water Industries, Ltd.	300	14,184
MINEBEA MITSUMI, Inc.	200	5,678
Miura Co., Ltd.	400	13,773
Otis Worldwide Corp.	177	15,411
Parker-Hannifin Corp.	60	19,087
Pentair plc	240	17,527
Sandvik AB	372	10,394
Schindler Holding AG	66	17,624
Snap-on, Inc.	113	24,338
Spirax-Sarco Engineering plc	100	21,759
Stanley Black & Decker, Inc.	59	11,129
Techtronic Industries Co., Ltd.	1,000	19,906
Wartsila Oyj Abp	1,302	18,132
Xylem, Inc.	298	35,736

		487,235

Marine—0.0%
AP Moller - Maersk A/S - Class A	5	16,667

Media—0.3%
Charter Communications, Inc. - Class A (b)	71	46,290
Comcast Corp. - Class A	953	47,964
CyberAgent, Inc.	1,900	31,619
Dentsu Group, Inc.	700	24,953
Discovery, Inc. - Class A (b)	1,421	33,450
DISH Network Corp. - Class A (b)	1,108	35,944
Fox Corp. - Class B	1,387	47,532
Hakuhodo DY Holdings, Inc.	1,000	16,659
Informa plc (b)	2,694	18,758
Interpublic Group of Cos., Inc. (The)	2,310	86,510
News Corp. - Class B	2,565	57,713
Omnicom Group, Inc.	889	65,137
Pearson plc	2,894	23,963
Publicis Groupe S.A.	455	30,634
Quebecor, Inc. - Class B	1,202	27,129
ViacomCBS, Inc. - Class B	1,008	30,421
Vivendi SE	338	4,573
WPP plc	884	13,362

		642,611

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	352	18,697
Anglo American plc	418	17,110
Antofagasta plc	864	15,705
ArcelorMittal S.A.	330	10,615
Barrick Gold Corp.	1,720	32,702
BHP Group plc	597	17,792
BHP Group, Ltd.	559	16,918

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Boliden AB	532	$20,623
Evolution Mining, Ltd.	10,786	31,916
Evraz plc	1,497	12,219
Freeport-McMoRan, Inc.	767	32,007
JFE Holdings, Inc.	600	7,653
Kinross Gold Corp.	3,064	17,779
Kirkland Lake Gold, Ltd.	433	18,146
Newcrest Mining, Ltd.	740	13,192
Newmont Corp.	1,060	65,741
Nippon Steel Corp.	700	11,448
Norsk Hydro ASA	2,948	23,220
Northern Star Resources, Ltd.	4,485	30,741
Nucor Corp.	593	67,691
Pan American Silver Corp.	623	15,544
Sumitomo Metal Mining Co., Ltd.	400	15,128
Teck Resources, Ltd. - Class B	613	17,654
Wheaton Precious Metals Corp.	577	24,759

		555,000

Multi-Utilities—0.6%
Algonquin Power & Utilities Corp.	833	12,031
Ameren Corp.	1,578	140,458
CenterPoint Energy, Inc.	2,518	70,277
CMS Energy Corp.	1,688	109,804
Consolidated Edison, Inc.	1,410	120,301
Dominion Energy, Inc.	1,568	123,182
DTE Energy Co.	654	78,179
E.ON SE	9,608	133,277
Engie S.A.	2,003	29,659
National Grid plc	6,078	87,696
NiSource, Inc.	3,301	91,141
Public Service Enterprise Group, Inc.	1,265	84,413
RWE AG	1,981	80,487
Sempra Energy	424	56,087
Suez S.A.	1,593	35,929
Veolia Environnement S.A.	1,577	57,848
WEC Energy Group, Inc.	1,079	104,739

		1,415,508

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	203	29,118
Dollar General Corp.	84	19,810
Dollar Tree, Inc. (b)	182	25,575
Dollarama, Inc.	368	18,418
Pan Pacific International Holdings Corp.	3,700	50,958
Ryohin Keikaku Co., Ltd.	900	13,725
Target Corp.	142	32,864
Wesfarmers, Ltd.	774	33,398

		223,866

Oil, Gas & Consumable Fuels—0.8%
Ampol, Ltd.	569	12,282
APA Corp.	1,066	28,665
BP plc	25,327	112,673
Cameco Corp.	616	13,431

Oil, Gas & Consumable Fuels—(Continued)
Chevron Corp.	534	62,665
ConocoPhillips	1,702	122,850
Coterra Energy, Inc.	1,946	36,974
Devon Energy Corp.	1,016	44,755
Diamondback Energy, Inc.	429	46,268
Enbridge, Inc.	294	11,484
ENEOS Holdings, Inc.	69,700	260,902
EOG Resources, Inc.	499	44,326
Equinor ASA	681	17,968
Exxon Mobil Corp.	1,222	74,774
Galp Energia SGPS S.A.	792	7,680
Hess Corp.	619	45,825
Idemitsu Kosan Co., Ltd.	10,376	265,018
Imperial Oil, Ltd.	211	7,610
Inpex Corp.	16,100	140,393
Kinder Morgan, Inc.	1,803	28,596
Lundin Energy AB	4,202	150,694
Marathon Oil Corp.	2,724	44,728
Neste Oyj	150	7,396
Occidental Petroleum Corp.	900	26,091
OMV AG	156	8,864
ONEOK, Inc.	607	35,667
Parkland Corp.	270	7,421
Phillips 66	465	33,694
Pioneer Natural Resources Co.	229	41,650
Repsol S.A.	1,914	22,718
Royal Dutch Shell plc - B Shares	6,811	149,503
Santos, Ltd.	1,713	7,875
TC Energy Corp.	198	9,208
TotalEnergies SE	768	39,007
Valero Energy Corp.	471	35,377
Washington H Soul Pattinson & Co., Ltd.	1,053	22,716
Williams Cos., Inc. (The)	1,550	40,362
Woodside Petroleum, Ltd.	1,717	27,425

		2,095,535

Paper & Forest Products—0.0%
Mondi plc	549	13,528
Oji Holdings Corp.	6,400	30,939
Svenska Cellulosa AB SCA - Class B	1,214	21,505

		65,972

Personal Products—0.1%
Beiersdorf AG	348	35,806
Estee Lauder Cos., Inc. (The) - Class A	186	68,857
Kao Corp.	400	20,932
Kobayashi Pharmaceutical Co., Ltd.	200	15,719
Kose Corp.	98	11,119
L’Oreal S.A.	140	66,366
Pola Orbis Holdings, Inc.	600	10,000
Shiseido Co., Ltd.	200	11,153
Unilever plc	272	14,572

		254,524

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—0.4%
Astellas Pharma, Inc.	1,100	$17,890
AstraZeneca plc	317	36,938
Bausch Health Cos., Inc. (b)	316	8,728
Bayer AG	246	13,169
Bristol-Myers Squibb Co.	353	22,010
Canopy Growth Corp. (b)	323	2,819
Catalent, Inc. (b)	139	17,796
Chugai Pharmaceutical Co., Ltd.	800	25,947
Daiichi Sankyo Co., Ltd.	600	15,257
Eisai Co., Ltd.	300	17,034
Eli Lilly and Co.	166	45,853
GlaxoSmithKline plc	1,357	29,507
Hikma Pharmaceuticals plc	881	26,424
Ipsen S.A.	139	12,711
Johnson & Johnson	142	24,292
Kyowa Kirin Co., Ltd.	1,200	32,709
Merck & Co., Inc.	405	31,039
Merck KGaA	150	38,780
Nippon Shinyaku Co., Ltd.	400	27,800
Novartis AG	240	21,076
Novo Nordisk A/S - Class B	690	77,138
Ono Pharmaceutical Co., Ltd.	900	22,310
Organon & Co.	588	17,905
Orion Oyj - Class B	418	17,346
Otsuka Holdings Co., Ltd.	500	18,093
Pfizer, Inc.	643	37,969
Recordati Industria Chimica e Farmaceutica S.p.A.	673	43,110
Roche Holding AG	120	53,696
Sanofi	249	25,018
Santen Pharmaceutical Co., Ltd.	2,800	34,163
Shionogi & Co., Ltd.	300	21,192
Sumitomo Dainippon Pharma Co., Ltd.	1,000	11,520
Taisho Pharmaceutical Holdings Co., Ltd.	400	18,397
Takeda Pharmaceutical Co., Ltd.	738	20,169
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	3,894	31,191
UCB S.A.	451	51,539
Viatris, Inc.	1,077	14,572
Vifor Pharma AG	116	20,770
Zoetis, Inc.	89	21,719

		1,025,596

Professional Services—0.1%
Equifax, Inc.	97	28,401
Experian plc	305	14,962
Jacobs Engineering Group, Inc.	116	16,151
Leidos Holdings, Inc.	145	12,890
Nielsen Holdings plc	692	14,193
Nihon M&A Center, Inc.	400	9,779
Robert Half International, Inc.	330	36,802
SGS S.A.	12	39,972
Thomson Reuters Corp.	382	45,682
Verisk Analytics, Inc.	124	28,362
Wolters Kluwer NV	156	18,336

		265,530

Real Estate Management & Development—0.1%
Aroundtown S.A.	2,045	12,386
Azrieli Group, Ltd.	94	8,962
CBRE Group, Inc. - Class A (b)	281	30,491
CK Asset Holdings, Ltd.	227	1,432
Daito Trust Construction Co., Ltd.	100	11,424
Daiwa House Industry Co., Ltd.	200	5,752
Fastighets AB Balder - B Shares (b)	184	13,273
FirstService Corp.	80	15,722
Mitsubishi Estate Co., Ltd.	1,000	13,863
Sumitomo Realty & Development Co., Ltd.	300	8,824
Swiss Prime Site AG	83	8,141
Vonovia SE	239	13,197
Wharf Real Estate Investment Co., Ltd.	2,596	13,187

		156,654

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	21,297
Canadian National Railway Co.	88	10,809
Canadian Pacific Railway, Ltd.	233	16,762
Canadian Pacific Railway, Ltd. Toronto-Listed Shares	350	25,173
CSX Corp.	735	27,636
J.B. Hunt Transport Services, Inc.	132	26,981
Keio Corp.	800	35,263
Kintetsu Group Holdings Co., Ltd. (b)	900	25,161
MTR Corp., Ltd.	2,000	10,735
Nippon Express Co., Ltd. (b) (c) (d)	200	11,849
Odakyu Electric Railway Co., Ltd.	800	14,857
Old Dominion Freight Line, Inc.	43	15,410
Tobu Railway Co., Ltd.	1,100	25,095
Tokyu Corp.	1,800	23,913
Union Pacific Corp.	74	18,643

		309,584

Semiconductors & Semiconductor Equipment—0.2%
Advantest Corp.	100	9,389
Analog Devices, Inc.	146	25,662
Applied Materials, Inc.	118	18,568
ASM International NV	72	31,617
ASML Holding NV	45	35,882
Broadcom, Inc.	50	33,271
Disco Corp.	56	17,115
Infineon Technologies AG	431	19,985
Intel Corp.	426	21,939
Microchip Technology, Inc.	364	31,690
Micron Technology, Inc.	176	16,394
NVIDIA Corp.	80	23,529
Qorvo, Inc. (b)	85	13,293
QUALCOMM, Inc.	125	22,859
Rohm Co., Ltd.	173	15,652
Skyworks Solutions, Inc.	105	16,290
STMicroelectronics NV	309	15,146
SUMCO Corp.	500	10,124
Texas Instruments, Inc.	132	24,878
Xilinx, Inc.	135	28,624

		431,907

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Software—0.3%
Adobe, Inc. (b)	42	$23,817
Autodesk, Inc. (b)	72	20,246
AVEVA Group plc	298	13,677
Blackberry, Ltd. (b)	2,024	18,913
Check Point Software Technologies, Ltd. (b)	332	38,698
Citrix Systems, Inc.	220	20,810
Constellation Software, Inc.	14	25,975
CyberArk Software, Ltd. (b)	251	43,493
Dassault Systemes SE	765	45,381
Fortinet, Inc. (b)	59	21,205
Intuit, Inc.	51	32,804
Microsoft Corp.	101	33,968
Nemetschek SE	142	18,216
Nice, Ltd. (b)	262	79,527
NortonLifeLock, Inc.	848	22,031
Open Text Corp.	350	16,613
Oracle Corp.	295	25,727
Oracle Corp. Japan	300	22,777
Paycom Software, Inc. (b)	57	23,666
Sage Group plc (The)	2,542	29,241
SAP SE	201	28,707
ServiceNow, Inc. (b)	40	25,964
Synopsys, Inc. (b)	150	55,275
Temenos AG	115	15,869
Trend Micro, Inc.	700	38,722
Tyler Technologies, Inc. (b)	56	30,125
WiseTech Global, Ltd.	976	41,442
Xero, Ltd. (b)	262	26,836

		839,725

Specialty Retail—0.1%
Advance Auto Parts, Inc.	104	24,948
AutoZone, Inc. (b)	19	39,831
Bath & Body Works, Inc.	276	19,262
Best Buy Co., Inc.	138	14,021
CarMax, Inc. (b)	115	14,976
Gap, Inc. (The)	622	10,978
H & M Hennes & Mauritz AB - B Shares	763	14,964
Home Depot, Inc. (The)	50	20,751
Industria de Diseno Textil S.A	342	11,084
Kingfisher plc	2,421	11,069
Nitori Holdings Co., Ltd.	100	14,955
O’Reilly Automotive, Inc. (b)	47	33,193
Ross Stores, Inc.	223	25,484
TJX Cos., Inc. (The)	422	32,038
Tractor Supply Co.	124	29,586
Ulta Beauty, Inc. (b)	70	28,864

		346,004

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc.	124	22,019
Canon, Inc.	1,200	29,223
FUJIFILM Holdings Corp.	600	44,477
HP, Inc.	794	29,910
Logitech International S.A.	331	27,704
NetApp, Inc.	274	25,205

Technology Hardware, Storage & Peripherals—(Continued)
Ricoh Co., Ltd.	1,200	11,174
Seagate Technology Holdings plc	253	28,584
Seiko Epson Corp.	700	12,604

		230,900

Textiles, Apparel & Luxury Goods—0.1%
Adidas AG	57	16,439
Cie Financiere Richemont S.A. - Class A	135	20,159
EssilorLuxottica S.A.	112	23,841
Gildan Activewear, Inc.	791	33,536
Hanesbrands, Inc.	786	13,142
Hermes International	40	69,847
Kering S.A.	8	6,419
Moncler S.p.A.	129	9,323
NIKE, Inc. - Class B	162	27,000
Pandora A/S	152	18,918
Puma SE	222	27,183
PVH Corp.	81	8,639
Ralph Lauren Corp.	166	19,731
Swatch Group AG (The) - Bearer Shares	79	24,067
Tapestry, Inc.	426	17,295
Under Armour, Inc. - Class A (b)	694	14,706
VF Corp.	294	21,527

		371,772

Tobacco—0.1%
Altria Group, Inc.	851	40,329
British American Tobacco plc	361	13,376
Imperial Brands plc	882	19,287
Japan Tobacco, Inc.	1,200	24,195
Philip Morris International, Inc.	495	47,025
Swedish Match AB	2,870	22,803

		167,015

Trading Companies & Distributors—0.1%
Ashtead Group plc	172	13,784
Fastenal Co.	268	17,168
Ferguson plc	77	13,678
Marubeni Corp.	3,300	32,121
MonotaRO Co., Ltd.	700	12,616
United Rentals, Inc. (b)	65	21,599
WW Grainger, Inc.	67	34,722

		145,688

Transportation Infrastructure—0.0%
Aena SME S.A. (b)	35	5,529
Aeroports de Paris (b)	108	13,954
Atlantia S.p.A. (b)	614	12,197
Auckland International Airport, Ltd. (b)	4,470	23,588
Sydney Airport (b)	3,397	21,464
Transurban Group	1,608	16,181

		92,913

Water Utilities—0.1%
American Water Works Co., Inc.	295	55,714

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Water Utilities—(Continued)
Severn Trent plc	1,485	$59,306
United Utilities Group plc	2,922	43,130

		158,150

Wireless Telecommunication Services—0.1%
KDDI Corp.	2,100	61,381
Rogers Communications, Inc. - Class B	369	17,570
SoftBank Corp.	3,400	42,994
SoftBank Group Corp.	300	14,175
T-Mobile U.S., Inc. (b)	550	63,789
Tele2 AB - B Shares	3,310	47,177
Vodafone Group plc	16,068	23,965

		271,051

Total Common Stocks (Cost $24,372,553)		30,749,464

Mutual Funds—10.4%

Investment Company Securities—10.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $25,116,026)	198,388	26,290,378

Preferred Stocks—0.0%

Chemicals—0.0%
Fuchs Petrolub SE	497	22,588

Health Care Equipment & Supplies—0.0%
Sartorius AG	56	37,903

Total Preferred Stocks (Cost $41,286)		60,491

Short-Term Investments—35.7%

Mutual Funds—3.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (e)	7,474,278	7,474,278
UBS Select Treasury Institutional Fund, Institutional Class, 0.010% (e)	1,733,174	1,733,174

		9,207,452

Repurchase Agreement—15.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $38,428,127; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $39,196,749.	38,428,127	38,428,127

U.S. Treasury—16.9%
U.S. Treasury Bills 0.046%, 03/17/22 (f)	30,000,000	29,996,639
0.051%, 01/20/22 (f) (g) (h)	12,750,000	12,749,925

		42,746,564

Total Short-Term Investments (Cost $90,382,392)		90,382,143

Total Investments—93.0% (Cost $224,997,879)		235,052,329
Other assets and liabilities (net)—7.0%		17,687,243

Net Assets—100.0%		$252,739,572

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $6,847,985.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $5,899,965.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $8,569,612, which is 3.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,200,000	BNY	01/28/22	USD	870,106	$(3,013)
AUD	23,251	BBH	01/28/22	USD	16,806	(111)
CAD	1,800,000	BNY	01/28/22	USD	1,407,183	(15,764)
CHF	1,000,000	BNP	01/28/22	USD	1,091,493	(6,632)
EUR	28,200,000	BBH	01/28/22	USD	31,800,435	(320,650)
EUR	3,500,000	SSBT	01/28/22	USD	3,963,550	(23,109)
GBP	17,420,000	SSBT	01/28/22	USD	23,076,185	(501,460)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	1,000,000	SSBT	01/28/22	USD	1,345,447	$(8,035)
HKD	9,300,000	BNY	01/28/22	USD	1,192,361	(372)
JPY	565,500,000	SSBT	01/28/22	USD	4,927,693	10,758
JPY	2,485,392	SSBT	01/28/22	USD	21,625	15

Net Unrealized Depreciation						$(868,373)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/21/22	9	EUR	1,435,842	$41,271
Australian 10 Year Treasury Bond Futures	03/15/22	296	AUD	41,193,530	(26,874)
Bloomberg Commodity Index Futures	03/16/22	694	USD	6,882,398	129,209
Brent Crude Oil Futures	01/31/22	41	USD	3,188,980	22,187
Canada Government Bond 10 Year Futures	03/22/22	248	CAD	35,369,760	489,728
Cattle Feeder Futures	03/31/22	14	USD	1,189,650	39,616
Cattle Feeder Futures	01/27/22	3	USD	250,313	11,820
Cocoa Futures	03/16/22	74	USD	1,864,800	(90,333)
Coffee “C” Futures	03/21/22	10	USD	847,875	51,529
Copper Futures	03/29/22	16	USD	1,785,400	32,761
Corn Futures	03/14/22	42	USD	1,245,825	65,956
Cotton No. 2 Futures	03/09/22	16	USD	900,800	167,412
DAX Index Futures	03/18/22	3	EUR	1,189,200	30,460
Euro-BTP Futures	03/08/22	58	EUR	8,526,580	(169,469)
Euro-Bobl Futures	03/08/22	162	EUR	21,584,880	(202,176)
Euro-Bund Futures	03/08/22	64	EUR	10,967,680	(231,678)
Euro-Buxl 30 Year Bond Futures	03/08/22	23	EUR	4,755,020	(284,484)
FTSE 100 Index Futures	03/18/22	27	GBP	1,977,480	53,681
Gold 100 oz. Futures	02/24/22	34	USD	6,217,240	(5,196)
Goldman Sachs Commodity Index Futures	01/18/22	19	USD	2,667,838	106,901
Hang Seng Index Futures	01/28/22	16	HKD	18,760,800	27,093
IBEX 35 Index Futures	01/21/22	14	EUR	1,215,816	54,132
Japanese Government 10 Year Bond Futures	03/14/22	2	JPY	303,180,000	(6,365)
Japanese Government 10 Year Bond Mini Futures	03/11/22	560	JPY	8,490,160,000	(219,234)
LME Nickel Futures	03/14/22	11	USD	1,372,371	108,277
LME Primary Aluminum Futures	03/14/22	32	USD	2,246,400	64,722
LME Zinc Futures	03/14/22	23	USD	2,040,100	136,134
Lean Hogs Futures	02/14/22	13	USD	423,670	9,913
Live Cattle Futures	02/28/22	15	USD	838,200	17,547
Live Cattle Futures	04/29/22	22	USD	1,274,460	34,064
Low Sulphur Gas Oil Futures	03/10/22	20	USD	1,326,000	63,651
MSCI Emerging Markets Index Mini Futures	03/18/22	207	USD	12,692,205	(141,757)
Natural Gas Futures	02/24/22	64	USD	2,276,480	(579,678)
New York Harbor ULSD Futures	01/31/22	6	USD	585,976	27,288
New York Harbor ULSD Futures	02/28/22	7	USD	678,670	41,661
OMX Stockholm 30 Index Futures	01/21/22	51	SEK	12,338,175	61,090
RBOB Gasoline Futures	01/31/22	10	USD	934,332	41,813
RBOB Gasoline Futures	02/28/22	4	USD	374,405	40,963
Russell 2000 Index E-Mini Futures	03/18/22	225	USD	25,231,500	307,974
S&P 500 Index E-Mini Futures	03/18/22	113	USD	26,885,525	558,083
S&P TSX 60 Index Futures	03/17/22	15	CAD	3,842,700	49,745
SPI 200 Index Futures	03/17/22	20	AUD	3,673,500	21,421
Silver Futures	03/29/22	23	USD	2,685,480	(131,430)
Soybean Futures	03/14/22	16	USD	1,071,400	55,778

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Soybean Meal Futures	03/14/22	28	USD	1,117,480	$116,063
Soybean Oil Futures	03/14/22	25	USD	847,950	22,170
Sugar No. 11 Futures	02/28/22	55	USD	1,163,008	(38,732)
TOPIX Index Futures	03/10/22	13	JPY	258,960,000	40,632
U.S. Treasury Long Bond Futures	03/22/22	182	USD	29,199,625	179,770
U.S. Treasury Note 10 Year Futures	03/22/22	339	USD	44,228,906	100,916
U.S. Treasury Note 2 Year Futures	03/31/22	1	USD	218,172	(123)
U.S. Treasury Note 5 Year Futures	03/31/22	309	USD	37,381,758	22,527
United Kingdom Long Gilt Bond Futures	03/29/22	163	GBP	20,358,700	(114,411)
Wheat Futures	03/14/22	33	USD	1,271,738	(15,813)

Futures Contracts—Short
LME Zinc Futures	03/14/22	(1)	USD	(88,700)	(5,285)

Net Unrealized Appreciation					$1,182,920

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.000%	Annually	09/21/24	USD	78,000,000	$(204,422)	$(84,916)	$(119,506)

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York Mellon
(CBNA)—	Citibank N.A.
(SSBT)—	State Street Bank and Trust Co.

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$55,249,055	$—	$55,249,055
Total U.S. Treasury & Government Agencies*	—	32,320,798	—	32,320,798
Common Stocks
Aerospace & Defense	163,735	41,153	—	204,888
Air Freight & Logistics	83,610	29,552	—	113,162
Airlines	47,700	27,177	—	74,877
Auto Components	48,704	74,734	—	123,438
Automobiles	22,078	87,008	—	109,086
Banks	448,877	343,158	—	792,035
Beverages	278,168	438,397	—	716,565
Biotechnology	185,052	137,808	—	322,860
Building Products	137,186	110,740	—	247,926
Capital Markets	302,145	133,769	—	435,914
Chemicals	671,419	492,238	—	1,163,657
Commercial Services & Supplies	132,377	66,365	—	198,742
Communications Equipment	145,546	52,979	—	198,525
Construction & Engineering	56,956	27,830	—	84,786
Construction Materials	104,647	69,951	—	174,598
Consumer Finance	18,139	—	—	18,139
Containers & Packaging	292,340	34,220	—	326,560
Distributors	75,727	—	—	75,727
Diversified Financial Services	20,631	97,092	—	117,723
Diversified Telecommunication Services	290,312	1,081,550	—	1,371,862
Electric Utilities	1,116,610	1,398,462	—	2,515,072
Electrical Equipment	105,333	40,682	—	146,015
Electronic Equipment, Instruments & Components	176,825	212,910	—	389,735
Energy Equipment & Services	83,580	22,533	—	106,113
Entertainment	357,642	240,872	—	598,514
Equity Real Estate Investment Trusts	507,717	234,986	—	742,703
Food & Staples Retailing	652,129	505,079	—	1,157,208
Food Products	822,032	591,443	—	1,413,475
Gas Utilities	48,194	603,433	—	651,627
Health Care Equipment & Supplies	420,751	673,461	—	1,094,212
Health Care Providers & Services	371,959	126,861	0	498,820
Health Care Technology	27,304	7,102	—	34,406
Hotels, Restaurants & Leisure	316,815	238,532	—	555,347
Household Durables	154,829	129,308	—	284,137
Household Products	294,027	107,421	—	401,448
Independent Power and Renewable Electricity Producers	62,896	94,455	—	157,351
Industrial Conglomerates	47,548	78,419	—	125,967
Insurance	314,362	260,894	—	575,256
Interactive Media & Services	172,875	150,039	—	322,914

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$65,694	$110,364	$—	$176,058
IT Services	458,179	383,809	—	841,988
Leisure Products	14,249	56,845	—	71,094
Life Sciences Tools & Services	246,722	202,805	—	449,527
Machinery	221,485	265,750	—	487,235
Marine	—	16,667	—	16,667
Media	478,090	164,521	—	642,611
Metals & Mining	310,720	244,280	—	555,000
Multi-Utilities	990,612	424,896	—	1,415,508
Multiline Retail	125,785	98,081	—	223,866
Oil, Gas & Consumable Fuels	842,421	1,253,114	—	2,095,535
Paper & Forest Products	—	65,972	—	65,972
Personal Products	68,857	185,667	—	254,524
Pharmaceuticals	275,893	749,703	—	1,025,596
Professional Services	182,481	83,049	—	265,530
Real Estate Management & Development	46,213	110,441	—	156,654
Road & Rail	141,414	156,321	11,849	309,584
Semiconductors & Semiconductor Equipment	276,997	154,910	—	431,907
Software	479,330	360,395	—	839,725
Specialty Retail	293,932	52,072	—	346,004
Technology Hardware, Storage & Peripherals	105,718	125,182	—	230,900
Textiles, Apparel & Luxury Goods	155,576	216,196	—	371,772
Tobacco	87,354	79,661	—	167,015
Trading Companies & Distributors	73,489	72,199	—	145,688
Transportation Infrastructure	—	92,913	—	92,913
Water Utilities	55,714	102,436	—	158,150
Wireless Telecommunication Services	81,359	189,692	—	271,051
Total Common Stocks	15,657,061	15,080,554	11,849	30,749,464
Total Mutual Funds*	26,290,378	—	—	26,290,378
Total Preferred Stocks*	—	60,491	—	60,491
Short-Term Investments
Mutual Funds	9,207,452	—	—	9,207,452
Repurchase Agreement	—	38,428,127	—	38,428,127
U.S. Treasury	—	42,746,564	—	42,746,564
Total Short-Term Investments	9,207,452	81,174,691	—	90,382,143
Total Investments	$51,154,891	$183,885,589	$11,849	$235,052,329

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,773	$—	$10,773
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(879,146)	—	(879,146)
Total Forward Contracts	$—	$(868,373)	$—	$(868,373)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,445,958	$—	$—	$3,445,958
Futures Contracts (Unrealized Depreciation)	(2,263,038)	—	—	(2,263,038)
Total Futures Contracts	$1,182,920	$—	$—	$1,182,920
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(119,506)	$—	$(119,506)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, a transfer from Level 2 to Level 3 in the amount of $33,639 was due to a trading halt on the security which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$196,624,202
Repurchase Agreement at value which equals cost	38,428,127
Cash	17,136,795
Cash denominated in foreign currencies (b)	582,015
Cash collateral for centrally cleared swap contracts	888,079
Unrealized appreciation on forward foreign currency exchange contracts	10,773
Receivable for:
Investments sold	9,000
Dividends and interest	376,767
Variation margin on futures contracts	269,399
Prepaid expenses	759

Total Assets	254,325,916
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	879,146
Payables for:
Investments purchased	34,007
Fund shares redeemed	118,796
Variation margin on centrally cleared swap contracts	14,021
Accrued Expenses:
Management fees	132,523
Distribution and service fees	53,688
Deferred trustees’ fees	145,588
Other expenses	208,575

Total Liabilities	1,586,344

Net Assets	$252,739,572

Net Assets Consist of:
Paid in surplus	$225,020,421
Distributable earnings (Accumulated losses)	27,719,151

Net Assets	$252,739,572

Net Assets
Class B	$252,739,572
Capital Shares Outstanding*
Class B	21,821,376
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $186,569,752.
(b)	Identified cost of cash denominated in foreign currencies was $580,148.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$1,301,429
Interest	1,997,000

Total investment income	3,298,429
Expenses
Management fees	1,693,305
Administration fees	51,931
Custodian and accounting fees	140,272
Distribution and service fees—Class B	651,682
Audit and tax services	94,882
Legal	49,652
Trustees’ fees and expenses	51,036
Shareholder reporting	16,418
Insurance	1,817
Miscellaneous	26,560

Total expenses	2,777,555
Less management fee waiver	(7,042)

Net expenses	2,770,513

Net Investment Income	527,916

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	3,181,302
Futures contracts	14,591,911
Swap contracts	(823,676)
Foreign currency transactions	553,741
Forward foreign currency transactions	3,461,798

Net realized gain (loss)	20,965,076

Net change in unrealized appreciation (depreciation) on:
Investments	(1,272,905)
Futures contracts	(3,502,337)
Swap contracts	(178,856)
Foreign currency transactions	(12,096)
Forward foreign currency transactions	(317,062)

Net change in unrealized appreciation (depreciation)	(5,283,256)

Net realized and unrealized gain (loss)	15,681,820

Net Increase (Decrease) in Net Assets From Operations	$16,209,736

(a)	Net of foreign withholding taxes of $45,856.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$527,916	$(968,764)
Net realized gain (loss)	20,965,076	18,958,752
Net change in unrealized appreciation (depreciation)	(5,283,256)	8,990,160

Increase (decrease) in net assets from operations	16,209,736	26,980,148

From Distributions to Shareholders
Class B	(20,734,955)	(22,399,082)

Total distributions	(20,734,955)	(22,399,082)

Increase (decrease) in net assets from capital share transactions	(1,624,122)	21,515,073

Total increase (decrease) in net assets	(6,149,341)	26,096,139

Net Assets
Beginning of period	258,888,913	232,792,774

End of period	$252,739,572	$258,888,913

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,606,895	$18,903,345	3,386,940	$37,591,478
Reinvestments	1,841,470	20,734,955	2,170,454	22,399,082
Redemptions	(3,537,861)	(41,262,422)	(3,457,413)	(38,475,487)

Net increase (decrease)	(89,496)	$(1,624,122)	2,099,981	$21,515,073

Increase (decrease) derived from capital shares transactions		$(1,624,122)		$21,515,073

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.82	$11.75	$9.96	$11.62	$10.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.05)	0.06	0.09	0.02
Net realized and unrealized gain (loss)	0.70	1.28	2.11	(0.93)	1.28

Total income (loss) from investment operations	0.72	1.23	2.17	(0.84)	1.30

Less Distributions
Distributions from net investment income	0.00	(0.38)	(0.38)	0.00	0.00
Distributions from net realized capital gains	(0.96)	(0.78)	0.00	(0.82)	0.00

Total distributions	(0.96)	(1.16)	(0.38)	(0.82)	0.00

Net Asset Value, End of Period	$11.58	$11.82	$11.75	$9.96	$11.62

Total Return (%) (b)	6.39	11.85	21.99	(7.59)	12.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.10	1.10	1.08	1.13
Net ratio of expenses to average net assets (%) (c)	1.06	1.10	1.10	1.08	1.13
Ratio of net investment income (loss) to average net assets (%)	0.20	(0.42)	0.57	0.82	0.20
Portfolio turnover rate (%)	34	85	46	20	30
Net assets, end of period (in millions)	$252.7	$258.9	$232.8	$195.3	$257.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $50,051,936 in the Subsidiary, representing 19.7% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

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a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $7,617 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the

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Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had investments in repurchase agreements with a gross value of $38,428,127, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example,

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collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$119,506
	Unrealized appreciation on futures contracts (b) (c)	$792,941	Unrealized depreciation on futures contracts (b) (c)	1,254,814
Equity	Unrealized appreciation on futures contracts (b) (c)	1,245,582	Unrealized depreciation on futures contracts (b) (c)	141,757
Commodity	Unrealized appreciation on futures contracts (b) (c)	1,407,435	Unrealized depreciation on futures contracts (b) (c)	866,467
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,773	Unrealized depreciation on forward foreign currency exchange contracts	879,146

Total		$3,456,731		$3,261,690

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust Co.	$10,773	$(10,773)	$—	$—

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$19,149	$—	$—	$19,149
BNP Paribas S.A.	6,632	—	—	6,632
Brown Brothers Harriman & Co.	320,761	—	—	320,761
State Street Bank and Trust Co.	532,604	(10,773)	—	521,831

	$879,146	$(10,773)	$—	$868,373

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,461,798	$3,461,798
Futures contracts	(10,853,508)	11,434,976	14,010,443	—	14,591,911
Swap contracts	(823,676)	—	—	—	(823,676)

	$(11,677,184)	$11,434,976	$14,010,443	$3,461,798	$17,230,033

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(317,062)	$(317,062)
Futures contracts	(740,884)	(990,691)	(1,770,762)	—	(3,502,337)
Swap contracts	(178,856)	—	—	—	(178,856)

	$(919,740)	$(990,691)	$(1,770,762)	$(317,062)	$(3,998,255)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$69,100,144
Futures contracts long	473,945,624
Futures contracts short	(4,225,650)
Swap contracts	83,229,917

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$22,755,110	$46,533,887	$13,953,471	$32,783,718

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$1,693,305	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 15, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

Amounts waived for the period ended December 31, 2021 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Additionally, for the period December 15, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of PanAgora Global Diversified Risk Portfolio II, a series of the Trust also subadvised by the Subadviser. Amounts waived for the period ended December 31, 2021 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$226,818,505

Gross unrealized appreciation	11,390,404
Gross unrealized (depreciation)	(2,287,754)

Net unrealized appreciation (depreciation)	$9,102,650

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$8,787,465	$14,951,965	$11,947,490	$7,447,117	$20,734,955	$22,399,082

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,128,097	$647,799	$9,088,844	$—	$27,864,740

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

11. Plan of Reorganization

At a meeting held on November 30, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the PanAgora Global Diversified Risk Portfolio II (the “PanAgora II Portfolio”), a series of the Trust, in exchange for shares of the PanAgora II Portfolio, subject to the approval of shareholders of the Portfolio. On February 25, 2022, the shareholders of the Portfolio will consider the approval of the proposed Plan. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2022.

BHFTI-34

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PanAgora Global Diversified Risk Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-35

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-36

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-37

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-38

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-39

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one- and five-year periods ended October 31, 2021 and outperformed the same benchmark for the three-year period ended October 31, 2021. The Board also noted that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

At its November Meeting, the Board approved the reorganization of the Portfolio with and into PanAgora Global Diversified Risk Portfolio II to be effective on or about May 2, 2022.

BHFTI-40

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Managed by PanAgora Asset Management, Inc

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the PanAgora Global Diversified Risk Portfolio II returned 12.64%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

On December 15, 2021, PanAgora Asset Management, Inc (“PanAgora”) succeeded AQR Capital Management, LLC (“AQR”) as the subadviser to the Portfolio, and the name of the Portfolio was changed from the AQR Global Risk Balanced Portfolio to the PanAgora Global Diversified Risk Portfolio II.

The following commentary was provided by AQR for the period of January 1, 2021, through December 15, 2021.

MARKET ENVIRONMENT / CONDITIONS

Early 2021 was characterized by growing optimism around the eventual end of the global pandemic. Despite vaccination campaigns being uneven across countries, the prospect of future suppression of COVID-19 supported overall growth expectations. Most major equity markets delivered gains for the first quarter, although there were notable shifts in relative performance across sectors. Commodity markets also rallied as optimism for potential global growth increased the outlook for demand and as concerns over higher future inflation further buoyed prices. Nominal bond markets fell as growth and inflation sentiment put upward pressure on bond yields.

The second quarter saw substantial further progress towards suppression of the COVID-19 pandemic as the global vaccination campaign accelerated significantly, with the United States, Europe, and Canada achieving high vaccination rates. The positive growth environment drove continued gains in global equity markets, which registered positive returns for the fifth consecutive quarter. Strength in commodity markets continued as supply/demand balances tightened for a number of raw materials. A late-quarter shift in signaling from the Federal Reserve (the “Fed”) also played a role in containing inflation expectations. As market participants grew less concerned about inflation and began to anticipate the eventual withdrawal of monetary stimulus, yield curves generally flattened, and long-term bonds recovered some of the losses suffered in the first quarter.

The growth environment remained objectively strong in the third quarter, with global gross domestic product (“GDP”) on track to expand at a high single-digit pace. Nonetheless, the period saw an end to the steady upward march in growth forecasts since the end of 2020. Forecasts for 2021 GDP flattened out early in the quarter before declining slightly in September, the first downtick since November 2021. The evolution of the COVID-19 pandemic continued to play a key role, as the spread of the more-contagious Delta variant struck a blow to hopes of a smooth and rapid normalization in the global economy. Government responses to new waves of cases differed widely across countries.

Global economic recovery continued in the fourth quarter, albeit accompanied by ongoing headwinds from new waves of the pandemic. In October and early November, the arrival of colder weather brought sharp increases in cases of the Delta variant and tightening of restrictions in several European countries. Despite the fact that the global growth outlook was little changed on net in the quarter, expectations for inflation and monetary policy evolved considerably. Throughout much of the year, high inflation readings had been dismissed by economists and policymakers as largely transitory. This thought lost much of its momentum late in the fourth quarter and prompted officials to announce a faster winddown of purchases and to project multiple rate hikes in 2022.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk from three primary sources: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount to portfolio returns and variability, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary volatility forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes but also through time, so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 12.61% (gross) for the period ending December 15, 2021. Inflation-sensitive assets contributed (+8.0% gross), as commodities (+5.4% gross) rallied on an improved outlook for demand and inflation-linked bonds (+2.7% gross) gained as inflation readings continued to show surprise upside throughout 2021. Equities (+7.0% gross) broadly gained optimism surrounding the global economic recovery. Nominal bonds detracted (-2.4% gross) as yields rose on increased market expectations for growth and inflation. Outperformance relative to the Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index, can be attributed to the inclusion of inflation-sensitive assets.

The Portfolio’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2021 with a total market

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Managed by PanAgora Asset Management, Inc

Portfolio Manager Commentary*—(Continued)

exposure of 215%. As of December 15, 2021, the Portfolio’s exposures were 42% equities, 151% nominal bonds, and 62% inflation-linked bonds, for a total Portfolio exposure of 256%.

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equity indices, nominal bonds, and commodities. Swaps on futures are used when holding limits, local regulations, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead holds those securities directly. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Yao Hua Ooi

John J. Huss

Ronen Israel

Michael A. Mendelson

Lars Nielsen

Portfolio Managers

AQR Capital Management, LLC

The following commentary was provided by PanAgora for the period end positioning as of December 31, 2021.

As of December 31, 2021, the Portfolio held an overweight allocation to inflation-protected assets at the expense of equities and nominal fixed income. Within inflation-protected assets, the Portfolio was overweight both commodities and inflation-linked bonds. Within equities, the Portfolio was overweight U.S. large cap and non-U.S. developed markets and underweight U.S. small cap and emerging markets. Within nominal fixed income, the Portfolio was overweight investment grade credit and underweight U.S. government debt and international government debt.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the sub-advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversifed Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
PanAgora Global Diversified Risk Portfolio II
Class B	12.64	7.43	4.59
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	114.3
Global Developed Equities	41.4
Commodities	21.1
Global Inflation-Linked Bonds	13.4
Global Emerging Equities	5.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.89%	$1,000.00	$1,048.10	$4.59
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—21.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—21.2%
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/25 (a)	35,167,770	$37,909,804
0.125%, 04/15/26 (a)	105,440	113,783
0.125%, 01/15/30 (a)	78,886,650	87,550,696
0.125%, 07/15/30 (a)	95,877,761	107,262,750
0.125%, 01/15/31 (a)	86,784,191	97,160,251
0.125%, 07/15/31 (a)	36,624,995	41,165,426
0.250%, 07/15/29 (a)	73,832,983	82,722,513
0.375%, 07/15/27 (a)	8,218,008	9,116,906
0.500%, 01/15/28 (a)	60,187,027	67,340,303
0.750%, 07/15/28 (a)	59,771,731	68,445,947
0.875%, 01/15/29 (a)	15,594,224	18,031,942

Total U.S. Treasury & Government Agencies (Cost $589,564,673)		616,820,321

Foreign Government—13.7%

Sovereign—13.7%
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/30 (EUR) (a)	86,717,015	122,147,771
France Government Bond OAT
0.100%, 03/01/28 (EUR) (a)	19,251,703	24,681,923
0.100%, 03/01/29 (EUR) (a)	14,862,998	19,433,077
0.100%, 07/25/31 (144A) (EUR) (a)	11,210,832	15,082,201
0.700%, 07/25/30 (144A) (EUR) (a)	29,880,522	41,936,808
1.850%, 07/25/27 (EUR) (a)	27,331,315	38,469,940
United Kingdom Gilt Inflation Linked Bonds
0.125%, 08/10/28 (GBP) (a)	19,619,227	33,026,811
0.125%, 03/22/29 (GBP) (a)	20,243,501	34,517,958
0.125%, 08/10/31 (GBP) (a)	4,674,076	8,505,584
1.250%, 11/22/27 (GBP) (a)	998,028	1,746,279
1.250%, 11/22/32 (GBP) (a)	28,871,840	60,039,380

Total Foreign Government (Cost $390,758,770)		399,587,732

Mutual Funds—2.3%

Investment Company Securities—2.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $66,534,800)	500,000	66,260,000

Short-Term Investments—62.6%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—56.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares 0.010% (b)	424,081,370	424,081,370
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.010% (b)	418,624,321	418,624,321
State Street Institutional Liquid Reserves Fund, Premier Class 0.040% (b)	1,970	1,970
State Street Institutional Treasury Plus Money Market Fund, Premier Class 0.010% (b)	344,417,236	344,417,236
UBS Select Treasury Institutional Fund, Institutional Class 0.010% (b)	455,676,346	455,676,346

		1,642,801,243

U.S. Treasury—6.2%
U.S. Treasury Bill 0.162%, 06/23/22 (c) (d)	182,000,000	181,855,195

Total Short-Term Investments (Cost $1,824,659,556)		1,824,656,438

Total Investments—99.8% (Cost $2,871,517,799)		2,907,324,491
Other assets and liabilities (net)—0.2%		6,054,377

Net Assets—100.0%		$2,913,378,868

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $181,855,195.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $57,019,009, which is 2.0% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
EUR	230,000,000	BNY	01/28/22	USD	259,124,900	$(2,855,579)
GBP	105,000,000	BNY	01/28/22	USD	138,823,650	(3,291,891)

Net Unrealized Depreciation						$(6,147,470)

§See Note 2 of the notes to consolidated financial statements.

BHFTI-5

See accompanying notes to consolidated financial statements.

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/21/22	206	EUR	32,864,828	$967,546
Australian 10 Year Treasury Bond Futures	03/15/22	3,395	AUD	472,473,085	(1,829,331)
Brent Crude Oil Futures	02/28/22	201	USD	15,547,350	908,582
Brent Crude Oil Futures	03/31/22	30	USD	2,307,000	130,767
Canada Government Bond 10 Year Futures	03/22/22	2,847	CAD	406,039,140	57,302
Cattle Feeder	04/28/22	117	USD	10,105,875	258,686
Cocoa Futures	05/13/22	368	USD	9,395,040	(18,258)
Cocoa Futures	03/16/22	720	USD	18,144,000	(100,221)
Coffee “C” Futures	03/21/22	130	USD	11,022,375	(599,578)
Coffee “C” Futures	05/18/22	29	USD	2,457,750	(133,767)
Copper Futures	03/29/22	230	USD	25,665,125	1,752,045
Copper Futures	05/26/22	27	USD	3,006,113	201,748
Corn Futures	03/14/22	548	USD	16,255,050	116,639
Corn Futures	05/13/22	100	USD	2,975,000	21,951
Cotton No. 2 Futures	05/06/22	81	USD	4,474,440	242,130
Cotton No. 2 Futures	03/09/22	165	USD	9,289,500	553,131
DAX Index Futures	03/18/22	73	EUR	28,937,200	772,349
Euro-BTP Futures	03/08/22	667	EUR	98,055,670	(2,280,849)
Euro-Bobl Futures	03/08/22	1,879	EUR	250,357,960	(1,805,241)
Euro-Bund Futures	03/08/22	743	EUR	127,327,910	(2,485,244)
Euro-Buxl 30 Year Bond Futures	03/08/22	278	EUR	57,473,720	(3,013,066)
FTSE 100 Index Futures	03/18/22	592	GBP	43,358,080	1,556,491
Gold 100 oz. Futures	02/24/22	549	USD	100,390,140	3,272,111
Hang Seng Index Futures	01/28/22	343	HKD	402,184,650	580,806
IBEX 35 Index Futures	01/21/22	298	EUR	25,879,512	1,375,844
Japanese Government 10 Year Bond Futures	03/14/22	674	JPY	102,171,660,000	(2,651,410)
LME Nickel Futures	03/14/22	177	USD	22,082,697	1,676,498
LME Primary Aluminum Futures	03/14/22	520	USD	36,504,000	2,785,869
LME Zinc Futures	03/14/22	339	USD	30,069,300	2,511,970
Lean Hogs Futures	02/14/22	117	USD	3,813,030	87,302
Lean Hogs Futures	04/14/22	80	USD	2,775,200	64,814
Live Cattle Futures	02/28/22	500	USD	27,940,000	455,265
Live Cattle Futures	04/29/22	250	USD	14,482,500	355,263
Low Sulphur Gas Oil Futures	03/10/22	244	USD	16,177,200	743,690
Low Sulphur Gas Oil Futures	04/12/22	60	USD	3,952,500	182,300
MSCI Emerging Markets Index Mini Futures	03/18/22	2,406	USD	147,523,890	2,872,535
Natural Gas Futures	02/24/22	650	USD	23,120,500	(975,513)
Natural Gas Futures	03/29/22	292	USD	10,240,440	(407,279)
Natural Gas Futures	04/27/22	200	USD	7,050,000	(260,558)
New York Harbor ULSD Futures	03/31/22	21	USD	2,015,194	103,715
New York Harbor ULSD Futures	02/28/22	184	USD	17,839,315	919,157
OMX Stockholm 30 Index Futures	01/21/22	1,121	SEK	271,197,925	1,559,676
RBOB Gasoline Futures	02/28/22	170	USD	15,912,204	952,444
RBOB Gasoline Futures	03/31/22	36	USD	3,525,077	195,758
Russell 2000 Index E-Mini Futures	03/18/22	2,670	USD	299,413,800	12,303,467
S&P 500 Index E-Mini Futures	03/18/22	2,077	USD	494,170,225	12,598,251
S&P TSX 60 Index Futures	03/17/22	329	CAD	84,283,220	1,722,899
SPI 200 Index Futures	03/17/22	436	AUD	80,082,300	994,568
Silver Futures	03/29/22	369	USD	43,084,440	3,078,811
Soybean Futures	03/14/22	199	USD	13,325,538	756,029
Soybean Futures	05/13/22	42	USD	2,832,900	162,906
Soybean Meal Futures	03/14/22	275	USD	10,975,250	650,403
Soybean Meal Futures	05/13/22	140	USD	5,559,400	308,384
Soybean Oil Futures	03/14/22	270	USD	9,157,860	757,463
Soybean Oil Futures	05/13/22	144	USD	4,887,648	400,084

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Sugar No. 11 Futures	04/29/22	371	USD	7,728,672	$(152,175)
Sugar No. 11 Futures	06/30/22	275	USD	5,664,120	(87,634)
Sugar No. 11 Futures	02/28/22	200	USD	4,229,120	(102,979)
TOPIX Index Futures	03/10/22	278	JPY	5,537,760,000	(410,712)
U.S. Treasury Long Bond Futures	03/22/22	2,010	USD	322,479,375	(3,115,842)
U.S. Treasury Note 10 Year Futures	03/22/22	4,938	USD	644,254,688	(227,987)
U.S. Treasury Note 2 Year Futures	03/31/22	4,572	USD	997,481,817	146,834
U.S. Treasury Note 5 Year Futures	03/31/22	5,389	USD	651,942,698	753,129
U.S. Treasury Ultra Long Bond Futures	03/22/22	260	USD	51,252,500	(444,267)
United Kingdom Long Gilt Bond Futures	03/29/22	1,873	GBP	233,937,700	(5,504,120)
WTI Crude Oil Futures	05/20/22	59	USD	4,328,830	268,775
WTI Crude Oil Futures	02/22/22	200	USD	14,976,000	1,041,062
Wheat Futures	03/14/22	401	USD	15,453,538	145,749
Wheat Futures	05/13/22	124	USD	4,800,350	27,951

Net Unrealized Appreciation					$37,745,118

Glossary of Abbreviations

Counterparties

(BNY)—	Bank of New York Mellon

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$616,820,321	$—	$616,820,321
Total Foreign Government*	—	399,587,732	—	399,587,732
Total Mutual Funds*	66,260,000	—	—	66,260,000
Short-Term Investments
Mutual Funds	1,642,801,243	—	—	1,642,801,243
U.S. Treasury	—	181,855,195	—	181,855,195
Total Short-Term Investments	1,642,801,243	181,855,195	—	1,824,656,438
Total Investments	$1,709,061,243	$1,198,263,248	$—	$2,907,324,491

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(6,147,470)	$—	$(6,147,470)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$64,351,149	$—	$—	$64,351,149
Futures Contracts (Unrealized Depreciation)	(26,606,031)	—	—	(26,606,031)
Total Futures Contracts	$37,745,118	$—	$—	$37,745,118

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$2,907,324,491
Cash	6,105,724
Cash denominated in foreign currencies (b)	2,596,660
Receivable for:
Fund shares sold	21,452
Dividends and interest	1,605,603
Variation margin on futures contracts	5,504,273
Prepaid expenses	8,491

Total Assets	2,923,166,694
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,147,470
Payables for:
Investments purchased	1,206
Fund shares redeemed	792,744
Accrued Expenses:
Management fees	1,480,580
Distribution and service fees	617,591
Deferred trustees’ fees	175,638
Other expenses	572,597

Total Liabilities	9,787,826

Net Assets	$2,913,378,868

Net Assets Consist of:
Paid in surplus	$2,455,841,482
Distributable earnings (Accumulated losses)	457,537,386

Net Assets	$2,913,378,868

Net Assets
Class B	$2,913,378,868
Capital Shares Outstanding*
Class B	325,751,805
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,871,517,799.
(b)	Identified cost of cash denominated in foreign currencies was $2,554,325.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$157,432
Interest (b)	46,478,050

Total investment income	46,635,482
Expenses
Management fees	18,259,987
Administration fees	136,048
Custodian and accounting fees	443,125
Distribution and service fees—Class B	7,399,995
Audit and tax services	94,882
Legal	59,288
Trustees’ fees and expenses	51,036
Shareholder reporting	73,648
Insurance	21,075
Miscellaneous	25,500

Total expenses	26,564,584
Less management fee waiver	(223,894)

Net expenses	26,340,690

Net Investment Income	20,294,792

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	50,762,471
Futures contracts	182,899,678
Swap contracts	151,594,770
Foreign currency transactions	1,228,242
Forward foreign currency transactions	20,834,633

Net realized gain (loss)	407,319,794

Net change in unrealized appreciation (depreciation) on:
Investments	(46,561,135)
Futures contracts	6,661,047
Swap contracts	(37,801,985)
Foreign currency transactions	(5,734)
Forward foreign currency transactions	3,296,401

Net change in unrealized appreciation (depreciation)	(74,411,406)

Net realized and unrealized gain (loss)	332,908,388

Net Increase (Decrease) in Net Assets From Operations	$353,203,180

(a)	Net of foreign withholding taxes of $13,041.
(b)	Net of foreign withholding taxes of $370.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,294,792	$(14,451,313)
Net realized gain (loss)	407,319,794	(20,761,735)
Net change in unrealized appreciation (depreciation)	(74,411,406)	111,397,846

Increase (decrease) in net assets from operations	353,203,180	76,184,798

From Distributions to Shareholders
Class B	(119,498,651)	(370,949,651)

Total distributions	(119,498,651)	(370,949,651)

Increase (decrease) in net assets from capital share transactions	(284,539,457)	22,929,271

Total increase (decrease) in net assets	(50,834,928)	(271,835,582)

Net Assets
Beginning of period	2,964,213,796	3,236,049,378

End of period	$2,913,378,868	$2,964,213,796

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	713,953	$6,127,166	883,973	$7,281,304
Reinvestments	14,175,403	119,498,651	50,264,180	370,949,651
Redemptions	(47,506,847)	(410,165,274)	(43,192,188)	(355,301,684)

Net increase (decrease)	(32,617,491)	$(284,539,457)	7,955,965	$22,929,271

Increase (decrease) derived from capital shares transactions		$(284,539,457)		$22,929,271

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.27	$9.23	$7.94	$9.36	$9.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	(0.04)	0.07	0.09	0.03
Net realized and unrealized gain (loss)	0.96	0.20	1.48	(0.62)	0.82

Total income (loss) from investment operations	1.02	0.16	1.55	(0.53)	0.85

Less Distributions
Distributions from net investment income	0.00	(0.21)	(0.26)	(0.04)	(0.16)
Distributions from net realized capital gains	(0.35)	(0.91)	0.00	(0.85)	(0.45)

Total distributions	(0.35)	(1.12)	(0.26)	(0.89)	(0.61)

Net Asset Value, End of Period	$8.94	$8.27	$9.23	$7.94	$9.36

Total Return (%) (b)	12.64	3.14 (c)	19.79 (c)	(6.35)	9.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.90	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	0.90	0.90	0.90	0.89
Net ratio of expenses to average net assets (%) (d)	0.89	0.89	0.89	0.89	0.88
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.89	0.89	0.89	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	0.69	(0.49)	0.80	1.08	0.29
Portfolio turnover rate (%)	67	74	101	26	32
Net assets, end of period (in millions)	$2,913.4	$2,964.2	$3,236.0	$3,096.3	$3,754.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio) (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio II, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio II, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $314,628,127 in the Subsidiary, representing 10.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA” ), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2021.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$957,265	Unrealized depreciation on futures contracts (a) (b)	$23,357,357
Equity	Unrealized appreciation on futures contracts (a) (b)	37,304,432	Unrealized depreciation on futures contracts (a) (b)	410,712
Commodity	Unrealized appreciation on futures contracts (a) (b)	26,089,452	Unrealized depreciation on futures contracts (a) (b)	2,837,962
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	6,147,470

Total		$64,351,149		$32,753,501

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 5), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Bank of New York Mellon	$6,147,470	$—	$—	$6,147,470

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$20,834,633	$20,834,633
Futures contracts	(40,596,477)	200,322,935	23,173,220	—	182,899,678
Swap contracts	(20,038,906)	2,940,614	168,693,062	—	151,594,770

	$(60,635,383)	$203,263,549	$191,866,282	$20,834,633	$355,329,081

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,296,401	$3,296,401
Futures contracts	(28,245,842)	17,398,243	17,508,646	—	6,661,047
Swap contracts	(889,570)	(3,692,439)	(33,219,976)	—	(37,801,985)

	$(29,135,412)	$13,705,804	$(15,711,330)	$3,296,401	$(27,844,537)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$794,219,570
Futures contracts long	4,136,840,812
Futures contracts short	(118,164,371)
Swap contracts	2,266,929,577

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$525,973,362	$324,545,382	$575,292,305	$220,983,623

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$18,259,987	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective December 15, 2021, PanAgora Asset Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to December 15, 2021, AQR Capital Management, LLC was compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 15, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $250 million
0.010%	$250 million to $750 million
(0.005)%	$750 million to $1 billion
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

Prior to December 15, 2021, the Adviser had agreed, for the period April 30, 2021 to December 14, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Additionally, for the period December 15, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of PanAgora Global Diversified Risk Portfolio, a series of the Trust also subadvised by the Subadviser. Amounts waived for the period ended December 31, 2021 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,887,315,029

Gross unrealized appreciation	48,438,941
Gross unrealized (depreciation)		(2,810,801)

Net unrealized appreciation (depreciation)	$45,628,140

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$69,538,763	$228,225,525	$49,959,888	$142,724,126	$119,498,651	$370,949,651

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$315,590,316	$96,465,666	$45,657,043	$—	$457,713,025

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

11. Plan of Reorganization

At a meeting held on November 30, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the Portfolio’s acquisition of all the assets and assumption of all liabilities of the PanAgora Global Diversified Risk Portfolio (the “PanAgora Portfolio”), a series of the Trust I, in exchange for shares of the Portfolio, subject to the approval of shareholders of the PanAgora Portfolio. On February 25, 2022, the shareholders of the PanAgora Portfolio will consider the approval of the proposed Plan. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2022. The PanAgora Portfolio will be the performance and accounting survivor following the reorganization.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PanAgora Global Diversified Risk Portfolio II and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio) and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the PanAgora Global Diversified Risk Portfolio II and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio). At the November Meeting, the Board approved a new Sub-Adviser for the Portfolio, replacing AQR Capital Management, LLC (“AQR”) with PanAgora Asset Management, Inc. (“PanAgora”). At that meeting, the Board also approved the renewal of the Portfolio’s existing Sub-Advisory Agreement with AQR so that AQR could continue to provide services to the Portfolio until the change in sub-adviser to PanAgora was effected, which occurred on December 15, 2021. The Board considered the following information in relation to the Agreements with the Adviser and AQR regarding the Portfolio (the discussion of the Board’s approval of the initial sub-advisory agreement with PanAgora is set forth separately):

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its blended benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board further considered that PanAgora had agreed to a reduction in its contractual sub-advisory fees for managing the PanAgora Global Diversified Risk Portfolio, and to charge the same fee schedule to the Portfolio, and the Adviser had agreed to waive its management fee in an equal amount. The Board also considered that the Adviser had agreed that it would not terminate or modify that contractual advisory fee waiver for the Portfolio without Board approval for so long as PanAgora serves as the Sub-Adviser.

At its November Meeting, the Board also approved the reorganization of the PanAgora Global Diversified Risk Portfolio with and into the Portfolio to be effective on or about May 2, 2022.

Board of Trustees’ Consideration of New Sub-Advisory Agreement

At a meeting held on November 30, 2021 (the “November Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved a new sub-advisory agreement (the “Agreement”) for the PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio), a series of the Trust (the “Portfolio”), replacing AQR Capital Management, LLC (“AQR”) with PanAgora Asset Management, Inc. (“PanAgora” or the “Sub-Adviser”). PanAgora commenced serving as the Sub-Adviser on December 15, 2021.

Brighthouse Investment Advisers, LLC (the “Adviser”), the investment adviser to the Portfolio, recommended to the Board that PanAgora assume sub-advisory responsibility for the Portfolio and that the Portfolio be managed pursuant to the same principal investment strategies as those of PanAgora Global Diversified Risk Portfolio, which is also a series of the Trust and sub-advised by PanAgora. The Adviser further recommended that in conjunction with these changes the Portfolio be renamed PanAgora Global Diversified Risk Portfolio II. The Adviser’s recommendation was based, in part, on the underperformance of the Portfolio as compared to its relevant benchmarks and the Adviser’s determination that an ultimate consolidation of the Portfolio and the PanAgora Global Diversified Risk Portfolio would be in the best interests of each Portfolio. At the November Meeting, based on the Adviser’s recommendation, the Board approved the reorganization of the PanAgora Global Diversified Risk Portfolio with and into the Portfolio, to be effective on or about May 2, 2022, subject to shareholder approval.

In assessing the Adviser’s recommendation to approve the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolio, including fee and expense information, performance information of the PanAgora Global Diversified Risk Portfolio, and other information regarding the nature, extent and quality of services to be provided by the Sub-Adviser under its Agreement. During the November Meeting, representatives of the Adviser responded to questions from the Independent Trustees. The Independent Trustees also considered the approval of the Agreement in executive session with their independent legal counsel at which no representatives of management were present. In considering its approval of the Agreement, the Board also considered its conclusions with respect to its approval of the sub-advisory agreement with PanAgora on behalf of the PanAgora Global Diversified Risk Portfolio.

The Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. With respect to the services to be provided by the Sub-Adviser, the Board considered a variety of information that was provided by the Adviser and the Sub-Adviser. The Board considered the Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the PanAgora Global Diversified Risk Portfolio (as described in more detail below). The Board took into account that the Sub-Adviser’s responsibilities would include, among other things, the development and maintenance of an investment program for the Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, the Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed the Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving the Sub-Adviser that had been brought to the Board’s attention during the year with respect to the PanAgora Global Diversified Risk Portfolio.

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio II (formerly, AQR Global Risk Balanced Portfolio)

Board of Trustees’ Consideration of New Sub-Advisory Agreement—(Continued)

Performance. The Board took into account the proposed changes to the investment strategy of the Portfolio such that the Portfolio would be managed in accordance with the same principal investment strategies as those of the PanAgora Global Diversified Risk Portfolio, and the Board considered the performance information for the PanAgora Global Diversified Risk Portfolio.

Fees and Expenses. The Board gave consideration to the proposed sub-advisory fees payable to PanAgora under the Agreement. The Board considered the differences in the contractual rate of subadvisory fees payable to PanAgora at various assets levels with the contractual rate of subadvisory fees payable to AQR under the prior agreement at the same asset levels and noted that the rate payable to PanAgora would be the same or lower at all asset levels other than from $750 million to $1 billion.

The Board noted that the sub-advisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the advisory fee, and that, in the case of the Sub-Adviser, which is unaffiliated with the Adviser, the Adviser negotiates the fee at arm’s length. The Board considered that PanAgora had agreed to calculate its sub-advisory fee from December 15, 2021 through April 2022 based on the cumulative assets of the Portfolio and the PanAgora Global Diversified Risk Portfolio, and then allocate the fee among the two Portfolios by assets. The Board acknowledged that on or about May 2, 2022, the Portfolio would be reorganized with and into the PanAgora Global Diversified Risk Portfolio, subject to shareholder approval.

The Board also considered that PanAgora had agreed to a reduction in its contractual sub-advisory fees for managing the PanAgora Global Diversified Risk Portfolio, and to charge the same fee schedule to the Portfolio and the Adviser had agreed to waive its management fee in an equal amount. The Board also considered that the Adviser had agreed that it would not terminate or modify that contractual advisory fee waiver for the Portfolio without Board approval for so long as PanAgora serves as the Sub-Adviser. The Board further considered the amount of the sub-advisory fee to be paid out by the Adviser and the amount of the management fees that it would retain in light of the services performed by the Sub-Adviser and Adviser, respectively.

Profitability. The Board considered the anticipated profitability to PanAgora from its sub-advisory services to the Portfolio based on information provided with respect to the profitability associated with PanAgora’s management of the PanAgora Global Diversified Risk Portfolio. The Board acknowledged the arms-length nature of the relationship between the Adviser and PanAgora with respect to the negotiation of the sub-advisory fee rate on behalf of the Portfolio, and that the Adviser, and not the Portfolio, was responsible for paying the fee under the Agreement.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees, including with respect to the proposed reorganization of PanAgora Global Diversified Risk Portfolio with and into the Portfolio. The Board noted that PanAgora’s sub-advisory fee contains breakpoints that reduce the fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

Other factors. The Board considered whether there were other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Trust.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 5.61%, 5.42%, and 5.49%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. TIPS Index¹, returned 5.96%.

MARKET ENVIRONMENT / CONDITIONS

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns, for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly, driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation, in particular, experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace and remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 Delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed. In particular, the S&P 500 Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter, despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors, given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, Central banks shifted policy focus toward normalization.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

Tactical short exposure to U.K. breakeven inflation (the difference between nominal and real yields) detracted from performance as inflation expectations in the region rose. Nominal curve positioning in U.S. and Eurozone interest rates, partially implemented through futures, interest rate swaps, and swaptions, detracted from performance. Exposure to Danish mortgages modestly detracted from performance, while an overweight to non-Agency mortgage-backed securities added to performance. An overweight to U.S. breakeven inflation, partially facilitated using inflation caps, added to performance as inflation expectations in the U.S. increased. Long exposure to European and Japanese breakeven inflation also contributed to performance. Within currencies, exposure to select emerging market currencies through the use of currency forwards modestly contributed to performance.

The Portfolio ended the period with a modest underweight duration position relative to the benchmark, mainly sourced in the Eurozone and U.K while maintaining neutral exposure to U.S. duration. The Portfolio remained overweight to U.S. breakevens, as long-term inflation expectations are still well anchored despite recent Consumer Price Index increases. However, the Portfolio will tactically seek opportunities globally, focusing on relative value across curves and countries. The Portfolio ended the period underweight U.K. breakevens on a relative basis to U.S. inflation given their structural richness. Additionally, the Portfolio held modest overweight positions in select global inflation-linked bonds, including Eurozone and Japanese linkers, given they provide an asymmetric payoff and lagged the global recovery initially. Within tactical exposure to spread sectors, the Portfolio remained cautious overall on generic corporate credit. The Portfolio maintained exposure to securitized spread sectors as well as Danish Mortgages, given attractive valuations and yield pickup. Within currencies, the Portfolio held modest positions given heightened macroeconomic uncertainty.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	5.61	5.42	3.16
Class B	5.42	5.15	2.91
Class E	5.49	5.26	3.01
Bloomberg U.S. TIPS Index	5.96	5.34	3.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	109.9
Foreign Government	11.6
Corporate Bonds & Notes	6.2
Asset-Backed Securities	6.0
Mortgage-Backed Securities	2.6
Preferred Stocks	0.5
Purchased Options	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.52%	$1,000.00	$1,037.50	$2.67
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B (a)	Actual	0.77%	$1,000.00	$1,036.90	$3.95
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E (a)	Actual	0.67%	$1,000.00	$1,036.80	$3.44
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—109.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—5.8%
Fannie Mae 30 Yr. Pool
4.000%, 10/01/48	672,908	$717,021
4.000%, 09/01/49	309,040	328,319
4.000%, 12/01/49	300,778	319,744
4.000%, 06/01/50	1,481,920	1,576,348
Fannie Mae ARM Pool
1.284%, 12M MTA + 1.200%, 07/01/44 (a)	5,032	5,130
1.284%, 12M MTA + 1.200%, 09/01/44 (a)	9,908	10,102
2.423%, 1Y H15 + 2.360%, 11/01/34 (a)	180,460	191,035
Fannie Mae REMICS (CMO)
0.147%, 1M LIBOR + 0.060%, 07/25/37 (a)	131,972	129,602
0.152%, 1M LIBOR + 0.060%, 12/25/36 (a)	15,904	15,759
0.252%, 1M LIBOR + 0.150%, 08/25/34 (a)	18,926	18,769
0.452%, 1M LIBOR + 0.350%, 07/25/37 (a)	3,216	3,236
0.482%, 1M LIBOR + 0.380%, 07/25/37 (a)	31,434	31,740
1.905%, 05/25/35 (a)	92,760	94,315
Fannie Mae Whole Loan (CMO) 0.453%, 1M LIBOR + 0.350%, 05/25/42 (a)	25,787	25,962
Freddie Mac ARM Non-Gold Pool 2.350%, 1Y H15 + 2.225%, 01/01/34 (a)	15,691	16,589
Freddie Mac REMICS (CMO) 0.436%, 1M LIBOR + 0.350%, 07/15/44 (a)	1,709,829	1,714,169
Freddie Mac Strips (CMO) 0.560%, 1M LIBOR + 0.450%, 09/15/42 (a)	1,869,256	1,868,390
Freddie Mac Structured Pass-Through Certificates (CMO)
0.363%, 1M LIBOR + 0.260%, 08/25/31 (a)	19,572	19,149
1.282%, 12M MTA + 1.200%, 10/25/44 (a)	1,030,504	1,055,549
1.284%, 12M MTA + 1.200%, 02/25/45 (a)	306,767	311,467
Government National Mortgage Association (CMO)
0.382%, 12M LIBOR + 0.150%, 08/20/68 (a)	2,774,645	2,728,743
0.911%, 1M LIBOR + 0.830%, 08/20/66 (a)	186,281	188,822
1.029%, 12M LIBOR + 0.750%, 04/20/67 (a)	2,253,385	2,269,562
Uniform Mortgage-Backed Securities 30 Yr. Pool
3.500%, TBA (b)	17,720,000	18,601,668
4.000%, TBA (b)	101,565,720	107,972,818

		140,214,008

U.S. Treasury—104.1%
U.S. Treasury Bond 1.625%, 11/15/50 (c)	12,550,000	11,692,580
U.S. Treasury Inflation Indexed Bonds
0.125%, 10/15/26 (c) (d)	21,779,285	23,683,295
0.125%, 02/15/51 (d)	16,260,598	19,244,544
0.250%, 02/15/50 (d)	12,712,883	15,374,388
0.625%, 02/15/43 (d)	10,343,306	12,851,447
0.750%, 02/15/42 (c) (d)	42,911,386	54,201,992
0.750%, 02/15/45 (d)	19,563,172	25,167,996
0.875%, 02/15/47 (c) (d)	43,145,175	58,239,502
1.000%, 02/15/46 (c) (d)	65,907,036	90,016,380
1.375%, 02/15/44 (c) (d)	90,403,956	128,951,809
1.750%, 01/15/28 (c) (d)	68,197,034	81,806,203
2.000%, 01/15/26 (d)	30,563,026	35,362,161
2.125%, 02/15/40 (d)	25,369,312	38,814,033
2.125%, 02/15/41 (d)	19,230,616	29,755,648
2.375%, 01/15/25 (c) (d)	60,586,011	68,991,401

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
2.375%, 01/15/27 (d) (e) (f) (g)	521,045	629,253
2.500%, 01/15/29 (d)	29,946,694	38,279,865
3.375%, 04/15/32 (d) (e) (f)	3,019,075	4,489,956
3.625%, 04/15/28 (d)	30,893,014	41,039,980
3.875%, 04/15/29 (d)	34,179,053	47,599,302
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/22 (c) (d)	58,023,181	58,870,863
0.125%, 07/15/22 (d) (h) (i)	36,551,467	37,453,118
0.125%, 01/15/23 (c) (d) (i)	100,864,941	104,166,692
0.125%, 10/15/24 (d) (j)	95,058,432	101,525,794
0.125%, 04/15/25 (d)	46,674,672	49,925,282
0.125%, 10/15/25 (d) (g) (i)	9,804,348	10,568,794
0.125%, 04/15/26 (d)	17,924,800	19,343,121
0.125%, 07/15/26 (c) (d)	60,296,401	65,459,597
0.125%, 01/15/30 (c) (d)	51,196,180	56,819,008
0.125%, 07/15/30 (c) (d)	51,525,712	57,644,124
0.125%, 01/15/31 (c) (d)	59,143,303	66,214,573
0.125%, 07/15/31 (d) (j)	125,205,898	140,727,779
0.250%, 01/15/25 (c) (d)	68,229,888	73,094,558
0.250%, 07/15/29 (c) (d)	77,925,810	87,308,118
0.375%, 07/15/23 (c) (d)	80,073,836	84,188,878
0.375%, 07/15/25 (d) (e)	11,017,817	11,966,117
0.375%, 01/15/27 (c) (d)	47,861,497	52,640,322
0.375%, 07/15/27 (c) (d)	48,065,963	53,323,490
0.500%, 04/15/24 (c) (d)	75,401,919	80,371,833
0.500%, 01/15/28 (c) (d)	140,198,588	156,861,302
0.625%, 04/15/23 (c) (d)	83,327,392	87,106,419
0.625%, 01/15/24 (c) (d) (h)	59,355,348	63,162,878
0.625%, 01/15/26 (c) (d)	61,071,100	67,068,229
0.750%, 07/15/28 (c) (d)	49,178,064	56,314,902
0.875%, 01/15/29 (d)	17,976,067	20,786,119
U.S. Treasury Notes 1.750%, 12/31/24 (c) (g)	2,260,000	2,311,556

		2,491,415,201

Total U.S. Treasury & Government Agencies (Cost $2,472,398,876)		2,631,629,209

Foreign Government—11.6%

Sovereign—11.6%
Australia Government Bonds
1.250%, 02/21/22 (AUD) (d)	8,500,000	7,423,484
3.000%, 09/20/25 (AUD) (d)	11,150,000	12,111,488
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (d)	7,862,928	7,844,591
French Republic Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (d)	16,064,665	20,087,850
0.250%, 07/25/24 (EUR) (d)	4,308,408	5,275,820
Italy Buoni Poliennali Del Tesoro
0.400%, 05/15/30 (144A) (EUR) (d)	37,995,250	46,995,032
1.400%, 05/26/25 (144A) (EUR) (d)	57,097,632	70,483,657
Japanese Government CPI Linked Bonds
0.005%, 03/10/31 (JPY) (d)	1,080,336,200	9,753,361
0.100%, 03/10/28 (JPY) (d)	1,794,195,900	16,127,954

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japanese Government CPI Linked Bonds
0.100%, 03/10/29 (JPY) (d)	2,510,634,980	$22,666,213
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	4,833,154
New Zealand Government Inflation Linked Bonds
2.500%, 09/20/35 (NZD) (d)	1,690,950	1,624,245
3.000%, 09/20/30 (NZD) (d)	11,600,000	11,118,884
Peruvian Government International Bond 5.940%, 02/12/29 (144A) (PEN)	6,800,000	1,743,086
Qatar Government International Bond 3.875%, 04/23/23	2,500,000	2,599,125
United Kingdom Gilt Inflation Linked Bonds
0.125%, 03/22/24 (GBP) (d)	11,579,130	17,151,998
1.250%, 11/22/27 (GBP) (d)	6,653,518	11,641,858
1.875%, 11/22/22 (GBP) (d)	6,521,165	9,410,870

Total Foreign Government (Cost $279,110,864)		278,892,670

Corporate Bonds & Notes—6.2%

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 3.550%, 10/07/22	2,100,000	2,131,762
Nissan Motor Acceptance Co. LLC 2.650%, 07/13/22 (144A)	100,000	100,870

		2,232,632

Banks—3.3%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	241,647
Bank of America Corp. 5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,570,000	1,746,625
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,742,413
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,359,955
JPMorgan Chase & Co. 3.599%, 3M LIBOR + 3.470%, 04/30/22 (a)	440,000	442,200
Lloyds Banking Group plc 4.947%, 5Y EURIBOR ICE Swap + 5.290%, 06/27/25 (EUR) (a)	900,000	1,114,614
NatWest Group plc
1.770%, 3M LIBOR + 1.550%, 06/25/24 (a)	2,600,000	2,640,960
4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	1,700,000	1,778,415
Nykredit Realkredit A/S
0.500%, 10/01/43 (DKK)	21,365,113	3,059,845
1.000%, 10/01/50 (DKK)	260,613,189	37,866,144
1.000%, 10/01/53 (DKK)	9,400,000	1,346,995
1.500%, 10/01/53 (DKK)	36,779,625	5,488,155
2.500%, 10/01/47 (DKK)	6,248	1,024
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	11,911,347

		77,740,339

Chemicals—0.0%
Syngenta Finance NV 4.441%, 04/24/23 (144A)	400,000	413,500

Commercial Services—0.0%
RELX Capital, Inc. 3.500%, 03/16/23	300,000	308,807

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	208,250

Diversified Financial Services—2.5%
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 (144A)	114,000	110,741
Jyske Realkredit A/S
0.500%, 10/01/43 (DKK)	7,067,506	1,013,574
1.000%, 10/01/50 (DKK)	96,945,627	14,149,925
1.000%, 10/01/53 (DKK)	22,379,815	3,171,960
1.500%, 10/01/53 (DKK)	16,100,000	2,393,265
2.000%, 10/01/53 (DKK)	7,300,000	1,095,215
2.500%, 10/01/47 (DKK)	4,191	686
Mitsubishi HC Capital, Inc. 3.960%, 09/19/23 (144A)	400,000	416,909
Nordea Kredit Realkreditaktieselskab
0.500%, 10/01/43 (DKK)	2,899,175	416,023
1.000%, 10/01/50 (DKK)	65,164,057	9,519,646
1.500%, 10/01/53 (DKK)	19,699,989	2,919,463
2.000%, 10/01/53 (DKK)	5,000,000	755,047
2.500%, 10/01/47 (DKK)	1,053	172
Realkredit Danmark A/S
1.000%, 10/01/50 (DKK)	65,400,000	9,536,058
1.000%, 10/01/53 (DKK)	88,269,677	12,536,988
1.500%, 10/01/53 (DKK)	12,900,000	1,930,929
2.000%, 10/01/53 (DKK)	2,700,000	405,080
2.500%, 04/01/47 (DKK)	9,997	1,632

		60,373,313

Electric—0.0%
Eversource Energy 2.900%, 10/01/24	100,000	103,569

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	204,160

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	955,984

Insurance—0.0%
Jackson National Life Global Funding 2.375%, 09/15/22 (144A)	300,000	304,012
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	104,324

		408,336

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—0.0%
Komatsu Finance America, Inc. 2.437%, 09/11/22	200,000	$202,028

Media—0.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	200,000	202,952

Oil & Gas—0.2%
Petrobras Global Finance B.V.
5.093%, 01/15/30	3,897,000	4,053,153
6.250%, 12/14/26 (GBP)	400,000	586,093

		4,639,246

Pharmaceuticals—0.0%
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	100,000	102,848

Semiconductors—0.0%
NXP B.V. / NXP Funding LLC 4.625%, 06/01/23 (144A)	200,000	209,307

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	326,612

Trucking & Leasing—0.0%
SMBC Aviation Capital Finance DAC 3.000%, 07/15/22 (144A)	200,000	202,058

Total Corporate Bonds & Notes (Cost $152,313,952)		148,833,941

Asset-Backed Securities—6.0%

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust
0.302%, 1M LIBOR + 0.200%, 03/25/37 (a)	500,313	299,803
1.153%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,269,639	1,265,443
Asset Backed Securities Corp. Home Equity Loan Trust 0.927%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,481,063	1,463,862
Citigroup Mortgage Loan Trust, Inc.
0.282%, 1M LIBOR + 0.180%, 03/25/37 (a)	979,276	899,517
0.393%, 1M LIBOR + 0.290%, 09/25/36 (144A) (a)	1,276,608	1,240,975
0.792%, 1M LIBOR + 0.690%, 10/25/35 (a)	3,700,000	3,629,977
First NLC Trust 0.172%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	878,218	559,842
GSAA Home Equity Trust 6.720%, 03/25/46 (k)	341,371	246,568
Home Equity Asset Trust
0.542%, -1 x 1M LIBOR + 0.675%, 02/25/36 (a)	2,360,878	2,359,103
0.957%, 1M LIBOR + 0.855%, 08/25/34 (a)	325,935	324,072
HSI Asset Securitization Corp. Trust 0.202%, 1M LIBOR + 0.100%, 10/25/36 (a)	4,371	2,197

Asset-Backed - Home Equity—(Continued)
MASTR Asset-Backed Securities Trust 0.852%, 1M LIBOR + 0.750%, 10/25/35 (a)	112,538	114,598
Morgan Stanley ABS Capital, Inc. Trust
0.762%, 1M LIBOR + 0.660%, 01/25/35 (a)	736,006	733,042
0.777%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,282,815
New Century Home Equity Loan Trust 0.867%, 1M LIBOR + 0.765%, 02/25/35 (a)	391,423	387,865
Nomura Home Equity Loan, Inc 0.537%, 1M LIBOR + 0.435%, 03/25/36 (a)	2,353,485	2,340,172
NovaStar Mortgage Funding Trust 0.808%, 1M LIBOR + 0.705%, 01/25/36 (a)	1,256,466	1,254,449
RASC Trust 0.562%, 1M LIBOR + 0.230%, 06/25/36 (a)	4,608,435	4,528,031
Soundview Home Loan Trust
0.162%, 1M LIBOR + 0.060%, 11/25/36 (144A) (a)	43,301	17,064
0.283%, 1M LIBOR + 0.180%, 07/25/37 (a)	370,772	355,560
0.302%, 1M LIBOR + 0.200%, 06/25/37 (a)	2,184,001	1,895,727

		25,200,682

Asset-Backed - Other—4.7%
AMMC CLO, Ltd.
1.096%, 3M LIBOR + 0.950%, 11/10/30 (144A) (a)	1,000,000	999,285
1.107%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	4,607,954	4,607,945
Anchorage Capital CLO, Ltd.
1.174%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	1,300,000	1,300,062
1.268%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	1,600,000	1,600,355
Apidos CLO XXVI 1.022%, 3M LIBOR + 0.900%, 07/18/29 (144A) (a)	1,600,000	1,599,997
Apidos CLO XXVII 1.052%, 3M LIBOR + 0.930%, 07/17/30 (144A) (a)	1,700,000	1,700,277
ARES L CLO, Ltd. 1.174%, 3M LIBOR + 1.050%, 01/15/32 (144A) (a)	700,000	700,113
ARES LII CLO, Ltd. 1.178%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	400,000	400,224
Argent Securities Trust 0.422%, 1M LIBOR + 0.320%, 05/25/36 (a)	239,323	82,876
Assurant CLO, Ltd. 1.172%, 3M LIBOR + 1.040%, 10/20/31 (144A) (a)	1,100,000	1,098,235
Atlas Senior Loan Fund, Ltd. 1.272%, 3M LIBOR + 1.150%, 01/16/30 (144A) (a)	2,300,000	2,294,452
Atrium XII 0.958%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	2,240,631	2,242,656
Barings Euro CLO 0.272%, -1 x 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (a)	127,194	144,774
Birch Grove CLO, Ltd. 1.333%, 3M LIBOR + 1.130%, 06/15/31 (144A) (a)	1,000,000	998,299
Black Diamond CLO, Ltd.
0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (a)	643,602	732,741
1.180%, 3M LIBOR + 1.050%, 10/03/29 (144A) (a)	417,922	417,706
Carlyle Global Market Strategies CLO, Ltd.
1.105%, 3M LIBOR + 0.950%, 08/14/30 (144A) (a)	2,300,000	2,299,995
1.208%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	400,000	399,851

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (a)	114,182	$130,043
Carlyle U.S. CLO, Ltd. 1.132%, 3M LIBOR + 1.000%, 04/20/31 (144A) (a)	1,200,000	1,197,552
Catamaran CLO, Ltd. 1.228%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	1,989,793	1,990,732
CIFC Funding, Ltd. 1.074%, 3M LIBOR + 0.950%, 10/24/30 (144A) (a)	2,500,000	2,500,078
CIT Mortgage Loan Trust
1.453%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	1,656,782	1,663,948
1.603%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,473,051
Countrywide Asset-Backed Certificates 0.292%, 1M LIBOR + 0.190%, 11/25/37 (a)	6,079,879	5,881,005
Credit-Based Asset Servicing and Securitization LLC
0.212%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	74,446	58,869
0.312%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,483,699	1,190,625
Crestline Denali CLO XV, Ltd. 1.162%, 3M LIBOR + 1.030%, 04/20/30 (144A) (a)	1,200,000	1,199,998
Crestline Denali CLO, Ltd. 1.264%, 3M LIBOR + 1.140%, 10/23/31 (144A) (a)	800,000	798,689
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (k)	427,255	197,270
CWABS Asset-Backed Certificates Trust
0.842%, 1M LIBOR + 0.740%, 08/25/47 (a)	29,267	28,949
0.897%, 1M LIBOR + 0.795%, 02/25/36 (a)	1,389,361	1,389,049
Dryden 44 Euro CLO B.V. 0.860%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (a)	1,000,000	1,132,913
Ellington Loan Acquisition Trust 1.202%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,365,299	1,364,971
First Franklin Mortgage Loan Trust
0.222%, 1M LIBOR + 0.120%, 12/25/36 (a)	10,200,776	9,244,518
0.412%, 1M LIBOR + 0.310%, 07/25/36 (a)	2,214,848	2,175,968
Gallatin CLO VIII, Ltd. 1.177%, 3M LIBOR + 1.090%, 07/15/31 (144A) (a)	400,000	399,680
GSAMP Trust 0.837%, 1M LIBOR + 0.735%, 09/25/35 (a)	126,525	126,848
HSI Asset Securitization Corp. Trust 0.262%, 1M LIBOR + 0.160%, 05/25/37 (a)	199,460	198,809
JPMorgan Mortgage Acquisition Trust 0.312%, 1M LIBOR + 0.210%, 10/25/36 (a)	86,644	86,131
Jubilee CLO B.V. 0.293%, -1 x 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (a)	499,853	568,654
KVK CLO, Ltd. 1.027%, 3M LIBOR + 0.900%, 01/14/28 (144A) (a)	450,540	450,470
Laurelin B.V. 0.720%, 3M EURIBOR + 0.720%, 10/20/31 (144A) (EUR) (a)	700,000	795,314
LCM XIII L.P. 1.086%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	2,900,000	2,897,552
Legacy Mortgage Asset Trust 3.750%, 04/25/59 (144A) (k)	395,482	396,816

Asset-Backed - Other—(Continued)
LoanCore Issuer, Ltd. 1.240%, 1M LIBOR + 1.130%, 05/15/36 (144A) (a)	1,318,130	1,318,001
Long Beach Mortgage Loan Trust
0.222%, 1M LIBOR + 0.120%, 08/25/36 (a)	932,777	485,101
0.837%, 1M LIBOR + 0.735%, 08/25/35 (a)	71,308	71,804
Mackay Shields Euro CLO-2 DAC 1.550%, 3M EURIBOR + 1.550%, 08/15/33 (144A) (EUR) (a)	923,201	1,051,993
Man GLG Euro CLO II DAC 0.870%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	805,941	916,510
Morgan Stanley ABS Capital I, Inc. Trust 1.077%, 1M LIBOR + 0.975%, 07/25/34 (a)	51,331	50,348
1.152%, 1M LIBOR + 1.050%, 06/25/35 (a)	1,232,000	1,218,824
Morgan Stanley IXIS Real Estate Capital Trust 0.152%, 1M LIBOR + 0.050%, 11/25/36 (a)	557	239
Mountain View CLO LLC 1.212%, 3M LIBOR + 1.090%, 10/16/29 (144A) (a)	2,000,000	2,000,428
MP CLO VII, Ltd. 1.012%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	1,779,343	1,779,340
OAK Hill European Credit Partners VII DAC 0.740%, 3M EURIBOR + 0.740%, 10/20/31 (144A) (EUR) (a)	2,100,000	2,377,343
Oaktree CLO, Ltd. 1.238%, 3M LIBOR + 1.110%, 04/22/30 (144A) (a)	600,000	601,277
OCP CLO, Ltd. 0.924%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	27,400	27,403
OSD CLO, Ltd. 0.877%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	600,000	599,265
OZLM, Ltd.
1.069%, 3M LIBOR + 0.980%, 10/17/29 (144A) (a)	2,700,000	2,700,000
1.232%, 3M LIBOR + 1.100%, 10/20/31 (144A) (a)	500,000	499,185
1.280%, 3M LIBOR + 1.160%, 07/20/32 (144A) (a)	300,000	299,883
Palmer Square Loan Funding, Ltd. 0.928%, 3M LIBOR + 0.800%, 10/15/29 (144A) (a)	3,200,000	3,200,755
0.971%, 3M LIBOR + 0.800%, 07/20/29 (144A) (a)	3,600,000	3,600,000
1.024%, 3M LIBOR + 0.900%, 10/24/27 (144A) (a)	199,096	199,106
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.792%, 1M LIBOR + 0.690%, 05/25/35 (a)	14,642	14,644
0.837%, 1M LIBOR + 0.735%, 09/25/35 (a)	178,504	178,240
1.152%, 1M LIBOR + 1.050%, 10/25/34 (a)	3,579,675	3,568,132
RAAC Trust 0.612%, 1M LIBOR + 0.510%, 08/25/36 (a)	99,171	99,686
Romark CLO, Ltd. 1.154%, 3M LIBOR + 1.030%, 10/23/30 (144A) (a)	1,300,000	1,299,357
Saranac CLO, Ltd. 1.256%, 3M LIBOR + 1.140%, 08/13/31 (144A) (a)	1,800,000	1,797,570
Saxon Asset Securities Trust 0.412%, 1M LIBOR + 0.310%, 09/25/37 (a)	720,326	709,723
Securitized Asset-Backed Receivables LLC Trust
0.402%, 1M LIBOR + 0.300%, 07/25/36 (a)	306,051	170,361
0.422%, 1M LIBOR + 0.320%, 07/25/36 (a)	3,368,139	1,590,410

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Segovia European CLO 0.880%, 3M EURIBOR + 0.880%, 07/20/32 (144A) (EUR) (a)	300,000	$340,684
Small Business Administration Participation Certificates 5.510%, 11/01/27	479,788	517,060
Sound Point CLO, Ltd.
1.024%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	2,000,000	2,000,024
1.342%, 3M LIBOR + 1.210%, 07/20/32 (144A) (a)	1,400,000	1,399,404
Steele Creek CLO, Ltd. 1.060%, 3M LIBOR + 0.900%, 05/21/29 (144A) (a)	1,958,776	1,956,426
Structured Asset Securities Corp. Mortgage Loan Trust 1.599%, 1M LIBOR + 1.500%, 04/25/35 (a)	83,654	84,380
Symphony CLO, Ltd. 1.077%, 3M LIBOR + 0.950%, 07/14/26 (144A) (a)	542,755	542,769
THL Credit Wind River CLO, Ltd.
0.994%, 3M LIBOR + 0.870%, 10/15/27 (144A) (a)	6,543	6,541
1.204%, 3M LIBOR + 1.080%, 04/15/31 (144A) (a)	1,400,000	1,399,486
Towd Point Mortgage Trust 1.102%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	1,303,081	1,309,267
Venture CLO, Ltd.
0.944%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	1,041,958	1,041,481
1.004%, 3M LIBOR + 0.880%, 07/15/27 (144A) (a)	760,316	760,318
1.032%, 3M LIBOR + 0.900%, 10/20/28 (144A) (a)	1,115,788	1,115,315
1.152%, 3M LIBOR + 1.020%, 04/20/29 (144A) (a)	366,145	366,098
Vibrant CLO, Ltd. 1.252%, 3M LIBOR + 1.120%, 07/20/32 (144A) (a)	900,000	898,961
Voya CLO, Ltd. 1.032%, 3M LIBOR + 0.900%, 07/20/29 (144A) (a)	745,088	745,094
Z Capital Credit Partners CLO, Ltd. 1.072%, 3M LIBOR + 0.950%, 07/16/27 (144A) (a)	235,796	235,714

		113,302,295

Asset-Backed - Student Loan—0.3%
College Loan Corp. Trust 0.374%, 3M LIBOR + 0.250%, 01/25/24 (a)	900,000	880,814
SLM Student Loan Trust
0.674%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	3,003,334	2,980,703
1.624%, 3M LIBOR + 1.500%, 04/25/23 (a)	2,567,841	2,585,271

		6,446,788

Total Asset-Backed Securities (Cost $134,849,558)		144,949,765

Mortgage-Backed Securities—2.6%

Collateralized Mortgage Obligations—2.5%
Alternative Loan Trust
0.284%, 1M LIBOR + 0.180%, 02/20/47 (a)	495,322	384,028
0.342%, 1M LIBOR + 0.240%, 06/25/36 (a)	1,424,023	1,408,283
0.462%, 1M LIBOR + 0.360%, 05/25/47 (a)	147,383	141,127
0.662%, 1M LIBOR + 0.560%, 12/25/35 (a)	19,065	19,069
5.000%, 07/25/35	151,754	113,445
5.500%, 06/25/25	467,530	448,887
6.000%, 03/25/37	3,304,213	1,823,827
6.000%, 04/25/37	645,217	648,863

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding Trust 2.603%, 02/20/36 (a)	175,708	176,842
Banc of America Mortgage Trust
2.491%, 06/25/35 (a)	37,886	35,663
2.709%, 09/25/35 (a)	30,449	30,014
Bear Stearns Adjustable Rate Mortgage Trust 2.894%, 03/25/35 (a)	157,695	158,015
Bear Stearns ALT-A Trust
0.422%, 1M LIBOR + 0.320%, 02/25/34 (a)	74,687	72,809
2.868%, 09/25/35 (a)	492,629	369,833
Chase Mortgage Finance Trust 2.546%, 02/25/37 (a)	18,587	18,929
CHL Mortgage Pass-Through Trust
0.682%, 1M LIBOR + 0.580%, 04/25/35 (a)	320,534	300,578
2.551%, 11/20/34 (a)	1,910	1,931
3.008%, 08/25/34 (a)	13,952	14,214
6.000%, 03/25/37	903,465	642,007
Citigroup Mortgage Loan Trust
1.917%, 08/25/35 (a)	7,713	7,794
2.470%, 1Y H15 + 2.400%, 05/25/35 (a)	3,466	3,512
3.173%, 03/25/37 (a)	1,653,465	1,658,415
Countrywide Home Reperforming Loan REMIC Trust 0.442%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	40,856	39,522
Credit Suisse Mortgage Capital Certificates
0.252%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	1,135,392	1,115,305
0.592%, 11/30/37 (144A) (a)	2,600,000	2,540,215
5.692%, 10/26/36 (144A) (a)	48,905	47,603
Deutsche ALT-B Securities Mortgage Loan Trust
0.203%, 1M LIBOR + 0.100%, 10/25/36 (a)	11,422	9,338
6.369%, 10/25/36 (k)	200,491	201,087
6.386%, 10/25/36 (k)	200,491	201,084
Eurosail-UK plc 1.045%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (a)	1,259,651	1,702,091
First Horizon Alternative Mortgage Securities Trust 2.078%, 06/25/34 (a)	82,023	84,023
Great Hall Mortgages No. 1 plc
0.366%, 3M GBP LIBOR + 0.130%, 03/18/39 (GBP) (a)	92,088	123,169
0.386%, 3M GBP LIBOR + 0.150%, 06/18/38 (GBP) (a)	54,740	73,285
GreenPoint Mortgage Funding Trust
0.462%, 1M LIBOR + 0.360%, 09/25/46 (a)	355,387	349,068
0.542%, 1M LIBOR + 0.440%, 06/25/45 (a)	137,952	131,784
0.642%, 1M LIBOR + 0.540%, 11/25/45 (a)	96,849	88,292
GSR Mortgage Loan Trust
2.438%, 12/25/34 (a)	243,399	246,320
2.568%, 01/25/35 (a)	37,320	37,198
2.851%, 09/25/35 (a)	67,880	69,361
2.852%, 05/25/35 (a)	158,873	156,066
3.139%, 11/25/35 (a)	203,067	193,668
HarborView Mortgage Loan Trust
0.294%, 1M LIBOR + 0.190%, 09/19/37 (a)	20,469	20,112
0.544%, 1M LIBOR + 0.440%, 05/19/35 (a)	33,157	31,930
0.664%, 1M LIBOR + 0.560%, 02/19/36 (a)	82,838	51,870
1.004%, 1M LIBOR + 0.900%, 06/20/35 (a)	200,953	198,879
Hawksmoor Mortgages plc 1.100%, SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	6,934,379	9,406,274

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
IndyMac INDA Mortgage Loan Trust 2.905%, 11/25/35 (a)	28,669	$28,213
JPMorgan Mortgage Trust
2.378%, 09/25/35 (a)	13,136	12,512
2.545%, 08/25/35 (a)	76,304	77,431
2.577%, 02/25/35 (a)	62,010	62,299
2.628%, 06/25/35 (a)	128,632	133,204
2.695%, 07/25/35 (a)	48,594	49,379
2.769%, 07/25/35 (a)	43,037	44,137
2.889%, 07/27/37 (144A) (a)	324,626	315,774
3.007%, 08/25/35 (a)	90,556	84,376
Lehman XS Trust
0.642%, 1M LIBOR + 0.540%, 12/25/35 (a)	78,012	77,140
1.252%, 1M LIBOR + 1.150%, 12/25/37 (a)	2,841,695	3,009,605
MASTR Adjustable Rate Mortgages Trust
1.753%, 12/25/33 (a)	19,069	18,965
2.732%, 11/21/34 (a)	50,125	50,687
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.550%, 1M LIBOR + 0.440%, 12/15/30 (a)	10,817	10,620
0.810%, 1M LIBOR + 0.700%, 11/15/31 (a)	69,288	70,606
Merrill Lynch Mortgage Investors Trust 2.943%, 12/25/35 (a)	48,515	41,332
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	747,695	759,338
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	5,994,759	6,104,434
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 1.152%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	2,024,233
Residential Accredit Loans, Inc.
0.402%, 1M LIBOR + 0.300%, 08/25/35 (a)	55,864	47,503
1.010%, 10/25/37 (a)	773,331	764,232
1.442%, 12M MTA + 1.360%, 09/25/45 (a)	60,777	59,568
Residential Asset Securitization Trust 6.500%, 09/25/36	276,124	148,686
Residential Mortgage Securities 32 plc 1.298%, SONIA + 1.250%, 06/20/70 (144A) (GBP) (a)	2,665,705	3,636,991
Sequoia Mortgage Trust
0.504%, 1M LIBOR + 0.400%, 07/20/36 (a)	306,679	284,888
0.804%, 1M LIBOR + 0.700%, 10/19/26 (a)	19,085	18,939
Structured Adjustable Rate Mortgage Loan Trust
1.482%, 12M MTA + 1.400%, 01/25/35 (a)	53,030	49,667
2.431%, 02/25/34 (a)	37,367	37,668
Structured Asset Mortgage Investments II Trust
0.482%, 1M LIBOR + 0.380%, 06/25/36 (a)	21,014	20,855
0.522%, 1M LIBOR + 0.420%, 05/25/36 (a)	18,977	16,690
0.604%, 1M LIBOR + 0.500%, 07/19/35 (a)	62,014	60,371
0.764%, 1M LIBOR + 0.660%, 10/19/34 (a)	31,787	31,365
TBW Mortgage-Backed Trust 6.515%, 07/25/37 (k)	163,576	89,633
Towd Point Mortgage Funding plc 1.236%, SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	5,420,690	7,384,528
Wachovia Mortgage Loan Trust 0.562%, 1M LIBOR + 0.460%, 01/25/37 (a)	1,829,157	941,613

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
0.852%, 12M MTA + 0.770%, 05/25/47 (a)	189,769	184,310
0.894%, 12M MTA + 0.810%, 12/25/46 (a)	37,716	36,413
1.082%, 12M MTA + 1.000%, 02/25/46 (a)	64,940	65,625
1.082%, 12M MTA + 1.000%, 08/25/46 (a)	1,885,172	1,894,135
1.282%, 12M MTA + 1.200%, 11/25/42 (a)	7,694	7,608
1.725%, COFI + 1.500%, 07/25/46 (a)	363,598	356,714
1.725%, COFI + 1.500%, 11/25/46 (a)	103,401	101,784
2.020%, 08/25/35 (a)	10,283	10,108
2.559%, 11/25/36 (a)	4,088,155	4,077,647
2.927%, 12/25/35 (a)	64,595	65,767
Wells Fargo Mortgage-Backed Securities Trust 2.793%, 04/25/36 (a)	45,537	44,518

		59,007,740

Commercial Mortgage-Backed Securities—0.1%
AREIT Trust 2.784%, SOFR + 2.734%, 04/15/37 (144A) (a)	945,395	945,799
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	3,037	3,034
JPMorgan Chase Commercial Mortgage Securities Trust 2.450%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	1,419,806	1,407,006

		2,355,839

Total Mortgage-Backed Securities (Cost $58,639,431)		61,363,579

Preferred Stock—0.5%

Wireless Telecommunication Services—0.5%
AT&T Mobility II LLC, 7.000% † (l) (m) (Cost $12,009,870)	444,022	11,574,823

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,341,477

Short-Term Investments—11.9%

Discount Note—0.4%
Federal Home Loan Bank 0.030%, 01/31/22 (n)	8,700,000	8,699,932

Repurchase Agreements—11.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/04/22 with a maturity value of $85,800,095; collateralized by U.S. Treasury Bond at 4.500%, maturing 05/15/38, with a market value of $86,895,153.	85,800,000	85,800,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
JPMorgan Securities LLC Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/03/22 with a maturity value of $16,800,056; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/28, with a market value of $17,075,611.	16,800,000	$16,800,000
Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/04/22 with a maturity value of $171,600,191; collateralized by U.S. Treasury Obligations with rates ranging from of 0.625% - 3.125%, maturity dates ranging from 01/15/24 - 05/15/50, with a market value of $174,718,496.	171,600,000	171,600,000

		274,200,000

Total Short-Term Investments (Cost $282,899,782)		282,899,932

Total Purchased Options—0.2% (o) (Cost $2,552,017)		4,573,736
Total Investments—149.0% (Cost $3,395,674,350)		3,566,059,132
Other assets and liabilities (net)—(49.0)%		(1,172,581,375)

Net Assets—100.0%		$2,393,477,757

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $11,574,823, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2021, the value of securities pledged amounted to $32.
(f)	All or a portion of the security was pledged as collateral against open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2021, the market value of securities pledged was $2,072,499.
(g)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2021, the value of securities pledged amounted to $867,291.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $7,863,101.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $7,765,926.
(j)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2021, the market value of securities pledged amounted to $227,059,236.
(k)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.5% of net assets.
(n)	The rate shown represents current yield to maturity.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $280,078,975, which is 11.7% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
AT&T Mobility II LLC , 7.000%,	09/24/20	444,022	$12,009,870	$11,574,823

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
JPMorgan Securities LLC	0.120%	12/20/21	01/04/22	USD	85,968,750	$85,968,750
Deutsche Bank Securities, Inc.	0.050%	12/17/21	01/07/22	USD	139,564,000	139,564,000

Total						$225,532,750

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	16,701,000	JPMC	01/07/22	USD	11,905,595	$245,284
BRL	17,928,445	CSI	01/04/22	USD	3,150,869	67,882
BRL	17,928,445	GSBU	01/04/22	USD	3,212,695	6,056
CNH	8,875,233	DBAG	01/21/22	USD	1,387,605	7,111
DKK	6,865,000	DBAG	04/01/22	USD	1,047,417	5,538
DKK	9,840,000	GSBU	04/01/22	USD	1,539,562	(30,301)
EUR	3,063,000	BNP	01/04/22	USD	3,468,639	18,585
EUR	1,241,000	GSBU	01/04/22	USD	1,407,394	5,484
EUR	1,033,000	JPMC	01/04/22	USD	1,169,452	6,619
GBP	1,095,000	DBAG	01/07/22	USD	1,452,852	29,279
GBP	1,501,000	DBAG	01/07/22	USD	2,020,334	11,337
GBP	805,000	GSBU	01/07/22	USD	1,072,959	16,644
IDR	89,877,312	BNP	01/21/22	USD	6,187	111
IDR	141,725,070	BNP	01/21/22	USD	9,810	122
MXN	18,760,000	BNP	01/12/22	USD	904,947	10,086
MXN	3,836,000	GSBU	02/18/22	USD	181,023	4,871
MYR	506,797	GSBU	03/16/22	USD	119,711	1,569
NOK	107,435,000	BNP	02/17/22	USD	11,852,675	337,010
PEN	7,267,017	CBNA	01/18/22	USD	1,781,088	38,497
RUB	445,593	GSBU	01/24/22	USD	6,131	(215)
RUB	454,197	GSBU	01/24/22	USD	6,198	(168)
RUB	699,700	GSBU	01/24/22	USD	9,694	(404)
RUB	731,471	GSBU	01/24/22	USD	10,125	(413)
RUB	1,383,771	GSBU	01/24/22	USD	18,842	(470)
RUB	714,268	UBSA	01/24/22	USD	9,839	(355)
RUB	4,528,544	GSBU	02/18/22	USD	61,122	(1,326)
RUB	3,669,219	CBNA	03/18/22	USD	48,696	(563)
RUB	334,596	UBSA	03/18/22	USD	4,420	(31)
RUB	506,747	UBSA	03/18/22	USD	6,715	(67)

Contracts to Deliver
AUD	18,344,179	BNP	01/07/22	USD	13,133,478	(212,902)
AUD	158,000	BNP	01/07/22	USD	114,758	(196)
AUD	1,973,313	JPMC	01/07/22	USD	1,420,391	(15,301)
AUD	6,505,508	UBSA	01/07/22	USD	4,651,842	(81,267)
BRL	17,928,445	CSI	01/04/22	USD	3,212,695	(6,056)
BRL	17,928,445	GSBU	01/04/22	USD	3,174,328	(44,423)
BRL	17,928,445	CSI	02/02/22	USD	3,129,693	(67,167)
CAD	15,034,000	GSBU	01/07/22	USD	11,736,734	(148,301)
CAD	5,032,008	GSBU	01/07/22	USD	3,937,826	(40,197)
CAD	4,932,992	JPMC	01/07/22	USD	3,889,069	(10,677)
CNH	2,925,438	JPMC	01/21/22	USD	456,857	(2,867)
CNH	1,235,740	JPMC	01/21/22	USD	193,018	(1,175)
CNH	1,103,968	JPMC	01/21/22	USD	171,880	(1,605)
CNH	1,100,767	JPMC	01/21/22	USD	171,411	(1,571)
CNH	1,100,712	JPMC	01/21/22	USD	171,397	(1,577)
CNH	1,094,453	JPMC	01/21/22	USD	171,877	(113)
DKK	26,465,000	BNP	04/01/22	USD	4,047,222	(11,984)
DKK	14,015,000	BNP	04/01/22	USD	2,163,529	13,906
DKK	8,575,000	BNP	04/01/22	USD	1,310,045	(5,190)
DKK	6,175,000	BNP	04/01/22	USD	968,930	21,808
DKK	790,000	BNP	04/01/22	USD	123,700	2,529
DKK	13,835,000	BBP	04/01/22	USD	2,106,065	(15,949)
DKK	3,665,000	BBP	04/01/22	USD	554,559	(7,580)
DKK	790,000	BBP	04/01/22	USD	119,988	(1,183)
DKK	50,138,468	CBNA	04/01/22	USD	7,919,518	229,272

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
DKK	18,400,000	CBNA	04/01/22	USD	2,844,942	$22,747
DKK	14,315,000	CBNA	04/01/22	USD	2,227,595	31,958
DKK	13,365,000	CBNA	04/01/22	USD	2,085,050	35,125
DKK	9,190,000	CBNA	04/01/22	USD	1,432,972	23,409
DKK	6,420,000	CBNA	04/01/22	USD	1,001,757	17,056
DKK	4,110,000	CBNA	04/01/22	USD	642,831	12,438
DKK	3,145,000	CBNA	04/01/22	USD	489,816	7,436
DKK	8,455,000	DBAG	04/01/22	USD	1,288,642	(8,187)
DKK	422,450,000	GSBU	04/01/22	USD	65,991,073	1,195,627
DKK	10,575,000	GSBU	04/01/22	USD	1,649,124	27,128
DKK	8,990,000	GSBU	04/01/22	USD	1,371,410	(7,478)
DKK	3,950,000	GSBU	04/01/22	USD	600,095	(5,757)
DKK	2,330,000	GSBU	04/01/22	USD	355,629	(1,747)
DKK	25,595,000	JPMC	04/01/22	USD	3,923,360	(2,405)
DKK	14,135,000	JPMC	04/01/22	USD	2,152,063	(15,966)
DKK	8,785,000	JPMC	04/01/22	USD	1,336,927	(10,517)
DKK	6,425,000	JPMC	04/01/22	USD	1,004,859	19,392
DKK	3,215,000	JPMC	04/01/22	USD	503,982	10,865
DKK	1,985,000	JPMC	04/01/22	USD	311,789	7,329
EUR	140,614,196	BBP	01/04/22	USD	158,509,303	(1,579,906)
EUR	135,277,196	BBP	02/02/22	USD	153,925,141	(177,310)
GBP	47,877,000	BNP	01/05/22	USD	63,395,711	(1,408,200)
GBP	599,000	BNP	01/07/22	USD	794,632	(16,141)
GBP	47,877,000	BNP	02/02/22	USD	64,842,681	42,783
JPY	5,548,803,455	BNP	01/05/22	USD	48,906,002	668,120
JPY	85,300,000	GSBU	01/07/22	USD	752,898	11,342
JPY	2,177,721,035	BNP	02/02/22	USD	18,914,830	(20,829)
KRW	138,669,638	JPMC	03/16/22	USD	117,288	799
MXN	18,760,000	BNP	01/12/22	USD	916,114	1,081
MXN	18,760,000	BNP	03/04/22	USD	896,158	(10,639)
MXN	93,801,550	CBNA	04/18/22	USD	4,322,493	(172,488)
NZD	17,750,000	UBSA	01/07/22	USD	12,098,223	(58,627)
NZD	17,570,000	UBSA	01/07/22	USD	11,848,171	(185,397)
PEN	7,267,017	CBNA	01/18/22	USD	1,783,361	(36,224)
PEN	7,267,017	CBNA	12/06/22	USD	1,732,717	(41,952)
TWD	3,360,795	SG	01/14/22	USD	121,662	191

Net Unrealized Depreciation						$(1,256,938)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3-Month Euribor Futures	03/13/23	841	EUR	210,617,938	$(234,018)
Call Options on Euro-Schatz Futures, Strike EUR 113.50	02/18/22	1,429	EUR	7,145	(1,399)
Euro-Bund Futures	03/08/22	342	EUR	58,608,540	(1,016,621)
U.S. Treasury Note 5 Year Futures	03/31/22	2,380	USD	287,924,220	(105,053)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	331	USD	48,470,813	116,748

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/22	(57)	AUD	(7,932,538)	166
Australian 3 Year Treasury Bond Futures	03/15/22	(117)	AUD	(13,355,563)	(13,448)
Euro Short-BTP Futures	03/08/22	(56)	EUR	(6,322,960)	28,993
Euro-BTP Futures	03/08/22	(226)	EUR	(33,224,260)	891,301
Euro-Bobl Futures	03/08/22	(631)	EUR	(84,074,440)	745,950

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Buxl 30 Year Bond Futures	03/08/22	(311)	EUR	(64,296,140)	$3,851,637
Euro-OAT Futures	03/08/22	(3)	EUR	(489,450)	7,647
Euro-Schatz Futures	03/08/22	(4,765)	EUR	(533,822,950)	758,624
Japanese Government 10 Year Bond Futures	03/14/22	(33)	JPY	(5,002,470,000)	127,039
U.S. Treasury Long Bond Futures	03/22/22	(922)	USD	(147,923,375)	(784,227)
U.S. Treasury Note 10 Year Futures	03/22/22	(221)	USD	(28,833,594)	(2,590)
U.S. Treasury Note 2 Year Futures	03/31/22	(509)	USD	(111,049,485)	62,967
U.S. Treasury Ultra Long Bond Futures	03/22/22	(292)	USD	(57,560,500)	(319,081)
United Kingdom Long Gilt Bond Futures	03/29/22	(252)	GBP	(31,474,800)	128,704

Net Unrealized Appreciation					$4,243,339

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 30 Yr. IRS	0.195%	BNP	6M EURIBOR	Receive	11/02/22	7,000,000	EUR	7,000,000	$5,267	$1,000,381	$995,114
Put - OTC - 30 Yr. IRS	0.190%	MSCS	6M EURIBOR	Receive	11/02/22	6,700,000	EUR	6,700,000	488,662	965,142	476,480
Put - OTC - 30 Yr. IRS	0.197%	BNP	6M EURIBOR	Receive	11/04/22	8,040,000	EUR	8,040,000	611,704	1,148,077	536,373
Put - OTC - 30 Yr. IRS	0.197%	BBP	6M EURIBOR	Receive	11/04/22	4,160,000	EUR	4,160,000	310,522	594,030	283,508
Put - OTC - 30 Yr. IRS	2.237%	DBAG	3M LIBOR	Receive	11/17/23	18,300,000	USD	18,300,000	1,135,862	866,106	(269,756)

Totals									$2,552,017	$4,573,736	$2,021,719

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(396,824)	$(32,559)	$364,265
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	—	254,625
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	—	19,460

Totals								$(670,909)	$(32,559)	$638,350

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	(0.526)%	GSBU	3M EURIBOR	Receive	11/17/22	(143,900,000)	EUR	(143,900,000)	$(223,675)	$(38,598)	$185,077
Put - OTC - 5 Yr. IRS	2.340%	DBAG	3M LIBOR	Pay	11/17/23	(90,200,000)	USD	(90,200,000)	(1,136,520)	(893,386)	243,134
Put - OTC - 10 Yr. IRS	0.000%	BBP	6M EURIBOR	Pay	11/04/22	(12,490,000)	EUR	(12,490,000)	(305,983)	(700,106)	(394,123)
Put - OTC - 10 Yr. IRS	0.000%	MSCS	6M EURIBOR	Pay	11/02/22	(20,200,000)	EUR	(20,200,000)	(490,004)	(1,128,071)	(638,067)
Put - OTC - 10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/02/22	(21,000,000)	EUR	(21,000,000)	—	(1,172,747)	(1,172,747)
Put - OTC - 10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/04/22	(24,210,000)	EUR	(24,210,000)	(600,297)	(1,357,051)	(756,754)

Totals									$(2,756,479)	$(5,289,959)	$(2,533,480)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Written Options—(Continued)

Credit Default Swaptions	Strike Spread/ Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC-5 Yr. CDS	$102.000	DBAG	CDX.NA.HY.36	Sell	01/19/22	(1,200,000)	USD	(1,200,000)	$(5,880)	$(72)	$5,808
Put - OTC-5 Yr. CDS	$102.000	GSI	CDX.NA.HY.36	Sell	01/19/22	(900,000)	USD	(900,000)	(3,870)	(54)	3,816
Put - OTC-5 Yr. CDS	$96.000	DBAG	CDX.NA.HY.37	Sell	03/16/22	(1,400,000)	USD	(1,400,000)	(5,600)	(1,176)	4,424
Put - OTC-5 Yr. CDS	0.725%	GSI	CDX.NA.IG.36	Sell	01/19/22	(4,200,000)	USD	(4,200,000)	(4,200)	(51)	4,149
Put - OTC-5 Yr. CDS	0.850%	BBP	CDX.NA.IG.37	Sell	01/19/22	(11,400,000)	USD	(11,400,000)	(13,139)	(135)	13,004
Put - OTC-5 Yr. CDS	0.850%	CBNA	CDX.NA.IG.37	Sell	01/19/22	(5,300,000)	USD	(5,300,000)	(5,724)	(63)	5,661
Put - OTC-5 Yr. CDS	0.900%	DBAG	CDX.NA.IG.37	Sell	03/16/22	(4,000,000)	USD	(4,000,000)	(4,440)	(1,244)	3,196
Put - OTC-5 Yr. CDS	0.900%	GSI	CDX.NA.IG.37	Sell	03/16/22	(3,300,000)	USD	(3,300,000)	(3,663)	(1,026)	2,637
Put - OTC-5 Yr. CDS	0.900%	MSCS	CDX.NA.IG.37	Sell	04/20/22	(3,100,000)	USD	(3,100,000)	(5,890)	(1,723)	4,167
Put - OTC-5 Yr. CDS	0.900%	GSI	CDX.NA.IG.37	Sell	04/20/22	(3,400,000)	USD	(3,400,000)	(5,678)	(1,889)	3,789
Put - OTC-5 Yr. CDS	0.900%	JPMC	CDX.NA.IG.37	Sell	04/20/22	(3,200,000)	USD	(3,200,000)	(4,832)	(1,778)	3,054
Put - OTC-5 Yr. CDS	0.900%	BBP	CDX.NA.IG.37	Sell	04/20/22	(4,300,000)	USD	(4,300,000)	(5,504)	(2,390)	3,114
Put - OTC-5 Yr. CDS	0.950%	BBP	CDX.NA.IG.37	Sell	03/16/22	(3,900,000)	USD	(3,900,000)	(4,329)	(1,057)	3,272
Put - OTC-5 Yr. CDS	0.950%	JPMC	CDX.NA.IG.37	Sell	03/16/22	(4,700,000)	USD	(4,700,000)	(5,875)	(1,274)	4,601
Put - OTC-5 Yr. CDS	0.950%	MSCS	CDX.NA.IG.37	Sell	04/20/22	(4,300,000)	USD	(4,300,000)	(5,482)	(2,059)	3,423
Put - OTC-5 Yr. CDS	0.950%	JPMC	CDX.NA.IG.37	Sell	04/20/22	(4,300,000)	USD	(4,300,000)	(5,482)	(2,059)	3,423
Put - OTC-5 Yr. CDS	1.000%	GSI	CDX.NA.IG.37	Sell	03/16/22	(3,400,000)	USD	(3,400,000)	(3,876)	(729)	3,147
Put - OTC-5 Yr. CDS	1.000%	MSCS	CDX.NA.IG.37	Sell	03/16/22	(4,500,000)	USD	(4,500,000)	(5,625)	(964)	4,661
Put - OTC-5 Yr. CDS	0.750%	BBP	ITRX.EUR.36	Sell	01/19/22	(2,700,000)	EUR	(2,700,000)	(3,729)	(174)	3,555
Put - OTC-5 Yr. CDS	0.800%	BBP	ITRX.EUR.36	Sell	01/19/22	(2,500,000)	EUR	(2,500,000)	(3,540)	(124)	3,416
Put - OTC-5 Yr. CDS	0.800%	CBNA	ITRX.EUR.36	Sell	02/16/22	(400,000)	EUR	(400,000)	(479)	(83)	396
Put - OTC-5 Yr. CDS	0.800%	BBP	ITRX.EUR.36	Sell	03/16/22	(5,700,000)	EUR	(5,700,000)	(5,508)	(2,738)	2,770
Put - OTC-5 Yr. CDS	0.850%	MSCS	ITRX.EUR.36	Sell	04/20/22	(3,900,000)	EUR	(3,900,000)	(6,039)	(3,316)	2,723
Put - OTC-5 Yr. CDS	0.900%	BBP	ITRX.EUR.36	Sell	03/16/22	(7,700,000)	EUR	(7,700,000)	(9,509)	(2,660)	6,849
Put - OTC-5 Yr. CDS	0.900%	BBP	ITRX.EUR.36	Sell	03/16/22	(2,500,000)	EUR	(2,500,000)	(3,898)	(864)	3,034
Put - OTC-5 Yr. CDS	0.900%	JPMC	ITRX.EUR.36	Sell	03/16/22	(5,600,000)	EUR	(5,600,000)	(6,961)	(1,935)	5,026
Put - OTC-5 Yr. CDS	0.900%	MSCS	ITRX.EUR.36	Sell	04/20/22	(3,000,000)	EUR	(3,000,000)	(3,519)	(2,281)	1,238
Put - OTC-5 Yr. CDS	0.950%	BBP	ITRX.EUR.36	Sell	03/16/22	(2,500,000)	EUR	(2,500,000)	(3,046)	(695)	2,351
Put - OTC-5 Yr. CDS	3.500%	CBNA	ITRX.EUR.XOVER 35	Sell	01/19/22	(1,000,000)	EUR	(1,000,000)	(5,543)	(283)	5,260
Put - OTC-5 Yr. CDS	3.500%	BBP	ITRX.EUR.XOVER 35	Sell	01/19/22	(2,500,000)	EUR	(2,500,000)	(13,521)	(707)	12,814
Put - OTC-5 Yr. CDS	3.500%	JPMC	ITRX.EUR.XOVER 35	Sell	01/19/22	(500,000)	EUR	(500,000)	(2,733)	(141)	2,592
Put - OTC-5 Yr. CDS	3.750%	BBP	ITRX.EUR.XOVER 36	Sell	01/19/22	(400,000)	EUR	(400,000)	(2,176)	(112)	2,064
Put - OTC-5 Yr. CDS	4.250%	BBP	ITRX.EUR.XOVER 36	Sell	02/16/22	(300,000)	EUR	(300,000)	(2,135)	(251)	1,884
Put - OTC-5 Yr. CDS	4.250%	BBP	ITRX.EUR.XOVER 36	Sell	03/16/22	(1,100,000)	EUR	(1,100,000)	(5,122)	(2,329)	2,793

Totals									$(176,547)	$(38,436)	$138,111

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.734	01/06/22	(900,000)	USD	(900,000)	$(2,391)	$(66)	$2,325
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.078	01/06/22	(900,000)	USD	(900,000)	(4,008)	(996)	3,012
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	100.172	01/06/22	(1,400,000)	USD	(1,400,000)	(4,375)	(1,148)	3,227
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	99.859	01/06/22	(900,000)	USD	(900,000)	(3,375)	(1,816)	1,559
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	99.898	01/06/22	(1,000,000)	USD	(1,000,000)	(3,750)	(1,830)	1,920
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.969	02/07/22	(800,000)	USD	(800,000)	(2,125)	(877)	1,248
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.141	02/07/22	(800,000)	USD	(800,000)	(3,063)	(2,166)	897
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	100.344	02/07/22	(1,000,000)	USD	(1,000,000)	(3,750)	(2,182)	1,568

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Written Options—(Continued)

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.109	02/07/22	(800,000)	USD	(800,000)	$(2,938)	$(2,239)	$699
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.484	03/07/22	(700,000)	USD	(700,000)	(1,586)	(1,340)	246
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	100.352	03/07/22	(800,000)	USD	(800,000)	(2,156)	(1,793)	363
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	100.297	03/07/22	(800,000)	USD	(800,000)	(2,125)	(1,909)	216
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD	103.328	01/06/22	(800,000)	USD	(800,000)	(1,594)	(1)	1,593
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	GSC	USD	103.758	03/07/22	(400,000)	USD	(400,000)	(438)	(211)	227
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	JPMC	USD	103.754	03/07/22	(1,000,000)	USD	(1,000,000)	(1,094)	(536)	558
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	97.859	01/06/22	(900,000)	USD	(900,000)	(5,063)	(82)	4,981
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	97.898	01/06/22	(1,000,000)	USD	(1,000,000)	(5,625)	(96)	5,529
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	98.172	01/06/22	(1,400,000)	USD	(1,400,000)	(6,672)	(208)	6,464
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	98.969	02/07/22	(800,000)	USD	(800,000)	(3,500)	(2,031)	1,469
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD	102.328	01/06/22	(800,000)	USD	(800,000)	(2,750)	(2,263)	487
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	JPMC	USD	104.063	01/06/22	(1,100,000)	USD	(1,100,000)	(1,891)	(4,514)	(2,623)

Total								$(64,269)	$(28,304)	$35,965

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(3,339,140)	$(13,412)	$(3,325,728)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(988,095)	—	(988,095)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(2,309,862)	2,722	(2,312,584)
Pay	12M CPURNSA	Maturity	2.155%	Maturity	02/04/22	USD	24,300,000	(1,135,546)	(34)	(1,135,512)
Pay	12M CPURNSA	Maturity	2.165%	Maturity	01/19/22	USD	10,500,000	(461,746)	—	(461,746)
Pay	12M CPURNSA	Maturity	2.170%	Maturity	02/01/22	USD	18,200,000	(844,259)	—	(844,259)
Pay	12M CPURNSA	Maturity	2.180%	Maturity	01/19/22	USD	4,200,000	(184,068)	(10)	(184,058)
Pay	12M CPURNSA	Maturity	2.200%	Maturity	01/21/22	USD	3,300,000	(145,215)	—	(145,215)
Pay	12M CPURNSA	Maturity	2.200%	Maturity	02/05/22	USD	5,000,000	(232,120)	—	(232,120)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(531,150)	28,402	(559,552)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(397,060)	(1,137)	(395,923)
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(122,429)	—	(122,429)
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	(8,030)	2,831	(10,861)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	23,400,000	(2,640,052)	(154,662)	(2,485,390)
Pay	12M SONIA	Annual	0.900%	Annual	03/21/23	GBP	218,500,000	(341,237)	(241,341)	(99,896)
Pay	12M SONIA	Annual	1.184%	Annual	03/21/23	GBP	57,600,000	18,743	—	18,743
Pay	12M UKRPI	Maturity	3.220%	Maturity	03/15/22	GBP	9,100,000	(452,615)	(26)	(452,589)
Pay	12M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	12,100,000	(1,520,017)	113,664	(1,633,681)
Pay	12M UKRPI	Maturity	3.330%	Maturity	01/15/25	GBP	18,900,000	(1,361,506)	353,859	(1,715,365)
Pay	12M UKRPI	Maturity	3.400%	Maturity	06/15/30	GBP	15,300,000	(1,480,775)	64,254	(1,545,029)
Pay	12M UKRPI	Maturity	3.438%	Maturity	01/15/30	GBP	8,000,000	(1,032,123)	—	(1,032,123)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M UKRPI	Maturity	3.465%	Maturity	02/15/22	GBP	11,300,000	$(571,986)	$—	$(571,986)
Pay	12M UKRPI	Maturity	3.475%	Maturity	08/15/30	GBP	6,000,000	(947,558)	55,099	(1,002,657)
Pay	12M UKRPI	Maturity	3.566%	Maturity	03/15/36	GBP	1,700,000	(285,756)	—	(285,756)
Pay	12M UKRPI	Maturity	3.580%	Maturity	03/15/36	GBP	5,600,000	(918,481)	(30,806)	(887,675)
Pay	12M UKRPI	Maturity	3.750%	Maturity	04/15/31	GBP	3,570,000	(454,018)	(1,282)	(452,736)
Pay	12M UKRPI	Maturity	3.850%	Maturity	09/15/24	GBP	13,900,000	(295,676)	(953)	(294,723)
Pay	12M UKRPI	Maturity	4.066%	Maturity	09/15/31	GBP	500,000	(20,798)	—	(20,798)
Pay	3M EURIBOR	Annual	(0.526)%	Annual	11/21/23	EUR	72,000,000	(275,885)	—	(275,885)
Pay	3M LIBOR	Semi-Annually	1.888%	Semi-Annually	11/21/53	USD	5,000,000	131,363	—	131,363
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	426,780,000	(193)	(59)	(134)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	788,000,000	(356)	(109)	(247)
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	1,179,852	—	1,179,852
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	1,473,881	—	1,473,881
Receive	12M CPURNSA	Maturity	2.069%	Maturity	07/15/22	USD	4,500,000	237,985	—	237,985
Receive	12M CPURNSA	Maturity	2.210%	Maturity	02/05/23	USD	25,780,000	1,221,520	—	1,221,520
Receive	12M CPURNSA	Maturity	2.263%	Maturity	04/27/23	USD	13,492,000	574,633	(2,800)	577,433
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	1,898,916	8,947	1,889,969
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	742,989	—	742,989
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	876,024	—	876,024
Receive	12M CPURNSA	Maturity	2.560%	Maturity	05/08/23	USD	12,300,000	(505,610)	(897,793)	392,183
Receive	12M CPURNSA	Maturity	2.573%	Maturity	08/26/28	USD	1,900,000	69,166	—	69,166
Receive	12M CPURNSA	Maturity	2.645%	Maturity	09/10/28	USD	2,400,000	67,324	—	67,324
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	343,123	—	343,123
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	517,852	—	517,852
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	199,295	—	199,295
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	10,500,000	263,070	(1,971)	265,041
Receive	12M HICP	Maturity	0.090%	Maturity	05/15/22	EUR	1,900,000	101,048	—	101,048
Receive	12M HICP	Maturity	0.330%	Maturity	07/15/22	EUR	6,400,000	394,084	103	393,981
Receive	12M SONIA	Annual	0.750%	Annual	09/21/32	GBP	17,300,000	487,593	546,858	(59,265)
Receive	12M SONIA	Annual	1.013%	Annual	03/20/24	GBP	218,500,000	429,312	183,251	246,061
Receive	12M SONIA	Annual	1.248%	Annual	03/20/24	GBP	57,600,000	23,693	—	23,693
Receive	12M UKRPI	Maturity	4.180%	Maturity	09/15/22	GBP	3,000,000	104,671	—	104,671
Receive	12M UKRPI	Maturity	4.220%	Maturity	08/15/22	GBP	3,000,000	117,888	—	117,888
Receive	12M UKRPI	Maturity	4.480%	Maturity	09/15/23	GBP	2,800,000	73,412	—	73,412
Receive	12M UKRPI	Maturity	4.735%	Maturity	12/15/26	GBP	10,900,000	(230,567)	(146,173)	(84,394)
Receive	3M LIBOR	Semi-Annually	1.840%	Semi-Annually	11/21/28	USD	24,600,000	(183,922)	—	(183,922)
Receive	3M NZDBB	Semi-Annually	3.250%	Semi-Annually	03/21/28	NZD	8,400,000	(222,961)	25,634	(248,595)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	426,780,000	(523)	936,896	(937,419)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	788,000,000	(966)	1,335	(2,301)
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	(96,229)	(6,461)	(89,768)
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	(55,059)	(2,331)	(52,728)

Totals								$(13,046,152)	$822,495	$(13,868,647)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc 1.500%, due 04/04/17	1.000%	Quarterly	12/20/22	0.251%	EUR	900,000	$7,553	$5,689	$1,864
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.301%	USD	1,000,000	13,785	(21,550)	35,335

Totals							$21,338	$(15,861)	$37,199

(a)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,631,629,209	$—	$2,631,629,209
Total Foreign Government*	—	278,892,670	—	278,892,670
Total Corporate Bonds & Notes*	—	148,833,941	—	148,833,941
Total Asset-Backed Securities*	—	144,949,765	—	144,949,765
Total Mortgage-Backed Securities*	—	61,363,579	—	61,363,579
Total Preferred Stock*	—	—	11,574,823	11,574,823
Total Convertible Preferred Stock*	1,341,477	—	—	1,341,477
Total Short-Term Investments*	—	282,899,932	—	282,899,932
Total Purchased Options at Value	—	4,573,736	—	4,573,736
Total Investments	$1,341,477	$3,553,142,832	$11,574,823	$3,566,059,132

Total Reverse Repurchase Agreements (Liability)	$—	$(225,532,750)	$—	$(225,532,750)
Secured Borrowings (Liability)	$—	$(1,948,618,813)	$—	$(1,948,618,813)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,214,426	$—	$3,214,426
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,471,364)	—	(4,471,364)
Total Forward Contracts	$—	$(1,256,938)	$—	$(1,256,938)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,719,776	$—	$—	$6,719,776
Futures Contracts (Unrealized Depreciation)	(2,476,437)	—	—	(2,476,437)
Total Futures Contracts	$4,243,339	$—	$—	$4,243,339
Written Options
Credit Default Swaptions at Value	$—	$(38,436)	$—	$(38,436)
Inflation Capped Options at Value	—	(32,559)	—	(32,559)
Interest Rate Swaptions at Value	—	(5,289,959)	—	(5,289,959)
OTC Options on Securities at Value	—	(28,304)	—	(28,304)
Total Written Options	$—	$(5,389,258)	$—	$(5,389,258)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$11,301,696	$—	$11,301,696
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(25,133,144)	—	(25,133,144)
Total Centrally Cleared Swap Contracts	$—	$(13,831,448)	$—	$(13,831,448)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$3,291,859,132
Repurchase Agreement at value which equals cost	274,200,000
Cash	6,132,323
Cash denominated in foreign currencies (b)	12,954,756
Cash collateral (c)	1,725,000
Unrealized appreciation on forward foreign currency exchange contracts	3,214,426
Receivable for:
Investments sold	1,369,881,704
TBA securities sold	147,397,670
Premiums on written options	451,559
Fund shares sold	748,857
Principal paydowns	45,280
Interest	7,132,688
Variation margin on futures contracts	587,842
Variation margin on centrally cleared swap contracts	2,159,168
Prepaid expenses	6,923
Other assets	14,900

Total Assets	5,118,512,228
Liabilities
Written options at value (d)	5,389,258
Secured borrowings	1,948,618,813
Reverse repurchase agreements	225,532,750
Cash collateral (e)	4,066,000
Unrealized depreciation on forward foreign currency exchange contracts	4,471,364
Payables for:
Investments purchased	257,246,729
TBA securities purchased	274,629,390
Fund shares redeemed	2,249,549
Interest on reverse repurchase agreements	6,346
Deferred dollar roll income	1,031,078
Accrued Expenses:
Management fees	929,646
Distribution and service fees	237,509
Deferred trustees’ fees	189,880
Other expenses	436,159

Total Liabilities	2,725,034,471

Net Assets	$2,393,477,757

Net Assets Consist of:
Paid in surplus	$2,431,163,472
Distributed earnings (Accumulated losses)	(37,685,715)

Net Assets	$2,393,477,757

Net Assets
Class A	$1,258,331,959
Class B	1,111,092,236
Class E	24,053,562
Capital Shares Outstanding*
Class A	110,846,689
Class B	98,795,202
Class E	2,132,233
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.35
Class B	11.25
Class E	11.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,121,474,350.
(b)	Identified cost of cash denominated in foreign currencies was $16,167,671.
(c)	Includes collateral of $1,707,000 for futures contracts, and $18,000 for centrally cleared swap contracts.
(d)	Premiums received on written options were $3,668,204.
(e)	Includes collateral of $2,523,000 for OTC option and forward foreign currency exchange contracts, $907,000 for TBA securities, $377,000 for repurchase agreements and $259,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$844,538
Interest	128,793,915

Total investment income	129,638,453
Expenses
Management fees	11,305,152
Administration fees	97,411
Custodian and accounting fees	330,014
Distribution and service fees - Class B	2,723,291
Distribution and service fees - Class E	35,546
Interest expense	596,502
Audit and tax services	131,769
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	71,255
Insurance	16,196
Miscellaneous	21,375

Total expenses	15,419,520
Less management fee waiver	(359,831)

Net expenses	15,059,689

Net Investment Income	114,578,764

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	42,965,470
Purchased options	(368,033)
Futures contracts	2,209,179
Written options	1,558,977
Swap contracts	801,927
Foreign currency transactions	468,576
Forward foreign currency transactions	16,962,918

Net realized gain (loss)	64,599,014

Net change in unrealized appreciation (depreciation) on:
Investments	(43,640,130)
Purchased options	1,980,837
Futures contracts	4,091,791
Written options	(2,262,839)
Swap contracts	(15,131,668)
Foreign currency transactions	(610,964)
Forward foreign currency transactions	5,237,100

Net change in unrealized appreciation (depreciation)	(50,335,873)

Net realized and unrealized gain (loss)	14,263,141

Net Increase (Decrease) in Net Assets From Operations	$128,841,905

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$114,578,764	$24,420,319
Net realized gain (loss)	64,599,014	(6,206,897)
Net change in unrealized appreciation (depreciation)	(50,335,873)	221,981,489

Increase (decrease) in net assets from operations	128,841,905	240,194,911

From Distributions to Shareholders
Class A	(12,097,382)	(35,293,336)
Class B	(7,925,840)	(26,404,640)
Class E	(186,170)	(656,893)

Total distributions	(20,209,392)	(62,354,869)

Increase (decrease) in net assets from capital share transactions	4,562,804	(167,642,544)

Total increase (decrease) in net assets	113,195,317	10,197,498

Net Assets
Beginning of period	2,280,282,440	2,270,084,942

End of period	$2,393,477,757	$2,280,282,440

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	6,152,945	$67,382,149	6,297,349	$66,525,192
Reinvestments	1,115,995	12,097,382	3,477,176	35,293,336
Redemptions	(8,849,510)	(98,742,319)	(20,380,737)	(211,018,660)

Net increase (decrease)	(1,580,570)	$(19,262,788)	(10,606,212)	$(109,200,132)

Class B
Sales	12,126,245	$131,572,630	10,042,575	$104,127,473
Reinvestments	737,288	7,925,840	2,622,109	26,404,640
Redemptions	(10,498,124)	(115,011,989)	(18,467,830)	(187,953,124)

Net increase (decrease)	2,365,409	$24,486,481	(5,803,146)	$(57,421,011)

Class E
Sales	499,120	$5,465,891	518,758	$5,401,938
Reinvestments	17,270	186,170	65,039	656,893
Redemptions	(577,685)	(6,312,950)	(685,614)	(7,080,232)

Net increase (decrease)	(61,295)	$(660,889)	(101,817)	$(1,021,401)

Increase (decrease) derived from capital shares transactions		$4,562,804		$(167,642,544)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2021

Cash Flows From Operating Activities
Net Increase in Net Assets from Operations	$128,841,905

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(3,973,546,582)
Proceeds from investments sold	4,086,056,988
Proceeds from short-term investments, net	688,007,542
Net amortization/accretion of premium (discount)	(60,889,279)
Proceeds on forward sales commitments, net	(8,033,521)
Premium received on open written options, net	2,773,714
Premium paid on closed purchased options, net	(920,065)
Increase in interest receivable	(886,582)
Increase in cash collateral, asset	(1,389,000)
Increase in unrealized appreciation on forward foreign currency exchange contracts	(2,857,235)
Increase in receivable for investments sold	(203,654,638)
Decrease in receivable for TBA securities sold	261,403,107
Decrease in receivable for principal paydowns	79,160
Increase in receivable for variation margin on centrally cleared swap contracts	(1,557,100)
Decrease in receivable for variation margin on futures contracts	47,975
Increase in other assets and prepaid expenses	(2,099)
Decrease in cash collateral, liability	(9,617,000)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(2,379,865)
Decrease in payable for investments purchased	(692,825,001)
Decrease in payable for TBA securities purchased	(476,002,846)
Increase in payable for deferred dollar roll income, liability	525,607
Increase in accrued management fees	46,145
Increase in accrued distribution and service fees	17,823
Increase in accrued deferred trustee’s fees	16,117
Increase in interest payable on reverse repurchase agreements	6,346
Increase in accrued other expenses	170,413
Payments on foreign currency transactions	(142,388)
Net realized gain from investments, purchased options and written options	(44,156,414)
Net realized gain on foreign currency transactions	(468,576)
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	43,922,132
Net change in unrealized appreciation on foreign currency transactions	610,964

Net cash used in operating activities	$(266,802,253)

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold	204,413,037
Payment on shares redeemed, including decrease in payable for shares redeemed	(218,985,446)
Proceeds from issuance of reverse repurchase agreements	227,914,225
Repayment of reverse repurchase agreements	(2,381,475)
Proceeds from secured borrowings	41,183,408,688
Repayment of secured borrowings	(41,118,425,942)

Net cash provided by financing activities	$275,943,087

Net increase in cash and foreign currency (a)	$9,140,834

Cash and cash in foreign currency at beginning of year	$9,946,245

Cash and cash in foreign currency at end of year	$19,087,079

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(20,209,392)

Cash paid for interest and fees on borrowings:	$596,502

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(764,433).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.85	$10.02	$9.57	$9.96	$9.77

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.54	0.13	0.21	0.30	0.29
Net realized and unrealized gain (loss)	0.06	1.02	0.60	(0.51)	0.08

Total income (loss) from investment operations	0.60	1.15	0.81	(0.21)	0.37

Less Distributions
Distributions from net investment income	(0.10)	(0.32)	(0.36)	(0.18)	(0.18)

Total distributions	(0.10)	(0.32)	(0.36)	(0.18)	(0.18)

Net Asset Value, End of Period	$11.35	$10.85	$10.02	$9.57	$9.96

Total Return (%)(b)	5.61	11.74 (c)	8.60 (c)	(2.13)	3.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.78	1.42	1.24	0.96
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%)(d)(e)	0.52	0.76	1.40	1.23	0.95
Net ratio of expenses to average net assets excluding interest expense (%)(d)(e)	0.49	0.50	0.50	0.49	0.49
Ratio of net investment income (loss) to average net assets (%)	4.93	1.22	2.15	3.05	2.96
Portfolio turnover rate (%)(f)	129	209	290	256	133
Net assets, end of period (in millions)	$1,258.3	$1,219.8	$1,232.4	$1,261.9	$1,405.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.75	$9.93	$9.48	$9.87	$9.69

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.51	0.10	0.19	0.27	0.27
Net realized and unrealized gain (loss)	0.07	1.02	0.60	(0.51)	0.06

Total income (loss) from investment operations	0.58	1.12	0.79	(0.24)	0.33

Less Distributions
Distributions from net investment income	(0.08)	(0.30)	(0.34)	(0.15)	(0.15)

Total distributions	(0.08)	(0.30)	(0.34)	(0.15)	(0.15)

Net Asset Value, End of Period	$11.25	$10.75	$9.93	$9.48	$9.87

Total Return (%)(b)	5.42	11.43 (c)	8.38 (c)	(2.41)	3.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	1.03	1.67	1.49	1.21
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%)(d)(e)	0.77	1.01	1.65	1.48	1.20
Net ratio of expenses to average net assets excluding interest expense (%)(d)(e)	0.74	0.75	0.75	0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	4.69	0.98	1.90	2.80	2.71
Portfolio turnover rate (%)(f)	129	209	290	256	133
Net assets, end of period (in millions)	$1,111.1	$1,036.8	$1,014.8	$1,049.0	$1,222.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$10.78	$9.96	$9.51	$9.90		$9.71

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.52	0.11	0.20	0.28		0.28
Net realized and unrealized gain (loss)	0.07	1.02	0.60	(0.51)		0.07

Total income (loss) from investment operations	0.59	1.13	0.80	(0.23)		0.35

Less Distributions
Distributions from net investment income	(0.09)	(0.31)	(0.35)	(0.16)		(0.16)

Total distributions	(0.09)	(0.31)	(0.35)	(0.16)		(0.16)

Net Asset Value, End of Period	$11.28	$10.78	$9.96	$9.51		$9.90

Total Return (%)(b)	5.49	11.52 (c)	8.46 (c)	(2.31	)(c)	3.66 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.93	1.57	1.39		1.11
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66		0.66
Net ratio of expenses to average net assets (%)(d)(e)	0.67	0.91	1.55	1.38		1.10
Net ratio of expenses to average net assets excluding interest expense (%)(d)(e)	0.64	0.65	0.65	0.64		0.64
Ratio of net investment income (loss) to average net assets (%)	4.74	1.06	1.99	2.90		2.81
Portfolio turnover rate (%)(f)	129	209	290	256		133
Net assets, end of period (in millions)	$24.1	$23.7	$22.9	$23.9		$28.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2021, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 30%, 65%, 54%, and 74% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

BHFTI-28

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Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Notes to Financial Statements—December 31, 2021—(Continued)

At December 31, 2021, the Portfolio had investments in repurchase agreements with a gross value of $274,200,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2021, the Portfolio had an outstanding reverse repurchase agreement balance for 21 days. The average amount of borrowings was $149,493,993 and the annualized weighted average interest rate was 0.07% during the 21 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2021:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net amount
Deutsche Bank Securities, Inc.	$(139,564,000)	$139,564,000	$—
JPMorgan Securities LLC	(85,968,750)	85,968,750	—

	$(225,532,750)	$225,532,750	$—

[1]	Collateral with a value of $227,059,236 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2021, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2021, the Portfolio’s average amount of borrowing was $752,063,442 and the weighted average interest rate was 0.074%. For the year ended December 31, 2021, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2021, the amount of the Portfolio’s outstanding borrowings was $1,948,618,813. Cash in the amount of $259,000 has been received and securities in the amount of $32 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2021. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2021:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral Pledged (Received) (b)	Net Amount (c)
Barclays Capital Inc.	$(377,879,094)	$378,853,029	$32	$973,967
Morgan Stanley & Co. LLC	(1,570,739,719)	1,571,516,950	(259,000)	518,231

	$(1,948,618,813)	$1,950,369,979	$(258,968)	$1,492,198

(a)	Represents market value of borrowings as of December 31, 2021.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$1,948,618,813	$—	$—	$1,948,618,813
Reverse Repurchase Agreements
U.S. Treasury	—	225,532,750	—	—	225,532,750
Total Borrowings	$—	$2,174,151,563	$—	$—	$2,174,151,563
Gross amount of recognized liabilities for secured borrowing transactions					$2,174,151,563

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include

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the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

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to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap

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agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$4,573,736
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	11,264,497	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$25,133,144
	Unrealized appreciation on futures contracts (b) (d)	6,719,776	Unrealized depreciation on futures contracts (b) (d)	2,476,437
			Written options at value	5,322,518
Credit	Unrealized appreciation on centrally cleared swap contracts (b) (c)	37,199
			Written options at value	66,740
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,214,426	Unrealized depreciation on forward foreign currency exchange contracts	4,471,364

Total		$25,809,634		$37,470,203

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$594,030	$(594,030)	$—	$—
BNP Paribas S.A.	3,264,599	(3,264,599)	—	—
Citibank N.A.	417,938	(251,656)	(166,282)	—
Credit Suisse International	67,882	(67,882)	—	—
Deutsche Bank AG	919,371	(904,065)	—	15,306
Goldman Sachs Bank USA	1,268,721	(352,357)	(916,364)	—
JPMorgan Chase Bank N.A.	290,288	(89,783)	—	200,505
Morgan Stanley Capital Services LLC	965,142	(965,142)	—	—
Societe Generale Paris	191	—	—	191

	$7,788,162	$(6,489,514)	$(1,082,646)	$216,002

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,496,270	$(594,030)	$(1,215,831)	$686,409
BNP Paribas S.A.	4,215,879	(3,264,599)	(472,079)	479,201
Citibank N.A.	251,656	(251,656)	—	—
Credit Suisse International	73,223	(67,882)	—	5,341
Deutsche Bank AG	904,065	(904,065)	—	—
Goldman Sachs & Co.	9,482	—	—	9,482
Goldman Sachs Bank USA	352,357	(352,357)	—	—
Goldman Sachs International	3,749	—	—	3,749
JPMorgan Chase Bank N.A.	89,783	(89,783)	—	—
Morgan Stanley Capital Services LLC	1,138,414	(965,142)	(113,523)	59,749

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
UBS AG	$325,744	$—	$(271,065)	$54,679

	$9,860,622	$(6,489,514)	(2,072,498)	$1,298,610

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(207,094)	$226,616	$(387,555)	$(368,033)
Forward foreign currency transactions	—	—	16,962,918	16,962,918
Swap contracts	2,068,797	(1,266,870)	—	801,927
Futures contracts	2,209,179	—	—	2,209,179
Written options	735,798	823,179	—	1,558,977

	$4,806,680	$(217,075)	$16,575,363	$21,164,968

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$1,594,312	$666	$385,859	$1,980,837
Forward foreign currency transactions	—	—	5,237,100	5,237,100
Swap contracts	(16,408,823)	1,277,155	—	(15,131,668)
Futures contracts	4,091,791	—	—	4,091,791
Written options	(2,391,045)	128,206	—	(2,262,839)

	$(13,113,765)	$1,406,027	$5,622,959	$(6,084,779)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	142,601,671
Forward foreign currency transactions	807,502,103
Futures contracts long	446,716,078
Futures contracts short	(1,050,254,912)
Swap contracts	827,176,945
Written options	(595,439,912)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely

BHFTI-36

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTA govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,926,330,680	$234,329,894	$4,142,642,022	$152,589,298

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$2,991,985,717	$3,204,498,107

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$11,305,152	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $94,731 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $265,100 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$3,585,286,229

Gross unrealized appreciation	9,142,471
Gross unrealized (depreciation)	(44,811,852)

Net unrealized appreciation (depreciation)	$(35,669,381)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$20,209,392	$62,354,869	$—	$—	$20,209,392	$62,354,869

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$129,264,436	$—	$(38,747,293)	$(128,012,977)	$(37,495,834)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2021, the Portfolio had accumulated long-term capital losses of $128,012,977.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $84,689,081.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Inflation Protected Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-43

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-45

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the five-year period ended October 31, 2021 and underperformed its benchmark for the one- and three-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned -1.13%, -1.39%, and -1.30%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns, for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly, driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation, in particular, experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace but remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 Delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed. In particular, the S&P 500 Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter, despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors, given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, central banks shifted policy focus toward normalization.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

Short exposure to the U.K., which was partially facilitated using interest rate swaps, swaptions, and futures, contributed to performance as U.K. rates rose over the year. Holdings of non-Agency and Agency mortgage-backed securities (“MBS”), in part implemented by options, contributed to performance as spreads tightened. A modest allocation to high yield corporate credit, partially facilitated by credit default swaps, drove positive contributions from corporate credit strategies as credit spreads tightened over the year. U.S. duration and curve positioning, partly executed through interest rate swaps, swaptions, and futures, were neutral for performance. Modest long exposure to local rates in select emerging markets, partially facilitated through interest rate swaps, detracted from performance. Finally, currency strategies, employed in part using currency forwards, detracted from performance, particularly tactical holdings of the Australian dollar and positions within high-carry emerging market currencies.

The Portfolio ended the period underweight duration overall but had a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Japan. The Portfolio had a more moderated curve steepening bias (favoring short-term rates over long-term rates) but was still underweight the very long end of the yield curve. The Portfolio continued to have more diversified credit exposures in sectors beyond investment-grade corporates and was focused on security selection over generic market exposure. The Portfolio continued to have a bias toward liquid and high-quality corporate credit and remained underweight overall. The Portfolio ended the period neutral Treasury inflation-protected securities given the level of breakeven inflation (the difference between nominal and real yields). The Portfolio continued to favor non-Agency MBS given the inherent fundamental strength and de-leveraging nature of the asset. The Portfolio remained tactical in currency exposures, mainly modest longs in select developed and emerging market currencies against the U.S. dollar.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Scott A. Mather

Mark Kiesel

Mohit Mittal

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	-1.13	4.15	3.58
Class B	-1.39	3.89	3.32
Class E	-1.30	4.00	3.42
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	36.9
Corporate Bonds & Notes	34.4
Asset-Backed Securities	12.6
Mortgage-Backed Securities	12.3
Foreign Government	4.1
Municipals	1.0
Preferred Stocks	0.8
Floating Rate Loans	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.46%	$1,000.00	$1,000.00	$2.32
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class B (a)	Actual	0.71%	$1,000.00	$998.20	$3.58
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class E (a)	Actual	0.61%	$1,000.00	$999.10	$3.07
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—36.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—14.7%
Fannie Mae 10 Yr. Pool
3.000%, 03/01/22	1,610	$1,683
3.000%, 05/01/22	10,234	10,696
3.500%, 02/01/24	99,245	104,364
3.500%, 10/01/24	162,232	170,600
3.500%, 11/01/24	72,062	75,779
3.500%, 02/01/25	259,099	272,463
3.500%, 03/01/29	276,638	291,769
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	228,585	240,050
3.000%, 06/01/30	6,681,985	7,050,922
3.500%, 04/01/25	25,367	26,680
3.500%, 10/01/26	62,016	65,342
3.500%, 12/01/26	176,218	185,594
3.500%, 04/01/27	112,664	118,563
3.500%, 12/01/28	313,764	330,696
3.500%, 07/01/29	31,534	33,192
3.500%, 12/01/31	113,987	120,748
3.500%, 05/01/32	259,078	274,216
3.500%, 06/01/32	440,739	466,195
3.500%, 05/01/33	221,142	233,759
3.500%, 06/01/33	295,255	312,143
3.500%, 08/01/33	199,259	210,316
3.500%, 09/01/33	718,054	758,704
3.500%, 10/01/33	428,194	452,168
3.500%, 05/01/34	8,534,350	9,024,965
3.500%, 07/01/34	390,010	411,912
3.500%, 09/01/34	890,680	947,162
3.500%, 02/01/35	53,024	55,887
3.500%, 03/01/35	118,951	125,285
3.500%, 05/01/35	4,917,748	5,172,389
4.000%, 05/01/24	183,806	192,838
4.000%, 06/01/24	189,487	198,730
4.000%, 02/01/25	81,366	85,428
4.000%, 06/01/25	35,997	37,806
4.000%, 08/01/25	16,816	17,662
4.000%, 12/01/25	21,079	22,140
4.000%, 02/01/26	31,144	32,799
4.000%, 03/01/26	6,075	6,395
4.000%, 06/01/26	8,167	8,577
4.000%, 11/01/33	59,706	62,868
4.500%, 05/01/23	2,391	2,489
4.500%, 06/01/23	141	146
4.500%, 04/01/24	4,127	4,281
4.500%, 05/01/24	23,575	24,509
4.500%, 08/01/24	3,182	3,302
4.500%, 10/01/24	42,537	44,276
4.500%, 11/01/24	8,502	8,857
4.500%, 02/01/25	61,777	64,434
4.500%, 03/01/25	50,219	52,341
4.500%, 04/01/25	32,941	34,221
4.500%, 05/01/25	94,716	98,682
4.500%, 06/01/25	8,002	8,359
4.500%, 07/01/25	587,357	618,585
4.500%, 08/01/25	8,800	9,150

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 09/01/25	26,831	27,942
4.500%, 11/01/25	30,623	32,140
4.500%, 04/01/26	1,816	1,906
4.500%, 01/01/27	4,930	5,130
5.500%, 03/01/22	281	280
5.500%, 04/01/22	729	730
5.500%, 07/01/22	5,060	5,092
5.500%, 10/01/22	5,989	6,021
5.500%, 11/01/22	2,371	2,383
5.500%, 12/01/22	4,293	4,319
5.500%, 02/01/23	7,170	7,271
5.500%, 03/01/23	575	582
5.500%, 07/01/23	1,215	1,236
5.500%, 08/01/23	3,767	3,856
5.500%, 10/01/23	4,883	4,945
5.500%, 12/01/23	379	382
5.500%, 01/01/24	763	783
5.500%, 03/01/24	3,032	3,091
5.500%, 09/01/24	3,152	3,175
5.500%, 01/01/25	58,523	60,098
5.500%, 05/01/25	1,858	1,892
Fannie Mae 20 Yr. Pool
3.500%, 04/01/40	478,791	507,476
3.500%, 05/01/40	5,669,909	6,011,679
4.000%, 04/01/29	18,291	19,537
4.000%, 05/01/29	55,563	59,059
4.000%, 03/01/30	31,820	33,823
4.000%, 05/01/30	49,469	52,636
4.000%, 08/01/30	41,259	44,172
4.000%, 09/01/30	32,840	35,122
4.000%, 10/01/30	1,229	1,316
4.000%, 11/01/30	151,808	162,513
4.000%, 12/01/30	20,507	21,956
4.000%, 06/01/31	3,241	3,467
4.000%, 09/01/31	69,764	75,204
4.000%, 11/01/31	3,407	3,623
4.500%, 01/01/25	1,321	1,413
4.500%, 04/01/31	13,366	14,477
5.500%, 06/01/27	3,855	4,219
5.500%, 12/01/27	29,633	32,439
5.500%, 03/01/28	14,532	15,949
5.500%, 04/01/28	34,587	37,853
5.500%, 05/01/28	17,634	19,345
5.500%, 10/01/28	6,940	7,614
5.500%, 12/01/28	2,608	2,861
5.500%, 01/01/29	32,153	35,282
5.500%, 07/01/29	35,662	39,049
5.500%, 10/01/29	95,417	104,681
5.500%, 04/01/30	10,747	11,779
6.000%, 06/01/26	2,520	2,770
6.000%, 07/01/26	20,947	23,026
6.000%, 08/01/26	3,951	4,339
6.000%, 12/01/26	3,808	4,186
6.000%, 10/01/28	14,106	15,512

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	2,913,552	$3,078,429
4.000%, 05/01/34	64,629	69,429
4.000%, 05/01/35	29,543	32,268
4.000%, 01/01/41	26,080	28,554
4.000%, 12/01/43	259,056	284,332
4.500%, 04/01/39	17,153	18,962
4.500%, 05/01/39	30,068	33,241
4.500%, 12/01/39	5,420	5,983
4.500%, 05/01/40	11,693	12,926
4.500%, 09/01/40	13,996	15,473
4.500%, 12/01/40	34,054	37,336
4.500%, 02/01/41	52,119	55,857
4.500%, 07/01/41	6,338	6,824
4.500%, 09/01/41	161,492	172,974
4.500%, 03/01/42	28,212	31,044
4.500%, 07/01/42	97,851	104,805
5.000%, 03/01/32	892	970
5.000%, 04/01/33	43,146	46,925
5.000%, 07/01/33	49,696	55,978
5.000%, 08/01/33	993	1,116
5.000%, 09/01/33	907	1,023
5.000%, 10/01/33	8,733	9,858
5.000%, 11/01/33	178	195
5.000%, 01/01/34	17,763	19,342
5.000%, 04/01/34	60,367	67,807
5.000%, 06/01/34	1,396	1,527
5.000%, 12/01/34	13,843	15,085
5.000%, 01/01/35	16,709	18,194
5.000%, 04/01/35	22	24
5.000%, 07/01/35	22,256	24,250
5.000%, 01/01/38	63,063	71,060
5.000%, 04/01/39	11,302	12,805
5.000%, 10/01/39	2,337	2,605
5.000%, 11/01/39	8,872	9,988
5.000%, 06/01/40	10,615	11,569
5.000%, 11/01/42	39,538	43,061
5.500%, 12/01/28	6,255	6,851
5.500%, 06/01/33	25,648	28,977
5.500%, 07/01/33	5,050	5,710
5.500%, 09/01/33	112,617	124,767
5.500%, 11/01/33	101,022	110,760
5.500%, 12/01/33	694	775
5.500%, 04/01/34	1,005	1,130
5.500%, 07/01/34	7,393	8,111
5.500%, 08/01/34	161,933	183,211
5.500%, 09/01/34	1,944	2,205
5.500%, 11/01/34	145,769	165,314
5.500%, 12/01/34	353,866	402,049
5.500%, 01/01/35	125,763	142,820
5.500%, 02/01/35	164,221	186,486
5.500%, 03/01/35	275,565	313,242
5.500%, 04/01/35	44,061	48,354
5.500%, 05/01/35	61,682	70,231
5.500%, 06/01/35	97,183	110,611
5.500%, 08/01/35	99,039	112,774

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 09/01/35	992,071	1,129,855
5.500%, 10/01/35	81,985	92,710
5.500%, 12/01/35	470,005	534,237
5.500%, 01/01/36	107,378	122,317
5.500%, 03/01/36	106,830	121,771
5.500%, 05/01/36	866	986
5.500%, 07/01/36	457,700	520,317
5.500%, 09/01/36	54,580	61,935
5.500%, 11/01/36	32,700	37,214
5.500%, 12/01/36	1,286	1,409
5.500%, 02/01/37	697	790
5.500%, 05/01/37	8,278	9,233
5.500%, 08/01/37	391,478	446,238
5.500%, 01/01/38	3,420	3,915
5.500%, 02/01/38	95,567	109,110
5.500%, 03/01/38	512,146	586,320
5.500%, 05/01/38	870,258	996,829
5.500%, 06/01/38	31,221	35,544
5.500%, 09/01/38	19,721	21,640
5.500%, 10/01/38	314,842	358,903
5.500%, 11/01/38	75,610	86,572
5.500%, 01/01/39	22,457	25,723
5.500%, 07/01/39	5,919	6,492
5.500%, 11/01/39	946,028	1,082,575
5.500%, 02/01/40	141,590	160,535
5.500%, 06/01/40	53,536	58,671
5.500%, 09/01/40	137,036	156,816
5.500%, 07/01/41	1,565,546	1,791,269
5.500%, 02/01/49	165,491	181,381
6.000%, 12/01/28	9,283	10,207
6.000%, 01/01/29	6,512	7,199
6.000%, 02/01/29	52	58
6.000%, 04/01/29	1,115	1,248
6.000%, 06/01/29	1,752	1,961
6.000%, 11/01/32	36,485	40,188
6.000%, 12/01/32	76,868	85,824
6.000%, 03/01/33	7,453	8,552
6.000%, 05/01/33	7,528	8,653
6.000%, 07/01/33	8,076	9,283
6.000%, 01/01/34	502	571
6.000%, 09/01/34	4,572	5,029
6.000%, 11/01/34	5,176	5,768
6.000%, 04/01/35	344,486	395,248
6.000%, 05/01/35	9,254	10,563
6.000%, 06/01/35	500	551
6.000%, 07/01/35	15,675	17,415
6.000%, 09/01/35	3,403	3,940
6.000%, 11/01/35	126,078	138,671
6.000%, 12/01/35	9,819	10,998
6.000%, 04/01/36	1,332	1,474
6.000%, 05/01/36	30,044	33,696
6.000%, 06/01/36	1,268	1,396
6.000%, 07/01/36	6,925	7,664
6.000%, 08/01/36	732,374	848,714
6.000%, 09/01/36	84,342	96,449

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 10/01/36	42,284	$46,518
6.000%, 11/01/36	14,149	16,016
6.000%, 12/01/36	7,747	8,522
6.000%, 01/01/37	69,387	78,214
6.000%, 02/01/37	191,138	221,514
6.000%, 04/01/37	38,506	43,447
6.000%, 05/01/37	19,782	21,777
6.000%, 07/01/37	11,068	12,822
6.000%, 08/01/37	26,995	30,394
6.000%, 11/01/37	21,024	24,197
6.000%, 02/01/38	227,368	263,290
6.000%, 03/01/38	4,375	5,074
6.000%, 08/01/38	7,670	8,591
6.000%, 09/01/38	322,875	374,301
6.000%, 10/01/38	29,865	34,639
6.000%, 11/01/38	7,484	8,239
6.000%, 01/01/39	33,228	38,530
6.000%, 04/01/39	203,283	235,778
6.000%, 07/01/39	40,376	46,808
6.000%, 08/01/39	199,505	228,840
6.000%, 05/01/49	1,673,451	1,871,341
8.000%, 10/01/25	294	314
Fannie Mae ARM Pool
1.284%, 12M MTA + 1.200%, 08/01/41 (a)	65,463	66,161
1.284%, 12M MTA + 1.200%, 07/01/42 (a)	136,802	139,202
1.284%, 12M MTA + 1.200%, 08/01/42 (a)	139,761	142,321
1.284%, 12M MTA + 1.200%, 10/01/44 (a)	137,416	140,233
1.334%, 12M MTA + 1.250%, 09/01/41 (a)	364,343	370,215
1.498%, 6M LIBOR + 1.373%, 09/01/35 (a)	548,518	553,233
1.550%, 6M LIBOR + 1.412%, 06/01/33 (a)	8,868	9,129
1.563%, 12M LIBOR + 1.312%, 12/01/34 (a)	210,307	217,276
1.596%, 12M LIBOR + 1.347%, 11/01/34 (a)	2,651	2,664
1.613%, 12M LIBOR + 1.291%, 12/01/34 (a)	374,081	387,388
1.663%, 6M LIBOR + 1.538%, 01/01/36 (a)	5,481	5,497
1.682%, 6M LIBOR + 1.509%, 01/01/35 (a)	48,144	49,848
1.730%, 6M LIBOR + 1.605%, 08/01/36 (a)	15,413	15,511
1.731%, 12M LIBOR + 1.356%, 03/01/35 (a)	12,440	12,906
1.825%, 12M LIBOR + 1.575%, 10/01/34 (a)	5,097	5,102
1.855%, 12M MTA + 1.805%, 11/01/35 (a)	74,109	77,108
1.887%, 12M LIBOR + 1.512%, 01/01/35 (a)	22,754	23,741
1.910%, 12M LIBOR + 1.660%, 05/01/34 (a)	233,724	234,999
1.920%, 12M LIBOR + 1.670%, 11/01/34 (a)	26,533	27,742
1.925%, 12M LIBOR + 1.603%, 05/01/35 (a)	18,276	19,124
1.933%, 12M LIBOR + 1.557%, 01/01/35 (a)	15,279	15,946
1.951%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,489	1,494
1.963%, 12M LIBOR + 1.631%, 01/01/35 (a)	5,737	5,828
1.966%, 12M LIBOR + 1.591%, 01/01/35 (a)	19,634	20,504
1.997%, 12M LIBOR + 1.692%, 09/01/32 (a)	51,738	51,984
2.000%, 12M LIBOR + 1.750%, 08/01/35 (a)	147,914	155,194
2.002%, 12M LIBOR + 1.679%, 12/01/34 (a)	13,693	14,312
2.009%, 12M LIBOR + 1.634%, 02/01/35 (a)	11,286	11,812
2.025%, 1Y H15 + 1.900%, 02/01/31 (a)	100,754	101,170
2.060%, 12M LIBOR + 1.810%, 09/01/34 (a)	242,047	252,718
2.135%, 12M LIBOR + 1.885%, 11/01/32 (a)	20,452	20,577
2.140%, 1Y H15 + 2.067%, 10/01/28 (a)	50,732	50,861

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
2.143%, 1Y H15 + 2.095%, 10/01/35 (a)	47,945	48,285
2.153%, 1Y H15 + 2.153%, 07/01/32 (a)	13,847	13,890
2.185%, 12M LIBOR + 1.810%, 04/01/35 (a)	29,022	30,540
2.223%, 1Y H15 + 2.223%, 08/01/35 (a)	76,046	79,732
2.240%, 1Y H15 + 2.160%, 11/01/35 (a)	108,402	115,617
2.278%, 1Y H15 + 2.181%, 07/01/33 (a)	6,240	6,471
2.317%, 1Y H15 + 2.215%, 09/01/31 (a)	19,562	19,564
2.321%, 1Y H15 + 2.195%, 02/01/35 (a)	23,365	24,815
2.391%, 1Y H15 + 2.309%, 04/01/34 (a)	2,175	2,299
2.423%, 1Y H15 + 2.360%, 11/01/34 (a)	613,565	649,521
2.438%, 1Y H15 + 2.313%, 05/01/35 (a)	108,564	115,259
4.027%, COFI + 1.926%, 12/01/36 (a)	37,784	40,343
4.940%, COFI + 1.732%, 09/01/34 (a)	5,975	6,334
Fannie Mae Pool 2.310%, 08/01/22	7,812,248	7,833,924
Fannie Mae REMICS (CMO) 0.504%, 1M LIBOR + 0.400%, 09/18/31 (a)	72,545	72,763
1.002%, 1M LIBOR + 0.900%, 04/25/32 (a)	24,846	25,125
1.905%, 05/25/35 (a)	295,457	300,412
Fannie Mae-Aces 2.251%, 01/25/31 (a) (b)	21,200,000	2,755,413
Freddie Mac 10 Yr. Pool 3.500%, 10/01/23	6,510	6,846
Freddie Mac 15 Yr. Pool 3.500%, 12/01/26	52,143	54,896
3.500%, 05/01/32	123,724	130,977
3.500%, 07/01/33	309,915	327,856
3.500%, 08/01/33	9,270	9,788
3.500%, 09/01/33	389,200	410,801
3.500%, 11/01/33	807,871	851,396
3.500%, 01/01/34	88,782	93,852
3.500%, 02/01/34	150,330	158,843
3.500%, 04/01/34	1,385,368	1,464,823
3.500%, 05/01/34	596,748	630,810
3.500%, 10/01/34	119,634	126,425
3.500%, 11/01/34	52,204	55,200
3.500%, 03/01/35	184,709	194,778
4.000%, 11/01/33	997,013	1,046,860
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	36,939	39,559
4.000%, 09/01/30	154,429	165,399
4.000%, 10/01/30	8,771	9,394
5.500%, 12/01/22	38	42
5.500%, 03/01/23	12,665	13,852
5.500%, 06/01/26	579	634
5.500%, 08/01/26	361	395
5.500%, 06/01/27	14,017	15,354
5.500%, 12/01/27	18,532	20,331
5.500%, 01/01/28	12,684	13,897
5.500%, 02/01/28	2,941	3,222
5.500%, 05/01/28	31,318	34,523
5.500%, 06/01/28	49,438	54,142
6.000%, 01/01/22	303	302
6.000%, 10/01/22	24,579	26,984
6.000%, 04/01/23	2,452	2,691

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Pool
6.000%, 09/01/29	1,264,749	$1,388,042
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	154,911	169,963
4.500%, 04/01/34	8,639	9,524
4.500%, 06/01/35	29,172	32,158
4.500%, 04/01/41	59,448	65,009
4.500%, 10/01/41	19,229	20,605
5.500%, 01/01/33	602	681
5.500%, 05/01/33	684	772
5.500%, 08/01/33	1,144	1,294
5.500%, 10/01/33	1,631	1,796
5.500%, 01/01/34	961	1,090
5.500%, 09/01/34	15,074	16,864
5.500%, 01/01/35	14,672	16,669
5.500%, 07/01/35	874	989
5.500%, 10/01/35	9,170	10,054
5.500%, 11/01/35	33,957	37,518
5.500%, 12/01/35	22,163	25,286
5.500%, 01/01/36	14,706	16,774
5.500%, 02/01/36	14,082	15,445
5.500%, 04/01/36	8,270	9,275
5.500%, 06/01/36	688,435	783,877
5.500%, 07/01/36	14,704	16,770
5.500%, 08/01/36	22,784	25,005
5.500%, 10/01/36	5,953	6,657
5.500%, 12/01/36	103,401	118,100
5.500%, 02/01/37	9,070	10,242
5.500%, 03/01/37	7,567	8,660
5.500%, 04/01/37	27,554	30,430
5.500%, 06/01/37	39,499	44,439
5.500%, 07/01/37	91,065	104,119
5.500%, 08/01/37	35,027	40,108
5.500%, 09/01/37	5,977	6,841
5.500%, 10/01/37	4,459	5,105
5.500%, 11/01/37	105,163	120,377
5.500%, 12/01/37	5,665	6,390
5.500%, 01/01/38	34,362	39,356
5.500%, 02/01/38	87,526	100,251
5.500%, 03/01/38	39,376	44,701
5.500%, 04/01/38	89,050	102,007
5.500%, 05/01/38	40,510	46,409
5.500%, 06/01/38	132,171	151,020
5.500%, 07/01/38	174,794	199,905
5.500%, 08/01/38	458,091	513,277
5.500%, 09/01/38	121,204	138,738
5.500%, 10/01/38	3,766,969	4,308,046
5.500%, 11/01/38	1,503,509	1,722,222
5.500%, 12/01/38	5,321	5,835
5.500%, 01/01/39	304,530	348,749
5.500%, 02/01/39	58,187	64,857
5.500%, 03/01/39	33,000	37,792
5.500%, 06/01/39	1,084,316	1,241,153
5.500%, 09/01/39	28,282	32,274
5.500%, 02/01/40	36,141	41,360
5.500%, 03/01/40	5,818	6,658

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 05/01/40	1,148	1,314
5.500%, 08/01/40	35,033	40,013
Freddie Mac ARM Non-Gold Pool
1.595%, 12M LIBOR + 1.345%, 09/01/35 (a)	65,684	68,039
1.996%, 12M LIBOR + 1.621%, 02/01/35 (a)	4,810	4,932
2.000%, 12M LIBOR + 1.625%, 02/01/35 (a)	16,990	17,676
2.052%, 12M LIBOR + 1.677%, 01/01/35 (a)	8,045	8,302
2.053%, 12M LIBOR + 1.678%, 02/01/35 (a)	8,796	9,090
2.139%, 12M LIBOR + 1.890%, 11/01/34 (a)	12,405	13,039
2.150%, 12M LIBOR + 1.900%, 11/01/34 (a)	10,625	10,984
2.211%, 12M LIBOR + 1.961%, 08/01/32 (a)	33,990	33,987
2.215%, 1Y H15 + 2.107%, 10/01/34 (a)	17,663	18,766
2.233%, 1Y H15 + 2.108%, 02/01/35 (a)	18,280	19,464
2.276%, 12M LIBOR + 1.901%, 02/01/35 (a)	17,476	18,427
2.307%, 1Y H15 + 2.214%, 09/01/35 (a)	89,584	93,450
2.343%, 1Y H15 + 2.250%, 06/01/35 (a)	242,542	257,334
2.345%, 1Y H15 + 2.250%, 11/01/31 (a)	6,401	6,429
2.355%, 1Y H15 + 2.250%, 08/01/35 (a)	88,380	93,736
2.370%, 1Y H15 + 2.250%, 01/01/35 (a)	54,726	58,075
2.375%, 1Y H15 + 2.250%, 11/01/34 (a)	27,660	29,285
2.375%, 1Y H15 + 2.250%, 02/01/35 (a)	19,508	20,698
2.536%, 1Y H15 + 2.472%, 01/01/29 (a)	111,791	112,353
Freddie Mac Multifamily Structured Pass-Through Certificates 1.199%, 08/25/22 (a) (b)	37,903,641	207,098
Freddie Mac REMICS (CMO) 0.360%, 1M LIBOR + 0.250%, 07/15/34 (a)	11,360	11,346
1.875%, PRIME - 1.375%, 11/15/23 (a)	35,898	36,150
3.500%, 01/15/42	10,381,327	10,650,640
6.500%, 01/15/24	2,652	2,773
Freddie Mac Structured Pass-Through Certificates (CMO) 1.282%, 12M MTA + 1.200%, 10/25/44 (a)	404,841	414,680
1.284%, 12M MTA + 1.200%, 02/25/45 (a)	35,856	36,405
1.482%, 12M MTA + 1.400%, 07/25/44 (a)	1,985,788	2,043,705
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/49	3,098,042	3,195,425
4.000%, TBA (c)	11,000,000	11,649,897
5.000%, 10/15/33	4,438	4,994
5.000%, 12/15/33	12,346	13,883
5.000%, 05/15/34	3,614	4,171
5.000%, 07/15/34	582	655
5.000%, 11/15/35	1,494	1,683
5.000%, 03/15/36	1,015	1,162
5.000%, 10/15/38	259,132	298,440
5.000%, 02/15/39	42,362	48,913
5.000%, 03/15/39	74,551	86,115
5.000%, 04/15/39	429,993	495,968
5.000%, 05/15/39	1,226,640	1,414,338
5.000%, 06/15/39	383,479	441,782
5.000%, 09/15/39	155,476	180,655
5.000%, 05/15/40	13,185	15,218
5.000%, 09/15/40	138,874	160,041
5.000%, 12/15/40	10,470	12,084
5.000%, 09/15/47	39,519	44,469
5.000%, TBA (c)	15,000,000	16,875,949
7.000%, 10/15/23	279	280
7.500%, 01/15/26	875	890

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 12/20/49	18,203	$19,237
5.000%, 06/20/49	97,440	104,135
5.000%, 07/20/49	200,558	213,969
Ginnie Mae II ARM Pool
1.625%, 1Y H15 + 1.500%, 08/20/27 (a)	11,164	11,258
1.625%, 1Y H15 + 1.500%, 09/20/27 (a)	38,936	39,192
1.625%, 1Y H15 + 1.500%, 07/20/29 (a)	3,721	3,830
1.625%, 1Y H15 + 1.500%, 08/20/29 (a)	3,562	3,667
1.625%, 1Y H15 + 1.500%, 09/20/29 (a)	4,123	4,140
1.625%, 1Y H15 + 1.500%, 08/20/31 (a)	938	970
1.625%, 1Y H15 + 1.500%, 07/20/32 (a)	3,173	3,205
1.625%, 1Y H15 + 1.500%, 09/20/33 (a)	20,182	20,914
1.875%, 1Y H15 + 1.500%, 05/20/26 (a)	3,921	3,977
1.875%, 1Y H15 + 1.500%, 06/20/27 (a)	1,760	1,792
1.875%, 1Y H15 + 1.500%, 05/20/28 (a)	2,241	2,283
1.875%, 1Y H15 + 1.500%, 05/20/29 (a)	3,122	3,197
1.875%, 1Y H15 + 1.500%, 06/20/30 (a)	3,745	3,869
1.875%, 1Y H15 + 1.500%, 04/20/31 (a)	3,248	3,337
1.875%, 1Y H15 + 1.500%, 04/20/32 (a)	3,096	3,160
1.875%, 1Y H15 + 1.500%, 05/20/32 (a)	4,757	4,830
2.000%, 1Y H15 + 1.500%, 02/20/22 (a)	17	17
2.000%, 1Y H15 + 1.500%, 04/20/22 (a)	11	11
2.000%, 1Y H15 + 1.500%, 01/20/23 (a)	1,242	1,254
2.000%, 1Y H15 + 1.500%, 02/20/26 (a)	2,766	2,814
2.000%, 1Y H15 + 1.500%, 01/20/27 (a)	1,524	1,540
2.000%, 1Y H15 + 1.500%, 02/20/28 (a)	3,530	3,572
2.000%, 1Y H15 + 1.500%, 03/20/28 (a)	5,018	5,091
2.000%, 1Y H15 + 1.500%, 01/20/30 (a)	12,114	12,545
2.000%, 1Y H15 + 1.500%, 04/20/30 (a)	4,782	4,875
2.000%, 1Y H15 + 1.500%, 05/20/30 (a)	11,189	11,597
2.000%, 1Y H15 + 1.500%, 03/20/32 (a)	167	174
2.000%, 1Y H15 + 1.500%, 03/20/33 (a)	1,603	1,668
2.125%, 1Y H15 + 1.500%, 11/20/27 (a)	4,428	4,496
2.125%, 1Y H15 + 1.500%, 10/20/28 (a)	335	338
2.125%, 1Y H15 + 1.500%, 10/20/29 (a)	2,362	2,438
2.125%, 1Y H15 + 1.500%, 11/20/30 (a)	8,774	8,862
2.500%, 1Y H15 + 1.500%, 11/20/26 (a)	7,124	7,161
2.500%, 1Y H15 + 1.500%, 10/20/30 (a)	2,020	2,026
2.625%, 1Y H15 + 2.000%, 10/20/31 (a)	4,141	4,167
Government National Mortgage Association (CMO) 0.421%, 1M LIBOR + 0.340%, 12/20/62 (a)	127,199	127,084
0.681%, 1M LIBOR + 0.600%, 08/20/65 (a)	2,466,129	2,480,749
0.681%, 1M LIBOR + 0.600%, 10/20/65 (a)	4,942,078	4,963,900
0.731%, 1M LIBOR + 0.650%, 06/20/66 (a)	3,544,424	3,559,443
0.931%, 1M LIBOR + 0.850%, 09/20/66 (a)	6,052,638	6,138,551
1.032%, 12M LIBOR + 0.800%, 09/20/67 (a)	6,721,686	6,782,889
1.081%, 1M LIBOR + 1.000%, 12/20/65 (a)	17,101,586	17,402,459
1.081%, 1M LIBOR + 1.000%, 01/20/67 (a)	7,649,825	7,794,362
2.708%, 09/20/66 (a)	8,769,638	9,207,263
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.000%, TBA (c)	97,000,000	99,154,105
4.500%, TBA (c)	100,000	103,851
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	401,200,000	399,070,563
3.500%, TBA (c)	66,312,000	69,611,389
4.000%, TBA (c)	15,000,000	15,946,249

		783,074,922

U.S. Treasury—22.2%
U.S. Treasury Bonds 1.375%, 11/15/40	46,999,061	56,866,875
1.375%, 08/15/50	96,600,000	84,619,336
1.625%, 11/15/50	43,500,000	40,528,066
1.875%, 02/15/41	16,900,000	16,727,699
2.000%, 02/15/50	9,600,000	9,751,125
2.750%, 08/15/42	39,000,000	44,435,625
2.750%, 11/15/42	19,800,000	22,565,812
2.875%, 05/15/43	83,700,000	97,262,016
2.875%, 08/15/45	17,200,000	20,194,547
3.125%, 02/15/42	15,800,000	19,035,914
3.125%, 08/15/44	116,300,000	141,227,270
3.375%, 05/15/44	18,000,000	22,661,016
4.250%, 05/15/39	9,600,000	13,161,750
4.375%, 11/15/39	57,100,000	79,580,895
4.500%, 08/15/39	15,100,000	21,324,031
4.625%, 02/15/40	12,800,000	18,384,500
U.S. Treasury Notes 0.875%, 11/15/30	66,900,000	63,604,652
1.750%, 09/30/22 (d) (e)	20,400,000	20,617,547
1.750%, 06/30/24	38,200,000	39,032,641
1.875%, 07/31/22	102,600,000	103,561,875
1.875%, 08/31/22 (e)	31,200,000	31,526,625
2.000%, 10/31/22 (d) (e)	3,300,000	3,344,473
2.125%, 07/31/24 (e)	24,800,000	25,587,594
2.125%, 09/30/24 (e)	7,900,000	8,157,984
2.250%, 11/15/24	110,600,000	114,661,094
2.250%, 08/15/27	24,360,000	25,553,259
2.625%, 02/15/29	29,260,000	31,631,660

		1,175,605,881

Total U.S. Treasury & Government Agencies (Cost $1,930,628,845)		1,958,680,803

Corporate Bonds & Notes—34.4%

Aerospace/Defense—0.7%
Boeing Co. (The) 1.433%, 02/04/24	13,400,000	13,379,535
2.750%, 02/01/26	15,400,000	15,840,118
Spirit AeroSystems, Inc. 3.950%, 06/15/23	4,100,000	4,127,962
4.600%, 06/15/28	1,600,000	1,604,000

		34,951,615

Agriculture—0.4%
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	6,300,000	6,509,780
3.875%, 07/26/29 (144A)	12,800,000	13,556,783

		20,066,563

Airlines—0.4%
American Airlines Pass-Through Trust 3.700%, 10/01/26	2,438,926	2,474,318
British Airways Pass-Through Trust 4.125%, 09/20/31 (144A)†	1,516,914	1,536,179

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines Pass-Through Trust 2.875%, 10/07/28	3,942,761	$4,014,533
3.450%, 07/07/28	2,287,922	2,317,230
5.875%, 10/15/27	11,562,240	12,664,963

		23,007,223

Auto Manufacturers—4.0%
Daimler Finance North America LLC 2.550%, 08/15/22 (144A)	16,100,000	16,282,527
3.400%, 02/22/22 (144A)	10,000,000	10,040,750
Daimler Trucks Finance North America LLC 0.550%, SOFR + 0.500%, 06/14/23 (144A) (a)	14,000,000	14,016,380
Ford Motor Credit Co. LLC 1.221%, 3M LIBOR + 1.080%, 08/03/22 (a)	2,700,000	2,704,749
1.391%, 3M LIBOR + 1.235%, 02/15/23 (a)	13,000,000	12,974,390
3.264%, 3M LIBOR + 3.140%, 01/07/22 (a)	13,300,000	13,299,999
3.810%, 01/09/24	13,300,000	13,795,293
4.250%, 09/20/22	5,490,000	5,588,820
General Motors Financial Co., Inc. 1.528%, 3M LIBOR + 1.310%, 06/30/22 (a)	1,100,000	1,104,598
3.550%, 07/08/22	8,400,000	8,522,004
Hyundai Capital America 0.800%, 04/03/23 (144A)	13,000,000	12,940,775
2.100%, 09/15/28 (144A)	13,500,000	13,115,426
Nissan Motor Acceptance Co. LLC 1.850%, 09/16/26 (144A)	13,500,000	13,171,526
2.650%, 07/13/22 (144A)	2,219,000	2,238,303
2.800%, 01/13/22 (144A)	4,400,000	4,402,521
Nissan Motor Co., Ltd. 3.522%, 09/17/25 (144A)	8,100,000	8,490,248
4.345%, 09/17/27 (144A)	5,600,000	6,045,465
4.810%, 09/17/30 (144A)	14,700,000	16,439,895
Volkswagen Bank GmbH 1.875%, 01/31/24 (EUR)	4,600,000	5,432,861
2.500%, 07/31/26 (EUR)	3,000,000	3,728,256
Volkswagen Group of America Finance LLC 2.850%, 09/26/24 (144A)	13,300,000	13,752,789
4.625%, 11/13/25 (144A)	10,900,000	12,003,771

		210,091,346

Banks—8.7%
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (f)	1,700,000	280,640
4.750%, 01/15/18 (EUR) (f)	3,100,000	511,756
Bank of America Corp. 0.981%, SOFR + 0.910%, 09/25/25 (a)	4,800,000	4,741,715
1.530%, SOFR + 0.650%, 12/06/25 (a)	13,300,000	13,321,676
4.125%, 01/22/24	2,130,000	2,263,025
Barclays Bank plc 7.625%, 11/21/22	366,000	386,130
Barclays plc
1.535%, 3M LIBOR + 1.380%, 05/16/24 (a)	100,000	101,244
2.375%, 1Y GBP Swap + 1.597%, 10/06/23 (GBP) (a)	2,600,000	3,554,035
3.125%, 01/17/24 (GBP)	4,400,000	6,138,967
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	700,000	728,683

Banks—(Continued)
Barclays plc
4.610%, 3M LIBOR + 1.400%, 02/15/23 (a)	18,200,000	18,277,838
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	2,281,240
BNP Paribas S.A. 4.625%, 5Y H15 + 3.340%, 02/25/31 (144A) (a)	12,500,000	12,537,500
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	17,801,907
CIT Group, Inc. 5.250%, 03/07/25	11,000,000	12,117,930
Citigroup, Inc. 0.825%, 3M LIBOR + 0.690%, 10/27/22 (a)	1,800,000	1,807,360
Cooperative Rabobank UA 3.875%, 09/26/23 (144A)	1,200,000	1,259,228
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,892,237
Credit Suisse Group AG 1.441%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	10,400,000	10,511,488
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	15,700,000	16,335,399
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A)(a)	5,500,000	6,043,840
Deutsche Bank AG 0.962%, 11/08/23	13,600,000	13,575,789
2.222%, SOFR + 2.159%, 09/18/24 (a)	13,200,000	13,369,787
3.300%, 11/16/22	9,500,000	9,696,847
3.547%, SOFR + 3.043%, 09/18/31 (a)	13,000,000	13,682,005
Goldman Sachs Group, Inc. (The) 1.886%, 3M LIBOR + 1.750%, 10/28/27 (a)	7,500,000	7,867,950
3.750%, 05/22/25	5,375,000	5,736,246
ING Groep NV 4.625%, 01/06/26 (144A)	7,900,000	8,778,237
JPMorgan Chase & Co. 1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	13,143,244
Lloyds Bank plc 7.500%, 04/02/32 (h)	13,000,000	9,893,802
Lloyds Banking Group plc 7.625%, 5Y GBP Swap + 5.287%, 06/27/23 (GBP) (a)	11,400,000	16,487,457
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (a)	13,500,000	13,323,602
Mizuho Financial Group, Inc. 1.979%, SOFR + 1.532%, 09/08/31 (a)	12,800,000	12,314,348
2.201%, SOFR + 1.772%, 07/10/31 (a)	12,400,000	12,123,282
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	5,900,000	5,987,203
Morgan Stanley 3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	9,400,000	9,724,690
Natwest Group plc 2.000%, 3M EURIBOR + 2.039%, 03/08/23 (EUR) (a)	3,300,000	3,772,535
2.500%, 03/22/23 (EUR)	11,943,000	14,033,160
Nykredit Realkredit A/S 1.500%, 10/01/53 (DKK)	56,800,000	8,481,843
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	4,800,000	5,035,877
Santander UK Group Holdings plc 7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (a)	1,000,000	1,382,313
Shinhan Financial Group Co., Ltd. 1.350%, 01/10/26 (144A)	7,900,000	7,783,194
Societe Generale S.A. 4.250%, 09/14/23 (144A)	13,900,000	14,620,911

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	4,400,000	$4,406,305
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/25	12,500,000	12,434,539
1.902%, 09/17/28	13,500,000	13,234,435
UBS AG 7.625%, 08/17/22	3,600,000	3,739,013
UBS Group AG 4.125%, 04/15/26 (144A)	10,200,000	11,130,435
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	29,700,000	33,062,338
Virgin Money UK plc 4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	726,863
Wells Fargo & Co. 1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	8,600,000	10,344,196
2.393%, SOFR + 2.100%, 06/02/28 (a)	12,300,000	12,500,846
3.000%, 02/19/25	6,000,000	6,264,023

		463,551,153

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.500%, 06/01/50	13,000,000	16,026,636

Biotechnology—0.1%
Royalty Pharma plc 1.200%, 09/02/25	3,000,000	2,936,709

Chemicals—0.2%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A)	12,800,000	12,551,222

Commercial Services—0.2%
Rockefeller Foundation (The) 2.492%, 10/01/50	12,800,000	12,587,601

Computers—0.5%
CGI, Inc. 1.450%, 09/14/26 (144A)	13,500,000	13,201,062
Dell International LLC / EMC Corp. 4.900%, 10/01/26	900,000	1,013,691
5.450%, 06/15/23	2,560,000	2,700,527
NetApp, Inc. 2.375%, 06/22/27	7,400,000	7,593,562

		24,508,842

Distribution/Wholesale—0.1%
Toyota Tsusho Corp. 3.625%, 09/13/23	2,600,000	2,707,245

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.450%, 10/01/25	3,000,000	3,228,858
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	10,500,000	11,070,664
Blue Owl Finance LLC 3.125%, 06/10/31 (144A)	13,000,000	12,721,358

Diversified Financial Services—(Continued)
Capital One Financial Corp. 4.250%, 04/30/25	10,000,000	10,805,183
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	12,000,000	12,089,436
Jyske Realkredit A/S 1.500%, 10/01/53 (DKK)	29,100,000	4,331,018
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	13,503,533
Mitsubishi HC Capital, Inc. 3.406%, 02/28/22 (144A)	200,000	200,354
3.960%, 09/19/23 (144A)	5,045,000	5,258,269
Nomura Holdings, Inc. 2.679%, 07/16/30	9,600,000	9,556,021
OneMain Finance Corp. 6.875%, 03/15/25	11,800,000	13,127,500

		95,892,194

Electric—2.6%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30 (144A)	4,700,000	4,638,007
AES Corp. (The) 2.450%, 01/15/31	5,000,000	4,871,528
Duke Energy Corp. 0.851%, 3M LIBOR + 0.650%, 03/11/22 (a)	8,500,000	8,507,715
Duke Energy Progress LLC 2.000%, 08/15/31	13,800,000	13,480,413
Edison International 3.125%, 11/15/22	7,400,000	7,515,526
3.550%, 11/15/24	3,600,000	3,765,361
Evergy, Inc. 2.450%, 09/15/24	13,500,000	13,845,439
FirstEnergy Corp. 4.400%, 07/15/27	1,300,000	1,400,147
Pacific Gas and Electric Co. 1.750%, 06/16/22	9,900,000	9,900,032
3.150%, 01/01/26	10,900,000	11,141,238
3.300%, 12/01/27	1,600,000	1,626,254
3.400%, 08/15/24	4,500,000	4,653,240
3.450%, 07/01/25	3,600,000	3,733,782
3.500%, 06/15/25	2,700,000	2,803,426
4.250%, 08/01/23	3,000,000	3,105,409
4.550%, 07/01/30	5,000,000	5,405,986
ReNew Wind Energy AP2 / ReNew Power Pvt. Ltd. 4.500%, 07/14/28 (144A)	13,100,000	13,139,427
Southern California Edison Co. 0.520%, SOFR + 0.470%, 12/02/22 (a)	14,000,000	14,012,789
WEC Energy Group, Inc. 1.375%, 10/15/27	5,000,000	4,820,780
1.800%, 10/15/30	5,000,000	4,718,374

		137,084,873

Electronics—0.3%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	6,418,830
Flex, Ltd. 4.875%, 06/15/29	8,160,000	9,256,605

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Flex, Ltd. 5.000%, 02/15/23	1,700,000	$1,773,133

		17,448,568

Energy-Alternate Sources—0.2%
Azure Power Solar Energy Pvt. Ltd. 5.650%, 12/24/24 (144A)	8,800,000	9,232,080

Engineering & Construction—0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 03/22/23 (144A)	3,100,000	3,199,341

Food—0.1%
Danone S.A. 2.589%, 11/02/23 (144A)	3,858,000	3,955,293

Gas—0.2%
Atmos Energy Corp. 1.500%, 01/15/31	12,900,000	12,103,874

Healthcare-Services—0.2%
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	12,100,000	11,969,725

Home Builders—0.1%
DR Horton, Inc. 4.375%, 09/15/22	4,700,000	4,775,684

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 0.780%, 3M LIBOR + 0.560%, 06/24/22 (144A) (a)	10,600,000	10,620,670

Housewares—0.1%
Newell Brands, Inc. 4.350%, 04/01/23	4,876,000	5,022,280

Insurance—0.6%
Ambac Assurance Corp. 5.100%, (144A) (g)	144	194
GA Global Funding Trust 1.250%, 12/08/23 (144A)	14,000,000	13,991,938
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	625,944
Sitka Holdings LLC 5.250%, 3M LIBOR + 4.500%, 07/06/26 (144A) (a)	14,000,000	14,329,571
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,319,725

		31,267,372

Internet—0.3%
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	4,698,719
Expedia Group, Inc. 2.950%, 03/15/31	9,500,000	9,486,510

		14,185,229

Lodging—0.7%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,656,675
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,935,403
Marriott International, Inc. 3.600%, 04/15/24	10,500,000	10,979,894
4.150%, 12/01/23	14,100,000	14,805,559
MGM Resorts International 7.750%, 03/15/22	1,100,000	1,113,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,828,500

		36,319,781

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 06/01/41	13,300,000	12,967,287
4.464%, 07/23/22	14,229,000	14,439,022
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	3,934,406
Walt Disney Co. (The) 3.600%, 01/13/51	5,600,000	6,332,854

		37,673,569

Oil & Gas—0.3%
BP Capital Markets America, Inc. 4.234%, 11/06/28	4,000,000	4,514,940
Chevron Corp. 2.236%, 05/11/30	6,300,000	6,372,177
Equinor ASA 3.625%, 04/06/40	3,700,000	4,110,613
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	1,590,442	1,705,749
Shell International Finance B.V. 2.750%, 04/06/30	1,900,000	1,984,557

		18,688,036

Packaging & Containers—0.3%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	16,390,508

Pharmaceuticals—1.0%
AbbVie, Inc. 2.850%, 05/14/23	3,000,000	3,066,409
2.950%, 11/21/26	5,100,000	5,374,725
3.200%, 05/14/26	1,300,000	1,378,166
3.600%, 05/14/25	700,000	744,396
Bayer U.S. Finance LLC 1.213%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	17,400,000	17,542,985
CVS Health Corp. 2.125%, 09/15/31	14,000,000	13,709,745
3.750%, 04/01/30	3,900,000	4,275,775
CVS Pass-Through Trust 6.943%, 01/10/30	602,643	714,064

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands II B.V. 3.250%, 04/15/22 (EUR)	8,000,000	$9,107,997

		55,914,262

Pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	9,000,000	10,154,858
Enbridge, Inc. 0.660%, 3M LIBOR + 0.500%, 02/18/22 (a)	13,000,000	13,004,123
Energy Transfer L.P. 5.950%, 12/01/25	1,800,000	2,050,876
Midwest Connector Capital Co. LLC 3.625%, 04/01/22 (144A)	2,400,000	2,404,319

		27,614,176

Real Estate—0.3%
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	4,489,807
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	5,304,898
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	1,200,000	1,204,058
3.875%, 03/20/27 (144A)	1,700,000	1,858,823
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,021,298	1,750,710

		14,608,296

Real Estate Investment Trusts—4.8%
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	2,200,000	2,349,315
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	2,104,822
American Tower Corp. 3.375%, 05/15/24	16,000,000	16,706,691
3.500%, 01/31/23	1,807,000	1,855,539
Boston Properties L.P. 2.450%, 10/01/33	14,000,000	13,557,325
Brandywine Operating Partnership L.P. 4.100%, 10/01/24	7,500,000	7,920,846
Brixmor Operating Partnership L.P. 3.900%, 03/15/27	6,000,000	6,478,616
4.125%, 06/15/26	5,500,000	5,957,402
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	2,200,000	2,550,380
Digital Realty Trust L.P. 4.750%, 10/01/25	8,000,000	8,856,185
Duke Realty L.P. 2.250%, 01/15/32	13,500,000	13,239,494
EPR Properties 3.750%, 08/15/29	2,500,000	2,523,149
Equinix, Inc. 1.000%, 09/15/25	2,900,000	2,812,998
Federal Realty Investment Trust 3.500%, 06/01/30	4,900,000	5,222,433
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	5,476,260

Real Estate Investment Trusts—(Continued)
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	11,651,176
Hudson Pacific Properties L.P. 4.650%, 04/01/29	2,400,000	2,710,296
Kilroy Realty L.P. 2.650%, 11/15/33	13,300,000	12,927,450
Life Storage L.P. 2.400%, 10/15/31	13,500,000	13,269,358
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	2,000,000	2,826,667
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	9,819,356
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	12,900,000	13,211,274
Public Storage 3.094%, 09/15/27	15,500,000	16,643,409
Realty Income Corp. 3.875%, 04/15/25	10,700,000	11,509,723
SBA Tower Trust 2.328%, 01/15/28 (144A)	13,000,000	13,268,579
Service Properties Trust 4.375%, 02/15/30	11,240,000	10,340,800
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	19,105,214
Sun Communities Operating L.P. 2.700%, 07/15/31	13,200,000	13,092,587
UDR, Inc. 3.500%, 07/01/27	1,900,000	2,033,060
4.400%, 01/26/29	3,400,000	3,830,078
Welltower, Inc. 4.250%, 04/01/26	1,102,000	1,207,197

		255,057,679

Retail—0.2%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	13,100,000	12,396,966

Savings & Loans—0.1%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	5,390,000	5,644,569

Semiconductors—1.0%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	8,769,000	8,821,248
3.187%, 11/15/36 (144A)	10,800,000	10,781,188
3.500%, 02/15/41 (144A)	13,300,000	13,646,045
4.300%, 11/15/32	14,900,000	16,744,262
NXP B.V. / NXP Funding LLC 4.625%, 06/01/23 (144A)	3,902,000	4,083,586

		54,076,329

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28 (144A)	13,800,000	13,509,606

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.6%
Oracle Corp. 3.600%, 04/01/40	6,400,000	$6,418,269
3.600%, 04/01/50	10,600,000	10,378,873
VMware, Inc. 1.400%, 08/15/26	13,500,000	13,267,548

		30,064,690

Telecommunications—1.0%
Level 3 Financing, Inc. 3.875%, 11/15/29 (144A)	12,330,000	12,545,775
Sprint Communications, Inc. 6.000%, 11/15/22	1,000,000	1,040,835
Sprint Corp. 7.125%, 06/15/24	1,000,000	1,122,655
7.875%, 09/15/23	2,800,000	3,083,500
T-Mobile USA, Inc. 2.550%, 02/15/31	8,900,000	8,855,271
Verizon Communications, Inc. 2.355%, 03/15/32 (144A)	25,427,000	25,053,683

		51,701,719

Trucking & Leasing—0.2%
DAE Funding LLC 1.625%, 02/15/24 (144A)	13,300,000	13,030,143

Total Corporate Bonds & Notes (Cost $1,777,670,418)		1,822,433,667

Asset-Backed Securities—12.6%

Asset-Backed - Automobile—0.0%
OneMain Direct Auto Receivables Trust 3.430%, 12/16/24 (144A)	426,434	426,551

Asset-Backed - Credit Card—0.3%
Evergreen Credit Card Trust 1.900%, 09/16/24 (144A)	16,200,000	16,365,596

Asset-Backed - Home Equity—1.3%
Accredited Mortgage Loan Trust 0.682%, 1M LIBOR + 0.290%, 07/25/34 (a)	5,435,160	5,371,460
ACE Securities Corp. Home Equity Loan Trust 0.402%, 1M LIBOR + 0.300%, 04/25/36 (a)	3,230,917	3,186,493
0.402%, 1M LIBOR + 0.300%, 07/25/36 (a)	8,097,652	3,636,204
Asset-Backed Funding Certificates Trust 0.802%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,257,578	1,238,567
0.927%, 1M LIBOR + 0.825%, 07/25/35 (a)	7,332,243	7,434,172
Asset-Backed Securities Corp. Home Equity Loan Trust 0.182%, 1M LIBOR + 0.080%, 05/25/37 (a)	19,872	15,906
0.777%, 1M LIBOR + 0.675%, 11/25/35 (a)	339,843	339,806
Bear Stearns Asset-Backed Securities I Trust
0.352%, 1M LIBOR + 0.250%, 04/25/37 (a)	8,678,403	10,676,977
0.782%, 1M LIBOR + 0.690%, 02/25/36 (a)	1,000,000	996,245
0.902%, 1M LIBOR + 0.800%, 10/27/32 (a)	11,530	11,469

Asset-Backed - Home Equity—(Continued)
Bear Stearns Asset-Backed Securities I Trust
1.102%, 1M LIBOR + 1.000%, 10/25/37 (a)	507,067	507,110
1.107%, 1M LIBOR + 1.005%, 06/25/35 (a)	4,701,956	4,677,660
Citigroup Mortgage Loan Trust 0.262%, 1M LIBOR + 0.160%, 12/25/36 (144A) (a)	6,491,725	4,303,036
GSAA Home Equity Trust 0.762%, 1M LIBOR + 0.660%, 03/25/35 (a)	142,178	143,593
HSI Asset Securitization Corp. Trust 0.442%, 1M LIBOR + 0.340%, 12/25/36 (a)	8,996,230	3,380,279
IXIS Real Estate Capital Trust 1.047%, 1M LIBOR + 0.945%, 02/25/35 (a)	2,456,222	2,442,548
MASTR Asset-Backed Securities Trust 0.152%, 1M LIBOR + 0.050%, 08/25/36 (a)	4,995,257	2,167,374
0.262%, 1M LIBOR + 0.160%, 08/25/36 (a)	3,234,234	1,437,979
0.272%, 1M LIBOR + 0.170%, 10/25/36 (a)	2,514,076	2,502,760
Merrill Lynch Mortgage Investors Trust 0.602%, 1M LIBOR + 0.500%, 07/25/37 (a)	9,111,518	3,026,219
0.852%, 1M LIBOR + 0.750%, 06/25/36 (a)	27,109	27,108
Morgan Stanley ABS Capital I, Inc. Trust 0.162%, 1M LIBOR + 0.060%, 05/25/37 (a)	114,720	104,468
0.402%, 1M LIBOR + 0.300%, 06/25/36 (a)	181,393	166,882
NovaStar Mortgage Funding Trust 0.302%, 1M LIBOR + 0.200%, 09/25/37 (a)	4,245,114	4,176,945
Option One Mortgage Corp. Asset-Backed Certificates 0.742%, 1M LIBOR + 0.640%, 08/25/33 (a)	8,598	8,511
Option One Mortgage Loan Trust 0.242%, 1M LIBOR + 0.140%, 01/25/37 (a)	4,839,891	3,676,793
Renaissance Home Equity Loan Trust 0.972%, 1M LIBOR + 0.880%, 08/25/33 (a)	75,919	74,882
Residential Asset Securities Corp. Trust 0.402%, 1M LIBOR + 0.150%, 07/25/36 (a)	624,318	623,408
0.522%, 1M LIBOR + 0.280%, 06/25/36 (a)	2,305,579	2,301,952
0.682%, 1M LIBOR + 0.290%, 06/25/33 (a)	651,897	621,740

		69,278,546

Asset-Backed - Other—10.9%
Adagio CLO, Ltd. 0.720%, 3M EURIBOR + 0.720%, 10/15/31 (144A) (EUR) (a)	11,000,000	12,454,855
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 0.882%, 1M LIBOR + 0.780%, 05/25/34 (a)	1,463,669	1,463,712
AMMC CLO, Ltd. 1.107%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	11,661,358	11,661,334
Anchorage Capital CLO, Ltd. 1.268%, 3M LIBOR + 1.140%, 07/22/32 (144A) (a)	12,000,000	12,002,664
Ares European CLO X DAC 0.780%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	11,000,000	12,513,753
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.862%, 1M LIBOR + 0.760%, 02/25/36 (a)	4,187,185	3,865,572
Brookside Mill CLO, Ltd. 0.942%, 3M LIBOR + 0.820%, 01/17/28 (144A) (a)	3,447,490	3,448,007
BSPDF 2021-FL1 Issuer, Ltd. 1.310%, 1M LIBOR + 1.200%, 10/15/36 (144A) (a)	12,000,000	11,973,988

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies CLO, Ltd. 1.208%, 3M LIBOR + 1.080%, 04/22/32 (144A) (a)	13,500,000	$13,494,978
Catamaran CLO, Ltd. 1.228%, 3M LIBOR + 1.100%, 04/22/30 (144A) (a)	15,918,343	15,925,856
Countrywide Asset-Backed Certificates 0.242%, 1M LIBOR + 0.140%, 07/25/37 (a)	7,145,787	6,878,512
0.242%, 1M LIBOR + 0.140%, 04/25/47 (a)	2,410,392	2,358,845
0.252%, 1M LIBOR + 0.150%, 05/25/37 (a)	21,200	21,193
0.252%, 1M LIBOR + 0.150%, 06/25/47 (a)	69,920	69,713
0.322%, 1M LIBOR + 0.220%, 09/25/37 (a)	3,189,991	3,292,269
4.447%, 10/25/46 (a)	1,100,949	1,094,708
4.628%, 10/25/32 (a)	4,061,954	4,023,204
CWABS Asset-Backed Certificates Trust
0.242%, 1M LIBOR + 0.140%, 02/25/37 (a)	2,665,687	2,577,440
0.252%, 1M LIBOR + 0.150%, 09/25/46 (a)	1,749,077	1,744,324
0.252%, 1M LIBOR + 0.150%, 03/25/47 (a)	735,154	726,837
1.152%, 1M LIBOR + 1.050%, 11/25/35 (a)	2,643,220	2,643,528
First Franklin Mortgage Loan Trust 0.382%, 1M LIBOR + 0.280%, 12/25/36 (a)	5,006,227	2,810,426
0.412%, 1M LIBOR + 0.310%, 10/25/36 (a)	16,312,000	14,387,748
0.822%, 1M LIBOR + 0.720%, 10/25/35 (a)	1,390,122	1,389,295
1.032%, 1M LIBOR + 0.930%, 10/25/34 (a)	8,269,815	8,267,578
1.527%, 1M LIBOR + 1.425%, 10/25/34 (a)	2,322,075	2,340,423
Gallatin CLO, Ltd. 1.180%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	9,503,031	9,506,728
GSAMP Trust 0.272%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,543,008	1,626,072
0.687%, 1M LIBOR + 0.585%, 01/25/36 (a)	5,459,041	5,466,233
1.422%, 1M LIBOR + 1.320%, 12/25/34 (a)	4,756,126	4,253,442
Harvest CLO XX 0.680%, 3M EURIBOR + 0.680%, 10/20/31 (144A) (EUR) (a)	10,900,000	12,352,326
Home Equity Loan Trust 0.332%, 1M LIBOR + 0.230%, 04/25/37 (a)	8,821,316	8,646,694
Home Equity Mortgage Loan Asset-Backed Trust 0.322%, 1M LIBOR + 0.220%, 04/25/37 (a)	2,552,114	2,213,318
JFIN CLO, Ltd. 1.204%, 3M LIBOR + 0.990%, 09/20/29 (144A) (a)	13,000,000	12,993,201
LCM XIII L.P. 1.086%, 3M LIBOR + 0.870%, 07/19/27 (144A) (a)	13,500,000	13,488,606
Lehman XS Trust 0.902%, 1M LIBOR + 0.800%, 10/25/35 (a)	535,880	536,410
LoanCore Issuer, Ltd. 1.240%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	2,994,432	2,992,926
Long Beach Mortgage Loan Trust 0.422%, 1M LIBOR + 0.320%, 05/25/36 (a)	29,372,696	12,058,869
0.622%, 1M LIBOR + 0.520%, 08/25/45 (a)	601,553	597,669
0.882%, 1M LIBOR + 0.780%, 08/25/35 (a)	10,000,000	9,949,579
Marathon CLO, Ltd. 1.030%, 3M LIBOR + 0.870%, 11/21/27 (144A) (a)	2,619,960	2,620,224
1.274%, 3M LIBOR + 1.150%, 04/15/29 (144A) (a)	10,942,247	10,933,219
Merrill Lynch First Franklin Mortgage Loan Trust 1.352%, 1M LIBOR + 1.250%, 10/25/37 (a)	11,618,799	11,531,172
MF1, Ltd. 1.865%, SOFR + 1.814%, 11/15/35 (144A) (a)	13,000,000	13,045,689

Asset-Backed - Other—(Continued)
MidOcean Credit CLO II
1.140%, 3M LIBOR + 1.030%, 01/29/30 (144A) (a)	13,200,000	13,199,960
Morgan Stanley ABS Capital I, Inc. Trust 0.352%, 1M LIBOR + 0.250%, 07/25/36 (a)	3,276,842	2,938,641
0.722%, 1M LIBOR + 0.620%, 12/25/35 (a)	1,615,158	1,602,265
MP CLO VII, Ltd. 1.012%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	13,345,074	13,345,047
OCP CLO, Ltd. 0.924%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	47,730	47,734
OSD CLO, Ltd. 0.877%, 3M LIBOR + 0.870%, 04/17/31 (144A) (a)	13,500,000	13,483,463
OZLM XVI Ltd. 1.185%, 3M LIBOR + 1.030%, 05/16/30 (144A) (a)	13,000,000	12,999,961
Palmer Square European Loan Funding DAC 0.780%, 3M EURIBOR + 0.780%, 04/15/31 (144A) (EUR) (a)	11,500,000	13,064,596
Palmer Square Loan Funding, Ltd. 0.928%, 3M LIBOR + 0.800%, 10/15/29 (144A) (a)	13,500,000	13,503,186
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.837%, 1M LIBOR + 0.735%, 09/25/35 (a)	5,000,000	4,977,605
1.152%, 1M LIBOR + 1.050%, 10/25/34 (a)	5,190,529	5,173,791
1.902%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,636,570	4,674,589
Saxon Asset Securities Trust 0.502%, 1M LIBOR + 0.400%, 09/25/47 (a)	2,198,446	2,148,122
Sculptor CLO XXV, Ltd. 1.394%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	15,050,000	15,067,217
Securitized Asset Backed Receivables LLC Trust 0.602%, 1M LIBOR + 0.500%, 03/25/36 (a)	15,115,207	12,021,133
0.602%, 1M LIBOR + 0.500%, 05/25/36 (a)	7,399,460	5,038,610
Soundview Home Loan Trust 0.212%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,215,276	770,392
1.062%, 1M LIBOR + 0.960%, 05/25/35 (a)	547,656	547,939
Specialty Underwriting & Residential Finance Trust 0.372%, 1M LIBOR + 0.270%, 04/25/37 (a)	3,028,974	2,488,399
Starwood Commercial Mortgage Trust 1.245%, SOFR + 1.194%, 07/15/38 (144A) (a)	13,300,000	13,295,837
Stratus CLO, Ltd. 1.173%, 3M LIBOR + 0.950%, 12/29/29 (144A) (a)	13,500,000	13,500,000
Structured Asset Investment Loan Trust 0.253%, 1M LIBOR + 0.150%, 09/25/36 (a)	1,543,461	1,522,205
0.732%, 1M LIBOR + 0.630%, 11/25/35 (a)	6,330,767	6,277,086
Structured Asset Securities Corp. Mortgage Loan Trust 1.002%, 1M LIBOR + 0.900%, 08/25/37 (a)	178,087	178,340
Sunrun Demeter Issuer Trust 2.270%, 01/30/57 (144A)	13,500,000	13,405,148
Symphony CLO XVII, Ltd. 1.004%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	1,817,984	1,817,620
Symphony Static CLO I, Ltd. 0.959%, 3M LIBOR + 0.830%, 10/25/29 (144A) (a)	13,500,000	13,486,702
TCW CLO, Ltd. 1.125%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	13,000,000	13,001,378
Telos CLO, Ltd. 1.072%, 3M LIBOR + 0.950%, 04/17/28 (144A) (a)	3,454,726	3,454,436
TICP CLO III-2, Ltd. 0.972%, 3M LIBOR + 0.840%, 04/20/28 (144A) (a)	6,745,416	6,730,380

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Toro European CLO 7 DAC 0.810%, 3M EURIBOR + 0.810%, 02/15/34 (144A) (EUR) (a)	15,000,000	$17,077,494
U.S. Small Business Administration 6.220%, 12/01/28	727,665	800,885
Venture CLO, Ltd. 0.944%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	1,712,610	1,711,827
1.004%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	12,120,463	12,115,857
1.122%, 3M LIBOR + 0.990%, 07/20/30 (144A) (a)	11,000,000	10,997,239
1.182%, 3M LIBOR + 1.050%, 07/20/30 (144A) (a)	13,400,000	13,399,987
Wells Fargo Home Equity Asset-Backed Securities Trust 0.822%, 1M LIBOR + 0.720%, 12/25/35 (a)	6,432,995	6,425,749

		574,533,959

Asset-Backed - Student Loan—0.1%
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	2,210,818	2,258,120
Utah State Board of Regents 0.853%, 1M LIBOR + 0.750%, 01/25/57 (a)	4,558,047	4,491,826

		6,749,946

Total Asset-Backed Securities (Cost $641,881,934)		667,354,598

Mortgage-Backed Securities—12.3%

Collateralized Mortgage Obligations—7.6%
Adjustable Rate Mortgage Trust 2.661%, 11/25/35 (a)	155,355	135,423
American Home Mortgage Investment Trust 0.462%, 1M LIBOR + 0.360%, 12/25/46 (a)	11,522,836	11,134,670
2.246%, 6M LIBOR + 2.000%, 02/25/45 (a)	95,695	96,088
Banc of America Alternative Loan Trust 27.993%, -4 X 1M LIBOR + 28.400%, 11/25/46 (a)	464,235	619,835
Banc of America Funding Trust 2.603%, 02/20/36 (a)	652,203	656,413
2.787%, 05/25/35 (a)	291,373	300,351
3.417%, 01/20/47 (a)	75,423	73,239
Banc of America Mortgage Trust 6.000%, 05/25/37	5,473,031	5,106,897
Bayview MSR Opportunity Master Fund Trust 3.000%, 11/25/51 (144A) (a)	13,688,820	13,963,131
BCAP LLC Trust 0.522%, 1M LIBOR + 0.420%, 05/25/47 (a)	4,982,018	4,817,495
5.250%, 02/26/36 (144A) (a)	1,968,853	1,160,498
Bear Stearns Adjustable Rate Mortgage Trust 2.670%, 10/25/35 (a)	717,811	735,129
2.835%, 02/25/33 (a)	3,791	3,527
Bear Stearns ALT-A Trust 2.603%, 05/25/35 (a)	467,727	470,724
2.868%, 09/25/35 (a)	434,673	326,323
2.889%, 11/25/36 (a)	1,535,407	990,374
3.070%, 11/25/36 (a)	1,779,525	1,295,247
3.156%, 05/25/36 (a)	1,287,959	829,906

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Structured Products, Inc. Trust 2.511%, 12/26/46 (a)	402,639	359,453
2.697%, 01/26/36 (a)	472,021	392,391
Chase Mortgage Finance Trust 2.777%, 12/25/35 (a)	490,743	467,465
2.780%, 09/25/36 (a)	1,130,378	1,049,308
3.135%, 03/25/37 (a)	623,042	633,667
Chevy Chase Funding LLC Mortgage-Backed Certificate 0.352%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	12,676	12,602
CHL Mortgage Pass-Through Trust 0.502%, 1M LIBOR + 0.400%, 04/25/46 (a)	1,412,596	1,328,814
0.742%, 1M LIBOR + 0.640%, 03/25/35 (a)	274,217	269,557
2.813%, 09/20/36 (a)	1,523,854	1,465,761
5.750%, 06/25/37	1,019,129	702,515
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	845,943	848,694
Citigroup Mortgage Loan Trust 0.753%, 1M LIBOR + 0.650%, 10/25/36 (a)	4,678,424	3,852,369
2.190%, 1Y H15 + 2.100%, 09/25/35 (a)	420,288	439,649
2.210%, 1Y H15 + 2.150%, 09/25/35 (a)	101,004	105,723
2.470%, 1Y H15 + 2.400%, 10/25/35 (a)	608,853	620,344
2.602%, 10/25/46 (a)	737,795	729,230
Countrywide Alternative Loan Trust
0.622%, 1M LIBOR + 0.520%, 06/25/46 (a)	5,289,892	4,927,646
1.562%, 12M MTA + 1.480%, 01/25/36 (a)	494,712	499,861
4.898%, -1 X 1M LIBOR + 5.000%, 05/25/35 (a) (b)	568,341	70,936
5.500%, 02/25/36	1,714,608	1,532,443
6.000%, 03/25/35	8,837,497	8,476,527
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	2,140,337	2,205,333
6.000%, 02/25/37	8,329,017	5,093,483
6.000%, 04/25/37	2,707,186	1,732,241
6.000%, 07/25/37	4,139,310	2,883,088
Countrywide Home Reperforming Loan REMIC Trust 0.442%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	829,377	802,289
Credit Suisse First Boston Mortgage Securities Corp. 0.593%, 03/25/32 (144A) (a)	31,079	29,774
6.000%, 11/25/35	947,186	879,944
Credit Suisse Mortgage Trust 0.242%, 10/27/36 (144A) (a)	11,983,054	11,732,734
Downey Savings & Loan Association Mortgage Loan Trust 2.487%, 07/19/44 (a)	229,545	226,685
First Horizon Mortgage Pass-Through Trust 2.773%, 08/25/35 (a)	72,447	57,106
GCAT LLC 2.981%, 09/25/25 (144A) (h)	6,113,596	6,158,978
Gemgarto plc 0.639%, 3M SONIA + 0.590%, 12/16/67 (144A) (GBP) (a)	9,015,042	12,220,894
GreenPoint Mortgage Funding Trust 0.542%, 1M LIBOR + 0.440%, 06/25/45 (a)	26,917	25,714
GS Mortgage-Backed Securities Trust 2.500%, 01/25/52 (144A) (a)	13,071,085	13,086,914
GSR Mortgage Loan Trust 2.658%, 04/25/36 (a)	1,025,027	831,252
2.851%, 09/25/35 (a)	10,443	10,671
2.873%, 01/25/36 (a)	1,764,300	1,813,368
6.000%, 03/25/32	64	68

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust 0.544%, 1M LIBOR + 0.440%, 05/19/35 (a)	389,590	$375,180
Hawksmoor Mortgages plc 1.100%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	36,673,572	49,746,584
IndyMac ARM Trust 1.544%, 01/25/32 (a)	6,309	6,366
1.659%, 01/25/32 (a)	263	257
IndyMac INDX Mortgage Loan Trust 0.342%, 1M LIBOR + 0.240%, 07/25/36 (a)	2,514,241	2,438,402
0.522%, 1M LIBOR + 0.420%, 05/25/46 (a)	4,063,605	3,929,657
JPMorgan Alternative Loan Trust 0.462%, 1M LIBOR + 0.360%, 05/25/36 (a)	1,064,572	1,061,029
JPMorgan Mortgage Trust 2.301%, 07/25/35 (a)	448,895	467,013
3.000%, 02/25/52 (i) (j)	13,000,000	13,260,674
3.253%, 12/26/37 (144A) (a)	5,880,153	5,459,725
5.750%, 01/25/36	189,878	120,298
Legacy Mortgage Asset Trust 2.882%, 10/25/59 (144A) (h)	12,483,416	12,520,954
3.000%, 06/25/59 (144A) (h)	10,773,292	10,790,116
Lehman Mortgage Trust 0.703%, 1M LIBOR + 0.600%, 08/25/36 (a)	3,549,726	2,591,185
Lehman XS Trust 0.302%, 1M LIBOR + 0.200%, 03/25/47 (a)	11,471,632	11,711,285
MASTR Alternative Loan Trust 0.502%, 1M LIBOR + 0.400%, 03/25/36 (a)	614,076	42,826
6.500%, 02/25/35	3,625,340	3,907,065
MASTR Asset Securitization Trust 6.000%, 06/25/36	195,898	164,092
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (a)	4,595,686	4,737,870
Mill City Mortgage Loan Trust 3.250%, 08/25/59 (144A) (a)	8,400,000	8,742,696
Morgan Stanley Re-REMIC Trust 1.109%, 03/26/37 (144A) (h)	1,606,523	1,639,797
MortgageIT Mortgage Loan Trust 0.562%, 1M LIBOR + 0.460%, 04/25/36 (a)	1,791,298	1,725,683
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (h)	692,544	449,958
OBX Trust 0.752%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	8,198,797	8,204,678
RBSSP Resecuritization Trust 0.572%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	4,377,088	4,327,822
Residential Asset Securitization Trust 6.000%, 06/25/36	2,891,150	1,673,553
Sequoia Mortgage Trust 0.744%, 1M LIBOR + 0.640%, 04/19/27 (a)	195,423	191,973
0.804%, 1M LIBOR + 0.700%, 07/20/33 (a)	114,621	115,001
Structured Adjustable Rate Mortgage Loan Trust 2.641%, 04/25/35 (a)	2,075,956	2,075,648
2.792%, 08/25/35 (a)	58,705	56,391
2.944%, 01/25/35 (a)	273,854	277,701
3.023%, 10/25/36 (a)	6,643,133	4,377,686
Structured Asset Mortgage Investments II Trust 0.604%, 1M LIBOR + 0.500%, 07/19/35 (a)	265,880	258,635

Collateralized Mortgage Obligations—(Continued)
Towd Point Mortgage Funding 0.950%, 3M SONIA + 0.900%, 07/20/45 (144A) (GBP) (a)	11,137,014	15,100,101
0.950%, 3M SONIA + 0.900%, 05/20/45 (GBP) (a)	25,997,929	35,260,367
1.097%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	18,068,965	24,615,094
UWM Mortgage Trust 2.500%, 11/25/51 (144A) (a)	18,309,071	18,285,470
2.500%, 12/25/51 (144A) (a)	13,337,706	13,319,847
WaMu Mortgage Pass-Through Certificates Trust 0.602%, 1M LIBOR + 0.500%, 02/25/45 (a)	4,682,856	4,764,164
1.482%, 12M MTA + 1.400%, 06/25/42 (a)	32,726	32,663
2.814%, 06/25/37 (a)	3,768,420	3,680,749
Wells Fargo Mortgage-Backed Securities Trust 2.380%, 09/25/33 (a)	102,011	103,330

		403,900,346

Commercial Mortgage-Backed Securities—4.7%
1211 Avenue of the Americas Trust 3.901%, 08/10/35 (144A)	12,100,000	12,852,361
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	11,600,000	12,255,618
ACRES Commercial Realty Corp. 2.665%, SOFR + 2.614%, 04/17/37 (144A) (a)	564,122	564,302
Arbor Multifamily Mortgage Securities Trust 2.756%, 05/15/53 (144A)	7,500,000	7,799,717
AREIT Trust 1.190%, 1M LIBOR + 1.080%, 07/17/26 (144A) (a)	13,500,000	13,461,155
2.785%, SOFR + 2.734%, 04/15/37 (144A) (a)	2,782,162	2,783,352
Benchmark Mortgage Trust 4.016%, 03/15/52	13,000,000	14,593,289
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	11,600,000	12,250,694
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,425,815	2,518,075
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	11,950,000	13,154,004
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	1,042,119
DOLP Trust 2.956%, 05/10/41 (144A)	13,200,000	13,799,570
Extended Stay America Trust 1.190%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,927,543	13,945,876
GCT Commercial Mortgage Trust 0.910%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	4,000,000	3,995,198
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,876,581
GS Mortgage Securities Trust 3.278%, 11/10/49 (a)	2,456,273	2,555,725
3.602%, 10/10/49 (144A) (a)	13,346,000	13,591,621
JPMorgan Chase Commercial Mortgage Securities Trust 2.450%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	8,836,161	8,756,501
LoanCore Issuer, Ltd. 0.965%, SOFR + 0.914%, 07/15/35 (144A) (a)	7,694,142	7,702,813
LUXE Trust 2021-TRIP 1.160%, 1M LIBOR + 1.050%, 10/15/38 (144A) (a)	13,500,000	13,493,764

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Manhattan West Mortgage Trust 2.130%, 09/10/39 (144A)	12,300,000	$12,257,683
MF1 Multifamily Housing Mortgage Loan Trust 1.015%, SOFR + 0.964%, 07/15/36 (144A) (a)	12,606,483	12,570,415
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	9,800,066	10,124,990
Morgan Stanley Capital I Trust 2.428%, 04/05/42 (144A) (a)	7,500,000	7,531,520
NYO Commercial Mortgage Trust 2021-1290 1.205%, 1M LIBOR + 1.095%, 11/15/38 (144A) (a)	14,000,000	13,923,799
Ready Capital Mortgage Financing 2021-FL7 LLC 1.280%, 1M LIBOR + 1.200%, 11/25/36 (144A) (a)	9,799,473	9,790,222

		246,190,964

Total Mortgage-Backed Securities (Cost $640,408,957)		650,091,310

Foreign Government—4.1%

Provincial—0.2%
Province of Ontario Canada 3.150%, 06/02/22 (CAD)	9,300,000	7,436,397
Province of Quebec Canada 3.500%, 12/01/22 (CAD)	3,300,000	2,674,071

		10,110,468

Regional Government—0.3%
Japan Finance Organization for Municipalities 3.375%, 09/27/23 (144A)	14,000,000	14,593,428

Sovereign—3.6%
Brazil Letras do Tesouro Nacional 7.766%, 07/01/22 (BRL) (I)	549,700,000	93,546,604
9.674%, 04/01/22 (BRL) (I)	30,700,000	5,377,218
Israel Government International Bond 2.750%, 07/03/30	14,500,000	15,410,542
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	5,720,257
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	11,933,878
Kuwait International Government Bond 2.750%, 03/20/22	7,000,000	7,035,000
Peruvian Government International Bonds 5.940%, 02/12/29 (PEN)	23,200,000	5,947,000
6.350%, 08/12/28 (PEN)	71,800,000	18,872,383
6.950%, 08/12/31 (PEN)	7,000,000	1,879,172
8.200%, 08/12/26 (PEN)	24,300,000	6,936,385
Qatar Government International Bonds 4.500%, 04/23/28	15,500,000	17,797,100
5.103%, 04/23/48	1,500,000	2,029,992

		192,485,531

Total Foreign Government (Cost $233,251,214)		217,189,427

Municipals—1.0%
Security Description	Shares/ Principal Amount*	Value
City of Chicago General Obligation Unlimited 7.750%, 01/01/42	1,939,000	2,207,933
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22	6,140,000	6,137,968
New York State Urban Development Corp. 1.346%, 03/15/26	8,100,000	8,072,776
Sales Tax Securitization Corp. 3.007%, 01/01/33	10,100,000	10,351,846
3.057%, 01/01/34	2,000,000	2,044,408
State Board of Administration Finance Corp. 1.258%, 07/01/25	12,800,000	12,737,576
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	7,034,773
Tobacco Settlement Finance Authority 1.820%, 06/01/26	2,250,000	2,235,160

Total Municipals (Cost $49,382,200)		50,822,440

Preferred Stock—0.8%

Wireless Telecommunication Services—0.8%
AT&T Mobility II LLC, 7.000% † (i) (j) (Cost $44,469,020)	1,644,083	42,858,168

Floating Rate Loans (k)—0.2%

Investment Companies—0.1%
Castlelake L.P. First Lien Term Loan, 2.950%, 1M LIBOR + 2.950%, 05/13/31 (i) (j)	8,323,037	8,279,263

Media—0.1%
CSC Holdings LLC Term Loan B5, 2.610%, 3M LIBOR + 2.500%, 04/15/27	5,239,181	5,182,425

Total Floating Rate Loans (Cost $13,531,580)		13,461,688

Short-Term Investments—9.5%

Repurchase Agreements—1.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.040%, due on 01/03/22 with a maturity value of $41,700,139; collateralized by U.S. Treasury Note at 2.500%, maturing 08/15/23, with market value of $42,467,799.	41,700,000	41,700,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $48,772,204; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $49,747,701.	48,772,204	48,772,204

		90,472,204

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—7.8%
U.S. Treasury Bills 0.030%, 02/22/22 (d) (e) (l) (m)	5,900,000	$5,899,856
0.034%, 01/04/22 (l)	4,402,000	4,402,004
0.034%, 01/25/22 (l)	89,200,000	89,198,978
0.050%, 02/10/22 (d) (l) (m)	1,100,000	1,099,962
0.050%, 02/17/22 (l)	38,700,000	38,698,549
0.050%, 02/24/22 (l)	32,500,000	32,498,709
0.050%, 03/10/22 (d) (e) (l) (m)	76,000,000	75,994,078
0.050%, 03/17/22 (l)	90,100,000	90,089,906
0.050%, 03/31/22 (l)	56,100,000	56,092,859
0.053%, 03/22/22 (d) (e) (l) (m)	4,800,000	4,799,293
0.070%, 03/29/22 (d) (e) (l) (m)	14,700,000	14,697,831

		413,472,025

Total Short-Term Investments (Cost $503,940,245)		503,944,229

Total Purchased Options—0.0% (n) (Cost $1,648,831)		761,125
Total Investments—111.8% (Cost $5,836,813,244)		5,927,597,455
Other assets and liabilities (net)—(11.8)%		(623,976,962)

Net Assets—100.0%		$5,303,620,493

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $44,394,347 which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $13,012,082.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $55,175,450.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Perpetual bond with no specified maturity date.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 1.2% of net assets.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	The rate shown represents current yield to maturity.
(m)	All or a portion of the security was pledged as collateral against open OTC option, OTC swap and forward foreign currency contracts. As of December 31, 2021, the market value of securities pledged was $7,923,210.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $1,552,753,493, which is 29.3% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
AT&T Mobility II LLC , 7.000%,	09/24/20	1,644,083	$44,469,020	$42,858,168
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	1,516,914	1,607,928	1,536,179

				$44,394,347

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(13,000,000)	$(13,383,906)	$(13,230,102)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(13,400,000)	(13,643,137)	(13,637,182)

Totals				$(27,027,043)	$(26,867,284)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	68,586,699	BNP	01/07/22	USD	49,104,510	$796,016
AUD	7,377,980	JPMC	01/07/22	USD	5,310,670	57,209
AUD	8,224,000	JPMC	01/07/22	USD	5,887,427	95,977
AUD	24,323,321	UBSA	01/07/22	USD	17,392,683	303,847
BRL	19,800,000	BNP	01/04/22	USD	3,487,475	67,283
BRL	158,231,959	CSI	01/04/22	USD	28,354,441	53,451
BRL	158,231,959	GSBU	01/04/22	USD	27,811,468	596,424
BRL	10,100,000	JPMC	01/04/22	USD	1,773,174	40,111
BRL	19,800,000	JPMC	01/04/22	USD	3,548,069	6,688
BRL	158,231,959	CSI	02/02/22	USD	27,621,883	592,803
CAD	6,094,000	BNP	01/07/22	USD	4,782,772	34,802
CAD	17,914,000	GSBU	01/07/22	USD	14,060,412	101,388
CAD	9,506,000	JPMC	01/07/22	USD	7,436,691	78,218
CLP	824,592,000	BNP	01/27/22	USD	957,997	6,852
CLP	2,007,749,600	CBNA	02/02/22	USD	2,396,855	(49,625)
CLP	13,098,298,691	UBSA	02/28/22	USD	16,579,915	(1,334,508)
EUR	1,174,000	DBAG	02/17/22	USD	1,332,655	5,123
GBP	859,000	BNP	02/17/22	USD	1,133,827	28,711
GBP	2,034,000	BNP	02/17/22	USD	2,741,660	11,080
GBP	3,280,000	BNP	02/17/22	USD	4,366,404	72,624
GBP	1,127,000	BBP	02/17/22	USD	1,515,409	9,830
GBP	999,000	GSBU	02/17/22	USD	1,342,610	9,399
GBP	1,329,000	GSBU	02/17/22	USD	1,772,969	25,649
GBP	1,198,000	JPMC	02/17/22	USD	1,612,360	8,969
JPY	4,728,600,000	BBP	02/17/22	USD	41,809,362	(688,758)
JPY	2,583,900,000	GSBU	02/17/22	USD	22,771,076	(301,100)
JPY	1,422,400,000	JPMC	02/17/22	USD	12,529,262	(159,861)
MXN	474,817,000	BNP	01/12/22	USD	23,186,915	(27,369)
MXN	474,817,000	BNP	03/04/22	USD	22,681,835	269,267
MYR	1,437,265	GSBU	03/16/22	USD	339,498	4,451
NOK	397,115,000	GSBU	02/17/22	USD	45,606,419	(549,342)
PEN	47,836,035	CBNA	01/18/22	USD	11,724,231	253,412
RUB	112,000	GSBU	01/24/22	USD	1,525	(38)

Contracts to Deliver
AUD	69,235,000	BBP	01/07/22	USD	48,857,007	(1,515,193)
AUD	21,955,000	DBAG	01/07/22	USD	15,431,831	(541,616)
AUD	16,686,000	JPMC	01/07/22	USD	11,855,465	(284,501)
BRL	19,800,000	BNP	01/04/22	USD	3,548,069	(6,688)
BRL	158,231,959	CSI	01/04/22	USD	27,808,780	(599,112)
BRL	158,231,959	GSBU	01/04/22	USD	28,354,441	(53,451)
BRL	29,900,000	JPMC	01/04/22	USD	5,230,473	(137,570)
BRL	20,300,000	BNP	04/04/22	USD	3,494,818	(66,773)
BRL	10,400,000	JPMC	04/04/22	USD	1,785,254	(39,403)
BRL	549,700,000	JPMC	07/05/22	USD	100,032,756	6,172,036
CAD	29,226,000	DBAG	01/07/22	USD	22,830,405	(274,027)
CAD	6,254,533	GSBU	01/07/22	USD	4,894,519	(49,963)
CAD	9,775,333	JPMC	01/07/22	USD	7,706,670	(21,158)
CAD	1,768,463	JPMC	01/07/22	USD	1,385,722	(12,325)
CAD	1,947,031	UBSA	01/07/22	USD	1,525,212	(14,001)
CLP	392,358,600	BNP	01/24/22	USD	452,000	(7,294)
CLP	1,036,765,500	CBNA	01/24/22	USD	1,191,000	(22,634)
CLP	824,592,000	CBNA	01/27/22	USD	960,000	(4,849)
CLP	1,197,120,000	CBNA	01/31/22	USD	1,392,000	(7,937)
CLP	824,592,000	BNP	02/02/22	USD	957,188	(6,830)
CLP	6,440,965,245	CBNA	02/03/22	USD	7,551,000	22,042

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	4,942,877,745	CBNA	02/04/22	USD	5,828,000	$51,012
DKK	5,315,000	BNP	04/01/22	USD	832,233	17,017
DKK	60,865,000	CBNA	04/01/22	USD	9,519,680	184,197
DKK	11,880,000	JPMC	04/01/22	USD	1,862,304	40,148
EUR	3,934,724	CBNA	02/17/22	USD	4,511,879	28,247
EUR	106,296,000	GSBU	02/17/22	USD	121,112,631	(12,051)
EUR	15,348,000	JPMC	02/17/22	USD	17,393,815	(95,288)
GBP	4,545,000	GSBU	02/17/22	USD	6,028,558	(122,474)
GBP	141,480,000	UBSA	02/17/22	USD	190,112,335	(1,361,374)
JPY	262,300,000	BNP	02/17/22	USD	2,316,465	35,466
KRW	167,905,257	JPMC	03/16/22	USD	142,016	967
MXN	474,817,000	BNP	01/12/22	USD	22,904,271	(255,274)
MXN	169,523,000	GSBU	03/18/22	USD	8,156,340	(16,101)
MXN	306,679,000	CBNA	04/18/22	USD	14,132,152	(563,941)
PEN	27,163,183	CBNA	01/18/22	USD	6,588,208	(213,169)
PEN	20,672,852	CBNA	01/18/22	USD	5,229,000	52,734
PEN	43,078,227	GSBU	01/24/22	USD	10,432,332	(350,934)
PEN	7,332,581	GSBU	02/10/22	USD	1,816,389	(17,518)
PEN	16,140,384	CBNA	03/17/22	USD	3,896,291	(131,880)
PEN	21,528,747	CBNA	03/28/22	USD	5,195,036	(173,801)
PEN	13,145,475	CBNA	05/13/22	USD	3,245,636	(21,388)
PEN	3,891,605	CBNA	05/31/22	USD	941,571	(24,298)
PEN	47,836,035	CBNA	12/06/22	USD	11,405,826	(276,153)
SEK	1,040,000	GSBU	02/17/22	USD	118,036	2,904

Net Unrealized Depreciation						$(275,216)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/22/22	7,661	USD	999,521,094	$3,105,400
U.S. Treasury Note 5 Year Futures	03/31/22	2,138	USD	258,647,892	(275,823)
U.S. Treasury Ultra Long Bond Futures	03/22/22	109	USD	21,486,625	131,650

Futures Contracts—Short
Euro-Bund Futures	03/08/22	(43)	EUR	(7,368,910)	127,727
Euro-Buxl 30 Year Bond Futures	03/08/22	(110)	EUR	(22,741,400)	1,408,750
U.S. Treasury Long Bond Futures	03/22/22	(486)	USD	(77,972,625)	(412,622)
United Kingdom Long Gilt Bond Futures	03/29/22	(122)	GBP	(15,237,800)	61,047

Net Unrealized Appreciation					$4,146,129

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 30 Yr. IRS	0.900%	GSBU	1M SONIA	Receive	03/15/22	15,600,000	GBP	15,600,000	$1,648,831	$761,125	$(887,706)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	0.870%	GSBU	3M LIBOR	Receive	11/02/22	(442,000,000)	USD	(442,000,000)	$(880,555)	$(447,171)	$433,384
Put - OTC - 1 Yr. IRS	1.270%	GSBU	3M LIBOR	Pay	11/02/22	(442,000,000)	USD	(442,000,000)	(880,555)	(1,128,205)	(247,650)
Put - OTC - 10 Yr. IRS	0.800%	GSBU	1M SONIA	Pay	03/15/22	(42,100,000)	GBP	(42,100,000)	(1,600,372)	(1,314,769)	285,603

Totals									$(3,361,482)	$(2,890,145)	$471,337

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 100.734	01/06/22	(38,000,000)	USD	(38,000,000)	$(100,938)	$(2,770)	$98,168
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 100.078	01/06/22	(13,500,000)	USD	(13,500,000)	(60,117)	(14,935)	45,182
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 100.484	03/07/22	(14,000,000)	USD	(14,000,000)	(31,719)	(26,797)	4,922

Total							$(192,774)	$(44,502)	$148,272

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Eurodollar 2-Year Midcurve Futures	USD 98.375	01/14/22	(1,000)	USD	(2,500,000)	$(373,620)	$(187,500)	$186,120

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	10.120%	Maturity	01/04/27	BRL	25,600,000	$(41,493)	$—	$(41,493)
Pay	1 Day CDI	Maturity	10.206%	Maturity	01/04/27	BRL	104,900,000	(123,614)	—	(123,614)
Pay	1 Day CDI	Maturity	10.665%	Maturity	01/02/24	BRL	64,600,000	(36,828)	—	(36,828)
Pay	1 Day CDI	Maturity	10.755%	Maturity	01/02/24	BRL	247,900,000	(80,553)	—	(80,553)
Pay	1 Day CDI	Maturity	10.833%	Maturity	01/02/24	BRL	49,801,000	(6,484)	—	(6,484)
Pay	1 Day CDI	Maturity	10.995%	Maturity	01/02/24	BRL	266,600,000	92,961	—	92,961
Pay	1 Day CDI	Maturity	3.345%	Maturity	01/03/22	BRL	20,000,000	(40,757)	43	(40,800)
Pay	1 Day CDI	Maturity	3.350%	Maturity	01/03/22	BRL	508,000,000	(1,025,857)	1,076	(1,026,933)
Pay	1 Day CDI	Maturity	3.360%	Maturity	01/03/22	BRL	2,382,100,000	(3,018,219)	36,212	(3,054,431)
Pay	1 Day CDI	Maturity	3.700%	Maturity	01/03/22	BRL	477,800,000	(832,759)	6,233	(838,992)
Pay	1 Day CDI	Maturity	3.978%	Maturity	01/03/22	BRL	196,200,000	(284,123)	—	(284,123)
Pay	12M SOFR	Annually	1.400%	Annually	12/07/24	USD	149,300,000	72,654	60,815	11,839
Pay	3M CDOR	Semi-Annually	1.235%	Semi-Annually	03/04/25	CAD	20,700,000	(265,893)	229,621	(495,514)
Pay	3M LIBOR	Semi-Annually	2.800%	Semi-Annually	08/22/23	USD	51,400,000	1,691,756	2,181,962	(490,206)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/15/22	JPY	1,658,910,000	(688)	(238)	(450)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/16/22	JPY	542,000,000	(228)	(78)	(150)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/17/22	JPY	608,000,000	(259)	121	(380)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/17/22	JPY	1,830,000,000	(780)	(262)	(518)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/19/22	JPY	589,000,000	(266)	(81)	(185)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	2,390,000,000	(1,080)	(331)	(749)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	6,210,000,000	(2,807)	(861)	(1,946)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	04/07/22	JPY	260,000,000	(139)	46	(185)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	04/22/22	JPY	570,000,000	(351)	(47)	(304)
Pay	6M TONA	Semi-Annually	0.000%	Semi-Annually	05/12/22	JPY	870,000,000	(628)	(29)	(599)
Pay	6M TONA	Annually	0.000%	Annually	03/17/24	JPY	10,670,000,000	72,481	129,844	(57,363)
Pay	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	06/18/22	JPY	8,640,000,000	19,739	(38,367)	58,106
Pay	6M TONA	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	8,640,000,000	1,530,556	2,098,374	(567,818)
Receive	1 Day CDI	Maturity	2.850%	Maturity	01/03/22	BRL	187,600,000	516,194	(1,760)	517,954

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1 Day CDI	Maturity	2.859%	Maturity	01/03/22	BRL	126,000,000	$341,179	$1,155	$340,024
Receive	1 Day CDI	Maturity	2.860%	Maturity	01/03/22	BRL	83,200,000	229,143	770	228,373
Receive	1 Day CDI	Maturity	2.860%	Maturity	01/03/22	BRL	68,600,000	188,468	643	187,825
Receive	1 Day CDI	Maturity	2.870%	Maturity	01/03/22	BRL	41,700,000	112,972	379	112,593
Receive	1 Day CDI	Maturity	2.871%	Maturity	01/03/22	BRL	68,000,000	183,697	616	183,081
Receive	1 Day CDI	Maturity	2.883%	Maturity	01/03/22	BRL	47,000,000	124,980	372	124,608
Receive	12M SONIA	Annually	0.750%	Annually	03/16/52	GBP	79,700,000	2,405,408	326,839	2,078,569
Receive	12M SONIA	Annually	0.750%	Annually	09/21/52	GBP	4,700,000	137,634	306,298	(168,664)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/15/22	JPY	1,658,910,000	(2,421)	3,928	(6,349)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/16/22	JPY	542,000,000	(628)	1,237,528	(1,238,156)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/17/22	JPY	608,000,000	(725)	1,125	(1,850)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/17/22	JPY	1,830,000,000	(2,183)	3,385	(5,568)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/19/22	JPY	589,000,000	(722)	995	(1,717)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	2,390,000,000	(2,930)	4,050	(6,980)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	03/20/22	JPY	6,210,000,000	(7,612)	10,523	(18,135)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	04/07/22	JPY	260,000,000	(261)	249	(510)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	04/22/22	JPY	570,000,000	(971)	611	(1,582)
Receive	6M LIBOR	Semi-Annually	0.000%	Semi-Annually	05/12/22	JPY	870,000,000	(1,539)	428	(1,967)
Receive	6M TONA	Semi-Annually	0.000%	Semi-Annually	06/18/22	JPY	8,640,000,000	7,984	479	7,505
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(758,356)	(1,061,652)	303,296
Receive	6M TONA	Semi-Annually	0.350%	Semi-Annually	03/17/51	JPY	608,000,000	302,837	328,900	(26,063)
Receive	6M TONA	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(559,644)	(693,029)	133,385
Receive	6M TONA	Semi-Annually	0.520%	Semi-Annually	03/16/51	JPY	542,000,000	46,210	959,477	(913,267)
Receive	6M TONA	Semi-Annually	0.538%	Semi-Annually	03/15/51	JPY	1,658,910,000	70,807	17,283	53,524
Receive	6M TONA	Semi-Annually	0.557%	Semi-Annually	03/17/51	JPY	1,830,000,000	(7,083)	36,772	(43,855)
Receive	6M TONA	Semi-Annually	0.570%	Semi-Annually	03/19/51	JPY	589,000,000	(21,556)	11,522	(33,078)
Receive	6M TONA	Semi-Annually	0.572%	Semi-Annually	04/07/51	JPY	260,000,000	(10,154)	4,011	(14,165)
Receive	6M TONA	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	(596,606)	(653,033)	56,427
Receive	6M TONA	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	(403,206)	(436,385)	33,179

Totals								$7,257	$5,116,532	$(5,109,275)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.622%	USD	4,100,000	$(356,811)	$(292,304)	$(64,507)
CDX.NA.HY.36 V1	(5.000%)	Quarterly	06/20/26	2.771%	USD	7,800,000	(703,708)	(643,433)	(60,275)

Totals							$(1,060,519)	$(935,737)	$(124,782)

Centrally Cleared Credit Default Swaps on Corporate Issues and Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 1.124%, due 04/24/23	1.000%	Quarterly	12/20/22	0.277%	USD	13,000,000	$91,949	$89,645	$2,304
CDX.NA.IG.35.V1	1.000%	Quarterly	12/20/25	0.389%	USD	900,000	21,403	16,547	4,856
CDX.NA.IG.36.V1	1.000%	Quarterly	06/20/26	0.441%	USD	2,800,000	68,032	62,050	5,982
CDX.NA.IG.37.V1	1.000%	Quarterly	12/20/26	0.493%	USD	59,300,000	1,440,575	1,343,809	96,766
Citigroup, Inc. 2.876%, due 07/24/23	1.000%	Quarterly	12/20/22	0.291%	USD	13,200,000	91,608	89,726	1,882
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.301%	USD	4,800,000	66,168	46,340	19,828
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.338%	USD	2,900,000	47,195	28,643	18,552
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/26	0.605%	USD	4,700,000	80,238	44,042	36,196

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Centrally Cleared Credit Default Swaps on Corporate Issues and Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/26	0.674%	USD	500,000	$7,770	$5,503	$2,267
ITRX.EUR.34.V1	1.000%	Quarterly	12/20/25	0.354%	EUR	49,200,000	1,445,670	1,176,182	269,488
ITRX.EUR.35.V1	1.000%	Quarterly	06/20/26	0.426%	EUR	7,700,000	225,508	204,512	20,996
ITRX.EUR.36.V1	1.000%	Quarterly	12/20/26	0.477%	EUR	49,300,000	1,455,680	1,385,976	69,704
ITRX.EUR.XOVER 36.V1	5.000%	Quarterly	12/20/26	2.421%	EUR	136,500,000	18,345,894	18,004,025	341,869
JPMorgan Chase & Co. 3.200%, due 01/25/23	1.000%	Quarterly	12/20/22	0.254%	USD	13,000,000	94,874	90,925	3,949
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	1.129%	EUR	6,200,000	(22,313)	(301,279)	278,966
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	1.254%	EUR	5,000,000	(42,341)	(314,171)	271,830
Stellantis NV 5.250%, due 04/15/23	5.000%	Quarterly	12/20/26	1.031%	EUR	3,200,000	700,784	685,098	15,686

Totals							$24,118,694	$22,657,573	$1,461,121

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	GSI	2.026%	USD	3,300,000	$(158,387)	$(85,110)	$(73,277)
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	JPMC	2.026%	USD	10,700,000	(513,559)	(275,964)	(237,595)
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.169%	USD	14,280,000	(59,030)	(280,688)	221,658
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	GSI	0.966%	USD	11,900,000	11,694	43,652	(31,958)
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	JPMC	0.966%	USD	300,000	295	844	(549)

Totals								$(718,987)	$(597,266)	$(121,721)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC) —	Designated Activity Company
(ICE) —	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,958,680,803	$—	$1,958,680,803
Total Corporate Bonds & Notes*	—	1,822,433,667	—	1,822,433,667
Total Asset-Backed Securities*	—	667,354,598	—	667,354,598
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	390,639,672	13,260,674	403,900,346
Commercial Mortgage-Backed Securities	—	246,190,964	—	246,190,964
Total Mortgage-Backed Securities	—	636,830,636	13,260,674	650,091,310
Total Foreign Government*	—	217,189,427	—	217,189,427
Total Municipals*	—	50,822,440	—	50,822,440
Total Preferred Stock*	—	—	42,858,168	42,858,168
Floating Rate Loans
Investment Companies	—	—	8,279,263	8,279,263
Media	—	5,182,425	—	5,182,425
Total Floating Rate Loans	—	5,182,425	8,279,263	13,461,688
Total Short-Term Investments*	—	503,944,229	—	503,944,229
Total Purchased Options at Value	—	761,125	—	761,125
Total Investments	$—	$5,863,199,350	$64,398,105	$5,927,597,455

TBA Forward Sales Commitments	$—	$(26,867,284)	$—	$(26,867,284)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,136,354	$—	$10,136,354
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,411,570)	—	(10,411,570)
Total Forward Contracts	$—	$(275,216)	$—	$(275,216)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,834,574	$—	$—	$4,834,574
Futures Contracts (Unrealized Depreciation)	(688,445)	—	—	(688,445)
Total Futures Contracts	$4,146,129	$—	$—	$4,146,129
Written Options
Interest Rate Swaptions at Value	$—	$(2,890,145)	$—	$(2,890,145)
OTC Options on Securities at Value	—	(44,502)	—	(44,502)
Options on Exchange-Traded Futures Contracts at Value	(187,500)	—	—	(187,500)
Total Written Options	$(187,500)	$(2,934,647)	$—	$(3,122,147)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,984,370	$—	$5,984,370
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,757,306)	—	(9,757,306)
Total Centrally Cleared Swap Contracts	$—	$(3,772,936)	$—	$(3,772,936)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$11,989	$—	$11,989
OTC Swap Contracts at Value (Liabilities)	—	(730,976)	—	(730,976)
Total OTC Swap Contracts	$—	$(718,987)	$—	$(718,987)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Amortization Premium/ Discount	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2021
Mortgage-Backed Securities
Collateralized Mortgage Obligations	$—	$—	$(115,107)	$13,375,781	$—	$—	$13,260,674	$(115,107)
Preferred Stocks
Wireless Telecommunication Services	44,149,753	—	(1,291,585)	—	—	—	42,858,168	(1,291,585)
Floating Rate Loans
Auto Manufacturers	5,396,586	—	3,414	—	(5,400,000)	—	—	—
Investment Companies	—	570	(31,513)	8,686,341	(376,963)	828	8,279,263	(31,513)

	$49,546,339	$570	$(1,434,791)	$22,062,122	$(5,776,963)	$828	$64,398,105	$(1,438,205)

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Mortgage-Backed Securities
Collateralized Mortgage Obligations	$13,260,674	Proxy Priced	Base Security Price	$102.89	$102.89	$102.89	Increases
			Change in Proxy Security Value	(0.86)%	(0.86)%	(0.86)%	Increases
Preferred Stock
Wireless Telecommunication Services	42,858,168	Liquidation Value	Redemption Value per Share	$25.00	$25.00	$25.00	Increases
			Quarterly Interest Accrual Rate	1.75%	1.75%	1.75%	Increases
Floating Rate Loans
Investment Companies	8,279,263	Proxy Priced	Base Security Price	$99.50	$99.50	$99.50	Increases
			Change in Proxy Security Value	(0.03)%	(0.03)%	(0.03)%	Increases

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$5,927,597,455
Cash denominated in foreign currencies (b)	18,025,292
Cash collateral (c)	7,516,000
OTC swap contracts at market value (d)	11,989
Unrealized appreciation on forward foreign currency exchange contracts	10,136,354
Receivable for:
TBA securities sold (e)	721,356,884
Fund shares sold	3,798,125
Interest	26,261,171
Variation margin on futures contracts	3,711,579
Interest on OTC swap contracts	13,494
Prepaid expenses	15,360
Other assets	4,441

Total Assets	6,718,448,144
Liabilities
Due to custodian	40,485,626
Written options at value (f)	3,122,147
TBA Forward sales commitments, at value	26,867,284
OTC swap contracts at market value (g)	730,976
Cash collateral (h)	7,654,000
Unrealized depreciation on forward foreign currency exchange contracts	10,411,570
Payables for:
Investments purchased	13,388,420
TBA securities purchased	1,306,815,622
Fund shares redeemed	603,315
Variation margin on centrally cleared swap contracts	1,203,619
Accrued Expenses:
Management fees	1,980,595
Distribution and service fees	591,777
Deferred trustees’ fees	189,880
Other expenses	782,820

Total Liabilities	1,414,827,651

Net Assets	$5,303,620,493

Net Assets Consist of:
Paid in surplus	$5,203,233,675
Distributable earnings (Accumulated losses)	100,386,818

Net Assets	$5,303,620,493

Net Assets
Class A	$2,488,028,953
Class B	2,738,345,503
Class E	77,246,037
Capital Shares Outstanding*
Class A	213,943,172
Class B	240,361,532
Class E	6,705,609
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.63
Class B	11.39
Class E	11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,836,813,244.
(b)	Identified cost of cash denominated in foreign currencies was $17,950,938.
(c)	Includes collateral of $3,959,000 for futures contracts and $3,557,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $44,496.
(e)	Included within TBA securities sold is $27,027,043 related to TBA forward sale commitments.
(f)	Premiums received on written options were $3,927,876.
(g)	Net premium received on OTC swap contracts was $641,762.
(h)	Includes collateral of $6,165,000 for OTC swap contracts and forward foreign currency exchange contracts and $1,489,000 for TBAs.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$2,877,145
Interest (a)	131,776,488

Total investment income	134,653,633
Expenses
Management fees	25,607,279
Administration fees	191,467
Custodian and accounting fees	645,918
Distribution and service fees—Class B	6,971,004
Distribution and service fees—Class E	55,542
Interest expense	9,230
Audit and tax services	122,337
Legal	46,508
Trustees’ fees and expenses	51,036
Shareholder reporting	135,426
Insurance	37,488
Miscellaneous	36,534

Total expenses	33,909,769
Less management fee waiver	(2,206,804)

Net expenses	31,702,965

Net Investment Income	102,950,668

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	17,844,330
Purchased options	(74,141)
Futures contracts	(19,058,487)
Written options	1,671,782
Swap contracts	8,868,693
Foreign currency transactions	2,980,621
Forward foreign currency transactions	(10,808,037)

Net realized gain (loss)	1,424,761

Net change in unrealized appreciation (depreciation) on:
Investments	(196,840,880)
Purchased options	(887,706)
Futures contracts	3,608,035
Written options	781,900
Swap contracts	5,909,758
Foreign currency transactions	(205,100)
Forward foreign currency transactions	18,286,745

Net change in unrealized appreciation (depreciation)	(169,347,248)

Net realized and unrealized gain (loss)	(167,922,487)

Net Increase (Decrease) in Net Assets From Operations	$(64,971,819)

(a)	Net of foreign withholding taxes of $20,637.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$102,950,668	$115,305,710
Net realized gain (loss)	1,424,761	187,884,688
Net change in unrealized appreciation (depreciation)	(169,347,248)	116,257,421

Increase (decrease) in net assets from operations	(64,971,819)	419,447,819

From Distributions to Shareholders
Class A	(154,457,677)	(96,668,126)
Class B	(168,855,624)	(96,397,369)
Class E	(2,050,738)	(1,353,571)

Total distributions	(325,364,039)	(194,419,066)

Increase (decrease) in net assets from capital share transactions	468,596,495	(215,440,719)

Total increase (decrease) in net assets	78,260,637	9,588,034

Net Assets
Beginning of period	5,225,359,856	5,215,771,822

End of period	$5,303,620,493	$5,225,359,856

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	14,312,843	$176,734,373	5,094,510	$62,990,536
Reinvestments	13,372,959	154,457,677	7,962,778	96,668,126
Redemptions	(7,257,444)	(85,698,896)	(29,718,872)	(367,338,656)

Net increase (decrease)	20,428,358	$245,493,154	(16,661,584)	$(207,679,994)

Class B
Sales	22,311,494	$265,551,196	30,165,702	$365,653,642
Reinvestments	14,903,409	168,855,624	8,087,028	96,397,369
Redemptions	(21,903,688)	(255,481,991)	(38,776,789)	(468,706,214)

Net increase (decrease)	15,311,215	$178,924,829	(524,059)	$(6,655,203)

Class E
Sales	3,973,314	$45,857,464	229,987	$2,810,488
Reinvestments	179,103	2,050,738	112,423	1,353,571
Redemptions	(315,329)	(3,729,690)	(431,093)	(5,269,581)

Net increase (decrease)	3,837,088	$44,178,512	(88,683)	$(1,105,522)

Increase (decrease) derived from capital shares transactions		$468,596,495		$(215,440,719)

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.53	$12.00	$11.39	$11.57	$11.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.29	0.35	0.29	0.25
Net realized and unrealized gain (loss)	(0.39)	0.75	0.63	(0.29)	0.29

Total income (loss) from investment operations	(0.14)	1.04	0.98	0.00	0.54

Less Distributions
Distributions from net investment income	(0.25)	(0.51)	(0.37)	(0.18)	(0.23)
Distributions from net realized capital gains	(0.51)	0.00	0.00	0.00	(0.06)

Total distributions	(0.76)	(0.51)	(0.37)	(0.18)	(0.29)

Net Asset Value, End of Period	$11.63	$12.53	$12.00	$11.39	$11.57

Total Return (%) (b)	(1.13)	8.82	8.69	0.03	4.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.59	0.86	0.74	0.56
Gross ratio of expenses to average net assets excluding interest expense (%)	0.50	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (c)(d)	0.46	0.55	0.82	0.70	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.46	0.47	0.46	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	2.06	2.38	2.99	2.53	2.16
Portfolio turnover rate (%)	326 (e)	504 (e)	582 (e)	608 (e)	583 (e)
Net assets, end of period (in millions)	$2,488.0	$2,424.1	$2,522.9	$2,560.0	$2,813.8

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.29	$11.78	$11.18	$11.36	$11.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.26	0.32	0.25	0.22
Net realized and unrealized gain (loss)	(0.38)	0.73	0.62	(0.28)	0.28

Total income (loss) from investment operations	(0.17)	0.99	0.94	(0.03)	0.50

Less Distributions
Distributions from net investment income	(0.22)	(0.48)	(0.34)	(0.15)	(0.20)
Distributions from net realized capital gains	(0.51)	0.00	0.00	0.00	(0.06)

Total distributions	(0.73)	(0.48)	(0.34)	(0.15)	(0.26)

Net Asset Value, End of Period	$11.39	$12.29	$11.78	$11.18	$11.36

Total Return (%) (b)	(1.39)	8.51	8.46	(0.23)	4.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.84	1.11	0.99	0.81
Gross ratio of expenses to average net assets excluding interest expense (%)	0.75	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (c)(d)	0.71	0.80	1.07	0.95	0.77
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.71	0.72	0.71	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	1.81	2.13	2.74	2.28	1.91
Portfolio turnover rate (%)	326 (e)	504 (e)	582 (e)	608 (e)	583 (e)
Net assets, end of period (in millions)	$2,738.3	$2,765.6	$2,657.6	$2,723.8	$3,091.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.42	$11.90	$11.29	$11.47	$11.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.27	0.33	0.27	0.23
Net realized and unrealized gain (loss)	(0.39)	0.74	0.63	(0.29)	0.29

Total income (loss) from investment operations	(0.16)	1.01	0.96	(0.02)	0.52

Less Distributions
Distributions from net investment income	(0.23)	(0.49)	(0.35)	(0.16)	(0.21)
Distributions from net realized capital gains	(0.51)	0.00	0.00	0.00	(0.06)

Total distributions	(0.74)	(0.49)	(0.35)	(0.16)	(0.27)

Net Asset Value, End of Period	$11.52	$12.42	$11.90	$11.29	$11.47

Total Return (%) (b)	(1.30)	8.63	8.59	(0.14)	4.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.74	1.01	0.89	0.71
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (c)(d)	0.61	0.70	0.97	0.85	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.61	0.62	0.61	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.92	2.23	2.84	2.38	2.01
Portfolio turnover rate (%)	326 (e)	504 (e)	582 (e)	608 (e)	583 (e)
Net assets, end of period (in millions)	$77.2	$35.6	$35.2	$35.7	$41.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2021, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 28%, 34%, 26%, 53%, and 75% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2021—(Continued)

type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $40,485,626 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $90,472,204, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2021, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2021 the Portfolio had an outstanding secured borrowing transaction balance for 75 days. For the year ended December 31, 2021, the Portfolio’s average amount of borrowings was $47,613,833 and the weighted average interest rate was (0.173%) during the 75 day period. There were no outstanding borrowings as of December 31, 2021.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

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and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered

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commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities

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comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$761,125
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	4,523,249	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$9,632,524
	Unrealized appreciation on futures contracts (c) (d)	4,834,574	Unrealized depreciation on futures contracts (c) (d)	688,445
			Written options at value (e)	3,077,645
Credit	OTC swap contracts at market value (f)	11,989	OTC swap contracts at market value (f)	730,976
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,461,121	Unrealized depreciation on centrally cleared swap contracts (b) (c)	124,782
			Written options at value	44,502
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,136,354	Unrealized depreciation on forward foreign currency exchange contracts	10,411,570

Total		$21,728,412		$24,710,444

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes exchange-traded written option with a value of $187,500 that is not subject to a master netting agreement.
(f)	Excludes OTC swap interest receivable of 13,494.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$9,830	$(9,830)	$—	$—
BNP Paribas S.A.	1,339,118	(370,228)	(700,000)	268,890
Citibank N.A.	591,644	(591,644)	—	—
Credit Suisse International	646,254	(599,112)	—	47,142
Deutsche Bank AG	5,123	(5,123)	—	—
Goldman Sachs Bank USA	1,501,340	(1,501,340)	—	—
Goldman Sachs International	11,694	(11,694)	—	—
JPMorgan Chase Bank N.A.	6,500,618	(1,308,167)	(5,192,451)	—
UBS AG	303,847	(303,847)	—	—

	$10,909,468	$(4,700,985)	$(5,892,451)	$316,032

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,203,951	$(9,830)	$(2,110,738)	$83,383
BNP Paribas S.A.	370,228	(370,228)	—	—
Citibank N.A.	1,489,675	(591,644)	(898,031)	—
Credit Suisse International	599,112	(599,112)	—	—
Deutsche Bank AG	815,643	(5,123)	(450,933)	359,587
Goldman Sachs Bank USA	4,363,117	(1,501,340)	(2,353,838)	507,939
Goldman Sachs International	217,417	(11,694)	(205,723)	—
JPMorgan Chase Bank N.A.	1,308,167	(1,308,167)	—	—
UBS AG	2,709,883	(303,847)	(1,704,879)	701,157

	$14,077,193	$(4,700,985)	$(7,724,142)	$1,652,066

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(74,141)	$—	$(74,141)
Forward foreign currency transactions	—	—	(10,808,037)	(10,808,037)
Swap contracts	(520,047)	9,388,740	—	8,868,693
Futures contracts	(19,058,487)	—	—	(19,058,487)
Written options	—	1,671,782	—	1,671,782

	$(19,578,534)	$10,986,381	$(10,808,037)	$(19,400,190)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(887,706)	$—	$—	$(887,706)
Forward foreign currency transactions	—	—	18,286,745	18,286,745
Swap contracts	6,569,180	(659,422)	—	5,909,758
Futures contracts	3,608,035	—	—	3,608,035
Written options	657,457	124,443	—	781,900

	$9,946,966	$(534,979)	$18,286,745	$27,698,732

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$34,413,185
Forward foreign currency transactions	911,173,696
Futures contracts long	966,470,372
Futures contracts short	(171,562,463)
Swap contracts	1,924,695,465
Written options	(640,869,965)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

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regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

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Notes to Financial Statements—December 31, 2021—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$16,260,156,074	$1,212,823,264	$16,937,220,257	$1,108,086,483

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$16,147,217,437	$16,645,966,477

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$25,607,279	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $1,663,924 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $542,880 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$5,945,427,116

Gross unrealized appreciation	72,811,048
Gross unrealized (depreciation)	(100,337,184)

Net unrealized appreciation (depreciation)	$(27,526,136)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$249,480,878	$194,419,066	$75,883,161	$—	$325,364,039	$194,419,066

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$133,172,810	$—	$(26,807,879)	$(5,788,232)	$100,576,699

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $5,788,232.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PlMCO Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-50

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-51

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2021 and outperformed the median of its Performance Universe for the five-year period ended June 30, 2021. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-year period ended June 30, 2021 and outperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-52

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 11.42%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT / CONDITIONS

At the start of the year, investors’ hopes for a global economic recovery continued to grow amid the rollout of COVID-19 vaccines and substantial amounts of monetary and fiscal stimulus. From a market perspective, the first quarter largely played out in accordance with these views. Equities globally gained ground, while bond yields and inflation expectations rose. Across developed markets, sectors that fared poorly in 2020, such as Energy and Financials, made strong gains. Emerging market (“EM”) equities also registered a positive return, despite the lagged COVID-19 vaccine program and a pickup in cases, and with the U.S. dollar strength acting as a headwind. The first quarter of 2021 was the second-worst quarter since 1980 for U.S. Treasuries, as 10-year Treasury yields rose sharply and steepened (when the difference in yields between the short end and long end of the yield curve increases), reflecting rising growth expectations. Investment-grade credit posted negative total returns while high-yield bonds produced modestly positive returns. As an asset class, commodities rallied strongly despite the stronger U.S. dollar, and Energy was the best-performing index component of the S&P GSCI Index, while precious metals sharply declined.

The outlook for the global economic recovery continued to gain momentum during the second quarter. Equities registered strong performance in this environment. In the U.S., headline inflation climbed more than expected to 5% year-on-year, with the focus of the timing of asset purchase tapering from the Federal Reserve (the “Fed”) subsequently intensifying. Despite a more hawkish (favoring higher interest rates) tilt at the June Federal Open Market Committee meeting, fears that policy would be tightened more quickly than expected eased quickly. Europe saw a strong corporate earnings season and an acceleration in the pace of the COVID-19 vaccine rollout after a slow start in the first quarter. EM equities also rebounded after a sell-off in May, when higher-than-expected U.S. inflation triggered renewed concerns over the timing of global monetary policy tightening and its impact on emerging markets. U.S. Treasury yields declined over the second quarter, retracing a good deal of their sharp rise at the start of the year. Corporate bonds performed well, with high yield debt as a notable beneficiary of the economic recovery story. As the recovery gathered pace, demand for commodities continued during the second quarter, with Energy continuing to perform well.

The third quarter of 2021 proved difficult, as equity markets struggled to progress and government bond yields also moved very little. U.S. equities scratched out a small gain after a setback in September, all but erased gains from earlier in the summer. Strong earnings had lifted U.S. stocks into August as the Fed confirmed its hesitance to tighten policy too fast. However, growth and inflation concerns meant U.S. equities retraced their steps in September. Eurozone stocks were broadly flat, while Asia ex-Japan equities recorded sharply negative returns. EM equities sold off in the third quarter, erasing gains from the first half of the year due to a sell-off in China triggered by the Evergrande crisis and concerns around the regulatory crack-down from the Common Prosperity agenda. Added to this were supply chain disruptions, worries over higher food and energy prices, and the rise in U.S. bond yields. Government bond yields were almost unchanged for the quarter, as an initial decline reversed in September amid a hawkish shift in tone from central banks. In the U.S., the Fed confirmed asset purchase tapering will start in November. Among corporate bonds, high yield bonds made positive returns and outperformed, with investment-grade credit little changed. Commodities gained over the quarter, with Energy as the best-performing component and natural gas significantly higher.

The year ended strongly, with global equities gaining in the final quarter of 2021, as investors focused on economic resilience and corporate earnings. U.S. equities made overall gains in the fourth quarter despite a weaker November when fears mounted over rising cases of the Omicron variant of COVID-19 and the speed of the Federal Reserve’s asset purchase tapering as inflation surged over the quarter. The economy overall remained stable and corporate earnings robust. Eurozone equities recorded gains in the fourth quarter, while Asia ex-Japan equities fell once again amid Omicron concerns. EM equities struggled with U.S. dollar weakness as a headwind. Fixed income markets were buffeted by persistent elevated inflation, hawkish central bank policy shifts, and Omicron, although the worst fears of a strong economic downturn in China receded somewhat. 10-year government yields were largely unchanged, although levels were volatile during the quarter and yield curves flattened (when the difference in yields between the short end and long end of the yield curve decreases) as shorter-dated bonds reflected the more hawkish comments. Corporate bonds lagged government bonds for the quarter. In investment-grade bonds, the U.S. market saw modestly positive total returns, but Europe weakened. U.S. high yield bonds stood out, with positive returns and modest spread narrowing.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio seeks to capture global growth opportunities while seeking less market volatility. The Portfolio combines active strategies for longer-term strategic exposures, and passive components, to facilitate rapid implementation of thematic and tactical views in a cost-effective way. The portfolio managers seek to pre-emptively manage risk in the Portfolio’s strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility over 12 month periods. The Portfolio employs an interest rate swap overlay to improve diversification and balance the sources of risk through utilizing U.S. Treasury 10-year interest rate swaps.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio outperformed the Dow Jones Moderate Portfolio Index over the 12 month period ending December 31, 2021. Equities were the major contributor to returns over the period. In terms of asset allocation, the Portfolio benefitted from an underweight to EM equities and an overweight to European equities versus the benchmark. In May, we added an outright long position in European equities after they lagged through the COVID-19 sell-off, and a vaccinated reopening began to take hold in Europe. Stronger economic data prints, substantial COVID-19 vaccine progress, and a surge in economic growth as economies reopened, all provided European equities with a strong platform to outperform. We took profit and sold the position in November as Omicron, the recent rise in cases in Europe, and the risk of partial lockdowns reduced further potential upside in the region. Our underweight to emerging market equities was helpful over the one-year period, as emerging markets gave back all the gains in the first half of the year and then some over the course of the third and fourth quarter.

Equity security selection was also positive over 12 months, mainly within the U.S., Europe, Canada, and Asia Pacific. Our U.S. security selection was the highest contributor. In May, we added a long U.S. large cap versus U.S. small cap positions to seek to capitalize on the business cycle, moving from a pure cyclical recovery to the more nuanced expansionary phase. In July, we took profit on the short U.S. small cap side of the position while remaining invested in U.S. large cap equities and rotating a portion of our large cap holdings from S&P 500 into Nasdaq. The reverse trade, long U.S. small cap securities vs. U.S. large cap, which was implemented tactically in the Portfolio in January, September, and October, provided additional gains. Our U.S. Financials position was additive throughout the year as attractive valuations and strong capital returns, through both dividends and share buybacks lifted U.S. banks. While we took profits on the trade in June due to inflation and the subsequent flattening of the yield curve, we added back to the sector in October due to the renewed rise in interest rates and a steepening of the yield curve as investors expected more rapid asset purchase tapering by the Fed.

In terms of fixed income, while still underweight duration (measure of sensitivity a bond price to a change in interest rates) versus the Dow Jones Moderate Portfolio Index, we reduced the size of the duration underweight, as uncertainties surrounding COVID-19 variants persisted. However, we believe the world is in a better position to handle the consequences of new COVID-19 variants compared to the beginning of the pandemic. In March, we increased our duration exposure in the Portfolio by buying back some of our bond future short positions such as the U.S. 30-year bond futures, as yields appear to have stabilized at highs comparable to pre-COVID-19 levels. We further reduced this short and went explicitly long in the U.S. 30-year in December. Over the 12 month period, fixed income security selection was also additive. We were broadly neutral investment-grade credit throughout the year, with the short government bond exposure funding the equity overweight.

On the currency side, in the first half of the year, we broadened our EM foreign exchange exposure, adding to the Brazilian real, Mexican dollar, and Russian ruble (all versus the U.S. dollar). We closed these EM currency trades in September as we believe these were selective carry trades that benefitted from lower volatility over the summer and would likely struggle to work in the more volatile environment of tightening monetary conditions. We maintained our overweight U.S. dollar position against the euro and Swiss franc in order to benefit from positive carry and to hedge against the risk of tighter liquidity, and we continued to see value in the U.S. dollar for diversification purposes. We also added commodities to the Portfolio during the reporting period as the recent volatility in November provided an attractive entry point. We believe commodities provide a good diversifier in a higher inflation scenario, coupled with the positive medium-term outlook for the asset class as demand increases alongside the continued global economic recovery. We have been underweight cash versus the benchmark, which aided relative performance. This was, however, partly offset by our tactical currency forwards and commodity position, which detracted overall.

The interest rate swap (“IRS”) overlay was a major drag on performance over the year. During the first quarter of the year, the IRS overlay detracted meaningfully as interest rates rose. This was amid the swift rollout of COVID-19 vaccinations, particularly in the U.S. and the United Kingdom, and with the expectation of the U.S. economic stimulus. During the second quarter of the year, the trend reversed, and the IRS overlay was a key contributor, yet this was not enough to offset the earlier losses. The IRS continued to drag on performance in the third quarter as yields rose sharply in September, with the market’s focus turning to rising inflation and the prospect of the withdrawal of monetary policy support. In the fourth quarter, the performance of the IRS overlay was marginally positive, as government yields were largely unchanged despite intra-quarter volatility. The volatility overlay was also a detractor over the period. The volatility hedge was a drag on the 12 month period due to underperformance in the first quarter. The hedge was scaled down throughout January and early February to zero. The volatility cap reactivated from March 5-19, 2021, during which time equity markets rose. From March onwards, the volatility cap was not active and therefore did not impact performance.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2021, the Portfolio was overweight equities and underweight fixed income. The Portfolio’s allocation to developed market equities was 62.2%, and the allocation to investment-grade bonds was 38.8%, with an additional underweight in government

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

bonds of -6.7%. We held approximately 3.9% in opportunistic asset classes, specifically, commodities, EM equities, and high yield debt. The Portfolio’s cash level was 1.8% as of the end of December. The volatility cap was not active at the end of the period. The volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
Schroders Global Multi-Asset Portfolio
Class B	11.42	7.43	6.97
Dow Jones Moderate Portfolio Index	9.40	9.71	8.13

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Information Technology	11.7
Health Care	6.8
Financials	6.5
Consumer Discretionary	6.2
Industrials	4.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	38.0

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.92%	$1,000.00	$1,043.90	$4.74
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—49.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Airbus SE (a)	4,048	$516,986
BAE Systems plc	30,712	228,845
Boeing Co. (The) (a)	3,405	685,495
General Dynamics Corp.	2,783	580,172
HEICO Corp.	738	106,434
Howmet Aerospace, Inc.	2,181	69,421
L3Harris Technologies, Inc.	3,892	829,930
Raytheon Technologies Corp.	10,452	899,499
Safran S.A.	2,293	281,623
TransDigm Group, Inc. (a)	503	320,049

		4,518,454

Air Freight & Logistics—0.3%
Atlas Air Worldwide Holdings, Inc. (a) (b)	932	87,720
DSV A/S	3,602	832,302
FedEx Corp. (b)	2,271	587,372
Royal Mail plc	16,226	111,307
United Parcel Service, Inc.—Class B	11,561	2,477,985

		4,096,686

Airlines—0.0%
Southwest Airlines Co. (a)	11,111	475,995

Auto Components—0.2%
Adient plc (a) (b)	2,529	121,089
Aisin Corp.	4,500	172,544
Aptiv plc (a)	2,215	365,364
BorgWarner, Inc.	4,969	223,953
Dana, Inc.	3,955	90,253
Faurecia SE	3,795	180,534
Gentex Corp.	4,460	155,431
JTEKT Corp.	8,400	73,401
Lear Corp.	1,324	242,226
Magna International, Inc.	3,625	293,307
NGK Spark Plug Co., Ltd.	7,200	125,385
Sumitomo Electric Industries, Ltd.	14,300	186,436
Toyo Tire Corp.	3,500	54,381
Valeo	4,964	150,042

		2,434,346

Automobiles—1.0%
Daimler AG	11,278	866,036
Ferrari NV	1,033	265,705
Ford Motor Co. (b)	34,400	714,488
General Motors Co. (a) (b)	27,360	1,604,117
Harley-Davidson, Inc.	2,821	106,323
Honda Motor Co., Ltd.	34,500	968,845
Isuzu Motors, Ltd.	15,900	197,828
Kia Corp. (a)	2,512	172,457
Mazda Motor Corp. (a)	19,700	151,581
Stellantis NV (Milan-Traded Shares)	34,685	651,257
Suzuki Motor Corp.	4,400	169,436
Tesla, Inc. (a)	6,761	7,144,890
Thor Industries, Inc. (b)	1,153	119,647
Toyota Motor Corp.	116,200	2,145,037

Automobiles—(Continued)
Winnebago Industries, Inc. (b)	980	73,422
Yamaha Motor Co., Ltd. (b)	7,300	175,112

		15,526,181

Banks—2.8%
ABN AMRO Bank NV	10,785	158,547
Australia & New Zealand Banking Group, Ltd.	30,061	601,841
Banco Bilbao Vizcaya Argentaria S.A.	40,200	238,666
Banco Santander S.A.	124,950	417,050
Bank of America Corp.	73,625	3,275,576
Bank of Montreal	7,709	829,984
Bank of Nova Scotia (The)	10,185	721,030
Bank OZK	3,341	155,457
Barclays plc	343,669	873,532
BNP Paribas S.A.	14,516	1,002,969
Citigroup, Inc.	23,700	1,431,243
Commonwealth Bank of Australia	12,406	911,868
DBS Group Holdings, Ltd.	9,300	225,165
Erste Group Bank AG	11,751	552,399
Fifth Third Bancorp	5,221	227,375
First BanCorp/Puerto Rico	5,824	80,255
First Republic Bank	10,971	2,265,621
HSBC Holdings plc	222,705	1,347,610
HSBC Holdings plc (Hong Kong-Traded Shares)	30,000	180,544
ING Groep NV	63,843	889,621
Intesa Sanpaolo S.p.A.	159,846	412,984
Japan Post Bank Co., Ltd.	9,800	89,886
JPMorgan Chase & Co.	60,971	9,654,758
KBC Group NV	1,595	136,994
Lloyds Banking Group plc	1,074,181	692,505
Mitsubishi UFJ Financial Group, Inc.	192,500	1,045,842
Mizuho Financial Group, Inc.	44,090	560,791
National Australia Bank, Ltd.	31,753	666,456
National Bank of Canada	3,221	245,570
NatWest Group plc	80,596	245,584
Nordea Bank Abp	25,192	306,798
Oversea-Chinese Banking Corp., Ltd.	29,400	248,892
PNC Financial Services Group, Inc. (The)	2,323	465,808
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	6,717	74,817
Raiffeisen Bank International AG	4,975	146,312
Regions Financial Corp.	9,606	209,411
Royal Bank of Canada	16,220	1,721,440
Skandinaviska Enskilda Banken AB - Class A	16,997	235,468
Societe Generale S.A.	16,845	578,450
Standard Chartered plc	78,018	471,528
Sumitomo Mitsui Financial Group, Inc.	9,900	338,395
Toronto-Dominion Bank (The) (b)	22,554	1,729,149
Truist Financial Corp.	18,817	1,101,735
U.S. Bancorp	46,239	2,597,245
UniCredit S.p.A.	21,766	335,061
United Overseas Bank, Ltd.	7,600	151,770
Wells Fargo & Co. (b)	23,904	1,146,914
Westpac Banking Corp.	31,426	488,587

		42,485,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.9%
Anheuser-Busch InBev S.A.	6,322	$382,755
Britvic plc	9,207	114,622
Brown-Forman Corp. - Class B	2,595	189,072
Coca-Cola Co. (The) (b)	49,861	2,952,270
Diageo plc	41,053	2,237,919
Monster Beverage Corp. (a)	13,231	1,270,705
PepsiCo, Inc.	36,067	6,265,198
Pernod Ricard S.A.	3,525	848,107

		14,260,648

Biotechnology—0.6%
AbbVie, Inc.	23,810	3,223,874
Alnylam Pharmaceuticals, Inc. (a)	1,563	265,054
Amgen, Inc. (b)	9,583	2,155,887
Argenx SE (a)	733	259,069
Biogen, Inc. (a)	1,072	257,194
CSL, Ltd.	3,206	678,917
Exact Sciences Corp. (a)	1,397	108,728
Gilead Sciences, Inc.	8,138	590,900
Horizon Therapeutics plc (a)	2,350	253,236
Incyte Corp. (a)	2,047	150,250
Moderna, Inc. (a) (b)	2,661	675,841
Novavax, Inc. (a) (b)	831	118,891
Ocugen, Inc. (a) (b)	6,343	28,861
Regeneron Pharmaceuticals, Inc. (a) (b)	534	337,232
Vertex Pharmaceuticals, Inc. (a)	1,882	413,287

		9,517,221

Building Products—0.4%
AGC, Inc.	2,500	119,329
Allegion plc	3,879	513,735
Assa Abloy AB - Class B	15,595	473,744
Builders FirstSource, Inc. (a)	1,258	107,823
China Lesso Group Holdings, Ltd.	35,000	50,281
Cie de Saint-Gobain	15,257	1,073,183
Daikin Industries, Ltd.	3,400	771,303
Geberit AG	315	256,426
JELD-WEN Holding, Inc. (a)	2,455	64,714
Johnson Controls International plc	20,069	1,631,810
Masco Corp.	2,676	187,909
Nibe Industrier AB - B Shares	7,629	114,382
Owens Corning	1,445	130,772
Trane Technologies plc	3,492	705,489
Xinyi Glass Holdings, Ltd.	40,000	100,159

		6,301,059

Capital Markets—2.3%
Affiliated Managers Group, Inc.	1,715	282,135
AJ Bell plc	8,180	41,911
Ameriprise Financial, Inc. (b)	2,580	778,283
Anima Holding S.p.A.	12,738	64,577
Artisan Partners Asset Management, Inc. - Class A	2,726	129,867
Azimut Holding S.p.A.	2,002	55,884
Bank of New York Mellon Corp. (The)	14,510	842,741
BlackRock, Inc. (b)	4,574	4,187,771

Capital Markets—(Continued)
Blackstone Group, Inc. (The) (b)	4,342	561,811
Brookfield Asset Management, Inc. - Class A	11,652	703,661
Charles Schwab Corp. (The)	29,779	2,504,414
CI Financial Corp. (b)	10,349	216,315
CME Group, Inc.	2,280	520,889
Credit Suisse Group AG	62,388	605,116
Deutsche Bank AG (a)	31,604	396,681
EQT AB	4,224	229,594
Evercore, Inc. - Class A	725	98,491
FactSet Research Systems, Inc.	2,201	1,069,708
Federated Hermes, Inc. (b)	8,376	314,770
Franklin Resources, Inc.	6,634	222,173
Goldman Sachs Group, Inc. (The) (b)	2,177	832,811
Hamilton Lane, Inc. - Class A	1,710	177,190
Hong Kong Exchanges & Clearing, Ltd.	11,400	666,322
Houlihan Lokey, Inc.	835	86,439
IG Group Holdings plc	20,429	224,901
IGM Financial, Inc. (b)	1,884	67,946
IntegraFin Holdings plc	5,697	43,211
Intercontinental Exchange, Inc. (b)	4,386	599,873
Invesco, Ltd.	8,719	200,711
Janus Henderson Group plc (b)	2,991	125,443
Julius Baer Group, Ltd.	6,512	435,168
London Stock Exchange Group plc	2,570	240,547
Macquarie Group, Ltd.	4,622	690,926
Man Group plc	48,044	147,842
Moody’s Corp. (b)	9,489	3,706,214
Morgan Stanley	44,842	4,401,691
MSCI, Inc.	1,126	689,889
Nasdaq, Inc.	9,099	1,910,881
Nomura Holdings, Inc.	43,000	187,529
Northern Trust Corp.	2,062	246,636
Partners Group Holding AG	127	209,362
Rathbones Group plc	2,180	58,438
S&P Global, Inc. (b)	4,324	2,040,625
SEI Investments Co.	3,111	189,584
State Street Corp. (b)	7,659	712,287
T. Rowe Price Group, Inc.	4,351	855,581
UBS Group AG	69,854	1,253,746

		34,828,585

Chemicals—1.0%
Air Liquide S.A.	8,219	1,433,199
Air Products & Chemicals, Inc.	1,686	512,982
Air Water, Inc.	4,300	66,397
Albemarle Corp. (b)	1,376	321,668
Asahi Kasei Corp.	8,400	78,949
BASF SE	10,222	718,969
Celanese Corp.	717	120,499
Chemours Co. (The)	2,937	98,566
Chr Hansen Holding A/S	2,290	180,038
Corteva, Inc.	22,008	1,040,538
Covestro AG	2,261	139,515
Denka Co., Ltd.	2,100	68,652
Dow, Inc. (b)	7,385	418,877
DuPont de Nemours, Inc.	5,913	477,652

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Ecolab, Inc. (b)	2,013	$472,230
Givaudan S.A.	162	852,427
Hansol Chemical Co., Ltd. (a)	147	37,755
Hanwha Solutions Corp. (a)	1,506	45,020
Huntsman Corp.	4,044	141,055
International Flavors & Fragrances, Inc.	1,265	190,572
Johnson Matthey plc	5,356	148,777
LANXESS AG	1,158	71,854
Linde plc	3,624	1,255,462
LyondellBasell Industries NV - Class A	3,551	327,509
Mitsubishi Gas Chemical Co., Inc.	5,400	91,461
Mosaic Co. (The)	5,177	203,404
RPM International, Inc. (b)	1,426	144,026
Sherwin-Williams Co. (The) (b)	7,587	2,671,838
Shin-Etsu Chemical Co., Ltd.	2,900	502,265
Sika AG	2,118	879,173
Solvay S.A.	1,343	156,571
Sumitomo Chemical Co., Ltd.	27,300	128,649
Synthomer plc	8,527	46,104
Toray Industries, Inc.	11,200	66,392
Tosoh Corp.	5,600	83,063
Wacker Chemie AG	433	64,836
Westlake Chemical Corp.	1,165	113,157
Yara International ASA	2,961	149,584

		14,519,685

Commercial Services & Supplies—0.2%
Cintas Corp. (b)	690	305,787
Deluxe Corp.	1,460	46,881
Republic Services, Inc.	8,097	1,129,127
Secom Co., Ltd.	1,400	97,203
TOPPAN, Inc.	5,200	97,475
Waste Management, Inc.	11,239	1,875,789

		3,552,262

Communications Equipment—0.3%
Arista Networks, Inc. (a) (b)	6,439	925,606
Cisco Systems, Inc. (b)	44,892	2,844,806
F5, Inc. (a)	664	162,488
Juniper Networks, Inc.	4,814	171,908
Nokia Oyj (a)	78,372	492,340
Telefonaktiebolaget LM Ericsson - B Shares	45,737	502,368
Ubiquiti, Inc. (b)	168	51,526

		5,151,042

Construction & Engineering—0.1%
Bouygues S.A.	2,015	72,197
China Conch Venture Holdings, Ltd.	17,500	85,508
Kajima Corp.	9,600	110,258
Obayashi Corp.	19,200	148,569
Taisei Corp.	2,400	72,927
Vinci S.A.	6,973	738,816

		1,228,275

Construction Materials—0.2%
CRH plc	12,144	641,450
James Hardie Industries plc	9,493	382,093
Vulcan Materials Co.	11,756	2,440,310

		3,463,853

Consumer Finance—0.3%
American Express Co.	14,858	2,430,769
Capital One Financial Corp.	7,364	1,068,442
Discover Financial Services	5,914	683,422
Synchrony Financial	3,723	172,710

		4,355,343

Containers & Packaging—0.3%
Ball Corp.	18,222	1,754,232
International Paper Co.	11,470	538,861
Rengo Co., Ltd.	4,900	37,061
Sealed Air Corp. (b)	23,186	1,564,359
Smurfit Kappa Group plc	6,514	360,106
Sonoco Products Co.	1,144	66,226
WestRock Co.	2,081	92,313

		4,413,158

Diversified Consumer Services—0.0%
Frontdoor, Inc. (a)	2,041	74,803
H&R Block, Inc. (b)	8,832	208,082

		282,885

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	9,288	2,777,112
Equitable Holdings, Inc.	5,915	193,953
Plus500, Ltd.	3,410	62,725

		3,033,790

Diversified Telecommunication Services—0.5%
AT&T, Inc.	68,468	1,684,313
BCE, Inc. (b)	10,016	521,090
BT Group plc	22,181	50,720
Cellnex Telecom S.A.	6,181	358,869
Deutsche Telekom AG	25,822	479,905
Gamma Communications plc	2,311	51,627
Liberty Global plc - Class A (a)	9,509	263,780
Nippon Telegraph & Telephone Corp.	28,100	768,309
Orange S.A.	16,802	180,001
Spark New Zealand, Ltd.	113,354	351,021
Swisscom AG	792	446,801
Telecom Italia S.p.A.	257,269	126,514
Verizon Communications, Inc. (b)	47,380	2,461,865

		7,744,815

Electric Utilities—0.6%
Duke Energy Corp.	3,664	384,354
Edison International	3,227	220,243
Enel S.p.A.	70,986	565,330
Evergy, Inc. (b)	9,960	683,356

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Eversource Energy (b)	5,131	$466,818
Exelon Corp.	9,892	571,362
Iberdrola S.A.	51,342	601,650
NextEra Energy, Inc. (b)	40,556	3,786,308
Orsted A/S	2,860	367,266
Red Electrica Corp. S.A.	19,067	412,695
Southern Co. (The)	9,275	636,079
Terna - Rete Elettrica Nazionale	33,599	271,087

		8,966,548

Electrical Equipment—0.5%
ABB, Ltd.	23,889	910,202
Advanced Energy Solution Holding Co., Ltd.	1,000	65,934
AMETEK, Inc.	6,823	1,003,254
Array Technologies, Inc. (a) (b)	2,928	45,940
Ballard Power Systems, Inc. (a)	7,305	91,764
Eaton Corp. plc	4,966	858,224
Emerson Electric Co.	9,503	883,494
Encore Wire Corp.	417	59,673
EnerSys	519	41,032
Generac Holdings, Inc. (a)	1,230	432,862
GrafTech International, Ltd.	4,382	51,839
GS Yuasa Corp.	1,900	42,257
Legrand S.A.	2,542	297,502
Nidec Corp.	4,000	470,204
Plug Power, Inc. (a) (b)	3,627	102,390
Prysmian S.p.A.	2,000	75,356
Rockwell Automation, Inc. (b)	2,673	932,476
Schneider Electric SE	408	79,988
Sensata Technologies Holding plc (a) (b)	7,358	453,915
Shoals Technologies Group, Inc. - Class A (a)	1,805	43,861
Siemens Energy AG (a)	2,798	71,638
Signify NV	2,337	107,723
Vestas Wind Systems A/S	15,400	465,707
Xinjiang Goldwind Science & Technology Co., Ltd. - Class H	27,200	53,142

		7,640,377

Electronic Equipment, Instruments & Components—0.4%
Alps Alpine Co., Ltd.	5,800	54,716
Arrow Electronics, Inc. (a)	1,477	198,317
AU Optronics Corp.	104,000	85,714
Avnet, Inc.	2,978	122,783
Corning, Inc. (b)	15,004	558,599
E Ink Holdings, Inc.	18,000	97,546
Flex, Ltd. (a)	5,924	108,587
Jabil, Inc.	1,172	82,450
Keyence Corp.	1,700	1,068,386
Keysight Technologies, Inc. (a)	1,272	262,681
Murata Manufacturing Co., Ltd.	6,000	476,367
Nan Ya Printed Circuit Board Corp.	5,000	102,554
Nippon Electric Glass Co., Ltd.	1,800	46,151
Simplo Technology Co., Ltd.	3,000	35,613
Strix Group plc	8,597	35,359
Trimble, Inc. (a)	8,392	731,698
Vontier Corp.	7,882	242,214
Yokogawa Electric Corp.	13,900	250,658

Electronic Equipment, Instruments & Components—(Continued)
Zebra Technologies Corp. - Class A (a)	2,986	1,777,267

		6,337,660

Energy Equipment & Services—0.2%
Schlumberger NV (b)	75,415	2,258,679
Subsea 7 S.A.	7,352	52,620

		2,311,299

Entertainment—0.5%
Activision Blizzard, Inc.	25,852	1,719,934
AMC Entertainment Holdings, Inc. - Class A (a) (b)	3,964	107,821
Electronic Arts, Inc.	2,345	309,305
International Games System Co., Ltd.	2,000	57,309
Koei Tecmo Holdings Co., Ltd.	4,660	183,329
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	7,238	457,731
NCSoft Corp. (a)	57	30,777
Netflix, Inc. (a)	4,671	2,813,997
Nintendo Co., Ltd.	900	419,794
Roku, Inc. (a) (b)	1,023	233,449
Take-Two Interactive Software, Inc. (a)	1,318	234,235
Walt Disney Co. (The) (a)	10,993	1,702,706

		8,270,387

Equity Real Estate Investment Trusts—0.6%
American Tower Corp. (b)	2,706	791,505
Crown Castle International Corp.	2,783	580,923
Daiwa House REIT Investment Corp.	134	405,980
Digital Realty Trust, Inc.	1,953	345,427
Equinix, Inc. (b)	586	495,662
Equity LifeStyle Properties, Inc.	9,287	814,098
Extra Space Storage, Inc.	4,839	1,097,147
Nippon Building Fund, Inc.	70	407,736
Nippon Prologis REIT, Inc.	120	424,310
Orix JREIT, Inc.	160	250,095
ProLogis, Inc. (b)	5,645	950,392
Public Storage	1,589	595,176
SBA Communications Corp.	992	385,908
Simon Property Group, Inc.	5,390	861,160
Ventas, Inc.	4,609	235,612
Welltower, Inc. (b)	5,492	471,049
Weyerhaeuser Co. (b)	12,672	521,833

		9,634,013

Food & Staples Retailing—0.6%
Costco Wholesale Corp.	9,243	5,247,251
Endeavour Group, Ltd.	8,626	42,312
HelloFresh SE (a)	1,494	114,919
Kesko Oyj - B Shares	7,127	236,426
Koninklijke Ahold Delhaize NV	12,732	436,259
Kroger Co. (The) (b)	5,666	256,443
Seven & i Holdings Co., Ltd.	8,800	386,822
Sysco Corp.	4,234	332,581
Walgreens Boots Alliance, Inc.	5,422	282,811
Walmart, Inc.	7,865	1,137,987
Woolworths Group, Ltd.	8,626	238,596

		8,712,407

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—0.6%
Conagra Brands, Inc. (b)	4,462	$152,377
Danone S.A.	6,211	385,797
Darling Ingredients, Inc. (a)	910	63,054
General Mills, Inc. (b)	10,411	701,493
Hershey Co. (The)	4,266	825,343
Kraft Heinz Co. (The) (b)	5,308	190,557
Mondelez International, Inc. - Class A	31,426	2,083,858
Nestle S.A.	33,913	4,740,761
WH Group, Ltd.	142,500	89,386

		9,232,626

Gas Utilities—0.0%
Hong Kong & China Gas Co., Ltd.	245,857	382,764
Osaka Gas Co., Ltd.	6,700	110,945

		493,709

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	18,597	2,617,342
Align Technology, Inc. (a)	971	638,122
Baxter International, Inc.	3,917	336,235
Becton Dickinson & Co. (b)	3,763	946,319
Boston Scientific Corp. (a)	12,084	513,328
Coloplast A/S - Class B	1,897	331,869
DexCom, Inc. (a)	2,732	1,466,947
Edwards Lifesciences Corp. (a)	27,469	3,558,609
Hoya Corp.	4,700	696,890
IDEXX Laboratories, Inc. (a)	3,582	2,358,604
Inmode, Ltd. (a)	1,244	87,802
Intuitive Surgical, Inc. (a)	2,799	1,005,681
Koninklijke Philips NV	7,780	289,178
Medtronic plc	13,395	1,385,713
Olympus Corp.	9,600	220,504
ResMed, Inc.	2,490	648,595
Straumann Holding AG	72	152,139
Stryker Corp.	6,133	1,640,087
Sysmex Corp.	2,400	323,352
Teleflex, Inc.	271	89,018
West Pharmaceutical Services, Inc. (b)	2,856	1,339,493
Zimmer Biomet Holdings, Inc.	1,922	244,171

		20,889,998

Health Care Providers & Services—1.0%
Anthem, Inc.	1,612	747,227
Centene Corp. (a)	4,597	378,793
Cigna Corp. (b)	2,484	570,401
CVS Health Corp.	7,530	776,795
HCA Healthcare, Inc.	11,270	2,895,488
Humana, Inc.	949	440,203
McKesson Corp.	1,739	432,263
UnitedHealth Group, Inc.	19,108	9,594,891

		15,836,061

Health Care Technology—0.1%
Cerner Corp.	3,685	342,226
M3, Inc.	3,000	151,108
Veeva Systems, Inc. - Class A (a)	1,849	472,382

		965,716

Hotels, Restaurants & Leisure—0.8%
Aristocrat Leisure, Ltd.	21,066	668,117
Booking Holdings, Inc. (a)	1,451	3,481,283
Caesars Entertainment, Inc. (a) (b)	1,939	181,355
Chipotle Mexican Grill, Inc. (a) (b)	242	423,076
Compass Group plc (a)	13,620	303,403
DraftKings, Inc. - Class A (a) (b)	24,052	660,708
Evolution AB	1,627	228,888
Galaxy Entertainment Group, Ltd. (a)	38,000	196,906
Las Vegas Sands Corp. (a)	4,211	158,502
Marriott International, Inc. - Class A (a) (b)	3,604	595,525
McDonald’s Corp.	8,968	2,404,052
Oriental Land Co., Ltd.	2,300	387,590
Starbucks Corp.	8,016	937,631
Wyndham Hotels & Resorts, Inc.	17,284	1,549,511
Yum! Brands, Inc.	3,332	462,682

		12,639,229

Household Durables—0.5%
Century Communities, Inc.	1,207	98,720
DR Horton, Inc.	4,906	532,056
JS Global Lifestyle Co., Ltd.	21,500	36,243
KB Home	1,896	84,808
Lennar Corp. - Class A (b)	5,099	592,300
LG Electronics, Inc. (a)	692	80,023
M/I Homes, Inc. (a)	682	42,407
MDC Holdings, Inc.	2,106	117,578
Meritage Homes Corp. (a)	1,113	135,853
NVR, Inc. (a) (b)	257	1,518,580
Panasonic Corp.	12,800	140,781
PulteGroup, Inc.	2,632	150,445
Sekisui Chemical Co., Ltd.	22,900	382,678
Sony Group Corp.	8,600	1,087,120
Sumitomo Forestry Co., Ltd.	3,100	59,998
Taylor Morrison Home Corp. (a)	2,032	71,039
Toll Brothers, Inc.	1,658	120,023
TopBuild Corp. (a) (b)	5,029	1,387,551
TRI Pointe Group, Inc. (a)	3,468	96,722
Whirlpool Corp.	800	187,728

		6,922,653

Household Products—0.7%
Clorox Co. (The)	5,044	879,472
Colgate-Palmolive Co.	22,160	1,891,134
Essity AB - Class B	20,656	674,012
Kimberly-Clark Corp. (b)	7,042	1,006,443
Procter & Gamble Co. (The)	35,401	5,790,896
Reckitt Benckiser Group plc	10,876	933,025

		11,174,982

Independent Power and Renewable Electricity Producers—0.0%
Drax Group plc	16,428	134,667
Engie Brasil Energia S.A.	10,100	69,695
TransAlta Renewables, Inc.	2,399	35,560

		239,922

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.5%
3M Co.	16,294	$2,894,303
General Electric Co.	6,328	597,806
Hitachi, Ltd.	10,500	568,754
Honeywell International, Inc.	9,737	2,030,262
LG Corp. (a)	793	53,626
Roper Technologies, Inc.	2,202	1,083,076
Siemens AG	5,597	972,885

		8,200,712

Insurance—0.9%
Admiral Group plc	3,663	156,604
Aegon NV	41,753	208,088
Ageas SA	2,268	117,579
AIA Group, Ltd.	84,800	854,904
Alleghany Corp. (a) (b)	755	504,031
Allianz SE	3,772	891,774
Allstate Corp. (The)	1,811	213,064
American International Group, Inc.	4,792	272,473
Aon plc - Class A (b)	1,413	424,691
Arch Capital Group, Ltd. (a)	3,502	155,664
ASR Nederland NV	2,972	136,642
Assured Guaranty, Ltd.	3,201	160,690
AXA S.A.	27,102	807,696
Axis Capital Holdings, Ltd.	1,403	76,421
Chubb, Ltd.	3,599	695,723
Everest Re Group, Ltd.	1,002	274,468
Fairfax Financial Holdings, Ltd.	357	175,611
Hartford Financial Services Group, Inc. (The)	2,408	166,248
Legal & General Group plc	72,517	291,913
Lincoln National Corp. (b)	1,565	106,827
Loews Corp.	15,136	874,255
Manulife Financial Corp.	42,932	818,286
Markel Corp. (a)	438	540,492
Marsh & McLennan Cos., Inc. (b)	7,457	1,296,176
Muenchener Rueckversicherungs-Gesellschaft AG	946	280,646
NN Group NV	4,819	260,450
Old Republic International Corp.	5,674	139,467
Progressive Corp. (The)	4,503	462,233
Prudential Financial, Inc.	2,306	249,602
Prudential plc	21,257	366,557
Reinsurance Group of America, Inc.	1,127	123,395
RenaissanceRe Holdings, Ltd. (b)	1,216	205,905
T&D Holdings, Inc.	8,600	110,064
Unum Group	6,591	161,941
Willis Towers Watson plc	931	221,103
Zurich Insurance Group AG	1,797	787,496

		13,589,179

Interactive Media & Services—2.6%
Alphabet, Inc. - Class A (a)	4,786	13,865,234
Alphabet, Inc. - Class C (a)	4,404	12,743,370
Auto Trader Group plc	46,404	463,847
IAC/InterActiveCorp. (a) (b)	1,233	161,165
Match Group, Inc. (a)	3,194	422,407
Meta Platforms, Inc. - Class A (a)	30,067	10,113,036
Pinterest, Inc. - Class A (a)	9,740	354,049

Interactive Media & Services—(Continued)
Rightmove plc	37,200	399,454
Snap, Inc. - Class A (a) (b)	9,312	437,943
Tencent Holdings, Ltd.	1,300	76,262
Twitter, Inc. (a)	10,542	455,625

		39,492,392

Internet & Direct Marketing Retail—1.5%
Alibaba Group Holding, Ltd. (a)	8,496	127,202
Allegro.eu S.A. (a)	6,028	57,886
Amazon.com, Inc. (a)	5,863	19,549,235
Delivery Hero SE (a)	1,180	131,744
eBay, Inc. (b)	11,907	791,815
Etsy, Inc. (a) (b)	1,764	386,210
Just Eat Takeaway.com NV (a)	3,704	199,801
MercadoLibre, Inc. (a)	267	360,023
Mercari, Inc. (a) (b)	4,000	203,798
Moneysupermarket.com Group plc	12,007	35,024
Prosus NV	7,029	586,312
Revolve Group, Inc. (a) (b)	1,026	57,497
Shutterstock, Inc.	695	77,061
Wayfair, Inc. - Class A (a) (b)	479	90,996
ZOZO, Inc.	3,100	96,528

		22,751,132

IT Services—2.1%
Accenture plc - Class A	11,305	4,686,488
Adyen NV (a)	82	214,530
Amadeus IT Group S.A. (a)	3,798	255,812
Amdocs, Ltd.	6,013	450,013
Automatic Data Processing, Inc.	7,204	1,776,362
Block, Inc. (a)	8,536	1,378,649
Cloudflare, Inc. - Class A (a) (b)	2,074	272,731
Cognizant Technology Solutions Corp. - Class A (b)	4,078	361,800
Edenred	4,626	213,501
Endava plc (ADR) (a)	591	99,241
EPAM Systems, Inc. (a)	488	326,204
EVERTEC, Inc.	1,970	98,461
Fidelity National Information Services, Inc.	5,589	610,039
Fiserv, Inc. (a) (b)	4,272	443,391
Fujitsu, Ltd.	2,000	342,675
Gartner, Inc. (a)	696	232,687
Global Payments, Inc.	4,018	543,153
Infosys, Ltd. (ADR)	6,826	172,766
International Business Machines Corp.	5,208	696,101
Jack Henry & Associates, Inc.	1,516	253,157
MasterCard, Inc. - Class A	14,818	5,324,404
MongoDB, Inc. (a) (b)	419	221,798
Nomura Research Institute, Ltd.	4,400	187,376
Obic Co., Ltd.	1,000	187,181
Okta, Inc. (a) (b)	2,047	458,876
Paychex, Inc.	2,372	323,778
PayPal Holdings, Inc. (a) (b)	13,703	2,584,112
Shopify, Inc. - Class A (a)	674	928,020
Snowflake, Inc. - Class A (a)	879	297,761
Twilio, Inc. - Class A (a) (b)	1,445	380,526
VeriSign, Inc. (a)	1,535	389,614

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Visa, Inc. - Class A (b)	34,294	$7,431,853
Western Union Co. (The) (b)	11,439	204,072

		32,347,132

Leisure Products—0.1%
BRP, Inc.	1,332	116,673
Brunswick Corp.	1,166	117,451
Malibu Boats, Inc. - Class A (a)	983	67,562
MIPS AB	1,142	149,731
Peloton Interactive, Inc. - Class A (a) (b)	2,092	74,810
Shimano, Inc.	1,500	398,639
Thule Group AB	4,038	244,073

		1,168,939

Life Sciences Tools & Services—0.8%
10X Genomics, Inc. - Class A (a) (b)	1,984	295,537
Agilent Technologies, Inc. (b)	4,455	711,241
Bio-Techne Corp.	278	143,820
Bruker Corp.	841	70,568
Danaher Corp.	13,187	4,338,655
Illumina, Inc. (a)	1,770	673,379
IQVIA Holdings, Inc. (a)	1,564	441,267
Lonza Group AG	540	449,843
Mettler-Toledo International, Inc. (a)	285	483,705
Sartorius Stedim Biotech	256	140,204
Thermo Fisher Scientific, Inc.	5,368	3,581,744
Waters Corp. (a)	1,516	564,862

		11,894,825

Machinery—0.8%
AGCO Corp.	591	68,568
Allison Transmission Holdings, Inc.	3,390	123,226
Atlas Copco AB - A Shares	17,038	1,179,431
Caterpillar, Inc. (b)	3,596	743,437
Chart Industries, Inc. (a)	653	104,147
Daimler Truck Holding AG (a)	5,639	207,302
Deere & Co.	5,881	2,016,536
Epiroc AB - A Shares	11,391	288,796
FANUC Corp.	1,200	254,383
Graco, Inc.	2,472	199,293
IDEX Corp.	1,676	396,072
Illinois Tool Works, Inc. (b)	3,320	819,376
Komatsu, Ltd.	23,000	538,637
Meritor, Inc. (a) (b)	2,410	59,720
NGK Insulators, Ltd.	6,400	108,176
NSK, Ltd.	9,400	60,315
Otis Worldwide Corp.	23,086	2,010,098
Parker-Hannifin Corp. (b)	4,453	1,416,588
SMC Corp.	600	404,776
Sumitomo Heavy Industries, Ltd.	3,100	75,175
Techtronic Industries Co., Ltd.	13,500	268,727
Terex Corp.	1,774	77,967
Toro Co. (The)	1,965	196,323
Volvo AB - B Shares	16,501	380,441
Yangzijiang Shipbuilding Holdings, Ltd.	41,600	41,405

		12,038,915

Marine—0.1%
AP Moller - Maersk A/S - Class B	88	315,827
Mitsui OSK Lines, Ltd.	1,700	126,227
Nippon Yusen KK	2,100	159,949
Pacific Basin Shipping, Ltd.	110,000	40,401
SITC International Holdings Co., Ltd.	31,000	112,205

		754,609

Media—0.6%
AMC Networks, Inc. - Class A (a) (b)	1,067	36,748
Charter Communications, Inc. - Class A (a) (b)	2,694	1,756,407
Comcast Corp. - Class A	75,171	3,783,356
Discovery, Inc. - Class A (a) (b)	14,974	352,488
Fox Corp. - Class A	7,131	263,134
Gray Television, Inc.	2,180	43,949
ITV plc (a)	148,811	221,949
Liberty Broadband Corp. - Class C (a) (b)	3,596	579,316
Mediaset Espana Comunicacion S.A. (a)	31,263	145,809
Metropole Television S.A.	4,087	79,812
Nexstar Media Group, Inc. - Class A (b)	1,439	217,260
Omnicom Group, Inc.	9,383	687,492
ProSiebenSat.1 Media SE	3,040	48,535
TEGNA, Inc.	6,920	128,435

		8,344,690

Metals & Mining—0.7%
Allkem Ltd. (a)	17,753	135,094
AMG Advanced Metallurgical Group NV	1,208	38,887
Anglo American Platinum, Ltd.	857	97,605
Anglo American plc	13,329	545,594
APERAM S.A.	975	52,995
ArcelorMittal S.A.	3,735	120,138
Argonaut Gold, Inc. (a)	45,200	85,758
B2Gold Corp.	35,900	141,335
Barrick Gold Corp.	17,556	333,785
BHP Group plc	9,964	296,952
BHP Group, Ltd.	40,098	1,213,565
BlueScope Steel, Ltd.	6,541	99,923
Dowa Holdings Co., Ltd.	1,300	54,650
First Quantum Minerals, Ltd.	7,355	176,004
Fortescue Metals Group, Ltd.	20,724	290,803
Franco-Nevada Corp.	1,610	222,660
Freeport-McMoRan, Inc.	26,555	1,108,140
Ganfeng Lithium Co., Ltd. - Class H	2,200	34,626
Glencore plc	96,443	490,669
Gold Fields, Ltd. (ADR)	6,189	68,017
HudBay Minerals, Inc.	5,104	36,960
IAMGOLD Corp. (a)	18,249	56,841
Iluka Resources, Ltd.	10,394	76,795
Impala Platinum Holdings, Ltd.	9,033	127,581
Kinross Gold Corp.	18,564	107,720
Kirkland Lake Gold, Ltd. (b)	5,973	250,309
Lynas Rare Earths, Ltd. (a)	10,883	80,577
MMC Norilsk Nickel PJSC (ADR)	2,541	77,932
Newmont Corp.	7,772	482,019
Nucor Corp. (b)	2,655	303,068
Perseus Mining, Ltd.	96,858	114,304

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Polymetal International plc	4,895	$86,922
Rio Tinto plc	16,761	1,105,073
Rio Tinto, Ltd.	6,713	490,471
Schnitzer Steel Industries, Inc. - Class A	930	48,286
Steel Dynamics, Inc.	14,570	904,360
Sumitomo Metal Mining Co., Ltd.	2,500	94,551

		10,050,969

Multi-Utilities—0.2%
Dominion Energy, Inc.	7,539	592,264
E.ON SE	24,904	345,454
Engie S.A.	17,367	257,155
National Grid plc	35,240	508,460
RWE AG	6,142	249,545
Sempra Energy (b)	4,031	533,221
WEC Energy Group, Inc.	1,918	186,180

		2,672,279

Multiline Retail—0.2%
Dollar General Corp.	1,788	421,664
Dollar Tree, Inc. (a)	2,129	299,167
Dollarama, Inc.	12,387	619,962
Kohl’s Corp.	2,042	100,854
Target Corp.	3,056	707,281
Wesfarmers, Ltd.	17,161	740,489

		2,889,417

Oil, Gas & Consumable Fuels—1.7%
Advantage Energy, Ltd. (a)	11,814	69,206
Aker BP ASA	2,888	88,711
APA Corp.	3,031	81,504
ARC Resources, Ltd.	18,675	169,779
Beach Energy, Ltd.	96,174	88,354
BP plc	209,059	930,044
Canadian Natural Resources, Ltd.	17,088	722,047
Cheniere Energy, Inc.	1,335	135,396
Chevron Corp. (b)	10,921	1,281,579
China Suntien Green Energy Corp., Ltd. - Class H	67,000	52,247
CNX Resources Corp. (a)	2,627	36,121
ConocoPhillips	89,317	6,446,901
Coterra Energy, Inc.	68,666	1,304,654
Crescent Point Energy Corp.	15,023	80,165
Devon Energy Corp.	6,010	264,741
Diamondback Energy, Inc.	1,341	144,627
Enbridge, Inc.	13,201	515,642
Eni S.p.A.	24,243	335,126
EOG Resources, Inc. (b)	9,993	887,678
Equinor ASA	14,205	374,787
Exxon Mobil Corp.	24,182	1,479,697
Harbour Energy plc (a)	9,890	47,370
Hess Corp.	4,872	360,674
Hess Midstream L.P. - Class A	5,695	157,353
HollyFrontier Corp. (b)	4,184	137,152
Imperial Oil, Ltd.	3,796	136,901
Inpex Corp.	20,800	181,377
International Seaways, Inc. (b)	1,912	28,068

Oil, Gas & Consumable Fuels—(Continued)
Keyera Corp. (b)	10,427	235,173
Kinder Morgan, Inc.	20,478	324,781
Laredo Petroleum, Inc. (a) (b)	600	36,078
Lukoil PJSC (ADR)	969	87,016
Lundin Energy AB	5,804	208,145
Marathon Petroleum Corp. (b)	6,212	397,506
MEG Energy Corp. (a)	6,259	57,892
Neste Oyj	7,140	352,076
Nordic American Tankers, Ltd. (b)	5,118	8,649
OMV AG	3,972	225,690
Ovintiv, Inc.	5,807	195,696
Phillips 66	3,386	245,350
Pioneer Natural Resources Co.	1,561	283,915
Range Resources Corp. (a)	3,854	68,717
Repsol S.A.	22,732	269,817
Royal Dutch Shell plc - A Shares	25,248	553,990
Royal Dutch Shell plc - A Shares	10,067	221,216
Royal Dutch Shell plc - B Shares	67,830	1,488,886
Suncor Energy, Inc.	16,226	405,987
TC Energy Corp.	8,559	398,060
TotalEnergies SE	30,412	1,544,649
Tourmaline Oil Corp.	4,313	139,249
Valero Energy Corp.	3,483	261,608
VERBIO Vereinigte BioEnergie AG	627	43,019
Whitecap Resources, Inc. (b)	17,464	103,408
Woodside Petroleum, Ltd.	29,115	465,044

		25,159,518

Paper & Forest Products—0.1%
Canfor Corp. (a)	1,511	38,296
Interfor Corp.	1,397	44,739
Louisiana-Pacific Corp.	1,683	131,863
UPM-Kymmene Oyj	8,491	320,904
West Fraser Timber Co., Ltd.	2,284	217,900

		753,702

Personal Products—0.3%
Estee Lauder Cos., Inc. (The) - Class A	2,958	1,095,052
Herbalife, Ltd. (a)	1,792	73,346
Kao Corp. (b)	5,400	282,574
L’Oreal S.A.	2,030	962,304
Shiseido Co., Ltd. (b)	4,000	223,061
Unilever plc	40,986	2,195,801

		4,832,138

Pharmaceuticals—2.8%
Astellas Pharma, Inc.	76,100	1,237,678
AstraZeneca plc	21,249	2,476,043
Bayer AG	6,453	345,458
Bristol-Myers Squibb Co.	33,995	2,119,588
Chugai Pharmaceutical Co., Ltd. (b)	5,400	175,143
Daiichi Sankyo Co., Ltd.	12,000	305,142
Eisai Co., Ltd.	2,100	119,241
Eli Lilly and Co.	18,435	5,092,116
GlaxoSmithKline plc	85,635	1,862,057
Ipsen S.A.	611	55,872

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Jazz Pharmaceuticals plc (a)	1,919	$244,481
Johnson & Johnson	44,969	7,692,847
Merck & Co., Inc.	37,081	2,841,888
Novartis AG	32,424	2,847,355
Novo Nordisk A/S - Class B	21,430	2,395,762
Ono Pharmaceutical Co., Ltd.	16,200	401,582
Organon & Co.	2,014	61,326
Pacira BioSciences, Inc. (a)	1,650	99,280
Pfizer, Inc.	86,802	5,125,658
Recordati Industria Chimica e Farmaceutica S.p.A.	4,094	262,245
Roche Holding AG	8,853	3,669,882
Sanofi	20,931	2,103,014
Takeda Pharmaceutical Co., Ltd.	11,400	311,554
Viatris, Inc. (b)	10,100	136,653
Zoetis, Inc.	3,405	830,922

		42,812,787

Professional Services—0.3%
BayCurrent Consulting, Inc.	200	77,054
CoStar Group, Inc. (a)	3,700	292,411
Experian plc	7,183	352,359
Intertek Group plc	4,899	372,537
Recruit Holdings Co., Ltd.	10,400	630,436
RELX plc	39,584	1,290,109
SGS S.A.	71	236,502
Verisk Analytics, Inc.	1,078	246,571
Wolters Kluwer NV	4,119	484,129

		3,982,108

Real Estate Management & Development—0.1%
CK Asset Holdings, Ltd.	67,454	425,377
Cushman & Wakefield plc (a)	2,484	55,244
Henderson Land Development Co., Ltd.	17,000	72,408
Hongkong Land Holdings, Ltd.	19,600	101,850
Mitsui Fudosan Co., Ltd.	12,500	247,616
Newmark Group, Inc. - Class A	8,598	160,783
Sagax AB - Class B	9,550	322,354
Sino Land Co., Ltd.	40,000	49,829
Sun Hung Kai Properties, Ltd.	16,500	200,300
Swire Pacific, Ltd. - Class A	13,500	76,817
Swire Properties, Ltd.	28,000	70,173
Vonovia SE	4,443	245,327
Wharf Real Estate Investment Co., Ltd.	28,000	142,233

		2,170,311

Road & Rail—0.7%
Canadian National Railway Co.	10,547	1,295,540
Canadian Pacific Railway, Ltd. (b)	11,926	857,763
CSX Corp.	18,087	680,071
Norfolk Southern Corp.	2,209	657,641
Odakyu Electric Railway Co., Ltd.	10,600	196,849
Old Dominion Freight Line, Inc.	890	318,958
Uber Technologies, Inc. (a)	25,144	1,054,288
Union Pacific Corp. (b)	19,684	4,958,990
XPO Logistics, Inc. (a) (b)	6,971	539,765

		10,559,865

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	8,581	1,234,806
Amkor Technology, Inc.	1,825	45,242
Analog Devices, Inc.	6,373	1,120,182
Applied Materials, Inc.	9,837	1,547,950
ASM International NV	521	228,786
ASML Holding NV	3,342	2,664,820
Axcelis Technologies, Inc. (a)	829	61,810
Broadcom, Inc. (b)	4,165	2,771,433
Canadian Solar, Inc. (a)	869	27,191
Cohu, Inc. (a)	892	33,976
Daqo New Energy Corp. (ADR) (a)	2,535	102,211
Enphase Energy, Inc. (a) (b)	1,824	333,683
First Solar, Inc. (a) (b)	10,642	927,557
Infineon Technologies AG	12,229	567,047
Intel Corp.	28,372	1,461,158
KLA Corp.	2,193	943,231
Kulicke & Soffa Industries, Inc.	2,354	142,511
Lam Research Corp.	3,436	2,470,999
Lasertec Corp.	1,500	455,997
Lattice Semiconductor Corp. (a)	936	72,128
Marvell Technology, Inc.	8,143	712,431
MediaTek, Inc.	3,000	128,264
Microchip Technology, Inc. (b)	5,668	493,456
Micron Technology, Inc.	14,195	1,322,264
Monolithic Power Systems, Inc.	276	136,159
Nordic Semiconductor ASA (a)	3,650	121,891
NVIDIA Corp.	26,105	7,677,742
NXP Semiconductors NV (b)	3,994	909,753
Parade Technologies, Ltd.	1,000	76,118
Power Integrations, Inc.	1,345	124,937
Qorvo, Inc. (a)	890	139,187
QUALCOMM, Inc.	12,254	2,240,889
Shinko Electric Industries Co., Ltd.	1,600	75,829
Silergy Corp.	1,000	180,682
SK Hynix, Inc. (a)	877	95,954
Skyworks Solutions, Inc. (b)	2,516	390,332
SolarEdge Technologies, Inc. (a) (b)	783	219,686
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,919	351,185
Texas Instruments, Inc.	24,570	4,630,708
Tokyo Electron, Ltd.	1,800	1,030,419
Universal Display Corp.	660	108,920
Xilinx, Inc.	2,328	493,606

		38,873,130

Software—3.9%
Adobe, Inc. (a)	7,499	4,252,383
Autodesk, Inc. (a) (b)	2,961	832,603
Avaya Holdings Corp. (a)	1,851	36,650
Bill.com Holdings, Inc. (a) (b)	599	149,241
Black Knight, Inc. (a)	1,442	119,527
Blackberry, Ltd. (a) (b)	9,574	89,462
Check Point Software Technologies, Ltd. (a)	3,693	430,456
Constellation Software, Inc.	643	1,192,998
Crowdstrike Holdings, Inc. - Class A (a) (b)	5,137	1,051,801
Datadog, Inc. - Class A (a)	1,283	228,515
DocuSign, Inc. (a) (b)	1,737	264,562

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Dropbox, Inc. - Class A (a)	6,092	$149,498
Dynatrace, Inc. (a)	1,399	84,430
Fortinet, Inc. (a)	1,799	646,561
HubSpot, Inc. (a) (b)	304	200,382
Intuit, Inc.	5,680	3,653,489
Microsoft Corp.	99,570	33,487,382
Netcompany Group A/S	1,253	133,610
Nice, Ltd. (ADR) (a) (b)	1,068	324,245
NortonLifeLock, Inc.	6,203	161,154
Nuance Communications, Inc. (a) (b)	4,891	270,570
Oracle Corp.	25,857	2,254,989
Oracle Corp. Japan	1,500	113,883
Palantir Technologies, Inc. - Class A (a) (b)	10,555	192,206
Palo Alto Networks, Inc. (a) (b)	1,285	715,436
Progress Software Corp.	1,383	66,757
Qualys, Inc. (a)	977	134,064
RingCentral, Inc. - Class A (a)	739	138,452
Salesforce.com, Inc. (a)	10,906	2,771,542
SAP SE	8,307	1,186,414
ServiceNow, Inc. (a) (b)	1,316	854,229
Splunk, Inc. (a)	1,455	168,373
SS&C Technologies Holdings, Inc.	4,036	330,871
Trade Desk, Inc. (The) - Class A (a)	3,219	294,989
VMware, Inc. - Class A	2,708	313,803
Workday, Inc. - Class A (a)	2,098	573,132
Zoom Video Communications, Inc. - Class A (a)	1,311	241,106
Zscaler, Inc. (a) (b)	1,167	374,992

		58,484,757

Specialty Retail—1.2%
Asbury Automotive Group, Inc. (a)	622	107,438
AutoNation, Inc. (a)	1,402	163,824
AutoZone, Inc. (a)	621	1,301,858
Burlington Stores, Inc. (a) (b)	3,630	1,058,181
Carvana Co. (a) (b)	639	148,114
Fast Retailing Co., Ltd. (b)	600	340,704
Floor & Decor Holdings, Inc. - Class A (a) (b)	9,819	1,276,568
Foot Locker, Inc.	2,378	103,752
Group 1 Automotive, Inc. (b)	385	75,160
H & M Hennes & Mauritz AB - B Shares (b)	6,358	124,692
Hibbett Sports, Inc. (b)	630	45,316
Home Depot, Inc. (The)	15,805	6,559,233
Industria de Diseno Textil S.A	12,058	390,781
Lithia Motors, Inc. - Class A	509	151,147
Lowe’s Cos., Inc.	4,476	1,156,956
MarineMax, Inc. (a) (b)	893	52,723
O’Reilly Automotive, Inc. (a)	3,403	2,403,301
Ross Stores, Inc.	3,388	387,181
Sally Beauty Holdings, Inc. (a) (b)	3,134	57,854
Signet Jewelers, Ltd.	1,078	93,818
TJX Cos., Inc. (The)	9,719	737,866
Tractor Supply Co.	7,346	1,752,756
USS Co., Ltd.	4,500	70,267
Watches of Switzerland Group plc (a)	2,808	53,946

		18,613,436

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	197,221	35,020,533
FUJIFILM Holdings Corp.	900	66,716
Hewlett Packard Enterprise Co.	15,808	249,292
HP, Inc. (b)	23,986	903,553
NetApp, Inc.	1,365	125,566
Seagate Technology Holdings plc	1,492	168,566
Western Digital Corp. (a)	3,386	220,801

		36,755,027

Textiles, Apparel & Luxury Goods—0.7%
Adidas AG	1,245	359,059
Cie Financiere Richemont S.A. - Class A	3,881	579,523
Crocs, Inc. (a)	2,297	294,521
Deckers Outdoor Corp. (a)	2,877	1,053,874
EssilorLuxottica S.A.	2,871	611,147
Hermes International	180	314,311
Kering S.A.	623	499,891
Lululemon Athletica, Inc. (a) (b)	2,941	1,151,255
LVMH Moet Hennessy Louis Vuitton SE	1,739	1,435,024
Moncler S.p.A.	2,868	207,287
NIKE, Inc. - Class B	21,706	3,617,739
VF Corp.	3,386	247,923

		10,371,554

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd.	2,574	117,194
MGIC Investment Corp.	10,325	148,886
NMI Holdings, Inc. - Class A (a)	2,170	47,415
Radian Group, Inc.	8,285	175,062

		488,557

Tobacco—0.2%
Altria Group, Inc.	12,360	585,740
British American Tobacco plc	15,293	566,627
Imperial Brands plc	11,578	253,181
Philip Morris International, Inc.	9,449	897,655
Swedish Match AB	30,010	238,443

		2,541,646

Trading Companies & Distributors—0.4%
Air Lease Corp.	1,300	57,499
Ashtead Group plc	7,834	627,797
Boise Cascade Co.	1,519	108,153
Fastenal Co.	9,915	635,155
Ferguson plc	2,949	523,863
Herc Holdings, Inc.	581	90,956
IMCD NV	332	73,706
ITOCHU Corp.	10,100	308,927
Marubeni Corp.	16,500	160,605
Mitsubishi Corp.	8,600	273,061
Mitsui & Co., Ltd.	59,600	1,411,290
Rexel S.A.	5,416	110,099
Sumitomo Corp.	28,700	424,317
Toromont Industries, Ltd.	3,012	272,305
Toyota Tsusho Corp.	2,100	96,774

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Triton International, Ltd.	1,536	$92,513
WESCO International, Inc. (a)	508	66,848
WW Grainger, Inc.	1,854	960,817

		6,294,685

Water Utilities—0.0%
American Water Works Co., Inc.	3,648	688,961

Wireless Telecommunication Services—0.2%
KDDI Corp.	43,600	1,274,379
SoftBank Group Corp.	10,300	486,668
T-Mobile U.S., Inc. (a) (b)	2,923	339,010
Vodafone Group plc	182,019	271,478

		2,371,535

Total Common Stocks (Cost $576,460,336)		744,406,280

Corporate Bonds & Notes—38.0%

Aerospace/Defense—0.6%
Boeing Co. (The) 1.433%, 02/04/24	4,385,000	4,378,303
2.196%, 02/04/26	4,301,000	4,299,975

		8,678,278

Agriculture—0.6%
Altria Group, Inc. 5.800%, 02/14/39	1,171,000	1,407,520
BAT Capital Corp. 4.390%, 08/15/37	3,506,000	3,694,090
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31 (b)	1,865,000	1,892,757
Cargill, Inc. 0.750%, 02/02/26 (144A) (b)	2,710,000	2,625,927

		9,620,294

Airlines—0.2%
Southwest Airlines Co. 4.750%, 05/04/23	1,193,000	1,249,360
5.250%, 05/04/25 (b)	1,149,000	1,276,175

		2,525,535

Auto Manufacturers—0.5%
Ford Motor Credit Co. LLC 2.700%, 08/10/26 (b)	3,043,000	3,069,626
General Motors Co. 6.125%, 10/01/25	3,125,000	3,589,778
General Motors Financial Co., Inc. 5.100%, 01/17/24	844,000	904,972

		7,564,376

Banks—9.3%
Banco Santander S.A. 2.749%, 12/03/30	2,200,000	2,152,837
Bank of America Corp. 1.734%, SOFR + 0.960%, 07/22/27 (c)	1,226,000	1,217,071
1.898%, SOFR + 1.530%, 07/23/31 (b) (c)	6,129,000	5,865,915
2.496%, 3M LIBOR + 0.990%, 02/13/31 (c)	2,962,000	2,969,549
2.884%, 3M LIBOR + 1.190%, 10/22/30 (c)	12,460,000	12,865,542
Bank of Ireland Group plc 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	5,646,000	5,544,746
BNP Paribas S.A. 2.871%, SOFR + 1.387%, 04/19/32 (144A) (b) (c)	3,061,000	3,103,598
BPCE S.A. 2.277%, SOFR + 1.312%, 01/20/32 (144A) (c)	2,741,000	2,641,070
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (c)	14,593,000	14,813,881
Credit Suisse AG 0.440%, SOFR + 0.390%, 02/02/24 (b) (c)	2,267,000	2,260,842
Credit Suisse Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (b) (c)	1,000,000	966,162
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,281,000	2,329,251
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	2,800,000	2,849,145
4.550%, 04/17/26	545,000	600,449
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	2,642,000	2,640,823
Goldman Sachs Group, Inc. (The) 1.948%, SOFR + 0.913%, 10/21/27 (c)	6,856,000	6,825,836
JPMorgan Chase & Co. 1.578%, SOFR + 0.885%, 04/22/27 (c)	2,000,000	1,976,428
1.953%, SOFR + 1.065%, 02/04/32 (c)	1,902,000	1,831,936
2.950%, 10/01/26	6,709,000	7,082,311
2.956%, SOFR + 2.515%, 05/13/31 (c)	550,000	569,455
3.650%, 5Y H15 + 2.850%, 06/01/26 (b) (c)	3,063,000	3,055,343
Lloyds Banking Group plc 2.438%, 1Y H15 + 1.000%, 02/05/26 (c)	2,107,000	2,148,050
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (b) (c)	1,654,000	1,770,850
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	4,596,000	4,907,781
Morgan Stanley 2.699%, SOFR + 1.143%, 01/22/31 (c)	4,389,000	4,490,318
4.000%, 07/23/25	3,892,000	4,217,916
4.350%, 09/08/26	2,373,000	2,622,967
NatWest Group plc 3.073%, 1Y H15 + 2.550%, 05/22/28 (c)	2,333,000	2,426,529
4.800%, 04/05/26 (b)	1,708,000	1,899,747
Santander Holdings USA, Inc. 3.500%, 06/07/24	1,742,000	1,815,702
Santander UK Group Holdings plc 1.532%, 1Y H15 + 1.250%, 08/21/26 (c)	1,154,000	1,135,134
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	1,538,000	1,505,078
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (b) (c)	10,078,000	10,506,315
UBS Group AG 1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	1,424,000	1,391,854
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (c)	1,378,000	1,440,328

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	2,487,000	$2,423,020
Wells Fargo & Co. 3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	8,411,000	8,866,942
3.900%, 5Y H15 + 3.453%, 03/15/26 (c)	1,184,000	1,216,560
4.100%, 06/03/26 (b)	2,500,000	2,724,882

		141,672,163

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	9,294,000	11,108,389
Coca-Cola Co. (The) 2.875%, 05/05/41	2,880,000	2,997,717
JDE Peet’s NV 2.250%, 09/24/31 (144A) (b)	1,519,000	1,461,452

		15,567,558

Biotechnology—0.2%
Amgen, Inc. 3.375%, 02/21/50 (b)	3,286,000	3,417,871

Building Materials—0.2%
Carrier Global Corp. 2.700%, 02/15/31 (b)	2,000,000	2,031,311
Masco Corp. 1.500%, 02/15/28 (b)	500,000	483,958

		2,515,269

Chemicals—0.2%
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	1,305,000	1,411,846
Westlake Chemical Corp. 3.375%, 06/15/30	1,131,000	1,198,649

		2,610,495

Commercial Services—0.5%
Moody’s Corp. 3.250%, 05/20/50	2,800,000	2,923,983
Quanta Services, Inc. 2.900%, 10/01/30	2,358,000	2,397,938
S&P Global, Inc. 2.500%, 12/01/29	1,098,000	1,133,943
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A)	1,116,000	1,105,177

		7,561,041

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26 (b)	1,118,000	1,096,547
3.000%, 10/29/28	3,194,000	3,239,150
Capital One Financial Corp. 2.359%, SOFR + 1.337%, 07/29/32 (c)	1,011,000	957,119
2.618%, SOFR + 1.265%, 11/02/32 (c)	334,000	333,085

Diversified Financial Services—(Continued)
Discover Financial Services 4.500%, 01/30/26 (b)	2,627,000	2,876,827
MasterCard, Inc. 3.850%, 03/26/50	2,750,000	3,304,982
Synchrony Financial 2.875%, 10/28/31	1,924,000	1,919,981

		13,727,691

Electric—2.1%
AES Corp. (The) 1.375%, 01/15/26 (b)	928,000	900,583
3.300%, 07/15/25 (144A)	2,086,000	2,159,844
Berkshire Hathaway Energy Co. 3.700%, 07/15/30	2,000,000	2,208,747
3.800%, 07/15/48 (b)	2,636,000	2,949,233
6.500%, 09/15/37	345,000	481,997
Centerpoint Energy Houston Electric LLC 2.900%, 07/01/50	2,897,000	2,918,689
Duke Energy Corp. 3.300%, 06/15/41 (b)	130,000	131,942
3.500%, 06/15/51	120,000	123,906
Eversource Energy 1.650%, 08/15/30 (b)	2,007,000	1,876,474
Exelon Corp. 4.700%, 04/15/50	2,811,000	3,528,758
NextEra Energy Capital Holdings, Inc. 2.440%, 01/15/32	1,243,000	1,245,776
NRG Energy, Inc. 2.450%, 12/02/27 (144A) (b)	2,705,000	2,680,274
Pacific Gas and Electric Co. 3.150%, 01/01/26 (b)	1,000,000	1,022,132
3.300%, 08/01/40 (b)	3,059,000	2,835,734
PG&E Energy Recovery Funding LLC
2.280%, 01/15/36	1,624,000	1,619,114
2.822%, 07/15/46	2,151,000	2,139,306
Sempra Energy
3.800%, 02/01/38	2,000,000	2,194,449
Southern California Edison Co.
4.200%, 03/01/29	500,000	557,422
5.500%, 03/15/40	335,000	420,210

		31,994,590

Electronics—0.4%
Amphenol Corp.
2.200%, 09/15/31	868,000	848,313
2.800%, 02/15/30	5,764,000	5,939,404

		6,787,717

Environmental Control—0.1%
Republic Services, Inc.
1.450%, 02/15/31 (b)	1,000,000	929,895

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.6%
Flowers Foods, Inc.
2.400%, 03/15/31 (b)	1,803,000	$1,775,721
Mondelez International, Inc.
2.750%, 04/13/30 (b)	3,000,000	3,091,507
Tyson Foods, Inc.
4.000%, 03/01/26	1,851,000	2,007,202
5.100%, 09/28/48	1,500,000	2,017,407

		8,891,837

Gas—0.2%
NiSource, Inc.
1.700%, 02/15/31 (b)	3,751,000	3,501,957

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc.
4.000%, 5Y H15 + 2.657%, 03/15/60 (b) (c)	2,255,000	2,316,697

Healthcare-Products—1.1%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	4,427,000	4,467,530
2.750%, 09/23/26 (144A)	1,488,000	1,537,821
Baxter International, Inc.
2.539%, 02/01/32 (144A) (b)	5,235,000	5,288,490
Danaher Corp.
2.800%, 12/10/51	1,090,000	1,074,855
DH Europe Finance II Sarl
3.400%, 11/15/49	3,427,000	3,672,262

		16,040,958

Healthcare-Services—0.4%
HCA, Inc.
2.375%, 07/15/31 (b)	3,007,000	2,960,258
UnitedHealth Group, Inc.
2.875%, 08/15/29	2,245,000	2,374,860

		5,335,118

Home Furnishings—0.1%
Whirlpool Corp.
4.500%, 06/01/46	1,605,000	1,909,793

Insurance—0.6%
Hartford Financial Services Group, Inc. (The)
2.900%, 09/15/51	1,285,000	1,266,106
High Street Funding Trust II
4.682%, 02/15/48 (144A)	1,250,000	1,548,199
Progressive Corp. (The)
5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	4,400,000	4,499,000
Prudential Financial, Inc.
4.500%, 3M LIBOR + 2.380%, 09/15/47 (b) (c)	1,870,000	1,948,852

		9,262,157

Internet—0.3%
Amazon.com, Inc.
2.500%, 06/03/50	3,760,000	3,580,036

Internet—(Continued)
Expedia Group, Inc.
2.950%, 03/15/31 (b)	411,000	410,417
4.625%, 08/01/27	652,000	726,047
6.250%, 05/01/25 (144A)	398,000	449,009

		5,165,509

Lodging—0.4%
Las Vegas Sands Corp.
3.200%, 08/08/24	4,495,000	4,576,325
Marriott International, Inc.
2.750%, 10/15/33 (b)	735,000	712,980
2.850%, 04/15/31	887,000	884,286

		6,173,591

Machinery-Construction & Mining—0.1%
Caterpillar, Inc.
3.250%, 04/09/50 (b)	1,626,000	1,796,430

Machinery-Diversified—0.3%
Otis Worldwide Corp.
2.565%, 02/15/30	2,268,000	2,300,603
3.112%, 02/15/40	650,000	666,735
Xylem, Inc.
2.250%, 01/30/31 (b)	1,835,000	1,818,538

		4,785,876

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	6,000,000	5,800,720
Comcast Corp.
3.400%, 04/01/30	2,250,000	2,455,580
Discovery Communications LLC
3.625%, 05/15/30 (b)	1,525,000	1,630,326
4.125%, 05/15/29 (b)	2,621,000	2,897,637
ViacomCBS, Inc. 4.750%, 05/15/25	2,000,000	2,193,361

		14,977,624

Mining—0.2%
Barrick North America Finance LLC 5.750%, 05/01/43	2,247,000	3,052,825

Miscellaneous Manufacturing—0.5%
GE Capital International Funding Co. 4.418%, 11/15/35	2,546,000	3,038,295
Ingersoll-Rand Luxembourg Finance S.A. 3.500%, 03/21/26	3,655,000	3,875,921

		6,914,216

Oil & Gas—2.3%
BP Capital Markets plc 4.375%, 5Y H15 + 4.036%, 06/22/25 (c)	982,000	1,026,190

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Canadian Natural Resources, Ltd. 2.950%, 07/15/30 (b)	2,106,000	$2,132,086
4.950%, 06/01/47 (b)	2,159,000	2,649,256
Cenovus Energy, Inc. 2.650%, 01/15/32 (b)	855,000	836,508
ConocoPhillips 2.400%, 02/15/31 (144A) (b)	451,000	452,434
3.750%, 10/01/27 (144A)	1,266,000	1,387,780
Continental Resources, Inc. 2.875%, 04/01/32 (144A)	2,394,000	2,341,943
4.375%, 01/15/28	1,596,000	1,725,356
5.750%, 01/15/31 (144A) (b)	507,000	597,053
Devon Energy Corp. 5.850%, 12/15/25	1,595,000	1,823,693
Diamondback Energy, Inc. 3.125%, 03/24/31	2,336,000	2,407,598
EOG Resources, Inc. 4.375%, 04/15/30 (b)	1,145,000	1,323,129
EQT Corp. 6.625%, 02/01/25 (b)	4,160,000	4,690,421
Hess Corp. 3.500%, 07/15/24 (b)	552,000	575,880
4.300%, 04/01/27 (b)	409,000	445,422
5.800%, 04/01/47	1,500,000	1,916,320
Marathon Petroleum Corp. 4.500%, 04/01/48 (b)	2,723,000	3,104,261
Occidental Petroleum Corp. 3.200%, 08/15/26 (b)	1,493,000	1,538,566
Pioneer Natural Resources Co. 1.125%, 01/15/26	1,584,000	1,538,069
Valero Energy Corp. 2.800%, 12/01/31 (b)	1,149,000	1,145,415
4.000%, 04/01/29 (b)	1,705,000	1,855,334

		35,512,714

Packaging & Containers—0.3%
Berry Global, Inc. 1.650%, 01/15/27	1,986,000	1,940,114
CCL Industries, Inc. 3.050%, 06/01/30 (144A) (b)	1,885,000	1,949,573

		3,889,687

Pharmaceuticals—1.5%
AbbVie, Inc. 4.250%, 11/21/49	5,700,000	6,852,382
Becton Dickinson & Co. 2.823%, 05/20/30 (b)	3,000,000	3,105,206
Bristol-Myers Squibb Co. 3.200%, 06/15/26 (b)	4,488,000	4,826,085
Cigna Corp. 3.400%, 03/01/27	1,000,000	1,073,978
CVS Health Corp. 2.700%, 08/21/40	5,167,000	4,976,655
4.250%, 04/01/50 (b)	681,000	823,067
5.050%, 03/25/48	142,000	185,656

Pharmaceuticals—(Continued)
Merck & Co., Inc. 2.750%, 12/10/51	1,021,000	1,010,275

		22,853,304

Pipelines—1.5%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	8,126,000	8,704,212
Enable Midstream Partners L.P. 4.400%, 03/15/27	744,000	802,809
4.950%, 05/15/28 (b)	1,098,000	1,217,797
Energy Transfer L.P. 4.050%, 03/15/25	1,531,000	1,622,099
Kinder Morgan Energy Partners L.P. 5.800%, 03/15/35 (b)	311,000	390,091
6.950%, 01/15/38	1,655,000	2,289,847
Kinder Morgan, Inc. 2.000%, 02/15/31 (b)	1,188,000	1,130,501
MPLX L.P. 4.500%, 04/15/38	2,817,000	3,154,623
ONEOK, Inc. 4.350%, 03/15/29	903,000	984,154
Plains All American Pipeline L.P. / PAA Finance Corp. 3.550%, 12/15/29	1,391,000	1,440,973
3.800%, 09/15/30 (b)	1,084,000	1,131,959

		22,869,065

Real Estate Investment Trusts—4.7%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/33	2,419,000	2,273,012
American Tower Corp. 2.100%, 06/15/30	6,606,000	6,360,512
3.800%, 08/15/29	1,413,000	1,537,212
Boston Properties L.P. 3.250%, 01/30/31 (b)	4,160,000	4,358,429
3.400%, 06/21/29	1,000,000	1,061,395
4.500%, 12/01/28 (b)	2,671,000	3,010,163
Camden Property Trust 4.100%, 10/15/28	465,000	521,671
Crown Castle International Corp. 2.250%, 01/15/31 (b)	7,852,000	7,649,808
3.700%, 06/15/26	1,312,000	1,406,071
Digital Realty Trust L.P. 3.600%, 07/01/29 (b)	2,306,000	2,495,928
3.700%, 08/15/27	6,240,000	6,762,073
Duke Realty L.P. 1.750%, 07/01/30	2,484,000	2,359,972
Equinix, Inc. 2.150%, 07/15/30 (b)	7,581,000	7,369,426
Essex Portfolio L.P. 2.650%, 03/15/32 (b)	3,000,000	3,009,514
Highwoods Realty L.P. 4.200%, 04/15/29	1,424,000	1,571,403
Kimco Realty Corp. 2.700%, 10/01/30 (b)	2,122,000	2,153,581
4.250%, 04/01/45	1,287,000	1,473,534

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Mid-America Apartments L.P. 2.750%, 03/15/30 (b)	2,000,000	$2,071,146
4.200%, 06/15/28	360,000	405,317
Piedmont Operating Partnership L.P. 2.750%, 04/01/32	520,000	508,433
3.150%, 08/15/30 (b)	1,863,000	1,907,954
Prologis L.P. 2.125%, 10/15/50 (b)	756,000	647,733
Vornado Realty L.P. 3.500%, 01/15/25	3,000,000	3,143,411
Welltower, Inc. 2.050%, 01/15/29	4,419,000	4,349,074
3.100%, 01/15/30 (b)	2,500,000	2,619,038

		71,025,810

Retail—0.7%
Home Depot, Inc. (The) 3.350%, 04/15/50	3,000,000	3,271,690
McDonald’s Corp. 3.600%, 07/01/30 (b)	2,145,000	2,370,350
Ross Stores, Inc. 1.875%, 04/15/31 (b)	1,390,000	1,332,557
Starbucks Corp. 3.500%, 11/15/50 (b)	2,369,000	2,550,944
Tractor Supply Co. 1.750%, 11/01/30	1,350,000	1,263,973

		10,789,514

Savings & Loans—0.0%
Nationwide Building Society 3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (c)	616,000	634,478

Semiconductors—1.2%
Analog Devices, Inc. 1.700%, 10/01/28 (b)	1,419,000	1,414,605
Broadcom, Inc. 2.600%, 02/15/33 (144A)	3,032,000	2,955,884
Intel Corp. 2.800%, 08/12/41	1,782,000	1,777,625
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.400%, 05/01/30 (144A) (b)	3,444,000	3,670,308
3.875%, 06/18/26 (144A)	2,000,000	2,158,484
QUALCOMM, Inc. 1.650%, 05/20/32	6,000,000	5,673,793

		17,650,699

Software—0.6%
Fiserv, Inc. 3.200%, 07/01/26 (b)	3,793,000	4,010,425
salesforce.com, Inc. 2.700%, 07/15/41	500,000	499,361
VMware, Inc. 2.200%, 08/15/31 (b)	4,864,000	4,777,397

		9,287,183

Security Description	Shares/ Principal Amount*	Value

Telecommunications—2.4%
AT&T, Inc. 3.500%, 06/01/41 (b)	9,197,000	9,452,160
3.500%, 09/15/53 (b)	1,005,000	1,013,940
4.850%, 03/01/39	2,000,000	2,390,550
T-Mobile USA, Inc. 3.500%, 04/15/31 (b)	722,000	751,154
3.875%, 04/15/30	7,435,000	8,132,057
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	1,000,000	1,241,518
Verizon Communications, Inc. 3.400%, 03/22/41	3,546,000	3,712,462
3.550%, 03/22/51	2,466,000	2,655,543
4.272%, 01/15/36	5,549,000	6,508,893

		35,858,277

Total Corporate Bonds & Notes (Cost $571,820,990)		575,668,092

Mutual Funds—1.8%

Investment Company Security—1.8%
iShares GSCI Commodity Dynamic Roll Strategy ETF (Cost $30,858,879)	864,394	26,692,487

Preferred Stocks—0.2%

Auto Components—0.0%
Schaeffler AG	7,241	60,062

Automobiles—0.1%
Porsche Automobil Holding SE	1,506	142,918
Volkswagen AG	4,341	877,270

		1,020,188

Health Care Equipment & Supplies—0.0%
Sartorius AG	539	364,819

Household Products—0.1%
Henkel AG & Co. KGaA	12,212	988,966

Water Utilities—0.0%
Cia de Saneamento do Parana	46,600	32,383

Total Preferred Stocks (Cost $2,364,184)		2,466,418

Short-Term Investments—8.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $31,203,612; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $31,827,788.	31,203,612	31,203,612

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—6.0%
U.S. Treasury Bills 0.044%, 01/27/22 (d)	17,000,000	$16,999,688
0.044%, 02/10/22 (d)	50,000,000	49,998,285
0.052%, 03/17/22 (d)	24,000,000	23,997,311

		90,995,284

Total Short-Term Investments (Cost $122,197,988)		122,198,896

Securities Lending Reinvestments (e)—7.8%

Certificates of Deposit—1.1%
Bank of Nova Scotia 0.320%, 06/07/22	5,000,000	5,000,610
Credit Suisse (NY) 0.270%, 03/18/22	4,000,000	4,000,000
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (c)	2,000,000	1,999,918
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	800,000	799,456
0.240%, 3M LIBOR + 0.020%, 03/25/22 (c)	2,000,000	2,000,002
Standard Chartered Bank (NY) 0.150%, 02/02/22	2,000,000	2,000,038
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	1,000,000	999,830

		16,799,854

Repurchase Agreements—6.0%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by various Common Stock with an aggregate market value of $4,445,400.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $7,309,076; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22-11/15/51, and an aggregate market value of $7,455,251.	7,309,069	7,309,070
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $2,067,649.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $9,833,569; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $10,030,241.	9,833,528	9,833,528
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $4,001,633; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,400,018; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,428,023.	1,400,000	1,400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $15,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $15,300,006.	15,000,000	15,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $5,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $5,102,355.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $8,300,113; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $8,469,595.	8,300,000	8,300,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $10,600,412; collateralized by various Common Stock with an aggregate market value of $11,780,009.	10,600,000	10,600,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $2,800,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,110,455.	2,800,000	2,800,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,500,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,315.	1,500,000	1,500,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $10,000,142; collateralized by various Common Stock with an aggregate market value of $11,111,391.	10,000,000	$10,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,032,599; collateralized by various Common Stock with an aggregate market value of $2,258,413.	2,032,520	2,032,520
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $5,000,058; collateralized by various Common Stock with an aggregate market value of $5,526,823.	5,000,000	5,000,000

		91,775,118

Mutual Funds—0.7%
Allspring Government Money Market Fund, Select Class 0.030% (f)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	1,100,000	1,100,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	100,000	100,000

		11,200,000

Total Securities Lending Reinvestments (Cost $119,774,590)		119,774,972

Total Investments—105.0% (Cost $1,423,476,967)		1,591,207,145
Other assets and liabilities (net)—(5.0)%		(75,320,733)

Net Assets—100.0%		$1,515,886,412

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $142,666,557 and the collateral received consisted of cash in the amount of $119,773,623 and non-cash collateral with a value of $26,845,893. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $63,665,912, which is 4.2% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	8,945,000	JPMC	01/25/22	USD	6,515,314	$(7,000)
AUD	9,179,000	MSIP	01/25/22	USD	6,535,273	143,299
CAD	6,575,000	MSIP	01/25/22	USD	5,218,036	(20,306)
CHF	5,315,000	UBSA	01/25/22	USD	5,742,984	93,105
COP	24,806,837,000	MSIP	01/13/22	USD	6,273,938	(179,130)
CZK	153,224,000	UBSA	01/25/22	USD	6,859,843	139,344
DKK	9,189,000	GSI	01/25/22	USD	1,402,281	5,093
EUR	21,996,103	MSIP	01/25/22	USD	25,000,660	52,385
GBP	2,138,165	GSI	01/25/22	USD	2,875,077	18,909
GBP	1,151,320	JPMC	01/25/22	USD	1,551,479	6,822
GBP	635,259	MSIP	01/25/22	USD	856,107	3,711
GBP	822,371	MSIP	01/25/22	USD	1,105,190	7,882
GBP	1,027,964	MSIP	01/25/22	USD	1,386,183	5,156
GBP	2,029,082	MSIP	01/25/22	USD	2,734,064	12,279
IDR	102,420,096,000	UBSA	01/13/22	USD	7,063,455	117,852
JPY	4,241,658,344	GSI	01/25/22	USD	37,187,533	(307,812)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MYR	58,391,000	GSI	01/13/22	USD	13,773,086	$237,223
NOK	66,370,000	MSIP	01/25/22	USD	7,571,044	(37,443)
NZD	2,456,000	GSI	01/25/22	USD	1,725,951	(44,221)
NZD	9,549,000	GSI	01/25/22	USD	6,627,928	(89,312)
PHP	355,348,000	UBSA	01/13/22	USD	7,028,800	(62,558)
PLN	53,386,000	UBSA	01/25/22	USD	12,956,103	275,658
RUB	524,385,000	UBSA	01/13/22	USD	7,058,812	(78,763)
SEK	101,817,000	MSIP	01/25/22	USD	11,498,931	(229,397)
THB	218,657,000	GSI	01/25/22	USD	6,560,366	(15,621)

Contracts to Deliver
BRL	37,178,000	UBSA	02/02/22	USD	6,558,702	(70,589)
CLP	10,454,028,000	UBSA	01/13/22	USD	12,439,052	182,235
EUR	5,903,000	JPMC	01/25/22	USD	6,662,084	(61,294)
GBP	4,961,000	MSIP	01/25/22	USD	6,644,567	(70,099)
GBP	2,613,500	JPMC	02/09/22	USD	3,454,354	(82,843)
ILS	22,061,000	JPMC	01/25/22	USD	7,171,139	74,642
KRW	7,888,141,000	UBSA	01/13/22	USD	6,677,509	43,267
MXN	137,396,000	GSI	01/25/22	USD	6,539,067	(147,684)
PLN	27,887,000	UBSA	01/25/22	USD	6,643,270	(268,544)
RUB	527,795,000	MSIP	01/13/22	USD	7,074,052	48,613
SEK	59,614,000	JPMC	01/25/22	USD	6,604,065	5,737
SGD	18,722,000	JPMC	01/25/22	USD	13,777,149	(113,846)
TWD	268,333,000	UBSA	01/13/22	USD	9,708,140	9,662
ZAR	100,170,000	MSIP	01/25/22	USD	6,391,568	124,082

Cross Currency Contracts to Buy
AUD	23,466,000	JPMC	01/25/22	NZD	24,313,998	424,833
CAD	508,044	MSIP	01/25/22	AUD	553,000	(735)
EUR	1,031,317	MSIP	01/25/22	GBP	869,000	(1,537)
NZD	6,194,250	MSIP	01/25/22	AUD	5,866,500	(26,949)
NZD	18,587,941	GSI	01/25/22	AUD	17,599,500	(77,293)

Net Unrealized Appreciation						$38,813

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/18/22	1,154	EUR	49,477,750	$1,236,746
Euro-BTP Futures	03/08/22	160	EUR	23,521,600	(468,665)
FTSE 100 Index Futures	03/18/22	43	GBP	3,149,320	40,685
MSCI EAFE Index Mini Futures	03/18/22	19	USD	2,205,710	32,541
MSCI Emerging Markets Index Mini Futures	03/18/22	243	USD	14,899,545	(152,614)
NASDAQ 100 Index E-Mini Futures	03/18/22	38	USD	12,403,770	(56,020)
Nikkei 225 Index Futures	03/10/22	45	JPY	1,295,100,000	371,470
S&P 500 Index E-Mini Futures	03/18/22	386	USD	91,839,050	1,830,103
S&P TSX 60 Index Futures	03/17/22	65	CAD	16,651,700	132,525
TOPIX Index Futures	03/10/22	82	JPY	1,633,440,000	334,747
U.S. Treasury Long Bond Futures	03/22/22	498	USD	79,897,875	1,067,780
U.S. Treasury Note 5 Year Futures	03/31/22	32	USD	3,871,250	873
U.S. Treasury Ultra Long Bond Futures	03/22/22	65	USD	12,813,125	(165,036)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/22	(137)	EUR	(23,477,690)	$414,596
U.S. Treasury Note 10 Year Futures	03/22/22	(894)	USD	(116,639,063)	(1,303,741)
U.S. Treasury Note 2 Year Futures	03/31/22	(152)	USD	(33,162,125)	(8,313)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(183)	USD	(26,798,063)	(442,253)

Net Unrealized Appreciation					$2,865,424

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.660%	Quarterly	01/23/32	USD	462,000,000	$3,878,998	$(38,742)	$3,917,740

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(DAC) —	Designated Activity Company
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,491,000	$1,027,454	$—	$4,518,454
Air Freight & Logistics	3,153,077	943,609	—	4,096,686
Airlines	475,995	—	—	475,995
Auto Components	1,491,623	942,723	—	2,434,346
Automobiles	9,762,887	5,763,294	—	15,526,181
Banks	27,858,571	14,626,932	—	42,485,503
Beverages	10,677,245	3,583,403	—	14,260,648
Biotechnology	8,579,235	937,986	—	9,517,221
Building Products	3,342,252	2,958,807	—	6,301,059
Capital Markets	29,276,830	5,551,755	—	34,828,585
Chemicals	8,510,035	6,009,650	—	14,519,685
Commercial Services & Supplies	3,357,584	194,678	—	3,552,262
Communications Equipment	4,156,334	994,708	—	5,151,042
Construction & Engineering	—	1,228,275	—	1,228,275
Construction Materials	2,440,310	1,023,543	—	3,463,853
Consumer Finance	4,355,343	—	—	4,355,343
Containers & Packaging	4,015,991	397,167	—	4,413,158
Diversified Consumer Services	282,885	—	—	282,885
Diversified Financial Services	2,971,065	62,725	—	3,033,790
Diversified Telecommunication Services	4,931,048	2,813,767	—	7,744,815
Electric Utilities	6,748,520	2,218,028	—	8,966,548
Electrical Equipment	5,000,724	2,639,653	—	7,640,377
Electronic Equipment, Instruments & Components	4,084,596	2,253,064	—	6,337,660
Energy Equipment & Services	2,258,679	52,620	—	2,311,299
Entertainment	7,579,178	691,209	—	8,270,387
Equity Real Estate Investment Trusts	8,145,892	1,488,121	—	9,634,013
Food & Staples Retailing	7,257,073	1,455,334	—	8,712,407
Food Products	4,016,682	5,215,944	—	9,232,626
Gas Utilities	—	493,709	—	493,709
Health Care Equipment & Supplies	18,876,066	2,013,932	—	20,889,998
Health Care Providers & Services	15,836,061	—	—	15,836,061
Health Care Technology	814,608	151,108	—	965,716
Hotels, Restaurants & Leisure	10,854,325	1,784,904	—	12,639,229
Household Durables	5,135,810	1,786,843	—	6,922,653
Household Products	9,567,945	1,607,037	—	11,174,982
Independent Power and Renewable Electricity Producers	35,560	204,362	—	239,922
Industrial Conglomerates	6,605,447	1,595,265	—	8,200,712
Insurance	8,318,766	5,270,413	—	13,589,179
Interactive Media & Services	38,552,829	939,563	—	39,492,392
Internet & Direct Marketing Retail	21,312,837	1,438,295	—	22,751,132
IT Services	30,946,057	1,401,075	—	32,347,132

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Products	$376,496	$792,443	$—	$1,168,939
Life Sciences Tools & Services	11,304,778	590,047	—	11,894,825
Machinery	8,438,653	3,600,262	—	12,038,915
Marine	—	754,609	—	754,609
Media	7,848,585	496,105	—	8,344,690
Metals & Mining	4,403,194	5,647,775	—	10,050,969
Multi-Utilities	1,311,665	1,360,614	—	2,672,279
Multiline Retail	2,148,928	740,489	—	2,889,417
Oil, Gas & Consumable Fuels	17,688,970	7,470,548	—	25,159,518
Paper & Forest Products	432,798	320,904	—	753,702
Personal Products	1,168,398	3,663,740	—	4,832,138
Pharmaceuticals	24,244,759	18,568,028	—	42,812,787
Professional Services	538,982	3,443,126	—	3,982,108
Real Estate Management & Development	216,027	1,954,284	—	2,170,311
Road & Rail	10,363,016	196,849	—	10,559,865
Semiconductors & Semiconductor Equipment	33,247,323	5,625,807	—	38,873,130
Software	57,050,850	1,433,907	—	58,484,757
Specialty Retail	17,633,046	980,390	—	18,613,436
Technology Hardware, Storage & Peripherals	36,688,311	66,716	—	36,755,027
Textiles, Apparel & Luxury Goods	6,365,312	4,006,242	—	10,371,554
Thrifts & Mortgage Finance	488,557	—	—	488,557
Tobacco	1,483,395	1,058,251	—	2,541,646
Trading Companies & Distributors	2,284,246	4,010,439	—	6,294,685
Water Utilities	688,961	—	—	688,961
Wireless Telecommunication Services	339,010	2,032,525	—	2,371,535
Total Common Stocks	591,831,225	152,575,055	—	744,406,280
Total Corporate Bonds & Notes*	—	575,668,092	—	575,668,092
Total Mutual Funds*	26,692,487	—	—	26,692,487
Total Preferred Stocks*	—	2,466,418	—	2,466,418
Total Short-Term Investments*	—	122,198,896	—	122,198,896
Securities Lending Reinvestments
Certificates of Deposit	—	16,799,854	—	16,799,854
Repurchase Agreements	—	91,775,118	—	91,775,118
Mutual Funds	11,200,000	—	—	11,200,000
Total Securities Lending Reinvestments	11,200,000	108,574,972	—	119,774,972
Total Investments	$629,723,712	$961,483,433	$—	$1,591,207,145

Collateral for Securities Loaned (Liability)	$—	$(119,773,623)	$—	$(119,773,623)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,031,789	$—	$2,031,789
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,992,976)	—	(1,992,976)
Total Forward Contracts	$—	$38,813	$—	$38,813
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,462,066	$—	$—	$5,462,066
Futures Contracts (Unrealized Depreciation)	(2,596,642)	—	—	(2,596,642)
Total Futures Contracts	$2,865,424	$—	$—	$2,865,424
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,917,740	$—	$3,917,740

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$1,591,207,145
Cash	3,362,146
Cash denominated in foreign currencies (c)	1,085,309
Cash collateral (d)	36,744,109
Unrealized appreciation on forward foreign currency exchange contracts	2,031,789
Receivable for:
Investments sold	252,549
Fund shares sold	12,358
Dividends and interest	5,429,580
Variation margin on futures contracts	674,024
Variation margin on centrally cleared swap contracts	320,465
Prepaid expenses	4,457

Total Assets	1,641,123,931
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,992,976
Collateral for securities loaned	119,773,623
Payables for:
Investments purchased	460,991
Fund shares redeemed	1,181,434
Accrued Expenses:
Management fees	802,570
Distribution and service fees	321,549
Deferred trustees’ fees	251,918
Other expenses	452,458

Total Liabilities	125,237,519

Net Assets	$1,515,886,412

Net Assets Consist of:
Paid in surplus	$1,255,349,725
Distributable earnings (Accumulated losses)	260,536,687

Net Assets	$1,515,886,412

Net Assets
Class B	$1,515,886,412
Capital Shares Outstanding*
Class B	110,013,043
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,423,476,967.
(b)	Includes securities loaned at value of $142,666,557.
(c)	Identified cost of cash denominated in foreign currencies was $1,077,746.
(d)	Includes collateral of $13,984,700 for futures contracts and $22,759,409 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$14,605,897
Interest	15,751,814
Securities lending income	170,713

Total investment income	30,528,424

Expenses
Management fees	9,922,258
Administration fees	89,832
Custodian and accounting fees	374,568
Distribution and service fees—Class B	3,917,611
Audit and tax services	95,072
Legal	50,516
Trustees’ fees and expenses	51,036
Shareholder reporting	41,426
Insurance	11,525
Miscellaneous	51,534

Total expenses	14,605,378
Less management fee waiver	(163,401)

Net expenses	14,441,977

Net Investment Income	16,086,447

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	41,484,561
Futures contracts	80,743,017
Swap contracts	(27,365,154)
Foreign currency transactions	229,955
Forward foreign currency transactions	(4,277,745)

Net realized gain (loss)	90,814,634

Net change in unrealized appreciation (depreciation) on:
Investments	64,167,835
Futures contracts	(8,214,853)
Swap contracts	7,849,615
Foreign currency transactions	(38,629)
Forward foreign currency transactions	(1,155,520)

Net change in unrealized appreciation (depreciation)	62,608,448

Net realized and unrealized gain (loss)	153,423,082

Net Increase (Decrease) in Net Assets From Operations	$169,509,529

(a)	Net of foreign withholding taxes of $1,877,501.
(b)	Net of foreign capital gains tax of $1,716.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,086,447	$13,426,058
Net realized gain (loss)	90,814,634	(10,521,765)
Net change in unrealized appreciation (depreciation)	62,608,448	23,479,214

Increase (decrease) in net assets from operations	169,509,529	26,383,507

From Distributions to Shareholders
Class B	(7,937,442)	(113,799,581)

Total distributions	(7,937,442)	(113,799,581)

Increase (decrease) in net assets from capital share transactions	(252,406,351)	(90,885,218)

Total increase (decrease) in net assets	(90,834,264)	(178,301,292)

Net Assets
Beginning of period	1,606,720,676	1,785,021,968

End of period	$1,515,886,412	$1,606,720,676

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	508,387	$6,633,047	$865,518	$10,410,179
Reinvestments	608,233	7,937,442	9,964,937	113,799,581
Redemptions	(20,393,871)	(266,976,840)	(17,634,570)	(215,094,978)

Net increase (decrease)	(19,277,251)	$(252,406,351)	(6,804,115)	$(90,885,218)

Increase (decrease) derived from capital shares transactions		$(252,406,351)		$(90,885,218)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.43	$13.12	$10.96	$12.88	$11.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.10	0.23	0.22	0.14
Net realized and unrealized gain (loss)	1.28	0.10	2.11	(1.37)	1.50

Total income (loss) from investment operations	1.41	0.20	2.34	(1.15)	1.64

Less Distributions
Distributions from net investment income	(0.04)	(0.22)	(0.18)	(0.18)	(0.10)
Distributions from net realized capital gains	(0.02)	(0.67)	0.00	(0.59)	(0.24)

Total distributions	(0.06)	(0.89)	(0.18)	(0.77)	(0.34)

Net Asset Value, End of Period	$13.78	$12.43	$13.12	$10.96	$12.88

Total Return (%) (b)	11.42	2.11	21.49	(9.42)	14.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.94	0.92	0.93	0.95
Net ratio of expenses to average net assets (%) (c) (d)	0.92	0.93	0.91	0.91	0.95
Ratio of net investment income (loss) to average net assets (%)	1.03	0.83	1.85	1.86	1.15
Portfolio turnover rate (%)	35	138	90	77	108
Net assets, end of period (in millions)	$1,515.9	$1,606.7	$1,785.0	$1,693.8	$1,232.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net asset was 0.01% for the year ended December 31, 2018 and less than 0.01% for the year ended December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, the Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2021, the Portfolio held $30,038,667 in the Subsidiary, representing 1.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $15,159 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Consolidated

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $31,203,612. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $91,775,118. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(61,236,021)	$—	$—	$—	$(61,236,021)
Corporate Bonds & Notes	(58,537,602)	—	—	—	(58,537,602)
Total Borrowings	$(119,773,623)	$—	$—	$—	$(119,773,623)
Gross amount of recognized liabilities for securities lending transactions					$(119,773,623)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,917,740
	Unrealized appreciation on futures contracts (a) (c)	1,483,249	Unrealized depreciation on futures contracts (a) (c)	$2,388,008
Equity	Unrealized appreciation on futures contracts (a) (c)	3,978,817	Unrealized depreciation on futures contracts (a) (c)	208,634
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,031,789	Unrealized depreciation on forward foreign currency exchange contracts	1,992,976

Total		$11,411,595		$4,589,618

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$261,225	$(261,225)	$—	$—
JPMorgan Chase Bank N.A.	512,034	(264,983)	—	247,051
Morgan Stanley & Co. International plc	397,407	(397,407)	—	—
UBS AG	861,123	(480,454)	—	380,669

	$2,031,789	$(1,404,069)	$—	$627,720

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Goldman Sachs International	$681,943	$(261,225)	$—	$420,718
JPMorgan Chase Bank N.A.	264,983	(264,983)	—	—
Morgan Stanley & Co. International plc	565,596	(397,407)	—	168,189
UBS AG	480,454	(480,454)	—	—

	$1,992,976	$(1,404,069)	$—	$588,907

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,277,745)	$(4,277,745)
Futures contracts	6,213,369	74,529,648	—	80,743,017
Swap contracts	(27,365,154)	—	—	(27,365,154)

	$(21,151,785)	$74,529,648	$(4,277,745)	$49,100,118

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,155,520)	$(1,155,520)
Futures contracts	(290,471)	(7,924,382)	—	(8,214,853)
Swap contracts	7,849,615	—	—	7,849,615

	$7,559,144	$(7,924,382)	$(1,155,520)	$(1,520,758)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$505,026,275
Futures contracts long	489,326,676
Futures contracts short	(229,284,273)
Swap contracts	469,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR.

BHFTI-39

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$577,053,887	$15,602,864	$421,401,543

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,922,258	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-40

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,430,650,124

Gross unrealized appreciation	194,791,686
Gross unrealized (depreciation)	(29,392,621)

Net unrealized appreciation (depreciation)	$165,399,065

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$7,937,442	$72,017,285	$—	$41,782,296	$7,937,442	$113,799,581

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,902,400	$57,463,712	$165,422,493	$—	$260,788,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2021—(Continued)

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Schroders Global Multi-Asset Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Schroders Global Multi-Asset Portfolio and subsidiary as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-44

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-45

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-46

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-47

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-48

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 0.64% and 0.31%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index¹, returned -2.54%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market (“EM”) equities continued their strong performance heading into early 2021, with optimism that the worst effects of the COVID-19 pandemic had passed. However, late in the first quarter extending into the middle of the year, several new COVID-19 outbreaks were witnessed in China, Latin America, Turkey, India, and the Philippines. India, in particular, saw a worsening of the pandemic situation, which intensified pressure on its healthcare infrastructure. Additionally, China was hit by concerns over monetary policy normalization and tougher regulations on the technology sector.

Heading into the second half of 2021, EM equities were dragged down by the struggling Chinese equity markets. Despite some markets, including India, continuing to perform well, the flow of negative news from China seemed relentless and weighed heavily on the overall regional performance. It started off with the introduction of tighter regulations on various sectors, including increased scrutiny of the technology sector and reforms to stabilize the housing market to ensure equality and fair competition. China turned private tutoring companies into non-profit organizations, raising concerns about a similar move for other sectors. This was followed by tighter scrutiny on the technology sector, including a ban on children playing online video games for more than three hours per week. Finally, investors had to contend with fears around the potential default of a large Chinese property developer and potential spillover effects. As a result of such regulatory efforts, there was continued volatility. In terms of COVID-19 spread within the region, China’s mass testing and mobility restrictions continued to prove successful in containing the Delta variant outbreak. In India, cases remained low despite a resumption in mobility. Within the rest of the region, the slow pace of vaccination left many countries vulnerable to the Delta variant.

In the final quarter of the year, mobility picked up as increasing vaccination rates helped boost economies. However, COVID-19 related concerns re-emerged mid-quarter, leading to equity markets declining in most countries across the region. Chinese equities significantly underperformed global equities. Central banks across the region signaled an increase in policy rates to temper rising inflation risks. The People’s Bank of China showed more easing bias in its operations while staying cautious on the aggregate level of leverage in the economy, reflecting growing concerns about downside risks to China’s economy. Overall, the broad EM market ended the year down -2.54% with a large dispersion in country performance.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark in 2021.

In selecting our favorite stocks, our quantitative stock selection models look for EM companies that are cheap relative to peers across a number of valuation metrics, have a tailwind of positive investor sentiment, and exhibit the quality characteristics of a well-managed company, among other things. We have historically often found attractive investments in the small cap part of the universe, thus the Portfolio has a limited tilt to small cap companies.

One of the key contributors to the Portfolio’s positive relative performance was the outperformance of cheap stocks relative to expensive stocks, as we purposely tilt towards names that are we view are cheaper. In 2021, value stocks outperformed growth by 12.74% (measured by the MSCI EM Value Index and MSCI EM Growth Index), a level not seen since 2003. Additionally, stocks with high sentiment outperformed those with poor sentiment, adding an additional contribution to positive relative performance as sentiment metrics are one of the core factors in our stock selection model. Our sentiment theme looks at market trends, analyst earnings, and hedge fund data, amongst other variables, to assess stock sentiment.

The other key characteristic of EM in 2021 that benefited the Portfolio’s relative performance was lower-risk stocks’ outperformance over higher-risk names throughout the year. Our process has historically tended to have a small tilt to lower risk names, driven by our desire to invest in well-managed companies that have historically tended to be less volatile. The return to a more typical paradigm where low-risk companies tend to outperform in volatile markets added an additional tailwind to the strategy.

By country, the Portfolio had strong performance in China and Korea. In China, an underweight to both TAL Education (-94.5%) and New Oriental Education (-88.7%), two Chinese online education companies most impacted by unforeseen regulation, added the most to relative performance. In Korea, an overweight to LG Innotek (+82.8%) and LX Semicon (+166.0%) were the largest positive contributors, as both companies benefited from disruptions in the semiconductor supply chain. The Portfolio’s weakest performance was in South Africa and Malaysia. In South Africa, an underweight to Sasol Limited (+78.0%) and MTN Group (+161.0%) detracted the most. In Malaysia, an overweight to Supermax (-72.5%) and Top Glove (-54.2%) had the largest negative impact on relative performance, as both latex glove manufacturers sold off significantly following their strong performance in 2020.

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the year, the Portfolio’s positioning favored China, Korea, and Saudi Arabia, with underweights to Kuwait (a newcomer to the benchmark Index), Qatar, and South Africa.

Robert Luiso

Simon Roe(a)

Portfolio Managers

Managed By SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) Simon Roe relinquished his portfolio management duties for the Portfolio effective December 31, 2021. Jay Siegrest, Portfolio Manager, will take over Roe’s responsibilities with respect to the Portfolio in January 2022.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	0.64	7.04
Class B	0.31	6.80
MSCI Emerging Markets Index	-2.54	7.65

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.9
Tencent Holdings, Ltd.	4.2
Samsung Electronics Co., Ltd.	4.1
Alibaba Group Holding, Ltd.	2.8
Meituan - Class B	1.3
Infosys, Ltd. (ADR)	1.3
Reliance Industries, Ltd.	1.0
MediaTek, Inc.	0.9
China Construction Bank Corp. - Class H	0.8
JD.com, Inc. (ADR)	0.8

Top Countries

% of Net Assets
China	30.8
Taiwan	15.2
South Korea	12.7
India	12.0
Brazil	4.1
Saudi Arabia	3.4
Russia	3.3
South Africa	2.9
Mexico	1.9
Thailand	1.8

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A	Actual	0.67%	$1,000.00	$915.60	$3.24
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B	Actual	0.92%	$1,000.00	$914.50	$4.44
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—94.4% of Net Assets

Security Description	Shares	Value

Argentina—0.1%
Ternium S.A. (ADR)	10,000	$435,200

Brazil—2.9%
Ambev S.A. (ADR)	421,900	1,181,320
B3 S.A. - Brasil Bolsa Balcao	404,200	807,742
Banco Bradesco S.A.	77,160	223,507
Banco Bradesco S.A. (ADR)	297,814	1,018,524
Banco do Brasil S.A.	64,400	333,305
Banco Santander Brasil S.A.	20,700	111,881
Cosan S.A. (ADR) (a)	23,466	367,712
Dexco S.A.	32,340	87,173
Energisa S.A.	69,000	549,574
Getnet Adquirencia e Servicos para Meios de Pagamento S.A. (ADR) (a) (b)	16,687	23,362
Instituto Hermes Pardini S.A.	57,600	199,436
Itau Unibanco Holding S.A. (ADR)	129,400	485,250
JBS S.A.	192,100	1,308,958
Mahle-Metal Leve S.A.	48,300	266,911
Marfrig Global Foods S.A.	110,500	437,693
Petroleo Brasileiro S.A.	130,800	717,054
Petroleo Brasileiro S.A. (ADR)	49,000	538,020
Sao Martinho S.A.	75,700	468,252
Telefonica Brasil S.A.	120,500	1,050,611
TIM S.A.	32,000	74,821
TIM S.A. (ADR)	7,600	88,464
Vale S.A.	110,000	1,541,466
Vale S.A. (ADR)	76,700	1,075,334
Vibra Energia S.A.	67,500	258,926
Vinci Partners Investments, Ltd. - Class A	5,200	55,640

		13,270,936

Chile—0.5%
Banco de Credito e Inversiones S.A.	1,825	53,305
Banco Santander Chile	15,651,516	637,402
Cencosud S.A.	537,817	899,628
Cia Cervecerias Unidas S.A.	54,865	448,514
Empresas COPEC S.A.	33,971	262,732
Falabella S.A.	38,726	126,436

		2,428,017

China—30.8%
3SBio, Inc. (b)	670,000	558,826
AAC Technologies Holdings, Inc. (a)	70,500	277,747
Agile Group Holdings, Ltd.	322,000	174,710
Alibaba Group Holding, Ltd. (b)	852,500	12,763,593
Anhui Conch Cement Co., Ltd. - Class A	5,100	32,247
Anhui Conch Cement Co., Ltd. - Class H	132,000	659,428
Anhui Expressway Co., Ltd. - Class H	78,000	63,030
Anhui Yingjia Distillery Co., Ltd. - Class A	10,400	113,305
ANTA Sports Products, Ltd. (a)	97,000	1,455,238
Asymchem Laboratories Tianjin Co., Ltd.	2,000	136,495
Autohome, Inc. (ADR)	4,200	123,816
Baidu, Inc. (ADR) (b)	17,800	2,648,462
Bank of Chengdu Co., Ltd. - Class A	77,100	145,133
Bank of China, Ltd. - Class H	2,319,000	835,734
Bank of Hangzhou Co., Ltd. - Class A	164,400	330,610

China—(Continued)
Bank of Jiangsu Co., Ltd. - Class A	479,680	438,673
Bank of Nanjing Co., Ltd. - Class A	142,100	199,731
Bank of Shanghai Co., Ltd. - Class A	112,300	125,617
Baoshan Iron & Steel Co., Ltd. - Class A	260,800	292,948
BeiGene, Ltd. (ADR) (b)	1,300	352,209
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	1,500	52,162
BGI Genomics Co., Ltd. - Class A	16,200	223,332
Bilibili, Inc. (ADR) (b)	1,500	69,600
BOE Technology Group Co., Ltd. - Class A	247,700	196,083
Boya Bio-pharmaceutical Group Co., Ltd. - Class A	12,800	77,041
Brilliance China Automotive Holdings, Ltd. (b) (c) (d)	818,000	314,714
BYD Co., Ltd. - Class A	9,500	399,216
BYD Co., Ltd. - Class H	62,000	2,120,229
BYD Electronic International Co., Ltd.	132,500	485,221
CGN Power Co., Ltd. - Class A	291,000	142,821
CGN Power Co., Ltd. - Class H	2,146,000	652,298
China BlueChemical, Ltd. - Class H	810,000	225,429
China Coal Energy Co., Ltd. - Class H	303,000	174,883
China Communications Services Corp., Ltd. - Class H	122,000	59,454
China Construction Bank Corp. - Class A	260,600	239,383
China Construction Bank Corp. - Class H	5,351,000	3,707,607
China Everbright, Ltd.	12,241	14,632
China Galaxy Securities Co., Ltd. - Class H	602,000	345,881
China Harmony Auto Holding, Ltd.	201,500	127,402
China Hongqiao Group, Ltd. (a)	553,500	584,276
China International Marine Containers Group Co., Ltd. - Class A	134,300	361,559
China International Marine Containers Group Co., Ltd. - Class H	163,200	293,768
China Lesso Group Holdings, Ltd.	384,000	551,656
China Longyuan Power Group Corp., Ltd. - Class H	454,000	1,059,792
China Medical System Holdings, Ltd.	456,000	761,925
China Meidong Auto Holdings, Ltd.	26,000	134,118
China Mengniu Dairy Co., Ltd. (b)	16,000	90,699
China Merchants Bank Co., Ltd. - Class A	117,900	901,012
China Merchants Bank Co., Ltd. - Class H	321,000	2,494,710
China National Building Material Co., Ltd. - Class H	430,000	527,492
China New Higher Education Group, Ltd.	73,462	31,094
China Overseas Land & Investment, Ltd.	238,000	563,486
China Petroleum & Chemical Corp. - Class H	1,518,000	707,493
China Resources Beer Holdings Co., Ltd.	88,000	721,210
China Resources Power Holdings Co., Ltd.	386,000	1,292,154
China Shenhua Energy Co., Ltd. - Class A	126,911	448,513
China Shenhua Energy Co., Ltd. - Class H	424,500	995,261
China State Construction Engineering Corp., Ltd. - Class A	370,100	290,312
China Traditional Chinese Medicine Holdings Co., Ltd.	218,000	144,557
China Vanke Co., Ltd. - Class H (a)	272,700	634,789
China Yangtze Power Co., Ltd. - Class A	114,300	407,050
China Yongda Automobiles Services Holdings, Ltd.	305,000	408,376
Chinese Universe Publishing and Media Group Co., Ltd. - Class A	38,700	75,045
Chlitina Holding, Ltd.	17,000	139,232
Chongqing Brewery Co., Ltd. - Class A (b)	26,000	617,122
Chongqing Changan Automobile Co., Ltd. - Class A	32,200	76,721
Chongqing Zhifei Biological Products Co., Ltd. - Class A	23,900	467,143
CIFI Ever Sunshine Services Group, Ltd.	26,000	40,286
CITIC Telecom International Holdings, Ltd.	635,000	214,303
CITIC, Ltd.	790,000	780,799
COFCO Joycome Foods, Ltd.	1,036,000	394,645
Contemporary Amperex Technology Co., Ltd. - Class A	7,800	719,374

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
COSCO SHIPPING Holdings Co., Ltd. - Class A (b)	145,420	$426,307
COSCO SHIPPING Holdings Co., Ltd. - Class H (b)	382,200	742,103
Country Garden Services Holdings Co., Ltd.	311	1,863
CRRC Corp., Ltd. - Class H	375,000	161,122
CSPC Pharmaceutical Group, Ltd.	844,240	917,340
Da An Gene Co., Ltd. of Sun Yat-Sen University - Class A	69,380	218,482
Dali Foods Group Co., Ltd.	422,000	220,838
Daqo New Energy Corp. (ADR) (b)	6,300	254,016
Datang International Power Generation Co., Ltd. - Class H	556,000	125,514
Dian Diagnostics Group Co., Ltd. - Class A	11,200	58,991
Dongfeng Motor Group Co., Ltd. - Class H	630,000	523,817
Dongyue Group, Ltd. (a)	173,000	269,831
ENN Energy Holdings, Ltd. (a)	24,200	455,902
Far East Horizon, Ltd.	233,000	206,875
FAW Jiefang Group Co., Ltd. - Class A	80,500	129,868
Fosun International, Ltd.	108,500	117,029
Fuyao Glass Industry Group Co., Ltd. - Class H (144A)	118,400	613,082
G-bits Network Technology Xiamen Co., Ltd. - Class A	3,244	214,688
GD Power Development Co., Ltd. - Class A	1,047,200	520,346
Geely Automobile Holdings, Ltd.	345,000	943,972
Genscript Biotech Corp. (b)	16,000	70,810
GF Securities Co., Ltd. - Class H	300,600	572,757
Great Wall Motor Co., Ltd. - Class H (a)	265,000	911,058
Guangdong Provincial Expressway Development Co., Ltd. - Class A	88,320	102,565
Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	13,100	228,906
Haidilao International Holding, Ltd. (a)	14,000	31,630
Haier Smart Home Co., Ltd. - Class A	65,800	308,531
Haier Smart Home Co., Ltd. - Class H	28,000	118,333
Haitian International Holdings, Ltd.	309,000	858,124
Hangzhou Tigermed Consulting Co., Ltd. - Class A	9,353	187,641
Harbin Electric Co., Ltd. - Class H (b)	270,000	121,893
Hello Group, Inc. (ADR)	77,800	698,644
Hengan International Group Co., Ltd. (a)	126,000	648,770
Hengli Petrochemical Co., Ltd. - Class A	125,500	452,183
Hongfa Technology Co., Ltd. - Class A	33,100	387,561
Hopson Development Holdings, Ltd. (a)	90,530	188,719
Huadong Medicine Co., Ltd. - Class A	28,900	182,269
Hualan Biological Engineering, Inc. - Class A	11,591	52,940
Huaxin Cement Co., Ltd. - Class A	38,400	116,310
Huayu Automotive Systems Co., Ltd. - Class A	31,900	141,460
Imeik Technology Development Co., Ltd. - Class A	2,420	203,534
Industrial & Commercial Bank of China, Ltd. - Class A	216,000	156,905
Industrial & Commercial Bank of China, Ltd. - Class H	3,072,000	1,734,213
Industrial Bank Co., Ltd. - Class A	181,100	540,884
Industrial Securities Co., Ltd. - Class A	35,800	55,486
Inner Mongolia ERDOS Resources Co., Ltd. - Class A	49,600	183,569
JD Health International, Inc. (144A) (a) (b)	3,565	28,145
JD.com, Inc. (ADR) (b)	50,000	3,503,500
Jiangsu Expressway Co., Ltd. - Class H	256,000	262,328
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. - Class A	15,800	93,708
JiuGui Liquor Co., Ltd. - Class A	5,000	166,635
Jiumaojiu International Holdings, Ltd.	59,000	103,676
JNBY Design, Ltd.	92,500	147,088
Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	109,499	220,599
Jointown Pharmaceutical Group Co., Ltd. - Class A	107,100	247,360

China—(Continued)
JOYY, Inc. (ADR)	8,000	363,440
Kingboard Holdings, Ltd.	63,000	306,503
Kuaishou Technology (b)	14,500	134,006
Kunlun Energy Co., Ltd.	828,000	776,633
Kweichow Moutai Co., Ltd. - Class A	2,800	900,528
Lee & Man Paper Manufacturing, Ltd.	43,421	30,197
Lenovo Group, Ltd. (a)	1,206,000	1,385,930
Li Auto, Inc. (ADR) (b)	13,000	417,300
Li Ning Co., Ltd.	141,000	1,543,021
Livzon Pharmaceutical Group, Inc. - Class H (a)	70,300	257,049
Logan Group Co., Ltd.	325,000	248,448
Longfor Group Holdings, Ltd. (144A)	155,500	731,969
Lonking Holdings, Ltd.	756,000	212,371
Luxi Chemical Group Co., Ltd. - Class A	72,600	174,016
Luye Pharma Group, Ltd. (a) (b)	432,000	197,248
Luzhou Laojiao Co., Ltd. - Class A	4,000	159,352
Meituan - Class B (b)	209,500	6,056,624
Nanjing Iron & Steel Co., Ltd. - Class A	586,300	340,322
NARI Technology Co., Ltd. - Class A	53,120	333,554
NetDragon Websoft Holdings, Ltd.	35,500	83,446
NetEase, Inc.	152,700	3,130,793
Newborn Town, Inc. (b)	260,000	123,396
Newland Digital Technology Co., Ltd. - Class A	81,400	231,393
Ningbo Tuopu Group Co., Ltd. - Class A	18,000	149,612
NIO, Inc. (ADR) (b)	60,800	1,926,144
ORG Technology Co., Ltd. - Class A	54,500	59,824
PetroChina Co., Ltd. - Class H	2,514,000	1,119,647
Pharmaron Beijing Co., Ltd. - Class H	43,600	672,655
PICC Property & Casualty Co., Ltd. - Class H	1,386,000	1,132,967
Pinduoduo, Inc. (ADR) (b)	19,800	1,154,340
Ping An Insurance Group Co. of China, Ltd. - Class A	33,800	266,802
Ping An Insurance Group Co. of China, Ltd. - Class H (a)	399,000	2,875,943
Power Construction Corp. of China, Ltd. - Class A	177,400	224,849
Powerlong Real Estate Holdings, Ltd.	95,000	49,747
Proya Cosmetics Co., Ltd. - Class A	13,145	429,797
Q Technology Group Co., Ltd. (a)	107,000	138,416
RLX Technology, Inc. (ADR) (a) (b)	12,600	49,140
Shaanxi Coal Industry Co., Ltd. - Class A	341,500	653,703
Shandong Chenming Paper Holdings, Ltd. - Class A	46,800	53,105
Shandong Chenming Paper Holdings, Ltd. - Class H	255,500	122,261
Shandong Hualu Hengsheng Chemical Co., Ltd. - Class A	20,180	99,082
Shandong Sinocera Functional Material Co., Ltd. - Class A	6,600	44,081
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	28,000	34,944
Shanghai Bairun Investment Holding Group Co., Ltd. - Class A	8,960	84,122
Shanghai Baosight Software Co., Ltd. - Class A	19,700	188,009
Shanghai Fosun Pharmaceutical Group Co., Ltd. - Class H	97,500	429,510
Shanghai International Port Group Co., Ltd. - Class A	151,700	130,528
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class A	132,800	226,266
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	141,100	267,457
Shanxi Coking Coal Energy Group Co., Ltd. - Class A	207,460	268,848
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	13,360	661,939
Shenzhen Energy Group Co., Ltd. - Class A	10,672	13,558
Shenzhen Expressway Corp., Ltd. - Class H	80,000	77,464
Shenzhen International Holdings, Ltd.	50,813	52,787
Shenzhen Kangtai Biological Products Co., Ltd. - Class A	3,430	52,972

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	7,400	$442,114
Shenzhen Overseas Chinese Town Co., Ltd. - Class A	166,100	183,455
Shenzhou International Group Holdings, Ltd.	10,500	201,867
Sichuan Kelun Pharmaceutical Co., Ltd. - Class A	28,000	83,186
Sichuan Swellfun Co., Ltd. - Class A	11,500	216,428
Sihuan Pharmaceutical Holdings Group, Ltd.	603,000	114,542
Sinopharm Group Co., Ltd. - Class H	179,600	390,881
Sinotrans, Ltd. - Class A	746,600	524,699
Sinotrans, Ltd. - Class H	1,032,000	330,926
SITC International Holdings Co., Ltd. (a)	19,000	68,771
Sun Art Retail Group, Ltd.	430,500	172,817
Sunny Optical Technology Group Co., Ltd.	35,700	1,129,146
Suzhou Dongshan Precision Manufacturing Co., Ltd. - Class A	11,100	47,186
TangShan Port Group Co., Ltd. - Class A	323,600	139,676
TBEA Co., Ltd. - Class A	76,900	255,350
Tencent Holdings, Ltd.	323,500	18,977,555
Tencent Music Entertainment Group (ADR) (b)	33,800	231,530
Tian Ge Interactive Holdings, Ltd. (b)	66,231	6,725
Tianli Education International Holdings, Ltd. (a) (c) (d)	365,000	89,406
Tingyi Cayman Islands Holding Corp. (a)	265,876	546,360
Tongcheng-Elong Holdings, Ltd. (b)	9,614	17,805
Topchoice Medical Corp. - Class A (b)	1,700	53,031
Topsports International Holdings, Ltd. (a)	41,000	41,489
Tsingtao Brewery Co., Ltd. - Class H	52,000	487,064
Uni-President China Holdings, Ltd.	205,000	198,838
Vipshop Holdings, Ltd. (ADR) (b)	25,600	215,040
Virscend Education Co., Ltd. (c) (d)	216,000	12,742
Wangfujing Group Co., Ltd. - Class A	10,000	42,355
Want Want China Holdings, Ltd.	1,257,000	1,154,224
Weibo Corp. (ADR) (a) (b)	17,100	529,758
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. - Class A	32,700	138,607
Wuliangye Yibin Co., Ltd. - Class A	9,800	342,342
WuXi AppTec Co., Ltd. - Class H	31,000	536,734
Wuxi Biologics Cayman, Inc. (144A) (b)	183,500	2,181,153
XD, Inc. (b)	14,000	71,006
Xiamen Xiangyu Co., Ltd. - Class A	223,200	297,285
Xiaomi Corp. - Class B (144A) (b)	439,600	1,066,690
Xinhua Winshare Publishing & Media Co., Ltd. - Class A	56,400	80,233
Xinjiang Zhongtai Chemical Co., Ltd.	156,300	233,840
Xinte Energy Co., Ltd.	32,800	60,753
Xinxing Ductile Iron Pipes Co., Ltd. - Class A	584,200	396,804
XPeng, Inc. (ADR) (b)	15,900	800,247
Yadea Group Holdings, Ltd.	426,000	830,768
YuanShengTai Dairy Farm, Ltd. (b)	953,000	29,459
Yum China Holdings, Inc.	25,900	1,290,856
Zai Lab, Ltd. (ADR) (b)	217	13,638
Zhejiang Century Huatong Group Co., Ltd. - Class A (b)	11,850	15,612
Zhejiang Expressway Co., Ltd. - Class H	234,000	208,574
Zhejiang Jiahua Energy Chemical Industry Co., Ltd. - Class A	172,000	311,943
Zhongsheng Group Holdings, Ltd.	141,000	1,100,389
Zijin Mining Group Co., Ltd. - Class H	108,000	128,615
ZTE Corp. - Class H	111,800	306,133

		139,630,337

Colombia—0.1%
Ecopetrol S.A.	805,309	520,668

Czech Republic—0.2%
Komercni Banka A/S	10,225	437,189
Moneta Money Bank AS	108,946	467,446
O2 Czech Republic A.S.	4,961	60,608
Philip Morris CR A/S	106	78,107

		1,043,350

Egypt—0.1%
Eastern Co. S.A.E.	179,207	122,285
ElSewedy Electric Co.	254,173	159,040

		281,325

Greece—0.4%
Danaos Corp. (a)	3,800	283,670
Hellenic Telecommunications Organization S.A.	32,436	600,329
Mytilineos S.A.	25,602	441,141
OPAP S.A.	22,928	325,309

		1,650,449

Hong Kong—0.7%
Bosideng International Holdings, Ltd. (a)	1,320,000	831,269
China High Speed Transmission Equipment Group Co., Ltd. (a) (b)	535,000	385,617
Huabao International Holdings, Ltd.	234,000	432,881
Kingboard Laminates Holdings, Ltd.	428,000	728,274
Nine Dragons Paper Holdings, Ltd.	30,952	33,236
Sino Biopharmaceutical, Ltd. (a)	147,000	103,005
Skyworth Group, Ltd. (b)	246,000	172,286
Truly International Holdings, Ltd.	482,000	197,211
United Laboratories International Holdings, Ltd. (The)	276,000	154,441
Vinda International Holdings, Ltd.	112,000	272,922

		3,311,142

Hungary—0.2%
Magyar Telekom Telecommunications plc	42,755	54,208
MOL Hungarian Oil & Gas plc	51,279	398,014
OTP Bank Nyrt (b)	2,720	138,979
Richter Gedeon Nyrt	14,594	392,525

		983,726

India—12.0%
Ajanta Pharma, Ltd.	3,652	109,829
Alkem Laboratories, Ltd.	8,585	418,541
Ambuja Cements, Ltd.	119,870	609,516
Apollo Hospitals Enterprise, Ltd.	8,585	580,553
Apollo Tyres, Ltd.	24,674	72,642
Asian Paints, Ltd.	1,668	75,685
Axis Bank, Ltd. (b)	29,973	272,514
Bajaj Auto, Ltd.	5,101	223,108
Bajaj Finance, Ltd.	6,966	653,072
Bajaj Finserv, Ltd.	5,596	1,237,589
Balkrishna Industries, Ltd.	18,235	569,226

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

India—(Continued)
Balrampur Chini Mills, Ltd.	70,813	$351,319
Bharat Electronics, Ltd.	391,167	1,102,763
Bharat Petroleum Corp., Ltd.	73,019	378,729
Bharti Airtel, Ltd. (b)	68,775	632,937
Birlasoft, Ltd.	74,688	548,203
Bombay Burmah Trading Co.	6,950	103,784
CESC, Ltd.	223,332	263,026
Chambal Fertilizers and Chemicals, Ltd.	83,661	442,912
Cyient, Ltd.	33,563	464,247
DCM Shriram, Ltd.	24,986	321,606
Divi’s Laboratories, Ltd.	20,434	1,285,663
EID Parry India, Ltd.	23,303	141,181
Emami, Ltd.	64,232	448,620
Engineers India, Ltd.	45,586	42,931
Finolex Industries, Ltd.	20,842	57,999
GAIL India, Ltd.	510,256	887,732
Glenmark Pharmaceuticals, Ltd.	44,332	314,355
Godfrey Phillips India, Ltd.	3,458	52,345
Grasim Industries, Ltd.	54,179	1,185,966
Gujarat State Petronet, Ltd.	106,922	421,839
HCL Technologies, Ltd.	117,854	2,091,997
Hindalco Industries, Ltd.	170,226	1,087,381
Hindustan Aeronautics, Ltd.	24,990	406,687
Hindustan Petroleum Corp., Ltd.	58,435	229,555
Hindustan Unilever, Ltd.	17,231	546,540
Housing Development Finance Corp., Ltd.	73,255	2,538,085
ICICI Bank, Ltd.	225,944	2,240,112
IIFL Wealth Management, Ltd.	3,631	68,903
Indian Oil Corp., Ltd.	563,250	845,011
Indus Towers, Ltd.	107,206	355,990
Infosys, Ltd. (ADR)	228,900	5,793,459
ITC, Ltd.	138,775	406,756
JB Chemicals & Pharmaceuticals, Ltd.	17,240	411,612
JK Lakshmi Cement, Ltd.	18,723	144,835
JK Tyre & Industries, Ltd.	59,904	112,350
JSW Steel, Ltd.	125,032	1,102,438
Jubilant Foodworks, Ltd.	4,541	219,383
Kalpataru Power Transmission, Ltd.	46,383	232,058
Kaveri Seed Co., Ltd.	10,900	83,433
Kotak Mahindra Bank, Ltd.	1,481	35,796
Mahindra & Mahindra, Ltd.	22,263	250,672
Manappuram Finance, Ltd.	19,672	43,296
Marico, Ltd.	58,867	406,669
Muthoot Finance, Ltd.	13,796	277,495
NHPC, Ltd.	800,792	332,094
Oil & Natural Gas Corp., Ltd.	246,397	470,562
Oil India, Ltd.	76,505	204,008
Oracle Financial Services Software, Ltd.	3,611	192,612
Orient Cement, Ltd.	27,960	59,809
Page Industries, Ltd.	365	199,271
Petronet LNG, Ltd.	15,492	45,111
Piramal Enterprises, Ltd.	2,451	86,993
Polyplex Corp., Ltd.	9,940	250,937
Power Grid Corp. of India, Ltd.	505,679	1,390,945
Rajesh Exports, Ltd.	7,679	76,357
REC, Ltd.	245,384	441,436

India—(Continued)
Redington India, Ltd.	217,279	423,083
Reliance Industries, Ltd.	135,348	4,309,967
Shriram Transport Finance Co., Ltd.	41,138	667,308
Sonata Software, Ltd.	17,518	204,330
State Bank of India	122,300	757,203
Sun Pharmaceutical Industries, Ltd.	76,889	874,124
Sun TV Network, Ltd.	45,787	307,627
Tata Chemicals, Ltd.	33,143	398,446
Tata Steel, Ltd.	75,295	1,127,100
Tech Mahindra, Ltd.	76,826	1,848,405
Torrent Power, Ltd.	58,076	429,905
Trident, Ltd.	249,088	177,854
UltraTech Cement, Ltd.	914	93,491
UPL, Ltd.	105,427	1,057,431
Vedanta, Ltd.	245,687	1,126,429
Vedanta, Ltd. (ADR)	30,900	567,323
Welspun India, Ltd.	229,124	444,883
Wipro, Ltd.	181,442	1,746,188

		54,512,177

Indonesia—1.3%
AKR Corporindo Tbk PT	1,026,500	295,980
Astra International Tbk PT	1,255,100	501,414
Bank Central Asia Tbk PT	2,147,300	1,088,172
Bank Mandiri Persero Tbk PT	2,307,300	1,136,960
Bank Rakyat Indonesia Persero Tbk PT	3,090,100	890,718
Indo Tambangraya Megah Tbk PT	245,600	352,189
Indofood Sukses Makmur Tbk PT	815,900	362,040
Indosat Tbk PT	220,400	95,790
Japfa Comfeed Indonesia Tbk PT	2,479,500	299,175
Telkom Indonesia Persero Tbk PT	455,800	130,221
Telkom Indonesia Persero Tbk PT (ADR) (a)	28,800	834,912

		5,987,571

Malaysia—1.1%
AMMB Holdings Bhd (b)	29,554	22,490
Astro Malaysia Holdings Bhd	368,000	83,908
Axiata Group Bhd	108,500	108,434
Bumi Armada Bhd (b)	3,077,300	346,848
CIMB Group Holdings Bhd	462,800	605,457
Hartalega Holdings Bhd	50,800	69,866
Hong Leong Financial Group Bhd	31,400	130,706
IHH Healthcare Bhd	486,500	857,383
MISC Bhd	122,700	207,588
Petronas Chemicals Group Bhd	38,700	82,870
Petronas Gas Bhd	35,400	153,032
RHB Bank Bhd	514,358	662,983
Sime Darby Bhd	1,055,600	587,863
Supermax Corp. Bhd	290,039	102,406
Telekom Malaysia Bhd	441,900	582,733
Tenaga Nasional Bhd	75,500	169,267
Top Glove Corp. Bhd	536,800	333,644
Westports Holdings Bhd	44,200	42,971
YTL Power International Bhd	104,136	15,374

		5,165,823

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—1.9%
Alfa S.A.B. de C.V. - Class A	638,400	$468,616
Alsea S.A.B. de C.V. (b)	45,400	84,390
America Movil S.A.B. de C.V. - Series L	2,952,573	3,126,262
Arca Continental S.A.B. de C.V.	103,800	659,133
Fibra Uno Administracion S.A. de C.V.	435,500	460,694
Fomento Economico Mexicano S.A.B. de C.V.	8,400	65,430
GMexico Transportes S.A.B. de C.V. (a)	42,500	71,610
Grupo Bimbo S.A.B. de C.V. - Series A	374,900	1,155,158
Grupo Comercial Chedraui S.A. de C.V.	82,800	171,621
Grupo Financiero Banorte S.A.B. de C.V. - Class O	230,600	1,499,793
Orbia Advance Corp. S.A.B. de C.V.	304,100	776,160
Wal-Mart de Mexico S.A.B. de C.V.	49,700	185,008

		8,723,875

Peru—0.0%
Intercorp Financial Services, Inc.	2,200	58,036

Philippines—0.7%
DMCI Holdings, Inc.	703,000	106,292
Filinvest Land, Inc.	2,072,000	44,691
First Gen Corp.	70,600	38,533
Globe Telecom, Inc.	9,810	639,060
International Container Terminal Services, Inc.	171,860	673,984
Manila Electric Co.	49,830	288,451
Nickel Asia Corp.	749,500	78,672
PLDT, Inc.	26,395	938,713
Semirara Mining & Power Corp.	284,500	119,201

		2,927,597

Poland—0.6%
Asseco Poland S.A.	17,977	385,563
Bank Polska Kasa Opieki S.A.	22,125	669,508
Cyfrowy Polsat S.A.	64,198	552,267
Dino Polska S.A. (b)	1,730	157,691
KRUK S.A.	1,167	94,684
Polski Koncern Naftowy ORLEN S.A.	6,530	120,382
Powszechna Kasa Oszczednosci Bank Polski S.A. (b)	75,412	839,976

		2,820,071

Qatar—0.6%
Doha Bank QPSC	83,099	73,040
Industries Qatar QSC	45,058	191,637
Masraf Al Rayan QSC	621,839	792,314
Qatar Gas Transport Co., Ltd.	301,507	273,159
Qatar International Islamic Bank QSC	23,669	59,861
Qatar Islamic Bank SAQ	105,474	530,860
Qatar National Bank QPSC	91,281	506,012
Vodafone Qatar QSC	106,310	48,665

		2,475,548

Russia—3.3%
Evraz plc	19,881	162,279
Gazprom PJSC (ADR)	9,700	89,143
Gazprom PJSC (ADR)	288,129	2,653,225
LUKOIL PJSC (ADR)	28,706	2,561,885

Russia—(Continued)
Magnit PJSC (GDR)	28,605	427,534
MMC Norilsk Nickel PJSC (ADR)	9,141	281,948
Mobile TeleSystems PJSC (ADR)	126,600	1,006,470
Novatek PJSC (GDR)	1,686	393,601
Novolipetsk Steel PJSC (GDR)	19,696	580,969
PhosAgro PJSC (GDR)	43,539	938,673
Rosneft Oil Co. PJSC (GDR)	77,745	625,324
Sberbank of Russia PJSC (ADR)	178,524	2,857,385
Sberbank of Russia PJSC (ADR)	41,346	651,200
Severstal PAO (GDR)	27,144	582,238
Tatneft PJSC (ADR)	7,842	324,255
X5 Retail Group NV (GDR)	23,631	624,096

		14,760,225

Saudi Arabia—3.4%
Al Rajhi Bank	92,823	3,495,435
Alinma Bank	121,463	772,887
Arab National Bank	42,052	255,262
Arriyadh Development Co.	61,351	415,097
Bank Al-Jazira	203,507	1,045,428
Banque Saudi Fransi	62,428	782,353
Herfy Food Services Co.	3,386	56,140
Leejam Sports Co. JSC	11,730	339,628
Mouwasat Medical Services Co.	8	370
National Industrialization Co. (b)	80,800	428,116
National Medical Care Co.	3,401	56,644
Qassim Cement Co. (The)	2,715	54,748
Riyad Bank	82,498	594,721
Sahara International Petrochemical Co.	102,172	1,139,276
Saudi Arabian Oil Co.	23,543	224,280
Saudi Basic Industries Corp.	60,913	1,880,276
Saudi Industrial Investment Group	105,276	872,307
Saudi National Bank (The)	80,865	1,385,606
Saudi Telecom Co.	41,018	1,226,490
United Electronics Co.	191	6,888
United International Transportation Co.	36,473	451,878

		15,483,830

Singapore—0.1%
BOC Aviation, Ltd.	45,900	336,502

South Africa—2.9%
Absa Group, Ltd.	57,173	547,200
African Rainbow Minerals, Ltd.	18,469	267,996
Anglo American Platinum, Ltd.	4,461	508,068
AngloGold Ashanti, Ltd.	3,371	70,372
Barloworld, Ltd.	30,680	289,518
Capitec Bank Holdings, Ltd.	1,253	160,381
Coronation Fund Managers, Ltd.	88,938	293,264
DRDGOLD, Ltd.	58,495	48,409
Exxaro Resources, Ltd.	6,056	58,101
FirstRand, Ltd.	72,193	275,428
Gold Fields, Ltd.	48,411	528,504
Impala Platinum Holdings, Ltd.	61,164	863,870
Investec, Ltd.	84,404	463,823
Kumba Iron Ore, Ltd.	15,488	447,986

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

South Africa—(Continued)
Life Healthcare Group Holdings, Ltd.	188,497	$284,289
Motus Holdings, Ltd.	34,625	239,204
Mr. Price Group, Ltd.	27,128	339,662
MTN Group, Ltd. (b)	70,631	754,993
MultiChoice Group	31,197	238,776
Naspers, Ltd. - N Shares	9,898	1,535,886
Old Mutual, Ltd.	483,946	397,866
Omnia Holdings, Ltd.	19,411	77,920
PSG Group, Ltd. (b)	45,366	254,328
Reunert, Ltd.	45,892	152,401
Sasol, Ltd. (b)	22,281	364,492
Shoprite Holdings, Ltd.	97,114	1,272,274
Sibanye Stillwater, Ltd.	279,251	862,935
Standard Bank Group, Ltd.	60,681	533,082
Vodacom Group, Ltd.	29,360	247,620
Vukile Property Fund, Ltd.	66,841	51,854
Woolworths Holdings, Ltd.	154,069	501,488

		12,931,990

South Korea—12.1%
Celltrion, Inc.	455	75,750
Cheil Worldwide, Inc. (b)	25,889	495,340
Chong Kun Dang Pharmaceutical Corp. (b)	2,508	233,933
CJ ENM Co., Ltd. (b)	4,310	502,240
Com2uSCorp (b)	2,564	340,885
Daishin Securities Co., Ltd. (b)	24,800	388,918
DB HiTek Co., Ltd. (b)	6,652	406,414
DB Insurance Co., Ltd. (b)	18,426	834,578
DoubleUGames Co., Ltd. (b)	3,107	151,263
E-MART, Inc. (b)	7,186	910,561
GOLFZON Co., Ltd. (b)	1,275	187,086
Green Cross Corp. (b)	1,024	187,509
Green Cross Holdings Corp. (b)	3,469	79,135
GS Engineering & Construction Corp. (b)	7,471	248,711
Halla Holdings Corp. (b)	1,668	64,306
Hana Financial Group, Inc.	32,358	1,139,494
Hankook Tire & Technology Co., Ltd. (b)	10,788	358,477
Humasis Co., Ltd. (b)	7,234	101,327
Hyosung TNC Corp. (b)	62	27,153
Hyundai Engineering & Construction Co., Ltd. (b)	3,321	123,819
Hyundai Glovis Co., Ltd. (b)	4,811	679,388
Hyundai Home Shopping Network Corp. (b)	1,412	75,287
Hyundai Mobis Co., Ltd.	2,675	568,172
Hyundai Motor Co.	7,970	1,400,361
i-SENS, Inc.	2,515	63,881
Kakao Corp. (b)	11,162	1,052,770
KB Financial Group, Inc.	41,876	1,930,291
Kia Corp. (b)	27,423	1,882,681
Kolon Industries, Inc. (b)	4,781	284,869
Korea Investment Holdings Co., Ltd. (b)	2,864	193,954
Korea Real Estate Investment & Trust Co., Ltd. (b)	170,832	374,213
Korean Reinsurance Co. (b)	16,123	125,431
KT&G Corp. (b)	18,794	1,249,800
Kumho Petrochemical Co., Ltd. (b)	5,276	734,417
KUMHOE&C Co., Ltd. (b)	12,812	124,962
LG Chem, Ltd. (b)	1,366	704,786

South Korea—(Continued)
LG Corp. (b)	3,484	235,602
LG Electronics, Inc. (b)	12,212	1,412,201
LG Innotek Co., Ltd. (b)	4,283	1,310,112
LG Uplus Corp.	38,362	438,359
LS Electric Co., Ltd. (b)	909	42,562
LX Semicon Co. Ltd. (b)	3,608	507,437
Mirae Asset Securities Co., Ltd. (b)	129,734	938,565
NAVER Corp. (b)	5,345	1,696,869
NH Investment & Securities Co., Ltd. (b)	46,359	487,308
Osstem Implant Co., Ltd. (b)	4,035	482,823
POSCO	4,327	993,300
Samsung C&T Corp. (b)	4,080	405,517
Samsung Electro-Mechanics Co., Ltd. (b)	8,970	1,488,844
Samsung Electronics Co., Ltd.	281,614	18,488,000
Samsung Engineering Co., Ltd. (b)	9,160	175,931
Samsung Fire & Marine Insurance Co., Ltd. (b)	3,837	650,376
Samsung Life Insurance Co., Ltd. (b)	972	52,139
Samsung SDI Co., Ltd. (b)	1,555	851,727
Samsung Securities Co., Ltd. (b)	14,365	541,413
Seegene, Inc.	4,440	227,396
Shinhan Financial Group Co., Ltd.	32,336	997,078
SK Bioscience Co., Ltd. (b)	819	154,643
SK Gas, Ltd. (b)	108	11,577
SK Hynix, Inc. (b)	23,680	2,590,870
SK Inc.	2,605	548,091
SK Telecom Co., Ltd.	12,256	596,685
Suheung Co., Ltd. (b)	2,317	85,877

		54,713,464

Taiwan—15.2%
Acer, Inc.	109,000	119,705
Advanced International Multitech Co., Ltd.	22,000	59,620
ASE Technology Holding Co., Ltd.	359,000	1,376,258
Asia Vital Components Co., Ltd.	73,000	231,789
Asustek Computer, Inc.	60,000	815,472
AU Optronics Corp.	245,000	201,922
Cathay Financial Holding Co., Ltd.	844,251	1,902,389
China Development Financial Holding Corp.	2,230,984	1,408,406
ChipMOS Technologies, Inc.	216,000	378,152
Coretronic Corp.	60,000	199,824
CTBC Financial Holding Co., Ltd.	1,980,000	1,854,465
Delta Electronics, Inc.	33,000	328,047
Evergreen Marine Corp. Taiwan, Ltd.	120,000	614,880
Far Eastern Department Stores, Ltd.	217,000	168,108
Far Eastern New Century Corp.	121,000	127,965
Farglory Land Development Co., Ltd.	86,000	192,391
First Financial Holding Co., Ltd.	841,502	745,219
Fubon Financial Holding Co., Ltd.	745,176	2,054,626
Gamania Digital Entertainment Co., Ltd.	62,000	157,954
Gigabyte Technology Co., Ltd.	61,000	340,473
Global Mixed Mode Technology, Inc.	12,000	114,672
Great Wall Enterprise Co., Ltd.	56,650	109,225
Holtek Semiconductor, Inc.	73,000	294,968
Hon Hai Precision Industry Co., Ltd.	904,000	3,389,072
Huaku Development Co., Ltd.	33,000	109,007
Kindom Development Co., Ltd.	317,100	432,221

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Taiwan—(Continued)
King’s Town Bank Co., Ltd.	296,000	$433,310
Kung Long Batteries Industrial Co., Ltd.	7,000	35,047
Lite-On Technology Corp.	492,000	1,134,576
MediaTek, Inc.	100,000	4,275,462
Micro-Star International Co., Ltd.	31,000	179,327
momo.com, Inc.	10,400	609,011
Nien Made Enterprise Co., Ltd.	23,000	342,968
Novatek Microelectronics Corp.	80,000	1,551,969
Parade Technologies, Ltd.	6,000	456,707
Phison Electronics Corp.	17,000	313,536
Pou Chen Corp.	532,000	636,438
Powertech Technology, Inc.	126,000	443,867
Quanta Computer, Inc.	171,000	584,342
Realtek Semiconductor Corp.	70,000	1,467,790
Simplo Technology Co., Ltd.	37,000	439,229
Sinon Corp.	83,000	84,644
SinoPac Financial Holdings Co., Ltd.	2,129,000	1,241,355
Taishin Financial Holding Co., Ltd.	1,863,818	1,274,557
Taiwan Hon Chuan Enterprise Co., Ltd.	61,000	157,846
Taiwan Semiconductor Manufacturing Co., Ltd.	1,405,000	31,110,573
Teco Electric and Machinery Co., Ltd.	214,000	244,366
Test Research, Inc.	28,000	59,207
Tong Hsing Electronic Industries, Ltd.	12,000	128,347
TXC Corp.	82,000	311,689
United Integrated Services Co., Ltd.	23,000	150,651
United Microelectronics Corp.	609,000	1,422,818
Wan Hai Lines, Ltd.	40,700	292,288
Yang Ming Marine Transport Corp. (b)	63,000	275,656
YFY, Inc.	269,000	345,017
Yuanta Financial Holding Co., Ltd.	1,493,160	1,363,520

		69,092,943

Thailand—1.8%
AP Thailand PCL (NVDR)	3,091,700	884,159
Chularat Hospital PCL - Class F	3,932,400	430,851
Delta Electronics Thailand PCL	15,600	192,402
Indorama Ventures PCL	172,400	223,209
Kiatnakin Phatra Bank PCL (NVDR)	318,400	568,588
PTT Exploration & Production PCL (NVDR)	350,700	1,234,980
PTT PCL	865,100	984,098
Quality Houses PCL (NVDR)	1,698,400	114,811
Siam Cement PCL (The)	605	6,991
Siam Commercial Bank PCL (The)	156,000	593,085
SPCG PCL	70,100	38,612
Supalai PCL	871,800	592,422
Supalai PCL (NVDR)	435,200	295,572
Thai Union Group PCL (NVDR)	1,438,400	839,266
Thai Vegetable Oil PCL (NVDR)	106,600	98,841
Thanachart Capital PCL	137,200	155,046
Tisco Financial Group PCL (NVDR)	279,200	802,055

		8,054,988

Turkey—0.4%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	20,226	44,497
Coca-Cola Icecek A/S	8,047	52,750
Ford Otomotiv Sanayi A/S	39,725	715,015
KOC Holding A/S	133,217	285,815
Tofas Turk Otomobil Fabrikasi A/S	46,461	265,879
Turkcell Iletisim Hizmetleri A/S	165,754	225,908
Turkiye Sise ve Cam Fabrikalari A/S	295,945	299,085

		1,888,949

United Arab Emirates—1.0%
Abu Dhabi Commercial Bank PJSC	215,349	499,857
Abu Dhabi Islamic Bank PJSC	202,343	378,299
Aldar Properties PJSC	904,401	982,195
Dubai Islamic Bank PJSC	263,829	386,043
Emirates NBD Bank PJSC	150,305	553,684
Emirates Telecommunications Group Co. PJSC	163,669	1,413,794
First Abu Dhabi Bank PJSC	82,837	424,843

		4,638,715

Total Common Stocks (Cost $386,472,108)		428,127,454

Preferred Stocks—1.8%

Brazil—1.2%
Banco Bradesco S.A.	111,760	385,519
Braskem S.A. - Class A	74,900	792,250
Cia Energetica de Minas Gerais	405,600	981,750
Gerdau S.A.	45,600	226,035
Itausa S.A.	551,040	882,795
Petroleo Brasileiro S.A.	366,100	1,857,772
Randon S.A. Implementos e Participacoes	33,100	64,655
Unipar Carbocloro S.A.	17,800	331,824

		5,522,600

South Korea—0.6%
Samsung Electronics Co., Ltd.	45,266	2,709,468

Taiwan—0.0%
China Development Financial Holding Corp.	5,460	1,893

Total Preferred Stocks (Cost $7,213,959)		8,233,961

Short-Term Investment—3.4%

Mutual Funds—3.4%
AIM STIT-STIC Prime Portfolio	15,351,525	15,351,525

Total Short-Term Investments (Cost $ 15,351,525)		15,351,525

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(e)—0.5%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.2%
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $250,985; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $256,004.	250,984	$250,984
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.020%, due on 01/03/22 with a maturity value of $177,222; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $180,766.	177,221	177,221
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $300,004; collateralized by various Common Stock with an aggregate market value of $331,609.	300,000	300,000

		728,205

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 0.030% (f)	300,000	300,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	200,000	200,000
Fidelity Government Portfolio, Class I 0.010% (f)	100,000	100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	200,000	200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	200,000	200,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	300,000	300,000

		1,300,000

Total Securities Lending Reinvestments (Cost $2,028,205)		2,028,205

Total Investments—100.1% (Cost $411,065,797)		453,741,145
Other assets and liabilities (net)—(0.1)%		(412,546)

Net Assets—100.0%		$453,328,599

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $3,130,160 and the collateral received consisted of cash in the amount of $2,028,205 and non-cash collateral with a value of $1,324,962. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.1% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $4,621,039, which is 1.0% of net assets.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Banks	12.6
Semiconductors & Semiconductor Equipment	10.4
Technology Hardware, Storage & Peripherals	6.0
Internet & Direct Marketing Retail	5.8
Interactive Media & Services	5.7
Oil, Gas & Consumable Fuels	5.6
Metals & Mining	3.7
Chemicals	3.2
Automobiles	3.2
IT Services	2.6

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Mini Futures	03/18/22	273	USD	16,738,995	$(103,030)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$435,200	$—	$—	$435,200
Brazil	4,833,626	8,437,310	—	13,270,936
Chile	—	2,428,017	—	2,428,017
China	14,641,680	124,571,795	416,862	139,630,337
Colombia	—	520,668	—	520,668
Czech Republic	—	1,043,350	—	1,043,350
Egypt	—	281,325	—	281,325
Greece	283,670	1,366,779	—	1,650,449
Hong Kong	—	3,311,142	—	3,311,142
Hungary	—	983,726	—	983,726
India	5,793,459	48,718,718	—	54,512,177
Indonesia	834,912	5,152,659	—	5,987,571
Malaysia	—	5,165,823	—	5,165,823
Mexico	8,723,875	—	—	8,723,875
Peru	58,036	—	—	58,036
Philippines	—	2,927,597	—	2,927,597
Poland	—	2,820,071	—	2,820,071
Qatar	—	2,475,548	—	2,475,548
Russia	1,746,813	13,013,412	—	14,760,225
Saudi Arabia	—	15,483,830	—	15,483,830
Singapore	—	336,502	—	336,502
South Africa	—	12,931,990	—	12,931,990
South Korea	—	54,713,464	—	54,713,464
Taiwan	—	69,092,943	—	69,092,943
Thailand	3,216,716	4,838,272	—	8,054,988
Turkey	—	1,888,949	—	1,888,949
United Arab Emirates	—	4,638,715	—	4,638,715
Total Common Stocks	40,567,987	387,142,605	416,862	428,127,454
Preferred Stocks
Brazil	—	5,522,600	—	5,522,600
South Korea	—	2,709,468	—	2,709,468
Taiwan	1,893	—	—	1,893
Total Preferred Stocks	1,893	8,232,068	—	8,233,961
Total Short-Term Investment*	15,351,525	—	—	15,351,525
Securities Lending Reinvestments
Repurchase Agreements	—	728,205	—	728,205
Mutual Funds	1,300,000	—	—	1,300,000
Total Securities Lending Reinvestments	1,300,000	728,205	—	2,028,205
Total Investments	$57,221,405	$396,102,878	$416,862	$453,741,145

Collateral for Securities Loaned (Liability)	$—	$(2,028,205)	$—	$(2,028,205)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(103,030)	$—	$—	$(103,030)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 2 to Level 3 in the amount of $1,172,299 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$453,741,145
Cash denominated in foreign currencies (c)	1,380,001
Cash collateral for futures contracts	1,095,795
Receivable for:
Fund shares sold	46,427
Dividends	683,952
Prepaid expenses	1,428

Total Assets	456,948,748

Liabilities
Collateral for securities loaned	2,028,205
Payables for:
Investments purchased	1,463
Fund shares redeemed	43
Foreign taxes	886,473
Variation margin on futures contracts	95,527
Accrued Expenses:
Management fees	201,429
Administration fees	30,569
Custudian fees	263,780
Distribution and service fees	1,450
Deferred trustees’ fees	62,054
Other expenses	49,156

Total Liabilities	3,620,149

Net Assets	$453,328,599

Net Assets Consist of:
Paid in surplus	$402,863,450
Distributable earnings (Accumulated losses) (d)	50,465,149

Net Assets	$453,328,599

Net Assets
Class A	$446,322,304
Class B	7,006,295
Capital Shares Outstanding*
Class A	38,817,005
Class B	612,379
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.50
Class B	11.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $411,065,797.
(b)	Includes securities loaned at value of $3,130,160.
(c)	Identified cost of cash denominated in foreign currencies was $1,374,960.
(d)	Includes foreign capital gains tax of $886,473.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$12,482,035
Non-cash dividends	807,826
Securities lending income	95,271

Total investment income	13,385,132

Expenses
Management fees	2,322,516
Administration fees	30,540
Custodian and accounting fees	377,776
Distribution and service fees—Class B	13,554
Audit and tax services	72,718
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	14,700
Insurance	2,942
Miscellaneous	30,098

Total expenses	2,955,853

Net Investment Income	10,429,279

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	21,821,588
Futures contracts	(950,192)
Foreign currency transactions	(313,448)

Net realized gain (loss)	20,557,948

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(32,409,098)
Futures contracts	(413,966)
Foreign currency transactions	(1,628)

Net change in unrealized appreciation (depreciation)	(32,824,692)

Net realized and unrealized gain (loss)	(12,266,744)

Net Increase (Decrease) in Net Assets From Operations	$(1,837,465)

(a)	Net of foreign withholding taxes of $1,713,073.
(b)	Net of foreign capital gains tax of $338,764.
(c)	Includes change in foreign capital gains tax of $(886,473).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,429,279	$6,568,108
Net realized gain (loss)	20,557,948	(9,585,862)
Net change in unrealized appreciation (depreciation)	(32,824,692)	56,303,906

Increase (decrease) in net assets from operations	(1,837,465)	53,286,152

From Distributions to Shareholders
Class A	(7,077,960)	(8,861,689)
Class B	(85,562)	(37,879)

Total distributions	(7,163,522)	(8,899,568)

Increase (decrease) in net assets from capital share transactions	69,046,807	(21,202,053)

Total increase (decrease) in net assets	60,045,820	23,184,531

Net Assets
Beginning of period	393,282,779	370,098,248

End of period	$453,328,599	$393,282,779

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	7,471,225	$93,001,263	1,284,622	$10,998,181
Reinvestments	568,511	7,077,960	1,004,727	8,861,689
Redemptions	(2,904,558)	(35,905,042)	(4,153,575)	(42,138,401)

Net increase (decrease)	5,135,178	$64,174,181	(1,864,226)	$(22,278,531)

Class B
Sales	434,454	$5,269,665	160,006	$1,538,759
Reinvestments	6,900	85,562	4,304	37,879
Redemptions	(40,081)	(482,601)	(49,839)	(500,160)

Net increase (decrease)	401,273	$4,872,626	114,471	$1,076,478

Increase (decrease) derived from capital shares transactions		$69,046,807		$(21,202,053)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$11.60	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.29	0.18	0.24	(c)
Net realized and unrealized gain (loss)	(0.20)	1.29	0.14

Total income (loss) from investment operations	0.09	1.47	0.38

Less Distributions
Distributions from net investment income	(0.19)	(0.25)	0.00

Total distributions	(0.19)	(0.25)	0.00

Net Asset Value, End of Period	$11.50	$11.60	$10.38

Total Return (%) (d)	0.64	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.68	0.74	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.37	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	45	42	41	(e)
Net assets, end of period (in millions)	$446.3	$390.8	$369.1

	Class B
	Year Ended December 31,
	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$11.57	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.26	0.15	0.14	(c)
Net realized and unrealized gain (loss)	(0.21)	1.29	0.23

Total income (loss) from investment operations	0.05	1.44	0.37

Less Distributions
Distributions from net investment income	(0.18)	(0.24)	0.00

Total distributions	(0.18)	(0.24)	0.00

Net Asset Value, End of Period	$11.44	$11.57	$10.37

Total Return (%) (d)	0.31	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.93	0.99	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.21	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	45	42	41	(e)
Net assets, end of period (in millions)	$7.0	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $728,205, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Liabilities Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$103,030

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(950,192)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(413,966)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,944,797

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons will be required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expires. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$251,724,285	$0	$190,143,203

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$2,322,516	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$411,911,726

Gross unrealized appreciation	76,191,936
Gross unrealized (depreciation)	(34,362,517)

Net unrealized appreciation (depreciation)	$41,829,419

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$7,163,522	$8,899,568	$—	$—	$7,163,522	$8,899,568

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,714,199	$—	$40,950,102	$(137,097)	$50,527,204

BHFTI-24

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $137,097.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $14,826,680 and accumulated long-term capital losses of $5,676,842.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-25

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Emerging Markets Enhanced Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Emerging Markets Enhanced Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the two years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Emerging Markets Enhanced Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-28

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-29

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-30

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Emerging Markets Enhanced Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and since-inception (beginning April 29, 2019) periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended October 31, 2021 and underperformed its benchmark for the since-inception period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 13.61%, 13.38%, and 13.52%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 18.54%. The Portfolio’s composite benchmark, the SSGA Growth & Income Composite Index2, returned 13.05%.

MARKET ENVIRONMENT / CONDITIONS

Economic recovery gathered pace in the first quarter on the back of widespread COVID-19 vaccination, renewed fiscal stimulus, and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved only in the U.S. and the United Kingdom (U.K.) and lagged in the rest of Europe. The emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. With economies reopening and inflation pressures building, one of the most notable developments during the first quarter was the dramatic increase in interest rates which saw the yield on the 10-Year U.S. Treasury jump approximately 0.80% to over 1.70%.

By April, global growth recovery broadened, aided by accelerated COVID-19 vaccine rollouts in the U.S. and Europe, and the momentum shifted away from China. Incoming data in the latter half of the second quarter pointed to a continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter aided by the strong economic recovery across key developed markets. Relative to lower inflation the year prior, inflation during the period trended higher across regions and was a result of supply-side constraints (in both manufacturing and services) and resurgent demand. Meanwhile, ongoing market interventions in China weighed on emerging markets more broadly.

The relatively uninterrupted progress that equity markets had managed to achieve since the depths of the COVID-19 induced market panic started to encounter some more serious, though not debilitating, disturbances in the third quarter. The MSCI All Country World Index, for instance, registered its first quarterly loss since the beginning of 2020, even if the total return concession was just barely negative. A confluence of slower—and at times disappointing—economic data, aggressive macroprudential and regulatory interventions in China and collective investor anxiety surrounding monetary policy withdrawal, all served to reinforce a more tentative tone to trading as the third quarter ended.

The year 2021 closed on a constructive note for most asset classes as markets sought to decipher the future path of interest rates as inflation readings remained elevated. In November, the Federal Reserve announced that it would begin to taper its asset purchases later that month, but that adjustment was widely anticipated. The emergence of the COVID-19 Omicron variant took markets by surprise just after Thanksgiving and hit commodity markets especially hard. Nonetheless, markets would climb back from this relatively brief downturn until encountering some more challenging conditions following a relatively hawkish pivot from the Federal Reserve’s December policy meeting and an unanticipated rate hike from the Bank of England. However, stocks would again rally through the end of the year, with the MSCI All Country World Index posting a full-year return of almost 19%. Bond markets never quite recovered from the downturn earlier in the year, and broad-based indices such as the Bloomberg U.S. Aggregate Bond Index finished with small losses for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio uses a quantitative model which incorporates macroeconomic expectations, financial valuation methods, and cost-effective implementation to evaluate the potential risk-adjusted relative benefit of tactically shifting target allocations across major asset classes.

The Portfolio outperformed its composite benchmark through the year ending December 2021. The positive relative return was driven primarily by asset allocation decisions, though positive tracking on some of the underlying exchange-traded funds held in the Portfolio relative to their respective benchmarks had a modest offsetting positive impact as well.

A general pro-growth stance in the Portfolio contributed favorably to benchmark-relative performance. With reasonably solid equity forecasts from our quantitative models and a risk-on market environment for most of 2021, we held a broad equity overweight up until the very end of the year. Funding the position from an underweight to U.S. aggregate bonds, which registered slightly negative returns on the year, also helped relative performance. In addition, the Portfolio came into 2021 with a small broad commodity allocation and the position was further increased early in first quarter. Though commodities weakened at the end of 2021 on COVID-19 Omicron variant concerns, the stable positioning in an asset that advanced over 40% by year-end bolstered the Portfolio results.

Our consistent underweight to U.S. real estate investment trusts (“REITs”) throughout the year was the biggest detractor on Portfolio relative returns. Our model disliked the asset class due to relatively poor earnings sentiment, unappealing quality characteristics, and weak macro scores. However, U.S. REITs continued to perform positively, benefitting from strong service sector activity, positive price momentum and pent-up demand. Additionally, poor sector selection for the year also dragged on relative performance of the Portfolio. Timing within the volatile Energy sector and recurrent allocations to the Consumer Staples sector were a couple of the bigger drivers of weak performance.

At the end of the period, the Portfolio was positioned with a modest overweight to equities, funded from an underweight to U.S.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

aggregate bonds. Within equities, we favored European equity and U.S. small-cap stocks and held allocations to Technology and Energy as well as smaller allocations to Financials and Materials for sector selection. The Portfolio also had a modest underweight to U.S. REITs. Within fixed income, we held overweight allocations to U.S. long government bonds, U.S. long corporate bonds and cash, partially offsetting the U.S. aggregate bond and high yield bond underweights.

Jerry Holly

Mike Martel

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 25 emerging market indices. The index returns reflected herein were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg U.S. Aggregate Bond Index, 10% Bloomberg High Yield Very Liquid Index, 5% Bloomberg U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	13.61	10.31	8.75
Class B	13.38	10.04	8.47
Class E	13.52	10.15	8.59
MSCI All Country World Index	18.54	14.40	11.85
SSGA Growth and Income Composite Index	13.05	10.41	9.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	23.4
Vanguard Total Bond Market ETF	11.1
iShares MSCI EAFE ETF	11.0
SPDR Bloomberg Barclays High Yield Bond ETF	6.9
Vanguard FTSE Europe ETF	5.1
iShares TIPS Bond ETF	4.9
iShares Core S&P Small-Cap ETF	4.7
iShares Core MSCI Emerging Markets ETF	4.0
Vanguard Long-Term Corporate Bond ETF	3.9
iShares 20+ Year Treasury Bond ETF	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	29.5
Investment Grade Fixed Income	23.6
International Developed Market Equities	19.2
High Yield Fixed Income	6.9
Money Market	5.8
U.S. Small Cap Equities	4.7
Emerging Market Equities	4.0
Commodities	2.1
U.S. Mid Cap Equities	2.1
Real Estate Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.32%	$1,000.00	$1,040.00	$1.65
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,038.70	$2.93
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E (a)	Actual	0.47%	$1,000.00	$1,040.20	$2.42
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—94.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—94.1%
Energy Select Sector SPDR Fund (a)	835,572	$46,374,246
Financial Select Sector SPDR Fund (a) (b)	584,301	22,816,954
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	3,290,883	46,269,815
iShares 20+ Year Treasury Bond ETF (b)	579,591	85,889,590
iShares Core MSCI Emerging Markets ETF	1,512,962	90,565,905
iShares Core S&P Mid-Cap ETF (b)	165,507	46,851,722
iShares Core S&P Small-Cap ETF (b)	921,749	105,549,478
iShares MSCI Canada ETF (b)	609,567	23,425,660
iShares MSCI EAFE ETF (b)	3,153,583	248,123,910
iShares TIPS Bond ETF (b)	852,763	110,176,980
Materials Select Sector SPDR Fund (a) (b)	257,608	23,341,861
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,422,129	154,400,546
SPDR Dow Jones International Real Estate ETF (a)	635,959	22,640,140
SPDR S&P 500 ETF Trust (a) (b)	1,107,059	525,808,743
SPDR S&P International Small Cap ETF (a) (b)	1,209,111	45,668,122
Technology Select Sector SPDR Fund (a) (b)	264,968	46,069,986
Vanguard FTSE Europe ETF	1,673,366	114,190,496
Vanguard Long-Term Corporate Bond ETF (b)	820,660	86,858,654
Vanguard Real Estate ETF (b)	198,414	23,018,008
Vanguard Total Bond Market ETF	2,941,396	249,283,311

Total Mutual Funds (Cost $1,886,971,077)		2,117,324,127

Short-Term Investment—5.8%

Mutual Funds—5.8%
AIM STIT-STIC Prime Portfolio	131,257,498	131,257,498

Total Short-Term Investments (Cost $131,257,498)		131,257,498

Securities Lending Reinvestments (c)—30.0%

Certificates of Deposit—8.4%
Bank of Montreal 0.300%, 06/02/22	12,000,000	12,000,756
Bank of Nova Scotia 0.320%, 06/07/22	10,000,000	10,001,220
Barclays Bank plc 0.180%, 04/07/22	15,000,000	14,997,855
Cooperatieve Rabobank UA 0.170%, 03/18/22	13,000,000	12,999,090
Credit Industriel et Commercial Zero Coupon, 04/14/22	10,000,000	9,993,200
Credit Suisse (NY) 0.270%, 03/18/22	10,000,000	10,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	7,000,000	7,000,245
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd.
0.160%, 03/25/22	10,000,000	9,998,900
0.250%, 05/05/22	5,000,000	5,000,035

Certificates of Deposit—(Continued)
MUFG Bank Ltd.
0.140%, 01/10/22	10,000,000	10,000,000
0.150%, 01/11/22	4,000,000	4,000,060
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	4,000,000	3,996,920
0.160%, 03/02/22	5,000,000	4,999,750
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	5,000,000	4,999,795
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	4,500,000	4,496,940
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	10,000,000	10,000,010
Societe Generale 0.150%, 03/15/22	10,000,000	9,998,970
Standard Chartered Bank (NY)
0.150%, 02/02/22	15,000,000	15,000,285
0.170%, 03/28/22	5,000,000	4,999,530
Sumitomo Mitsui Banking Corp.
0.150%, SOFR + 0.100%, 03/15/22 (d)	6,000,000	5,998,974
0.200%, 04/26/22	10,000,000	9,998,740
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	2,000,000	1,999,660
Zero Coupon, 03/21/22	6,000,000	5,997,240

		189,477,755

Commercial Paper—1.7%
Antalis S.A. 0.230%, 03/01/22	8,000,000	7,996,552
Macquarie Bank Ltd. 0.270%, 03/07/22	10,000,000	9,994,960
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	11,000,000	10,991,530
UBS AG
0.240%, 03/30/22	5,000,000	4,995,175
0.350%, 06/08/22	5,000,000	4,990,715

		38,968,932

Master Demand Notes—0.5%
Natixis Financial Products LLC 0.300%, OBFR + 0.230%, 01/03/22 (d)	12,000,000	12,000,000

Repurchase Agreements—17.0%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $20,006,806; collateralized by various Common Stock with an aggregate market value of $22,227,000.	20,000,000	20,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $74,220,047; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $75,704,385.	74,219,985	74,219,985

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $25,000,528; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $25,783,523.	25,000,000	$25,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $20,006,806; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $20,676,491.	20,000,000	20,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,425,491.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $3,100,039; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $3,162,051.	3,100,000	3,100,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $7,000,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $7,143,297.	7,000,000	7,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $30,000,408; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $30,612,994.	30,000,000	30,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $50,001,944; collateralized by various Common Stock with an aggregate market value of $55,566,080.	50,000,000	50,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $30,000,475; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $33,326,298.	30,000,000	30,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $28,912,333; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $32,116,567.	28,911,012	28,911,012
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $20,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $22,224,199.	20,000,000	20,000,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $11,450,162; collateralized by various Common Stock with an aggregate market value of $12,722,543.	11,450,000	11,450,000
Repurchase Agreement dated 12/31/21 at 0.173%, due on 01/03/22 with a maturity value of $20,000,288; collateralized by U.S. Treasury Obligations at 0.750%, maturing 04/30/26, and various Common Stock with an aggregate market value of $22,224,949.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $26,261,184; collateralized by various Common Stock with an aggregate market value of $29,178,694.	26,260,163	26,260,163
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $12,000,140; collateralized by various Common Stock with an aggregate market value of $13,264,376.	12,000,000	12,000,000

		382,941,160

Time Deposits—0.7%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 01/03/22	10,000,000	10,000,000

		15,000,000

Mutual Funds—1.7%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	15,000,000	15,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	288,268	288,268

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	20,000,000	$20,000,000

		37,288,268

Total Securities Lending Reinvestments (Cost $675,692,342)		675,676,115

Total Investments—129.9% (Cost $2,693,920,917)		2,924,257,740
Other assets and liabilities (net)—(29.9)%		(673,132,170)

Net Assets—100.0%		$2,251,125,570

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $675,538,363 and the collateral received consisted of cash in the amount of $675,665,802 and non-cash collateral with a value of $14,767,876. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$2,117,324,127	$—	$—	$2,117,324,127
Total Short-Term Investment*	131,257,498	—	—	131,257,498
Securities Lending Reinvestments
Certificates of Deposit	—	189,477,755	—	189,477,755
Commercial Paper	—	38,968,932	—	38,968,932
Master Demand Notes	—	12,000,000	—	12,000,000
Repurchase Agreements	—	382,941,160	—	382,941,160
Time Deposits	—	15,000,000	—	15,000,000
Mutual Funds	37,288,268	—	—	37,288,268
Total Securities Lending Reinvestments	37,288,268	638,387,847	—	675,676,115
Total Investments	$2,285,869,893	$638,387,847	$—	$2,924,257,740

Collateral for Securities Loaned (Liability)	$—	$(675,665,802)	$—	$(675,665,802)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,037,137,142
Affiliated investments at value (c) (d)	887,120,598
Cash	795,651
Receivable for:
Affiliated investments sold	817,264
Fund shares sold	271,883
Dividends	488,590
Dividends on affiliated investments	1,925,369
Prepaid expenses	6,590

Total Assets	2,928,563,087
Liabilities
Collateral for securities loaned	675,665,802
Payables for:
Fund shares redeemed	425,982
Accrued Expenses:
Management fees	581,793
Administration fees	37,500
Custodian and accounting fees	29,426
Distribution and service fees	466,965
Deferred trustees’ fees	189,880
Other expenses	40,169

Total Liabilities	677,437,517

Net Assets	$2,251,125,570

Net Assets Consist of:
Paid in surplus	$1,659,681,218
Distributable earnings (Accumulated losses)	591,444,352

Net Assets	$2,251,125,570

Net Assets
Class A	$31,130,256
Class B	2,211,216,834
Class E	8,778,480
Capital Shares Outstanding*
Class A	2,345,713
Class B	168,170,027
Class E	665,272
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.27
Class B	13.15
Class E	13.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,969,268,465.
(b)	Includes securities loaned at value of $487,433,333.
(c)	Identified cost of affiliated investments was $724,652,452.
(d)	Includes securities loaned at value of $188,105,030.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying ETFs	$46,922,446
Dividends from affiliated investments	21,191,418
Securities lending income	2,508,501

Total investment income	70,622,365
Expenses
Management fees	6,965,445
Administration fees	37,500
Custodian and accounting fees	38,917
Distribution and service fees—Class B	5,582,392
Distribution and service fees—Class E	12,927
Audit and tax services	46,856
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	35,802
Insurance	15,792
Miscellaneous	18,610

Total expenses	12,845,250

Net Investment Income	57,777,115

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	92,542,755
Affiliated investments	219,228,134

Net realized gain (loss)	311,770,889

Net change in unrealized appreciation (depreciation) on:
Investments	(34,245,791)
Affiliated investments	(50,669,200)

Net change in unrealized appreciation (depreciation)	(84,914,991)

Net realized and unrealized gain (loss)	226,855,898

Net Increase (Decrease) in Net Assets From Operations	$284,633,013

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$57,777,115	$40,766,119
Net realized gain (loss)	311,770,889	103,794,221
Net change in unrealized appreciation (depreciation)	(84,914,991)	51,598,825

Increase (decrease) in net assets from operations	284,633,013	196,159,165

From Distributions to Shareholders
Class A	(1,945,395)	(1,656,672)
Class B	(140,262,345)	(126,276,065)
Class E	(545,548)	(533,426)

Total distributions	(142,753,288)	(128,466,163)

Increase (decrease) in net assets from capital share transactions	(131,580,105)	(96,062,616)

Total increase (decrease) in net assets	10,299,620	(28,369,614)

Net Assets
Beginning of period	2,240,825,950	2,269,195,564

End of period	$2,251,125,570	$2,240,825,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	147,611	$1,917,968	144,863	$1,644,318
Reinvestments	153,422	1,945,395	154,540	1,656,672
Redemptions	(232,942)	(3,045,991)	(326,781)	(3,765,009)

Net increase (decrease)	68,091	$817,372	(27,378)	$(464,019)

Class B
Sales	1,740,557	$22,363,163	2,439,704	$27,436,092
Reinvestments	11,149,630	140,262,345	11,868,051	126,276,065
Redemptions	(22,885,246)	(294,939,631)	(21,925,497)	(248,439,408)

Net increase (decrease)	(9,995,059)	$(132,314,123)	(7,617,742)	$(94,727,251)

Class E
Sales	49,065	$635,457	63,538	$711,039
Reinvestments	43,229	545,548	49,993	533,426
Redemptions	(98,346)	(1,264,359)	(185,139)	(2,115,811)

Net increase (decrease)	(6,052)	$(83,354)	(71,608)	$(871,346)

Increase (decrease) derived from capital shares transactions		$(131,580,105)		$(96,062,616)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.48	$12.12	$10.93	$12.52	$11.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.37	0.25	0.32	0.29	0.29
Net realized and unrealized gain (loss)	1.29	0.85	1.78	(1.01)	1.49

Total income (loss) from investment operations	1.66	1.10	2.10	(0.72)	1.78

Less Distributions
Distributions from net investment income	(0.27)	(0.34)	(0.31)	(0.32)	(0.32)
Distributions from net realized capital gains	(0.60)	(0.40)	(0.60)	(0.55)	(0.04)

Total distributions	(0.87)	(0.74)	(0.91)	(0.87)	(0.36)

Net Asset Value, End of Period	$13.27	$12.48	$12.12	$10.93	$12.52

Total Return (%) (b)	13.61	10.14	19.88	(6.29)	16.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.83	2.20	2.77	2.39	2.43
Portfolio turnover rate (%)	91	72	57	34	39
Net assets, end of period (in millions)	$31.1	$28.4	$27.9	$26.7	$31.1

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.37	$12.02	$10.84	$12.42	$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.22	0.29	0.25	0.25
Net realized and unrealized gain (loss)	1.29	0.84	1.77	(0.99)	1.48

Total income (loss) from investment operations	1.62	1.06	2.06	(0.74)	1.73

Less Distributions
Distributions from net investment income	(0.24)	(0.31)	(0.28)	(0.29)	(0.29)
Distributions from net realized capital gains	(0.60)	(0.40)	(0.60)	(0.55)	(0.04)

Total distributions	(0.84)	(0.71)	(0.88)	(0.84)	(0.33)

Net Asset Value, End of Period	$13.15	$12.37	$12.02	$10.84	$12.42

Total Return (%) (b)	13.38	9.83	19.61	(6.52)	15.86

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (d)	2.54	1.94	2.52	2.13	2.17
Portfolio turnover rate (%)	91	72	57	34	39
Net assets, end of period (in millions)	$2,211.2	$2,204.1	$2,232.3	$2,118.1	$2,601.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.41	$12.05	$10.88	$12.46	$11.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.23	0.30	0.27	0.26
Net realized and unrealized gain (loss)	1.29	0.85	1.76	(1.00)	1.49

Total income (loss) from investment operations	1.64	1.08	2.06	(0.73)	1.75

Less Distributions
Distributions from net investment income	(0.25)	(0.32)	(0.29)	(0.30)	(0.30)
Distributions from net realized capital gains	(0.60)	(0.40)	(0.60)	(0.55)	(0.04)

Total distributions	(0.85)	(0.72)	(0.89)	(0.85)	(0.34)

Net Asset Value, End of Period	$13.20	$12.41	$12.05	$10.88	$12.46

Total Return (%) (b)	13.52	10.01	19.57	(6.39)	16.02

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (d)	2.68	2.03	2.62	2.25	2.25
Portfolio turnover rate (%)	91	72	57	34	39
Net assets, end of period (in millions)	$8.8	$8.3	$9.0	$8.5	$9.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $382,941,160, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,018,016,068	$0	$2,267,983,265

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$6,965,445	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
Communication Services Select Sector SPDR Fund	$22,235,605	$138,919,507	$(160,830,138)	$1,363,786	$(1,688,760)	$—
Consumer Discretionary Select Sector SPDR Fund	45,472,925	—	(45,748,985)	1,204,355	(928,295)	—
Consumer Staples Select Sector SPDR Fund	45,039,805	68,435,516	(113,302,804)	4,916,279	(5,088,796)	—
Energy Select Sector SPDR Fund	—	144,592,862	(93,264,723)	(4,148,293)	(805,600)	46,374,246
Financial Select Sector SPDR Fund	—	89,774,211	(71,339,237)	4,918,295	(536,315)	22,816,954
Industrial Select Sector SPDR	—	46,264,658	(46,429,307)	164,649	—	—
Materials Select Sector SPDR Fund	22,410,496	92,927,903	(89,671,697)	(2,511,628)	186,787	23,341,861
SPDR Bloomberg Barclays High Yield Bond ETF	223,853,616	203,619,845	(272,123,545)	6,272,084	(7,221,454)	154,400,546
SPDR Dow Jones International Real Estate ETF	—	24,352,882	(396,975)	(7,999)	(1,307,768)	22,640,140
SPDR S&P 500 ETF Trust	690,708,529	117,922,987	(440,250,507)	202,670,553	(45,242,819)	525,808,743
SPDR S&P International Small Cap ETF	45,899,221	3,303,730	(6,695,092)	1,568,104	1,592,159	45,668,122
Technology Select Sector SPDR Fund	—	49,714,613	(16,834,237)	2,817,949	10,371,661	46,069,986

	$1,095,620,197	$979,828,714	$(1,356,887,247)	$219,228,134	$(50,669,200)	$887,120,598

	Income earned from affiliates during the period	Number of shares held at December 31, 2021
Communication Services Select Sector SPDR Fund	$76,372	—
Consumer Discretionary Select Sector SPDR Fund	—	—
Consumer Staples Select Sector SPDR Fund	141,871	—
Energy Select Sector SPDR Fund	1,200,611	835,572
Financial Select Sector SPDR Fund	302,951	584,301
Industrial Select Sector SPDR	68,886	—
Materials Select Sector SPDR Fund	393,896	257,608
SPDR Bloomberg Barclays High Yield Bond ETF	7,978,083	1,422,129
SPDR Dow Jones International Real Estate ETF	747,476	635,959
SPDR S&P 500 ETF Trust	8,715,639	1,107,059
SPDR S&P International Small Cap ETF	1,219,515	1,209,111
Technology Select Sector SPDR Fund	346,118	264,968

	$21,191,418

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,700,123,209

Gross unrealized appreciation	239,716,446
Gross unrealized (depreciation)	(15,581,919)

Net unrealized appreciation (depreciation)	$224,134,527

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$51,215,575	$55,922,570	$91,537,713	$72,543,593	$142,753,288	$128,466,163

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$102,568,702	$264,931,003	$224,134,527	$—	$591,634,232

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-18

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth and Income ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**
Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and outperformed the median of its Performance Universe for the one-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth & Income Index, for the three- and five-year periods ended October 31, 2021 and outperformed the same benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median. The Board considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Universe median and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned 17.88%, 17.60%, and 17.75%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 18.54%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 16.69%.

MARKET ENVIRONMENT / CONDITIONS

Economic recovery gathered pace in the first quarter on the back of widespread vaccination, renewed fiscal stimulus, and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved only in the U.S. and the United Kingdom (U.K.) and lagged in the rest of Europe. Emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. With economies reopening and inflation pressures building, one of the most notable developments during the first quarter was the dramatic increase in interest rates, which saw the yield on the 10-Year U.S. Treasury jump approximately 0.80% to over 1.70%.

By April, global growth recovery broadened, aided by accelerated COVID-19 vaccine rollouts in the U.S. and Europe and the momentum shifting away from China. Incoming data in the latter half of the second quarter pointed to a continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter, aided by the strong economic recovery across key developed markets. Relative to lower inflation the year prior, inflation during the period trended higher across regions and was a result of supply-side constraints (in both manufacturing and services) and resurgent demand. Meanwhile, ongoing market interventions in China weighed on emerging markets more broadly.

The relatively uninterrupted progress that equity markets had managed to achieve since the depths of the COVID-19 induced market panic started to encounter some more serious, though not debilitating, disturbances in the third quarter. The MSCI All Country World Index, for instance, registered its first quarterly loss since the beginning of 2020, even if the total return concession was just barely negative. A confluence of slower—and at times disappointing—economic data, aggressive macroprudential and regulatory interventions in China, and collective investor anxiety surrounding monetary policy withdrawal, all served to reinforce a more tentative tone to trading as the third quarter came to a close.

The year 2021 closed on a constructive note for most asset classes, as markets sought to decipher the future path of interest rates as inflation readings remained elevated. In November, the Federal Reserve announced that it would begin to taper its asset purchases later that month, but that adjustment was widely anticipated. The emergence of the COVID-19 Omicron variant took markets by surprise just after Thanksgiving and hit commodity markets especially hard. Nonetheless, markets would climb back from this relatively brief downturn until encountering some more challenging conditions following a relatively hawkish pivot from the Federal Reserve’s December policy meeting and an unanticipated rate hike from the Bank of England. However, stocks would again rally through the end of the year, with the MSCI All Country World Index posting a full-year return of almost 19%. Bond markets never quite recovered from the downturn earlier in the year, and broad-based indices such as the Bloomberg U.S. Aggregate Bond Index finished with small losses for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio uses a quantitative model which incorporates macroeconomic expectations, financial valuation methods, and cost-effective implementation to evaluate the potential risk-adjusted relative benefit of tactically shifting target allocations across major asset classes.

The Portfolio outperformed its composite benchmark through the year ending December 2021. The positive relative return was driven primarily by asset allocation decisions, though positive tracking on some of the underlying exchange-traded funds held in the Portfolio relative to their respective benchmarks had a modest offsetting positive impact as well.

A general pro-growth stance in the Portfolio contributed favorably to benchmark-relative performance. With reasonably solid equity forecasts from our quantitative models and a risk-on market environment for most of 2021, we held a broad equity overweight up until the very end of the year. Funding the position from an underweight to U.S. aggregate bonds, which registered slightly negative returns on the year, also helped relative performance. In addition, the Portfolio came into 2021 with a small broad commodity allocation, and the position was further increased early in the first quarter. Though commodities weakened at the end of 2021 on COVID-19 Omicron variant concerns, the stable positioning in an asset that advanced over 40% by year-end bolstered the Portfolio results.

Our consistent underweight to U.S. real estate investment trusts (“REITs”) throughout the year was the biggest detractor on Portfolio relative returns. Our model disliked the asset class due to relatively poor earnings sentiment, unappealing quality characteristics, and weak macro scores. However, U.S. REITs continued to perform positively, benefitting from strong service sector activity, positive price momentum, and pent-up demand. Additionally, poor sector selection for the year also dragged on the relative performance of the Portfolio. Timing within the volatile Energy sector and recurrent allocations to the Consumer Staples sector were a couple of the bigger drivers of weak performance.

At the end of the period, the Portfolio was positioned with a modest overweight to equities, funded from an underweight to U.S.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

aggregate bonds. Within equities, we favored European equity and U.S. small-cap stocks and held allocations to Technology and Energy, as well as smaller allocations to Financials and Materials for sector selection. The Portfolio also had a modest underweight to U.S. REITs. Within fixed income, we held overweight allocations to U.S. long government bonds, U.S. long corporate bonds, and cash, partially offsetting the U.S. aggregate bond and high yield bond underweights.

Jerry Holly

Mike Martel

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 25 emerging market indices. The index returns reflected herein were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg U.S. Aggregate Bond Index, 5% Bloomberg High Yield Very Liquid Index, 3% Bloomberg U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	17.88	12.01	10.31
Class B	17.60	11.73	10.03
Class E	17.75	11.85	10.14
MSCI All Country World Index	18.54	14.40	11.85
SSGA Growth Composite Index	16.69	12.07	10.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	28.2
iShares MSCI EAFE ETF	16.8
iShares Core S&P Small-Cap ETF	6.7
iShares Core MSCI Emerging Markets ETF	6.0
iShares Core S&P Mid-Cap ETF	5.1
Vanguard FTSE Europe ETF	5.0
Vanguard Long-Term Corporate Bond ETF	3.8
iShares 20+ Year Treasury Bond ETF	3.3
SPDR S&P International Small Cap ETF	3.0
iShares TIPS Bond ETF	2.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	34.3
International Developed Market Equities	26.9
Investment Grade Fixed Income	10.0
U.S. Small Cap Equities	6.7
Emerging Market Equities	6.0
U.S. Mid Cap Equities	5.1
Money Market	4.9
Commodities	2.0
Real Estate Equities	2.0
High Yield Fixed Income	1.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.34%	$1,000.00	$1,046.00	$1.75
	Hypothetical*	0.34%	$1,000.00	$1,023.49	$1.73

Class B (a)	Actual	0.59%	$1,000.00	$1,044.90	$3.04
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class E (a)	Actual	0.49%	$1,000.00	$1,045.50	$2.53
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—95.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.0%
Energy Select Sector SPDR Fund (a)	337,715	$18,743,183
Financial Select Sector SPDR Fund (a) (b)	235,688	9,203,616
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (b)	1,329,450	18,692,067
iShares 20+ Year Treasury Bond ETF (b)	204,295	30,274,476
iShares Core MSCI Emerging Markets ETF (b)	915,150	54,780,879
iShares Core S&P Mid-Cap ETF (b)	166,719	47,194,815
iShares Core S&P Small-Cap ETF (b)	535,483	61,318,158
iShares MSCI Canada ETF (b)	487,836	18,747,537
iShares MSCI EAFE ETF (b)	1,964,018	154,528,936
iShares TIPS Bond ETF	206,135	26,632,642
Materials Select Sector SPDR Fund (a) (b)	103,793	9,404,684
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	163,741	17,777,360
SPDR Dow Jones International Real Estate ETF (a) (b)	256,537	9,132,717
SPDR S&P 500 ETF Trust (a) (b)	545,202	258,949,142
SPDR S&P International Small Cap ETF (a) (b)	731,428	27,626,036
Technology Select Sector SPDR Fund (a) (b)	106,853	18,578,531
Vanguard FTSE Europe ETF (b)	674,375	46,019,350
Vanguard Long-Term Corporate Bond ETF (b)	330,797	35,011,555
Vanguard Real Estate ETF (b)	79,967	9,276,972

Total Mutual Funds (Cost $721,290,977)		871,892,656

Short-Term Investment—4.9%

Mutual Funds—4.9%
AIM STIT-STIC Prime Portfolio	45,289,964	45,289,964

Total Short-Term Investments (Cost $45,289,964)		45,289,964

Securities Lending Reinvestments (c)—30.3%

Certificates of Deposit—7.5%
Bank of Montreal 0.300%, 06/02/22	6,000,000	6,000,378
Bank of Nova Scotia 0.320%, 06/07/22	5,000,000	5,000,610
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA 0.170%, 03/18/22	3,000,000	2,999,790
Credit Industriel et Commercial Zero Coupon, 04/14/22	8,000,000	7,994,560
Credit Suisse (NY) 0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	7,000,000	7,000,245
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
MUFG Bank Ltd. 0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd. Zero Coupon, 04/25/22	2,500,000	2,498,075

Certificates of Deposit—(Continued)
Nationwide Building Society Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	3,000,000	2,999,877
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	2,200,000	2,198,504
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	2,000,000	2,000,002
Societe Generale 0.150%, 03/15/22	5,000,000	4,999,485
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (d)	2,000,000	1,999,658
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	2,000,000	1,999,660

		68,689,659

Commercial Paper—1.7%
Macquarie Bank Ltd. 0.270%, 03/07/22	5,000,000	4,997,480
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	4,000,000	3,996,920
UBS AG
0.240%, 03/30/22	3,000,000	2,997,105
0.350%, 06/08/22	4,000,000	3,992,572

		15,984,077

Repurchase Agreements—18.3%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $10,003,403; collateralized by various Common Stock with an aggregate market value of $11,113,500.	10,000,000	10,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $43,266,123; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $44,131,409.	43,266,087	43,266,087
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $4,001,633; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $4,340,393.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $800,010; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $816,013.	800,000	$800,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $10,000,025; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $10,200,017.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $37,800,221; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $38,573,806.	37,800,000	37,800,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $21,292,484; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $21,727,260.	21,292,194	21,292,194
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,000,194; collateralized by various Common Stock with an aggregate market value of $5,556,608.	5,000,000	5,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $10,000,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,108,766.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $3,200,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,554,805.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,500,073; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,666,815.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $2,000,028; collateralized by various Common Stock with an aggregate market value of $2,222,278.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $4,000,047; collateralized by various Common Stock with an aggregate market value of $4,421,459.	4,000,000	4,000,000

		167,858,281

Time Deposit—0.6%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	5,000,000	5,000,000

Mutual Funds—2.2%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	15,000,000	15,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $277,538,588)		277,532,017

Total Investments—130.2% (Cost $1,044,119,529)		1,194,714,637
Other assets and liabilities (net)—(30.2)%		(276,969,469)

Net Assets—100.0%		$917,745,168

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $271,646,165 and the collateral received consisted of cash in the amount of $277,523,863. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$871,892,656	$—	$—	$871,892,656
Total Short-Term Investment*	45,289,964	—	—	45,289,964
Securities Lending Reinvestments
Certificates of Deposit	—	68,689,659	—	68,689,659
Commercial Paper	—	15,984,077	—	15,984,077
Repurchase Agreements	—	167,858,281	—	167,858,281
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	257,532,017	—	277,532,017
Total Investments	$937,182,620	$257,532,017	$—	$1,194,714,637

Collateral for Securities Loaned (Liability)	$—	$(277,523,863)	$—	$(277,523,863)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$825,299,368
Affiliated investments at value (c) (d)	369,415,269
Receivable for:
Fund shares sold	140,359
Dividends	305,921
Dividends on affiliated investments	941,619
Prepaid expenses	2,673

Total Assets	1,196,105,209
Liabilities
Collateral for securities loaned	277,523,863
Payables for:
Fund shares redeemed	120,930
Accrued Expenses:
Management fees	243,226
Administration fees	37,500
Custodian and accounting fees	29,367
Distribution and service fees	182,823
Deferred trustees’ fees	189,880
Other expenses	32,452

Total Liabilities	278,360,041

Net Assets	$917,745,168

Net Assets Consist of:
Paid in surplus	$617,605,229
Distributable earnings (Accumulated losses)	300,139,939

Net Assets	$917,745,168

Net Assets
Class A	$40,914,498
Class B	868,527,191
Class E	8,303,479
Capital Shares Outstanding*
Class A	2,951,306
Class B	63,215,540
Class E	602,456
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.86
Class B	13.74
Class E	13.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $769,908,936.
(b)	Includes securities loaned at value of $244,154,838.
(c)	Identified cost of affiliated investments was $274,210,593.
(d)	Includes securities loaned at value of $27,491,327.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Underlying ETFs	$18,828,235
Dividends from affiliated investments	7,251,027
Securities lending income	616,015

Total investment income	26,695,277
Expenses
Management fees	2,881,489
Administration fees	37,500
Custodian and accounting fees	38,844
Distribution and service fees—Class B	2,158,078
Distribution and service fees—Class E	12,229
Audit and tax services	46,856
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	24,743
Insurance	6,171
Miscellaneous	11,942

Total expenses	5,308,861

Net Investment Income	21,386,416

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,613,123
Net increase from payments by affiliates (a)	879,531
Affiliated investments	93,673,913

Net realized gain (loss)	131,166,567

Net change in unrealized appreciation (depreciation) on:
Investments	5,151,301
Affiliated investments	(10,828,264)

Net change in unrealized appreciation (depreciation)	(5,676,963)

Net realized and unrealized gain (loss)	125,489,604

Net Increase (Decrease) in Net Assets From Operations	$146,876,020

(a)	See Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,386,416	$13,533,201
Net realized gain (loss)	131,166,567	46,066,258
Net change in unrealized appreciation (depreciation)	(5,676,963)	22,773,042

Increase (decrease) in net assets from operations	146,876,020	82,372,501

From Distributions to Shareholders
Class A	(2,671,933)	(2,085,463)
Class B	(57,744,054)	(48,025,827)
Class E	(538,194)	(428,950)

Total distributions	(60,954,181)	(50,540,240)

Increase (decrease) in net assets from capital share transactions	(41,389,318)	(31,730,500)

Total increase (decrease) in net assets	44,532,521	101,761

Net Assets
Beginning of period	873,212,647	873,110,886

End of period	$917,745,168	$873,212,647

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	126,229	$1,701,069	154,658	$1,712,899
Reinvestments	202,419	2,671,933	200,333	2,085,463
Redemptions	(231,180)	(3,125,517)	(360,263)	(4,100,439)

Net increase (decrease)	97,468	$1,247,485	(5,272)	$(302,077)

Class B
Sales	1,270,474	$16,973,787	1,735,434	$18,386,916
Reinvestments	4,407,943	57,744,054	4,644,664	48,025,827
Redemptions	(8,789,579)	(117,181,691)	(8,767,663)	(97,654,548)

Net increase (decrease)	(3,111,162)	$(42,463,850)	(2,387,565)	$(31,241,805)

Class E
Sales	46,062	$613,778	61,914	$689,218
Reinvestments	40,990	538,194	41,404	428,950
Redemptions	(98,482)	(1,324,925)	(120,197)	(1,304,786)

Net increase (decrease)	(11,430)	$(172,953)	(16,879)	$(186,618)

Increase (decrease) derived from capital shares transactions		$(41,389,318)		$(31,730,500)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.61	$12.18	$10.86	$12.87	$11.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.22	0.30	0.25	0.26
Net realized and unrealized gain (loss)	1.85	0.97	2.07	(1.24)	1.92

Total income (loss) from investment operations	2.21	1.19	2.37	(0.99)	2.18

Less Distributions
Distributions from net investment income	(0.23)	(0.31)	(0.27)	(0.29)	(0.28)
Distributions from net realized capital gains	(0.73)	(0.45)	(0.78)	(0.73)	(0.13)

Total distributions	(0.96)	(0.76)	(1.05)	(1.02)	(0.41)

Net Asset Value, End of Period	$13.86	$12.61	$12.18	$10.86	$12.87

Total Return (%) (b)(c)	17.88	11.06	22.71 (d)	(8.44)	19.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.34	0.35	0.35	0.34	0.34
Ratio of net investment income (loss) to average net assets (%) (f)	2.64	1.95	2.58	2.06	2.19
Portfolio turnover rate (%)	80	73	57	32	43
Net assets, end of period (in millions)	$40.9	$36.0	$34.8	$29.9	$34.8

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.51	$12.09	$10.78	$12.78	$11.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31	0.19	0.27	0.22	0.23
Net realized and unrealized gain (loss)	1.85	0.96	2.06	(1.23)	1.90

Total income (loss) from investment operations	2.16	1.15	2.33	(1.01)	2.13

Less Distributions
Distributions from net investment income	(0.20)	(0.28)	(0.24)	(0.26)	(0.25)
Distributions from net realized capital gains	(0.73)	(0.45)	(0.78)	(0.73)	(0.13)

Total distributions	(0.93)	(0.73)	(1.02)	(0.99)	(0.38)

Net Asset Value, End of Period	$13.74	$12.51	$12.09	$10.78	$12.78

Total Return (%) (b)(c)	17.60	10.75	22.44	(8.75)	19.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.59	0.60	0.60	0.59	0.59
Ratio of net investment income (loss) to average net assets (%) (f)	2.33	1.69	2.30	1.79	1.91
Portfolio turnover rate (%)	80	73	57	32	43
Net assets, end of period (in millions)	$868.5	$829.5	$830.6	$755.4	$937.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.54	$12.12	$10.81	$12.81	$11.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.20	0.28	0.24	0.24
Net realized and unrealized gain (loss)	1.85	0.96	2.06	(1.24)	1.91

Total income (loss) from investment operations	2.18	1.16	2.34	(1.00)	2.15

Less Distributions
Distributions from net investment income	(0.21)	(0.29)	(0.25)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.73)	(0.45)	(0.78)	(0.73)	(0.13)

Total distributions	(0.94)	(0.74)	(1.03)	(1.00)	(0.39)

Net Asset Value, End of Period	$13.78	$12.54	$12.12	$10.81	$12.81

Total Return (%) (b)(c)	17.75	10.84	22.53	(8.63)	19.80

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.49	0.50	0.50	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (f)	2.46	1.79	2.42	1.91	1.99
Portfolio turnover rate (%)	80	73	57	32	43
Net assets, end of period (in millions)	$8.3	$7.7	$7.6	$6.8	$7.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser (See Note 5 of the Notes to Financial Statements) Excluding this item, total return would have been 17.80%, 17.52%, and 17.67% for Class A, Class B and Class E, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $167,858,281, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$711,147,639	$0	$797,338,599

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$2,881,489	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2021, the Subadviser voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
Communication Services Select Sector SPDR Fund	$8,654,512	$55,443,851	$(64,809,922)	$1,368,855	$(657,296)	$—
Consumer Discretionary Select Sector SPDR Fund	17,678,243	1,005,835	(20,582,530)	2,259,340	(360,888)	—
Consumer Staples Select Sector SPDR Fund	17,169,263	28,483,579	(45,601,275)	1,888,293	(1,939,860)	—
Energy Select Sector SPDR Fund	—	56,245,741	(37,337,005)	164,542	(330,095)	18,743,183
Financial Select Sector SPDR Fund	—	36,349,901	(28,507,227)	1,581,356	(220,414)	9,203,616
Industrial Select Sector SPDR Fund	—	18,592,492	(18,658,345)	65,853	—	—
Materials Select Sector SPDR Fund	8,732,044	37,478,433	(35,872,568)	(1,009,513)	76,288	9,404,684
SPDR Bloomberg Barclays High Yield Bond ETF	43,533,731	53,511,466	(79,123,103)	1,615,924	(1,760,658)	17,777,360
SPDR Dow Jones International Real Estate ETF	—	9,740,220	(69,466)	(1,400)	(536,637)	9,132,717
SPDR S&P 500 ETF Trust	311,670,107	41,123,515	(167,425,105)	84,028,833	(10,448,208)	258,949,142
SPDR S&P International Small Cap ETF	26,796,128	1,880,602	(2,854,793)	657,425	1,146,674	27,626,036
Technology Select Sector SPDR Fund	—	19,350,226	(6,028,929)	1,054,405	4,202,829	18,578,531

	$434,234,028	$359,205,861	$(506,870,268)	$93,673,913	$(10,828,264)	$369,415,269

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2021
Communication Services Select Sector SPDR Fund	$63,350	—
Consumer Discretionary Select Sector SPDR Fund	29,144	—
Consumer Staples Select Sector SPDR Fund	57,029	—
Energy Select Sector SPDR Fund	310,199	337,715
Financial Select Sector SPDR Fund	43,167	235,688
Industrial Select Sector SPDR Fund	27,816	—
Materials Select Sector SPDR Fund	159,310	103,793
SPDR Bloomberg Barclays High Yield Bond ETF	1,264,694	163,741
SPDR Dow Jones International Real Estate ETF	303,004	256,537
SPDR S&P 500 ETF Trust	4,114,567	545,202
SPDR S&P International Small Cap ETF	740,563	731,428
Technology Select Sector SPDR Fund	138,184	106,853

	$7,251,027

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,046,174,453

Gross unrealized appreciation	153,889,396
Gross unrealized (depreciation)	(5,349,214)

Net unrealized appreciation (depreciation)	$148,540,182

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$18,605,761	$19,242,453	$42,348,420	$31,297,787	$60,954,181	$50,540,240

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$35,085,838	$116,703,799	$148,540,184	$—	$300,329,821

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth Index, for the three- and five-year periods ended October 31, 2021 and outperformed the same benchmark for the one-year period ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned 26.30%, 25.98%, and 26.12%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 25.16%.

MARKET ENVIRONMENT / CONDITIONS

Even though the COVID-19 pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of COVID-19 vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions, the emergence of variants of COVID-19, and the U.S. Federal Reserve’s (the “Fed”) decision to taper its monthly asset purchases starting in November, were among the factors that occasionally weighed on the financial markets.

Domestic bond returns were mixed in 2021, as bond yields rose across the Treasury yield curve, especially in the intermediate-term portion of the curve, amid expectations that the Fed’s tapering of asset purchases, which began in November, will be a prelude to tighter monetary policy sometime in 2022. In the taxable investment-grade universe, Treasury securities performed worst, but Corporate, Mortgage-Backed, and Commercial Mortgage-Backed Securities fell to a lesser extent. Asset-Backed Securities held up best, albeit with slight losses. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the year.

Stocks in developed non-U.S. equity markets rose but significantly lagged U.S. shares. European stock markets were broadly positive in U.S. dollar terms. Austrian shares outperformed by a wide margin. Developed Asian markets were mixed in U.S. dollar terms. New Zealand shares slumped, and Hong Kong stocks also fell slightly. Stocks in emerging markets generally declined as currency weakness versus the U.S. dollar reduced local returns to U.S. investors. Stocks in Taiwan and India performed best, whereas Chinese shares fell significantly amid the government’s regulatory crackdown in certain sectors, as well as concerns about the property market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the Russell 1000 Value Index, during the review period. Broadly speaking, stock selection drove relative outperformance.

The Financials sector was the primary contributor due to stock selection. Shares of Wells Fargo ended higher after continued consumer credit resilience and the Fed greenlighting banks to resume returning capital to shareholders in the second half of the year. Despite shares being impacted by headlines in which the Office of the Comptroller of the Currency assessed a civil penalty against the company in relation to deficiencies in its lending loss mitigation program, the company delivered strong loan growth figures late in the period, lifting shares.

Stock selection in Information Technology (“IT”) also aided relative returns. Applied Materials rose over the period, as shares continued to benefit from cyclical strength within the industry and robust semiconductor demand over the year.

A favorable underweight position along with security selection in the Communication Services sector further added to relative performance. News Corp advanced after strong results early in the year, when the company reported consistent subscriber growth and favorable performance across multiple business segments. Later, the company again announced robust earnings, as key business segments such as Dow Jones and HarperCollins reported strong growth.

Conversely, the Health Care sector was the largest relative detractor, primarily due to stock choices, such as Zimmer Biomet Holdings. Shares of the company underperformed during the period, as the company faced COVID-19-related pressures with the rise of the Delta and Omicron variants, which elongated the uncertainty around a return to normalcy for elective procedures.

Unfavorable stock selection in the Industrials sector also weighed on relative performance. General Electric underperformed the broader sector for the period following a healthy earnings beat early in the period where the company reported free cash flow and industrial operating profit estimates that exceeded estimates, driven by the health care segment. Despite this, later in the period, shares of General Electric faced a muted reaction by the market to the company’s proposed plan to split into three separate companies. Additionally, with the initial reports of the Omicron variant, there was growing concern within the market regarding the impact the variant would have on the aviation industry.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the benchmark in IT, Utilities, Financials, Energy, Materials, and Industrials sectors. The Portfolio was underweight the benchmark in Communication Services, Consumer Discretionary, Health Care, Real Estate, and Consumer Staples. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Heather K. McPherson

John D. Linehan

Mark S. Finn

Gabriel Solomon

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	26.30	12.02	13.57	—
Class B	25.98	11.74	13.28	—
Class E	26.12	11.86	—	10.49
Russell 1000 Value Index	25.16	11.17	12.96	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Wells Fargo & Co.	3.6
American International Group, Inc.	3.3
General Electric Co.	3.2
United Parcel Service, Inc. - Class B	2.8
Microsoft Corp.	2.7
Southern Co. (The)	2.5
Chubb, Ltd.	2.5
TotalEnergies SE	2.5
QUALCOMM, Inc.	2.3
Charles Schwab Corp. (The)	2.2

Top Sectors

% of Net Assets
Financials	22.4
Health Care	16.6
Information Technology	12.0
Industrials	11.7
Utilities	7.3
Consumer Staples	7.1
Energy	5.6
Communication Services	4.6
Materials	4.3
Real Estate	3.7

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.51%	$1,000.00	$1,068.50	$2.66
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,067.10	$3.96
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$1,068.00	$3.44
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Boeing Co. (The) (a)	97,926	$19,714,462

Air Freight & Logistics—2.8%
United Parcel Service, Inc. - Class B	436,512	93,561,982

Airlines—0.6%
Southwest Airlines Co. (a) (b)	476,366	20,407,519

Auto Components—0.8%
Magna International, Inc. (b)	316,349	25,605,288

Banks—8.8%
Bank of America Corp.	1,454,448	64,708,391
Citigroup, Inc.	108,000	6,522,120
Fifth Third Bancorp (b)	1,327,787	57,825,124
Huntington Bancshares, Inc. (b)	1,891,000	29,159,220
Signature Bank (b)	41,489	13,420,447
Wells Fargo & Co.	2,452,295	117,661,114

		289,296,416

Beverages—0.9%
Coca-Cola Co. (The)	477,300	28,260,933

Biotechnology—1.5%
AbbVie, Inc.	371,412	50,289,185

Capital Markets—4.4%
Charles Schwab Corp. (The)	844,894	71,055,586
Goldman Sachs Group, Inc. (The)	99,773	38,168,161
Morgan Stanley	354,244	34,772,591

		143,996,338

Chemicals—2.4%
CF Industries Holdings, Inc. (b)	513,983	36,379,717
International Flavors & Fragrances, Inc.	283,807	42,755,524

		79,135,241

Commercial Services & Supplies—0.6%
Stericycle, Inc. (a) (b)	355,121	21,179,416

Communications Equipment—1.0%
Cisco Systems, Inc. (b)	517,604	32,800,565

Containers & Packaging—1.9%
International Paper Co.	1,305,750	61,344,135

Diversified Financial Services—1.6%
Equitable Holdings, Inc. (b)	1,656,123	54,304,273

Electric Utilities—4.4%
Entergy Corp.	204,000	22,980,600
NextEra Energy, Inc. (b)	408,382	38,126,543
Southern Co. (The)	1,213,303	83,208,320

		144,315,463

Electrical Equipment—0.6%
Rockwell Automation, Inc. (b)	59,425	20,730,411

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	163,259	26,340,207

Entertainment—1.3%
Walt Disney Co. (The) (a)	266,880	41,337,043

Equity Real Estate Investment Trusts—3.8%
AvalonBay Communities, Inc.	133,533	33,729,101
Welltower, Inc.	276,635	23,726,984
Weyerhaeuser Co. (b)	1,608,751	66,248,366

		123,704,451

Food & Staples Retailing—1.2%
Walmart, Inc.	276,169	39,958,893

Food Products—2.7%
Bunge, Ltd. (b)	213,387	19,921,810
Conagra Brands, Inc.	739,161	25,242,348
Tyson Foods, Inc. - Class A	517,465	45,102,250

		90,266,408

Health Care Equipment & Supplies—5.1%
Becton Dickinson & Co.	228,106	57,364,097
Hologic, Inc. (a)	364,177	27,881,391
Medtronic plc	443,503	45,880,385
Zimmer Biomet Holdings, Inc.	300,011	38,113,398

		169,239,271

Health Care Providers & Services—4.1%
Anthem, Inc.	137,900	63,922,166
Cigna Corp.	177,699	40,805,022
CVS Health Corp.	305,252	31,489,796

		136,216,984

Hotels, Restaurants & Leisure—0.6%
Las Vegas Sands Corp. (a)	486,468	18,310,656

Household Products—1.2%
Kimberly-Clark Corp. (b)	269,213	38,475,922

Industrial Conglomerates—4.1%
General Electric Co.	1,103,166	104,216,092
Siemens AG (ADR)	360,600	31,227,960

		135,444,052

Insurance—7.6%
American International Group, Inc. (b)	1,938,371	110,215,775
Chubb, Ltd.	428,429	82,819,610
Hartford Financial Services Group, Inc. (The)	313,931	21,673,796
Marsh & McLennan Cos., Inc.	198,356	34,478,240

		249,187,421

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.9%
Alphabet, Inc. - Class C (a)	10,300	$29,803,977

IT Services—1.1%
Fiserv, Inc. (a) (b)	357,000	37,053,030

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	45,075	30,075,843

Machinery—1.9%
Cummins, Inc.	123,100	26,853,034
Illinois Tool Works, Inc. (b)	140,695	34,723,526

		61,576,560

Media—2.4%
Comcast Corp. - Class A	826,719	41,608,767
Fox Corp. - Class B	306,940	10,518,834
News Corp. - Class A	1,230,850	27,460,264

		79,587,865

Multi-Utilities—2.5%
Ameren Corp. (b)	363,222	32,330,390
Sempra Energy	386,122	51,076,218

		83,406,608

Multiline Retail—0.5%
Kohl’s Corp. (b)	310,272	15,324,334

Oil, Gas & Consumable Fuels—5.6%
ConocoPhillips	596,917	43,085,469
Exxon Mobil Corp.	602,131	36,844,396
TC Energy Corp. (b)	509,438	23,709,245
TotalEnergies SE (b)	1,639,562	81,092,736

		184,731,846

Pharmaceuticals—4.6%
Elanco Animal Health, Inc. (a) (b)	649,975	18,446,291
Johnson & Johnson	307,457	52,596,669
Merck & Co., Inc.	451,841	34,629,094
Perrigo Co. plc (b)	151,382	5,888,760
Pfizer, Inc.	684,144	40,398,703

		151,959,517

Professional Services—0.4%
Nielsen Holdings plc (b)	572,474	11,741,442

Semiconductors & Semiconductor Equipment—5.7%
Applied Materials, Inc.	287,336	45,215,193
NXP Semiconductors NV	91,618	20,868,748
QUALCOMM, Inc.	419,865	76,780,713
Texas Instruments, Inc.	230,150	43,376,370

		186,241,024

Software—3.5%
Citrix Systems, Inc. (b)	265,000	25,066,350
Microsoft Corp.	264,949	89,107,648

		114,173,998

Specialty Retail—1.6%
TJX Cos., Inc. (The)	703,000	53,371,760

Tobacco—1.1%
Philip Morris International, Inc.	394,036	37,433,420

Total Common Stocks (Cost $2,332,159,780)		3,229,904,159

Convertible Preferred Stocks—0.6%

Electric Utilities—0.4%
Southern Co. (The) 6.750%, 08/01/22 (b)	211,505	11,368,394

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co. 6.000%, 06/01/23 (b)	137,731	7,265,310

Pharmaceuticals—0.0%
Elanco Animal Health, Inc. 5.000%, 02/01/23 (b)	19,833	885,742

Total Convertible Preferred Stocks (Cost $18,480,923)		19,519,446

Short-Term Investment—1.4%

Mutual Funds—1.4%
T. Rowe Price Treasury Reserve Fund (c)	47,144,467	47,144,467

Total Short-Term Investments (Cost $47,144,467)		47,144,467

Securities Lending Reinvestments (d)—5.8%

Certificates of Deposit—0.7%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Cooperatieve Rabobank UA 0.170%, 03/18/22	2,000,000	1,999,860
Credit Suisse (NY) 0.270%, 03/18/22	3,000,000	3,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 0.160%, 03/25/22	3,000,000	$2,999,670
MUFG Bank Ltd.
0.150%, 01/11/22	2,000,000	2,000,030
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	1,000,000	999,320

		21,998,566

Commercial Paper—0.1%
Macquarie Bank Ltd. 0.270%, 03/07/22	3,000,000	2,998,488
UBS AG 0.350%, 06/08/22	1,000,000	998,143

		3,996,631

Repurchase Agreements—3.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,666,680; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,740,010.	3,666,677	3,666,677
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $4,000,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $4,125,364.	4,000,000	4,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $10,200,043.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,501,021; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $10,004,084; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $10,877,062.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,700,021; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,734,028.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $10,200,004.	10,000,000	10,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $12,000,030; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $12,240,021.	12,000,000	12,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $10,000,058; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $10,204,711.	10,000,000	10,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $7,400,101; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $7,551,205.	7,400,000	7,400,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $15,000,238; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $16,663,149.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $3,000,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $3,333,630.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $20,000,283; collateralized by various Common Stock with an aggregate market value of $22,222,782.	20,000,000	20,000,000

		109,266,677

Time Deposit—0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (e)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—1.6%
Allspring Government Money Market Fund, Select Classs 0.030% (f)	25,000,000	$25,000,000
Fidelity Government Portfolio, Class I 0.010% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	25,000,000	25,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	1,000,000	1,000,000

		52,000,000

Total Securities Lending Reinvestments (Cost $191,262,796)		191,261,874

Total Investments—105.9% (Cost $2,589,047,966)		3,487,829,946
Other assets and liabilities (net)—(5.9)%		(195,570,184)

Net Assets—100.0%		$3,292,259,762

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $186,950,557 and the collateral received consisted of cash in the amount of $191,261,279. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,229,904,159	$—	$—	$3,229,904,159
Total Convertible Preferred Stocks*	19,519,446	—	—	19,519,446
Total Short-Term Investment*	—	47,144,467	—	47,144,467
Securities Lending Reinvestments
Certificates of Deposit	—	21,998,566	—	21,998,566
Commercial Paper	—	3,996,631	—	3,996,631
Repurchase Agreements	—	109,266,677	—	109,266,677
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	52,000,000	—	—	52,000,000
Total Securities Lending Reinvestments	52,000,000	139,261,874	—	191,261,874
Total Investments	$3,301,423,605	$186,406,341	$—	$3,487,829,946

Collateral for Securities Loaned (Liability)	$—	$(191,261,279)	$—	$(191,261,279)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$3,440,685,479
Affiliated investments at value (c)	47,144,467
Cash	1,901,094
Receivable for:
Investments sold	2,404,689
Fund shares sold	187,698
Dividends and interest	5,670,229
Dividends on affiliated investments	2,327
Prepaid expenses	9,941

Total Assets	3,498,005,924
Liabilities
Collateral for securities loaned	191,261,279
Payables for:
Affiliated investments purchased	3,298
Investments purchased	642,118
Fund shares redeemed	11,712,993
Accrued Expenses:
Management fees	1,351,042
Distribution and service fees	273,257
Deferred trustees’ fees	189,880
Other expenses	312,295

Total Liabilities	205,746,162

Net Assets	$3,292,259,762

Net Assets Consist of:
Paid in surplus	$2,002,572,892
Distributable earnings (Accumulated losses)	1,289,686,870

Net Assets	$3,292,259,762

Net Assets
Class A	$1,839,396,564
Class B	1,078,562,253
Class E	374,300,945
Capital Shares Outstanding*
Class A	51,707,951
Class B	30,664,347
Class E	10,586,792
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.57
Class B	35.17
Class E	35.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,541,903,499.
(b)	Includes securities loaned at value of $186,950,557.
(c)	Identified cost of affiliated investments was $47,144,467.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$71,936,117
Dividends from affiliated investments	14,013
Securities lending income	365,270

Total investment income	72,315,400
Expenses
Management fees	18,839,603
Administration fees	119,236
Custodian and accounting fees	175,756
Distribution and service fees—Class B	2,606,417
Distribution and service fees—Class E	556,538
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	77,961
Insurance	21,583
Miscellaneous	38,238

Total expenses	22,571,243
Less management fee waiver	(2,651,841)

Net expenses	19,919,402

Net Investment Income	52,395,998

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	353,439,526
Foreign currency transactions	14,310

Net realized gain (loss)	353,453,836

Net change in unrealized appreciation (depreciation) on:
Investments	362,906,558
Foreign currency transactions	2,025

Net change in unrealized appreciation (depreciation)	362,908,583

Net realized and unrealized gain (loss)	716,362,419

Net Increase (Decrease) in Net Assets From Operations	$768,758,417

(a)	Net of foreign withholding taxes of $1,056,975.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$52,395,998	$65,468,695
Net realized gain (loss)	353,453,836	2,595,424
Net change in unrealized appreciation (depreciation)	362,908,583	38,509,517

Increase (decrease) in net assets from operations	768,758,417	106,573,636

From Distributions to Shareholders
Class A	(39,677,794)	(168,355,866)
Class B	(20,601,813)	(83,768,546)
Class E	(7,578,725)	(31,211,350)

Total distributions	(67,858,332)	(283,335,762)

Increase (decrease) in net assets from capital share transactions	(563,235,165)	195,122,063

Total increase (decrease) in net assets	137,664,920	18,359,937

Net Assets
Beginning of period	3,154,594,842	3,136,234,905

End of period	$3,292,259,762	$3,154,594,842

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	278,785	$9,364,420	2,798,087	$66,583,730
Reinvestments	1,182,647	39,677,794	7,307,112	168,355,866
Redemptions	(14,812,338)	(490,457,931)	(3,505,476)	(93,957,989)

Net increase (decrease)	(13,350,906)	$(441,415,717)	6,599,723	$140,981,607

Class B
Sales	2,679,471	$88,367,794	3,112,046	$75,517,304
Reinvestments	620,163	20,601,813	3,669,231	83,768,546
Redemptions	(5,625,338)	(184,237,002)	(4,130,498)	(106,219,487)

Net increase (decrease)	(2,325,704)	$(75,267,395)	2,650,779	$53,066,363

Class E
Sales	721,438	$24,272,999	535,225	$12,966,917
Reinvestments	227,112	7,578,725	1,361,752	31,211,350
Redemptions	(2,363,712)	(78,403,777)	(1,676,044)	(43,104,174)

Net increase (decrease)	(1,415,162)	$(46,552,053)	220,933	$1,074,093

Increase (decrease) derived from capital shares transactions		$(563,235,165)		$195,122,063

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.77	$31.29	$28.64	$35.45	$33.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.56	0.64	0.74	0.71	0.69
Net realized and unrealized gain (loss)	6.96	(0.35)	6.42	(3.50)	4.78

Total income (loss) from investment operations	7.52	0.29	7.16	(2.79)	5.47

Less Distributions
Distributions from net investment income	(0.68)	(0.71)	(0.75)	(0.71)	(0.80)
Distributions from net realized capital gains	(0.04)	(2.10)	(3.76)	(3.31)	(3.03)

Total distributions	(0.72)	(2.81)	(4.51)	(4.02)	(3.83)

Net Asset Value, End of Period	$35.57	$28.77	$31.29	$28.64	$35.45

Total Return (%) (b)	26.30	3.15	26.81	(8.95)	17.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.52	0.52	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	1.68	2.48	2.44	2.12	2.02
Portfolio turnover rate (%)	16	30	19	20	32
Net assets, end of period (in millions)	$1,839.4	$1,871.9	$1,829.4	$1,654.3	$2,224.4

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.47	$30.99	$28.39	$35.16	$33.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.47	0.57	0.66	0.62	0.60
Net realized and unrealized gain (loss)	6.89	(0.35)	6.37	(3.46)	4.74

Total income (loss) from investment operations	7.36	0.22	7.03	(2.84)	5.34

Less Distributions
Distributions from net investment income	(0.62)	(0.64)	(0.67)	(0.62)	(0.72)
Distributions from net realized capital gains	(0.04)	(2.10)	(3.76)	(3.31)	(3.03)

Total distributions	(0.66)	(2.74)	(4.43)	(3.93)	(3.75)

Net Asset Value, End of Period	$35.17	$28.47	$30.99	$28.39	$35.16

Total Return (%) (b)	25.98	2.87	26.52	(9.16)	16.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.77	0.77	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.44	2.23	2.19	1.89	1.77
Portfolio turnover rate (%)	16	30	19	20	32
Net assets, end of period (in millions)	$1,078.6	$939.3	$940.1	$819.3	$1,000.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.61	$31.12	$28.50	$35.28	$33.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.51	0.60	0.69	0.66	0.64
Net realized and unrealized gain (loss)	6.92	(0.35)	6.39	(3.48)	4.75

Total income (loss) from investment operations	7.43	0.25	7.08	(2.82)	5.39

Less Distributions
Distributions from net investment income	(0.64)	(0.66)	(0.70)	(0.65)	(0.75)
Distributions from net realized capital gains	(0.04)	(2.10)	(3.76)	(3.31)	(3.03)

Total distributions	(0.68)	(2.76)	(4.46)	(3.96)	(3.78)

Net Asset Value, End of Period	$35.36	$28.61	$31.12	$28.50	$35.28

Total Return (%) (b)	26.12	3.00	26.62	(9.06)	17.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.67	0.67	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	1.53	2.33	2.29	1.98	1.87
Portfolio turnover rate (%)	16	30	19	20	32
Net assets, end of period (in millions)	$374.3	$343.4	$366.7	$334.5	$427.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2021 through 2017. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $109,266,677, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(180,579,511)	$—	$—	$—	$(180,579,511)
Convertible Preferred Stocks	(10,681,768)	—	—	—	(10,681,768)
Total Borrowings	$(191,261,279)	$—	$—	$—	$(191,261,279)
Gross amount of recognized liabilities for securities lending transactions					$(191,261,279)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$513,119,686	$0	$1,103,581,658

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021, were $18,839,603.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion. When average daily net assets exceed $3 billion to below $4 billion, the advisory fees are reduced at the annual rate of 0.060% on all assets.

An identical agreement was in place for the period July 1, 2020 to April 29, 2021. Amounts waived for the year December 31, 2021 amounted to $1,983,116 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2021 amounted to $668,725 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held December 31, 2021
T. Rowe Price Treasury Reserve Fund	$28,066,461	$399,689,376	$(380,611,370)	$47,144,467	$14,013	47,144,467

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,599,882,617

Gross unrealized appreciation	920,541,262
Gross unrealized (depreciation)	(32,593,928)

Net unrealized appreciation (depreciation)	$887,947,334

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$64,155,551	$75,501,985	$3,702,781	$207,833,777	$67,858,332	$283,335,762

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$77,997,231	$323,929,196	$887,950,324	$—	$1,289,876,751

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Large Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 15.15%, 14.98%, and 14.98%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 12.73%.

MARKET ENVIRONMENT / CONDITIONS

Even though the COVID-19 pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of COVID-19 vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions, the emergence of variants of COVID-19, and the U.S. Federal Reserve’s (the “Fed”) decision to taper its monthly asset purchases starting in November, were among the factors that occasionally weighed on the financial markets.

Domestic bond returns were mixed in 2021, as bond yields rose across the Treasury yield curve, especially in the intermediate-term portion of the curve, amid expectations that the Fed’s tapering of asset purchases, which began in November, will be a prelude to tighter monetary policy sometime in 2022. In the taxable investment-grade universe, Treasury securities performed worst, but Corporate, Mortgage-Backed, and Commercial Mortgage-Backed Securities fell to a lesser extent. Asset-Backed Securities held up best, albeit with slight losses. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the year.

Stocks in developed non-U.S. equity markets rose but significantly lagged U.S. shares. European stock markets were broadly positive in U.S. dollar terms. Austrian shares outperformed by a wide margin. Developed Asian markets were mixed in U.S. dollar terms. New Zealand shares slumped, and Hong Kong stocks also fell slightly. Stocks in emerging markets generally declined as currency weakness versus the U.S. dollar reduced local returns to U.S. investors. Stocks in Taiwan and India performed best, whereas Chinese shares fell significantly amid the government’s regulatory crackdown in certain sectors, as well as concerns about the property market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the Russell Midcap Growth Index, during the reporting period. Broadly speaking, stock selection and sector allocation contributed to relative performance.

The Communication Services sector was the largest relative contributor, due to stock selection and an underweight allocation. The Communication Services sector tends to be a small area of the Portfolio’s investment. During the period, our holdings were concentrated in entertainment and interactive media and services companies. Shares of Liberty Media Formula One Corp., which controls the exclusive commercialization of the immensely popular F1 motorsport races, gained ground over the period as vaccination enabled the return of in-person sporting events. IAC/InterActiveCorp gained ground as well, with the successful divestment of online dating company Match. IAC’s video creation and sharing platform Vimeo became much more visible as a leader in digital video creation before being spun out, while home service platform Angi continued its business model transition.

The Consumer Discretionary sector also boosted relative performance due to strong stock choices. Rivian Automotive is an electric vehicle original equipment manufacturer. Shares spiked upon its recent initial public offering. The company benefits from the powerful secular trend of electrification.

Favorable stock selection in the Materials sector further contributed to relative performance. Shares of Sealed Air Corp., a packaging solutions company specializing in food and product protection, surged on the back of strong earnings and an ability to exceed expectations around managing inflation risk to the business.

Conversely, weak stock selection in the Health Care sector detracted from relative performance. Shares of medical supply company Teleflex have been volatile since the spring, when a resurgence of COVID-19 cases prompted fears that elective and noncritical medical visits and procedures would be cancelled or postponed, curtailing demand for the company’s products. Teleflex’s Urolift device, used in the treatment of benign prostatic hypertrophy, has been a key growth driver for the company given the large total addressable market. A July proposal to cut the medical office reimbursement for Urolift procedures for Medicare and Medicaid patients created an overhang that was somewhat alleviated at the end of October, when it was determined that the reimbursement reduction was less than anticipated.

The Industrials sector also hampered relative performance due to unfavorable stock choices, although an overweight position partially offset the losses. Shares of Clarivate pulled back on factors including a deceleration in subscription growth, concerns regarding the acquisition of ProQuest, and a secondary share offering.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight the benchmark in the Health Care, Materials, Industrials, Financials, Consumer Staples, Consumer Discretionary, and Utilities sectors. The Portfolio was underweight the benchmark in the Information Technology, Real Estate, Energy, and Communication Services sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	15.15	18.19	16.57
Class B	14.98	17.90	16.28
Class E	14.98	18.02	16.40
Russell Midcap Growth Index	12.73	19.83	16.62

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Hologic, Inc.	2.7
Microchip Technology, Inc.	2.6
Catalent, Inc.	2.4
Marvell Technology, Inc.	2.4
Textron, Inc.	2.4
Ball Corp.	2.4
Ingersoll Rand, Inc.	2.2
Rivian Automotive, Inc.	2.1
Teleflex, Inc.	1.9
Agilent Technologies, Inc.	1.9

Top Sectors

% of Net Assets
Health Care	24.3
Information Technology	20.9
Industrials	17.2
Consumer Discretionary	16.1
Financials	6.4
Materials	5.9
Communication Services	3.0
Consumer Staples	2.4
Utilities	0.2
Energy	0.2

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.73%	$1,000.00	$1,047.20	$3.77
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,046.90	$5.06
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class E (a)	Actual	0.88%	$1,000.00	$1,046.80	$4.54
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
BWX Technologies, Inc.	189,500	$9,073,260
Textron, Inc.	531,600	41,039,520

		50,112,780

Airlines—0.8%
Southwest Airlines Co. (a) (b)	320,900	13,747,356

Auto Components—0.3%
Aptiv plc (b)	33,900	5,591,805

Automobiles—2.1%
Rivian Automotive, Inc. † (b) (c)	378,009	35,929,571

Banks—0.4%
Webster Financial Corp. (a)	112,900	6,304,336

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	14,287	7,216,364

Biotechnology—3.8%
Alkermes plc (a) (b)	304,400	7,080,344
Alnylam Pharmaceuticals, Inc. (a) (b)	71,100	12,057,138
Argenx SE (ADR) (b)	28,000	9,805,320
Exact Sciences Corp. (a) (b)	65,000	5,058,950
Exelixis, Inc. (a) (b)	105,500	1,928,540
Incyte Corp. (b)	32,100	2,356,140
Ionis Pharmaceuticals, Inc. (a) (b)	168,000	5,112,240
Kodiak Sciences, Inc. (a) (b)	13,600	1,153,008
Neurocrine Biosciences, Inc. (b)	65,000	5,536,050
Seagen, Inc. (b)	77,000	11,904,200
Ultragenyx Pharmaceutical, Inc. (b)	45,000	3,784,050

		65,775,980

Capital Markets—4.0%
Cboe Global Markets, Inc. (a)	103,100	13,444,240
KKR & Co., Inc.	308,000	22,946,000
MarketAxess Holdings, Inc. (a)	20,600	8,472,162
Raymond James Financial, Inc. (a)	51,000	5,120,400
Tradeweb Markets, Inc. - Class A (a)	195,000	19,527,300

		69,510,102

Chemicals—0.6%
RPM International, Inc. (a)	104,300	10,534,300

Commercial Services & Supplies—0.6%
Waste Connections, Inc.	70,400	9,593,408

Construction Materials—0.6%
Martin Marietta Materials, Inc. (a)	23,538	10,368,960

Consumer Finance—0.3%
SoFi Technologies, Inc. (a) (b)	354,243	5,600,582

Containers & Packaging—4.5%
Ardagh Metal Packaging S.A. (b)	217,892	1,967,565

Containers & Packaging—(Continued)
Avery Dennison Corp.	76,200	16,502,634
Ball Corp.	423,700	40,789,599
Packaging Corp. of America	18,300	2,491,545
Sealed Air Corp. (a)	245,200	16,543,644

		78,294,987

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (a) (b)	50,400	6,344,352
Terminix Global Holdings, Inc. (a) (b)	274,700	12,424,681

		18,769,033

Electric Utilities—0.2%
Eversource Energy (a)	43,000	3,912,140

Electrical Equipment—0.2%
Shoals Technologies Group, Inc. - Class A (a) (b)	103,200	2,507,760

Electronic Equipment, Instruments & Components—4.0%
Amphenol Corp. - Class A	124,500	10,888,770
Cognex Corp. (a)	54,400	4,230,144
Corning, Inc.	345,600	12,866,688
Keysight Technologies, Inc. (b)	124,000	25,607,240
Littelfuse, Inc. (a)	8,700	2,737,716
National Instruments Corp.	278,600	12,166,462

		68,497,020

Entertainment—2.0%
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	196,600	12,432,984
Playtika Holding Corp. (a) (b)	136,600	2,361,814
Spotify Technology S.A. (b)	62,200	14,556,666
Zynga, Inc. - Class A (a) (b)	917,900	5,874,560

		35,226,024

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc. (a)	91,000	17,958,850

Food Products—0.4%
TreeHouse Foods, Inc. (a) (b)	154,500	6,261,885

Health Care Equipment & Supplies—8.4%
Alcon, Inc. (a)	143,600	12,510,432
Cooper Cos., Inc. (The) (a)	57,000	23,879,580
Dentsply Sirona, Inc.	76,800	4,284,672
Hologic, Inc. (b)	602,800	46,150,368
ICU Medical, Inc. (a) (b)	40,800	9,683,472
Ortho Clinical Diagnostics Holdings plc (a) (b)	271,800	5,813,802
Quidel Corp. (a) (b)	78,000	10,529,220
Teleflex, Inc.	98,223	32,264,291

		145,115,837

Health Care Providers & Services—1.3%
Acadia Healthcare Co., Inc. (a) (b)	232,200	14,094,540
Agilon Health, Inc. (a) (b)	58,451	1,578,177
Molina Healthcare, Inc. (b)	23,000	7,315,840

		22,988,557

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—1.3%
Doximity, Inc. - Class A (a) (b)	48,600	$2,436,318
Multiplan Corp. (a) (b)	673,000	2,981,390
Veeva Systems, Inc. - Class A (b)	66,800	17,066,064

		22,483,772

Hotels, Restaurants & Leisure—4.9%
Chipotle Mexican Grill, Inc. (b)	9,500	16,608,375
Domino’s Pizza, Inc. (a)	22,300	12,584,559
DraftKings, Inc. - Class A (a) (b)	112,000	3,076,640
Hilton Worldwide Holdings, Inc. (b)	177,500	27,688,225
MGM Resorts International	298,200	13,383,216
Vail Resorts, Inc.	37,600	12,329,040

		85,670,055

Household Products—0.3%
Reynolds Consumer Products, Inc. (a)	182,100	5,717,940

Industrial Conglomerates—0.8%
Roper Technologies, Inc.	29,500	14,509,870

Insurance—1.5%
Assurant, Inc.	89,600	13,965,056
Axis Capital Holdings, Ltd.	165,100	8,992,997
Kemper Corp. (a)	56,900	3,345,151

		26,303,204

Interactive Media & Services—0.9%
IAC/InterActiveCorp. (a) (b)	57,000	7,450,470
Match Group, Inc. (a) (b)	45,200	5,977,700
Vimeo, Inc. (a) (b)	162,356	2,915,914

		16,344,084

Internet & Direct Marketing Retail—1.2%
Deliveroo plc (b)	975,242	2,755,235
DoorDash, Inc. - Class A (a) (b)	16,100	2,397,290
Etsy, Inc. (a) (b)	52,800	11,560,032
Farfetch, Ltd. - Class A (a) (b)	111,933	3,741,920

		20,454,477

IT Services—1.4%
Broadridge Financial Solutions, Inc. (a)	27,100	4,954,422
FleetCor Technologies, Inc. (b)	77,900	17,437,136
Thoughtworks Holding, Inc. (b)	49,271	1,320,955
Toast, Inc. - Class A (a) (b)	5,924	205,622

		23,918,135

Leisure Products—0.1%
Peloton Interactive, Inc. - Class A (a) (b)	49,822	1,781,635

Life Sciences Tools & Services—6.1%
Agilent Technologies, Inc.	201,600	32,185,440
Avantor, Inc. (b)	654,900	27,597,486
Bruker Corp. (a)	350,700	29,427,237

Life Sciences Tools & Services—(Continued)
West Pharmaceutical Services, Inc. (a)	36,918	17,314,911

		106,525,074

Machinery—5.3%
Colfax Corp. (a) (b)	409,402	18,820,210
Fortive Corp.	210,300	16,043,787
IDEX Corp.	75,800	17,913,056
Ingersoll Rand, Inc.	622,400	38,507,888

		91,284,941

Metals & Mining—0.1%
Kirkland Lake Gold, Ltd.	57,301	2,403,777

Multi-Utilities—0.0%
Ameren Corp.	4,600	409,446

Multiline Retail—2.0%
Dollar General Corp.	91,600	21,602,028
Dollar Tree, Inc. (b)	96,300	13,532,076

		35,134,104

Oil, Gas & Consumable Fuels—0.2%
Venture Global LNG, Inc. - Series B † (b) (c) (d)	78	464,113
Venture Global LNG, Inc. - Series C † (b) (c) (d)	540	3,213,092

		3,677,205

Personal Products—0.2%
Olaplex Holdings, Inc. (a) (b)	89,571	2,609,203

Pharmaceuticals—3.3%
Catalent, Inc. (b)	331,000	42,377,930
Elanco Animal Health, Inc. (a) (b)	281,584	7,991,354
Perrigo Co. plc (a)	191,900	7,464,910

		57,834,194

Professional Services—5.1%
Clarivate plc (a) (b)	758,979	17,851,186
CoStar Group, Inc. (b)	183,083	14,469,050
Equifax, Inc.	57,300	16,776,867
Legalzoom.com, Inc (a) (b)	12,657	203,398
Leidos Holdings, Inc.	50,400	4,480,560
TransUnion	191,500	22,708,070
Upwork, Inc. (a) (b)	65,600	2,240,896
Verisk Analytics, Inc. (a)	38,400	8,783,232

		87,513,259

Real Estate Management & Development—0.1%
eXp World Holdings, Inc. (a)	36,300	1,222,947

Road & Rail—1.7%
J.B. Hunt Transport Services, Inc.	142,100	29,045,240

Semiconductors & Semiconductor Equipment—8.5%
Entegris, Inc.	137,400	19,040,892

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
KLA Corp.	58,100	$24,989,391
Lattice Semiconductor Corp. (a) (b)	50,000	3,853,000
Marvell Technology, Inc.	479,200	41,925,208
Microchip Technology, Inc. (a)	521,300	45,384,378
Skyworks Solutions, Inc.	77,000	11,945,780

		147,138,649

Software—7.0%
Atlassian Corp. plc - Class A (b)	22,600	8,617,154
Bill.com Holdings, Inc. (a) (b)	23,800	5,929,770
Black Knight, Inc. (b)	170,100	14,099,589
CCC Intelligent Solutions Holdings, Inc. (a) (b)	254,461	2,898,311
Ceridian HCM Holding, Inc. (a) (b)	177,300	18,520,758
Citrix Systems, Inc. (a)	95,000	8,986,050
Clear Secure, Inc. - Class A (a) (b)	27,527	863,522
Crowdstrike Holdings, Inc. - Class A (a) (b)	39,500	8,087,625
DocuSign, Inc. (b)	82,800	12,611,268
Fortinet, Inc. (b)	57,600	20,701,440
Hashicorp, Inc. - Class A (a) (b)	2,831	257,734
Ncino, Inc. (a) (b)	39,600	2,172,456
Procore Technologies, Inc. (a) (b)	16,364	1,308,629
PTC, Inc. (a) (b)	79,400	9,619,310
SentinelOne, Inc. - Class A (b)	41,272	2,083,823
Trade Desk, Inc. (The) - Class A (a) (b)	59,100	5,415,924

		122,173,363

Specialty Retail—3.6%
Bath & Body Works, Inc. (a)	79,000	5,513,410
Burlington Stores, Inc. (b)	93,200	27,168,732
Five Below, Inc. (a) (b)	28,700	5,937,743
O’Reilly Automotive, Inc. (b)	20,400	14,407,092
Ross Stores, Inc.	79,200	9,050,976
Warby Parker, Inc. - Class A (a) (b)	13,716	638,617

		62,716,570

Textiles, Apparel & Luxury Goods—0.7%
Deckers Outdoor Corp. (a) (b)	11,400	4,175,934
Lululemon Athletica, Inc. (b)	9,000	3,523,050
ON Holding AG - Class A (a) (b)	16,930	640,123
VF Corp.	54,400	3,983,168

		12,322,275

Total Common Stocks (Cost $945,349,046)		1,669,011,056

Convertible Preferred Stocks—0.5%

Automobiles—0.1%
Sila Nano, Inc. - Series F † (b) (c) (d)	43,934	1,813,279
Nuro, Inc. - Series D † (b) (c) (d)	37,838	788,760

		2,602,039

Commercial Services & Supplies—0.1%
Redwood Materials, Inc. - Series C † (b) (c) (d)	18,350	869,854

Health Care Providers & Services—0.1%
Caris Life Sciences, Inc. - Series D † (b) (c) (d)	156,199	1,265,212

Internet & Direct Marketing Retail—0.1%
Maplebear, Inc. - Series E † (b) (c) (d)	21,660	2,572,125
Maplebear, Inc. - Series I † (b) (c) (d)	3,514	417,288

		2,989,413

Software—0.1%
Databricks Inc. - Series G † (b) (c) (d)	3,374	761,242
Databricks Inc. - Series H † (b) (c) (d)	4,062	916,468

		1,677,710

Total Convertible Preferred Stocks (Cost $9,274,549)		9,404,228

Short-Term Investment—3.2%

Mutual Funds—3.2%
T. Rowe Price Treasury Reserve Fund (e)	56,020,730	56,020,730

Total Short-Term Investments (Cost $56,020,730)		56,020,730

Securities Lending Reinvestments (f)—16.8%

Certificates of Deposit—3.8%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (g)	2,000,000	1,999,960
0.170%, 03/18/22	5,000,000	4,999,650
Credit Industriel et Commercial Zero Coupon, 04/14/22	6,000,000	5,995,920
Credit Suisse (NY) 0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd.
0.140%, 01/10/22	5,000,000	5,000,000
0.150%, 01/11/22	2,000,000	2,000,030
National Australia Bank, Ltd. 0.160%, 03/02/22	3,000,000	2,999,850
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (g)	3,000,000	2,999,877
0.330%, 06/09/22	2,000,000	2,000,320

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	2,200,000	$2,198,504
0.240%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,002
Societe Generale 0.140%, 01/05/22	4,000,000	4,000,024
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	2,000,000	1,999,660
Zero Coupon, 04/19/22	3,000,000	2,997,840

		65,190,799

Commercial Paper—1.0%
Antalis S.A. 0.140%, 01/14/22	7,000,000	6,999,531
Macquarie Bank Ltd. 0.270%, 03/07/22	5,000,000	4,997,480
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114
UBS AG 0.240%, 03/30/22	4,000,000	3,996,140

		17,992,265

Repurchase Agreements—10.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $12,590,311; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $12,842,106.	12,590,300	12,590,300
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $5,000,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $5,156,705.	5,000,000	5,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $20,000,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $20,400,086.	20,000,000	20,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $6,002,450; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $10,004,084; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $10,916,181.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $2,300,029; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $2,346,038.	2,300,000	2,300,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $25,000,063; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $25,500,043.	25,000,000	25,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $15,000,088; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $15,307,066.	15,000,000	15,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $18,300,249; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $18,673,926.	18,300,000	18,300,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $16,600,646; collateralized by various Common Stock with an aggregate market value of $18,447,939.	16,600,000	16,600,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $20,000,317; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $22,217,532.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,500,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,315.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $2,500,122; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $2,778,025.	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $11,000,156; collateralized by various Common Stock with an aggregate market value of $12,222,530.	11,000,000	$11,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,195,207; collateralized by various Common Stock with an aggregate market value of $2,439,086.	2,195,122	2,195,122
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,425,017; collateralized by various Common Stock with an aggregate market value of $1,575,145.	1,425,000	1,425,000

		179,410,422

Time Deposits—0.6%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (g)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 01/03/22	5,000,000	5,000,000

		10,000,000

Mutual Funds—1.1%
AB Government Money Market Portfolio, Institutional Class 0.010% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	3,100,000	3,100,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	10,000,000	10,000,000

		18,100,000

Total Securities Lending Reinvestments (Cost $290,699,076)		290,693,486

Total Investments—116.7% (Cost $1,301,343,401)		2,025,129,500
Other assets and liabilities (net)—(16.7)%		(289,687,252)

Net Assets—100.0%		$1,735,442,248

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $49,011,004, which is 2.8% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $289,327,503 and the collateral received consisted of cash in the amount of $290,685,041 and non-cash collateral with a value of $6,766,403. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 2.8% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Caris Life Sciences, Inc. - Series D	05/11/21	156,199	$1,265,212	$1,265,212
Databricks Inc. - Series G	02/01/21	3,374	598,439	761,242
Databricks Inc. - Series H	08/31/21	4,062	895,478	916,468
Maplebear, Inc. - Series E	11/19/21	21,660	2,604,276	2,572,125
Maplebear, Inc. - Series I	02/26/21	3,514	439,250	417,287
Nuro, Inc. - Series D	10/29/21	37,838	788,761	788,761
Redwood Materials, Inc. - Series C	05/28/21	18,350	869,854	869,854
Rivian Automotive, Inc.	12/23/19-07/10/20	378,009	4,552,858	35,929,571
Sila Nano, Inc. - Series F	01/07/21	43,934	1,813,279	1,813,279
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	464,113
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	3,213,092

				$49,011,004

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$50,112,780	$—	$—	$50,112,780
Airlines	13,747,356	—	—	13,747,356
Auto Components	5,591,805	—	—	5,591,805
Automobiles	—	35,929,571	—	35,929,571
Banks	6,304,336	—	—	6,304,336
Beverages	7,216,364	—	—	7,216,364
Biotechnology	65,775,980	—	—	65,775,980
Capital Markets	69,510,102	—	—	69,510,102
Chemicals	10,534,300	—	—	10,534,300
Commercial Services & Supplies	9,593,408	—	—	9,593,408
Construction Materials	10,368,960	—	—	10,368,960
Consumer Finance	5,600,582	—	—	5,600,582
Containers & Packaging	78,294,987	—	—	78,294,987
Diversified Consumer Services	18,769,033	—	—	18,769,033
Electric Utilities	3,912,140	—	—	3,912,140
Electrical Equipment	2,507,760	—	—	2,507,760
Electronic Equipment, Instruments & Components	68,497,020	—	—	68,497,020
Entertainment	35,226,024	—	—	35,226,024
Food & Staples Retailing	17,958,850	—	—	17,958,850
Food Products	6,261,885	—	—	6,261,885
Health Care Equipment & Supplies	145,115,837	—	—	145,115,837
Health Care Providers & Services	22,988,557	—	—	22,988,557
Health Care Technology	22,483,772	—	—	22,483,772
Hotels, Restaurants & Leisure	85,670,055	—	—	85,670,055
Household Products	5,717,940	—	—	5,717,940
Industrial Conglomerates	14,509,870	—	—	14,509,870
Insurance	26,303,204	—	—	26,303,204
Interactive Media & Services	16,344,084	—	—	16,344,084
Internet & Direct Marketing Retail	17,699,242	2,755,235	—	20,454,477
IT Services	23,918,135	—	—	23,918,135
Leisure Products	1,781,635	—	—	1,781,635

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$106,525,074	$—	$—	$106,525,074
Machinery	91,284,941	—	—	91,284,941
Metals & Mining	2,403,777	—	—	2,403,777
Multi-Utilities	409,446	—	—	409,446
Multiline Retail	35,134,104	—	—	35,134,104
Oil, Gas & Consumable Fuels	—	—	3,677,205	3,677,205
Personal Products	2,609,203	—	—	2,609,203
Pharmaceuticals	57,834,194	—	—	57,834,194
Professional Services	87,513,259	—	—	87,513,259
Real Estate Management & Development	1,222,947	—	—	1,222,947
Road & Rail	29,045,240	—	—	29,045,240
Semiconductors & Semiconductor Equipment	147,138,649	—	—	147,138,649
Software	122,173,363	—	—	122,173,363
Specialty Retail	62,716,570	—	—	62,716,570
Textiles, Apparel & Luxury Goods	12,322,275	—	—	12,322,275
Total Common Stocks	1,626,649,045	38,684,806	3,677,205	1,669,011,056
Total Convertible Preferred Stocks*	—	—	9,404,228	9,404,228
Total Short-Term Investment*	56,020,730	—	—	56,020,730
Securities Lending Reinvestments
Certificates of Deposit	—	65,190,799	—	65,190,799
Commercial Paper	—	17,992,265	—	17,992,265
Repurchase Agreements	—	179,410,422	—	179,410,422
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	18,100,000	—	—	18,100,000
Total Securities Lending Reinvestments	18,100,000	272,593,486	—	290,693,486
Total Investments	$1,700,769,775	$311,278,292	$13,081,433	$2,025,129,500

Collateral for Securities Loaned (Liability)	$—	$(290,685,041)	$—	$(290,685,041)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $15,276,842 and transfers from Level 3 to Level 1 in the amount of $280,041 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfer Out	Balance as of December 31, 2021	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2021
Common Stocks
IT Services	$3,613,718	$—	$—	$(3,613,718)	$—	$—
Oil, Gas & Consumable Fuels	3,439,349	237,856	—	—	3,677,205	237,856
Software	707,805	—	—	(707,805)	—	—
Textiles, Apparel & Luxury Goods	91,107	—	—	(91,107)	—	—
Convertible Preferred Stocks
Automobiles	6,002,783	—	2,602,039	(6,002,783)	2,602,039	—
Commercial Services & Supplies	—	—	869,854	—	869,854	—
Health Care Providers & Services	—	—	1,265,212	—	1,265,212	—
Internet & Direct Marketing Retail	4,774,498	(54,113)	3,043,526	(4,774,498)	2,989,413	(54,113)
Software	178,038	183,793	1,493,917	(178,038)	1,677,710	183,793
Textiles, Apparel & Luxury Goods	188,934	—	—	(188,934)	—	—

	$18,996,232	$367,536	$9,274,548	$(15,556,883)	$13,081,433	$367,536

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

	Fair Value at December 31, 2021		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Oil, Gas & Consumable Fuels	$3,677,205		Discounted Projected Multiple	Forward Enterprise Value/EBITDA	12.5x	12.5x	12.5x	Increase
				Discount Rate	20.00%	20.00%	20.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
			Comparable Company Analysis	Enterprise Value/EBITDA	10.5x	10.5x	10.5x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Convertible Preferred Stocks
Automobiles	1,813,279		Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
	788,760		Market Transaction Method	Precedent Transaction	$20.85	$20.85	$20.85	Increase
Commercial Services & Supplies	869,854		Market Transaction Method	Precedent Transaction	$47.40	$47.40	$47.40	Increase
Health Care Providers & Services	1,265,212		Market Transaction Method	Precedent Transaction	$8.10	$8.10	$8.10	Increase
Internet & Direct Marketing Retail	2,989,413		Market Transaction Method	Precedent Transaction	$118.75	$118.75	$118.75	Increase
Software	1,677,710	(a)	Market Transaction Method	Precedent Transaction	$220.45	$220.45	$220.45	Increase
			Comparable Company Analysis	Enterprise Value/Revenue	38.5x	38.5x	38.5x	Increase
				Discount for Lack of Marketability	12.00%	12.00%	12.00%	Decrease
			Discounted Cash Flow	Weighted Average Cost of Capital	10.00%	12.00%	11.00%	Decrease
				Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase

(a)	For the year ended December 31, 2021, the valuation technique for investments amounting to $761,242 changed to a multi-tiered approach. The investments were previously valued utilizing only the precedent transaction price. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,969,108,770
Affiliated investments at value (c)	56,020,730
Cash	1,373,498
Receivable for:
Investments sold	1,174,411
Fund shares sold	427,271
Dividends	198,889
Dividends on affiliated investments	2,906
Prepaid expenses	4,854

Total Assets	2,028,311,329
Liabilities
Collateral for securities loaned	290,685,041
Payables for:
Affiliated investments purchased	4,262
Investments purchased	73,498
Fund shares redeemed	408,962
Accrued Expenses:
Management fees	1,022,402
Distribution and service fees	250,207
Deferred trustees’ fees	189,880
Other expenses	234,829

Total Liabilities	292,869,081

Net Assets	$1,735,442,248

Net Assets Consist of:
Paid in surplus	$760,242,326
Distributable earnings (Accumulated losses)	975,199,922

Net Assets	$1,735,442,248

Net Assets
Class A	$522,827,680
Class B	1,187,872,984
Class E	24,741,584
Capital Shares Outstanding*
Class A	39,907,642
Class B	104,328,532
Class E	2,048,639
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.10
Class B	11.39
Class E	12.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $289,327,503.
(b)	Identified cost of investments, excluding affiliated investments, was $1,245,322,671.
(c)	Identified cost of affiliated investments was $56,020,730.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$7,948,309
Dividends from affiliated investments	19,551
Securities lending income	266,368

Total investment income	8,234,228
Expenses
Management fees	13,309,393
Administration fees	71,199
Custodian and accounting fees	132,290
Distribution and service fees—Class B	2,960,208
Distribution and service fees—Class E	37,749
Audit and tax services	52,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	70,225
Insurance	12,318
Miscellaneous	18,431

Total expenses	16,755,724
Less management fee waiver	(748,042)

Net expenses	16,007,682

Net Investment Loss	(7,773,454)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	262,853,462
Foreign currency transactions	(36)

Net realized gain (loss)	262,853,426

Net change in unrealized appreciation (depreciation) on:
Investments	(5,051,495)
Foreign currency transactions	(152)

Net change in unrealized appreciation (depreciation)	(5,051,647)

Net realized and unrealized gain (loss)	257,801,779

Net Increase (Decrease) in Net Assets From Operations	$250,028,325

(a)	Net of foreign withholding taxes of $28,558.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(7,773,454)	$(3,187,823)
Net realized gain (loss)	262,853,426	168,277,783
Net change in unrealized appreciation (depreciation)	(5,051,647)	201,909,905

Increase (decrease) in net assets from operations	250,028,325	366,999,865

From Distributions to Shareholders
Class A	(45,207,080)	(59,486,067)
Class B	(117,698,260)	(115,810,123)
Class E	(2,378,152)	(2,330,244)

Total distributions	(165,283,492)	(177,626,434)

Increase (decrease) in net assets from capital share transactions	(172,515,958)	(49,132,826)

Total increase (decrease) in net assets	(87,771,125)	140,240,605

Net Assets
Beginning of period	1,823,213,373	1,682,972,768

End of period	$1,735,442,248	$1,823,213,373

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,300,823	$16,906,708	1,636,665	$16,493,724
Reinvestments	3,714,633	45,207,080	6,145,255	59,486,067
Redemptions	(16,458,155)	(216,953,995)	(9,960,350)	(107,232,318)

Net increase (decrease)	(11,442,699)	$(154,840,207)	(2,178,430)	$(31,252,527)

Class B
Sales	4,308,723	$48,768,512	6,511,396	$58,286,662
Reinvestments	11,114,094	117,698,260	13,529,220	115,810,123
Redemptions	(16,189,549)	(182,910,405)	(20,051,468)	(190,685,491)

Net increase (decrease)	(766,732)	$(16,443,633)	(10,852)	$(16,588,706)

Class E
Sales	118,602	$1,415,341	190,434	$1,893,529
Reinvestments	211,768	2,378,152	258,629	2,330,244
Redemptions	(421,276)	(5,025,611)	(554,567)	(5,515,366)

Net increase (decrease)	(90,906)	$(1,232,118)	(105,504)	$(1,291,593)

Increase (decrease) derived from capital shares transactions		$(172,515,958)		$(49,132,826)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020		2019		2018	2017
Net Asset Value, Beginning of Period	$12.48	$11.24		$10.19		$11.92	$10.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.00	)(b)	0.03		0.03	0.01
Net realized and unrealized gain (loss)	1.84	2.40		3.00		(0.12)	2.51

Total income (loss) from investment operations	1.80	2.40		3.03		(0.09)	2.52

Less Distributions
Distributions from net investment income	0.00	(0.03)		(0.03)		0.00	0.00
Distributions from net realized capital gains	(1.18)	(1.13)		(1.95)		(1.64)	(0.97)

Total distributions	(1.18)	(1.16)		(1.98)		(1.64)	(0.97)

Net Asset Value, End of Period	$13.10	$12.48		$11.24		$10.19	$11.92

Total Return (%) (c)	15.15	24.30		31.42		(2.01)	25.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78		0.78		0.78	0.78
Net ratio of expenses to average net assets (%) (d)	0.73	0.74		0.74		0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	(0.27)	(0.04)		0.27		0.26	0.11
Portfolio turnover rate (%)	15	24		21		24	25
Net assets, end of period (in millions)	$522.8	$640.8		$601.8		$527.7	$670.2

	Class B
	Year Ended December 31,
	2021	2020		2019		2018	2017
Net Asset Value, Beginning of Period	$11.02	$10.06		$9.29		$11.02	$9.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.03)		0.00	(b)	0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	1.61	2.12		2.72		(0.09)	2.33

Total income (loss) from investment operations	1.55	2.09		2.72		(0.09)	2.31

Less Distributions
Distributions from net investment income	0.00	(0.00	)(e)	(0.00	)(e)	0.00	0.00
Distributions from net realized capital gains	(1.18)	(1.13)		(1.95)		(1.64)	(0.97)

Total distributions	(1.18)	(1.13)		(1.95)		(1.64)	(0.97)

Net Asset Value, End of Period	$11.39	$11.02		$10.06		$9.29	$11.02

Total Return (%) (c)	14.87 (f)	24.03	(f)	31.07		(2.19)	24.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03		1.03		1.03	1.03
Net ratio of expenses to average net assets (%) (d)	0.98	0.99		0.99		0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.29)		0.02		0.01	(0.14)
Portfolio turnover rate (%)	15	24		21		24	25
Net assets, end of period (in millions)	$1,187.9	$1,157.6		$1,057.5		$920.9	$1,089.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.61	$10.54	$9.65	$11.38	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.02)	0.01	0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	1.70	2.23	2.84	(0.10)	2.39

Total income (loss) from investment operations	1.65	2.21	2.85	(0.09)	2.39

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.01)	0.00	0.00
Distributions from net realized capital gains	(1.18)	(1.13)	(1.95)	(1.64)	(0.97)

Total distributions	(1.18)	(1.14)	(1.96)	(1.64)	(0.97)

Net Asset Value, End of Period	$12.08	$11.61	$10.54	$9.65	$11.38

Total Return (%) (c)	14.98	24.09	31.30	(2.11)	24.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d)	0.88	0.89	0.89	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.42)	(0.19)	0.12	0.11	(0.04)
Portfolio turnover rate (%)	15	24	21	24	25
Net assets, end of period (in millions)	$24.7	$24.8	$23.7	$20.2	$24.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Distributions from net investment income were less than $0.01.
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $179,410,422, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$249,674,766	$0	$608,375,059

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $512,645 in purchases and $218,686 in sales of investments, which are included above, and resulted in net realized gains of $60,045.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $13,309,393.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held at December 31, 2021
T. Rowe Price Treasury Reserve Fund	$41,016,658	$183,555,915	$(168,551,843)	$56,020,730	$19,551	56,020,730

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,304,686,062

Gross unrealized appreciation	770,324,735
Gross unrealized (depreciation)	(49,881,296)

Net unrealized appreciation (depreciation)	$720,443,439

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$6,863,467	$7,240,584	$158,420,025	$170,385,850	$165,283,492	$177,626,434

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$4,485,707	$250,460,813	$720,443,287	$—	$975,389,807

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-27

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-28

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed By TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -1.19% and -1.34%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

For everything that went on in between, in many ways, the year finished much like it started; inflation as a headline risk, proving more lasting than expected, while COVID-19 once again dominated investor sentiment, this time with the Omicron variant. The persistence of inflation beyond a transitory post-COVID-19 vaccine surge was highlighted by a year-on-year 6.8% advance by the consumer price index (“CPI”) in November, its largest such increase in nearly 30 years. Against this backdrop, the U.S. Federal Reserve (the “Fed”) and elected officials were in rare accord over an aim to curb inflation. For its part, the Fed responded in December with an accelerated pace to its tapering of the U.S. Treasury and Agency Mortgage-Backed Securities (“MBS”) purchases, with expectations to segue hiking the funds rate from the zero bound. As of December 31, 2021, Fed funds futures signaled three hikes in 2022, to be followed by three in 2023, according to Bloomberg World Interest Rate Probabilities, a far cry from the March 2021 Federal Open Market Committee (“FOMC”) meeting, when the median dot reflected no rate hikes through the end of 2023. Markets were rather sanguine about Fed Chair Jerome Powell and the FOMC’s handle on the course of monetary policy, perhaps overly optimistic in our view, as the last decade has been marked by seemingly unavoidable detours on the Fed’s road to a would-be terminal rate. This view was further motivated by the waning impact of (and lessened appetite for new) fiscal stimulus that might exacerbate inflationary leanings much beyond the short-intermediate term Meanwhile, from a macroeconomic perspective, the traditional set of indicators used to evaluate the health of the economy all pointed in different directions throughout the year, in our opinion. Robust gross domestic product (“GDP”) growth and strong corporate earnings suggested the economy was in early cycle form, while high inflation, a flat yield curve, record equity market valuations, and tight credit spreads were all indicative of later cycle conditions. The labor market was similarly confounding, while unemployment levels dropped dramatically from lockdown highs and workers seemed to be commanding some long-dormant pricing power, the participation rate remained lackluster, suggesting there were still millions of people who could be working but were not.

Equities proved ebullient despite much consistently good news, with the S&P 500 Index defying even the most confident early-year projections and rising to its 70th record close for the year, as 2021 came to an end. The S&P 500 Index soared over 28% for the year, a doubling since the pandemic low of March 2020. Fixed income markets, by contrast, were held back by rate volatility. Over the full year, a nearly 60 basis points (“bps”) move higher for the 10-Year U.S. Treasury yield challenged fixed income total returns, and the Bloomberg U.S. Aggregate Bond Index delivered a 1.5% loss, with Treasuries leading the decline by falling 2.3%, its first full-year loss since 2013, while Credit and MBS fell by approximately 1%. Nevertheless, yield premiums declined over the year, and most sectors beat Treasuries on a duration-adjusted basis. The risk factors that led to rate volatility, such as the prospect of monetary tightening and increased inflation, did little to deter inflows and rattle corporate spreads against a relatively stable year of muted volatility (for example, range-bound yield spreads in Investment Grade and High Yield). Sectors linked to economic re-opening led in 2021, led by airlines, lodging, and energy. Lower quality credits were also outperformers on seemingly little stress, with the speculative universe posting a 5.3% return for the year and a default rate under 0.5%, the slowest calendar year pace since 2007. Among Securitized issues, returns were mixed, though legacy Non-Agency MBS led on strong housing price appreciation and continued borrower profile improvements while also benefitting from their floating rate structures. Conversely, Agency MBS was victim not only to higher rates but also to concerns over accelerated Fed tapering, though To-Be-Announced (“TBA”) still profited from the Fed’s ongoing buys, especially lower coupons. The sector slipped 1.0% for the year and lagged duration-matched Treasuries. Meanwhile, Commercial Mortgage-Backed Securities (“CMBS”) fell 1.2% in 2021, though non-agency issues outran agency-backed issues during the year. Similarly, Asset-Backed Securities (“ABS”) were down 0.3% for the year, though managed positive excess returns for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio fell 1.19% for the one-year period ending December 31, 2021, but outpaced the Bloomberg U.S. Aggregate Bond Index by 35 bps. Portfolio performance was boosted by the shorter-than-Index duration profile held throughout the year, which benefited from the rise in rates. In addition, despite a drag from sector allocation mainly due to the underweight to Investment Grade (“IG”) Corporates, issue selection in the sector was another main driver of alpha, particularly among names selected in the healthcare, wirelines, and midstream industries, given their outperformance versus IG Corporates for the year. In Securitized, an overweight to Agency MBS weighed on relative returns, as the sector came under pressure from the commencement of Fed tapering of asset purchases with a bias for low coupons an additional drag, as premium coupons outperformed in an environment of higher rates, though a bias for TBAs was beneficial, as the Fed’s presence remained significant. Another positive impact on relative performance was delivered by legacy Non-Agency MBS, a result of favorable fundamentals that included lower loan-to-value (“LTV”) ratios. The catalyst of this was a very strong housing backdrop that encompassed double-digit home price appreciation, chiefly due to robust demand and a dearth in housing supply. Finally, modestly adding to Portfolio performance was the ABS exposure, driven by collateralized loan obligations and government-guaranteed student loans, both of which are floating rate.

With markets optimistically pricing in a seamless transition from the end of taper to the start of a hiking regime a month later, duration

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed By TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

positioning for the Portfolio remained short relative to the benchmark (particularly among 10 to 30-year maturities), owing to expectations for inflationary pressures to persist into 2022 and consequent reactions in rates. On the credit side, we believe the biggest obstacle to performance is valuations. As such, the team has spent the last several months de-risking the Portfolio, reducing exposure (especially tight cyclical exposure) and maintaining liquidity in order to be prepared for the next bout of volatility. Emerging market debt remained a small position in the Portfolio at the end of the year, as potentially rising rates and risks of slowing global growth make relative value unattractive in most cases, in our view. Within Securitized, the Portfolio continued to prefer current coupon Agency MBS TBAs due to better yield carry versus specified pools as the Fed’s buying, albeit declining, and sponsorship from money center banks remained supportive. Legacy Non-Agency MBS remained attractive from a collateral perspective, with the added benefit of having largely floating-rate coupons. In CMBS, though holdings at period end continued to focus on top-of the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities began to present in AA- and A-rated collateral with good LTV ratios, i.e., protection and good spread compensation. A similar strategy applied to Collateralized Loan Obligations with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure included government-guaranteed Federal Family Education Loan Program (FFELP) student loans.

Tad Rivelle^

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Tad Rivelle relinquished his portfolio management duties for the Portfolio effective December 31, 2021.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	-1.19	3.99	3.25
Class B	-1.34	3.73	3.04
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.96

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	72.1
Corporate Bonds & Notes	24.0
Asset-Backed Securities	8.3
Mortgage-Backed Securities	5.5
Municipals	0.5

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.44%	$1,000.00	$999.00	$2.22
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$998.10	$3.48
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—72.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.8%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	629,620	$661,580
Fannie Mae 20 Yr. Pool
2.000%, 08/01/40	2,683,113	2,722,805
2.000%, 10/01/40	6,746,773	6,846,747
2.000%, 11/01/40	3,960,951	4,000,116
2.000%, 07/01/41	4,250,027	4,318,473
Fannie Mae 30 Yr. Pool
3.000%, 07/01/45	9,035,068	9,571,636
3.000%, 09/01/49	4,903,905	5,146,318
3.500%, 01/01/48	3,343,306	3,547,336
3.500%, 02/01/48	1,825,538	1,936,165
4.000%, 06/01/47	973,809	1,042,915
4.500%, 02/01/46	1,714,959	1,869,476
4.500%, 05/01/48	5,026,912	5,397,115
4.500%, 08/01/48	913,294	980,588
Fannie Mae Pool
2.455%, 04/01/40	2,790,000	2,909,540
3.000%, 10/01/49	1,295,662	1,311,883
3.500%, 01/01/44	2,986,283	3,208,880
4.000%, 08/01/42	448,019	489,593
Fannie Mae REMICS (CMO)
3.000%, 06/25/48	2,200,719	2,261,944
3.500%, 01/25/47	3,654,216	3,746,431
3.500%, 06/25/47	1,742,265	1,789,752
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/31	963,290	1,013,422
3.000%, 06/01/33	270,510	284,486
3.500%, 11/01/33	1,351,120	1,422,362
3.500%, 01/01/34	2,408,074	2,561,804
Freddie Mac 30 Yr. Gold Pool
3.000%, 09/01/46	1,115,328	1,171,311
3.000%, 10/01/46	2,992,338	3,149,379
3.000%, 11/01/46	4,623,950	4,865,797
3.000%, 01/01/47	5,646,353	5,918,393
3.500%, 01/01/44	2,182,433	2,357,127
3.500%, 04/01/45	3,473,415	3,763,809
3.500%, 11/01/45	361,231	385,969
3.500%, 06/01/46	1,334,341	1,414,860
3.500%, 08/01/46	1,519,855	1,633,908
3.500%, 04/01/47	7,753,156	8,344,155
3.500%, 12/01/47	12,318,957	13,194,618
3.500%, 01/01/48	14,163,426	15,331,212
3.500%, 03/01/48	10,180,270	10,955,966
4.000%, 01/01/45	2,397,270	2,632,979
4.000%, 12/01/45	5,471,584	6,021,956
4.000%, 03/01/48	467,457	511,407
4.000%, 06/01/48	32,171	34,939
4.000%, 11/01/48	755,475	824,522
4.500%, 10/01/48	1,842,264	1,979,510
5.000%, 06/01/48	572,498	626,319
5.000%, 08/01/48	94,105	103,160
5.000%, 10/01/48	1,080,212	1,181,887
Freddie Mac 30 Yr. Pool 3.000%, 01/01/50	6,430,813	6,762,221

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
3.750%, 04/25/33	5,465,000	6,335,003
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	924,830	951,480
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (a)	15,750,000	15,863,279
2.500%, TBA (a)	28,075,000	28,716,847
3.000%, 10/20/46	1,004,379	1,048,431
3.000%, 12/20/46	3,139,363	3,277,161
3.000%, 04/20/47	639,968	667,912
3.000%, 11/20/47	1,146,553	1,196,739
3.500%, 04/20/46	2,294,437	2,424,181
3.500%, 05/20/46	1,022,664	1,076,623
3.500%, 06/20/46	227,976	240,115
3.500%, 11/20/46	3,442,254	3,620,557
3.500%, 01/20/47	587,620	618,277
3.500%, 09/20/47	1,133,503	1,193,929
3.500%, 11/20/47	2,281,757	2,399,363
4.000%, 11/20/47	1,201,761	1,280,706
4.000%, 12/20/47	1,073,866	1,144,393
4.000%, 03/20/48	795,144	845,242
4.000%, 10/20/48	1,545,595	1,634,899
4.500%, 02/20/47	2,160,890	2,335,647
4.500%, 06/20/47	3,400,276	3,651,749
5.000%, 06/20/47	1,872,118	2,030,385
5.000%, 09/20/47	987,477	1,067,964
Ginnie Mae II Pool
3.000%, 10/20/49	1,231,673	1,252,424
3.500%, 07/20/49	189,725	193,021
Government National Mortgage Association (CMO) 3.500%, 09/20/48	1,750,745	1,855,854
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (a)	15,350,000	15,364,094
2.000%, TBA (a)	25,050,000	25,606,292
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (a)	153,000,000	152,187,926
2.500%, TBA (a)	149,350,000	151,993,516
3.000%, TBA (a)	11,900,000	12,309,834

		606,590,614

Federal Agencies—1.0%
Federal Home Loan Banks 1.040%, 06/14/24	20,515,000	20,520,494

U.S. Treasury—41.3%
U.S. Treasury Bonds
1.750%, 08/15/41	2,550,000	2,472,305
1.875%, 11/15/51 (b)	111,100,000	110,214,672
2.000%, 11/15/41	3,575,000	3,615,777
2.250%, 05/15/41	23,395,000	24,572,061
U.S. Treasury Inflation Indexed Bond 0.125%, 02/15/51 (c)	4,715,680	5,581,043
U.S. Treasury Notes
0.250%, 09/30/23 (b)	10,053,000	9,982,315
0.375%, 10/31/23 (b)	99,295,000	98,709,314

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.500%, 11/30/23 (b)	171,570,000	$170,913,209
0.750%, 12/31/23	52,525,000	52,535,259
0.875%, 09/30/26	11,928,000	11,715,067
1.125%, 10/31/26 (b)	85,380,000	84,813,024
1.250%, 11/30/26	131,640,000	131,557,725
1.250%, 12/31/26	79,605,000	79,517,932
1.375%, 11/15/31 (b)	54,295,000	53,607,829

		839,807,532

Total U.S. Treasury & Government Agencies (Cost $1,461,046,073)		1,466,918,640

Corporate Bonds & Notes—24.0%

Aerospace/Defense—0.2%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,500,000	1,607,715
Boeing Co. (The) 1.433%, 02/04/24	3,500,000	3,494,655

		5,102,370

Agriculture—0.6%
BAT Capital Corp.
4.390%, 08/15/37	830,000	874,528
4.540%, 08/15/47 (b)	5,585,000	5,840,917
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	2,800,000	2,893,236
Reynolds American, Inc.
5.700%, 08/15/35	1,170,000	1,386,368
5.850%, 08/15/45 (b)	1,805,000	2,193,150

		13,188,199

Airlines—0.1%
American Airlines Pass-Through Trust 4.000%, 07/15/25	925,683	893,647
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	1,079,130	1,105,222

		1,998,869

Auto Manufacturers—0.5%
Ford Motor Credit Co. LLC
3.219%, 01/09/22	1,889,000	1,889,000
3.339%, 03/28/22 (b)	2,155,000	2,158,771
General Motors Co. 4.875%, 10/02/23	3,330,000	3,537,432
General Motors Financial Co., Inc.
3.150%, 06/30/22	1,290,000	1,304,518
3.450%, 04/10/22	405,000	406,239

		9,295,960

Banks—7.1%
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (d)	9,885,000	9,815,590
1.734%, SOFR + 0.960%, 07/22/27 (b) (d)	1,591,000	1,579,413
2.087%, SOFR + 1.060%, 06/14/29 (b) (d)	3,640,000	3,614,415

Banks—(Continued)
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	6,139,000	6,265,890
3.970%, 3M LIBOR + 1.070%, 03/05/29 (d)	990,000	1,083,284
Citigroup, Inc.
1.281%, SOFR + 0.528%, 11/03/25 (b) (d)	1,695,000	1,690,442
1.462%, SOFR + 0.770%, 06/09/27 (b) (d)	5,180,000	5,091,635
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (d)	1,310,000	1,265,672
2.193%, SOFR + 2.044%, 06/05/26 (144A) (d)	5,220,000	5,249,175
2.593%, SOFR + 1.560%, 09/11/25 (144A) (d)	490,000	500,365
3.091%, SOFR + 1.730%, 05/14/32 (144A) (b) (d)	2,690,000	2,737,214
4.282%, 01/09/28 (144A)	340,000	369,072
DNB Bank ASA 1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (d)	3,140,000	3,063,959
Goldman Sachs Group, Inc. (The)
0.925%, SOFR + 0.486%, 10/21/24 (b) (d)	2,060,000	2,051,139
1.093%, SOFR + 0.789%, 12/09/26 (d)	1,025,000	998,819
1.217%, 12/06/23 (b)	5,155,000	5,168,167
1.431%, SOFR + 0.798%, 03/09/27 (d)	5,605,000	5,490,795
1.542%, SOFR + 0.818%, 09/10/27 (b) (d)	1,970,000	1,930,085
1.948%, SOFR + 0.913%, 10/21/27 (d)	3,925,000	3,907,731
3.200%, 02/23/23 (b)	875,000	897,379
HSBC Holdings plc
1.589%, SOFR + 1.290%, 05/24/27 (d)	2,255,000	2,205,241
2.013%, SOFR + 1.732%, 09/22/28 (b) (d)	5,400,000	5,286,033
2.206%, SOFR + 1.285%, 08/17/29 (d)	2,880,000	2,824,189
2.251%, SOFR + 1.100%, 11/22/27 (b) (d)	675,000	676,406
2.633%, SOFR + 1.402%, 11/07/25 (d)	1,835,000	1,882,135
JPMorgan Chase & Co.
0.697%, SOFR + 0.580%, 03/16/24 (d)	3,935,000	3,925,387
0.969%, SOFR + 0.580%, 06/23/25 (b) (d)	3,930,000	3,891,745
1.578%, SOFR + 0.885%, 04/22/27 (d)	5,370,000	5,306,708
2.005%, SOFR + 1.585%, 03/13/26 (d)	1,700,000	1,720,048
2.083%, SOFR + 1.850%, 04/22/26 (d)	450,000	456,736
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (d)	1,200,000	1,181,346
2.858%, 3M LIBOR + 1.249%, 03/17/23 (d)	2,330,000	2,339,024
2.907%, 3M LIBOR + 0.810%, 11/07/23 (d)	2,010,000	2,042,391
3.870%, 1Y H15 + 3.500%, 07/09/25 (d)	2,515,000	2,656,790
Macquarie Group, Ltd.
2.691%, SOFR + 1.440%, 06/23/32 (144A) (d)	1,165,000	1,161,904
2.871%, SOFR + 1.532%, 01/14/33 (144A) (d)	3,995,000	3,982,914
Morgan Stanley
1.164%, SOFR + 0.560%, 10/21/25 (b) (d)	5,365,000	5,322,623
1.593%, SOFR + 0.879%, 05/04/27 (d)	2,740,000	2,712,989
3.875%, 01/27/26	2,010,000	2,173,475
NatWest Group plc 4.269%, 3M LIBOR + 1.762%, 03/22/25 (d)	3,830,000	4,053,089
Santander UK Group Holdings plc
1.089%, SOFR + 0.787%, 03/15/25 (d)	3,445,000	3,413,474
1.532%, 1Y H15 + 1.250%, 08/21/26 (d)	330,000	324,605
1.673%, SOFR + 0.989%, 06/14/27 (b) (d)	1,250,000	1,223,834
3.571%, 01/10/23 (b)	1,200,000	1,200,508
Santander UK plc 5.000%, 11/07/23 (144A)	3,950,000	4,200,786

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS AG 0.700%, 08/09/24 (144A) (b)	3,150,000	$3,113,414
Wells Fargo & Co.
2.164%, 3M LIBOR + 0.750%, 02/11/26 (d)	5,625,000	5,708,945
2.393%, SOFR + 2.100%, 06/02/28 (b) (d)	6,130,000	6,230,097

		143,987,077

Beverages—0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36 (b)	1,500,000	1,810,215
4.900%, 02/01/46	2,374,000	3,000,581
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/48	1,200,000	1,467,407
Bacardi, Ltd.
4.450%, 05/15/25 (144A)	405,000	438,885
5.300%, 05/15/48 (144A)	1,980,000	2,582,908

		9,299,996

Chemicals—0.2%
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A)	4,273,000	4,189,951
5.000%, 09/26/48	460,000	591,266

		4,781,217

Commercial Services—0.3%
IHS Markit, Ltd.
4.750%, 02/15/25 (144A)	2,445,000	2,661,994
4.750%, 08/01/28	1,500,000	1,738,125
5.000%, 11/01/22 (144A)	1,535,000	1,578,748

		5,978,867

Diversified Financial Services—1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	1,685,000	1,720,445
3.300%, 01/30/32	2,615,000	2,664,088
3.500%, 01/15/25	1,765,000	1,842,439
3.875%, 01/23/28	475,000	503,666
Air Lease Corp. 2.300%, 02/01/25 (b)	4,715,000	4,779,780
Avolon Holdings Funding, Ltd.
2.528%, 11/18/27 (144A)	1,274,000	1,237,578
2.875%, 02/15/25 (144A)	1,995,000	2,037,911
3.950%, 07/01/24 (144A)	560,000	586,767
GE Capital International Funding Co. 4.418%, 11/15/35	3,179,000	3,793,692
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	2,330,000	2,404,559
5.500%, 02/15/24 (144A)	390,000	418,207
Raymond James Financial, Inc. 4.950%, 07/15/46 (b)	995,000	1,266,343

		23,255,475

Electric—1.7%
Appalachian Power Co.
3.300%, 06/01/27	760,000	810,711
4.450%, 06/01/45	1,440,000	1,680,043
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,300,000	1,531,643
Duke Energy Corp. 2.550%, 06/15/31 (b)	680,000	680,804
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	1,167,560
4.100%, 03/15/43	2,325,000	2,686,148
El Paso Electric Co. 3.300%, 12/15/22	825,000	835,316
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	2,679,964
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A) (b)	3,430,000	3,646,643
Florida Power & Light Co.
3.990%, 03/01/49	2,000,000	2,438,707
International Transmission Co. 4.625%, 08/15/43	2,750,000	3,403,577
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,153,900
PacifiCorp 3.350%, 07/01/25	2,000,000	2,108,889
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	596,163
4.150%, 04/15/25 (144A)	2,800,000	2,980,923
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,297,078
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	3,322,868

		35,020,937

Food—0.4%
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.000%, 05/15/32 (144A)	2,285,000	2,285,000
Kraft Heinz Foods Co.
4.875%, 10/01/49 (b)	1,645,000	2,066,025
5.000%, 07/15/35	721,000	882,029
5.200%, 07/15/45	1,915,000	2,434,871

		7,667,925

Gas—0.3%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	4,246,069
Spire, Inc. 4.700%, 08/15/44 (b)	1,000,000	1,169,760

		5,415,829

Healthcare-Services—1.6%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	2,049,221
Anthem, Inc. 3.650%, 12/01/27 (b)	2,235,000	2,451,927

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Centene Corp. 3.000%, 10/15/30 (b)	4,362,000	$4,434,017
CommonSpirit Health
2.782%, 10/01/30	870,000	890,464
3.347%, 10/01/29	1,050,000	1,116,549
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A) (b)	2,050,000	2,027,929
HCA, Inc.
2.375%, 07/15/31 (b)	465,000	457,772
4.125%, 06/15/29	2,493,000	2,743,238
5.000%, 03/15/24	1,000,000	1,075,278
5.250%, 04/15/25	1,000,000	1,106,204
5.250%, 06/15/26 (b)	1,505,000	1,692,484
5.250%, 06/15/49 (b)	3,200,000	4,109,824
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,972,639
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	2,441,624

		31,569,170

Insurance—0.6%
Athene Global Funding 1.985%, 08/19/28 (144A)	5,100,000	4,955,643
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (d)	3,530,000	4,255,851
Farmers Insurance Exchange 4.747%, 3M LIBOR + 3.231%, 11/01/57 (144A) (d)	90,000	102,566
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (d)	3,500,000	3,637,262

		12,951,322

Internet—0.1%
Tencent Holdings, Ltd.
3.680%, 04/22/41 (144A)	920,000	954,834
3.840%, 04/22/51 (144A)	910,000	955,542

		1,910,376

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.375%, 05/01/47 (b)	4,700,000	5,609,947
Time Warner Cable LLC 5.500%, 09/01/41	2,065,000	2,503,629
ViacomCBS, Inc. 4.200%, 05/19/32 (b)	1,780,000	2,007,780
Walt Disney Co. (The) 3.600%, 01/13/51 (b)	1,275,000	1,441,855

		11,563,211

Oil & Gas—0.6%
Exxon Mobil Corp.
3.452%, 04/15/51 (b)	1,773,000	1,920,634
4.327%, 03/19/50	1,102,000	1,353,092

Oil & Gas—(Continued)
Hess Corp. 5.600%, 02/15/41 (b)	1,200,000	1,481,474
Occidental Petroleum Corp. 4.500%, 07/15/44 (b)	620,000	638,603
Petroleos Mexicanos
6.750%, 09/21/47	3,228,000	2,864,850
6.950%, 01/28/60	355,000	316,838
7.690%, 01/23/50	2,110,000	2,036,150
Shell International Finance B.V. 4.550%, 08/12/43	1,560,000	1,945,272

		12,556,913

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.625%, 04/28/26	2,625,000	2,796,305
Berry Global, Inc. 1.570%, 01/15/26	4,810,000	4,706,681

		7,502,986

Pharmaceuticals—1.4%
AbbVie, Inc.
4.400%, 11/06/42	2,600,000	3,102,339
4.450%, 05/14/46	1,384,000	1,673,713
4.500%, 05/14/35	599,000	716,537
4.550%, 03/15/35	775,000	931,852
Bayer U.S. Finance LLC
4.250%, 12/15/25 (144A)	1,195,000	1,292,498
4.375%, 12/15/28 (144A)	3,900,000	4,356,064
4.400%, 07/15/44 (144A)	1,205,000	1,380,314
4.625%, 06/25/38 (144A)	1,250,000	1,459,576
4.875%, 06/25/48 (144A) (b)	1,965,000	2,414,990
Cigna Corp.
3.400%, 03/15/51 (b)	739,000	772,714
3.875%, 10/15/47	3,350,000	3,740,331
CVS Health Corp.
5.050%, 03/25/48 (b)	4,885,000	6,386,834
5.125%, 07/20/45	100,000	129,987

		28,357,749

Pipelines—1.0%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	850,000	967,290
Energy Transfer L.P.
5.000%, 05/15/50 (b)	3,830,000	4,407,173
5.150%, 03/15/45 (b)	2,352,000	2,657,931
5.400%, 10/01/47	1,200,000	1,408,156
Kinder Morgan, Inc. 5.550%, 06/01/45	1,275,000	1,612,011
Plains All American Pipeline L.P. / PAA Finance Corp.
3.800%, 09/15/30 (b)	840,000	877,164
4.500%, 12/15/26	745,000	817,861
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (b)	3,000,000	3,194,340
Ruby Pipeline LLC 8.000%, 04/01/22 (144A) (b)	2,262,727	2,114,414

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	$3,310,512

		21,366,852

Real Estate Investment Trusts—1.1%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23	1,500,000	1,540,586
4.125%, 07/01/24 (b)	2,750,000	2,937,010
CyrusOne LP / CyrusOne Finance Corp.
2.150%, 11/01/30 (b)	1,955,000	1,934,609
3.450%, 11/15/29 (b)	1,350,000	1,464,224
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	385,000	398,657
4.000%, 01/15/30	365,000	386,187
5.250%, 06/01/25	1,000,000	1,095,252
5.300%, 01/15/29	265,000	300,828
5.375%, 04/15/26 (b)	3,160,000	3,518,881
5.750%, 06/01/28	2,000,000	2,309,280
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	2,009,336
SL Green Operating Partnership L.P. 3.250%, 10/15/22	2,038,000	2,071,194
Ventas Realty L.P. 3.250%, 10/15/26 (b)	2,500,000	2,647,344

		22,613,388

Retail—0.1%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A) (b)	2,750,000	2,946,132

Savings & Loans—0.2%
Nationwide Building Society
3.622%, 3M LIBOR + 1.181%, 04/26/23 (144A) (d)	1,425,000	1,436,592
3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (d)	2,820,000	2,904,592

		4,341,184

Semiconductors—0.2%
Broadcom, Inc.
3.469%, 04/15/34 (144A)	916,000	958,749
4.300%, 11/15/32	905,000	1,017,017
Intel Corp. 3.050%, 08/12/51 (b)	2,157,000	2,206,376

		4,182,142

Software—0.3%
Oracle Corp.
3.600%, 04/01/50	2,750,000	2,692,632
3.950%, 03/25/51 (b)	2,710,000	2,813,271

		5,505,903

Telecommunications—2.8%
AT&T, Inc.
2.550%, 12/01/33 (b)	6,050,000	5,917,155
3.800%, 12/01/57	5,084,000	5,292,758

Telecommunications—(Continued)
AT&T, Inc.
4.300%, 12/15/42 (b)	2,701,000	3,049,415
4.750%, 05/15/46 (b)	1,590,000	1,920,140
4.850%, 03/01/39	1,368,000	1,635,137
5.250%, 03/01/37	2,485,000	3,073,729
Level 3 Financing, Inc.
3.400%, 03/01/27 (144A)	575,000	593,659
3.875%, 11/15/29 (144A) (b)	4,590,000	4,670,325
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
4.738%, 03/20/25 (144A)	6,890,000	7,208,318
5.152%, 03/20/28 (144A)	1,650,000	1,819,042
T-Mobile USA, Inc.
2.550%, 02/15/31	1,400,000	1,392,964
3.750%, 04/15/27	2,145,000	2,322,821
3.875%, 04/15/30	4,498,000	4,919,703
4.375%, 04/15/40	2,335,000	2,669,337
Verizon Communications, Inc.
2.355%, 03/15/32 (144A) (b)	4,195,000	4,133,409
2.550%, 03/21/31 (b)	1,105,000	1,114,849
Vodafone Group plc
4.875%, 06/19/49 (b)	2,620,000	3,304,003
5.250%, 05/30/48 (b)	1,070,000	1,393,670

		56,430,434

Total Corporate Bonds & Notes (Cost $470,707,092)		488,790,483

Asset-Backed Securities—8.3%

Asset-Backed - Home Equity—0.9%
Asset-Backed Funding Certificates Trust 0.382%, 1M LIBOR + 0.280%, 09/25/36 (d)	1,377,304	1,371,341
JPMorgan Mortgage Acquisition Corp. 0.807%, 1M LIBOR + 0.705%, 06/25/35 (d)	321,652	321,641
New Century Home Equity Loan Trust 0.882%, 1M LIBOR + 0.780%, 08/25/34 (d)	5,976,602	5,867,522
Option One Mortgage Loan Trust 0.762%, 1M LIBOR + 0.660%, 05/25/35 (d)	1,002,372	1,002,605
Soundview Home Loan Trust 0.312%, 1M LIBOR + 0.210%, 06/25/37 (d)	11,572,427	9,863,828

		18,426,937

Asset-Backed - Other—3.8%
AGL CLO, Ltd. 1.290%, 3M LIBOR + 1.160%, 07/20/34 (144A) (d)	5,400,000	5,396,927
AIG CLO, Ltd. 1.252%, 3M LIBOR + 1.120%, 04/20/32 (144A) (d)	5,000,000	5,005,915
Ameriquest Mortgage Securities, Inc.
0.687%, 1M LIBOR + 0.585%, 03/25/36 (d)	1,401,305	1,397,094
0.852%, 1M LIBOR + 0.750%, 01/25/36 (d)	5,965,000	5,955,566
AMMC CLO, Ltd.
1.175%, 3M LIBOR + 1.050%, 07/24/29 (144A) (d)	4,750,000	4,750,085
1.264%, 3M LIBOR + 1.140%, 10/16/28 (144A) (d)	1,620,580	1,620,642
BSPRT Issuer, Ltd.
1.160%, 1M LIBOR + 1.050%, 09/15/35 (144A) (d)	706,898	706,373
1.260%, 1M LIBOR + 1.150%, 05/15/29 (144A) (d)	3,028,225	3,028,228

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust 1.152%, 1M LIBOR + 1.050%, 11/25/35 (d)	1,781,946	$1,782,154
Dryden XXVI Senior Loan Fund 1.024%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	2,205,981	2,205,771
FS Rialto 1.308%, 1M LIBOR + 1.200%, 12/16/36 (144A) (d)	4,520,000	4,509,961
Madison Park Funding X, Ltd. 1.732%, 3M LIBOR + 1.600%, 01/20/29 (144A) (d)	1,200,000	1,199,014
Madison Park Funding, Ltd. 1.048%, 3M LIBOR + 0.920%, 01/22/28 (144A) (d)	1,772,073	1,771,506
Neuberger Berman CLO XX, Ltd. 1.774%, 3M LIBOR + 1.650%, 07/15/34 (144A) (d)	5,000,000	4,989,135
Octagon Investment Partners 46, Ltd. 1.284%, 3M LIBOR + 1.160%, 07/15/36 (144A) (d)	5,520,000	5,516,876
OHA Credit Funding 4, Ltd. 1.778%, 3M LIBOR + 1.650%, 10/22/36 (144A) (d)	4,000,000	3,985,196
Popular ABS Mortgage Pass-Through Trust 0.687%, 1M LIBOR + 0.585%, 02/25/36 (d)	4,422,888	4,412,279
Rockford Tower CLO, Ltd. 1.322%, 3M LIBOR + 1.190%, 10/20/30 (144A) (d)	5,200,000	5,202,699
Structured Asset Investment Loan Trust 0.902%, 1M LIBOR + 0.800%, 07/25/34 (d)	1,979,956	1,967,960
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (d)	2,478,121	2,499,486
Vantage Data Centers Issuer LLC 4.196%, 11/16/43 (144A)	4,850,679	4,970,886
Wellman Park CLO, Ltd. 1.224%, 3M LIBOR + 1.100%, 07/15/34 (144A) (d)	4,750,000	4,742,058

		77,615,811

Asset-Backed - Student Loan—3.6%
Navient Student Loan Trust
1.153%, 1M LIBOR + 1.050%, 07/26/66 (144A) (d)	5,600,000	5,613,992
1.603%, 1M LIBOR + 1.500%, 10/25/58 (d)	2,470,000	2,482,872
SLC Student Loan Trust
0.363%, 3M LIBOR + 0.160%, 09/15/39 (d)	10,074,559	9,825,750
0.363%, 3M LIBOR + 0.160%, 03/15/55 (d)	8,310,000	8,031,120
SLM Student Loan Trust
0.184%, 3M LIBOR + 0.060%, 01/25/22 (d)	7,057,449	6,919,893
0.454%, 3M LIBOR + 0.330%, 01/25/22 (d)	2,785,177	2,731,591
0.494%, 3M LIBOR + 0.370%, 01/25/40 (d)	3,229,643	3,080,383
0.674%, 3M LIBOR + 0.550%, 10/25/64 (144A) (d)	4,626,758	4,595,699
0.852%, 1M LIBOR + 0.750%, 01/25/45 (144A) (d)	2,551,837	2,548,953
0.853%, 1M LIBOR + 0.750%, 05/26/26 (d)	5,189,883	5,096,718
1.224%, 3M LIBOR + 1.100%, 07/25/23 (d)	5,318,160	5,312,906
1.403%, 3M LIBOR + 1.200%, 12/15/33 (144A) (d)	3,844,945	3,850,440
1.624%, 3M LIBOR + 1.500%, 04/25/23 (d)	2,276,819	2,292,274
1.903%, 1M LIBOR + 1.800%, 09/25/43 (d)	5,800,000	5,830,013
Wachovia Student Loan Trust 0.294%, 3M LIBOR + 0.170%, 04/25/40 (144A) (d)	5,183,724	5,098,866

		73,311,470

Total Asset-Backed Securities (Cost $165,770,634)		169,354,218

Mortgage-Backed Securities—5.5%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.1%
Banc of America Funding Trust 2.500%, 03/25/40 (144A) (d)	311,632	311,160
CIM Trust
1.951%, 06/25/57 (144A) (d)	7,269,375	7,237,151
2.000%, 05/01/61 (144A) (d)	7,957,934	7,897,011
2.000%, 08/25/61 (144A) (d)	5,837,788	5,753,072
3.000%, 10/25/59 (144A) (d)	5,752,174	5,768,131
3.750%, 07/25/58 (144A) (d)	3,849,100	3,842,309
Credit Suisse Mortgage Trust
1.004%, 09/27/46 (144A) (d)	423,900	424,130
3.850%, 09/25/57 (144A) (d)	5,300,911	5,506,635
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	4,711,538	4,848,133
JPMorgan Mortgage Trust 2.500%, 06/25/52 (144A) (d)	7,250,000	7,312,871
Morgan Stanley Resecuritization Trust
0.992%, 1M LIBOR + 0.450%, 08/26/47 (144A) (d)	148,371	148,450
2.922%, 08/26/47 (144A) (d)	1,230,866	1,234,571
Nomura Resecuritization Trust
0.352%, -1 x 1M LIBOR + 0.426%, 02/25/37 (144A) (d)	187,962	186,466
0.612%, 11/26/35 (144A) (d)	658,382	658,553
PHH Alternative Mortgage Trust 0.702%, 1M LIBOR + 0.600%, 07/25/37 (d)	5,766,236	5,748,614
WaMu Mortgage Pass-Through Certificates Trust
0.682%, 1M LIBOR + 0.580%, 10/25/45 (d)	2,340,626	2,344,837
2.595%, 06/25/34 (d)	3,543,813	3,596,038

		62,818,132

Commercial Mortgage-Backed Securities—2.4%
BAMLL Commercial Mortgage Securities Trust
4.091%, 08/10/38 (144A) (d)	3,265,000	3,638,113
BX Commercial Mortgage Trust 3.202%, 12/09/41 (144A)	895,000	942,044
BX Commercial Mortgage Trust 2021-21M 0.840%, 1M LIBOR + 0.730%, 10/15/36 (144A) (d)	8,400,000	8,341,573
CALI Mortgage Trust 3.957%, 03/10/39 (144A)	2,200,000	2,437,971
Century Plaza Towers 2.865%, 11/13/39 (144A)	1,730,000	1,799,808
Credit Suisse Mortgage Capital Certificates 1.090%, 1M LIBOR + 0.980%, 05/15/36 (144A) (d)	5,000,000	4,998,493
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,927,920
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (d)	1,850,000	1,934,651
3.228%, 07/10/39 (144A)	1,875,000	1,998,360
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	2,156,059
MKT Mortgage Trust 2.694%, 02/12/40 (144A)	2,750,000	2,817,654
Natixis Commercial Mortgage Securities Trust 1.060%, 1M LIBOR + 0.950%, 08/15/38 (144A) (d)	5,380,000	5,375,701
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	2,418,621

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
RBS Commercial Funding, Inc. Trust 3.834%, 01/15/32 (144A) (d)	1,205,000	$1,247,808
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (d)	1,519,000	1,596,610
4.144%, 01/05/43 (144A) (d)	110,000	119,241
UBS-Barclays Commercial Mortgage Trust 3.525%, 05/10/63	5,000,000	5,015,161

		48,765,788

Total Mortgage-Backed Securities (Cost $110,407,232)		111,583,920

Municipals—0.5%
Miami-Dade County, FL Aviation Revenue 3.555%, 10/01/34	600,000	643,497
New York City Transitional Finance Authority, Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,450,457
5.267%, 05/01/27	2,150,000	2,521,440
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	2,365,686
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,485,000	3,749,968

Total Municipals (Cost $10,031,868)		10,731,048

Short-Term Investments—9.0%

Mutual Funds—0.5%
State Street Institutional Liquid Reserves Fund, Trust Class, 0.050% (e)	10,937,807	10,938,901

U.S. Treasury—8.5%
U.S. Treasury Bills
0.045%, 02/10/22 (f)	55,485,000	55,483,096
0.046%, 02/03/22 (f)	9,375,000	9,374,758
0.047%, 01/20/22 (f)	19,620,000	19,619,884
0.050%, 04/21/22 (f)	6,710,000	6,708,516
0.051%, 04/07/22 (b) (f)	17,365,000	17,361,690
0.054%, 04/14/22 (f)	11,295,000	11,292,623
0.081%, 05/26/22 (f)	9,050,000	9,046,621
0.121%, 06/16/22 (f)	19,160,000	19,148,544
0.170%, 06/23/22 (f)	23,650,000	23,631,183

		171,666,915

Total Short-Term Investments (Cost $182,607,122)		182,605,816

Securities Lending Reinvestments (g)—11.4%
Security Description	Principal Amount*	Value

Certificates of Deposit—7.0%
Bank of Montreal 0.300%, 06/02/22	15,000,000	15,000,945
Barclays Bank plc 0.180%, 04/07/22	15,000,000	14,997,855
Cooperatieve Rabobank UA 0.170%, 03/18/22	15,000,000	14,998,950
Credit Industriel et Commercial Zero Coupon, 04/14/22	10,000,000	9,993,200
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	2,000,000	1,999,160
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd.
0.140%, 01/10/22	7,000,000	7,000,000
0.150%, 01/11/22	5,000,000	5,000,075
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	5,000,000	4,996,150
0.160%, 03/02/22	5,000,000	4,999,750
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	3,000,000	2,999,877
0.330%, 06/09/22	5,000,000	5,000,800
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	4,500,000	4,496,940
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	5,000,000	5,000,005
Societe Generale 0.150%, 03/15/22	7,000,000	6,999,279
Standard Chartered Bank (NY) 0.170%, 03/28/22	4,000,000	3,999,624
Sumitomo Mitsui Banking Corp.
0.150%, SOFR + 0.100%, 03/15/22 (d)	5,000,000	4,999,145
0.200%, 04/26/22	7,000,000	6,999,118
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 03/15/22	5,000,000	4,997,900
Zero Coupon, 03/21/22	3,000,000	2,998,620
Zero Coupon, 04/19/22	4,000,000	3,997,120

		141,474,138

Commercial Paper—1.8%
Antalis S.A. 0.140%, 01/14/22	5,000,000	4,999,665
Macquarie Bank Ltd.
0.270%, 03/07/22	10,000,000	9,994,960
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	7,000,000	6,994,610
UBS AG
0.240%, 03/30/22	5,000,000	4,995,175
0.350%, 06/08/22	10,000,000	9,981,430

		36,965,840

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,306,201; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,372,322.	3,306,198	$3,306,198
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $3,101,474.	3,000,000	3,000,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $8,008,867; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $8,793,309.	8,000,000	8,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $12,500,608; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $13,890,125.	12,500,000	12,500,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $5,001,556; collateralized by various Common Stock with an aggregate market value of $5,555,605.	5,000,000	5,000,000

		41,806,198

Time Deposit—0.5%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $230,263,183)		230,246,176

Total Investments—130.8% (Cost $2,630,833,204)		2,660,230,301
Other assets and liabilities (net)—(30.8)%		(625,842,798)

Net Assets—100.0%		$2,034,387,503

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $378,117,008 and the collateral received consisted of cash in the amount of $230,234,840 and non-cash collateral with a value of $155,660,526. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Principal amount of security is adjusted for inflation.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $299,562,794, which is 14.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	1	USD	146,438	$2,099

Futures Contracts—Short
U.S. Treasury Note 2 Year Futures	03/31/22	(78)	USD	(17,017,406)	26,237
U.S. Treasury Ultra Long Bond Futures	03/22/22	(6)	USD	(1,182,750)	(5,537)

Net Unrealized Appreciation					$22,799

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	1.026%	Semi-Annually	07/24/25	USD	47,170,000	$(555,521)	$—	$(555,521)
Pay	3M LIBOR	Quarterly	1.034%	Semi-Annually	07/24/25	USD	34,890,000	(405,460)	—	(405,460)
Pay	3M LIBOR	Quarterly	1.073%	Semi-Annually	07/24/25	USD	23,585,000	(256,164)	—	(256,164)
Pay	3M LIBOR	Quarterly	1.390%	Semi-Annually	09/28/25	USD	54,410,000	(270,804)	—	(270,804)
Pay	3M LIBOR	Quarterly	1.688%	Semi-Annually	12/07/25	USD	55,525,000	37,185	—	37,185
Receive	3M LIBOR	Semi-Annually	1.743%	Quarterly	12/07/53	USD	4,645,000	48,671	—	48,671
Receive	3M LIBOR	Semi-Annually	1.773%	Quarterly	07/24/53	USD	3,940,000	12,567	—	12,567
Receive	3M LIBOR	Semi-Annually	1.785%	Quarterly	07/24/53	USD	2,915,000	653	—	653
Receive	3M LIBOR	Semi-Annually	1.808%	Quarterly	07/24/53	USD	1,970,000	(10,075)	—	(10,075)
Receive	3M LIBOR	Semi-Annually	1.870%	Quarterly	09/28/53	USD	4,645,000	(91,665)	—	(91,665)

Totals								$(1,490,613)	$—	$(1,490,613)

(1)	There is no upfront payment premium paid or (received) therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,466,918,640	$—	$1,466,918,640
Total Corporate Bonds & Notes*	—	488,790,483	—	488,790,483
Total Asset-Backed Securities*	—	169,354,218	—	169,354,218
Total Mortgage-Backed Securities*	—	111,583,920	—	111,583,920
Total Municipals*	—	10,731,048	—	10,731,048
Short-Term Investments
Mutual Funds	10,938,901	—	—	10,938,901
U.S. Treasury	—	171,666,915	—	171,666,915
Total Short-Term Investments	10,938,901	171,666,915	—	182,605,816
Total Securities Lending Reinvestments*	—	230,246,176	—	230,246,176
Total Investments	$10,938,901	$2,649,291,400	$—	$2,660,230,301

Collateral for Securities Loaned (Liability)	$—	$(230,234,840)	$—	$(230,234,840)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$28,336	$—	$—	$28,336
Futures Contracts (Unrealized Depreciation)	(5,537)	—	—	(5,537)
Total Futures Contracts	$22,799	$—	$—	$22,799
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$99,076	$—	$99,076
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,589,689)	—	(1,589,689)
Total Centrally Cleared Swap Contracts	$—	$(1,490,613)	$—	$(1,490,613)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,660,230,301
Cash collateral (c)	2,214,900
Receivable for:
TBA securities sold	389,704,693
Dividends and Interest	5,736,023
Variation margin on centrally cleared swap contracts	58,745
Prepaid expenses	5,973

Total Assets	3,057,950,635
Liabilities
Due to custodian	123,967
Collateral for securities loaned	230,234,840
Payables for:
TBA securities purchased	792,107,338
Fund shares redeemed	10
Variation margin on futures contracts	12,770
Accrued Expenses:
Management fees	726,380
Distribution and service fees	67
Deferred trustees’ fees	128,040
Other expenses	229,720

Total Liabilities	1,023,563,132

Net Assets	$2,034,387,503

Net Assets Consist of:
Paid in surplus	$1,989,619,782
Distributable earnings (Accumulated losses)	44,767,721

Net Assets	$2,034,387,503

Net Assets
Class A	$2,034,070,673
Class B	316,830
Capital Shares Outstanding*
Class A	198,106,311
Class B	30,864
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.27
Class B	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,630,833,204.
(b)	Includes securities loaned at value of $378,117,008.
(c)	Includes collateral of $372,000 for futures contracts and $1,842,900 for centrally cleared swaps.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$4,502
Interest	30,296,300
Securities lending income	598,000

Total investment income	30,898,802
Expenses
Management fees	10,866,412
Administration fees	80,846
Custodian and accounting fees	145,706
Distribution and service fees—Class B	837
Audit and tax services	66,474
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	27,513
Insurance	13,744
Miscellaneous	18,096

Total expenses	11,310,637
Less management fee waiver	(2,585,099)

Net expenses	8,725,538

Net Investment Income	22,173,264

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(2,746,968)
Futures contracts	89,617
Swap contracts	(3,442)

Net realized gain (loss)	(2,660,793)

Net change in unrealized appreciation (depreciation) on:
Investments	(38,104,717)
Futures contracts	23,309
Swap contracts	(1,490,613)

Net change in unrealized appreciation (depreciation)	(39,572,021)

Net realized and unrealized gain (loss)	(42,232,814)

Net Increase (Decrease) in Net Assets From Operations	$(20,059,550)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,173,264	$31,088,909
Net realized gain (loss)	(2,660,793)	100,306,716
Net change in unrealized appreciation (depreciation)	(39,572,021)	29,891,890

Increase (decrease) in net assets from operations	(20,059,550)	161,287,515

From Distributions to Shareholders
Class A	(130,937,197)	(55,109,171)
Class B	(19,431)	(14,940)

Total distributions	(130,956,628)	(55,124,111)

Increase (decrease) in net assets from capital share transactions	409,200,298	(161,936,001)

Total increase (decrease) in net assets	258,184,120	(55,772,597)

Net Assets
Beginning of period	1,776,203,383	1,831,975,980

End of period	$2,034,387,503	$1,776,203,383

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	29,089,229	$318,109,748	1,496,175	$16,396,211
Reinvestments	12,811,859	130,937,197	5,112,168	55,109,171
Redemptions	(3,847,494)	(39,786,886)	(21,429,088)	(233,292,183)

Net increase (decrease)	38,053,594	$409,260,059	(14,820,745)	$(161,786,801)

Class B
Sales	3,330	$35,724	8,903	$96,414
Reinvestments	1,899	19,431	1,386	14,940
Redemptions	(10,606)	(114,916)	(23,715)	(260,554)

Net increase (decrease)	(5,377)	$(59,761)	(13,426)	$(149,200)

Increase (decrease) derived from capital shares transactions		$409,200,298		$(161,936,001)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.10	$10.47	$9.98	$10.22	$10.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.19	0.27	0.26	0.20
Net realized and unrealized gain (loss)	(0.26)	0.80	0.58	(0.24)	0.12

Total income (loss) from investment operations	(0.14)	0.99	0.85	0.02	0.32

Less Distributions
Distributions from net investment income	(0.19)	(0.36)	(0.36)	(0.26)	(0.18)
Distributions from net realized capital gains	(0.50)	0.00	0.00	0.00	(0.02)

Total distributions	(0.69)	(0.36)	(0.36)	(0.26)	(0.20)

Net Asset Value, End of Period	$10.27	$11.10	$10.47	$9.98	$10.22

Total Return (%) (b)	(1.19)	9.54	8.64	0.23	3.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.58	0.57	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.44	0.45	0.45	0.44	0.43
Ratio of net investment income (loss) to average net assets (%)	1.12	1.75	2.63	2.59	1.98
Portfolio turnover rate (%)	454 (d)	352 (d)	232 (d)	262 (d)	308 (d)
Net assets, end of period (in millions)	$2,034.1	$1,775.8	$1,831.5	$2,057.7	$2,238.8

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.07	$10.45	$9.96	$10.19	$10.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.16	0.24	0.23	0.18
Net realized and unrealized gain (loss)	(0.24)	0.79	0.59	(0.23)	0.11

Total income (loss) from investment operations	(0.15)	0.95	0.83	0.00	0.29

Less Distributions
Distributions from net investment income	(0.15)	(0.33)	(0.34)	(0.23)	(0.17)
Distributions from net realized capital gains	(0.50)	0.00	0.00	0.00	(0.02)

Total distributions	(0.65)	(0.33)	(0.34)	(0.23)	(0.19)

Net Asset Value, End of Period	$10.27	$11.07	$10.45	$9.96	$10.19

Total Return (%) (b)	(1.34)	9.14	8.39	0.07	2.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.83	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.70	0.69	0.68
Ratio of net investment income (loss) to average net assets (%)	0.87	1.48	2.38	2.34	1.73
Portfolio turnover rate (%)	454 (d)	352 (d)	232 (d)	262 (d)	308 (d)
Net assets, end of period (in millions)	$0.3	$0.4	$0.5	$0.5	$0.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 264%, 207%, 203%, 198%, and 207% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $123,967 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,806,198, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(85,343,089)	$—	$—	$—	$(85,343,089)
U.S. Treasury	(10,000,000)	—	—	—	(10,000,000)
U.S. Treasury & Government Agencies	(134,891,751)	—	—	—	(134,891,751)
Total Borrowings	$(230,234,840)	$—	$—	$—	$(230,234,840)
Gross amount of recognized liabilities for securities lending transactions					$(230,234,840)

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities.The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$99,076	Unrealized depreciation on centrally cleared swap contracts (a)	$1,589,689
	Unrealized appreciation on futures contracts (b)	28,336	Unrealized depreciation on futures contracts (b)	5,537

Total		$127,412		$1,595,226

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$89,617
Swap contracts	(3,442)

$86,175

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$23,309
Swap contracts	(1,490,613)

$(1,467,304)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$147,037
Futures contracts short	(21,474,945)
Swap contracts	163,868,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$9,690,021,202	$439,122,220	$9,455,202,864	$289,791,039

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$5,234,714,797	$5,069,284,740

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $10,866,412.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 30, 2020 through April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,634,167,077

Gross unrealized appreciation	33,354,300
Gross unrealized (depreciation)	(8,781,689)

Net unrealized appreciation (depreciation)	$24,572,611

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$107,056,522	$55,124,111	$23,900,106	$—	$130,956,628	$55,124,111

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$26,130,969	$—	$24,572,610	$(5,807,817)	$44,895,762

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $5,807,817.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-28

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the TCW Core Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-31

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-32

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-33

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Investment Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and Sub-advised Expense Universe median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-34

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed By Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 32.13%, 31.80%, and 31.91%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 28.34%.

MARKET ENVIRONMENT / CONDITIONS

In the fourth quarter of 2021, the U.S. equity market, as measured by the S&P 500 Index, posted its best quarter of the year by returning a commendable 11.03% to close the year. The quarter capped another banner year for equities, with the S&P 500 Index returning 28.71%. That marked the third consecutive year the Index posted double-digit gains (2020: 18.40%; 2019: 31.49%). Despite the solid performance, investors had to contend with another headline-heavy year, which injected bouts of volatility into the market.

The year started off strong, with the pro-cyclical/reopening rotation continuing its momentum from the prior quarter. Some of the drivers that allowed bullish sentiment to prevail for the first several months of the year included the continuation of unprecedented monetary and fiscal stimulus, accelerated vaccine rollout, positive corporate commentary, and broader, there is no alternative (“TINA”) / fear of missing out (“FOMO”) dynamics, which spurred excessive risk-taking during the first quarter. Congress passed a $1.9 trillion pandemic relief package in March, which put the total fiscal response to the pandemic close to 25% of gross domestic product (“GDP”). Additionally, the U.S. Federal Reserve’s (the “Fed”) balance sheet stood at nearly $8 trillion in the second quarter, which amounted to ~40% of GDP, significantly higher than the ~15% seen after the global financial crisis. While these tailwinds persisted into the second half of the year, risks began to emerge as the year progressed.

Most notable, discussions about supply chain constraints and inflation picked up steam during the summer. Corporate commentary during the third-quarter earnings season was littered with references to headwinds stemming from supply constraints and rising input costs. For most of the year, the Fed stuck to its message that inflation was “transitory” and should abate once supply chain issues are resolved. However, the year-over-year increase in headline inflation in the October and November prints (multi-decade highs) likely forced the Fed to concede that inflation is less fleeting than originally thought. Late in the year, Fed Chair Powell suggested to lawmakers that it was time to retire the word “transitory,” given that the factors impacting inflation are likely to persist into next year. In November, the Fed commenced its prior telegraphed reduction in asset purchases by $15 billion from the $120 billion per month it was buying. That number increased to $30 billion in December, with the taper program likely to accelerate in the coming months. Additionally, projections released in December suggested that the median forecast for rate hikes in 2022 stood at three.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the 12 month period ended December 31, 2021, stock selection and sector allocation were both favorable, with stock selection having a greater impact on relative outperformance. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were positive across each of the 11 major economic sectors for the year, with only four sectors outpacing the broader Russell Midcap Value Index. Energy was the top-performing sector, posting a return of 58.03%. By contrast, Communication Services was the worst-performing sector, returning 7.40%.

Specifically, stock selection in Health Care, Energy, Communication Services, Industrials, Information Technology (“IT”), and Consumer Staples contributed to overall relative performance for the year. However, an overweight in Consumer Staples partially offset the favorable impact of stock selection in the sector. An underweight in Utilities, Communications Services (the worst-performing sector), and Health Care also augmented performance. Conversely, stock selection in Consumer Discretionary, Financials, Materials and Real Estate detracted from relative return. An overweight in Materials, one of the sectors to outperform the broader Index, partially offset the unfavorable impact from selection. Additionally, the Portfolio’s cash position during the year was a drag on performance.

Devon Energy Corp. (“DVN”), an exploration and production company with assets in the Delaware, Eagle Ford, Permian, and Mid-Con basins, was the top contributor for the year. Like many of its peers in the Energy sector, Devon benefited from the appreciation in oil prices during the period. Additionally, the company reported earnings results that exceeded consensus estimates throughout the year. Also during the year, the company’s board increased the dividend and authorized a $1 billion share repurchase program through the end of 2022. DVN’s management remains disciplined with production goals, choosing to operate within cash flow. Furthermore, management is committed to balance sheet improvement through debt reduction, an initiative that we believe some investors should appreciate. Our thesis for DVN remains intact.

American Financial Group, Inc. (“AFG”) sold its annuity business to MassMutual earlier in the year and has returned the proceeds to shareholders via a special dividend. AFG also reported 3Q21 earnings that were ahead of expectations, driven by strong operating results and premium growth. Additionally, the company had minimal catastrophe losses relative to industry peers. Furthermore, AFG benefited from its portfolio investments during the year given its exposure to real estate and alternatives. Our investment thesis for AFG remains intact.

Cimarex Energy Co. (“XEC”) also benefited from the favorable pricing environment for oil and natural gas. The combination of a shareholder-friendly dividend policy, solid balance sheet, and attractive assets continues to appeal to investors, who have rewarded the company’s share price. XEC completed its merger of equals with Cabot Oil Corp. and revealed the newly created company in October. The new company will be formally known as Coterra Energy, Inc. (“CTRA”). The combined company will have operations in the Marcellus, Permian, and Mid-Con basins and will be able to produce over six hundred thousand barrels of oil equivalents per day. CTRA

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed By Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

implemented a variable dividend strategy during the fourth quarter and plans to return 50% or more of its free-cash-flow to shareholders. We continue to hold CTRA in the Portfolio.

Gaming operator Las Vegas Sands Corp. (“LVS”), which has significant exposure to Macau, was the top detractor for the year. The company’s shares were under pressure for most of the year, given the Chinese government’s “no tolerance” approach to the COVID-19 pandemic, which limited travel into Macau. Shares sold off further during the back half of the year after the Chinese government cracked down on after-school tutoring programs for kids. Some market participants were alarmed by the government’s heavy-handed approach, which led to many wondering which sector or industry could be next. After reevaluating our thesis for LVS, we divested the position given the opaque operating environment.

Pure-play cold storage REIT Americold Realty Trust (“COLD”) was another key detractor. The company lowered its guidance on several occasions during the period due to continued labor and production constraints. Food manufacturers continue to face production headwinds, even with demand remaining robust. This resulted in customers holding less inventory at COLD’s facilities, leading to lower economic and physical occupancy. Additionally, COLD is experiencing meaningful labor wage inflation, driving operating expenses higher. Investors expected inventory levels to normalize during the second half of the year, which has been delayed to mid-2022 at the earliest. We divested our position in COLD, given the lack of visibility into the inventory rebuild.

Leidos Holdings, Inc. (“LDOS”), a defense contractor that provides applied technology solutions to the U.S. government, confronted some headwinds that negatively impacted earnings. Management cited supply-chain issues for computers and components and lower award activity due to uncertainty over near-term congressional funding as headwinds. Additionally, the pullout from Afghanistan adversely impacted revenue. Management believes that the supply chain headwinds will abate sometime next year; however, the uncertainty over federal funding could push contracts into 2022 or 2023, as the RFP process is delayed. While the short-term outlook for LDOS could be lumpy, we remain constructive on the long-term earnings potential, given a record project backlog of $34.7 billion. Additionally, the company still generates attractive free-cash-flow, which can be deployed in a shareholder-friendly manner. Our thesis for LDOS remains unchanged.

There were 15 new positions initiated during the year-ended December 31, 2021 and 17 positions eliminated.

The biggest changes to sector weighting occurred in Industrials (increased by 2.2%), Real Estate (increased by 1.5%), Energy (increased by 1.0%), IT (decreased by -1.5%), Consumer Discretionary (decreased by -1.4%), and Health Care (decreased by -1.3%). Materials and Utilities sector weights also increased during the year. Additional sector weight decreases occurred in Communication Services, Consumer Staples, and Financials. Sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Within Industrials, the investment team initiated positions in Middleby Corp. and Vertiv Holdings Co. In Real Estate, investments were made in Alexandria Real Estate Equities, Inc., Camden Property Trust, and Equity LifeStyle Properties, Inc. There were no new positions initiated within Energy during the year. Additionally, positions were initiated in Communication Services (1), Consumer Discretionary (3), Financials (3), IT (1), and Materials (2).

Within IT, the team divested Coherent, Inc., Skyworks Solutions, Inc., and Zebra Technologies Corp. Within Consumer Discretionary, the team divested AutoNation, Inc., Darden Restaurants, Inc., and Las Vegas Sands Corp. One position, Hill-Rom Holdings, Inc., was divested from Health Care. Additionally, positions were divested from Communications Services (1), Consumer Staples (2), Energy (1), Financials (3), and Real Estate (3).

As of December 31, 2021, the Portfolio had 73 holdings excluding cash. The Portfolio was overweight in Industrials, Materials, Consumer Staples, and IT. Conversely, the Portfolio was underweight in Utilities, Health Care, Real Estate, Financials, Communication Services, Consumer Discretionary, and Energy. Sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
Victory Sycamore Mid Cap Value Portfolio
Class A	32.13	12.75	12.26	—
Class B	31.80	12.47	11.98	—
Class E	31.91	12.58	—	11.61
Russell Midcap Value Index	28.34	11.22	13.44	—

1 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Textron, Inc.	2.2
Alleghany Corp.	2.0
Tyson Foods, Inc.- Class A	2.0
Zions Bancorp N.A.	2.0
BorgWarner, Inc.	1.9
Hershey Co. (The)	1.9
Yum! Brands, Inc.	1.9
W.R. Berkley Corp.	1.9
Archer-Daniels-Midland Co.	1.9
American Financial Group, Inc.	1.8

Top Sectors

% of Net Assets
Industrials	22.6
Financials	14.6
Materials	12.5
Information Technology	10.5
Consumer Discretionary	9.1
Real Estate	8.5
Consumer Staples	7.5
Health Care	4.1
Energy	3.2
Utilities	2.7

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.59%	$1,000.00	$1,073.80	$3.08
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B (a)	Actual	0.84%	$1,000.00	$1,072.50	$4.39
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E (a)	Actual	0.74%	$1,000.00	$1,072.90	$3.87
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Textron, Inc. (a)	315,300	$24,341,160

Airlines—1.3%
Alaska Air Group, Inc. (b)	282,000	14,692,200

Auto Components—3.2%
Aptiv plc (b)	86,000	14,185,700
BorgWarner, Inc.	475,000	21,408,250

		35,593,950

Banks—4.5%
Huntington Bancshares, Inc. (a)	935,300	14,422,326
Prosperity Bancshares, Inc.	184,700	13,353,810
Zions Bancorp N.A. (a)	343,000	21,663,880

		49,440,016

Building Products—1.0%
Owens Corning	123,700	11,194,850

Capital Markets—1.7%
Bank of New York Mellon Corp. (The)	327,800	19,038,624

Chemicals—5.7%
Corteva, Inc.	265,000	12,529,200
Eastman Chemical Co. (a)	79,300	9,588,163
International Flavors & Fragrances, Inc.	94,000	14,161,100
RPM International, Inc. (a)	82,000	8,282,000
Westlake Chemical Corp. (a)	191,500	18,600,395

		63,160,858

Commercial Services & Supplies—1.0%
Republic Services, Inc.	80,600	11,239,670

Communications Equipment—1.0%
Motorola Solutions, Inc.	40,700	11,058,190

Containers & Packaging—4.1%
AptarGroup, Inc.	78,000	9,553,440
Avery Dennison Corp.	77,500	16,784,175
Packaging Corp. of America (a)	136,500	18,584,475

		44,922,090

Electric Utilities—2.7%
Alliant Energy Corp.	262,000	16,105,140
Xcel Energy, Inc.	209,100	14,156,070

		30,261,210

Electrical Equipment—2.7%
Hubbell, Inc.	82,400	17,161,448
Vertiv Holdings Co. (a)	505,000	12,609,850

		29,771,298

Electronic Equipment, Instruments & Components—2.8%
Amphenol Corp. - Class A (a)	161,100	14,089,806

Electronic Equipment, Instruments & Components—(Continued)
Flex, Ltd. (b)	916,000	16,790,280

		30,880,086

Entertainment—0.9%
Live Nation Entertainment, Inc. (a) (b)	87,800	10,508,782

Equity Real Estate Investment Trusts—8.5%
Alexandria Real Estate Equities, Inc.	78,000	17,390,880
American Homes 4 Rent - Class A	326,000	14,216,860
Camden Property Trust (a)	87,400	15,616,632
Equity LifeStyle Properties, Inc. (a)	175,000	15,340,500
Lamar Advertising Co. - Class A	126,100	15,295,930
National Retail Properties, Inc. (a)	339,000	16,295,730

		94,156,532

Food & Staples Retailing—1.7%
Sysco Corp.	244,200	19,181,910

Food Products—5.8%
Archer-Daniels-Midland Co.	306,800	20,736,612
Hershey Co. (The)	109,100	21,107,577
Tyson Foods, Inc. - Class A (a)	251,000	21,877,160

		63,721,349

Health Care Equipment & Supplies—1.6%
Cooper Cos., Inc. (The) (a)	42,100	17,637,374

Health Care Providers & Services—2.6%
Molina Healthcare, Inc. (b)	27,200	8,651,776
Quest Diagnostics, Inc.	113,500	19,636,635

		28,288,411

Hotels, Restaurants & Leisure—2.9%
Hilton Worldwide Holdings, Inc. (b)	69,500	10,841,305
Yum! Brands, Inc. (a)	151,500	21,037,290

		31,878,595

Household Durables—1.0%
Newell Brands, Inc.	486,000	10,614,240

Insurance—8.4%
Alleghany Corp. (b)	33,100	22,097,229
American Financial Group, Inc.	147,900	20,309,628
Everest Re Group, Ltd. (a)	60,900	16,681,728
Old Republic International Corp.	216,100	5,311,738
Progressive Corp. (The) (a)	80,000	8,212,000
W.R. Berkley Corp.	255,000	21,009,450

		93,621,773

IT Services—5.6%
DXC Technology Co. (b)	374,000	12,039,060
Genpact, Ltd.	359,100	19,061,028
Global Payments, Inc.	108,500	14,667,030

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
MAXIMUS, Inc.	208,000	$16,571,360

		62,338,478

Machinery—8.5%
AGCO Corp.	137,500	15,952,750
Lincoln Electric Holdings, Inc. (a)	74,000	10,320,780
Middleby Corp. (The) (a) (b)	89,800	17,669,048
Oshkosh Corp. (a)	102,500	11,552,775
Parker-Hannifin Corp.	56,700	18,037,404
Toro Co. (The)	148,300	14,816,653
Xylem, Inc.	45,300	5,432,376

		93,781,786

Media—0.8%
Interpublic Group of Cos., Inc. (The) (a)	247,300	9,261,385

Metals & Mining—2.7%
Reliance Steel & Aluminum Co. (a)	103,100	16,724,882
Steel Dynamics, Inc. (a)	212,000	13,158,840

		29,883,722

Oil, Gas & Consumable Fuels—4.4%
Coterra Energy, Inc.	713,000	13,547,000
Devon Energy Corp. (a)	363,000	15,990,150
Valero Energy Corp. (a)	260,000	19,528,600

		49,065,750

Professional Services—2.1%
Leidos Holdings, Inc. (a)	154,300	13,717,270
ManpowerGroup, Inc.	101,200	9,849,796

		23,567,066

Road & Rail—2.9%
J.B. Hunt Transport Services, Inc.	80,000	16,352,000
Landstar System, Inc.	87,900	15,735,858

		32,087,858

Specialty Retail—0.8%
Ross Stores, Inc.	73,000	8,342,440

Technology Hardware, Storage & Peripherals—1.1%
Hewlett Packard Enterprise Co.	749,700	11,822,769

Textiles, Apparel & Luxury Goods—1.3%
VF Corp.	194,000	14,204,680

Trading Companies & Distributors—0.8%
United Rentals, Inc. (b)	28,100	9,337,349

Total Common Stocks (Cost $826,342,715)		1,088,896,451

Short-Term Investment—1.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $20,664,744; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $21,078,131.	20,664,744	$20,664,744

Total Short-Term Investments (Cost $20,664,744)		20,664,744

Securities Lending Reinvestments(c)—9.0%

Certificates of Deposit—2.5%
Barclays Bank plc 0.180%, 04/07/22	4,000,000	3,999,428
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	3,000,000	2,999,940
0.170%, 03/18/22	2,000,000	1,999,860
Credit Industriel et Commercial Zero Coupon, 04/14/22	4,000,000	3,997,280
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
MUFG Bank Ltd. 0.150%, 01/11/22	2,000,000	2,000,030
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,200,000	1,199,184
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,001
Societe Generale 0.150%, 03/15/22	2,000,000	1,999,794
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (d)	5,000,000	4,999,145

		28,194,802

Commercial Paper—0.2%
UBS AG 0.240%, 03/30/22	2,000,000	1,998,070

Repurchase Agreements—5.1%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $1,500,510; collateralized by various Common Stock with an aggregate market value of $1,667,025.	1,500,000	1,500,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $6,156,911; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $6,280,044.	6,156,905	6,156,905
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $2,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $2,062,682.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $10,200,043.	10,000,000	$10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $3,001,225; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $2,196,276.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,100,014; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,122,018.	1,100,000	1,100,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $7,000,018; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $7,140,012.	7,000,000	7,000,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $2,002,217; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $2,198,327.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $3,000,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $3,061,413.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $6,900,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $7,040,989.	6,900,000	6,900,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $6,200,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $6,887,435.	6,200,000	6,200,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $600,027; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $666,526.	600,000	600,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $5,000,071; collateralized by various Common Stock with an aggregate market value of $5,555,696.	5,000,000	5,000,000

		56,456,905

Time Deposit—0.2%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	2,000,000	2,000,000

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	1,300,000	1,300,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (e)	5,000,000	5,000,000

		11,300,000

Total Securities Lending Reinvestments (Cost $99,953,443)		99,949,777

Total Investments—109.2% (Cost $946,960,902)		1,209,510,972
Other assets and liabilities (net)—(9.2)%		(101,934,203)

Net Assets—100.0%		$1,107,576,769

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $98,098,853 and the collateral received consisted of cash in the amount of $99,949,106. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,088,896,451	$—	$—	$1,088,896,451
Total Short-Term Investment*	—	20,664,744	—	20,664,744
Securities Lending Reinvestments
Certificates of Deposit	—	28,194,802	—	28,194,802
Commercial Paper	—	1,998,070	—	1,998,070
Repurchase Agreements	—	56,456,905	—	56,456,905
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	11,300,000	—	—	11,300,000
Total Securities Lending Reinvestments	11,300,000	88,649,777	—	99,949,777
Total Investments	$1,100,196,451	$109,314,521	$—	$1,209,510,972

Collateral for Securities Loaned (Liability)	$—	$(99,949,106)	$—	$(99,949,106)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,209,510,972
Receivable for:
Investments sold	439,101
Fund shares sold	92,828
Dividends	1,168,919
Prepaid expenses	3,338

Total Assets	1,211,215,158
Liabilities
Collateral for securities loaned	99,949,106
Payables for:
Investments purchased	752,277
Fund shares redeemed	1,880,660
Accrued Expenses:
Management fees	509,542
Distribution and service fees	153,433
Deferred trustees’ fees	215,161
Other expenses	178,210

Total Liabilities	103,638,389

Net Assets	$1,107,576,769

Net Assets Consist of:
Paid in surplus	$711,857,874
Distributable earnings (Accumulated losses)	395,718,895

Net Assets	$1,107,576,769

Net Assets
Class A	$356,363,653
Class B	722,293,602
Class E	28,919,514
Capital Shares Outstanding*
Class A	14,759,864
Class B	30,709,650
Class E	1,212,416
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.14
Class B	23.52
Class E	23.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $946,960,902.
(b)	Includes securities loaned at value of $98,098,853.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$25,522,266
Securities lending income	155,939

Total investment income	25,678,205
Expenses
Management fees	7,006,374
Administration fees	49,551
Custodian and accounting fees	78,353
Distribution and service fees—Class B	1,792,904
Distribution and service fees—Class E	42,121
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	75,307
Insurance	7,126
Miscellaneous	13,442

Total expenses	9,201,089
Less management fee waiver	(987,267)
Less broker commission recapture	(27,005)

Net expenses	8,186,817

Net Investment Income	17,491,388

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	117,058,326
Net change in unrealized appreciation on investments	160,423,524

Net realized and unrealized gain (loss)	277,481,850

Net Increase (Decrease) in Net Assets From Operations	$294,973,238

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,491,388	$12,998,448
Net realized gain (loss)	117,058,326	27,774,411
Net change in unrealized appreciation (depreciation)	160,423,524	31,902,440

Increase (decrease) in net assets from operations	294,973,238	72,675,299

From Distributions to Shareholders
Class A	(13,363,803)	(18,942,425)
Class B	(27,300,624)	(43,719,184)
Class E	(1,080,085)	(1,660,055)

Total distributions	(41,744,512)	(64,321,664)

Increase (decrease) in net assets from capital share transactions	(124,195,206)	(9,370,448)

Total increase (decrease) in net assets	129,033,520	(1,016,813)

Net Assets
Beginning of period	978,543,249	979,560,062

End of period	$1,107,576,769	$978,543,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	775,225	$17,688,761	647,534	$9,507,410
Reinvestments	588,973	13,363,803	1,254,465	18,942,425
Redemptions	(2,000,148)	(45,352,895)	(1,854,551)	(30,406,535)

Net increase (decrease)	(635,950)	$(14,300,331)	47,448	$(1,956,700)

Class B
Sales	1,588,518	$35,223,338	2,693,061	$38,726,406
Reinvestments	1,233,648	27,300,624	2,964,012	43,719,184
Redemptions	(7,772,136)	(169,992,115)	(5,416,638)	(88,789,799)

Net increase (decrease)	(4,949,970)	$(107,468,153)	240,435	$(6,344,209)

Class E
Sales	105,857	$2,378,162	60,167	$896,177
Reinvestments	48,154	1,080,085	111,115	1,660,055
Redemptions	(264,863)	(5,884,969)	(221,088)	(3,625,771)

Net increase (decrease)	(110,852)	$(2,426,722)	(49,806)	$(1,069,539)

Increase (decrease) derived from capital shares transactions		$(124,195,206)		$(9,370,448)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.00	$19.09	$15.46	$20.89	$19.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.40	0.28	0.28	0.24	0.16
Net realized and unrealized gain (loss)	5.65	0.90	4.17	(1.86)	1.71

Total income (loss) from investment operations	6.05	1.18	4.45	(1.62)	1.87

Less Distributions
Distributions from net investment income	(0.30)	(0.28)	(0.24)	(0.17)	(0.23)
Distributions from net realized capital gains	(0.61)	(0.99)	(0.58)	(3.64)	0.00

Total distributions	(0.91)	(1.27)	(0.82)	(3.81)	(0.23)

Net Asset Value, End of Period	$24.14	$19.00	$19.09	$15.46	$20.89

Total Return (%) (b)	32.13	7.87	29.35	(9.95)	9.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.70	0.69	0.69	0.68
Net ratio of expenses to average net assets (%) (c)	0.59	0.60	0.60	0.60	0.65 (d)
Ratio of net investment income (loss) to average net assets (%)	1.79	1.69	1.56	1.25	0.83
Portfolio turnover rate (%)	27	39	32	32	140
Net assets, end of period (in millions)	$356.4	$292.6	$293.0	$253.9	$309.4

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.54	$18.65	$15.12	$20.50	$18.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.23	0.23	0.19	0.10
Net realized and unrealized gain (loss)	5.50	0.88	4.07	(1.82)	1.68

Total income (loss) from investment operations	5.84	1.11	4.30	(1.63)	1.78

Less Distributions
Distributions from net investment income	(0.25)	(0.23)	(0.19)	(0.11)	(0.18)
Distributions from net realized capital gains	(0.61)	(0.99)	(0.58)	(3.64)	0.00

Total distributions	(0.86)	(1.22)	(0.77)	(3.75)	(0.18)

Net Asset Value, End of Period	$23.52	$18.54	$18.65	$15.12	$20.50

Total Return (%) (b)	31.80	7.64	28.98	(10.15)	9.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.95	0.94	0.94	0.93
Net ratio of expenses to average net assets (%) (c)	0.84	0.85	0.85	0.85	0.90 (d)
Ratio of net investment income (loss) to average net assets (%)	1.53	1.43	1.31	1.00	0.58
Portfolio turnover rate (%)	27	39	32	32	140
Net assets, end of period (in millions)	$722.3	$661.1	$660.6	$593.3	$775.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.79	$18.89	$15.30	$20.71	$19.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.25	0.25	0.21	0.13
Net realized and unrealized gain (loss)	5.58	0.89	4.13	(1.85)	1.69

Total income (loss) from investment operations	5.94	1.14	4.38	(1.64)	1.82

Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.21)	(0.13)	(0.20)
Distributions from net realized capital gains	(0.61)	(0.99)	(0.58)	(3.64)	0.00

Total distributions	(0.88)	(1.24)	(0.79)	(3.77)	(0.20)

Net Asset Value, End of Period	$23.85	$18.79	$18.89	$15.30	$20.71

Total Return (%) (b)	31.91	7.71	29.18	(10.10)	9.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.74	0.75	0.75	0.75	0.80 (d)
Ratio of net investment income (loss) to average net assets (%)	1.63	1.53	1.41	1.10	0.68
Portfolio turnover rate (%)	27	39	32	32	140
Net assets, end of period (in millions)	$28.9	$24.9	$25.9	$23.1	$30.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% during the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $20,664,744. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $56,456,905. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$288,110,663	$0	$443,971,121

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$7,006,374	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$948,143,504

Gross unrealized appreciation	274,391,743
Gross unrealized (depreciation)	(13,024,276)

Net unrealized appreciation (depreciation)	$261,367,467

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$20,054,898	$24,770,641	$21,689,614	$39,551,023	$41,744,512	$64,321,664

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$32,089,145	$102,477,444	$261,367,468	$—	$395,934,057

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Victory Sycamore Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Victory Sycamore Mid Cap Value Portfolio. The Board considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class B shares of the Western Asset Management Government Income Portfolio returned -1.97%. The Portfolio’s benchmark, the Bloomberg U.S. Government Index¹, returned -2.28%. The Portfolio’s Custom Benchmark2 returned -2.18% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The 2021 reporting year was dominated by the ongoing COVID-19 pandemic. Optimism over the global economic outlook rose throughout the beginning of the year against a backdrop of slowing COVID-19 case counts, increased vaccination efforts, and the anticipation of the eventual reopening of economies. However, the Delta variant caused an increase in cases in late summer, and the Omicron variant saw cases surge during the winter. Cautious optimism grew later in December, however, as early reports appeared to show that omicron might be a milder variant and lead to less severe symptoms than previous waves, even though it is more transmissible.

In terms of fiscal policy, the $1.9 trillion COVID-19 relief bill made its way through the U.S. Congress via the budget reconciliation process in the first quarter and was signed by President Biden in mid-March. The plan sent direct payments of up to $1,400 to most Americans, extended a $300 per week unemployment insurance supplement, and expanded the child tax credit. The bill also provided $350 billion to support state and local municipalities and nearly $20 billion for COVID-19 vaccinations.

The U.S. economic recovery continued throughout the year, although the data was volatile with large monthly and quarterly swings. U.S. Gross Domestic Product (“GDP”) growth was strong during the first half of 2021, with the first quarter up 6.3% and the second quarter up 6.7%. Third-quarter growth weakened considerably to only 2.1%, although at the time the Atlanta Federal Reserve was projecting a bounce in fourth-quarter growth. Job growth in 2021 was also volatile, with big monthly upside and downside misses compared to consensus expectations. The unemployment rate trended steadily lower, starting the year at 6.7% and ended at 4.2% as of the November report.

U.S. inflation increased over 2021 and accelerated sharply over the fourth quarter. The October Consumer Price Index (“CPI”) report saw the headline year-over-year (“YoY”) increase accelerate to 6.2% from 5.4% the month prior. The November CPI report was in line with expectations, as the headline monthly increase was 0.8%, and the YoY increase was 6.8%. Energy prices continued to drive inflation higher as they surged 3.5% in November and were up over 33% on a YoY basis led by gasoline, which was up 58% since last year. Used car prices have also been a major contributor to the inflation burst, rising 2.5% in November and up over 31% since last year.

After announcing the start of their tapering program in early November, the U.S Federal Reserve (the “Fed”) announced during their December meeting that the pace of tapering would be doubled to $30 billion per month so that purchases will now be completed by mid-March 2022. The Fed also updated their Summary of Economic Projections (“SEP”), which showed that the median committee member expected three interest rate hikes in 2022, up from one expected hike, as of September. The SEP release also updated 2022 GDP projections to 4% (up from 3.8%), Core Personal Consumption Expenditures (“PCE”) to 2.7% (up from 2.3%) and the unemployment rate at the end of 2022 to 3.5% (down from 3.8%).

Risk assets generally performed well during the reporting period. After considerable spread tightening during the first half of 2021, there was some softness during the second half, primarily due to the emergence of Covid-19 variants.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Government Income Portfolio had a negative return over the 12 month period but outperformed its custom benchmark.

Over the 12 month period, the most significant positive contributor to the Portfolio’s performance was its allocation to Agency Debentures, which benefitted from Agency spread-tightening despite the rise in U.S. Treasury yields during the first quarter of the reporting period. The second-largest contributor to performance was the Portfolio’s exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”). The Portfolio began the period with modest exposure to TIPS, which benefitted as breakeven rates exceeded pre-pandemic levels early during the reporting period. As breakeven rates rose, the Portfolio gradually trimmed its TIPS allocation, capturing value, ending the period with a small allocation to TIPS.

The third-largest contributor to performance was the Portfolio’s underweight exposure to Agency Mortgage-Backed Securities (“MBS”). A recalibration of prepayment models contributed to the sharp underperformance in this sector. The Portfolio began the reporting period with a modest underweight exposure but further trimmed its exposure, thereby increasing the underweight, toward the middle of the year as Agency MBS spreads became tight and we believed could widen as the Fed approaches tapering.

The Portfolio’s interest rate positioning (duration and yield curve) was the main detractor from performance. The Portfolio’s duration was tactically managed within a -0.3 to +0.2 years range relative to the custom benchmark. This duration stance ultimately detracted from performance, as rates fluctuated during the period. The Portfolio’s yield curve positioning detracted, especially early in the reporting period, as the broad swath of the yield curve steepened during the first quarter of 2021.

In terms of derivatives, during the reporting year, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Mortgage-To-Be-Announced (“TBAs”) to

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

gain exposure to the Agency MBS market to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was positive, but not material.

In terms of positioning, as of December 31, 2021, the Portfolio maintained a neutral duration stance versus its custom benchmark. The Portfolio held underweight exposures to U.S. Treasuries and Agency MBS. The Portfolio held an overweight exposure to Agency Debentures and off-benchmark exposures to Emerging Market Debt and structured products.

Frederick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%), and the Bloomberg U.S. Agency Bond Index (25%).

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Western Asset Management Government Income Portfolio
Class B	-1.97	3.07	2.29
Bloomberg U.S. Government Bond Index	-2.28	3.07	2.14
Custom Benchmark	-2.18	3.42	2.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	85.5
Foreign Government	12.2
Asset-Backed Securities	0.8
Corporate Bonds & Notes	0.6
Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class B (a)	Actual	0.69%	$1,000.00	$1,000.00	$3.48
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—85.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—21.0%
Fannie Mae 15 Yr. Pool
3.000%, 06/01/32	68,736	$72,225
3.000%, 10/01/32	7,039	7,396
3.000%, 02/01/33	2,420,307	2,538,563
3.000%, 03/01/33	341,086	358,617
3.000%, 04/01/33	269,737	283,586
3.000%, 05/01/33	135,950	142,797
3.000%, 06/01/33	41,367	43,414
3.000%, 07/01/33	248,888	260,907
3.000%, 08/01/33	1,166,165	1,224,745
3.000%, 10/01/33	241,199	253,413
3.000%, 11/01/33	164,904	173,072
3.000%, 12/01/33	90,739	95,282
3.000%, 01/01/34	68,902	72,221
3.000%, 02/01/34	144,676	151,897
3.000%, 03/01/34	343,034	360,015
3.000%, 05/01/34	176,565	185,314
4.500%, 12/01/23	79	82
5.000%, 03/01/23	496	511
Fannie Mae 20 Yr. Pool
3.500%, 07/01/32	1,385,248	1,476,537
3.500%, 01/01/34	893,712	955,552
4.000%, 11/01/31	579,615	624,223
4.000%, 08/01/32	480,654	517,273
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	183,919	183,858
2.000%, 02/01/51	470,941	470,314
2.000%, 03/01/51	95,335	95,337
2.000%, 04/01/51	188,075	187,790
2.000%, 10/01/51	99,471	99,630
2.500%, 11/01/50	92,834	95,076
2.500%, 02/01/51	82,255	84,000
2.500%, 06/01/51	974,382	1,004,433
2.500%, 09/01/51	99,079	102,002
3.000%, 09/01/42	1,053,627	1,112,274
3.000%, 10/01/42	794,218	834,422
3.000%, 11/01/42	1,568,977	1,648,387
3.000%, 08/01/46	162,567	170,898
3.000%, 09/01/46	498,437	523,484
3.000%, 10/01/46	202,595	212,842
3.000%, 11/01/48	418,699	438,124
3.000%, 09/01/49	724,812	760,147
3.000%, 11/01/49	160,509	166,781
3.000%, 02/01/50	336,412	352,556
3.000%, 03/01/50	586,593	621,274
3.000%, 04/01/50	1,035,397	1,081,973
3.000%, 11/01/50	263,887	274,967
3.500%, 11/01/42	1,608,449	1,737,168
3.500%, 11/01/46	273,870	291,961
3.500%, 07/01/47	1,203,138	1,285,621
3.500%, 10/01/47	80,062	85,203
3.500%, 12/01/47	3,228,882	3,459,528
3.500%, 08/01/50	80,716	85,735
4.000%, 10/01/39	54,765	60,114
4.000%, 11/01/40	1,488,667	1,634,490
4.000%, 01/01/42	142,821	156,797

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/42	227,638	249,958
4.000%, 09/01/42	1,108,585	1,217,192
4.000%, 10/01/42	238,910	258,727
4.000%, 11/01/42	118,027	125,780
4.000%, 04/01/43	121,829	129,852
4.000%, 06/01/43	120,941	128,885
4.000%, 08/01/43	232,535	254,171
4.000%, 09/01/43	876,086	960,358
4.000%, 10/01/43	164,321	180,387
4.000%, 02/01/44	65,567	71,981
4.000%, 04/01/44	76,237	83,037
4.000%, 02/01/45	111,657	122,570
4.000%, 06/01/45	40,175	44,103
4.000%, 12/01/45	476,599	521,257
4.000%, 03/01/46	46,360	49,525
4.000%, 05/01/46	22,194	23,590
4.000%, 09/01/47	8,888	9,462
4.000%, 03/01/48	237,564	253,880
4.000%, 05/01/48	523,071	564,308
4.500%, 12/01/40	883,523	976,714
4.500%, 08/01/41	82,810	91,560
4.500%, 11/01/41	573,358	634,371
4.500%, 12/01/43	117,124	128,617
4.500%, 10/01/44	695,759	762,519
4.500%, 02/01/45	268,188	292,481
4.500%, 03/01/46	116,334	128,414
4.500%, 05/01/48	39,984	43,049
4.500%, 12/01/48	1,295,914	1,404,301
4.500%, 04/01/49	32,950	35,330
4.500%, 09/01/49	141,406	153,788
4.500%, 10/01/49	72,373	77,390
5.000%, 04/01/41	7,699	8,384
5.000%, 06/01/41	27,772	30,994
5.000%, 08/01/41	31,069	34,189
5.000%, 08/01/48	71,299	78,021
5.500%, 12/01/39	298,012	340,356
5.500%, 04/01/40	319,802	364,339
5.500%, 06/01/40	33,135	37,691
5.500%, 05/01/41	114,082	129,863
5.500%, 06/01/41	196,719	221,066
5.500%, 07/01/41	209,272	237,288
5.500%, 12/01/41	411,327	466,071
5.500%, 02/01/42	908,002	1,030,734
5.500%, 05/01/44	231,566	263,540
6.000%, 01/01/34	44,386	51,032
6.000%, 08/01/34	71,288	81,980
6.000%, 10/01/34	76,807	88,316
6.000%, 11/01/34	53,907	61,131
6.000%, 01/01/35	67,952	77,847
6.000%, 04/01/35	109,623	124,264
6.000%, 06/01/36	182,455	210,596
6.000%, 05/01/37	245,273	284,339
6.000%, 09/01/37	17,023	19,686
6.000%, 10/01/37	194,894	226,031
6.000%, 01/01/38	195,501	226,742

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 03/01/38	66,987	$78,209
6.000%, 07/01/38	32,909	38,169
6.000%, 01/01/40	193,082	223,945
6.000%, 05/01/40	286,120	331,402
6.000%, 07/01/41	248,840	288,222
6.000%, 01/01/42	21,768	24,407
6.500%, 07/01/32	48,709	55,358
6.500%, 12/01/32	14,864	16,842
6.500%, 07/01/35	16,981	19,025
6.500%, 12/01/35	152,211	174,196
6.500%, 08/01/36	250,920	290,525
Fannie Mae ARM Pool
1.968%, 12M LIBOR + 1.700%, 06/01/42 (a)	20,706	21,667
2.050%, 12M LIBOR + 1.800%, 07/01/41 (a)	16,226	17,015
2.068%, 12M LIBOR + 1.818%, 07/01/41 (a)	18,678	19,607
2.068%, 12M LIBOR + 1.818%, 09/01/41 (a)	7,496	7,888
2.080%, 12M LIBOR + 1.830%, 10/01/41 (a)	6,629	6,805
2.193%, 12M LIBOR + 1.818%, 02/01/42 (a)	31,765	33,572
Fannie Mae Grantor Trust 2.898%, 06/25/27	6,102,699	6,451,630
Fannie Mae Pool
3.000%, 08/01/27	48,880	51,346
3.000%, 10/01/27	78,263	82,211
3.000%, 11/01/27	23,816	25,016
3.000%, 12/01/27	42,207	44,335
3.000%, 01/01/28	40,244	42,274
3.000%, 02/01/28	35,178	36,933
3.000%, 03/01/28	42,007	44,126
3.000%, 04/01/28	37,663	39,565
3.000%, 05/01/28	41,402	43,494
3.000%, 06/01/28	40,265	42,298
3.000%, 07/01/28	40,718	42,774
3.000%, 08/01/28	45,982	48,305
3.000%, 09/01/28	46,972	49,345
3.000%, 01/01/29	39,530	41,510
3.000%, 03/01/29	53,072	55,760
3.500%, 09/01/32	1,335,310	1,419,021
3.500%, 10/01/56	1,443,202	1,567,295
4.500%, 08/01/58	150,799	168,475
6.500%, 08/01/39	842,042	955,137
6.625%, 02/01/39	75,782	83,283
Fannie Mae REMICS (CMO)
1.022%, 1M LIBOR + 0.920%, 03/25/36 (a)	200,868	206,487
1.032%, 1M LIBOR + 0.930%, 06/25/36 (a)	291,634	299,070
1.750%, 06/25/42	134,073	134,638
1.750%, 01/25/43	123,565	123,273
3.000%, 05/25/46	2,328,737	2,428,076
4.250%, 03/25/42	919,525	1,002,253
4.500%, 12/25/40	62,269	68,864
4.750%, 01/25/41	236,309	258,304
5.000%, 12/25/23	31,421	32,266
5.000%, 12/25/34	146,919	163,054
5.000%, 03/25/35	120,105	133,335
5.000%, 08/25/39	190,907	212,428
5.000%, 02/25/41	103,583	113,636

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO)
5.500%, 06/25/35	38,729	40,752
5.500%, 08/25/35	632,826	705,971
6.000%, 06/25/45 (b)	329,549	54,735
6.448%, -1 x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	59,021	2,205
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	368,488	389,102
3.000%, 02/01/32	8,134	8,557
3.000%, 03/01/33	1,123,348	1,180,894
3.000%, 09/01/33	106,862	112,177
3.000%, 03/01/34	92,986	97,687
6.000%, 01/01/24	28,182	28,928
Freddie Mac 15 Yr. Pool
3.500%, 04/01/33	205,590	218,677
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	1,067,789	1,129,147
3.500%, 03/01/32	516,314	549,439
3.500%, 06/01/32	1,374,559	1,465,632
3.500%, 07/01/32	468,614	499,667
4.000%, 06/01/33	601,035	646,932
Freddie Mac 20 Yr. Pool 3.500%, 02/01/34	2,078,461	2,223,549
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	109,825	117,024
3.000%, 01/01/43	119,617	126,829
3.000%, 02/01/43	616,839	654,653
3.000%, 03/01/43	6,119,673	6,465,665
3.000%, 06/01/43	1,464,475	1,545,873
3.500%, 04/01/40	86,095	92,351
3.500%, 05/01/40	151,502	162,557
3.500%, 06/01/40	194,828	209,547
3.500%, 07/01/40	26,945	28,838
3.500%, 08/01/40	108,025	116,627
3.500%, 09/01/40	66,742	72,039
3.500%, 10/01/40	55,750	59,646
3.500%, 11/01/40	81,823	88,309
3.500%, 12/01/40	63,021	67,607
3.500%, 04/01/42	353,113	382,617
3.500%, 07/01/42	55,356	59,423
3.500%, 08/01/42	36,391	39,016
3.500%, 09/01/42	122,580	129,825
3.500%, 10/01/42	844,870	912,514
3.500%, 01/01/43	286,243	307,942
3.500%, 02/01/43	153,016	164,964
3.500%, 04/01/43	438,842	474,007
3.500%, 05/01/43	216,976	232,875
3.500%, 11/01/44	265,672	285,300
3.500%, 02/01/45	5,366	5,794
3.500%, 06/01/45	10,702	11,505
3.500%, 11/01/45	2,111,221	2,265,660
3.500%, 01/01/46	198,178	211,699
3.500%, 02/01/46	485,907	514,727
3.500%, 05/01/46	707,351	761,861
3.500%, 06/01/46	169,428	178,794
3.500%, 07/01/46	10,963	11,765
3.500%, 08/01/46	70,064	73,780

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 09/01/46	452,124	$485,181
3.500%, 01/01/47	1,192,201	1,264,481
3.500%, 02/01/47	1,665,768	1,759,214
3.500%, 07/01/47	316,623	337,391
3.500%, 11/01/47	17,938	19,238
3.500%, 12/01/47	309,201	328,160
3.500%, 02/01/48	90,313	95,574
3.500%, 04/01/48	291,835	308,766
4.000%, 11/01/41	3,679	4,041
4.000%, 09/01/42	1,636,808	1,792,030
4.000%, 10/01/42	28,612	30,823
4.000%, 11/01/42	230,753	252,477
4.000%, 12/01/42	72,500	78,969
4.000%, 01/01/43	10,935	11,636
4.000%, 02/01/43	104,563	114,743
4.000%, 03/01/43	53,482	58,364
4.000%, 04/01/43	20,938	22,923
4.000%, 05/01/43	176,863	192,198
4.000%, 06/01/43	27,521	29,924
4.000%, 07/01/43	197,369	216,442
4.000%, 08/01/43	145,091	157,966
4.000%, 09/01/43	264,199	289,723
4.000%, 10/01/43	238,637	259,394
4.000%, 11/01/43	6,715	7,147
4.000%, 01/01/44	218,195	237,828
4.000%, 02/01/44	24,605	26,343
4.000%, 04/01/44	12,518	13,359
4.000%, 07/01/44	367,625	403,367
4.000%, 12/01/44	7,440	7,916
4.000%, 01/01/45	223,661	245,519
4.000%, 02/01/45	269,913	296,266
4.000%, 05/01/45	413,702	452,455
4.000%, 12/01/45	241,907	263,670
4.000%, 11/01/47	307,043	328,722
4.000%, 12/01/47	628,525	671,073
4.000%, 05/01/48	295,001	317,661
4.500%, 05/01/39	52,765	58,381
4.500%, 09/01/40	422,045	466,840
4.500%, 02/01/41	41,190	45,566
4.500%, 08/01/41	460,906	509,768
4.500%, 09/01/41	54,997	60,835
4.500%, 10/01/41	107,286	118,777
4.500%, 02/01/44	16,774	18,290
5.000%, 01/01/35	100,639	112,346
5.000%, 05/01/35	45,616	50,710
5.000%, 07/01/35	604,155	683,419
5.000%, 11/01/35	738,047	835,472
5.000%, 06/01/41	1,013,814	1,149,121
5.000%, 07/01/41	146,811	164,543
5.500%, 03/01/34	702,166	795,221
5.500%, 07/01/35	474,446	536,343
Freddie Mac 30 Yr. Pool
2.000%, 03/01/51	97,832	97,750
2.500%, 11/01/50	83,580	86,176
2.500%, 02/01/51	178,456	183,084

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.000%, 09/01/48	490,465	516,836
3.000%, 09/01/49	1,940,701	2,036,988
3.000%, 03/01/50	327,503	341,241
3.500%, 07/01/46	823,010	876,665
4.500%, 07/01/40	832,649	920,694
Freddie Mac ARM Non-Gold Pool
2.000%, 12M LIBOR + 1.750%, 09/01/41 (a)	134,558	140,708
2.014%, 12M LIBOR + 1.750%, 12/01/40 (a)	341,832	357,352
2.130%, 12M LIBOR + 1.880%, 04/01/41 (a)	2,838	2,910
2.130%, 12M LIBOR + 1.880%, 09/01/41 (a)	10,728	11,295
2.130%, 12M LIBOR + 1.880%, 10/01/41 (a)	120,497	126,808
2.160%, 12M LIBOR + 1.910%, 05/01/41 (a)	20,806	21,898
2.160%, 12M LIBOR + 1.910%, 06/01/41 (a)	35,850	37,528
2.174%, 12M LIBOR + 1.900%, 10/01/42 (a)	53,141	55,914
2.197%, 12M LIBOR + 1.910%, 05/01/41 (a)	20,658	21,748
Freddie Mac Multifamily Structured Pass-Through Certificates
2.750%, 11/25/22	1,667,704	1,671,062
3.750%, 11/25/29	175,009	193,068
3.750%, 11/25/32	1,000,000	1,143,114
3.990%, 05/25/33 (a)	3,650,000	4,248,622
Freddie Mac REMICS (CMO)
0.510%, 1M LIBOR + 0.400%, 03/15/34 (a)	182,055	183,495
1.010%, 1M LIBOR + 0.900%, 02/15/33 (a)	102,912	105,224
1.750%, 06/15/42	100,641	101,024
3.500%, 11/15/31	912,176	964,824
4.000%, 01/15/41	5,790,606	6,154,086
4.500%, 12/15/26	197,936	198,290
4.500%, 02/15/41	11,367	12,302
5.000%, 10/15/34	179,475	199,270
5.000%, 12/15/37	64,030	70,820
5.000%, 03/15/41	346,555	380,065
5.000%, 04/15/41	890,146	1,014,881
5.000%, 05/15/41	998,739	1,164,118
5.500%, 05/15/34	1,065,235	1,191,135
5.500%, 11/15/36	404,169	441,876
5.500%, 06/15/41	2,354,923	2,657,606
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	238,234	249,482
3.000%, 04/15/43	85,499	89,210
3.000%, 05/15/43	92,219	96,030
3.000%, 01/15/45	32,888	34,373
3.000%, 02/15/45	45,968	47,875
3.000%, 03/15/45	246,139	256,107
3.000%, 05/15/45	15,611	16,278
3.000%, 06/15/45	25,573	26,591
3.000%, 07/15/45	127,248	132,042
3.500%, 11/15/41	155,150	167,326
3.500%, 02/15/42	132,287	142,674
3.500%, 03/15/42	161,672	173,276
3.500%, 05/15/42	354,620	378,599
3.500%, 06/15/42	218,768	234,046
3.500%, 05/15/50	269,808	286,088
4.000%, 09/15/40	944,251	1,032,244
4.000%, 10/15/40	50,305	55,238
4.000%, 03/15/41	406,631	441,218

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 06/15/41	14,366	$15,325
4.000%, 09/15/41	92,881	101,129
4.000%, 10/15/41	375,533	412,270
4.000%, 11/15/41	116,406	127,989
4.000%, 12/15/41	325,363	357,984
4.000%, 01/15/42	16,154	17,397
4.000%, 02/15/42	16,071	17,676
4.000%, 03/15/42	102,855	112,704
4.000%, 11/15/42	12,600	13,445
4.000%, 01/15/43	41,897	46,091
4.000%, 03/15/50	38,873	41,349
4.500%, 08/15/39	762,232	865,058
4.500%, 06/15/40	181,357	202,141
4.500%, 07/15/40	45,738	51,183
4.500%, 03/15/41	282,872	317,076
4.500%, 04/15/41	21,656	24,285
5.000%, 03/15/39	32,547	37,573
5.000%, 07/15/39	52,254	60,080
5.000%, 08/15/39	55,323	63,617
5.000%, 09/15/39	36,101	41,562
5.000%, 04/15/40	20,696	23,679
5.000%, 08/15/40	86,579	99,923
5.000%, 04/15/41	61,395	70,352
5.000%, 09/15/41	39,901	45,937
5.500%, 10/15/39	8,987	10,348
6.000%, 06/15/36	443,460	514,687
Ginnie Mae II 30 Yr. Pool
2.500%, 12/20/50	270,891	276,661
3.000%, 12/20/42	649,550	683,869
3.000%, 03/20/43	579,279	616,602
3.000%, 01/20/48	851,083	886,519
3.500%, 12/20/42	198,763	211,694
3.500%, 05/20/46	982,635	1,045,384
3.500%, 06/20/46	2,487,251	2,637,195
3.500%, 11/20/47	171,898	180,758
3.500%, 10/20/48	603,552	632,601
4.000%, 09/20/39	66,658	72,104
4.000%, 10/20/40	8,607	9,322
4.000%, 11/20/40	603,859	654,041
4.000%, 10/20/41	779,406	844,263
4.000%, 11/20/41	296,432	321,099
4.000%, 04/20/42	389,453	421,864
4.000%, 06/20/42	29,040	31,638
4.000%, 10/20/44	707,247	765,965
4.000%, 11/20/44	708,831	767,938
4.000%, 12/20/44	40,390	43,743
4.000%, 03/20/50	50,609	54,976
4.000%, 04/20/50	448,244	482,785
4.500%, 02/20/40	67,007	73,460
4.500%, 09/20/40	7,139	7,841
4.500%, 08/20/48	693,065	733,946
4.500%, 09/20/48	476,848	506,121
4.500%, 10/20/48	677,687	716,452
4.500%, 01/20/49	105,612	111,690
4.500%, 03/20/50	147,144	155,198

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II Pool 5.470%, 08/20/59 (a)	341	341
Government National Mortgage Association (CMO)
0.354%, 1M LIBOR + 0.250%, 10/20/47 (a)	647,726	648,360
0.381%, 1M LIBOR + 0.300%, 08/20/60 (a)	94,823	94,640
0.381%, 1M LIBOR + 0.300%, 09/20/60 (a)	136,441	136,169
0.404%, 1M LIBOR + 0.300%, 05/20/48 (a)	627,203	628,578
0.404%, 1M LIBOR + 0.300%, 06/20/48 (a)	809,840	811,607
0.423%, 1M LIBOR + 0.330%, 07/20/60 (a)	159,088	158,877
0.490%, 1Y H15 + 0.350%, 08/20/66 (a)	2,991,051	2,964,321
0.571%, 1M LIBOR + 0.490%, 02/20/61 (a)	81,774	81,915
0.581%, 1M LIBOR + 0.500%, 12/20/60 (a)	232,458	232,954
0.581%, 1M LIBOR + 0.500%, 02/20/61 (a)	21,023	21,064
0.581%, 1M LIBOR + 0.500%, 04/20/61 (a)	79,052	79,235
0.581%, 1M LIBOR + 0.500%, 05/20/61 (a)	199,214	199,655
0.584%, 1M LIBOR + 0.480%, 01/20/38 (a)	20,968	21,126
0.604%, 1M LIBOR + 0.500%, 07/20/37 (a)	81,730	82,212
0.611%, 1M LIBOR + 0.530%, 06/20/61 (a)	110,870	111,164
0.638%, 1M LIBOR + 0.530%, 12/16/39 (a)	73,508	74,264
0.640%, 1Y H15 + 0.500%, 05/20/66 (a)	2,989,755	2,971,987
0.681%, 1M LIBOR + 0.600%, 10/20/61 (a)	386,681	388,243
0.708%, 1M LIBOR + 0.600%, 11/16/39 (a)	114,844	116,208
0.711%, 1M LIBOR + 0.630%, 01/20/62 (a)	405,280	407,194
0.711%, 1M LIBOR + 0.630%, 03/20/62 (a)	264,339	265,506
0.731%, 1M LIBOR + 0.650%, 05/20/61 (a)	7,361	7,406
0.781%, 1M LIBOR + 0.700%, 11/20/61 (a)	406,676	409,135
0.781%, 1M LIBOR + 0.700%, 01/20/62 (a)	266,665	268,179
1.650%, 01/20/63	11,493	11,524
1.750%, 03/20/63	33,680	33,673
2.500%, 11/20/46	134,778	138,746
2.750%, 02/20/64	1,488,603	1,513,468
2.750%, 05/20/64	656,996	663,011
3.000%, 03/20/63	8,003	8,038
3.250%, 08/20/68	3,114,668	3,219,568
3.500%, 09/20/63	20,255	20,352
4.000%, 12/20/40	1,618,478	1,766,488
4.500%, 05/16/40	45,116	46,273
4.500%, 05/20/40 (b)	3,869	182
4.500%, 12/20/40	1,159,475	1,292,454
5.000%, 12/20/39	3,667,789	4,077,717
5.000%, 03/20/40	1,736,055	1,884,792
5.010%, 09/20/60 (a)	10,951	11,597
5.500%, 04/20/34	197,736	226,773
5.996%, -1 x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	84,824	12,926
8.528%, -1 x 1M LIBOR + 8.667%, 04/20/39 (a)	26,434	26,934

		180,676,475

Federal Agencies—39.7%
Fannie Mae Principal Strip Zero Coupon, 05/15/30	40,000,000	34,570,928
Federal Farm Credit Banks Funding Corp.
0.200%, 01/04/24	10,000,000	9,936,793
1.050%, 11/17/25	5,000,000	4,978,975
1.300%, 05/13/30	20,000,000	19,566,729

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Bank
2.125%, 09/14/29	16,000,000	$16,697,478
3.250%, 11/16/28 (c)	10,000,000	11,171,514
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	8,764,129
Zero Coupon, 09/15/36	10,000,000	7,320,434
Zero Coupon, 12/15/36	45,000,000	32,697,960
0.375%, 05/05/23	8,000,000	7,982,069
6.250%, 07/15/32 (c)	7,568,000	10,872,032
6.750%, 03/15/31	481,000	691,045
Federal National Mortgage Association
Zero Coupon, 11/15/30	10,000,000	8,556,286
0.250%, 05/22/23	12,000,000	11,949,554
0.500%, 06/17/25	8,000,000	7,840,406
0.500%, 11/07/25 (c)	13,000,000	12,683,794
0.625%, 04/22/25	5,000,000	4,930,919
6.625%, 11/15/30	1,430,000	2,019,465
Freddie Mac Strips Zero Coupon, 07/15/32	17,100,000	14,034,113
Resolution Funding Corp. Interest Strip
Zero Coupon, 01/15/29	7,300,000	6,465,671
Zero Coupon, 07/15/29	7,500,000	6,561,567
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	23,523,000	20,507,182
Zero Coupon, 04/15/30	35,000,000	30,256,546
Tennessee Valley Authority
0.750%, 05/15/25	5,000,000	4,931,056
2.875%, 09/15/24 (c)	7,050,000	7,401,608
Tennessee Valley Authority Generic Strip
Zero Coupon, 07/15/29	8,669,000	7,601,076
Zero Coupon, 01/15/34	12,669,000	9,884,554
United States Department of Housing and Urban Development 2.738%, 08/01/25	5,000,000	5,272,420
United States International Development Finance Corp.
1.110%, 05/15/29	6,000,000	5,920,218
1.920%, 12/15/32	10,000,000	10,110,400

		342,176,921

U.S. Treasury—24.8%
U.S. Treasury Bonds
1.875%, 02/15/51	23,600,000	23,349,250
3.000%, 05/15/45	9,200,000	11,003,703
3.000%, 02/15/48	57,310,000	69,949,542
3.625%, 02/15/44	37,000,000	48,150,586
U.S. Treasury Notes
1.375%, 06/30/23	20,000,000	20,237,500
1.500%, 01/15/23	8,000,000	8,087,161
1.500%, 03/31/23	26,000,000	26,317,890
2.625%, 02/15/29	5,700,000	6,162,012

		213,257,644

Total U.S. Treasury & Government Agencies (Cost $727,939,456)		736,111,040

Foreign Government—12.2%
Security Description	Principal Amount*	Value

Sovereign—12.2%
Abu Dhabi Government International Bonds
3.125%, 10/11/27 (144A)	2,860,000	3,071,360
3.125%, 09/30/49 (144A)	10,000,000	10,204,240
Colombia Government International Bond 3.125%, 04/15/31	5,090,000	4,563,694
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	10,985,294
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	5,132,029
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	14,985,337
5.500%, 12/04/23	30,210,000	32,909,095
5.500%, 04/26/24	1,900,000	2,095,491
5.500%, 09/18/33	2,195,000	3,033,742
Mexico Government International Bond 4.500%, 04/22/29	4,650,000	5,173,869
Panama Government International Bonds
3.750%, 03/16/25	2,780,000	2,944,048
4.500%, 04/01/56	750,000	826,133
Peruvian Government International Bond 4.125%, 08/25/27	2,620,000	2,878,751
Poland Government International Bond 3.250%, 04/06/26	2,820,000	3,024,495
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	3,086,829

Total Foreign Government (Cost $109,162,043)		104,914,407

Asset-Backed Securities—0.8%

Asset-Backed - Student Loan—0.8%
Navient Student Loan Trust 0.703%, 1M LIBOR + 0.600%, 07/26/66 (144A) (a)	1,659,528	1,662,721
SLM Student Loan Trust 0.594%, 3M LIBOR + 0.470%, 01/26/26 (a)	5,755,807	5,745,846

Total Asset-Backed Securities (Cost $7,430,624)		7,408,567

Corporate Bonds & Notes—0.6%

Diversified Financial Services—0.6%
Private Export Funding Corp. 0.300%, 04/28/23 (144A) (Cost $3,439,445)	5,000,000	4,967,895

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,412,033	1,451,595

Total Mortgage-Backed Securities (Cost $1,403,181)		1,451,595

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investment—0.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $2,595,053; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $2,647,004.	2,595,053	$2,595,053

Total Short-Term Investments (Cost $2,595,053)		2,595,053

Securities Lending Reinvestments(d)—2.4%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	100,000	99,932

Repurchase Agreements—2.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $2,819,487; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $2,875,875.	2,819,485	2,819,485
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $200,003; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $204,003.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $3,000,008; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $3,060,005.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $400,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $408,188.	400,000	400,000

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,100,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,122,476.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,600,062; collateralized by various Common Stock with an aggregate market value of $1,778,115.	1,600,000	1,600,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $700,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,614.	700,000	700,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $900,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $999,789.	900,000	900,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $500,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $555,605.	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $2,000,028; collateralized by various Common Stock with an aggregate market value of $2,222,278.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $487,824; collateralized by various Common Stock with an aggregate market value of $542,019.	487,805	487,805
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		18,707,290

Mutual Funds—0.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	200,000	200,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(d)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	500,000	$500,000

		1,700,000

Total Securities Lending Reinvestments (Cost $20,507,247)		20,507,222

Total Investments—102.0% (Cost $872,477,049)		877,955,779
Other assets and liabilities (net)—(2.0)%		(17,008,103)

Net Assets—100.0%		$860,947,676

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $19,818,300 and the collateral received consisted of cash in the amount of $20,507,212. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $22,993,045, which is 2.7% of net assets.

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/22/22	(488)	USD	(63,668,750)	$(333,421)
U.S. Treasury Note 5 Year Futures	03/31/22	(60)	USD	(7,258,594)	16,310
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(140)	USD	(20,501,250)	(94,304)

Net Unrealized Depreciation					$(411,415)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$736,111,040	$—	$736,111,040
Total Foreign Government*	—	104,914,407	—	104,914,407
Total Asset-Backed Securities*	—	7,408,567	—	7,408,567
Total Corporate Bonds & Notes*	—	4,967,895	—	4,967,895
Total Mortgage-Backed Securities*	—	1,451,595	—	1,451,595
Total Short-Term Investment*	—	2,595,053	—	2,595,053
Securities Lending Reinvestments
Certificate of Deposit	—	99,932	—	99,932
Repurchase Agreements	—	18,707,290	—	18,707,290
Mutual Funds	1,700,000	—	—	1,700,000
Total Securities Lending Reinvestments	1,700,000	18,807,222	—	20,507,222
Total Investments	$1,700,000	$876,255,779	$—	$877,955,779

Collateral for Securities Loaned (Liability)	$—	$(20,507,212)	$—	$(20,507,212)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,310	$—	$—	$16,310
Futures Contracts (Unrealized Depreciation)	(427,725)	—	—	(427,725)
Total Futures Contracts	$(411,415)	$—	$—	$(411,415)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$877,955,779
Cash collateral on futures contracts	1,161,969
Receivable for:
Fund shares sold	39,286
Interest	3,464,517
Prepaid expenses	2,522

Total Assets	882,624,073
Liabilities
Collateral for securities loaned	20,507,212
Payables for:
Fund shares redeemed	237,022
Variation margin on futures contracts	71,808
Accrued Expenses:
Management fees	292,509
Distribution and service fees	184,816
Deferred trustees’ fees	175,638
Other expenses	207,392

Total Liabilities	21,676,397

Net Assets	$860,947,676

Net Assets Consist of:
Paid in surplus	$876,626,696
Distributable earnings (Accumulated losses)	(15,679,020)

Net Assets	$860,947,676

Net Assets
Class B	$860,947,676
Capital Shares Outstanding*
Class B	79,612,866
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $872,477,049.
(b)	Includes securities loaned at value of $19,818,300.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest	$14,661,144
Securities lending income	58,259

Total investment income	14,719,403
Expenses
Management fees	3,981,205
Administration fees	48,796
Custodian and accounting fees	146,955
Distribution and service fees—Class B	2,313,253
Audit and tax services	71,653
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	37,127
Insurance	7,422
Miscellaneous	14,014

Total expenses	6,711,434
Less management fee waiver	(326,735)

Net expenses	6,384,699

Net Investment Income	8,334,704

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,903,900
Futures contracts	4,629,397

Net realized gain (loss)	9,533,297

Net change in unrealized appreciation (depreciation) on:
Investments	(37,316,477)
Futures contracts	(300,656)

Net change in unrealized appreciation (depreciation)	(37,617,133)

Net realized and unrealized gain (loss)	(28,083,836)

Net Increase (Decrease) in Net Assets From Operations	$(19,749,132)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,334,704	$11,466,175
Net realized gain (loss)	9,533,297	28,150,071
Net change in unrealized appreciation (depreciation)	(37,617,133)	33,259,564

Increase (decrease) in net assets from operations	(19,749,132)	72,875,810

From Distributions to Shareholders
Class B	(19,720,331)	(24,057,567)

Total distributions	(19,720,331)	(24,057,567)

Increase (decrease) in net assets from capital share transactions	(112,863,365)	34,114,441

Total increase (decrease) in net assets	(152,332,828)	82,932,684

Net Assets
Beginning of period	1,013,280,504	930,347,820

End of period	$860,947,676	$1,013,280,504

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	6,705,398	$73,549,299	18,038,009	$202,442,301
Reinvestments	1,836,157	19,720,331	2,149,917	24,057,567
Redemptions	(18,841,307)	(206,132,995)	(17,071,939)	(192,385,427)

Net increase (decrease)	(10,299,752)	$(112,863,365)	3,115,987	$34,114,441

Increase (decrease) derived from capital shares transactions		$(112,863,365)		$34,114,441

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.27	$10.72	$10.26	$10.55	$10.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.13	0.20	0.20	0.19
Net realized and unrealized gain (loss)	(0.32)	0.69	0.55	(0.20)	0.08

Total income (loss) from investment operations	(0.22)	0.82	0.75	0.00	0.27

Less Distributions
Distributions from net investment income	(0.24)	(0.27)	(0.29)	(0.29)	(0.23)

Total distributions	(0.24)	(0.27)	(0.29)	(0.29)	(0.23)

Net Asset Value, End of Period	$10.81	$11.27	$10.72	$10.26	$10.55

Total Return (%) (b)	(1.97)	7.68	7.49	(0.06)	2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.73	0.72	0.71
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.70	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	0.90	1.13	1.92	1.99	1.76
Portfolio turnover rate (%)	35 (d)	75 (d)	196 (d)	240 (d)	187 (d)
Net assets, end of period (in millions)	$860.9	$1,013.3	$930.3	$960.4	$1,087.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 30%, 57%, 114%, 69%, and 111% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $2,595,053. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,707,290. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agency in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$16,310	Unrealized depreciation on futures contracts (a)	$427,725

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$4,629,397

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(300,656)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$65,033,099
Futures contracts short	(97,746,974)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$310,039,406	$4,994,750	$377,994,068	$14,029,913

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$41,884,115	$48,554,471

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$3,981,205	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Additionally, for the period April 30, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset Management U.S. Government Portfolio, a series of the Brighthouse Funds Trust II also advised by the Subadviser. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$883,876,163

Gross unrealized appreciation	14,784,585
Gross unrealized (depreciation)	(21,116,384)

Net unrealized appreciation (depreciation)	$(6,331,799)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$19,720,331	$24,057,567	$—	$—	$19,720,331	$24,057,567

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,442,707	$—	$(6,331,799)	$(25,614,289)	$(15,503,381)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $29,042 and accumulated long-term capital losses of $25,585,247.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $2,412,002.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Western Asset Management Government Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Government Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Government Income Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTI-28

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTI-29

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Western Asset Management Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Government Bond Index, for the one- and three-year periods ended October 31, 2021 and performed equal to the same benchmark for the five-year period ended October 31, 2021. The Board further considered that the Portfolio underperformed its blended benchmark for the three- and five-year periods ended October 31, 2021 and outperformed the same benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2021, the American Funds Growth Portfolio had a return of 21.62% for Class C versus 28.71% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	21.62	25.06	19.34
S&P 500 Index	28.71	18.48	16.55

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class C (a)	Actual	0.91%	$1,000.00	$1,079.30	$4.77
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,174,250,000)	14,987,781	$1,912,141,091

Total Investments—100.1% (Cost $1,174,250,000)		1,912,141,091
Other assets and liabilities (net)—(0.1)%		(1,147,140)

Net Assets—100.0%		$1,910,993,951

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,912,141,091	$—	$—	$1,912,141,091
Total Investments	$1,912,141,091	$—	$—	$1,912,141,091

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$1,912,141,091
Receivable for:
Fund shares sold	1,550,184
Prepaid expenses	5,238

Total Assets	1,913,696,513
Liabilities
Payables for:
Affiliated investments purchased	1,100,792
Fund shares redeemed	441,879
Accrued Expenses:
Distribution and service fees	879,808
Deferred trustees’ fees	189,880
Other expenses	90,203

Total Liabilities	2,702,562

Net Assets	$1,910,993,951

Net Assets Consist of:
Paid in surplus	$847,192,203
Distributable earnings (Accumulated losses)	1,063,801,748

Net Assets	$1,910,993,951

Net Assets
Class C	$1,910,993,951
Capital Shares Outstanding*
Class C	119,964,946
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$15.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,174,250,000.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from Master Fund	$8,445,710

Total investment income	8,445,710
Expenses
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class C	10,089,422
Audit and tax services	32,010
Legal	43,863
Trustees’ fees and expenses	51,036
Shareholder reporting	41,254
Insurance	12,116
Miscellaneous	14,353

Total expenses	10,342,525

Net Investment Loss	(1,896,815)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	97,101,126
Capital gain distributions from Master Fund	231,545,128

Net realized gain (loss)	328,646,254

Net change in unrealized appreciation on affiliated investments	32,411,339

Net realized and unrealized gain (loss)	361,057,593

Net Increase (Decrease) in Net Assets From Operations	$359,160,778

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,896,815)	$(185,928)
Net realized gain (loss)	328,646,254	132,057,105
Net change in unrealized appreciation (depreciation)	32,411,339	491,055,293

Increase (decrease) in net assets from operations	359,160,778	622,926,470

From Distributions to Shareholders
Class C	(131,030,926)	(163,819,735)

Total distributions	(131,030,926)	(163,819,735)

Increase (decrease) in net assets from capital share transactions	(58,810,149)	(46,446,651)

Total increase (decrease) in net assets	169,319,703	412,660,084

Net Assets
Beginning of period	1,741,674,248	1,329,014,164

End of period	$1,910,993,951	$1,741,674,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class C
Sales	11,343,793	$171,029,773	10,490,314	$117,731,306
Reinvestments	9,169,414	131,030,926	16,187,721	163,819,735
Redemptions	(23,896,915)	(360,870,848)	(28,945,155)	(327,997,692)

Net increase (decrease)	(3,383,708)	$(58,810,149)	(2,267,120)	$(46,446,651)

Increase (decrease) derived from capital shares transactions		$(58,810,149)		$(46,446,651)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$14.12	$10.58		$9.59	$11.19	$9.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.00	) (b)	0.04	0.01	0.02
Net realized and unrealized gain (loss)	2.95	4.92		2.62	0.12	2.58

Total income (loss) from investment operations	2.93	4.92		2.66	0.13	2.60

Less Distributions
Distributions from net investment income	0.00	(0.10)		(0.05)	(0.05)	(0.05)
Distributions from net realized capital gains	(1.12)	(1.28)		(1.62)	(1.68)	(1.18)

Total distributions	(1.12)	(1.38)		(1.67)	(1.73)	(1.23)

Net Asset Value, End of Period	$15.93	$14.12		$10.58	$9.59	$11.19

Total Return (%) (c)	21.62	51.63		30.34	(0.50)	27.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.56	0.57		0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.01)		0.42	0.11	0.16
Portfolio turnover rate (%)	13	5		9	12	11
Net assets, end of period (in millions)	$1,911.0	$1,741.7		$1,329.0	$1,093.2	$1,232.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company , an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2021, the Portfolio owned approximately 4.2% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$272,973,480	$0	$233,034,187

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
American Funds Growth Fund (Class 1)	$1,742,689,333	$272,973,480	$(233,034,187)	$97,101,126	$32,411,339	$1,912,141,091

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2021
American Funds Growth Fund (Class 1)	$231,545,128	$8,445,710	14,987,781

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,174,314,502

Gross unrealized appreciation	737,826,589
Gross unrealized (depreciation)	—

Net unrealized appreciation (depreciation)	$737,826,589

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$11,541,030	$131,030,926	$152,278,705	$131,030,926	$163,819,735

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,415,554	$317,749,487	$737,826,589	$—	$1,063,991,630

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-10

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreement, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreement, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-13

American Funds Insurance Series® Annual report for the year ended December 31, 2021

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

50	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

71	New World Fund®

84	Washington Mutual Investors FundSM

89	Capital World Growth and Income Fund®

98	Growth-Income Fund

104	International Growth and Income Fund

110	Capital Income Builder®

125	Asset Allocation Fund

155	Global Balanced Fund

169	The Bond Fund of America®

195	Capital World Bond Fund®

216	American High-Income Trust®

235	American Funds Mortgage Fund®

243	Ultra-Short Bond Fund

245	U.S. Government Securities Fund®

253	Managed Risk Growth Fund

255	Managed Risk International Fund

257	Managed Risk Washington Mutual Investors Fund

259	Managed Risk Growth-Income Fund

261	Managed Risk Asset Allocation Fund

263	Financial statements

Fellow investors:

Global stocks rallied for the third year in a row, rising 18.54% as measured by the MSCI ACWI (All Country World Index).1,2 Market optimism due to massive government stimulus measures and pent-up consumer demand was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. Energy stocks generated the largest returns, rising more than 40% as oil prices rebounded from the pandemic lows of 2020. Information technology stocks also posted impressive gains, rising nearly 30%. All major sectors enjoyed positive returns but some traditionally defensive sectors, including utilities and consumer staples, trailed significantly behind the overall market gains.

U.S. equities surged as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020, with an increase of 26.67% recorded by the MSCI USA Index.1,3 Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit. Most U.S. fixed income markets were slightly down as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%.

European stocks rallied for some of the same reasons, though not as strongly as the U.S. All sectors registered positive gains for the year, supported by pent-up consumer demand and a strong rebound in manufacturing activity. Overall, the MSCI Europe Index rose 16.30%.1,4 Elsewhere among developed markets, Japanese equities lagged developed markets, weighed down by supply chain disruptions and the economic impact of COVID-19. The MSCI Japan Index1,5 rose 1.71% in U.S. dollar terms, held back partly by the weaker yen. The Japanese currency, which declined 10% against the U.S. dollar, lost appeal amid rising yields in the U.S. and Europe.

Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector. Overall, the MSCI Emerging Markets Investable Market Index finished essentially flat for the year.1,6 In China, a government crackdown in the technology, education and online gaming sectors led to a sweeping selloff.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends net of withholding taxes.
[4]	MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan. Results reflect dividends net of withholding taxes.
[6]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

Meanwhile, China’s economy decelerated amid a broad policy attempt to promote equality and stability, known as common prosperity.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied. The Bloomberg U.S. Corporate Investment Grade Index7,8 lost 1.04% and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7,9 gained 5.26%. More broadly, the Bloomberg Global Aggregate Index7,10 was down 4.71%, while the Bloomberg U.S. Aggregate Index7,11 declined 1.54%. The J.P. Morgan Emerging Markets Bond Index – Global12 was down 1.51%.

In foreign exchange markets, a strong U.S. dollar continued to get stronger, particularly as the Fed indicated it might raise interest rates three times in 2022. For the year, the dollar posted significant gains against the euro, the yen and most other currencies.

Looking ahead

The future path for stocks remains difficult to anticipate, as always. Investors are counting on the economic recovery to continue, as vaccines and natural immunity reduce the impact of the coronavirus. Earnings growth will likely remain strong. Investors would also like to see a continuation of supportive fiscal and monetary policies from the government. This latter point has been thrown into question recently, as inflation experienced its largest 12-month increase in decades (nearly 7% as of November 30). In response, the Fed has said it will be as active as necessary to combat inflation that is not transitory, including by raising interest rates numerous times. A moderate rise in rates likely will be digested just fine, but if rates rise too much, we would expect to see a meaningful drop in valuation, particularly among high-multiple growth stocks that have done so well for a number of years now. Given our long investment horizon, we will continue to focus on finding those companies with the best fundamentals and the best risk versus return trade-offs, and remain confident that we will find plenty of attractive securities in this environment. If volatility rises in the coming year, we will remain committed to our process and look for opportunities.

Our time-tested process is based on extensive research, a long-term outlook and close attention to valuation, and has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro
Co-President

February 14, 2022

[7]	Source: Bloomberg Index Services Ltd.
[8]	Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[9]	Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]	JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. This waiver will be in effect through at least May 1, 2022, for all funds except International Growth and Income Fund, which will be in effect through at least December 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursements will be in effect through at least May 1, 2022, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund advanced 16.72% for the 12 months ended December 31, 2021, compared with an 18.54% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection within the health care sector was the top driver of additive returns. Compared to the index, weightings in information technology sector firms ASML and Microsoft benefitted the fund and were among its top contributors to relative returns. The biggest drag on relative returns was PayPal, also in the information technology sector, where returns lagged the market for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Japan were among the top contributors to results, while stocks of companies based in Hong Kong and the United States were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	16.72%	20.00%	15.95%	11.24%	.55%	.42%
Class 1A	16.45	19.71	15.67	10.96	.80	.67
Class 2	16.42	19.70	15.66	10.96	.80	.67
Class 4	16.14	19.39	15.41	10.70	1.05	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 6.98% for the 12 months ended December 31, 2021. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 16.10%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection in the utilities sector contributed the most to relative returns. An investment in health care sector firm GW Pharmaceuticals was among the fund’s top individual contributors over the period, as the stock widely outpaced the broader market. On the downside, health care company Haemonetics lagged the broader market and the fund’s holdings in its stock detracted from returns.

Investments in companies domiciled in India and Taiwan were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. The fund is supported by an unparalleled global research effort that carefully selects each holding based on careful analysis of companies and substantial interactions with their managements, suppliers and customers. As always, we maintain our commitment to investing for the long term.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	6.98%	15.74%	12.79%	10.37%	.74%	.65%
Class 1A	6.73	15.47	12.52	10.10	.99	.90
Class 2	6.74	15.45	12.51	10.10	.99	.90
Class 4	6.43	15.16	12.24	9.83	1.24	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 22.30% for the 12 months ended December 31, 2021, compared with a 28.71% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

The fund’s top contributors in relative terms were the consumer discretionary and consumer staples sectors. Investments in Tesla and ASML, both of which outpaced the broader market, were additive to relative results. On the downside, an investment in RingCentral and a lower-than-benchmark position in Nvidia, which outpaced the market, detracted from relative returns.

As both the pandemic and economic growth continue, portfolio managers and analysts are considering whether shortages of supplies and labor will continue to drive both prices and interest rates higher. For growth companies in this environment, the bigger the disconnect between sales and cash flow growth, the more vulnerable the securities. The fund’s managers and research team will continue to appraise this economic environment in search of attractive opportunities for capital appreciation.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	22.30%	25.75%	20.01%	14.06%	.35%
Class 1A	21.97	25.45	19.72	13.78	.60
Class 2	21.97	25.43	19.71	13.78	.60
Class 3	22.07	25.52	19.80	13.86	.53
Class 4	21.69	25.12	19.44	13.50	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 1.23% for the 12 months ended December 31, 2021. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), gained 7.82%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Regarding the fund, investments in the energy and utilities sectors boosted relative returns. Within individual securities, a higher-than-index position in ABN AMRO Bank was additive to returns as the stock outpaced the wider market. On the downside, some investments within the health care and financials sectors hindered relative returns. Among individual securities, Brazilian cloud technology platform StoneCo was a top detractor as its stock lagged the broader market.

Looking ahead, economic growth prospects are strong, particularly in developed markets, despite the continued rise in infection rates of COVID-19 led by the omicron variant. Fund managers note that while emerging markets were hit hard during the pandemic, the worst may be behind them, and economic recovery seems to be progressing well. Counter-balancing optimism for a global economic recovery is the potential for a further rise in inflation, which may dampen the real returns of financial assets. Given this backdrop, the portfolio managers have different views about how to position their portfolios, but as always, within the context of fundamental research behind each decision.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–1.23%	9.91%	8.40%	8.08%	.55%
Class 1A	–1.47	9.64	8.14	7.81	.80
Class 2	–1.49	9.63	8.13	7.81	.80
Class 3	–1.39	9.71	8.20	7.89	.73
Class 4	–1.71	9.37	7.88	7.55	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 5.16% for the 12 months ended December 31, 2021. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 18.54%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), declined by 2.54%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection within the materials sector was beneficial to the fund. Taiwan-based technology firm Silergy was a top contributor, with its stock sharply outpacing the broader market. On the downside, stock selection within the financials and information technology sectors were the largest detractors from relative returns. Among individual security selection, a position in Brazil-based payments firm PagSeguro was a top detractor.

The fund’s portfolio managers remain focused on companies that could benefit from broader secular trends in emerging markets. These include a mix of faster growing companies in digital-oriented industries and those companies with dominant market positions and pricing power.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	5.16%	13.53%	8.94%	8.98%	.74%	.57%
Class 1A	4.90	13.25	8.67	8.71	.99	.82
Class 2	4.92	13.25	8.67	8.71	.99	.82
Class 4	4.63	12.96	8.41	8.44	1.24	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors FundSM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund gained 28.12% for the 12 months ended December 31, 2021, compared to the 28.71% return of its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

Regarding the fund, the energy and health care sectors were top contributors to relative returns. Within individual securities, information technology firm Broadcom was additive to results, with a higher-than-index position and returns that outpaced the broader market. On the downside, investments within the materials sector dragged on results. Among individual securities, media company Comcast hindered fund returns as its stock lagged the broader market.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, the path of the pandemic, inflation, and the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors FundSM (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	28.12%	12.79%	14.04%	7.78%	.42%	.27%
Class 1A	27.70	12.51	13.76	7.51	.67	.52
Class 2	27.78	12.50	13.75	7.50	.67	.52
Class 4	27.51	12.22	13.53	7.27	.92	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund advanced 15.03% for the 12 months ended December 31, 2021, compared with an 18.54% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

The relative results of the information technology sector benefitted from security selection. Semiconductor and wireless company Broadcom was the top contributor to results, with results that outpaced the broader market. On the downside, some investments in the financials sector hindered returns. A smaller-than-index position in Apple, which had strong returns for the year, dragged on relative results.

On a geographical basis, stocks domiciled in Japan and France contributed the most to relative returns, while holdings in Brazil and India dragged.

Looking ahead, strong economic recovery in developed markets followed by emerging markets is likely to lead to earnings and dividend support for stocks. Many of the companies that held back dividends are either reinstating or increasing payouts given the strong earnings backdrop. Against this optimistic scenario, the market is grappling with the prospect of sharply higher inflation, which could dampen real returns of financial assets. The portfolio managers work closely with the economic research team to keep abreast of developments in inflation and other macro-economic factors. But as ever, each portfolio manager endeavors to build the portfolio based on the fundamentals of each company.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	15.03%	13.55%	11.92%	8.11%	.63%	.42%
Class 1A	14.71	13.30	11.66	7.85	.88	.67
Class 2	14.78	13.27	11.63	7.84	.88	.67
Class 4	14.46	12.99	11.39	7.59	1.13	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 24.42% for the 12 months ended December 31, 2021, compared with a 28.71% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

Regarding the fund, investments in the energy and communication services sectors were additive to the fund’s relative returns. Within individual stock selection, a higher-than-index position in information technology firm Broadcom was a top contributor, as the stock outpaced the broader market.

On the downside, information technology and real estate sector investments were a drag on relative returns. An investment in media firm Comcast hindered results as its shares lagged the broader market over the period.

Looking forward, the fund’s portfolio managers are monitoring several crosscurrents in the investing environment. A further reduction in COVID-19 restrictions would be positive for economic activity in 2022. On the other hand, higher inflation is causing the Fed to plan for interest rate hikes, which might bring additional volatility to equity markets. The fund’s portfolio managers and analysts will look for good investments that could generate superior long term returns for shareholders.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	24.42%	16.68%	15.70%	11.84%	.29%
Class 1A	24.08	16.41	15.42	11.57	.54
Class 2	24.10	16.39	15.42	11.57	.54
Class 3	24.18	16.48	15.50	11.64	.47
Class 4	23.80	16.10	15.14	11.29	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund advanced 5.64% for the 12 months ended December 31, 2021, compared with a 7.82% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Regarding the fund, stock selection in the consumer discretionary and consumer staples sectors was additive to relative results. Among individual securities, financials firm ING Groep of the Netherlands was a top contributor, thanks to returns that outpaced the broader market. On the downside, stock selection in the industrials and health care sectors detracted from the fund’s relative returns. An investment in Shanghai International Airport, in the industrials sector, dragged on results.

The fund’s portfolio managers follow global economic and geopolitical uncertainties with an aim to preserve value in any potential market correction while preparing to take advantage of buying opportunities as they arise.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Gross expense ratio	Net expense ratio

Class 1	5.64%	9.02%	7.22%	8.80%	.75%	.53%
Class 1A	5.39	8.78	6.97	8.54	1.00	.78
Class 2	5.37	8.76	6.95	8.53	1.00	.78
Class 4	5.09	8.49	6.72	8.28	1.25	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least December 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 15.31% for the 12 months ended December 31, 2021. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 gained 12.25%. The MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 18.54%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined 1.54%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, was up 16.79%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was at times tempered by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

U.S. fixed income markets were mixed as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

In the equity portfolio, the top contributors in relative terms were the consumer discretionary and energy sectors. A higher-than-benchmark position in semiconductor and wireless company Broadcom was a top contributor to relative returns. On the downside, the utilities sector dragged on relative returns. Among the fund’s top individual detractors was its investment in health care firm Amgen, which lagged the broader market.

The fund’s fixed income portfolio added to relative returns, due primarily to duration, sector positioning and security selection.

The fund’s portfolio managers believe there will be ongoing progress toward a post-pandemic reality, despite the emergence of new variants, that will tend toward a normalization of monetary policies. Within this environment and the divergence in performance between the U.S. and global markets, the fund remains well positioned to use its geographic flexibility to pursue opportunities around the world. We believe the fund’s holdings should continue to benefit from the uptick in inflationary pressure, thanks to its exposure to energy and resource stocks. Against this backdrop, we remain loyal to the fund’s objective and optimistic about the dividend-paying companies with growing dividends we have selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20215

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	15.31%	8.53%	5.89%	.52%	.27%
Class 1A	14.95	8.25	5.62	.77	.52
Class 2	14.94	8.26	5.71	.77	.52
Class 4	14.68	7.97	5.36	1.02	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 15.40% for the 12 months ended December 31, 2021. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 gained 15.86%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 28.71%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined by 1.54%.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

U.S. fixed income markets were mixed as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Investments in the financials sector were additive to returns. Positions in Broadcom and ASML, in the information technology sector, were top contributors to relative results with returns that outpaced the general market. On the downside, stock selection in the health care sector dragged on returns, while a smaller-than-index position in Alphabet detracted from relative returns.

The fund’s fixed income investments were additive to relative returns due to sector positioning and security selection.

As ever, the portfolio managers are focused on finding outstanding long-term investment opportunities wherever they are. Perhaps more than ever before given the myriad challenges of the pandemic, Capital’s extensive and in-depth research capabilities help provide multi-faceted and high-quality perspectives on what we believe is happening at the company and industry level.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20214

	1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

Class 1	15.40%	11.99%	11.60%	8.96%	.30%
Class 1A	15.13	11.73	11.33	8.69	.55
Class 2	15.10	11.71	11.33	8.69	.55
Class 3	15.22	11.79	11.41	8.77	.48
Class 4	14.84	11.43	11.10	8.43	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. The 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 11.05% for the 12 months ended December 31, 2021. During the same period, the index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 gained 8.78%. The MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased 18.54%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 4.71%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was at times tempered by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied.

In the fund’s equity portfolio, stock selection in the consumer discretionary sector was additive to relative results. Investments in information technology firms ASML and Broadcom were top contributors to results. On the downside, stock selection in the financials sector detracted from relative returns. An investment in Brazil-based payments company PagSeguro was a drag on results.

The fund’s fixed income investments detracted from relative returns overall, with currency hedging and duration positioning the primary factors. Within the fixed income portfolio, sector positioning and unhedged currency were additive to relative returns.

Global supply chain issues, the rising interest rate environment and the diminishing potential for further U.S. fiscal stimulus are among the issues fund managers are monitoring. In this environment, we continue to focus on global research and stock-by-stock, bottom-up fundamental analysis.

26	American Funds Insurance Series

Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20214

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	11.05%	10.86%	8.44%	7.28%	.73%	.51%
Class 1A	10.83	10.64	8.19	7.04	.98	.76
Class 2	10.79	10.59	8.16	7.01	.98	.76
Class 4	10.46	10.31	8.02	6.85	1.23	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 0.14% for the 12 months ended December 31, 2021. In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined 1.54%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Over the period, the largest contributions to relative results came from sector selection followed by security selection and duration positioning. Within sector selection, positions in Treasury Inflation Protected Securities (TIPS) and a modest position in high yield bonds helped relative results. Duration and curve positioning within MBS were detractors over the period.

Portfolio managers have begun reducing risk by upgrading the credit quality and improving the liquidity of the portfolio. This will enable managers to take advantage of future volatility by purchasing bonds when prices look more attractive at that time. Yields have moved higher in anticipation of the Federal Reserve hiking interest rates in the face of high inflation. If yields continue to move higher beyond what managers believe is a reasonable expectation for Fed hikes, managers will likely increase the portfolios’ interest rate exposure.

Managers expect the U.S. economy to maintain momentum on the back of strong consumer spending and business investment, even amid elevated inflation and the prospect of the Fed raising interest rates early in 2022. Although the portfolio is currently positioned toward further economic growth, managers anticipate a high level of uncertainty and a rise in market volatility over the coming year. As such, careful, research-driven security selection will continue to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–0.14%	4.49%	3.52%	4.73%	.40%	.20%
Class 1A	–0.36	4.25	3.27	4.47	.65	.45
Class 2	–0.31	4.25	3.27	4.47	.65	.45
Class 4	–0.59	3.96	3.02	4.21	.90	.70

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 4.73% for the 12 months ended December 31, 2021. This is compared to the fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above) and was down 4.71%.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied.

Sector and security selection contributed positively to the fund’s relative returns over the period. Government bonds from Japan and France were among the top individual contributors to returns, while a holding in Danish mortgage-backed securities was a top detractor.

As growth in the U.S. moderates, the fund’s portfolio managers will seek to identify long-term investments around the world such as in emerging markets where sovereign, corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers will maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	–4.73%	3.74%	2.32%	3.85%	.60%	.50%
Class 1A	–4.88	3.53	2.09	3.61	.85	.75
Class 2[4]	–4.92	3.49	2.07	3.60	.85	.75
Class 4	–5.18	3.24	1.85	3.37	1.10	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust gained 8.74% for the 12 months ended December 31, 2021. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, gained 5.26%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Regarding the fund, security selection contributed positively to relative returns over the period. In particular, security selection within the energy and consumer sectors were additive to results. Conversely, investments within electric utilities detracted from relative returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market and that fiscal and monetary support prompted by the pandemic — combined with synchronous global growth as economies gradually reopen — will help mitigate adverse impacts of the pandemic. We continue to monitor these themes and believe that high-yield bonds will be supported by stronger economic growth and low real interest rates.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	8.74%	6.86%	6.49%	8.66%	.52%	.30%
Class 1A	8.42	6.62	6.23	8.39	.77	.55
Class 2	8.42	6.58	6.23	8.38	.77	.55
Class 3	8.60	6.67	6.30	8.46	.70	.48
Class 4	8.18	6.32	6.01	8.13	1.02	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Refinitiv Lipper. Results for the Lipper averages do not reflect sales charges. Lipper averages track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund declined 0.32% for the 12 months ended December 31, 2021, while the Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, declined 1.04%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Duration positioning and sector selection contributed to the fund’s relative returns over the period. In particular, the fund benefited from a lower duration than the benchmark, which more than offset losses due to the fund’s relative curve position. In addition, the fund benefitted from a lower-than-benchmark weighting in mortgages and U.S. Treasury Inflation Protected Securities (TIPS).

The portfolio managers remain focused on meeting the fund’s core objectives of providing current income and protecting capital. A series of rate hikes are expected to start in early 2022, as the Fed will want to restrain the inflationary dynamics currently building in the economy. In addition, the Fed will complete its quantitative easing purchase program in 2022 and will likely soon begin shrinking its balance sheet by allowing some of its mortgages and Treasuries to mature without replacement via reinvestment. The fund is positioned conservatively as the combination of rate hikes and a shrinking Fed balance sheet may be very disruptive to markets. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–0.32%	2.76%	2.50%	2.79%	.49%	.26%
Class 1A	–0.47	2.53	2.25	2.54	.74	.51
Class 2	–0.57	2.51	2.25	2.54	.74	.51
Class 4	–0.78	2.25	2.04	2.33	.99	.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund declined 0.35% for the 12 months ended December 31, 2021, compared with a 0.10% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

As a consequence of the conservative orientation of the fund, it typically invests in both shorter duration and higher quality securities relative to the index. Against the backdrop of the low interest rate environment that persisted throughout 2021, particularly in the front end of the U.S. government yield curve, the fund’s relatively shorter duration and higher quality investments, compared with the index, impacted its relative results.

Short-term interest rates are near zero and have been since the Federal Reserve cut rates in March 2020. The current low interest rate environment may persist, as uncertainty regarding the coronavirus continues even with positive news on the vaccine front.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Net expense ratio

Class 1	–0.35%	0.82%	0.33%	3.21%	.37%
Class 1A	–0.27	0.84	0.21	2.99	.62
Class 2	–0.55	0.58	0.08	2.96	.62
Class 3	–0.45	0.67	0.15	3.03	.55
Class 4	–0.72	0.34	–0.09	2.72	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

Commercial paper	68.9%
U.S. Treasury bills	17.7
Federal agency bills & notes	11.3
Other assets less liabilities	2.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 0.44% for the 12 months ended December 31, 2021, while the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 1.77%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Duration positioning and sector selection contributed to the fund’s relative returns over the period. In particular, the fund benefited from a lower duration than the benchmark which more than offset losses due to the fund’s curve position. In addition, the fund benefitted from its position in U.S. Treasury Inflation Protected Securities (TIPS) and a lower-than-benchmark weighting in mortgages.

A series of rate hikes are expected to start in early 2022, as the Fed will want to restrain the inflationary dynamics currently building in the economy. In addition, the Fed will complete its quantitative easing purchase program in 2022 and will likely soon begin shrinking its balance sheet by allowing some of its mortgages and Treasuries to mature without replacement via reinvestment. The fund is positioned conservatively as the combination of rate hikes and a shrinking Fed balance sheet may be very disruptive to markets. More attractive valuations for Treasury and mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20212

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–0.44%	3.55%	2.55%	5.65%	.40%	.22%
Class 1A	–0.65	3.32	2.31	5.39	.65	.47
Class 2	–0.62	3.30	2.29	5.39	.65	.47
Class 3	–0.62	3.37	2.37	5.46	.58	.40
Class 4	–0.88	3.04	2.08	5.14	.90	.72

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2021	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 13.08% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 20.66%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and consumer staples sectors were top contributors to relative returns, while stock selection in the information technology and communication services sectors detracted. The return of the underlying The Bond Fund of America detracted from relative returns.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	13.08%	18.19%	12.70%	.74%	.69%
Class P2	12.89	17.90	12.38	.99	.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 3.92% for the 12 months ended December 31, 2021, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which rose 8.67%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), increased 7.82%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the energy sector were the top contributor to relative returns. Stock selection in the financials and health care sectors detracted from relative results, as did the return of the underlying The Bond Fund of America.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–3.92%	6.31%	2.91%	.95%	.87%
Class P2	–4.13	5.95	2.55	1.20	1.12

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.46% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index – Moderate1 gained 17.71%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%

The fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s investments in the energy sector were the top contributor to relative returns due to their higher-than-index position. Investments in the health care sector were also additive, while stock selection in the materials sector detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	17.46%	7.37%	7.27%	.73%	.68%
Class P2	17.11	7.01	6.91	.98	.93

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.32% for the 12 months ended December 31, 2021, compared to the S&P 500 Managed Risk Index – Moderate,1 which rose 17.71%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the energy sector were the top contributor to relative returns. Investments in the communication services sector also were a top contributor due to their higher-than-benchmark position, while the information technology and real estate sectors detracted from results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20213

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	15.32%	12.35%	9.78%	.68%	.63%
Class P2	15.05%	12.08%	9.47%	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 12.82% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index – Moderate Conservative1 was up 15.01%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector were additive to relative returns due to their higher-than-benchmark position and stock selection, while stock selection in the health care and information technology sectors detracted. On a country level, the fund’s investments in the Netherlands were additive to relative returns.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20214

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	12.82%	9.21%	8.30%	.70%	.65%
Class P2	12.50	8.94	8.04	.95	.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2021

Common stocks 92.85%	Shares	Value (000)
Information technology 31.97%
ASML Holding NV	548,945	$441,669
ASML Holding NV (New York registered) (ADR)	280,900	223,636
Microsoft Corp.	1,862,700	626,462
Taiwan Semiconductor Manufacturing Company, Ltd.	23,830,000	529,709
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	16,843
Adyen NV1	61,300	161,320
PayPal Holdings, Inc.[1]	846,600	159,652
Broadcom, Inc.	154,665	102,916
Applied Materials, Inc.	520,137	81,849
Adobe, Inc.[1]	135,000	76,553
MongoDB, Inc., Class A1	139,000	73,580
Amphenol Corp., Class A	747,000	65,333
EPAM Systems, Inc.[1]	97,100	64,906
Samsung Electronics Co., Ltd.	785,100	51,713
Fiserv, Inc.[1]	465,403	48,304
Hexagon AB, Class B	2,920,500	46,428
Keyence Corp.	71,000	44,613
Zendesk, Inc.[1]	419,500	43,750
Advanced Micro Devices, Inc.[1]	272,800	39,256
PagSeguro Digital, Ltd., Class A1	1,094,000	28,685
Mastercard, Inc., Class A	62,500	22,457
NVIDIA Corp.	67,000	19,705
Shopify, Inc., Class A, subordinate voting shares[1]	14,000	19,283
DocuSign, Inc.[1]	106,750	16,259
Visa, Inc., Class A	70,197	15,212
Network International Holdings PLC[1]	3,731,800	14,760
Amadeus IT Group SA, Class A, non-registered shares[1]	177,201	12,032
Sinch AB1	894,000	11,387
Worldline SA, non-registered shares[1]	146,850	8,194
		3,066,466

Consumer discretionary 18.19%
Amazon.com, Inc.[1]	131,000	436,799
Chipotle Mexican Grill, Inc.[1]	139,400	243,706
LVMH Moët Hennessy-Louis Vuitton SE	158,900	131,520
Floor & Decor Holdings, Inc., Class A1	914,698	118,920
Domino’s Pizza, Inc.	196,700	111,004
NIKE, Inc., Class B	400,000	66,668
Prosus NV, Class N	760,993	63,706
Booking Holdings, Inc.[1]	24,600	59,021
Renault SA1	1,688,781	58,728
D’Ieteren Group[1]	226,000	44,153
Compagnie Financière Richemont SA, Class A	291,500	43,811
Home Depot, Inc.	92,275	38,295
Domino’s Pizza Enterprises, Ltd.	430,000	36,925
Xpeng, Inc., Class A (ADR)[1]	671,711	33,807
Coupang, Inc., Class A1	1,106,454	32,508
MercadoLibre, Inc.[1]	21,200	28,586
IDP Education, Ltd.	1,028,700	25,933
Melco Resorts & Entertainment, Ltd. (ADR)[1]	2,127,000	21,653
Stellantis NV	1,096,000	20,811
EssilorLuxottica	94,200	20,081
Evolution AB	140,000	19,927
YUM! Brands, Inc.	120,000	16,663
Moncler SpA	217,370	15,843
Entain PLC[1]	665,250	15,155
MGM China Holdings, Ltd.[1]	19,792,000	12,006
Wynn Macau, Ltd.[1,2]	14,070,000	11,494
Arrival Group[1,2]	1,253,000	9,297
Farfetch, Ltd., Class A1	223,000	7,455
		1,744,475

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 12.78%
DexCom, Inc.[1]	253,000	$135,848
UnitedHealth Group, Inc.	259,600	130,356
Mettler-Toledo International, Inc.[1]	65,000	110,319
Pfizer, Inc.	1,479,000	87,335
AstraZeneca PLC	646,300	75,915
Cigna Corp.	330,319	75,851
Regeneron Pharmaceuticals, Inc.[1]	95,036	60,017
Tandem Diabetes Care, Inc.[1]	379,084	57,060
Fisher & Paykel Healthcare Corp., Ltd.	2,188,000	49,093
Merck & Co., Inc.	620,000	47,517
CVS Health Corp.	371,000	38,272
Danaher Corp.	97,700	32,144
Silk Road Medical, Inc.[1]	702,000	29,912
Zoetis, Inc., Class A	116,300	28,381
NovoCure, Ltd.[1]	340,000	25,527
Eli Lilly and Company	87,100	24,059
Catalent, Inc.[1]	175,900	22,520
Dechra Pharmaceuticals PLC	283,000	20,398
Humana, Inc.	43,000	19,946
Bayer AG	363,860	19,470
Virbac SA1	37,800	18,269
Genus PLC	270,000	18,046
Coloplast A/S, Class B	93,950	16,555
Bachem Holding AG, Class B	20,300	15,951
Olympus Corp.	665,800	15,335
Novartis AG	165,600	14,590
Sanofi	135,000	13,615
Vertex Pharmaceuticals, Inc.[1]	49,500	10,870
Rede D’Or Sao Luiz SA	1,073,663	8,641
Organon & Co.	62,000	1,888
Viatris, Inc.	110,678	1,497
Zai Lab, Ltd. (ADR)[1]	9,000	566
		1,225,763

Financials 8.56%
Tradeweb Markets, Inc., Class A	1,685,360	168,772
AIA Group, Ltd.	10,109,600	101,906
Kotak Mahindra Bank, Ltd.	2,915,200	70,437
JPMorgan Chase & Co.	426,800	67,584
Allfunds Group PLC[1]	2,890,300	56,914
AXA SA	1,692,893	50,468
Société Générale	1,011,450	34,782
Prudential PLC	1,773,082	30,587
Citigroup, Inc.	497,600	30,050
Moscow Exchange MICEX-RTS PJSC	12,640,000	25,786
Ping An Insurance (Group) Company of China, Ltd., Class H	3,254,000	23,432
BlackRock, Inc.	23,900	21,882
HDFC Life Insurance Company, Ltd.	2,289,515	20,006
QBE Insurance Group, Ltd.	2,013,000	16,623
Aon PLC, Class A	55,000	16,531
Bank of America Corp.	355,100	15,798
CME Group, Inc., Class A	69,087	15,784
FinecoBank SpA	893,000	15,692
Banco Santander, SA	4,347,024	14,553
Macquarie Group, Ltd.	95,800	14,316
Lufax Holding, Ltd. (ADR)[1]	966,000	5,439
Jackson Financial, Inc., Class A2	44,327	1,854
DBS Group Holdings, Ltd.	57,700	1,398
		820,594

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 7.95%
Alphabet, Inc., Class A1	95,500	$276,667
Alphabet, Inc., Class C1	63,852	184,762
Meta Platforms, Inc., Class A1	680,130	228,762
Sea, Ltd., Class A (ADR)[1]	153,951	34,440
Tencent Holdings, Ltd.	314,000	18,395
Altice USA, Inc., Class A1	751,200	12,154
Bumble, Inc., Class A1	217,500	7,365
		762,545

Consumer staples 6.12%
Kweichow Moutai Co., Ltd., Class A	340,909	109,654
British American Tobacco PLC	2,585,800	95,673
Philip Morris International, Inc.	919,500	87,352
Ocado Group PLC[1]	2,881,000	65,435
Keurig Dr Pepper, Inc.	1,624,000	59,861
Altria Group, Inc.	1,248,500	59,166
Nestlé SA	335,100	46,867
Costco Wholesale Corp.	39,170	22,237
Associated British Foods PLC	789,876	21,468
Monster Beverage Corp.[1]	204,000	19,592
		587,305

Industrials 3.33%
DSV A/S	201,000	47,003
NIBE Industrier AB, Class B	2,740,000	41,466
Airbus SE, non-registered shares[1]	288,300	36,880
Alliance Global Group, Inc.	156,400,700	36,192
MTU Aero Engines AG	167,000	34,109
GT Capital Holdings, Inc.	2,454,611	25,994
Carrier Global Corp.	370,900	20,117
Safran SA	164,000	20,102
Nidec Corp.	143,000	16,807
SMC Corp.	22,500	15,177
General Electric Co.	157,500	14,879
Boeing Company[1]	51,300	10,328
		319,054

Materials 2.12%
Sherwin-Williams Company	456,200	160,655
Koninklijke DSM NV	98,100	22,114
Shin-Etsu Chemical Co., Ltd.	119,500	20,694
		203,463

Energy 1.38%
Reliance Industries, Ltd.	1,601,273	51,013
Gazprom PJSC (ADR)	4,173,000	38,558
LUKOIL Oil Co. PJSC (ADR)	246,300	22,044
BP PLC	4,635,000	20,735
		132,350

Real estate 0.45%
Goodman Logistics (HK), Ltd. REIT	1,206,000	23,252
Country Garden Services Holdings Co., Ltd.	3,236,700	19,385
		42,637

Total common stocks (cost: $4,332,233,000)		8,904,652

Preferred securities 3.26%
Health care 2.55%
Sartorius AG, nonvoting non-registered preferred shares	360,500	244,287

48	American Funds Insurance Series

Global Growth Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Information technology 0.71%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,146,000	$68,640

Total preferred securities (cost: $62,820,000)		312,927

Short-term securities 3.97%
Money market investments 3.93%
Capital Group Central Cash Fund 0.09%[3,4]	3,766,759	376,714

Money market investments purchased with collateral from securities on loan 0.04%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	1,917,175	1,918
Capital Group Central Cash Fund 0.09%[3,4,5]	18,078	1,808
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	129,139	129
		3,855

Total short-term securities (cost: $380,523,000)		380,569
Total investment securities 100.08% (cost: $4,775,576,000)		9,598,148
Other assets less liabilities (0.08)%		(7,568)

Net assets 100.00%		$9,590,580

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Short-term securities 3.95%
Money market investments 3.93%
Capital Group Central Cash Fund 0.09%[3]	$125,696	$1,410,174	$1,159,165	$(19)	$28	$376,714	$229
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 0.09%[3,5]	—	1,8086				1,808	—	[7]
Total short-term securities						378,522
Total 3.95%				$(19)	$28	$378,522	$229

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $4,822,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	49

Global Small Capitalization Fund

Investment portfolio December 31, 2021

Common stocks 88.86%	Shares	Value (000)
Information technology 24.38%
Wolfspeed, Inc.[1]	1,031,556	$115,297
Ceridian HCM Holding, Inc.[1]	629,935	65,803
eMemory Technology, Inc.	750,080	59,373
PAR Technology Corp.[1,2]	952,404	50,259
Tanla Platforms, Ltd.	1,477,291	37,426
AvidXchange Holdings, Inc.[1,3,4]	1,971,456	27,612
AvidXchange Holdings, Inc.[1]	590,695	8,896
Net One Systems Co., Ltd.	1,245,156	33,556
Silergy Corp.	183,240	33,281
Nordic Semiconductor ASA[1]	929,291	31,404
Qorvo, Inc.[1]	181,818	28,435
BE Semiconductor Industries NV	315,433	26,941
SUMCO Corp.	1,299,500	26,537
Smartsheet, Inc., Class A1	337,600	26,147
Kingdee International Software Group Co., Ltd.[1]	7,717,074	23,752
Gitlab, Inc., Class B1,3,4	297,916	23,586
ON Semiconductor Corp.[1]	320,000	21,734
Olo, Inc., Class A1,2	1,020,670	21,240
Appfolio, Inc., Class A1	169,421	20,510
ALTEN SA, non-registered shares	113,108	20,411
MACOM Technology Solutions Holdings, Inc.[1]	260,000	20,358
Globant SA1	64,640	20,303
Rapid7, Inc.[1]	171,050	20,131
Silicon Laboratories, Inc.[1]	95,000	19,610
SHIFT, Inc.[1]	93,300	19,353
Avalara, Inc.[1]	149,119	19,253
Pegasystems, Inc.	169,591	18,964
Euronet Worldwide, Inc.[1]	125,000	14,896
Aspen Technology, Inc.[1]	93,100	14,170
Keywords Studios PLC	342,640	13,644
SINBON Electronics Co., Ltd.	1,271,000	13,047
Asana, Inc., Class A1	174,770	13,029
SimCorp AS	116,662	12,766
Expensify, Inc., Class A1,2	288,328	12,686
MongoDB, Inc., Class A1	23,300	12,334
Extreme Networks, Inc.[1]	756,678	11,880
INFICON Holding AG	7,397	10,862
GlobalWafers Co., Ltd.	311,000	9,982
OVH Groupe SAS[1]	343,236	9,926
Network International Holdings PLC[1]	2,494,284	9,865
Cognex Corp.	116,600	9,067
Truecaller AB, Class B1,2	677,076	8,527
Unimicron Technology Corp.	1,016,007	8,483
Bentley Systems, Inc., Class B	173,643	8,392
Digital Turbine, Inc.[1]	136,600	8,331
Anaplan, Inc.[1]	163,300	7,487
Hennge KK1,2	424,400	7,150
Megaport, Ltd.[1]	500,000	6,752
Okta, Inc., Class A1	25,463	5,708
Linklogis, Inc., Class B1	5,923,115	5,545
JFrog, Ltd.[1]	157,869	4,689
CCC Intelligent Solutions Holdings, Inc.[1]	404,700	4,610
Appier Group, Inc.[1]	385,200	4,464
Semtech Corp.[1]	50,000	4,446
Softcat PLC	152,430	3,722
OneConnect Financial Technology Co., Ltd. (ADR)[1,2]	1,479,104	3,653
BigCommerce Holdings, Inc., Series 1[1]	90,000	3,183
Alkami Technology, Inc.[1]	156,207	3,134
Bechtle AG, non-registered shares	40,587	2,908

50	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Cvent Holding Corp.[1,3,4]	344,800	$2,676
Copperleaf Technologies, Inc.[1]	119,300	2,249
Yotpo, Ltd.[1,3,4,5,6]	678,736	1,493
		1,115,928

Consumer discretionary 15.82%
Mattel, Inc.[1]	2,100,069	45,277
Wyndham Hotels & Resorts, Inc.	486,436	43,609
Lands’ End, Inc.[1,7]	2,100,000	41,223
Helen of Troy, Ltd.[1]	150,870	36,883
Five Below, Inc.[1]	171,700	35,523
Thor Industries, Inc.	329,500	34,192
Entain PLC[1]	1,462,650	33,320
Tube Investments of India, Ltd.	1,401,287	33,079
YETI Holdings, Inc.[1]	332,225	27,518
Evolution AB	182,215	25,936
Everi Holdings, Inc.[1]	1,173,482	25,054
Frontdoor, Inc.[1]	677,310	24,823
Skechers USA, Inc., Class A1	550,000	23,870
Warby Parker, Inc., Class A1,2	450,660	20,983
Inchcape PLC	1,638,100	20,166
Coursera, Inc.[1]	817,039	19,968
Tongcheng Travel Holdings, Ltd.[1]	10,084,800	18,676
Asbury Automotive Group, Inc.[1]	97,426	16,828
SSP Group PLC[1]	4,933,458	16,033
Scientific Games Corp.[1]	223,732	14,952
Kindred Group PLC (SDR)	1,232,811	14,694
Basic-Fit NV1	272,186	13,015
Golden Entertainment, Inc.[1]	256,800	12,976
Leslie’s, Inc.[1]	532,464	12,598
Musti Group OYJ	354,300	12,488
Melco International Development, Ltd.[1]	7,826,000	9,545
DESCENTE, Ltd.[1]	258,825	9,529
Cairn Homes PLC	6,502,137	8,379
TopBuild Corp.[1]	27,200	7,505
Zhongsheng Group Holdings, Ltd.	938,500	7,318
Elior Group SA1	882,500	6,395
Thule Group AB	102,200	6,198
Compagnie Plastic Omnium SA	229,500	5,973
Americanas SA, ordinary nominative shares[1]	1,010,093	5,727
WH Smith PLC[1]	242,500	4,858
Shoei Co., Ltd.	123,100	4,848
Desenio Group AB1	1,506,833	4,045
SiteMinder, Ltd.[1]	814,665	4,007
IDP Education, Ltd.	150,966	3,806
Arco Platform, Ltd., Class A1	158,600	3,313
Chervon Holdings, Ltd.[1]	398,300	2,958
Countryside Properties PLC[1]	405,700	2,471
Cazoo Group, Ltd., Class A1	353,161	2,130
Leifheit AG, non-registered shares	23,553	987
China Zenix Auto International, Ltd. (ADR)[1]	372,108	353
		724,029

Industrials 15.62%
Visional, Inc.[1]	562,700	47,499
International Container Terminal Services, Inc.	12,028,590	47,178
IMCD NV	198,635	44,031
Nihon M&A Center Holdings, Inc.	1,763,584	43,250
Instalco AB	730,713	35,128
Stericycle, Inc.[1]	571,050	34,057
Interpump Group SpA	447,000	32,799
Boyd Group Services, Inc.	205,355	32,407

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fasadgruppen Group AB	1,566,704	$29,544
Alfen NV1	212,868	21,387
Montrose Environmental Group, Inc.[1]	299,800	21,139
Japan Elevator Service Holdings Co., Ltd.	905,800	16,914
Vicor Corp., Class A1	131,328	16,676
Wizz Air Holdings PLC[1]	273,883	15,526
Cleanaway Waste Management, Ltd.	6,655,970	15,157
Melrose Industries PLC	6,512,400	14,095
DL E&C Co., Ltd.[1]	127,068	12,720
Centre Testing International Group Co., Ltd.	2,985,669	12,588
ITM Power PLC[1,2]	2,322,000	12,383
VAT Group AG	23,611	11,774
AirTAC International Group[1]	319,062	11,763
Woodward, Inc.	105,000	11,493
Guangzhou Baiyun International Airport Co., Ltd., Class A	5,998,639	11,351
Cargotec OYJ, Class B, non-registered shares	218,700	10,916
Japan Airport Terminal Co., Ltd.	255,000	10,641
Nolato AB, Class B	828,200	9,889
Marel hf.	1,331,932	8,979
Addtech AB, Class B	353,050	8,439
easyJet PLC[1]	1,114,505	8,388
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A (ADR)[1]	460,200	8,270
Kajaria Ceramics, Ltd.	450,000	7,809
Carel Industries SpA	252,900	7,659
Diploma PLC	161,300	7,366
Atlas Corp.[2]	500,000	7,090
Cummins India, Ltd.	550,000	6,968
BELIMO Holding AG	10,460	6,658
Shoals Technologies Group, Inc., Class A1	257,514	6,258
ACV Auctions, Inc., Class A1	296,112	5,579
SK, Inc.	25,876	5,464
LIXIL Corp.	196,500	5,236
SIS, Ltd.[1]	762,310	4,717
Sitowise Group PLC[1]	512,300	4,695
Sulzer AG1	40,042	3,948
Granite Construction, Inc.	96,892	3,750
Froy ASA[1,2]	631,400	3,728
Howden Joinery Group PLC	292,536	3,568
The AZEK Co., Inc., Class A1	54,400	2,516
IAA, Inc.[1]	43,321	2,193
KEI Industries, Ltd.[1]	135,603	2,131
Matson, Inc.	8,674	781
Rumo SA1	160,620	512
		715,007

Health care 13.50%
Insulet Corp.[1]	435,159	115,783
CanSino Biologics, Inc., Class H1,2	1,984,600	45,864
Health Catalyst, Inc.[1,2]	911,700	36,122
Integra LifeSciences Holdings Corp.[1]	498,900	33,421
Max Healthcare Institute, Ltd.[1]	4,772,559	28,435
Globus Medical, Inc., Class A1	392,969	28,372
Notre Dame Intermédica Participações SA	2,355,635	25,523
AddLife AB, Class B	541,819	22,869
Ocumension Therapeutics[1,2]	9,650,966	21,660
CONMED Corp.	149,609	21,209
Medmix AG1	350,942	17,393
Mani, Inc.	1,166,831	16,179
iRhythm Technologies, Inc.[1]	137,000	16,123
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	15,019
Amplifon SpA	273,286	14,763

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CompuGroup Medical SE & Co. KGaA	179,545	$14,544
ICON PLC[1]	46,061	14,265
Guardant Health, Inc.[1]	119,227	11,925
Nevro Corp.[1]	132,603	10,750
New Horizon Health, Ltd.[1]	3,507,844	9,942
New Frontier Health Corp., Class A1,2	840,500	9,632
Haemonetics Corp.[1]	180,610	9,580
Medlive Technology Co., Ltd.[1]	2,681,000	9,352
Medincell SA1,2	809,800	9,220
Bachem Holding AG, Class B	9,667	7,596
Angelalign Technology, Inc.[1,2]	229,600	7,344
Ambu AS, Class B, non-registered shares[2]	266,155	7,049
Amedisys, Inc.[1]	38,867	6,292
Nordhealth AS, Class A1	1,279,999	5,814
Arjo AB, Class B	422,850	5,185
Encompass Health Corp.	79,000	5,156
GVS SpA	395,919	4,755
Antares Vision SpA[1]	281,100	3,808
Amvis Holdings, Inc.	80,200	3,688
Ultragenyx Pharmaceutical, Inc.[1]	40,000	3,364
		617,996

Financials 9.70%
Live Oak Bancshares, Inc.	800,250	69,854
Star Health & Allied Insurance Co., Ltd.[1,3,4,6]	6,037,336	58,213
Trupanion, Inc.[1]	300,000	39,609
Janus Henderson Group PLC	925,000	38,794
Marqeta, Inc., Class B1	1,859,092	31,921
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	25,791
Eurobank Ergasias Services and Holdings SA1	25,119,028	25,492
East West Bancorp, Inc.	287,300	22,605
Stifel Financial Corp.	271,050	19,087
Independent Bank Group, Inc.	252,500	18,218
Indian Energy Exchange, Ltd.	3,300,000	11,223
SouthState Corp.	139,550	11,179
Aavas Financiers, Ltd.[1]	284,050	9,996
IIFL Wealth Management, Ltd.	513,500	9,807
PT Bank Raya Indonesia Tbk[1]	72,214,096	9,171
SiriusPoint, Ltd.[1]	1,100,000	8,943
Patria Investments, Ltd., Class A	508,200	8,233
IIFL Finance, Ltd.[1]	1,459,000	5,484
Bridgepoint Group PLC[1]	740,731	4,943
Aptus Value Housing Finance India, Ltd.[1]	1,065,624	4,873
Goosehead Insurance, Inc., Class A	32,751	4,260
Multi Commodity Exchange of India, Ltd.	200,000	4,258
Capitec Bank Holdings, Ltd.	15,161	1,941
		443,895

Consumer staples 2.60%
Shop Apotheke Europe NV, non-registered shares[1]	255,264	32,927
Freshpet, Inc.[1]	271,205	25,838
Monde Nissin Corp.[1]	71,882,400	22,837
Grocery Outlet Holding Corp.[1]	465,200	13,156
AAK AB	405,824	8,771
Hilton Food Group PLC	552,055	8,518
Dole PLC	372,685	4,964
Vector Group, Ltd.	118,304	1,358
Zur Rose Group AG1	3,131	809
		119,178

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 2.23%
PI Industries, Ltd.	537,999	$21,960
Nanofilm Technologies International, Ltd.	5,397,550	15,300
Navin Fluorine International, Ltd.	250,000	14,086
Lundin Mining Corp.	1,643,904	12,840
Perimeter Solutions SA1	721,454	10,021
LANXESS AG	111,100	6,893
ACC, Ltd.	230,000	6,856
Vidrala, SA, non-registered shares	61,827	6,096
MMG, Ltd.[1]	18,704,000	5,997
Arkema SA	15,200	2,143
		102,192

Communication services 1.66%
Bandwidth, Inc., Class A1	284,506	20,416
JCDecaux SA1	555,771	13,920
Lions Gate Entertainment Corp., Class B1	652,976	10,049
Boat Rocker Media, Inc.[1]	1,676,496	9,145
VTEX, Class A1,2	580,000	6,218
Trustpilot AS1	1,380,069	6,116
Pearson PLC[1]	630,000	5,229
Ubisoft Entertainment SA1	98,993	4,854
		75,947

Real estate 1.44%
Altus Group, Ltd.	436,402	24,484
Embassy Office Parks REIT	3,656,800	16,708
Macrotech Developers, Ltd.[1]	582,697	9,670
JHSF Participações SA	8,620,906	8,636
Mindspace Business Parks REIT	1,250,000	5,504
Douglas Elliman, Inc.[1]	59,152	680
		65,682

Utilities 1.18%
ENN Energy Holdings, Ltd.	1,878,900	35,373
AC Energy Corp.[1]	69,716,400	15,039
Neoenergia SA	1,288,255	3,747
		54,159

Energy 0.73%
Pioneer Natural Resources Company	104,262	18,963
Venture Global LNG, Inc., Series C1,3,4,5,6	2,760	14,064
Helmerich & Payne, Inc.	7,700	183
		33,210

Total common stocks (cost: $2,412,799,000)		4,067,223

Preferred securities 0.89%
Information technology 0.56%
SmartHR, Inc., Series D, preferred shares[1,3,5,6]	3,006	13,691
Yotpo, Ltd., Series F, preferred shares[1,3,4,5,6]	2,158,609	4,748
Yotpo, Ltd., Series B, preferred shares[1,3,4,5,6]	287,894	633
Yotpo, Ltd., Series C, preferred shares[1,3,4,5,6]	274,070	603
Yotpo, Ltd., Series A-1, preferred shares[1,3,4,5,6]	183,819	404
Yotpo, Ltd., Series A, preferred shares[1,3,4,5,6]	89,605	197
Yotpo, Ltd., Series C-1, preferred shares[1,3,4,5,6]	75,980	167
Yotpo, Ltd., Series D, preferred shares[1,3,4,5,6]	42,368	93
Yotpo, Ltd., Series B-1, preferred shares[1,3,4,5,6]	33,838	75
Outreach Corp., Series G, preferred shares[1,3,5,6]	154,354	4,691
		25,302

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Preferred securities (continued)		Shares	Value (000)
Industrials 0.24%
Azul SA, preferred nominative shares (ADR)[1]		800,316	$10,564
Azul SA, preferred nominative shares[1]		109,500	479
			11,043

Health care 0.09%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,5,6]		2,931,405	4,104

Total preferred securities (cost: $42,519,000)			40,449

Rights & warrants 0.41%
Information technology 0.34%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[3,4]		355,879	15,756

Consumer staples 0.07%
Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[3,4]		345,000	3,085

Total rights & warrants (cost: $22,692,000)			18,841

Short-term securities 11.51%	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 5.57%
Bank of Montreal 1/31/2022	0.107%	$45,000	44,997
Canadian Imperial Bank of Commerce 1/14/2022[4]	0.125	25,000	24,999
LVMH Moët Hennessy-Louis Vuitton SE 2/15/2022[4]	0.098	35,000	34,996
LVMH Moët Hennessy-Louis Vuitton SE 2/22/2022[4]	0.118	50,000	49,992
Toronto-Dominion Bank 1/24/2022[4]	0.058	100,000	99,996
			254,980

		Shares
Money market investments 4.44%
Capital Group Central Cash Fund 0.09%[7,8]		2,030,670	203,087

Money market investments purchased with collateral from securities on loan 1.50%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]		34,209,178	34,209
Capital Group Central Cash Fund 0.09%[7,8,9]		322,569	32,260
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[8,9]		2,304,298	2,305
			68,774

Total short-term securities (cost: $526,820,000)			526,841
Total investment securities 101.67% (cost: $3,004,830,000)			4,653,354
Other assets less liabilities (1.67)%			(76,433)

Net assets 100.00%			$4,576,921

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Investments in affiliates7

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Common stocks 0.90%
Consumer discretionary 0.90%
Lands’ End, Inc.[1]	$45,297	$—	$—	$—	$(4,074)	$41,223	$—
Communication services 0.00%
Boat Rocker Media, Inc.[1,10]	—	13,602	1,216	(321)	(2,920)	—	—
Total common stocks						41,223
Short-term securities 5.14%
Money market investments 4.44%
Capital Group Central Cash Fund 0.09%[8]	15,136	1,978,017	1,790,088	6	16	203,087	149
Money market investments purchased with collateral from securities on loan 0.70%
Capital Group Central Cash Fund 0.09%[8,9]	—	32,26011				32,260	—	[12]
Total short-term securities						235,347
Total 6.04%				$(315)	$(6,978)	$276,570	$149

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $85,086,000, which represented 1.86% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $175,891,000, which represented 3.84% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $363,388,000, which represented 7.94% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Rate represents the seven-day yield at 12/31/2021.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Affiliated issuer during the reporting period but no longer an affiliate at 12/31/2021. Refer to the investment portfolio for the security value at 12/31/2021.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Star Health & Allied Insurance Co., Ltd.	3/30/2021	$40,710	$58,213	1.27%
Venture Global LNG, Inc., Series C	5/1/2015	8,280	14,064	.31
SmartHR, Inc., Series D, preferred shares	5/28/2021	14,344	13,691	.30
Yotpo, Ltd., Series F, preferred shares	2/25/2021	4,748	4,748	.10
Yotpo, Ltd.	3/16/2021	1,418	1,493	.03
Yotpo, Ltd., Series B, preferred shares	3/16/2021	602	633	.01
Yotpo, Ltd., Series C, preferred shares	3/16/2021	573	603	.01
Yotpo, Ltd., Series A-1, preferred shares	3/16/2021	384	404	.01
Yotpo, Ltd., Series A, preferred shares	3/16/2021	187	197	.01
Yotpo, Ltd., Series C-1, preferred shares	3/16/2021	159	167	.01
Yotpo, Ltd., Series D, preferred shares	3/16/2021	89	93	.00
Yotpo, Ltd., Series B-1, preferred shares	3/16/2021	71	75	.00
Outreach Corp., Series G, preferred shares	5/27/2021	4,517	4,691	.10
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares	2/7/2020	6,000	4,104	.09
Total private placement securities		$82,082	$103,176	2.25%

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2021

Common stocks 96.28%	Shares	Value (000)
Information technology 23.83%
Microsoft Corp.	7,992,115	$2,687,908
Broadcom, Inc.	1,777,138	1,182,525
ASML Holding NV	635,000	510,907
ASML Holding NV (New York registered) (ADR)	268,136	213,474
Taiwan Semiconductor Manufacturing Company, Ltd.	14,872,000	330,585
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,220,700	146,862
RingCentral, Inc., Class A1	2,082,653	390,185
Apple, Inc.	1,929,167	342,562
Shopify, Inc., Class A, subordinate voting shares[1]	223,900	308,398
Advanced Micro Devices, Inc.[1]	1,816,000	261,322
Cloudflare, Inc., Class A1	1,764,000	231,966
Wolfspeed, Inc.[1]	1,978,082	221,090
Applied Materials, Inc.	1,392,012	219,047
Micron Technology, Inc.	2,097,912	195,420
MicroStrategy, Inc., Class A1,2	358,514	195,207
Keyence Corp.	300,900	189,073
MongoDB, Inc., Class A1	354,590	187,702
Mastercard, Inc., Class A	510,964	183,600
Unity Software, Inc.[1]	1,188,000	169,872
Bill.com Holdings, Inc.[1]	649,600	161,848
FleetCor Technologies, Inc.[1]	650,500	145,608
ServiceNow, Inc.[1]	221,680	143,895
Tyler Technologies, Inc.[1]	263,200	141,588
NVIDIA Corp.	464,000	136,467
Visa, Inc., Class A	531,131	115,101
Block, Inc., Class A1	705,620	113,965
Fidelity National Information Services, Inc.	884,718	96,567
Zendesk, Inc.[1]	902,500	94,122
HubSpot, Inc.[1]	130,000	85,689
PayPal Holdings, Inc.[1]	429,800	81,052
Trimble, Inc.[1]	840,920	73,320
VeriSign, Inc.[1]	282,443	71,690
Coupa Software, Inc.[1]	387,000	61,165
Intel Corp.	1,136,000	58,504
Genpact, Ltd.	1,041,500	55,283
GoDaddy, Inc., Class A1	645,081	54,742
Smartsheet, Inc., Class A1	694,281	53,772
Intuit, Inc.	83,000	53,387
MKS Instruments, Inc.	302,111	52,619
Elastic NV, non-registered shares[1]	403,822	49,706
NetApp, Inc.	527,540	48,528
Silicon Laboratories, Inc.[1]	231,815	47,851
Qualtrics International, Inc., Class A1	1,276,855	45,201
Okta, Inc., Class A1	198,012	44,388
Amadeus IT Group SA, Class A, non-registered shares[1]	635,696	43,164
Flex, Ltd.[1]	2,234,300	40,955
Adobe, Inc.[1]	69,034	39,146
Concentrix Corp.	214,851	38,377
Samsung Electronics Co., Ltd.	561,000	36,952
SK hynix, Inc.	330,800	36,454
EPAM Systems, Inc.[1]	52,839	35,320
TE Connectivity, Ltd.	216,000	34,849
Toast, Inc., Class A1,2	960,000	33,322
Motorola Solutions, Inc.	109,000	29,615
Lam Research Corp.	40,617	29,210
Fiserv, Inc.[1]	247,500	25,688
Keysight Technologies, Inc.[1]	102,000	21,064
Ceridian HCM Holding, Inc.[1]	199,000	20,788
Globant SA1	57,138	17,946
Alteryx, Inc., Class A1	261,518	15,822
TELUS International (Cda), Inc., subordinate voting shares[1]	396,024	13,093
Enphase Energy, Inc.[1]	62,172	11,374

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
SentinelOne, Inc., Class A1	220,600	$11,138
Kulicke and Soffa Industries, Inc.	151,860	9,194
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	216,600	8,746
Thoughtworks Holding, Inc.[1]	276,000	7,400
Stripe, Inc., Class B1,3,4,5	168,598	6,798
		10,820,178

Consumer discretionary 19.94%
Tesla, Inc.[1]	3,770,000	3,984,061
Amazon.com, Inc.[1]	306,823	1,023,052
Dollar General Corp.	2,588,520	610,451
Home Depot, Inc.	1,024,000	424,970
LVMH Moët Hennessy-Louis Vuitton SE	330,000	273,138
Las Vegas Sands Corp.[1]	5,500,000	207,020
Royal Caribbean Cruises, Ltd.[1]	2,590,946	199,244
Hermès International	97,299	170,150
Chipotle Mexican Grill, Inc.[1]	90,300	157,867
Booking Holdings, Inc.[1]	60,300	144,674
Airbnb, Inc., Class A1	823,500	137,105
Toll Brothers, Inc.	1,787,376	129,388
D.R. Horton, Inc.	1,131,976	122,763
Floor & Decor Holdings, Inc., Class A1	769,300	100,017
Caesars Entertainment, Inc.[1]	997,785	93,323
Burlington Stores, Inc.[1]	295,911	86,261
O’Reilly Automotive, Inc.[1]	116,600	82,346
NIKE, Inc., Class B	489,400	81,568
NVR, Inc.[1]	13,430	79,356
YETI Holdings, Inc.[1]	940,000	77,860
Aramark	1,793,164	66,078
Darden Restaurants, Inc.	433,876	65,359
Domino’s Pizza, Inc.	112,700	63,600
Etsy, Inc.[1]	202,000	44,226
YUM! Brands, Inc.	306,700	42,588
Hilton Worldwide Holdings, Inc.[1]	257,834	40,220
Aptiv PLC[1]	234,400	38,664
LGI Homes, Inc.[1]	248,150	38,334
Dollar Tree Stores, Inc.[1]	260,059	36,543
adidas AG	121,710	35,085
Adient PLC[1]	722,000	34,569
General Motors Company[1]	572,500	33,566
Compagnie Financière Richemont SA, Class A	219,805	33,036
Flutter Entertainment PLC[1]	194,737	30,817
Polaris, Inc.	280,000	30,775
VF Corp.	408,000	29,874
Carvana Co., Class A1	125,000	28,974
Wayfair, Inc., Class A1	152,000	28,875
lululemon athletica, inc.[1]	70,000	27,402
Norwegian Cruise Line Holdings, Ltd.[1]	1,249,496	25,915
Helen of Troy, Ltd.[1]	99,420	24,305
Marriott International, Inc., Class A1	137,100	22,654
Arrival Group[1,2]	2,260,000	16,769
Arrival Group[1]	449,469	3,335
EssilorLuxottica	69,400	14,794
Westwing Group AG, non-registered shares[1]	546,833	13,784
		9,054,755

Communication services 19.66%
Meta Platforms, Inc., Class A1	9,627,956	3,238,363
Netflix, Inc.[1]	3,194,877	1,924,722
Alphabet, Inc., Class C1	438,673	1,269,340
Alphabet, Inc., Class A1	111,616	323,356
Activision Blizzard, Inc.	7,356,113	489,402

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Charter Communications, Inc., Class A1	655,629	$427,450
Snap, Inc., Class A, nonvoting shares[1]	8,494,104	399,478
ZoomInfo Technologies, Inc., Class A1	2,918,600	187,374
Comcast Corp., Class A	3,710,563	186,753
Twitter, Inc.[1]	2,000,000	86,440
Frontier Communications Parent, Inc.[1]	2,585,920	76,259
T-Mobile US, Inc.[1]	652,940	75,728
Live Nation Entertainment, Inc.[1]	517,000	61,880
Pinterest, Inc., Class A1	1,386,811	50,410
Tencent Holdings, Ltd.	605,000	35,442
Bumble, Inc., Class A1	898,537	30,424
Vimeo, Inc.[1]	1,415,033	25,414
Iridium Communications, Inc.[1]	457,026	18,871
Electronic Arts, Inc.	141,481	18,661
Match Group, Inc.[1]	13,602	1,799
		8,927,566

Health care 11.15%
UnitedHealth Group, Inc.	1,617,751	812,337
Intuitive Surgical, Inc.[1]	2,058,000	739,439
Regeneron Pharmaceuticals, Inc.[1]	909,000	574,052
Thermo Fisher Scientific, Inc.	674,500	450,053
Centene Corp.[1]	4,864,730	400,854
Vertex Pharmaceuticals, Inc.[1]	1,133,422	248,899
NovoCure, Ltd.[1]	2,703,431	202,974
Moderna, Inc.[1]	750,000	190,485
Insulet Corp.[1]	467,000	124,255
Edwards Lifesciences Corp.[1]	768,111	99,509
Biohaven Pharmaceutical Holding Co., Ltd.[1]	720,492	99,291
DexCom, Inc.[1]	158,238	84,966
Seagen, Inc.[1]	527,217	81,508
Danaher Corp.	235,935	77,625
Gilead Sciences, Inc.	899,185	65,290
Oak Street Health, Inc.[1]	1,628,199	53,958
Abbott Laboratories	360,668	50,760
Catalent, Inc.[1]	385,000	49,291
Guardant Health, Inc.[1]	482,401	48,250
Eli Lilly and Company	169,500	46,819
Cigna Corp.	203,470	46,723
Inari Medical, Inc.[1]	502,200	45,836
Verily Life Sciences LLC[1,3,4,5]	300,178	44,928
Molina Healthcare, Inc.[1]	128,807	40,971
QIAGEN NV1	664,342	36,924
Zimmer Biomet Holdings, Inc.	238,900	30,350
AstraZeneca PLC	256,500	30,129
Galapagos NV1	527,552	29,562
Mettler-Toledo International, Inc.[1]	16,900	28,683
Align Technology, Inc.[1]	38,800	25,499
Pacific Biosciences of California, Inc.[1]	1,140,379	23,332
R1 RCM, Inc.[1]	888,000	22,635
Humana, Inc.	46,800	21,709
Syneos Health, Inc., Class A1	210,000	21,563
Exact Sciences Corp.[1]	259,400	20,189
Chemed Corp.	37,667	19,927
Fate Therapeutics, Inc.[1]	235,000	13,750
Vir Biotechnology, Inc.[1]	282,975	11,848
Novavax, Inc.[1,2]	59,500	8,513
CRISPR Therapeutics AG1	86,706	6,571
Ultragenyx Pharmaceutical, Inc.[1]	67,100	5,642
Incyte Corp.[1]	70,900	5,204
Neurocrine Biosciences, Inc.[1]	47,027	4,005
Adaptive Biotechnologies Corp.[1]	141,048	3,958

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Global Blood Therapeutics, Inc.[1]	125,000	$3,659
TG Therapeutics, Inc.[1]	155,200	2,949
Sana Biotechnology, Inc.[1,2]	179,600	2,780
Cortexyme, Inc.[1,2]	177,897	2,245
		5,060,699

Industrials 7.19%
TransDigm Group, Inc.[1]	590,615	375,796
Uber Technologies, Inc.[1]	8,166,767	342,432
Carrier Global Corp.	6,049,761	328,139
Jacobs Engineering Group, Inc.	2,169,000	301,990
Delta Air Lines, Inc.[1]	7,215,000	281,962
United Rentals, Inc.[1]	591,000	196,383
Caterpillar, Inc.	748,000	154,641
MTU Aero Engines AG	616,989	126,018
Airbus SE, non-registered shares[1]	955,893	122,280
Middleby Corp.[1]	449,500	88,444
CSX Corp.	2,335,500	87,815
Dun & Bradstreet Holdings, Inc.[1]	3,869,573	79,288
Safran SA	567,867	69,604
Ryanair Holdings PLC (ADR)[1]	634,951	64,975
Ryanair Holdings PLC[1]	96,554	1,676
TuSimple Holdings, Inc., Class A1,2	1,690,461	60,603
Rockwell Automation	173,446	60,507
HEICO Corp.	253,538	36,565
HEICO Corp., Class A	148,813	19,126
Norfolk Southern Corp.	176,000	52,397
L3Harris Technologies, Inc.	245,000	52,244
BWX Technologies, Inc.	902,600	43,216
Northrop Grumman Corp.	98,700	38,204
AMETEK, Inc.	253,600	37,289
ITT, Inc.	343,000	35,051
Boeing Company[1]	170,000	34,224
Armstrong World Industries, Inc.	291,939	33,900
Chart Industries, Inc.[1]	200,000	31,898
Waste Connections, Inc.	222,159	30,274
FedEx Corp.	99,600	25,761
Kornit Digital, Ltd.[1]	132,500	20,173
Generac Holdings, Inc.[1]	31,762	11,178
Lockheed Martin Corp.	24,200	8,601
Axon Enterprise, Inc.[1]	36,700	5,762
Southwest Airlines Co.[1]	121,900	5,222
Archer Aviation, Inc., Class A1	446,251	2,695
		3,266,333

Financials 6.67%
Bank of America Corp.	14,780,700	657,593
First Republic Bank	1,770,808	365,690
S&P Global, Inc.	524,936	247,733
Capital One Financial Corp.	1,399,000	202,981
SVB Financial Group[1]	282,815	191,816
KKR & Co., Inc.	2,077,520	154,775
BlackRock, Inc.	150,000	137,334
Athene Holding, Ltd., Class A1	1,355,912	112,988
Intercontinental Exchange, Inc.	751,752	102,817
Western Alliance Bancorporation	932,501	100,384
Marsh & McLennan Companies, Inc.	546,720	95,031
MSCI, Inc.	117,900	72,236
Tradeweb Markets, Inc., Class A	554,800	55,558
Blackstone, Inc., nonvoting shares	360,000	46,580
Moody’s Corp.	102,277	39,947
Signature Bank[1]	122,111	39,499

American Funds Insurance Series	61

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Trupanion, Inc.[1]	287,655	$37,979
Wells Fargo & Company	756,000	36,273
Brookfield Asset Management, Inc., Class A	585,103	35,329
East West Bancorp, Inc.	443,509	34,895
Aon PLC, Class A	110,000	33,062
Blue Owl Capital, Inc., Class A	1,982,812	29,564
Arch Capital Group, Ltd.[1]	634,000	28,181
CME Group, Inc., Class A	121,648	27,792
Goosehead Insurance, Inc., Class A	211,148	27,466
American International Group, Inc.	458,394	26,064
Ares Management Corp., Class A	310,500	25,234
Ryan Specialty Group Holdings, Inc., Class A1	611,300	24,666
Everest Re Group, Ltd.	66,500	18,216
Berkshire Hathaway, Inc., Class A1	26	11,717
Berkshire Hathaway, Inc., Class B1	17,400	5,203
Hippo Holdings, Inc., Class A1	580,847	1,644
Bright Health Group, Inc.[1]	386,894	1,331
		3,027,578

Consumer staples 2.68%
Costco Wholesale Corp.	491,000	278,741
Kroger Co.	6,052,000	273,914
Constellation Brands, Inc., Class A	745,500	187,098
Philip Morris International, Inc.	1,339,929	127,293
Altria Group, Inc.	2,349,349	111,336
British American Tobacco PLC	2,844,350	105,239
Estée Lauder Companies, Inc., Class A	158,486	58,671
Monster Beverage Corp.[1]	429,000	41,201
Molson Coors Beverage Company, Class B, restricted voting shares	724,320	33,572
		1,217,065

Materials 2.18%
Vale SA, ordinary nominative shares (ADR)	13,740,357	192,640
Wheaton Precious Metals Corp.	3,674,000	157,725
Linde PLC	347,292	120,312
Grupo México, SAB de CV, Series B	25,356,800	110,576
Barrick Gold Corp.	4,058,000	77,102
CF Industries Holdings, Inc.	853,000	60,375
Royal Gold, Inc.	517,000	54,394
Franco-Nevada Corp.	390,000	53,936
Sherwin-Williams Company	110,458	38,899
Allegheny Technologies, Inc.[1]	2,070,860	32,989
LyondellBasell Industries NV	343,500	31,681
Summit Materials, Inc., Class A1	561,313	22,531
Ball Corp.	194,200	18,696
PPG Industries, Inc.	103,623	17,869
		989,725

Energy 2.05%
Halliburton Company	12,143,661	277,726
Canadian Natural Resources, Ltd. (CAD denominated)	5,481,400	231,615
Canadian Natural Resources, Ltd.	105,100	4,440
Cenovus Energy, Inc.	14,694,800	180,178
Pioneer Natural Resources Company	328,000	59,657
EOG Resources, Inc.	516,283	45,861
Suncor Energy, Inc.	1,747,125	43,714
Coterra Energy, Inc.	1,759,197	33,425
ConocoPhillips	326,011	23,532
Chesapeake Energy Corp.	345,000	22,259
Equitrans Midstream Corp.	936,942	9,688
		932,095

62	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.75%
NextEra Energy, Inc.	2,052,930	$191,661
PG&E Corp.[1]	7,364,569	89,406
AES Corp.	1,540,683	37,439
Ørsted AS	188,322	24,079
		342,585
Real estate 0.18%
Equinix, Inc. REIT	51,784	43,801
UDR, Inc. REIT	609,000	36,534
		80,335

Total common stocks (cost: $19,607,247,000)		43,718,914

Preferred securities 0.17%
Information technology 0.14%
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	31,804
PsiQuantum Corp., Series D, preferred shares[1,3,4,5]	906,761	23,781
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4,5]	406,310	6,957
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4,5]	52,656	2,123
		64,665
Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4,5]	153,713	10,452

Total preferred securities (cost: $65,451,000)		75,117

Convertible bonds & notes 0.07%	Principal amount (000)
Consumer staples 0.07%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2025[3,4,5,6]	$43,344	32,231

Total convertible bonds & notes (cost: $42,197,000)		32,231

Short-term securities 3.64%	Shares
Money market investments 3.55%
Capital Group Central Cash Fund 0.09%[7,8]	16,100,266	1,610,187

Money market investments purchased with collateral from securities on loan 0.09%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	21,530,570	21,531
Capital Group Central Cash Fund 0.09%[7,8,9]	203,019	20,304
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	1,450,278	1,450
		43,285

Total short-term securities (cost: $1,653,276,000)		1,653,472
Total investment securities 100.16% (cost: $21,368,171,000)		45,479,734
Other assets less liabilities (0.16)%		(73,988)

Net assets 100.00%		$45,405,746

American Funds Insurance Series	63

Growth Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Short-term securities 3.59%
Money market investments 3.55%
Capital Group Central Cash Fund 0.09%[7]	$1,623,691	$5,463,963		$5,477,577	$20	$90	$1,610,187	$877
Money market investments purchased with collateral from securities on loan 0.04%
Capital Group Central Cash Fund 0.09%[7,9]	—	20,304	[10]				20,304	—	[11]
Total short-term securities							1,630,491
Total 3.59%					$20	$90	$1,630,491	$877

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $47,077,000, which represented .10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $127,270,000, which represented .28% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Rate represents the seven-day yield at 12/31/2021.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$44,928	.10%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2025	2/3/2020-11/3/2021	42,197	32,231	.07
PsiQuantum Corp., Series D, preferred shares	5/28/2021	23,781	23,781	.05
ABL Space Systems Co., Series B2, preferred shares	10/22/2021	10,452	10,452	.02
Stripe, Inc., Class B	5/6/2021	6,766	6,798	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	2,113	2,123	.00
Tipalti Solutions, Ltd., Series F, preferred shares	12/1/2021	6,956	6,957	.02
Total private placement securities		$129,265	$127,270	.28%

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2021

Common stocks 89.00%	Shares	Value (000)
Financials 17.08%
ABN AMRO Bank NV	14,394,921	$211,675
Kotak Mahindra Bank, Ltd.	7,793,107	188,297
Banco Santander, SA	52,040,526	174,219
Deutsche Bank AG1	11,620,682	145,770
BNP Paribas SA	1,964,000	135,883
HDFC Bank, Ltd.	5,417,070	107,809
HDFC Bank, Ltd. (ADR)	277,000	18,024
AIA Group, Ltd.	11,958,576	120,544
Barclays PLC	46,610,000	117,976
Aegon NV	12,263,736	61,336
ING Groep NV	3,254,028	45,353
Bajaj Finserv, Ltd.	174,730	38,564
XP, Inc., Class A1	1,291,559	37,119
KBC Groep NV	406,187	34,896
Nu Holdings, Ltd., Class A1,2	3,593,839	33,710
Bajaj Finance, Ltd.	348,060	32,670
Allfunds Group PLC[1]	1,350,495	26,593
FinecoBank SpA	1,211,135	21,283
Lufax Holding, Ltd. (ADR)[1]	2,785,390	15,682
Ping An Insurance (Group) Company of China, Ltd., Class H	898,500	6,470
Ping An Insurance (Group) Company of China, Ltd., Class A	817,263	6,464
PICC Property and Casualty Co., Ltd., Class H	15,044,000	12,290
Futu Holdings, Ltd. (ADR)[1,2]	222,400	9,630
B3 SA-Brasil, Bolsa, Balcao	4,413,000	8,826
		1,611,083

Industrials 12.53%
Airbus SE, non-registered shares[1]	1,821,975	233,071
Recruit Holdings Co., Ltd.	3,344,709	202,724
NIBE Industrier AB, Class B	6,178,856	93,508
Ryanair Holdings PLC (ADR)[1]	787,400	80,575
Ryanair Holdings PLC[1]	348,056	6,043
Safran SA	669,400	82,049
Melrose Industries PLC	36,613,980	79,245
SMC Corp.	77,100	52,005
ASSA ABLOY AB, Class B	1,452,142	44,386
International Container Terminal Services, Inc.	10,343,240	40,568
MTU Aero Engines AG	182,000	37,173
Ashtead Group PLC	405,000	32,573
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	25,305
Brenntag SE	222,191	20,131
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	19,341
Kingspan Group PLC	153,796	18,385
Nihon M&A Center Holdings, Inc.	657,010	16,112
Diploma PLC	335,900	15,340
Bureau Veritas SA	443,000	14,717
Rumo SA1	4,301,900	13,717
Fluidra, SA, non-registered shares	329,700	13,213
LIXIL Corp.	441,700	11,769
CCR SA, ordinary nominative shares	5,580,000	11,611
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	9,328
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,073,434	8,231
		1,181,120

Information technology 12.46%
Taiwan Semiconductor Manufacturing Company, Ltd.	6,729,000	149,577
ASML Holding NV	182,764	147,048
Nice, Ltd. (ADR)[1]	397,150	120,575
Nomura Research Institute, Ltd.	2,595,600	111,356
Atlassian Corp. PLC, Class A1	232,500	88,650
Fujitsu, Ltd.	345,900	59,329
Delta Electronics, Inc.	5,200,409	51,690

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Samsung Electronics Co., Ltd.	631,500	$41,595
Snowflake, Inc., Class A1	121,636	41,204
Keyence Corp.	64,200	40,341
NXP Semiconductors NV	173,200	39,452
PagSeguro Digital, Ltd., Class A1	1,377,948	36,130
Infineon Technologies AG	728,000	33,783
StoneCo, Ltd., Class A1	1,940,700	32,720
Silergy Corp.	176,000	31,966
Suse SA1,2	593,940	27,183
Shopify, Inc., Class A, subordinate voting shares[1]	14,000	19,283
OBIC Co., Ltd.	83,700	15,717
Hexagon AB, Class B	925,700	14,716
ASM International NV	31,648	14,005
TELUS International (Cda), Inc., subordinate voting shares[1]	411,700	13,611
Okta, Inc., Class A1	53,850	12,072
Xero, Ltd.[1]	95,031	9,779
Canva, Inc.[1,3,4,5]	4,819	8,212
Kingdee International Software Group Co., Ltd.[1]	2,600,000	8,003
Afterpay, Ltd.[1]	120,994	7,307
		1,175,304

Health care 10.52%
Daiichi Sankyo Company, Ltd.	11,981,800	304,675
Olympus Corp.	5,808,100	133,779
WuXi Biologics (Cayman), Inc.[1]	10,754,800	127,650
M3, Inc.	1,053,300	53,045
WuXi AppTec Co., Ltd., Class A	2,367,360	44,046
WuXi AppTec Co., Ltd., Class H	312,000	5,402
Grifols, SA, Class A, non-registered shares	1,914,900	36,790
Grifols, SA, Class B (ADR)	793,690	8,913
Alcon, Inc.	439,639	38,956
Aier Eye Hospital Group Co., Ltd., Class A	4,603,581	30,540
Notre Dame Intermédica Participações SA	2,760,862	29,913
HOYA Corp.	198,300	29,496
Chugai Pharmaceutical Co., Ltd.	889,500	28,882
Merck KGaA	110,400	28,532
Hikma Pharmaceuticals PLC	578,400	17,372
Guardant Health, Inc.[1]	173,400	17,343
Ambu AS, Class B, non-registered shares[2]	476,200	12,612
Insulet Corp.[1]	46,653	12,413
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	1,502,798	12,037
CanSino Biologics, Inc., Class H1	440,000	10,168
ResMed, Inc.	31,200	8,127
Ping An Healthcare and Technology Co., Ltd., Class H1	267,400	972
		991,663

Consumer discretionary 10.42%
MercadoLibre, Inc.[1]	151,983	204,934
Evolution AB	879,959	125,252
Sony Group Corp.	920,500	115,833
Delivery Hero SE1	682,387	76,136
Ferrari NV (EUR denominated)[1]	254,543	65,929
LVMH Moët Hennessy-Louis Vuitton SE	72,682	60,158
Maruti Suzuki India, Ltd.	392,000	39,162
Grab Holdings, Ltd., Class A1,2	2,851,251	20,329
Grab Holdings, Ltd., Class A1,3,6	2,632,544	18,207
Entain PLC[1]	1,560,453	35,548
Meituan, Class B1	1,170,627	33,839
Flutter Entertainment PLC[1]	158,674	25,110
Coupang, Inc., Class A1	836,800	24,585
Kering SA	29,296	23,578
Americanas SA, ordinary nominative shares[1]	3,734,000	21,171

66	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Galaxy Entertainment Group, Ltd.[1]	3,859,000	$19,994
EssilorLuxottica	80,200	17,096
Aptiv PLC[1]	84,000	13,856
Just Eat Takeaway (GBP denominated)[1]	135,328	7,466
Just Eat Takeaway (EUR denominated)[1]	34,295	1,893
Bandai Namco Holdings, Inc.	108,742	8,502
On Holding AG, Class A1	222,380	8,408
Prosus NV, Class N	69,111	5,786
Pan Pacific International Holdings Corp.	244,500	3,373
Melco Resorts & Entertainment, Ltd. (ADR)[1]	317,900	3,236
Naspers, Ltd., Class N	18,951	2,940
		982,321

Energy 7.58%
Reliance Industries, Ltd.	11,517,270	366,912
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	10,054,973	110,403
Neste OYJ	1,756,952	86,732
Cenovus Energy, Inc.	4,757,600	58,335
TotalEnergies SE	1,147,298	58,296
Canadian Natural Resources, Ltd. (CAD denominated)	818,700	34,594
		715,272

Materials 6.73%
First Quantum Minerals, Ltd.	10,694,500	255,917
Vale SA, ordinary nominative shares (ADR)	7,391,607	103,630
Vale SA, ordinary nominative shares	770,681	10,787
Shin-Etsu Chemical Co., Ltd.	395,300	68,455
Fortescue Metals Group, Ltd.	4,730,450	66,114
Linde PLC (EUR denominated)	135,800	47,310
Ivanhoe Mines Ltd., Class A1	3,403,051	27,764
BASF SE	317,860	22,357
Koninklijke DSM NV	55,354	12,478
Akzo Nobel NV	107,048	11,761
Yunnan Energy New Material Co., Ltd., Class A	196,300	7,712
		634,285

Communication services 5.26%
Sea, Ltd., Class A (ADR)[1]	546,678	122,297
Bharti Airtel, Ltd.[1]	12,732,125	117,121
Bharti Airtel, Ltd., interim shares[1]	836,308	3,967
Bilibili, Inc., Class Z (ADR)[1,2]	516,206	23,952
Bilibili, Inc., Class Z1	502,300	23,100
Meta Platforms, Inc., Class A1	127,500	42,885
Universal Music Group NV	1,312,633	37,032
Tencent Holdings, Ltd.	507,687	29,742
SoftBank Corp.	2,231,200	28,212
Yandex NV, Class A1	313,000	18,937
Ubisoft Entertainment SA1	277,800	13,622
Vivendi SE	907,392	12,283
Playtika Holding Corp.[1]	687,500	11,887
SoftBank Group Corp.	224,200	10,591
		495,628

Consumer staples 3.56%
Kweichow Moutai Co., Ltd., Class A	224,223	72,122
Danone SA	813,500	50,560
Shiseido Company, Ltd.	840,700	46,877
Treasury Wine Estates, Ltd.	4,601,735	41,448
Swedish Match AB	3,167,673	25,247
Heineken NV	201,973	22,732
Kobe Bussan Co., Ltd.	572,700	22,180
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,653,503	17,262

American Funds Insurance Series	67

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
CP ALL PCL, foreign registered shares	9,053,300	$16,083
Chocoladefabriken Lindt & Sprüngli AG	97	13,008
Dabur India, Ltd.	933,875	7,287
Pernod Ricard SA	3,203	771
		335,577
Utilities 2.40%
ENN Energy Holdings, Ltd.	10,225,700	192,513
China Gas Holdings, Ltd.	16,490,200	34,260
		226,773
Real estate 0.46%
ESR Cayman, Ltd.[1]	9,137,600	30,878
Ayala Land, Inc.	17,500,000	12,595
		43,473

Total common stocks (cost: $6,130,710,000)		8,392,499

Preferred securities 0.48%
Health care 0.28%
Grifols, SA, Class B, nonvoting non-registered preferred shares	2,274,930	26,185

Energy 0.19%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	3,516,231	17,960

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4,5]	422	719
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4,5]	18	30
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4,5]	1	2
		751

Total preferred securities (cost: $60,867,000)		44,896

Rights & warrants 0.21%
Health care 0.21%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[3,6]	896,000	16,671
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,6]	179,200	3,334

Total rights & warrants (cost: $20,683,000)		20,005

Short-term securities 11.14%
Money market investments 10.37%
Capital Group Central Cash Fund 0.09%[7,8]	9,773,002	977,398

68	American Funds Insurance Series

International Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.77%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	36,116,824	$36,116
Capital Group Central Cash Fund 0.09%[7,8,9]	340,557	34,059
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	2,432,795	2,433
		72,608

Total short-term securities (cost: $1,049,900,000)		1,050,006
Total investment securities 100.83% (cost: $7,262,160,000)		9,507,406
Other assets less liabilities (0.83)%		(78,053)

Net assets 100.00%		$9,429,353

Investments in affiliates8

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Short-term securities 10.73%
Money market investments 10.37%
Capital Group Central Cash Fund 0.09%[7]	$523,844	$3,582,752		$3,129,199	$(41)	$42	$977,398	$357
Money market investments purchased with collateral from securities on loan 0.36%
Capital Group Central Cash Fund 0.09%[7,9]	—	34,059	[10]				34,059	—	[11]
Total short-term securities							1,011,457
Total 10.73%					$(41)	$42	$1,011,457	$357

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $77,301,000, which represented .82% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $47,175,000, which represented .50% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,212,000, which represented .41% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2021.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Canva, Inc.	8/26/2021-11/4/2021	$8,215	$8,212	.09%
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	719	719	.01
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	31	30	.00
Canva, Inc., Series A-4, noncumulative preferred shares	11/4/2021	2	2	.00
Total private placement securities		$8,967	$8,963	.10%

American Funds Insurance Series	69

International Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

See notes to financial statements.

70	American Funds Insurance Series

New World Fund

Investment portfolio December 31, 2021

Common stocks 92.02%	Shares	Value (000)
Information technology 20.17%
Microsoft Corp.	420,372	$141,379
Taiwan Semiconductor Manufacturing Company, Ltd.	4,075,000	90,582
Silergy Corp.	348,094	63,222
ASML Holding NV	57,498	46,262
Adobe, Inc.[1]	73,627	41,751
Broadcom, Inc.	60,139	40,017
Keyence Corp.	61,500	38,644
PagSeguro Digital, Ltd., Class A1	1,410,452	36,982
Wolfspeed, Inc.[1]	304,599	34,045
Micron Technology, Inc.	354,314	33,004
Mastercard, Inc., Class A	68,940	24,772
PayPal Holdings, Inc.[1]	121,076	22,833
Apple, Inc.	125,754	22,330
Tata Consultancy Services, Ltd.	352,077	17,706
EPAM Systems, Inc.[1]	22,796	15,238
Samsung Electronics Co., Ltd.	222,955	14,685
NVIDIA Corp.	47,363	13,930
Globant SA1	43,911	13,792
Network International Holdings PLC[1]	2,759,352	10,913
Nice, Ltd. (ADR)[1]	33,853	10,278
Visa, Inc., Class A	45,183	9,792
TELUS International (Cda), Inc., subordinate voting shares[1]	284,750	9,414
Accenture PLC, Class A	22,622	9,378
Advanced Micro Devices, Inc.[1]	64,798	9,324
StoneCo, Ltd., Class A1	549,141	9,259
Tokyo Electron, Ltd.	15,100	8,701
MediaTek, Inc.	188,000	8,086
Cognizant Technology Solutions Corp., Class A	87,827	7,792
Kingdee International Software Group Co., Ltd.[1]	2,404,000	7,399
Nokia Corp.[1]	1,085,362	6,888
Atlassian Corp. PLC, Class A1	17,509	6,676
Hexagon AB, Class B	363,645	5,781
NXP Semiconductors NV	25,306	5,764
Trimble, Inc.[1]	65,066	5,673
Flat Glass Group Co., Ltd., Class H1	1,090,000	5,536
Edenred SA	108,779	5,024
Halma PLC	115,702	5,011
ON Semiconductor Corp.[1]	51,169	3,475
Logitech International SA	40,546	3,421
Applied Materials, Inc.	20,087	3,161
DLocal, Ltd., Class A1	84,459	3,014
Amadeus IT Group SA, Class A, non-registered shares[1]	36,543	2,481
KLA Corp.	5,471	2,353
VeriSign, Inc.[1]	8,923	2,265
Infosys Ltd.	80,946	2,056
FleetCor Technologies, Inc.[1]	8,827	1,976
Hamamatsu Photonics KK	29,000	1,850
Hundsun Technologies Inc., Class A	166,577	1,624
MKS Instruments, Inc.	9,065	1,579
SAP SE	11,071	1,574
Coforge, Ltd.	19,788	1,568
Intel Corp.	29,635	1,526
Infineon Technologies AG	28,823	1,338
Aspen Technology, Inc.[1]	8,625	1,313
Elastic NV, non-registered shares[1]	9,576	1,179
Fabrinet, non-registered shares[1]	8,236	976
Canva, Inc.[1,2,3,4]	385	656
		897,248

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 12.36%
Thermo Fisher Scientific, Inc.	84,675	$56,499
Carl Zeiss Meditec AG, non-registered shares	188,815	39,736
Abbott Laboratories	246,892	34,748
WuXi Biologics (Cayman), Inc.[1]	2,774,600	32,932
WuXi AppTec Co., Ltd., Class A	1,002,659	18,655
WuXi AppTec Co., Ltd., Class H	526,300	9,112
PerkinElmer, Inc.	123,409	24,813
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,454,512	19,529
CanSino Biologics, Inc., Class H1,5	844,918	19,526
Danaher Corp.	57,443	18,899
BeiGene, Ltd. (ADR)[1]	59,844	16,214
BeiGene, Ltd.[1]	49,700	1,026
AstraZeneca PLC	141,480	16,618
Eli Lilly and Company	54,577	15,075
Shionogi & Co., Ltd.	198,200	14,000
Laurus Labs, Ltd.	1,887,975	13,687
Pharmaron Beijing Co., Ltd., Class H	420,600	6,489
Pharmaron Beijing Co., Ltd., Class A	259,600	5,754
CSL, Ltd.	53,148	11,241
Zai Lab, Ltd. (ADR)[1]	176,391	11,086
Angelalign Technology, Inc.[1,5]	334,600	10,702
Novo Nordisk A/S, Class B	93,787	10,553
Straumann Holding AG	4,857	10,325
Olympus Corp.	430,700	9,920
Notre Dame Intermédica Participações SA	840,623	9,108
Hutchmed China, Ltd. (ADR)[1]	160,791	5,641
Hutchmed China, Ltd.[1,5]	382,500	2,781
Pfizer, Inc.	140,786	8,313
Gland Pharma, Ltd.[1]	155,109	8,064
Aier Eye Hospital Group Co., Ltd., Class A	1,159,131	7,689
Medtronic PLC	71,546	7,401
Zoetis, Inc., Class A	29,114	7,105
Genus PLC	100,220	6,699
Merck KGaA	22,956	5,933
Hypera SA, ordinary nominative shares	1,113,589	5,652
Alcon, Inc.	52,886	4,686
Koninklijke Philips NV (EUR denominated)	109,015	4,067
Hugel, Inc.[1]	27,502	3,551
Hikma Pharmaceuticals PLC	111,853	3,360
Grifols, SA, Class A, non-registered shares	170,956	3,284
Rede D’Or Sao Luiz SA	394,309	3,174
Asahi Intecc Co., Ltd.	138,900	2,984
Align Technology, Inc.[1]	4,343	2,854
Mettler-Toledo International, Inc.[1]	1,570	2,665
HOYA Corp.	17,700	2,633
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A1	42,690	2,551
bioMérieux SA	16,966	2,413
Alibaba Health Information Technology, Ltd.[1]	2,324,000	1,964
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	106,133	1,855
OdontoPrev SA, ordinary nominative shares	818,190	1,851
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	214,654	1,719
Hangzhou Tigermed Consulting Co., Ltd., Class A	56,371	1,130
Novartis AG	8,982	791
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	459
		549,516

Consumer discretionary 12.30%
MercadoLibre, Inc.[1]	44,884	60,522
LVMH Moët Hennessy-Louis Vuitton SE	57,671	47,734
General Motors Company[1]	676,073	39,638
Li Ning Co., Ltd.	3,070,001	33,603
Hermès International	18,779	32,839

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Evolution AB	164,205	$23,373
Xpeng, Inc., Class A (ADR)[1]	450,123	22,655
EssilorLuxottica	92,076	19,628
Pop Mart International Group, Ltd.	2,880,921	16,515
YUM! Brands, Inc.	92,604	12,859
PB Fintech, Ltd.[1]	926,770	11,848
Midea Group Co., Ltd., Class A	1,021,982	11,836
Booking Holdings, Inc.[1]	4,719	11,322
Kering SA	13,841	11,139
Grab Holdings, Ltd., Class A1,2,5,6	853,798	5,905
Grab Holdings, Ltd., Class A1	729,973	5,205
Compagnie Financière Richemont SA, Class A	66,042	9,926
Trip.com Group, Ltd. (ADR)[1]	397,001	9,774
NIKE, Inc., Class B	55,769	9,295
China MeiDong Auto Holdings, Ltd.	1,784,000	9,197
Galaxy Entertainment Group, Ltd.[1]	1,708,000	8,849
Marriott International, Inc., Class A1	49,956	8,255
JD.com, Inc., Class A1	219,200	7,702
Zhongsheng Group Holdings, Ltd.	949,000	7,400
Huazhu Group, Ltd. (ADR)[1]	194,464	7,261
IDP Education, Ltd.	237,609	5,990
Meituan, Class B1	205,500	5,940
Lear Corp.	32,272	5,904
Zomato, Ltd.[1]	3,016,710	5,576
Industria de Diseño Textil, SA	170,304	5,532
Americanas SA, ordinary nominative shares[1]	968,680	5,492
Astra International Tbk PT	13,444,300	5,377
Jumbo SA	367,791	5,276
Tesla, Inc.[1]	4,687	4,953
Aptiv PLC[1]	27,153	4,479
Prosus NV, Class N	50,338	4,214
Delivery Hero SE1	34,823	3,885
adidas AG	12,069	3,479
Airbnb, Inc., Class A1	19,887	3,311
Melco Resorts & Entertainment, Ltd. (ADR)[1]	303,589	3,091
Naspers, Ltd., Class N	19,719	3,059
Lojas Americanas SA, ordinary nominative shares	2,808,200	2,980
Entain PLC[1]	124,883	2,845
Samsonite International SA1	1,399,200	2,842
Maruti Suzuki India, Ltd.	27,362	2,734
JD Health International, Inc.[1]	308,200	2,429
Inchcape PLC	197,076	2,426
Shangri-La Asia, Ltd.[1]	2,214,000	1,848
Flutter Entertainment PLC[1]	11,607	1,837
Alibaba Group Holding, Ltd.[1]	114,772	1,750
Wynn Resorts, Ltd.[1]	17,044	1,449
Stellantis NV	68,672	1,304
Levi Strauss & Co., Class A	39,011	976
Gree Electric Appliances, Inc. of Zhuhai, Class A	151,046	878
Jiumaojiu International Holdings, Ltd.	239,000	420
Cyrela Brazil Realty SA, ordinary nominative shares	119,389	338
		546,894

Financials 12.14%
Kotak Mahindra Bank, Ltd.	3,284,556	79,362
Société Générale	1,170,149	40,240
HDFC Bank, Ltd.	1,979,009	39,385
HDFC Bank, Ltd. (ADR)	7,664	499
AIA Group, Ltd.	3,837,600	38,683
Ping An Insurance (Group) Company of China, Ltd., Class H	4,156,344	29,930
Bajaj Finance, Ltd.	258,996	24,310
Capitec Bank Holdings, Ltd.	176,311	22,569

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Sberbank of Russia PJSC (ADR)	1,393,147	$22,295
UniCredit SpA	1,392,775	21,476
B3 SA-Brasil, Bolsa, Balcao	10,710,109	21,420
Banco Santander, SA	4,545,381	15,217
S&P Global, Inc.	32,084	15,141
ICICI Bank, Ltd. (ADR)	597,178	11,818
ICICI Bank, Ltd.	144,197	1,436
Bajaj Finserv, Ltd.	56,872	12,552
HDFC Life Insurance Company, Ltd.	1,337,727	11,689
Nu Holdings, Ltd., Class A1,2,5,6	971,370	8,109
Nu Holdings, Ltd., Class A1	224,519	2,106
Hong Kong Exchanges and Clearing, Ltd.	164,500	9,607
Discovery, Ltd.[1]	997,261	8,985
Moody’s Corp.	21,823	8,524
Eurobank Ergasias Services and Holdings SA1	8,154,869	8,276
TCS Group Holding PLC (GDR)	96,245	8,115
China Merchants Bank Co., Ltd., Class H	868,000	6,740
XP, Inc., Class A1	231,492	6,653
AU Small Finance Bank, Ltd.[1]	472,800	6,593
Fairfax Financial Holdings, Ltd., subordinate voting shares	12,724	6,259
Industrial and Commercial Bank of China Ltd., Class H1	10,319,000	5,823
Postal Savings Bank of China Co., Ltd., Class H	7,363,000	5,165
DBS Group Holdings, Ltd.	184,073	4,461
Banco Bilbao Vizcaya Argentaria, SA	738,810	4,416
Lufax Holding, Ltd. (ADR)[1]	760,315	4,281
Alpha Services and Holdings SA1	2,988,190	3,664
Credicorp, Ltd.[1]	28,683	3,501
Canara Bank[1]	1,280,630	3,445
East Money Information Co., Ltd., Class A1	568,680	3,311
Grupo Financiero Banorte, SAB de CV, Series O	413,062	2,683
Futu Holdings, Ltd. (ADR)[1,5]	61,496	2,663
Chubb, Ltd.	13,538	2,617
Axis Bank, Ltd.[1]	210,286	1,920
China Construction Bank Corp., Class H	2,259,000	1,564
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,336,017	1,536
Moscow Exchange MICEX-RTS PJSC	438,203	894
		539,933

Communication services 8.13%
Alphabet, Inc., Class C1	19,487	56,388
Alphabet, Inc., Class A1	4,282	12,405
Sea, Ltd., Class A (ADR)[1]	240,744	53,857
Tencent Holdings, Ltd.	770,700	45,150
Meta Platforms, Inc., Class A1	129,909	43,695
Netflix, Inc.[1]	52,882	31,858
América Móvil, SAB de CV, Series L (ADR)	1,213,470	25,616
Yandex NV, Class A1	361,818	21,890
Bharti Airtel, Ltd.[1]	1,730,201	15,916
Bharti Airtel, Ltd., interim shares[1]	80,154	380
Activision Blizzard, Inc.	151,781	10,098
Vodafone Group PLC	6,525,800	9,916
Bilibili, Inc., Class Z1	172,746	7,945
Bilibili, Inc., Class Z (ADR)[1,5]	26,258	1,218
MTN Group, Ltd.[1]	727,754	7,796
NetEase, Inc.	163,100	3,295
NetEase, Inc. (ADR)	29,800	3,033
JCDecaux SA1	176,638	4,424

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Indus Towers, Ltd.	1,319,168	$4,406
Informa PLC[1]	230,790	1,614
SoftBank Group Corp.	14,000	661
		361,561

Industrials 7.80%
Airbus SE, non-registered shares[1]	352,550	45,099
IMCD NV	105,137	23,305
Contemporary Amperex Technology Co., Ltd., Class A	192,095	17,722
Shenzhen Inovance Technology Co., Ltd., Class A	1,580,674	17,014
Wizz Air Holdings PLC[1]	294,372	16,687
Safran SA	129,764	15,905
International Container Terminal Services, Inc.	4,031,020	15,810
Larsen & Toubro Ltd.[1]	584,155	14,899
DSV A/S	62,716	14,666
Copa Holdings, SA, Class A1	168,055	13,891
General Electric Co.	132,056	12,475
Nidec Corp.	105,100	12,353
Rumo SA1	3,555,478	11,337
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,344,924	9,308
Carrier Global Corp.	140,000	7,594
Daikin Industries, Ltd.	33,200	7,530
TransDigm Group, Inc.[1]	10,897	6,933
SMC Corp.	10,100	6,813
Ryanair Holdings PLC (ADR)[1]	64,996	6,651
Spirax-Sarco Engineering PLC	27,742	6,027
Interpump Group SpA	80,948	5,940
InPost SA1	464,249	5,602
CCR SA, ordinary nominative shares	2,373,378	4,938
Boeing Company[1]	23,092	4,649
Centre Testing International Group Co., Ltd.	1,045,396	4,407
ZTO Express (Cayman), Inc., Class A (ADR)	148,533	4,192
Havells India, Ltd.	196,876	3,700
Raytheon Technologies Corp.	42,943	3,696
Epiroc AB, Class B	173,137	3,673
ABB, Ltd.	79,535	3,046
Fluidra, SA, non-registered shares	74,576	2,989
AirTAC International Group[1]	78,000	2,876
Hitachi, Ltd.	52,900	2,865
Atlas Copco AB, Class B	34,239	2,017
Air Lease Corp., Class A	43,438	1,921
Bharat Electronics Ltd.[1]	678,933	1,918
Bureau Veritas SA	54,130	1,798
China Merchants Port Holdings Co., Ltd.	768,000	1,399
Experian PLC	27,683	1,361
Haitian International Holdings, Ltd.	236,000	655
United Airlines Holdings, Inc.[1]	14,717	644
Hefei Meyer Optoelectronic Technology, Inc., Class A	97,000	570
		346,875

Materials 7.64%
Vale SA, ordinary nominative shares	2,398,005	33,564
Vale SA, ordinary nominative shares (ADR)	2,372,563	33,263
First Quantum Minerals, Ltd.	2,097,826	50,201
Freeport-McMoRan, Inc.	756,454	31,567
Sika AG	69,369	28,944
Asian Paints, Ltd.	537,055	24,441
Barrick Gold Corp.	514,267	9,771
Fortescue Metals Group, Ltd.	679,678	9,499
Linde PLC	26,140	9,056
Albemarle Corp.	38,585	9,020
Shin-Etsu Chemical Co., Ltd.	49,500	8,572

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Shree Cement, Ltd.	22,299	$8,096
Givaudan SA	1,501	7,894
BASF SE	107,641	7,571
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	912,393	7,542
Koninklijke DSM NV	32,787	7,391
Wacker Chemie AG1	36,435	5,459
Pidilite Industries, Ltd.[1]	144,558	4,789
Ivanhoe Mines Ltd., Class A1	571,589	4,663
LANXESS AG	73,268	4,546
Yunnan Energy New Material Co., Ltd., Class A	107,800	4,235
Shandong Sinocera Functional Material Co., Ltd., Class A	626,700	4,186
Loma Negra Compania Industrial Argentina SA (ADR)[1]	565,048	3,769
SKSHU Paint Co., Ltd., Class A1	148,265	3,237
Arkema SA	21,254	2,997
SIG Combibloc Group AG	98,307	2,747
Alrosa PJSC	1,417,398	2,318
CCL Industries, Inc., Class B, nonvoting shares	39,906	2,140
Amcor PLC (CDI)	163,846	1,969
Navin Fluorine International, Ltd.	25,041	1,411
Celanese Corp.	7,800	1,311
Umicore SA	29,864	1,215
Impala Platinum Holdings, Ltd.	70,922	1,001
Anglo American PLC	22,331	912
Chr. Hansen Holding A/S	7,302	576
		339,873

Consumer staples 5.33%
Kweichow Moutai Co., Ltd., Class A	210,707	67,774
Bunge, Ltd.	158,997	14,844
Nestlé SA	101,606	14,211
Constellation Brands, Inc., Class A	52,891	13,274
Anheuser-Busch InBev SA/NV	188,368	11,403
British American Tobacco PLC	270,437	10,006
Carlsberg A/S, Class B	53,193	9,198
Avenue Supermarts, Ltd.[1]	134,844	8,474
Pernod Ricard SA	34,703	8,356
Wuliangye Yibin Co., Ltd., Class A	213,271	7,451
Raia Drogasil SA, ordinary nominative shares	1,495,270	6,523
Reckitt Benckiser Group PLC	63,575	5,457
ITC, Ltd.	1,831,504	5,372
Foshan Haitian Flavouring and Food Co., Ltd., Class A	302,930	4,996
Heineken NV	40,609	4,571
Dabur India, Ltd.	537,445	4,194
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	526,400	3,424
L’Oréal SA, non-registered shares	6,898	3,274
Yihai International Holding, Ltd.	677,000	3,130
Arca Continental, SAB de CV	466,800	2,976
Monde Nissin Corp.[1]	8,712,500	2,768
Mondelez International, Inc.	41,527	2,754
Shiseido Company, Ltd.	45,000	2,509
X5 Retail Group NV (GDR)	93,180	2,434
Kimberly-Clark de México, SAB de CV, Class A	1,578,095	2,390
Kimberly-Clark Corp.	16,061	2,295
Monster Beverage Corp.[1]	21,924	2,106
United Spirits, Ltd.[1]	167,058	2,019
Fomento Económico Mexicano, SAB de CV	239,333	1,862
Herbalife Nutrition, Ltd.[1]	42,822	1,753
Unilever PLC (EUR denominated)	32,294	1,730
Danone SA	23,668	1,471

76	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Uni-Charm Corp.	26,400	$1,147
Diageo PLC	11,617	635
Wal-Mart de México, SAB de CV, Series V	122,379	455
		237,236

Energy 3.21%
Reliance Industries, Ltd.	2,645,387	84,275
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	2,357,177	25,882
Gazprom PJSC (ADR)	806,244	7,450
TotalEnergies SE	132,741	6,745
New Fortress Energy, Inc., Class A5	251,163	6,063
Rosneft Oil Company PJSC (GDR)	612,982	4,929
Royal Dutch Shell PLC, Class B	146,347	3,214
Chevron Corp.	22,384	2,627
BP PLC	333,742	1,493
		142,678

Utilities 1.54%
ENN Energy Holdings, Ltd.	2,017,300	37,979
AES Corp.	543,971	13,218
Engie SA	613,910	9,096
China Gas Holdings, Ltd.	2,276,000	4,729
Enel SpA	389,325	3,123
China Resources Gas Group, Ltd.	100,000	565
		68,710

Real estate 1.40%
American Tower Corp. REIT	45,487	13,305
Macrotech Developers, Ltd.[1]	766,547	12,720
ESR Cayman, Ltd.[1]	2,925,400	9,886
BR Malls Participacoes SA, ordinary nominative shares[1]	4,194,387	6,258
CK Asset Holdings, Ltd.	914,000	5,761
Shimao Services Holdings, Ltd.	6,485,187	4,508
CTP NV	210,395	4,479
China Overseas Land & Investment, Ltd.	967,000	2,289
Sunac Services Holdings, Ltd.	1,548,496	1,579
Longfor Group Holdings, Ltd.	296,000	1,393
		62,178

Total common stocks (cost: $2,592,259,000)		4,092,702

Preferred securities 0.93%
Consumer discretionary 0.24%
Volkswagen AG, nonvoting preferred shares	34,472	6,965
Getir BV, Series H, preferred shares[1,2,3,4]	7,768	3,500
		10,465

Materials 0.23%
Gerdau SA, preferred nominative shares	2,088,351	10,221

Industrials 0.20%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	1,367,880	4,182
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares (ADR)[1,5]	72,525	439
Azul SA, preferred nominative shares (ADR)[1]	337,989	4,461
		9,082

American Funds Insurance Series	77

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Real estate 0.19%
QuintoAndar, Ltd., Series E, preferred shares[1,2,3,4]		32,657	$6,672
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3,4]		8,400	1,716
Ayala Land, Inc., preferred shares[2,3]		15,000,000	—	[7]
			8,388

Health care 0.05%
Grifols, SA, Class B, nonvoting non-registered preferred shares		179,977	2,072

Energy 0.02%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares		189,783	969

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,3,4]		34	58
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3,4]		1	2
			60

Total preferred securities (cost: $33,445,000)			41,257

Rights & warrants 0.02%
Materials 0.02%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 2022[1,2,6]		124,600	832

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[1]		105,741	116

Total rights & warrants (cost: $837,000)			948

Bonds, notes & other debt instruments 2.57%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.16%
Abu Dhabi (Emirate of) 2.50% 2029[6]		$1,000	1,040
Abu Dhabi (Emirate of) 1.70% 2031[6]		455	443
Angola (Republic of) 8.00% 2029[6]		2,270	2,246
Argentine Republic 1.00% 2029		385	140
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[8]		2,672	942
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[8]		4,190	1,346
Argentine Republic 2.00% 2038 (3.875% on 7/9/2022)[8]		1,318	501
Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[8]		5,900	2,092
Armenia (Republic of) 7.15% 2025		490	548
Bahrain (Kingdom of) 6.75% 2029[6]		500	540
Belarus (Republic of) 6.875% 2023		1,775	1,760
Belarus (Republic of) 5.875% 2026		230	204
Belarus (Republic of) 7.625% 2027		335	309
Colombia (Republic of) 4.50% 2026		280	294
Colombia (Republic of) 3.25% 2032		900	811
Colombia (Republic of) 7.375% 2037		1,090	1,273
Colombia (Republic of) 4.125% 2051		350	285
Costa Rica (Republic of) 6.125% 2031[6]		1,250	1,266
Costa Rica (Republic of) 6.125% 2031		393	398
Cote d’Ivoire (Republic of) 4.875% 2032		€150	165
Dominican Republic 6.875% 2026		$370	422
Dominican Republic 8.625% 2027[6]		575	687
Dominican Republic 11.375% 2029	DOP	12,800	278
Dominican Republic 5.30% 2041[6]		$303	300
Dominican Republic 7.45% 2044		1,400	1,661
Dominican Republic 7.45% 2044[6]		1,125	1,335

78	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Dominican Republic 6.85% 2045		$320	$354
Dominican Republic 5.875% 2060[6]		280	270
Egypt (Arab Republic of) 5.75% 2024[6]		450	469
Egypt (Arab Republic of) 5.625% 2030		€260	268
Egypt (Arab Republic of) 5.875% 2031[6]		$365	324
Egypt (Arab Republic of) 7.625% 2032[6]		1,140	1,083
Egypt (Arab Republic of) 8.50% 2047		1,200	1,067
Egypt (Arab Republic of) 8.15% 2059[6]		900	771
Ethiopia (Federal Democratic Republic of) 6.625% 2024		1,430	975
Export-Import Bank of India 3.25% 2030		1,180	1,203
Georgia (Republic of) 2.75% 2026[6]		375	374
Ghana (Republic of) 8.125% 2026		315	292
Ghana (Republic of) 6.375% 2027		485	411
Ghana (Republic of) 7.875% 2027		200	176
Ghana (Republic of) 7.75% 2029[6]		1,125	945
Ghana (Republic of) 8.125% 2032		1,880	1,542
Honduras (Republic of) 6.25% 2027		1,600	1,736
Hungary (Republic of) 2.125% 2031[6]		770	759
Indonesia (Republic of) 6.625% 2037		700	979
Indonesia (Republic of) 5.25% 2042		840	1,056
Iraq (Republic of) 6.752% 2023		960	974
Jordan (Hashemite Kingdom of) 4.95% 2025[6]		600	621
Jordan (Hashemite Kingdom of) 5.75% 2027[6]		1,530	1,612
Jordan (Hashemite Kingdom of) 5.75% 2027		200	211
Kazakhstan (Republic of) 6.50% 2045[6]		800	1,149
Kenya (Republic of) 7.25% 2028		400	432
Kenya (Republic of) 8.25% 2048[6]		2,000	2,038
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR	430	103
Malaysia (Federation of), Series 0418, 4.893% 2038		1,150	302
Oman (Sultanate of) 4.875% 2025[6]		$202	211
Oman (Sultanate of) 5.375% 2027		750	787
Oman (Sultanate of) 6.25% 2031[6]		890	975
Pakistan (Islamic Republic of) 8.25% 2025[6]		410	445
Pakistan (Islamic Republic of) 6.00% 2026[6]		380	381
Pakistan (Islamic Republic of) 6.875% 2027[6]		1,050	1,062
Pakistan (Islamic Republic of) 7.875% 2036		400	388
Panama (Republic of) 3.75% 2026[6]		1,380	1,468
Panama (Republic of) 4.50% 2047		1,155	1,276
Panama (Republic of) 4.50% 2050		400	442
Panama (Republic of) 4.30% 2053		400	431
Paraguay (Republic of) 5.00% 2026[6]		500	556
Paraguay (Republic of) 4.70% 2027[6]		800	889
Paraguay (Republic of) 4.70% 2027		500	556
Paraguay (Republic of) 4.95% 2031		320	360
Peru (Republic of) 3.00% 2034		425	424
Peru (Republic of) 6.55% 2037		1,070	1,462
Peru (Republic of) 3.55% 2051		370	386
Peru (Republic of) 2.78% 2060		565	497
PETRONAS Capital, Ltd. 4.55% 2050[6]		400	497
Philippines (Republic of) 1.648% 2031		780	757
Philippines (Republic of) 6.375% 2034		820	1,141
Philippines (Republic of) 3.95% 2040		900	1,007
Philippines (Republic of) 2.95% 2045		790	781
PT Indonesia Asahan Aluminium Tbk 6.757% 2048		200	256
Qatar (State of) 4.50% 2028[6]		2,335	2,686
Qatar (State of) 4.50% 2028		800	920
Romania 2.00% 2032		€1,375	1,458
Romania 2.00% 2033		530	551
Romania 5.125% 2048[6]		$720	852
Russian Federation 4.25% 2027		1,000	1,083
Russian Federation 4.375% 2029[6]		800	883

American Funds Insurance Series	79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 5.10% 2035		$1,600	$1,890
Russian Federation 5.25% 2047		1,000	1,269
Senegal (Republic of) 4.75% 2028		€1,100	1,273
Serbia (Republic of) 3.125% 2027		850	1,034
South Africa (Republic of) 5.875% 2030		$1,710	1,910
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		650	591
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		450	239
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		700	364
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		1,270	651
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		800	402
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[6]		500	251
Tunisia (Republic of) 6.75% 2023		€310	296
Tunisia (Republic of) 6.75% 2023		215	205
Tunisia (Republic of) 5.625% 2024		710	644
Tunisia (Republic of) 5.75% 2025		$875	671
Turkey (Republic of) 6.375% 2025		475	465
Turkey (Republic of) 11.875% 2030		800	1,002
Turkey (Republic of) 5.875% 2031		1,170	1,042
Turkey (Republic of) 4.875% 2043		1,000	769
Turkey (Republic of) 5.75% 2047		2,205	1,787
Ukraine 8.994% 2024		200	200
Ukraine 7.75% 2027		2,328	2,216
Ukraine 9.75% 2028		700	710
Ukraine 7.375% 2032		2,180	1,951
United Mexican States 4.50% 2029		550	613
United Mexican States 4.75% 2032		870	986
United Mexican States 4.75% 2044		1,090	1,191
United Mexican States 3.75% 2071		400	361
United Mexican States, Series M, 7.50% 2027	MXN	19,000	931
Venezuela (Bolivarian Republic of) 7.00% 2018[9]		$64	4
Venezuela (Bolivarian Republic of) 7.75% 2019[9]		1,149	75
Venezuela (Bolivarian Republic of) 6.00% 2020[9]		950	62
Venezuela (Bolivarian Republic of) 12.75% 2022[9]		85	6
Venezuela (Bolivarian Republic of) 9.00% 2023[9]		1,383	90
Venezuela (Bolivarian Republic of) 8.25% 2024[9]		299	19
Venezuela (Bolivarian Republic of) 7.65% 2025[9]		129	8
Venezuela (Bolivarian Republic of) 11.75% 2026[9]		64	4
Venezuela (Bolivarian Republic of) 9.25% 2027[9]		170	11
Venezuela (Bolivarian Republic of) 9.25% 2028[9]		319	21
Venezuela (Bolivarian Republic of) 11.95% 2031[9]		106	7
Venezuela (Bolivarian Republic of) 7.00% 2038[9]		107	7
			95,878

Corporate bonds, notes & loans 0.41%
Energy 0.12%
Oleoducto Central SA 4.00% 2027[6]		255	254
Petrobras Global Finance Co. 5.60% 2031		780	828
Petrobras Global Finance Co. 6.85% 2115		314	312
Petróleos Mexicanos 6.875% 2026		755	831
Petróleos Mexicanos 7.47% 2026	MXN	2,800	124
Petróleos Mexicanos 6.49% 2027		$1,490	1,590
Petróleos Mexicanos 6.70% 2032[6]		622	630
Sinopec Group Overseas Development (2018), Ltd. 3.10% 2051[6]		630	606
			5,175

Materials 0.08%
Braskem Idesa SAPI 7.45% 2029		775	804
Braskem Idesa SAPI 7.45% 2029[6]		300	311
Braskem Idesa SAPI 6.99% 2032[6]		350	352
CSN Islands XI Corp. 6.75% 2028		600	633

80	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
CSN Resources SA 7.625% 2026	$575	$604
GC Treasury Center Co., Ltd. 2.98% 2031[6]	200	203
Sasol Financing USA, LLC 5.875% 2024	500	522
		3,429

Financials 0.07%
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]	1,140	1,167
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity on 2/25/2027)[6,8]	600	600
Power Financial Corp., Ltd. 5.25% 2028	425	477
Power Financial Corp., Ltd. 6.15% 2028	432	509
Power Financial Corp., Ltd. 4.50% 2029	273	292
Power Financial Corp., Ltd. 3.35% 2031	310	306
		3,351

Consumer discretionary 0.04%
Alibaba Group Holding, Ltd. 2.125% 2031	263	254
Alibaba Group Holding, Ltd. 3.15% 2051	610	572
Meituan Dianping 3.05% 2030[6]	700	649
Sands China, Ltd. 4.375% 2030	220	225
		1,700

Communication services 0.03%
Axiata SPV5 Labuan, Ltd. 3.064% 2050	357	343
PLDT, Inc. 2.50% 2031	210	209
Tencent Holdings, Ltd. 3.975% 2029	400	435
Tencent Holdings, Ltd. 3.24% 2050[6]	580	548
		1,535

Utilities 0.03%
AES Panama Generation Holdings SRL 4.375% 2030[6]	280	292
Empresas Publicas de Medellin ESP 4.25% 2029[6]	412	392
Empresas Publicas de Medellin ESP 4.375% 2031[6]	360	339
Instituto Costarricense de Electricidad 6.75% 2031[6]	235	238
		1,261

Industrials 0.02%
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[6]	270	314
Mexico City Airport Trust 4.25% 2026	675	716
		1,030

Consumer staples 0.02%
MARB BondCo PLC 3.95% 2031[6]	600	574
Marfrig Global Foods SA 3.95% 2031	320	306
		880

Total corporate bonds, notes & loans		18,361

Total bonds, notes & other debt instruments (cost: $116,959,000)		114,239

Short-term securities 5.08%	Shares
Money market investments 4.87%
Capital Group Central Cash Fund 0.09%[10,11]	2,167,420	216,764

American Funds Insurance Series	81

New World Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[10,12]	4,512,604	$4,513
Capital Group Central Cash Fund 0.09%[10,11,12]	42,551	4,255
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[10,12]	303,965	304
		9,072

Total short-term securities (cost: $225,820,000)		225,836
Total investment securities 100.62% (cost: $2,969,320,000)		4,474,982
Other assets less liabilities (0.62)%		(27,538)

Net assets 100.00%		$4,447,444

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2021
Contracts	Type	contracts	Expiration	(000)	(000)
2 Year U.S. Treasury Note Futures	Short	20	March 2022	$(4,363)	$3
10 Year Ultra U.S. Treasury Note Futures	Short	89	March 2022	(13,033)	(175)
30 Year Ultra U.S. Treasury Bond Futures	Long	40	March 2022	7,885	136
					$(36)

Forward currency contracts

						Unrealized
Contract amount						depreciation
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
USD	3,203	EUR	2,830	Morgan Stanley	1/20/2022	$(20)

Investments in affiliates11

	Value of				Net	Net	Value of
	affiliates at				realized	unrealized	affiliates at	Dividend
	1/1/2021	Additions		Reductions	loss	appreciation	12/31/2021	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Short-term securities 4.97%
Money market investments 4.87%
Capital Group Central Cash Fund 0.09%[10]	$224,497	$672,312		$680,036	$(17)	$8	$216,764	$180
Money market investments purchased with collateral from securities on loan 0.10%
Capital Group Central Cash Fund 0.09%[10,12]	—	4,255	[13]				4,255	—	[14]
Total short-term securities							221,019
Total 4.97%					$(17)	$8	$221,019	$180

82	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $27,450,000, which represented .62% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	All or a portion of this security was on loan. The total value of all such securities was $13,375,000, which represented .30% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,576,000, which represented 1.14% of the net assets of the fund.
[7]	Amount less than one thousand.
[8]	Step bond; coupon rate may change at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 12/31/2021.
[11]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
QuintoAndar, Ltd., Series E, preferred shares	5/26/2021	$5,258	$6,672	.15%
QuintoAndar, Ltd., Series E-1, preferred shares	12/20/2021	1,716	1,716	.04
Getir BV, Series H, preferred shares	5/27/2021	3,500	3,500	.08
Canva, Inc.	8/26/2021 -11/4/2021	656	656	.01
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	58	58	.00
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	2	2	.00
Total private placement securities		$11,190	$12,604	.28%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GDR = Global Depositary Receipts

MXN = Mexican pesos

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

(formerly Blue Chip Income and Growth Fund)

Investment portfolio December 31, 2021

Common stocks 96.23%	Shares	Value (000)
Information technology 19.89%
Microsoft Corp.	2,119,959	$712,985
Broadcom, Inc.	1,065,092	708,723
Intel Corp.	2,789,923	143,681
Apple, Inc.	749,784	133,139
ASML Holding NV (New York registered) (ADR)	153,042	121,843
Fidelity National Information Services, Inc.	711,905	77,704
Automatic Data Processing, Inc.	190,131	46,882
Visa, Inc., Class A	216,121	46,836
KLA Corp.	98,220	42,245
TE Connectivity, Ltd.	261,752	42,231
Applied Materials, Inc.	259,883	40,895
NetApp, Inc.	309,233	28,446
Paychex, Inc.	202,151	27,594
Mastercard, Inc., Class A	64,786	23,279
Motorola Solutions, Inc.	74,097	20,132
Texas Instruments, Inc.	94,512	17,813
QUALCOMM, Inc.	91,773	16,783
SAP SE (ADR)	114,413	16,030
EPAM Systems, Inc.[1]	9,314	6,226
Analog Devices, Inc.	23,155	4,070
Micron Technology, Inc.	26,591	2,477
		2,280,014

Health care 17.48%
UnitedHealth Group, Inc.	888,053	445,927
Pfizer, Inc.	4,243,621	250,586
CVS Health Corp.	2,273,753	234,560
Johnson & Johnson	1,100,169	188,206
Gilead Sciences, Inc.	1,685,700	122,399
Humana, Inc.	219,366	101,755
Abbott Laboratories	702,616	98,886
AstraZeneca PLC (ADR)	1,578,818	91,966
Eli Lilly and Company	280,377	77,446
Anthem, Inc.	165,153	76,555
Danaher Corp.	209,822	69,034
Cigna Corp.	277,429	63,706
Thermo Fisher Scientific, Inc.	60,232	40,189
GlaxoSmithKline PLC (ADR)[2]	652,446	28,773
Zimmer Biomet Holdings, Inc.	146,753	18,643
Merck & Co., Inc.	213,407	16,355
Novo Nordisk A/S, Class B (ADR)	145,965	16,348
Zoetis, Inc., Class A	55,996	13,665
Edwards Lifesciences Corp.[1]	89,412	11,583
Molina Healthcare, Inc.[1]	34,690	11,034
Baxter International, Inc.	119,734	10,278
Roche Holding AG (ADR)	191,483	9,898
Viatris, Inc.	309,977	4,194
Novartis AG (ADR)	29,792	2,606
		2,004,592

Financials 17.07%
BlackRock, Inc.	280,862	257,146
Marsh & McLennan Companies, Inc.	1,477,641	256,844
CME Group, Inc., Class A	952,534	217,616
JPMorgan Chase & Co.	1,276,682	202,163
PNC Financial Services Group, Inc.	572,524	114,802
Bank of America Corp.	2,241,996	99,746
Intercontinental Exchange, Inc.	622,909	85,195
Discover Financial Services	710,447	82,099
Capital One Financial Corp.	534,375	77,532
S&P Global, Inc.	132,929	62,733

84	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Nasdaq, Inc.	280,604	$58,930
Toronto-Dominion Bank	677,251	51,932
Truist Financial Corp.	839,908	49,177
Citizens Financial Group, Inc.	1,015,007	47,959
Travelers Companies, Inc.	306,249	47,906
Bank of Nova Scotia	639,317	45,833
Carlyle Group, Inc.	618,714	33,967
KeyCorp	1,344,377	31,095
KKR & Co., Inc.	347,190	25,866
Moody’s Corp.	65,889	25,735
Citigroup, Inc.	401,962	24,274
Wells Fargo & Company	431,515	20,704
Brookfield Asset Management, Inc., Class A	265,562	16,035
Fifth Third Bancorp	305,209	13,292
Everest Re Group, Ltd.	31,161	8,536
		1,957,117

Industrials 9.41%
CSX Corp.	3,819,151	143,600
Northrop Grumman Corp.	296,717	114,850
Lockheed Martin Corp.	290,616	103,288
L3Harris Technologies, Inc.	479,967	102,348
Union Pacific Corp.	378,488	95,353
Honeywell International, Inc.	368,630	76,863
Norfolk Southern Corp.	241,487	71,893
Caterpillar, Inc.	237,788	49,160
United Parcel Service, Inc., Class B	219,625	47,075
Raytheon Technologies Corp.	527,082	45,361
ABB, Ltd. (ADR)	904,226	34,514
PACCAR, Inc.	390,000	34,421
Equifax, Inc.	117,351	34,359
Waste Connections, Inc.	225,408	30,716
Republic Services, Inc.	157,677	21,988
Rockwell Automation	41,625	14,521
Johnson Controls International PLC	138,993	11,302
HEICO Corp.	71,986	10,382
RELX PLC (ADR)	287,360	9,371
Air Lease Corp., Class A	181,058	8,008
Cummins, Inc.	31,699	6,915
BAE Systems PLC (ADR)	169,388	5,045
Nidec Corp. (ADR)	118,363	3,493
Carrier Global Corp.	63,835	3,462
		1,078,288

Communication services 7.47%
Comcast Corp., Class A	7,950,389	400,143
Alphabet, Inc., Class C1	43,510	125,900
Alphabet, Inc., Class A1	23,911	69,271
Meta Platforms, Inc., Class A1	298,493	100,398
Verizon Communications, Inc.	1,546,894	80,377
Activision Blizzard, Inc.	725,837	48,290
AT&T, Inc.	1,106,412	27,218
Electronic Arts, Inc.	40,638	5,360
		856,957

Consumer discretionary 6.26%
Home Depot, Inc.	616,054	255,669
General Motors Company[1]	2,264,999	132,797
Darden Restaurants, Inc.	479,164	72,181
VF Corp.	800,122	58,585

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Dollar General Corp.	159,611	$37,641
Wynn Resorts, Ltd.[1]	372,936	31,714
Amazon.com, Inc.[1]	6,764	22,553
TJX Companies, Inc.	294,695	22,373
Chipotle Mexican Grill, Inc.[1]	9,904	17,315
Marriott International, Inc., Class A1	90,940	15,027
NIKE, Inc., Class B	72,869	12,145
YUM! Brands, Inc.	61,975	8,606
Starbucks Corp.	64,559	7,551
McDonald’s Corp.	27,667	7,417
Target Corp.	27,747	6,422
Royal Caribbean Cruises, Ltd.[1]	77,150	5,933
Domino’s Pizza, Inc.	6,418	3,622
		717,551

Consumer staples 5.61%
Nestlé SA (ADR)	853,271	119,774
Keurig Dr Pepper, Inc.	2,043,845	75,336
Archer Daniels Midland Company	1,094,208	73,958
Mondelez International, Inc.	1,071,593	71,057
Conagra Brands, Inc.	1,241,167	42,386
Hormel Foods Corp.	743,373	36,284
Procter & Gamble Company	207,613	33,961
Church & Dwight Co., Inc.	294,392	30,175
Reckitt Benckiser Group PLC (ADR)	1,711,879	29,958
Kraft Heinz Company	782,631	28,097
Costco Wholesale Corp.	44,478	25,250
General Mills, Inc.	372,233	25,081
Unilever PLC (ADR)	375,851	20,217
Walgreens Boots Alliance, Inc.	351,887	18,355
Kimberly-Clark Corp.	59,250	8,468
Danone (ADR)	426,506	5,284
		643,641

Energy 4.36%
Chevron Corp.	937,492	110,015
Pioneer Natural Resources Company	446,017	81,121
Baker Hughes Co., Class A	3,073,144	73,940
ConocoPhillips	935,811	67,547
EOG Resources, Inc.	684,148	60,773
Exxon Mobil Corp.	511,484	31,298
Coterra Energy, Inc.	1,132,982	21,527
Enbridge, Inc.	496,460	19,401
TC Energy Corp.	398,990	18,569
Valero Energy Corp.	215,538	16,189
		500,380

Materials 3.38%
LyondellBasell Industries NV	884,714	81,597
Dow, Inc.	1,362,977	77,308
Nucor Corp.	564,327	64,418
Rio Tinto PLC (ADR)[2]	669,108	44,790
Linde PLC	124,156	43,011
Air Products and Chemicals, Inc.	92,564	28,164
Huntsman Corp.	488,698	17,046
Sherwin-Williams Company	38,831	13,675
Corteva, Inc.	221,486	10,472
Celanese Corp.	39,510	6,640
		387,121

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Utilities 2.84%
Exelon Corp.	1,518,667	$87,718
Sempra Energy	434,821	57,518
Entergy Corp.	424,589	47,830
NextEra Energy, Inc.	361,780	33,776
CMS Energy Corp.	438,140	28,501
Evergy, Inc.	295,519	20,275
Public Service Enterprise Group, Inc.	268,764	17,935
Edison International	173,784	11,861
Dominion Energy, Inc.	150,784	11,845
Xcel Energy, Inc.	116,833	7,910
		325,169

Real estate 2.46%
Digital Realty Trust, Inc. REIT	533,914	94,433
Regency Centers Corp. REIT	764,675	57,618
Alexandria Real Estate Equities, Inc. REIT	206,219	45,979
Mid-America Apartment Communities, Inc. REIT	148,230	34,010
American Tower Corp. REIT	71,386	20,881
Boston Properties, Inc. REIT	129,978	14,971
Extra Space Storage, Inc. REIT	63,512	14,400
		282,292

Total common stocks (cost: $8,137,294,000)		11,033,122

Convertible stocks 0.98%
Information technology 0.40%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	22,140	45,949

Health care 0.24%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	10,121	17,592
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 2023[2]	197,800	10,434
		28,026

Utilities 0.22%
NextEra Energy, Inc., convertible preferred units, 5.279% 2023	336,900	19,385
NextEra Energy, Inc., convertible preferred units, 6.219% 2023	41,000	2,374
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	56,400	2,967
		24,726

Financials 0.12%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023	144,500	13,460

Total convertible stocks (cost: $92,500,000)		112,161

Short-term securities 2.98%
Money market investments 2.81%
Capital Group Central Cash Fund 0.09%[3,4]	3,218,378	321,870

American Funds Insurance Series	87

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.17%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	9,833,226	$9,833
Capital Group Central Cash Fund 0.09%[3,4,5]	92,720	9,273
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	662,357	663
		19,769

Total short-term securities (cost: $341,597,000)		341,639
Total investment securities 100.19% (cost: $8,571,391,000)		11,486,922
Other assets less liabilities (0.19)%		(21,785)

Net assets 100.00%		$11,465,137

Investments in affiliates4

	Value of				Net	Net	Value of
	affiliates at				realized	unrealized	affiliates at	Dividend
	1/1/2021	Additions		Reductions	gain	appreciation	12/31/2021	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Short-term securities 2.89%
Money market investments 2.81%
Capital Group Central Cash Fund 0.09%[3]	$178,532	$2,747,857		$2,604,532	$5	$8	$321,870	$158
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 0.09%[3,5]	—	9,273	[6]				9,273	—	[7]
Total short-term securities							331,143
Total 2.89%					$5	$8	$331,143	$158

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $89,518,000, which represented .78% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

(formerly Global Growth and Income Fund)

Investment portfolio December 31, 2021

Common stocks 95.36%	Shares	Value (000)
Information technology 20.11%
Broadcom, Inc.	136,351	$90,729
Microsoft Corp.	268,851	90,420
Taiwan Semiconductor Manufacturing Company, Ltd.	3,255,800	72,372
ASML Holding NV	51,729	41,620
Tokyo Electron, Ltd.	58,900	33,938
Apple, Inc.	118,634	21,066
Accenture PLC, Class A	27,709	11,487
MediaTek, Inc.	254,000	10,925
Keyence Corp.	15,600	9,802
Delta Electronics, Inc.	753,000	7,485
EPAM Systems, Inc.[1]	9,246	6,180
Logitech International SA	72,348	6,104
Snowflake, Inc., Class A1	17,145	5,808
Capgemini SE	22,716	5,573
Fujitsu, Ltd.	31,700	5,437
Applied Materials, Inc.	32,607	5,131
Mastercard, Inc., Class A	13,216	4,749
Hexagon AB, Class B	289,046	4,595
Adobe, Inc.[1]	7,598	4,309
GlobalWafers Co., Ltd.	127,000	4,076
Advanced Micro Devices, Inc.[1]	27,570	3,967
OBIC Co., Ltd.	16,600	3,117
SK hynix, Inc.	26,182	2,885
PagSeguro Digital, Ltd., Class A1	102,692	2,693
Ceridian HCM Holding, Inc.[1]	25,738	2,689
Worldline SA, non-registered shares[1]	47,988	2,678
Micron Technology, Inc.	27,876	2,597
ServiceNow, Inc.[1]	3,886	2,522
Paycom Software, Inc.[1]	5,660	2,350
TE Connectivity, Ltd.	14,501	2,340
NortonLifeLock, Inc.	71,608	1,860
Shopify, Inc., Class A, subordinate voting shares (CAD denominated)[1]	1,179	1,623
Nomura Research Institute, Ltd.	36,900	1,583
RingCentral, Inc., Class A1	7,468	1,399
Samsung Electronics Co., Ltd.	20,872	1,375
SS&C Technologies Holdings, Inc.	12,082	990
Atlassian Corp. PLC, Class A1	2,187	834
		479,308

Financials 14.67%
Kotak Mahindra Bank, Ltd.	931,634	22,510
Zurich Insurance Group AG	47,679	20,951
AIA Group, Ltd.	2,050,799	20,672
Toronto-Dominion Bank (CAD denominated)	264,826	20,303
CME Group, Inc., Class A	80,532	18,398
ING Groep NV	1,262,761	17,600
Sberbank of Russia PJSC (ADR)	925,176	14,849
JPMorgan Chase & Co.	92,806	14,696
KBC Groep NV	131,857	11,328
Nasdaq, Inc.	50,753	10,659
HDFC Bank, Ltd.	468,575	9,325
HDFC Bank, Ltd. (ADR)	16,964	1,104
DNB Bank ASA	446,331	10,238
HDFC Life Insurance Company, Ltd.	1,030,738	9,007
PNC Financial Services Group, Inc.	43,101	8,643
BlackRock, Inc.	9,083	8,316
Ping An Insurance (Group) Company of China, Ltd., Class H	1,070,000	7,705
Ping An Insurance (Group) Company of China, Ltd., Class A	31,800	252
Blackstone, Inc., nonvoting shares	60,151	7,783
B3 SA-Brasil, Bolsa, Balcao	3,886,144	7,772
Intercontinental Exchange, Inc.	55,456	7,585

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Wells Fargo & Company	142,482	$6,836
S&P Global, Inc.	13,267	6,261
Macquarie Group, Ltd.	40,902	6,112
Lufax Holding, Ltd. (ADR)[1]	1,084,885	6,108
Discover Financial Services	49,680	5,741
Banco Santander, SA	1,589,003	5,320
Tradeweb Markets, Inc., Class A	51,782	5,185
Hong Kong Exchanges and Clearing, Ltd.	83,300	4,865
American International Group, Inc.	85,032	4,835
Citigroup, Inc.	68,153	4,116
Deutsche Bank AG1	307,073	3,852
St. James’s Place PLC	163,292	3,721
Bank of America Corp.	83,584	3,719
Moody’s Corp.	7,587	2,963
BNP Paribas SA	39,668	2,744
Berkshire Hathaway, Inc., Class B1	8,739	2,613
Legal & General Group PLC	643,174	2,590
FinecoBank SpA	145,321	2,554
Power Corporation of Canada, subordinate voting shares	75,066	2,480
China Pacific Insurance (Group) Co., Ltd., Class H	796,200	2,160
AXA SA	64,417	1,920
Marsh & McLennan Companies, Inc.	11,030	1,917
Morgan Stanley	19,050	1,870
Blue Owl Capital, Inc., Class A	119,174	1,777
Bajaj Finance, Ltd.	16,137	1,515
DBS Group Holdings, Ltd.	61,800	1,498
National Bank of Canada[2]	19,203	1,464
Tryg A/S	48,816	1,207
Swedbank AB, Class A	56,092	1,130
Aegon NV	204,110	1,021
		349,790

Health care 12.03%
Abbott Laboratories	286,270	40,290
UnitedHealth Group, Inc.	71,624	35,965
Thermo Fisher Scientific, Inc.	34,587	23,078
Gilead Sciences, Inc.	314,904	22,865
Novartis AG	206,328	18,178
Amgen, Inc.	62,337	14,024
Daiichi Sankyo Company, Ltd.	521,900	13,271
AstraZeneca PLC	89,259	10,485
Stryker Corp.	38,863	10,393
Pfizer, Inc.	140,643	8,305
Eli Lilly and Company	29,163	8,055
Centene Corp.[1]	86,477	7,126
Sanofi	70,085	7,068
PerkinElmer, Inc.	31,792	6,392
Olympus Corp.	237,100	5,461
Siemens Healthineers AG1	72,545	5,436
Medtronic PLC	43,425	4,492
Coloplast A/S, Class B	24,429	4,305
Guardant Health, Inc.[1]	36,431	3,644
Carl Zeiss Meditec AG, non-registered shares	16,485	3,469
Zoetis, Inc., Class A	12,774	3,117
Intuitive Surgical, Inc.[1]	8,085	2,905
Insulet Corp.[1]	10,829	2,881
DexCom, Inc.[1]	5,213	2,799
Baxter International, Inc.	27,735	2,381
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	274,710	2,200
Alcon, Inc.	24,235	2,147
Chugai Pharmaceutical Co., Ltd.	63,700	2,068

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Merck KGaA	7,610	$1,967
Illumina, Inc.[1]	4,940	1,879
Cigna Corp.	7,371	1,693
Novo Nordisk A/S, Class B	14,326	1,612
Edwards Lifesciences Corp.[1]	12,324	1,597
Vertex Pharmaceuticals, Inc.[1]	6,224	1,367
GlaxoSmithKline PLC	42,120	916
Hypera SA, ordinary nominative shares	179,438	911
M3, Inc.	17,700	891
CSL, Ltd.	2,472	523
Agilon Health, Inc.[1]	14,065	380
CanSino Biologics, Inc., Class H1	11,200	259
		286,795

Consumer discretionary 11.08%
LVMH Moët Hennessy-Louis Vuitton SE	44,206	36,589
Amazon.com, Inc.[1]	9,604	32,023
Home Depot, Inc.	74,629	30,972
General Motors Company[1]	412,329	24,175
Flutter Entertainment PLC[1]	63,146	9,993
Rivian Automotive, Inc., Class A1	82,794	8,585
Rivian Automotive, Inc., Class A1,3,4	11,070	1,044
Stellantis NV	478,108	9,080
Barratt Developments PLC	802,149	8,121
Midea Group Co., Ltd., Class A	698,797	8,093
MercadoLibre, Inc.[1]	5,656	7,627
Marriott International, Inc., Class A1	42,874	7,085
Sony Group Corp.	47,200	5,940
Chipotle Mexican Grill, Inc.[1]	3,354	5,864
Restaurant Brands International, Inc. (CAD denominated)	83,274	5,049
Restaurant Brands International, Inc.	12,226	742
Shimano, Inc.	21,600	5,757
Booking Holdings, Inc.[1]	2,169	5,204
Astra International Tbk PT	11,337,300	4,534
Compagnie Financière Richemont SA, Class A	29,716	4,466
Evolution AB	30,899	4,398
Moncler SpA	47,558	3,466
adidas AG	11,713	3,377
NIKE, Inc., Class B	20,021	3,337
EssilorLuxottica	13,676	2,915
Nokian Renkaat OYJ	66,103	2,506
Taylor Wimpey PLC	1,022,679	2,429
Darden Restaurants, Inc.	15,588	2,348
Industria de Diseño Textil, SA	56,688	1,841
Kindred Group PLC (SDR)	145,423	1,733
Target Corp.	5,981	1,384
Prosus NV, Class N	16,460	1,378
DraftKings, Inc., Class A1	49,904	1,371
Pan Pacific International Holdings Corp.	98,500	1,359
Tesla, Inc.[1]	1,209	1,278
Wayfair, Inc., Class A1	6,644	1,262
Kering SA	1,529	1,231
Meituan, Class B1	29,100	841
Just Eat Takeaway (GBP denominated)[1]	14,906	822
Wynn Macau, Ltd.[1,2]	946,400	773
Cazoo Group, Ltd., Class A1	117,813	710
InterContinental Hotels Group PLC[1]	10,909	706
Naspers, Ltd., Class N	4,292	666

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Domino’s Pizza Enterprises, Ltd.	5,655	$486
Aptiv PLC[1]	2,518	415
Faurecia SA	984	47
		264,022

Industrials 9.01%
CSX Corp.	602,883	22,668
General Electric Co.	239,731	22,647
Airbus SE, non-registered shares[1]	161,342	20,639
Safran SA	73,809	9,047
Carrier Global Corp.	161,966	8,785
LIXIL Corp.	323,500	8,620
Deere & Company	24,478	8,393
Raytheon Technologies Corp.	83,021	7,145
BAE Systems PLC	913,120	6,795
Lockheed Martin Corp.	18,634	6,623
VINCI SA	57,984	6,133
Melrose Industries PLC	2,819,112	6,102
Compagnie de Saint-Gobain SA, non-registered shares	80,700	5,684
Recruit Holdings Co., Ltd.	93,600	5,673
Johnson Controls International PLC	58,928	4,791
L3Harris Technologies, Inc.	22,049	4,702
RELX PLC	133,116	4,328
TransDigm Group, Inc.[1]	6,748	4,294
Nidec Corp.	35,800	4,208
Schneider Electric SE1	18,727	3,677
ManpowerGroup, Inc.	33,145	3,226
Bunzl PLC	77,229	3,016
Caterpillar, Inc.	13,844	2,862
Eiffage SA	25,514	2,628
Stanley Black & Decker, Inc.	13,208	2,491
Ryanair Holdings PLC (ADR)[1]	21,553	2,206
Honeywell International, Inc.	10,330	2,154
Rockwell Automation	6,028	2,103
SMC Corp.	3,100	2,091
ASSA ABLOY AB, Class B	68,318	2,088
Daikin Industries, Ltd.	8,800	1,996
Union Pacific Corp.	7,669	1,932
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	439,500	1,745
Ritchie Bros. Auctioneers, Inc.	27,952	1,711
Adecco Group AG	32,531	1,664
ACS, Actividades de Construcción y Servicios, SA1	61,429	1,648
Atlas Copco AB, Class B	27,077	1,595
Interpump Group SpA	20,048	1,471
AB Volvo, Class B	59,393	1,378
Wizz Air Holdings PLC[1]	22,268	1,262
Brenntag SE	12,183	1,104
InPost SA1	65,667	792
Lilium NV, Class A1,2	59,454	412
Otis Worldwide Corp.	4,082	355
		214,884

Communication services 8.26%
Alphabet, Inc., Class C1	13,294	38,467
Alphabet, Inc., Class A1	6,704	19,422
Netflix, Inc.[1]	55,837	33,638
Meta Platforms, Inc., Class A1	70,173	23,603
Comcast Corp., Class A	368,104	18,527
SoftBank Corp.	1,296,103	16,389
Yandex NV, Class A1	193,646	11,716
NetEase, Inc.	380,300	7,681

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Sea, Ltd., Class A (ADR)[1]	26,716	$5,977
Tencent Holdings, Ltd.	80,700	4,728
Universal Music Group NV	148,049	4,177
Cellnex Telecom, SA, non-registered shares	53,156	3,097
Bharti Airtel, Ltd.[1]	208,066	1,914
Bharti Airtel, Ltd., interim shares[1]	13,994	66
Omnicom Group, Inc.	24,376	1,786
Activision Blizzard, Inc.	26,125	1,738
ITV PLC[1]	1,096,106	1,640
Bilibili, Inc., Class Z1	25,345	1,166
Bilibili, Inc., Class Z (ADR)[1,2]	4,489	208
SoftBank Group Corp.	19,800	935
		196,875

Consumer staples 7.08%
Philip Morris International, Inc.	283,612	26,943
Nestlé SA	146,080	20,431
Ocado Group PLC[1]	812,478	18,453
Keurig Dr Pepper, Inc.	428,942	15,811
Kweichow Moutai Co., Ltd., Class A	31,600	10,164
British American Tobacco PLC	227,510	8,418
British American Tobacco PLC (ADR)	9,738	364
Swedish Match AB	1,042,224	8,307
Kroger Co.	167,474	7,580
Altria Group, Inc.	136,773	6,481
Heineken NV	51,210	5,764
Bunge, Ltd.	56,609	5,285
Imperial Brands PLC	213,360	4,668
Constellation Brands, Inc., Class A	18,117	4,547
Treasury Wine Estates, Ltd.	474,087	4,270
Danone SA	64,339	3,999
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	546,300	3,554
PepsiCo, Inc.	17,432	3,028
Arca Continental, SAB de CV	412,000	2,626
Mondelez International, Inc.	36,482	2,419
Ajinomoto Co., Inc.	69,100	2,101
ITC, Ltd.	651,059	1,910
Pernod Ricard SA	6,537	1,574
		168,697

Materials 4.92%
Vale SA, ordinary nominative shares	1,674,800	23,441
Vale SA, ordinary nominative shares (ADR)	974,038	13,656
Rio Tinto PLC	246,347	16,312
Fortescue Metals Group, Ltd.	1,124,633	15,718
Freeport-McMoRan, Inc.	203,451	8,490
Linde PLC	22,166	7,679
BHP Group PLC	151,886	4,522
Shin-Etsu Chemical Co., Ltd.	23,300	4,035
Albemarle Corp.	12,627	2,952
HeidelbergCement AG	40,935	2,774
Akzo Nobel NV	25,024	2,749
Dow, Inc.	47,548	2,697
Barrick Gold Corp. (CAD denominated)	138,973	2,642
CRH PLC	49,376	2,615
Amcor PLC (CDI)	165,731	1,992
Koninklijke DSM NV	7,690	1,734

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Lynas Rare Earths, Ltd.[1]	163,843	$1,212
Air Liquide SA, non-registered shares	6,630	1,157
Evonik Industries AG	28,154	913
		117,290

Energy 3.34%
Canadian Natural Resources, Ltd. (CAD denominated)	521,996	22,057
EOG Resources, Inc.	117,171	10,408
Gazprom PJSC (ADR)	1,084,575	10,022
TotalEnergies SE	110,306	5,605
TC Energy Corp. (CAD denominated)	111,856	5,202
Baker Hughes Co., Class A	215,538	5,186
Reliance Industries, Ltd.	161,241	5,137
BP PLC	994,134	4,447
ConocoPhillips	53,575	3,867
Suncor Energy, Inc.	89,850	2,248
Royal Dutch Shell PLC, Class B	98,951	2,173
Tourmaline Oil Corp.	41,394	1,336
Coterra Energy, Inc.	64,779	1,231
Lundin Energy AB1	20,939	752
		79,671

Utilities 2.82%
China Resources Gas Group, Ltd.	1,444,000	8,157
E.ON SE	544,715	7,561
DTE Energy Company	56,345	6,735
National Grid PLC	446,821	6,410
Iberdrola SA, non-registered shares[1]	536,381	6,357
Engie SA	418,841	6,206
NextEra Energy, Inc.	47,963	4,478
Enel SpA	551,606	4,425
Edison International	58,822	4,015
PG&E Corp.[1]	265,891	3,228
Power Grid Corporation of India, Ltd.	721,893	1,985
Entergy Corp.	16,397	1,847
Endesa, SA	76,908	1,769
Ørsted AS	11,362	1,453
AES Corp.	52,478	1,275
China Gas Holdings, Ltd.	578,200	1,201
		67,102

Real estate 2.04%
Crown Castle International Corp. REIT	76,898	16,052
Longfor Group Holdings, Ltd.	1,614,500	7,599
American Tower Corp. REIT	24,900	7,283
VICI Properties, Inc. REIT	166,637	5,017
Country Garden Services Holdings Co., Ltd.	772,968	4,629
Boston Properties, Inc. REIT	20,698	2,384
China Resources Mixc Lifestyle Services, Ltd.	417,600	1,947
Equinix, Inc. REIT	2,288	1,935
Sun Hung Kai Properties, Ltd.	81,500	989
Iron Mountain, Inc. REIT	14,006	733
		48,568

Total common stocks (cost: $1,660,965,000)		2,273,002

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Preferred securities 0.74%	Shares	Value (000)
Consumer discretionary 0.43%
Volkswagen AG, nonvoting preferred shares	51,509	$10,408

Financials 0.17%
Banco Bradesco SA, preferred nominative shares	1,048,670	3,617
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	58,870	184
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	61,516	176
		3,977

Information technology 0.11%
Samsung Electronics Co., Ltd., nonvoting preferred shares	42,831	2,565

Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares	72,318	832

Total preferred securities (cost: $21,946,000)		17,782

Convertible stocks 0.18%
Information technology 0.14%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	1,566	3,250

Financials 0.04%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[4]	900	941

Total convertible stocks (cost: $3,505,000)		4,191

Convertible bonds & notes 0.16%	Principal amount (000)
Communication services 0.16%
Sea, Ltd., convertible notes, 2.375% 2025	$1,500	3,844

Total convertible bonds & notes (cost: $3,840,000)		3,844

Bonds, notes & other debt instruments 0.24%
Corporate bonds, notes & loans 0.20%
Health care 0.11%
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,600	1,678
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,100	1,036
		2,714

Energy 0.05%
TransCanada PipeLines, Ltd. 5.10% 2049	800	1,057

Consumer discretionary 0.04%
General Motors Company 5.40% 2023	300	321
Royal Caribbean Cruises, Ltd. 11.50% 2025[4]	477	535
		856

Total corporate bonds, notes & loans		4,627

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.04%
United Mexican States, Series M, 8.00% 2023		MXN	20,000	$991

Total bonds, notes & other debt instruments (cost: $5,624,000)				5,618

Short-term securities 3.12%	Weighted average yield at acquisition
Commercial paper 2.55%
Bank of Montreal 1/31/2022	0.107%		$10,000	9,999
Canadian Imperial Bank of Commerce 1/14/2022[4]	0.125		10,000	10,000
LVMH Moët Hennessy Louis Vuitton, Inc. 2/14/2022[4]	0.118		10,800	10,799
Toronto-Dominion Bank 1/24/2022[4]	0.058		30,000	29,998
				60,796

		Shares
Money market investments 0.54%
Capital Group Central Cash Fund 0.09%[5,6]			129,879	12,989

Money market investments purchased with collateral from securities on loan 0.03%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]			310,193	310
Capital Group Central Cash Fund 0.09%[5,6,7]			2,925	293
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]			20,894	21
				624

Total short-term securities (cost: $74,409,000)				74,409
Total investment securities 99.80% (cost: $1,770,289,000)				2,378,846
Other assets less liabilities 0.20%				4,809

Net assets 100.00%				$2,383,655

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Investments in affiliates6

	Value of				Net	Net	Value of
	affiliates at				realized	unrealized	affiliates at	Dividend
	1/1/2021	Additions		Reductions	gain	depreciation	12/31/2021	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Short-term securities 0.55%
Money market investments 0.54%
Capital Group Central Cash Fund 0.09%[5]	$66,489	$566,964		$620,462	$5	$(7)	$12,989	$50
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 0.09%[5,7]	—	293	[8]				293	—	[9]
Total short-term securities							13,282
Total 0.55%					$5	$(7)	$13,282	$50

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $2,444,000, which represented .10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,044,000, which represented .04% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $53,317,000, which represented 2.24% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2021.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	97

Growth-Income Fund

Investment portfolio December 31, 2021

Common stocks 95.86%	Shares	Value (000)
Information technology 23.94%
Microsoft Corp.	10,125,024	$3,405,248
Broadcom, Inc.	2,238,001	1,489,188
Mastercard, Inc., Class A	1,656,021	595,042
Apple, Inc.	2,608,900	463,262
Accenture PLC, Class A	991,200	410,902
Visa, Inc., Class A	1,567,091	339,604
ASML Holding NV	254,068	204,418
ASML Holding NV (New York registered) (ADR)	147,800	117,669
Taiwan Semiconductor Manufacturing Company, Ltd.	13,692,000	304,355
Automatic Data Processing, Inc.	845,000	208,360
Concentrix Corp.	904,367	161,538
Applied Materials, Inc.	950,400	149,555
Fidelity National Information Services, Inc.	1,268,981	138,509
ServiceNow, Inc.[1]	205,938	133,676
Cognizant Technology Solutions Corp., Class A	1,489,400	132,140
Global Payments, Inc.	973,628	131,615
Ceridian HCM Holding, Inc.[1]	1,240,574	129,590
QUALCOMM, Inc.	708,211	129,511
GoDaddy, Inc., Class A1	1,402,444	119,011
Analog Devices, Inc.	629,402	110,630
Micron Technology, Inc.	1,140,549	106,242
Adobe, Inc.[1]	175,373	99,447
Intel Corp.	1,884,384	97,046
FleetCor Technologies, Inc.[1]	420,507	94,126
Euronet Worldwide, Inc.[1]	763,602	90,999
MKS Instruments, Inc.	481,000	83,776
Shopify, Inc., Class A, subordinate voting shares[1]	60,000	82,643
Atlassian Corp. PLC, Class A1	199,100	75,915
Affirm Holdings, Inc., Class A1	693,650	69,753
KLA Corp.	155,000	66,667
TELUS International (Cda), Inc., subordinate voting shares[1]	1,879,800	62,146
Texas Instruments, Inc.	308,278	58,101
Datadog, Inc., Class A1	314,200	55,962
Fiserv, Inc.[1]	536,700	55,704
Snowflake, Inc., Class A1	160,000	54,200
Block, Inc., Class A1	301,422	48,683
Dye & Durham, Ltd.	1,322,100	46,908
Lam Research Corp.	62,390	44,868
Samsung Electronics Co., Ltd.	570,000	37,545
Trimble, Inc.[1]	413,300	36,036
StoneCo, Ltd., Class A1	1,659,500	27,979
VeriSign, Inc.[1]	61,000	15,483
		10,284,052

Communication services 14.77%
Alphabet, Inc., Class A1	393,780	1,140,796
Alphabet, Inc., Class C1	352,067	1,018,738
Meta Platforms, Inc., Class A1	4,489,266	1,509,964
Netflix, Inc.[1]	2,288,284	1,378,554
Comcast Corp., Class A	14,034,950	706,379
Charter Communications, Inc., Class A1	440,020	286,880
Electronic Arts, Inc.	1,168,000	154,059
Tencent Holdings, Ltd.	1,782,100	104,400
Activision Blizzard, Inc.	687,264	45,724
		6,345,494

Health care 11.58%
UnitedHealth Group, Inc.	2,508,200	1,259,468
Abbott Laboratories	6,794,592	956,271
Gilead Sciences, Inc.	5,288,700	384,012
Novo Nordisk A/S, Class B	2,446,056	275,235
Amgen, Inc.	1,036,000	233,069

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	336,353	$224,428
Anthem, Inc.	474,750	220,066
Humana, Inc.	415,407	192,691
AstraZeneca PLC	1,249,112	146,722
AstraZeneca PLC (ADR)	721,200	42,010
AbbVie, Inc.	1,296,036	175,483
PerkinElmer, Inc.	769,600	154,736
GlaxoSmithKline PLC	6,402,300	139,225
Medtronic PLC	860,000	88,967
Edwards Lifesciences Corp.[1]	604,506	78,314
Eli Lilly and Company	248,703	68,697
Guardant Health, Inc.[1]	555,900	55,601
Royalty Pharma PLC, Class A	1,170,161	46,631
Vertex Pharmaceuticals, Inc.[1]	192,000	42,163
Stryker Corp.	148,897	39,818
Roche Holding AG, nonvoting non-registered shares	93,081	38,726
Seagen, Inc.[1]	215,292	33,284
AmerisourceBergen Corp.	192,000	25,515
Zimmer Biomet Holdings, Inc.	198,766	25,251
NovoCure, Ltd.[1]	193,600	14,535
Vir Biotechnology, Inc.[1]	258,400	10,819
		4,971,737

Consumer discretionary 10.39%
Amazon.com, Inc.[1]	433,108	1,444,129
General Motors Company[1]	8,736,000	512,192
MercadoLibre, Inc.[1]	250,000	337,100
Home Depot, Inc.	667,661	277,086
Royal Caribbean Cruises, Ltd.[1]	2,765,845	212,693
Hilton Worldwide Holdings, Inc.[1]	1,337,320	208,609
Wyndham Hotels & Resorts, Inc.	2,093,300	187,664
Dollar Tree Stores, Inc.[1]	1,325,018	186,191
Rivian Automotive, Inc., Class A1,2	1,075,659	111,535
Rivian Automotive, Inc., Class A1,3,4	199,291	18,805
NVR, Inc.[1]	15,904	93,975
Chipotle Mexican Grill, Inc.[1]	53,110	92,850
Lowe’s Companies, Inc.	345,000	89,176
Dollar General Corp.	368,755	86,963
Kering SA	101,695	81,845
Ford Motor Co.[1]	3,848,000	79,923
Aptiv PLC[1]	427,399	70,499
Hasbro, Inc.	558,000	56,793
McDonald’s Corp.	198,000	53,078
DoorDash, Inc., Class A1	310,000	46,159
Darden Restaurants, Inc.	296,000	44,589
Starbucks Corp.	367,800	43,022
CarMax, Inc.[1]	300,000	39,069
Lear Corp.	188,000	34,395
VF Corp.	390,000	28,556
YUM! Brands, Inc.	196,630	27,304
		4,464,200

Industrials 10.29%
Raytheon Technologies Corp.	6,196,850	533,301
Carrier Global Corp.	6,905,267	374,542
Northrop Grumman Corp.	733,200	283,800
TFI International, Inc.	2,436,287	273,132
Woodward, Inc.	2,204,500	241,305
General Electric Co.	2,551,781	241,067
Airbus SE, non-registered shares[1]	1,617,590	206,925
Waste Connections, Inc.	1,516,231	206,617
TransDigm Group, Inc.[1]	302,520	192,487

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
General Dynamics Corp.	848,975	$176,986
Union Pacific Corp.	697,700	175,771
Norfolk Southern Corp.	482,759	143,722
CSX Corp.	3,681,700	138,432
Old Dominion Freight Line, Inc.	350,000	125,433
ITT, Inc.	1,204,930	123,132
Waste Management, Inc.	625,300	104,363
Equifax, Inc.	354,108	103,679
BWX Technologies, Inc.	2,159,505	103,397
L3Harris Technologies, Inc.	446,960	95,310
Air Lease Corp., Class A	2,097,300	92,764
Honeywell International, Inc.	409,067	85,294
Fortive Corp.	1,085,000	82,775
Lockheed Martin Corp.	230,000	81,744
Safran SA	539,713	66,153
Ryanair Holdings PLC (ADR)[1]	445,550	45,593
Ryanair Holdings PLC[1]	611,907	10,624
Fastenal Co.	635,000	40,678
Montana Aerospace AG1	658,516	24,463
Otis Worldwide Corp.	268,100	23,343
Cummins, Inc.	100,000	21,814
		4,418,646

Financials 9.36%
JPMorgan Chase & Co.	4,714,632	746,562
Marsh & McLennan Companies, Inc.	1,744,801	303,281
Chubb, Ltd.	1,239,153	239,541
Aon PLC, Class A	702,062	211,012
BlackRock, Inc.	205,800	188,422
PNC Financial Services Group, Inc.	928,464	186,176
Intercontinental Exchange, Inc.	1,346,662	184,183
S&P Global, Inc.	357,338	168,638
Moody’s Corp.	425,900	166,348
Arthur J. Gallagher & Co.	966,650	164,011
American International Group, Inc.	2,851,000	162,108
Discover Financial Services	1,019,080	117,765
KeyCorp	4,886,953	113,035
Bank of America Corp.	2,445,755	108,812
Nasdaq, Inc.	499,700	104,942
State Street Corp.	1,077,260	100,185
Hong Kong Exchanges and Clearing, Ltd.	1,659,500	96,920
CME Group, Inc., Class A	409,200	93,486
Webster Financial Corp.	1,601,139	89,408
Power Corporation of Canada, subordinate voting shares	2,443,100	80,732
B3 SA-Brasil, Bolsa, Balcao	39,829,500	79,659
Charles Schwab Corp.	879,000	73,924
Travelers Companies, Inc.	443,055	69,307
Truist Financial Corp.	870,732	50,981
Signature Bank[1]	139,521	45,131
Morgan Stanley	431,267	42,333
Citizens Financial Group, Inc.	728,750	34,433
		4,021,335

Materials 4.43%
Linde PLC	1,010,978	350,233
Vale SA, ordinary nominative shares (ADR)	17,488,480	245,188
Vale SA, ordinary nominative shares	3,404,848	47,656
LyondellBasell Industries NV	2,760,446	254,596
Air Products and Chemicals, Inc.	825,991	251,316
Celanese Corp.	1,250,900	210,226
International Flavors & Fragrances, Inc.	1,075,001	161,949
Freeport-McMoRan, Inc.	3,803,000	158,699

100	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Dow, Inc.	1,650,000	$93,588
Sherwin-Williams Company	162,300	57,156
Barrick Gold Corp.	2,373,000	45,087
Allegheny Technologies, Inc.[1]	1,769,447	28,187
		1,903,881

Consumer staples 3.19%
Philip Morris International, Inc.	5,517,126	524,127
Keurig Dr Pepper, Inc.	5,357,676	197,484
British American Tobacco PLC	4,663,859	172,559
Nestlé SA	731,589	102,320
Anheuser-Busch InBev SA/NV	1,358,211	82,218
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	75,102
General Mills, Inc.	968,800	65,278
Mondelez International, Inc.	945,300	62,683
Church & Dwight Co., Inc.	424,500	43,511
Constellation Brands, Inc., Class A	100,700	25,273
Kraft Heinz Company	567,200	20,362
		1,370,917

Energy 3.14%
Canadian Natural Resources, Ltd. (CAD denominated)	7,948,000	335,840
Chevron Corp.	1,813,200	212,779
EOG Resources, Inc.	2,215,000	196,758
ConocoPhillips	2,699,104	194,821
Baker Hughes Co., Class A	7,686,224	184,931
Equitrans Midstream Corp.	10,215,807	105,631
TC Energy Corp. (CAD denominated)	1,821,019	84,692
Exxon Mobil Corp.	500,000	30,595
Weatherford International[1]	128,424	3,560
		1,349,607

Utilities 2.47%
Edison International	2,508,200	171,185
AES Corp.	6,608,200	160,579
Enel SpA	18,469,069	148,157
Entergy Corp.	966,900	108,921
PG&E Corp.[1]	8,919,700	108,285
Sempra Energy	750,000	99,210
Exelon Corp.	1,576,100	91,036
CenterPoint Energy, Inc.	2,840,104	79,267
CMS Energy Corp.	918,200	59,729
Evergy, Inc.	463,246	31,783
		1,058,152

Real estate 2.30%
Equinix, Inc. REIT	514,777	435,419
Crown Castle International Corp. REIT	883,033	184,324
VICI Properties, Inc. REIT[2]	5,878,938	177,015
MGM Growth Properties LLC REIT, Class A	3,996,000	163,237
Digital Realty Trust, Inc. REIT	160,000	28,299
		988,294

Total common stocks (cost: $22,026,883,000)		41,176,315

Convertible stocks 1.34%
Health care 0.65%
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	78,600	172,448
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	61,857	107,518
		279,966

American Funds Insurance Series	101

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares	Value (000)
Information technology 0.50%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	102,783	$213,315

Consumer discretionary 0.10%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	238,475	43,901

Financials 0.08%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023	390,600	36,384

Industrials 0.01%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[2]	35,448	3,871

Total convertible stocks (cost: $347,295,000)		577,437

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.01%
Boeing Company 4.875% 2025	$4,706	5,152

Consumer discretionary 0.01%
General Motors Financial Co. 4.30% 2025	160	173
General Motors Financial Co. 5.25% 2026	827	928
		1,101

Energy 0.00%
Weatherford International, Ltd. 11.00% 2024[4]	637	657

Total corporate bonds, notes & loans		6,910

Total bonds, notes & other debt instruments (cost: $6,212,000)		6,910

Short-term securities 3.04%	Shares
Money market investments 2.84%
Capital Group Central Cash Fund 0.09%[5,6]	12,206,384	1,220,761

Money market investments purchased with collateral from securities on loan 0.20%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	41,513,132	41,513
Capital Group Central Cash Fund 0.09%[5,6,7]	391,441	39,148
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]	2,796,285	2,796
		83,457

Total short-term securities (cost: $1,304,022,000)		1,304,218
Total investment securities 100.26% (cost: $23,684,412,000)		43,064,880
Other assets less liabilities (0.26)%		(112,395)

Net assets 100.00%		$42,952,485

102	American Funds Insurance Series

Growth-Income Fund (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)
Short-term securities 2.93%
Money market investments 2.84%
Capital Group Central Cash Fund 0.09%[5]	$1,005,764	$6,747,287		$6,532,241	$(41)	$(8)	$1,220,761	$857

Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 0.09%[5,7]	—	39,148	[8]				39,148	—	[9]

Total short-term securities							1,259,909
Total 2.93%					$(41)	$(8)	$1,259,909	$857

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $91,976,000, which represented .21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $18,805,000, which represented .04% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,462,000, which represented .05% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2021.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	103

International Growth and Income Fund

Investment portfolio December 31, 2021

Common stocks 91.67%	Shares	Value (000)
Financials 17.66%
AXA SA	166,169	$4,954
EQT AB	84,290	4,599
Toronto-Dominion Bank (CAD denominated)	55,026	4,219
Ping An Insurance (Group) Company of China, Ltd., Class H	544,500	3,921
AIA Group, Ltd.	378,800	3,818
HDFC Bank, Ltd.	162,019	3,224
Hong Kong Exchanges and Clearing, Ltd.	42,500	2,482
Sberbank of Russia PJSC (ADR)	150,727	2,419
Société Générale	66,336	2,281
Euronext NV	19,767	2,054
KBC Groep NV	21,168	1,819
DNB Bank ASA	74,495	1,709
Partners Group Holding AG	989	1,642
Prudential PLC	94,788	1,635
Zurich Insurance Group AG	3,298	1,449
HDFC Life Insurance Company, Ltd.	155,156	1,356
UniCredit SpA	85,931	1,325
Aon PLC, Class A	4,311	1,296
Skandinaviska Enskilda Banken AB, Class A	85,756	1,194
London Stock Exchange Group PLC	12,357	1,159
UBS Group AG	61,966	1,117
DBS Group Holdings, Ltd.	44,700	1,083
3i Group PLC	52,180	1,023
Banco Santander, SA	291,373	975
Kotak Mahindra Bank, Ltd.	38,175	922
Bank of Nova Scotia (CAD denominated)	12,583	891
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,686	829
Brookfield Asset Management, Inc., Class A (CAD denominated)	13,447	812
CaixaBank, SA1	294,385	809
Banco Bilbao Vizcaya Argentaria, SA	128,854	770
Banca Generali SpA	16,866	744
Moscow Exchange MICEX-RTS PJSC	359,371	733
QBE Insurance Group, Ltd.	78,766	650
Aviva PLC	116,201	646
Macquarie Group, Ltd.	4,195	627
FinecoBank SpA	35,022	615
Islandsbanki hf.[1]	608,273	592
Investor AB, Class B	22,996	580
Discovery, Ltd.[1]	58,697	529
Intesa Sanpaolo SpA	202,500	524
Allfunds Group PLC[1]	26,191	516
Grupo Financiero Banorte, SAB de CV, Series O	70,936	461
Postal Savings Bank of China Co., Ltd., Class H	636,000	446
B3 SA-Brasil, Bolsa, Balcao	216,504	433
ICICI Securities, Ltd.	34,073	363
ING Groep NV	17,945	250
China Merchants Bank Co., Ltd., Class H	23,000	179
ICICI Bank, Ltd. (ADR)	8,627	171
		66,845

Information technology 15.82%
Taiwan Semiconductor Manufacturing Company, Ltd.	666,000	14,804
ASML Holding NV	11,356	9,137
Tokyo Electron, Ltd.	12,400	7,145
Broadcom, Inc.	6,152	4,094
MediaTek, Inc.	84,000	3,613
Samsung Electronics Co., Ltd.	41,052	2,704
Edenred SA	50,432	2,329
Keyence Corp.	2,900	1,822
SAP SE	9,669	1,375
Kingdee International Software Group Co., Ltd.[1]	445,000	1,370
Nokia Corp.[1]	198,935	1,263

104	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Logitech International SA	14,120	$1,191
Vanguard International Semiconductor Corp.	206,000	1,176
ITOCHU Techno-Solutions Corp.	32,800	1,055
Amadeus IT Group SA, Class A, non-registered shares[1]	15,420	1,047
TDK Corp.	25,200	984
SK hynix, Inc.	5,419	597
STMicroelectronics NV	10,769	532
Halma PLC	11,655	505
PagSeguro Digital, Ltd., Class A1	18,278	479
Nexi SpA[1]	24,528	391
Infosys, Ltd. (ADR)	13,724	347
AVEVA Group PLC	7,355	339
Worldline SA, non-registered shares[1]	5,273	294
Nemetschek SE	1,820	234
Nomura Research Institute, Ltd.	5,300	227
Nice, Ltd. (ADR)[1]	745	226
Fujitsu, Ltd.	1,000	172
Lightspeed Commerce, Inc., subordinate voting shares[1]	2,166	88
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	1,792	72
Otsuka Corp.	2,500	119
Capita PLC[1]	177,406	88
DLocal, Ltd., Class A1	2,309	82
		59,901

Industrials 12.05%
Airbus SE, non-registered shares[1]	49,147	6,287
SMC Corp.	4,500	3,035
BAE Systems PLC	365,430	2,719
ABB, Ltd.	68,957	2,641
Alliance Global Group, Inc.	7,814,200	1,808
LIXIL Corp.	67,400	1,796
SITC International Holdings Co., Ltd.	488,000	1,765
Lifco AB, Class B	53,600	1,606
Husqvarna AB, Class B	96,797	1,552
RELX PLC	44,588	1,450
Ryanair Holdings PLC (ADR)[1]	13,434	1,375
CCR SA, ordinary nominative shares	659,442	1,372
Deutsche Post AG	20,123	1,295
IMCD NV	5,722	1,268
Daikin Industries, Ltd.	5,500	1,247
Bunzl PLC	27,867	1,088
Cathay Pacific Airways, Ltd.[1]	1,317,000	1,079
Storskogen Group AB, Class B1	148,922	1,004
Safran SA	7,743	949
Siemens AG1	5,132	892
Kone OYJ, Class B	12,219	877
InPost SA1	72,694	877
Experian PLC	17,314	851
Interpump Group SpA	11,310	830
Epiroc AB, Class A	19,321	490
Epiroc AB, Class B	10,286	218
Waste Connections, Inc. (CAD denominated)	5,192	708
BELIMO Holding AG	1,088	693
Rheinmetall AG	7,289	689
TFI International, Inc. (CAD denominated)	5,854	657
Coor Service Management Holding AB	57,898	530
Wizz Air Holdings PLC[1]	9,173	520
Meggitt PLC[1]	38,316	383
AB Volvo, Class B	15,927	370
Contemporary Amperex Technology Co., Ltd., Class A	2,100	194

American Funds Insurance Series	105

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Daimler Truck Holding AG1	5,233	$192
ACS, Actividades de Construcción y Servicios, SA1	6,430	173
Hitachi, Ltd.	2,400	130
		45,610

Consumer discretionary 11.65%
Evolution AB	42,578	6,061
LVMH Moët Hennessy-Louis Vuitton SE	5,756	4,764
Coupang, Inc., Class A1	100,186	2,944
Stellantis NV	151,469	2,877
Renault SA1	74,525	2,592
Prosus NV, Class N	22,234	1,861
B&M European Value Retail SA	213,880	1,835
Wynn Macau, Ltd.[1]	1,954,800	1,597
Restaurant Brands International, Inc. (CAD denominated)	25,729	1,560
Li Ning Co., Ltd.	124,000	1,357
Sands China, Ltd.[1]	540,000	1,258
InterContinental Hotels Group PLC[1]	19,112	1,237
D’Ieteren Group[1]	6,180	1,207
Valeo SA, non-registered shares	39,137	1,184
EssilorLuxottica	5,466	1,165
Barratt Developments PLC	101,945	1,032
Sodexo SA	11,425	1,002
OPAP SA	66,578	945
Paltac Corp.	21,700	893
Daimler AG1	10,900	839
Industria de Diseño Textil, SA	24,641	800
MGM China Holdings, Ltd.[1]	1,148,000	696
Compagnie Financière Richemont SA, Class A	4,422	665
Americanas SA, ordinary nominative shares[1]	96,134	545
Kindred Group PLC (SDR)	44,778	534
adidas AG	1,423	410
Entain PLC[1]	17,515	399
Domino’s Pizza Enterprises, Ltd.	4,056	348
JD.com, Inc., Class A1	9,550	336
Games Workshop Group PLC	2,455	331
Kering SA	286	230
Nitori Holdings Co., Ltd.	1,200	180
Naspers, Ltd., Class N	816	127
MercadoLibre, Inc.[1]	87	117
Pop Mart International Group, Ltd.	19,000	109
Grab Holdings, Ltd., Class A1	8,914	64
		44,101

Consumer staples 9.77%
British American Tobacco PLC	207,956	7,694
Philip Morris International, Inc.	55,234	5,247
Nestlé SA	30,215	4,226
Kweichow Moutai Co., Ltd., Class A	12,100	3,892
Associated British Foods PLC	84,235	2,289
Anheuser-Busch InBev SA/NV	37,328	2,259
Pernod Ricard SA	8,248	1,986
Carlsberg A/S, Class B	11,155	1,929
Ocado Group PLC[1]	67,396	1,531
Wuliangye Yibin Co., Ltd., Class A	40,300	1,408
Foshan Haitian Flavouring and Food Co., Ltd., Class A	65,104	1,074
Reckitt Benckiser Group PLC	12,218	1,049
L’Oréal SA, non-registered shares	1,160	551
Unilever PLC (GBP denominated)	7,740	413
Unilever PLC (EUR denominated)	1,561	84
Yihai International Holding, Ltd.	67,000	310
Arca Continental, SAB de CV	43,200	275

106	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Danone SA	4,133	$257
Dabur India, Ltd.	23,930	187
Avenue Supermarts, Ltd.[1]	2,332	146
X5 Retail Group NV (GDR)	4,521	120
Shiseido Company, Ltd.	1,200	67
		36,994

Health care 7.25%
AstraZeneca PLC	70,219	8,248
Sanofi	32,369	3,264
Novo Nordisk A/S, Class B	20,737	2,333
GlaxoSmithKline PLC	104,148	2,265
Bayer AG	34,814	1,863
Siemens Healthineers AG1	19,397	1,454
Shionogi & Co., Ltd.	19,300	1,363
Koninklijke Philips NV (EUR denominated)	24,141	900
Novartis AG	8,954	789
CanSino Biologics, Inc., Class H1,2	28,600	661
Hutchmed China, Ltd. (ADR)[1]	17,864	627
Mettler-Toledo International, Inc.[1]	350	594
BioNTech SE (ADR)[1]	2,069	533
Sonova Holding AG	1,311	515
Grifols, SA, Class B (ADR)	39,407	443
Genus PLC	6,606	441
BeiGene, Ltd. (ADR)[1]	1,336	362
Roche Holding AG, nonvoting non-registered shares	666	277
Takeda Pharmaceutical Company, Ltd.	9,500	259
Hypera SA, ordinary nominative shares	28,197	143
M3, Inc.	2,500	126
		27,460

Materials 4.40%
Vale SA, ordinary nominative shares	279,305	3,909
Vale SA, ordinary nominative shares (ADR)	108,286	1,518
Koninklijke DSM NV	11,167	2,517
Rio Tinto PLC	25,234	1,671
Linde PLC	4,741	1,642
Barrick Gold Corp.	60,673	1,153
Barrick Gold Corp. (CAD denominated)	18,704	355
Asahi Kasei Corp.	98,400	925
LyondellBasell Industries NV	6,512	601
Fortescue Metals Group, Ltd.	42,542	595
Sika AG	1,210	505
Shin-Etsu Chemical Co., Ltd.	1,900	329
Verallia SAS[1]	9,168	323
Givaudan SA	52	273
Air Liquide SA, non-registered shares	1,516	265
Alrosa PJSC	53,607	88
		16,669

Communication services 4.21%
Koninklijke KPN NV	927,344	2,882
Tencent Holdings, Ltd.	39,600	2,320
Vodafone Group PLC	1,203,294	1,828
América Móvil, SAB de CV, Series L (ADR)	83,686	1,767
BT Group PLC	682,159	1,565
Publicis Groupe SA	17,526	1,181
Nordic Entertainment Group AB, Class B1	19,101	992
Indus Towers, Ltd.	253,129	845
WPP PLC	49,010	743
MTN Group, Ltd.[1]	51,303	550
Sea, Ltd., Class A (ADR)[1]	1,730	387

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Playtika Holding Corp.[1]	17,302	$299
NetEase, Inc.	10,700	216
Universal Music Group NV	7,429	210
Yandex NV, Class A1	2,342	142
		15,927

Energy 4.11%
TotalEnergies SE	89,779	4,562
Gazprom PJSC (ADR)	399,825	3,694
TC Energy Corp. (CAD denominated)	46,171	2,147
Schlumberger, Ltd.	33,877	1,015
Cameco Corp.	42,360	924
LUKOIL Oil Co. PJSC (ADR)	10,043	899
Reliance Industries, Ltd.	19,151	610
Lundin Energy AB1	15,860	569
Royal Dutch Shell PLC, Class B	15,745	346
Royal Dutch Shell PLC, Class B (ADR)	3,296	143
Sovcomflot PAO	356,717	348
Canadian Natural Resources, Ltd. (CAD denominated)	6,652	281
		15,538

Utilities 2.89%
Engie SA	209,396	3,103
Brookfield Infrastructure Partners LP	36,934	2,248
Enel SpA	254,456	2,041
ENN Energy Holdings, Ltd.	89,100	1,677
Ørsted AS	7,274	930
Guangdong Investment, Ltd.	392,000	498
Iberdrola SA, non-registered shares[1]	36,164	429
		10,926

Real estate 1.86%
Longfor Group Holdings, Ltd.	553,000	2,603
CK Asset Holdings, Ltd.	340,500	2,146
Link Real Estate Investment Trust REIT	105,700	931
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,450	733
Country Garden Services Holdings Co., Ltd.	55,000	329
Sirius Real Estate, Ltd.	146,074	280
		7,022

Total common stocks (cost: $303,007,000)		346,993

Preferred securities 1.70%
Information technology 1.15%
Samsung Electronics Co., Ltd., nonvoting preferred shares	72,570	4,347

Consumer discretionary 0.21%
Volkswagen AG, nonvoting preferred shares	3,447	697
Lojas Americanas SA, preferred nominative	91,100	96
		793

Materials 0.18%
Gerdau SA, preferred nominative shares	139,449	682

Health care 0.16%
Sartorius AG, nonvoting non-registered preferred shares	920	623

Total preferred securities (cost: $6,538,000)		6,445

108	American Funds Insurance Series

International Growth and Income Fund (continued)

Short-term securities 5.73%	Shares	Value (000)
Money market investments 5.73%
Capital Group Central Cash Fund 0.09%[3,4]	216,965	$21,699

Total short-term securities (cost: $21,694,000)		21,699
Total investment securities 99.10% (cost: $331,239,000)		375,137
Other assets less liabilities 0.90%		3,405

Net assets 100.00%		$378,542

Investments in affiliates4

	Value of affiliate at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)
Short-term securities 5.73%
Money market investments 5.73%
Capital Group Central Cash Fund 0.09%[3]	$31,755	$1,405,200		$1,415,336	$82	$(2)	$21,699	$48

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.09%[3,5,6]	—	—	[7]				—	—	[8]

Total short-term securities							21,699
Total 5.73%					$82	$(2)	$21,699	$48

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $53,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Affiliated issuer during the reporting period but no longer held at 12/31/2021.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	109

Capital Income Builder

Investment portfolio December 31, 2021

Common stocks 78.14%	Shares	Value (000)
Financials 16.16%
Toronto-Dominion Bank (CAD denominated)	203,225	$15,581
Zurich Insurance Group AG	33,060	14,527
JPMorgan Chase & Co.	83,345	13,198
CME Group, Inc., Class A	51,062	11,666
PNC Financial Services Group, Inc.	54,996	11,028
Münchener Rückversicherungs-Gesellschaft AG	30,852	9,150
DNB Bank ASA	270,938	6,215
ING Groep NV	415,816	5,795
Power Corporation of Canada, subordinate voting shares	169,417	5,598
DBS Group Holdings, Ltd.	204,506	4,956
Principal Financial Group, Inc.	64,158	4,641
Hong Kong Exchanges and Clearing, Ltd.	77,400	4,520
Great-West Lifeco, Inc. (CAD denominated)	149,064	4,473
Intesa Sanpaolo SpA	1,636,720	4,237
KBC Groep NV	46,906	4,030
Ping An Insurance (Group) Company of China, Ltd., Class H	454,000	3,269
Ping An Insurance (Group) Company of China, Ltd., Class A	86,557	685
KeyCorp	169,905	3,930
American International Group, Inc.	66,186	3,763
Kaspi.kz JSC[1]	29,855	3,463
Kaspi.kz JSC (GDR)	1,981	230
Swedbank AB, Class A	178,598	3,599
Morgan Stanley	36,080	3,542
Truist Financial Corp.	50,999	2,986
Tryg A/S	112,594	2,784
Webster Financial Corp.	38,194	2,133
East West Bancorp, Inc.	25,615	2,015
B3 SA-Brasil, Bolsa, Balcao	973,825	1,948
AIA Group, Ltd.	191,600	1,931
Moscow Exchange MICEX-RTS PJSC	875,002	1,785
Citizens Financial Group, Inc.	37,354	1,765
China Pacific Insurance (Group) Co., Ltd., Class H	626,150	1,698
Travelers Companies, Inc.	10,321	1,614
BlackRock, Inc.	1,722	1,577
National Bank of Canada[2]	20,610	1,571
U.S. Bancorp	26,785	1,504
OneMain Holdings, Inc.[3]	29,833	1,493
PICC Property and Casualty Co., Ltd., Class H	1,748,000	1,428
State Street Corp.	14,395	1,339
China Merchants Bank Co., Ltd., Class H	172,500	1,339
Franklin Resources, Inc.	38,834	1,301
BNP Paribas SA	16,736	1,158
Euronext NV	10,067	1,046
Everest Re Group, Ltd.	3,339	915
Citigroup, Inc.	15,041	908
Sberbank of Russia PJSC (ADR)	55,569	892
Marsh & McLennan Companies, Inc.	4,925	856
Discover Financial Services	6,027	696
UBS Group AG	34,827	628
Banco Santander, SA	185,078	620
EFG International AG	62,707	478
Vontobel Holding AG3	5,278	463
Wells Fargo & Company	9,185	441
UniCredit SpA	23,741	366
Blackstone, Inc., nonvoting shares	2,530	327
Cullen/Frost Bankers, Inc.	2,053	259
SouthState Corp.	2,873	230
Skandinaviska Enskilda Banken AB, Class A	15,414	215
IIFL Wealth Management, Ltd.	8,122	155
		184,960

110	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Information technology 10.82%
Broadcom, Inc.	63,785	$42,443
Microsoft Corp.	77,968	26,222
Taiwan Semiconductor Manufacturing Company, Ltd.	558,800	12,421
Intel Corp.	97,838	5,039
Vanguard International Semiconductor Corp.	761,700	4,350
NetApp, Inc.	44,355	4,080
MediaTek, Inc.	94,000	4,043
Automatic Data Processing, Inc.	15,622	3,852
GlobalWafers Co., Ltd.	100,938	3,240
Paychex, Inc.	21,047	2,873
Apple, Inc.	16,090	2,857
KLA Corp.	6,181	2,659
Texas Instruments, Inc.	11,173	2,106
Tokyo Electron, Ltd.	3,200	1,844
QUALCOMM, Inc.	9,463	1,731
Western Union Company	60,329	1,076
Fidelity National Information Services, Inc.	8,799	960
Tripod Technology Corp.	129,000	581
International Business Machines Corp.	2,373	317
SAP SE	2,197	312
SINBON Electronics Co., Ltd.	29,000	298
BE Semiconductor Industries NV	3,388	289
FDM Group (Holdings) PLC	12,913	222
		123,815
Consumer staples 9.36%
Philip Morris International, Inc.	286,657	27,232
British American Tobacco PLC	415,750	15,382
Nestlé SA	67,037	9,376
PepsiCo, Inc.	48,016	8,341
General Mills, Inc.	104,609	7,049
Altria Group, Inc.	111,473	5,283
Kimberly-Clark Corp.	35,087	5,015
Unilever PLC (GBP denominated)	78,728	4,204
Carlsberg A/S, Class B	19,938	3,448
Danone SA	46,778	2,907
Keurig Dr Pepper, Inc.	78,172	2,881
Coca-Cola Company	48,578	2,876
ITC, Ltd.	957,581	2,809
Imperial Brands PLC	115,980	2,538
Anheuser-Busch InBev SA/NV	25,288	1,531
Kraft Heinz Company	29,820	1,071
Procter & Gamble Company	6,140	1,004
Mondelez International, Inc.	13,024	864
Vector Group, Ltd.	63,092	724
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	86,900	565
Wuliangye Yibin Co., Ltd., Class A	15,800	552
Reckitt Benckiser Group PLC	6,108	524
Viscofan, SA, non-registered shares	5,067	328
Scandinavian Tobacco Group A/S	14,647	308
Hilton Food Group PLC	18,201	281
		107,093

Health care 7.82%
Gilead Sciences, Inc.	265,401	19,271
Amgen, Inc.	54,050	12,160
AbbVie, Inc.	88,164	11,937
GlaxoSmithKline PLC	381,113	8,288
Abbott Laboratories	55,054	7,748
Medtronic PLC	69,420	7,181
Novartis AG	81,036	7,139
AstraZeneca PLC	50,049	5,879

American Funds Insurance Series	111

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
UnitedHealth Group, Inc.	7,100	$3,565
Roche Holding AG, nonvoting non-registered shares	5,624	2,340
Hikma Pharmaceuticals PLC	58,819	1,767
Royalty Pharma PLC, Class A	38,140	1,520
Merck & Co., Inc.	7,223	554
Koninklijke Philips NV (EUR denominated)	2,984	111
Organon & Co.	662	20
		89,480

Real estate 7.46%
Crown Castle International Corp. REIT	143,415	29,936
VICI Properties, Inc. REIT	425,900	12,824
Digital Realty Trust, Inc. REIT	48,695	8,613
Gaming and Leisure Properties, Inc. REIT	94,171	4,582
Link Real Estate Investment Trust REIT	514,766	4,532
Federal Realty Investment Trust REIT	25,637	3,495
MGM Growth Properties LLC REIT, Class A	75,918	3,101
TAG Immobilien AG	76,901	2,155
Charter Hall Group REIT	134,433	2,013
CK Asset Holdings, Ltd.	286,500	1,806
Equinix, Inc. REIT	2,059	1,742
American Tower Corp. REIT	5,154	1,508
Longfor Group Holdings, Ltd.	235,000	1,106
Alexandria Real Estate Equities, Inc. REIT	4,708	1,050
Embassy Office Parks REIT	222,914	1,018
CTP NV	45,559	970
Powergrid Infrastructure Investment Trust	586,900	955
Americold Realty Trust REIT	28,933	949
Mindspace Business Parks REIT	214,689	945
Boston Properties, Inc. REIT	6,411	738
Sun Hung Kai Properties, Ltd.	56,255	682
Douglas Elliman, Inc.[3]	31,546	363
PSP Swiss Property AG	2,270	283
		85,366

Utilities 6.51%
Enel SpA	918,498	7,368
Dominion Energy, Inc.	87,473	6,872
Exelon Corp.	112,263	6,484
DTE Energy Company	51,344	6,138
Iberdrola SA, non-registered shares[3]	501,288	5,941
E.ON SE	419,072	5,817
Power Grid Corporation of India, Ltd.	1,915,312	5,267
National Grid PLC	307,128	4,406
Southern Co.	58,113	3,985
Duke Energy Corp.	30,576	3,207
Entergy Corp.	24,505	2,760
AES Corp.	112,543	2,735
Public Service Enterprise Group, Inc.	39,699	2,649
Edison International	38,475	2,626
Engie SA	172,193	2,551
SSE PLC	96,978	2,165
Sempra Energy	7,254	960
Centrica PLC[3]	676,986	655
Power Assets Holdings, Ltd.	98,000	611
CenterPoint Energy, Inc.	15,770	440
China Gas Holdings, Ltd.	189,600	394
CMS Energy Corp.	3,492	227

112	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
NextEra Energy, Inc.	1,381	$129
Evergy, Inc.	1,770	121
Endesa, SA	1,774	41
		74,549

Energy 4.86%
TC Energy Corp. (CAD denominated)	193,885	9,017
TC Energy Corp.	48,616	2,263
Canadian Natural Resources, Ltd. (CAD denominated)	226,854	9,586
Chevron Corp.	81,551	9,570
EOG Resources, Inc.	50,650	4,499
Gazprom PJSC (ADR)	441,992	4,084
ConocoPhillips	53,634	3,871
TotalEnergies SE	58,897	2,993
Equitrans Midstream Corp.	191,717	1,982
Royal Dutch Shell PLC, Class B	72,254	1,587
Royal Dutch Shell PLC, Class B (ADR)	8,003	347
Enbridge, Inc. (CAD denominated)	45,628	1,782
BP PLC	379,151	1,696
Schlumberger, Ltd.	34,060	1,020
Exxon Mobil Corp.	12,844	786
Petronet LNG, Ltd.	107,402	313
Baker Hughes Co., Class A	7,400	178
		55,574

Industrials 4.54%
Raytheon Technologies Corp.	189,283	16,290
Lockheed Martin Corp.	10,756	3,823
RELX PLC	105,768	3,439
Singapore Technologies Engineering, Ltd.	1,015,900	2,835
BAE Systems PLC	377,153	2,807
VINCI SA	23,704	2,507
ABB, Ltd.	58,287	2,232
BOC Aviation, Ltd.	304,100	2,227
Trinity Industries, Inc.	72,684	2,195
Honeywell International, Inc.	10,050	2,096
Waste Management, Inc.	12,220	2,040
Kone OYJ, Class B	20,648	1,482
Union Pacific Corp.	5,344	1,346
LIXIL Corp.	38,500	1,026
CCR SA, ordinary nominative shares	477,434	993
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,604	990
United Parcel Service, Inc., Class B	4,120	883
Ventia Services Group Pty, Ltd.[3]	490,862	714
General Dynamics Corp.	2,281	476
Grupo Aeroportuario del Pacífico, SAB de CV, Class B3	27,200	375
Norfolk Southern Corp.	938	279
Melrose Industries PLC	122,162	264
L3Harris Technologies, Inc.	1,207	257
Sulzer AG3	2,347	231
Atlas Corp.[2]	13,925	197
		52,004

Materials 3.81%
Vale SA, ordinary nominative shares (ADR)	466,117	6,535
Vale SA, ordinary nominative shares	272,296	3,811
BHP Group PLC	240,104	7,148
Rio Tinto PLC	96,398	6,383
LyondellBasell Industries NV	46,368	4,277
Air Products and Chemicals, Inc.	13,138	3,997
Fortescue Metals Group, Ltd.	153,397	2,144
Dow, Inc.	36,312	2,060

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Evonik Industries AG	49,884	$1,617
BASF SE	19,490	1,371
Linde PLC	3,045	1,055
Celanese Corp.	5,796	974
Asahi Kasei Corp.	88,600	833
UPM-Kymmene Oyj[3]	17,746	676
Nexa Resources SA2	47,740	375
WestRock Co.	6,230	276
Amcor PLC (CDI)	8,656	104
		43,636

Communication services 3.76%
Comcast Corp., Class A	245,307	12,346
SoftBank Corp.	556,700	7,039
BCE, Inc.	115,182	5,993
Verizon Communications, Inc.	75,874	3,942
Koninklijke KPN NV	1,107,741	3,443
HKT Trust and HKT, Ltd., units	1,949,240	2,620
TELUS Corp.	85,285	2,009
WPP PLC	105,342	1,596
Nippon Telegraph and Telephone Corp.	37,400	1,024
ITV PLC[3]	533,667	799
Omnicom Group, Inc.	9,475	694
Indus Towers, Ltd.	198,205	662
ProSiebenSat.1 Media SE	36,197	577
Vodafone Group PLC	125,093	190
HKBN, Ltd.	119,500	147
		43,081

Consumer discretionary 3.04%
McDonald’s Corp.	17,808	4,774
Home Depot, Inc.	11,495	4,771
Midea Group Co., Ltd., Class A	320,675	3,714
Industria de Diseño Textil, SA	96,881	3,147
Compagnie Financière Richemont SA, Class A	16,434	2,470
Starbucks Corp.	20,534	2,402
Kering SA	2,624	2,112
Taylor Wimpey PLC	874,257	2,077
Hasbro, Inc.	20,103	2,046
VF Corp.	24,377	1,785
YUM! Brands, Inc.	11,295	1,568
Darden Restaurants, Inc.	7,867	1,185
LVMH Moët Hennessy-Louis Vuitton SE	1,379	1,141
Sands China, Ltd.[3]	158,800	370
Inchcape PLC	21,610	266
Thule Group AB	4,141	251
Fielmann AG3	3,646	246
Kindred Group PLC (SDR)	19,169	228
OPAP SA	15,105	214
		34,767

Total common stocks (cost: $664,964,000)		894,325

Preferred securities 0.17%
Information technology 0.17%
Samsung Electronics Co., Ltd., nonvoting preferred shares	32,453	1,944

Total preferred securities (cost: $1,292,000)		1,944

114	American Funds Insurance Series

Capital Income Builder (continued)

Rights & warrants 0.00%	Shares	Value (000)
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[3]	7,130	$8

Total rights & warrants (cost: $0)		8

Convertible stocks 1.19%
Information technology 0.42%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,307	4,788

Utilities 0.41%
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	2,008
NextEra Energy, Inc., convertible preferred units, 6.219% 2023	8,500	492
AES Corp., convertible preferred units, 6.875% 2024	8,659	831
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023[2]	9,704	510
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	4,100	206
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	5,900	594
		4,641

Health care 0.26%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	1,745	3,033

Industrials 0.07%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[2]	7,000	764

Consumer discretionary 0.03%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	359

Total convertible stocks (cost: $9,063,000)		13,585

Investment funds 2.65%
Capital Group Central Corporate Bond Fund[4]	3,051,758	30,304

Total investment funds (cost: $30,786,000)		30,304

Convertible bonds & notes 0.04%	Principal amount (000)
Consumer discretionary 0.04%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	$392	501

Total convertible bonds & notes (cost: $394,000)		501

Bonds, notes & other debt instruments 15.01%
U.S. Treasury bonds & notes 9.30%
U.S. Treasury 6.57%
U.S. Treasury 0.125% 2022	4,875	4,873
U.S. Treasury 0.125% 2022	3,750	3,750
U.S. Treasury 0.125% 2022	1,625	1,620
U.S. Treasury 0.125% 2023	2,200	2,193
U.S. Treasury 0.125% 2023	1,025	1,021
U.S. Treasury 0.375% 2023	875	870
U.S. Treasury 0.625% 2024	11,900	11,806
U.S. Treasury 0.75% 2024	5,965	5,933
U.S. Treasury 0.375% 2025	507	496
U.S. Treasury 0.75% 2026	4,903	4,808
U.S. Treasury 0.75% 2026	3,850	3,773

American Funds Insurance Series	115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 0.75% 2026	$1		$1
U.S. Treasury 0.875% 2026	2,940		2,889
U.S. Treasury 1.125% 2026	8,270		8,220
U.S. Treasury 1.25% 2026	1,000		1,000
U.S. Treasury 1.875% 2026	6,300		6,480
U.S. Treasury 2.00% 2026[5]	2,800		2,899
U.S. Treasury 0.50% 2027	2,900		2,783
U.S. Treasury 1.25% 2028	1,350		1,339
U.S. Treasury 1.375% 2031	967		955
U.S. Treasury 1.125% 2040[5]	2,400		2,105
U.S. Treasury 1.875% 2051	505		502
U.S. Treasury 2.00% 2051	4,619		4,714
U.S. Treasury 2.375% 2051[5]	197		217
			75,247

U.S. Treasury inflation-protected securities 2.73%
U.S. Treasury Inflation-Protected Security 0.125% 2023[6]	2,685		2,775
U.S. Treasury Inflation-Protected Security 0.375% 2023[6]	1,687		1,775
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	3,155		3,301
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	4,872		5,199
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	4,282		4,577
U.S. Treasury Inflation-Protected Security 0.50% 2024[6]	574		612
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	2,264		2,413
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	1,178		1,261
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	213		230
U.S. Treasury Inflation-Protected Security 0.25% 2025[6]	501		537
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	350		380
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	1,524		1,645
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	1,988		2,210
U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	1,700		1,903
U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	129		145
U.S. Treasury Inflation-Protected Security 0.125% 2051[6]	1,885		2,233
			31,196

Total U.S. Treasury bonds & notes			106,443

Mortgage-backed obligations 3.13%
Federal agency mortgage-backed obligations 2.39%
Fannie Mae Pool #695412 5.00% 2033[7]	—	[8]	—	[8]
Fannie Mae Pool #AD3566 5.00% 2035[7]	2		2
Fannie Mae Pool #AC0794 5.00% 2039[7]	5		6
Fannie Mae Pool #931768 5.00% 2039[7]	1		2
Fannie Mae Pool #AE0311 3.50% 2040[7]	11		12
Fannie Mae Pool #932606 5.00% 2040[7]	4		5
Fannie Mae Pool #AJ1873 4.00% 2041[7]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[7]	10		11
Fannie Mae Pool #AE1274 5.00% 2041[7]	8		9
Fannie Mae Pool #AE1277 5.00% 2041[7]	5		5
Fannie Mae Pool #AE1283 5.00% 2041[7]	3		3
Fannie Mae Pool #AE1290 5.00% 2042[7]	5		6
Fannie Mae Pool #AT3954 3.50% 2043[7]	3		3
Fannie Mae Pool #AT0300 3.50% 2043[7]	2		2
Fannie Mae Pool #AY1829 3.50% 2044[7]	2		2
Fannie Mae Pool #AW8240 3.50% 2044[7]	1		1
Fannie Mae Pool #BJ5015 4.00% 2047[7]	50		54
Fannie Mae Pool #BH3122 4.00% 2047[7]	1		1
Fannie Mae Pool #BK6840 4.00% 2048[7]	31		34
Fannie Mae Pool #BK5232 4.00% 2048[7]	23		25
Fannie Mae Pool #BK9743 4.00% 2048[7]	9		10
Fannie Mae Pool #CA2804 4.50% 2048[7]	269		288
Fannie Mae Pool #BK9761 4.50% 2048[7]	5		6

116	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA5540 3.00% 2050[7]	$3,858		$4,057
Fannie Mae Pool #BF0497 3.00% 2060[7]	382		403
Freddie Mac Pool #Q15874 4.00% 2043[7]	2		2
Freddie Mac Pool #G67711 4.00% 2048[7]	292		320
Freddie Mac Pool #Q56599 4.00% 2048[7]	37		41
Freddie Mac Pool #Q56175 4.00% 2048[7]	25		28
Freddie Mac Pool #Q55971 4.00% 2048[7]	25		27
Freddie Mac Pool #Q56576 4.00% 2048[7]	22		24
Freddie Mac Pool #Q55970 4.00% 2048[7]	12		14
Freddie Mac Pool #Q58411 4.50% 2048[7]	73		80
Freddie Mac Pool #Q58436 4.50% 2048[7]	33		36
Freddie Mac Pool #Q58378 4.50% 2048[7]	26		29
Freddie Mac Pool #Q57242 4.50% 2048[7]	23		26
Freddie Mac Pool #ZT1704 4.50% 2049[7]	1,581		1,733
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[7]	291		300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[7,9]	287		296
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[7,9]	136		140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[7,9]	113		119
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[7]	94		100
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]	25		26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[7]	1,146		1,212
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]	779		812
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[7]	514		534
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[7]	24		24
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[7]	12		12
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[7]	1,123		1,158
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[7]	1,610		1,668
Government National Mortgage Assn. 2.50% 2052[7,10]	2,106		2,157
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[7]	663		701
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[7]	75		79
Government National Mortgage Assn. Pool #694836 5.636% 2059[7]	1		1
Government National Mortgage Assn. Pool #765152 4.14% 2061[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #766525 4.70% 2062[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #725893 5.20% 2064[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[7]	1		1
Uniform Mortgage-Backed Security 2.50% 2037[7,10]	1,608		1,662
Uniform Mortgage-Backed Security 2.00% 2052[7,10]	1,630		1,618
Uniform Mortgage-Backed Security 2.00% 2052[7,10]	245		244
Uniform Mortgage-Backed Security 2.50% 2052[7,10]	96		97
Uniform Mortgage-Backed Security 2.50% 2052[7,10]	54		55
Uniform Mortgage-Backed Security 3.00% 2052[7,10]	1,595		1,652
Uniform Mortgage-Backed Security 3.50% 2052[7,10]	1,773		1,866
Uniform Mortgage-Backed Security 4.00% 2052[7,10]	2,925		3,111
Uniform Mortgage-Backed Security 4.50% 2052[7,10]	402		431
			27,391

American Funds Insurance Series	117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.50%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,7,9]	$202	$201
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,7,9]	135	135
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,7,9]	177	177
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,7,9]	148	148
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[1,7,9]	21	21
Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (1-month USD-SOFR + 0.75%) 0.80% 2041[1,7,9]	20	20
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,7,9]	290	291
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class B1, (1-month USD-SOFR + 3.05%) 3.10% 2034[1,7,9]	16	16
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (1-month USD-SOFR + 1.50%) 1.55% 2041[1,7,9]	130	130
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[1,7,9]	163	163
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[1,7,9]	129	129
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,7,9]	91	90
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[1,7,11]	156	156
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.902% 2053[1,7,9]	175	175
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.002% 2053[1,7,9]	279	279
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[1,7,9]	202	202
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,7,9]	1,057	1,058
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[1,7,9]	523	523
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,7,9]	281	281
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,7,9]	133	133
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,7,9]	50	51
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,7,9]	59	60
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,7,9]	36	37
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,7,9]	71	73
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,7,9]	36	37
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,7]	584	583
Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[1,7]	196	195
Verus Securitization Trust, Series 2021-7, Class A1, 1.829% 2066[1,7,9]	246	246
ZH Trust, Series 2021-2, Class A, 2.349% 2027[1,7]	100	100
		5,710

Commercial mortgage-backed securities 0.24%
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 1.60% 2026[1,7,9]	100	100
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[1,7,9]	548	547
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[1,7,9]	266	266
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.756% 2036[1,7,9]	100	100
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[1,7,9]	174	173
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.51% 2038[1,7,9]	100	100
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[1,7,9]	99	100
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.03% 2025[1,7,9]	231	231
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.26% 2038[1,7,9]	300	300
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[1,7,9]	179	179

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[1,7,9]	$100	$100
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.352% 2049[1,7,9]	150	148
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[1,7,9]	361	360
		2,704

Total mortgage-backed obligations		35,805

Corporate bonds, notes & loans 1.93%
Energy 0.41%
Apache Corp. 4.25% 2030	385	418
Baker Hughes, a GE Co. 2.061% 2026	8	8
BP Capital Markets America, Inc. 3.633% 2030	360	398
Cenovus Energy, Inc. 5.40% 2047	75	94
Cheniere Energy, Inc. 3.70% 2029	201	215
Enbridge Energy Partners LP 7.375% 2045	29	45
Energy Transfer Operating LP 5.00% 2050	341	393
Energy Transfer Partners LP 5.30% 2047	29	34
Energy Transfer Partners LP 6.00% 2048	51	64
Energy Transfer Partners LP 6.25% 2049	93	122
EQT Corp. 5.00% 2029	35	39
EQT Corp. 3.625% 2031[1]	20	21
Equinor ASA 2.375% 2030	365	371
Exxon Mobil Corp. 2.995% 2039	200	203
MPLX LP 5.50% 2049	625	800
New Fortress Energy, Inc. 6.50% 2026[1]	80	79
NGL Energy Operating LLC 7.50% 2026[1]	80	83
ONEOK, Inc. 3.10% 2030	42	43
ONEOK, Inc. 4.95% 2047	51	59
ONEOK, Inc. 7.15% 2051	97	140
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	144
Petróleos Mexicanos 6.50% 2029	20	21
Petróleos Mexicanos 7.69% 2050	75	73
Sabine Pass Liquefaction, LLC 4.50% 2030	197	222
Shell International Finance BV 2.00% 2024	420	431
TransCanada PipeLines, Ltd. 5.10% 2049	150	198
		4,718

Health care 0.34%
AbbVie, Inc. 4.25% 2049	92	111
AstraZeneca PLC 3.375% 2025	200	215
AstraZeneca PLC 3.00% 2051	11	11
Centene Corp. 4.625% 2029	530	572
Centene Corp. 3.375% 2030	179	183
Centene Corp. 2.625% 2031	40	39
Merck & Co., Inc. 1.70% 2027	118	119
Merck & Co., Inc. 3.40% 2029	110	120
Merck & Co., Inc. 2.15% 2031	168	169
Pfizer, Inc. 2.70% 2050	425	429
Tenet Healthcare Corp. 7.50% 2025[1]	325	342
Teva Pharmaceutical Finance Co. BV 6.00% 2024	700	734
Teva Pharmaceutical Finance Co. BV 3.15% 2026	650	612
Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	254
		3,910

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.32%
Bayerische Motoren Werke AG 4.15% 2030[1]	$290	$329
Daimler Trucks Finance North America, LLC 1.125% 2023[1]	495	495
Daimler Trucks Finance North America, LLC 1.625% 2024[1]	175	176
Daimler Trucks Finance North America, LLC 2.375% 2028[1]	150	151
Daimler Trucks Finance North America, LLC 2.50% 2031[1]	150	150
General Motors Company 5.95% 2049	90	124
Grand Canyon University 4.125% 2024	200	205
Marriott International, Inc. 2.85% 2031	50	50
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	250	274
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	325	364
Toyota Motor Credit Corp. 2.15% 2022	505	511
Toyota Motor Credit Corp. 2.60% 2022	856	856
		3,685

Communication services 0.23%
AT&T, Inc. 3.50% 2041	75	77
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	360	364
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[1]	175	173
SBA Tower Trust 1.631% 2026[1]	253	249
Sprint Corp. 6.875% 2028	325	412
Sprint Corp. 8.75% 2032	275	413
T-Mobile US, Inc. 3.875% 2030	625	684
Verizon Communications, Inc. 2.355% 2032[1]	126	124
Walt Disney Company 4.625% 2040	120	149
		2,645

Utilities 0.16%
AEP Transmission Co., LLC 3.80% 2049	45	51
Edison International 4.125% 2028	132	139
FirstEnergy Corp. 2.25% 2030	107	103
FirstEnergy Corp. 2.65% 2030	493	488
Pacific Gas and Electric Co. 2.95% 2026	97	99
Pacific Gas and Electric Co. 3.75% 2028	105	109
Pacific Gas and Electric Co. 4.65% 2028	284	310
Pacific Gas and Electric Co. 2.50% 2031	375	358
Southern California Edison Co., Series C, 3.60% 2045	206	212
		1,869

Information technology 0.13%
Broadcom, Inc. 5.00% 2030	420	490
Broadcom, Inc. 3.75% 2051[1]	91	95
Lenovo Group, Ltd. 5.875% 2025	400	441
Oracle Corp. 2.875% 2031	140	141
Oracle Corp. 3.60% 2050	150	147
ServiceNow, Inc. 1.40% 2030	130	121
		1,435

Industrials 0.12%
Boeing Company 2.70% 2022	300	302
Boeing Company 2.75% 2026	91	94
Boeing Company 5.15% 2030	284	331
Boeing Company 5.805% 2050	95	129
Canadian Pacific Railway, Ltd. 2.45% 2031	76	77
Canadian Pacific Railway, Ltd. 3.10% 2051	69	71
CSX Corp. 4.75% 2048	50	65
Masco Corp. 3.125% 2051	10	10
Norfolk Southern Corp. 3.00% 2022	224	224
		1,303

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.09%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	$150	$153
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	231	221
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[11]	75	76
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[11]	227	219
Navient Corp. 5.00% 2027	150	153
New York Life Global Funding 3.00% 2028[1]	150	160
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[11]	38	39
		1,021

Consumer staples 0.08%
7-Eleven, Inc. 0.80% 2024[1]	50	49
7-Eleven, Inc. 0.95% 2026[1]	60	58
7-Eleven, Inc. 1.30% 2028[1]	45	43
7-Eleven, Inc. 1.80% 2031[1]	325	308
Altria Group, Inc. 3.70% 2051	25	23
British American Tobacco PLC 4.54% 2047	73	77
British American Tobacco PLC 4.758% 2049	130	140
Kraft Heinz Company 3.00% 2026	93	97
Kraft Heinz Company 5.50% 2050	75	102
		897

Materials 0.03%
Dow Chemical Co. 3.60% 2050	75	82
International Flavors & Fragrances, Inc. 1.832% 2027[1]	100	98
LYB International Finance III, LLC 4.20% 2050	49	57
LYB International Finance III, LLC 3.625% 2051	102	108
		345

Real estate 0.02%
Equinix, Inc. 1.55% 2028	25	24
Equinix, Inc. 3.20% 2029	144	152
Equinix, Inc. 2.50% 2031	47	47
		223

Total corporate bonds, notes & loans		22,051

Asset-backed obligations 0.56%
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[1,7]	197	200
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[1,7]	100	104
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,7]	359	356
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,7]	91	89
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[1,7]	92	92
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,7]	92	92
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,7]	323	317
FREED ABS Trust, Series 2021-2, Class A, 0.68% 2028[1,7]	44	44
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[1,7]	604	606
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[1,7]	94	94
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[1,7]	153	164
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,7]	247	245
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[1,7]	100	99
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[1,7]	268	265
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[1,7]	100	99
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[1,7]	100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,7]	63	62
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,7]	183	180
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[1,7,9]	289	290
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,7]	276	272

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,7]	$554	$547
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,7]	935	918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[1,7]	100	100
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,7]	100	100
Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[1,7]	100	99
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,7,9]	187	187
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,7]	99	96
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[1,7]	236	234
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[1,7,9]	335	329
		6,380

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 2031	190	190
Portuguese Republic 5.125% 2024	18	20
Qatar (State of) 4.50% 2028	200	230
Saudi Arabia (Kingdom of) 3.625% 2028	200	218
United Mexican States 3.25% 2030	200	205
		863

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	15	15

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	225	260

Total municipals		275

Total bonds, notes & other debt instruments (cost: $170,013,000)		171,817

Short-term securities 4.11%	Shares
Money market investments 3.75%
Capital Group Central Cash Fund 0.09%[4,12]	428,875	42,892

Money market investments purchased with collateral from securities on loan 0.36%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,13]	2,071,892	2,072
Capital Group Central Cash Fund 0.09%[4,12,13]	19,536	1,954
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[12,13]	139,561	139
		4,165

Total short-term securities (cost: $47,054,000)		47,057
Total investment securities 101.31% (cost: $923,566,000)		1,159,541
Other assets less liabilities (1.31)%		(15,014)

Net assets 100.00%		$1,144,527

122	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	94	September 2022	$23,311	$(47)
2 Year U.S. Treasury Note Futures	Short	38	March 2022	(8,291)	2
5 Year U.S. Treasury Note Futures	Long	73	March 2022	8,831	43
10 Year U.S. Treasury Note Futures	Long	27	March 2022	3,523	37
10 Year Ultra U.S. Treasury Note Futures	Short	22	March 2022	(3,222)	(45)
20 Year U.S. Treasury Bond Futures	Long	4	March 2022	642	6
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2022	12,025	236
					$232

Forward currency contracts

						Unrealized
Contract amount						appreciation
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
MXN	2,000	USD	95	JPMorgan Chase	1/20/2022	$2

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized
						Value at	premium	appreciation
	Payment		Payment	Expiration	Notional	12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	Quarterly	0.337%	Semi-annual	5/18/2025	$18,500	$541	$ —	$541
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	529	—	529
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	1,800	381	—	381
							$ —	$1,451

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2021 (000)
5.00%	Quarterly	CDX.NA.HY.37	12/20/2026	$2,975	$272	$286	$(14)

American Funds Insurance Series	123

Capital Income Builder (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)		Capital gain distributions received (000)
Investment funds 2.65%
Capital Group Central Corporate Bond Fund	$—	$31,111	$321	$(3)	$(483)	$30,304	$381		$270
Short-term securities 3.92%
Money market investments 3.75%
Capital Group Central Cash Fund 0.09%[12]	56,762	229,039	242,907	(5)	3	42,892	41		—
Money market investments purchased with collateral from securities on loan 0.17%
Capital Group Central Cash Fund 0.09%[12,13]	—	1,95414				1,954	—	[15]	—
Total short-term securities						44,846
Total 6.57%				$(8)	$(480)	$75,150	$422		$270

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,442,000, which represented 1.96% of the net assets of the fund.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,084,000, which represented .53% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,515,000, which represented .13% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Step bond; coupon rate may change at a later date.
[12]	Rate represents the seven-day yield at 12/31/2021.
[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

124	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2021

Common stocks 71.88%	Shares	Value (000)
Information technology 17.18%
Microsoft Corp.	4,562,561	$1,534,480
Broadcom, Inc.	1,676,447	1,115,525
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	5,111,700	614,989
ASML Holding NV (New York registered) (ADR)	695,900	554,034
MKS Instruments, Inc.	1,700,000	296,089
NVIDIA Corp.	665,393	195,699
VeriSign, Inc.[1]	700,000	177,674
Concentrix Corp.	949,617	169,620
Shopify, Inc., Class A, subordinate voting shares[1]	89,000	122,588
RingCentral, Inc., Class A1	648,389	121,476
MicroStrategy, Inc., Class A1,2	203,897	111,020
Okta, Inc., Class A1	174,680	39,158
Mastercard, Inc., Class A	103,700	37,261
DocuSign, Inc.[1]	242,000	36,859
Paychex, Inc.	240,000	32,760
Apple, Inc.	150,000	26,635
GoDaddy, Inc., Class A1	281,000	23,846
Applied Materials, Inc.	135,000	21,244
KLA Corp.	49,000	21,075
PayPal Holdings, Inc.[1]	70,000	13,201
Adobe, Inc.[1]	15,500	8,789
		5,274,022

Financials 11.74%
First Republic Bank	1,480,000	305,635
Capital One Financial Corp.	1,750,000	253,907
JPMorgan Chase & Co.	1,505,000	238,317
CME Group, Inc., Class A	977,200	223,251
Synchrony Financial	4,750,000	220,352
Bank of America Corp.	4,750,000	211,327
Apollo Asset Management, Inc.	2,769,732	200,612
Chubb, Ltd.	1,000,000	193,310
KKR & Co., Inc.	2,277,000	169,636
Blackstone, Inc., nonvoting shares	1,192,091	154,245
Toronto-Dominion Bank (CAD denominated)	1,996,383	153,057
Intercontinental Exchange, Inc.	1,076,000	147,164
Western Alliance Bancorporation	1,182,849	127,334
Nasdaq, Inc.	557,500	117,081
Signature Bank[1]	271,435	87,801
Webster Financial Corp.	1,478,124	82,538
Ares Management Corp., Class A	1,015,403	82,522
EQT AB	1,446,647	78,927
Brookfield Asset Management, Inc., Class A	1,260,000	76,079
Citigroup, Inc.	1,200,000	72,468
SLM Corp.	2,960,000	58,223
BlackRock, Inc.	62,000	56,765
S&P Global, Inc.	118,700	56,018
Antin Infrastructure Partners SA1	1,243,300	48,835
Citizens Financial Group, Inc.	940,000	44,415
Bridgepoint Group PLC[1]	5,809,554	38,767
Aon PLC, Class A	87,000	26,149
Blue Owl Capital, Inc., Class A	1,205,000	17,967
The Bank of N.T. Butterfield & Son, Ltd.	421,585	16,067
OneMain Holdings, Inc.[1]	300,000	15,012
Progressive Corp.	105,000	10,778
Hong Kong Exchanges and Clearing, Ltd.	170,000	9,928
Islandsbanki hf.[1]	9,555,235	9,301
Jonah Energy Parent LLC[1,3,4]	32,117	1,375
		3,605,163

American Funds Insurance Series	125

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.15%
UnitedHealth Group, Inc.	1,311,800	$658,707
Johnson & Johnson	2,750,000	470,443
Cigna Corp.	1,100,000	252,593
Humana, Inc.	522,000	242,135
Abbott Laboratories	1,400,000	197,036
CVS Health Corp.	1,638,000	168,976
Vertex Pharmaceuticals, Inc.[1]	567,500	124,623
Eli Lilly and Company	431,969	119,318
Gilead Sciences, Inc.	1,600,000	116,176
Daiichi Sankyo Company, Ltd.	3,873,900	98,506
Regeneron Pharmaceuticals, Inc.[1]	150,000	94,728
Thermo Fisher Scientific, Inc.	116,000	77,400
IDEXX Laboratories, Inc.[1]	94,102	61,962
AbCellera Biologics, Inc.[1]	2,345,741	33,544
Rotech Healthcare, Inc.[1,3,4,5]	184,138	19,887
Ultragenyx Pharmaceutical, Inc.[1]	217,400	18,281
Centene Corp.[1]	190,000	15,656
Viatris, Inc.	1,121,937	15,180
Oak Street Health, Inc.[1,2]	311,768	10,332
NuCana PLC (ADR)[1,2,6]	2,977,153	7,086
Pfizer, Inc.	102,973	6,081
		2,808,650

Consumer discretionary 8.58%
Home Depot, Inc.	1,281,200	531,711
Amazon.com, Inc.[1]	158,460	528,360
Aramark	11,000,000	405,350
General Motors Company[1]	3,750,000	219,862
Dollar General Corp.	927,387	218,706
LVMH Moët Hennessy-Louis Vuitton SE	256,896	212,630
Lear Corp.	600,000	109,770
Etsy, Inc.[1]	418,825	91,698
Booking Holdings, Inc.[1]	32,700	78,455
Royal Caribbean Cruises, Ltd.[1]	1,014,324	78,001
Caesars Entertainment, Inc.[1]	828,892	77,526
Xpeng, Inc., Class A (ADR)[1]	703,800	35,422
Darden Restaurants, Inc.	142,000	21,391
Dr. Martens PLC[1]	2,375,000	13,759
Chipotle Mexican Grill, Inc.[1]	5,800	10,140
		2,632,781

Communication services 6.76%
Meta Platforms, Inc., Class A1	1,966,385	661,394
Alphabet, Inc., Class C1	183,643	531,388
Alphabet, Inc., Class A1	8,450	24,480
Charter Communications, Inc., Class A1	721,000	470,070
Comcast Corp., Class A	3,307,000	166,441
Netflix, Inc.[1]	241,500	145,489
Activision Blizzard, Inc.	1,075,500	71,553
Electronic Arts, Inc.	35,000	4,616
		2,075,431

Consumer staples 5.75%
Philip Morris International, Inc.	8,467,421	804,405
Nestlé SA	2,500,000	349,649
Altria Group, Inc.	4,072,000	192,972
Archer Daniels Midland Company	2,000,000	135,180
British American Tobacco PLC (ADR)	1,927,543	72,109
British American Tobacco PLC	1,390,000	51,429
Mondelez International, Inc.	1,200,000	79,572

126	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Avenue Supermarts, Ltd.[1]	970,539	$60,991
Costco Wholesale Corp.	26,000	14,760
Estée Lauder Companies, Inc., Class A	13,700	5,072
		1,766,139

Industrials 4.38%
Northrop Grumman Corp.	903,553	349,738
CSX Corp.	6,455,369	242,722
Lockheed Martin Corp.	595,000	211,469
L3Harris Technologies, Inc.	971,000	207,056
Storskogen Group AB, Class B1	19,218,526	129,631
Waste Management, Inc.	249,000	41,558
Boeing Company[1]	183,000	36,842
Raytheon Technologies Corp.	395,000	33,994
Cintas Corp.	60,000	26,590
AMETEK, Inc.	140,000	20,586
New AMI I, LLC[1,3,4]	1,588,250	12,007
Copart, Inc.[1]	75,000	11,371
Chart Industries, Inc.[1]	68,000	10,845
Air Lease Corp., Class A	220,000	9,731
		1,344,140

Materials 3.46%
Dow, Inc.	3,500,000	198,520
Vale SA, ordinary nominative shares	10,893,465	152,469
LyondellBasell Industries NV	1,250,000	115,287
Nucor Corp.	1,000,000	114,150
Royal Gold, Inc.	845,000	88,902
First Quantum Minerals, Ltd.	3,580,000	85,669
Rio Tinto PLC	1,250,000	82,770
Newmont Corp.	900,000	55,818
Franco-Nevada Corp.	347,089	48,002
Wheaton Precious Metals Corp.	970,000	41,642
Allegheny Technologies, Inc.[1]	2,589,437	41,250
Air Products and Chemicals, Inc.	84,000	25,558
Sherwin-Williams Company	37,000	13,030
		1,063,067

Real estate 2.24%
MGM Growth Properties LLC REIT, Class A	4,216,800	172,256
VICI Properties, Inc. REIT	5,165,000	155,518
Gaming and Leisure Properties, Inc. REIT	2,595,400	126,292
Alexandria Real Estate Equities, Inc. REIT	399,000	88,961
American Tower Corp. REIT	183,000	53,528
STORE Capital Corp. REIT	1,370,000	47,128
Crown Castle International Corp. REIT	166,000	34,651
Equinix, Inc. REIT	12,700	10,742
		689,076

Energy 1.79%
Canadian Natural Resources, Ltd. (CAD denominated)	7,210,100	304,660
Pioneer Natural Resources Company	827,000	150,415
Chevron Corp.	270,000	31,685
ConocoPhillips	402,000	29,016
Equitrans Midstream Corp.	1,060,000	10,960
Chesapeake Energy Corp.	130,681	8,432
Euronav NV	750,000	6,668
Scorpio Tankers, Inc.	345,000	4,419
Civitas Resources, Inc.	55,144	2,700

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Diamond Offshore Drilling, Inc.[1]	247,104	$1,050
Diamond Offshore Drilling, Inc.[1,3,7]	86,354	338
McDermott International, Ltd.[1]	40,219	16
		550,359

Utilities 0.85%
Enel SpA	26,980,000	216,430
Exelon Corp.	416,000	24,028
Evergy, Inc.	298,000	20,446
		260,904

Total common stocks (cost: $12,488,113,000)		22,069,732

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings LLC, Series B, preferred shares[1,3,4,7]	450	317

Total preferred securities (cost: $466,000)		317

Rights & warrants 0.00%
Energy 0.00%
Chesapeake Energy Corp., Class C, warrants, expire 2026[1]	1,480	48
Sable Permian Resources, LLC, Class A, warrants, expire 2024[1,3,4]	4,392	—	[8]

Total rights & warrants (cost: $446,000)		48

Convertible stocks 0.16%
Health care 0.16%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024[3,4,5]	50,000	50,000

Total convertible stocks (cost: $50,000,000)		50,000

Investment funds 5.27%
Capital Group Central Corporate Bond Fund[6]	162,866,206	1,617,261

Total investment funds (cost: $1,643,007,000)		1,617,261

Bonds, notes & other debt instruments 20.82%	Principal amount (000)
U.S. Treasury bonds & notes 8.03% U.S. Treasury 6.12%
U.S. Treasury 0.125% 2022	$83,545	83,516
U.S. Treasury 0.125% 2022	10,000	10,000
U.S. Treasury 1.375% 2022	5,000	5,005
U.S. Treasury 1.375% 2022	280	282
U.S. Treasury 1.50% 2022	9,407	9,488
U.S. Treasury 1.625% 2022	94	95
U.S. Treasury 1.875% 2022	80,000	80,226
U.S. Treasury 0.125% 2023	44,825	44,651
U.S. Treasury 0.125% 2023	3,425	3,396
U.S. Treasury 0.25% 2023	7,232	7,198
U.S. Treasury 0.25% 2023	1,229	1,221
U.S. Treasury 0.375% 2023	100,089	99,524
U.S. Treasury 2.25% 2023	5,000	5,150
U.S. Treasury 2.375% 2023	5,000	5,104
U.S. Treasury 2.75% 2023	15,000	15,440
U.S. Treasury 0.25% 2024	15,000	14,827
U.S. Treasury 0.375% 2024	40,000	39,443
U.S. Treasury 1.50% 2024	22,500	22,856

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.50% 2024	$907	$921
U.S. Treasury 2.125% 2024	5,000	5,148
U.S. Treasury 2.25% 2024	5,000	5,154
U.S. Treasury 2.375% 2024	70,000	72,705
U.S. Treasury 2.50% 2024	225,000	233,056
U.S. Treasury 2.50% 2024	700	727
U.S. Treasury 0.25% 2025	43,812	42,630
U.S. Treasury 2.50% 2025	3,500	3,660
U.S. Treasury 2.75% 2025	3,229	3,414
U.S. Treasury 3.00% 2025	10,000	10,697
U.S. Treasury 0.375% 2026	75,000	72,604
U.S. Treasury 0.50% 2026	53,869	52,358
U.S. Treasury 0.75% 2026	49,333	48,377
U.S. Treasury 0.75% 2026	52	51
U.S. Treasury 0.875% 2026	565	555
U.S. Treasury 1.125% 2026	471	468
U.S. Treasury 1.50% 2026	500	506
U.S. Treasury 1.625% 2026	60,000	61,057
U.S. Treasury 1.625% 2026	27,000	27,475
U.S. Treasury 1.625% 2026	7,000	7,124
U.S. Treasury 1.625% 2026	1,500	1,526
U.S. Treasury 0.50% 2027	36,300	34,747
U.S. Treasury 0.50% 2027	20,000	19,158
U.S. Treasury 0.625% 2027	7,109	6,805
U.S. Treasury 1.125% 2027	762	757
U.S. Treasury 2.25% 2027	78,250	82,027
U.S. Treasury 2.375% 2027	880	929
U.S. Treasury 1.25% 2028	3,142	3,107
U.S. Treasury 1.50% 2028	50,000	50,222
U.S. Treasury 2.875% 2028	5,217	5,687
U.S. Treasury 0.625% 2030	20,225	18,916
U.S. Treasury 0.875% 2030	6,640	6,315
U.S. Treasury 1.50% 2030	36,651	36,853
U.S. Treasury 1.375% 2031	92,870	91,716
U.S. Treasury 1.125% 2040	62,775	55,060
U.S. Treasury 1.375% 2040	52,695	48,026
U.S. Treasury 1.75% 2041	47,854	46,388
U.S. Treasury 2.50% 2046	3,755	4,155
U.S. Treasury 3.00% 2047	9,355	11,371
U.S. Treasury 3.00% 2048	336	411
U.S. Treasury 2.25% 2049	15,000	16,082
U.S. Treasury 2.375% 2049[9]	75,000	82,554
U.S. Treasury 1.375% 2050	12,500	10,974
U.S. Treasury 2.00% 2050	13,825	14,070
U.S. Treasury 2.00% 2051[9]	127,770	130,415
U.S. Treasury 2.375% 2051[9]	4,757	5,264
		1,879,644

U.S. Treasury inflation-protected securities 1.91%
U.S. Treasury Inflation-Protected Security 0.125% 2024[10]	91,610	97,916
U.S. Treasury Inflation-Protected Security 0.625% 2024[10]	92,898	98,989
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	24,622	26,360
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	3,623	3,910
U.S. Treasury Inflation-Protected Security 0.375% 2025[10]	4,314	4,694
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	40,436	43,661
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	7,589	8,260
U.S. Treasury Inflation-Protected Security 0.75% 2028[10]	19,278	22,117
U.S. Treasury Inflation-Protected Security 0.875% 2029[10]	21,732	25,171
U.S. Treasury Inflation-Protected Security 0.125% 2030[10]	24,943	27,721

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2031[10]	$41,268	$46,389
U.S. Treasury Inflation-Protected Security 0.125% 2031[10]	25,122	28,129
U.S. Treasury Inflation-Protected Security 1.00% 2049[10]	108,876	154,595
		587,912

Total U.S. Treasury bonds & notes		2,467,556

Corporate bonds, notes & loans 6.48%
Financials 1.17%
ACE INA Holdings, Inc. 2.875% 2022	3,880	3,940
ACE INA Holdings, Inc. 3.35% 2026	880	944
ACE INA Holdings, Inc. 4.35% 2045	400	496
Advisor Group Holdings, LLC 6.25% 2028[7]	4,255	4,421
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	5,457	5,505
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	4,501	4,568
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	2,838	2,894
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033	1,781	1,815
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,970	2,056
AG Merger Sub II, Inc. 10.75% 2027[7]	2,420	2,690
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[7]	2,100	2,102
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[7]	2,295	2,338
Ally Financial, Inc. 8.00% 2031	3,000	4,128
American International Group, Inc. 2.50% 2025	15,800	16,304
American International Group, Inc. 4.20% 2028	565	631
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[11]	2,428	2,485
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[11]	6,000	6,180
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[11]	2,500	2,451
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[11]	1,565	1,554
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[11]	2,345	2,505
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[11]	1,500	1,437
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	1,000	959
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[11]	5,000	4,921
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[11]	1,953	1,964
Bank of Nova Scotia 1.625% 2023	5,000	5,058
Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	7,992
Berkshire Hathaway Finance Corp. 4.25% 2049	550	677
Berkshire Hathaway, Inc. 2.75% 2023	1,615	1,649
Berkshire Hathaway, Inc. 3.125% 2026	500	534
BNP Paribas 3.375% 2025[7]	3,225	3,388
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[7,11]	2,400	2,355
Castlelake Aviation Finance DAC 5.00% 2027[7]	3,370	3,348
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[11]	3,254	3,383
CME Group, Inc. 3.75% 2028	3,425	3,813
Coinbase Global, Inc. 3.375% 2028[7]	2,300	2,152
Coinbase Global, Inc. 3.625% 2031[7]	1,900	1,751
Commonwealth Bank of Australia 3.35% 2024	1,225	1,291
Commonwealth Bank of Australia 3.35% 2024[7]	1,000	1,054
Commonwealth Bank of Australia 2.688% 2031[7]	4,575	4,504
Compass Diversified Holdings 5.25% 2029[7]	640	672
Compass Diversified Holdings 5.00% 2032[7]	715	734
Crédit Agricole SA 4.375% 2025[7]	850	914
Credit Suisse Group AG 3.80% 2023	1,625	1,684
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[7,11]	800	857
Danske Bank AS 2.70% 2022[7]	1,000	1,004
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[3,4,12,13]	816	773
Digital Currency Group, Inc., Term Loan, 8.75% 2026[3,4,12]	1,089	1,031
FS Energy and Power Fund 7.50% 2023[7]	1,995	2,083
Goldman Sachs Group, Inc. 0.925% 2024 (USD-SOFR + 0.50% on 10/21/2023)[11]	5,000	4,980

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[11]	$3,425	$3,339
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[11]	4,396	4,379
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[11]	390	425
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[11]	4,036	4,069
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[11]	2,000	2,078
Groupe BPCE SA 2.75% 2023[7]	600	613
Groupe BPCE SA 5.70% 2023[7]	2,250	2,420
Groupe BPCE SA 5.15% 2024[7]	3,710	4,020
Groupe BPCE SA 1.00% 2026[7]	3,000	2,905
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[7,11]	2,250	2,170
Hightower Holding, LLC 6.75% 2029[7]	430	442
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[11]	1,500	1,507
HSBC Holdings PLC 4.25% 2024	3,000	3,170
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[11]	625	641
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[11]	3,000	3,022
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[11]	1,500	1,629
Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,220
Icahn Enterprises Finance Corp. 4.375% 2029	2,200	2,148
Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,196
Intesa Sanpaolo SpA 3.375% 2023[7]	750	767
Intesa Sanpaolo SpA 3.25% 2024[7]	750	781
Intesa Sanpaolo SpA 5.017% 2024[7]	1,730	1,855
Intesa Sanpaolo SpA 3.875% 2027[7]	300	319
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[11]	4,725	4,884
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[11]	3,101	3,144
JPMorgan Chase & Co. 3.157% 2042 (USD-SOFR + 1.46% on 4/22/2041)[11]	5,325	5,569
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[11]	1,222	1,224
Ladder Capital Corp. 4.25% 2027[7]	3,757	3,786
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[11]	750	762
Lloyds Banking Group PLC 4.05% 2023	2,000	2,096
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[11]	800	788
Lloyds Banking Group PLC 4.375% 2028	2,150	2,414
LPL Holdings, Inc. 4.625% 2027[7]	2,700	2,798
LPL Holdings, Inc. 4.375% 2031[7]	1,805	1,849
Marsh & McLennan Companies, Inc. 3.875% 2024	820	868
Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	1,945
Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,074
MGIC Investment Corp. 5.25% 2028	1,175	1,235
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,670
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[11]	300	310
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[11]	5,977	5,933
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[11]	3,766	3,655
Morgan Stanley 3.125% 2026	325	345
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[11]	3,290	3,259
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[11]	2,000	2,048
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[11]	2,421	2,421
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[11]	856	898
MSCI, Inc. 3.625% 2031[7]	2,225	2,312
MSCI, Inc. 3.25% 2033[7]	1,350	1,367
Navient Corp. 5.50% 2023	7,515	7,836
Navient Corp. 7.25% 2023	435	469
Navient Corp. 5.875% 2024	1,005	1,073
Navient Corp. 6.125% 2024	8,030	8,570
Navient Corp. 5.50% 2029	3,290	3,287
New York Life Global Funding 2.35% 2026[7]	590	610
Owl Rock Capital Corp. 3.75% 2025	2,874	2,980
Owl Rock Capital Corp. 4.00% 2025	102	106

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Owl Rock Capital Corp. 3.375% 2026	$1,290	$1,312
Owl Rock Capital Corp. II 4.625% 2024[7]	2,305	2,416
Owl Rock Capital Corp. III 3.125% 2027[7]	2,520	2,466
PNC Financial Services Group, Inc. 2.854% 2022[11]	1,445	1,472
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,120
Power Financial Corp., Ltd. 5.25% 2028	383	430
Power Financial Corp., Ltd. 6.15% 2028	350	413
Power Financial Corp., Ltd. 4.50% 2029	554	592
Power Financial Corp., Ltd. 3.95% 2030	1,213	1,256
Prudential Financial, Inc. 4.35% 2050	7,000	8,754
Quicken Loans, LLC 3.625% 2029[7]	1,505	1,513
Rabobank Nederland 2.75% 2022	2,250	2,251
Rabobank Nederland 4.375% 2025	4,500	4,879
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[7]	2,110	2,097
Royal Bank of Canada 1.15% 2025	4,711	4,674
Skandinaviska Enskilda Banken AB 2.80% 2022	700	703
Springleaf Finance Corp. 6.125% 2024	2,550	2,707
Starwood Property Trust, Inc. 5.50% 2023[7]	1,160	1,202
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[7,11]	2,800	3,143
Toronto-Dominion Bank 2.65% 2024	625	649
Toronto-Dominion Bank 0.75% 2025	5,375	5,236
Toronto-Dominion Bank 1.25% 2026	4,000	3,933
Travelers Companies, Inc. 4.00% 2047	860	1,030
U.S. Bancorp 2.375% 2026	4,000	4,158
UBS Group AG 4.125% 2025[7]	2,750	2,972
UniCredit SpA 3.75% 2022[7]	5,725	5,769
UniCredit SpA 6.572% 2022[7]	475	476
UniCredit SpA 4.625% 2027[7]	625	686
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[11]	8,000	8,124
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[11]	729	759
Westpac Banking Corp. 2.75% 2023	1,750	1,788
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[11]	3,000	3,065
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[11]	3,325	3,243
Westpac Banking Corp. 2.963% 2040	1,500	1,474
		360,431

Energy 0.84%
Antero Midstream Partners LP 5.375% 2029[7]	2,170	2,293
Antero Resources Corp. 7.625% 2029[7]	1,634	1,816
Ascent Resources - Utica LLC 5.875% 2029[7]	1,040	1,002
Bonanza Creek Energy, Inc. 5.00% 2026[7]	480	485
BP Capital Markets America, Inc. 2.772% 2050	681	643
Canadian Natural Resources, Ltd. 2.95% 2023	1,935	1,972
Canadian Natural Resources, Ltd. 2.05% 2025	961	971
Canadian Natural Resources, Ltd. 2.95% 2030	3,142	3,186
Canadian Natural Resources, Ltd. 4.95% 2047	1,559	1,918
Cenovus Energy, Inc. 4.25% 2027	5,690	6,206
Cheniere Energy Partners LP 4.50% 2029	1,085	1,152
Cheniere Energy Partners LP 4.00% 2031	4,485	4,711
Cheniere Energy Partners LP 3.25% 2032[7]	998	1,010
Cheniere Energy, Inc. 4.625% 2028	4,645	4,949
Chesapeake Energy Corp. 4.875% 2022[14]	7,225	145
Chesapeake Energy Corp. 5.50% 2026[7]	685	722
Chesapeake Energy Corp. 5.875% 2029[7]	2,240	2,399
Chevron Corp. 1.995% 2027	2,631	2,672
Chevron USA, Inc. 1.018% 2027	2,850	2,747

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
CNX Midstream Partners LP 4.75% 2030[7]	$580	$579
CNX Resources Corp. 7.25% 2027[7]	1,725	1,832
CNX Resources Corp. 6.00% 2029[7]	1,475	1,536
Comstock Resources, Inc. 5.875% 2030[7]	450	462
Constellation Oil Services Holding SA 10.00% PIK 2024[7,14,15]	1,084	339
Continental Resources, Inc. 5.75% 2031[7]	1,430	1,686
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[7,13,15]	204	202
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[13,15]	185	183
Diamondback Energy, Inc. 4.40% 2051	3,896	4,476
DT Midstream, Inc. 4.375% 2031[7]	1,680	1,750
Enbridge Energy Partners LP, Series B, 7.50% 2038	300	450
Enbridge, Inc. 4.00% 2023	278	290
Enbridge, Inc. 2.50% 2025	300	309
Enbridge, Inc. 3.70% 2027	62	67
Energy Transfer Operating LP 5.00% 2050	11,807	13,619
Energy Transfer Partners LP 4.50% 2024	1,210	1,283
Energy Transfer Partners LP 4.75% 2026	2,494	2,731
Energy Transfer Partners LP 5.25% 2029	757	868
Energy Transfer Partners LP 6.00% 2048	774	964
Energy Transfer Partners LP 6.25% 2049	757	991
Enterprise Products Operating LLC 4.90% 2046	500	606
EQM Midstream Partners LP 4.125% 2026	686	704
EQM Midstream Partners LP 6.50% 2027[7]	1,690	1,895
EQM Midstream Partners LP 5.50% 2028	2,588	2,831
EQM Midstream Partners LP 4.75% 2031[7]	1,635	1,732
EQT Corp. 6.625% 2025[11]	795	897
EQT Corp. 3.90% 2027	450	483
EQT Corp. 5.00% 2029	340	377
EQT Corp. 7.50% 2030[11]	1,110	1,428
EQT Corp. 3.625% 2031[7]	400	416
Equinor ASA 3.00% 2027	4,000	4,225
Equinor ASA 3.625% 2028	3,685	4,052
Exxon Mobil Corp. 2.019% 2024	643	659
Exxon Mobil Corp. 2.44% 2029	1,963	2,015
Genesis Energy, LP 6.50% 2025	3,572	3,531
Genesis Energy, LP 6.25% 2026	905	883
Genesis Energy, LP 8.00% 2027	2,690	2,775
Halliburton Company 3.80% 2025	16	17
Harvest Midstream I, LP 7.50% 2028[7]	850	911
Hess Midstream Operations LP 4.25% 2030[7]	960	954
Hess Midstream Partners LP 5.125% 2028[7]	2,155	2,247
Hilcorp Energy I, LP 6.00% 2031[7]	460	477
Kinder Morgan, Inc. 3.60% 2051	3,634	3,663
Marathon Oil Corp. 4.40% 2027	1,005	1,102
MPLX LP 4.125% 2027	500	547
MPLX LP 2.65% 2030	4,273	4,258
MPLX LP 4.50% 2038	750	841
MPLX LP 4.70% 2048	1,101	1,273
MPLX LP 5.50% 2049	4,491	5,749
New Fortress Energy, Inc. 6.50% 2026[7]	235	234
NGL Energy Operating LLC 7.50% 2026[7]	9,015	9,309
NGL Energy Partners LP 6.125% 2025	3,222	2,758
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[7]	4,265	4,655
Oasis Petroleum, Inc. 6.375% 2026[7]	1,865	1,961
ONEOK, Inc. 5.85% 2026	2,469	2,834
ONEOK, Inc. 5.20% 2048	2,500	3,029
Parkland Corp. 4.625% 2030[7]	1,035	1,030
Petróleos Mexicanos 6.875% 2025[7]	3,755	4,107
Petróleos Mexicanos 5.35% 2028	1,870	1,862
Phillips 66 Partners LP 3.55% 2026	160	170
Phillips 66 Partners LP 4.68% 2045	400	471

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Phillips 66 Partners LP 4.90% 2046	$275	$336
Pioneer Natural Resources Company 1.125% 2026	1,053	1,023
Pioneer Natural Resources Company 2.15% 2031	1,669	1,612
Plains All American Pipeline LP 3.80% 2030	113	118
Range Resources Corp. 4.875% 2025	565	584
Range Resources Corp. 8.25% 2029	520	581
Rockcliff Energy II LLC 5.50% 2029[7]	310	320
Rockies Express Pipeline LLC 4.95% 2029[7]	2,689	2,867
SA Global Sukuk, Ltd. 1.602% 2026[7]	13,915	13,717
SA Global Sukuk, Ltd. 2.694% 2031[7]	4,825	4,862
Sabine Pass Liquefaction, LLC 4.50% 2030	4,044	4,566
Schlumberger BV 3.75% 2024[7]	495	520
Schlumberger BV 4.00% 2025[7]	70	75
Southwestern Energy Co. 7.75% 2027	2,450	2,645
Southwestern Energy Co. 8.375% 2028	395	441
Southwestern Energy Co. 5.375% 2029	1,355	1,435
Southwestern Energy Co. 5.375% 2030	1,945	2,087
Southwestern Energy Co. 4.75% 2032	960	1,013
Statoil ASA 3.25% 2024	2,850	3,005
Statoil ASA 4.25% 2041	2,000	2,412
Suncor Energy, Inc. 3.10% 2025	3,687	3,856
Suncor Energy, Inc. 3.75% 2051	142	153
Sunoco Logistics Operating Partners LP 5.40% 2047	650	764
Sunoco LP 4.50% 2029	1,050	1,068
Sunoco LP 4.50% 2030[7]	1,255	1,288
Targa Resources Partners LP 5.50% 2030	2,260	2,473
Targa Resources Partners LP 4.875% 2031	1,665	1,811
Targa Resources Partners LP 4.00% 2032[7]	1,750	1,832
Teekay Offshore Partners LP 8.50% 2023[3,4,7]	3,550	3,231
Total SE 2.986% 2041	4,544	4,613
TransCanada PipeLines, Ltd. 4.25% 2028	1,090	1,217
TransCanada PipeLines, Ltd. 4.10% 2030	1,821	2,033
TransCanada PipeLines, Ltd. 4.75% 2038	2,000	2,394
TransCanada PipeLines, Ltd. 4.875% 2048	700	892
Valero Energy Corp. 4.00% 2029	4,000	4,357
Venture Global Calcasieu Pass, LLC 4.125% 2031[7]	840	892
Weatherford International, Ltd. 11.00% 2024[7]	1,196	1,233
Weatherford International, Ltd. 6.50% 2028[7]	2,380	2,522
Weatherford International, Ltd. 8.625% 2030[7]	4,355	4,528
Western Gas Partners LP 4.50% 2028	4,468	4,873
Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[11]	1,925	2,120
Williams Companies, Inc. 3.50% 2030	6,129	6,522
Williams Partners LP 4.30% 2024	85	90
		258,565

Health care 0.73%
Abbott Laboratories 3.75% 2026	1,811	2,003
AbbVie, Inc. 2.60% 2024	3,000	3,115
AbbVie, Inc. 3.80% 2025	206	219
AbbVie, Inc. 2.95% 2026	1,445	1,524
AdaptHealth, LLC 5.125% 2030[7]	830	846
AmerisourceBergen Corp. 0.737% 2023	2,918	2,911
Amgen, Inc. 2.20% 2027	2,429	2,488
Anthem, Inc. 2.375% 2025	818	844
AstraZeneca Finance LLC 1.20% 2026	3,786	3,741
AstraZeneca Finance LLC 1.75% 2028	1,871	1,862
AstraZeneca Finance LLC 2.25% 2031	146	147
AstraZeneca PLC 3.375% 2025	1,140	1,225
AstraZeneca PLC 3.00% 2051	573	602
Bausch Health Companies, Inc. 4.875% 2028[7]	2,125	2,171

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Bausch Health Companies, Inc. 5.00% 2028[7]	$1,735	$1,599
Bausch Health Companies, Inc. 5.25% 2031[7]	3,910	3,442
Baxter International, Inc. 1.322% 2024[7]	7,109	7,103
Baxter International, Inc. 1.915% 2027[7]	4,739	4,759
Baxter International, Inc. 2.272% 2028[7]	3,180	3,206
Bayer US Finance II LLC 3.875% 2023[7]	1,685	1,762
Becton, Dickinson and Company 3.363% 2024	198	207
Boston Scientific Corp. 3.45% 2024	715	748
Boston Scientific Corp. 3.85% 2025	1,780	1,915
Boston Scientific Corp. 3.75% 2026	645	694
Boston Scientific Corp. 4.00% 2029	1,550	1,723
Centene Corp. 4.25% 2027	565	590
Centene Corp. 2.45% 2028	1,325	1,307
Centene Corp. 4.625% 2029	4,785	5,169
Centene Corp. 3.00% 2030	5,865	5,972
Cigna Corp. 3.75% 2023	245	255
Cigna Corp. 4.80% 2038	2,692	3,317
CVS Health Corp. 4.30% 2028	588	660
DaVita, Inc. 4.625% 2030[7]	1,025	1,051
Eli Lilly and Company 3.375% 2029	1,353	1,492
Endo International PLC 5.75% 2022[7]	6,945	6,329
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[7]	560	550
GlaxoSmithKline PLC 3.625% 2025	3,585	3,864
HCA, Inc. 5.375% 2025	515	567
HCA, Inc. 3.50% 2030	4,050	4,288
Jazz Securities DAC 4.375% 2029[7]	1,975	2,048
Medtronic, Inc. 3.50% 2025	467	498
Merck & Co., Inc. 1.90% 2028	2,611	2,625
Merck & Co., Inc. 2.15% 2031	2,309	2,317
Merck & Co., Inc. 2.75% 2051	1,103	1,094
Molina Healthcare, Inc. 3.875% 2030[7]	2,899	3,012
Molina Healthcare, Inc. 3.875% 2032[7]	1,820	1,834
Novant Health, Inc. 3.168% 2051	3,750	3,945
Novartis Capital Corp. 1.75% 2025	1,250	1,268
Novartis Capital Corp. 2.00% 2027	2,386	2,426
Owens & Minor, Inc. 4.375% 2024	5,615	5,974
Owens & Minor, Inc. 4.50% 2029[7]	3,685	3,782
Par Pharmaceutical, Inc. 7.50% 2027[7]	7,828	8,011
Pfizer, Inc. 2.95% 2024	825	859
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[3,4,12,13,15]	4,649	4,649
Shire PLC 2.875% 2023	3,413	3,512
Summa Health 3.511% 2051	1,655	1,750
Tenet Healthcare Corp. 4.875% 2026[7]	13,225	13,604
Tenet Healthcare Corp. 4.25% 2029[7]	2,060	2,096
Tenet Healthcare Corp. 4.375% 2030[7]	1,925	1,954
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,606
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,935	2,073
Teva Pharmaceutical Finance Co. BV 3.15% 2026	17,790	16,751
Teva Pharmaceutical Finance Co. BV 5.125% 2029	5,895	5,789
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	3,005
Thermo Fisher Scientific, Inc. 1.75% 2028	2,252	2,239
Thermo Fisher Scientific, Inc. 2.00% 2031	5,159	5,088
UnitedHealth Group, Inc. 1.15% 2026	2,610	2,584
UnitedHealth Group, Inc. 2.30% 2031	2,286	2,328
UnitedHealth Group, Inc. 3.05% 2041	3,875	4,061
UnitedHealth Group, Inc. 3.25% 2051	2,504	2,714
Valeant Pharmaceuticals International, Inc. 6.125% 2025[7]	7,602	7,753
Zimmer Holdings, Inc. 3.15% 2022	4,070	4,078
		224,594

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.60%
Alphabet, Inc. 1.998% 2026	$3,000	$3,095
Alphabet, Inc. 1.90% 2040	1,375	1,255
Alphabet, Inc. 2.25% 2060	1,265	1,131
AT&T, Inc. 2.25% 2032	1,000	967
AT&T, Inc. 2.55% 2033	1,348	1,320
AT&T, Inc. 3.30% 2052	1,825	1,792
AT&T, Inc. 3.50% 2053	6,050	6,115
AT&T, Inc. 3.55% 2055	1,125	1,131
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	551
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[7]	3,500	3,588
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[7]	2,500	2,604
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	3,996	3,959
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[7]	4,075	4,119
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,376
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	2,710	2,792
Comcast Corp. 2.35% 2027	4,000	4,146
Comcast Corp. 3.20% 2036	375	401
Comcast Corp. 3.90% 2038	250	283
Comcast Corp. 2.80% 2051	791	764
Comcast Corp. 2.887% 2051[7]	2,571	2,493
CSC Holdings, LLC 3.375% 2031[7]	1,875	1,759
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,709
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[7]	2,205	2,261
Embarq Corp. 7.995% 2036	4,575	5,132
Fox Corp. 4.03% 2024	1,120	1,183
Frontier Communications Corp. 5.875% 2027[7]	2,225	2,356
Frontier Communications Corp. 5.00% 2028[7]	5,550	5,727
Frontier Communications Corp. 6.75% 2029[7]	3,550	3,697
Frontier Communications Holdings, LLC 5.875% 2029	1,850	1,853
Frontier Communications Holdings, LLC 6.00% 2030[7]	1,900	1,913
Gray Escrow II, Inc. 5.375% 2031[7]	900	928
iHeartCommunications, Inc. 5.25% 2027[7]	3,093	3,220
Intelsat Jackson Holding Co. 8.00% 2024[7]	7,275	7,398
Intelsat Jackson Holding Co. 8.50% 2024[7,14]	845	388
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[12,13]	1,727	1,733
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[12]	1,400	1,403
Ligado Networks LLC 15.50% PIK 2023[7,15]	2,583	2,096
Live Nation Entertainment, Inc. 3.75% 2028[7]	1,350	1,343
Midas OpCo Holdings LLC 5.625% 2029[7]	3,205	3,286
News Corp. 3.875% 2029[7]	875	885
Nexstar Broadcasting, Inc. 4.75% 2028[7]	3,175	3,240
SBA Tower Trust 1.631% 2026[7]	8,707	8,577
Scripps Escrow II, Inc. 3.875% 2029[7]	2,325	2,326
Sinclair Television Group, Inc. 4.125% 2030[7]	1,175	1,115
Sirius XM Radio, Inc. 4.00% 2028[7]	3,075	3,098
Sirius XM Radio, Inc. 4.125% 2030[7]	950	952
Sirius XM Radio, Inc. 3.875% 2031[7]	1,975	1,940
Sprint Corp. 7.625% 2026	3,625	4,357
Sprint Corp. 6.875% 2028	7,550	9,563
TEGNA, Inc. 4.75% 2026[7]	2,350	2,447
TEGNA, Inc. 5.00% 2029	1,500	1,536
T-Mobile US, Inc. 1.50% 2026	500	494
T-Mobile US, Inc. 2.05% 2028	325	323
T-Mobile US, Inc. 3.375% 2029[7]	2,200	2,246
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[7]	13,597	13,288
Univision Communications, Inc. 6.625% 2027[7]	5,800	6,255
Univision Communications, Inc. 4.50% 2029[7]	3,475	3,516
Verizon Communications, Inc. 2.10% 2028	1,835	1,840
Verizon Communications, Inc. 2.875% 2050	2,500	2,379
Virgin Media O2 4.25% 2031[7]	5,025	4,933

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Virgin Media Secured Finance PLC 4.50% 2030[7]	$2,115	$2,132
VMED O2 UK Financing I PLC 4.75% 2031[7]	225	228
Vodafone Group PLC 4.375% 2028	350	394
Vodafone Group PLC 5.25% 2048	500	653
Vodafone Group PLC 4.25% 2050	4,350	5,034
Ziggo Bond Co. BV 5.125% 2030[7]	1,775	1,787
Ziggo Bond Finance BV 4.875% 2030[7]	725	745
		184,550

Consumer discretionary 0.59%
Allied Universal Holdco LLC 4.625% 2028[7]	1,660	1,662
Amazon.com, Inc. 2.70% 2060	2,765	2,673
American Honda Finance Corp. 3.50% 2028	750	820
Asbury Automotive Group, Inc. 4.625% 2029[7]	640	653
Atlas LuxCo 4 SARL 4.625% 2028[7]	1,065	1,047
Bayerische Motoren Werke AG 2.25% 2023[7]	300	307
Bayerische Motoren Werke AG 3.45% 2023[7]	1,870	1,929
Bayerische Motoren Werke AG 0.80% 2024[7]	1,532	1,523
Caesars Entertainment, Inc. 6.25% 2025[7]	2,815	2,958
Carnival Corp. 4.00% 2028[7]	3,875	3,854
Carvana Co. 5.625% 2025[7]	600	601
Carvana Co. 5.50% 2027[7]	2,496	2,474
Carvana Co. 5.875% 2028[7]	3,474	3,466
Carvana Co. 4.875% 2029[7]	2,150	2,051
Daimler Trucks Finance North America, LLC 2.00% 2026[7]	2,400	2,412
Daimler Trucks Finance North America, LLC 2.375% 2028[7]	1,350	1,357
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[7]	1,300	1,266
Ford Motor Credit Company LLC 3.375% 2025	4,475	4,655
Ford Motor Credit Company LLC 5.125% 2025	8,355	9,097
Ford Motor Credit Company LLC 2.70% 2026	2,110	2,131
Ford Motor Credit Company LLC 4.542% 2026	2,455	2,669
Ford Motor Credit Company LLC 3.815% 2027	250	265
General Motors Financial Co. 3.50% 2024	4,145	4,354
General Motors Financial Co. 4.30% 2025	400	432
General Motors Financial Co. 2.70% 2027	467	475
Hanesbrands, Inc. 4.875% 2026[7]	2,700	2,889
Hilton Grand Vacations Borrower 5.00% 2029[7]	3,580	3,675
Hilton Worldwide Holdings, Inc. 4.00% 2031[7]	1,885	1,930
Home Depot, Inc. 1.50% 2028	3,000	2,963
Home Depot, Inc. 3.90% 2028	825	930
Home Depot, Inc. 2.95% 2029	4,000	4,265
Home Depot, Inc. 1.875% 2031	3,000	2,954
Home Depot, Inc. 4.25% 2046	2,000	2,495
Home Depot, Inc. 4.50% 2048	428	555
Hyundai Capital America 3.25% 2022[7]	480	489
Hyundai Capital America 1.00% 2024[7]	3,025	2,975
Hyundai Capital America 1.50% 2026[7]	850	827
Hyundai Capital America 1.65% 2026[7]	3,075	3,017
Hyundai Capital America 2.375% 2027[7]	2,579	2,567
Hyundai Capital America 2.10% 2028[7]	3,075	2,990
International Game Technology PLC 6.50% 2025[7]	3,555	3,862
International Game Technology PLC 5.25% 2029[7]	5,675	6,022
Kontoor Brands, Inc. 4.125% 2029[7]	910	912
Lithia Motors, Inc. 3.875% 2029[7]	675	690
Lithia Motors, Inc. 4.375% 2031[7]	1,025	1,096
Lowe’s Companies, Inc. 1.70% 2030	966	919
Marriott International, Inc. 2.75% 2033	2,500	2,428
Melco International Development, Ltd. 5.75% 2028[7]	1,485	1,495
MGM Growth Properties LLC 5.625% 2024	775	829
MGM Growth Properties LLC 4.625% 2025[7]	1,050	1,121

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
MGM Growth Properties LLC 3.875% 2029[7]	$2,225	$2,339
MGM Resorts International 4.50% 2026	600	646
Neiman Marcus Group, LLC 7.125% 2026[7]	1,345	1,430
Penske Automotive Group, Inc., 3.75% 2029	1,375	1,365
Premier Entertainment Sub LLC 5.625% 2029[7]	1,690	1,679
Premier Entertainment Sub LLC 5.875% 2031[7]	1,690	1,698
Royal Caribbean Cruises, Ltd. 11.50% 2025[7]	2,023	2,268
Royal Caribbean Cruises, Ltd. 4.25% 2026[7]	3,120	3,025
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	2,705	2,768
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[7]	1,347	1,436
Sands China, Ltd. 2.30% 2027[7]	2,075	1,956
Scientific Games Corp. 8.25% 2026[7]	6,905	7,276
Scientific Games Corp. 7.25% 2029[7]	1,615	1,803
Sonic Automotive, Inc. 4.625% 2029[7]	2,435	2,462
Stellantis Finance US, Inc. 1.711% 2027[7]	2,200	2,164
Stellantis Finance US, Inc. 2.691% 2031[7]	2,150	2,117
Tempur Sealy International, Inc. 4.00% 2029[7]	1,070	1,090
Tempur Sealy International, Inc. 3.875% 2031[7]	1,205	1,209
The Gap, Inc. 3.625% 2029[7]	486	481
The Gap, Inc. 3.875% 2031[7]	323	319
Toyota Motor Credit Corp. 0.80% 2026	2,265	2,204
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,609
Travel + Leisure Co. 4.50% 2029[7]	2,100	2,121
VICI Properties LP 4.625% 2029[7]	995	1,061
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[7]	1,100	1,118
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[7]	450	465
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[7]	3,100	3,284
Volkswagen Group of America Finance, LLC 4.25% 2023[7]	3,770	3,983
Volkswagen Group of America Finance, LLC 4.625% 2025[7]	3,845	4,239
Volkswagen Group of America Finance, LLC 3.20% 2026[7]	3,201	3,370
Wyndham Destinations, Inc. 4.625% 2030[7]	1,300	1,310
Wyndham Worldwide Corp. 4.375% 2028[7]	2,255	2,326
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[7]	2,193	2,212
		179,859

Industrials 0.55%
ADT Security Corp. 4.125% 2029[7]	1,630	1,609
Allison Transmission Holdings, Inc. 3.75% 2031[7]	3,965	3,873
Associated Materials, LLC 9.00% 2025[7]	3,749	4,015
Avis Budget Car Rental, LLC 5.75% 2027[7]	1,025	1,067
Avis Budget Group, Inc. 5.375% 2029[7]	2,450	2,588
Avolon Holdings Funding, Ltd. 3.625% 2022[7]	1,254	1,262
Avolon Holdings Funding, Ltd. 3.95% 2024[7]	1,587	1,664
Avolon Holdings Funding, Ltd. 4.25% 2026[7]	1,126	1,194
Avolon Holdings Funding, Ltd. 4.375% 2026[7]	1,975	2,118
Boeing Company 4.875% 2025	1,555	1,703
Boeing Company 3.10% 2026	251	262
Boeing Company 3.25% 2028	4,000	4,171
Boeing Company 5.15% 2030	1,100	1,283
Boeing Company 3.625% 2031	2,950	3,149
Boeing Company 3.60% 2034	6,250	6,559
Boeing Company 5.805% 2050	4,000	5,427
Bombardier, Inc. 7.50% 2024[7]	950	991
Bombardier, Inc. 7.125% 2026[7]	2,900	3,012
Bombardier, Inc. 7.875% 2027[7]	5,245	5,446
Bombardier, Inc. 6.00% 2028[7]	1,010	1,015
Burlington Northern Santa Fe LLC 4.40% 2042	5,000	6,105
BWX Technologies, Inc. 4.125% 2029[7]	1,025	1,039
Canadian National Railway Company 3.20% 2046	930	975
Canadian Pacific Railway, Ltd. 1.75% 2026	1,385	1,391

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Canadian Pacific Railway, Ltd. 2.45% 2031	$1,738	$1,774
Canadian Pacific Railway, Ltd. 3.10% 2051	1,829	1,884
Clarivate Science Holdings Corp. 3.875% 2028[7]	590	594
Clarivate Science Holdings Corp. 4.875% 2029[7]	520	528
CoreLogic, Inc. 4.50% 2028[7]	6,075	6,061
Covert Mergeco, Inc. 4.875% 2029[7]	680	691
CSX Corp. 4.25% 2029	1,062	1,195
CSX Corp. 4.30% 2048	1,125	1,377
CSX Corp. 2.50% 2051	1,125	1,043
General Electric Capital Corp. 4.418% 2035	649	776
Honeywell International, Inc. 2.30% 2024	2,640	2,729
Honeywell International, Inc. 1.35% 2025	5,947	5,975
Honeywell International, Inc. 2.70% 2029	1,470	1,541
Icahn Enterprises Finance Corp. 4.75% 2024	2,090	2,171
L3Harris Technologies, Inc. 1.80% 2031	2,625	2,509
LSC Communications, Inc. 8.75% 2023[3,4,7,14]	4,063	39
Masco Corp. 1.50% 2028	774	750
Masco Corp. 2.00% 2031	497	477
Masco Corp. 3.125% 2051	230	229
MasTec, Inc. 4.50% 2028[7]	1,425	1,482
Meritor, Inc. 4.50% 2028[7]	1,025	1,029
Norfolk Southern Corp. 3.05% 2050	2,746	2,805
Northrop Grumman Corp. 2.93% 2025	1,820	1,897
Northrop Grumman Corp. 3.25% 2028	3,495	3,744
Otis Worldwide Corp. 2.293% 2027	2,135	2,177
Raytheon Technologies Corp. 1.90% 2031	2,615	2,526
Raytheon Technologies Corp. 2.82% 2051	3,000	2,904
Roller Bearing Company of America, Inc. 4.375% 2029[7]	195	199
Rolls-Royce PLC 5.75% 2027[7]	765	847
Siemens AG 1.20% 2026[7]	3,887	3,827
Siemens AG 1.70% 2028[7]	3,700	3,671
SkyMiles IP, Ltd. 4.75% 2028[7]	3,475	3,797
The Brink’s Co. 4.625% 2027[7]	2,385	2,459
TransDigm, Inc. 6.25% 2026[7]	3,476	3,617
TransDigm, Inc. 5.50% 2027	2,200	2,270
Triumph Group, Inc. 6.25% 2024[7]	970	977
Triumph Group, Inc. 8.875% 2024[7]	1,002	1,094
Triumph Group, Inc. 7.75% 2025[7]	875	869
Union Pacific Corp. 3.15% 2024	1,133	1,182
Union Pacific Corp. 2.15% 2027	2,318	2,382
Union Pacific Corp. 2.40% 2030	2,414	2,463
Union Pacific Corp. 2.375% 2031	650	663
Union Pacific Corp. 2.891% 2036	1,650	1,732
Union Pacific Corp. 2.95% 2052	4,719	4,787
Union Pacific Corp. 3.75% 2070	546	621
Union Pacific Corp. 3.799% 2071	545	633
United Airlines Holdings, Inc. 6.50% 2027[7]	2,200	2,352
United Airlines, Inc. 4.625% 2029[7]	2,225	2,299
United Rentals, Inc. 3.875% 2031	2,050	2,084
United Technologies Corp. 3.65% 2023	52	54
United Technologies Corp. 3.95% 2025	3,155	3,424
United Technologies Corp. 4.125% 2028	1,075	1,204
Vertical U.S. Newco, Inc. 5.25% 2027[7]	2,000	2,105
Vinci SA 3.75% 2029[7]	1,167	1,276
WESCO Distribution, Inc. 7.125% 2025[7]	1,210	1,284
		166,997

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.49%
AEP Transmission Co. LLC 3.75% 2047	$2,390	$2,696
Ameren Corp. 2.50% 2024	969	996
American Electric Power Company, Inc. 2.95% 2022	3,020	3,069
Calpine Corp. 3.75% 2031[7]	1,975	1,906
CenterPoint Energy, Inc. 3.85% 2024	1,638	1,717
Comisión Federal de Electricidad 4.75% 2027[7]	645	715
Commonwealth Edison Co. 4.35% 2045	1,085	1,320
Commonwealth Edison Co. 4.00% 2048	2,600	3,044
Consolidated Edison Company of New York, Inc. 3.60% 2061	5,380	5,694
Consumers Energy Co. 4.05% 2048	3,017	3,608
Dominion Resources, Inc. 2.85% 2026	750	783
Dominion Resources, Inc., junior subordinated, 3.071% 2024[11]	1,775	1,838
Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,396
Duke Energy Florida, LLC 3.20% 2027	1,445	1,538
Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,272
Duke Energy Progress, LLC 3.70% 2046	457	512
Duke Energy Progress, LLC 2.50% 2050	202	187
Duke Energy Progress, LLC 2.90% 2051	91	90
Edison International 3.55% 2024	2,200	2,303
EDP Finance BV 3.625% 2024[7]	4,100	4,305
Electricité de France SA 4.75% 2035[7]	1,250	1,476
Electricité de France SA 4.875% 2038[7]	2,750	3,337
Electricité de France SA 5.60% 2040	525	691
Emera US Finance LP 3.55% 2026	320	341
Enersis Américas SA 4.00% 2026	245	261
Entergy Corp. 2.80% 2030	3,325	3,388
Entergy Texas, Inc. 1.75% 2031	3,650	3,427
Eversource Energy 3.80% 2023	2,730	2,867
Exelon Corp., junior subordinated, 3.497% 2022[11]	1,075	1,085
FirstEnergy Corp. 3.40% 2050	6,975	6,853
FirstEnergy Transmission LLC 2.866% 2028[7]	675	677
Northern States Power Co. 4.125% 2044	6,000	7,186
NRG Energy, Inc. 3.625% 2031[7]	2,600	2,539
Pacific Gas and Electric Co. 1.75% 2022	1,575	1,575
Pacific Gas and Electric Co. 2.10% 2027	125	121
Pacific Gas and Electric Co. 2.50% 2031	4,750	4,530
Pacific Gas and Electric Co. 3.30% 2040	100	93
Pacific Gas and Electric Co. 4.20% 2041	9,100	9,174
Pacific Gas and Electric Co. 3.50% 2050	2,500	2,322
PacifiCorp, First Mortgage Bonds, 4.125% 2049	4,000	4,624
PG&E Corp. 5.00% 2028	3,750	3,951
PG&E Corp. 5.25% 2030	3,400	3,572
Public Service Company of Colorado 1.875% 2031	2,775	2,701
Public Service Electric and Gas Co. 3.60% 2047	548	617
Public Service Electric and Gas Co. 3.15% 2050	2,451	2,577
Public Service Enterprise Group, Inc. 2.65% 2022	1,900	1,927
Southern California Edison Co. 2.85% 2029	4,450	4,608
Southern California Edison Co. 6.00% 2034	2,500	3,247
Southern California Edison Co. 5.35% 2035	3,000	3,741
Southern California Edison Co. 5.75% 2035	675	870
Southern California Edison Co. 4.00% 2047	456	504
Southern California Edison Co. 3.65% 2050	3,652	3,874
Talen Energy Corp. 7.25% 2027[7]	4,775	4,231
Talen Energy Supply, LLC 7.625% 2028[7]	3,030	2,701
Union Electric Co. 2.625% 2051	5,625	5,407
Venture Global Calcasieu Pass, LLC 3.875% 2029[7]	1,030	1,070
Virginia Electric and Power Co. 3.80% 2028	2,000	2,191
Virginia Electric and Power Co. 4.60% 2048	2,650	3,389
Xcel Energy, Inc. 2.60% 2029	1,950	1,995
		148,729

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.43%
Alcoa Netherlands Holding BV 4.125% 2029[7]	$950	$980
Allegheny Technologies, Inc. 4.875% 2029	490	491
Allegheny Technologies, Inc. 5.125% 2031	875	883
Anglo American Capital PLC 2.25% 2028[7]	484	476
Anglo American Capital PLC 2.625% 2030[7]	5,000	4,909
Anglo American Capital PLC 3.95% 2050[7]	2,281	2,428
Arconic Rolled Products Corp. 6.125% 2028[7]	750	799
Ball Corp. 3.125% 2031	3,520	3,481
Canpack SA / Canpack US, LLC 3.875% 2029[7]	935	914
Chevron Phillips Chemical Co. LLC 3.30% 2023[7]	595	613
Cleveland-Cliffs, Inc. 5.875% 2027	10,500	10,944
Cleveland-Cliffs, Inc. 4.625% 2029[7]	1,825	1,864
Cleveland-Cliffs, Inc. 4.875% 2031[7]	2,051	2,134
CVR Partners LP 9.25% 2023[7]	236	238
CVR Partners LP 6.125% 2028[7]	745	787
Dow Chemical Co. 3.625% 2026	1,884	2,032
Dow Chemical Co. 3.60% 2050	1,328	1,442
First Quantum Minerals, Ltd. 6.50% 2024[7]	3,704	3,754
First Quantum Minerals, Ltd. 7.50% 2025[7]	11,350	11,690
First Quantum Minerals, Ltd. 6.875% 2026[7]	3,625	3,770
First Quantum Minerals, Ltd. 6.875% 2027[7]	3,240	3,491
Freeport-McMoRan, Inc. 4.25% 2030	2,125	2,245
FXI Holdings, Inc. 7.875% 2024[7]	726	740
FXI Holdings, Inc. 12.25% 2026[7]	4,392	4,947
Glencore Funding LLC 4.125% 2024[7]	945	994
Hexion, Inc. 7.875% 2027[7]	2,045	2,159
International Flavors & Fragrances, Inc. 1.832% 2027[7]	5,400	5,305
International Flavors & Fragrances, Inc. 3.468% 2050[7]	2,285	2,399
International Paper Co. 7.30% 2039	2,005	3,078
Joseph T. Ryerson & Son, Inc. 8.50% 2028[7]	765	833
LSB Industries, Inc. 6.25% 2028[7]	860	896
LYB International Finance III, LLC 2.25% 2030	1,198	1,193
LYB International Finance III, LLC 3.375% 2040	5,848	6,104
LYB International Finance III, LLC 3.625% 2051	5,787	6,141
LYB International Finance III, LLC 3.80% 2060	1,186	1,257
Methanex Corp. 5.125% 2027	6,000	6,306
Mosaic Co. 3.25% 2022	1,125	1,147
Mosaic Co. 4.05% 2027	1,050	1,160
Nova Chemicals Corp. 4.25% 2029[7]	1,875	1,885
Novelis Corp. 3.875% 2031[7]	1,115	1,110
Praxair, Inc. 1.10% 2030	2,938	2,748
Rio Tinto Finance (USA), Ltd. 2.75% 2051	1,837	1,825
SCIH Salt Holdings, Inc. 4.875% 2028[7]	1,185	1,139
SCIH Salt Holdings, Inc. 6.625% 2029[7]	1,230	1,152
Sherwin-Williams Company 2.75% 2022	29	29
Sherwin-Williams Company 3.125% 2024	275	287
Sherwin-Williams Company 3.80% 2049	5,208	5,882
Venator Materials Corp. 5.75% 2025[7]	5,845	5,617
Venator Materials Corp. 9.50% 2025[7]	1,495	1,636
Warrior Met Coal, Inc. 7.875% 2028[7]	2,900	2,977
Westlake Chemical Corp. 4.375% 2047	500	589
		131,900

Real estate 0.41%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	341
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,348
Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,003
Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,423
Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	3,854
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	531

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
American Campus Communities, Inc. 3.75% 2023	$3,055	$3,139
American Campus Communities, Inc. 4.125% 2024	2,075	2,218
American Campus Communities, Inc. 3.625% 2027	9,545	10,205
American Campus Communities, Inc. 3.875% 2031	331	367
American Tower Corp. 1.45% 2026	2,369	2,321
American Tower Corp. 1.60% 2026	2,347	2,325
American Tower Corp. 3.55% 2027	1,425	1,523
American Tower Corp. 1.50% 2028	2,500	2,394
American Tower Corp. 3.60% 2028	1,000	1,078
American Tower Corp. 2.30% 2031	3,249	3,159
American Tower Corp. 2.95% 2051	3,250	3,087
Brandywine Operating Partnership LP 3.95% 2023	1,070	1,096
Brookfield Property REIT, Inc. 5.75% 2026[7]	2,575	2,668
Diversified Healthcare Trust 4.375% 2031	2,750	2,645
Equinix, Inc. 1.45% 2026	2,787	2,734
Equinix, Inc. 2.90% 2026	1,144	1,186
Equinix, Inc. 1.80% 2027	1,295	1,275
Equinix, Inc. 1.55% 2028	3,175	3,057
Equinix, Inc. 2.00% 2028	2,234	2,194
Equinix, Inc. 3.20% 2029	1,552	1,633
Equinix, Inc. 2.50% 2031	1,710	1,711
Equinix, Inc. 3.00% 2050	912	875
Equinix, Inc. 3.40% 2052	2,731	2,791
Essex Portfolio LP 3.875% 2024	1,000	1,053
Essex Portfolio LP 3.50% 2025	6,825	7,211
Extra Space Storage, Inc. 2.35% 2032	1,385	1,348
Gaming and Leisure Properties, Inc. 3.35% 2024	1,263	1,309
Host Hotels & Resorts LP 4.50% 2026	355	383
Howard Hughes Corp. 5.375% 2028[7]	1,450	1,546
Howard Hughes Corp. 4.125% 2029[7]	1,860	1,887
Howard Hughes Corp. 4.375% 2031[7]	2,615	2,645
Invitation Homes Operating Partnership LP 2.00% 2031	2,401	2,264
Iron Mountain, Inc. 5.25% 2030[7]	3,785	3,995
Iron Mountain, Inc. 4.50% 2031[7]	2,650	2,683
Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,645	2,709
Kennedy-Wilson Holdings, Inc. 4.75% 2030	1,140	1,157
Kennedy-Wilson Holdings, Inc. 5.00% 2031	2,260	2,331
Park Intermediate Holdings LLC 4.875% 2029[7]	2,280	2,335
Public Storage 2.37% 2022	565	572
Public Storage 0.875% 2026	592	577
Public Storage 1.50% 2026	2,724	2,719
Public Storage 1.85% 2028	2,490	2,487
Public Storage 1.95% 2028	2,027	2,022
Public Storage 2.30% 2031	2,493	2,518
Realogy Corp. 5.75% 2029[7]	2,260	2,320
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[7]	1,300	1,302
RLJ Lodging Trust, LP 4.00% 2029[7]	1,240	1,229
Scentre Group 3.25% 2025[7]	1,000	1,053
Scentre Group 3.50% 2025[7]	3,075	3,240
Scentre Group 3.75% 2027[7]	2,430	2,619
Sun Communities Operating LP 2.30% 2028	1,845	1,844
Sun Communities Operating LP 2.70% 2031	876	870
UDR, Inc. 2.95% 2026	760	791
		126,200

Information technology 0.34%
Adobe, Inc. 1.90% 2025	366	375
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[12,13]	4,150	4,151
Analog Devices, Inc. 1.70% 2028	1,286	1,283
Analog Devices, Inc. 2.10% 2031	1,212	1,216

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Analog Devices, Inc. 2.80% 2041	$2,961	$3,001
Analog Devices, Inc. 2.95% 2051	1,955	2,013
Apple, Inc. 3.00% 2024	625	651
Apple, Inc. 0.70% 2026	2,500	2,451
Apple, Inc. 3.35% 2027	40	43
Apple, Inc. 1.20% 2028	5,000	4,859
Apple, Inc. 1.65% 2031	2,500	2,443
Avaya, Inc. 6.125% 2028[7]	1,600	1,699
Booz Allen Hamilton, Inc. 4.00% 2029[7]	1,000	1,034
Broadcom, Inc. 1.95% 2028[7]	1,407	1,392
Broadcom, Inc. 2.45% 2031[7]	2,452	2,407
Broadcom, Inc. 2.60% 2033[7]	2,524	2,464
Broadcom, Inc. 3.469% 2034[7]	5,181	5,430
Broadcom, Inc. 3.50% 2041[7]	3,948	4,059
Broadcom, Inc. 3.75% 2051[7]	2,604	2,729
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[12,13]	1,325	1,314
Diebold Nixdorf, Inc. 9.375% 2025[7]	5,675	6,117
Diebold, Inc. 8.50% 2024	1,400	1,402
Fidelity National Information Services, Inc. 3.10% 2041	302	306
Fiserv, Inc. 3.50% 2029	1,030	1,109
Fiserv, Inc. 2.65% 2030	7,348	7,465
Gartner, Inc. 4.50% 2028[7]	650	680
Intuit, Inc. 0.95% 2025	1,530	1,509
Intuit, Inc. 1.35% 2027	1,395	1,365
Intuit, Inc. 1.65% 2030	1,845	1,782
Mastercard, Inc. 2.00% 2031	3,874	3,866
Microsoft Corp. 2.921% 2052	4,814	5,124
MoneyGram International, Inc. 5.375% 2026[7]	750	762
Oracle Corp. 3.65% 2041	2,250	2,278
Oracle Corp. 3.95% 2051	1,826	1,899
PayPal Holdings, Inc. 2.65% 2026	2,364	2,483
PayPal Holdings, Inc. 2.30% 2030	2,200	2,237
Sabre GLBL, Inc. 7.375% 2025[7]	728	762
Sabre Holdings Corp. 9.25% 2025[7]	1,197	1,354
salesforce.com, inc. 1.50% 2028	3,200	3,163
salesforce.com, inc. 1.95% 2031	1,625	1,611
salesforce.com, inc. 2.70% 2041	1,875	1,876
Square, Inc. 3.50% 2031[7]	2,325	2,387
Synaptics, Inc. 4.00% 2029[7]	875	889
Unisys Corp. 6.875% 2027[7]	725	786
VeriSign, Inc. 2.70% 2031	625	629
Veritas Holdings, Ltd. 7.50% 2025[7]	2,860	2,964
Viavi Solutions, Inc. 3.75% 2029[7]	725	726
Xerox Corp. 5.00% 2025[7]	2,425	2,573
		105,118

Consumer staples 0.33%
7-Eleven, Inc. 0.80% 2024[7]	1,700	1,681
7-Eleven, Inc. 0.95% 2026[7]	825	800
7-Eleven, Inc. 1.30% 2028[7]	2,500	2,383
Albertsons Companies, Inc. 3.50% 2029[7]	1,385	1,390
Altria Group, Inc. 4.40% 2026	231	255
Altria Group, Inc. 5.80% 2039	2,820	3,395
Altria Group, Inc. 3.40% 2041	1,500	1,386
Altria Group, Inc. 4.50% 2043	3,000	3,116
Altria Group, Inc. 5.95% 2049	490	613
Altria Group, Inc. 3.70% 2051	1,500	1,401
Anheuser-Busch InBev NV 4.00% 2028	845	940
Anheuser-Busch InBev NV 5.45% 2039	5,000	6,555
Anheuser-Busch InBev NV 4.35% 2040	2,500	2,944

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Anheuser-Busch InBev NV 4.60% 2048	$1,500	$1,838
British American Tobacco PLC 3.222% 2024	2,826	2,939
British American Tobacco PLC 3.215% 2026	3,323	3,462
British American Tobacco PLC 4.39% 2037	3,109	3,281
British American Tobacco PLC 4.54% 2047	940	985
Central Garden & Pet Co. 4.125% 2031[7]	1,395	1,404
Coca-Cola Company 1.00% 2028	940	904
Conagra Brands, Inc. 1.375% 2027	4,615	4,411
Constellation Brands, Inc. 3.20% 2023	1,029	1,051
Constellation Brands, Inc. 3.60% 2028	625	675
Constellation Brands, Inc. 2.25% 2031	1,487	1,455
Coty, Inc. 4.75% 2029[7]	1,220	1,242
Imperial Tobacco Finance PLC 3.50% 2023[7]	4,000	4,075
Keurig Dr Pepper, Inc. 4.985% 2038	3,351	4,153
Kimberly-Clark Corp. 3.10% 2030	329	355
Kraft Heinz Company 3.875% 2027	1,475	1,595
Kraft Heinz Company 4.375% 2046	560	657
Kraft Heinz Company 4.875% 2049	3,760	4,732
Kronos Acquisition Holdings, Inc. 5.00% 2026[7]	1,695	1,676
Lamb Weston Holdings, Inc. 4.125% 2030[7]	2,210	2,272
PepsiCo, Inc. 1.95% 2031	3,001	3,003
PepsiCo, Inc. 2.625% 2041	5,000	5,069
PepsiCo, Inc. 2.75% 2051	2,500	2,569
Philip Morris International, Inc. 2.375% 2022	1,960	1,979
Philip Morris International, Inc. 2.625% 2022	1,670	1,672
Philip Morris International, Inc. 2.875% 2024	788	820
Philip Morris International, Inc. 3.25% 2024	2,000	2,117
Philip Morris International, Inc. 0.875% 2026	2,990	2,885
Philip Morris International, Inc. 3.375% 2029	788	850
Philip Morris International, Inc. 1.75% 2030	2,956	2,816
Post Holdings, Inc. 4.625% 2030[7]	2,886	2,945
Prestige Brands International, Inc. 3.75% 2031[7]	1,115	1,083
Reckitt Benckiser Group PLC 2.375% 2022[7]	1,125	1,134
Reynolds American, Inc. 5.85% 2045	2,030	2,472
Simmons Foods, Inc. 4.625% 2029[7]	560	553
		101,988

Total corporate bonds, notes & loans		1,988,931

Mortgage-backed obligations 4.67%
Federal agency mortgage-backed obligations 4.17%
Fannie Mae Pool #AD7072 4.00% 2025[16]	3	3
Fannie Mae Pool #AE3069 4.00% 2025[16]	2	2
Fannie Mae Pool #AE2321 4.00% 2025[16]	1	1
Fannie Mae Pool #AH6431 4.00% 2026[16]	280	295
Fannie Mae Pool #890329 4.00% 2026[16]	45	47
Fannie Mae Pool #AH5618 4.00% 2026[16]	3	3
Fannie Mae Pool #AH0829 4.00% 2026[16]	2	2
Fannie Mae Pool #MA1109 4.00% 2027[16]	4	4
Fannie Mae Pool #MA3653 3.00% 2029[16]	33	35
Fannie Mae Pool #AL8347 4.00% 2029[16]	324	341
Fannie Mae Pool #254767 5.50% 2033[16]	253	287
Fannie Mae Pool #555956 5.50% 2033[16]	165	187
Fannie Mae Pool #BN1085 4.00% 2034[16]	486	512
Fannie Mae Pool #BN3172 4.00% 2034[16]	173	181
Fannie Mae Pool #AS8554 3.00% 2036[16]	7,252	7,616
Fannie Mae Pool #929185 5.50% 2036[16]	412	470
Fannie Mae Pool #893641 6.00% 2036[16]	924	1,071
Fannie Mae Pool #893688 6.00% 2036[16]	200	232
Fannie Mae Pool #907239 6.00% 2036[16]	57	66
Fannie Mae Pool #AD0249 5.50% 2037[16]	137	155

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #190379 5.50% 2037[16]	$69	$79
Fannie Mae Pool #924952 6.00% 2037[16]	989	1,146
Fannie Mae Pool #888292 6.00% 2037[16]	693	804
Fannie Mae Pool #928031 6.00% 2037[16]	83	96
Fannie Mae Pool #888637 6.00% 2037[16]	12	14
Fannie Mae Pool #AD0119 6.00% 2038[16]	1,190	1,381
Fannie Mae Pool #AD0095 6.00% 2038[16]	870	1,009
Fannie Mae Pool #995674 6.00% 2038[16]	403	467
Fannie Mae Pool #AE0021 6.00% 2038[16]	351	408
Fannie Mae Pool #AL7164 6.00% 2038[16]	226	256
Fannie Mae Pool #AB0538 6.00% 2038[16]	147	170
Fannie Mae Pool #995391 6.00% 2038[16]	23	27
Fannie Mae Pool #889983 6.00% 2038[16]	23	26
Fannie Mae Pool #995224 6.00% 2038[16]	10	12
Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
Fannie Mae Pool #AL0013 6.00% 2040[16]	225	261
Fannie Mae Pool #AL0309 6.00% 2040[16]	77	89
Fannie Mae Pool #MA4387 2.00% 2041[16]	8,492	8,632
Fannie Mae Pool #AB4536 6.00% 2041[16]	537	619
Fannie Mae Pool #AL7228 6.00% 2041[16]	304	344
Fannie Mae Pool #AP2131 3.50% 2042[16]	3,668	3,948
Fannie Mae Pool #AU8813 4.00% 2043[16]	2,596	2,886
Fannie Mae Pool #AU9348 4.00% 2043[16]	1,463	1,627
Fannie Mae Pool #AU9350 4.00% 2043[16]	1,214	1,334
Fannie Mae Pool #AL8773 3.50% 2045[16]	6,332	6,826
Fannie Mae Pool #AL8354 3.50% 2045[16]	1,629	1,753
Fannie Mae Pool #BC4764 3.00% 2046[16]	13,533	14,210
Fannie Mae Pool #AS8310 3.00% 2046[16]	431	459
Fannie Mae Pool #AL8522 3.50% 2046[16]	3,405	3,664
Fannie Mae Pool #BD9699 3.50% 2046[16]	1,686	1,804
Fannie Mae Pool #BD9307 4.00% 2046[16]	1,531	1,657
Fannie Mae Pool #BC7611 4.00% 2046[16]	221	240
Fannie Mae Pool #BM1179 3.00% 2047[16]	553	587
Fannie Mae Pool #BE1290 3.50% 2047[16]	2,539	2,716
Fannie Mae Pool #CA0770 3.50% 2047[16]	1,927	2,042
Fannie Mae Pool #MA3211 4.00% 2047[16]	3,617	3,875
Fannie Mae Pool #257036 7.00% 2047[16]	6	7
Fannie Mae Pool #256975 7.00% 2047[16]	2	2
Fannie Mae Pool #FM3278 3.50% 2048[16]	21,298	22,558
Fannie Mae Pool #BK7655 3.931% 2048[13,16]	449	465
Fannie Mae Pool #CA2377 4.00% 2048[16]	8,224	8,762
Fannie Mae Pool #BK6971 4.00% 2048[16]	112	120
Fannie Mae Pool #BK5255 4.00% 2048[16]	17	18
Fannie Mae Pool #MA3277 4.00% 2048[16]	14	15
Fannie Mae Pool #CA2493 4.50% 2048[16]	987	1,061
Fannie Mae Pool #CA4756 3.00% 2049[16]	2,048	2,152
Fannie Mae Pool #BK8767 4.00% 2049[16]	97	105
Fannie Mae Pool #CB2375 2.50% 2051[16]	8,608	8,854
Fannie Mae Pool #CB2319 2.50% 2051[16]	209	216
Fannie Mae Pool #CB2372 2.50% 2051[16]	100	103
Fannie Mae Pool #BT9510 2.50% 2051[16]	100	103
Fannie Mae Pool #BT9483 2.50% 2051[16]	100	103
Fannie Mae Pool #FM8453 3.00% 2051[16]	5,445	5,768
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	102	116
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	29	34
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[13,16]	808	815
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	547	549
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	59	59
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.123% 2023[13,16]	4,068	4,183
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[13,16]	2,921	3,038
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[13,16]	5,268	5,474

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.489% 2024[13,16]	$2,456	$2,555
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.466% 2026[13,16]	8,957	9,340
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[13,16]	2,891	3,063
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	51	46
Freddie Mac Pool #C91912 3.00% 2037[16]	13,210	13,890
Freddie Mac Pool #G03978 5.00% 2038[16]	516	585
Freddie Mac Pool #G04553 6.50% 2038[16]	62	70
Freddie Mac Pool #G08347 4.50% 2039[16]	82	90
Freddie Mac Pool #C03518 5.00% 2040[16]	702	789
Freddie Mac Pool #Q05807 4.00% 2042[16]	2,034	2,236
Freddie Mac Pool #Q23185 4.00% 2043[16]	1,551	1,725
Freddie Mac Pool #Q23190 4.00% 2043[16]	944	1,034
Freddie Mac Pool #760014 2.843% 2045[13,16]	239	248
Freddie Mac Pool #Q37988 4.00% 2045[16]	7,064	7,738
Freddie Mac Pool #G60344 4.00% 2045[16]	6,100	6,717
Freddie Mac Pool #Z40130 3.00% 2046[16]	5,192	5,515
Freddie Mac Pool #Q41090 4.50% 2046[16]	344	375
Freddie Mac Pool #Q41909 4.50% 2046[16]	338	366
Freddie Mac Pool #760015 2.627% 2047[13,16]	581	599
Freddie Mac Pool #Q46021 3.50% 2047[16]	1,181	1,258
Freddie Mac Pool #SI2002 4.00% 2048[16]	3,139	3,356
Freddie Mac Pool #SD7507 3.00% 2049[16]	2,269	2,388
Freddie Mac Pool #SD7528 2.00% 2050[16]	20,064	20,116
Freddie Mac Pool #SD7545 2.50% 2051[16]	7,793	8,046
Freddie Mac Pool #RA6483 2.50% 2051[16]	7,454	7,675
Freddie Mac Pool #QD3220 2.50% 2051[16]	100	103
Freddie Mac Pool #RA5971 3.00% 2051[16]	7,519	7,929
Freddie Mac, Series T041, Class 3A, 4.718% 2032[13,16]	208	227
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,452
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,254
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[13,16]	9,778	10,541
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	10,545
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	7,868
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,132
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,670
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	6,325	6,534
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[13,16]	6,251	6,449
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[13,16]	3,128	3,226
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[13,16]	1,358	1,404
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[13,16]	1,066	1,121
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	2,318	2,405
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,256	2,386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	882	938
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	11,751	12,263
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	6,547	6,762
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	2,621	2,704
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	3,395	3,505
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	5,162	5,368

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency mortgage-backed obligations (continued)
Mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	$2,455	$2,600
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.402% 2027[13,16]	473	481
Government National Mortgage Assn. 2.00% 2052[16,17]	63,224	63,799
Government National Mortgage Assn. 2.00% 2052[16,17]	16,310	16,429
Government National Mortgage Assn. 2.50% 2052[16,17]	4,876	4,973
Government National Mortgage Assn. 2.50% 2052[16,17]	990	1,014
Government National Mortgage Assn. 3.00% 2052[16,17]	35,782	37,025
Government National Mortgage Assn. 3.50% 2052[16,17]	26,752	27,858
Government National Mortgage Assn. 4.00% 2052[16,17]	9,238	9,728
Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	628	666
Government National Mortgage Assn. Pool #MA5652 4.50% 2048[16]	489	518
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	7,322	7,727
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	940	991
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	13,796	14,585
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	4,622	4,886
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	3,048	3,222
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[16]	839	888
Government National Mortgage Assn. Pool #MA6602 4.50% 2050[16]	293	310
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[16]	28,849	29,893
Government National Mortgage Assn. Pool #MA7259 4.50% 2051[16]	2,634	2,797
Government National Mortgage Assn. Pool #MA7316 4.50% 2051[16]	766	813
Uniform Mortgage-Backed Security 1.50% 2037[16,17]	11,973	11,985
Uniform Mortgage-Backed Security 1.50% 2037[16,17]	7,822	7,844
Uniform Mortgage-Backed Security 2.00% 2037[16,17]	27,501	28,161
Uniform Mortgage-Backed Security 2.00% 2037[16,17]	24,668	25,217
Uniform Mortgage-Backed Security 2.50% 2037[16,17]	638	659
Uniform Mortgage-Backed Security 3.00% 2037[16,17]	16,342	17,088
Uniform Mortgage-Backed Security 2.00% 2052[16,17]	133,694	132,713
Uniform Mortgage-Backed Security 2.00% 2052[16,17]	12,473	12,408
Uniform Mortgage-Backed Security 2.50% 2052[16,17]	105,086	106,716
Uniform Mortgage-Backed Security 2.50% 2052[16,17]	40,552	41,273
Uniform Mortgage-Backed Security 3.00% 2052[16,17]	162,650	168,512
Uniform Mortgage-Backed Security 3.50% 2052[16,17]	85,313	89,818
Uniform Mortgage-Backed Security 4.00% 2052[16,17]	10,520	11,190
Uniform Mortgage-Backed Security 4.50% 2052[16,17]	41,792	44,776
		1,280,828

Commercial mortgage-backed securities 0.33%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	2,968
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.96% 2036[7,13,16]	2,000	2,001
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,080
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	2,983
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 0.95% 2026[7,13,16]	5,254	5,255
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 0.699% 2034[7,13,16]	5,954	5,893
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[7,13,16]	4,505	4,496
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[7,13,16]	7,968	7,965
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[7,13,16]	679	676
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 1.407% 2036[7,13,16]	5,968	5,964
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[7,13,16]	7,538	7,506
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.98% 2038[7,13,16]	1,361	1,355
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2038[7,13,16]	1,229	1,224
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	748	766
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,050
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,065	1,107

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[7,13,16]	$1,566	$1,570
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[7,13,16]	1,429	1,432
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[7,13,16]	1,493	1,496
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[7,16]	3,795	3,798
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	2,489	2,527
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[7,16]	1,431	1,435
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[7,13,16]	3,572	3,576
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 1.51% 2038[7,13,16]	1,904	1,905
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[7,16]	13,772	13,747
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[7,13,16]	3,950	3,948
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	768	798
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	815	835
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[7,16]	3,987	4,090
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[7,13,16]	4,808	4,793
		102,239

Collateralized mortgage-backed obligations (privately originated) 0.17%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[7,13,16]	1,574	1,567
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.702% 2029[7,13,16]	3,251	3,253
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[7,13,16]	1,560	1,603
Connecticut Avenue Securities, Series 2021-R01, Class 1M1,
(1-month USD-SOFR + 0.75%) 0.80% 2041[7,13,16]	1,013	1,013
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[7,16]	4,191	4,229
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[7,13,16]	2,557	2,572
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	172	182
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[7,16]	7,810	8,559
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[7,16]	2,724	3,036
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[7,16]	4,491	4,449
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[7,13,16]	4,138	4,152
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[7,13,16]	1,216	1,221
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[7,13,16]	531	532
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	352	366
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[7,13,16]	4,040	4,037
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[7,13,16]	2,862	2,865
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[7,13,16]	5,219	5,224
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[7,13,16]	566	567
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[7,13,16]	1,300	1,301
		50,728

Total mortgage-backed obligations		1,433,795

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 1.29%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[7,16]	$1,920	$1,960
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[7,16]	1,114	1,156
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[7,16]	3,100	3,271
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[7,16]	13,378	13,166
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[7,16]	539	546
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[7,16]	138	143
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[7,16]	2,248	2,240
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[7,13,16]	2,538	2,538
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.072% 2030[7,13,16]	1,639	1,639
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[7,13,16]	3,510	3,510
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[7,13,16]	3,660	3,660
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[7,16]	784	779
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[7,16]	5,062	5,026
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[7,16]	881	871
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[7,13,16]	5,185	5,183
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[7,16]	5,261	5,223
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[7,16]	1,783	1,754
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[7,16]	911	911
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[7,16]	170	170
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[7,16]	6,175	6,066
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[7,16]	793	782
CLI Funding VI LLC, Series 2020-2A, Class A, 2.03% 2045[7,16]	1,648	1,638
CLI Funding VI LLC, Series 2020-3A, Class A, 2.07% 2045[7,16]	1,348	1,341
CLI Funding VI LLC, Series 2020-1A, Class A, 2.08% 2045[7,16]	6,077	6,057
CLI Funding VI LLC, Series 2020-3A, Class B, 3.30% 2045[7,16]	858	864
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64% 2046[7,16]	1,813	1,774
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[7,13,16]	27	27
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[7,16]	2,964	2,988
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	643	649
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,280
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[7,16]	70	70
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.104% 2028[7,13,16]	5,478	5,477
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[7,16]	431	424
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[7,16]	6,049	5,902
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[7,16]	4,825	5,015
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[7,16]	6,000	6,293
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[7,16]	8,861	9,029
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[7,16]	9,605	10,127
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[7,16]	816	819
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[7,16]	328	331
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[7,16]	2,810	3,001
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[7,16]	11,791	11,784
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[7,16]	14,893	14,934
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[7,16]	616	620
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[7,16]	4,545	4,480
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[7,16]	6,744	6,673
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[7,16]	534	527
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,7,16]	5,930	5,917
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[7,16]	8,452	8,380
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[7,16]	634	629
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[7,16]	405	401
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[7,16]	9,163	9,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[7,16]	685	680
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[7,16]	429	427
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	1,011	1,019

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[7,13,16]	$3,028	$3,028
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[7,16]	3,884	3,872
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[7,13,16]	5,545	5,542
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[7,13,16]	3,533	3,533
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 2026[7,16]	4,700	4,698
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[7,16]	1,900	1,888
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[7,16]	6,496	6,405
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[7,16]	6,977	6,957
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[7,16]	6,817	6,809
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[7,16]	13,885	13,682
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[7,16]	7,716	7,588
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[7,16]	13,129	12,954
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[7,16]	23,051	22,638
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[7,16]	5,200	5,220
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[7,13,16]	1,765	1,765
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 0.928% 2029[7,13,16]	10,000	9,995
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 1.528% 2029[7,13,16]	5,378	5,379
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[7,13,16]	2,043	2,044
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[7,13,16]	609	609
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[7,13,16]	4,634	4,633
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	9	9
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	347
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,030
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 0.84% 2053[7,13,16]	7,547	7,588
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[7,13,16]	5,530	5,531
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[7,13,16]	3,233	3,233
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[7,13,16]	2,985	2,985
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[7,16]	5,306	5,226
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[7,16]	4,998	4,972
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[7,16]	2,779	2,754
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[7,16]	2,271	2,264
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[7,16]	4,127	4,077
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[7,16]	2,070	2,060
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[7,16]	232	233
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[7,16]	901	897
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[7,16]	1,011	985
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[7,16]	4,828	4,820
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[7,16]	811	788
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[7,16]	3,250	3,358
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[7,16]	889	887
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[7,13,16]	7,257	7,128
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[7,16]	11,432	11,363
Triton Container Finance VIII LLC, Series 2021-1, Class A, 1.86% 2046[7,16]	3,081	3,025
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[7,16]	1,035	1,040
		396,057

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.12%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 2026	$1,200	$1,208
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 2027	1,660	1,672
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	495	499
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 2042	1,170	1,193
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 2046	2,795	2,867
		7,439

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	20	21
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	15	15
		36

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,324
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,357
		10,681

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 2036	240	246
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 2043	315	328
		574

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,818

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	25	25

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	45	47

Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

New York 0.02%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 2026	2,865	2,827
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 2028	4,745	4,736
		7,563
Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	5,170	5,446

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	$10	$11

South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	5	5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	5	5

Total municipals		36,665

Federal agency bonds & notes 0.12%
Fannie Mae 1.875% 2026	13,000	13,366
Fannie Mae 0.875% 2030	23,958	22,606
		35,972

Bonds & notes of governments & government agencies outside the U.S. 0.11%
CPPIB Capital, Inc. 2.25% 2022[7]	4,286	4,291
CPPIB Capital, Inc. 2.75% 2027[7]	6,600	7,058
European Investment Bank 0.75% 2026	6,194	6,031
KfW 2.125% 2022	375	376
Peru (Republic of) 1.862% 2032	2,525	2,310
Peru (Republic of) 2.78% 2060	3,775	3,322
Qatar (State of) 3.375% 2024[7]	2,315	2,427
Qatar (State of) 4.00% 2029[7]	745	841
Qatar (State of) 4.817% 2049[7]	750	986
Saudi Arabia (Kingdom of) 3.25% 2030[7]	1,750	1,884
Saudi Arabia (Kingdom of) 5.25% 2050[7]	1,000	1,319
United Mexican States 2.659% 2031	2,703	2,644
United Mexican States 3.771% 2061	1,528	1,412
		34,901

Total bonds, notes & other debt instruments (cost: $6,243,430,000)		6,393,877

Short-term securities 4.67%	Shares
Money market investments 4.61%
Capital Group Central Cash Fund 0.09%[6,18]	14,171,922	1,417,334

Money market investments purchased with collateral from securities on loan 0.06%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	9,005,168	9,005
Capital Group Central Cash Fund 0.09%[6,18,19]	84,913	8,492
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[18,19]	606,579	607
		18,104

Total short-term securities (cost: $1,435,153,000)		1,435,438
Total investment securities 102.80% (cost: $21,860,615,000)		31,566,673
Other assets less liabilities (2.80)%		(860,753)

Net assets 100.00%		$30,705,920

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	5,758	December 2022	$1,424,457	$(4,139)
2 Year U.S. Treasury Note Futures	Short	213	March 2022	(46,471)	11
5 Year U.S. Treasury Note Futures	Short	6,473	March 2022	(783,081)	(2,215)
10 Year U.S. Treasury Note Futures	Short	2,173	March 2022	(283,509)	(3,092)
10 Year Ultra U.S. Treasury Note Futures	Short	2,190	March 2022	(320,698)	(5,218)
20 Year U.S. Treasury Bond Futures	Long	677	March 2022	108,616	959
30 Year Ultra U.S. Treasury Bond Futures	Long	198	March 2022	39,031	(542)
					$(14,236)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$82,121	$(1,995)	$(1,947)	$(48)

Investments in affiliates6

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)		Capital gain distributions received (000)
Common stocks 0.02%
Health care 0.02%
NuCana PLC (ADR)[1,2]	$13,367	$—	$—	$—	$(6,281)	$7,086	$—		$—
Consumer discretionary 0.00%
Kontoor Brands, Inc.[20]	150,072	—	207,653	106,939	(49,358)	—	4,000		—
Total common stocks						7,086
Investment funds 5.27%
Capital Group Central Corporate Bond Fund	—	1,712,809	69,984	182	(25,746)	1,617,261	20,735		14,433
Short-term securities 4.64%
Money market investments 4.61%
Capital Group Central Cash Fund 0.09%[18]	2,273,691	6,182,455	7,038,774	31	(69)	1,417,334	1,583		—
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.09%[18,19]	—	8,49221				8,492	—	[22]	—
Total short-term securities						1,425,826
Total 9.93%				$107,152	$(81,454)	$3,050,173	$26,318		$14,433

American Funds Insurance Series	153

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $19,643,000, which represented .06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $99,564,000, which represented .32% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,289,651,000, which represented 4.20% of the net assets of the fund.
[8]	Amount less than one thousand.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,414,000, which represented .04% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Step bond; coupon rate may change at a later date.
[12]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,054,000, which represented .05% of the net assets of the fund.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Scheduled interest and/or principal payment was not received.
[15]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 12/31/2021.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Affiliated issuer during the reporting period but no longer held at 12/31/2021.
[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024	7/9/2021	$50,000	$50,000	.16%
Rotech Healthcare, Inc.	9/26/2013	6,949	19,887	.07
Total private placement securities		$56,949	$69,887	.23%

Key to abbreviations and symbol

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

Fin. = Finance

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

154	American Funds Insurance Series

Global Balanced Fund

Investment portfolio December 31, 2021

Common stocks 62.99%	Shares	Value (000)
Information technology 15.11%
Microsoft Corp.	40,763	$13,709
Taiwan Semiconductor Manufacturing Company, Ltd.	615,000	13,671
Broadcom, Inc.	16,646	11,076
ASML Holding NV	9,827	7,907
Tokyo Electron, Ltd.	9,800	5,647
MediaTek, Inc.	122,000	5,247
Motorola Solutions, Inc.	9,740	2,646
Amadeus IT Group SA, Class A, non-registered shares[1]	31,003	2,105
PagSeguro Digital, Ltd., Class A1	78,715	2,064
Keyence Corp.	3,200	2,011
Amphenol Corp., Class A	21,959	1,921
Edenred SA	30,661	1,416
Murata Manufacturing Co., Ltd.	14,900	1,186
		70,606

Health care 9.88%
Pfizer, Inc.	165,507	9,773
UnitedHealth Group, Inc.	12,898	6,477
AstraZeneca PLC	47,747	5,608
Danaher Corp.	12,009	3,951
Humana, Inc.	7,099	3,293
Thermo Fisher Scientific, Inc.	4,831	3,224
Mettler-Toledo International, Inc.[1]	1,657	2,812
Coloplast A/S, Class B	13,823	2,436
Merck & Co., Inc.	26,629	2,041
Cigna Corp.	7,731	1,775
Carl Zeiss Meditec AG, non-registered shares	8,038	1,692
Gilead Sciences, Inc.	20,605	1,496
Novartis AG	10,489	924
Bayer AG	11,799	631
Organon & Co.	1,695	52
		46,185

Consumer discretionary 8.10%
Home Depot, Inc.	30,508	12,661
LVMH Moët Hennessy-Louis Vuitton SE	5,833	4,828
Domino’s Pizza, Inc.	7,896	4,456
Darden Restaurants, Inc.	15,874	2,391
Amazon.com, Inc.[1]	713	2,377
D’Ieteren Group[1]	10,856	2,121
Compagnie Financière Richemont SA, Class A	12,809	1,925
Restaurant Brands International, Inc. (CAD denominated)	27,862	1,689
General Motors Company[1]	27,867	1,634
Booking Holdings, Inc.[1]	661	1,586
Industria de Diseño Textil, SA	30,437	989
Stellantis NV	45,067	856
Wynn Resorts, Ltd.[1]	4,077	347
		37,860

Financials 7.27%
JPMorgan Chase & Co.	48,427	7,669
Berkshire Hathaway, Inc., Class A1	13	5,859
Berkshire Hathaway, Inc., Class B1	396	118
Brookfield Asset Management, Inc., Class A (CAD denominated)	54,939	3,318
Aon PLC, Class A	9,975	2,998
Zurich Insurance Group AG	5,606	2,463
S&P Global, Inc.	4,694	2,215
BlackRock, Inc.	2,403	2,200
Hong Kong Exchanges and Clearing, Ltd.	34,500	2,015
AIA Group, Ltd.	164,000	1,653

American Funds Insurance Series	155

Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Legal & General Group PLC	371,225	$1,495
FinecoBank SpA	70,697	1,242
B3 SA-Brasil, Bolsa, Balcao	363,556	727
		33,972

Consumer staples 7.05%
Nestlé SA	72,056	10,078
Philip Morris International, Inc.	56,450	5,363
Kweichow Moutai Co., Ltd., Class A	12,821	4,124
Altria Group, Inc.	66,224	3,138
Keurig Dr Pepper, Inc.	78,316	2,887
British American Tobacco PLC	70,634	2,613
British American Tobacco PLC (ADR)	3,765	141
Ocado Group PLC[1]	73,424	1,668
Procter & Gamble Company	7,504	1,227
Coca-Cola Europacific Partners PLC	16,379	916
Budweiser Brewing Co. APAC, Ltd.	296,400	777
		32,932

Industrials 5.17%
SITC International Holdings Co., Ltd.	880,000	3,183
Airbus SE, non-registered shares[1]	20,920	2,676
Lockheed Martin Corp.	7,077	2,515
Spirax-Sarco Engineering PLC	10,174	2,210
SMC Corp.	2,900	1,956
Watsco, Inc.	5,265	1,647
Nidec Corp.	14,000	1,646
CSX Corp.	38,123	1,433
MTU Aero Engines AG	6,895	1,408
BAE Systems PLC	188,486	1,403
United Parcel Service, Inc., Class B	5,782	1,239
Rockwell Automation	3,193	1,114
Union Pacific Corp.	3,852	971
Boeing Company[1]	3,799	765
		24,166

Materials 2.68%
Croda International PLC	24,938	3,416
Givaudan SA	521	2,740
Koninklijke DSM NV	6,905	1,557
Vale SA, ordinary nominative shares	97,077	1,359
Akzo Nobel NV	11,668	1,282
LyondellBasell Industries NV	13,775	1,270
Rio Tinto PLC	13,653	904
		12,528

Communication services 2.28%
Alphabet, Inc., Class C1	1,367	3,956
Verizon Communications, Inc.	46,574	2,420
SoftBank Corp.	140,700	1,779
Nintendo Co., Ltd.	3,600	1,679
América Móvil, SAB de CV, Series L (ADR)	38,489	812
		10,646
156	American Funds Insurance Series

Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Energy 2.20%
TC Energy Corp. (CAD denominated)		56,072	$2,608
BP PLC		506,765	2,267
Baker Hughes Co., Class A		68,451	1,647
Pioneer Natural Resources Company		8,353	1,519
Chevron Corp.		12,420	1,458
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)		72,976	801
			10,300

Real estate 2.20%
Crown Castle International Corp. REIT		14,772	3,083
Equinix, Inc. REIT		2,740	2,318
American Tower Corp. REIT		6,194	1,812
Gaming and Leisure Properties, Inc. REIT		33,941	1,651
Longfor Group Holdings, Ltd.		298,500	1,405
			10,269

Utilities 1.05%
National Grid PLC		208,445	2,990
Brookfield Infrastructure Partners LP		17,894	1,089
Enel SpA		106,113	852
			4,931

Total common stocks (cost: $174,532,000)			294,395

Preferred securities 0.31%
Information technology 0.31%
Samsung Electronics Co., Ltd., nonvoting preferred shares		24,146	1,446

Total preferred securities (cost: $1,229,000)			1,446

Convertible stocks 0.29%
Utilities 0.29%
AES Corp., convertible preferred units, 6.875% 2024		14,300	1,373

Total convertible stocks (cost: $1,430,000)			1,373

Bonds, notes & other debt instruments 29.03%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 12.77%
Abu Dhabi (Emirate of) 2.50% 2022[2]		$200	203
Abu Dhabi (Emirate of) 0.75% 2023[2]		275	274
Agricultural Development Bank of China 3.75% 2029	CNY	550	90
Agricultural Development Bank of China 2.96% 2030		4,350	675
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	710	559
Australia (Commonwealth of), Series 163, 1.00% 2031		660	452
Australia (Commonwealth of), Series 156, 2.75% 2041		260	204
Brazil (Federative Republic of) 6.00% 2024[3]	BRL	3,176	581
Canada 2.25% 2025	C$	1,400	1,148
Canada 0.25% 2026		570	433
Canada 2.25% 2029		1,265	1,067
Chile (Republic of) 4.50% 2026	CLP	5,000	6
Chile (Republic of) 5.00% 2028		60,000	68
Chile (Republic of) 4.70% 2030		70,000	77
China (People’s Republic of), Series 1916, 3.12% 2026	CNY	6,650	1,067
China (People’s Republic of), Series INBK, 2.85% 2027		10,000	1,585
China (People’s Republic of), Series INBK, 3.28% 2027		800	130
China (People’s Republic of), Series INBK, 2.91% 2028		1,800	284
China (People’s Republic of), Series 1906, 3.29% 2029		5,500	887
China (People’s Republic of), Series 1910, 3.86% 2049		4,110	695

American Funds Insurance Series	157

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series INBK, 3.39% 2050	CNY	200	$31
China (People’s Republic of), Series INBK, 3.81% 2050		9,680	1,628
China Development Bank Corp., Series 2008, 2.89% 2025		3,240	511
China Development Bank Corp., Series 2004, 3.43% 2027		1,060	170
China Development Bank Corp., Series 1805, 4.04% 2028		8,230	1,371
China Development Bank Corp., Series 1805, 4.88% 2028		2,040	354
China Development Bank Corp., Series 1905, 3.48% 2029		5,000	806
Colombia (Republic of), Series B, 5.75% 2027	COP	2,198,800	489
Colombia (Republic of), Series B, 7.00% 2031		988,600	225
Czech Republic 0% 2024	CZK	2,800	117
Czech Republic 1.25% 2025		13,000	558
French Republic O.A.T. 0% 2030		€1,320	1,489
French Republic O.A.T. 3.25% 2045		160	281
Germany (Federal Republic of) 0% 2025		742	863
Germany (Federal Republic of) 0.25% 2029		600	713
Germany (Federal Republic of) 0% 2030		589	686
Germany (Federal Republic of) 0% 2031		875	1,014
Germany (Federal Republic of) 0% 2036		160	182
Germany (Federal Republic of) 0% 2050		540	589
Greece (Hellenic Republic of) 3.375% 2025		300	377
Greece (Hellenic Republic of) 3.75% 2028		280	377
Greece (Hellenic Republic of) 3.875% 2029		270	366
Hungary (Republic of) 2.125% 2031[2]		$460	454
Hungary (Republic of) 3.125% 2051[2]		200	197
India (Republic of) 5.15% 2025	INR	28,000	370
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	4,301,000	337
Indonesia (Republic of), Series 82, 7.00% 2030		1,000,000	73
Indonesia (Republic of), Series 87, 6.50% 2031		2,010,000	143
Israel (State of) 2.875% 2024		€200	242
Israel (State of) 1.50% 2027		100	122
Italy (Republic of) 0.10% 2023[3]		805	946
Italy (Republic of) 0.95% 2027		246	286
Italy (Republic of) 0.25% 2028		820	911
Italy (Republic of) 1.35% 2030		660	777
Japan, Series 17, 0.10% 2023[3]		¥10,540	93
Japan, Series 19, 0.10% 2024[3]		30,570	271
Japan, Series 18, 0.10% 2024[3]		20,940	185
Japan, Series 145, 0.10% 2025		89,400	783
Japan, Series 21, 0.10% 2026[3]		40,800	365
Japan, Series 346, 0.10% 2027		173,250	1,520
Japan, Series 22, 0.10% 2027[3]		25,574	234
Japan, Series 24, 0.10% 2029[3]		25,674	232
Japan, Series 360, 0.10% 2030		341,700	2,996
Japan, Series 363, 0.10% 2031		56,000	489
Japan, Series 152, 1.20% 2035		264,400	2,589
Japan, Series 42, 1.70% 2044		94,100	1,019
Japan, Series 37, 0.60% 2050		26,950	230
Japan, Series 70, 0.70% 2051		56,350	493
Malaysia (Federation of), Series 0316, 3.90% 2026	MYR	500	124
Malaysia (Federation of), Series 0119, 3.906% 2026		1,380	342
Malaysia (Federation of), Series 0417, 3.899% 2027		600	149
Malaysia (Federation of), Series 0219, 3.885% 2029		520	127
Malaysia (Federation of), Series 0318, 4.642% 2033		400	103
Malaysia (Federation of), Series 0418, 4.893% 2038		2,800	734
Malaysia (Federation of), Series 0519, 3.757% 2040		1,650	378
Malaysia (Federation of), Series 0216, 4.736% 2046		409	104
Malaysia (Federation of), Series 0518, 4.921% 2048		278	73
Malaysia (Federation of), Series 0519, 4.638% 2049		378	93
Malaysia (Federation of), Series 0120, 4.065% 2050		389	91
Morocco (Kingdom of) 3.50% 2024		€100	122
Morocco (Kingdom of) 1.50% 2031		100	105

158	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Netherlands (Kingdom of the) 5.50% 2028		€100	$155
Norway (Kingdom of) 1.75% 2025	NKr	3,500	400
Nova Scotia (Province of) 3.15% 2051	C$	170	153
Peru (Republic of) 2.392% 2026		$90	92
Philippines (Republic of) 0.001% 2024		¥100,000	864
Philippines (Republic of) 0.25% 2025		€100	114
Philippines (Republic of) 1.648% 2031		$200	194
Poland (Republic of), Series 0725, 3.25% 2025	PLN	1,900	465
Poland (Republic of), Series 1029, 2.75% 2029		410	95
Qatar (State of) 3.40% 2025[2]		$200	212
Romania 1.75% 2030		€210	224
Romania 3.624% 2030		517	639
Romania 2.00% 2032		100	106
Romania 2.00% 2033		200	208
Romania 3.50% 2034		65	78
Romania 3.375% 2038		80	92
Romania 4.625% 2049		39	50
Romania 3.375% 2050		73	79
Russian Federation 7.00% 2023	RUB	16,600	217
Russian Federation 2.875% 2025		€200	245
Russian Federation 4.25% 2027		$200	217
Russian Federation 4.375% 2029		200	221
Russian Federation 6.90% 2029	RUB	28,250	348
Russian Federation 7.65% 2030		38,320	493
Russian Federation 5.90% 2031		5,620	64
Russian Federation 6.90% 2031		18,200	221
Russian Federation 8.50% 2031		5,530	75
Russian Federation 7.70% 2033		23,030	295
Russian Federation 7.25% 2034		8,140	100
Saudi Arabia (Kingdom of) 2.894% 2022[2]		$200	202
Serbia (Republic of) 3.125% 2027		€640	778
Serbia (Republic of) 3.125% 2027		125	152
Serbia (Republic of) 2.05% 2036		185	193
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	560,000	473
Spain (Kingdom of) 1.25% 2030		€480	586
Spain (Kingdom of) 0.50% 2031		325	368
Tunisia (Republic of) 6.75% 2023		150	143
Ukraine 6.876% 2029[2]		$250	222
United Kingdom 1.75% 2022		£280	383
United Kingdom 0.125% 2024		375	502
United Kingdom 1.00% 2024		1,120	1,529
United Kingdom 2.75% 2024		50	71
United Kingdom 0.375% 2030		730	943
United Kingdom 4.75% 2030		285	513
United Kingdom 4.25% 2032		230	412
United Kingdom 0.875% 2033		380	505
United Kingdom 3.25% 2044		250	473
United Kingdom 0.625% 2050		95	113
United Kingdom 1.25% 2051		114	158
United Mexican States, Series M, 7.50% 2027	MXN	13,000	637
United Mexican States, Series M20, 8.50% 2029		11,500	595
United Mexican States, Series M, 7.75% 2031		5,000	247
United Mexican States, Series M, 8.00% 2047		4,000	194
			59,692

U.S. Treasury bonds & notes 10.88%
U.S. Treasury 10.81%
U.S. Treasury 0.125% 2022		$6,681	6,667
U.S. Treasury 1.875% 2022		700	701
U.S. Treasury 0.125% 2023		516	515
U.S. Treasury 0.25% 2025		1,704	1,652

American Funds Insurance Series	159

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 0.375% 2025	$8,572	$8,317
U.S. Treasury 0.625% 2026	500	486
U.S. Treasury 0.75% 2026	2,075	2,036
U.S. Treasury 0.875% 2026	500	491
U.S. Treasury 0.875% 2026	454	447
U.S. Treasury 1.125% 2026	1,000	994
U.S. Treasury 2.875% 2028	1,275	1,390
U.S. Treasury 2.875% 2028	700	765
U.S. Treasury 0.625% 2030	2,223	2,079
U.S. Treasury 0.625% 2030	650	606
U.S. Treasury 0.875% 2030[4]	11,507	10,944
U.S. Treasury 1.25% 2031	575	562
U.S. Treasury 1.625% 2031	375	380
U.S. Treasury 1.875% 2041	1,145	1,134
U.S. Treasury 2.25% 2041	525	552
U.S. Treasury 2.875% 2046	400	474
U.S. Treasury 1.25% 2050	140	119
U.S. Treasury 1.375% 2050[4]	6,137	5,388
U.S. Treasury 2.00% 2051	3,191	3,257
U.S. Treasury 2.375% 2051	490	542
		50,498

U.S. Treasury inflation-protected securities 0.07%
U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	231	328

Total U.S. Treasury bonds & notes		50,826

Corporate bonds, notes & loans 4.39%
Financials 1.33%
ACE INA Holdings, Inc. 2.875% 2022	10	10
ACE INA Holdings, Inc. 3.35% 2026	10	11
ACE INA Holdings, Inc. 4.35% 2045	20	25
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[5]	€100	123
Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[5]	$200	198
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[5]	500	495
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[5]	160	159
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[5]	236	252
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[5]	20	20
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[5]	103	102
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[5]	175	184
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[5]	310	305
Commonwealth Bank of Australia 2.688% 2031[2]	225	221
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[5]	130	131
Goldman Sachs Group, Inc. 3.50% 2025	207	219
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[5]	130	131
Goldman Sachs Group, Inc. 1.00% 2033[2]	€210	236
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[5]	$78	89
Groupe BPCE SA 0.64% 2022	¥100,000	870
Groupe BPCE SA 5.70% 2023[2]	$200	215
Groupe BPCE SA 1.00% 2025	€100	117
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[5]	$200	216
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[5]	186	184
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[5]	160	185
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[5]	200	194
Morgan Stanley 3.125% 2026	110	117
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[5]	126	125
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[5]	72	74

160	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
New York Life Insurance Company 3.75% 2050[2]	$23	$26
PNC Financial Services Group, Inc. 2.854% 2022[5]	100	102
Royal Bank of Canada 1.20% 2026	175	172
Skandinaviska Enskilda Banken AB 2.80% 2022	250	251
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[5]	400	407
		6,195

Utilities 0.88%
Alabama Power Co. 3.00% 2052	250	250
Berkshire Hathaway Energy Company 3.70% 2030	25	28
Berkshire Hathaway Energy Company 1.65% 2031	175	166
CMS Energy Corp. 3.00% 2026	150	157
Duke Energy Carolinas, LLC 3.05% 2023	280	287
Duke Energy Progress, LLC 3.70% 2028	75	82
Edison International 4.125% 2028	160	169
Enel Finance International SA 3.50% 2028[2]	200	214
Enersis Américas SA 4.00% 2026	35	37
Exelon Corp. 3.40% 2026	150	160
Exelon Corp., junior subordinated, 3.497% 2022[5]	25	25
FirstEnergy Corp. 3.50% 2028[2]	35	37
Florida Power & Light Company 2.875% 2051	120	122
Interstate Power and Light Co. 2.30% 2030	50	50
NextEra Energy Capital Holdings, Inc. 2.75% 2029	234	241
NextEra Energy Capital Holdings, Inc. 2.25% 2030	478	476
Niagara Mohawk Power Corp. 3.508% 2024[2]	85	89
Pacific Gas and Electric Co. 2.95% 2026	25	25
Pacific Gas and Electric Co. 2.10% 2027	100	97
Pacific Gas and Electric Co. 3.00% 2028	140	141
Pacific Gas and Electric Co. 4.65% 2028	114	124
Pacific Gas and Electric Co. 4.55% 2030	31	34
Pacific Gas and Electric Co. 2.50% 2031	600	572
Pacific Gas and Electric Co. 3.25% 2031	50	50
Pacific Gas and Electric Co. 3.50% 2050	137	127
State Grid Overseas Investment, Ltd. 1.25% 2022	€100	115
Xcel Energy, Inc. 3.35% 2026	$216	230
		4,105

Communication services 0.54%
AT&T, Inc. 2.75% 2031	375	383
AT&T, Inc. 2.55% 2033	64	63
Comcast Corp. 0% 2026	€100	113
Comcast Corp. 0.25% 2029	100	111
Deutsche Telekom International Finance BV 9.25% 2032	$45	72
KT Corp. 0.22% 2022	¥100,000	869
Orange SA 9.00% 2031[5]	$65	100
T-Mobile US, Inc. 2.05% 2028	200	199
Verizon Communications, Inc. 0.375% 2029	€140	157
Verizon Communications, Inc. 2.55% 2031	$325	328
Verizon Communications, Inc. 0.75% 2032	€100	111
		2,506

Energy 0.40%
Canadian Natural Resources, Ltd. 2.95% 2030	$161	163
Enbridge, Inc. 4.25% 2026	70	77
Enbridge, Inc. 3.70% 2027	45	48
Enbridge, Inc. 3.40% 2051	39	40
Energy Transfer Operating LP 5.00% 2050	136	157
Halliburton Company 3.80% 2025	3	3
Kinder Morgan, Inc. 3.60% 2051	120	121
MPLX LP 2.65% 2030	75	75

American Funds Insurance Series	161

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
MPLX LP 5.50% 2049		$215	$275
Petróleos Mexicanos 7.19% 2024	MXN	3,363	156
Petróleos Mexicanos 7.47% 2026		5,330	237
Qatar Petroleum 3.125% 2041[2]		$270	274
SA Global Sukuk, Ltd. 2.694% 2031[2]		200	201
Statoil ASA 3.70% 2024		50	53
			1,880

Consumer discretionary 0.30%
Amazon.com, Inc. 2.80% 2024		45	47
Amazon.com, Inc. 1.20% 2027		50	50
Amazon.com, Inc. 2.50% 2050		305	291
Bayerische Motoren Werke AG 3.90% 2025[2]		70	75
Bayerische Motoren Werke AG 4.15% 2030[2]		70	79
General Motors Financial Co. 2.40% 2028		150	151
Hyundai Capital America 3.25% 2022[2]		65	66
Hyundai Capital America 1.50% 2026[2]		250	243
Hyundai Capital America 2.375% 2027[2]		109	109
Hyundai Capital Services, Inc. 3.75% 2023[2]		250	258
Toyota Motor Credit Corp. 3.375% 2030		33	36
			1,405

Consumer staples 0.24%
Altria Group, Inc. 2.20% 2027		€270	328
Anheuser-Busch InBev NV 4.00% 2028		$100	111
Anheuser-Busch InBev NV 4.75% 2029		220	256
British American Tobacco PLC 3.215% 2026		62	65
British American Tobacco PLC 3.557% 2027		105	110
British American Tobacco PLC 3.462% 2029		75	78
Keurig Dr Pepper, Inc. 4.597% 2028		175	199
			1,147

Health care 0.24%
Aetna, Inc. 2.80% 2023		10	10
Amgen, Inc. 1.90% 2025		40	41
Amgen, Inc. 2.20% 2027		30	31
AstraZeneca Finance LLC 2.25% 2031		9	9
AstraZeneca PLC 3.50% 2023		150	156
AstraZeneca PLC 3.00% 2051		36	38
Becton, Dickinson and Company 3.734% 2024		10	11
Becton, Dickinson and Company 3.70% 2027		43	47
Becton, Dickinson and Company 2.823% 2030		28	29
Cigna Corp. 4.125% 2025		80	87
EMD Finance LLC 3.25% 2025[2]		250	263
Medtronic, Inc. 3.50% 2025		31	33
Stryker Corp. 0.75% 2029		€210	241
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		100	124
			1,120

Real estate 0.18%
American Campus Communities, Inc. 3.75% 2023		$100	103
American Campus Communities, Inc. 4.125% 2024		90	96
American Tower Corp. 0.875% 2029		€250	282
Equinix, Inc. 2.15% 2030		$197	192
Essex Portfolio LP 3.50% 2025		120	127
Essex Portfolio LP 3.375% 2026		40	42
			842

162	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.14%
Broadcom, Inc. 3.15% 2025		$17	$18
Broadcom, Inc. 4.15% 2030		70	78
Broadcom, Inc. 3.419% 2033[2]		53	55
Mastercard, Inc. 2.00% 2031		102	102
Microsoft Corp. 2.40% 2026		187	196
Oracle Corp. 2.65% 2026		216	222
			671

Industrials 0.12%
Canadian Pacific Railway, Ltd. 3.10% 2051		113	116
Carrier Global Corp. 2.242% 2025		36	37
Carrier Global Corp. 2.493% 2027		30	31
CSX Corp. 3.80% 2050		6	7
CSX Corp. 2.50% 2051		75	70
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]		100	115
United Technologies Corp. 4.125% 2028		170	190
			566

Materials 0.02%
Vale Overseas, Ltd. 3.75% 2030		94	97

Total corporate bonds, notes & loans			20,534

Mortgage-backed obligations 0.93%
Other mortgage-backed securities 0.71%
Nordea Kredit 0.50% 2040[6]	DKr	1,717	250
Nykredit Realkredit AS, Series 01E, 1.50% 2037[6]		576	91
Nykredit Realkredit AS, Series 01E, 0.50% 2040[6]		7,659	1,113
Nykredit Realkredit AS, Series 01E, 1.50% 2040[6]		1,460	229
Nykredit Realkredit AS, Series 01E, 0.50% 2043[6]		8,365	1,202
Nykredit Realkredit AS, Series 01E, 0.50% 2050[6]		1,417	199
Nykredit Realkredit AS, Series 01E, 1.00% 2053[6]		890	128
Nykredit Realkredit AS, Series CCE, 1.00% 2050[6]		610	89
Realkredit Danmark AS 1.00% 2053[6]		200	29
			3,330

Federal agency mortgage-backed obligations 0.22%
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[6]		$7	8
Uniform Mortgage-Backed Security 2.50% 2052[6,7]		713	724
Uniform Mortgage-Backed Security 2.50% 2052[6,7]		277	282
			1,014

Total mortgage-backed obligations			4,344

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		100	102

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		80	81

Total municipals			183

Asset-backed obligations 0.02%
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,6,8]		77	76

Total bonds, notes & other debt instruments (cost: $136,946,000)			135,655

American Funds Insurance Series	163

Global Balanced Fund (continued)

Short-term securities 7.44%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 5.13%
Canadian Imperial Bank of Commerce 1/14/2022[2]	0.125%		$5,000	$5,000
LVMH Moët Hennessy-Louis Vuitton SE 2/15/2022[2]	0.098		5,000	4,999
NRW.Bank 1/20/2022[2]	0.053		4,000	4,000
Toronto-Dominion Bank 1/24/2022[2]	0.058		10,000	9,999
				23,998
U.S. Treasury bills 1.93%
U.S. Treasury 4/21/2022	0.047		9,000	8,998

			Shares
Money market investments 0.24%
Capital Group Central Cash Fund 0.09%[9,10]			11,268	1,127

		Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.14%
Egyptian Treasury 1/4/2022	12.011	EGP	1,700	108
Egyptian Treasury 4/19/2022	11.506		3,000	185
Egyptian Treasury 4/26/2022	11.484		6,100	375
				668

Total short-term securities (cost: $34,790,000)				34,791
Total investment securities 100.06% (cost: $348,927,000)				467,660
Other assets less liabilities (0.06)%				(284)

Net assets 100.00%				$467,376

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	31	December 2022	$7,669	$(15)
5 Year U.S. Treasury Note Futures	Short	51	March 2022	(6,170)	(2)
10 Year Italy Government Bond Futures	Short	9	March 2022	(1,506)	26
10 Year Euro-Bund Futures	Short	22	March 2022	(4,292)	81
10 Year U.S. Treasury Note Futures	Short	2	March 2022	(261)	(3)
10 Year Ultra U.S. Treasury Note Futures	Short	14	March 2022	(2,050)	(28)
20 Year U.S. Treasury Bond Futures	Long	2	March 2022	321	3
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2022	985	19
					$81

164	American Funds Insurance Series

Global Balanced Fund (continued)

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
CAD	110	USD	87	UBS AG	1/6/2022	$— [11]
EUR	1,016	USD	1,158	Citibank	1/6/2022	— [11]
USD	43	JPY	4,930	Goldman Sachs	1/6/2022	— [11]
USD	486	GBP	360	Citibank	1/6/2022	(1)
SEK	1,830	USD	206	Bank of America	1/7/2022	(4)
KRW	947,000	USD	806	Citibank	1/7/2022	(9)
GBP	390	USD	520	Goldman Sachs	1/10/2022	8
USD	100	AUD	140	Goldman Sachs	1/10/2022	(2)
USD	414	INR	31,100	HSBC Bank	1/10/2022	(3)
EUR	114	PLN	540	Citibank	1/10/2022	(4)
USD	583	BRL	3,300	Standard Chartered Bank	1/10/2022	(9)
USD	249	MXN	5,320	Goldman Sachs	1/10/2022	(11)
USD	383	MXN	8,260	Goldman Sachs	1/10/2022	(20)
CAD	10	USD	8	HSBC Bank	1/11/2022	— [11]
EUR	214	DKK	1,592	Goldman Sachs	1/11/2022	— [11]
USD	113	AUD	160	Standard Chartered Bank	1/11/2022	(4)
USD	570	CAD	730	Citibank	1/11/2022	(7)
CZK	11,700	EUR	459	Citibank	1/13/2022	12
GBP	200	EUR	233	Standard Chartered Bank	1/13/2022	5
USD	600	ILS	1,860	Goldman Sachs	1/13/2022	2
CNH	1,300	USD	203	Barclays Bank PLC	1/13/2022	1
EUR	1,766	DKK	13,140	Goldman Sachs	1/13/2022	(1)
USD	139	NZD	204	Morgan Stanley	1/13/2022	(1)
EUR	544	CZK	13,860	Citibank	1/13/2022	(14)
USD	520	CZK	11,700	JPMorgan Chase	1/13/2022	(14)
USD	561	MXN	11,865	Citibank	1/13/2022	(17)
JPY	156,380	USD	1,379	Bank of New York Mellon	1/13/2022	(19)
KRW	1,421,430	USD	1,202	Citibank	1/14/2022	(7)
JPY	7,400	USD	65	Goldman Sachs	1/18/2022	(1)
JPY	56,270	USD	495	Bank of New York Mellon	1/18/2022	(6)
JPY	73,800	USD	651	UBS AG	1/18/2022	(9)
JPY	100,700	USD	902	Goldman Sachs	1/18/2022	(26)
MYR	1,100	USD	262	HSBC Bank	1/19/2022	2
USD	988	MYR	4,170	HSBC Bank	1/19/2022	(13)
USD	1,252	JPY	142,600	Morgan Stanley	1/20/2022	12
AUD	340	USD	245	Standard Chartered Bank	1/20/2022	3
USD	238	JPY	27,300	HSBC Bank	1/20/2022	1
USD	500	JPY	57,400	Goldman Sachs	1/20/2022	1
NOK	2,145	EUR	214	UBS AG	1/20/2022	(1)
USD	589	EUR	520	Morgan Stanley	1/20/2022	(4)
EUR	309	NOK	3,150	Morgan Stanley	1/20/2022	(5)
JPY	101,800	USD	895	Bank of New York Mellon	1/20/2022	(9)
JPY	136,530	USD	1,204	HSBC Bank	1/20/2022	(17)
USD	252	COP	987,300	Goldman Sachs	2/14/2022	10
JPY	45,590	USD	404	Morgan Stanley	2/14/2022	(8)
						$(189)

American Funds Insurance Series	165

Global Balanced Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

									Unrealized
								Upfront	(depreciation)
Receive		Pay					Value at	premium	appreciation
	Payment		Payment	Expiration	Notional		12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$	375	$(3)	$—	$(3)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(28)	—	(28)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(10)	—	(10)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(25)	—	(25)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(4)	—	(4)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(4)	—	(4)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(4)	—	(4)
3-month USD-LIBOR	Quarterly	0.3302%	Semi-annual	9/21/2023		$643	5	—	5
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	NZ$	1,001	(7)	—	(7)
3-month USD-LIBOR	Quarterly	0.3792%	Semi-annual	9/28/2023		$697	5	—	5
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZ$	1,000	(7)	—	(7)
3-month USD-LIBOR	Quarterly	0.3842%	Semi-annual	9/29/2023		$697	5	—	5
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZ$	1,019	(7)	—	(7)
3-month USD-LIBOR	Quarterly	0.3975%	Semi-annual	9/30/2023		$708	5	—	5
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	NZ$	1,024	(8)	—	(8)
3-month USD-LIBOR	Quarterly	0.4557%	Semi-annual	10/14/2023		$697	5	—	5
3-month USD-LIBOR	Quarterly	0.4562%	Semi-annual	10/14/2023		697	5	—	5
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	NZ$	904	(6)	—	(6)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(7)	—	(7)
3-month USD-LIBOR	Quarterly	0.4692%	Semi-annual	10/15/2023		$697	5	—	5
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	NZ$	1,029	(6)	—	(6)
3-month USD-LIBOR	Quarterly	0.4917%	Semi-annual	10/18/2023		$699	4	—	4
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	NZ$	1,029	(6)	—	(6)
3-month USD-LIBOR	Quarterly	0.4997%	Semi-annual	10/19/2023		$894	5	—	5
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	NZ$	1,144	(6)	—	(6)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	3	—	3
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	3	—	3
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	— [11]	—	— [11]
0.3653%	Semi-annual	3-month USD-LIBOR	Quarterly	3/5/2024		$1,230	(16)	—	(16)
6.14%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	MXN	2,600	(6)	—	(6)
6.115%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		2,600	(6)	—	(6)
6.12%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		4,000	(10)	—	(10)
6.13%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		9,200	(22)	—	(22)
6.16%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026		5,200	(12)	—	(12)
6.15%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026		5,300	(13)	—	(13)
6.195%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026		2,700	(6)	—	(6)
6.23%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026		2,700	(6)	—	(6)
6.36%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026		2,300	(5)	—	(5)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		2,000	(3)	—	(3)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		2,600	(4)	—	(4)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		3,200	(5)	—	(5)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		8,900	(13)	—	(13)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		8,600	(13)	—	(13)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		11,300	(18)	—	(18)
7.235%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		900	— [11]	—	— [11]
7.22%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		900	— [11]	—	— [11]
7.20%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		1,840	(1)	—	(1)
7.205%	28-Day	28-day MXN-TIIE	28-Day	10/7/2026		2,060	(1)	—	(1)
7.66%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		6,100	3	—	3
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		6,000	3	—	3
7.62%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		3,701	1	—	1
7.59%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		2,500	1	—	1

166	American Funds Insurance Series

Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

									Unrealized
								Upfront	(depreciation)
Receive		Pay					Value at	premium	appreciation
	Payment		Payment	Expiration	Notional		12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026	MXN	7,639	$1	$—	$1
3-month USD-LIBOR	Quarterly	1.4822%	Semi-annual	3/5/2031		$450	2	—	2
								$—	$(237)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
					Value at	premium	depreciation
Reference	Financing	Payment	Expiration	Notional	12/31/2021	received	at 12/31/2021
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$1,410	$(34)	$(33)	$(1)
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	1,270	(37)	(36)	(1)
						$(69)	$(2)

Investments in affiliates10

	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2021	Additions	Reductions	gain	depreciation	12/31/2021	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Short-term securities 0.24%
Money market investments 0.24%
Capital Group Central Cash Fund 0.09%[9]	$24,329	$138,399	$161,601	$2	$(2)	$1,127	$20

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,614,000, which represented 6.12% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $548,000, which represented .12% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Rate represents the seven-day yield at 12/31/2021.
[10]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[11]	Amount less than one thousand.
American Funds Insurance Series	167

Global Balanced Fund (continued)

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

See notes to financial statements.

168	American Funds Insurance Series

The Bond Fund of America

(formerly Bond Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 97.12%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 44.09% U.S. Treasury 32.45%
U.S. Treasury 0.125% 2023	$39,035	$38,805
U.S. Treasury 0.125% 2023	28,515	28,272
U.S. Treasury 0.25% 2023	10,969	10,893
U.S. Treasury 0.25% 2024	250,000	247,108
U.S. Treasury 0.25% 2024	155,500	153,253
U.S. Treasury 0.375% 2024[1]	654,655	648,190
U.S. Treasury 0.375% 2024	77,000	76,058
U.S. Treasury 0.375% 2024	47,205	46,548
U.S. Treasury 0.375% 2024	26,455	26,111
U.S. Treasury 2.125% 2024	72,100	74,490
U.S. Treasury 2.125% 2024[1]	72,100	74,417
U.S. Treasury 0.375% 2025	200,000	193,932
U.S. Treasury 2.875% 2025[1]	96,200	102,271
U.S. Treasury 2.875% 2025	72,100	76,395
U.S. Treasury 0.375% 2026	40,000	38,722
U.S. Treasury 0.75% 2026	121,805	119,444
U.S. Treasury 0.75% 2026	78,035	76,470
U.S. Treasury 0.75% 2026	26,766	26,179
U.S. Treasury 1.25% 2026	4,880	4,880
U.S. Treasury 1.375% 2026[1]	75,000	75,490
U.S. Treasury 0.50% 2027	165,625	158,930
U.S. Treasury 0.50% 2027	136,920	130,717
U.S. Treasury 2.25% 2027[1]	120,200	126,271
U.S. Treasury 2.25% 2027[1]	72,100	75,580
U.S. Treasury 6.125% 2027	24,000	30,504
U.S. Treasury 1.25% 2028	79,480	78,735
U.S. Treasury 2.875% 2028	72,100	78,778
U.S. Treasury 1.375% 2031	301,095	297,352
U.S. Treasury 1.625% 2031	1,630	1,651
U.S. Treasury 1.125% 2040	124,213	108,948
U.S. Treasury 1.375% 2040	40,000	36,456
U.S. Treasury 1.75% 2041	16,261	15,763
U.S. Treasury 1.875% 2041	79,700	78,902
U.S. Treasury 3.00% 2049[1]	150,000	184,727
U.S. Treasury 1.25% 2050	21,285	18,108
U.S. Treasury 1.375% 2050	32,062	28,147
U.S. Treasury 1.875% 2051	37,365	37,112
U.S. Treasury 2.00% 2051[1]	619,330	632,147
U.S. Treasury 2.375% 2051[1]	20,208	22,358
		4,279,114

U.S. Treasury inflation-protected securities 11.64%
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	55,972	57,393
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	54,276	55,110
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	194,903	201,468
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	13,212	13,905
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	79,739	83,428
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	192,200	205,089
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	93,313	99,737
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	56,274	59,963
U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	13,215	14,260
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,179	28,066
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	92,614	100,778
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	169,481	184,450
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	117,580	126,957
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]	79,671	88,614
U.S. Treasury Inflation-Protected Security 0.50% 2028[1,2]	84,076	94,248

American Funds Insurance Series	169

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	$73,312	$82,410
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	18,754	20,999
U.S. Treasury Inflation-Protected Security 0.125% 2051[2]	15,704	18,599
		1,535,474

Total U.S. Treasury bonds & notes		5,814,588

Corporate bonds, notes & loans 32.85%
Financials 7.91%
ACE INA Holdings, Inc. 2.875% 2022	3,625	3,681
ACE INA Holdings, Inc. 3.35% 2026	2,025	2,173
ACE INA Holdings, Inc. 4.35% 2045	2,220	2,752
AerCap Holdings NV 6.50% 2025	1,798	2,056
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 2023	3,130	3,118
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.65% 2024	5,996	5,988
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	10,289	10,379
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	12,359	12,543
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	12,595	12,842
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033	5,120	5,219
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,254	1,309
Ally Financial, Inc. 5.125% 2024	1,500	1,640
Ally Financial, Inc. 8.00% 2031	8,479	11,668
Ally Financial, Inc. 8.00% 2031	7,070	10,020
American International Group, Inc. 4.20% 2028	9,875	11,025
Arthur J. Gallagher & Co. 3.50% 2051	1,073	1,136
ASB Bank, Ltd. 2.375% 2031[3]	1,575	1,567
Banco Santander, SA 1.722% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[4]	1,400	1,375
Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[4]	6,200	6,214
Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[4]	981	975
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[4]	7,989	7,935
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[4]	10,129	10,821
Bank of America Corp. 2.087% 2029 (USD-SOFR + 1.06% on 6/14/2028)[4]	682	678
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[4]	21,177	20,299
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[4]	49,520	48,742
Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[4]	2,226	2,238
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[4]	10,318	10,482
Bank of China, Ltd. (Hong Kong Branch) 3.875% 2025	236	254
Bank of China, Ltd. (Hong Kong Branch) 4.00% 2028	200	221
Bank of Nova Scotia 1.35% 2026	3,345	3,309
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	10,607
BNP Paribas 3.80% 2024[3]	18,775	19,703
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[3,4]	2,875	2,961
BNP Paribas 3.375% 2025[3]	6,425	6,750
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[3,4]	12,000	12,122
BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[3,4]	8,425	8,203
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[3,4]	3,375	3,311
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[3,4]	3,475	3,527
Capital One Financial Corp. 1.343% 2024 (USD-SOFR + 0.69% on 12/6/2023)[4]	6,200	6,240
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	1,126	1,081
CIT Group, Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[4]	5,410	5,591
CIT Group, Inc. 4.75% 2024	2,066	2,187
Citigroup, Inc. 4.60% 2026	1,800	1,987
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[4]	8,740	8,595
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[3,4]	4,450	4,462
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[3,4]	3,400	3,310
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[3,4]	12,000	12,196
Credit Suisse Group AG 3.80% 2023	12,925	13,396
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[3,4]	500	520

170	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[3,4]	$850	$869
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[3,4]	5,750	5,787
Credit Suisse Group AG 1.305% 2027 (USD-SOFR + 0.98% on 2/2/2026)[3,4]	10,950	10,590
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,4]	3,096	3,418
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[3,4]	7,369	7,506
Danske Bank AS 1.549% 2027 (UST Yield Curve Rate T Note Constant Maturity 1-year + 0.73% on 9/10/2026)[3,4]	2,990	2,923
Deutsche Bank AG 3.30% 2022	2,695	2,751
Deutsche Bank AG 5.00% 2022	2,675	2,687
Deutsche Bank AG 3.95% 2023	6,350	6,550
Deutsche Bank AG 0.898% 2024	2,500	2,479
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[4]	10,475	10,614
Deutsche Bank AG 3.70% 2024	7,700	8,095
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[4]	8,586	9,073
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[4]	42,264	42,211
Deutsche Bank AG 4.10% 2026	8,162	8,723
Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[4]	3,825	3,826
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[4]	2,900	3,056
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[4]	2,100	2,118
Deutsche Bank AG 3.729% 2032 (USD-SOFR + 2.757% on 1/14/2031)[4]	4,000	4,094
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[3,4]	1,200	1,184
Goldman Sachs Group, Inc. 5.75% 2022	4,800	4,815
Goldman Sachs Group, Inc. 1.217% 2023	6,030	6,047
Goldman Sachs Group, Inc. 1.431% 2027 (USD-SOFR + 0.795% on 3/9/2026)[4]	3,030	2,970
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[4]	13,275	13,014
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[4]	15,695	15,633
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[4]	9,600	10,451
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[4]	19,697	19,410
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[4]	7,605	7,668
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[4]	6,075	6,119
Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[4]	3,160	3,148
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[4]	1,750	1,910
Groupe BPCE SA 2.75% 2023[3]	6,875	7,019
Groupe BPCE SA 5.70% 2023[3]	28,166	30,291
Groupe BPCE SA 5.15% 2024[3]	5,481	5,939
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[3,4]	6,350	6,268
Hartford Financial Services Group, Inc. 2.90% 2051	713	704
HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[4]	5,270	5,284
HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[4]	2,628	2,579
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[4]	9,525	10,679
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[4]	6,490	6,517
Huarong Finance 2017 Co., Ltd. 4.25% 2027	6,335	6,417
Huarong Finance 2017 Co., Ltd. 4.75% 2027	669	692
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[5]	2,000	1,960
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[5]	397	379
Huarong Finance II Co., Ltd. 5.00% 2025	480	500
Huarong Finance II Co., Ltd. 5.50% 2025	6,669	7,011
Huarong Finance II Co., Ltd. 4.625% 2026	200	207
Huarong Finance II Co., Ltd. 4.875% 2026	2,106	2,188
Intesa Sanpaolo SpA 3.375% 2023[3]	10,035	10,256
Intesa Sanpaolo SpA 3.25% 2024[3]	770	802
Intesa Sanpaolo SpA 5.017% 2024[3]	68,143	73,061
Intesa Sanpaolo SpA 5.71% 2026[3]	15,400	17,049
Intesa Sanpaolo SpA 3.875% 2027[3]	6,250	6,635
Intesa Sanpaolo SpA 3.875% 2028[3]	1,986	2,103
Iron Mountain Information Management Services, Inc. 5.00% 2032[3]	2,060	2,112

American Funds Insurance Series	171

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
JPMorgan Chase & Co. 0.969% 2025 (USD-SOFR + 0.58% on 6/23/2024)[4]	$5,870	$5,816
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[4]	14,395	14,418
JPMorgan Chase & Co. 1.47% 2027 (USD-SOFR + 0.765% on 9/22/2026)[4]	5,965	5,850
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[4]	1,832	1,811
JPMorgan Chase & Co. 2.069% 2029 (USD-SOFR + 1.015% on 6/1/2028)[4]	2,453	2,434
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[4]	9,600	10,292
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[4]	11,980	13,412
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[4]	1,766	1,787
JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[4]	7,826	7,879
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[4]	4,802	4,869
Lloyds Banking Group PLC 2.438% 2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[4]	2,675	2,729
Lloyds Banking Group PLC 4.375% 2028	8,825	9,908
Marsh & McLennan Companies, Inc. 2.375% 2031	367	371
Marsh & McLennan Companies, Inc. 2.90% 2051	505	505
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[3,4]	1,405	1,921
MetLife, Inc. 3.60% 2025	3,490	3,767
Mitsubishi UFJ Financial Group, Inc. 0.962% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[4]	2,960	2,921
Mitsubishi UFJ Financial Group, Inc. 1.538% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[4]	6,200	6,093
Mitsubishi UFJ Financial Group, Inc. 1.64% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[4]	2,225	2,197
Mizuho Financial Group, Inc. 1.554% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[4]	4,615	4,543
Morgan Stanley 0.791% 2025 (USD-SOFR + 0.509% on 1/22/2024)[4]	3,065	3,035
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[4]	3,083	3,061
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[4]	2,300	2,372
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[4]	10,488	10,327
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[4]	33,694	32,991
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[4]	3,951	3,952
MSCI, Inc. 3.25% 2033[3]	2,750	2,785
Navient Corp. 6.75% 2025	425	468
OneMain Holdings, Inc. 7.125% 2026	250	285
PNC Financial Services Group, Inc. 2.854% 2022[4]	5,850	5,961
PNC Funding Corp. 3.30% 2022	8,700	8,724
Rede D’Or Finance SARL 4.50% 2030[3]	1,572	1,533
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,682
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[4]	1,530	1,577
Synchrony Financial 2.85% 2022	5,400	5,456
Synchrony Financial 4.375% 2024	3,640	3,842
Synchrony Financial 2.875% 2031	1,730	1,728
Toronto-Dominion Bank 2.00% 2031	3,510	3,464
Travelers Companies, Inc. 2.55% 2050	768	732
UBS Group AG 1.49% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[3,4]	4,000	3,904
UniCredit SpA 3.75% 2022[3]	2,545	2,564
UniCredit SpA 6.572% 2022[3]	11,295	11,312
UniCredit SpA 4.625% 2027[3]	1,395	1,530
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[3,4]	16,130	17,708
Vigorous Champion International, Ltd. 4.25% 2029	462	488
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[4]	20,480	21,005
Westpac Banking Corp. 1.953% 2028	4,305	4,291
		1,043,099

172	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 4.54%
Abu Dhabi National Energy Company PJSC (TAQA) 4.375% 2025[3]	$10,500	$11,432
AEP Texas, Inc. 3.45% 2051	1,475	1,489
Alabama Power Co. 3.00% 2052	3,880	3,880
Alfa Desarrollo SpA 4.55% 2051[3]	1,005	994
Ameren Corp. 4.50% 2049	2,875	3,670
Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,155
Comisión Federal de Electricidad 3.348% 2031[3]	6,000	5,894
Comisión Federal de Electricidad 3.875% 2033[3]	1,340	1,319
Comisión Federal de Electricidad 4.677% 2051[3]	6,050	5,704
Connecticut Light and Power Co. 2.05% 2031	1,775	1,751
Consumers Energy Co. 4.05% 2048	8,270	9,890
Consumers Energy Co. 3.75% 2050	5,625	6,476
Dominion Energy, Inc. 2.25% 2031	3,925	3,837
Duke Energy Corp. 3.75% 2024	3,826	4,020
Duke Energy Florida, LLC 3.40% 2046	5,669	5,996
Duke Energy Florida, LLC 3.00% 2051	711	718
Duke Energy Progress, LLC 3.70% 2028	3,750	4,113
Duke Energy Progress, LLC 2.00% 2031	1,775	1,736
Duke Energy Progress, LLC 2.50% 2050	644	597
Edison International 3.125% 2022	2,900	2,946
Edison International 3.55% 2024	6,850	7,169
Edison International 4.95% 2025	175	190
Edison International 5.75% 2027	3,181	3,629
Edison International 4.125% 2028	3,644	3,849
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[4]	€7,600	8,700
Emera US Finance LP 0.833% 2024	$600	589
Emera US Finance LP 2.639% 2031	4,400	4,330
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[4]	1,425	1,644
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[3,4]	1,000	1,116
ENN Clean Energy International Investment, Ltd. 3.375% 2026[3]	1,310	1,304
Entergy Louisiana, LLC 4.20% 2048	6,325	7,542
Eversource Energy 2.75% 2022	527	528
Eversource Energy 3.80% 2023	5,000	5,251
FirstEnergy Corp. 1.60% 2026	20,066	19,414
FirstEnergy Corp. 3.50% 2028[3]	2,400	2,560
FirstEnergy Corp. 4.10% 2028[3]	425	467
FirstEnergy Corp. 2.25% 2030	13,707	13,215
FirstEnergy Corp. 2.65% 2030	12,524	12,399
FirstEnergy Corp., Series A, 3.35% 2022[4]	13,398	13,456
FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[4]	12,178	13,126
FirstEnergy Transmission LLC 2.866% 2028[3]	4,000	4,010
Florida Power & Light Company 2.875% 2051	6,900	7,016
Georgia Power Co. 3.70% 2050	275	293
Interchile SA 4.50% 2056[3]	465	495
Israel Electric Corp., Ltd. 4.25% 2028[3]	5,870	6,461
Jersey Central Power & Light Co. 2.75% 2032[3]	525	533
MidAmerican Energy Holdings Co. 2.70% 2052	1,053	1,025
Mississippi Power Co. 4.25% 2042	5,020	5,774
Monongahela Power Co. 3.55% 2027[3]	1,700	1,819
NextEra Energy Capital Holdings, Inc. 1.875% 2027	3,000	3,020
NextEra Energy Capital Holdings, Inc. 1.90% 2028	3,575	3,540
NextEra Energy Capital Holdings, Inc. 2.44% 2032	5,875	5,893
Oncor Electric Delivery Company, LLC 2.70% 2051[3]	300	289
Pacific Gas and Electric Co. 1.75% 2022	13,000	13,000
Pacific Gas and Electric Co. 1.367% 2023	11,550	11,481
Pacific Gas and Electric Co. 3.25% 2023	5,615	5,721
Pacific Gas and Electric Co. 3.40% 2024	2,000	2,070

American Funds Insurance Series	173

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 2.95% 2026	$10,850	$11,046
Pacific Gas and Electric Co. 3.15% 2026	27,543	28,180
Pacific Gas and Electric Co. 3.30% 2027	12,289	12,500
Pacific Gas and Electric Co. 3.30% 2027	5,850	5,957
Pacific Gas and Electric Co. 3.75% 2028	13,075	13,608
Pacific Gas and Electric Co. 4.65% 2028	7,900	8,624
Pacific Gas and Electric Co. 4.55% 2030	35,299	38,201
Pacific Gas and Electric Co. 2.50% 2031	19,695	18,784
Pacific Gas and Electric Co. 3.25% 2031	1,300	1,306
Pacific Gas and Electric Co. 3.30% 2040	8,898	8,266
Pacific Gas and Electric Co. 3.75% 2042	9,466	8,851
Pacific Gas and Electric Co. 4.75% 2044	336	349
Pacific Gas and Electric Co. 3.50% 2050	6,836	6,350
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,458
Public Service Electric and Gas Co. 1.90% 2031	775	755
Puget Energy, Inc. 5.625% 2022	8,004	8,114
Puget Energy, Inc. 3.65% 2025	300	317
San Diego Gas & Electric Co. 3.32% 2050	748	790
San Diego Gas & Electric Co. 2.95% 2051	6,804	6,865
Southern California Edison Co. 2.85% 2029	8,200	8,491
Southern California Edison Co. 4.20% 2029	11,000	12,278
Southern California Edison Co. 2.50% 2031	5,149	5,174
Southern California Edison Co. 5.35% 2035	6,450	8,043
Southern California Edison Co. 5.75% 2035	4,549	5,861
Southern California Edison Co. 5.625% 2036	7,051	8,895
Southern California Edison Co. 5.55% 2037	3,844	4,797
Southern California Edison Co. 5.95% 2038	5,121	6,632
Southern California Edison Co. 4.00% 2047	9,402	10,390
Southern California Edison Co. 4.125% 2048	8,048	9,049
Southern California Edison Co. 4.875% 2049	916	1,121
Southern California Edison Co. 3.65% 2050	7,331	7,777
Southern California Edison Co. 3.65% 2051	6,978	7,579
Southern California Edison Co., Series C, 3.60% 2045	2,717	2,790
Southwestern Electric Power Co. 1.65% 2026	3,550	3,524
Southwestern Electric Power Co. 3.25% 2051	2,270	2,256
Union Electric Co. 2.15% 2032	3,175	3,120
Virginia Electric and Power Co. 2.30% 2031	2,425	2,446
WEC Energy Group, Inc. 2.20% 2028	1,575	1,574
Wisconsin Electric Power Co. 2.85% 2051	375	369
Wisconsin Power and Light Co. 1.95% 2031	525	511
Wisconsin Power and Light Co. 3.65% 2050	1,075	1,211
Xcel Energy, Inc. 3.30% 2025	5,650	5,936
Xcel Energy, Inc. 1.75% 2027	5,660	5,613
Xcel Energy, Inc. 2.60% 2029	2,925	2,993
Xcel Energy, Inc. 2.35% 2031	8,500	8,467
		598,753

Energy 4.39%
Antero Resources Corp. 5.375% 2030[3]	280	300
Apache Corp. 4.625% 2025	645	693
Apache Corp. 4.25% 2030	2,465	2,679
Apache Corp. 5.35% 2049	800	915
Baker Hughes, a GE Co. 2.061% 2026	1,136	1,147
Canadian Natural Resources, Ltd. 2.05% 2025	754	762
Canadian Natural Resources, Ltd. 3.85% 2027	1,151	1,234
Canadian Natural Resources, Ltd. 2.95% 2030	1,113	1,128
Cenovus Energy, Inc. 5.375% 2025	2,763	3,052
Cenovus Energy, Inc. 4.25% 2027	18,067	19,707
Cenovus Energy, Inc. 2.65% 2032	2,969	2,908

174	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 5.25% 2037	$770	$911
Cenovus Energy, Inc. 5.40% 2047	15,180	18,942
Cheniere Energy Partners LP 3.25% 2032[3]	937	948
Cheniere Energy, Inc. 7.00% 2024	410	454
Cheniere Energy, Inc. 3.70% 2029	6,511	6,980
Chevron Corp. 2.355% 2022	4,800	4,861
Chevron Corp. 2.954% 2026	3,365	3,566
Chevron Corp. 3.078% 2050	692	737
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,869
DCP Midstream Operating LP 4.95% 2022	500	500
Devon Energy Corp. 4.50% 2030	5,197	5,582
Diamondback Energy, Inc. 4.40% 2051	2,016	2,316
DT Midstream, Inc. 4.125% 2029[3]	555	569
Enbridge Energy Partners LP 7.375% 2045	11,183	17,502
Enbridge, Inc. 4.00% 2023	1,500	1,567
Energy Transfer Operating LP 5.875% 2024	294	317
Energy Transfer Operating LP 2.90% 2025	4,402	4,551
Energy Transfer Operating LP 3.75% 2030	7,707	8,175
Energy Transfer Operating LP 5.00% 2050	14,895	17,181
Energy Transfer Partners LP 4.20% 2023	2,860	2,988
Energy Transfer Partners LP 4.50% 2024	4,915	5,212
Energy Transfer Partners LP 4.75% 2026	1,506	1,649
Energy Transfer Partners LP 4.95% 2028	4,559	5,133
Energy Transfer Partners LP 5.25% 2029	1,275	1,462
Energy Transfer Partners LP 6.125% 2045	8,946	11,152
Energy Transfer Partners LP 5.30% 2047	10,459	12,148
Energy Transfer Partners LP 6.00% 2048	1,241	1,545
Energy Transfer Partners LP 6.25% 2049	1,104	1,445
Energy Transfer Partners LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[4]	7,850	6,840
Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[4]	500	476
Enterprise Products Operating LLC 3.20% 2052	3,031	2,981
Enterprise Products Operating LLC 3.30% 2053	2,358	2,350
EQT Corp. 3.00% 2022	6,700	6,776
EQT Corp. 7.50% 2030[4]	7,500	9,649
EQT Corp. 3.625% 2031[3]	425	442
Equinor ASA 3.625% 2028	4,928	5,418
Equinor ASA 3.125% 2030	20,000	21,508
Equinor ASA 3.25% 2049	5,687	6,040
Exxon Mobil Corp. 3.043% 2026	4,625	4,897
Exxon Mobil Corp. 2.61% 2030	1,040	1,079
Kinder Morgan, Inc. 3.60% 2051	4,154	4,187
MPLX LP 1.75% 2026	5,557	5,507
MPLX LP 4.00% 2028	4,665	5,059
MPLX LP 2.65% 2030	2,404	2,396
MPLX LP 5.50% 2049	8,081	10,344
Odebrecht Drilling Norbe 1.00% PIK and 6.35% Cash 2026[3,6]	39	21
Odebrecht Drilling Norbe 0% perpetual bonds[3]	1,150	11
Oleoducto Central SA 4.00% 2027[3]	1,715	1,707
Oleoducto Central SA 4.00% 2027	350	348
ONEOK, Inc. 2.20% 2025	193	195
ONEOK, Inc. 5.85% 2026	896	1,028
ONEOK, Inc. 4.55% 2028	1,610	1,779
ONEOK, Inc. 3.10% 2030	540	551
ONEOK, Inc. 6.35% 2031	984	1,237
ONEOK, Inc. 5.20% 2048	10,168	12,317
ONEOK, Inc. 4.45% 2049	440	487
ONEOK, Inc. 4.50% 2050	1,266	1,406

American Funds Insurance Series	175

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 7.15% 2051	$3,275	$4,737
Petróleos Mexicanos 4.875% 2022	1,000	1,003
Petróleos Mexicanos 6.875% 2025[3]	3,663	4,007
Petróleos Mexicanos 6.875% 2025	1,337	1,462
Petróleos Mexicanos 6.875% 2026	43,810	48,228
Petróleos Mexicanos 6.50% 2027	31,829	33,997
Petróleos Mexicanos 6.50% 2029	3,409	3,543
Petróleos Mexicanos 6.70% 2032[3]	18,259	18,478
Petróleos Mexicanos 7.69% 2050	285	276
Qatar Petroleum 1.375% 2026[3]	16,725	16,422
Qatar Petroleum 2.25% 2031[3]	18,400	18,273
Qatar Petroleum 3.125% 2041[3]	7,310	7,407
Qatar Petroleum 3.30% 2051[3]	2,185	2,257
SA Global Sukuk, Ltd. 0.946% 2024[3]	9,410	9,278
SA Global Sukuk, Ltd. 1.602% 2026[3]	25,336	24,975
SA Global Sukuk, Ltd. 2.694% 2031[3]	4,680	4,716
Sabine Pass Liquefaction, LLC 5.625% 2023[4]	1,000	1,046
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,705
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,110
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,030
Saudi Arabian Oil Co. 2.875% 2024[3]	4,885	5,049
Shell International Finance BV 3.875% 2028	9,410	10,525
Shell International Finance BV 2.75% 2030	1,186	1,240
Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029	3,743	3,911
Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029[3]	3,419	3,563
Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029	460	479
Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029[3]	1,183	1,236
Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[4]	495	545
Suncor Energy, Inc. 3.75% 2051	552	594
Sunoco Logistics Operating Partners LP 5.40% 2047	5,641	6,634
Targa Resources Partners LP 5.375% 2027	175	181
Total Capital Canada, Ltd. 2.75% 2023	2,140	2,200
Total Capital International 3.455% 2029	885	960
TransCanada PipeLines, Ltd. 4.10% 2030	1,578	1,762
Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[4]	2,782	2,911
Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[4]	2,202	2,424
Western Midstream Operating, LP 6.50% 2050 (6.25% on 2/1/2022)[4]	3,079	3,646
Williams Partners LP 4.50% 2023	500	527
Williams Partners LP 4.30% 2024	595	628
		578,788

Consumer discretionary 3.99%
Allied Universal Holdco LLC 4.625% 2028[3]	335	335
Amazon.com, Inc. 1.65% 2028	6,855	6,871
Amazon.com, Inc. 2.10% 2031	7,155	7,259
Amazon.com, Inc. 2.875% 2041	1,480	1,540
Amazon.com, Inc. 3.10% 2051	9,380	10,039
Amazon.com, Inc. 3.25% 2061	4,100	4,426
Atlas LuxCo 4 SARL 4.625% 2028[3]	255	251
Bayerische Motoren Werke AG 1.25% 2026[3]	100	99
Bayerische Motoren Werke AG 1.95% 2031[3]	620	604
Daimler Trucks Finance North America, LLC 1.125% 2023[3]	3,015	3,017
Daimler Trucks Finance North America, LLC 1.625% 2024[3]	4,950	4,990
Daimler Trucks Finance North America, LLC 2.00% 2026[3]	2,460	2,472
Daimler Trucks Finance North America, LLC 2.375% 2028[3]	3,975	3,996
Daimler Trucks Finance North America, LLC 2.50% 2031[3]	9,625	9,631
DaimlerChrysler North America Holding Corp. 1.75% 2023[3]	8,000	8,082
DaimlerChrysler North America Holding Corp. 3.35% 2023[3]	2,000	2,056
Ford Motor Credit Company LLC 5.125% 2025	3,870	4,214

176	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC 3.815% 2027	$3,790	$4,013
Ford Motor Credit Company LLC 4.125% 2027	39,080	42,231
Ford Motor Credit Company LLC 4.271% 2027	18,542	19,954
Ford Motor Credit Company LLC 5.113% 2029	4,205	4,785
General Motors Company 5.40% 2023	421	451
General Motors Company 4.35% 2025	11,358	12,229
General Motors Company 6.125% 2025	28,743	33,046
General Motors Company 6.80% 2027	1,030	1,265
General Motors Company 5.40% 2048	7,200	9,208
General Motors Financial Co. 3.55% 2022	3,703	3,757
General Motors Financial Co. 3.25% 2023	964	985
General Motors Financial Co. 1.05% 2024	4,200	4,180
General Motors Financial Co. 3.50% 2024	9,945	10,447
General Motors Financial Co. 3.95% 2024	3,969	4,179
General Motors Financial Co. 5.10% 2024	1,081	1,160
General Motors Financial Co. 2.75% 2025	3,819	3,944
General Motors Financial Co. 2.90% 2025	1,032	1,068
General Motors Financial Co. 1.25% 2026	5,450	5,338
General Motors Financial Co. 2.70% 2027	6,079	6,188
General Motors Financial Co. 2.40% 2028	13,909	13,977
General Motors Financial Co. 2.40% 2028	464	463
General Motors Financial Co. 3.60% 2030	465	496
General Motors Financial Co. 2.35% 2031	6,075	5,920
General Motors Financial Co. 2.70% 2031	6,075	6,060
Grand Canyon University 4.125% 2024	4,190	4,289
Home Depot, Inc. 2.95% 2029	6,081	6,484
Home Depot, Inc. 4.50% 2048	1,915	2,482
Hyundai Capital America 2.85% 2022[3]	4,118	4,190
Hyundai Capital America 3.00% 2022[3]	4,500	4,547
Hyundai Capital America 3.25% 2022[3]	1,521	1,550
Hyundai Capital America 3.95% 2022[3]	8,000	8,019
Hyundai Capital America 1.25% 2023[3]	3,150	3,149
Hyundai Capital America 2.375% 2023[3]	9,977	10,118
Hyundai Capital America 0.875% 2024[3]	2,780	2,728
Hyundai Capital America 1.00% 2024[3]	2,750	2,704
Hyundai Capital America 3.40% 2024[3]	8,180	8,535
Hyundai Capital America 1.80% 2025[3]	12,714	12,656
Hyundai Capital America 2.65% 2025[3]	13,054	13,387
Hyundai Capital America 1.30% 2026[3]	6,000	5,834
Hyundai Capital America 1.50% 2026[3]	8,310	8,086
Hyundai Capital America 1.65% 2026[3]	7,275	7,138
Hyundai Capital America 2.375% 2027[3]	6,264	6,236
Hyundai Capital America 3.00% 2027[3]	10,408	10,777
Hyundai Capital America 1.80% 2028[3]	6,000	5,803
Hyundai Capital America 2.00% 2028[3]	5,900	5,757
Hyundai Capital America 2.10% 2028[3]	4,400	4,278
Hyundai Capital Services, Inc. 1.25% 2026[3]	3,695	3,608
Limited Brands, Inc. 6.875% 2035	740	921
Marriott International, Inc. 5.75% 2025	330	372
Marriott International, Inc. 3.125% 2026	410	426
Marriott International, Inc. 2.75% 2033	850	826
McDonald’s Corp. 2.125% 2030	2,482	2,473
McDonald’s Corp. 4.45% 2047	3,535	4,323
McDonald’s Corp. 3.625% 2049	2,938	3,257
Meituan Dianping 3.05% 2030[3]	3,200	2,965
MGM Resorts International 7.75% 2022	2,000	2,028
NIKE, Inc. 3.25% 2040	6,171	6,727
NIKE, Inc. 3.875% 2045	1,560	1,876
Nissan Motor Co., Ltd. 2.60% 2022[3]	1,415	1,430

American Funds Insurance Series	177

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Nissan Motor Co., Ltd. 3.043% 2023[3]	$240	$246
Nissan Motor Co., Ltd. 3.522% 2025[3]	800	839
Nissan Motor Co., Ltd. 2.00% 2026[3]	12,000	11,832
Nissan Motor Co., Ltd. 4.345% 2027[3]	1,790	1,934
Nissan Motor Co., Ltd. 2.75% 2028[3]	11,200	11,130
Nissan Motor Co., Ltd. 4.81% 2030[3]	17,533	19,629
Sands China, Ltd. 2.30% 2027[3]	2,368	2,232
Starbucks Corp. 3.75% 2047	3,785	4,178
Stellantis Finance US, Inc. 1.711% 2027[3]	3,500	3,442
Stellantis Finance US, Inc. 2.691% 2031[3]	4,280	4,213
Toyota Motor Credit Corp. 3.375% 2030	6,664	7,311
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[3]	425	450
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	15,000	15,847
Volkswagen Group of America Finance, LLC 2.85% 2024[3]	2,996	3,100
Volkswagen Group of America Finance, LLC 1.25% 2025[3]	1,150	1,126
Volkswagen Group of America Finance, LLC 3.35% 2025[3]	2,636	2,775
Wyndham Destinations, Inc. 6.625% 2026[3]	675	749
Wynn Resorts, Ltd. 5.125% 2029[3]	410	417
		526,655

Health care 3.53%
Abbott Laboratories 3.75% 2026	2,244	2,481
Abbott Laboratories 4.75% 2036	4,565	5,835
AbbVie, Inc. 3.20% 2022	9,600	9,764
AbbVie, Inc. 3.20% 2029	23,754	25,424
Amgen, Inc. 2.45% 2030	10,000	10,189
Anthem, Inc. 2.375% 2025	1,534	1,583
AstraZeneca Finance LLC 1.75% 2028	1,429	1,422
AstraZeneca Finance LLC 2.25% 2031	2,087	2,104
AstraZeneca PLC 4.00% 2029	5,920	6,692
AstraZeneca PLC 3.00% 2051	1,437	1,510
Bausch Health Companies, Inc. 4.875% 2028[3]	830	848
Baxter International, Inc. 2.539% 2032[3]	3,906	3,950
Bayer US Finance II LLC 4.25% 2025[3]	17,570	19,021
Boston Scientific Corp. 3.375% 2022	350	354
Boston Scientific Corp. 3.85% 2025	255	274
Centene Corp. 4.25% 2027	14,860	15,517
Centene Corp. 2.45% 2028	12,410	12,243
Centene Corp. 4.625% 2029	14,945	16,143
Centene Corp. 3.375% 2030	15,718	16,033
Centene Corp. 2.50% 2031	8,550	8,338
Centene Corp. 2.625% 2031	2,510	2,464
Cigna Corp. 4.375% 2028	6,843	7,782
Danaher Corp. 2.80% 2051	1,090	1,078
EMD Finance LLC 2.95% 2022[3]	2,100	2,102
GlaxoSmithKline PLC 3.375% 2023	16,800	17,401
Kaiser Foundation Hospitals 2.81% 2041	910	917
Laboratory Corporation of America Holdings 1.55% 2026	1,210	1,197
Laboratory Corporation of America Holdings 2.70% 2031	805	818
Laboratory Corporation of America Holdings 4.70% 2045	4,160	5,075
Merck & Co., Inc. 1.70% 2027	3,093	3,113
Merck & Co., Inc. 2.15% 2031	5,845	5,866
Merck & Co., Inc. 2.75% 2051	808	801
Merck & Co., Inc. 2.90% 2061	1,275	1,271
Novartis Capital Corp. 1.75% 2025	2,361	2,396
Novartis Capital Corp. 2.20% 2030	5,446	5,533
Roche Holdings, Inc. 1.93% 2028[3]	7,845	7,898
Roche Holdings, Inc. 2.076% 2031[3]	14,737	14,706
Roche Holdings, Inc. 2.607% 2051[3]	3,525	3,468

178	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Shire PLC 3.20% 2026	$14,673	$15,581
Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	48,202
Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	64,830
Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	28,608
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	39,506
Thermo Fisher Scientific, Inc. 1.75% 2028	398	396
Thermo Fisher Scientific, Inc. 2.00% 2031	1,235	1,218
Thermo Fisher Scientific, Inc. 2.80% 2041	689	698
UnitedHealth Group, Inc. 3.35% 2022	4,385	4,456
UnitedHealth Group, Inc. 3.75% 2025	5,410	5,871
UnitedHealth Group, Inc. 2.30% 2031	1,626	1,656
UnitedHealth Group, Inc. 3.05% 2041	1,300	1,362
UnitedHealth Group, Inc. 3.25% 2051	1,887	2,046
Zimmer Holdings, Inc. 3.15% 2022	7,845	7,861
		465,902

Industrials 2.72%
ADT Security Corp. 4.125% 2029[3]	510	503
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.75% 2026	2,841	2,789
Aeropuerto International de Tocume SA 4.00% 2041[3]	730	745
Aeropuerto International de Tocume SA 5.125% 2061[3]	565	594
Air Lease Corp. 0.80% 2024	3,175	3,112
Air Lease Corp. 2.875% 2026	11,453	11,824
Air Lease Corp. 2.10% 2028	2,450	2,365
Avolon Holdings Funding, Ltd. 3.625% 2022[3]	2,810	2,828
Avolon Holdings Funding, Ltd. 3.95% 2024[3]	12,514	13,120
Avolon Holdings Funding, Ltd. 2.125% 2026[3]	8,333	8,186
Avolon Holdings Funding, Ltd. 4.25% 2026[3]	3,302	3,503
Avolon Holdings Funding, Ltd. 2.528% 2027[3]	2,142	2,082
Avolon Holdings Funding, Ltd. 3.25% 2027[3]	8,000	8,062
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[4]	1,680	1,871
Boeing Company 4.508% 2023	11,358	11,866
Boeing Company 1.95% 2024	5,646	5,713
Boeing Company 2.80% 2024	500	514
Boeing Company 4.875% 2025	34,682	37,974
Boeing Company 2.196% 2026	16,571	16,581
Boeing Company 2.75% 2026	16,588	17,079
Boeing Company 3.10% 2026	649	677
Boeing Company 2.70% 2027	6,473	6,586
Boeing Company 5.04% 2027	15,716	17,709
Boeing Company 3.25% 2028	11,379	11,867
Boeing Company 3.25% 2028	1,925	1,996
Boeing Company 5.15% 2030	42,874	49,993
Boeing Company 3.625% 2031	1,602	1,710
Boeing Company 3.90% 2049	1,411	1,483
Boeing Company 5.805% 2050	4,122	5,592
Canadian Pacific Railway, Ltd. 1.75% 2026	1,982	1,990
Canadian Pacific Railway, Ltd. 2.45% 2031	3,080	3,144
Canadian Pacific Railway, Ltd. 3.00% 2041	1,234	1,264
Canadian Pacific Railway, Ltd. 3.10% 2051	2,432	2,506
Carrier Global Corp. 3.377% 2040	15,000	15,705
Dun & Bradstreet Corp. 5.00% 2029[3]	2,798	2,867
General Dynamics Corp. 3.625% 2030	675	751
General Electric Capital Corp. 4.418% 2035	2,377	2,841
Lockheed Martin Corp. 1.85% 2030	1,159	1,140
Lockheed Martin Corp. 3.60% 2035	528	591
Lockheed Martin Corp. 4.50% 2036	440	539
Lockheed Martin Corp. 4.07% 2042	260	307

American Funds Insurance Series	179

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Lockheed Martin Corp. 2.80% 2050	$1,464	$1,463
Lockheed Martin Corp. 4.09% 2052	174	215
Mexico City Airport Trust 5.50% 2046	1,959	1,959
Mexico City Airport Trust 5.50% 2047	5,909	5,927
Mexico City Airport Trust 5.50% 2047[3]	1,132	1,135
Northrop Grumman Corp. 3.25% 2028	10,845	11,616
Raytheon Technologies Corp. 1.90% 2031	3,087	2,982
Raytheon Technologies Corp. 2.375% 2032	1,321	1,321
Raytheon Technologies Corp. 2.82% 2051	665	644
Raytheon Technologies Corp. 3.03% 2052	1,190	1,198
Republic Services, Inc. 2.375% 2033	1,635	1,629
Summit Digitel Infrastructure Private, Ltd. 2.875% 2031[3]	2,550	2,460
Triton Container International, Ltd. 1.15% 2024[3]	1,609	1,587
Triton Container International, Ltd. 3.15% 2031[3]	2,482	2,506
Union Pacific Corp. 2.15% 2027	2,213	2,274
Union Pacific Corp. 2.40% 2030	4,454	4,544
Union Pacific Corp. 2.375% 2031	5,554	5,667
Union Pacific Corp. 3.25% 2050	7,000	7,524
Union Pacific Corp. 2.95% 2052	1,405	1,425
United Rentals, Inc. 5.50% 2027	5,000	5,206
United Technologies Corp. 3.125% 2027	4,551	4,836
United Technologies Corp. 4.125% 2028	4,974	5,569
Vinci SA 3.75% 2029[3]	2,000	2,187
		358,443

Communication services 2.50%
AT&T, Inc. 0.90% 2024	13,000	12,948
AT&T, Inc. 1.70% 2026	19,000	18,920
AT&T, Inc. 1.65% 2028	4,700	4,604
AT&T, Inc. 4.30% 2030	15,940	17,959
AT&T, Inc. 2.55% 2033	15,003	14,691
AT&T, Inc. 3.30% 2052	1,200	1,178
AT&T, Inc. 3.50% 2053	24,595	24,860
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	4,800	4,950
CCO Holdings LLC and CCO Holdings Capital Corp. 2.25% 2029	2,970	2,900
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,590
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[3]	3,875	3,819
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,249
CenturyLink, Inc. 4.00% 2027[3]	21,434	21,773
Comcast Corp. 3.15% 2028	7,200	7,735
Comcast Corp. 2.65% 2030	7,500	7,786
Comcast Corp. 4.00% 2048	5,000	5,774
Netflix, Inc. 4.875% 2028	5,053	5,769
Netflix, Inc. 5.875% 2028	9,175	11,048
Netflix, Inc. 5.375% 2029[3]	8,758	10,415
Netflix, Inc. 4.875% 2030[3]	4,225	4,935
SBA Tower Trust 1.631% 2026[3]	6,741	6,640
Sirius XM Radio, Inc. 4.00% 2028[3]	675	680
Sprint Corp. 7.625% 2025	6,665	7,673
Tencent Holdings, Ltd. 2.39% 2030[3]	10,000	9,808
T-Mobile US, Inc. 3.50% 2025	3,275	3,472
T-Mobile US, Inc. 2.25% 2026[3]	1,954	1,962
T-Mobile US, Inc. 2.25% 2026	434	436
T-Mobile US, Inc. 2.625% 2026	9,691	9,752
T-Mobile US, Inc. 3.75% 2027	5,000	5,417
T-Mobile US, Inc. 2.40% 2029[3]	1,224	1,237
T-Mobile US, Inc. 2.625% 2029	3,117	3,076
T-Mobile US, Inc. 3.875% 2030	4,500	4,926
T-Mobile US, Inc. 2.875% 2031	7,913	7,829

180	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile US, Inc. 3.50% 2031	$9,000	$9,379
T-Mobile US, Inc. 3.50% 2031[3]	629	655
T-Mobile US, Inc. 3.00% 2041	2,100	2,054
T-Mobile US, Inc. 3.40% 2052[3]	12,280	12,246
Verizon Communications, Inc. 2.10% 2028	8,975	8,999
Verizon Communications, Inc. 4.329% 2028	1,539	1,750
Verizon Communications, Inc. 1.75% 2031	3,300	3,127
Verizon Communications, Inc. 2.55% 2031	8,375	8,458
Verizon Communications, Inc. 2.355% 2032[3]	4,743	4,679
Verizon Communications, Inc. 3.40% 2041	2,050	2,150
Verizon Communications, Inc. 2.875% 2050	3,000	2,855
Verizon Communications, Inc. 3.55% 2051	1,975	2,132
Vodafone Group PLC 4.375% 2028	10,000	11,262
Vodafone Group PLC 4.25% 2050	3,050	3,530
		330,087

Consumer staples 1.57%
7-Eleven, Inc. 1.80% 2031[3]	5,013	4,749
7-Eleven, Inc. 2.80% 2051[3]	5,000	4,649
Altria Group, Inc. 4.40% 2026	4,585	5,055
Altria Group, Inc. 4.50% 2043	1,585	1,646
Altria Group, Inc. 5.95% 2049	9,039	11,304
Anheuser-Busch InBev NV 4.75% 2029	7,500	8,737
Anheuser-Busch InBev NV 5.55% 2049	5,000	6,934
Anheuser-Busch InBev NV 4.50% 2050	1,355	1,674
British American Tobacco International Finance PLC 3.95% 2025[3]	16,879	17,942
British American Tobacco International Finance PLC 1.668% 2026	4,070	4,000
British American Tobacco PLC 3.557% 2027	10,991	11,536
British American Tobacco PLC 2.259% 2028	4,348	4,241
British American Tobacco PLC 4.39% 2037	1,500	1,583
British American Tobacco PLC 4.54% 2047	12,786	13,403
British American Tobacco PLC 4.758% 2049	23,659	25,466
Conagra Brands, Inc. 5.30% 2038	436	552
Conagra Brands, Inc. 5.40% 2048	57	77
Constellation Brands, Inc. 3.50% 2027	7,500	8,075
Constellation Brands, Inc. 2.875% 2030	620	637
Constellation Brands, Inc. 2.25% 2031	1,487	1,455
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,335	2,379
JBS Luxembourg SARL 2.50% 2027[3]	3,880	3,841
JBS Luxembourg SARL 3.625% 2032[3]	1,430	1,438
JBS USA Lux SA 5.50% 2030[3]	435	474
JBS USA Lux SA 3.00% 2032[3]	3,430	3,434
Keurig Dr Pepper, Inc. 4.057% 2023	3,112	3,245
Keurig Dr Pepper, Inc. 4.597% 2028	10,752	12,238
Kraft Heinz Company 5.50% 2050	2,725	3,697
Molson Coors Brewing Co. 4.20% 2046	2,390	2,656
PepsiCo, Inc. 1.95% 2031	6,979	6,983
Philip Morris International, Inc. 4.25% 2044	9,550	10,928
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	3,110	3,144
PT Indofood CBP Sukses Makmur Tbk 4.745% 2051	685	706
Reynolds American, Inc. 4.45% 2025	14,570	15,748
Reynolds American, Inc. 5.85% 2045	1,970	2,399
		207,025

Information technology 1.02%
Analog Devices, Inc. 1.70% 2028	1,962	1,957
Analog Devices, Inc. 2.10% 2031	5,485	5,503
Analog Devices, Inc. 2.80% 2041	521	528
Analog Devices, Inc. 2.95% 2051	4,464	4,596

American Funds Insurance Series	181

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Apple, Inc. 2.70% 2051	$7,080	$7,017
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	7,027	7,623
Broadcom, Inc. 3.469% 2034[3]	34,812	36,483
Broadcom, Inc. 3.137% 2035[3]	1,164	1,172
Broadcom, Inc. 3.187% 2036[3]	4,803	4,802
Global Payments, Inc. 2.90% 2031	2,145	2,178
Microsoft Corp. 2.525% 2050	10,000	9,780
Oracle Corp. 1.65% 2026	8,417	8,359
Oracle Corp. 2.30% 2028	6,875	6,857
Oracle Corp. 2.875% 2031	7,393	7,446
Oracle Corp. 3.95% 2051	4,869	5,063
PayPal Holdings, Inc. 1.65% 2025	6,989	7,080
PayPal Holdings, Inc. 2.30% 2030	330	336
salesforce.com, inc. 1.95% 2031	3,775	3,743
salesforce.com, inc. 2.70% 2041	875	876
salesforce.com, inc. 2.90% 2051	8,295	8,463
salesforce.com, inc. 3.05% 2061	265	273
Square, Inc. 2.75% 2026[3]	1,975	1,980
Square, Inc. 3.50% 2031[3]	825	847
VeriSign, Inc. 2.70% 2031	1,494	1,504
		134,466

Real estate 0.53%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,575
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	173
American Campus Communities, Inc. 3.75% 2023	2,900	2,979
American Campus Communities, Inc. 3.875% 2031	620	688
American Tower Corp. 1.45% 2026	657	644
American Tower Corp. 2.30% 2031	1,180	1,147
American Tower Corp. 2.70% 2031	1,100	1,104
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[3]	395	388
Corporate Office Properties LP 2.00% 2029	1,139	1,096
Corporate Office Properties LP 2.75% 2031	1,547	1,540
Corporate Office Properties LP 2.90% 2033	564	552
Crown Castle International Corp. 2.50% 2031	5,218	5,185
Equinix, Inc. 2.90% 2026	3,287	3,407
Equinix, Inc. 3.20% 2029	3,846	4,046
Equinix, Inc. 2.50% 2031	7,760	7,763
Equinix, Inc. 3.40% 2052	1,201	1,227
Essex Portfolio LP 3.25% 2023	335	343
Essex Portfolio LP 3.875% 2024	1,000	1,053
Essex Portfolio LP 2.55% 2031	4,338	4,356
Extra Space Storage, Inc. 2.35% 2032	698	679
Fibra SOMA 4.375% 2031[3]	1,475	1,416
Hospitality Properties Trust 5.00% 2022	1,270	1,270
Hospitality Properties Trust 4.50% 2025	855	834
Hospitality Properties Trust 3.95% 2028	1,710	1,568
Howard Hughes Corp. 4.375% 2031[3]	675	683
Invitation Homes Operating Partnership LP 2.30% 2028	767	759
Invitation Homes Operating Partnership LP 2.00% 2031	2,048	1,931
Invitation Homes Operating Partnership LP 2.70% 2034	660	648
Iron Mountain, Inc. 4.875% 2027[3]	1,605	1,667
Iron Mountain, Inc. 5.25% 2028[3]	3,500	3,646
Iron Mountain, Inc. 5.25% 2030[3]	675	713
Kimco Realty Corp. 3.40% 2022	1,045	1,064
Omega Healthcare Investors, Inc. 4.375% 2023	186	194
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,055
Public Storage 1.50% 2026	766	765
Public Storage 1.95% 2028	993	990

182	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Public Storage 2.25% 2031	$699	$703
Scentre Group 3.50% 2025[3]	4,565	4,810
Sun Communities Operating LP 2.30% 2028	1,026	1,026
Sun Communities Operating LP 2.70% 2031	3,877	3,850
		69,537

Materials 0.15%
Air Products and Chemicals, Inc. 2.70% 2040	2,911	2,942
Ecolab, Inc. 1.65% 2027	835	839
Ecolab, Inc. 2.125% 2032	2,580	2,562
Ecolab, Inc. 2.70% 2051	335	330
Glencore Funding LLC 2.625% 2031[3]	790	769
Glencore Funding LLC 3.375% 2051[3]	370	357
Huntsman International LLC 2.95% 2031	741	752
International Flavors & Fragrances, Inc. 2.30% 2030[3]	3,536	3,470
LYB International Finance III, LLC 2.25% 2030	3,802	3,786
LYB International Finance III, LLC 3.625% 2051	2,617	2,777
Methanex Corp. 5.125% 2027	510	536
Nova Chemicals Corp. 4.25% 2029[3]	425	427
		19,547

Total corporate bonds, notes & loans		4,332,302

Mortgage-backed obligations 13.19%
Federal agency mortgage-backed obligations 10.58%
Fannie Mae Pool #976945 5.50% 2023[7]	12	12
Fannie Mae Pool #AB1068 4.50% 2025[7]	68	71
Fannie Mae Pool #256133 4.50% 2026[7]	97	103
Fannie Mae Pool #AB5236 3.00% 2027[7]	19	19
Fannie Mae Pool #AO0800 3.00% 2027[7]	15	16
Fannie Mae Pool #AL3802 3.00% 2028[7]	646	677
Fannie Mae Pool #AR3058 3.00% 2028[7]	92	96
Fannie Mae Pool #AL8241 3.00% 2029[7]	648	679
Fannie Mae Pool #AL9573 3.00% 2031[7]	74	78
Fannie Mae Pool #AS8018 3.00% 2031[7]	58	61
Fannie Mae Pool #BM4741 3.00% 2032[7]	39	41
Fannie Mae Pool #924866 1.515% 2037[5,7]	694	702
Fannie Mae Pool #945680 6.00% 2037[7]	586	679
Fannie Mae Pool #913966 6.00% 2037[7]	36	41
Fannie Mae Pool #889982 5.50% 2038[7]	1,138	1,304
Fannie Mae Pool #988588 5.50% 2038[7]	213	244
Fannie Mae Pool #AB1297 5.00% 2040[7]	219	246
Fannie Mae Pool #AI1862 5.00% 2041[7]	1,202	1,363
Fannie Mae Pool #AH9479 5.00% 2041[7]	1,023	1,155
Fannie Mae Pool #AH8144 5.00% 2041[7]	983	1,103
Fannie Mae Pool #AI3510 5.00% 2041[7]	740	839
Fannie Mae Pool #AJ0704 5.00% 2041[7]	629	714
Fannie Mae Pool #AJ5391 5.00% 2041[7]	400	453
Fannie Mae Pool #BM6240 2.05% 2044[5,7]	2,327	2,445
Fannie Mae Pool #AZ3904 4.00% 2045[7]	65	71
Fannie Mae Pool #AL8522 3.50% 2046[7]	1,087	1,170
Fannie Mae Pool #BD1968 4.00% 2046[7]	1,464	1,578
Fannie Mae Pool #BE0592 4.00% 2046[7]	400	427
Fannie Mae Pool #BD5477 4.00% 2046[7]	182	196
Fannie Mae Pool #CA0770 3.50% 2047[7]	5,944	6,300
Fannie Mae Pool #CA0706 4.00% 2047[7]	124	133
Fannie Mae Pool #MA3058 4.00% 2047[7]	55	59
Fannie Mae Pool #BM4413 4.50% 2047[7]	3,923	4,242
Fannie Mae Pool #BF0293 3.00% 2048[7]	8,572	9,056
Fannie Mae Pool #FM4891 3.50% 2048[7]	26,213	28,005

American Funds Insurance Series	183

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0318 3.50% 2048[7]	$7,480		$8,024
Fannie Mae Pool #CA1189 3.50% 2048[7]	1,766		1,870
Fannie Mae Pool #MA3384 4.00% 2048[7]	142		152
Fannie Mae Pool #BJ9169 4.00% 2048[7]	90		96
Fannie Mae Pool #BJ5749 4.00% 2048[7]	22		24
Fannie Mae Pool #BM4676 4.00% 2048[7]	16		18
Fannie Mae Pool #CA2493 4.50% 2048[7]	925		994
Fannie Mae Pool #CA3807 3.00% 2049[7]	1,609		1,696
Fannie Mae Pool #CA3806 3.00% 2049[7]	984		1,039
Fannie Mae Pool #FM0007 3.50% 2049[7]	18,754		19,993
Fannie Mae Pool #FM1954 3.50% 2049[7]	8,665		9,245
Fannie Mae Pool #FM1589 3.50% 2049[7]	5,396		5,740
Fannie Mae Pool #FM1262 4.00% 2049[7]	30,031		32,195
Fannie Mae Pool #FM5507 3.00% 2050[7]	19,793		20,828
Fannie Mae Pool #BF0145 3.50% 2057[7]	14,350		15,549
Fannie Mae Pool #BF0264 3.50% 2058[7]	10,884		11,741
Fannie Mae Pool #BF0332 3.00% 2059[7]	23,948		25,375
Fannie Mae Pool #BF0497 3.00% 2060[7]	20,048		21,164
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[5,7]	—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	9		10
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[7]	21		25
Fannie Mae, Series 2002-W1, Class 2A, 5.199% 2042[5,7]	25		27
Freddie Mac Pool #ZK4277 3.00% 2027[7]	338		355
Freddie Mac Pool #ZK3970 3.00% 2027[7]	115		120
Freddie Mac Pool #ZS6521 3.00% 2027[7]	83		87
Freddie Mac Pool #ZK4162 3.00% 2027[7]	30		31
Freddie Mac Pool #ZS8463 3.00% 2027[7]	4		4
Freddie Mac Pool #ZK4039 3.00% 2027[7]	4		4
Freddie Mac Pool #ZS8507 3.00% 2028[7]	154		162
Freddie Mac Pool #ZK7590 3.00% 2029[7]	3,361		3,542
Freddie Mac Pool #ZK7593 3.00% 2029[7]	170		178
Freddie Mac Pool #ZT1931 3.00% 2033[7]	198		208
Freddie Mac Pool #A15120 5.50% 2033[7]	58		64
Freddie Mac Pool #QN1073 3.00% 2034[7]	69		73
Freddie Mac Pool #G05196 5.50% 2038[7]	62		72
Freddie Mac Pool #G05267 5.50% 2038[7]	47		54
Freddie Mac Pool #G06020 5.50% 2039[7]	88		101
Freddie Mac Pool #A93948 4.50% 2040[7]	193		214
Freddie Mac Pool #G05860 5.50% 2040[7]	324		371
Freddie Mac Pool #G06868 4.50% 2041[7]	209		231
Freddie Mac Pool #G06841 5.50% 2041[7]	527		603
Freddie Mac Pool #841039 2.186% 2043[5,7]	2,047		2,160
Freddie Mac Pool #Z40130 3.00% 2046[7]	24,229		25,737
Freddie Mac Pool #G61733 3.00% 2047[7]	5,974		6,309
Freddie Mac Pool #ZT2100 3.00% 2047[7]	1,123		1,178
Freddie Mac Pool #G08789 4.00% 2047[7]	846		908
Freddie Mac Pool #G67709 3.50% 2048[7]	16,342		17,592
Freddie Mac Pool #G61628 3.50% 2048[7]	425		457
Freddie Mac Pool #Q58494 4.00% 2048[7]	1,459		1,563
Freddie Mac Pool #QA4673 3.00% 2049[7]	34,864		36,775
Freddie Mac Pool #SD7507 3.00% 2049[7]	1,945		2,047
Freddie Mac Pool #SD7508 3.50% 2049[7]	13,533		14,594
Freddie Mac Pool #RA1369 3.50% 2049[7]	2,499		2,664
Freddie Mac Pool #ZN4842 3.50% 2049[7]	955		1,021
Freddie Mac, Series 3061, Class PN, 5.50% 2035[7]	71		80
Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	175		198
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[7]	3,995		4,009
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[7]	200		200
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]	149		137

184	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[7]	$144	$130
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]	10,631	11,032
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]	2,387	2,491
Government National Mortgage Assn. 2.00% 2052[7,9]	26,184	26,423
Government National Mortgage Assn. 2.00% 2052[7,9]	18,106	18,238
Government National Mortgage Assn. 2.50% 2052[7,9]	35,056	35,902
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[7]	17,229	18,253
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[7]	2,420	2,554
Government National Mortgage Assn. Pool #MA6221 4.50% 2049[7]	7,791	8,243
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[7]	859	908
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[7]	52	56
Uniform Mortgage-Backed Security 1.50% 2037[7,9]	2,389	2,391
Uniform Mortgage-Backed Security 1.50% 2037[7,9]	1,561	1,565
Uniform Mortgage-Backed Security 2.00% 2037[7,9]	4,072	4,170
Uniform Mortgage-Backed Security 2.00% 2037[7,9]	3,653	3,734
Uniform Mortgage-Backed Security 3.00% 2037[7,9]	4,006	4,189
Uniform Mortgage-Backed Security 2.00% 2052[7,9]	85,780	85,150
Uniform Mortgage-Backed Security 2.00% 2052[7,9]	14,875	14,797
Uniform Mortgage-Backed Security 2.50% 2052[7,9]	419,953	426,467
Uniform Mortgage-Backed Security 2.50% 2052[7,9]	172,750	175,821
Uniform Mortgage-Backed Security 3.00% 2052[7,9]	146,150	151,417
Uniform Mortgage-Backed Security 3.50% 2052[7,9]	20,035	21,093
Uniform Mortgage-Backed Security 4.50% 2052[7,9]	15,000	16,071
		1,395,381

Collateralized mortgage-backed obligations (privately originated) 1.41%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[3,5,7]	4,092	4,074
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[3,7]	233	233
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.702% 2029[3,5,7]	2,709	2,711
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[3,5,7]	1,118	1,120
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[3,5,7]	816	825
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,5,7]	809	810
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[3,5,7]	3,936	3,927
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[3,5,7]	2,413	2,412
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,5,7]	410	413
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2061[3,5,7]	3,108	3,103
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[3,7]	1,612	1,626
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[3,5,7]	1,980	1,992
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[3,7]	3,254	3,566
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[3,7]	2,725	3,036
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[3,5,7]	8,254	8,269
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 2051[3,5,7]	2,433	2,435
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 2051[3,5,7]	2,315	2,329
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 2051[3,5,7]	2,261	2,261
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 2051[3,5,7]	2,160	2,159
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, (1-month USD-SOFR + 2.30%) 2.35% 2033[3,5,7]	600	612
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class M2, (1-month USD-SOFR + 1.65%) 1.70% 2034[3,5,7]	248	249
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M1, (1-month USD-SOFR + 0.85%) 0.90% 2041[3,5,7]	387	387
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (1-month USD-SOFR + 1.50%) 1.55% 2041[3,5,7]	3,243	3,244

American Funds Insurance Series	185

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M2, (1-month USD-SOFR + 1.80%) 1.85% 2041[3,5,7]	$275	$276
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[3,5,7]	4,923	4,907
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[3,7]	5,613	5,561
Home Partners of America Trust, Series 2021-2, Class B, 2.302% 2026[3,7]	999	988
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[3,5,7]	982	986
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[7]	240	258
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,5,7]	1,062	1,064
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[3,5,7]	998	991
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[3,4,7]	3,131	3,125
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[3,5,7]	16,160	16,149
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 2060[3,5,7]	3,993	3,932
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[3,5,7]	11,402	11,415
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.786% 2022[3,5,7]	25,588	25,621
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[3,5,7]	20,357	20,360
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 2056[3,5,7]	4,000	3,993
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[3,5,7]	6,722	6,713
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,7]	13,275	13,257
Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[3,7]	5,043	5,028
Verus Securitization Trust, Series 2021-7, Class A1, 1.829% 2066[3,5,7]	6,626	6,617
ZH Trust, Series 2021-2, Class A, 2.349% 2027[3,7]	2,295	2,294
		185,328

Commercial mortgage-backed securities 0.96%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[7]	100	111
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[7]	770	865
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[7]	1,018	1,092
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[7]	130	139
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[7]	205	225
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[5,7]	2,444	2,761
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[7]	295	301
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[7]	2,541	2,880
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[5,7]	781	899
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 0.95% 2026[3,5,7]	9,979	9,980
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 1.35% 2026[3,5,7]	339	338
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 1.60% 2026[3,5,7]	100	100
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 1.95% 2026[3,5,7]	151	151
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[3,5,7]	14,727	14,697
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 0.848% 2036[3,5,7]	12,622	12,627
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[3,5,7]	5,292	5,290
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[3,5,7]	570	567
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 1.407% 2036[3,5,7]	995	994
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.756% 2036[3,5,7]	996	994
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[3,5,7]	3,769	3,753
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.98% 2038[3,5,7]	436	434
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2038[3,5,7]	295	294
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.51% 2038[3,5,7]	746	743
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1-month USD-LIBOR + 1.40%) 1.51% 2036[3,5,7]	1,350	1,349
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[7]	250	264
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[7]	610	651

186	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[3,5,7]	$312	$326
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[7]	350	368
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.561% 2048[5,7]	204	213
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 2057[7]	1,332	1,377
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[7]	200	211
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[3,5,7]	2,865	2,873
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[3,5,7]	654	655
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[3,5,7]	891	893
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.36% 2038[3,5,7]	682	684
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[3,7]	1,897	1,898
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[7]	400	429
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[7]	100	112
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[7]	1,536	1,559
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[7]	3,280	3,439
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[7]	640	691
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[3,7]	785	802
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[5,7]	2,040	2,199
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[3,5,7]	4,555	4,560
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[3,5,7]	154	154
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[7]	5,446	5,716
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 2048[7]	410	429
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 2049[7]	245	266
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[7]	730	778
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.761% 2049[5,7]	208	216
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[3,5,7]	818	818
Motel 6 Trust, Series 2021-MTL6, Class B, (1-month USD-LIBOR + 1.20%) 1.31% 2038[3,5,7]	524	524
Motel 6 Trust, Series 2021-MTL6, Class C, (1-month USD-LIBOR + 1.50%) 1.61% 2038[3,5,7]	157	157
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[3,7]	4,674	4,795
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 0.686% 2036[3,5,7]	9,351	9,252
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 1.036% 2036[3,5,7]	1,000	990
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[3,5,7]	8,739	8,711
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 1.19% 2038[3,5,7]	263	262
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 1.439% 2038[3,5,7]	141	140
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 2048[7]	2,413	2,542
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.093% 2048[5,7]	220	227
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[7]	2,550	2,777

American Funds Insurance Series	187

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[7]		$1,019	$1,091
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[7]		250	266
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[7]		205	222
			126,121

Other mortgage-backed securities 0.24%
Nykredit Realkredit AS, Series 01E, 1.00% 2053[7]	DKr	110,520	15,947
Nykredit Realkredit AS, Series CCE, 1.00% 2050[7]		79,480	11,614
Realkredit Danmark AS 1.00% 2053[7]		30,000	4,332
			31,893

Total mortgage-backed obligations			1,738,723

Asset-backed obligations 4.17%
Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[3,7]		$2,210	2,317
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[3,7]		2,755	2,906
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[3,7]		7,689	7,885
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[3,7]		3,445	3,390
Aesop Funding LLC, Series 2021-1A, Class B, 1.63% 2027[3,7]		531	522
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,7]		2,427	2,458
Aesop Funding LLC, Series 2021-1A, Class C, 2.13% 2027[3,7]		193	190
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,7]		623	647
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[3,7]		1,279	1,362
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 2026[3,7]		701	697
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[3,7]		1,439	1,434
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[3,7]		2,602	2,621
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[3,7]		2,500	2,533
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 2027[3,7]		1,465	1,459
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 2027[3,7]		806	800
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 2027[7]		997	985
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 2027[7]		1,109	1,091
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 2027[7]		2,613	2,573
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[3,5,7]		575	575
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[3,7]		300	299
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 2034[3,7]		269	265
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 2046[3,7]		4,518	4,469
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 2046[3,7]		518	513
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[7]		400	410
CarMaxAuto Owner Trust, Series 2021-1, Class C, 0.94% 2026[7]		210	206
CarMaxAuto Owner Trust, Series 2021-1, Class D, 1.28% 2027[7]		206	203
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 2028[7]		538	538
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 2028[7]		884	887
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[3,7]		16,798	16,678
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class C, 3.602% 2037[3,7]		6,497	6,534
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class C, 5.75% 2037[3,7]		698	703
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[3,7]		1,062	1,050
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,7]		18,930	18,796
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,7]		1,992	1,960
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,7]		3,441	3,441
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,7]		373	372
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[3,7]		6,134	6,026
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[3,7]		1,943	1,916
CLI Funding VI LLC, Series 2020-2A, Class A, 2.03% 2045[3,7]		2,618	2,603
CLI Funding VI LLC, Series 2020-3A, Class A, 2.07% 2045[3,7]		5,530	5,501
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64% 2046[3,7]		4,376	4,283
CLI Funding VIII LLC, Series 2021-1A, Class B, 2.38% 2046[3,7]		491	484

188	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[3,7]	$58	$58
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[3,7]	284	285
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[3,7]	1,125	1,142
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[3,7]	3,045	3,079
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 2026[3,7]	694	689
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 2026[3,7]	590	584
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[3,7]	7,411	7,471
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[3,7]	1,900	1,886
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 2025[7]	2,524	2,521
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[7]	3,851	3,884
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[7]	2,220	2,236
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[7]	4,020	4,104
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 2027[7]	5,369	5,371
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 2029[7]	4,053	4,036
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[3,7]	558	562
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[3,7]	1,915	1,956
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[3,7]	1,392	1,401
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[3,7]	4,250	4,347
Drivetime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 2026[3,7]	825	819
Drivetime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 2026[3,7]	449	443
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[3,7]	817	819
Drivetime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 2027[3,7]	1,179	1,177
Drivetime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2027[3,7]	1,231	1,222
Drivetime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2027[3,7]	832	824
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[3,5,7]	389	389
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[3,7]	525	517
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[3,7]	2,755	2,770
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[3,7]	789	792
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 2025[7]	1,663	1,658
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[7]	780	784
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[3,7]	900	919
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[3,7]	5,000	5,116
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[3,7]	6,000	6,148
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 2026[7]	1,807	1,801
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[7]	1,012	1,020
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 2027[7]	2,612	2,586
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,7]	18,109	17,671
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 2038[3,7]	1,395	1,395
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[3,7]	17,675	18,371
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[3,7]	30,070	31,706
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[7]	2,625	2,657
FREED ABS Trust, Series 2021-2, Class A, 0.68% 2028[3,7]	785	784
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,7]	2,466	2,477
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[3,7]	1,579	1,569
GCI Funding I LLC, Series 2021-1, Class B, 3.04% 2046[3,7]	176	174
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,7]	3,329	3,338
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[3,7]	11,074	10,915
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[3,7]	3,083	3,050
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[3,7]	241	238
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[7]	301	307
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[7]	425	436
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,7,10]	8,590	8,571
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[3,7]	18,033	17,879
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[3,7]	1,171	1,161
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[3,7]	810	803
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[3,7]	19,539	19,292
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[3,7]	1,264	1,255
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[3,7]	859	854

American Funds Insurance Series	189

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 2026[3,7]	$1,935	$1,932
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 2026[3,7]	304	304
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[3,7]	2,692	2,684
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[3,5,7]	900	900
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[3,5,7]	877	877
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[3,7]	1,242	1,234
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 2026[3,7]	230	229
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 2069[3,7]	3,091	3,041
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,7]	5,177	5,105
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[3,7]	1,046	1,043
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[3,7]	4,724	4,718
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[3,5,7]	5,353	5,372
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[3,7]	417	411
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,7]	7,044	6,927
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[3,7]	16,153	15,938
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[3,7]	50,765	49,855
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[3,5,7]	275	275
Oportun Funding LLC, Series 2021-A, Class A, 1.21% 2028[3,7]	240	240
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.102% 2027[3,5,7]	733	733
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 1.182% 2027[3,5,7]	1,304	1,305
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[3,5,7]	1,682	1,683
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[3,5,7]	356	356
PFS Financing Corp., Series 2021-B, Class A, 0.775% 2026[3,7]	7,884	7,767
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[3,7]	2,190	2,209
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[3,7]	1,355	1,374
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 1.352% 2051[3,5,7]	1,020	1,020
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 2025[7]	1,510	1,507
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[7]	3,110	3,172
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 2026[7]	2,812	2,805
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[7]	3,344	3,354
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[7]	2,211	2,227
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 2027[7]	1,677	1,662
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 2027[7]	2,236	2,209
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 2027[7]	1,802	1,793
Slam, Ltd., Series 2021-1, Class A, 2.434% 2046[3,7]	2,823	2,775
Slam, Ltd., Series 2021-1, Class B, 3.422% 2046[3,7]	520	514
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[3,5,7]	475	475
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[3,7]	3,559	3,505
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[3,7]	472	469
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[3,7]	1,393	1,381
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[3,7]	1,598	1,593
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[3,7]	2,889	2,854
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,7]	3,379	3,362
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[3,7]	2,500	2,491
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 2045[3,7]	5,003	5,024
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[3,7]	6,770	6,599
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[3,7]	5,680	5,671
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2046[3,7]	404	399
TIF Funding II LLC, Series 2020-1A, Class A, 2.09% 2045[3,7]	4,784	4,756

190	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[3,7]		$3,926	$3,813
TIF Funding II LLC, Series 2021-1A, Class B, 2.54% 2046[3,7]		142	140
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,7]		6,000	6,199
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[3,7]		11,512	11,443
Triton Container Finance VIII LLC, Series 2021-1, Class A, 1.86% 2046[3,7]		4,621	4,536
Triton Container Finance VIII LLC, Series 2021-1A, Class B, 2.58% 2046[3,7]		381	376
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[3,7]		1,557	1,561
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 2026[3,7]		1,690	1,677
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 2026[3,7]		2,181	2,162
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 2026[3,7]		1,446	1,424
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[3,7]		3,023	3,032
			549,393

Municipals 1.63%
California 0.06%
G.O. Bonds, Series 2009, 7.50% 2034		2,100	3,217
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034		650	655
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022		3,775	3,796
			7,668

Illinois 1.49%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029		65	77
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039		30,835	38,117
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040		8,945	11,383
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 2025		2,500	2,391
G.O. Bonds, Series 2013-B, 4.11% 2022		750	756
G.O. Bonds, Series 2013-B, 4.31% 2023		2,125	2,206
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023		11,625	12,071
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033		107,000	123,760
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022		2,370	2,390
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023		3,210	3,386
			196,537

New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose),Series 2021-C, 2.202% 2034		6,390	6,309

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		4,075	4,126

Total municipals			214,640

Bonds & notes of governments & government agencies outside the U.S. 1.10%
Chile (Republic of) 3.10% 2041		2,340	2,294
China (People’s Republic of), Series INBK, 3.81% 2050	CNY	13,380	2,251
China (People’s Republic of), Series INBK, 3.72% 2051		48,340	8,051
Colombia (Republic of) 4.125% 2051		$3,120	2,543
Colombia (Republic of), Series B, 5.75% 2027	COP	24,813,800	5,515
Dominican Republic 5.95% 2027[3]		$8,100	9,032
Hungary (Republic of) 2.125% 2031[3]		2,135	2,106
Israel (State of) 3.375% 2050		4,750	5,148
Israel (State of) 3.875% 2050		4,775	5,585

American Funds Insurance Series	191

The Bond Fund of America (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Panama (Republic of) 3.87% 2060	$7,500	$7,528
Panama Bonos Del Tesoro 3.362% 2031	15,625	15,742
Paraguay (Republic of) 5.00% 2026	1,250	1,390
Peru (Republic of) 6.35% 2028	PEN5,840	1,541
Peru (Republic of) 5.94% 2029	6,005	1,542
Peru (Republic of) 2.783% 2031	$3,790	3,781
Peru (Republic of) 6.15% 2032	PEN12,950	3,260
Peru (Republic of) 3.00% 2034	$2,400	2,396
Philippines (Republic of) 3.20% 2046	4,900	4,995
Portuguese Republic 5.125% 2024	24,775	27,482
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[3]	1,020	1,095
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[3]	1,270	1,352
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[3]	340	388
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[3]	1,150	1,332
Qatar (State of) 4.50% 2028[3]	5,100	5,866
Qatar (State of) 5.103% 2048[3]	3,400	4,609
Saudi Arabia (Kingdom of) 3.628% 2027[3]	5,000	5,427
Saudi Arabia (Kingdom of) 3.625% 2028[3]	11,435	12,474
		144,725

Federal agency bonds & notes 0.09%
Fannie Mae 2.125% 2026	11,910	12,363

Total bonds, notes & other debt instruments (cost: $12,540,692,000)		12,806,734

Short-term securities 9.94%	Shares
Money market investments 9.94%
Capital Group Central Cash Fund 0.09%[11,12]	13,111,257	1,311,257

Total short-term securities (cost: $1,311,135,000)		1,311,257
Total investment securities 107.06% (cost: $13,851,827,000)		14,117,991
Other assets less liabilities (7.06)%		(931,412)

Net assets 100.00%		$13,186,579

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	2,771	September 2022	$687,173	$(1,383)
2 Year U.S. Treasury Note Futures	Long	227	March 2022	49,525	(16)
5 Year Euro-Bobl Futures	Short	70	March 2022	(10,619)	89
5 Year U.S. Treasury Note Futures	Short	2,794	March 2022	(338,008)	(321)
10 Year Euro-Bund Futures	Short	158	March 2022	(30,826)	594
10 Year U.S. Treasury Note Futures	Long	201	March 2022	26,224	(18)
10 Year Ultra U.S. Treasury Note Futures	Short	4,989	March 2022	(730,577)	(11,986)
20 Year U.S. Treasury Bond Futures	Long	1,948	March 2022	312,532	2,731
30 Year Ultra U.S. Treasury Bond Futures	Long	2,886	March 2022	568,903	10,333
					$23

192	American Funds Insurance Series

The Bond Fund of America (continued)

(formerly Bond Fund)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)
USD	6,217	COP	24,638,500	Citibank	1/7/2022	$162
USD	6,982	EUR	6,167	Morgan Stanley	1/10/2022	(41)
USD	3,204	PEN	13,100	UBS AG	1/10/2022	(76)
USD	6,180	JPY	700,950	Bank of New York Mellon	1/13/2022	86
USD	14,857	EUR	13,145	Morgan Stanley	1/13/2022	(112)
USD	1,628	PEN	6,625	Citibank	1/14/2022	(31)
USD	30,955	DKK	203,975	JPMorgan Chase	1/18/2022	(284)
EUR	1,140	USD	1,290	Morgan Stanley	1/20/2022	8
KRW	25,803,000	USD	21,724	Citibank	1/21/2022	(39)
USD	643	PEN	2,650	Morgan Stanley	8/26/2022	(10)
USD	830	PEN	3,440	Citibank	8/26/2022	(18)
						$(355)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	$87,775	$317	$—	$317
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(330)	—	(330)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	(1,450)	—	(1,450)
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	34,500	(2,268)	—	(2,268)
3-month USD-LIBOR	Quarterly	1.953%	Semi-annual	4/27/2051	23,100	(1,339)	—	(1,339)
3-month USD-LIBOR	Quarterly	1.9895%	Semi-annual	4/27/2051	35,700	(2,381)	—	(2,381)
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	(862)	—	(862)
3-month USD-LIBOR	Quarterly	2.0295%	Semi-annual	5/5/2051	30,800	(2,351)	—	(2,351)
3-month USD-LIBOR	Quarterly	1.759%	Semi-annual	6/24/2051	27,250	(321)	—	(321)
							$—	$(10,985)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation at 12/31/2021 (000)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	$30,400	$(2,779)	$(2,826)	$47

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2021 (000)
1.00%	Quarterly	CDX.NA.IG.37	12/20/2026	$47,440	$1,153	$1,126	$27

American Funds Insurance Series	193

The Bond Fund of America (continued)

(formerly Bond Fund)

Investments in affiliates12

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)
Short-term securities 9.94%
Money market investments 9.94%
Capital Group Central Cash Fund 0.09%[11]	$2,690,045	$5,412,096	$6,790,830	$(158)	$104	$1,311,257	$1,432

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $44,674,000, which represented .34% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,829,363,000, which represented 13.87% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $8,571,000, which represented .06% of the net assets of the fund.
[11]	Rate represents the seven-day yield at 12/31/2021.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations and symbols

Auth. = Authority

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

CNY = Chinese yuan renminbi

COP = Colombian pesos

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EUR/€ = Euros

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

PEN = Peruvian nuevos soles

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

194	American Funds Insurance Series

Capital World Bond Fund

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 92.93%	Principal amount (000)	Value (000)
Euros 16.19%
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€4,200	$5,164
Altria Group, Inc. 1.00% 2023	1,020	1,173
Altria Group, Inc. 1.70% 2025	1,600	1,894
Altria Group, Inc. 2.20% 2027	2,900	3,516
American Honda Finance Corp. 1.60% 2022	620	710
American Honda Finance Corp. 1.95% 2024	560	673
American Tower Corp. 0.45% 2027	2,525	2,844
American Tower Corp. 0.875% 2029	1,470	1,657
AT&T, Inc. 1.60% 2028	2,350	2,831
Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	6,719
Barclays Bank PLC 6.625% 2022	1,070	1,237
CaixaBank, SA 2.25% 2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	2,400	2,840
Comcast Corp. 0% 2026	2,365	2,658
Comcast Corp. 0.25% 2027	1,250	1,414
Comcast Corp. 0.25% 2029	955	1,064
Cote d’Ivoire (Republic of) 5.25% 2030	900	1,049
Cote d’Ivoire (Republic of) 5.875% 2031	840	985
Deutsche Telekom International Finance BV 7.50% 2033	200	388
Dow Chemical Co. 0.50% 2027	1,110	1,260
Egypt (Arab Republic of) 5.625% 2030	745	768
Equinor ASA 1.375% 2032	2,550	3,090
European Financial Stability Facility 0.40% 2025	6,000	6,996
European Union 0% 2031	1,905	2,155
European Union 0% 2035	220	240
European Union 0.20% 2036	1,500	1,672
French Republic O.A.T. 0% 2030	27,070	30,535
French Republic O.A.T. 0.50% 2040	2,080	2,315
French Republic O.A.T. 0.75% 2052	5,930	6,460
Germany (Federal Republic of) 0% 2030	14,570	16,997
Germany (Federal Republic of) 0% 2031	9,425	10,925
Germany (Federal Republic of) 0% 2031	1,240	1,441
Germany (Federal Republic of) 0% 2050	3,290	3,588
Germany (Federal Republic of) 0% 2052	230	248
Goldman Sachs Group, Inc. 3.375% 2025[2]	5,000	6,276
Goldman Sachs Group, Inc. 1.00% 2033[2]	2,705	3,034
Greece (Hellenic Republic of) 3.375% 2025	8,725	10,952
Greece (Hellenic Republic of) 0.75% 2031	1,660	1,796
Groupe BPCE SA 4.625% 2023	1,200	1,463
Groupe BPCE SA 1.00% 2025	2,900	3,392
Highland Holdings SARL 0.318% 2026	205	233
Honeywell International, Inc. 0.75% 2032	370	419
Intesa Sanpaolo SpA 6.625% 2023	510	640
Ireland (Republic of) 0.20% 2030	900	1,032
Ireland (Republic of) 0% 2031	1,500	1,668
Israel (State of) 2.875% 2024	1,180	1,431
Italy (Republic of) 1.85% 2025	21,390	25,759
Italy (Republic of) 0.95% 2027	1,745	2,029
Italy (Republic of) 0.25% 2028	15,970	17,735
Italy (Republic of) 2.80% 2028	5,828	7,571
Italy (Republic of) 1.35% 2030	1,657	1,950
Italy (Republic of) 1.65% 2030	7,400	8,864
JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	3,630
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	2,807
Morocco (Kingdom of) 3.50% 2024	1,400	1,707
Morocco (Kingdom of) 1.50% 2031	4,100	4,301
Petroleos Mexicanos 5.50% 2025	2,520	3,115
Philippines (Republic of) 0.25% 2025	1,470	1,670
Philippines (Republic of) 0.70% 2029	940	1,063
Portuguese Republic 0.475% 2030	1,610	1,863

American Funds Insurance Series	195

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Quebec (Province of) 0.25% 2031		€920	$1,030
Romania 1.75% 2030		2,560	2,726
Romania 3.624% 2030		3,660	4,527
Romania 2.00% 2032		1,605	1,701
Romania 2.00% 2033		2,900	3,017
Russian Federation 2.875% 2025		3,000	3,673
Russian Federation 2.875% 2025		1,500	1,837
Serbia (Republic of) 3.125% 2027		11,497	13,983
Serbia (Republic of) 1.50% 2029		4,943	5,455
Serbia (Republic of) 2.05% 2036		2,235	2,336
Spain (Kingdom of) 2.75% 2024		2,310	2,873
Spain (Kingdom of) 0.80% 2027		10,570	12,559
Spain (Kingdom of) 1.45% 2029		1,890	2,344
Spain (Kingdom of) 1.25% 2030		4,740	5,787
Spain (Kingdom of) 0.50% 2031		4,645	5,260
Spain (Kingdom of) 2.70% 2048		850	1,272
State Grid Europe Development PLC 1.50% 2022		194	221
State Grid Overseas Investment, Ltd. 1.25% 2022		765	877
State Grid Overseas Investment, Ltd. 1.375% 2025		441	521
State Grid Overseas Investment, Ltd. 2.125% 2030		200	247
Stryker Corp. 0.25% 2024		480	549
Stryker Corp. 0.75% 2029		980	1,124
Stryker Corp. 1.00% 2031		450	519
Toyota Motor Credit Corp. 0.125% 2027		1,850	2,077
Tunisia (Republic of) 6.75% 2023		5,209	4,975
Turkey (Republic of) 4.375% 2027		950	1,014
Ukraine 6.75% 2026		3,119	3,390
Ukraine 6.75% 2026		1,225	1,331
Ukraine 4.375% 2030		2,705	2,489
Verizon Communications, Inc. 0.375% 2029		3,470	3,889
			337,509

Chinese yuan renminbi 8.73%
Agricultural Development Bank of China 3.75% 2029	CNY	9,850	1,612
Agricultural Development Bank of China 2.96% 2030		90,980	14,112
China (People’s Republic of), Series INBK, 3.03% 2026		29,900	4,778
China (People’s Republic of), Series 1916, 3.12% 2026		70,970	11,387
China (People’s Republic of), Series INBK, 2.85% 2027		98,450	15,604
China (People’s Republic of), Series INBK, 3.28% 2027		11,860	1,921
China (People’s Republic of), Series INBK, 2.91% 2028		26,280	4,154
China (People’s Republic of), Series 1906, 3.29% 2029		73,800	11,905
China (People’s Republic of), Series INBK, 2.68% 2030		36,630	5,664
China (People’s Republic of), Series INBK, 3.27% 2030		58,490	9,494
China (People’s Republic of), Series 1910, 3.86% 2049		191,540	32,395
China (People’s Republic of), Series INBK, 3.39% 2050		8,370	1,307
China (People’s Republic of), Series INBK, 3.81% 2050		24,370	4,099
China Development Bank Corp., Series 1814, 4.15% 2025		20,900	3,433
China Development Bank Corp., Series 1909, 3.50% 2026		10,400	1,672
China Development Bank Corp., Series 1904, 3.68% 2026		11,700	1,895
China Development Bank Corp., Series 2009, 3.39% 2027		11,130	1,784
China Development Bank Corp., Series 2004, 3.43% 2027		26,540	4,263
China Development Bank Corp., Series 1805, 4.04% 2028		131,350	21,884
China Development Bank Corp., Series 1805, 4.88% 2028		33,380	5,791
China Development Bank Corp., Series 1905, 3.48% 2029		66,100	10,652
China Development Bank Corp., Series 2005, 3.07% 2030		78,250	12,226
			182,032

Japanese yen 8.56%
Export-Import Bank of India 0.59% 2022		¥400,000	3,475
Goldman Sachs Group, Inc. 2.80% 2022[2]		100,000	871
Groupe BPCE SA 0.64% 2022		400,000	3,478
Indonesia (Republic of) 0.54% 2022		100,000	871

196	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Intesa Sanpaolo SpA 1.36% 2022		¥600,000	$5,227
Japan, Series 18, 0.10% 2024[3]		1,029,096	9,099
Japan, Series 19, 0.10% 2024[3]		448,462	3,979
Japan, Series 21, 0.10% 2026[3]		994,500	8,896
Japan, Series 346, 0.10% 2027		2,525,700	22,163
Japan, Series 356, 0.10% 2029		3,529,000	31,021
Japan, Series 24, 0.10% 2029[3]		359,439	3,248
Japan, Series 116, 2.20% 2030		576,100	5,924
Japan, Series 26, 0.005% 2031[3]		509,959	4,608
Japan, Series 362, 0.10% 2031		737,200	6,450
Japan, Series 363, 0.10% 2031		657,300	5,741
Japan, Series 145, 1.70% 2033		1,851,000	18,905
Japan, Series 152, 1.20% 2035		987,100	9,664
Japan, Series 21, 2.30% 2035		720,000	8,008
Japan, Series 173, 0.40% 2040		492,000	4,250
Japan, Series 37, 0.60% 2050		694,500	5,919
Japan, Series 70, 0.70% 2051		925,450	8,090
Philippines (Republic of) 0.001% 2024		900,000	7,780
United Mexican States 0.62% 2022		100,000	870
			178,537

British pounds 3.84%
American Honda Finance Corp. 0.75% 2026		£1,420	1,858
France Télécom 5.375% 2050		300	663
Lloyds Banking Group PLC 7.625% 2025		655	1,052
United Kingdom 0.125% 2024		4,400	5,890
United Kingdom 1.00% 2024		14,820	20,229
United Kingdom 2.75% 2024		1,210	1,727
United Kingdom 0.125% 2026		425	561
United Kingdom 4.25% 2027		1,120	1,818
United Kingdom 0.375% 2030		4,970	6,423
United Kingdom 4.75% 2030		11,320	20,372
United Kingdom 0.875% 2033		2,765	3,677
United Kingdom 0.875% 2046		6,030	7,617
United Kingdom 0.625% 2050		2,805	3,340
United Kingdom 1.25% 2051		3,560	4,944
			80,171

Danish kroner 3.05%
Nordea Kredit 0.50% 2040[4]	DKr	18,573	2,701
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		140,271	20,390
Nykredit Realkredit AS, Series 01E, 0.50% 2043[4]		180,173	25,894
Nykredit Realkredit AS, Series 01E, 1.00% 2053[4]		90,474	13,054
Nykredit Realkredit AS, Series CCE, 1.00% 2050[4]		7,240	1,058
Realkredit Danmark AS 1.00% 2053[4]		2,800	404
			63,501

Canadian dollars 2.48%
Canada 1.00% 2022	C$	1,050	833
Canada 2.25% 2025		15,900	13,033
Canada 0.25% 2026		5,800	4,405
Canada 2.25% 2029		35,740	30,140
Canada 2.75% 2048		3,500	3,407
			51,818

Mexican pesos 1.83%
Petróleos Mexicanos 7.19% 2024	MXN	83,847	3,894
Petróleos Mexicanos 7.47% 2026		95,267	4,231
United Mexican States, Series M, 7.50% 2027		328,420	16,096
United Mexican States, Series M20, 8.50% 2029		140,400	7,262

American Funds Insurance Series	197

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mexican pesos (continued)
United Mexican States, Series M, 7.75% 2031	MXN	58,000	$2,866
United Mexican States, Series M30, 8.50% 2038		21,100	1,086
United Mexican States, Series M, 8.00% 2047		56,500	2,739
			38,174

Russian rubles 1.68%
Russian Federation 7.00% 2023	RUB	430,300	5,627
Russian Federation 6.90% 2029		403,750	4,976
Russian Federation 7.65% 2030		712,330	9,160
Russian Federation 5.90% 2031		79,600	902
Russian Federation 6.90% 2031		212,995	2,591
Russian Federation 8.50% 2031		475,380	6,450
Russian Federation 7.70% 2033		295,840	3,796
Russian Federation 7.25% 2034		121,920	1,504
			35,006

Malaysian ringgits 1.52%
Malaysia (Federation of), Series 0316, 3.90% 2026	MYR	5,900	1,464
Malaysia (Federation of), Series 0219, 3.885% 2029		24,615	6,035
Malaysia (Federation of), Series 0418, 4.893% 2038		45,447	11,922
Malaysia (Federation of), Series 0519, 3.757% 2040		40,283	9,238
Malaysia (Federation of), Series 0518, 4.921% 2048		3,322	870
Malaysia (Federation of), Series 0519, 4.638% 2049		4,521	1,110
Malaysia (Federation of), Series 0120, 4.065% 2050		4,652	1,092
			31,731

Australian dollars 1.05%
Australia (Commonwealth of), Series 163, 1.00% 2031	A$	31,864	21,812

Indonesian rupiah 0.74%
Indonesia (Republic of), Series 84, 7.25% 2026	IDR	22,733,000	1,730
Indonesia (Republic of), Series 56, 8.375% 2026		6,725,000	533
Indonesia (Republic of), Series 59, 7.00% 2027		51,565,000	3,885
Indonesia (Republic of), Series 78, 8.25% 2029		53,220,000	4,170
Indonesia (Republic of), Series 82, 7.00% 2030		39,572,000	2,882
Indonesia (Republic of), Series 68, 8.375% 2034		27,353,000	2,157
			15,357

Colombian pesos 0.71%
Colombia (Republic of), Series B, 5.75% 2027	COP	16,096,300	3,577
Colombia (Republic of), Series B, 7.00% 2031		19,961,800	4,536
Colombia (Republic of), Series B, 7.25% 2050		31,167,000	6,604
			14,717

Brazilian reais 0.46%
Brazil (Federative Republic of) 6.00% 2024[3]	BRL	52,110	9,535

South Korean won 0.42%
South Korea (Republic of), Series 2503, 1.50% 2025	KRW	5,183,670	4,315
South Korea (Republic of), Series 2712, 2.375% 2027		5,158,930	4,395
			8,710

Czech korunas 0.38%
Czech Republic 0% 2024	CZK	87,290	3,633
Czech Republic 1.25% 2025		102,510	4,402
			8,035

198	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Polish zloty 0.30%
Poland (Republic of), Series 0725, 3.25% 2025	PLN	21,220	$5,189
Poland (Republic of), Series 1029, 2.75% 2029		4,900	1,137
			6,326

Peruvian nuevos soles 0.26%
Peru (Republic of) 5.94% 2029	PEN	15,395	3,952
Peru (Republic of) 6.15% 2032		5,980	1,506
			5,458

Norwegian kroner 0.25%
Norway (Kingdom of) 1.75% 2025	NKr	45,475	5,200

Indian rupees 0.24%
India (Republic of) 5.15% 2025	INR	331,570	4,385
National Highways Authority of India 7.27% 2022		50,000	681
			5,066

Ukrainian hryvnia 0.24%
Ukraine 16.06% 2022	UAH	86,536	3,293
Ukraine 17.25% 2022		47,384	1,738
			5,031

Chilean pesos 0.18%
Chile (Republic of) 1.50% 2026[3]	CLP	713,154	823
Chile (Republic of) 4.50% 2026		50,000	57
Chile (Republic of) 5.00% 2028		955,000	1,087
Chile (Republic of) 1.90% 2030[3]		682,148	776
Chile (Republic of) 4.70% 2030		940,000	1,032
			3,775

South African rand 0.10%
South Africa (Republic of), Series R-2030, 8.00% 2030	ZAR	7,920	459
South Africa (Republic of), Series R-2048, 8.75% 2048		30,850	1,611
			2,070

Romanian leu 0.06%
Romania 4.75% 2025	RON	5,000	1,156

U.S. dollars 39.66%
7-Eleven, Inc. 0.95% 2026[2]		$520	504
7-Eleven, Inc. 1.30% 2028[2]		2,180	2,078
7-Eleven, Inc. 1.80% 2031[2]		2,015	1,909
AbbVie, Inc. 2.90% 2022		1,170	1,192
AbbVie, Inc. 3.20% 2022		200	203
Abu Dhabi (Emirate of) 2.50% 2025[2]		2,195	2,281
ACE INA Holdings, Inc. 2.875% 2022		195	198
ACE INA Holdings, Inc. 3.35% 2026		195	209
ACE INA Holdings, Inc. 4.35% 2045		425	527
Advisor Group Holdings, LLC 6.25% 2028[2]		425	442
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026		2,102	2,120
Aeropuerto International de Tocume SA 5.125% 2061[2]		660	693
Aetna, Inc. 2.80% 2023		340	348
AG Merger Sub II, Inc. 10.75% 2027[2]		311	346
Alabama Power Co. 3.00% 2052		980	980
Albertsons Companies, Inc. 3.50% 2029[2]		125	125
Alcoa Netherlands Holding BV 4.125% 2029[2]		75	77
Alexandria Real Estate Equities, Inc. 1.875% 2033		2,047	1,926
Allegheny Technologies, Inc. 4.875% 2029		70	70
Allegheny Technologies, Inc. 5.125% 2031		53	53

American Funds Insurance Series	199

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Alliant Holdings Intermediate, LLC 6.75% 2027[2]	$410	$426
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[2]	95	97
Allied Universal Holdco LLC 9.75% 2027[2]	235	251
Allied Universal Holdco LLC 6.00% 2029[2]	300	292
Allstate Corp. 0.75% 2025	1,563	1,524
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]	650	650
Altice France SA 5.125% 2029[2]	200	195
Altria Group, Inc. 5.95% 2049	131	164
Amazon.com, Inc. 1.50% 2030	2,040	1,979
Amazon.com, Inc. 2.50% 2050	2,500	2,387
American Airlines, Inc. 5.50% 2026[2]	135	141
American Airlines, Inc. 5.75% 2029[2]	135	145
American Campus Communities, Inc. 3.75% 2023	1,810	1,860
American Campus Communities, Inc. 4.125% 2024	1,195	1,277
American Electric Power Company, Inc. 1.00% 2025	250	245
Amgen, Inc. 1.90% 2025	580	591
Amgen, Inc. 2.20% 2027	445	456
Amipeace, Ltd. 2.50% 2024	4,100	4,226
AmWINS Group, Inc. 4.875% 2029[2]	45	46
Anglo American Capital PLC 2.25% 2028[2]	454	446
Anglo American Capital PLC 3.95% 2050[2]	521	554
Angola (Republic of) 9.50% 2025	2,400	2,576
Anheuser-Busch InBev NV 4.75% 2029	2,535	2,953
Anheuser-Busch InBev NV 4.50% 2050	2,250	2,780
Apache Corp. 4.375% 2028	126	137
Apple, Inc. 3.35% 2027	1,075	1,167
Apple, Inc. 2.40% 2050	1,100	1,036
Ardagh Group SA 6.50% Cash 2027[2,7]	210	217
Aretec Escrow Issuer, Inc. 7.50% 2029[2]	270	277
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[1]	1,921	677
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[1]	3,025	972
Artera Services, LLC 9.033% 2025[2]	200	212
Arthur J. Gallagher & Co. 3.50% 2051	34	36
Asbury Automotive Group, Inc. 4.625% 2029[2]	25	25
Asbury Automotive Group, Inc. 5.00% 2032[2]	35	36
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	120	120
Ascent Resources - Utica LLC 8.25% 2028[2]	230	240
Ascent Resources - Utica LLC 5.875% 2029[2]	100	96
Associated Materials, LLC 9.00% 2025[2]	400	428
AssuredPartners, Inc. 7.00% 2025[2]	200	202
AssuredPartners, Inc. 5.625% 2029[2]	230	224
AstraZeneca Finance LLC 1.75% 2028	685	682
AstraZeneca Finance LLC 2.25% 2031	100	101
AstraZeneca PLC 3.50% 2023	2,700	2,819
AstraZeneca PLC 3.00% 2051	657	690
AT&T, Inc. 3.50% 2053	2,070	2,092
Atkore, Inc. 4.25% 2031[2]	25	26
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[5,6]	150	150
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[5,6]	260	264
Avantor Funding, Inc. 3.875% 2029[2]	125	127
Axiata SPV2 Bhd. 2.163% 2030	651	645
Baidu, Inc. 3.425% 2030	675	709
Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[1]	6,260	6,274
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	870
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	3,745	3,720
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	4,780	4,705
Bausch Health Companies, Inc. 9.25% 2026[2]	275	291
Bausch Health Companies, Inc. 5.75% 2027[2]	200	208
Bausch Health Companies, Inc. 4.875% 2028[2]	185	189
Bausch Health Companies, Inc. 5.25% 2031[2]	210	185
Bayer AG 3.375% 2024[2]	840	879
Bayer US Finance II LLC 4.25% 2025[2]	203	220

200	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Bayerische Motoren Werke AG 2.95% 2022[2]	$3,675	$3,701
Bayerische Motoren Werke AG 3.90% 2025[2]	900	969
Bayerische Motoren Werke AG 4.15% 2030[2]	900	1,020
Beasley Mezzanine Holdings, LLC 8.625% 2026[2]	30	30
Belarus (Republic of) 6.875% 2023	4,955	4,912
Belarus (Republic of) 7.625% 2027	2,100	1,940
Berkshire Hathaway Energy Company 2.85% 2051	300	289
Black Knight, Inc. 3.625% 2028[2]	195	195
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	120	127
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[1]	575	579
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[5,6]	25	25
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	700	687
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	1,275	1,294
Boeing Company 5.15% 2030	4,000	4,664
Bombardier, Inc. 7.125% 2026[2]	175	182
Bombardier, Inc. 7.875% 2027[2]	125	130
Bombardier, Inc. 6.00% 2028[2]	90	90
Bombardier, Inc. 7.45% 2034[2]	125	154
Bonanza Creek Energy, Inc. 5.00% 2026[2]	30	30
Boyd Gaming Corp. 4.75% 2027	170	174
Brandywine Operating Partnership LP 3.95% 2023	190	195
Braskem SA 4.50% 2030[2]	745	794
Brightstar Escrow Corp. 9.75% 2025[2]	180	193
British American Tobacco PLC 2.789% 2024	1,150	1,186
British American Tobacco PLC 3.215% 2026	955	995
British American Tobacco PLC 3.557% 2027	1,545	1,622
British American Tobacco PLC 3.462% 2029	1,150	1,193
British American Tobacco PLC 4.758% 2049	894	962
Broadcom, Inc. 3.15% 2025	212	222
Broadcom, Inc. 4.15% 2030	1,450	1,609
Broadcom, Inc. 3.419% 2033[2]	698	732
Broadcom, Inc. 3.469% 2034[2]	48	50
Broadcom, Inc. 3.75% 2051[2]	926	970
BWX Technologies, Inc. 4.125% 2029[2]	185	188
CA Magnum Holdings 5.375% 2026[2]	200	207
Caesars Entertainment, Inc. 6.25% 2025[2]	50	53
Caesars Entertainment, Inc. 4.625% 2029[2]	40	40
California Resources Corp. 7.125% 2026[2]	100	104
Canadian Natural Resources, Ltd. 2.95% 2030	2,343	2,375
Canadian Pacific Railway, Ltd. 2.45% 2031	774	790
Canadian Pacific Railway, Ltd. 3.10% 2051	941	970
Canpack SA / Canpack US, LLC 3.875% 2029[2]	90	88
Carnival Corp. 4.00% 2028[2]	175	174
Carnival Corp. 6.00% 2029[2]	120	120
Carrier Global Corp. 2.242% 2025	530	543
Carvana Co. 5.50% 2027[2]	10	10
Carvana Co. 4.875% 2029[2]	145	138
Castlelake Aviation Finance DAC 5.00% 2027[2]	175	174
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,841
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	575	589
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	165	172
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	200	202
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[2]	282	288
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[2]	125	123
CEC Entertainment, Inc. 6.75% 2026[2]	135	132
Centene Corp. 2.45% 2028	40	39
Centene Corp. 4.625% 2029	375	405
Centene Corp. 2.50% 2031	155	151
Centene Corp. 2.625% 2031	25	25
Centerfield Media Parent, Inc. 6.625% 2026[2]	125	125
Central Garden & Pet Co. 4.125% 2030	99	100

American Funds Insurance Series	201

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Central Garden & Pet Co. 4.125% 2031[2]	$120	$121
Charles River Laboratories International, Inc. 4.25% 2028[2]	80	83
Cheniere Energy Partners LP 4.50% 2029	210	223
Cheniere Energy Partners LP 4.00% 2031	100	105
Cheniere Energy Partners LP 3.25% 2032[2]	66	67
Chesapeake Energy Corp. 4.875% 2022[8]	915	18
Chesapeake Energy Corp. 5.50% 2026[2]	100	105
Chesapeake Energy Corp. 5.875% 2029[2]	35	37
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	6,000	5,988
Cigna Corp. 4.125% 2025	741	811
Cigna Corp. 2.375% 2031	1,571	1,581
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]	808	802
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	4,500	4,721
Clarivate Science Holdings Corp. 3.875% 2028[2]	65	65
Cleveland-Cliffs, Inc. 9.875% 2025[2]	171	194
Cleveland-Cliffs, Inc. 6.75% 2026[2]	105	111
Cleveland-Cliffs, Inc. 4.875% 2031[2]	140	146
CMS Energy Corp. 3.875% 2024	100	105
CMS Energy Corp. 3.00% 2026	1,200	1,253
CNX Resources Corp. 7.25% 2027[2]	210	223
CNX Resources Corp. 6.00% 2029[2]	120	125
Cogent Communications Group, Inc. 3.50% 2026[2]	260	264
Coinbase Global, Inc. 3.375% 2028[2]	125	117
Coinbase Global, Inc. 3.625% 2031[2]	125	115
Colombia (Republic of) 3.875% 2027	350	353
Comcast Corp. 3.95% 2025	2,610	2,852
Commonwealth Bank of Australia 2.688% 2031[2]	4,650	4,578
Compass Diversified Holdings 5.25% 2029[2]	270	283
Compass Diversified Holdings 5.00% 2032[2]	65	67
Comstock Resources, Inc. 6.75% 2029[2]	140	152
Comstock Resources, Inc. 5.875% 2030[2]	85	87
Constellation Oil Services Holding SA 10.00% PIK 2024[2,7,8]	2,741	858
Constellium SE 3.75% 2029[2]	125	123
Consumers Energy Co. 3.375% 2023	345	357
Convey Park Energy LLC 7.50% 2025[2]	125	129
CoreLogic, Inc. 4.50% 2028[2]	304	303
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	100	101
Corporate Office Properties LP 2.75% 2031	1,212	1,206
Costa Rica (Republic of) 6.125% 2031[2]	640	648
Coty, Inc. 4.75% 2029[2]	50	51
Covert Mergeco, Inc. 4.875% 2029[2]	20	20
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[2]	400	418
Crédit Agricole SA 4.375% 2025[2]	1,100	1,183
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	2,675	2,682
Credit Suisse Group AG 2.95% 2025	875	917
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	1,000	1,019
Crestwood Midstream Partners LP 6.00% 2029[2]	85	88
Crown Castle International Corp. 2.50% 2031	767	762
CSX Corp. 3.80% 2050	75	86
CSX Corp. 2.50% 2051	1,075	996
CVR Partners LP 9.25% 2023[2]	23	23
CVR Partners LP 6.125% 2028[2]	120	127
CVS Health Corp. 3.50% 2022	430	435
Dana, Inc. 4.25% 2030	10	10
Danske Bank AS 2.70% 2022[2]	1,400	1,405
Danske Bank AS 3.875% 2023[2]	1,675	1,743
DaVita, Inc. 4.625% 2030[2]	90	92
Dell International LLC / EMC Corp. 8.10% 2036	27	41
Deluxe Corp. 8.00% 2029[2]	20	21
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	849
Deutsche Telekom International Finance BV 9.25% 2032	930	1,487
Development Bank of Mongolia LLC 7.25% 2023	1,980	2,089

202	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[2,6,7]	$30	$30
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[6,7]	27	27
Diamond Sports Group LLC 6.625% 2027[2]	385	109
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[5,6]	107	106
Diebold Nixdorf, Inc. 9.375% 2025[2]	320	345
Diebold, Inc. 8.50% 2024	150	150
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[5,6,9,10]	19	18
Digital Currency Group, Inc., Term Loan, 8.75% 2026[5,9,10]	26	24
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[5,6]	112	113
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[2]	180	185
Discovery Communications, Inc. 3.625% 2030	468	501
DISH DBS Corp. 5.25% 2026[2]	65	66
Dominican Republic 5.50% 2025[2]	1,375	1,490
Dominican Republic 8.625% 2027[2]	225	269
Dominican Republic 6.40% 2049[2]	1,613	1,698
DT Midstream, Inc. 4.125% 2029[2]	105	108
Duke Energy Corp. 3.75% 2024	550	578
Duke Energy Progress, LLC 2.00% 2031	2,360	2,308
Dun & Bradstreet Corp. 5.00% 2029[2]	77	79
Edison International 5.75% 2027	370	422
Edison International 4.125% 2028	2,390	2,525
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]	100	102
Egypt (Arab Republic of) 7.50% 2027[2]	2,200	2,296
Electricité de France SA 4.875% 2038[2]	795	965
EMD Finance LLC 2.95% 2022[2]	225	225
EMD Finance LLC 3.25% 2025[2]	2,924	3,079
Empresas Publicas de Medellin ESP 4.25% 2029[2]	1,030	979
Enbridge, Inc. 4.00% 2023	600	627
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[2]	292	218
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[2]	225	221
Enel Finance International SA 3.625% 2027[2]	2,375	2,568
Energy Transfer Operating LP 5.00% 2050	3,408	3,931
Energy Transfer Partners LP 6.00% 2048	47	59
Energy Transfer Partners LP 6.25% 2049	565	739
ENN Energy Holdings, Ltd. 2.625% 2030[2]	2,982	2,967
Entergy Corp. 0.90% 2025	750	727
Entergy Texas, Inc. 1.75% 2031	525	493
EQM Midstream Partners LP 6.50% 2027[2]	220	247
EQT Corp. 7.50% 2030[1]	50	64
Equinix, Inc. 1.80% 2027	1,145	1,127
Equinix, Inc. 2.15% 2030	9,390	9,139
Essex Portfolio LP 3.50% 2025	2,835	2,995
Essex Portfolio LP 3.375% 2026	885	940
European Investment Bank 2.25% 2022	700	703
Exelon Corp., junior subordinated, 3.497% 2022[1]	525	530
Export-Import Bank of India 3.25% 2030	3,489	3,558
Fair Isaac Corp. 4.00% 2028[2]	150	154
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]	745	751
Fannie Mae Pool #MA2754 3.00% 2026[4]	98	102
Fannie Mae Pool #AP7888 3.50% 2042[4]	404	437
Fannie Mae Pool #AQ0770 3.50% 2042[4]	140	151
Fannie Mae Pool #AO4151 3.50% 2042[4]	129	139
Fertitta Entertainment, Inc. 6.75% 2024[2]	150	150
First Quantum Minerals, Ltd. 6.875% 2026[2]	325	338
First Quantum Minerals, Ltd. 6.875% 2027[2]	440	474
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[2]	155	151
FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[1]	1,800	1,940
FirstEnergy Transmission LLC 2.866% 2028[2]	2,325	2,331
Florida Power & Light Company 2.875% 2051	1,465	1,490
FMG Resources 4.375% 2031[2]	220	231

American Funds Insurance Series	203

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Ford Motor Co. 3.25% 2032	$100	$103
Ford Motor Credit Company LLC 3.81% 2024	290	301
Ford Motor Credit Company LLC 5.125% 2025	835	909
Ford Motor Credit Company LLC 3.815% 2027	275	291
Ford Motor Credit Company LLC 2.90% 2028	200	201
Ford Motor Credit Company LLC 4.00% 2030	125	135
Freddie Mac Pool #ZS8588 3.00% 2030[4]	63	66
Freedom Mortgage Corp. 7.625% 2026[2]	90	92
Freeport-McMoRan, Inc. 5.45% 2043	100	126
Fresnillo PLC 4.25% 2050[2]	973	1,021
Front Range BidCo, Inc. 6.125% 2028[2]	200	197
Frontier Communications Corp. 5.875% 2027[2]	125	132
Frontier Communications Corp. 5.00% 2028[2]	90	93
Frontier Communications Holdings, LLC 5.875% 2029	370	371
FS Energy and Power Fund 7.50% 2023[2]	230	240
FXI Holdings, Inc. 7.875% 2024[2]	150	153
FXI Holdings, Inc. 12.25% 2026[2]	522	588
General Motors Company 6.125% 2025	117	135
General Motors Financial Co. 1.05% 2024	725	722
General Motors Financial Co. 2.40% 2028	2,250	2,261
Genesis Energy, LP 8.00% 2027	175	181
GeoPark, Ltd. 6.50% 2024	404	415
Georgia (Republic of) 2.75% 2026[2]	400	399
Glencore Funding LLC 1.625% 2026[2]	2,838	2,787
Global Payments, Inc. 2.90% 2030	683	696
Gol Finance SA 8.00% 2026[2]	70	66
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	1,200	1,214
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	1,059
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	726	715
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	2,510	2,531
GPC Merger Sub, Inc. 7.125% 2028[2]	75	78
GPS Hospitality Holding Co. LLC 7.00% 2028[2]	30	27
Gray Escrow II, Inc. 5.375% 2031[2]	50	52
Group 1 Automotive, Inc. 4.00% 2028[2]	45	45
Groupe BPCE SA 5.15% 2024[2]	1,800	1,951
Grupo Energia Bogota SA ESP 4.875% 2030[2]	660	712
Guara Norte SARL 5.198% 2034[2]	192	189
Harsco Corp. 5.75% 2027[2]	235	240
Harvest Midstream I, LP 7.50% 2028[2]	60	64
HCA, Inc. 5.625% 2028	210	246
HCA, Inc. 5.25% 2049	170	219
Hexion, Inc. 7.875% 2027[2]	320	338
Hightower Holding, LLC 6.75% 2029[2]	285	293
Hilcorp Energy I, LP 5.75% 2029[2]	45	46
Hilton Grand Vacations Borrower 5.00% 2029[2]	350	359
Hilton Worldwide Holdings, Inc. 4.00% 2031[2]	85	87
Howard Hughes Corp. 5.375% 2028[2]	395	421
Howard Hughes Corp. 4.125% 2029[2]	205	208
Howard Hughes Corp. 4.375% 2031[2]	130	131
Howard Midstream Energy Partners, LLC 6.75% 2027[2]	60	62
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	430	438
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	313
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	4,508
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	1,032	1,009
Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.85%) 1.985% 2022[6]	5,390	5,380
Huarong Finance 2017 Co., Ltd. 4.75% 2027	1,448	1,497
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[6]	1,843	1,806
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[6]	363	347
Huarong Finance II Co., Ltd. 5.00% 2025	1,007	1,049
Huarong Finance II Co., Ltd. 5.50% 2025	880	925
Huarong Finance II Co., Ltd. 4.875% 2026	771	801

204	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
HUB International, Ltd. 7.00% 2026[2]	$275	$283
Hungary (Republic of) 2.125% 2031[2]	2,910	2,870
Hungary (Republic of) 3.125% 2051[2]	1,255	1,238
Hyundai Capital America 3.25% 2022[2]	250	255
Hyundai Capital America 0.875% 2024[2]	1,200	1,177
Hyundai Capital America 1.50% 2026[2]	2,375	2,311
Hyundai Capital America 1.65% 2026[2]	1,800	1,766
Hyundai Capital America 2.375% 2027[2]	1,284	1,278
Hyundai Capital America 2.00% 2028[2]	600	585
Hyundai Capital Services, Inc. 3.75% 2023[2]	2,450	2,522
II-VI, Inc. 5.00% 2029[2]	75	77
II-VI, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 3.25% 2028[5,6]	25	25
Imperial Tobacco Finance PLC 3.50% 2023[2]	2,000	2,038
Independence Energy Finance LLC 7.25% 2026[2]	150	156
Ingles Markets, Inc. 4.00% 2031[2]	170	172
Intesa Sanpaolo SpA 5.017% 2024[2]	3,270	3,506
Iraq (Republic of) 6.752% 2023[2]	545	553
Iron Mountain Information Management Services, Inc. 5.00% 2032[2]	110	113
Iron Mountain, Inc. 5.25% 2030[2]	175	185
Israel (State of) 3.375% 2050	1,470	1,593
Israel (State of) 3.875% 2050	795	930
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]	6,710	6,540
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	1,722	1,703
Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[5,6]	65	65
KB Home 6.875% 2027	50	59
Kennedy-Wilson Holdings, Inc. 4.75% 2029	205	210
Kennedy-Wilson Holdings, Inc. 4.75% 2030	120	122
Kennedy-Wilson Holdings, Inc. 5.00% 2031	80	83
Kenya (Republic of) 6.875% 2024	1,300	1,377
Keurig Dr Pepper, Inc. 4.597% 2028	2,740	3,119
Keurig Dr Pepper, Inc. 3.20% 2030	146	155
Keurig Dr Pepper, Inc. 5.085% 2048	1,075	1,406
Kimberly-Clark Corp. 1.05% 2027	770	746
Kimberly-Clark Corp. 3.10% 2030	110	119
Kinder Morgan, Inc. 3.60% 2051	1,500	1,512
Kraft Heinz Company 3.875% 2027	110	119
Kraft Heinz Company 5.00% 2042	250	312
Kraft Heinz Company 4.375% 2046	740	868
Kronos Acquisition Holdings, Inc. 5.00% 2026[2]	95	94
Kronos Acquisition Holdings, Inc. 7.00% 2027[2]	225	212
Kuwait (State of) 2.75% 2022[2]	3,550	3,571
Labl Escrow Issuer, LLC 10.50% 2027[2]	55	58
Labl, Inc. 8.25% 2029[2]	250	252
Lamb Weston Holdings, Inc. 4.125% 2030[2]	125	128
Lamb Weston Holdings, Inc. 4.375% 2032[2]	75	77
LCM Investments Holdings II, LLC 4.875% 2029[2]	9	9
Ligado Networks LLC 15.50% PIK 2023[2,7]	262	213
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]	1,001	1,152
Lima Metro Line 2 Finance, Ltd. 5.875% 2034	685	789
Lima Metro Line 2 Finance, Ltd. 4.35% 2036[2]	615	650
Limited Brands, Inc. 6.625% 2030[2]	75	85
Limited Brands, Inc. 6.875% 2035	25	31
Lloyds Banking Group PLC 1.326% 2023 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 6/15/2022)[1]	1,825	1,828
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	6,895
LPL Holdings, Inc. 4.625% 2027[2]	270	280
LPL Holdings, Inc. 4.375% 2031[2]	110	113
LSB Industries, Inc. 6.25% 2028[2]	170	177
LSC Communications, Inc. 8.75% 2023[2,8,9,10]	430	4
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[2]	60	61
Mallinckrodt PLC 10.00% 2025[2]	960	1,019

American Funds Insurance Series	205

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Masco Corp. 1.50% 2028	$791	$766
Mastercard, Inc. 2.00% 2031	600	599
Medtronic, Inc. 3.50% 2025	1,091	1,162
Meituan Dianping 2.125% 2025	1,730	1,668
Meituan Dianping 3.05% 2030[2]	3,095	2,868
Mercer International, Inc. 5.125% 2029	130	133
Methanex Corp. 5.65% 2044	80	80
Mexico City Airport Trust 5.50% 2047	432	433
MicroStrategy, Inc. 6.125% 2028[2]	50	50
Midas Intermediate Holdco II, LLC 7.875% 2022[2]	15	15
Midas OpCo Holdings LLC 5.625% 2029[2]	140	144
Mohegan Gaming & Entertainment 8.00% 2026[2]	285	300
Molina Healthcare, Inc. 3.875% 2030[2]	75	78
MoneyGram International, Inc. 5.375% 2026[2]	60	61
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	2,144
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]	1,396	1,335
Mozart Debt Merger Sub, Inc. 3.875% 2029[2]	60	60
Mozart Debt Merger Sub, Inc. 5.25% 2029[2]	185	188
MPLX LP 2.65% 2030	837	834
MPLX LP 5.50% 2049	1,900	2,432
MSCI, Inc. 3.625% 2031[2]	150	156
MSCI, Inc. 3.875% 2031[2]	265	276
Nabors Industries, Inc. 7.375% 2027[2]	65	67
National Financial Partners Corp. 6.875% 2028[2]	210	211
Nationstar Mortgage Holdings, Inc. 5.125% 2030[2]	135	133
Navient Corp. 5.50% 2023	375	391
Navient Corp. 5.875% 2024	530	566
Navient Corp. 6.125% 2024	100	107
Navient Corp. 4.875% 2028	80	80
NCL Corp., Ltd. 3.625% 2024[2]	280	265
NCL Corp., Ltd. 5.875% 2026[2]	115	115
NCR Corp. 5.125% 2029[2]	220	228
Neiman Marcus Group, LLC 7.125% 2026[2]	190	202
Nestlé Holdings, Inc. 1.50% 2028[2]	4,330	4,222
Netflix, Inc. 4.875% 2028	150	171
Netflix, Inc. 4.875% 2030[2]	225	263
New Fortress Energy, Inc. 6.75% 2025[2]	50	51
New Fortress Energy, Inc. 6.50% 2026[2]	500	497
New York Life Global Funding 1.20% 2030[2]	2,725	2,546
Newcrest Finance Pty, Ltd. 3.25% 2030[2]	909	953
Newell Brands, Inc. 5.875% 2036[1]	100	123
Newell Rubbermaid, Inc. 4.70% 2026	100	109
Nexstar Broadcasting, Inc. 4.75% 2028[2]	125	128
Nexstar Escrow Corp. 5.625% 2027[2]	100	106
NGL Energy Operating LLC 7.50% 2026[2]	275	284
NGL Energy Partners LP 7.50% 2023	300	296
Niagara Mohawk Power Corp. 3.508% 2024[2]	180	188
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	210	217
NIKE, Inc. 3.375% 2050	602	682
Northern Oil and Gas, Inc. 8.125% 2028[2]	240	254
NorthRiver Midstream Finance LP 5.625% 2026[2]	105	109
Nova Chemicals Corp. 5.25% 2027[2]	20	21
Nova Chemicals Corp. 4.25% 2029[2]	5	5
Novelis Corp. 3.25% 2026[2]	15	15
Novelis Corp. 4.75% 2030[2]	145	153
Novelis Corp. 3.875% 2031[2]	20	20
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[2]	120	131
Oasis Petroleum, Inc. 6.375% 2026[2]	35	37
Occidental Petroleum Corp. 5.875% 2025	240	265
Occidental Petroleum Corp. 6.375% 2028	234	278
Occidental Petroleum Corp. 6.125% 2031	50	61

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	$1,410	$1,438
Oleoducto Central SA 4.00% 2027[2]	2,535	2,524
Oleoducto Central SA 4.00% 2027	630	627
ONEOK, Inc. 4.95% 2047	111	129
ONEOK, Inc. 5.20% 2048	858	1,039
ONEOK, Inc. 4.45% 2049	3,510	3,888
Option Care Health, Inc. 4.375% 2029[2]	30	30
Oracle Corp. 2.65% 2026	2,327	2,394
Oracle Corp. 3.25% 2027	1,880	1,981
Oracle Corp. 3.60% 2050	980	961
Oracle Corp. 3.95% 2051	22	23
Orange SA 9.00% 2031[1]	2,434	3,734
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,4,6]	514	514
Owens & Minor, Inc. 4.375% 2024	360	383
Pacific Gas and Electric Co. 2.95% 2026	590	601
Pacific Gas and Electric Co. 2.10% 2027	9,935	9,599
Pacific Gas and Electric Co. 3.30% 2027	659	671
Pacific Gas and Electric Co. 4.65% 2028	542	592
Pacific Gas and Electric Co. 3.25% 2031	930	934
Pacific Gas and Electric Co. 3.30% 2040	6,850	6,364
Pacific Gas and Electric Co. 3.50% 2050	931	865
Pakistan (Islamic Republic of) 5.625% 2022	6,900	7,047
Panama (Republic of) 3.75% 2026[2]	1,440	1,532
Panther BF Aggregator 2, LP 6.25% 2026[2]	49	51
Panther BF Aggregator 2, LP 8.50% 2027[2]	100	106
Park Intermediate Holdings LLC 4.875% 2029[2]	80	82
Parkland Corp. 4.625% 2030[2]	40	40
Party City Holdings, Inc. 8.75% 2026[2]	75	78
Pearl Merger Sub, Inc. 6.75% 2028[2]	75	77
Peru (Republic of) 2.392% 2026	500	508
Petróleos Mexicanos 4.625% 2023	1,200	1,232
Petróleos Mexicanos 6.875% 2025[2]	1,340	1,466
Petróleos Mexicanos 6.875% 2026	4,260	4,690
Petróleos Mexicanos 6.50% 2027	2,203	2,353
Petróleos Mexicanos 6.50% 2029	85	88
Petróleos Mexicanos 6.70% 2032[2]	1,644	1,664
Petróleos Mexicanos 7.69% 2050	75	73
Petróleos Mexicanos 6.95% 2060	201	180
PETRONAS Capital, Ltd. 3.50% 2030[2]	605	655
PG&E Corp. 5.00% 2028	85	90
PG&E Corp. 5.25% 2030	125	131
PGT Innovations, Inc. 4.375% 2029[2]	20	20
Philip Morris International, Inc. 2.10% 2030	634	621
Post Holdings, Inc. 4.625% 2030[2]	474	484
Power Financial Corp., Ltd. 3.35% 2031	1,870	1,847
Procter & Gamble Company 3.00% 2030	338	368
PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026	2,940	2,989
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	1,795	1,815
PT Indonesia Asahan Aluminium Tbk 5.71% 2023	960	1,031
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	500	571
PTT Exploration and Production PCL 2.587% 2027[2]	200	204
Public Service Electric and Gas Co. 2.05% 2050	415	352
Puget Energy, Inc. 5.625% 2022	480	487
Qatar (State of) 3.40% 2025[2]	4,805	5,106
Qatar (State of) 5.103% 2048[2]	530	718
Qatar Petroleum 1.375% 2026[2]	1,325	1,301
Qatar Petroleum 3.125% 2041[2]	3,255	3,298
Qatar Petroleum 3.30% 2051[2]	1,045	1,080
Radiology Partners, Inc. 9.25% 2028[2]	220	231
Range Resources Corp. 8.25% 2029	55	61
Raptor Acquisition Corp. 4.875% 2026[2]	180	182

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Real Hero Merger Sub 2, Inc. 6.25% 2029[2]	$25	$25
Realogy Corp. 5.75% 2029[2]	160	164
Reynolds American, Inc. 4.45% 2025	2,115	2,286
Ritchie Bros. Holdings, Inc. 4.75% 2031[2]	30	31
RLJ Lodging Trust, LP 4.00% 2029[2]	35	35
Rockcliff Energy II LLC 5.50% 2029[2]	25	26
Roller Bearing Company of America, Inc. 4.375% 2029[2]	20	20
Royal Bank of Canada 0.875% 2026	4,660	4,538
Royal Bank of Canada 1.20% 2026	2,200	2,163
Royal Caribbean Cruises, Ltd. 11.50% 2025[2]	57	64
RP Escrow Issuer, LLC 5.25% 2025[2]	150	151
Russian Federation 4.25% 2027	1,400	1,516
SA Global Sukuk, Ltd. 0.946% 2024[2]	1,530	1,509
SA Global Sukuk, Ltd. 1.602% 2026[2]	835	823
SA Global Sukuk, Ltd. 2.694% 2031[2]	1,725	1,738
Sabine Pass Liquefaction, LLC 4.50% 2030	49	55
Santander Holdings USA, Inc. 3.244% 2026	3,750	3,917
Saudi Arabia (Kingdom of) 2.894% 2022[2]	1,900	1,915
Saudi Arabia (Kingdom of) 2.90% 2025	2,000	2,099
Saudi Arabia (Kingdom of) 3.628% 2027[2]	1,900	2,062
Saudi Arabia (Kingdom of) 3.625% 2028[2]	3,840	4,189
Saudi Arabia (Kingdom of) 2.25% 2031[2]	2,735	2,716
Saudi Arabian Oil Co. 1.625% 2025[2]	430	428
Scentre Group 3.50% 2025[2]	210	221
Scentre Group 3.75% 2027[2]	110	119
Scientific Games Corp. 8.25% 2026[2]	375	395
Scientific Games Corp. 7.25% 2029[2]	75	84
SCIH Salt Holdings, Inc. 4.875% 2028[2]	115	111
SCIH Salt Holdings, Inc. 6.625% 2029[2]	65	61
Scotts Miracle-Gro Co. 4.50% 2029	115	120
Scotts Miracle-Gro Co. 4.375% 2032[2]	75	75
ServiceNow, Inc. 1.40% 2030	1,830	1,705
Simmons Foods, Inc. 4.625% 2029[2]	160	158
Sinopec Group Overseas Development (2018), Ltd. 1.45% 2026	1,465	1,448
Sirius XM Radio, Inc. 4.00% 2028[2]	195	196
Sirius XM Radio, Inc. 3.875% 2031[2]	100	98
SK hynix, Inc. 1.50% 2026[2]	1,343	1,315
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,109
SM Energy Co. 6.50% 2028	50	52
Sonic Automotive, Inc. 4.625% 2029[2]	70	71
Sonic Automotive, Inc. 4.875% 2031[2]	25	25
Southern California Edison Co. 2.85% 2029	200	207
Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[1]	130	143
Southwestern Energy Co. 7.75% 2027	25	27
Southwestern Energy Co. 8.375% 2028	40	45
Southwestern Energy Co. 5.375% 2030	155	166
Southwestern Energy Co. 4.75% 2032	55	58
Sprint Corp. 7.625% 2026	180	216
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	8,643	7,860
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	2,890	1,631
State Grid Overseas Investment, Ltd. 3.50% 2027[2]	5,600	6,052
Stellantis Finance US, Inc. 1.711% 2027[2]	1,900	1,869
Stellantis Finance US, Inc. 2.691% 2031[2]	225	221
Stericycle, Inc. 3.875% 2029[2]	225	222
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[2]	75	78
Sunoco LP 4.50% 2029	145	147
Sunoco LP 4.50% 2030[2]	75	77
Surgery Center Holdings 10.00% 2027[2]	210	223
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	77	79
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,2]	800	898

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Talen Energy Corp. 10.50% 2026[2]	$125	$54
Talen Energy Corp. 7.25% 2027[2]	335	297
Targa Resources Partners LP 5.50% 2030	210	230
Targa Resources Partners LP 4.875% 2031	90	98
Teekay Offshore Partners LP 8.50% 2023[2,9,10]	555	505
Tencent Holdings, Ltd. 3.24% 2050[2]	3,450	3,262
Tencent Music Entertainment Group 2.00% 2030	610	571
Tenet Healthcare Corp. 4.875% 2026[2]	240	247
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,600	4,826
Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,710	3,974
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,900	2,731
Teva Pharmaceutical Finance Co. BV 5.125% 2029	200	196
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	1,780	1,802
T-Mobile US, Inc. 2.40% 2029[2]	1,079	1,090
TopBuild Corp. 4.125% 2032[2]	70	72
Toronto-Dominion Bank 1.25% 2026	2,836	2,789
Total Capital International 3.127% 2050	804	826
Toyota Motor Credit Corp. 3.375% 2030	453	497
TransCanada PipeLines, Ltd. 4.10% 2030	444	496
TransDigm, Inc. 5.50% 2027	65	67
TransDigm, Inc. 4.625% 2029	115	115
Transocean Guardian, Ltd. 5.875% 2024[2]	37	35
Transocean Poseidon, Ltd. 6.875% 2027[2]	130	126
Transocean, Inc. 7.25% 2025[2]	90	69
Transocean, Inc. 8.00% 2027[2]	80	58
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[5,6]	25	25
Turkey (Republic of) 6.25% 2022	1,880	1,898
Turkey (Republic of) 5.75% 2024	2,500	2,449
Turkey (Republic of) 6.35% 2024	2,220	2,189
U.S. Treasury 0.125% 2022	12,340	12,321
U.S. Treasury 0.125% 2023	12,320	12,279
U.S. Treasury 2.625% 2023	6,900	7,071
U.S. Treasury 0.375% 2024	12,920	12,752
U.S. Treasury 1.875% 2024	4,515	4,630
U.S. Treasury 0.25% 2025	30,740	29,789
U.S. Treasury 2.875% 2025	5,400	5,758
U.S. Treasury 0.50% 2026	7,453	7,244
U.S. Treasury 0.75% 2026	4,361	4,265
U.S. Treasury 0.875% 2026	24,418	23,999
U.S. Treasury 1.125% 2026	1,698	1,688
U.S. Treasury 1.375% 2031[11]	21,464	21,197
U.S. Treasury 1.125% 2040	9,170	8,043
U.S. Treasury 1.75% 2041	6,050	5,865
U.S. Treasury 1.875% 2041[11]	21,440	21,225
U.S. Treasury 2.75% 2047	1,625	1,896
U.S. Treasury 3.00% 2048	5,045	6,184
U.S. Treasury 1.25% 2050	2,100	1,787
U.S. Treasury 1.625% 2050	2,580	2,408
U.S. Treasury 2.00% 2051	7,115	7,262
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	10,576	10,738
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	10,267	10,528
U.S. Treasury Inflation-Protected Security 0.125% 2051[3]	3,972	4,705
UBS Group AG 1.008% 2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,2]	1,950	1,944
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.75% 2026[5,6]	60	60
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[5,6]	75	75
Ukraine 7.75% 2022	4,460	4,431
Ukraine 7.75% 2024	1,570	1,527
UniCredit SpA 3.75% 2022[2]	1,750	1,763
Uniform Mortgage-Backed Security 1.50% 2037[4,12]	2,962	2,965
Uniform Mortgage-Backed Security 1.50% 2037[4,12]	1,935	1,940

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Uniform Mortgage-Backed Security 3.00% 2037[4,12]	$17	$18
Uniform Mortgage-Backed Security 2.50% 2052[4,12]	16,805	17,066
Uniform Mortgage-Backed Security 2.50% 2052[4,12]	6,534	6,651
Uniform Mortgage-Backed Security 3.00% 2052[4,12]	6,797	7,042
Uniform Mortgage-Backed Security 3.00% 2052[4,12]	3,493	3,614
Unifrax Escrow Issuer Corp. 5.25% 2028[2]	35	35
Unifrax Escrow Issuer Corp. 7.50% 2029[2]	100	101
United Technologies Corp. 4.125% 2028	1,900	2,127
Univision Communications, Inc. 6.625% 2027[2]	85	92
Univision Communications, Inc. 4.50% 2029[2]	290	293
US Foods, Inc. 4.625% 2030[2]	45	46
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	51	52
Valvoline, Inc. 3.625% 2031[2]	130	126
Venator Materials Corp. 5.75% 2025[2]	190	183
Venator Materials Corp. 9.50% 2025[2]	225	246
Venture Global Calcasieu Pass, LLC 3.875% 2029[2]	215	223
Venture Global Calcasieu Pass, LLC 4.125% 2031[2]	200	212
Venture Global Calcasieu Pass, LLC 3.875% 2033[2]	65	68
Verizon Communications, Inc. 3.15% 2030	575	609
Verizon Communications, Inc. 2.55% 2031	2,100	2,121
Verizon Communications, Inc. 3.40% 2041	3,460	3,629
Viavi Solutions, Inc. 3.75% 2029[2]	17	17
VICI Properties LP 4.625% 2029[2]	45	48
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]	390	413
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[5,6]	25	25
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,280	1,411
W. R. Grace Holdings LLC 5.625% 2029[2]	65	67
Warrior Met Coal, Inc. 7.875% 2028[2]	200	205
WASH Multifamily Acquisition, Inc. 5.75% 2026[2]	200	210
WEA Finance LLC 3.75% 2024[2]	535	562
Weatherford International, Ltd. 11.00% 2024[2]	12	12
Weatherford International, Ltd. 8.625% 2030[2]	50	52
WESCO Distribution, Inc. 7.125% 2025[2]	195	207
WESCO Distribution, Inc. 7.25% 2028[2]	215	236
Western Global Airlines LLC 10.375% 2025[2]	15	17
Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[1]	85	89
Western Midstream Operating, LP 4.75% 2028	70	77
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	2,900	2,963
WeWork Companies, LLC 5.00% 2025[2]	50	43
Williams Companies, Inc. 3.50% 2030	893	950
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]	38	38
Xcel Energy, Inc. 3.35% 2026	2,581	2,745
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[5,6]	135	135
Ziggo Bond Co. BV 5.125% 2030[2]	200	201
Ziggo Bond Finance BV 4.875% 2030[2]	300	308
Zimmer Holdings, Inc. 3.15% 2022	790	792
		826,862

Total bonds, notes & other debt instruments (cost: $1,930,539,000)		1,937,589

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings LLC, Series B, preferred shares[2,9,10,13]	48	34

Total preferred securities (cost: $49,000)		34

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Common stocks 0.09%	Shares	Value (000)
U.S. dollars 0.09%
New AMI I, LLC[9,10,13]	174,911	$1,322
Chesapeake Energy Corp.	6,577	424
Diamond Offshore Drilling, Inc.[13]	36,338	154
Diamond Offshore Drilling, Inc.[2,9,13]	12,700	50
McDermott International, Ltd.[13]	4,287	2

Total common stocks (cost: $2,106,000)		1,952

Rights & warrants 0.00%
U.S. dollars 0.00%
Chesapeake Energy Corp., Class C, warrants, expire 2026[13]	187	6
Sable Permian Resources, LLC, Class A, warrants, expire 2024[9,10,13]	531	—	[14]

Total rights & warrants (cost: $58,000)		6

Short-term securities 8.07%
Money market investments 6.91%
Capital Group Central Cash Fund 0.09%[15,16]	1,440,655	144,080

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.16%
Egyptian Treasury 1/4/2022	12.077%	EGP	69,125	4,399
Egyptian Treasury 1/18/2022	11.246		82,900	5,255
Egyptian Treasury 4/19/2022	11.506		31,100	1,915
Egyptian Treasury 4/26/2022	11.461		204,150	12,545
				24,114

Total short-term securities (cost: $168,175,000)				168,194
Total investment securities 101.09% (cost: $2,100,927,000)				2,107,775
Other assets less liabilities (1.09)%				(22,767)

Net assets 100.00%				$2,085,008

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	515	December 2022	$127,405	$(251)
2 Year U.S. Treasury Note Futures	Long	12	March 2022	2,618	(2)
5 Year U.S. Treasury Note Futures	Short	367	March 2022	(44,398)	(66)
10 Year Euro-Bund Futures	Short	157	March 2022	(30,631)	573
10 Year Italy Government Bond Futures	Short	213	March 2022	(35,650)	614
10 Year Japanese Government Bond Futures	Long	24	March 2022	31,628	(97)
10 Year U.S. Treasury Note Futures	Short	159	March 2022	(20,745)	(226)
10 Year Ultra U.S. Treasury Note Futures	Short	252	March 2022	(36,902)	(514)
10 Year UK Gilt Futures	Long	208	March 2022	35,164	(80)
20 Year U.S. Treasury Bond Futures	Long	153	March 2022	24,547	214

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
30 Year Euro-Buxl Futures	Long	62	March 2022	$14,593	$(757)
30 Year Ultra U.S. Treasury Bond Futures	Long	116	March 2022	22,866	416
					$(176)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)
USD	2,089	JPY	236,280	JPMorgan Chase	1/6/2022	$35
USD	4,572	JPY	524,790	Goldman Sachs	1/6/2022	10
USD	1,480	CAD	1,871	UBS AG	1/6/2022	1
JPY	259,830	USD	2,299	Bank of America	1/6/2022	(40)
JPY	1,568,780	USD	13,690	Goldman Sachs	1/6/2022	(51)
AUD	3,250	USD	2,338	Citibank	1/7/2022	27
GBP	12,800	USD	17,056	Goldman Sachs	1/10/2022	269
GBP	2,680	USD	3,542	Bank of America	1/10/2022	85
GBP	4,410	USD	5,895	Goldman Sachs	1/10/2022	74
EUR	8,130	USD	9,225	JPMorgan Chase	1/10/2022	33
MYR	13,980	USD	3,335	HSBC Bank	1/10/2022	25
USD	1,537	NZD	2,240	HSBC Bank	1/10/2022	3
USD	1,266	AUD	1,770	Goldman Sachs	1/10/2022	(22)
USD	17,453	DKK	114,240	BNP Paribas	1/10/2022	(40)
USD	6,757	BRL	38,280	Standard Chartered Bank	1/10/2022	(101)
USD	13,645	MYR	57,690	Standard Chartered Bank	1/10/2022	(221)
USD	6,315	MXN	135,010	Goldman Sachs	1/10/2022	(268)
EUR	4,940	USD	5,582	Morgan Stanley	1/11/2022	43
USD	1,561	CAD	2,000	Citibank	1/11/2022	(20)
USD	4,682	RUB	346,336	Citibank	1/12/2022	75
CNH	27,100	USD	4,239	Barclays Bank PLC	1/13/2022	20
PLN	4,950	EUR	1,074	BNP Paribas	1/13/2022	5
EUR	17,710	DKK	131,740	Goldman Sachs	1/13/2022	(6)
EUR	4,991	CZK	127,210	Citibank	1/13/2022	(132)
USD	14,872	MXN	314,310	Citibank	1/13/2022	(445)
USD	3,323	JPY	381,060	HSBC Bank	1/18/2022	10
JPY	597,660	USD	5,268	UBS AG	1/18/2022	(71)
JPY	712,220	USD	6,267	Bank of New York Mellon	1/18/2022	(74)
JPY	1,263,200	USD	11,099	Bank of New York Mellon	1/18/2022	(116)
CHF	800	USD	870	Bank of America	1/20/2022	9
EUR	0	USD	0	Morgan Stanley	1/20/2022	— [14]
EUR	13,366	DKK	99,400	Morgan Stanley	1/20/2022	(1)
SEK	23,400	USD	2,595	HSBC Bank	1/20/2022	(5)
NOK	34,920	EUR	3,489	UBS AG	1/20/2022	(10)
EUR	5,355	NOK	54,550	Morgan Stanley	1/20/2022	(93)
JPY	8,221,018	USD	72,438	Morgan Stanley	1/20/2022	(958)
INR	155,700	USD	2,083	UBS AG	1/21/2022	2
USD	2,239	IDR	32,232,353	Citibank	1/21/2022	(25)
KRW	33,705,640	USD	28,377	Citibank	1/21/2022	(51)
USD	1,711	COP	6,884,150	Morgan Stanley	1/24/2022	23
USD	3,446	PEN	14,010	UBS AG	1/24/2022	(60)
USD	3,159	COP	12,396,140	Goldman Sachs	2/14/2022	126
USD	11,661	BRL	61,700	Citibank	6/15/2022	1,080

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)
BRL	61,700	USD	11,125	JPMorgan Chase	6/15/2022	$(545)
USD	13,962	BRL	77,286	Citibank	7/1/2022	773
USD	6,024	BRL	33,600	Citibank	7/1/2022	290
BRL	110,886	USD	19,160	Citibank	7/1/2022	(238)
USD	13,967	BRL	77,966	Citibank	8/10/2022	823
USD	11,219	BRL	63,000	JPMorgan Chase	8/10/2022	598
BRL	140,966	USD	24,130	Citibank	8/10/2022	(364)
						$482

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)		12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$	4,428	$(38)	$—	$(38)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(328)	—	(328)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(121)	—	(121)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,765	(293)	—	(293)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(49)	—	(49)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(48)	—	(48)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(52)	—	(52)
3-month USD-LIBOR	Quarterly	0.3302%	Semi-annual	9/21/2023		$7,599	64	—	64
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	NZ$	11,830	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.3792%	Semi-annual	9/28/2023		$8,240	65	—	65
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZ$	11,817	(86)	—	(86)
3-month USD-LIBOR	Quarterly	0.3842%	Semi-annual	9/29/2023		$8,240	64	—	64
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZ$	12,043	(87)	—	(87)
3-month USD-LIBOR	Quarterly	0.3975%	Semi-annual	9/30/2023		$8,367	63	—	63
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	NZ$	12,093	(88)	—	(88)
3-month USD-LIBOR	Quarterly	0.4557%	Semi-annual	10/14/2023		$8,240	57	—	57
3-month USD-LIBOR	Quarterly	0.4562%	Semi-annual	10/14/2023		8,240	57	—	57
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	NZ$	10,675	(73)	—	(73)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(80)	—	(80)
3-month USD-LIBOR	Quarterly	0.4692%	Semi-annual	10/15/2023	$8,240		55	—	55
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	NZ$	12,163	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.4917%	Semi-annual	10/18/2023		$8,254	52	—	52
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	NZ$	12,163	(72)	—	(72)
3-month USD-LIBOR	Quarterly	0.4997%	Semi-annual	10/19/2023		$10,569	66	—	66
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	NZ$	13,521	(75)	—	(75)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	33	—	33
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	30	—	30
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	2	—	2
0.3653%	Semi-annual	3-month USD-LIBOR	Quarterly	3/5/2024		$13,710	(180)	—	(180)
3-month SEK-STIBOR	Quarterly	0.175%	Annual	2/9/2026	SKr	56,800	113	—	113
3-month SEK-STIBOR	Quarterly	0.179%	Annual	2/9/2026		28,400	56	—	56
3-month SEK-STIBOR	Quarterly	0.189%	Annual	2/11/2026		28,500	55	—	55
3-month SEK-STIBOR	Quarterly	0.185%	Annual	2/11/2026		28,500	55	—	55
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/21/2026	MXN	72,300	(162)	—	(162)
6.255%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026		47,800	(103)	—	(103)

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay					Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)		12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	MXN	47,800	$(107)	$—	$(107)
6.19%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026		48,400	(111)	—	(111)
6.15%	28-Day	28-day MXN-TIIE	28-Day	5/25/2026		47,800	(113)	—	(113)
6.14%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		29,400	(71)	—	(71)
6.115%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		29,400	(72)	—	(72)
6.12%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		44,400	(108)	—	(108)
6.13%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026		103,200	(250)	—	(250)
6.16%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026		58,800	(139)	—	(139)
6.15%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026		58,800	(140)	—	(140)
6.23%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026		30,100	(67)	—	(67)
6.195%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026		30,100	(69)	—	(69)
6.36%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026		26,040	(52)	—	(52)
6.5375%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		14,000	(23)	—	(23)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		13,900	(24)	—	(24)
6.47%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		14,200	(25)	—	(25)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026		43,000	(70)	—	(70)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		14,100	(23)	—	(23)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026		27,800	(48)	—	(48)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		38,700	(61)	—	(61)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		41,600	(66)	—	(66)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		50,900	(80)	—	(80)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		62,600	(92)	—	(92)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		165,900	(251)	—	(251)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026		172,500	(256)	—	(256)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/26/2026		176,800	(263)	—	(263)
6.605%	28-Day	28-day MXN-TIIE	28-Day	7/6/2026		105,000	(163)	—	(163)
7.235%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		17,500	(7)	—	(7)
7.22%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		17,500	(7)	—	(7)
7.20%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026		34,940	(15)	—	(15)
7.205%	28-Day	28-day MXN-TIIE	28-Day	10/7/2026		38,540	(17)	—	(17)
7.66%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		70,800	34	—	34
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		70,800	31	—	31
7.62%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		43,375	17	—	17
7.59%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026		28,900	10	—	10
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026		89,445	18	—	18
3-month USD-LIBOR	Quarterly	1.4822%	Semi-annual	3/5/2031		$5,120	24	—	24
								$—	$(3,856)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	$2,430	$(72)	$(69)	$(3)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	22,302	(2,038)	(1,949)	(89)
						$(2,018)	$(92)

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Credit default swaps (continued)

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2021 (000)
1.00%	Quarterly	CDX.NA.IG.37	12/20/2026	$30,400	$738	$728	$10

Investments in affiliates16

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)
Short-term securities 6.91%
Money market investments 6.91%
Capital Group Central Cash Fund 0.09%[15]	$147,017	$810,222	$813,160	$(10)	$11	$144,080	$128

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $211,518,000, which represented 10.14% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,981,000, which represented .10% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,957,000, which represented .09% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,137,000, which represented .49% of the net assets of the fund.
[12]	Purchased on a TBA basis.
[13]	Security did not produce income during the last 12 months.
[14]	Amount less than one thousand.
[15]	Rate represents the seven-day yield at 12/31/2021.
[16]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	215

American High-Income Trust

(formerly High-Income Bond Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 91.04%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 91.01%
Consumer discretionary 13.59%
Adient US LLC 9.00% 2025[1]	$500	$532
Allied Universal Holdco LLC 6.625% 2026[1]	858	901
Allied Universal Holdco LLC 9.75% 2027[1]	976	1,044
Allied Universal Holdco LLC 4.625% 2028[1]	490	491
Allied Universal Holdco LLC 6.00% 2029[1]	1,390	1,354
Asbury Automotive Group, Inc. 4.625% 2029[1]	795	811
Asbury Automotive Group, Inc. 5.00% 2032[1]	725	753
Atlas LuxCo 4 SARL 4.625% 2028[1]	280	275
Boyd Gaming Corp. 8.625% 2025[1]	60	64
Boyd Gaming Corp. 4.75% 2027	621	635
Boyd Gaming Corp. 4.75% 2031[1]	895	914
Boyne USA, Inc. 4.75% 2029[1]	235	242
Caesars Entertainment, Inc. 6.25% 2025[1]	1,085	1,140
Caesars Entertainment, Inc. 4.625% 2029[1]	550	551
Caesars Resort Collection, LLC 5.75% 2025[1]	345	361
Carnival Corp. 7.625% 2026[1]	975	1,023
Carnival Corp. 10.50% 2026[1]	1,130	1,291
Carnival Corp. 4.00% 2028[1]	3,000	2,984
Carnival Corp. 6.00% 2029[1]	950	947
Carvana Co. 5.625% 2025[1]	150	150
Carvana Co. 5.50% 2027[1]	1,671	1,656
Carvana Co. 5.875% 2028[1]	2,189	2,184
Carvana Co. 4.875% 2029[1]	2,110	2,013
CEC Entertainment, Inc. 6.75% 2026[1]	1,150	1,128
Dana, Inc. 5.625% 2028	345	367
Empire Communities Corp. 7.00% 2025[1]	475	492
Empire Resorts, Inc. 7.75% 2026[1]	870	875
Everi Holdings, Inc. 5.00% 2029[1]	155	157
Fertitta Entertainment, Inc. 6.75% 2024[1]	2,671	2,674
First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[1]	2,985	2,906
Foot Locker, Inc. 4.00% 2029[1]	535	537
Ford Motor Co. 3.25% 2032	1,130	1,159
Ford Motor Co. 5.291% 2046	70	82
Ford Motor Credit Company LLC 3.664% 2024	500	520
Ford Motor Credit Company LLC 5.584% 2024	350	378
Ford Motor Credit Company LLC 3.375% 2025	1,115	1,160
Ford Motor Credit Company LLC 5.125% 2025	3,835	4,176
Ford Motor Credit Company LLC 2.70% 2026	750	758
Ford Motor Credit Company LLC 4.542% 2026	1,460	1,587
Ford Motor Credit Company LLC 3.815% 2027	2,125	2,250
Ford Motor Credit Company LLC 4.125% 2027	835	902
Ford Motor Credit Company LLC 4.271% 2027	525	565
Ford Motor Credit Company LLC 2.90% 2028	550	552
Ford Motor Credit Company LLC 5.113% 2029	200	228
Ford Motor Credit Company LLC 4.00% 2030	1,820	1,961
Ford Motor Credit Company LLC 3.625% 2031	400	422
Full House Resorts, Inc. 8.25% 2028[1]	160	168
GPS Hospitality Holding Co. LLC 7.00% 2028[1]	240	218
Group 1 Automotive, Inc. 4.00% 2028[1]	485	484
Hanesbrands, Inc. 4.625% 2024[1]	1,945	2,039
Hanesbrands, Inc. 4.875% 2026[1]	2,024	2,166
Hilton Grand Vacations Borrower 5.00% 2029[1]	2,455	2,520
Hilton Worldwide Holdings, Inc. 5.375% 2025[1]	100	104
Hilton Worldwide Holdings, Inc. 3.75% 2029[1]	300	303
Hilton Worldwide Holdings, Inc. 4.875% 2030	508	544
Hilton Worldwide Holdings, Inc. 4.00% 2031[1]	1,720	1,761
International Game Technology PLC 6.50% 2025[1]	1,383	1,502
International Game Technology PLC 4.125% 2026[1]	335	345
International Game Technology PLC 5.25% 2029[1]	3,380	3,587

216	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
KB Home 6.875% 2027	$330	$387
Kontoor Brands, Inc. 4.125% 2029[1]	370	371
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	17	19
Lennar Corp. 4.50% 2024	40	43
Levi Strauss & Co. 3.50% 2031[1]	430	439
Limited Brands, Inc. 6.625% 2030[1]	370	420
Limited Brands, Inc. 6.875% 2035	786	978
Limited Brands, Inc. 6.75% 2036	655	810
Lithia Motors, Inc. 4.625% 2027[1]	100	105
Lithia Motors, Inc. 3.875% 2029[1]	505	516
Lithia Motors, Inc. 4.375% 2031[1]	475	508
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[1]	195	197
M.D.C. Holdings, Inc. 6.00% 2043	823	1,042
Marriott Ownership Resorts, Inc. 4.50% 2029[1]	490	494
Melco International Development, Ltd. 5.75% 2028[1]	1,370	1,380
Melco International Development, Ltd. 5.375% 2029[1]	1,956	1,900
Melco Resorts Finance, Ltd. 5.25% 2026[1]	300	297
Merlin Entertainment 5.75% 2026[1]	792	825
MGM Growth Properties LLC 5.625% 2024	557	596
MGM Growth Properties LLC 4.625% 2025[1]	900	961
MGM Growth Properties LLC 3.875% 2029[1]	1,400	1,472
MGM Resorts International 6.00% 2023	281	294
MGM Resorts International 5.50% 2027	401	427
Midas Intermediate Holdco II, LLC 7.875% 2022[1]	160	161
Midas Intermediate Holdco II, LLC, Term Loan B, (3-month USD-LIBOR + 6.75%) 4.00% PIK and 4.50% Cash 2025[2,3,4]	2,345	2,247
Mohegan Gaming & Entertainment 8.00% 2026[1]	1,340	1,409
Motel 6 Operating LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 5.75% 2026[2,3]	613	619
NCL Corp., Ltd. 3.625% 2024[1]	650	614
NCL Corp., Ltd. 5.875% 2026[1]	475	474
Neiman Marcus Group, LLC 7.125% 2026[1]	2,905	3,088
Newell Brands, Inc. 5.875% 2036[5]	30	37
Newell Rubbermaid, Inc. 4.875% 2025	445	486
Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[1]	179	208
Panther BF Aggregator 2, LP 6.25% 2026[1]	140	147
Panther BF Aggregator 2, LP 8.50% 2027[1]	340	361
Party City Holdings, Inc. 6.625% 2026[1]	500	428
Party City Holdings, Inc. 8.75% 2026[1]	3,600	3,721
Penske Automotive Group, Inc., 3.75% 2029	340	338
Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.75% 2024[2,3]	822	803
Premier Entertainment Sub LLC 5.625% 2029[1]	2,000	1,987
Premier Entertainment Sub LLC 5.875% 2031[1]	1,905	1,915
QVC, Inc. 4.375% 2028	200	199
Raptor Acquisition Corp. 4.875% 2026[1]	690	698
Real Hero Merger Sub 2, Inc. 6.25% 2029[1]	430	430
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	325	355
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	1,881	2,109
Royal Caribbean Cruises, Ltd. 4.25% 2026[1]	2,110	2,046
Royal Caribbean Cruises, Ltd. 5.50% 2026[1]	545	555
Royal Caribbean Cruises, Ltd. 3.70% 2028	60	56
Royal Caribbean Cruises, Ltd. 5.50% 2028[1]	70	71
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[1]	1,959	2,088
Scientific Games Corp. 5.00% 2025[1]	91	94
Scientific Games Corp. 8.625% 2025[1]	1,675	1,790
Scientific Games Corp. 8.25% 2026[1]	2,409	2,539
Scientific Games Corp. 7.00% 2028[1]	455	485
Scientific Games Corp. 7.25% 2029[1]	1,980	2,211
Sonic Automotive, Inc. 4.625% 2029[1]	1,725	1,744

American Funds Insurance Series	217

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Sonic Automotive, Inc. 4.875% 2031[1]	$1,380	$1,395
Staples, Inc. 7.50% 2026[1]	421	433
Studio City Finance, Ltd. 5.00% 2029[1]	650	583
Tempur Sealy International, Inc. 4.00% 2029[1]	485	494
Tempur Sealy International, Inc. 3.875% 2031[1]	1,460	1,465
The Gap, Inc. 3.625% 2029[1]	170	168
The Gap, Inc. 3.875% 2031[1]	108	107
The Home Co., Inc. 7.25% 2025[1]	725	742
Thor Industries, Inc. 4.00% 2029[1]	420	416
TopBuild Corp. 4.125% 2032[1]	500	514
Travel + Leisure Co. 6.60% 2025[5]	50	56
Travel + Leisure Co. 6.00% 2027	350	382
Travel + Leisure Co. 4.50% 2029[1]	1,980	2,000
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[2,3]	529	528
Universal Entertainment Corp. 8.50% 2024[1]	2,595	2,736
Vail Resorts, Inc. 6.25% 2025[1]	315	328
VICI Properties LP 4.25% 2026[1]	962	1,003
VICI Properties LP 4.625% 2029[1]	1,385	1,476
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[1]	851	865
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[1]	379	392
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[1]	3,124	3,309
WASH Multifamily Acquisition, Inc. 5.75% 2026[1]	405	426
Wheel Pros, Inc. 6.50% 2029[1]	820	788
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 5.25% 2028[2,3]	958	957
Wyndham Destinations, Inc. 6.625% 2026[1]	525	583
Wyndham Destinations, Inc. 4.625% 2030[1]	400	403
Wyndham Worldwide Corp. 4.375% 2028[1]	1,490	1,537
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	861	868
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	200	206
Wynn Macau, Ltd. 5.125% 2029[1]	750	683
Wynn Resorts, Ltd. 7.75% 2025[1]	494	519
Wynn Resorts, Ltd. 5.125% 2029[1]	852	866
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[2,3]	925	928
		143,043

Energy 13.36%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[1]	425	457
Antero Midstream Partners LP 5.375% 2029[1]	570	602
Antero Resources Corp. 7.625% 2029[1]	417	464
Antero Resources Corp. 5.375% 2030[1]	720	771
Apache Corp. 4.625% 2025	420	451
Apache Corp. 4.875% 2027	875	955
Apache Corp. 6.00% 2037	165	202
Apache Corp. 5.10% 2040	695	786
Apache Corp. 4.75% 2043	265	292
Ascent Resources - Utica LLC 7.00% 2026[1]	1,640	1,665
Ascent Resources - Utica LLC 9.00% 2027[1]	170	228
Ascent Resources - Utica LLC 8.25% 2028[1]	271	283
Ascent Resources - Utica LLC 5.875% 2029[1]	1,105	1,065
Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]	228	247
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	676	717
Bonanza Creek Energy, Inc. 5.00% 2026[1]	735	743
California Resources Corp. 7.125% 2026[1]	290	302
Cenovus Energy, Inc. 5.375% 2025	246	272
Cenovus Energy, Inc. 5.40% 2047	400	499
Centennial Resource Production, LLC 6.875% 2027[1]	440	449
Cheniere Energy Partners LP 4.50% 2029	938	996
Cheniere Energy Partners LP 4.00% 2031	2,323	2,440

218	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cheniere Energy Partners LP 3.25% 2032[1]	$1,105	$1,118
Cheniere Energy, Inc. 7.00% 2024	319	353
Cheniere Energy, Inc. 5.875% 2025	495	549
Cheniere Energy, Inc. 4.625% 2028	5,311	5,658
Chesapeake Energy Corp. 4.875% 2022[6]	4,300	86
Chesapeake Energy Corp. 5.50% 2026[1]	1,185	1,249
Chesapeake Energy Corp. 5.875% 2029[1]	1,020	1,093
CNX Midstream Partners LP 4.75% 2030[1]	210	210
CNX Resources Corp. 7.25% 2027[1]	1,478	1,569
CNX Resources Corp. 6.00% 2029[1]	1,345	1,401
Comstock Resources, Inc. 6.75% 2029[1]	785	853
Comstock Resources, Inc. 5.875% 2030[1]	1,120	1,150
Constellation Oil Services Holding SA 10.00% PIK 2024[1,4,6]	7,784	2,436
Continental Resources, Inc. 5.75% 2031[1]	865	1,020
Convey Park Energy LLC 7.50% 2025[1]	417	432
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[1]	2,860	2,990
Crestwood Midstream Partners LP 6.00% 2029[1]	575	598
Devon Energy Corp. 5.875% 2028	202	219
Devon Energy Corp. 4.50% 2030	493	529
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[1,3,4]	68	67
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[3,4]	62	61
DT Midstream, Inc. 4.125% 2029[1]	1,750	1,794
DT Midstream, Inc. 4.375% 2031[1]	785	818
Encino Acquisition Partners Holdings, LLC 8.50% 2028[1]	50	52
Endeavor Energy Resources LP 6.625% 2025[1]	850	900
Energean Israel Finance, Ltd. 4.50% 2024[1]	945	952
Energean Israel Finance, Ltd. 4.875% 2026[1]	800	796
Energean PLC 6.50% 2027[1]	580	578
Energy Transfer Operating LP 5.00% 2050	1,529	1,764
EnLink Midstream Partners, LLC 5.625% 2028[1]	660	687
EQM Midstream Partners LP 4.75% 2023	400	416
EQM Midstream Partners LP 4.125% 2026	127	130
EQM Midstream Partners LP 6.50% 2027[1]	2,365	2,652
EQM Midstream Partners LP 5.50% 2028	1,231	1,347
EQM Midstream Partners LP 4.50% 2029[1]	835	870
EQM Midstream Partners LP 4.75% 2031[1]	1,155	1,223
EQM Midstream Partners LP 6.50% 2048	100	122
EQT Corp. 6.625% 2025[5]	630	711
EQT Corp. 3.90% 2027	125	134
EQT Corp. 5.00% 2029	480	532
EQT Corp. 7.50% 2030[5]	400	515
EQT Corp. 3.625% 2031[1]	500	520
Genesis Energy, LP 5.625% 2024	120	119
Genesis Energy, LP 6.50% 2025	1,735	1,715
Genesis Energy, LP 6.25% 2026	180	176
Genesis Energy, LP 8.00% 2027	2,663	2,747
Guara Norte SARL 5.198% 2034[1]	579	569
Harbour Energy PLC 5.50% 2026[1]	1,295	1,287
Harvest Midstream I, LP 7.50% 2028[1]	1,867	2,000
Hess Midstream Operations LP 4.25% 2030[1]	1,400	1,392
Hess Midstream Partners LP 5.125% 2028[1]	687	716
Hilcorp Energy I, LP 6.25% 2028[1]	145	153
Hilcorp Energy I, LP 5.75% 2029[1]	790	815
Hilcorp Energy I, LP 6.00% 2031[1]	650	674
Howard Midstream Energy Partners, LLC 6.75% 2027[1]	460	472
Independence Energy Finance LLC 7.25% 2026[1]	500	520
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.09% 2024[2,3]	12	7

American Funds Insurance Series	219

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 1.00%) 3.00% PIK and 1.09% Cash 2025[2,3,4]	$151	$68
Murphy Oil Corp. 6.875% 2024	335	342
Murphy Oil Corp. 5.75% 2025	250	257
Murphy Oil Corp. 6.375% 2028	415	442
Murphy Oil USA, Inc. 3.75% 2031[1]	200	199
Nabors Industries, Inc. 5.75% 2025	355	329
Nabors Industries, Inc. 7.375% 2027[1]	1,470	1,523
Neptune Energy Group Holdings, Ltd. 6.625% 2025[1]	850	870
New Fortress Energy, Inc. 6.75% 2025[1]	1,290	1,305
New Fortress Energy, Inc. 6.50% 2026[1]	3,395	3,373
NGL Energy Operating LLC 7.50% 2026[1]	7,705	7,956
NGL Energy Partners LP 7.50% 2023	414	408
NGL Energy Partners LP 6.125% 2025	2,229	1,908
Northern Oil and Gas, Inc. 8.125% 2028[1]	2,055	2,171
NorthRiver Midstream Finance LP 5.625% 2026[1]	625	651
NuStar Logistics LP 6.00% 2026	286	311
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[1]	1,845	2,014
Oasis Petroleum, Inc. 6.375% 2026[1]	1,087	1,143
Occidental Petroleum Corp. 5.875% 2025	710	784
Occidental Petroleum Corp. 8.00% 2025	1,400	1,636
Occidental Petroleum Corp. 3.50% 2029	310	319
Occidental Petroleum Corp. 6.625% 2030	810	1,004
Occidental Petroleum Corp. 8.875% 2030	300	405
Occidental Petroleum Corp. 6.125% 2031	530	645
Occidental Petroleum Corp. 4.20% 2048	165	165
Parkland Corp. 4.625% 2030[1]	835	831
PDC Energy, Inc. 5.75% 2026	1,100	1,138
Petróleos Mexicanos 6.875% 2025[1]	350	383
Petróleos Mexicanos 5.35% 2028	449	447
Petróleos Mexicanos 7.69% 2050	651	629
Petrorio Luxembourg SARL 6.125% 2026[1]	320	321
Precision Drilling Corp. 6.875% 2029[1]	160	163
Range Resources Corp. 4.875% 2025	642	664
Range Resources Corp. 8.25% 2029	850	949
Rattler Midstream Partners LP 5.625% 2025[1]	955	994
Rockcliff Energy II LLC 5.50% 2029[1]	440	454
Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,066
Sabine Pass Liquefaction, LLC 4.50% 2030	586	662
Sanchez Energy Corp. 7.25% 2023[1,6]	739	29
SM Energy Co. 6.50% 2028	220	228
Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[5]	715	787
Southwestern Energy Co. 7.75% 2027	272	294
Southwestern Energy Co. 8.375% 2028	565	631
Southwestern Energy Co. 5.375% 2029	340	360
Southwestern Energy Co. 5.375% 2030	2,220	2,383
Southwestern Energy Co. 4.75% 2032	1,255	1,324
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[1]	335	339
Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[1]	555	579
Sunoco LP 6.00% 2027	547	571
Sunoco LP 4.50% 2029	1,680	1,709
Sunoco LP 4.50% 2030[1]	1,680	1,724
Superior Plus LP and Superior General Partner, Inc. 4.50% 2029[1]	690	710
Tallgrass Energy Partners, LP 7.50% 2025[1]	230	249
Targa Resources Partners LP 5.875% 2026	171	179
Targa Resources Partners LP 6.50% 2027	133	143
Targa Resources Partners LP 6.875% 2029	985	1,103
Targa Resources Partners LP 5.50% 2030	802	878
Targa Resources Partners LP 4.875% 2031	1,620	1,762

220	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Targa Resources Partners LP 4.00% 2032[1]	$550	$576
Teekay Corp. 9.25% 2022[1]	683	701
Teekay Offshore Partners LP 8.50% 2023[1,7,8]	2,009	1,828
Transocean Guardian, Ltd. 5.875% 2024[1]	379	359
Transocean Poseidon, Ltd. 6.875% 2027[1]	385	372
Transocean, Inc. 7.25% 2025[1]	500	386
Transocean, Inc. 8.00% 2027[1]	550	397
USA Compression Partners, LP 6.875% 2026	264	275
USA Compression Partners, LP 6.875% 2027	247	261
Venture Global Calcasieu Pass, LLC 4.125% 2031[1]	2,695	2,861
Venture Global Calcasieu Pass, LLC 3.875% 2033[1]	650	682
Weatherford International, Ltd. 11.00% 2024[1]	445	459
Weatherford International, Ltd. 6.50% 2028[1]	1,960	2,077
Weatherford International, Ltd. 8.625% 2030[1]	2,120	2,204
Western Gas Partners LP 4.50% 2028	1,374	1,498
Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[5]	369	386
Western Midstream Operating, LP 4.75% 2028	160	177
Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[5]	400	440
Western Midstream Operating, LP 6.50% 2050 (6.25% on 2/1/2022)[5]	290	343
		140,595

Communication services 12.70%
Allen Media, LLC 10.50% 2028[1]	50	52
Altice France SA 5.125% 2029[1]	2,547	2,489
Beasley Mezzanine Holdings, LLC 8.625% 2026[1]	475	470
Brightstar Escrow Corp. 9.75% 2025[1]	1,095	1,176
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	132	136
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	100
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	100	108
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	3,604	3,695
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	3,137	3,268
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	140	139
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	3,285	3,321
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	1,024	1,055
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[1]	1,210	1,236
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[1]	750	739
Centerfield Media Parent, Inc. 6.625% 2026[1]	1,160	1,164
CenturyLink, Inc. 6.75% 2023	1,480	1,600
CenturyLink, Inc. 4.00% 2027[1]	750	762
Cinemark USA, Inc. 5.875% 2026[1]	188	191
Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]	570	611
Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]	380	406
Cogent Communications Group, Inc. 3.50% 2026[1]	700	712
Consolidated Communications, Inc. 5.00% 2028[1]	225	228
CSC Holdings, LLC 3.375% 2031[1]	500	469
Diamond Sports Group LLC 5.375% 2026[1]	1,573	788
Diamond Sports Group LLC 6.625% 2027[1]	1,056	298
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[2,3]	1,823	1,827
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[1]	2,920	2,994
DISH DBS Corp. 5.25% 2026[1]	490	499
DISH DBS Corp. 5.125% 2029	900	820
Embarq Corp. 7.995% 2036	2,102	2,358
Epicor Software Corp., Term Loan C, (3-month USD-LIBOR + 3.25%) 4.00% 2027[2,3]	74	74
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	539
Front Range BidCo, Inc. 6.125% 2028[1]	839	828
Frontier Communications Corp. 5.875% 2027[1]	1,550	1,642
Frontier Communications Corp. 5.00% 2028[1]	4,030	4,158
Frontier Communications Corp. 6.75% 2029[1]	2,010	2,093
Frontier Communications Holdings, LLC 5.875% 2029	1,390	1,392

American Funds Insurance Series	221

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Frontier Communications Holdings, LLC 6.00% 2030[1]	$750	$755
Gannett Holdings, LLC 6.00% 2026[1]	500	511
Gray Escrow II, Inc. 5.375% 2031[1]	1,350	1,391
Gray Television, Inc. 7.00% 2027[1]	828	886
Gray Television, Inc. 4.75% 2030[1]	250	249
iHeartCommunications, Inc. 5.25% 2027[1]	1,445	1,504
Inmarsat PLC 6.75% 2026[1]	1,475	1,553
Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,703
Intelsat Jackson Holding Co. 8.50% 2024[1,6]	1,050	482
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[2,3]	1,010	1,014
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,908
Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[2,3]	389	389
Lamar Media Corp. 3.75% 2028	61	61
Lamar Media Corp. 4.875% 2029	300	314
Lamar Media Corp. 4.00% 2030	260	264
Lamar Media Corp. 3.625% 2031	125	122
Level 3 Financing, Inc. 3.75% 2029[1]	550	523
Ligado Networks LLC 15.50% PIK 2023[1,4]	1,649	1,338
Ligado Networks LLC 17.50% PIK 2024[1,4]	267	126
Live Nation Entertainment, Inc. 3.75% 2028[1]	425	423
Mav Acquisition Corp. 5.75% 2028[1]	520	516
Midas OpCo Holdings LLC 5.625% 2029[1]	3,300	3,384
Netflix, Inc. 4.875% 2028	635	725
Netflix, Inc. 5.375% 2029[1]	50	59
Netflix, Inc. 4.875% 2030[1]	674	787
News Corp. 3.875% 2029[1]	1,200	1,214
Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,400	2,449
Nexstar Escrow Corp. 5.625% 2027[1]	789	833
Qwest Capital Funding, Inc. 6.875% 2028	860	916
Scripps Escrow II, Inc. 3.875% 2029[1]	750	750
Sinclair Television Group, Inc. 5.125% 2027[1]	195	189
Sinclair Television Group, Inc. 4.125% 2030[1]	1,550	1,471
Sirius XM Radio, Inc. 3.125% 2026[1]	2,100	2,103
Sirius XM Radio, Inc. 4.00% 2028[1]	2,475	2,493
Sirius XM Radio, Inc. 4.125% 2030[1]	445	446
Sirius XM Radio, Inc. 3.875% 2031[1]	2,400	2,357
Sprint Corp. 7.625% 2026	1,450	1,743
Sprint Corp. 6.875% 2028	7,396	9,368
Sprint Corp. 8.75% 2032	5,791	8,696
Summer (BC) BidCo B LLC 5.50% 2026[1]	365	374
TEGNA, Inc. 4.75% 2026[1]	650	677
TEGNA, Inc. 4.625% 2028	478	484
TEGNA, Inc. 5.00% 2029	936	959
T-Mobile US, Inc. 2.625% 2026	1,000	1,006
T-Mobile US, Inc. 3.375% 2029[1]	1,750	1,786
T-Mobile US, Inc. 2.875% 2031	460	455
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[1]	5,096	4,980
Univision Communications, Inc. 5.125% 2025[1]	3,195	3,231
Univision Communications, Inc. 6.625% 2027[1]	3,050	3,289
Univision Communications, Inc. 4.50% 2029[1]	5,000	5,059
UPC Broadband Finco BV 4.875% 2031[1]	650	664
Virgin Media O2 4.25% 2031[1]	2,625	2,577
Virgin Media Secured Finance PLC 4.50% 2030[1]	990	998
VMED O2 UK Financing I PLC 4.75% 2031[1]	200	203
Warner Music Group 3.75% 2029[1]	700	699
Warner Music Group 3.875% 2030[1]	850	865

222	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Ziggo Bond Co. BV 5.125% 2030[1]	$419	$422
Ziggo Bond Finance BV 5.50% 2027[1]	824	848
Ziggo Bond Finance BV 4.875% 2030[1]	1,550	1,592
		133,620

Health care 11.16%
AdaptHealth, LLC 5.125% 2030[1]	725	739
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.854% 2026[2,3]	836	831
Avantor Funding, Inc. 4.625% 2028[1]	1,910	1,994
Avantor Funding, Inc. 3.875% 2029[1]	500	506
Bausch Health Companies, Inc. 9.25% 2026[1]	2,644	2,796
Bausch Health Companies, Inc. 5.75% 2027[1]	1,000	1,039
Bausch Health Companies, Inc. 4.875% 2028[1]	2,445	2,498
Bausch Health Companies, Inc. 5.00% 2028[1]	987	910
Bausch Health Companies, Inc. 7.00% 2028[1]	553	551
Bausch Health Companies, Inc. 5.00% 2029[1]	375	332
Bausch Health Companies, Inc. 6.25% 2029[1]	815	776
Bausch Health Companies, Inc. 7.25% 2029[1]	260	258
Bausch Health Companies, Inc. 5.25% 2030[1]	852	751
Bausch Health Companies, Inc. 5.25% 2031[1]	3,615	3,182
Catalent Pharma Solutions, Inc. 5.00% 2027[1]	53	55
Catalent Pharma Solutions, Inc. 3.125% 2029[1]	285	282
Catalent Pharma Solutions, Inc. 3.50% 2030[1]	670	669
Centene Corp. 4.25% 2027	584	610
Centene Corp. 2.45% 2028	3,890	3,838
Centene Corp. 4.625% 2029	4,305	4,650
Centene Corp. 3.00% 2030	2,530	2,576
Centene Corp. 3.375% 2030	842	859
Centene Corp. 2.50% 2031	1,485	1,448
Centene Corp. 2.625% 2031	970	952
Charles River Laboratories International, Inc. 4.25% 2028[1]	241	251
Charles River Laboratories International, Inc. 3.75% 2029[1]	680	688
Community Health Systems, Inc. 5.625% 2027[1]	730	773
Community Health Systems, Inc. 6.00% 2029[1]	653	697
DaVita, Inc. 4.625% 2030[1]	1,200	1,231
Encompass Health Corp. 4.50% 2028	496	511
Encompass Health Corp. 4.75% 2030	285	294
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[1]	954	972
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,558	1,163
Endo International PLC 5.75% 2022[1]	2,777	2,531
Endo International PLC 5.875% 2024[1]	1,300	1,281
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]	1,390	1,365
Grifols Escrow Issuer SA 4.75% 2028[1]	700	715
HCA, Inc. 5.875% 2026	321	362
HCA, Inc. 5.625% 2028	1,565	1,831
HCA, Inc. 5.875% 2029	750	895
HCA, Inc. 3.50% 2030	1,650	1,747
HCA, Inc. 5.50% 2047	128	168
HCA, Inc. 5.25% 2049	475	611
HCA, Inc. 7.50% 2095	250	366
HealthEquity, Inc. 4.50% 2029[1]	730	724
IMS Health Holdings, Inc. 5.00% 2026[1]	823	846
Jazz Securities DAC 4.375% 2029[1]	1,256	1,303
Mallinckrodt International Finance SA 5.50% 2025[1,6]	1,118	610
Mallinckrodt PLC 5.75% 2022[1,6]	325	173
Mallinckrodt PLC 10.00% 2025[1]	1,144	1,214
ModivCare Escrow Issuer, Inc. 5.00% 2029[1]	570	583
Molina Healthcare, Inc. 4.375% 2028[1]	920	949

American Funds Insurance Series	223

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 3.875% 2030[1]	$1,999	$2,077
Molina Healthcare, Inc. 3.875% 2032[1]	1,490	1,502
Mozart Debt Merger Sub, Inc. 3.875% 2029[1]	1,100	1,098
Mozart Debt Merger Sub, Inc. 5.25% 2029[1]	2,435	2,473
Option Care Health, Inc. 4.375% 2029[1]	580	582
Organon Finance 1 LLC 4.125% 2028[1]	475	484
Organon Finance 1 LLC 5.125% 2031[1]	240	251
Owens & Minor, Inc. 4.375% 2024	1,935	2,059
Owens & Minor, Inc. 4.50% 2029[1]	1,980	2,032
Par Pharmaceutical, Inc. 7.50% 2027[1]	4,375	4,478
Radiology Partners, Inc. 9.25% 2028[1]	1,213	1,276
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[2,3,4,7,8]	4,387	4,388
RP Escrow Issuer, LLC 5.25% 2025[1]	1,335	1,348
Select Medical Holdings Corp. 6.25% 2026[1]	554	588
Surgery Center Holdings 10.00% 2027[1]	416	442
Syneos Health, Inc. 3.625% 2029[1]	530	524
Team Health Holdings, Inc. 6.375% 2025[1]	899	847
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	312	300
Tenet Healthcare Corp. 4.625% 2024	130	132
Tenet Healthcare Corp. 4.875% 2026[1]	5,280	5,431
Tenet Healthcare Corp. 5.125% 2027[1]	710	740
Tenet Healthcare Corp. 6.25% 2027[1]	500	518
Tenet Healthcare Corp. 4.625% 2028[1]	550	566
Tenet Healthcare Corp. 6.125% 2028[1]	500	529
Tenet Healthcare Corp. 4.25% 2029[1]	990	1,007
Tenet Healthcare Corp. 4.375% 2030[1]	1,450	1,472
Tenet Healthcare Corp. 6.875% 2031	100	114
Teva Pharmaceutical Finance Co. BV 6.00% 2024	3,879	4,069
Teva Pharmaceutical Finance Co. BV 7.125% 2025	2,209	2,366
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,134	2,009
Teva Pharmaceutical Finance Co. BV 4.75% 2027	350	347
Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,238	2,387
Teva Pharmaceutical Finance Co. BV 5.125% 2029	4,935	4,846
Teva Pharmaceutical Finance Co. BV 4.10% 2046	672	569
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	4,446	4,534
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	613
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	502	528
		117,482

Materials 10.20%
Alcoa Netherlands Holding BV 5.50% 2027[1]	510	546
Alcoa Netherlands Holding BV 4.125% 2029[1]	430	444
Allegheny Technologies, Inc. 4.875% 2029	1,600	1,604
Allegheny Technologies, Inc. 5.125% 2031	745	752
ArcelorMittal 4.25% 2029	372	408
ArcelorMittal 7.00% 2039	558	770
ArcelorMittal 6.75% 2041	1,025	1,387
Arconic Corp. 6.00% 2025[1]	810	848
Arconic Rolled Products Corp. 6.125% 2028[1]	200	213
Ardagh Group SA 6.50% Cash 2027[1,4]	622	641
Ardagh Metal Packaging Finance USA LLC 4.00% 2029[1]	650	645
Ardagh Packaging Finance 5.25% 2025[1]	495	512
Axalta Coating Systems LLC 4.75% 2027[1]	460	480
Ball Corp. 3.125% 2031	1,330	1,315
Braskem Idesa SAPI 6.99% 2032[1]	515	518
BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,636
Canpack SA / Canpack US, LLC 3.875% 2029[1]	2,120	2,073
Cleveland-Cliffs, Inc. 9.875% 2025[1]	204	231

224	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Cleveland-Cliffs, Inc. 6.75% 2026[1]	$462	$490
Cleveland-Cliffs, Inc. 5.875% 2027	2,880	3,002
Cleveland-Cliffs, Inc. 7.00% 2027	297	309
Cleveland-Cliffs, Inc. 4.625% 2029[1]	2,300	2,349
Cleveland-Cliffs, Inc. 4.875% 2031[1]	2,475	2,575
Consolidated Energy Finance SA 6.50% 2026[1]	600	612
Consolidated Energy Finance SA 5.625% 2028[1]	1,555	1,522
Constellium SE 3.75% 2029[1]	350	345
CVR Partners LP 9.25% 2023[1]	236	238
CVR Partners LP 6.125% 2028[1]	2,525	2,668
Diamond (BC) BV 4.625% 2029[1]	205	204
Element Solutions, Inc. 3.875% 2028[1]	620	624
First Quantum Minerals, Ltd. 7.25% 2023[1]	1,282	1,298
First Quantum Minerals, Ltd. 7.50% 2025[1]	3,893	4,010
First Quantum Minerals, Ltd. 6.875% 2026[1]	3,276	3,407
First Quantum Minerals, Ltd. 6.875% 2027[1]	5,240	5,645
FMG Resources 4.375% 2031[1]	585	615
Freeport-McMoRan, Inc. 4.25% 2030	637	673
Freeport-McMoRan, Inc. 5.40% 2034	512	624
Freeport-McMoRan, Inc. 5.45% 2043	801	1,008
FXI Holdings, Inc. 7.875% 2024[1]	2,805	2,861
FXI Holdings, Inc. 12.25% 2026[1]	5,615	6,324
GPC Merger Sub, Inc. 7.125% 2028[1]	534	553
Hexion, Inc. 7.875% 2027[1]	2,061	2,176
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	620	675
Labl, Inc. 5.875% 2028[1]	500	516
Labl, Inc. 8.25% 2029[1]	1,300	1,310
LSB Industries, Inc. 6.25% 2028[1]	2,160	2,249
Mercer International, Inc. 5.125% 2029	400	409
Methanex Corp. 5.125% 2027	3,915	4,115
Methanex Corp. 5.25% 2029	1,300	1,373
Methanex Corp. 5.65% 2044	1,225	1,232
Neon Holdings, Inc. 10.125% 2026[1]	840	896
Nova Chemicals Corp. 4.875% 2024[1]	495	512
Nova Chemicals Corp. 5.00% 2025[1]	295	309
Nova Chemicals Corp. 5.25% 2027[1]	2,536	2,703
Nova Chemicals Corp. 4.25% 2029[1]	2,980	2,996
Novelis Corp. 3.25% 2026[1]	335	338
Novelis Corp. 4.75% 2030[1]	1,013	1,067
Novelis Corp. 3.875% 2031[1]	1,057	1,052
Olin Corp. 5.625% 2029	200	217
Olin Corp. 5.00% 2030	180	189
Olympus Water US Holding Corp. 4.25% 2028[1]	1,340	1,334
Olympus Water US Holding Corp. 6.25% 2029[1]	200	195
Owens-Illinois, Inc. 5.875% 2023[1]	420	440
Owens-Illinois, Inc. 6.375% 2025[1]	265	286
Pearl Merger Sub, Inc. 6.75% 2028[1]	470	483
Rayonier A.M. Products, Inc. 7.625% 2026[1]	285	302
SCIH Salt Holdings, Inc. 4.875% 2028[1]	4,375	4,207
SCIH Salt Holdings, Inc. 6.625% 2029[1]	1,605	1,503
SCIL IV LLC 5.375% 2026[1]	500	514
Scotts Miracle-Gro Co. 4.50% 2029	639	667
Scotts Miracle-Gro Co. 4.375% 2032[1]	455	455
Sealed Air Corp. 4.00% 2027[1]	316	330
Silgan Holdings, Inc. 4.125% 2028	377	386
Summit Materials, Inc. 6.50% 2027[1]	360	374
Summit Materials, Inc. 5.25% 2029[1]	955	1,002
TPC Group Inc. 10.50% 2024[1]	190	138
Trivium Packaging BV 5.50% 2026[1]	530	552

American Funds Insurance Series	225

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Trivium Packaging BV 8.50% 2027[1]	$403	$427
Tronox, Ltd. 4.625% 2029[1]	730	730
Unifrax Escrow Issuer Corp. 5.25% 2028[1]	1,189	1,204
Unifrax Escrow Issuer Corp. 7.50% 2029[1]	760	769
Valvoline, Inc. 4.25% 2030[1]	353	361
Valvoline, Inc. 3.625% 2031[1]	620	601
Venator Materials Corp. 5.75% 2025[1]	3,896	3,744
Venator Materials Corp. 9.50% 2025[1]	1,155	1,264
W. R. Grace Holdings LLC 4.875% 2027[1]	655	674
W. R. Grace Holdings LLC 5.625% 2029[1]	790	811
Warrior Met Coal, Inc. 7.875% 2028[1]	2,270	2,330
		107,396

Industrials 8.73%
ADT Security Corp. 4.125% 2029[1]	1,635	1,613
Allison Transmission Holdings, Inc. 3.75% 2031[1]	1,720	1,680
American Airlines, Inc. 5.50% 2026[1]	1,960	2,041
American Airlines, Inc. 5.75% 2029[1]	750	803
Artera Services, LLC 9.033% 2025[1]	1,060	1,123
Associated Materials, LLC 9.00% 2025[1]	2,156	2,309
Atkore, Inc. 4.25% 2031[1]	385	395
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[2,3]	550	549
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[2,3]	1,700	1,726
ATS Automation Tooling Systems, Inc. 4.125% 2028[1]	275	278
Avis Budget Car Rental, LLC 5.75% 2027[1]	885	921
Avis Budget Group, Inc. 5.375% 2029[1]	1,150	1,215
Avolon Holdings Funding, Ltd. 5.25% 2024[1]	660	708
Avolon Holdings Funding, Ltd. 2.528% 2027[1]	2,098	2,039
Azul Investments LLP 7.25% 2026[1]	670	615
BlueLinx Holdings, Inc. 6.00% 2029[1]	500	498
Boeing Company 3.625% 2031	500	534
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	132	136
Bombardier, Inc. 7.50% 2024[1]	600	626
Bombardier, Inc. 7.50% 2025[1]	1,601	1,633
Bombardier, Inc. 7.125% 2026[1]	2,120	2,202
Bombardier, Inc. 7.875% 2027[1]	2,903	3,014
Bombardier, Inc. 6.00% 2028[1]	1,615	1,622
Bombardier, Inc. 7.45% 2034[1]	700	861
Builders FirstSource, Inc. 4.25% 2032[1]	1,230	1,276
BWX Technologies, Inc. 4.125% 2028[1]	515	524
BWX Technologies, Inc. 4.125% 2029[1]	770	781
Clarivate Science Holdings Corp. 3.875% 2028[1]	1,515	1,526
Clarivate Science Holdings Corp. 4.875% 2029[1]	1,265	1,285
Clean Harbors, Inc. 4.875% 2027[1]	766	790
CoreLogic, Inc. 4.50% 2028[1]	4,439	4,429
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	750	759
Covanta Holding Corp. 5.00% 2030	1,195	1,222
Covert Mergeco, Inc. 4.875% 2029[1]	855	869
Dun & Bradstreet Corp. 6.875% 2026[1]	703	732
Dun & Bradstreet Corp. 5.00% 2029[1]	1,275	1,307
Electricidad Firme de Mexico Holdings, SA de CV, 4.90% 2026[1]	505	501
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	499
Fortress Transportation and Infrastructure Investors LLC 5.50% 2028[1]	440	449
Garda World Security Corp. 6.00% 2029[1]	150	144
GFL Environmental, Inc. 3.50% 2028[1]	780	770
GFL Environmental, Inc. 4.00% 2028[1]	140	137
Global Infrastructure Solutions, Inc. 5.625% 2029[1]	500	513
Gol Finance SA 8.00% 2026[1]	410	386
Harsco Corp. 5.75% 2027[1]	650	663

226	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Herc Holdings, Inc. 5.50% 2027[1]	$200	$208
Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,122
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,062
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,450	1,493
Labl Escrow Issuer, LLC 6.75% 2026[1]	850	877
Labl Escrow Issuer, LLC 10.50% 2027[1]	1,170	1,228
LSC Communications, Inc. 8.75% 2023[1,6,7,8]	8,933	87
LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,6,7,8]	301	3
MasTec, Inc. 4.50% 2028[1]	1,250	1,300
Meritor, Inc. 4.50% 2028[1]	1,025	1,029
Mueller Water Products, Inc. 4.00% 2029[1]	275	278
NESCO Holdings II, Inc. 5.50% 2029[1]	155	160
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	259
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,480
Park River Holdings, Inc. 5.625% 2029[1]	775	741
PGT Innovations, Inc. 4.375% 2029[1]	725	730
Pitney Bowes, Inc. 6.875% 2027[1]	750	780
PM General Purchaser LLC 9.50% 2028[1]	1,050	1,065
Prime Security Services Borrower, LLC 3.375% 2027[1]	475	459
Prime Security Services Borrower, LLC 6.25% 2028[1]	627	655
R.R. Donnelley & Sons Co. 6.125% 2026[1]	375	413
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.104% 2024[2,3]	368	368
Ritchie Bros. Holdings, Inc. 4.75% 2031[1]	600	627
Roller Bearing Company of America, Inc. 4.375% 2029[1]	430	439
Rolls-Royce PLC 5.75% 2027[1]	415	459
Sensata Technologies, Inc. 3.75% 2031[1]	500	499
SkyMiles IP, Ltd. 4.75% 2028[1]	2,095	2,289
SRS Distribution, Inc. 4.625% 2028[1]	480	483
SRS Distribution, Inc. 6.00% 2029[1]	470	473
SRS Distribution, Inc. 6.125% 2029[1]	305	311
Stericycle, Inc. 5.375% 2024[1]	1,135	1,159
Stericycle, Inc. 3.875% 2029[1]	890	878
The Brink’s Co. 4.625% 2027[1]	719	741
The Hertz Corp. 4.625% 2026[1]	100	101
Titan International, Inc. 7.00% 2028	750	800
TransDigm, Inc. 6.25% 2026[1]	1,438	1,496
TransDigm, Inc. 5.50% 2027	855	882
TransDigm, Inc. 4.625% 2029	875	874
TransDigm, Inc. 4.875% 2029	360	362
Triumph Group, Inc. 6.25% 2024[1]	1,955	1,969
Triumph Group, Inc. 8.875% 2024[1]	226	247
Triumph Group, Inc. 7.75% 2025[1]	270	268
Uber Technologies, Inc. 8.00% 2026[1]	498	531
United Airlines Holdings, Inc. 6.50% 2027[1]	4,095	4,378
United Airlines, Inc. 4.375% 2026[1]	250	261
United Airlines, Inc. 4.625% 2029[1]	1,330	1,374
United Rentals, Inc. 3.875% 2031	525	534
United Rentals, Inc. 3.75% 2032	450	454
Vertical Holdco GMBH 7.625% 2028[1]	235	252
Vertical U.S. Newco, Inc. 5.25% 2027[1]	1,125	1,184
WESCO Distribution, Inc. 7.125% 2025[1]	1,375	1,459
WESCO Distribution, Inc. 7.25% 2028[1]	665	730
Western Global Airlines LLC 10.375% 2025[1]	535	596
XPO Logistics, Inc. 6.25% 2025[1]	300	314
		91,924

American Funds Insurance Series	227

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials 7.01%
Advisor Group Holdings, LLC 6.25% 2028[1]	$1,926	$2,001
AG Merger Sub II, Inc. 10.75% 2027[1]	4,240	4,713
Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125% 2026[1]	550	556
Albion Financing 2 SARL 8.75% 2027[1]	400	407
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,566	1,626
Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[1]	890	891
Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[1]	1,950	1,987
Ally Financial, Inc. 8.00% 2031	466	658
AmWINS Group, Inc. 4.875% 2029[1]	705	713
Aretec Escrow Issuer, Inc. 7.50% 2029[1]	2,165	2,224
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	1,245	1,250
AssuredPartners, Inc. 8.00% 2027[1]	437	454
AssuredPartners, Inc. 5.625% 2029[1]	365	356
BroadStreet Partners, Inc. 5.875% 2029[1]	575	566
Castlelake Aviation Finance DAC 5.00% 2027[1]	2,150	2,136
Cobra AcquisitionCo LLC 6.375% 2029[1]	500	494
Coinbase Global, Inc. 3.375% 2028[1]	2,085	1,951
Coinbase Global, Inc. 3.625% 2031[1]	1,765	1,627
Compass Diversified Holdings 5.25% 2029[1]	3,670	3,851
Compass Diversified Holdings 5.00% 2032[1]	1,230	1,263
Credit Acceptance Corp. 5.125% 2024[1]	765	785
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[2,3,7,8]	947	897
Digital Currency Group, Inc., Term Loan, 8.75% 2026[2,7,8]	1,263	1,196
Freedom Mortgage Corp. 7.625% 2026[1]	625	639
FS Energy and Power Fund 7.50% 2023[1]	3,774	3,939
Hightower Holding, LLC 6.75% 2029[1]	650	669
HUB International, Ltd. 7.00% 2026[1]	1,550	1,595
HUB International, Ltd. 5.625% 2029[1]	240	248
Icahn Enterprises Finance Corp. 5.25% 2027	277	285
Icahn Enterprises Finance Corp. 4.375% 2029	675	659
Iron Mountain Information Management Services, Inc. 5.00% 2032[1]	965	989
Ladder Capital Corp. 4.25% 2027[1]	1,689	1,702
LPL Holdings, Inc. 4.625% 2027[1]	962	997
LPL Holdings, Inc. 4.00% 2029[1]	1,270	1,302
LPL Holdings, Inc. 4.375% 2031[1]	1,060	1,086
MGIC Investment Corp. 5.25% 2028	525	552
MidCap Financial Issuer Trust 6.50% 2028[1]	750	783
MidCap Financial Issuer Trust 5.625% 2030[1]	265	266
MSCI, Inc. 4.00% 2029[1]	900	942
MSCI, Inc. 3.625% 2030[1]	66	68
MSCI, Inc. 3.625% 2031[1]	1,625	1,688
MSCI, Inc. 3.875% 2031[1]	1,450	1,512
MSCI, Inc. 3.25% 2033[1]	1,425	1,443
National Financial Partners Corp. 6.875% 2028[1]	639	642
Navient Corp. 5.50% 2023	2,701	2,816
Navient Corp. 5.875% 2024	1,720	1,836
Navient Corp. 6.125% 2024	1,267	1,352
Navient Corp. 5.00% 2027	2,883	2,943
Navient Corp. 4.875% 2028	320	320
Navient Corp. 5.50% 2029	830	829
Navient Corp. 5.625% 2033	1,778	1,696
OneMain Holdings, Inc. 7.125% 2026	1,335	1,524
Owl Rock Capital Corp. 3.75% 2025	900	933
Owl Rock Capital Corp. 3.375% 2026	390	397
Owl Rock Capital Corp. II 4.625% 2024[1]	750	786
Owl Rock Capital Corp. III 3.125% 2027[1]	600	587
Owl Rock Core Income Corp. 3.125% 2026[1]	550	532
PRA Group, Inc. 5.00% 2029[1]	450	452

228	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Quicken Loans, LLC 3.625% 2029[1]	$455		$457
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[1]	900		894
Springleaf Finance Corp. 6.125% 2024	367		389
Springleaf Finance Corp. 6.625% 2028	190		213
Springleaf Finance Corp. 5.375% 2029	183		199
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 1.50%) 7.25% PIK and 2.50% Cash 2025[2,3,4]	—	[9]	—	[9]
			73,763

Information technology 4.23%
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,574		3,575
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.25% 2025[2,3]	822		831
Avaya, Inc. 6.125% 2028[1]	490		520
Black Knight, Inc. 3.625% 2028[1]	1,315		1,315
BMC Software, Inc. 7.125% 2025[1]	225		236
BMC Software, Inc. 9.125% 2026[1]	240		251
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[2,3]	1,850		1,869
Booz Allen Hamilton, Inc. 3.875% 2028[1]	1,240		1,264
Booz Allen Hamilton, Inc. 4.00% 2029[1]	815		843
CA Magnum Holdings 5.375% 2026[1]	200		207
Conduent Business Services, LLC 6.00% 2029[1]	500		494
Dell, Inc. 5.40% 2040	300		340
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[2,3]	639		633
Diebold Nixdorf, Inc. 9.375% 2025[1]	4,700		5,066
Diebold, Inc. 8.50% 2024	1,534		1,536
Elastic NV 4.125% 2029[1]	350		347
Fair Isaac Corp. 4.00% 2028[1]	1,575		1,622
Gartner, Inc. 4.50% 2028[1]	1,635		1,710
Gartner, Inc. 3.75% 2030[1]	250		256
II-VI, Inc. 5.00% 2029[1]	525		537
II-VI, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 3.25% 2028[2,3]	225		225
Imola Merger Corp. 4.75% 2029[1]	300		308
MicroStrategy, Inc. 6.125% 2028[1]	625		627
MoneyGram International, Inc. 5.375% 2026[1]	1,575		1,600
NCR Corp. 5.125% 2029[1]	2,675		2,774
Rocket Software, Inc. 6.50% 2029[1]	1,465		1,431
Sabre GLBL, Inc. 7.375% 2025[1]	48		50
Sabre Holdings Corp. 9.25% 2025[1]	548		620
Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[2,3]	599		599
Square, Inc. 2.75% 2026[1]	2,180		2,186
Square, Inc. 3.50% 2031[1]	1,540		1,581
Synaptics, Inc. 4.00% 2029[1]	375		381
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.75% 2026[2,3]	470		468
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[2,3]	2,200		2,214
Unisys Corp. 6.875% 2027[1]	1,695		1,837
VeriSign, Inc. 5.25% 2025	132		146
Veritas Holdings, Ltd. 7.50% 2025[1]	2,140		2,218
Viavi Solutions, Inc. 3.75% 2029[1]	450		451
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[2,3]	50		50
Xerox Corp. 5.00% 2025[1]	595		631
Xerox Corp. 5.50% 2028[1]	585		618
			44,467

Consumer staples 3.85%
Albertsons Companies, Inc. 3.50% 2029[1]	2,398		2,407
Albertsons Companies, Inc. 4.875% 2030[1]	335		362
B&G Foods, Inc. 5.25% 2025	612		626
B&G Foods, Inc. 5.25% 2027	1,428		1,478
Central Garden & Pet Co. 4.125% 2030	420		424

American Funds Insurance Series	229

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Central Garden & Pet Co. 4.125% 2031[1]	$1,005	$1,012
Coty, Inc. 5.00% 2026[1]	700	722
Coty, Inc. 6.50% 2026[1]	520	537
Coty, Inc. 4.75% 2029[1]	1,675	1,705
Darling Ingredients, Inc. 5.25% 2027[1]	459	474
Edgewell Personal Care Co. 5.50% 2028[1]	275	292
Energizer Holdings, Inc. 4.375% 2029[1]	545	533
Fresh Market, Inc. 9.75% 2023[1]	120	124
Ingles Markets, Inc. 4.00% 2031[1]	345	348
Kraft Heinz Company 3.875% 2027	725	784
Kraft Heinz Company 5.00% 2042	500	623
Kraft Heinz Company 5.20% 2045	330	421
Kraft Heinz Company 4.375% 2046	1,701	1,996
Kraft Heinz Company 4.875% 2049	2,120	2,668
Kraft Heinz Company 5.50% 2050	1,210	1,642
Kronos Acquisition Holdings, Inc. 5.00% 2026[1]	1,740	1,721
Kronos Acquisition Holdings, Inc. 7.00% 2027[1]	2,900	2,738
Lamb Weston Holdings, Inc. 4.125% 2030[1]	2,880	2,960
Lamb Weston Holdings, Inc. 4.375% 2032[1]	550	568
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 4.50% 2026[2,3]	1,792	1,796
Performance Food Group, Inc. 4.25% 2029[1]	483	480
Post Holdings, Inc. 5.625% 2028[1]	569	604
Post Holdings, Inc. 5.50% 2029[1]	811	853
Post Holdings, Inc. 4.625% 2030[1]	3,605	3,678
Post Holdings, Inc. 4.50% 2031[1]	1,350	1,342
Prestige Brands International, Inc. 5.125% 2028[1]	103	107
Prestige Brands International, Inc. 3.75% 2031[1]	1,275	1,239
Simmons Foods, Inc. 4.625% 2029[1]	993	980
United Natural Foods, Inc. 6.75% 2028[1]	1,700	1,823
US Foods, Inc. 4.625% 2030[1]	460	466
		40,533

Real estate 3.15%
Brookfield Property REIT, Inc. 5.75% 2026[1]	2,284	2,366
Diversified Healthcare Trust 4.375% 2031	725	697
Howard Hughes Corp. 5.375% 2028[1]	1,447	1,543
Howard Hughes Corp. 4.125% 2029[1]	2,643	2,682
Howard Hughes Corp. 4.375% 2031[1]	2,218	2,243
Iron Mountain, Inc. 4.875% 2027[1]	1,616	1,678
Iron Mountain, Inc. 5.00% 2028[1]	617	635
Iron Mountain, Inc. 5.25% 2028[1]	1,214	1,265
Iron Mountain, Inc. 5.25% 2030[1]	2,610	2,755
Iron Mountain, Inc. 4.50% 2031[1]	1,050	1,063
Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,905	2,975
Kennedy-Wilson Holdings, Inc. 4.75% 2030	2,515	2,553
Kennedy-Wilson Holdings, Inc. 5.00% 2031	2,565	2,646
Ladder Capital Corp. 5.25% 2025[1]	1,040	1,053
Ladder Capital Corp. 4.75% 2029[1]	100	103
Medical Properties Trust, Inc. 5.00% 2027	638	668
Medical Properties Trust, Inc. 3.50% 2031	239	242
Park Intermediate Holdings LLC 4.875% 2029[1]	1,440	1,475
Realogy Corp. 9.375% 2027[1]	740	800
Realogy Corp. 5.75% 2029[1]	740	760
Realogy Group LLC 7.625% 2025[1]	260	276
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[1]	635	636
RLJ Lodging Trust, LP 4.00% 2029[1]	800	793
WeWork Companies, Inc. 7.875% 2025[1]	140	134
WeWork Companies, LLC 5.00% 2025[1]	1,260	1,095
		33,136

230	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 3.03%
Alfa Desarrollo SpA 4.55% 2051[1]	$295	$292
AmeriGas Partners LP 5.75% 2027	297	329
Calpine Corp. 4.50% 2028[1]	150	156
Calpine Corp. 5.125% 2028[1]	518	527
Calpine Corp. 3.75% 2031[1]	500	483
Calpine Corp. 5.00% 2031[1]	1,000	1,001
DPL, Inc. 4.125% 2025	765	800
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5]	1,155	1,333
FirstEnergy Corp. 2.25% 2030	1,170	1,128
FirstEnergy Corp. 2.65% 2030	624	618
FirstEnergy Corp. 7.375% 2031	734	992
FirstEnergy Corp. 3.40% 2050	1,710	1,680
FirstEnergy Corp., Series C, 5.35% 2047[5]	550	655
FirstEnergy Transmission LLC 2.866% 2028[1]	325	326
FirstEnergy Transmission LLC 4.55% 2049[1]	100	114
Instituto Costarricense de Electricidad 6.75% 2031[1]	750	761
Inversiones Latin America Power 5.125% 2033[1]	310	298
NextEra Energy Partners LP 4.25% 2024[1]	122	127
NextEra Energy Partners LP 3.875% 2026[1]	92	98
NGL Energy Partners LP 7.50% 2026	1,150	987
NRG Energy, Inc. 3.375% 2029[1]	355	348
NRG Energy, Inc. 3.625% 2031[1]	1,130	1,104
Pacific Gas and Electric Co. 4.55% 2030	623	674
Pacific Gas and Electric Co. 3.95% 2047	500	483
Pacific Gas and Electric Co. 3.50% 2050	400	371
Pacific Gas and Electric Co. 4.95% 2050	350	382
PG&E Corp. 5.00% 2028	3,205	3,377
PG&E Corp. 5.25% 2030	3,280	3,446
PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2025[2,3]	251	249
Talen Energy Corp. 6.50% 2025	220	88
Talen Energy Corp. 10.50% 2026[1]	3,887	1,675
Talen Energy Corp. 7.25% 2027[1]	3,353	2,971
Talen Energy Corp. 6.625% 2028[1]	130	114
Talen Energy Supply, LLC 7.625% 2028[1]	1,849	1,648
Venture Global Calcasieu Pass, LLC 3.875% 2029[1]	1,970	2,047
Vistra Operations Co. LLC 3.55% 2024[1]	231	238
		31,920

Total corporate bonds, notes & loans		957,879

Asset-backed obligations 0.03%
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class C, 6.50% 2041[1,10]	295	292

Total bonds, notes & other debt instruments (cost: $948,481,000)		958,171

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 2026	635	602

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 15.19% PIK 2023[1,4,7,8]	76	76

Total convertible bonds & notes (cost: $715,000)		678

American Funds Insurance Series	231

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Convertible stocks 0.08%	Shares	Value (000)
Financials 0.04%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	411	$430

Utilities 0.04%
PG&E Corp., convertible preferred units, 5.50% 2023	3,350	387

Total convertible stocks (cost: $697,000)		817

Common stocks 5.33%
Health care 2.07%
Rotech Healthcare, Inc.[7,8,11,12]	201,793	21,794

Energy 1.61%
Chesapeake Energy Corp.	97,857	6,314
Oasis Petroleum, Inc.	32,568	4,103
Denbury, Inc.[11]	25,380	1,944
Weatherford International[11]	52,159	1,446
Civitas Resources, Inc.	25,725	1,260
California Resources Corp.	17,202	734
Ascent Resources - Utica LLC, Class A7,8,11,12	6,297,894	567
Diamond Offshore Drilling, Inc.[11]	82,188	349
Diamond Offshore Drilling, Inc.[1,7,11]	28,784	113
McDermott International, Ltd.[11]	107,875	44
Mesquite Energy, Inc.[7,8,11]	3,558	21
		16,895

Industrials 0.68%
New AMI I, LLC[7,8,11]	949,277	7,177

Consumer discretionary 0.48%
MYT Holding Co., Class B7,11	608,846	2,587
NMG Parent LLC[11]	15,965	2,427
		5,014

Materials 0.22%
Hexion Holdings Corp., Class B11	81,939	2,328

Financials 0.20%
Jonah Energy Parent LLC[7,8,11]	38,716	1,658
Navient Corp.	20,000	424
		2,082

Communication services 0.04%
iHeartMedia, Inc., Class A11	22,639	476

Information technology 0.03%
MoneyGram International, Inc.[11]	41,400	327

Total common stocks (cost: $28,466,000)		56,093

Preferred securities 0.28%
Consumer discretionary 0.21%
MYT Holdings LLC, Series A, preferred shares, 10.00% 2029	2,095,904	2,264

232	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Preferred securities (continued)	Shares	Value (000)
Industrials 0.07%
ACR III LSC Holdings LLC, Series B, preferred shares[1,7,8,11]	1,022	$719

Total preferred securities (cost: $2,933,000)		2,983

Rights & warrants 0.16%
Energy 0.08%
Chesapeake Energy Corp., Class B, warrants, expire 2026[11]	11,862	426
Chesapeake Energy Corp., Class A, warrants, expire 2026[11]	6,365	254
Chesapeake Energy Corp., Class C, warrants, expire 2026[11]	5,257	170
		850

Consumer discretionary 0.08%
NMG Parent LLC, warrants, expire 2027[7,11]	27,111	801

Total rights & warrants (cost: $1,983,000)		1,651

Short-term securities 1.64%
Money market investments 1.64%
Capital Group Central Cash Fund 0.09%[13,14]	172,360	17,238

Total short-term securities (cost: $17,234,000)		17,238
Total investment securities 98.59% (cost: $1,000,509,000)		1,037,631
Other assets less liabilities 1.41%		14,804

Net assets 100.00%		$1,052,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Short	24	March 2022	$(2,903)	$(12)
10 Year U.S. Treasury Note Futures	Short	120	March 2022	(15,656)	(184)
30 Year Ultra U.S. Treasury Bond Futures	Short	4	March 2022	(789)	(15)
					$(211)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 12/31/2021 (000)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	$8,014	$(733)	$(743)	$10
CDX.NA.IG.37	1.00%	Quarterly	12/20/2031	2,250	(22)	(18)	(4)
						$(761)	$6

American Funds Insurance Series	233

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Investments in affiliates14

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)
Short-term securities 1.64%
Money market investments 1.64%
Capital Group Central Cash Fund 0.09%[13]	$33,493	$435,466	$451,723	$3	$(1)	$17,238	$20

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $684,751,000, which represented 65.06% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $38,950,000, which represented 3.70% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	Step bond; coupon rate may change at a later date.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $43,912,000, which represented 4.17% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Amount less than one thousand.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Security did not produce income during the last 12 months.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.
[13]	Rate represents the seven-day yield at 12/31/2021.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.	9/26/2013	$4,331	$21,794	2.07%
Ascent Resources - Utica LLC, Class A	11/15/2016	302	567	.05
Total private placement securities		$4,633	$22,361	2.12%

Key to abbreviations and symbol

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

234	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 77.77%	Principal amount (000)		Value (000)
Mortgage-backed obligations 53.22%
Federal agency mortgage-backed obligations 45.88%
Fannie Mae Pool #695412 5.00% 2033[1]	$—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
Fannie Mae Pool #256583 5.00% 2036[1,3]	34		35
Fannie Mae Pool #889101 1.549% 2038[1,4]	31		32
Fannie Mae Pool #964279 2.095% 2038[1,4]	30		31
Fannie Mae Pool #964708 2.265% 2038[1,4]	4		4
Fannie Mae Pool #AC0794 5.00% 2039[1]	5		6
Fannie Mae Pool #931768 5.00% 2039[1]	1		2
Fannie Mae Pool #AL9335 2.07% 2040[1,4]	1,054		1,109
Fannie Mae Pool #932606 5.00% 2040[1]	4		4
Fannie Mae Pool #MA4387 2.00% 2041[1]	21		21
Fannie Mae Pool #AL9326 2.107% 2041[1,4]	1,189		1,252
Fannie Mae Pool #AL9327 2.108% 2041[1,4]	906		955
Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		7
Fannie Mae Pool #AE1248 5.00% 2041[1]	10		11
Fannie Mae Pool #AE1274 5.00% 2041[1]	8		9
Fannie Mae Pool #AE1277 5.00% 2041[1]	5		5
Fannie Mae Pool #AE1283 5.00% 2041[1]	3		3
Fannie Mae Pool #AE1290 5.00% 2042[1]	5		6
Fannie Mae Pool #AT3954 3.50% 2043[1]	3		3
Fannie Mae Pool #AT0300 3.50% 2043[1]	2		2
Fannie Mae Pool #AY1829 3.50% 2044[1]	2		2
Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
Fannie Mae Pool #BJ5015 4.00% 2047[1]	50		54
Fannie Mae Pool #BH3122 4.00% 2047[1]	1		1
Fannie Mae Pool #BM4488 3.376% 2048[1,4]	442		457
Fannie Mae Pool #BK6840 4.00% 2048[1]	31		34
Fannie Mae Pool #BK5232 4.00% 2048[1]	23		25
Fannie Mae Pool #BK9743 4.00% 2048[1]	9		10
Fannie Mae Pool #BK9761 4.50% 2048[1]	5		6
Fannie Mae Pool #BJ8402 3.456% 2049[1,4]	73		76
Fannie Mae Pool #CA5496 3.00% 2050[1]	1,621		1,711
Fannie Mae Pool #FM9492 2.50% 2051[1]	499		515
Fannie Mae Pool #FM9804 2.50% 2051[1]	271		280
Fannie Mae Pool #FM9694 2.50% 2051[1]	249		258
Fannie Mae Pool #CB0041 3.00% 2051[1]	232		246
Fannie Mae Pool #BF0379 3.50% 2059[1]	181		196
Fannie Mae Pool #BF0497 3.00% 2060[1]	62		66
Fannie Mae Pool #BF0481 3.50% 2060[1]	211		229
Freddie Mac Pool #A18781 5.00% 2034[1]	787		889
Freddie Mac Pool #C91883 4.00% 2036[1,3]	2,511		2,734
Freddie Mac Pool #840222 2.13% 2040[1,4]	288		303
Freddie Mac Pool #Q15874 4.00% 2043[1]	2		2
Freddie Mac Pool #760014 2.843% 2045[1,4]	449		465
Freddie Mac Pool #760012 3.113% 2045[1,4]	43		44
Freddie Mac Pool #760013 3.169% 2045[1,4]	31		33
Freddie Mac Pool #760015 2.627% 2047[1,4]	83		86
Freddie Mac Pool #Q52069 3.50% 2047[1]	36		39
Freddie Mac Pool #Q47615 3.50% 2047[1]	21		23
Freddie Mac Pool #Q56599 4.00% 2048[1]	37		41
Freddie Mac Pool #Q56175 4.00% 2048[1]	25		27
Freddie Mac Pool #Q55971 4.00% 2048[1]	25		27
Freddie Mac Pool #Q55970 4.00% 2048[1]	12		14
Freddie Mac Pool #Q58411 4.50% 2048[1]	73		80
Freddie Mac Pool #Q58436 4.50% 2048[1]	33		36
Freddie Mac Pool #Q58378 4.50% 2048[1]	26		29
Freddie Mac Pool #RA1339 3.00% 2049[1]	1,865		1,956
Freddie Mac Pool #QA2748 3.50% 2049[1]	24		26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	938		969

American Funds Insurance Series	235

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	$927	$956
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	725	748
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	111	118
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	603	632
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	3,482	3,664
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	1,851	1,921
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	1,570	1,669
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	868	918
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	35	37
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	21	23
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	4,493	4,635
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,246	1,280
Government National Mortgage Assn. 2.50% 2052[1,5]	5,001	5,100
Government National Mortgage Assn. 2.50% 2052[1,5]	1,015	1,040
Government National Mortgage Assn. 3.00% 2052[1,5]	2,967	3,070
Government National Mortgage Assn. 3.50% 2052[1,5]	37	39
Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	808	868
Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	564	597
Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	569	603
Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	57	58
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	106	120
Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	86	88
Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	12	13
Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	175	188
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	85	90
Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	204	207
Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	139	141
Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	230	240
Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	93	97
Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	518	558
Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,272	1,406
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	208	217
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[1,3]	2,928	3,034
Government National Mortgage Assn. Pool #AO0409 4.615% 2065[1]	164	172
Government National Mortgage Assn. Pool #AN1825 4.631% 2065[1]	294	308
Government National Mortgage Assn. Pool #AO0461 4.625% 2065[1]	85	89
Government National Mortgage Assn. Pool #AO0385 4.512% 2066[1]	675	711
Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	2	2
Uniform Mortgage-Backed Security 1.50% 2037[1,5]	414	415
Uniform Mortgage-Backed Security 1.50% 2037[1,5]	271	271
Uniform Mortgage-Backed Security 2.00% 2037[1,5]	772	791
Uniform Mortgage-Backed Security 2.00% 2037[1,5]	693	708
Uniform Mortgage-Backed Security 2.50% 2037[1,5]	300	310
Uniform Mortgage-Backed Security 2.00% 2052[1,5]	22,285	22,122
Uniform Mortgage-Backed Security 2.00% 2052[1,5]	18,496	18,399
Uniform Mortgage-Backed Security 2.50% 2052[1,5]	26,254	26,662
Uniform Mortgage-Backed Security 2.50% 2052[1,5]	11,911	12,123

236	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 3.00% 2052[1,5]	$4,968	$5,140
Uniform Mortgage-Backed Security 3.50% 2052[1,5]	11,555	12,165
Uniform Mortgage-Backed Security 4.50% 2052[1,5]	2,938	3,148
		153,400

Collateralized mortgage-backed obligations (privately originated) 5.66%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,4,6]	675	672
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	505	506
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,4,6]	423	422
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,4,6]	1,384	1,383
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2061[1,4,6]	159	159
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,4,6]	594	597
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,4,6]	701	703
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[1,4,6]	471	469
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.902% 2053[1,4,6]	583	581
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.002% 2053[1,4,6]	809	809
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,4,6]	210	210
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[1,4,6]	2,925	2,923
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[1,4,6]	750	751
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,4,6]	2,250	2,252
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[1,4,6]	1,177	1,177
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,4,6]	1,021	1,020
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2055[1,4,6]	768	765
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,4,6]	620	619
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	464	465
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.752% 2054[1,4,6]	1,317	1,318
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[1,4,6]	375	375
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	206	208
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.702% 2057[1,4,6]	18	18
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	536	535
		18,937

Commercial mortgage-backed securities 1.68%
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[1,4,6]	1,215	1,212
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 0.848% 2036[1,4,6]	255	255
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[1,4,6]	1,006	1,006
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[1,4,6]	1,174	1,169
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[1,4,6]	368	369
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[1,4,6]	575	576

American Funds Insurance Series	237

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[1,4,6]	$273	$273
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[1,4,6]	100	100
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[1,4,6]	664	662
		5,622

Total mortgage-backed obligations		177,959

U.S. Treasury bonds & notes 20.45%
U.S. Treasury 14.63%
U.S. Treasury 0.125% 2023	650	647
U.S. Treasury 0.125% 2023	560	556
U.S. Treasury 0.125% 2023	190	188
U.S. Treasury 0.125% 2023	175	174
U.S. Treasury 0.375% 2023	5,235	5,205
U.S. Treasury 0.50% 2023	625	623
U.S. Treasury 0.375% 2025	490	475
U.S. Treasury 0.375% 2025	200	194
U.S. Treasury 0.50% 2026	1,750	1,701
U.S. Treasury 0.75% 2026[3]	7,592	7,451
U.S. Treasury 0.75% 2026	560	548
U.S. Treasury 0.875% 2026	485	477
U.S. Treasury 1.25% 2026	1,955	1,955
U.S. Treasury 1.00% 2028	375	365
U.S. Treasury 1.125% 2028	2,000	1,972
U.S. Treasury 1.25% 2028	5,975	5,925
U.S. Treasury 1.25% 2028	415	411
U.S. Treasury 1.50% 2028	150	151
U.S. Treasury 0.625% 2030	1,000	933
U.S. Treasury 1.125% 2031	2,525	2,451
U.S. Treasury 1.25% 2031	713	698
U.S. Treasury 1.375% 2031	930	918
U.S. Treasury 1.375% 2040	380	346
U.S. Treasury 1.875% 2041	1,750	1,732
U.S. Treasury 1.25% 2050	1,730	1,472
U.S. Treasury 1.375% 2050	6,000	5,267
U.S. Treasury 1.625% 2050[3]	5,095	4,754
U.S. Treasury 1.875% 2051	55	55
U.S. Treasury 2.00% 2051	1,250	1,276
		48,920

U.S. Treasury inflation-protected securities 5.82%
U.S. Treasury Inflation-Protected Security 0.125% 2023[7]	2,909	3,007
U.S. Treasury Inflation-Protected Security 0.375% 2023[7]	1,922	2,023
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	719	753
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	1,169	1,248
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	315	337
U.S. Treasury Inflation-Protected Security 0.50% 2024[7]	892	952
U.S. Treasury Inflation-Protected Security 0.625% 2024[7]	1,114	1,187
U.S. Treasury Inflation-Protected Security 0.125% 2025[7]	171	184
U.S. Treasury Inflation-Protected Security 0.375% 2025[7]	391	425
U.S. Treasury Inflation-Protected Security 0.125% 2026[7]	941	1,024
U.S. Treasury Inflation-Protected Security 0.125% 2031[7]	3,983	4,460
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	139	215
U.S. Treasury Inflation-Protected Security 0.75% 2042[3,7]	1,375	1,738
U.S. Treasury Inflation-Protected Security 1.00% 2049[7]	1,346	1,911
		19,464

Total U.S. Treasury bonds & notes		68,384

238	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 3.72%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[1,4,6]	$221	$221
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[1,4,6]	250	250
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[1,4,6]	250	250
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,6]	80	79
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[1,6]	91	90
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[1]	195	195
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[1,4,6]	250	250
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	520	516
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	100	98
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,6]	812	798
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[1,6]	275	273
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[1,4,6]	243	243
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	551	554
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,6]	536	531
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[1,6]	285	281
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[1,4,6]	187	187
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,6]	159	157
Navient Student Loan Trust, Series 2021-B, Class A, 0.94% 2069[1,6]	182	181
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,6]	378	373
Navient Student Loan Trust, Series 2021-FA, Class A, 1.11% 2070[1,6]	244	240
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[1,6]	298	297
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[1,4,6]	690	693
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,6]	466	459
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,6]	1,361	1,343
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,6]	1,430	1,404
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[1,4,6]	250	250
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,6]	594	591
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,4,6]	105	106
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.102% 2027[1,4,6]	246	246
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[1,4,6]	198	198
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[1,4,6]	250	250
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,6]	98	95
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[1,4,6]	250	250
		12,449

Bonds & notes of governments & government agencies outside the U.S. 0.22%
CPPIB Capital, Inc. 0.875% 2026[6]	320	310
Oesterreichische Kontrollbank AG 0.50% 2024	195	192
Ontario Teachers’ Finance Trust 0.875% 2026[6]	250	244
		746

Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	300	283

American Funds Insurance Series	239

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 0.07%
Communication services 0.07%
SBA Tower Trust 1.631% 2026[6]	$253	$249

Total bonds, notes & other debt instruments (cost: $259,300,000)		260,070

Short-term securities 52.63%	Weighted average yield at acquisition
Federal agency bills & notes 31.70%
Fannie Mae 3/9/2022	0.053%	2,500	2,500
Federal Farm Credit Banks 1/24/2022	0.040	5,000	5,000
Federal Farm Credit Banks 2/23/2022	0.050	2,000	2,000
Federal Farm Credit Banks 2/28/2022	0.050	8,000	7,999
Federal Farm Credit Banks 4/11/2022	0.050	3,000	2,999
Federal Farm Credit Banks 5/18/2022	0.050	5,000	4,997
Federal Farm Credit Banks 5/25/2022	0.070	1,600	1,599
Federal Farm Credit Banks 6/7/2022	0.060	5,000	4,996
Federal Home Loan Bank 1/21/2022	0.045	11,000	10,999
Federal Home Loan Bank 1/28/2022	0.048	8,000	7,999
Federal Home Loan Bank 2/2/2022	0.050	5,000	5,000
Federal Home Loan Bank 2/9/2022	0.049	20,000	19,999
Federal Home Loan Bank 2/16/2022	0.050	8,000	7,999
Federal Home Loan Bank 3/3/2022	0.050	1,900	1,900
Federal Home Loan Bank 3/11/2022	0.045	6,000	5,999
Federal Home Loan Bank 3/16/2022	0.050	3,000	2,999
Federal Home Loan Bank 3/23/2022	0.040	2,000	2,000
Federal Home Loan Bank 3/25/2022	0.062	2,000	2,000
Tennessee Valley Authority 1/12/2022	0.036	7,000	7,000
			105,984

Commercial paper 17.82%
Amazon.com, Inc. 1/10/2022[6]	0.049	9,000	9,000
Apple, Inc. 1/4/2022[6]	0.050	5,000	5,000
Apple, Inc. 1/13/2022[6]	0.050	3,000	3,000
BofA Securities, Inc. 2/1/2022[6]	0.120	3,000	3,000
Chariot Funding, LLC 1/24/2022[6]	0.130	1,000	1,000
Cisco Systems, Inc. 3/8/2022[6]	0.120	6,000	5,998
Cisco Systems, Inc. 3/10/2022[6]	0.120	2,800	2,799
Coca-Cola Co. 2/16/2022[6]	0.070	4,800	4,800
Coca-Cola Co. 4/5/2022[6]	0.080	5,000	4,999
CRC Funding, LLC 1/14/2022[6]	0.100	9,000	9,000
Paccar Financial Corp. 1/21/2022	0.090	2,000	2,000
Procter & Gamble Co. 1/7/2022[6]	0.070	8,000	8,000
Victory Receivables Corp. 1/3/2022[6]	0.050	1,000	1,000
			59,596

240	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
U.S. Treasury bills 3.11%
U.S. Treasury 5/12/2022	0.061%	$4,500	$4,498
U.S. Treasury 5/19/2022	0.060	5,900	5,898
			10,396

Total short-term securities (cost: $175,985,000)			175,976
Total investment securities 130.40% (cost: $435,285,000)			436,046
Other assets less liabilities (30.40)%			(101,648)

Net assets 100.00%			$334,398

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2021 (000)
2 Year U.S. Treasury Note Futures	Long	1	March 2022	$218	$—	[2]
5 Year U.S. Treasury Note Futures	Long	18	March 2022	2,178	11
10 Year U.S. Treasury Note Futures	Long	84	March 2022	10,959	82
10 Year Ultra U.S. Treasury Note Futures	Short	50	March 2022	(7,322)		(109)
20 Year U.S. Treasury Bond Futures	Long	8	March 2022	1,284	11
30 Year Ultra U.S. Treasury Bond Futures	Long	2	March 2022	394	9
					$4

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront	Unrealized
Receive		Pay				Value at	premium	appreciation
	Payment		Payment	Expiration	Notional	12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

3-month USD-LIBOR	Quarterly	0.243%	Semi-annual	5/2/2024	$33,400	$598	$22	$576
3-month USD-LIBOR	Quarterly	0.32%	Semi-annual	9/23/2025	3,600	123	—	123
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	5,700	1,057	16	1,041
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	3,000	635	—	635
							$38	$2,375

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,311,000, which represented .39% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $95,212,000, which represented 28.47% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

American Funds Insurance Series	241

American Funds Mortgage Fund (continued)

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

242	American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2021

Short-term securities 97.89%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 68.84%
Amazon.com, Inc. 1/26/2022[1]	0.050%	$9,700	$9,700
Apple, Inc. 1/4/2022[1]	0.050	4,000	4,000
Atlantic Asset Securitization, LLC 1/20/2022[1]	0.116	9,000	8,999
British Columbia (Province of) 1/10/2022	0.070	700	700
British Columbia (Province of) 1/18/2022	0.070	7,000	7,000
CAFCO, LLC 3/7/2022[1]	0.150	10,000	9,996
Caisse d’Amortissement de la Dette Sociale 2/8/2022	0.120	2,900	2,900
Caisse des Dépôts et Consignations 1/10/2022	0.100	2,000	2,000
Canadian Imperial Bank of Commerce 1/7/2022[1]	0.059	9,500	9,500
Coca-Cola Co. 2/15/2022[1]	0.070	9,500	9,499
DBS Bank, Ltd. 4/1/2022[1]	0.198	9,000	8,994
Equinor ASA 1/3/2022[1]	0.070	4,700	4,700
Equinor ASA 2/23/2022[1]	0.150	5,000	4,999
FMS Wertmanagement 2/18/2022[1]	0.114	5,000	4,999
KfW 2/10/2022[1]	0.135	1,202	1,202
Komatsu Finance America, Inc. 1/20/2022[1]	0.130	7,000	7,000
Longship Funding, LLC 1/14/2022[1]	0.080	1,300	1,300
LVMH Moët Hennessy Louis Vuitton, Inc. 1/21/2022[1]	0.078	9,000	9,000
Manhattan Asset Funding Company, LLC 2/28/2022[1]	0.200	9,000	8,997
Mizuho Bank, Ltd. 1/19/2022[1]	0.115	9,000	9,000
Nestlé Capital Corp. 1/6/2022[1]	0.070	4,450	4,450
Nestlé Finance International, Ltd. 1/21/2022[1]	0.070	3,000	3,000
Oesterreichische Kontrollbank AG 1/18/2022	0.105	5,000	5,000
OMERS Finance Trust 1/20/2022	0.090	9,170	9,169
OMERS Finance Trust 1/25/2022	0.120	3,906	3,906
Oversea-Chinese Banking Corp., Ltd. 1/27/2022[1]	0.140	7,000	6,999
Procter & Gamble Co. 1/4/2022[1]	0.050	10,000	10,000
Québec (Province of) 1/18/2022[1]	0.070	10,000	10,000
Starbird Funding Corp. 1/3/2022[1]	0.060	2,200	2,200
Sumitomo Mitsui Trust Bank, Ltd. 2/16/2022[1]	0.170	7,300	7,299
TotalEnergies Capital Canada, Ltd. 2/28/2022[1]	0.140	9,500	9,498
Toyota Industries Commercial Finance, Inc. 1/12/2022[1]	0.096	9,000	9,000
Toyota Motor Credit Corp. 2/22/2022	0.157	5,000	4,999
United Overseas Bank, Ltd. 3/10/2022[1]	0.175	10,000	9,997
Victory Receivables Corp. 2/9/2022[1]	0.150	9,000	8,998
			229,000

U.S. Treasury bills 17.73%
U.S. Treasury 2/3/2022	0.050	20,000	19,999
U.S. Treasury 3/3/2022	0.051	5,000	5,000
U.S. Treasury 3/8/2022	0.051	5,000	5,000
U.S. Treasury 3/22/2022	0.053	10,000	9,999
U.S. Treasury 4/21/2022	0.064	9,000	8,998
U.S. Treasury 4/26/2022	0.101	10,000	9,998
			58,994

Federal agency bills & notes 11.32%
Federal Farm Credit Banks 3/4/2022	0.050	5,000	4,999
Federal Home Loan Bank 1/12/2022	0.043	2,700	2,700
Federal Home Loan Bank 1/26/2022	0.040	15,000	14,999
Federal Home Loan Bank 2/9/2022	0.040	3,400	3,400

American Funds Insurance Series	243

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 2/25/2022	0.044%	$5,000	$5,000
Federal Home Loan Bank 3/2/2022	0.049	2,900	2,900
Federal Home Loan Bank 3/23/2022	0.065	3,650	3,649
			37,647

Total short-term securities (cost: $325,639,000)			325,641
Total investment securities 97.89% (cost: $325,639,000)			325,641
Other assets less liabilities 2.11%			7,020

Net assets 100.00%			$332,661

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $193,327,000, which represented 58.12% of the net assets of the fund.

See notes to financial statements.

244	American Funds Insurance Series

U.S. Government Securities Fund

(formerly U.S. Government/AAA-Rated Securities Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 74.13%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 50.24%
U.S. Treasury inflation-protected securities 26.42%
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	$71,956		$73,784
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	22,300		22,642
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	6,475		6,492
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	27,843		28,781
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	30,460		32,057
U.S. Treasury Inflation-Protected Security 0.625% 2023[1]	61,487		64,331
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	45,202		48,314
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	32,535		34,717
U.S. Treasury Inflation-Protected Security 0.50% 2024[1]	5,313		5,669
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	17,446		18,589
U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	16,973		18,316
U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	11,026		11,805
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	54,760		59,587
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	33,827		36,815
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	25,892		27,957
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	22,693		24,967
U.S. Treasury Inflation-Protected Security 0.125% 2030[1]	6,768		7,572
U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	9,038		10,120
U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	841		945
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	391		606
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	8,799		11,121
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	4,931		6,133
U.S. Treasury Inflation-Protected Security 1.00% 2049[1]	5,165		7,333
U.S. Treasury Inflation-Protected Security 0.25% 2050[1]	339		411
U.S. Treasury Inflation-Protected Security 0.125% 2051[1]	10,998		13,026
			572,090

U.S. Treasury 23.82%
U.S. Treasury 0.50% 2023	2,160		2,152
U.S. Treasury 2.125% 2023	—	[3]	—	[3]
U.S. Treasury 0.375% 2024	28,000		27,610
U.S. Treasury 0.375% 2024	4,500		4,441
U.S. Treasury 0.625% 2024	37,735		37,437
U.S. Treasury 0.75% 2024	44,280		44,041
U.S. Treasury 0.25% 2025	10,042		9,741
U.S. Treasury 0.25% 2025	4,000		3,875
U.S. Treasury 0.375% 2025	2,190		2,124
U.S. Treasury 0.375% 2025	1,017		987
U.S. Treasury 0.875% 2026	31,816		31,270
U.S. Treasury 1.125% 2026	15,060		14,969
U.S. Treasury 1.25% 2026	7,885		7,883
U.S. Treasury 1.25% 2026	1,595		1,595
U.S. Treasury 1.625% 2026	10,000		10,176
U.S. Treasury 0.50% 2027	54		52
U.S. Treasury 1.125% 2028	450		444
U.S. Treasury 1.25% 2028	12,328		12,224
U.S. Treasury 0.625% 2030	1,175		1,096
U.S. Treasury 1.25% 2031	35,733		34,949
U.S. Treasury 1.375% 2031	4,245		4,192
U.S. Treasury 1.125% 2040	9,875		8,625
U.S. Treasury 1.125% 2040	7,000		6,140
U.S. Treasury 1.75% 2041	37,690		36,536
U.S. Treasury 2.25% 2041	900		945
U.S. Treasury 2.50% 2046	5,400		5,980
U.S. Treasury 2.50% 2046	3,900		4,316
U.S. Treasury 2.875% 2046	2,700		3,201
U.S. Treasury 2.25% 2049	1,635		1,753
U.S. Treasury 2.375% 2049	11,925		13,126
U.S. Treasury 2.875% 2049	26,000		31,374

American Funds Insurance Series	245

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.25% 2050	$27,680	$23,549
U.S. Treasury 1.375% 2050	12,605	11,066
U.S. Treasury 1.625% 2050[2]	55,205	51,515
U.S. Treasury 1.875% 2051	17,152	17,001
U.S. Treasury 1.875% 2051	2,794	2,775
U.S. Treasury 2.00% 2051[2]	44,898	45,827
U.S. Treasury 2.375% 2051	780	863
		515,850

Total U.S. Treasury bonds & notes		1,087,940

Federal agency bonds & notes 12.75%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	395	409
Fannie Mae 2.875% 2023	36,000	37,341
Fannie Mae 0.625% 2025	10,000	9,862
Fannie Mae 0.75% 2027	2,900	2,805
Fannie Mae 0.875% 2030	8,600	8,115
Fannie Mae 7.125% 2030	2,000	2,837
Federal Farm Credit Banks 0.375% 2022	1,500	1,501
Federal Home Loan Bank 0.50% 2023	35,000	34,854
Federal Home Loan Bank 3.375% 2023	16,715	17,462
Federal Home Loan Bank 3.25% 2028	6,500	7,262
Federal Home Loan Bank 5.50% 2036	300	437
Private Export Funding Corp. 3.55% 2024	3,190	3,367
Private Export Funding Corp. 1.40% 2028	3,000	2,960
Tennessee Valley Authority 1.875% 2022	14,017	14,158
Tennessee Valley Authority 0.75% 2025	3,700	3,657
Tennessee Valley Authority 2.875% 2027	5,000	5,379
Tennessee Valley Authority 1.50% 2031	7,000	6,904
Tennessee Valley Authority 4.65% 2035	1,780	2,311
Tennessee Valley Authority 5.88% 2036	875	1,274
Tennessee Valley Authority, Series A, 4.625% 2060	250	378
TVA Southaven 3.846% 2033	1,002	1,105
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,373
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023	1,250	1,351
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	41,934
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	15,625
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,303	2,622
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,074
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,549
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,359
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,768
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,758
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,055
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,049
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,785
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,660
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,619
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,518
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,185
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	692
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	790	887
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	646	741
		275,982

246	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations 11.14%
Federal agency mortgage-backed obligations 11.14%
Fannie Mae Pool #695412 5.00% 2033[4]	$1		$1
Fannie Mae Pool #AD3566 5.00% 2035[4]	8		8
Fannie Mae Pool #MA2746 4.00% 2036[4]	1,762		1,918
Fannie Mae Pool #MA2588 4.00% 2036[4]	867		940
Fannie Mae Pool #256860 6.50% 2037[4]	13		15
Fannie Mae Pool #888698 7.00% 2037[4]	24		28
Fannie Mae Pool #256828 7.00% 2037[4]	3		3
Fannie Mae Pool #970343 6.00% 2038[4]	15		15
Fannie Mae Pool #AC0794 5.00% 2039[4]	21		23
Fannie Mae Pool #931768 5.00% 2039[4]	6		6
Fannie Mae Pool #932606 5.00% 2040[4]	16		18
Fannie Mae Pool #AJ1873 4.00% 2041[4]	27		30
Fannie Mae Pool #AI1862 5.00% 2041[4]	470		532
Fannie Mae Pool #AI3510 5.00% 2041[4]	289		328
Fannie Mae Pool #AJ0704 5.00% 2041[4]	246		279
Fannie Mae Pool #AJ5391 5.00% 2041[4]	156		177
Fannie Mae Pool #AE1248 5.00% 2041[4]	39		44
Fannie Mae Pool #AE1277 5.00% 2041[4]	19		21
Fannie Mae Pool #AE1283 5.00% 2041[4]	10		11
Fannie Mae Pool #AE1290 5.00% 2042[4]	22		25
Fannie Mae Pool #AT7161 3.50% 2043[4]	52		56
Fannie Mae Pool #AT3954 3.50% 2043[4]	12		13
Fannie Mae Pool #AT0300 3.50% 2043[4]	7		8
Fannie Mae Pool #BM6240 2.05% 2044[4,5]	607		638
Fannie Mae Pool #AY1829 3.50% 2044[4]	8		8
Fannie Mae Pool #AW8240 3.50% 2044[4]	4		4
Fannie Mae Pool #BE5017 3.50% 2045[4]	69		74
Fannie Mae Pool #BE8740 3.50% 2047[4]	65		69
Fannie Mae Pool #BE8742 3.50% 2047[4]	20		22
Fannie Mae Pool #BH2846 3.50% 2047[4]	8		9
Fannie Mae Pool #BH2848 3.50% 2047[4]	7		8
Fannie Mae Pool #BH2847 3.50% 2047[4]	5		6
Fannie Mae Pool #BJ5015 4.00% 2047[4]	199		217
Fannie Mae Pool #BH3122 4.00% 2047[4]	5		6
Fannie Mae Pool #BM3788 3.50% 2048[4]	3,895		4,192
Fannie Mae Pool #BJ4901 3.50% 2048[4]	48		52
Fannie Mae Pool #BK6840 4.00% 2048[4]	126		138
Fannie Mae Pool #BK5232 4.00% 2048[4]	92		100
Fannie Mae Pool #BK9743 4.00% 2048[4]	37		40
Fannie Mae Pool #CA1909 4.50% 2048[4]	28		30
Fannie Mae Pool #BK9761 4.50% 2048[4]	21		22
Fannie Mae Pool #CA4151 3.50% 2049[4]	673		730
Fannie Mae Pool #FM1062 3.50% 2049[4]	541		585
Fannie Mae Pool #FM1443 3.50% 2049[4]	399		430
Fannie Mae Pool #BJ8411 3.50% 2049[4]	133		143
Fannie Mae Pool #FM2179 3.00% 2050[4]	4,998		5,260
Fannie Mae Pool #FM3834 4.50% 2050[4]	1,225		1,313
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[4,5]	—	[3]	—	[3]
Fannie Mae, Series 2001-4, Class NA, 9.00% 2025[4,5]	—	[3]	—	[3]
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[4]	2		2
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[4]	128		128
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.123% 2023[4,5]	457		470
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.489% 2024[4,5]	675		702
Freddie Mac Pool #1H1354 2.34% 2036[4,5]	88		94
Freddie Mac Pool #C03518 5.00% 2040[4]	342		385
Freddie Mac Pool #G06459 5.00% 2041[4]	856		971
Freddie Mac Pool #841039 2.186% 2043[4,5]	557		587
Freddie Mac Pool #Q19133 3.50% 2043[4]	37		40
Freddie Mac Pool #Q17696 3.50% 2043[4]	35		37

American Funds Insurance Series	247

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q23190 4.00% 2043[4]	$181	$198
Freddie Mac Pool #Q15874 4.00% 2043[4]	7	7
Freddie Mac Pool #Q28558 3.50% 2044[4]	229	247
Freddie Mac Pool #760014 2.843% 2045[4,5]	359	372
Freddie Mac Pool #Q52069 3.50% 2047[4]	99	106
Freddie Mac Pool #Q47615 3.50% 2047[4]	57	61
Freddie Mac Pool #Q54701 3.50% 2048[4]	66	71
Freddie Mac Pool #Q54709 3.50% 2048[4]	61	65
Freddie Mac Pool #Q54700 3.50% 2048[4]	49	53
Freddie Mac Pool #Q54781 3.50% 2048[4]	47	51
Freddie Mac Pool #Q54782 3.50% 2048[4]	47	50
Freddie Mac Pool #Q56590 3.50% 2048[4]	33	35
Freddie Mac Pool #Q54699 3.50% 2048[4]	26	28
Freddie Mac Pool #Q56589 3.50% 2048[4]	24	25
Freddie Mac Pool #Q54831 3.50% 2048[4]	19	21
Freddie Mac Pool #Q54698 3.50% 2048[4]	20	21
Freddie Mac Pool #G67711 4.00% 2048[4]	1,754	1,920
Freddie Mac Pool #Q56599 4.00% 2048[4]	149	164
Freddie Mac Pool #Q56175 4.00% 2048[4]	101	110
Freddie Mac Pool #Q55971 4.00% 2048[4]	98	107
Freddie Mac Pool #Q58411 4.50% 2048[4]	292	321
Freddie Mac Pool #Q58436 4.50% 2048[4]	132	146
Freddie Mac Pool #Q58378 4.50% 2048[4]	105	114
Freddie Mac Pool #ZT0522 4.50% 2048[4]	30	32
Freddie Mac Pool #ZS4774 4.50% 2048[4]	28	30
Freddie Mac Pool #RA1463 3.50% 2049[4]	473	513
Freddie Mac Pool #QA0284 3.50% 2049[4]	256	276
Freddie Mac Pool #RA1580 3.50% 2049[4]	238	258
Freddie Mac Pool #QA2748 3.50% 2049[4]	66	71
Freddie Mac Pool #RA2236 4.50% 2049[4]	364	391
Freddie Mac Pool #SD0726 2.50% 2051[4]	15,847	16,330
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.510% 2023[4,5]	3	3
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[4]	86	87
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[4]	701	708
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[4]	194	199
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[4,5]	2,565	2,660
Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[4]	2,745	2,845
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[4]	1,363	1,433
Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[4]	4,698	4,915
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[4]	736	802
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	6,240	6,447
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[4,5]	5,584	5,761
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[4,5]	5,576	5,751
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[4]	1,815	1,878
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[4]	365	388
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[4]	1,977	2,072
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[4,5]	3,334	3,508
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	5,853	6,191
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[4]	3,976	4,126

248	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	$2,116	$2,251
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[4]	805	834
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[4]	3,566	3,721
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[4]	2,171	2,297
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[4]	1,006	1,046
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[4]	834	882
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[4]	461	487
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[4]	4,009	4,140
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	25,841	26,654
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[4]	6,099	6,269
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[4]	7,504	7,746
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[4]	2,491	2,509
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[4]	535	522
Government National Mortgage Assn. 2.50% 2052[4,6]	12,966	13,224
Government National Mortgage Assn. 2.50% 2052[4,6]	2,632	2,695
Government National Mortgage Assn. 4.50% 2052[4,6]	3,000	3,169
Government National Mortgage Assn. Pool #698668 5.50% 2038[4]	63	69
Government National Mortgage Assn. Pool #700778 5.50% 2038[4]	25	28
Government National Mortgage Assn. Pool #782365 6.00% 2038[4]	112	130
Government National Mortgage Assn. Pool #004269 6.50% 2038[4]	197	233
Government National Mortgage Assn. Pool #698406 5.00% 2039[4]	233	270
Government National Mortgage Assn. Pool #783690 6.00% 2039[4]	106	120
Government National Mortgage Assn. Pool #783689 5.50% 2040[4]	3,345	3,820
Government National Mortgage Assn. Pool #783687 4.50% 2041[4]	636	685
Government National Mortgage Assn. Pool #783688 5.00% 2041[4]	1,124	1,239
Government National Mortgage Assn. Pool #MA0533 3.00% 2042[4]	23	24
Government National Mortgage Assn. Pool #MA1012 3.50% 2043[4]	781	837
Uniform Mortgage-Backed Security 1.50% 2037[4,6]	5,937	5,942
Uniform Mortgage-Backed Security 1.50% 2037[4,6]	3,878	3,889
Uniform Mortgage-Backed Security 2.00% 2037[4,6]	1,713	1,755
Uniform Mortgage-Backed Security 2.00% 2037[4,6]	1,537	1,571
Uniform Mortgage-Backed Security 2.00% 2052[4,6]	2,860	2,845
Uniform Mortgage-Backed Security 2.00% 2052[4,6]	1,991	1,976
Uniform Mortgage-Backed Security 2.50% 2052[4,6]	8,337	8,467
Uniform Mortgage-Backed Security 2.50% 2052[4,6]	3,961	4,032
Uniform Mortgage-Backed Security 3.00% 2052[4,6]	1,102	1,140
Uniform Mortgage-Backed Security 3.50% 2052[4,6]	27,398	28,845
Uniform Mortgage-Backed Security 4.50% 2052[4,6]	800	857
		241,199

Total bonds, notes & other debt instruments (cost: $1,586,413,000)		1,605,121

American Funds Insurance Series	249

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Short-term securities 26.59%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 17.68%
Amazon.com, Inc. 1/24/2022[7]	0.048%	$18,000	$17,999
Amazon.com, Inc. 1/26/2022[7]	0.050	10,600	10,600
Apple, Inc. 1/5/2022[7]	0.050	14,000	14,000
Apple, Inc. 1/12/2022[7]	0.060	20,000	20,000
Apple, Inc. 1/13/2022[7]	0.050	10,100	10,100
Chariot Funding, LLC 1/14/2022[7]	0.120	10,000	10,000
Chariot Funding, LLC 1/20/2022[7]	0.100	25,000	24,999
Chariot Funding, LLC 1/24/2022[7]	0.130	4,000	4,000
Chariot Funding, LLC 2/1/2022[7]	0.130	10,000	9,999
CHARTA, LLC 1/18/2022[7]	0.100	20,000	19,999
Cisco Systems, Inc. 3/8/2022[7]	0.120	30,100	30,093
Cisco Systems, Inc. 3/10/2022[7]	0.120	14,100	14,097
Coca-Cola Co. 2/15/2022[7]	0.070	5,500	5,499
Coca-Cola Co. 2/16/2022[7]	0.070	8,500	8,499
Coca-Cola Co. 4/5/2022[7]	0.100	25,000	24,995
CRC Funding, LLC 3/3/2022[7]	0.130	20,000	19,993
Manhattan Asset Funding Company LLC 3/16/2022[7]	0.210	21,112	21,102
Procter & Gamble Co. 1/21/2022[7]	0.060	30,000	29,999
Procter & Gamble Co. 2/23/2022[7]	0.070	19,000	18,998
Starbird Funding Corp. 1/3/2022[7]	0.060	53,800	53,800
Victory Receivables Corp. 1/3/2022[7]	0.050	14,000	14,000
			382,771

Federal agency bills & notes 8.91%
Federal Farm Credit Bank 3/2/2022	0.050	6,000	5,999
Federal Farm Credit Bank 4/1/2022	0.060	25,000	24,994
Federal Farm Credit Bank 4/6/2022	0.050	5,000	4,999
Federal Farm Credit Bank 4/8/2022	0.060	20,000	19,994
Federal Home Loan Bank 1/21/2022	0.045	10,000	9,999
Federal Home Loan Bank 2/2/2022	0.050	25,000	24,999
Federal Home Loan Bank 2/4/2022	0.050	40,000	39,998
Federal Home Loan Bank 2/9/2022	0.049	25,000	24,998
Federal Home Loan Bank 3/4/2022	0.047	11,100	11,099
Federal Home Loan Bank 3/23/2022	0.040	26,000	25,996
			193,075

Total short-term securities (cost: $575,856,000)			575,846
Total investment securities 100.72% (cost: $2,162,269,000)			2,180,967
Other assets less liabilities (0.72)%			(15,668)

Net assets 100.00%			$2,165,299

250	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2021 (000)
90 Day Euro Dollar Futures	Short	5	September 2022	$(1,240)	$7
90 Day Euro Dollar Futures	Long	471	December 2022	116,520	(121)
90 Day Euro Dollar Futures	Short	21	June 2023	(5,178)	36
90 Day Euro Dollar Futures	Long	2,183	September 2023	537,509	(3,518)
90 Day Euro Dollar Futures	Short	1,396	December 2023	(343,451)	2,110
90 Day Euro Dollar Futures	Short	1,601	December 2024	(393,406)	664
2 Year U.S. Treasury Note Futures	Short	577	March 2022	(125,885)	241
5 Year U.S. Treasury Note Futures	Long	1,490	March 2022	180,255	221
10 Year U.S. Treasury Note Futures	Long	473	March 2022	61,712	530
10 Year Ultra U.S. Treasury Note Futures	Long	27	March 2022	3,954	(11)
20 Year U.S. Treasury Bond Futures	Long	357	March 2022	57,276	501
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2022	(6,505)	(51)
					$609

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
2.5775%	Annual	U.S. EFFR	Annual	7/16/2022	$181,639	$2,338	$—	$2,338
SOFR	Annual	0.471%	Annual	10/26/2023	30,500	110	—	110
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(118)	—	(118)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(1,428)	—	(1,428)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	1,109	—	1,109
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	615	—	615
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	613	—	613
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	707	—	707
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	(683)	—	(683)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	16,000	1,005	—	1,005
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	16,000	1,003	—	1,003
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	813	—	813
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	772	—	772
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	2,771	—	2,771
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(1,501)	—	(1,501)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	793	—	793
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	(730)	—	(730)
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	(897)	—	(897)
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(2,287)	—	(2,287)
1.731%	Semi-annual	3-month USD-LIBOR	Quarterly	12/1/2041	7,575	(16)	—	(16)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	52,500	11,104	—	11,104
							$—	$16,093

American Funds Insurance Series	251

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,263,000, which represented .43% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Purchased on a TBA basis.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $382,771,000, which represented 17.68% of the net assets of the fund.

Key to abbreviations and symbol
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

252	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2021

Growth funds 84.63%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,957,627	$504,914

Total growth funds (cost: $364,803,000)		504,914

Fixed income funds 9.93%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,284,186	59,236

Total fixed income funds (cost: $61,496,000)		59,236

Short-term securities 4.40%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	26,275,190	26,275

Total short-term securities (cost: $26,275,000)		26,275

Options purchased 0.44%
Options purchased*		2,602

Total options purchased (cost: $4,012,000)		2,602
Total investment securities 99.40% (cost: $456,586,000)		593,027
Other assets less liabilities 0.60%		3,566
Net assets 100.00%		$596,593

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	15	$7,149	$2,800.00	3/18/2022	$6
S&P 500 Index	3	1,430	2,825.00	3/18/2022	1
S&P 500 Index	23	10,962	2,850.00	3/18/2022	10
S&P 500 Index	32	15,252	2,875.00	3/18/2022	14
S&P 500 Index	22	10,486	2,925.00	3/18/2022	10
S&P 500 Index	24	11,439	2,975.00	3/18/2022	12
S&P 500 Index	12	5,719	3,050.00	3/18/2022	7
S&P 500 Index	30	14,299	2,925.00	6/17/2022	54
S&P 500 Index	116	55,288	2,950.00	6/17/2022	214
S&P 500 Index	10	4,766	3,000.00	6/17/2022	20
S&P 500 Index	15	7,149	3,050.00	6/17/2022	31
S&P 500 Index	20	9,532	3,075.00	6/17/2022	43
S&P 500 Index	986	469,945	3,100.00	6/17/2022	2,180
					$2,602

American Funds Insurance Series	253

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	926	March 2022	$112,024	$(99)
Japanese Yen Currency Contracts	Short	3	March 2022	(326)	4
British Pound Currency Contracts	Short	4	March 2022	(338)	(7)
FTSE 100 Index Contracts	Short	4	March 2022	(397)	(7)
Nikkei 225 Index Contracts	Short	2	March 2022	(500)	(11)
Mini MSCI Emerging Market Index Contracts	Short	22	March 2022	(1,349)	(5)
Russell 2000 Mini Index Contracts	Short	21	March 2022	(2,355)	(52)
Euro Stoxx 50 Index Contracts	Short	55	March 2022	(2,685)	(82)
Euro Currency Contracts	Short	19	March 2022	(2,708)	(21)
S&P Mid 400 E-mini Index Contracts	Short	12	March 2022	(3,405)	(108)
S&P 500 E-mini Index Contracts	Short	158	March 2022	(37,592)	(951)
					$(1,339)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.63%
American Funds Insurance Series – Growth Fund, Class 1	$452,559	$138,184	$119,110	$48,983	$(15,702)	$504,914	$2,279	$63,763
Fixed income funds 9.93%
American Funds Insurance Series – The Bond Fund of America, Class 1[3]	84,922	43,055	64,950	(820)	(2,971)	59,236	945	2,342
Total 94.56%				$48,163	$(18,673)	$564,150	$3,224	$66,105

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

254	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2021

Growth funds 84.91%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,034,676	$136,987

Total growth funds (cost: $111,823,000)		136,987

Fixed income funds 9.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,433,641	16,071

Total fixed income funds (cost: $16,737,000)		16,071

Short-term securities 3.65%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	5,895,411	5,895

Total short-term securities (cost: $5,895,000)		5,895

Options purchased 0.37%
Options purchased*		590

Total options purchased (cost: $1,147,000)		590
Total investment securities 98.89% (cost: $135,602,000)		159,543
Other assets less liabilities 1.11%		1,792

Net assets 100.00%		$161,335

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
MSCI EAFE Index	53	$12,381	$1,675.00	3/18/2022	$17
MSCI EAFE Index	630	147,173	1,550.00	6/17/2022	573
					$590

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	349	March 2022	$42,221	$(70)
S&P 500 E-mini Index Contracts	Short	24	March 2022	(5,710)	(124)
Mini MSCI Emerging Market Index Contracts	Short	149	March 2022	(9,136)	68
MSCI EAFE Index Contracts	Short	83	March 2022	(9,636)	(257)
					$(383)

American Funds Insurance Series	255

Managed Risk International Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.91%
American Funds Insurance Series – International Fund, Class 1	$135,744	$27,423	$21,140	$3,428	$(8,468)	$136,987	$3,772	$—
Fixed income funds 9.96%
American Funds Insurance Series – The Bond Fund of America, Class 1[3]	25,472	10,358	18,641	(260)	(858)	16,071	257	694
Total 94.87%				$3,168	$(9,326)	$153,058	$4,029	$694

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

256	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

(formerly Managed Risk Blue Chip Income and Growth Fund)

Investment portfolio December 31, 2021

Growth-and-income funds 84.69%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	17,465,266	$315,947

Total growth-and-income funds (cost: $211,906,000)		315,947

Fixed income funds 9.94%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,176,210	37,066

Total fixed income funds (cost: $40,177,000)		37,066

Short-term securities 4.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	18,146,869	18,147

Total short-term securities (cost: $18,147,000)		18,147

Options purchased 0.48%
Options purchased*		1,778

Total options purchased (cost: $2,809,000)		1,778
Total investment securities 99.97% (cost: $273,039,000)		372,938
Other assets less liabilities 0.03%		99

Net assets 100.00%		$373,037

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	22	$10,486	$2,725.00	3/18/2022	$8
S&P 500 Index	2	953	2,775.00	3/18/2022	1
S&P 500 Index	30	14,299	2,800.00	3/18/2022	12
S&P 500 Index	15	7,149	2,825.00	3/18/2022	6
S&P 500 Index	12	5,719	2,875.00	3/18/2022	5
S&P 500 Index	12	5,719	2,925.00	3/18/2022	6
S&P 500 Index	11	5,243	2,975.00	3/18/2022	5
S&P 500 Index	4	1,907	3,025.00	3/18/2022	2
S&P 500 Index	16	7,626	3,050.00	3/18/2022	9
S&P 500 Index	10	4,766	2,800.00	6/17/2022	15
S&P 500 Index	52	24,784	2,950.00	6/17/2022	96
S&P 500 Index	15	7,149	3,000.00	6/17/2022	30
S&P 500 Index	30	14,299	3,050.00	6/17/2022	63
S&P 500 Index	55	26,214	3,075.00	6/17/2022	118
S&P 500 Index	634	302,176	3,100.00	6/17/2022	1,402
					$1,778

American Funds Insurance Series	257

Managed Risk Washington Mutual Investors Fund (continued)

(formerly Managed Risk Blue Chip Income and Growth Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	219	March 2022	$26,494	$(28)
S&P 500 E-mini Index Contracts	Long	49	March 2022	11,658	(50)
Euro Currency Contracts	Short	1	March 2022	(143)	(1)
British Pound Currency Contracts	Short	2	March 2022	(169)	(4)
Euro Stoxx 50 Index Contracts	Short	5	March 2022	(244)	(8)
S&P Mid 400 E-mini Index Contracts	Short	1	March 2022	(284)	(7)
FTSE 100 Index Contracts	Short	3	March 2022	(297)	(5)
					$(103)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.69%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1[3]	$285,450	$34,322	$73,498	$27,698	$41,975	$315,947	$5,035	$—
Fixed income funds 9.94%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1[3]	53,565	20,752	33,027	(1,832)	(2,392)	37,066	553	3,183
Total 94.63%				$25,866	$39,583	$353,013	$5,588	$3,183

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

258	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2021

Growth-and-income funds 79.67%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	31,554,445	$2,125,192

Total growth-and-income funds (cost: $1,480,505,000)		2,125,192

Fixed income funds 14.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	35,574,396	398,789

Total fixed income funds (cost: $413,197,000)		398,789

Short-term securities 4.68%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	124,761,468	124,761

Total short-term securities (cost: $124,761,000)		124,761

Options purchased 0.55%
Options purchased*		14,711

Total options purchased (cost: $33,399,000)		14,711
Total investment securities 99.85% (cost: $2,051,862,000)		2,663,453
Other assets less liabilities 0.15%		4,119

Net assets 100.00%		$2,667,572

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	403	$192,077	$2,800.00	3/18/2022	$159
S&P 500 Index	150	71,493	2,825.00	3/18/2022	62
S&P 500 Index	375	178,732	2,850.00	3/18/2022	159
S&P 500 Index	294	140,126	2,875.00	3/18/2022	129
S&P 500 Index	268	127,734	2,900.00	3/18/2022	123
S&P 500 Index	211	100,566	2,925.00	3/18/2022	99
S&P 500 Index	150	71,493	2,950.00	3/18/2022	73
S&P 500 Index	177	84,361	2,975.00	3/18/2022	89
S&P 500 Index	3,560	1,696,760	3,000.00	3/18/2022	1,780
S&P 500 Index	142	67,680	3,025.00	3/18/2022	75
S&P 500 Index	46	21,924	3,050.00	3/18/2022	25
S&P 500 Index	100	47,662	2,725.00	6/17/2022	143
S&P 500 Index	135	64,343	2,750.00	6/17/2022	198
S&P 500 Index	240	114,388	2,800.00	6/17/2022	368
S&P 500 Index	510	243,075	2,900.00	6/17/2022	888
S&P 500 Index	60	28,597	2,925.00	6/17/2022	108
S&P 500 Index	11	5,243	2,950.00	6/17/2022	20
S&P 500 Index	41	19,541	3,000.00	6/17/2022	82
S&P 500 Index	60	28,597	3,050.00	6/17/2022	125
S&P 500 Index	310	147,752	3,075.00	6/17/2022	665
S&P 500 Index	3,167	1,509,449	3,100.00	6/17/2022	7,002
S&P 500 Index	640	305,036	2,975.00	9/16/2022	2,339
					$14,711

American Funds Insurance Series	259

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,346	March 2022	$162,834	$(61)
S&P 500 E-mini Index Contracts	Long	575	March 2022	136,807	(618)
British Pound Currency Contracts	Short	3	March 2022	(254)	(5)
Euro Currency Contracts	Short	4	March 2022	(570)	(4)
					$(688)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.67%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,938,260	$136,575	$351,326	$92,299	$309,384	$2,125,192	$27,669	$19,790
Fixed income funds 14.95%
American Funds Insurance Series – The Bond Fund of America, Class 1[3]	363,712	179,173	122,342	5,435	(27,189)	398,789	6,324	15,522
Total 94.62%				$97,734	$282,195	$2,523,981	$33,993	$35,312

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

260	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2021

Asset allocation funds 95.00%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	92,092,691	$2,678,055

Total asset allocation funds (cost: $2,102,003,000)		2,678,055

Short-term securities 4.87%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	137,381,639	137,382

Total short-term securities (cost: $137,382,000)		137,382

Options purchased 0.13%
Options purchased*		3,532

Total options purchased (cost: $5,432,000)		3,532
Total investment securities 100.00% (cost: $2,244,817,000)		2,818,969
Other assets less liabilities 0.00%		51

Net assets 100.00%		$2,819,020

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	15	$7,149	$2,725.00	3/18/2022	$5
S&P 500 Index	12	5,719	2,775.00	3/18/2022	5
S&P 500 Index	39	18,588	2,825.00	3/18/2022	16
S&P 500 Index	76	36,223	2,850.00	3/18/2022	32
S&P 500 Index	56	26,691	2,875.00	3/18/2022	25
S&P 500 Index	2	953	2,900.00	3/18/2022	1
S&P 500 Index	58	27,644	2,925.00	3/18/2022	27
S&P 500 Index	18	8,579	2,950.00	3/18/2022	9
S&P 500 Index	42	20,018	2,975.00	3/18/2022	21
S&P 500 Index	13	6,196	3,000.00	3/18/2022	6
S&P 500 Index	10	4,766	3,025.00	3/18/2022	5
S&P 500 Index	25	11,916	3,050.00	3/18/2022	14
S&P 500 Index	7	3,336	2,800.00	6/17/2022	11
S&P 500 Index	30	14,299	2,825.00	6/17/2022	48
S&P 500 Index	20	9,532	3,075.00	6/17/2022	43
S&P 500 Index	970	462,320	3,100.00	6/17/2022	2,145
S&P 500 Index	270	128,687	2,950.00	9/16/2022	958
S&P 500 Index	44	20,971	2,975.00	9/16/2022	161
					$3,532

American Funds Insurance Series	261

Managed Risk Asset Allocation Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,401	March 2022	$169,488	$(107)
S&P 500 E-mini Index Contracts	Long	125	March 2022	29,741	(125)
Japanese Yen Currency Contracts	Short	1	March 2022	(109)	1
British Pound Currency Contracts	Short	2	March 2022	(169)	(4)
Euro Currency Contracts	Short	4	March 2022	(570)	(6)
					$(241)

Investments in affiliates2

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.00%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,646,718	$138,416	$357,415	$78,189	$172,147	$2,678,055	$46,260	$88,212

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

See notes to financial statements.

262	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2021	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,219,626		$4,376,784	$43,849,243	$8,495,949	$4,253,963
Affiliated issuers	378,522		276,570	1,630,491	1,011,457	221,019
Cash	780		178	3,232	145	773
Cash collateral received for securities on loan	428		7,641	4,809	8,068	1,008
Cash collateral pledged for futures contracts	—		—	—	—	161
Cash collateral pledged for swap contracts	—		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—		2,256	453	47	386
Unrealized appreciation on open forward currency contracts	—		—	—	—	—
Receivables for:
Sales of investments	—		435	21,940	4,847	1,899
Sales of fund’s shares	6,219		9,093	20,056	26,783	3,599
Dividends and interest	11,251		6,065	14,335	5,490	4,079
Variation margin on futures contracts	—		—	—	—	62
Variation margin on centrally cleared swap contracts	—		—	—	—	—
Securities lending income	—	[1]	4	1	1	1
Currency translations	480		138	12	424	2,022
Other	—		—1	—	—	—
	9,617,306		4,679,164	45,544,572	9,553,211	4,488,972

Liabilities:
Collateral for securities on loan	4,283		76,415	48,094	80,676	10,080
Unrealized depreciation on open forward currency contracts	—		—	—	—	20
Unrealized depreciation on unfunded commitments	—		—	—	—	—
Payables for:
Purchases of investments	788		474	8,887	1,883	7,895
Repurchases of fund’s shares	7,561		2,413	60,134	2,009	5,595
Investment advisory services	3,959		2,659	11,615	3,858	1,847
Insurance administrative fees	456		218	2,027	294	568
Services provided by related parties	1,333		709	6,384	1,196	519
Trustees’ deferred compensation	95		62	535	193	46
Variation margin on futures contracts	—		—	—	—	24
Variation margin on centrally cleared swap contracts	—		—	—	—	—
Non-U.S. taxes	7,895		19,049	934	33,209	14,603
Currency translations	—		—	—	—	—
Custody fees	336		244	216	540	300
Other	20		—	—	—	31
	26,726		102,243	138,826	123,858	41,528
Net assets at December 31, 2021	$9,590,580		$4,576,921	$45,405,746	$9,429,353	$4,447,444

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,931,297		$1,859,410	$16,269,659	$6,198,523	$2,653,089
Total distributable earnings (accumulated loss)	5,659,283		2,717,511	29,136,087	3,230,830	1,794,355
Net assets at December 31, 2021	$9,590,580		$4,576,921	$45,405,746	$9,429,353	$4,447,444

Investment securities on loan, at value	$4,822		$85,086	$47,077	$77,301	$13,375
Investment securities, at cost
Unaffiliated issuers	4,397,099		2,754,697	19,737,875	6,250,809	2,748,317
Affiliated issuers	378,477		250,133	1,630,296	1,011,351	221,003
Cash denominated in currencies other than U.S. dollars, at cost	—		2,250	452	47	386

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	263

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]		Growth- Income Fund	International Growth and Income Fund		Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$11,155,779	$2,365,564		$41,804,971	$353,438		$1,084,391
Affiliated issuers	331,143	13,282		1,259,909	21,699		75,150
Cash	1,733	806		667	92		745
Cash collateral received for securities on loan	2,196	69		9,273	—		463
Cash collateral pledged for futures contracts	—	—		—	—		—
Cash collateral pledged for swap contracts	—	—		—	—		—
Cash denominated in currencies other than U.S. dollars	30	1,062		1,069	1,205		278
Unrealized appreciation on open forward currency contracts	—	—		—	—		2
Receivables for:
Sales of investments	653	2,189		20,176	238		4,317
Sales of fund’s shares	5,336	386		3,926	289		882
Dividends and interest	9,726	5,414		43,351	2,249		3,897
Variation margin on futures contracts	—	—		—	—		106
Variation margin on centrally cleared swap contracts	—	—		—	—		3
Securities lending income	1	—	[1]	1	—	[1]	—	[1]
Currency translations	6	379		155	67		26
Other	—	—		—	—		—
	11,506,603	2,389,151		43,143,498	379,277		1,170,260
Liabilities:
Collateral for securities on loan	21,965	693		92,730	—		4,628
Unrealized depreciation on open forward currency contracts	—	—		—	—		—
Unrealized depreciation on unfunded commitments	—	—		—	—		—
Payables for:
Purchases of investments	7,936	277		78	10		17,978
Repurchases of fund’s shares	7,246	2,329		81,365	103		1,950
Investment advisory services	2,118	699		8,889	184		211
Insurance administrative fees	748	139		1,175	83		343
Services provided by related parties	1,217	385		4,658	81		144
Trustees’ deferred compensation	112	28		593	16		8
Variation margin on futures contracts	—	—		—	—		8
Variation margin on centrally cleared swap contracts	—	—		—	—		22
Non-U.S. taxes	116	858		1,293	178		417
Currency translations	—	—		—	—		—
Custody fees	8	88		232	80		24
Other	—	—		—	—		—
	41,466	5,496		191,013	735		25,733
Net assets at December 31, 2021	$11,465,137	$2,383,655		$42,952,485	$378,542		$1,144,527

Net assets consist of:
Capital paid in on shares of beneficial interest	$6,294,050	$1,357,033		$20,012,192	$189,526		$923,131
Total distributable earnings (accumulated loss)	5,171,087	1,026,622		22,940,293	189,016		221,396
Net assets at December 31, 2021	$11,465,137	$2,383,655		$42,952,485	$378,542		$1,144,527

Investment securities on loan, at value	$89,518	$2,444		$91,976	$53		$6,084
Investment securities, at cost
Unaffiliated issuers	8,240,289	1,757,008		22,424,700	309,545		847,938
Affiliated issuers	331,102	13,281		1,259,712	21,694		75,628
Cash denominated in currencies other than U.S. dollars, at cost	30	1,061		1,069	1,205		277

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

264	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]		Capital World Bond Fund		American High-Income Trust[5]
Assets:
Investment securities, at value:
Unaffiliated issuers	$28,516,500	$466,533	$12,806,734		$1,963,695		$1,020,393
Affiliated issuers	3,050,173	1,127	1,311,257		144,080		17,238
Cash	1,108	142	2,390		88		1,089
Cash collateral received for securities on loan	2,011	—	—		—		—
Cash collateral pledged for futures contracts	—	—	—		—		277
Cash collateral pledged for swap contracts	—	—	—		—		481
Cash denominated in currencies other than U.S. dollars	147	23	1		59		—
Unrealized appreciation on open forward currency contracts	—	57	256		4,439		—
Receivables for:
Sales of investments	700,865	1,570	2,017,338		39,152		1,868
Sales of fund’s shares	11,185	27	6,482		1,997		273
Dividends and interest	88,237	1,510	61,345		15,656		14,032
Variation margin on futures contracts	690	15	5,691		458		—
Variation margin on centrally cleared swap contracts	—	7	1		109		—
Securities lending income	—	—	—		—		—
Currency translations	71	3	22		—		—
Other	—	—	—		—		2
	32,370,987	471,014	16,211,517		2,169,733		1,055,653
Liabilities:
Collateral for securities on loan	20,115	—	—		—		—
Unrealized depreciation on open forward currency contracts	—	246	611		3,957		—
Unrealized depreciation on unfunded commitments	2	—	—		—	[1]	1
Payables for:
Purchases of investments	1,611,332	2,432	3,007,831		78,621		2,386
Repurchases of fund’s shares	13,395	465	9,402		165		262
Investment advisory services	6,713	258	1,860		768		260
Insurance administrative fees	3,838	85	549		41		59
Services provided by related parties	3,207	82	1,315		287		189
Trustees’ deferred compensation	345	4	143		29		36
Variation margin on futures contracts	1,183	8	1,522		181		15
Variation margin on centrally cleared swap contracts	20	14	1,678		239		9
Non-U.S. taxes	4,797	24	3		63		—
Currency translations	—	—	—		134		—
Custody fees	120	20	24		196		1
Other	—	—	—	[1]	44		—	[1]
	1,665,067	3,638	3,024,938		84,725		3,218
Net assets at December 31, 2021	$30,705,920	$467,376	$13,186,579		$2,085,008		$1,052,435

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,200,412	$347,665	$12,814,664		$2,057,721		$1,263,068
Total distributable earnings (accumulated loss)	12,505,508	119,711	371,915		27,287		(210,633)
Net assets at December 31, 2021	$30,705,920	$467,376	$13,186,579		$2,085,008		$1,052,435

Investment securities on loan, at value	$19,643	$—	$—		$—		$—
Investment securities, at cost
Unaffiliated issuers	18,775,106	347,800	12,540,693		1,956,858		983,275
Affiliated issuers	3,085,509	1,127	1,311,134		144,069		17,234
Cash denominated in currencies other than U.S. dollars, at cost	147	22	1		59		—

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	265

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$436,046		$325,641		$2,180,967	$28,877	$6,485
Affiliated issuers	—		—		—	564,150	153,058
Cash	9,041		9,056		55,451	—	—
Cash collateral received for securities on loan	—		—		—	—	—
Cash collateral pledged for futures contracts	—		—		—	3,930	1,845
Cash collateral pledged for swap contracts	—		—		—	—	—
Cash denominated in currencies other than U.S. dollars	—		—		—	—	—
Unrealized appreciation on open forward currency contracts	—		—		—	—	—
Receivables for:
Sales of investments	136,409		—		124,289	423	—
Sales of fund’s shares	93		397		1,480	554	107
Dividends and interest	427		1		4,587	1	—	[1]
Variation margin on futures contracts	14		—		420	184	92
Variation margin on centrally cleared swap contracts	—		—		215	—	—
Securities lending income	—		—		—	—	—
Currency translations	—		—		—	—	—
Other	—		—		—	—	—
	582,030		335,095		2,367,409	598,119	161,587
Liabilities:
Collateral for securities on loan	—		—		—	—	—
Unrealized depreciation on open forward currency contracts	—		—		—	—	—
Unrealized depreciation on unfunded commitments	—		—		—	—	—
Payables for:
Purchases of investments	247,323		—		197,166	840	101
Repurchases of fund’s shares	117		2,228		3,170	115	1
Investment advisory services	60		92		357	50	13
Insurance administrative fees	28		29		152	376	102
Services provided by related parties	30		72		404	120	32
Trustees’ deferred compensation	3		13		49	4	1
Variation margin on futures contracts	13		—		180	21	2
Variation margin on centrally cleared swap contracts	58		—		630	—	—
Non-U.S. taxes	—		—		—	—	—
Currency translations	—		—		—	—	—
Custody fees	—	[1]	—	[1]	2	—	—
Other	—	[1]	—		—	—	—
	247,632		2,434		202,110	1,526	252
Net assets at December 31, 2021	$334,398		$332,661		$2,165,299	$596,593	$161,335

Net assets consist of:
Capital paid in on shares of beneficial interest	$331,373		$332,673		$2,145,433	$374,736	$154,889
Total distributable earnings (accumulated loss)	3,025		(12)		19,866	221,857	6,446
Net assets at December 31, 2021	$334,398		$332,661		$2,165,299	$596,593	$161,335

Investment securities on loan, at value	$—		$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	435,285		325,639		2,162,269	30,287	7,042
Affiliated issuers	—		—		—	426,299	128,560
Cash denominated in currencies other than U.S. dollars, at cost	—		—		—	—	—

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

266	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[7]		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$19,925		$139,472	$140,914
Affiliated issuers	353,013		2,523,981	2,678,055
Cash	—		—	—
Cash collateral received for securities on loan	—		—	—
Cash collateral pledged for futures contracts	473		7,873	2,748
Cash collateral pledged for swap contracts	—		—	—
Cash denominated in currencies other than U.S. dollars	—		—	—
Unrealized appreciation on open forward currency contracts	—		—	—
Receivables for:
Sales of investments	311		28,156	1,707
Sales of fund’s shares	122		16	186
Dividends and interest	—	[1]	3	4
Variation margin on futures contracts	18		95	98
Variation margin on centrally cleared swap contracts	—		—	—
Securities lending income	—		—	—
Currency translations	—		—	—
Other	—		—	—
	373,862		2,699,596	2,823,712
Liabilities:
Collateral for securities on loan	—		—	—
Unrealized depreciation on open forward currency contracts	—		—	—
Unrealized depreciation on unfunded commitments	—		—	—
Payables for:
Purchases of investments	112		—	—
Repurchases of fund’s shares	332		29,654	1,983
Investment advisory services	31		224	235
Insurance administrative fees	230		1,661	1,770
Services provided by related parties	76		70	583
Trustees’ deferred compensation	3		16	32
Variation margin on futures contracts	41		399	89
Variation margin on centrally cleared swap contracts	—		—	—
Non-U.S. taxes	—		—	—
Currency translations	—		—	—
Custody fees	—		—	—
Other	—		—	—
	825		32,024	4,692
Net assets at December 31, 2021	$373,037		$2,667,572	$2,819,020

Net assets consist of:
Capital paid in on shares of beneficial interest	$322,953		$1,989,799	$2,138,433
Total distributable earnings (accumulated loss)	50,084		677,773	680,587
Net assets at December 31, 2021	$373,037		$2,667,572	$2,819,020

Investment securities on loan, at value	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	20,956		158,160	142,814
Affiliated issuers	252,083		1,893,702	2,102,003
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	267

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$4,270,015	$1,706,646	$19,783,368	$4,746,661	$2,442,787
	Shares outstanding	93,924	49,945	155,063	209,093	76,738
	Net asset value per share	$45.46	$34.17	$127.58	$22.70	$31.83
Class 1A:	Net assets	$17,858	$5,190	$120,731	$11,745	$11,764
	Shares outstanding	395	153	953	520	371
	Net asset value per share	$45.28	$33.93	$126.70	$22.61	$31.70
Class 2:	Net assets	$4,558,481	$2,520,876	$21,985,548	$4,190,587	$1,086,675
	Shares outstanding	101,428	76,539	174,097	185,390	34,525
	Net asset value per share	$44.94	$32.94	$126.28	$22.60	$31.48
Class 3:	Net assets			$301,618	$21,072
	Shares outstanding	Not applicable	Not applicable	2,344	926	Not applicable
	Net asset value per share			$128.68	$22.76
Class 4:	Net assets	$744,226	$344,209	$3,214,481	$459,288	$906,218
	Shares outstanding	16,697	10,442	25,967	20,589	29,006
	Net asset value per share	$44.57	$32.96	$123.79	$22.31	$31.24

		Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$6,765,816	$812,024	$25,507,634	$30,201	$563,175
	Shares outstanding	374,044	44,087	378,721	1,539	46,293
	Net asset value per share	$18.09	$18.42	$67.35	$19.62	$12.17
Class 1A:	Net assets	$168,690	$6,393	$32,207	$5,561	$9,496
	Shares outstanding	9,391	349	481	287	781
	Net asset value per share	$17.96	$18.34	$67.02	$19.39	$12.15
Class 2:	Net assets	$3,426,685	$1,340,086	$15,318,769	$210,888	$12,521
	Shares outstanding	192,152	72,923	230,562	10,882	1,030
	Net asset value per share	$17.83	$18.38	$66.44	$19.38	$12.16
Class 3:	Net assets			$166,175
	Shares outstanding	Not applicable	Not applicable	2,462	Not applicable	Not applicable
	Net asset value per share			$67.48
Class 4:	Net assets	$1,103,946	$225,152	$1,927,700	$131,892	$559,335
	Shares outstanding	62,348	12,483	29,401	6,859	46,076
	Net asset value per share	$17.71	$18.04	$65.57	$19.23	$12.14

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

268	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]	Capital World Bond Fund	American High-Income Trust[5]
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$18,835,999	$120,569	$8,555,042	$988,131	$277,549
	Shares outstanding	647,633	8,185	762,915	83,789	27,242
	Net asset value per share	$29.08	$14.73	$11.21	$11.79	$10.19
Class 1A:	Net assets	$24,142	$3,738	$12,240	$1,541	$1,456
	Shares outstanding	833	254	1,097	131	143
	Net asset value per share	$28.97	$14.70	$11.16	$11.76	$10.16
Class 2:	Net assets	$5,472,510	$207,652	$3,728,530	$1,029,688	$673,228
	Shares outstanding	190,399	14,126	337,262	88,037	67,457
	Net asset value per share	$28.74	$14.70	$11.06	$11.70	$9.98
Class 3:	Net assets	$36,255				$10,352
	Shares outstanding	1,245	Not applicable	Not applicable	Not applicable	1,011
	Net asset value per share	$29.12				$10.24
Class 4:	Net assets	$6,337,014	$135,417	$890,767	$65,648	$89,850
	Shares outstanding	221,878	9,317	80,887	5,674	8,179
	Net asset value per share	$28.56	$14.53	$11.01	$11.57	$10.99

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$231,257	$37,003	$522,162
	Shares outstanding	21,751	3,283	44,738	Not applicable	Not applicable
	Net asset value per share	$10.63	$11.27	$11.67
Class 1A:	Net assets	$2,216	$10	$4,762
	Shares outstanding	209	1	409	Not applicable	Not applicable
	Net asset value per share	$10.59	$11.28	$11.63
Class 2:	Net assets	$58,069	$244,948	$1,390,807
	Shares outstanding	5,473	22,408	120,637	Not applicable	Not applicable
	Net asset value per share	$10.61	$10.93	$11.53
Class 3:	Net assets		$4,619	$9,693
	Shares outstanding	Not applicable	417	829	Not applicable	Not applicable
	Net asset value per share		$11.07	$11.70
Class 4:	Net assets	$42,856	$46,081	$237,875
	Shares outstanding	4,085	4,190	20,654	Not applicable	Not applicable
	Net asset value per share	$10.49	$11.00	$11.52
Class P1:	Net assets				$12,560	$1,812
	Shares outstanding	Not applicable	Not applicable	Not applicable	678	172
	Net asset value per share				$18.53	$10.55
Class P2:	Net assets				$584,033	$159,523
	Shares outstanding	Not applicable	Not applicable	Not applicable	31,712	15,224
	Net asset value per share				$18.42	$10.48

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	269

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund[7]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,464	$2,327,641	$7,248
	Shares outstanding	190	148,007	473
	Net asset value per share	$12.95	$15.73	$15.33
Class P2:	Net assets	$370,573	$339,931	$2,811,772
	Shares outstanding	28,765	21,733	188,391
	Net asset value per share	$12.88	$15.64	$14.93

[1]	Amount less than one thousand.
[2]	Formerly Blue Chip Income and Growth Fund.
[3]	Formerly Global Growth and Income Fund.
[4]	Formerly Bond Fund.
[5]	Formerly High-Income Bond Fund.
[6]	Formerly U.S. Government/AAA-Rated Securities Fund.
[7]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

270	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$96,498	$34,696	$297,072	$209,153	$56,779
Affiliated issuers	229	149	877	357	180
	96,727	34,845	297,949	209,510	56,959
Interest from unaffiliated issuers	3,255	15	1,929	5,837	6,978
Securities lending income (net of fees)	828	1,076	730	742	305
	100,810	35,936	300,608	216,089	64,242
Fees and expenses[1]:
Investment advisory services	45,364	36,199	129,405	49,637	30,185
Distribution services	13,010	7,481	61,137	12,154	5,000
Insurance administrative services	1,646	813	7,217	1,145	2,232
Transfer agent services	1	1	6	1	1
Administrative services	2,738	1,583	12,633	3,035	1,336
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	208	133	902	252	102
Registration statement and prospectus	134	136	709	173	65
Trustees’ compensation	37	23	171	44	19
Auditing and legal	73	87	87	82	99
Custodian	1,215	750	674	2,244	1,158
Other	4	66	18	5	53
Total fees and expenses before waivers/reimbursements	64,430	47,272	212,959	68,772	40,250
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	28	—	15	—	8,018
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	28	—	15	—	8,018
Total fees and expenses after waivers/reimbursements	64,402	47,272	212,944	68,772	32,232
Net investment income (loss)	36,408	(11,335)	87,664	147,317	32,010
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	848,663	1,100,321	5,060,779	1,275,846	318,182
Affiliated issuers	(19)	(315)	20	(41)	(17)
Futures contracts	—	—	—	—	95
Forward currency contracts	—	—	—	(86)	228
Swap contracts	—	—	—	—	—
Currency transactions	(1,709)	(1,170)	379	(2,236)	(470)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	846,935	1,098,836	5,061,178	1,273,483	318,018
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	486,026	(703,894)	3,147,373	(1,501,578)	(136,353)
Affiliated issuers	28	(6,978)	90	42	8
Futures contracts	—	—	—	—	(26)
Forward currency contracts	—	—	—	86	34
Swap contracts	—	—	—	—	—
Currency translations	(102)	215	(118)	266	209
	485,952	(710,657)	3,147,345	(1,501,184)	(136,128)
Net realized gain (loss) and unrealized appreciation (depreciation)	1,332,887	388,179	8,208,523	(227,701)	181,890
Net increase (decrease) in net assets resulting from operations	$1,369,295	$376,844	$8,296,187	$(80,384)	$213,900

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	271

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$218,139	$56,211	$638,220	$43,310	$34,545
Affiliated issuers	158	50	857	48	422
	218,297	56,261	639,077	43,358	34,967
Interest from unaffiliated issuers	113	2,780	3,410	944	3,356
Securities lending income (net of fees)	111	580	731	243	57
	218,521	59,621	643,218	44,545	38,380
Fees and expenses[1]:
Investment advisory services	39,958	13,427	102,401	8,064	5,244
Distribution services	10,579	3,883	41,617	851	1,315
Insurance administrative services	2,610	507	4,251	315	1,308
Transfer agent services	2	— [4]	6	— [4]	— [4]
Administrative services	3,114	691	12,323	397	332
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	177	31	893	23	20
Registration statement and prospectus	112	33	597	24	59
Trustees’ compensation	42	10	169	6	5
Auditing and legal	47	62	84	68	61
Custodian	170	332	735	334	110
Other	4	1	17	1	4
Total fees and expenses before waivers/reimbursements	56,815	18,977	163,093	10,083	8,458
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	11,310	3,624	—	48	2,808
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	11,310	3,624	—	48	2,808
Total fees and expenses after waivers/reimbursements	45,505	15,353	163,093	10,035	5,650
Net investment income (loss)	173,016	44,268	480,125	34,510	32,730
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	2,286,037	410,526	3,514,635	358,108	44,857
Affiliated issuers	5	5	(41)	82	(8)
Futures contracts	—	—	—	—	(702)
Forward currency contracts	—	—	—	—	(20)
Swap contracts	—	—	—	—	665
Currency transactions	(9)	(474)	(1,966)	(345)	(64)
Capital gain distributions received from affiliated issuers	—	—	—	—	270
	2,286,033	410,057	3,512,628	357,845	44,998
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	81,421	(139,921)	4,889,187	(342,695)	80,801
Affiliated issuers	8	(7)	(8)	(2)	(480)
Futures contracts	—	—	—	—	282
Forward currency contracts	—	—	—	—	24
Swap contracts	—	—	—	—	716
Currency translations	2	(52)	(521)	(118)	(41)
	81,431	(139,980)	4,888,658	(342,815)	81,302
Net realized gain (loss) and unrealized appreciation (depreciation)	2,367,464	270,077	8,401,286	15,030	126,300
Net increase (decrease) in net assets resulting from operations	$2,540,480	$314,345	$8,881,411	$49,540	$159,030

See end of statements of operations for footnotes.

See notes to financial statements.

272	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[5]	Capital World Bond Fund	American High-Income Trust[6]
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$416,196	$6,575	$—	$26	$1,243
Affiliated issuers	26,318	20	1,432	128	20
	442,514	6,595	1,432	154	1,263
Interest from unaffiliated issuers	188,565	2,435	260,679	56,348	51,919
Securities lending income (net of fees)	1,121	3	—	—	—
	632,200	9,033	262,111	56,502	53,182
Fees and expenses[1]:
Investment advisory services	82,192	3,005	44,685	11,735	4,750
Distribution services	28,066	830	11,552	2,787	1,935
Insurance administrative services	14,480	315	2,054	157	221
Transfer agent services	4	—4	2	— [4]	— [4]
Administrative services	9,446	137	3,751	662	295
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	587	6	221	51	21
Registration statement and prospectus	359	12	188	39	17
Trustees’ compensation	130	2	50	10	4
Auditing and legal	67	52	53	48	46
Custodian	772	91	112	624	18
Other	20	1	5	10	12
Total fees and expenses before waivers/reimbursements	136,123	4,451	62,673	16,123	7,319
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	16,515	2,207	1,313
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	16,515	2,207	1,313
Total fees and expenses after waivers/reimbursements	136,123	4,451	46,158	13,916	6,006
Net investment income (loss)	496,078	4,583	215,953	42,586	47,176
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	2,861,608	24,495	110,756	41,471	8,994
Affiliated issuers	107,152	2	(158)	(10)	3
Futures contracts	(990)	166	29,652	(1,188)	818
Forward currency contracts	—	(627)	8,119	(23,989)	—
Swap contracts	(264)	69	(19,136)	(257)	(2,330)
Currency transactions	584	17	(1)	(15)	—
Capital gain distributions received from affiliated issuers	14,433	—	—	—	—
	2,982,523	24,122	129,232	16,012	7,485
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	1,086,498	18,029	(362,751)	(164,796)	20,853
Affiliated issuers	(81,454)	(2)	104	11	(1)
Futures contracts	(13,464)	78	(6,784)	(329)	(192)
Forward currency contracts	—	(187)	2,252	126	—
Swap contracts	(844)	(260)	14,150	(3,207)	728
Currency translations	(279)	(56)	(122)	(597)	(2)
	990,457	17,602	(353,151)	(168,792)	21,386
Net realized gain (loss) and unrealized appreciation (depreciation)	3,972,980	41,724	(223,919)	(152,780)	28,871
Net increase (decrease) in net assets resulting from operations	$4,469,058	$46,307	$(7,966)	$(110,194)	$76,047

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund[7]	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—	$—	$8	$2
Affiliated issuers	—	—	—	3,224	4,029
	—	—	—	3,232	4,031
Interest from unaffiliated issuers	2,869	299	37,310	—	—
Securities lending income (net of fees)	—	—	—	—	—
	2,869	299	37,310	3,232	4,031
Fees and expenses[1]:
Investment advisory services	1,392	1,128	7,451	886	250
Distribution services	248	781	4,208	1,448	413
Insurance administrative services	106	108	624	1,476	417
Transfer agent services	— [4]	— [4]	— [4]	— [4]	— [4]
Administrative services	99	106	629	—	—
Accounting and administrative services	—	—	—	74	63
Reports to shareholders	5	7	39	7	4
Registration statement and prospectus	66	8	31	8	4
Trustees’ compensation	2	2	9	2	1
Auditing and legal	43	41	44	15	15
Custodian	17	1	28	6	6
Other	— [4]	— [4]	1	1	1
Total fees and expenses before waivers/reimbursements	1,978	2,182	13,064	3,923	1,174
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	664	—	2,236	299	84
Miscellaneous fee reimbursements	—	—	—	—	43
Total waivers/reimbursements of fees and expenses	664	—	2,236	299	127
Total fees and expenses after waivers/reimbursements	1,314	2,182	10,828	3,624	1,047
Net investment income (loss)	1,555	(1,883)	26,482	(392)	2,984
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(970)	— [4]	(29,283)	(2,843)	(634)
Affiliated issuers	—	—	—	48,163	3,168
Futures contracts	638	—	(2,118)	(18,120)	(2,576)
Forward currency contracts	—	—	—	—	—
Swap contracts	242	—	26,182	—	—
Currency transactions	—	—	—	7	2
Capital gain distributions received from affiliated issuers	—	—	—	66,105	694
	(90)	— [4]	(5,219)	93,312	654
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	(3,940)	(4)	(26,082)	(1,410)	(557)
Affiliated issuers	—	—	—	(18,673)	(9,326)
Futures contracts	(29)	—	649	(1,408)	(404)
Forward currency contracts	—	—	—	—	—
Swap contracts	1,161	—	(11,387)	—	—
Currency translations	—	—	—	—	—
	(2,808)	(4)	(36,820)	(21,491)	(10,287)
Net realized gain (loss) and unrealized appreciation (depreciation)	(2,898)	(4)	(42,039)	71,821	(9,633)
Net increase (decrease) in net assets resulting from operations	$(1,343)	$(1,887)	$(15,557)	$71,429	$(6,649)

See end of statements of operations for footnotes.

See notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[8]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$4	$33	$38
Affiliated issuers	5,588	33,993	46,260
	5,592	34,026	46,298
Interest from unaffiliated issuers	—	—	—
Securities lending income (net of fees)	—	—	—
	5,592	34,026	46,298
Fees and expenses[1]:
Investment advisory services	547	3,883	4,241
Distribution services	907	829	7,054
Insurance administrative services	911	6,471	7,069
Transfer agent services	— [4]	— [4]	— [4]
Administrative services	—	—	—
Accounting and administrative services	68	124	132
Reports to shareholders	5	23	40
Registration statement and prospectus	7	35	36
Trustees’ compensation	2	10	12
Auditing and legal	15	17	18
Custodian	6	7	7
Other	1	2	2
Total fees and expenses before waivers/reimbursements	2,469	11,401	18,611
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	185	1,313	1,434
Miscellaneous fee reimbursements	12	—	—
Total waivers/reimbursements of fees and expenses	197	1,313	1,434
Total fees and expenses after waivers/reimbursements	2,272	10,088	17,177
Net investment income (loss)	3,320	23,938	29,121
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(1,894)	(82,892)	(3,106)
Affiliated issuers	25,866	97,734	78,189
Futures contracts	(11,309)	(802)	(29,566)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	2	25	9
Capital gain distributions received from affiliated issuers	3,183	35,312	88,212
	15,848	49,377	133,738
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	(1,031)	13,665	(1,900)
Affiliated issuers	39,583	282,195	172,147
Futures contracts	(141)	(3,666)	(599)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	38,411	292,194	169,648
Net realized gain (loss) and unrealized appreciation (depreciation)	54,259	341,571	303,386
Net increase (decrease) in net assets resulting from operations	$57,579	$365,509	$332,507

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Formerly Blue Chip Income and Growth Fund.
[3]	Formerly Global Growth and Income Fund.
[4]	Amount less than one thousand.
[5]	Formerly Bond Fund.
[6]	Formerly High-Income Bond Fund.
[7]	Formerly U.S. Government/AAA-Rated Securities Fund.
[8]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$36,408	$29,220	$(11,335)	$(9,129)	$87,664	$91,314
Net realized gain (loss)	846,935	459,151	1,098,836	113,700	5,061,178	5,289,028
Net unrealized appreciation (depreciation)	485,952	1,447,946	(710,657)	1,179,633	3,147,345	8,444,178
Net increase (decrease) in net assets resulting from operations	1,369,295	1,936,317	376,844	1,284,204	8,296,187	13,824,520

Distributions paid to shareholders	(486,343)	(224,589)	(123,155)	(284,490)	(5,437,958)	(865,145)

Net capital share transactions	466,658	(271,205)	(989,509)	(307,246)	3,623,473	(2,504,990)

Total increase (decrease) in net assets	1,349,610	1,440,523	(735,820)	692,468	6,481,702	10,454,385

Net assets:
Beginning of year	8,240,970	6,800,447	5,312,741	4,620,273	38,924,044	28,469,659
End of year	$9,590,580	$8,240,970	$4,576,921	$5,312,741	$45,405,746	$38,924,044

	International Fund		New World Fund		Washington Mutual Investors Fund[1]
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$147,317	$53,872	$32,010	$15,078	$173,016	$162,025
Net realized gain (loss)	1,273,483	40,022	318,018	132,645	2,286,033	(75,133)
Net unrealized appreciation (depreciation)	(1,501,184)	1,257,012	(136,128)	658,628	81,431	717,522
Net increase (decrease) in net assets resulting from operations	(80,384)	1,350,906	213,900	806,351	2,540,480	804,414

Distributions paid to shareholders	(249,096)	(71,715)	(185,700)	(43,949)	(166,149)	(265,213)

Net capital share transactions	(832,025)	(763,764)	176,091	(279,660)	(488,260)	(242,496)

Total increase (decrease) in net assets	(1,161,505)	515,427	204,291	482,742	1,886,071	296,705

Net assets:
Beginning of year	10,590,858	10,075,431	4,243,153	3,760,411	9,579,066	9,282,361
End of year	$9,429,353	$10,590,858	$4,447,444	$4,243,153	$11,465,137	$9,579,066

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund[2]		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$44,268	$25,233	$480,125	$485,987	$34,510	$21,504
Net realized gain (loss)	410,057	49,687	3,512,628	359,138	357,845	(43,217)
Net unrealized appreciation (depreciation)	(139,980)	113,216	4,888,658	3,849,348	(342,815)	123,625
Net increase (decrease) in net assets resulting from operations	314,345	188,136	8,881,411	4,694,473	49,540	101,912

Distributions paid to shareholders	(90,172)	(77,584)	(915,114)	(1,429,478)	(14,532)	(21,467)

Net capital share transactions	(14,968)	(74,585)	(3,505,347)	(799,726)	(1,112,349)	(124,648)

Total increase (decrease) in net assets	209,205	35,967	4,460,950	2,465,269	(1,077,341)	(44,203)

Net assets:
Beginning of year	2,174,450	2,138,483	38,491,535	36,026,266	1,455,883	1,500,086
End of year	$2,383,655	$2,174,450	$42,952,485	$38,491,535	$378,542	$1,455,883

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$32,730	$27,894	$496,078	$449,205	$4,583	$4,425
Net realized gain (loss)	44,998	(42,055)	2,982,523	808,394	24,122	18,255
Net unrealized appreciation (depreciation)	81,302	60,666	990,457	2,005,628	17,602	18,683
Net increase (decrease) in net assets resulting from operations	159,030	46,505	4,469,058	3,263,227	46,307	41,363

Distributions paid to shareholders	(29,764)	(28,997)	(1,541,316)	(606,436)	(29,247)	(21,373)

Net capital share transactions	(81,691)	80,728	(1,879,473)	(418,795)	(4,816)	(1,808)

Total increase (decrease) in net assets	47,575	98,236	1,048,269	2,237,996	12,244	18,182

Net assets:
Beginning of year	1,096,952	998,716	29,657,651	27,419,655	455,132	436,950
End of year	$1,144,527	$1,096,952	$30,705,920	$29,657,651	$467,376	$455,132

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America[3]		Capital World Bond Fund		American High-Income Trust[4]
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$215,953	$202,752	$42,586	$41,768	$47,176	$56,258
Net realized gain (loss)	129,232	480,282	16,012	45,840	7,485	(51,887)
Net unrealized appreciation (depreciation)	(353,151)	299,487	(168,792)	116,992	21,386	19,323
Net increase (decrease) in net assets resulting from operations	(7,966)	982,521	(110,194)	204,600	76,047	23,694

Distributions paid to shareholders	(687,442)	(339,511)	(91,748)	(64,860)	(43,416)	(69,840)

Net capital share transactions	2,474,568	213,249	(51,795)	70,361	152,225	(352,568)

Total increase (decrease) in net assets	1,779,160	856,259	(253,737)	210,101	184,856	(398,714)

Net assets:
Beginning of year	11,407,419	10,551,160	2,338,745	2,128,644	867,579	1,266,293
End of year	$13,186,579	$11,407,419	$2,085,008	$2,338,745	$1,052,435	$867,579

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[6]
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$1,555	$2,446	$(1,883)	$(171)	$26,482	$20,216
Net realized gain (loss)	(90)	12,009	— [5]	—	(5,219)	187,696
Net unrealized appreciation (depreciation)	(2,808)	5,064	(4)	(1)	(36,820)	61,889
Net increase (decrease) in net assets resulting from operations	(1,343)	19,519	(1,887)	(172)	(15,557)	269,801

Distributions paid to shareholders	(13,157)	(4,820)	—	(737)	(209,728)	(77,781)

Net capital share transactions	29,279	10,410	(41,201)	92,028	236,927	(934,697)

Total increase (decrease) in net assets	14,779	25,109	(43,088)	91,119	11,642	(742,677)

Net assets:
Beginning of year	319,619	294,510	375,749	284,630	2,153,657	2,896,334
End of year	$334,398	$319,619	$332,661	$375,749	$2,165,299	$2,153,657

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund[7]
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(392)	$962	$2,984	$662	$3,320	$4,092
Net realized gain (loss)	93,312	27,752	654	(13,879)	15,848	(64,328)
Net unrealized appreciation (depreciation)	(21,491)	110,658	(10,287)	19,066	38,411	56,976
Net increase (decrease) in net assets resulting from operations	71,429	139,372	(6,649)	5,849	57,579	(3,260)

Distributions paid to shareholders	(27,384)	(25,274)	(931)	(3,247)	(6,019)	(16,900)

Net capital share transactions	(11,898)	10,698	(654)	1,198	(34,883)	11,085

Total increase (decrease) in net assets	32,147	124,796	(8,234)	3,800	16,677	(9,075)

Net assets:
Beginning of year	564,446	439,650	169,569	165,769	356,360	365,435
End of year	$596,593	$564,446	$161,335	$169,569	$373,037	$356,360

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$23,938	$27,259	$29,121	$30,915
Net realized gain (loss)	49,377	38,669	133,738	(41,687)
Net unrealized appreciation (depreciation)	292,194	145,694	169,648	161,153
Net increase (decrease) in net assets resulting from operations	365,509	211,622	332,507	150,381

Distributions paid to shareholders	(68,168)	(160,767)	(38,227)	(146,678)

Net capital share transactions	(64,385)	114,037	(254,031)	(57,436)

Total increase (decrease) in net assets	232,956	164,892	40,249	(53,733)

Net assets:
Beginning of year	2,434,616	2,269,724	2,778,771	2,832,504
End of year	$2,667,572	$2,434,616	$2,819,020	$2,778,771

[1]	Formerly Blue Chip Income and Growth Fund.
[2]	Formerly Global Growth and Income Fund.
[3]	Formerly Bond Fund.
[4]	Formerly High-Income Bond Fund.
[5]	Amount less than one thousand.
[6]	Formerly U.S. Government/AAA-Rated Securities Fund.
[7]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	279

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund (formerly Blue Chip Income and Growth Fund) — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund (formerly Global Growth and Income Fund) — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America (formerly Bond Fund) — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

280	American Funds Insurance Series

American High-Income Trust (formerly High-Income Bond Fund)— The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund (formerly U.S. Government/AAA-Rated Securities Fund) — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund) — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	281

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

282	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2021 (dollars in thousands):

American Funds Insurance Series	283

Global Growth Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,060,561	$53,874	$1,493	$1,115,928
Consumer discretionary	724,029	—	—	724,029
Industrials	715,007	—	—	715,007
Health care	617,996	—	—	617,996
Financials	385,682	58,213	—	443,895
Consumer staples	119,178	—	—	119,178
Materials	102,192	—	—	102,192
Communication services	75,947	—	—	75,947
Real estate	65,682	—	—	65,682
Utilities	54,159	—	—	54,159
Energy	19,146	—	14,064	33,210
Preferred securities	11,043	—	29,406	40,449
Rights & warrants	—	18,841	—	18,841
Short-term securities	271,861	254,980	—	526,841
Total	$4,222,483	$385,908	$44,963	$4,653,354

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$10,813,380	$—	$6,798	$10,820,178
Consumer discretionary	9,054,755	—	—	9,054,755
Communication services	8,927,566	—	—	8,927,566
Health care	5,015,771	—	44,928	5,060,699
Industrials	3,266,333	—	—	3,266,333
Financials	3,027,578	—	—	3,027,578
Consumer staples	1,217,065	—	—	1,217,065
Materials	989,725	—	—	989,725
Energy	932,095	—	—	932,095
Utilities	342,585	—	—	342,585
Real estate	80,335	—	—	80,335
Preferred securities	31,804	—	43,313	75,117
Convertible bonds & notes	—	—	32,231	32,231
Short-term securities	1,653,472	—	—	1,653,472
Total	$45,352,464	$—	$127,270	$45,479,734

284	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,611,083	$—	$—	$1,611,083
Industrials	1,181,120	—	—	1,181,120
Information technology	1,167,092	—	8,212	1,175,304
Health care	991,663	—	—	991,663
Consumer discretionary	964,114	18,207	—	982,321
Energy	715,272	—	—	715,272
Materials	634,285	—	—	634,285
Communication services	495,628	—	—	495,628
Consumer staples	335,577	—	—	335,577
Utilities	226,773	—	—	226,773
Real estate	43,473	—	—	43,473
Preferred securities	44,145	—	751	44,896
Rights & warrants	—	20,005	—	20,005
Short-term securities	1,050,006	—	—	1,050,006
Total	$9,460,231	$38,212	$8,963	$9,507,406

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$896,592	$—	$656	$897,248
Health care	549,516	—	—	549,516
Consumer discretionary	540,989	5,905	—	546,894
Financials	531,824	8,109	—	539,933
Communication services	361,561	—	—	361,561
Industrials	346,875	—	—	346,875
Materials	339,873	—	—	339,873
Consumer staples	237,236	—	—	237,236
Energy	142,678	—	—	142,678
Utilities	68,710	—	—	68,710
Real estate	62,178	—	—	62,178
Preferred securities	29,309	—	11,948	41,257
Rights & warrants	116	832	—	948
Bonds, notes & other debt instruments	—	114,239	—	114,239
Short-term securities	225,836	—	—	225,836
Total	$4,333,293	$129,085	$12,604	$4,474,982

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$139	$—	$—	$139
Liabilities:
Unrealized depreciation on futures contracts	(175)	—	—	(175)
Unrealized depreciation on open forward currency contracts	—	(20)	—	(20)
Total	$(36)	$(20)	$—	$(56)

*	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	285

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$479,308	$—	$—	$479,308
Financials	349,790	—	—	349,790
Health care	286,795	—	—	286,795
Consumer discretionary	262,978	1,044	—	264,022
Industrials	214,884	—	—	214,884
Communication services	196,875	—	—	196,875
Consumer staples	168,697	—	—	168,697
Materials	117,290	—	—	117,290
Energy	79,671	—	—	79,671
Utilities	67,102	—	—	67,102
Real estate	48,568	—	—	48,568
Preferred securities	17,782	—	—	17,782
Convertible stocks	3,250	941	—	4,191
Convertible bonds & notes	—	3,844	—	3,844
Bonds, notes & other debt instruments	—	5,618	—	5,618
Short-term securities	13,613	60,796	—	74,409
Total	$2,306,603	$72,243	$—	$2,378,846

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$10,284,052	$—	$—	$10,284,052
Communication services	6,345,494	—	—	6,345,494
Health care	4,971,737	—	—	4,971,737
Consumer discretionary	4,445,395	18,805	—	4,464,200
Industrials	4,418,646	—	—	4,418,646
Financials	4,021,335	—	—	4,021,335
Materials	1,903,881	—	—	1,903,881
Consumer staples	1,370,917	—	—	1,370,917
Energy	1,349,607	—	—	1,349,607
Utilities	1,058,152	—	—	1,058,152
Real estate	988,294	—	—	988,294
Convertible stocks	577,437	—	—	577,437
Bonds, notes & other debt instruments	—	6,910	—	6,910
Short-term securities	1,304,218	—	—	1,304,218
Total	$43,039,165	$25,715	$—	$43,064,880

International Growth and Income Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

286	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$184,960	$—	$—	$184,960
Information technology	123,815	—	—	123,815
Consumer staples	107,093	—	—	107,093
Health care	89,480	—	—	89,480
Real estate	85,366	—	—	85,366
Utilities	74,549	—	—	74,549
Energy	55,574	—	—	55,574
Industrials	52,004	—	—	52,004
Materials	43,636	—	—	43,636
Communication services	43,081	—	—	43,081
Consumer discretionary	34,767	—	—	34,767
Preferred securities	1,944	—	—	1,944
Rights & warrants	8	—	—	8
Convertible stocks	13,585	—	—	13,585
Investment funds	30,304	—	—	30,304
Convertible bonds & notes	—	501	—	501
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	106,443	—	106,443
Mortgage-backed obligations	—	35,805	—	35,805
Corporate bonds, notes & loans	—	22,051	—	22,051
Asset-backed obligations	—	6,380	—	6,380
Bonds & notes of governments & government agencies outside the U.S.	—	863	—	863
Municipals	—	275	—	275
Short-term securities	47,057	—	—	47,057
Total	$987,223	$172,318	$—	$1,159,541

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$324	$—	$—	$324
Unrealized appreciation on open forward currency contracts	—	2	—	2
Unrealized appreciation on centrally cleared interest rate swaps	—	1,451	—	1,451
Liabilities:
Unrealized depreciation on futures contracts	(92)	—	—	(92)
Unrealized depreciation on credit default swaps	—	(14)	—	(14)
Total	$232	$1,439	$—	$1,671

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	287

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$5,274,022	$—	$—		$5,274,022
Financials	3,603,788	—	1,375		3,605,163
Health care	2,788,763	—	19,887		2,808,650
Consumer discretionary	2,632,781	—	—		2,632,781
Communication services	2,075,431	—	—		2,075,431
Consumer staples	1,766,139	—	—		1,766,139
Industrials	1,332,133	—	12,007		1,344,140
Materials	1,063,067	—	—		1,063,067
Real estate	689,076	—	—		689,076
Energy	548,971	1,388	—		550,359
Utilities	260,904	—	—		260,904
Preferred securities	—	—	317		317
Rights & warrants	48	—	—	*	48
Convertible stocks	—	—	50,000		50,000
Investment funds	1,617,261	—	—		1,617,261
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,467,556	—		2,467,556
Corporate bonds, notes & loans	—	1,979,208	9,723		1,988,931
Mortgage-backed obligations	—	1,433,795	—		1,433,795
Asset-backed obligations	—	396,057	—		396,057
Municipals	—	36,665	—		36,665
Federal agency bonds & notes	—	35,972	—		35,972
Bonds & notes of governments & government agencies outside the U.S.	—	34,901	—		34,901
Short-term securities	1,435,438	—	—		1,435,438
Total	$25,087,822	$6,385,542	$93,309		$31,566,673

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$970	$—	$—		$970
Liabilities:
Unrealized depreciation on futures contracts	(15,206)	—	—		(15,206)
Unrealized depreciation on credit default swaps	—	(48)	—		(48)
Total	$(14,236)	$(48)	$—		$(14,284)

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

288	American Funds Insurance Series

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$70,606	$—	$—	$70,606
Health care	46,185	—	—	46,185
Consumer discretionary	37,860	—	—	37,860
Financials	33,972	—	—	33,972
Consumer staples	32,932	—	—	32,932
Industrials	24,166	—	—	24,166
Materials	12,528	—	—	12,528
Communication services	10,646	—	—	10,646
Energy	10,300	—	—	10,300
Real estate	10,269	—	—	10,269
Utilities	4,931	—	—	4,931
Preferred securities	1,446	—	—	1,446
Convertible stocks	1,373	—	—	1,373
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	59,692	—	59,692
U.S. Treasury bonds & notes	—	50,826	—	50,826
Corporate bonds, notes & loans	—	20,534	—	20,534
Mortgage-backed obligations	—	4,344	—	4,344
Municipals	—	183	—	183
Asset-backed obligations	—	76	—	76
Short-term securities	1,127	33,664	—	34,791
Total	$298,341	$169,319	$—	$467,660

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$129	$—	$—	$129
Unrealized appreciation on open forward currency contracts	—	57	—	57
Unrealized appreciation on centrally cleared interest rate swaps	—	61	—	61
Liabilities:
Unrealized depreciation on futures contracts	(48)	—	—	(48)
Unrealized depreciation on open forward currency contracts	—	(246)	—	(246)
Unrealized depreciation on centrally cleared interest rate swaps	—	(298)	—	(298)
Unrealized depreciation on credit default swaps	—	(2)	—	(2)
Total	$81	$(428)	$—	$(347)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$5,814,588	$—	$5,814,588
Corporate bonds, notes & loans	—	4,332,302	—	4,332,302
Mortgage-backed obligations	—	1,738,723	—	1,738,723
Asset-backed obligations	—	549,393	—	549,393
Municipals	—	214,640	—	214,640
Bonds & notes of governments & government agencies outside the U.S.	—	144,725	—	144,725
Federal agency bonds & notes	—	12,363	—	12,363
Short-term securities	1,311,257	—	—	1,311,257
Total	$1,311,257	$12,806,734	$—	$14,117,991

American Funds Insurance Series	289

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,747	$—	$—	$13,747
Unrealized appreciation on open forward currency contracts	—	256	—	256
Unrealized appreciation on centrally cleared interest rate swaps	—	317	—	317
Unrealized appreciation on credit default swaps	—	74	—	74
Liabilities:
Unrealized depreciation on futures contracts	(13,724)	—	—	(13,724)
Unrealized depreciation on open forward currency contracts	—	(611)	—	(611)
Unrealized depreciation on centrally cleared interest rate swaps	—	(11,302)	—	(11,302)
Total	$23	$(11,266)	$—	$(11,243)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$337,509	$—		$337,509
Chinese yuan renminbi	—	182,032	—		182,032
Japanese yen	—	178,537	—		178,537
British pounds	—	80,171	—		80,171
Danish kroner	—	63,501	—		63,501
Canadian dollars	—	51,818	—		51,818
Mexican pesos	—	38,174	—		38,174
Russian rubles	—	35,006	—		35,006
Malaysian ringgits	—	31,731	—		31,731
Australian dollars	—	21,812	—		21,812
Indonesian rupiah	—	15,357	—		15,357
Colombian pesos	—	14,717	—		14,717
Brazilian reais	—	9,535	—		9,535
South Korean won	—	8,710	—		8,710
Czech korunas	—	8,035	—		8,035
Polish zloty	—	6,326	—		6,326
Peruvian nuevos soles	—	5,458	—		5,458
Norwegian kroner	—	5,200	—		5,200
Indian rupees	—	5,066	—		5,066
Ukrainian hryvnia	—	5,031	—		5,031
Chilean pesos	—	3,775	—		3,775
South African rand	—	2,070	—		2,070
Romanian leu	—	1,156	—		1,156
U.S. dollars	—	826,311	551		826,862
Preferred securities	—	—	34		34
Common stocks	426	204	1,322		1,952
Rights & warrants	6	—	—	*	6
Short-term securities	144,080	24,114	—		168,194
Total	$144,512	$1,961,356	$1,907		$2,107,775

See end of tables for footnotes.

290	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,817	$—	$—	$1,817
Unrealized appreciation on open forward currency contracts	—	4,439	—	4,439
Unrealized appreciation on centrally cleared interest rate swaps	—	1,021	—	1,021
Unrealized appreciation on credit default swaps	—	10	—	10
Liabilities:
Unrealized depreciation on futures contracts	(1,993)	—	—	(1,993)
Unrealized depreciation on open forward currency contracts	—	(3,957)	—	(3,957)
Unrealized depreciation on centrally cleared interest rate swaps	—	(4,877)	—	(4,877)
Unrealized depreciation on credit default swaps	—	(92)	—	(92)
Total	$(176)	$(3,456)	$—	$(3,632)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$949,480	$8,399	$957,879
Asset-backed obligations	—	292	—	292
Convertible bonds & notes	—	602	76	678
Convertible stocks	387	430	—	817
Common stocks	19,400	5,476	31,217	56,093
Preferred securities	—	2,264	719	2,983
Rights & warrants	850	801	—	1,651
Short-term securities	17,238	—	—	17,238
Total	$37,875	$959,345	$40,411	$1,037,631

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on credit default swaps	$—	$10	$—	$10
Liabilities:
Unrealized depreciation on futures contracts	(211)	—	—	(211)
Unrealized depreciation on credit default swaps	—	(4)	—	(4)
Total	$(211)	$6	$—	$(205)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2021 (dollars in thousands):

	Beginning value at 1/1/2021	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2021
Investment securities	$28,783	$1,848	$11,864	$(9,677)	$(6,949)	$15,170	$(628)	$40,411
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2021								$(261)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	291

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2021	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$8,399	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			Vendor price	N/A	N/A	N/A
			Par value	N/A	N/A	N/A
			Call price	N/A	N/A	N/A
		Yield analysis	YTM risk premium	104 - 200 bps	169 bps	Decrease
Convertible bonds & notes	76	Transaction price	N/A	N/A	N/A	N/A
Common stocks	31,217	Estimated recovery value	Exchange terms	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Par value	N/A	N/A	N/A
			Adjustment based on market decline	20%	20%	Decrease
			Expected proceeds	N/A	N/A	N/A
		Market comparable companies	EV/EBITDA multiple	4.1x	4.1x	Increase
			Discount to EV/EBITDA multiple	50%	50%	Decrease
			EV/EBITDA less CapEx multiple	12.5x	12.5x	Increase
			Discount to EV/EBITDA less CapEx multiple	18%	18%	Decrease
			Discount for uncertainty	5%	5%	Decrease
			DLOM	20% - 21%	20.25%	Decrease
Preferred securities	719	Market comparable companies	EV/EBITDA multiple	4.9x	4.9x	Increase
			Discount to EV/EBITDA multiple	29%	29%	Decrease
			DLOM	30%	30%	Decrease
Total	$40,411

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

292	American Funds Insurance Series

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$177,959	$—	$177,959
U.S. Treasury bonds & notes	—	68,384	—	68,384
Asset-backed obligations	—	12,449	—	12,449
Bonds & notes of governments & government agencies outside the U.S.	—	746	—	746
Federal agency bonds & notes	—	283	—	283
Corporate bonds, notes & loans	—	249	—	249
Short-term securities	—	175,976	—	175,976
Total	$—	$436,046	$—	$436,046

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$113	$—	$—	$113
Unrealized appreciation on centrally cleared interest rate swaps	—	2,375	—	2,375
Liabilities:
Unrealized depreciation on futures contracts	(109)	—	—	(109)
Total	$4	$2,375	$—	$2,379

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,087,940	$—	$1,087,940
Federal agency bonds & notes	—	275,982	—	275,982
Mortgage-backed obligations	—	241,199	—	241,199
Short-term securities	—	575,846	—	575,846
Total	$—	$2,180,967	$—	$2,180,967

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$4,310	$—	$—	$4,310
Unrealized appreciation on centrally cleared interest rate swaps	—	23,753	—	23,753
Liabilities:
Unrealized depreciation on futures contracts	(3,701)	—	—	(3,701)
Unrealized depreciation on centrally cleared interest rate swaps	—	(7,660)	—	(7,660)
Total	$609	$16,093	$—	$16,702

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	293

Managed Risk Washington Mutual Investors Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

294	American Funds Insurance Series

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to a fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

American Funds Insurance Series	295

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Currency transactions — In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to a fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose a fund to potential gains and losses in excess of the initial amount invested.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

296	American Funds Insurance Series

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Insurance Series	297

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

298	American Funds Insurance Series

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$4,822	$4,283	$1,028	$3,855
Global Small Capitalization Fund	85,086	76,415	13,589	68,774
Growth Fund	47,077	48,094	—	43,285
International Fund	77,301	80,676	—	72,608
New World Fund	13,375	10,080	3,844	9,072
Washington Mutual Investors Fund	89,518	21,965	69,824	19,769
Capital World Growth and Income Fund	2,444	693	1,903	624
Growth-Income Fund	91,976	92,730	1,091	83,457
International Growth and Income Fund	53	—	83	—
Capital Income Builder	6,084	4,628	1,639	4,165
Asset Allocation Fund	19,643	20,115	—	18,104

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

American Funds Insurance Series	299

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2021, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $3,349,000, $28,000 and $263,000, respectively, which would represent 0.01%, less than 0.01% and less than 0.01%, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $2,000, less than $1,000 and $1,000, respectively, which is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

300	American Funds Insurance Series

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap Contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

American Funds Insurance Series	301

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	$ 16,516	$ 3,352	Not applicable	Not applicable
Capital Income Builder	Not applicable	49,368	121	$ 33,408	$ 3,143
Asset Allocation Fund	Not applicable	2,337,536	Not applicable	53,834*	164,515
Global Balanced Fund	Not applicable	41,862	25,526	18,289	2,659
The Bond Fund of America	Not applicable	4,598,971	190,802	442,745	90,199
Capital World Bond Fund	Not applicable	742,006	570,630	245,088	61,989
American High-Income Trust	Not applicable	71,113	Not applicable	Not applicable	34,157
American Funds Mortgage Fund	Not applicable	33,443	Not applicable	50,217	Not applicable
U.S. Government Securities Fund	Not applicable	2,025,976	Not applicable	1,348,044	Not applicable
Managed Risk Growth Fund	590,826	54,345	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	140,070	43,618	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	410,827	25,404	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	5,489,892	143,240	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	706,058	152,266	Not applicable	Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

302	American Funds Insurance Series

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

International Fund

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(86)	Net unrealized appreciation on forward currency contracts	$86

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$139	Unrealized depreciation[1]	$175
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	20
			$139		$195

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$95	Net unrealized depreciation on futures contracts	$(26)
Forward currency	Currency	Net realized gain on forward currency contracts	228	Net unrealized appreciation on forward currency contracts	34
			$323		$8

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$324	Unrealized depreciation[1]	$92
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2	Unrealized depreciation on open forward currency contracts	—
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,451	Unrealized depreciation[1]	—
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	14
			$1,777		$106

See end of tables for footnotes.

American Funds Insurance Series	303

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(702)	Net unrealized appreciation on futures contracts	$282
Forward currency	Currency	Net realized loss on forward currency contracts	(20)	Net unrealized appreciation on forward currency contracts	24
Swap	Interest	Net realized gain on swap contracts	331	Net unrealized appreciation on swap contracts	882
Swap	Credit	Net realized gain on swap contracts	334	Net unrealized depreciation on swap contracts	(166)
			$(57)		$1,022

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$970	Unrealized depreciation[1]	$15,206
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	48
			$970		$15,254

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(990)	Net unrealized depreciation on futures contracts	$(13,464)
Swap	Interest	Net realized gain on swap contracts	1,750	Net unrealized depreciation on swap contracts	(796)
Swap	Credit	Net realized loss on swap contracts	(2,014)	Net unrealized depreciation on swap contracts	(48)
			$(1,254)		$(14,308)

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$129	Unrealized depreciation[1]	$48
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	57	Unrealized depreciation on open forward currency contracts	246
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	61	Unrealized depreciation[1]	298
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	2
			$247		$594

See end of tables for footnotes.

304	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$166	Net unrealized appreciation on futures contracts	$78
Forward currency	Currency	Net realized loss on forward currency contracts	(627)	Net unrealized depreciation on forward currency contracts	(187)
Swap	Interest	Net realized gain on swap contracts	98	Net unrealized depreciation on swap contracts	(258)
Swap	Credit	Net realized loss on swap contracts	(29)	Net unrealized depreciation on swap contracts	(2)
			$(392)		$(369)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$13,747	Unrealized depreciation[1]	$13,724
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	256	Unrealized depreciation on open forward currency contracts	611
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	317	Unrealized depreciation[1]	11,302
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	74	Unrealized depreciation[1]	—
			$14,394		$25,637

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$29,652	Net unrealized depreciation on futures contracts	$(6,784)
Forward currency	Currency	Net realized gain on forward currency contracts	8,119	Net unrealized appreciation on forward currency contracts	2,252
Swap	Interest	Net realized loss on swap contracts	(18,971)	Net unrealized appreciation on swap contracts	14,076
Swap	Credit	Net realized loss on swap contracts	(165)	Net unrealized appreciation on swap contracts	74
			$18,635		$9,618

See end of tables for footnotes.

American Funds Insurance Series	305

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,817	Unrealized depreciation[1]	$1,993
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,439	Unrealized depreciation on open forward currency contracts	3,957
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,021	Unrealized depreciation[1]	4,877
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	10	Unrealized depreciation[1]	92
			$7,287		$10,919

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,188)	Net unrealized depreciation on futures contracts	$(329)
Forward currency	Currency	Net realized loss on forward currency contracts	(23,989)	Net unrealized appreciation on forward currency contracts	126
Swap	Interest	Net realized gain on swap contracts	1,239	Net unrealized depreciation on swap contracts	(3,792)
Swap	Credit	Net realized loss on swap	(1,496)	Net unrealized appreciation on	585
		contracts		swap contracts
			$(25,434)		$(3,410)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$211
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	10	Unrealized depreciation[1]	4
			$10		$215

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$818	Net unrealized depreciation on futures contracts	$(192)
Swap	Credit	Net realized loss on swap contracts	(2,330)	Net unrealized appreciation on swap contracts	728
			$(1,512)		$536

See end of tables for footnotes.

306	American Funds Insurance Series

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$113	Unrealized depreciation[1]	$109
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	2,375	Unrealized depreciation[1]	—
			$2,488		$109

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$638	Net unrealized depreciation on futures contracts	$(29)
Swap	Interest	Net realized gain on swap contracts	242	Net unrealized appreciation on swap contracts	1,161
			$880		$1,132

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$4,310	Unrealized depreciation[1]	$3,701
Swap (centrally	Interest	Unrealized appreciation[1]	23,753	Unrealized depreciation[1]	7,660
cleared)
			$28,063		$11,361

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures	$(2,118)	Net unrealized appreciation on	$649
		contracts		futures contracts
Swap	Interest	Net realized gain on swap	26,182	Net unrealized depreciation on	(11,387)
		contracts		swap contracts
			$24,064		$(10,738)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from	$2,602	Investment securities from	$—
		unaffiliated issuers[3]		unaffiliated issuers[3]
Futures	Currency	Unrealized appreciation[1]	4	Unrealized depreciation[1]	28
Futures	Equity	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,216
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	99
			$2,606		$1,343

See end of tables for footnotes.

American Funds Insurance Series	307

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(2,843)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,410)
Futures	Currency	Net realized gain on futures contracts	33	Net unrealized depreciation on futures contracts	(24)
Futures	Equity	Net realized loss on futures contracts	(16,517)	Net unrealized depreciation on futures contracts	(1,216)
Futures	Interest	Net realized loss on futures contracts	(1,636)	Net unrealized depreciation on futures contracts	(168)
			$(20,963)		$(2,818)

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$590	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[1]	68	Unrealized depreciation[1]	381
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	70
			$658		$451

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(634)	Net unrealized depreciation on investments in unaffiliated issuers	$(557)
Futures	Currency	Net realized gain on futures contracts	130	Net unrealized depreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(2,276)	Net unrealized depreciation on futures contracts	(313)
Futures	Interest	Net realized loss on futures contracts	(430)	Net unrealized depreciation on futures contracts	(91)
			$(3,210)		$(961)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$1,778	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	5
Futures	Equity	Unrealized appreciation[1]	—	Unrealized depreciation[1]	70
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	28
			$1,778		$103

See end of tables for footnotes.

308	American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,894)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,031)
Futures	Currency	Net realized loss on futures contracts	(28)	Net unrealized depreciation on futures contracts	(5)
Futures	Equity	Net realized loss on futures contracts	(10,071)	Net unrealized depreciation on futures contracts	(70)
Futures	Interest	Net realized loss on futures contracts	(1,210)	Net unrealized depreciation on futures contracts	(66)
			$(13,203)		$(1,172)

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$14,711	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	9
Futures	Equity	Unrealized appreciation[1]	—	Unrealized depreciation[1]	618
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	61
			$14,711		$688

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(82,892)	Net unrealized appreciation on investments in unaffiliated issuers	$13,665
Futures	Currency	Net realized gain on futures contracts	46	Net unrealized depreciation on futures contracts	(9)
Futures	Equity	Net realized gain on futures contracts	4,310	Net unrealized depreciation on futures contracts	(3,255)
Futures	Interest	Net realized loss on futures contracts	(5,158)	Net unrealized depreciation on futures contracts	(402)
			$(83,694)		$9,999

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$3,532	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	1	Unrealized depreciation[1]	10
Futures	Equity	Unrealized appreciation[1]	—	Unrealized depreciation[1]	125
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	107
			$3,533		$242

See end of tables for footnotes.

American Funds Insurance Series	309

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,106)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,900)
Futures	Currency	Net realized gain on futures contracts	159	Net unrealized depreciation on futures contracts	(9)
Futures	Equity	Net realized loss on futures contracts	(25,320)	Net unrealized depreciation on futures contracts	(125)
Futures	Interest	Net realized loss on futures contracts	(4,405)	Net unrealized depreciation on futures contracts	(465)
			$(36,672)		$(2,499)

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in the fund’s investment portfolio.

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

310	American Funds Insurance Series

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2021, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Morgan Stanley	$20	$—	$—	$—	$20

Capital Income Builder

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
JPMorgan Chase	$2	$—	$—	$—	$2

Global Balanced Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$1	$—	$—	$—	$1
Citibank	12	(12)	—	—	—
Goldman Sachs	21	(21)	—	—	—
HSBC Bank	3	(3)	—	—	—
Morgan Stanley	12	(12)	—	—	—
Standard Chartered Bank	8	(8)	—	—	—
Total	$57	$(56)	$—	$—	$1
Liabilities:
Bank of America	$4	$—	$—	$—	$4
Bank of New York Mellon	34	—	—	—	34
Citibank	59	(12)	—	—	47
Goldman Sachs	61	(21)	—	—	40
HSBC Bank	33	(3)	—	—	30
JPMorgan Chase	14	—	—	—	14
Morgan Stanley	18	(12)	—	—	6
Standard Chartered Bank	13	(8)	—	—	5
UBS AG	10	—	—	—	10
Total	$246	$(56)	$—	$—	$190

See end of tables for footnote.

American Funds Insurance Series	311

The Bond Fund of America

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$86	$—	$—	$—	$86
Citibank	162	(88)	—	—	74
Morgan Stanley	8	(8)	—	—	—
Total	$256	$(96)	$—	$—	$160
Liabilities:
Citibank	$88	$(88)	$—	$—	$—
JPMorgan Chase	284	—	—	—	284
Morgan Stanley	163	(8)	—	—	155
UBS AG	76	—	(25)	—	51
Total	$611	$(96)	$(25)	$—	$490

Capital World Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$94	$(40)	$—	$—	$54
Barclays Bank PLC	20	—	—	—	20
BNP Paribas	5	(5)	—	—	—
Citibank	3,068	(1,275)	—	(1,781)	12
Goldman Sachs	479	(347)	—	—	132
HSBC Bank	38	(5)	—	—	33
JPMorgan Chase	666	(545)	—	(50)	71
Morgan Stanley	66	(66)	—	—	—
UBS AG	3	(3)	—	—	—
Total	$4,439	$(2,286)	$—	$(1,831)	$322
Liabilities:
Bank of America	$40	$(40)	$—	$—	$—
Bank of New York Mellon	190	—	—	—	190
BNP Paribas	40	(5)	—	—	35
Citibank	1,275	(1,275)	—	—	—
Goldman Sachs	347	(347)	—	—	—
HSBC Bank	5	(5)	—	—	—
JPMorgan Chase	545	(545)	—	—	—
Morgan Stanley	1,052	(66)	(952)	—	34
Standard Chartered Bank	322	—	—	—	322
UBS AG	141	(3)	—	—	138
Total	$3,957	$(2,286)	$(952)	$—	$719

*	Collateral is shown on a settlement basis.

312	American Funds Insurance Series

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2021, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Interest
Global Growth Fund	$11,398	$3,241
Global Small Capitalization Fund	145	—
Growth Fund	394	76
International Fund	22,708	5,821
New World Fund	1,778	454
Capital World Growth and Income Fund	5,436	1,535
Growth-Income Fund	9,219	1,714
International Growth and Income Fund	2,557	332
Asset Allocation Fund	1,935	285

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

American Funds Insurance Series	313

Additional tax basis disclosures for each fund as of December 31, 2021, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$35,090	$155,910	$575,141	$91,536	$79,588	$436,702
Undistributed long-term capital gains	815,909	935,195	4,457,096	955,085	247,561	1,827,154
Capital loss carryforward utilized	—	—	—	136,440	—	63,496
Gross unrealized appreciation on investments	5,085,913	1,808,660	24,730,869	2,617,683	1,605,994	3,055,222
Gross unrealized depreciation on investments	(270,913)	(162,301)	(626,372)	(400,787)	(126,281)	(147,888)
Net unrealized appreciation on investments	4,815,000	1,646,359	24,104,497	2,216,896	1,479,713	2,907,334
Cost of investments	4,783,148	3,006,995	21,375,237	7,290,510	2,995,213	8,579,588
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	(3)

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$66,586	$578,031	$753	$7,363	$333,342	$282
Late year ordinary loss deferral*	—	—	—	—	—	(110)
Undistributed long-term capital gains	354,484	2,984,322	145,163	—	2,509,013	1,947
Capital loss carryforward†	—	—	—	(20,560)	—	—
Capital loss carryforward utilized	—	—	76,870	42,385	—	—
Gross unrealized appreciation on investments	673,004	19,796,736	48,613	245,885	10,046,493	124,598
Gross unrealized depreciation on investments	(67,109)	(418,359)	(5,435)	(10,783)	(345,123)	(6,843)
Net unrealized appreciation on investments	605,895	19,378,377	43,178	235,102	9,701,370	117,755
Cost of investments	1,772,951	23,686,503	331,959	925,824	21,852,966	349,627
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(113)	2	156,806	(1)	(2)	(1)

See end of tables for footnote.

314	American Funds Insurance Series

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$95,270	$4,353	$9,517	$499	$—	$7,641
Undistributed long-term capital gains	97,219	26,459	—	—	—	—
Capital loss carryforward†	—	—	(247,812)	(496)	(1)	(14,302)
Gross unrealized appreciation on investments	363,416	62,753	60,485	4,831	6	57,102
Gross unrealized depreciation on investments	(111,177)	(62,330)	(31,726)	(1,732)	(4)	(23,294)
Net unrealized appreciation on investments	252,239	423	28,759	3,099	2	33,808
Cost of investments	13,856,209	2,105,009	1,009,428	435,288	325,639	2,163,861
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	—	(1)	—	(1,885)	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$1,846	$3,367	$3,923	$23,113	$34,460
Undistributed long-term capital gains	83,454	—	—	50,937	87,163
Capital loss carryforward†	—	(12,234)	(23,718)	—	—
Capital loss carryforward utilized	—	—	—	—	31,551
Gross unrealized appreciation on investments	142,849	26,107	105,174	664,064	578,194
Gross unrealized depreciation on investments	(6,293)	(10,794)	(35,295)	(60,340)	(19,230)
Net unrealized appreciation on investments	136,556	15,313	69,879	603,724	558,964
Cost of investments	455,132	143,847	302,956	2,059,041	2,259,764

*	This deferral is considered incurred in the subsequent year.
†	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$23,870	$193,074	$216,944	$16,383	$73,033	$89,416
Class 1A	55	645	700	29	205	234
Class 2	15,210	221,402	236,612	13,463	109,286	122,749
Class 4	1,339	30,748	32,087	653	11,537	12,190
Total	$40,474	$445,869	$486,343	$30,528	$194,061	$224,589

American Funds Insurance Series	315

Global Small Capitalization Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$55,655	$55,655	$5,414	$120,074	$125,488
Class 1A	—	39	39	2	42	44
Class 2	—	60,246	60,246	5,373	140,495	145,868
Class 4	—	7,215	7,215	408	12,682	13,090
Total	$—	$123,155	$123,155	$11,197	$273,293	$284,490

Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$181,380	$2,073,422	$2,254,802	$68,600	$285,315	$353,915
Class 1A	701	9,031	9,732	141	547	688
Class 2	167,439	2,610,409	2,777,848	53,722	404,657	458,379
Class 3	2,435	35,107	37,542	860	5,433	6,293
Class 4	17,483	340,551	358,034	3,629	42,241	45,870
Total	$369,438	$5,068,520	$5,437,958	$126,952	$738,193	$865,145

International Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$131,730	$—	$131,730	$44,223	$—	$44,223
Class 1A	281	—	281	56	—	56
Class 2	105,815	—	105,815	25,688	—	25,688
Class 3	545	—	545	157	—	157
Class 4	10,725	—	10,725	1,591	—	1,591
Total	$249,096	$—	$249,096	$71,715	$—	$71,715

New World Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$26,785	$78,257	$105,042	$16,847	$8,752	$25,599
Class 1A	77	273	350	48	26	74
Class 2	9,450	36,498	45,948	6,570	4,233	10,803
Class 4	5,794	28,566	34,360	4,454	3,019	7,473
Total	$42,106	$143,594	$185,700	$27,919	$16,030	$43,949

316	American Funds Insurance Series

Washington Mutual Investors Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$104,666	$—	$104,666	$100,756	$61,517	$162,273
Class 1A	2,211	—	2,211	350	134	484
Class 2	46,652	—	46,652	48,936	34,662	83,598
Class 4	12,620	—	12,620	10,866	7,992	18,858
Total	$166,149	$—	$166,149	$160,908	$104,305	$265,213

Capital World Growth and Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$14,543	$16,997	$31,540	$8,987	$15,679	$24,666
Class 1A	99	67	166	28	53	81
Class 2	20,948	29,988	50,936	15,537	32,112	47,649
Class 4	3,094	4,436	7,530	1,576	3,612	5,188
Total	$38,684	$51,488	$90,172	$26,128	$51,456	$77,584

Growth-Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$328,564	$239,575	$568,139	$381,174	$482,142	$863,316
Class 1A	308	185	493	211	265	476
Class 2	164,258	145,765	310,023	207,651	305,445	513,096
Class 3	1,864	1,578	3,442	2,378	3,413	5,791
Class 4	16,599	16,418	33,017	17,727	29,072	46,799
Total	$511,593	$403,521	$915,114	$609,141	$820,337	$1,429,478

International Growth and Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$4,585	$—	$4,585	$17,264	$—	$17,264
Class 1A	140	—	140	38	—	38
Class 2	6,218	—	6,218	2,910	—	2,910
Class 4	3,589	—	3,589	1,255	—	1,255
Total	$14,532	$—	$14,532	$21,467	$—	$21,467

Capital Income Builder

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16,222	$—	$16,222	$17,286	$—	$17,286
Class 1A	218	—	218	161	—	161
Class 2	315	—	315	181	—	181
Class 4	13,009	—	13,009	11,369	—	11,369
Total	$29,764	$—	$29,764	$28,997	$—	$28,997

American Funds Insurance Series	317

Asset Allocation Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$424,814	$579,353	$1,004,167	$333,238	$79,610	$412,848
Class 1A	423	457	880	213	51	264
Class 2	108,045	154,751	262,796	80,906	22,747	103,653
Class 3	717	976	1,693	520	141	661
Class 4	107,752	164,028	271,780	67,789	21,221	89,010
Total	$641,751	$899,565	$1,541,316	$482,666	$123,770	$606,436

Global Balanced Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,680	$6,058	$7,738	$1,746	$5,085	$6,831
Class 1A	45	189	234	29	99	128
Class 2	2,431	10,638	13,069	2,128	7,631	9,759
Class 4	1,305	6,901	8,206	844	3,811	4,655
Total	$5,461	$23,786	$29,247	$4,747	$16,626	$21,373

The Bond Fund of America

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$301,454	$133,858	$435,312	$185,412	$25,238	$210,650
Class 1A	408	193	601	224	31	255
Class 2	138,464	69,578	208,042	96,166	14,478	110,644
Class 4	28,710	14,777	43,487	15,659	2,303	17,962
Total	$469,036	$218,406	$687,442	$297,461	$42,050	$339,511

Capital World Bond Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$34,401	$10,279	$44,680	$30,575	$4,335	$34,910
Class 1A	34	7	41	16	3	19
Class 2	33,715	10,855	44,570	24,602	3,871	28,473
Class 4	1,845	612	2,457	1,252	206	1,458
Total	$69,995	$21,753	$91,748	$56,445	$8,415	$64,860

318	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,054	$—	$11,054	$10,071	$—	$10,071
Class 1A	59	—	59	78	—	78
Class 2	28,636	—	28,636	54,086	—	54,086
Class 3	429	—	429	799	—	799
Class 4	3,238	—	3,238	4,806	—	4,806
Total	$43,416	$—	$43,416	$69,840	$—	$69,840

American Funds Mortgage Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$6,294	$3,087	$9,381	$3,288	$263	$3,551
Class 1A	39	18	57	13	1	14
Class 2	1,448	784	2,232	722	75	797
Class 4	936	551	1,487	406	52	458
Total	$8,717	$4,440	$13,157	$4,429	$391	$4,820

Ultra-Short Bond Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$104		$—	$104
Class 1A	—	—	—	—	*	—	—	*
Class 2	—	—	—	558		—	558
Class 3	—	—	—	8		—	8
Class 4	—	—	—	67		—	67
Total	$—	$—	$—	$737		$—	$737

U.S. Government Securities Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$30,987	$9,355	$40,342	$12,901	$3,231	$16,132
Class 1A	389	129	518	107	29	136
Class 2	108,143	36,124	144,267	40,852	11,067	51,919
Class 3	714	234	948	318	89	407
Class 4	17,596	6,057	23,653	7,195	1,992	9,187
Total	$157,829	$51,899	$209,728	$61,373	$16,408	$77,781

See end of tables for footnote.

American Funds Insurance Series	319

Managed Risk Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$106	$409	$515	$64	$374	$438
Class P2	3,159	23,710	26,869	3,441	21,395	24,836
Total	$3,265	$24,119	$27,384	$3,505	$21,769	$25,274

Managed Risk International Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$14	$—	$14	$21	$10	$31
Class P2	917	—	917	1,913	1,303	3,216
Total	$931	$—	$931	$1,934	$1,313	$3,247

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$40	$—	$40	$29	$37	$66
Class P2	5,979	—	5,979	6,006	10,828	16,834
Total	$6,019	$—	$6,019	$6,035	$10,865	$16,900

Managed Risk Growth-Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$30,716	$29,380	$60,096	$37,519	$103,175	$140,694
Class P2	3,713	4,359	8,072	4,874	15,199	20,073
Total	$34,429	$33,739	$68,168	$42,393	$118,374	$160,767

Managed Risk Asset Allocation Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$114	$—	$114	$58	$146	$204
Class P2	38,113	—	38,113	40,641	105,833	146,474
Total	$38,227	$—	$38,227	$40,699	$105,979	$146,678

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

320	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2021, CRMC waived $28,000 in fees for Global Growth Fund in advance of the investment advisory and service agreement effective May 1, 2021. In addition, CRMC waived $15,000 in fees for Growth Fund in advance of the next investment advisory and service agreement that will become effective on May 1, 2022.

At the beginning of the year, CRMC waived a portion of its investment advisory services fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. Effective May 1, 2021, CRMC revised the waiver rates to 0.25% and 0.21% of the daily net assets of Capital Income Builder and American Funds Mortgage Fund, respectively. The waiver rates for New World Fund and Capital World Bond Fund were not changed.

Effective May 1, 2021, CRMC began to waive a portion of its investment advisory services fees at the rates of 0.16%, 0.23%, 0.19%, 0.19% and 0.16% of the daily net assets of Washington Mutual Investors Fund, Capital World Growth and Income Fund, The Bond Fund of America, American High-Income Trust and U.S. Government Securities Fund, respectively. Effective December 1, 2021, CRMC began to waive a portion of its investment advisory services fees at the rate of 0.14% of the daily net assets of International Growth and Income Fund. During the year ended December 31, 2021, CRMC also waived a portion of its investment advisory services fees at the rate of 0.05% of the daily net assets of each of the managed risk funds.

The waiver rates for each fund, except Global Growth Fund and Growth Fund, will be in effect through at least May 1, 2022, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2021, total investment advisory services fees waived by CRMC were $52,101,000. CRMC does not intend to recoup these waivers. Investment advisory services fees in each fund’s statement of operations are presented gross of the waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2021, before waiver	2021, after waiver
Global Growth Fund	.690%	.445%	$.6	$8.0	.497%	.497%
Global Small Capitalization Fund	.800	.635	.6	5.0	.686	.686
Growth Fund	.500	.280	.6	34.0	.307	.307
International Fund	.690	.430	.5	21.0	.491	.491
New World Fund	.850	.580	.5	4.0	.678	.498
Washington Mutual Investors Fund	.500	.350	.6	10.5	.385	.276
Capital World Growth and Income Fund	.690	.480	.6	3.0	.583	.426
Growth-Income Fund	.500	.219	.6	34.0	.249	.249
International Growth and Income Fund	.690	.500	.5	1.5	.610	.606
Capital Income Builder	.500	.410	.6	1.0	.473	.220
Asset Allocation Fund	.500	.240	.6	21.0	.261	.261
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
The Bond Fund of America	.480	.320	.6	13.0	.357	.225
Capital World Bond Fund	.570	.450	1.0	3.0	.532	.432
American High-Income Trust	.500	.420	.6	2.0	.484	.350
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.220
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government Securities Fund	.420	.290	.6	3.0	.355	.249
Managed Risk Growth Fund	.150		all		.150	.099
Managed Risk International Fund	.150		all		.150	.099
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.099
Managed Risk Growth-Income Fund	.150		all		.150	.099
Managed Risk Asset Allocation Fund	.150		all		.150	.099

American Funds Insurance Series	321

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

322	American Funds Insurance Series

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,173
Class 1A	$—	$36	4
Class 2	11,400	Not applicable	1,368
Class 4	1,610	1,610	193
Total class-specific expenses	$13,010	$1,646	$2,738

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$684
Class 1A	$—	$7	1
Class 2	6,675	Not applicable	801
Class 4	806	806	97
Total class-specific expenses	$7,481	$813	$1,583

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$5,245
Class 1A	$—	$221	27
Class 2	53,611	Not applicable	6,433
Class 3	530	Not applicable	88
Class 4	6,996	6,996	840
Total class-specific expenses	$61,137	$7,217	$12,633

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,572
Class 1A	$—	$26	3
Class 2	10,993	Not applicable	1,319
Class 3	42	Not applicable	7
Class 4	1,119	1,119	134
Total class-specific expenses	$12,154	$1,145	$3,035

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$732
Class 1A	$—	$37	4
Class 2	2,805	Not applicable	337
Class 4	2,195	2,195	263
Total class-specific expenses	$5,000	$2,232	$1,336

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,816
Class 1A	$—	$241	29
Class 2	8,210	Not applicable	985
Class 4	2,369	2,369	284
Total class-specific expenses	$10,579	$2,610	$3,114

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$223
Class 1A	$—	$11	1
Class 2	3,387	Not applicable	407
Class 4	496	496	60
Total class-specific expenses	$3,883	$507	$691

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$7,308
Class 1A	$—	$57	7
Class 2	37,130	Not applicable	4,456
Class 3	293	Not applicable	49
Class 4	4,194	4,194	503
Total class-specific expenses	$41,617	$4,251	$12,323

American Funds Insurance Series	323

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$293
Class 1A	$—	$10	1
Class 2	546	Not applicable	66
Class 4	305	305	37
Total class-specific expenses	$851	$315	$397

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$172
Class 1A	$—	$19	2
Class 2	26	Not applicable	3
Class 4	1,289	1,289	155
Total class-specific expenses	$1,315	$1,308	$332

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,070
Class 1A	$—	$45	5
Class 2	13,568	Not applicable	1,628
Class 3	63	Not applicable	11
Class 4	14,435	14,435	1,732
Total class-specific expenses	$28,066	$14,480	$9,446

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$36
Class 1A	$—	$9	1
Class 2	524	Not applicable	63
Class 4	306	306	37
Total class-specific expenses	$830	$315	$137

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,361
Class 1A	$—	$27	4
Class 2	9,525	Not applicable	1,143
Class 4	2,027	2,027	243
Total class-specific expenses	$11,552	$2,054	$3,751

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$327
Class 1A	$—	$2	—	*
Class 2	2,632	Not applicable	316
Class 4	155	155	19
Total class-specific expenses	$2,787	$157	$662

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$61
Class 1A	$—	$3	1
Class 2	1,698	Not applicable	204
Class 3	19	Not applicable	3
Class 4	218	218	26
Total class-specific expenses	$1,935	$221	$295

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$69
Class 1A	$—	$4	—	*
Class 2	146	Not applicable	18
Class 4	102	102	12
Total class-specific expenses	$248	$106	$99

See end of tables for footnote.

324	American Funds Insurance Series

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$12
Class 1A	$—	$—	—	*
Class 2	665	Not applicable	80
Class 3	8	Not applicable	1
Class 4	108	108	13
Total class-specific expenses	$781	$108	$106

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$122
Class 1A	$—	$11	1
Class 2	3,577	Not applicable	429
Class 3	18	Not applicable	3
Class 4	613	613	74
Total class-specific expenses	$4,208	$624	$629

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$28
Class P2	$1,448	1,448
Total class-specific expenses	$1,448	$1,476

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$413	413
Total class-specific expenses	$413	$417

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$907	907
Total class-specific expenses	$907	$911

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$5,642
Class P2	$829	829
Total class-specific expenses	$829	$6,471

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$15
Class P2	$7,054	7,054
Total class-specific expenses	$7,054	$7,069

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2021, total fees and expenses reimbursed by CRMC were $55,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

American Funds Insurance Series	325

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$21	$16		$37
Global Small Capitalization Fund	13	10		23
Growth Fund	99	72		171
International Fund	25	19		44
New World Fund	11	8		19
Washington Mutual Investors Fund	24	18		42
Capital World Growth and Income Fund	6	4		10
Growth-Income Fund	97	72		169
International Growth and Income Fund	3	3		6
Capital Income Builder	3	2		5
Asset Allocation Fund	75	55		130
Global Balanced Fund	1	1		2
The Bond Fund of America	29	21		50
Capital World Bond Fund	6	4		10
American High-Income Trust	2	2		4
American Funds Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	1		2
U.S. Government Securities Fund	5	4		9
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Washington Mutual Investors Fund	1	1		2
Managed Risk Growth-Income Fund	5	5		10
Managed Risk Asset Allocation Fund	7	5		12

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

326	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2021 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$67,688	$88,387	$28,015
Global Small Capitalization Fund	18,836	337,580	129,186
Growth Fund	298,201	240,867	42,811
International Fund	521,624	197,872	34,444
New World Fund	31,819	38,822	3,304
Washington Mutual Investors Fund	944,889	941,271	178,528
Capital World Growth and Income Fund	332,329	191,108	37,528
Growth-Income Fund	314,184	826,544	176,648
International Growth and Income Fund	17,486	304,447	104,029
Capital Income Builder	16,216	49,627	3,282
Asset Allocation Fund	492,325	2,107,286	174,824
Global Balanced Fund	266	377	273
The Bond Fund of America	66,389	52,591	2,838
Capital World Bond Fund	291	13,247	2,044
American High-Income Trust	14,013	10,560	(924)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2021.

American Funds Insurance Series	327

10. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Year ended December 31, 2020

Class 1	$402,110	11,550	$89,416	2,661	$(365,952)	(11,056)	$125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265
Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Year ended December 31, 2020

Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582
Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

See end of tables for footnotes.

328	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

Year ended December 31, 2020

Class 1	$2,322,779	26,334	$353,232	3,917	$(2,999,100)	(33,591)	$(323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966
Total net increase (decrease)	$3,119,764	35,238	$864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Year ended December 31, 2020

Class 1	$535,603	30,721	$44,223	2,049	$(963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2	(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204	(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7	(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76	(62,187)	(3,226)	(8,363)	(269)
Total net increase (decrease)	$862,172	49,186	$71,715	3,338	$(1,697,651)	(87,378)	$(763,764)	(34,854)

See end of tables for footnotes.

American Funds Insurance Series	329

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Year ended December 31, 2020

Class 1	$80,299	3,402	$25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656
Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Year ended December 31, 2020

Class 1	$474,186	41,847	$161,061	11,902	$(825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342
Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Year ended December 31, 2020

Class 1	$274,643	21,210	$23,674	1,607	$(306,092)	(22,650)	$(7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894
Total net increase (decrease)	$350,284	26,865	$76,591	5,233	$(501,460)	(35,962)	$(74,585)	(3,864)

See end of tables for footnotes.

330	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

Year ended December 31, 2020

Class 1	$1,892,111	42,172	$862,018	17,198	$(2,883,447)	(61,087)	$(129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494
Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$(799,726)	(15,360)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Year ended December 31, 2020

Class 1	$78,373	5,478	$17,128	948	$(179,914)	(10,267)	$(84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375
Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

See end of tables for footnotes.

American Funds Insurance Series	331

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Year ended December 31, 2020

Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163
Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$80,728	7,806

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Year ended December 31, 2020

Class 1	$1,817,230	79,909	$412,849	16,378	$(2,437,918)	(107,604)	$(207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053
Total net increase (decrease)	$2,342,009	102,279	$606,436	24,189	$(3,367,240)	(147,357)	$(418,795)	(20,889)

See end of tables for footnotes.

332	American Funds Insurance Series

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

Year ended December 31, 2020

Class 1	$29,379	2,319	$6,831	491	$(35,963)	(2,860)	$247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453
Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$(1,808)	(263)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Year ended December 31, 2020

Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$(26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420
Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$213,249	15,147

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Year ended December 31, 2020

Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703
Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$70,361	5,106

See end of tables for footnotes.

American Funds Insurance Series	333

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

Year ended December 31, 2020

Class 1	$18,985	2,117	$9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533
Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Year ended December 31, 2020

Class 1	$68,523	6,189	$3,551	321	$(68,907)	(6,295)	$3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734
Total net increase (decrease)	$101,339	9,200	$4,820	436	$(95,749)	(8,745)	$10,410	891

See end of tables for footnotes.

334	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$16,242	1,439	$—		—		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—		—		—	—	—	—
Class 2	86,233	7,864	—		—		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—		—		(915)	(83)	338	30
Class 4	35,704	3,232	—		—		(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—		—		$(180,633)	(16,394)	$(41,201)	(3,746)

Year ended December 31, 2020

Class 1	$32,173	2,840	$104		9		$(17,960)	(1,586)	$14,317	1,263
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634
Total net increase (decrease)	$248,534	22,427	$737		66		$(157,243)	(14,200)	$92,028	8,293

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963	3,337	$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518	44	(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267	12,514	(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948	81	(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653	2,055	(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349	18,031	$(368,879)	(30,183)	$236,927	20,604

Year ended December 31, 2020

Class 1	$194,142	14,793	$15,787	1,214	$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136	11	(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919	4,038	(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407	31	(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187	715	(169,936)	(13,051)	140,786	10,963
Total net increase (decrease)	$713,174	54,953	$77,436	6,009	$(1,725,307)	(130,240)	$(934,697)	(69,278)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class P1	$3,593	199	$515	30	$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869	1,558	(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384	1,588	$(81,930)	(4,577)	$(11,898)	(588)

Year ended December 31, 2020

Class P1	$3,987	282	$438	32	$(1,595)	(110)	$2,830	204
Class P2	54,142	3,714	24,836	1,828	(71,110)	(4,841)	7,868	701
Total net increase (decrease)	$58,129	3,996	$25,274	1,860	$(72,705)	(4,951)	$10,698	905

See end of tables for footnotes.

American Funds Insurance Series	335

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Year ended December 31, 2020

Class P1	$1,063	104	$31	3	$(311)	(30)	$783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164
Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$1,198	241

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Year ended December 31, 2020

Class P1	$947	85	$66	7	$(241)	(23)	$772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107
Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$11,085	1,176

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Year ended December 31, 2020

Class P1	$92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938
Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

See end of tables for footnotes.

336	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

Year ended December 31, 2020

Class P1	$3,275	256	$204	16	$(622)	(45)	$2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)
Total net increase (decrease)	$77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$(57,436)	(3,765)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2021, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 20% and 16% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series -Capital World Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 26% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2021 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$1,587,009	$1,452,819	$10,247,271	$4,214,342	$1,858,677	$8,962,433
Sales of investment securities*	1,668,572	2,886,282	11,870,775	5,688,226	1,777,055	9,576,883
Non-U.S. taxes paid on dividend income	2,058	2,351	8,054	11,433	3,517	1,458
Non-U.S. taxes paid on interest income	—	—	—	9	52	—
Non-U.S. taxes paid (refunded) on realized gains	588	6,228	—	15,511	3,353	—
Non-U.S. taxes provided on unrealized appreciation	7,100	20,035	—	32,918	14,493	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$1,869,564	$9,600,767	$483,259	$816,295	$34,921,384	$138,405
Sales of investment securities*	1,932,434	13,672,341	1,580,251	884,488	37,362,054	162,557
Non-U.S. taxes paid on dividend income	2,980	9,656	2,196	1,594	9,130	314
Non-U.S. taxes paid on interest income	—	—	—	—	—	10
Non-U.S. taxes paid (refunded) on realized gains	2,560	(4)	1,766	112	1,639	4
Non-U.S. taxes provided on unrealized appreciation	696	—	130	299	3,762	—

See end of tables for footnotes.

American Funds Insurance Series	337

	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$46,432,818		$1,495,705	$694,551	$2,415,925	$—	$4,831,338
Sales of investment securities*	47,502,780		1,725,555	527,096	2,445,297	—	5,410,660
Non-U.S. taxes paid on interest income	55		264	10	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	—	†	167	—	—	—	—

	Managed Risk Growth Fund		Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$181,239		$37,781	$55,074	$315,748	$138,416
Sales of investment securities*	184,059		39,781	106,525	473,669	357,415

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

338	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2021	$41.16	$.25	$6.48	$6.73	$(.26)	$(2.17)	$(2.43)	$45.46	16.72%	$4,270	.55%		.54%		.56%
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56		.56		.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010	.55		.55		.94
Class 1A:
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80		.79		.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80		.80		.77
12/31/2017[4,5]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [6]	2	.80	[7]	.80	[7]	.39	[7]
Class 2:
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80		.80		.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012	.80		.80		.69
Class 4:
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05		1.04		.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211	1.05		1.05		.37

See end of tables for footnotes.

American Funds Insurance Series	339

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net (loss) income to average net assets
Global Small Capitalization Fund
Class 1:
12/31/2021	$32.64	$(.02)	$2.32	$2.30	$—	$(.77)	$(.77)	$34.17	6.98%	$1,707		.74%		(.07)%
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75		(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
Class 1A:
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99		(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[8]	.98		.21
12/31/2017[4,5]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [6]	—	[8]	.96	[7]	.35 [7]
Class 2:
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99		(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
Class 4:
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24		(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [9]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [9]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [10]

See end of tables for footnotes.

340	American Funds Insurance Series

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2021	$120.22	$.46	$24.29	$24.75	$(.58)	$(16.81)	$(17.39)	$127.58	22.30%	$19,783	.34%		.37%
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35		.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
Class 1A:
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59		.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[4,5]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [6]	3	.59	[7]	.47 [7]
Class 2:
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59		.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
Class 3:
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52		.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
Class 4:
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84		(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25

See end of tables for footnotes.

American Funds Insurance Series	341

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
International Fund
Class 1:
12/31/2021	$23.64	$.38	$(.67)	$(.29)	$(.65)	$—	$(.65)	$22.70	(1.23)%	$4,747	.55%		1.57%
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
Class 1A:
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80		1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[4,5]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [6]	2	.77	[7]	.43	[7]
Class 2:
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80		1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
Class 3:
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73		1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
Class 4:
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05		1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55

See end of tables for footnotes.

342	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2021	$31.59	$.29	$1.38	$1.67	$(.36)	$(1.07)	$(1.43)	$31.83	5.16%	$2,443	.74%		.56%		.88%
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76		.64		.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		.77		1.14
Class 1A:
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99		.81		.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[4,5]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [6]	1	1.00	[7]	1.00	[7]	.53	[7]
Class 2:
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99		.81		.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		1.02		.89
Class 4:
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24		1.06		.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		1.27		.61

See end of tables for footnotes.

American Funds Insurance Series	343

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2021	$14.35	$.29	$3.73	$4.02	$(.28)	$—	$(.28)	$18.09	28.12%	$6,766	.42%		.31%		1.79%
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43		.43		2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		.41		2.27
Class 1A:
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67		.53		1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		.66		1.84
12/31/2017[4,5]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [6]	1	.65	[7]	.65	[7]	2.01	[7]
Class 2:
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67		.56		1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		.66		2.02
Class 4:
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92		.81		1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		.91		1.76

See end of tables for footnotes.

344	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2021	$16.67	$.38	$2.10	$2.48	$(.33)	$(.40)	$(.73)	$18.42	15.03%	$812		.63%		.47%		2.14%
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657		.66		.66		1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		.63		2.43
Class 1A:
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7		.88		.70		2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		.88		1.74
12/31/2017[4,5]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [6]	—	[8]	.84	[7]	.84	[7]	1.20	[7]
Class 2:
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340		.88		.73		1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		.88		2.11
Class 4:
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225		1.13		.97		1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.14		1.49

See end of tables for footnotes.

American Funds Insurance Series	345

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2021	$55.38	$.79	$12.64	$13.43	$(.86)	$(.60)	$(1.46)	$67.35	24.42%	$25,507	.29%		1.28%
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29		1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
Class 1A:
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53		1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[4,5]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [6]	2	.52	[7]	1.41	[7]
Class 2:
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54		1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
Class 3:
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47		1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
Class 4:
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79		.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19

See end of tables for footnotes.

346	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2021	$19.01	$.54	$.53	$1.07	$(.46)	$—	$(.46)	$19.62	5.64%	$30	.67%		.67%		2.70%
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68		.68		1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		.66		2.75
Class 1A:
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94		.92		2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		.90		2.35
12/31/2017[4,5]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [6]	2	.91	[7]	.91	[7]	1.99	[7]
Class 2:
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93		.92		2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		.91		2.60
Class 4:
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18		1.17		2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		1.16		2.24

See end of tables for footnotes.

American Funds Insurance Series	347

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2021	$10.87	$.37	$1.28	$1.65	$(.35)	$—	$(.35)	$12.17	15.31%	$563	.53%		.27%		3.19%
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53		.35		3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254	.54		.54		3.21
Class 1A:
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78		.52		2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79		.79		2.82
12/31/2017[4,5]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [6]	1	.79	[7]	.79	[7]	2.63	[7]
Class 2:
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78		.52		2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1	.79		.79		2.82
Class 4:
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03		.77		2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338	1.04		1.04		2.72

See end of tables for footnotes.

348	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2021	$26.50	$.48	$3.54	$4.02	$(.50)	$(.94)	$(1.44)	$29.08	15.40%	$18,836	.30%		1.71%
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30		1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
Class 1A:
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55		1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[4,5]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [6]	4	.53	[7]	1.69	[7]
Class 2:
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55		1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
Class 3:
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48		1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
Class 4:
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80		1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40

See end of tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Global Balanced Fund
Class 1:
12/31/2021	$14.19	$.18	$1.37	$1.55	$(.19)	$(.82)	$(1.01)	$14.73	11.05%	$120		.73%		1.24%
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139		.72		1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
Class 1A:
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4		.98		1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[4,5]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [6]	—	[8]	.94	[7]	1.27	[7]
Class 2:
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208		.98		1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
Class 4:
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135		1.23		.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07

See end of tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2021	$11.89	$.21	$(.23)	$(.02)	$(.19)	$(.47)	$(.66)	$11.21	(.14)%	$8,555	.39%		.26%		1.84%
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40		.40		2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434	.38		.38		2.19
Class 1A:
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64		.51		1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63		.63		2.50
12/31/2017[4,5]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [6]	1	.62	[7]	.62	[7]	2.01	[7]
Class 2:
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64		.52		1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966	.63		.63		1.94
Class 4:
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89		.76		1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297	.88		.88		1.72

See end of tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2021	$12.94	$.25	$(.85)	$(.60)	$(.24)	$(.31)	$(.55)	$11.79	(4.73)%	$988		.60%		.50%		2.06%
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219		.59		.52		2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
Class 1A:
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1		.85		.75		1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[4,5]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [6]	—	[8]	.72	[7]	.72	[7]	2.27	[7]
Class 2:
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030		.85		.75		1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
Class 4:
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66		1.10		1.00		1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89

See end of tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2021	$9.80	$.51	$.34	$.85	$(.46)	$—	$(.46)	$10.19	8.74%	$278		.53%		.37%		4.95%
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123		.52		.52		6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525		.51		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		.49		5.98
Class 1A:
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1		.78		.64		4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1		.78		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		.75		6.11
12/31/2017[4,5]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [6]	—	[8]	.72	[7]	.72	[7]	5.74	[7]
Class 2:
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673		.78		.65		4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665		.78		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		.74		5.72
Class 3:
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10		.71		.58		4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10		.71		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		.67		5.79
Class 4:
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90		1.03		.89		4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69		1.03		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		.99		5.46

See end of tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2021	$11.11	$.06	$(.09)	$(.03)	$(.08)	$(.37)	$(.45)	$10.63	(.32)%	$231		.49%		.29%		.58%
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224		.48		.36		.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209		.48		.48		1.97
12/31/2017	10.56	.16	— [9]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		.47		1.52
Class 1A:
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2		.74		.54		.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1		.73		.73		1.77
12/31/2017[4,5]	10.55	.14	— [9]	.14	(.16)	(.07)	(.23)	10.46	1.31 [6]	—	[8]	.70	[7]	.70	[7]	1.38	[7]
Class 2:
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58		.74		.54		.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		.72		1.27
Class 4:
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43		.99		.79		.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37		.98		.85		.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	— [9]	(.19)	—	(.19)	10.19	.07	24		.98		.98		1.49
12/31/2017	10.48	.11	— [9]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		.97		1.03

See end of tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net (loss) income to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2021	$11.31	$(.03)	$(.01)		$(.04)	$—	$—	$—	$11.27	(.35)%	$37		.37%		(.28)%
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37		.16
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
Class 1A:
12/31/2021	11.31	(.03)	—	[9]	(.03)	—	—	—	11.28	(.27)	—	[8]	.36		(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[8]	.35		.26
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	—	[8]	.37		1.90
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	—	[8]	.35		1.60
12/31/2017[4,5]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.67 [6]	—	[8]	.34	[7]	.69 [7]
Class 2:
12/31/2021	10.99	(.06)	—	[9]	(.06)	—	—	—	10.93	(.55)	245		.62		(.53)
12/31/2020	11.01	— [9]	—	[9]	— [9]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[9]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[9]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
Class 3:
12/31/2021	11.12	(.05)	—	[9]	(.05)	—	—	—	11.07	(.45)	5		.55		(.46)
12/31/2020	11.13	— [9]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[9]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
Class 4:
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87		(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[9]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19

See end of tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2021	$13.04	$.18	$(.26)	$(.08)	$(.18)	$(1.11)	$(1.29)	$11.67	(.44)%	$522		.39%		.29%		1.50%
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429		.38		.38		1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418		.37		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445		.36		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83	1,558		.36		.36		1.68
Class 1A:
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5		.64		.53		1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4		.64		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2		.62		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1		.61		.61		1.82
12/31/2017[4,5]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [6]	—	[8]	.58	[7]	.58	[7]	1.53	[7]
Class 2:
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391		.64		.54		1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439		.64		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343		.62		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323		.61		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473		.61		.61		1.43
Class 3:
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9		.57		.47		1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10		.57		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9		.55		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9		.54		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10		.54		.54		1.50
Class 4:
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238		.89		.79		.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272		.89		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124		.87		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91		.86		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62		.86		.86		1.18

See end of tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments[11]		to average net assets after waivers/ reimburse- ments[2,11]		Net effective expense ratio[2,12,13]		Ratio of net income (loss) to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2021	$17.25	$.04	$2.16	$2.20	$(.18)	$(.74)	$(.92)	$18.53	13.08%	$13		.41%		.36%		.69%		.19%
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[14]	3		.42	[14]	.37	[14]	.71	[14]	.82	[14]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [14]	2		.42	[14]	.36	[14]	.70	[14]	.69	[14]
Class P2:
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
Managed Risk International Fund
Class P1:
12/31/2021	$11.07	$.24	$(.67)	$(.43)	$(.09)	$—	$(.09)	$10.55	(3.92)%[14]	$2		.44%[14]		.36%[14]		.87%[14]		2.12%[14]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [14]	2		.43	[14]	.35	[14]	.86	[14]	.82	[14]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [14]	1		.41	[14]	.33	[14]	.84	[14]	1.64	[14]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[14]	—	[8]	.33	[14]	.28	[14]	.77	[14]	3.02	[14]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [14]	—	[8]	.28	[14]	.20	[14]	.69	[14]	1.13	[14]
Class P2:
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2021	$11.24	$.16	$1.79	$1.95	$(.24)	$—	$(.24)	$12.95	17.46%[14]	$2		.41%[14]		.36%[14]		.77%[14]		1.33%[14]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[14]	2		.40	[14]	.35	[14]	.76	[14]	1.66	[14]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [14]	1		.38	[14]	.33	[14]	.74	[14]	2.14	[14]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[14]	—	[8]	.33	[14]	.28	[14]	.67	[14]	3.21	[14]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [14]	—	[8]	.30	[14]	.25	[14]	.64	[14]	1.59	[14]
Class P2:
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43

See end of tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[11]	to average net assets after waivers/ reimburse- ments[2,11]	Net effective expense ratio[2,12,13]	Ratio of net income (loss) to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2021	$14.01	$.14	$1.99	$2.13	$(.21)	$(.20)	$(.41)	$15.73	15.32%	$2,328	.41%	.36%	.66%	.96%
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [14]	2	.44 [14]	.37 [14]	.66 [14]	1.61 [14]
Class P2:
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70	.63	.92	1.08
Managed Risk Asset Allocation Fund
Class P1:
12/31/2021	$13.84	$.21	$1.55	$1.76	$(.27)	$—	$(.27)	$15.33	12.82%	$7	.41%	.36%	.66%	1.43%
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
Class P2:
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13

See end of tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[15,16]	2021	2020	2019	2018	2017
Capital Income Builder	60%	110%	44%	42%	59%
Asset Allocation Fund	45	49	47	34	39
Global Balanced Fund	36	68	60	30	28
The Bond Fund of America	87	72	146	98	153
Capital World Bond Fund	64	88	110	78	74
American Funds Mortgage Fund	38	123	84	60	98
U.S. Government Securities Fund	126	112	103	76	120

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions, if any[15,16]	2021	2020	2019	2018	2017
Global Growth Fund	18%	17%	14%	25%	31%
Global Small Capitalization Fund	29	38	50	43	33
Growth Fund	25	32	21	35	24
International Fund	44	40	32	29	29
New World Fund	43	70	38	58	56
Washington Mutual Investors Fund	90	40	37	49	34
Capital World Growth and Income Fund	85	36	29	49	41
Growth-Income Fund	24	33	27	39	27
International Growth and Income Fund	41	56	28	38	51
Capital Income Builder	93	184	72	98	88
Asset Allocation Fund	124	145	79	86	85
Global Balanced Fund	39	86	74	51	41
The Bond Fund of America	456	461	373	514	502
Capital World Bond Fund	91	145	159	125	105
American High-Income Trust	56	78	58	67	78
American Funds Mortgage Fund	975	1143	350	811	680
U.S. Government Securities Fund	433	867	277	446	551
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [17]	— [17]
Managed Risk Growth Fund	32	80	10	7	25
Managed Risk International Fund	24	71	8	8	25
Managed Risk Washington Mutual Investors Fund	16	101	13	11	32
Managed Risk Growth-Income Fund	13	38	6	14	26
Managed Risk Asset Allocation Fund	5	30	8	12	1

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Based on operations for a period that is less than a full year.
[5]	Class 1A shares began investment operations on January 6, 2017.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	This column does not include expenses of the underlying funds in which each fund invests.
[12]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[13]	Unaudited.
[14]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[15]	Refer to Note 5 for further information on mortgage doller rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	359

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors FundSM, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors FundSM (formerly Blue Chip Income and Growth Fund), Capital World Growth and Income Fund® (formerly Global Growth and Income Fund), Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, The Bond Fund of America® (formerly Bond Fund), Capital World Bond Fund®, American High Income Trust® (formerly High-Income Bond Fund), American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund® (formerly U.S. Government/ AAA-Rated Securities Fund), Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund), Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 14, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

360	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	361

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,044.35	$2.78	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A – actual return	1,000.00	1,043.30	4.07	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	1,043.19	4.07	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 – actual return	1,000.00	1,041.82	5.35	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$964.99	$3.67	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	963.92	4.90	.99
Class 1A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 2 – actual return	1,000.00	963.99	4.90	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	962.63	6.13	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,082.01	$1.78	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	1,080.62	3.09	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	1,080.70	3.09	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	1,081.17	2.73	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,079.33	4.40	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
International Fund
Class 1 – actual return	$1,000.00	$943.19	$2.69	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	941.93	3.92	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	941.65	3.92	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	942.13	3.57	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	940.79	5.14	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$954.20	$2.76	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	953.19	3.99	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	953.09	3.99	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	951.85	5.21	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06

See end of tables for footnotes.

362	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,112.70	$1.38	.26%
Class 1 – assumed 5% return	1,000.00	1,023.89	1.33	.26
Class 1A – actual return	1,000.00	1,110.45	2.71	.51
Class 1A – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 2 – actual return	1,000.00	1,110.86	2.71	.51
Class 2 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 4 – actual return	1,000.00	1,109.99	4.04	.76
Class 4 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,045.13	$2.06	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,043.44	3.35	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,043.58	3.35	.65
Class 2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 – actual return	1,000.00	1,042.28	4.63	.90
Class 4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,088.44	$1.47	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	1,087.17	2.79	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,087.22	2.79	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	1,087.58	2.42	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	1,085.90	4.10	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$985.45	$3.40	.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 1A – actual return	1,000.00	984.18	4.65	.93
Class 1A – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 2 – actual return	1,000.00	984.50	4.65	.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 4 – actual return	1,000.00	983.27	5.90	1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,049.72	$1.45	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	1,047.66	2.74	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,047.62	2.74	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,046.38	4.02	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78

See end of tables for footnotes.

American Funds Insurance Series	363

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,046.97	$1.55	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,045.67	2.84	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,045.76	2.84	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,046.17	2.48	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,044.27	4.12	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,046.58	$3.77	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,045.80	5.05	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,045.42	5.05	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,043.85	6.34	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,005.34	$1.01	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	1,004.41	2.27	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	1,005.09	2.27	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	1,003.44	3.53	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$984.22	$2.50	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	983.09	3.75	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	982.87	3.75	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	981.73	5.00	1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09	1.00
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,019.91	$1.73	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	1,018.15	3.00	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	1,018.05	3.00	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	1,019.15	2.65	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,017.92	4.27	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84

See end of tables for footnotes.

364	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,002.52	$1.36	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,001.31	2.62	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,001.35	2.62	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	999.57	3.88	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$998.23	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	999.11	1.86	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	997.26	3.17	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	998.19	2.82	.56
Class 3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	996.38	4.43	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,008.77	$1.16	.23%
Class 1 – assumed 5% return	1,000.00	1,024.05	1.17	.23
Class 1A – actual return	1,000.00	1,007.74	2.43	.48
Class 1A – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 – actual return	1,000.00	1,007.51	2.43	.48
Class 2 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 3 – actual return	1,000.00	1,008.04	2.08	.41
Class 3 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 4 – actual return	1,000.00	1,007.18	3.69	.73
Class 4 – assumed 5% return	1,000.00	1,021.53	3.72	.73

See end of tables for footnotes.

American Funds Insurance Series	365

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,051.28	$1.86	.36%	$3.57	.69%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.52	.69
Class P2 – actual return	1,000.00	1,049.88	3.20	.62	4.91	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$935.28	$1.76	.36%	$4.24	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87
Class P2 – actual return	1,000.00	934.05	3.07	.63	5.56	1.14
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.80	1.14
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,076.75	$1.88	.36%	$4.03	.77%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.92	.77
Class P2 – actual return	1,000.00	1,074.57	3.29	.63	5.39	1.03
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.24	1.03
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,059.70	$1.87	.36%	$3.43	.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.36	.66
Class P2 – actual return	1,000.00	1,057.89	3.16	.61	4.72	.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.63	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,038.67	$1.85	.36%	$3.39	.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.36	.66
Class P2 – actual return	1,000.00	1,037.31	3.13	.61	4.67	.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.63	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

366	American Funds Insurance Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-today operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	367

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	91	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

368	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President and Director, Capital Group International, Inc.[6]; Director, Capital Group Investment Management Limited[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Chairman and Director, Capital Research and Management Company
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in theAmerican Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

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370	American Funds Insurance Series

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American Funds Insurance Series	371

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372	American Funds Insurance Series

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American Funds Insurance Series	373

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374	American Funds Insurance Series

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American Funds Insurance Series	375

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

376	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2022, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1] Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2021.
[2] Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3] Based on Class 1 share results as of December 31, 2020. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4] Based on management fees for the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)        Not applicable.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2020 and December 31, 2021 were $2,634,082 and $2,568,503, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2020 and December 31, 2021, Deloitte billed $84,910 and $84,910, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for 17f-2 security count procedures for select portfolios for the years ended December 31, 2020 and 2021.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2020 and December 31, 2021 were $297,643 and $297,143, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2020 and December 31, 2021.

During the fiscal years ended December 31, 2020 and December 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2020 and December 31, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2020 and December 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2020 and 2021 were $0 and $142,033, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)        Code of Ethics is attached hereto.

(a)(2)        The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)        Not applicable.

(a)(4)        Not applicable.

(b)(1)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)        The certification required under Section  906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2022

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 4, 2022